UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-09729

iShares Trust

(Exact name of registrant as specified in charter)
c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA	02110

(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:        (415) 670-2000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	July 31, 2020

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

JULY 31, 2020

2020 Annual Report

iShares Trust

•	iShares Cybersecurity and Tech ETF | IHAK | NYSE Arca
•	iShares Exponential Technologies ETF | XT | NASDAQ
•	iShares Genomics Immunology and Healthcare ETF | IDNA | NYSE Arca
•	iShares Robotics and Artificial Intelligence Multisector ETF | IRBO | NYSE Arca
•	iShares Self-Driving EV and Tech ETF | IDRV | NYSE Arca
•	iShares U.S. Tech Breakthrough Multisector ETF | TECB | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

BlackRock, Inc.

Rob Kapito

BlackRock, Inc.

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a positive return during the 12 months ended July 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.20% in U.S. dollar terms for the reporting period.

Global stocks posted steady gains for the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading afflicted countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors tried to project the length of the disruption and its ultimate economic impact. Beginning in late March 2020, massive stimulus from the world’s largest central banks and governments, as well as tentative success with slowing the virus’ transmission and optimism surrounding potential vaccines, led to a recovery in equity prices.

In the U.S., following the issuance of stay-at-home orders and other restrictions on public gatherings and nonessential work, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Unemployment increased dramatically as record jobless claims brought the unemployment rate up to 14.7% in April 2020, the highest rate since the Great Depression.

In response to the pandemic, the federal government enacted several rounds of stimulus spending, including the U.S. $1.8 trillion CARES act, followed by an additional U.S. $484 billion in aid for small businesses and hospitals. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by enacting two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The combination of Fed intervention, support from government stimulus, and optimism surrounding development of a coronavirus vaccine led to a significant recovery in U.S. stock prices. By the end of the reporting period many stocks had recovered to near their pre-coronavirus highs.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans, and in July 2020 Eurozone countries reached a historic deal for a collective €750 billion stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. Nonetheless, the stock recovery in Europe was relatively muted compared to other parts of the world, and overall returns were negative for the reporting period.

Asia-Pacific stocks posted a solid return despite a sharp decline when the coronavirus outbreaks worsened. The Chinese economy weakened initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and canceled existing orders. By the end of the reporting period, however, progress in many Asian countries in reducing infections and signs of economic recovery in China led to a significant rise in Asia-Pacific equity markets.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Cybersecurity and Tech ETF

Investment Objective

The iShares Cybersecurity and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that are involved in cyber security and technology, including cyber security hardware, software, products, and services, as represented by the NYSE® FactSet® Global Cyber Security Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	27.85%	31.18%	27.85%	36.25%
Fund Market	27.92	31.25	27.92	36.33
Index	28.23	31.74	28.23	36.77

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/11/19. The first day of secondary market trading was 6/13/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,204.10	$2.58		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	iShares® Cybersecurity and Tech ETF

Portfolio Management Commentary

Global stocks of companies at the forefront of cybersecurity and technology innovation increased sharply for the reporting period. As employees worked from home during the coronavirus pandemic, cyberattacks on private, corporate, and government computers increased sharply. Concerns about ongoing attacks drove expectations of continued demand growth for security solutions to protect consumers’ home systems, corporate electronic communications, and remote computing resources, especially cloud servers.

Information technology stocks in the U.S., which represented approximately 81% of the Index on average during the reporting period, were the main drivers of the Index’s performance, led by the application software industry. Amid the pandemic, the need for social distancing accelerated existing movement toward cloud-based solutions that facilitate remote working. Revenues in the industry rose briskly due to increased subscriptions for digital document signature software. Expectations of increased demand for secure communications over the internet, especially video conferencing, due to reduced business travel, also benefited the industry.

The U.S. systems software industry contributed substantially to the Index’s return. As companies shifted to telecommuting in order to ensure social distancing, demand for virtual private networks, which allow employees to safely connect remotely to corporate servers, grew. Revenue growth from firewalls to protect these systems as well as solutions for secure access to applications on cloud-based platforms drove the industry’s gains. Consolidation in the industry and expenditures by the federal government to stimulate the economy also bolstered the industry.

The U.S. internet services and infrastructure industry also contributed significantly to the Index’s return. Corporate migrations to cloud servers to allow employees to work from home led to expectations of ongoing increases in demand for solutions that allow users to authenticate their identities to gain access to multiple remote computing resources.

The Taiwanese communications equipment industry and the Japanese systems software industries modestly contributed to the Index’s return. In Taiwan, demand for communications equipment used in data centers, 5G networks, and remote working environments drove contributions to the Index’s performance. In Japan, sales of cybersecurity solutions rose amid increases in attempts to steal telecommuters’ private information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Software	70.9%
IT Services	22.2
Communications Equipment	6.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	82.2%
Israel	7.4
Japan	4.3
United Kingdom	3.5
Taiwan	2.0
Other (each representing less than 1%)	0.6

(a)	Excludes money market funds.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Exponential Technologies ETF

Investment Objective

The iShares Exponential Technologies ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of developed and emerging market companies that create or use exponential technologies, as represented by the Morningstar® Exponential Technologies IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	23.05%	14.39%	13.73%	23.05%	95.82%	99.56%
Fund Market	23.41	14.37	13.72	23.41	95.65	99.46
Index	23.37	14.63	13.98	23.37	97.93	101.76

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/19/15. The first day of secondary market trading was 3/23/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,115.90	$ 2.47		$ 1,000.00	$ 1,022.50	$ 2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	iShares® Exponential Technologies ETF

Portfolio Management Commentary

Stocks of companies that create or use exponential technologies rose sharply for the reporting period, driven by the information technology and healthcare sectors. The semiconductors and semiconductor equipment industry led the information technology sector’s gains, supported by growth in the markets for chips used in 5G wireless technology, cloud data centers, and personal computers. Software and services stocks advanced strongly, benefiting from increased software subscriptions and use of e-commerce services as businesses moved to online solutions, particularly during the pandemic. Healthcare sector stocks advanced amid promising developments for coronavirus treatments and vaccines.

Stocks in the U.S., which represented approximately 60% of the Index on average for the reporting period, were the main performance drivers, led by the information technology sector. Strong growth in video gaming during stay-at-home orders motivated consumers to upgrade their computing equipment, benefiting manufacturers of chips used in gaming consoles and personal computers. Increases in remote work also led to rising demand for chips used in artificial intelligence-driven data centers, aiding American manufacturers. Growing demand for big data supported software-as-a-service providers that analyze large amounts of data in the cloud. Higher volumes of electronic transactions drove gains among data processing and outsourced services companies during the pandemic, as consumers increasingly used e-commerce for their retail transactions.

U.S. healthcare stocks also contributed to the Index’s return, buoyed by expectations of strong sales following regulatory approvals of new drugs both domestically and internationally. Positive sentiment about coronavirus vaccines and treatments in development by U.S. biotechnology and pharmaceuticals companies further aided performance. A new electric vehicle model launch, production increases, and investor optimism about continued technological improvements drove performance in the consumer discretionary sector.

Exponential technology stocks in China and the Netherlands bolstered performance. In the Chinese communication services sector, revenues rose due to greater video game play, increased online advertising, and growth in digital payment platforms during lockdowns. The Dutch information technology sector advanced due to strong demand for state-of-the-art machines for producing microchips used in data centers and communication infrastructure.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	37.0%
Health Care	30.9
Industrials	10.0
Communication Services	9.3
Consumer Discretionary	5.3
Financials	4.5
Real Estate	2.4
Materials	0.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	61.1%
Japan	6.2
China	4.6
Netherlands	4.0
Germany	3.2
France	3.1
Denmark	2.8
Switzerland	2.7
United Kingdom	2.4
Sweden	1.8

(a)	Excludes money market funds.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Genomics Immunology and Healthcare ETF

Investment Objective

The iShares Genomics Immunology and Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that could benefit from the long-term growth and innovation in genomics, immunology and bioengineering, as represented by the NYSE® FactSet Global Genomics and Immuno Biopharma IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	36.42%	46.05%	36.42%	53.99%
Fund Market	36.61	46.32	36.61	54.32
Index	36.35	45.89	36.35	53.58

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/11/19. The first day of secondary market trading was 6/13/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,337.90	$ 2.73		$ 1,000.00	$ 1,022.50	$ 2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	9

Fund Summary as of July 31, 2020 (continued)	iShares® Genomics Immunology and Healthcare ETF

Portfolio Management Commentary

Global genomics, immunology, and healthcare stocks advanced strongly, despite disruption created by the coronavirus pandemic. During the first half of the reporting period, stocks in the Index advanced steadily amid ongoing innovations in gene-based therapies, a favorable regulatory environment, clinical successes, and merger and acquisition activity. Following the emergence of the coronavirus, healthcare-related stocks initially declined along with broad global markets, but strong gains by companies focusing on coronavirus treatments and vaccines more than offset those earlier losses.

U.S. stocks, which represented approximately 73% of the Index on average for the reporting period, drove the large majority of its gains. Prior to the pandemic, the U.S. biotechnology industry was buoyed by encouraging results from trials of antibody-drug conjugates for treating bladder, colorectal, and breast cancers. Clinical trial successes led to new drug approvals by the U.S. Food and Drug Administration (“FDA”) and anticipated authorizations by European regulators. Rising sales and regulatory approval of drugs used to treat rare genetic diseases by interfering with the gene malfunctions that cause disease also aided performance.

Following the emergence of the pandemic, while some biotechnology stocks declined due to the economic disruption, others advanced sharply amid coronavirus vaccine development and treatment trials. The U.S. government’s funding program to develop and deliver a vaccine by the end of 2020 also enhanced the industry’s performance. Vaccines in late-stage development at the end of the reporting period included a large-scale human trial with 30,000 participants, involving a synthetic virus to stimulate the subjects’ immune systems to fight the coronavirus. Antibody treatments using genetic material to provoke an immune response by blocking the spiky proteins that infect human cells were also under development. Emergency FDA approval of existing drugs to treat the virus after early trials showed accelerated recovery in patients who received them also supported the industry.

Biotechnology stocks in Denmark and Germany aided performance. In Denmark, the industry gained from a collaborative agreement to develop cancer treatments with a U.S.-based company, while positive developments in coronavirus vaccines and treatments bolstered German equities.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Biotechnology	81.6%
Pharmaceuticals	17.1
Life Sciences Tools & Services	1.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	69.0%
Japan	8.7
Germany	8.4
Denmark	4.5
France	3.9
Switzerland	3.7
Netherlands	1.4
United Kingdom	0.4

(a)	Excludes money market funds.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Robotics and Artificial Intelligence Multisector ETF

Investment Objective

The iShares Robotics and Artificial Intelligence Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that could benefit from the long-term growth and innovation in robotics technologies and artificial intelligence, as represented by the NYSE® FactSet® Global Robotics and Artificial Intelligence Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	26.27%	14.82%	26.27%	33.64%
Fund Market	26.28	14.89	26.28	33.81
Index	26.77	15.16	26.77	34.40

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/26/18. The first day of secondary market trading was 6/28/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,164.30	$2.53		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	11

Fund Summary as of July 31, 2020 (continued)	iShares® Robotics and Artificial Intelligence Multisector ETF

Portfolio Management Commentary

The Index advanced sharply during the reporting period as applications of artificial intelligence (“AI”) continued to expand, showing transformative value across diverse spaces such as autonomous driving and medicine, including in the search for COVID-19 treatments. Investment grew in AI-enhanced robots designed to speed production and increase automation in manufacturing despite economic disruptions.

The information technology sector contributed the most to the Index’s return, driven by stocks in the U.S., China, and Japan. The software industry advanced strongly, benefiting from increased software subscriptions for cloud-based computing and the rising use of software for remote work as businesses increasingly moved to online solutions. Pandemic-related stay-at-home measures further sped migration to cloud computing, benefiting companies that sell software that stores, processes, and analyzes data in the cloud. Growing demand for big data subscription products further supported software-as-a-service providers. In Japan, rising demand for funding for small and mid-sized businesses during the pandemic drove gains of financial technology companies in the software industry.

Semiconductors stocks advanced, supported by escalating demand for chips used in 5G wireless technology, AI-driven data centers, and personal computers. Strong growth in video gaming during stay-at-home restrictions led consumers to upgrade their computing equipment, benefiting manufacturers of chips used in gaming consoles and personal computers.

The communication services sector, most notably media and entertainment companies in the U.S. and China, contributed significantly to the Index’s return. Despite a decline in digital advertising during the pandemic, social media companies’ revenues grew on increases in users and conversions as people turned to social media sites during stay-at-home restrictions. Streaming audio companies added new content and increasingly emphasized podcasts, driving increases in subscribers and revenues. Similarly, demand increased for online video streaming services as consumers spent more time at home. Live streaming of e-sports increased notably in China, driving revenue growth due to improved monetization from online platforms, mobile user growth, and increased advertising. The healthcare sector was also a modest contributor supported primarily by China’s healthcare technology industry, which advanced amid increased demand for tele-health services, especially during the pandemic.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	55.5%
Communication Services	25.9
Industrials	10.4
Consumer Discretionary	6.0
Health Care	2.2

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	49.3%
China	17.3
Japan	10.3
South Korea	4.0
France	3.8
Taiwan	3.5
United Kingdom	1.8
Germany	1.8
Canada	1.7
Russia	1.3

(a)	Excludes money market funds.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Self-Driving EV and Tech ETF

Investment Objective

The iShares Self-Driving EV and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that may benefit from growth and innovation in and around electric vehicles, battery technologies and autonomous driving technologies, as represented by the NYSE® FactSet Global Autonomous Driving and Electric Vehicle Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	24.91%	14.70%	24.91%	19.41%
Fund Market	25.24	14.90	25.24	19.68
Index	25.08	14.80	25.08	19.47

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/19. The first day of secondary market trading was 4/18/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,106.20	$2.46		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	13

Fund Summary as of July 31, 2020 (continued)	iShares® Self-Driving EV and Tech ETF

Portfolio Management Commentary

Stocks of companies related to innovation in electric vehicles (“EV”) and self-driving cars advanced strongly for the reporting period, as strong sales growth persisted despite the coronavirus pandemic. Following the emergence of the coronavirus in 2020, the Index declined along with broad global markets. Robust gains in the automobile manufacturers industry in the final two months of the reporting period more than offset earlier declines.

Stocks in the U.S., which represented approximately 52% of the Index on average, contributed the majority of the Index’s return, led by the semiconductor and semiconductor equipment industry. Expanding partnerships between automobile manufacturers and companies that produce microchips improved revenues and investor sentiment. Consumers abiding by stay-at-home orders amid the pandemic increased spending on video games and upgraded computing equipment, benefiting manufacturers of chips used in gaming systems, as well as manufacturers of smartphones, computers, wearable technology, and apps. Increases in remote work also led to rising demand for chips used in artificial intelligence-driven data centers.

The U.S. automobiles and components industry also contributed significantly to the Index’s return. In 2019, an EV manufacturer advanced gradually due to increasing profits and investor optimism about growing demand for EVs in the U.S. and Europe. In 2020, the EV manufacturer’s stock gained amid an increase in production capacity and the launch of a new EV model. As the EV manufacturer’s market capitalization grew, investor optimism about continued technological improvements and additional new models of EVs also bolstered the Index’s return.

South Korea’s information technology sector contributed modestly to the Index’s return. A large hardware company advanced due to strong smartphone sales and higher microchip prices. A South Korean chemicals company also contributed to the Index’s return amid optimism surrounding increasing sales of batteries for EVs. The Swiss industrials sector and the Chinese consumer discretionary sector were also marginal contributors. In Switzerland, orders for industrial automation equipment grew despite weakness in car sales. In China, strong deliveries of EVs bolstered the consumer discretionary sector’s contribution to the Index’s performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	37.9%
Information Technology	37.8
Industrials	15.6
Communication Services	5.1
Materials	3.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	47.9%
Germany	13.6
Japan	10.4
South Korea	9.3
France	4.7
Netherlands	3.5
Switzerland	3.4
Sweden	1.8
United Kingdom	1.4
China	1.2

(a)	Excludes money market funds.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® U.S. Tech Breakthrough Multisector ETF

Investment Objective

The iShares U.S. Tech Breakthrough Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that could benefit from various breakthrough technologies, including robotics and artificial intelligence, cloud and data tech, cybersecurity, genomics and immunology, and financial technology as represented by the NYSE® FactSet® U.S. Tech Breakthrough IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception

Fund NAV	22.73%
Fund Market	22.69
Index	22.99

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/8/20. The first day of secondary market trading was 1/10/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,216.70	$1.65		$1,000.00	$1,023.40	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	15

Fund Summary as of July 31, 2020 (continued)	iShares® U.S. Tech Breakthrough Multisector ETF

Portfolio Management Commentary

The Index posted a strong return during the partial reporting period, as breakthrough technologies made key contributions to the world’s response to the coronavirus pandemic, including the use of artificial intelligence (“AI”) in the search for a vaccine. Stay-at-home directives led to increased demand for video conferencing and cloud computing, driving significant gains for software companies. Microchip manufacturers also showed strength, supported by rapid growth in chips used for 5G wireless technology, AI-driven data centers, and personal computers.

The software and services industry contributed the most to the Index’s return. Sales and revenues, especially from cloud-based software subscriptions, rose briskly as corporations moved to solutions that helped their employees to work remotely amid the pandemic. With coronavirus-related restrictions in place, online shopping increased, bolstering companies that sell software for e-commerce and online payment processing companies, which benefited from growth in user accounts. Consumers abiding by stay-at-home orders amid the pandemic increased spending on video games and upgraded computing equipment, benefiting manufacturers of chips used in gaming systems, as well as manufacturers of smartphones, computers, wearable technology, and apps. Increases in remote work also led to rising demand for chips used in artificial intelligence-driven data centers. The retail industry also contributed to the Index’s return as online shopping grew in markets for new, used, and homemade items and demand for cloud computing increased.

Prior to the pandemic, the U.S. biotechnology industry was buoyed by encouraging results of antibody-drug conjugates for treating bladder, colorectal, and breast cancers. Clinical trial successes led to new drug approvals by the FDA and anticipated authorizations by European regulators. Following the emergence of the pandemic, stocks advanced sharply amid vaccine development and treatment trials for the coronavirus. Streaming video stocks in the media and entertainment industry, showed strength, benefiting from increased viewership due to more time at home and reduced competition from theaters. Advertising revenue grew modestly, as consumers increased their use of social media platforms to preserve social connections during shutdowns.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	66.6%
Communication Services	12.2
Health Care	10.6
Consumer Discretionary	6.2
Real Estate	3.6
Other (each representing less than 1%)	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	4.7%
Amazon.com Inc.	4.7
salesforce.com Inc.	4.1
Facebook Inc., Class A	4.1
Microsoft Corp.	4.0
NVIDIA Corp.	4.0
Alphabet Inc., Class A	3.8
Adobe Inc.	3.4
Netflix Inc.	3.4
Gilead Sciences Inc.	3.1

(a)	Excludes money market funds.

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE/SHAREHOLDER EXPENSES	17

Schedule of Investments July 31, 2020	iShares® Cybersecurity and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Israel — 7.4%
Check Point Software Technologies Ltd.(a)	35,766	$4,483,268
CyberArk Software Ltd.(a)	25,104	2,958,256
Radware Ltd.(a)	26,206	669,563

		8,111,087

Japan — 4.3%
Digital Arts Inc.	7,000	577,320
Trend Micro Inc.	70,600	4,106,592

		4,683,912

Malaysia — 0.4%
My EG Services Bhd	1,361,300	430,222

South Korea — 0.2%
Ahnlab Inc.	3,846	190,460

Taiwan — 2.0%
Accton Technology Corp.	275,000	2,154,415

United Kingdom — 3.5%
Avast PLC(b)	413,226	3,115,852
Micro Focus International PLC	188,218	684,537

		3,800,389

United States — 82.0%
A10 Networks Inc.(a)	40,251	325,228
Akamai Technologies Inc.(a)	40,339	4,535,717
Alarm.com Holdings Inc.(a)(c)	28,696	2,009,868
Booz Allen Hamilton Holding Corp.	49,575	4,053,252
CACI International Inc., Class A(a)	15,710	3,264,852
Calix Inc.(a)	31,613	648,383
Citrix Systems Inc.	28,741	4,103,065
Crowdstrike Holdings Inc., Class A(a)	42,584	4,820,509
DocuSign Inc.(a)	28,604	6,202,205
Everbridge Inc.(a)(c)	22,304	3,185,011
FireEye Inc.(a)(c)	141,287	2,133,434
ForeScout Technologies Inc.(a)	27,886	808,415
Fortinet Inc.(a)	28,476	3,938,231
Juniper Networks Inc.	160,978	4,085,622
ManTech International Corp./VA, Class A	17,635	1,227,043
Mimecast Ltd.(a)	36,989	1,735,894
NIC Inc.	42,731	936,663
NortonLifeLock Inc.	190,032	4,076,186
Okta Inc.(a)	22,111	4,886,089
Palo Alto Networks Inc.(a)	17,250	4,414,620

Security	Shares	Value

United States (continued)
Perspecta Inc.	90,182	$1,929,895
Ping Identity Holding Corp.(a)	16,798	577,179
Proofpoint Inc.(a)(c)	36,542	4,226,813
Qualys Inc.(a)(c)	21,716	2,681,492
Rapid7 Inc.(a)(c)	30,073	1,791,449
SailPoint Technologies Holding Inc.(a)	56,919	1,792,948
Science Applications International Corp.	36,496	2,918,950
Tenable Holdings Inc.(a)	33,952	1,151,991
Varonis Systems Inc.(a)	19,770	2,142,079
VMware Inc., Class A(a)	26,689	3,742,065
Zix Corp.(a)	38,805	276,098
Zscaler Inc.(a)	40,267	5,228,670

		89,849,916

Total Common Stocks — 99.8% (Cost: $96,583,395)		109,220,401

Short-Term Investments

Money Market Funds — 7.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(d)(e)(f)	7,754,005	7,762,535
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(d)(e)	250,000	250,000

		8,012,535

Total Short-Term Investments — 7.3% (Cost: $8,012,371)		8,012,535

Total Investments in Securities — 107.1% (Cost: $104,595,766)		117,232,936

Other Assets, Less Liabilities — (7.1)%		(7,744,193)

Net Assets — 100.0%		$109,488,743

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Cybersecurity and Tech ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$83,940	$7,678,309	(a)	$—	$122	$164	$7,762,535	7,754,005	$9,182	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,000	247,000	(a)	—	—	—	250,000	250,000	149		—

					$122	$164	$8,012,535		$9,331		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$109,220,401	$—	$—	$109,220,401
Money Market Funds	8,012,535	—	—	8,012,535

	$117,232,936	$—	$—	$117,232,936

See notes to financial statements.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments July 31, 2020	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.4%
Cochlear Ltd.	76,013	$10,369,413
CSL Ltd.	61,554	11,923,150
Sonic Healthcare Ltd.	588,817	13,554,875

		35,847,438

Austria — 0.3%
ams AG(a)	404,581	6,742,275

Belgium — 1.1%
Proximus SADP	407,924	8,446,301
UCB SA	150,814	19,412,042

		27,858,343

Brazil — 0.4%
TIM Participacoes SA	3,447,455	10,430,177

China — 4.6%
3SBio Inc.(a)(b)	8,829,500	10,731,838
Alibaba Group Holding Ltd., ADR(a)	58,216	14,613,380
Baidu Inc., ADR(a)(c)	102,382	12,224,411
NetEase Inc., ADR	38,300	17,557,486
Ping An Insurance Group Co. of China Ltd., Class H	1,014,000	10,741,581
Tencent Holdings Ltd.	272,300	18,761,864
Wuxi Biologics Cayman Inc.(a)(b)	1,008,000	20,757,761
Xiaomi Corp., Class B(a)(b)	9,296,200	17,776,275

		123,164,596

Denmark — 2.8%
DSV PANALPINA A/S	107,425	14,786,895
Genmab A/S(a)	51,875	17,781,290
H Lundbeck A/S	320,526	11,699,162
Novo Nordisk A/S, Class B	209,817	13,887,533
Vestas Wind Systems A/S	121,094	15,607,171

		73,762,051

Finland — 0.6%
Nokia OYJ	3,414,899	16,394,759

France — 3.1%
Bouygues SA(a)	282,950	10,037,651
Capgemini SE	102,543	13,277,651
Iliad SA	93,750	18,446,999
Natixis SA(a)	2,816,425	6,844,018
Orange SA	800,480	9,382,378
Sanofi	121,600	12,732,781
STMicroelectronics NV	452,391	12,737,215

		83,458,693

Germany — 3.2%
Bayer AG, Registered	155,294	10,327,641
Deutsche Boerse AG	77,652	14,195,911
Deutsche Telekom AG, Registered	721,014	12,077,065
Infineon Technologies AG	530,708	13,260,389
Merck KGaA	104,408	13,340,118
Siemens AG, Registered	91,636	11,737,508
Telefonica Deutschland Holding AG	4,015,240	11,039,149

		85,977,781

India — 1.0%
Infosys Ltd.	1,031,248	13,315,763
Infosys Ltd., ADR	131,900	1,694,915
Tata Consultancy Services Ltd.	412,522	12,579,819

		27,590,497

Security	Shares	Value

Japan — 6.1%
Chugai Pharmaceutical Co. Ltd.	389,300	$17,438,048
FANUC Corp.	61,200	10,248,236
Honda Motor Co. Ltd.	409,900	9,785,185
Mitsubishi Heavy Industries Ltd.	305,000	7,057,434
Murata Manufacturing Co. Ltd.	195,100	12,195,364
Nidec Corp.	166,500	13,188,664
Rakuten Inc.	1,397,200	12,752,275
SoftBank Group Corp.	300,200	18,725,234
Taiyo Yuden Co. Ltd.	422,400	13,263,671
Takeda Pharmaceutical Co. Ltd.	294,804	10,472,750
TDK Corp.	106,500	11,765,062
Tokyo Electron Ltd.	57,600	15,689,776
Yaskawa Electric Corp.	319,500	10,531,141

		163,112,840

Netherlands — 3.9%
Adyen NV(a)(b)	15,669	26,255,014
ASM International NV	106,178	16,064,824
ASML Holding NV	42,260	14,976,743
Koninklijke KPN NV	3,976,899	10,317,686
QIAGEN NV(a)	288,057	14,364,257
Randstad NV	199,662	9,599,838
Wolters Kluwer NV	166,259	13,144,760

		104,723,122

Singapore — 0.4%
Singapore Technologies Engineering Ltd.(c)	4,025,300	9,598,725

South Korea — 1.0%
Samsung Electronics Co. Ltd.	273,591	13,296,054
SK Hynix Inc.	176,166	12,243,197

		25,539,251

Spain — 0.6%
Grifols SA	346,271	10,113,796
Telefonica SA	1,649,679	6,921,245

		17,035,041

Sweden — 1.8%
Elekta AB, Class B	959,967	9,841,255
Millicom International Cellular SA, SDR	256,248	7,707,412
Swedish Orphan Biovitrum AB(a)	731,454	15,333,519
Telefonaktiebolaget LM Ericsson, Class B	1,316,757	15,179,536

		48,061,722

Switzerland — 2.7%
ABB Ltd., Registered	518,026	12,966,310
Adecco Group AG, Registered	191,605	9,092,655
Kuehne + Nagel International AG, Registered(a)	72,174	12,448,170
Novartis AG, Registered	128,737	10,680,204
Roche Holding AG, NVS	38,723	13,455,359
Swisscom AG, Registered	22,615	12,076,912

		70,719,610

Taiwan — 1.4%
MediaTek Inc.	844,000	20,196,419
Taiwan Semiconductor Manufacturing Co. Ltd.	1,135,000	16,485,774

		36,682,193

United Kingdom — 2.4%
AstraZeneca PLC	123,172	13,789,871
BT Group PLC	4,721,883	6,109,465
GlaxoSmithKline PLC	512,369	10,287,662
London Stock Exchange Group PLC	130,636	14,546,641
RELX PLC	496,038	10,514,452

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Vodafone Group PLC	6,269,879	$9,509,679

		64,757,770

United States — 60.9%
3M Co.	70,394	10,592,185
Abbott Laboratories	140,021	14,091,713
AbbVie Inc.	137,211	13,022,696
Accenture PLC, Class A	58,840	13,226,055
Advanced Micro Devices Inc.(a)	301,254	23,326,097
Albemarle Corp.	181,065	14,930,620
Alexion Pharmaceuticals Inc.(a)	108,602	11,130,619
Align Technology Inc.(a)	43,174	12,685,385
Alnylam Pharmaceuticals Inc.(a)(c)	100,131	14,595,095
Alphabet Inc., Class A(a)	8,833	13,143,062
Amazon.com Inc.(a)	6,797	21,510,330
Amgen Inc.	50,850	12,441,469
Amphenol Corp., Class A	112,183	11,864,474
Analog Devices Inc.	102,614	11,785,218
Apple Inc.	43,945	18,678,383
Applied Materials Inc.	201,234	12,945,383
Arista Networks Inc.(a)(c)	62,152	16,145,225
Berkshire Hathaway Inc., Class B(a)	53,585	10,490,871
Biogen Inc.(a)	40,695	11,178,510
BioMarin Pharmaceutical Inc.(a)(c)	150,923	18,082,085
BlackRock Inc.(d)	24,015	13,808,865
Boston Scientific Corp.(a)	271,503	10,471,871
Bristol-Myers Squibb Co.	190,755	11,189,688
Broadcom Inc.	37,221	11,789,752
Broadridge Financial Solutions Inc.	99,613	13,382,010
Cadence Design Systems Inc.(a)	180,566	19,726,835
Capital One Financial Corp.	117,297	7,483,549
Charles River Laboratories International Inc.(a)	81,348	16,187,439
Cisco Systems Inc.	268,372	12,640,321
Cognizant Technology Solutions Corp., Class A	196,209	13,404,999
CoreSite Realty Corp.	107,310	13,848,355
Corning Inc.	423,896	13,140,776
CyrusOne Inc.	191,659	15,988,194
Dell Technologies Inc., Class C(a)	249,107	14,904,072
Digital Realty Trust Inc.	101,559	16,304,282
Eli Lilly & Co.	98,440	14,794,548
Emerson Electric Co.	157,223	9,749,398
Envestnet Inc.(a)(c)	165,563	13,443,716
Equinix Inc.	21,269	16,706,374
Exelixis Inc.(a)	675,102	15,588,105
Facebook Inc., Class A(a)	58,756	14,904,635
First Solar Inc.(a)	220,574	13,135,182
General Electric Co.	1,082,566	6,571,176
Gentex Corp.	418,368	11,291,752
Gilead Sciences Inc.	175,401	12,195,632
Hewlett Packard Enterprise Co.	744,473	7,347,948
Honeywell International Inc.	67,585	10,095,171
HP Inc.	592,689	10,419,473
Illumina Inc.(a)(c)	37,043	14,156,353
Incyte Corp.(a)	125,291	12,373,739
Intel Corp.	208,451	9,949,366
Intercept Pharmaceuticals Inc.(a)(c)	99,611	4,546,246
Intercontinental Exchange Inc.	128,931	12,477,942
International Business Machines Corp.	88,917	10,931,456
Intuitive Surgical Inc.(a)(c)	20,679	14,174,214
Ionis Pharmaceuticals Inc.(a)(c)	192,725	11,093,251
IQVIA Holdings Inc.(a)	82,737	13,104,713

Security	Shares	Value

United States (continued)
Jazz Pharmaceuticals PLC(a)	80,244	$8,686,413
Johnson & Johnson	84,450	12,309,432
KLA Corp.	71,240	14,235,889
Laboratory Corp. of America Holdings(a)	71,055	13,707,931
Lam Research Corp.	43,179	16,285,392
Lincoln Electric Holdings Inc.	125,578	11,350,995
Marvell Technology Group Ltd.	479,851	17,500,166
Mastercard Inc., Class A	41,059	12,667,933
Maxim Integrated Products Inc.	205,357	13,982,758
Medtronic PLC	106,566	10,281,488
MercadoLibre Inc.(a)	20,472	23,023,221
Merck & Co. Inc.	133,491	10,711,318
Microchip Technology Inc.	119,606	12,167,518
Micron Technology Inc.(a)	241,533	12,089,934
Microsoft Corp.	78,394	16,071,554
Myriad Genetics Inc.(a)	484,345	5,846,044
Nasdaq Inc.	114,473	15,031,450
Nektar Therapeutics(a)(c)	550,673	12,202,914
NVIDIA Corp.	54,708	23,228,470
ON Semiconductor Corp.(a)	530,237	10,922,882
Palo Alto Networks Inc.(a)	52,410	13,412,767
PayPal Holdings Inc.(a)	112,775	22,111,794
Pfizer Inc.	310,667	11,954,466
PRA Health Sciences Inc.(a)	116,594	12,424,257
Premier Inc., Class A(a)(c)	306,932	10,733,412
Qorvo Inc.(a)	104,560	13,399,364
Qualcomm Inc.	136,653	14,431,923
Quest Diagnostics Inc.	113,580	14,432,611
Raytheon Technologies Corp.	146,029	8,276,924
Regeneron Pharmaceuticals Inc.(a)	31,824	20,114,996
Rockwell Automation Inc.	58,535	12,768,825
Roper Technologies Inc.	34,323	14,842,981
salesforce.com Inc.(a)	75,969	14,802,560
Seagate Technology PLC	205,220	9,280,048
Seattle Genetics Inc.(a)	106,793	17,756,472
ServiceNow Inc.(a)	44,457	19,525,514
Skyworks Solutions Inc.	108,812	15,840,851
Splunk Inc.(a)	81,488	17,097,812
Square Inc., Class A(a)	180,862	23,484,931
Stryker Corp.	60,083	11,614,044
Syneos Health Inc.(a)	211,963	13,224,372
Synopsys Inc.(a)	90,084	17,946,534
T Rowe Price Group Inc.	96,126	13,275,001
TE Connectivity Ltd.	127,846	11,387,243
Tesla Inc.(a)	33,700	48,216,612
Texas Instruments Inc.	96,167	12,266,101
Thermo Fisher Scientific Inc.	37,410	15,485,869
T-Mobile U.S. Inc.(a)	159,176	17,092,319
United Therapeutics Corp.(a)	128,614	14,336,603
Varian Medical Systems Inc.(a)(c)	85,292	12,172,874
Verizon Communications Inc.	194,111	11,157,500
Vertex Pharmaceuticals Inc.(a)	54,085	14,711,120
Visa Inc., Class A	65,379	12,448,162
VMware Inc., Class A(a)	78,717	11,036,911
Western Digital Corp.	232,816	10,034,370
Xilinx Inc.	126,612	13,591,798
XPO Logistics Inc.(a)(c)	145,449	10,911,584
Zebra Technologies Corp., Class A(a)	46,346	13,011,639
Zimmer Biomet Holdings Inc.	80,906	10,910,983

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Zoetis Inc.	96,240	$14,597,683

		1,617,612,405

Total Common Stocks — 99.7% (Cost: $2,048,989,928)		2,649,069,289

Short-Term Investments

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(d)(e)(f)	70,016,100	70,093,118
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(d)(e)	4,020,000	4,020,000

		74,113,118

Total Short-Term Investments — 2.8% (Cost: $74,058,969)		74,113,118

Total Investments in Securities — 102.5% (Cost: $2,123,048,897)		2,723,182,407

Other Assets, Less Liabilities — (2.5)%		(65,555,803)

Net Assets — 100.0%		$2,657,626,604

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$39,966,475	$30,068,770	(a)	$—	$19,806	$38,067	$70,093,118	70,016,100	$721,051	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,069,000	2,951,000	(a)	—	—	—	4,020,000	4,020,000	25,403		—
BlackRock Inc.	13,424,287	3,353,835		(5,759,946)	722,947	2,067,742	13,808,865	24,015	358,555		—

					$742,753	$2,105,809	$87,921,983		$1,105,009		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	41	09/18/20	$1,543	$(30,209)
MSCI Emerging Markets E-Mini Index	19	09/18/20	1,016	57,877
S&P 500 E-Mini Index	30	09/18/20	4,895	226,531

				$254,199

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Exponential Technologies ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$284,408

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$30,209

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,015,933

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$254,199

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,368,766

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,649,069,289	$—	$—	$2,649,069,289
Money Market Funds	74,113,118	—	—	74,113,118

	$2,723,182,407	$—	$—	$2,723,182,407

Derivative financial instruments(a)
Assets
Futures Contracts	$284,408	$—	$—	$284,408
Liabilities
Futures Contracts	(30,209)	—	—	(30,209)

	$254,199	$—	$—	$254,199

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments July 31, 2020	iShares® Genomics Immunology and Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Denmark — 4.4%
Genmab A/S(a)	18,392	$6,304,260

France — 3.9%
Sanofi	52,897	5,538,864

Germany — 8.4%
BioNTech SE, ADR(a)(b)	10,264	842,777
Merck KGaA	44,764	5,719,457
MorphoSys AG(a)	41,572	5,309,160

		11,871,394

Japan — 8.7%
Kyowa Kirin Co. Ltd.	200,300	4,925,565
Sumitomo Dainippon Pharma Co. Ltd.	182,400	2,270,296
Takeda Pharmaceutical Co. Ltd.	144,900	5,147,493

		12,343,354

Netherlands — 1.4%
uniQure NV(a)	46,208	1,928,260

Switzerland — 3.7%
CRISPR Therapeutics AG(a)(b)	60,876	5,202,463

United Kingdom — 0.4%
Orchard Therapeutics PLC, ADR(a)	114,684	589,476

United States — 69.0%
Adverum Biotechnologies Inc.(a)(b)	97,128	1,628,836
Agenus Inc.(a)	189,544	576,214
Allogene Therapeutics Inc.(a)	77,140	2,828,724
AnaptysBio Inc.(a)	34,200	614,232
Bluebird Bio Inc.(a)(b)	75,164	4,562,455
Bridgebio Pharma Inc.(a)(b)	100,320	2,823,005
Constellation Pharmaceuticals Inc.(a)	35,112	944,162
CytomX Therapeutics Inc.(a)	61,028	427,806
Editas Medicine Inc.(a)	74,556	2,188,964
Exelixis Inc.(a)	238,488	5,506,688
Fate Therapeutics Inc.(a)	102,904	3,217,808
FibroGen Inc.(a)	112,024	4,533,611
Gilead Sciences Inc.	69,464	4,829,832
Inovio Pharmaceuticals Inc.(a)(b)	211,812	4,117,625
Intellia Therapeutics Inc.(a)	60,876	1,084,202
Invitae Corp.(a)(b)	164,920	4,815,664
Iovance Biotherapeutics Inc.(a)	169,860	4,937,830
Karyopharm Therapeutics Inc.(a)(b)	87,780	1,408,869
Kura Oncology Inc.(a)(b)	68,324	1,123,247
Ligand Pharmaceuticals Inc.(a)	21,306	2,496,637
MacroGenics Inc.(a)	61,180	1,553,972
Mirati Therapeutics Inc.(a)	54,948	6,665,742
Moderna Inc.(a)	91,656	6,791,710

Security	Shares	Value

United States (continued)
NanoString Technologies Inc.(a)	51,528	$1,860,676
Precision BioSciences Inc.(a)	48,412	307,900
Provention Bio Inc.(a)	50,692	526,690
Regeneron Pharmaceuticals Inc.(a)	8,934	5,646,913
Sangamo Therapeutics Inc.(a)	152,228	1,648,629
Sarepta Therapeutics Inc.(a)(b)	36,024	5,530,404
Seattle Genetics Inc.(a)	35,948	5,977,074
Translate Bio Inc.(a)	58,016	881,263
Twist Bioscience Corp.(a)(b)	41,800	2,342,472
Vir Biotechnology Inc.(a)	44,080	2,105,261
Voyager Therapeutics Inc.(a)	33,136	366,815
ZIOPHARM Oncology Inc.(a)(b)	276,108	820,041

		97,691,973

Total Common Stocks — 99.9% (Cost: $133,509,072)		141,470,044

Rights

United States — 0.0%
BioNTech SE, (Expires 08/14/20)(b)	9,724	0	(c)

Total Rights — 0.0% (Cost: $0)		0	(c)

Short-Term Investments

Money Market Funds — 9.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(d)(e)(f)	13,653,950	13,668,970
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(d)(e)	124,000	124,000

		13,792,970

Total Short-Term Investments — 9.7% (Cost: $13,792,129)		13,792,970

Total Investments in Securities — 109.6% (Cost: $147,301,201)		155,263,014

Other Assets, Less Liabilities — (9.6)%		(13,588,396)

Net Assets — 100.0%		$141,674,618

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Rounds to less than $1.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Genomics Immunology and Healthcare ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$13,669,582	(a)	$—		$(1,453)	$841	$13,668,970	13,653,950	$199,826	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,572,000	—		(1,448,000	)(a)	—	—	124,000	124,000	290		—

						$(1,453)	$841	$13,792,970		$200,116		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total
Investments
Assets
Common Stocks	$141,470,044	$—		$—	$141,470,044
Rights	—	0	(a)	—	0	(a)
Money Market Funds	13,792,970	—		—	13,792,970

	$155,263,014	$0	(a)	$—	$155,263,014

(a)	Rounds to less than $1.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments July 31, 2020	iShares® Robotics and Artificial Intelligence Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.9%
Megaport Ltd.(a)	145,212	$1,369,425

Canada — 1.7%
ATS Automation Tooling Systems Inc.(a)	98,780	1,278,720
Novanta Inc.(a)	12,620	1,308,441

		2,587,161

China — 17.2%
Alibaba Group Holding Ltd.(a)	52,000	1,650,538
Baidu Inc., ADR(a)	12,450	1,486,530
China Telecom Corp. Ltd., Class H	4,492,000	1,338,871
DouYu International Holdings Ltd., ADR(a)(b)	156,567	2,107,392
HUYA Inc., ADR(a)	85,845	2,087,750
iQIYI Inc., ADR(a)(b)	79,063	1,668,229
JOYY Inc.(a)	19,075	1,522,567
Kingsoft Corp. Ltd.	425,000	2,163,331
Lenovo Group Ltd.	2,584,000	1,557,028
Momo Inc., ADR	69,580	1,285,143
Ping An Healthcare and Technology Co. Ltd.(a)(c)	105,000	1,793,760
SINA Corp.(a)(b)	41,618	1,679,286
Tencent Holdings Ltd.	26,100	1,798,328
Tencent Music Entertainment Group, ADR(a)(b)	116,352	1,877,921
Weibo Corp., ADR(a)(b)	41,694	1,440,945
Xiaomi Corp., Class B(a)(c)	852,000	1,629,202

		27,086,821

France — 3.8%
Atos SE(a)	17,782	1,522,370
Dassault Systemes SE	8,217	1,497,329
STMicroelectronics NV	50,527	1,422,604
Vivendi SA	55,158	1,461,025

		5,903,328

Germany — 1.8%
Duerr AG	51,686	1,419,176
Nemetschek SE	19,246	1,420,124

		2,839,300

Israel — 0.7%
Stratasys Ltd.(a)(b)	75,536	1,131,529

Japan — 10.2%
Anritsu Corp.(b)	67,900	1,613,211
FANUC Corp.	7,800	1,306,148
Gree Inc.	351,300	1,445,337
Harmonic Drive Systems Inc.(b)	23,100	1,280,299
Kawasaki Heavy Industries Ltd.	82,500	1,118,935
LINE Corp.(a)	28,600	1,512,097
MINEBEA MITSUMI Inc.	72,700	1,184,048
Money Forward Inc.(a)	23,900	1,611,718
Nidec Corp.	23,200	1,837,700
Oracle Corp. Japan	13,000	1,559,066
Sony Corp.	21,300	1,626,963

		16,095,522

Netherlands — 1.2%
Yandex NV, Class A(a)	33,811	1,945,485

Russia — 1.3%
Mail.Ru Group Ltd., GDR(a)	79,161	2,093,809

South Korea — 4.0%
LG Electronics Inc.	27,370	1,624,189

Security	Shares	Value

South Korea (continued)
NAVER Corp.	7,452	$1,882,702
Samsung Electronics Co. Ltd.	31,125	1,512,622
Samsung SDS Co. Ltd.	9,315	1,301,786

		6,321,299

Sweden — 1.3%
Spotify Technology SA(a)	7,850	2,023,887

Switzerland — 1.1%
Comet Holding AG, Registered	11,245	1,737,987

Taiwan — 3.5%
Global Unichip Corp.	184,000	1,837,205
HTC Corp.	1,400,000	1,428,937
Parade Technologies Ltd.	50,000	2,176,177

		5,442,319

United Kingdom — 1.9%
AVEVA Group PLC	27,266	1,483,713
Fiat Chrysler Automobiles NV(a)	138,351	1,410,232

		2,893,945

United States — 49.2%
3D Systems Corp.(a)(b)	178,214	1,174,430
Adobe Inc.(a)	3,605	1,601,774
Advanced Micro Devices Inc.(a)	26,938	2,085,809
Alphabet Inc., Class A(a)	990	1,473,071
Altair Engineering Inc., Class A(a)	35,570	1,433,471
Alteryx Inc., Class A(a)(b)	10,459	1,835,450
Altra Industrial Motion Corp.	40,367	1,381,762
Amazon.com Inc.(a)	562	1,778,550
Ambarella Inc.(a)	26,725	1,210,108
AMETEK Inc.	15,386	1,434,745
Analog Devices Inc.	11,525	1,323,646
ANSYS Inc.(a)	4,939	1,534,053
Apple Inc.	4,306	1,830,222
Autodesk Inc.(a)	6,089	1,439,622
CEVA Inc.(a)	40,185	1,615,437
Cloudera Inc.(a)	145,575	1,640,630
Cognex Corp.(b)	24,643	1,647,877
Dropbox Inc., Class A(a)	65,013	1,479,046
Elastic NV(a)	16,561	1,593,003
Facebook Inc., Class A(a)	6,175	1,566,412
FARO Technologies Inc.(a)	23,881	1,428,800
GoDaddy Inc., Class A(a)	18,566	1,304,818
HubSpot Inc.(a)	6,772	1,588,779
Intel Corp.	22,216	1,060,370
International Business Machines Corp.	10,837	1,332,301
Intuitive Surgical Inc.(a)	2,393	1,640,258
iRobot Corp.(a)(b)	17,607	1,279,853
Lattice Semiconductor Corp.(a)	50,064	1,556,490
MaxLinear Inc.(a)	67,636	1,714,573
Microchip Technology Inc.	13,233	1,346,193
Microsoft Corp.	7,601	1,558,281
MicroStrategy Inc., Class A(a)	11,388	1,411,201
MongoDB Inc.(a)	7,227	1,655,561
Moog Inc., Class A	22,462	1,206,659
MTS Systems Corp.	47,903	888,601
Netflix Inc.(a)(b)	3,404	1,664,148
NVIDIA Corp.	4,004	1,700,058
Pinterest Inc., Class A(a)	65,034	2,230,016
Proto Labs Inc.(a)(b)	11,518	1,383,542
PTC Inc.(a)	17,052	1,458,969

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Robotics and Artificial Intelligence Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Qualcomm Inc.	16,106	$1,700,955
Regal Beloit Corp.	16,654	1,531,668
salesforce.com Inc.(a)	8,222	1,602,057
Silicon Laboratories Inc.(a)	14,919	1,499,509
Snap Inc., Class A, NVS(a)	70,541	1,581,529
Splunk Inc.(a)	7,814	1,639,533
Talend SA, ADR(a)(b)	41,750	1,475,445
Teradata Corp.(a)	64,691	1,358,511
Texas Instruments Inc.	10,800	1,377,540
Twitter Inc.(a)	41,147	1,497,751
Xilinx Inc.	14,829	1,591,893

		77,344,980

Total Common Stocks — 99.8% (Cost: $129,590,850)		156,816,797

Short-Term Investments

Money Market Funds — 7.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(d)(e)(f)	11,873,483	11,886,544

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(d)(e)	180,000	$180,000

		12,066,544

Total Short-Term Investments — 7.7% (Cost: $12,056,686)		12,066,544

Total Investments in Securities — 107.5% (Cost: $141,647,536)		168,883,341

Other Assets, Less Liabilities — (7.5)%		(11,711,443)

Net Assets — 100.0%		$157,171,898

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,475,735	$8,405,636	(a)	$—	$(3,875)	$9,048	$11,886,544	11,873,483	$77,811	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	62,000	118,000	(a)	—	—	—	180,000	180,000	1,162		—

					$(3,875)	$9,048	$12,066,544		$78,973		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$156,816,797	$—	$—	$156,816,797
Money Market Funds	12,066,544	—	—	12,066,544

	$168,883,341	$—	$—	$168,883,341

See notes to financial statements.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments July 31, 2020	iShares® Self-Driving EV and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.1%
GUD Holdings Ltd.	3,091	$24,916

Belgium — 1.0%
Solvay SA	1,683	131,469
Umicore SA	4,422	208,847

		340,316

Canada — 1.1%
Linamar Corp.	1,133	33,834
Magna International Inc.	6,457	298,434
Martinrea International Inc.	2,005	14,908

		347,176

China — 1.2%
BYD Co. Ltd., Class H	16,500	157,651
NIO Inc., ADR(a)	19,305	230,501

		388,152

France — 4.7%
Cie. Plastic Omnium SA	1,320	26,644
Faurecia SE(a)	1,661	64,600
Schneider Electric SE	11,242	1,305,970
Valeo SA	4,972	127,818

		1,525,032

Germany — 11.5%
Bayerische Motoren Werke AG	7,458	482,404
Continental AG	2,552	249,145
Daimler AG, Registered	20,626	912,195
Hella GmbH & Co. KGaA	1,078	47,140
Infineon Technologies AG	30,085	751,710
Siemens AG, Registered	10,197	1,306,117
Stabilus SA	550	27,628

		3,776,339

Hong Kong — 0.1%
Johnson Electric Holdings Ltd.	12,000	22,079

Japan — 10.4%
Aisin Seiki Co. Ltd.	2,700	77,121
Alps Alpine Co. Ltd.	4,800	60,062
Denso Corp.	9,600	351,204
Exedy Corp.	1,100	13,473
Futaba Industrial Co. Ltd.	1,200	4,642
GS Yuasa Corp.	1,300	20,042
Harmonic Drive Systems Inc.	1,200	66,509
Honda Motor Co. Ltd.	32,400	773,457
Keihin Corp.	1,300	31,009
Koito Manufacturing Co. Ltd.	1,900	74,127
Musashi Seimitsu Industry Co. Ltd.	1,300	9,603
NGK Spark Plug Co. Ltd.	3,600	47,975
Nissan Motor Co. Ltd.	50,400	172,084
Panasonic Corp.	49,500	421,356
Stanley Electric Co. Ltd.	2,400	57,112
Tokai Rika Co. Ltd.	1,300	16,119
Toyoda Gosei Co. Ltd.	1,300	25,132
Toyota Boshoku Corp.	1,300	15,099
Toyota Motor Corp.	19,800	1,164,254

		3,400,380

Netherlands — 3.5%
NXP Semiconductors NV	6,424	755,013
TomTom NV(a)	1,518	12,144

Security	Shares	Value

Netherlands (continued)
Yandex NV, Class A(a)	6,534	$375,966

		1,143,123

South Korea — 9.3%
Hanon Systems	4,675	39,083
Hyundai Mobis Co. Ltd.	1,485	256,142
Hyundai Motor Co.	3,190	338,706
Hyundai Wia Corp.	451	14,385
Iljin Materials Co. Ltd.	484	20,597
LG Chem Ltd.	1,056	503,448
Samsung Electro-Mechanics Co. Ltd.	1,298	153,071
Samsung Electronics Co. Ltd.	27,280	1,325,761
Samsung SDI Co. Ltd.	1,199	400,036

		3,051,229

Spain — 0.1%
Cie. Automotive SA	1,881	30,006

Sweden — 1.8%
Volvo AB, Class B(a)	34,632	597,667

Switzerland — 3.4%
ABB Ltd., Registered	43,648	1,092,520
Autoneum Holding AG(a)	99	10,126

		1,102,646

Taiwan — 0.1%
Himax Technologies Inc., ADR(a)(b)	4,140	16,063
International CSRC Investment Holdings Co.	27,430	17,323

		33,386

United Kingdom — 1.4%
Aptiv PLC	5,830	453,283

United States — 47.8%
Adient PLC(a)	2,134	35,510
Albemarle Corp.	2,475	204,089
Alphabet Inc., Class A(a)	869	1,293,029
Ambarella Inc.(a)	759	34,368
Analog Devices Inc.	8,525	979,096
Apple Inc.	3,762	1,599,001
Autoliv Inc.	2,079	135,197
BorgWarner Inc.	4,840	177,144
Cooper-Standard Holdings Inc.(a)	418	4,477
CTS Corp.	759	15,074
Dana Inc.	3,245	37,090
Ford Motor Co.	91,212	602,911
Garmin Ltd.	3,223	317,756
Garrett Motion Inc.(a)	1,788	10,513
General Motors Co.	30,800	766,612
Gentex Corp.	5,786	156,164
Gentherm Inc.(a)	836	32,412
II-VI Inc.(a)	2,035	103,215
Intel Corp.	19,448	928,253
Johnson Controls International PLC	17,259	664,126
Lear Corp.	1,419	156,629
Livent Corp.(a)	3,465	21,726
Lydall Inc.(a)	360	5,832
Marvell Technology Group Ltd.	15,323	558,830
Maxim Integrated Products Inc.	6,160	419,434
Methode Electronics Inc.	902	25,436
Motorcar Parts of America Inc.(a)	420	6,991
NVIDIA Corp.	3,509	1,489,886
ON Semiconductor Corp.(a)	9,361	192,837

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Self-Driving EV and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Qorvo Inc.(a)	2,618	$335,497
Qualcomm Inc.	14,146	1,493,959
Standard Motor Products Inc.	517	23,513
Stoneridge Inc.(a)	671	13,903
Tenneco Inc., Class A(a)	1,815	13,449
Tesla Inc.(a)	1,419	2,030,248
Veoneer Inc.(a)(b)	2,563	25,758
Vishay Intertechnology Inc.	2,981	46,772
Vishay Precision Group Inc.(a)	252	6,413
Visteon Corp.(a)	682	49,520
Xilinx Inc.	5,643	605,776

		15,618,446

Total Common Stocks — 97.5% (Cost: $28,199,387)		31,854,176

Preferred Stocks

Chile — 0.3%
Sociedad Quimica y Minera de Chile SA, Series B, Class B, Preference Shares	2,783	84,752

Germany — 2.0%
Schaeffler AG, Preference Shares, NVS	3,972	29,449
Volkswagen AG, Preference Shares, NVS	4,290	634,116

		663,565

Total Preferred Stocks — 2.3% (Cost: $855,087)		748,317

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(c)(d)(e)	20,354	$20,376

Total Short-Term Investments — 0.1% (Cost: $20,378)		20,376

Total Investments in Securities — 99.9% (Cost: $29,074,852)		32,622,869

Other Assets, Less Liabilities — 0.1%		37,128

Net Assets — 100.0%		$32,659,997

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$20,164	(a)	$—		$214	$(2)	$20,376	20,354	$4,826	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	24,000	—		(24,000	)(a)	—	—	—	—	249		—

						$214	$(2)	$20,376		$5,075		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	iShares® Self-Driving EV and Tech ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$31,854,176	$—	$—	$31,854,176
Preferred Stocks	748,317	—	—	748,317
Money Market Funds	20,376	—	—	20,376

	$32,622,869	$—	$—	$32,622,869

See notes to financial statements.

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® U.S. Tech Breakthrough Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communication Services — 12.2%
Alphabet Inc., Class A(a)	8,790	$13,079,080
Facebook Inc., Class A(a)	54,845	13,912,531
Netflix Inc.(a)	23,686	11,579,612
Pinterest Inc., Class A(a)	21,339	731,714
Snap Inc., Class A, NVS(a)	47,518	1,065,354
Twitter Inc.(a)	41,445	1,508,598

		41,876,889

Consumer Discretionary — 6.1%
Amazon.com Inc.(a)	5,101	16,143,033
eBay Inc.	63,581	3,514,758
Etsy Inc.(a)	11,164	1,321,594
Groupon Inc.(a)	2,061	31,636
iRobot Corp.(a)	1,491	108,381

		21,119,402

Financials — 0.3%
Blucora Inc.(a)	1,425	16,801
Enova International Inc.(a)	904	14,545
Green Dot Corp., Class A(a)	1,507	76,390
MarketAxess Holdings Inc.	1,111	574,054
Meta Financial Group Inc.	1,015	18,940
OneMain Holdings Inc.	2,688	77,145
Tradeweb Markets Inc., Class A	2,483	134,256
Virtu Financial Inc., Class A	2,925	72,540
World Acceptance Corp.(a)	224	16,643

		1,001,314

Health Care — 10.6%
Adverum Biotechnologies Inc.(a)	8,763	146,956
Allogene Therapeutics Inc.(a)	6,958	255,150
Bluebird Bio Inc.(a)	7,941	482,019
Bridgebio Pharma Inc.(a)	9,052	254,723
Constellation Pharmaceuticals Inc.(a)	3,171	85,268
Editas Medicine Inc.(a)	6,715	197,152
Exelixis Inc.(a)	36,727	848,026
Fate Therapeutics Inc.(a)	9,288	290,436
FibroGen Inc.(a)	10,107	409,030
Gilead Sciences Inc.	154,929	10,772,213
Intellia Therapeutics Inc.(a)(b)	5,490	97,777
Intuitive Surgical Inc.(a)	6,352	4,353,915
Invitae Corp.(a)	14,877	434,408
Iovance Biotherapeutics Inc.(a)	16,459	478,463
Karyopharm Therapeutics Inc.(a)	7,909	126,939
Kura Oncology Inc.(a)	6,161	101,287
Ligand Pharmaceuticals Inc.(a)	1,926	225,689
Mirati Therapeutics Inc.(a)	5,335	647,189
Moderna Inc.(a)	34,316	2,542,816
NanoString Technologies Inc.(a)	4,645	167,731
Regeneron Pharmaceuticals Inc.(a)	13,335	8,428,653
Sangamo Therapeutics Inc.(a)	13,749	148,902
Sarepta Therapeutics Inc.(a)	9,186	1,410,235
Seattle Genetics Inc.(a)	21,211	3,526,753
ZIOPHARM Oncology Inc.(a)	24,825	73,730

		36,505,460

Industrials — 0.5%
Altra Industrial Motion Corp.	3,516	120,353
AMETEK Inc.	12,544	1,169,728
Moog Inc., Class A	1,617	86,865
Proto Labs Inc.(a)	1,383	166,126

Security	Shares	Value

Industrials (continued)
Regal Beloit Corp.	2,185	$200,954

		1,744,026

Information Technology — 66.6%
3D Systems Corp.(a)	6,496	42,809
ACI Worldwide Inc.(a)	3,397	91,006
Adobe Inc.(a)	26,391	11,726,049
Advanced Micro Devices Inc.(a)	61,015	4,724,391
Akamai Technologies Inc.(a)	22,107	2,485,711
Alarm.com Holdings Inc.(a)	6,102	427,384
Alliance Data Systems Corp.	1,395	61,882
Altair Engineering Inc., Class A(a)	2,240	90,272
Alteryx Inc., Class A(a)	4,952	869,027
Analog Devices Inc.	20,177	2,317,328
ANSYS Inc.(a)	4,686	1,455,472
Appian Corp.(a)	3,274	166,548
Apple Inc.	38,179	16,227,602
Autodesk Inc.(a)	11,975	2,831,249
Avalara Inc.(a)	2,202	296,059
Black Knight Inc.(a)	4,356	326,352
Blackline Inc.(a)(b)	1,485	132,031
Booz Allen Hamilton Holding Corp.	18,803	1,537,333
Bottomline Technologies DE Inc.(a)	1,284	61,966
CACI International Inc., Class A(a)	3,438	714,485
Cass Information Systems Inc.	448	16,052
CEVA Inc.(a)	1,175	47,235
Citrix Systems Inc.	17,009	2,428,205
Cloudera Inc.(a)	26,477	298,396
Cognex Corp.	9,022	603,301
CommVault Systems Inc.(a)	3,989	175,835
Crowdstrike Holdings Inc., Class A(a)	19,471	2,204,117
DocuSign Inc.(a)	23,227	5,036,310
Dropbox Inc., Class A(a)	22,778	518,200
Ebix Inc.	672	14,821
Euronet Worldwide Inc.(a)	1,514	145,556
Everbridge Inc.(a)	4,739	676,729
Evo Payments Inc., Class A(a)	1,215	27,568
Fair Isaac Corp.(a)	854	375,068
FARO Technologies Inc.(a)	983	58,813
Fastly Inc., Class A(a)	6,615	638,281
Fidelity National Information Services Inc.	18,526	2,710,539
FireEye Inc.(a)	30,033	453,498
Fiserv Inc.(a)	16,763	1,672,780
FleetCor Technologies Inc.(a)	2,482	641,771
ForeScout Technologies Inc.(a)	5,933	171,998
Fortinet Inc.(a)	18,988	2,626,040
Global Payments Inc.	8,962	1,595,415
GoDaddy Inc., Class A(a)	15,524	1,091,027
Guidewire Software Inc.(a)(b)	2,508	295,091
HP Inc.	135,291	2,378,416
HubSpot Inc.(a)	3,871	908,175
Intel Corp.	196,698	9,388,396
International Business Machines Corp.	84,023	10,329,788
Intuit Inc.	7,595	2,326,880
Jack Henry & Associates Inc.	2,295	409,199
Juniper Networks Inc.	45,564	1,156,414
Lattice Semiconductor Corp.(a)	7,342	228,263
ManTech International Corp./VA, Class A	3,745	260,577
Mastercard Inc., Class A	26,584	8,201,962
MaxLinear Inc.(a)	3,736	94,708
Microchip Technology Inc.	13,184	1,341,208

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	iShares® U.S. Tech Breakthrough Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Information Technology (continued)
Microsoft Corp.	67,609	$13,860,521
MicroStrategy Inc., Class A(a)	733	90,833
MongoDB Inc.(a)(b)	4,734	1,084,465
NetApp Inc.	20,890	925,427
NIC Inc.	9,064	198,683
NortonLifeLock Inc.	81,006	1,737,579
Nutanix Inc., Class A(a)	17,213	381,956
NVIDIA Corp.	32,367	13,742,705
Okta Inc.(a)	15,927	3,519,548
Oracle Corp.	190,359	10,555,407
Palo Alto Networks Inc.(a)	13,008	3,329,007
PayPal Holdings Inc.(a)	33,619	6,591,677
Pegasystems Inc.	3,561	416,245
Perspecta Inc.	18,992	406,429
Progress Software Corp.	4,190	146,063
Proofpoint Inc.(a)	7,856	908,704
PTC Inc.(a)	5,716	489,061
Pure Storage Inc., Class A(a)	21,987	392,688
Q2 Holdings Inc.(a)	1,469	138,159
Qualcomm Inc.	61,670	6,512,969
Qualys Inc.(a)(b)	4,614	569,737
Rapid7 Inc.(a)	6,396	381,010
SailPoint Technologies Holding Inc.(a)	12,100	381,150
salesforce.com Inc.(a)	72,789	14,182,937
Science Applications International Corp.	7,726	617,926
ServiceNow Inc.(a)	17,930	7,874,856
Silicon Laboratories Inc.(a)	2,349	236,098
Splunk Inc.(a)	14,918	3,130,095
Square Inc., Class A(a)	10,799	1,402,250
SS&C Technologies Holdings Inc.	6,766	389,045
Switch Inc., Class A	7,133	128,323
Tenable Holdings Inc.(a)	7,224	245,110
Teradata Corp.(a)	10,067	211,407
Texas Instruments Inc.	50,348	6,421,887
Twilio Inc., Class A(a)	11,701	3,246,091
Unisys Corp.(a)	5,813	69,117
Varonis Systems Inc.(a)	4,206	455,720
Visa Inc., Class A	50,859	9,683,554
VMware Inc., Class A(a)	10,799	1,514,128
Western Digital Corp.	27,668	1,192,491

Security	Shares	Value

Information Technology (continued)
WEX Inc.(a)	1,309	$207,306
Workiva Inc.(a)	999	55,844
Xilinx Inc.	13,341	1,432,156
Zscaler Inc.(a)	9,791	1,271,361
Zuora Inc., Class A(a)	8,855	103,072

		228,962,385

Real Estate — 3.6%
CoreSite Realty Corp.	3,550	458,127
CyrusOne Inc.	10,851	905,190
Digital Realty Trust Inc.	25,351	4,069,850
Equinix Inc.	8,349	6,557,973
QTS Realty Trust Inc., Class A	5,668	407,813

		12,398,953

Total Common Stocks — 99.9% (Cost: $312,353,373)		343,608,429

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(c)(d)(e)	1,241,607	1,242,973
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(c)(d)	520,000	520,000

		1,762,973

Total Short-Term Investments — 0.5% (Cost: $1,763,086)		1,762,973

Total Investments In Securities — 100.4% (Cost: $314,116,459)		345,371,402

Other Assets, Less Liabilities — (0.4)%		(1,298,039)

Net Assets — 100.0%		$344,073,363

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 01/08/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,244,289	(a)	$—	$(1,203)	$(113)	$1,242,973	1,241,607	$3,915	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	520,000	(a)	—	—	—	520,000	520,000	158		—

					$(1,203)	$(113)	$1,762,973		$4,073		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® U.S. Tech Breakthrough Multisector ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$343,608,429	$—	$—	$343,608,429
Money Market Funds	1,762,973	—	—	1,762,973

	$345,371,402	$—	$—	$345,371,402

See notes to financial statements.

SCHEDULE OF INVESTMENTS	33

Statements of Assets and Liabilities

July 31, 2020

	iShares Cybersecurity and Tech ETF	iShares Exponential Technologies ETF	iShares Genomics Immunology and Healthcare ETF	iShares Robotics and Artificial Intelligence Multisector ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$109,220,401	$2,635,260,424	$141,470,044	$156,816,797
Affiliated(c)	8,012,535	87,921,983	13,792,970	12,066,544
Cash	2,703	—	2,577	7,007
Foreign currency, at value(d)	6,943	2,296,264	45,473	133,657
Cash pledged:
Futures contracts	—	466,000	—	—
Foreign currency collateral pledged:
Futures contracts(e)	—	243,595	—	—
Receivables:
Securities lending income — Affiliated	2,396	23,698	33,350	8,759
Variation margin on futures contracts	—	10,290	—	—
Capital shares sold	177,282	—	16,817	—
Dividends	41,915	1,591,330	29,260	70,083
Tax reclaims	—	1,606,281	4,940	8,615

Total assets	117,464,175	2,729,419,865	155,395,431	169,111,462

LIABILITIES
Bank overdraft	—	108,198	—	—
Collateral on securities loaned, at value	7,762,262	70,015,167	13,669,582	11,880,297
Deferred foreign capital gain tax	—	648,517	—	—
Payables:
Investments purchased	177,282	44	—	—
Investment advisory fees	35,888	1,021,335	51,231	59,267

Total liabilities	7,975,432	71,793,261	13,720,813	11,939,564

NET ASSETS	$109,488,743	$2,657,626,604	$141,674,618	$157,171,898

NET ASSETS CONSIST OF:
Paid-in capital	$97,140,697	$2,175,071,015	$134,357,485	$131,873,809
Accumulated earnings	12,348,046	482,555,589	7,317,133	25,298,089

NET ASSETS	$109,488,743	$2,657,626,604	$141,674,618	$157,171,898

Shares outstanding	3,250,000	56,250,000	3,800,000	5,000,000

Net asset value	$33.69	$47.25	$37.28	$31.43

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$7,574,096	$69,154,169	$12,842,700	$11,628,764
(b) Investments, at cost — Unaffiliated	$96,583,395	$2,038,551,492	$133,509,072	$129,590,850
(c) Investments, at cost — Affiliated	$8,012,371	$84,497,405	$13,792,129	$12,056,686
(d) Foreign currency, at cost	$6,820	$2,199,036	$44,576	$133,149
(e) Foreign currency collateral pledged, at cost	$—	$242,658	$—	$—

See notes to financial statements.

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (continued)

July 31, 2020

	iShares Self-Driving EV and Tech ETF	iShares U.S. Tech Breakthrough Multisector ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$32,602,493	$343,608,429
Affiliated(c)	20,376	1,762,973
Cash	—	1,923
Foreign currency, at value(d)	50,338	—
Receivables:
Investments sold	28,473	—
Securities lending income — Affiliated	9	2,337
Dividends	7,114	56,514
Tax reclaims	25,562	—

Total assets	32,734,365	345,432,176

LIABILITIES
Bank overdraft	15,388	—
Collateral on securities loaned, at value	20,379	1,244,295
Payables:
Investments purchased	25,718	—
Capital shares redeemed	—	27,766
Investment advisory fees	12,883	86,752

Total liabilities	74,368	1,358,813

NET ASSETS	$32,659,997	$344,073,363

NET ASSETS CONSIST OF:
Paid-in capital	$29,263,763	$312,537,763
Accumulated earnings	3,396,234	31,535,600

NET ASSETS	$32,659,997	$344,073,363

Shares outstanding	1,100,000	11,200,000

Net asset value	$29.69	$30.72

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$19,440	$1,223,029
(b) Investments, at cost — Unaffiliated	$29,054,474	$312,353,373
(c) Investments, at cost — Affiliated	$20,378	$1,763,086
(d) Foreign currency, at cost	$49,564	$—

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations

Year Ended July 31, 2020

	iShares Cybersecurity and Tech ETF	iShares Exponential Technologies ETF	iShares Genomics Immunology and Healthcare ETF	iShares Robotics and Artificial Intelligence Multisector ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$373,681 (a)	$39,170,403	$278,891	$643,026
Dividends — Affiliated	149	383,958	290	1,162
Securities lending income — Affiliated — net	9,182	721,051	199,826	77,811
Foreign taxes withheld	(11,907)	(2,300,639)	(28,153)	(42,327)
Other foreign taxes	—	—	—	(125)

Total investment income	371,105	37,974,773	450,854	679,547

EXPENSES
Investment advisory fees	109,607	11,476,829	210,355	367,171
Commitment fees	—	1,207	—	—
Miscellaneous	—	264	—	264
Interest expense	—	2,302	—	—

Total expenses	109,607	11,480,602	210,355	367,435

Net investment income	261,498	26,494,171	240,499	312,112

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	(283,785)	(17,191,573)	(663,202)	(1,603,719)
Investments — Affiliated	122	(162,824)	(1,453)	(3,875)
In-kind redemptions — Unaffiliated	1,418,193	281,858,432	7,907,920	5,954,307
In-kind redemptions — Affiliated	—	905,577	—	—
Futures contracts	—	1,015,933	—	—
Foreign currency transactions	(2,500)	(177,579)	4,780	(1,726)

Net realized gain	1,132,030	266,247,966	7,248,045	4,344,987

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	12,396,402	232,589,327	7,501,470	23,435,752
Investments — Affiliated	164	2,105,809	841	9,048
Futures contracts	—	254,199	—	—
Foreign currency translations	300	253,489	1,519	2,756

Net change in unrealized appreciation (depreciation)	12,396,866	235,202,824	7,503,830	23,447,556

Net realized and unrealized gain	13,528,896	501,450,790	14,751,875	27,792,543

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,790,394	$527,944,961	$14,992,374	$28,104,655

(a) Includes $201,600 related to a special distribution from NortonLifeLock Inc.
(b) Net of foreign capital gain tax of	$—	$51,450	$—	$—
(c) Net of deferred foreign capital gain tax of	$—	$422,156	$—	$—

See notes to financial statements.

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (continued)

Year Ended July 31, 2020

	iShares Self-Driving EV and Tech ETF	iShares U.S. Tech Breakthrough Multisector ETF (a)

INVESTMENT INCOME
Dividends — Unaffiliated	$573,475	$412,640
Dividends — Affiliated	249	158
Securities lending income — Affiliated — net	4,826	3,915
Other income — Affiliated	5,036	—
Foreign taxes withheld	(46,930)	—
Other foreign taxes	(91)	—

Total investment income	536,565	416,713

EXPENSES
Investment advisory fees	131,947	227,741

Total expenses	131,947	227,741
Less:
Investment advisory fees waived	—	(56,935)

Total expenses after fees waived	131,947	170,806

Net investment income	404,618	245,907

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(150,238)	262,894
Investments — Affiliated	214	(1,203)
In-kind redemptions — Unaffiliated	2,047,072	3,404,272
Foreign currency transactions	(1,019)	—

Net realized gain	1,896,029	3,665,963

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	4,254,664	31,255,056
Investments — Affiliated	(2)	(113)
Foreign currency translations	2,514	—

Net change in unrealized appreciation (depreciation)	4,257,176	31,254,943

Net realized and unrealized gain	6,153,205	34,920,906

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,557,823	$35,166,813

(a)	For the period from January 08, 2020 (commencement of operations) to July 31, 2020.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets

	iShares Cybersecurity and Tech ETF			iShares Exponential Technologies ETF
	Year Ended 07/31/20	Period From 06/11/19 to 07/31/19	(a)	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$261,498	$321		$26,494,171	$34,674,519
Net realized gain	1,132,030	4,974		266,247,966	32,334,560
Net change in unrealized appreciation (depreciation)	12,396,866	240,597		235,202,824	27,416,253

Net increase in net assets resulting from operations	13,790,394	245,892		527,944,961	94,425,332

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(270,159)	—		(32,694,199)	(34,910,592)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	91,981,204	3,741,412		(400,442,778)	156,420,290

NET ASSETS
Total increase in net assets	105,501,439	3,987,304		94,807,984	215,935,030
Beginning of period	3,987,304	—		2,562,818,620	2,346,883,590

End of period	$109,488,743	$3,987,304		$2,657,626,604	$2,562,818,620

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Genomics Immunology and Healthcare ETF			iShares Robotics and Artificial Intelligence Multisector ETF
	Year Ended 07/31/20	Period From 06/11/19 to 07/31/19	(a)	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$240,499	$(3,313)		$312,112	$229,231
Net realized gain (loss)	7,248,045	214,181		4,344,987	(365,872)
Net change in unrealized appreciation (depreciation)	7,503,830	459,712		23,447,556	3,869,589

Net increase in net assets resulting from operations	14,992,374	670,580		28,104,655	3,732,948

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(437,901)	—		(325,048)	(220,617)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	102,269,280	24,180,285		84,414,160	32,012,112

NET ASSETS
Total increase in net assets	116,823,753	24,850,865		112,193,767	35,524,443
Beginning of period	24,850,865	—		44,978,131	9,453,688

End of period	$141,674,618	$24,850,865		$157,171,898	$44,978,131

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets  (continued)

	iShares Self-Driving EV and Tech ETF		iShares U.S. Tech Breakthrough Multisector ETF
	Year Ended 07/31/20	Period From 04/16/19 to 07/31/19 (a)	Period From 01/08/20 to 07/31/20	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$404,618	$59,598	$245,907
Net realized gain (loss)	1,896,029	(26,600)	3,665,963
Net change in unrealized appreciation (depreciation)	4,257,176	(706,692)	31,254,943

Net increase (decrease) in net assets resulting from operations	6,557,823	(673,694)	35,166,813

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(388,068)	(54,460)	(226,152)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,104)	27,221,500	309,132,702

NET ASSETS
Total increase in net assets	6,166,651	26,493,346	344,073,363
Beginning of period	26,493,346	—	—

End of period	$32,659,997	$26,493,346	$344,073,363

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Cybersecurity and Tech ETF
			Period From
	Year Ended		06/11/19	(a)
	07/31/20		to 07/31/19

Net asset value, beginning of period	$26.58		$24.94

Net investment income(b)	0.33	(c)	0.00	(d)
Net realized and unrealized gain(e)	7.02		1.64

Net increase from investment operations	7.35		1.64

Distributions(f)
From net investment income	(0.15)		—
From net realized gain	(0.09)		—

Total distributions	(0.24)		—

Net asset value, end of period	$33.69		$26.58

Total Return
Based on net asset value	27.85%		6.58	%(g)

Ratios to Average Net Assets
Total expenses	0.47%		0.47	%(h)

Net investment income	1.12	%(c)	0.06	%(h)

Supplemental Data
Net assets, end of period (000)	$109,489		$3,987

Portfolio turnover rate(i)	29%		8	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Includes a one-time special distribution from NortonLifeLock Inc. Excluding such special distribution, the net investment income would have been $0.08 per share and 0.26% of average net assets.
(d)	Rounds to less than $0.01.
(e)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(f)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(g)	Not annualized.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Exponential Technologies ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$38.89	$37.73	$32.74	$25.95	$25.84

Net investment income(a)	0.44	0.55	0.47	0.38	0.41
Net realized and unrealized gain(b)	8.47	1.16	4.91	6.79	0.11

Net increase from investment operations	8.91	1.71	5.38	7.17	0.52

Distributions(c)
From net investment income	(0.55)	(0.55)	(0.39)	(0.38)	(0.41)

Total distributions	(0.55)	(0.55)	(0.39)	(0.38)	(0.41)

Net asset value, end of year	$47.25	$38.89	$37.73	$32.74	$25.95

Total Return
Based on net asset value	23.05%	4.67%	16.48%	27.80%	2.13%

Ratios to Average Net Assets
Total expenses	0.47%	0.47%	0.47%	0.47%	0.47%

Total expenses after fees waived	0.47%	0.47%	0.47%	0.47%	0.36%

Net investment income	1.07%	1.47%	1.30%	1.32%	1.71%

Supplemental Data
Net assets, end of year (000)	$2,657,627	$2,562,819	$2,346,884	$1,147,540	$764,335

Portfolio turnover rate(d)	23%	21%	19%	23%	28%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Genomics Immunology and Healthcare ETF
		Period From
	Year Ended	06/11/19	(a)
	07/31/20	to 07/31/19

Net asset value, beginning of period	$27.61	$24.46

Net investment income (loss)(b)	0.17		(0.01)
Net realized and unrealized gain(c)	9.82	3.16

Net increase from investment operations	9.99	3.15

Distributions(d)
From net investment income	(0.08)	—
From net realized gain	(0.24)	—

Total distributions	(0.32)	—

Net asset value, end of period	$37.28	$27.61

Total Return
Based on net asset value	36.42%	12.88	%(e)

Ratios to Average Net Assets
Total expenses	0.47%	0.47	%(f)

Net investment income (loss)	0.54%	(0.35	)%(f)

Supplemental Data
Net assets, end of period (000)	$141,675	$24,851

Portfolio turnover rate(g)	38%	19	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Robotics and Artificial Intelligence Multisector ETF
			Period From
	Year Ended	Year Ended	06/26/18	(a)
	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$24.99	$23.63	$23.80

Net investment income(b)	0.11	0.24	0.03
Net realized and unrealized gain (loss)(c)	6.44	1.30		(0.20)

Net increase (decrease) from investment operations	6.55	1.54		(0.17)

Distributions(d)
From net investment income	(0.11)	(0.18)	—

Total distributions	(0.11)	(0.18)	—

Net asset value, end of period	$31.43	$24.99	$23.63

Total Return
Based on net asset value	26.27%	6.60%	(0.71	)%(e)

Ratios to Average Net Assets
Total expenses	0.47%	0.47%	0.47	%(f)

Net investment income	0.40%	1.02%	1.16	%(f)

Supplemental Data
Net assets, end of period (000)	$157,172	$44,978	$9,454

Portfolio turnover rate(g)	34%	35%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Self-Driving EV and Tech ETF
			Period From
	Year Ended		04/16/19	(a)
	07/31/20		to 07/31/19

Net asset value, beginning of period	$24.08		$25.39

Net investment income(b)	0.37		0.17
Net realized and unrealized gain (loss)(c)	5.59			(1.30)

Net increase (decrease) from investment operations	5.96			(1.13)

Distributions(d)
From net investment income		(0.35)		(0.18)

Total distributions		(0.35)		(0.18)

Net asset value, end of period	$29.69		$24.08

Total Return
Based on net asset value	24.91	%(e)	(4.40	)%(f)

Ratios to Average Net Assets
Total expenses		0.47%	0.47	%(g)

Net investment income		1.44%	2.43	%(g)

Supplemental Data
Net assets, end of period (000)	$32,660		$26,493

Portfolio turnover rate(h)		19%	2	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Tech Breakthrough Multisector ETF
	Period From
	01/08/20	(a)
	to 07/31/20

Net asset value, beginning of period	$25.21

Net investment income(b)	0.07
Net realized and unrealized gain(c)	5.60

Net increase from investment operations	5.67

Distributions(d)
From net investment income		(0.16)

Total distributions		(0.16)

Net asset value, end of period	$30.72

Total Return
Based on net asset value	22.73	%(e)

Ratios to Average Net Assets
Total expenses	0.40	%(f)

Total expenses after fees waived	0.30	%(f)

Net investment income	0.43	%(f)

Supplemental Data
Net assets, end of period (000)	$344,073

Portfolio turnover rate(g)	12	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cybersecurity and Tech	Non-diversified
Exponential Technologies	Diversified
Genomics Immunology and Healthcare	Non-diversified
Robotics and Artificial Intelligence Multisector	Diversified
Self-Driving EV and Tech	Non-diversified
U.S. Tech Breakthrough Multisector(a)	Non-diversified

(a)	The Fund commenced operations on January 8, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Cybersecurity and Tech
BNP Paribas Securities Corp.	$1,960,644	$1,960,644		$—	$—
Citigroup Global Markets Inc.	4,832	4,832		—	—
Goldman Sachs & Co.	385,920	385,920		—	—
HSBC Bank PLC	2,546,591	2,546,591		—	—
JPMorgan Securities LLC	2,333,389	2,333,389		—	—
UBS AG	342,720	342,720		—	—

	$7,574,096	$7,574,096		$—	$—

Exponential Technologies
BNP Paribas Prime Brokerage International Ltd.	$11,108,160	$11,108,160		$—	$—
BofA Securities, Inc.	2,689,777	2,689,777		—	—
Citigroup Global Markets Inc.	21,806,807	21,735,650		—	(71,157	)(b)
Goldman Sachs & Co.	14,854,250	14,854,250		—	—
JPMorgan Securities LLC	17,305,379	17,305,379		—	—
Wells Fargo Bank, National Association	1,389,796	1,389,796		—	—

	$69,154,169	$69,083,012		$—	$(71,157)

Genomics Immunology and Healthcare
Barclays Capital Inc.	$4,882,921	$4,882,921		$—	$—
BNP Paribas Securities Corp.	826,552	826,552		—	—
Citigroup Global Markets Inc.	3,575,398	3,575,398		—	—
Credit Suisse Securities (USA) LLC	369,495	369,495		—	—
Jefferies LLC	1,777,974	1,777,974		—	—
TD Prime Services LLC	1,410,360	1,410,360		—	—

	$12,842,700	$12,842,700		$—	$—

Robotics and Artificial Intelligence Multisector
Barclays Capital Inc.	$246,855	$246,855		$—	$—
Goldman Sachs & Co.	3,770,608	3,770,608		—	—
Jefferies LLC	120,120	120,120		—	—
JPMorgan Securities LLC	5,360,940	5,360,940		—	—
RBC Capital Markets LLC	374,188	374,188		—	—
Scotia Capital (USA) Inc.	109,408	109,408		—	—
TD Prime Services LLC	1,310,910	1,310,910		—	—
UBS AG	335,735	335,735		—	—

	$11,628,764	$11,628,764		$—	$—

Self-Driving EV and Tech
Barclays Capital Inc.	$3,377	$3,377		$—	$—
Citigroup Global Markets Inc.	16,063	16,063		—	—

	$19,440	$19,440		$—	$—

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
U.S. Tech Breakthrough Multisector
JPMorgan Securities LLC	$2,223	$2,223		$—	$—
Morgan Stanley & Co. LLC	1,157,686	1,157,686		—	—
UBS AG	63,120	63,120		—	—

	$1,223,029	$1,223,029		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Cybersecurity and Tech	0.47%
Genomics Immunology and Healthcare	0.47
Robotics and Artificial Intelligence Multisector	0.47
Self-Driving EV and Tech	0.47

For its investment advisory services to the iShares Exponential Technologies ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Aggregate Average Net Assets	Investment Advisory Fee
First $2 billion	0.4700%
Over $2 billion, up to and including $3 billion	0.4465
Over $3 billion	0.4242

For its investment advisory services to the iShares U.S. Tech Breakthrough Multisector ETF, BFA is entitled to an annual investment advisory fee of 0.40%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: For the year ended July 31, 2020, BFA voluntarily waived its investment advisory fee for the iShares U.S. Tech Breakthrough Multisector ETF in the amount of $56,935.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares U.S. Tech Breakthrough Multisector ETF (the “Group 1 Fund”), retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF and iShares Self-Driving EV and Tech ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, the Group 1 Fund retained 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended July 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Cybersecurity and Tech	$3,740
Exponential Technologies	191,052
Genomics Immunology and Healthcare	68,085
Robotics and Artificial Intelligence Multisector	20,083
Self-Driving EV and Tech	1,130
U.S. Tech Breakthrough Multisector	1,621

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Cybersecurity and Tech	$1,664,487	$3,776,424	$(30,958)
Robotics and Artificial Intelligence Multisector	3,252,059	2,202,642	1,844
U.S. Tech Breakthrough Multisector	3,732,430	4,674,012	(4,684)

During the year ended July 31, 2020, iShares Self-Driving EV and Tech ETF received a reimbursement of $5,036 from an affiliate, which is included in other income — affiliated in the statement of operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Cybersecurity and Tech	$10,007,703	$7,529,233
Exponential Technologies	933,698,174	567,744,174
Genomics Immunology and Healthcare	18,401,848	18,354,171
Robotics and Artificial Intelligence Multisector	35,233,519	27,363,637
Self-Driving EV and Tech	5,584,967	5,341,077
U.S. Tech Breakthrough Multisector	15,042,830	13,125,442

For the year ended July 31, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cybersecurity and Tech	$92,119,226	$2,890,981
Exponential Technologies	78,136,641	856,453,446
Genomics Immunology and Healthcare	122,019,917	20,165,576
Robotics and Artificial Intelligence Multisector	92,577,040	16,267,812
Self-Driving EV and Tech	5,000,457	5,251,503
U.S. Tech Breakthrough Multisector	321,735,665	14,960,404

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2020, the following permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Cybersecurity and Tech	$1,418,081	$(1,418,081)
Exponential Technologies	278,590,566	(278,590,566)
Genomics Immunology and Healthcare	7,907,920	(7,907,920)
Robotics and Artificial Intelligence Multisector	5,925,024	(5,925,024)
Self-Driving EV and Tech	2,045,367	(2,045,367)
U.S. Tech Breakthrough Multisector	3,405,061	(3,405,061)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/20	Period Ended 07/31/19

Cybersecurity and Tech Ordinary income	$270,159	$—

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19

Exponential Technologies Ordinary income	$32,694,199	$34,910,592

iShares ETF	Year Ended 07/31/20	Period Ended 07/31/19

Genomics Immunology and Healthcare Ordinary income	$437,901	$—

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19

Robotics and Artificial Intelligence Multisector Ordinary income	$325,048	$220,617

iShares ETF	Year Ended 07/31/20	Period Ended 07/31/19

Self-Driving EV and Tech Ordinary income	$388,068	$54,460

iShares ETF		Period Ended 07/31/20

U.S. Tech Breakthrough Multisector Ordinary income		$226,152

As of July 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses (c)	Total
Cybersecurity and Tech	$11,061	$—	$12,611,778		$(274,793)	$12,348,046
Exponential Technologies	1,479,543	(96,393,886)	577,469,932		—	482,555,589
Genomics Immunology and Healthcare	18,246	(473,107)	7,771,994		—	7,317,133
Robotics and Artificial Intelligence Multisector	426,823	(1,807,150)	26,678,416		—	25,298,089
Self-Driving EV and Tech	—	(109,650)	3,511,065		(5,181)	3,396,234
U.S. Tech Breakthrough Multisector	309,872	—	31,225,728		—	31,535,600

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cybersecurity and Tech	$104,621,451	$13,609,709	$(998,224)	$12,611,485
Exponential Technologies	2,145,295,643	700,566,789	(122,680,025)	577,886,764
Genomics Immunology and Healthcare	147,492,749	12,609,464	(4,839,199)	7,770,265
Robotics and Artificial Intelligence Multisector	142,207,155	29,785,706	(3,109,520)	26,676,186
Self-Driving EV and Tech	29,114,272	5,866,858	(2,358,261)	3,508,597
U.S. Tech Breakthrough Multisector	314,145,674	36,871,137	(5,645,409)	31,225,728

9.	LINE OF CREDIT

The iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF and iShares Robotics and Artificial Intelligence Multisector ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The iShares Cybersecurity and Tech ETF, iShares Genomics Immunology and Healthcare ETF and iShares Robotics and Artificial Intelligence Multisector ETF did not borrow under the credit agreement during the year ended July 31, 2020.

For the year ended July 31, 2020, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Exponential Technologies	$4,950,000	$81,148	2.79%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/20		Period Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount
Cybersecurity and Tech
Shares sold	3,200,000	$95,082,997	150,000	$3,741,412
Shares redeemed	(100,000)	(3,101,793)	—	—

Net increase	3,100,000	$91,981,204	150,000	$3,741,412

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount
Exponential Technologies
Shares sold	11,650,000	$498,519,842	16,450,000	$579,794,168
Shares redeemed	(21,300,000)	(898,962,620)	(12,750,000)	(423,373,878)

Net increase (decrease)	(9,650,000)	$(400,442,778)	3,700,000	$156,420,290

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

	Year Ended 07/31/20		Period Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

Genomics Immunology and Healthcare
Shares sold	3,500,000	$122,483,801	900,000	$24,180,285
Shares redeemed	(600,000)	(20,214,521)	—	—

Net increase	2,900,000	$102,269,280	900,000	$24,180,285

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

Robotics and Artificial Intelligence Multisector
Shares sold	3,800,000	$100,960,593	1,400,000	$32,012,112
Shares redeemed	(600,000)	(16,546,433)	—	—

Net increase	3,200,000	$84,414,160	1,400,000	$32,012,112

	Year Ended 07/31/20		Period Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

Self-Driving EV and Tech
Shares sold	200,000	$5,497,318	1,100,000	$27,221,500
Shares redeemed	(200,000)	(5,500,422)	—	—

Net increase (decrease)	—	$(3,104)	1,100,000	$27,221,500

			Period Ended 07/31/20
iShares ETF			Shares	Amount

U.S. Tech Breakthrough Multisector
Shares sold			11,700,000	$324,231,765
Shares redeemed			(500,000)	(15,099,063)

Net increase			11,200,000	$309,132,702

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares

Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF,

iShares Self-Driving EV and Tech ETF and iShares U.S. Tech Breakthrough Multisector ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF and iShares U.S. Tech Breakthrough Multisector ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Exponential Technologies ETF and iShares Robotics and Artificial Intelligence Multisector ETF: statements of operations for the year ended July 31, 2020 and statements of changes in net assets for each of the two years in the period ended July 31, 2020.

iShares Self-Driving EV and Tech ETF: statement of operations for the year ended July 31, 2020, and statement of changes in net assets for the year ended July 31, 2020 and for the period April 16, 2019 (commencement of operations) to July 31, 2019.

iShares Cybersecurity and Tech ETF and iShares Genomics Immunology and Healthcare ETF: statements of operations for the year ended July 31, 2020, and statements of changes in net assets for the year ended July 31, 2020 and for the period June 11, 2019 (commencement of operations) to July 31, 2019.

iShares U.S. Tech Breakthrough Multisector ETF: statements of operations and changes in net assets for the period January 8, 2020 (commencement of operations) to July 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Cybersecurity and Tech	100.00%
Exponential Technologies	58.65%
Genomics Immunology and Healthcare	20.66%
Robotics and Artificial Intelligence Multisector	29.06%
Self-Driving EV and Tech	43.87%
U.S. Tech Breakthrough Multisector	69.01%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Dividend Income
Cybersecurity and Tech	$317,897
Exponential Technologies	36,675,697
Genomics Immunology and Healthcare	274,951
Robotics and Artificial Intelligence Multisector	460,349
Self-Driving EV and Tech	550,482
U.S. Tech Breakthrough Multisector	364,183

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Business Income
Exponential Technologies	$261,671

For the fiscal year ended July 31, 2020, the iShares Self-Driving EV and Tech ETF earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Self-Driving EV and Tech	$369,264	$46,605

The following distribution amounts are hereby designated for the fiscal year ended July 31, 2020:

iShares ETF	Short-Term Capital Gain Dividends
Cybersecurity and Tech	$21,954
Genomics Immunology and Healthcare	210,868

IMPORTANT TAX INFORMATION	59

Board Review and Approval of Investment Advisory Contract

iShares Cybersecurity and Tech ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Exponential Technologies ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Board Review and Approval of Investment Advisory Contract  (continued)

BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate and that the Board would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares U.S. Tech Breakthrough Multisector ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on December 1-3, 2019, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Board Review and Approval of Investment Advisory Contract  (continued)

independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory

64	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Cybersecurity and Tech	$0.151371	$0.092280	$—	$0.243651	62%	38%	—%		100%
Exponential Technologies(a)	0.545148	—	0.000779	0.545927	100	—	0	(b)	100
Robotics and Artificial Intelligence Multisector	0.107262	—	—	0.107262	100	—	—		100
Self-Driving EV and Tech	0.352789	—	—	0.352789	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Cybersecurity and Tech ETF

Period Covered: June 13, 2019 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.38%
Greater than 0.5% and Less than 1.0%	3	1.13
Greater than 0.0% and Less than 0.5%	229	86.42
At NAV	3	1.13
Less than 0.0% and Greater than –0.5%	26	9.81
Less than –0.5% and Greater than –1.0%	2	0.75
Less than –2.0% and Greater than –2.5%	1	0.38

	265	100.00%

66	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Exponential Technologies ETF

Period Covered: March 23, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.08%
Greater than 0.5% and Less than 1.0%	23	1.73
Greater than 0.0% and Less than 0.5%	897	67.49
At NAV	28	2.11
Less than 0.0% and Greater than –0.5%	362	27.24
Less than –0.5% and Greater than –1.0%	14	1.05
Less than –1.0% and Greater than –1.5%	4	0.30

	1,329	100.00%

iShares Genomics Immunology and Healthcare ETF Period Covered: June 13, 2019 through June 30, 2020
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.38%
Greater than 0.5% and Less than 1.0%	18	6.79
Greater than 0.0% and Less than 0.5%	222	83.77
At NAV	1	0.38
Less than 0.0% and Greater than –0.5%	22	8.30
Less than –0.5% and Greater than –1.0%	1	0.38

	265	100.00%

iShares Robotics and Artificial Intelligence Multisector ETF Period Covered: June 28, 2018 through June 30, 2020
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.20%
Greater than 1.0% and Less than 1.5%	6	1.19
Greater than 0.5% and Less than 1.0%	106	20.99
Greater than 0.0% and Less than 0.5%	342	67.72
At NAV	2	0.40
Less than 0.0% and Greater than –0.5%	44	8.71
Less than –0.5% and Greater than –1.0%	3	0.59
Less than –1.0% and Greater than –1.5%	1	0.20

	505	100.00%

iShares Self-Driving EV and Tech ETF Period Covered: April 18, 2019 through June 30, 2020
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.33%
Greater than 2.0% and Less than 2.5%	2	0.66
Greater than 1.5% and Less than 2.0%	1	0.33
Greater than 1.0% and Less than 1.5%	7	2.31
Greater than 0.5% and Less than 1.0%	39	12.87
Greater than 0.0% and Less than 0.5%	205	67.66
Less than 0.0% and Greater than –0.5%	39	12.87
Less than –0.5% and Greater than –1.0%	8	2.64
Less than –1.0% and Greater than –1.5%	1	0.33

	303	100.00%

SUPPLEMENTAL INFORMATION	67

Supplemental Information  (unaudited) (continued)

iShares U.S. Tech Breakthrough Multisector ETF

Period Covered: January 10, 2020 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	32	26.89%
At NAV	9	7.56
Less than 0.0% and Greater than –0.5%	78	65.55

	119	100.00%

68	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of July 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	69

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005) ; Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

70	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	71

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

72	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC or Morningstar Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-701-0720

JULY 31, 2020

2020 Annual Report

iShares Trust

•	iShares MSCI ACWI ETF | ACWI | NASDAQ

•	iShares MSCI ACWI Low Carbon Target ETF | CRBN | NYSE Arca

•	iShares MSCI All Country Asia ex Japan ETF | AAXJ | NASDAQ

•	iShares MSCI Europe Financials ETF | EUFN | NASDAQ

•	iShares MSCI Europe Small-Cap ETF | IEUS | NASDAQ

•	iShares MSCI Kokusai ETF | TOK | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

BlackRock, Inc.

Rob Kapito

BlackRock, Inc.

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a positive return during the 12 months ended July 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.20% in U.S. dollar terms for the reporting period.

Global stocks posted steady gains for the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading afflicted countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors tried to project the length of the disruption and its ultimate economic impact. Beginning in late March 2020, massive stimulus from the world’s largest central banks and governments, as well as tentative success with slowing the virus’ transmission and optimism surrounding potential vaccines, led to a recovery in equity prices.

In the U.S., following the issuance of stay-at-home orders and other restrictions on public gatherings and nonessential work, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Unemployment increased dramatically as record jobless claims brought the unemployment rate up to 14.7% in April 2020, the highest rate since the Great Depression.

In response to the pandemic, the federal government enacted several rounds of stimulus spending, including the U.S. $1.8 trillion CARES act, followed by an additional U.S. $484 billion in aid for small businesses and hospitals. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by enacting two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The combination of Fed intervention, support from government stimulus, and optimism surrounding development of a coronavirus vaccine led to a significant recovery in U.S. stock prices. By the end of the reporting period many stocks had recovered to near their pre-coronavirus highs.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans, and in July 2020 Eurozone countries reached a historic deal for a collective €750 billion stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. Nonetheless, the stock recovery in Europe was relatively muted compared to other parts of the world, and overall returns were negative for the reporting period.

Asia-Pacific stocks posted a solid return despite a sharp decline when the coronavirus outbreaks worsened. The Chinese economy weakened initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and canceled existing orders. By the end of the reporting period, however, progress in many Asian countries in reducing infections and signs of economic recovery in China led to a significant rise in Asia-Pacific equity markets.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI ACWI ETF

Investment Objective

The iShares MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities, as represented by the MSCIACWI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	7.29%	7.63%	9.00%	7.29%	44.44%	136.69%
Fund Market	7.56	7.66	8.95	7.56	44.63	135.68
Index	7.20	7.37	8.87	7.20	42.72	133.83

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 999.10	$ 1.59		$ 1,000.00	$ 1,023.30	$ 1.61		0.32%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI ACWI ETF

Portfolio Management Commentary

Global stocks advanced during the reporting period despite high market volatility, a worldwide recession driven by the pandemic, and trade tensions. In the U.S., which represented approximately 57% of the Index on average for the reporting period, equities benefited significantly from unprecedented fiscal and monetary stimulus. Although other nations also implemented economic stimulus programs, market performance varied substantially between countries and sectors.

U.S. equities were the most significant contributors to the Index’s return, with gains concentrated in the information technology sector. Software and services firms led the advance, as businesses responded to the coronavirus by expediting the transition to cloud services. Businesses also increased their support for contactless fintech payments, which helped consumers avoid the virus and benefited information technology companies. Technology hardware and equipment companies made substantial gains as well, partly due to the development of new products and stimulus payments. Furthermore, semiconductors and semiconductor equipment stocks rose sharply amid increased demand for gaming hardware. However, the growing power of information technology companies led to antitrust hearings before Congress late in the reporting period.

The U.S. consumer discretionary sector contributed substantially to the Index’s performance amid significant shifts in purchasing patterns. The rapid growth of e-commerce during the pandemic benefited internet and direct marketing retailers, while automobile manufacturers advanced due to investors’ anticipation of a continued transition to electric cars. The U.S. healthcare sector also posted significant gains as many healthcare firms exceeded earnings expectations, partly due to work on the development of vaccines, tests, and treatments for the coronavirus.

Chinese equities advanced substantially, as economic activity rebounded significantly late in the reporting period. The consumer discretionary sector benefited performance the most, partly due to increased domestic e-commerce driven by consumers staying home during the coronavirus pandemic. Communication services companies also contributed to the Index’s return, as social media revenue rose, partly due to increased time spent online during the pandemic.

On the downside, U.K. stocks detracted from the Index’s performance. Energy stocks declined due to a sharp coronavirus-related drop in oil demand and rising supply stemming from competition between Saudi Arabia and Russia. Banks declined substantially amid concerns over expected loan defaults.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	20.9%
Financials	12.8
Health Care	12.8
Consumer Discretionary	12.1
Communication Services	9.4
Industrials	9.2
Consumer Staples	8.0
Materials	4.7
Utilities	3.2
Energy	3.2
Real Estate	2.8
Exchanged-Traded Funds	0.9

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	57.4%
Japan	6.5
China	5.1
United Kingdom	3.8
France	2.9
Canada	2.8
Switzerland	2.8
Germany	2.5
Australia	1.9
Taiwan	1.6

(a)	Excludes money market funds.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF

Investment Objective

The iShares MSCI ACWI Low Carbon Target ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization developed and emerging market equities with a lower carbon exposure than that of the broad market, as represented by the MSCI ACWI Low Carbon Target Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	7.88%	7.60%	7.35%	7.88%	44.26%	49.25%
Fund Market	7.89	7.62	7.34	7.89	44.36	49.17
Index	8.00	7.38	7.08	8.00	42.76	47.16

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/8/14. The first day of secondary market trading was 12/9/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 999.30	$ 0.99		$ 1,000.00	$ 1,023.90	$ 1.01		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI ACWI Low Carbon Target ETF

Portfolio Management Commentary

Global carbon emissions were nearly flat in 2019, following two years of increases. Reductions in energy-related emissions in the U.S., E.U., and Japan offset increases in other parts of the world as renewable energy production grew and global coal use declined by more than 1%. The global economic recession following the coronavirus outbreak in 2020 significantly lowered carbon emissions as travel and power usage declined sharply, although emissions rose again as economic activity revived. The economic fallout of the pandemic led some countries to pause environmental policymaking, instead prioritizing measures to stimulate their economies. China delayed implementation of its carbon emissions trading system, a new tax on airline trips designed to discourage carbon-intensive travel stalled in Europe, and the U.S. suspended enforcement of some environmental regulations in an attempt to improve business conditions.

Stocks with lower carbon exposure posted a solid return for the reporting period, led by stocks from the U.S., which made up approximately 56% of the Index on average. The information technology sector was the top contributor to the Index’s return, advancing strongly as social distancing requirements drove sharply higher use of technology products and services by people staying at home. The technology hardware, storage, and peripherals industry advanced as high sales of wearable technology products and smartphone software boosted revenues. Software companies also made notable gains, driven by increased demand for cloud-based subscriptions of design, marketing, and business productivity software. Higher online sales helped performance in the consumer discretionary sector despite a decrease in foot traffic at brick-and-mortar stores, while healthcare stocks benefited from development of diagnostic tests, treatments, and vaccines for the coronavirus.

Chinese stocks with a low carbon footprint were also meaningful contributors, led by the consumer discretionary sector. The internet and direct marketing retail industry benefited from increased sales as lockdown restrictions helped accelerate the growth of online shopping.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI ACWI Index, while tracking it relatively closely. The low-carbon investment process leads to underweight and overweight positions in industries with higher or lower carbon exposure, respectively. Consequently, the Index had a carbon footprint that was 80.90% lower than the broader market. For the reporting period, the Index had underweight positions in the energy and materials sectors and overweight positions in the financials and industrials sectors. The energy sector underweight position and stock selection in the materials sector contributed to relative performance, while stock selection in the information technology sector and the financials sector overweight position detracted.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	20.9%
Financials	13.9
Health Care	13.0
Consumer Discretionary	12.2
Industrials	9.9
Communication Services	9.7
Consumer Staples	8.4
Materials	4.1
Real Estate	2.9
Energy	2.5
Utilities	2.5

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	57.3%
Japan	6.5
China	5.1
United Kingdom	3.8
Canada	3.2
France	2.7
Switzerland	2.7
Germany	2.4
Australia	1.8
Taiwan	1.6

(a)	Excludes money market funds.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF

Investment Objective

The iShares MSCI All Country Asia ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities, excluding Japan, as represented by the MSCI AC Asia ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	11.52%	6.87%	4.96%	11.52%	39.43%	62.22%
Fund Market	12.12	6.82	4.85	12.12	39.11	60.62
Index	12.31	7.52	6.18	12.31	43.71	82.19

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,078.00	$ 3.67		$ 1,000.00	$ 1,021.30	$ 3.57		0.71%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	9

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI All Country Asia ex Japan ETF

Portfolio Management Commentary

Stocks in Asia excluding Japan posted strong gains, advancing sharply in the latter part of the reporting period after a steep decline in early 2020. Before the outbreak of the novel coronavirus, the region’s equities strengthened despite continued trade tensions between the U.S. and China. As the coronavirus spread in early 2020, stocks posted steep losses as lockdowns forced the closure of businesses around the world, raising concerns about supply chain disruptions and reduced global demand. However, large investor inflows, particularly to Chinese equities, supportive monetary policy, and optimism about the region’s handling of the virus and potential for economic recovery drove stocks sharply higher.

Stocks in China contributed the most to the Index’s return, led by the consumer discretionary sector. Increased use of e-commerce and migration to cloud computing during lockdowns benefited internet and direct marketing retailers. Increasing demand for food service delivery as businesses reopened following the lockdown also helped the sector’s performance. The interactive media and services industry in the communication services sector was a meaningful contributor, supported by higher revenues from increased social media use, stronger sales of smartphone games, and increased digital advertising during lockdowns.

The information technology sector drove the Index’s performance in Taiwan, advancing amid robust foreign inflows and expectations of ongoing demand for chips used in high-performance computers. The pandemic’s social distancing measures led to expectations of increased demand for cloud processing, video conferencing, and 5G smartphones.

Information technology stocks also drove contribution in South Korea, benefiting from strong foreign inflows amid a weakening U.S. dollar. Technology hardware and equipment stocks advanced amid demand growth for memory chips used in smartphones and data centers, driven by increases in working from home.

On the downside, Hong Kong stocks detracted notably from the Index’s return, constrained by anti-government protests and economic disruption due to the pandemic. The real estate sector detracted the most as concerns mounted about capital outflows and reduced demand for commercial properties, particularly from international investors, which could jeopardize the territory’s role as a financial center.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	20.6%
Consumer Discretionary	18.5
Financials	18.0
Communication Services	13.4
Industrials	5.5
Consumer Staples	5.4
Health Care	4.6
Real Estate	4.5
Materials	3.8
Energy	3.3
Utilities	2.4

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	46.1%
Taiwan	14.5
South Korea	12.9
India	9.1
Hong Kong	8.1
Singapore	2.6
Thailand	2.3
Malaysia	2.0
Indonesia	1.6
Philippines	0.8

(a)	Excludes money market funds.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI Europe Financials ETF

Investment Objective

The iShares MSCI Europe Financials ETF (the “Fund”) seeks to track the investment results of an index composed of developed market European equities in the financials sector, as represented by the MSCI Europe Financials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(15.62)%	(5.66)%	(0.77)%	(15.62)%	(25.27)%	(7.42)%
Fund Market	(15.40)	(5.68)	(0.85)	(15.40)	(25.34)	(8.16)
Index	(15.54)	(5.54)	(0.61)	(15.54)	(24.80)	(5.94)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 788.80	$ 2.13		$ 1,000.00	$ 1,022.50	$ 2.41		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	11

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI Europe Financials ETF

Portfolio Management Commentary

European financials equities declined during the reporting period as the economic repercussions of the coronavirus pandemic exacerbated challenges for a sector already contending with continued low and negative Eurozone interest rates. The ECB pledged €1.35 trillion in economic relief and committed to low interest rates for an extended time, applying further pressure on banks, which are often negatively affected by extremely low interest rates and the weak economic conditions that accompany them.

Stocks in the U.K. detracted the most from the Index’s return as the Bank of England projected the country’s economic contraction would be the worst since 1706. In response to the coronavirus outbreak, the Bank of England reduced its prime lending rate from 0.75% to 0.10% and increased its bond purchasing program from U.K. £445 billion to U.K. £745 billion. In January 2020, the U.K. exited the E.U., leaving companies based in the country only 11 months to resolve issues related to continuing business in the Eurozone. Given the possibility for a “no-deal Brexit,” in which government officials fail to strike a formal separation agreement, uncertainties around significant operational and regulatory matters weighed on the banking industry.

Financials stocks in Spain detracted from the Index’s return as a coronavirus-related fiscal aid package raised the possibility of a sovereign debt crisis. As the pandemic’s July 2020 resurgence prompted renewed restrictions, investors became increasingly concerned about small-and medium-sized companies. Smaller businesses are considered highly susceptible to extended economic downturns, and trade officials anticipated thousands of bankruptcies by the end of 2020. Although the government guaranteed loans worth up to €10 million for small- and medium-sized companies, expectations of increasing defaults pressured banks.

Banking stocks in France and the Netherlands also detracted from the Index’s performance. Credit risk at French banks rose as household and corporate debt levels increased amid the economic downturn. Banking stocks in the Netherlands also declined, as the pandemic disrupted both supply and demand in the country’s trade-driven economy, which could lead to underperforming loans and weaker earnings.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Banks	41.0%
Insurance	34.5
Capital Markets	18.7
Diversified Financial Services	5.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United Kingdom	25.7%
Switzerland	15.7
Germany	15.4
France	9.9
Sweden	7.4
Italy	6.6
Spain	5.5
Netherlands	4.2
Finland	3.4
Belgium	2.8

(a)	Excludes money market funds.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI Europe Small-Cap ETF

Investment Objective

The iShares MSCI Europe Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities in Europe, as represented by the MSCI Europe Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	2.98%	3.81%	7.25%	2.98%	20.53%	101.40%
Fund Market	3.41	3.61	7.17	3.41	19.42	99.80
Index	3.09	3.80	7.40	3.09	20.50	104.19

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 926.70	$ 1.92		$ 1,000.00	$ 1,022.90	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	13

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI Europe Small-Cap ETF

Portfolio Management Commentary

Small-capitalization European equities advanced during the reporting period, as targeted relief packages helped mitigate the negative effect of the coronavirus pandemic on Europe’s already slowing economy. Stocks in Sweden led contributions to the Index’s performance as a loan guarantee program for small-and medium-sized businesses bolstered smaller companies’ financial security. Near the end of the reporting period, sentiment within the industrials sector, which contributed significantly to gains in Sweden, rebounded considerably after falling abruptly during the pandemic’s onset. Consumer discretionary stocks also advanced, driven by an increase in online gambling.

Stocks in Switzerland contributed meaningfully to the Index’s return. Companies in the pharmaceuticals, biotechnology, and life sciences industry advanced, benefiting from increased demand for COVID-19 testing equipment. The industry also benefited from investors’ expectations that Swiss companies would play a key role in treating COVID-19 during the ongoing pandemic.

German stocks added to Index’s return as the government pledged €1.37 trillion in business-focused economic relief. The economic relief and the country’s relative success in containing the coronavirus outbreak, with large-scale testing and contact tracing programs, led to rising business confidence and solid gains in the information technology and consumer discretionary sectors. Denmark also contributed to the Index’s performance, led by the information technology and healthcare sectors. Software companies created mobile applications for national contact tracing and expanded the customer base for remote trading software. The healthcare equipment industry benefited from robust demand for bronchoscopes used in the treatment of COVID-19.

Detractors from the Index’s performance included stocks in the U.K., where insurers’ acknowledgments of significant coronavirus-related claims led to a decline in financials sector stocks. Separately, operational and regulatory uncertainties related to the U.K.’s separation from the E.U. weighed on banks. French equities also detracted as stocks in the industrials sector declined. Diversified support services companies contended with the closure of all businesses, except those identified as essential, for 2 to 3 months.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	23.7%
Financials	13.5
Real Estate	10.8
Consumer Discretionary	10.7
Health Care	9.8
Information Technology	9.8
Materials	6.2
Consumer Staples	5.3
Communication Services	4.9
Utilities	3.5
Energy	1.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United Kingdom	30.1%
Sweden	13.4
Germany	9.9
Switzerland	9.5
Italy	5.8
Netherlands	5.7
France	4.9
Norway	4.1
Spain	3.6
Denmark	3.3

(a)	Excludes money market funds.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI Kokusai ETF

Investment Objective

The iShares MSCI Kokusai ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding Japan, as represented by the MSCI Kokusai Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	7.94%	8.17%	10.25%	7.94%	48.11%	165.26%
Fund Market	8.22	8.22	10.22	8.22	48.44	164.56
Index	7.73	7.93	10.00	7.73	46.46	159.47

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,000.40	$ 1.24		$ 1,000.00	$ 1,023.60	$ 1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	15

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI Kokusai ETF

Portfolio Management Commentary

Developed market stocks outside of Japan advanced during the reporting period despite high market volatility, a worldwide recession driven by the coronavirus, and trade tensions. In the U.S., which represented approximately 70% of the Index on average for the reporting period, equities benefited significantly from unprecedented fiscal and monetary stimulus. Although other nations also implemented economic stimulus programs, market performance varied substantially between countries and sectors.

U.S. equities were the most significant contributors to the Index’s return, with gains concentrated in the information technology sector. Software and services firms led the advance, as businesses responded to the coronavirus by expediting the transition to cloud services. Businesses also increased their support for contactless fintech payments, which helped consumers avoid the virus and benefited information technology companies. Technology hardware and equipment companies made substantial gains as well, partly due to the development of new products and stimulus payments. Furthermore, semiconductors and semiconductor equipment stocks rose amid increased demand for gaming hardware. However, the growing power of information technology companies led to antitrust hearings before Congress late in the reporting period.

The U.S. consumer discretionary sector contributed substantially amid significant shifts in purchasing patterns. The growth of e-commerce during the pandemic benefited internet and direct marketing retailers, while automobile manufacturers advanced due to investors’ anticipation of a continued transition to electric cars. The healthcare sector also posted significant gains, as many healthcare firms exceeded earnings expectations, partly due to work on the development of vaccines, tests, and treatments for the coronavirus. Additionally, U.S. communication services stocks advanced amid revenue growth and increased user engagement for social media firms.

On the downside, U.K. stocks detracted from the Index’s performance. Energy stocks declined due to a sharp coronavirus-related drop in oil demand and rising supply stemming from competition between Saudi Arabia and Russia. The financials sector also detracted from the Index’s return, as bank stocks declined substantially amid concerns over expected loan defaults and sharply lower profits. Moreover, elevated international tensions increased political scrutiny of U.K. banks due to their substantial operations in Asia.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	22.2%
Health Care	14.2
Financials	12.6
Consumer Discretionary	10.7
Industrials	9.2
Communication Services	8.8
Consumer Staples	8.4
Materials	4.4
Utilities	3.5
Energy	3.1
Real Estate	2.9

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	70.9%
United Kingdom	4.6
France	3.6
Canada	3.5
Switzerland	3.5
Germany	3.1
Australia	2.4
Netherlands	1.6
Hong Kong	1.1
Sweden	1.0

(a)	Excludes money market funds.

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE / SHAREHOLDER EXPENSES	17

Schedule of Investments July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.0%
Globant SA(a)	8,933	$1,544,873

Australia — 1.9%
Afterpay Ltd.(a)	51,326	2,522,851
AGL Energy Ltd.	129,700	1,545,899
AMP Ltd.(a)	1,124,053	1,180,958
Ampol Ltd.	61,346	1,156,170
APA Group	311,764	2,459,398
Aristocrat Leisure Ltd.	157,278	2,952,893
ASX Ltd.	51,829	3,072,033
Aurizon Holdings Ltd.	646,795	2,064,129
AusNet Services	633,441	808,605
Australia & New Zealand Banking Group Ltd.	635,662	8,187,338
BHP Group Ltd.	685,301	18,061,293
BHP Group PLC	514,410	11,173,946
BlueScope Steel Ltd.	188,105	1,509,526
Brambles Ltd.	383,924	2,968,070
CIMIC Group Ltd.	20,779	320,088
Coca-Cola Amatil Ltd.	190,150	1,115,475
Cochlear Ltd.	12,422	1,694,563
Coles Group Ltd.	314,599	4,099,420
Commonwealth Bank of Australia	402,757	20,565,214
Computershare Ltd.	91,033	876,769
Crown Resorts Ltd.	61,829	396,849
CSL Ltd.	109,083	21,129,625
Dexus	290,859	1,775,097
Evolution Mining Ltd.	353,509	1,495,762
Fortescue Metals Group Ltd.	402,737	5,028,407
Goodman Group	375,795	4,562,660
GPT Group (The)	584,670	1,626,869
Insurance Australia Group Ltd.	503,431	1,837,671
James Hardie Industries PLC	122,321	2,541,322
Lendlease Corp. Ltd.	162,124	1,319,633
Macquarie Group Ltd.	78,171	6,922,893
Magellan Financial Group Ltd.	28,072	1,231,263
Medibank Pvt Ltd.	811,337	1,640,818
Mirvac Group	1,488,768	2,231,431
National Australia Bank Ltd.	716,260	9,071,342
Newcrest Mining Ltd.	190,824	4,814,365
Northern Star Resources Ltd.	168,011	1,862,762
Oil Search Ltd.	409,083	856,652
Orica Ltd.	162,925	2,020,193
Origin Energy Ltd.	415,791	1,601,251
Qantas Airways Ltd.	163,026	377,633
QBE Insurance Group Ltd.	375,985	2,672,110
Ramsay Health Care Ltd.	34,742	1,544,246
REA Group Ltd.	9,754	758,827
Rio Tinto Ltd.	67,364	4,927,631
Santos Ltd.	557,026	2,105,214
Scentre Group	1,285,611	1,880,832
Seek Ltd.	148,008	2,300,140
Sonic Healthcare Ltd.	92,223	2,123,022
South32 Ltd.	1,280,480	1,891,691
Stockland	645,820	1,477,448
Suncorp Group Ltd.	378,549	2,321,124
Sydney Airport	456,977	1,713,982
Tabcorp Holdings Ltd.	380,750	972,076
Telstra Corp. Ltd.	1,040,454	2,499,642
TPG Telecom Ltd.(a)	59,971	345,786

Security	Shares	Value

Australia (continued)
Transurban Group	632,357	$6,262,765
Treasury Wine Estates Ltd.	189,277	1,465,992
Vicinity Centres	1,016,049	950,901
Washington H Soul Pattinson & Co. Ltd.	26,478	371,229
Wesfarmers Ltd.	243,579	8,131,481
Westpac Banking Corp.	798,965	9,792,193
WiseTech Global Ltd.	33,381	494,344
Woodside Petroleum Ltd.	177,129	2,541,832
Woolworths Group Ltd.	295,066	8,184,945

		230,408,589

Austria — 0.0%
Andritz AG	12,170	409,856
Erste Group Bank AG(a)	69,323	1,549,317
OMV AG(a)	50,699	1,601,906
Raiffeisen Bank International AG	15,630	268,920
Verbund AG	12,548	660,885
voestalpine AG	37,610	833,662

		5,324,546

Belgium — 0.3%
Ageas SA/NV	65,270	2,458,239
Anheuser-Busch InBev SA/NV	178,294	9,723,602
Colruyt SA	12,038	705,483
Elia Group SA/NV	5,085	554,400
Galapagos NV(a)	10,502	1,957,174
Groupe Bruxelles Lambert SA	45,931	4,003,984
KBC Group NV	57,383	3,278,773
Proximus SADP	25,264	523,106
Sofina SA	1,912	538,104
Solvay SA	9,462	739,133
Telenet Group Holding NV	7,073	276,006
UCB SA	31,347	4,034,833
Umicore SA	50,079	2,365,183

		31,158,020

Brazil — 0.5%
Ambev SA	1,067,095	2,849,249
Atacadao SA	51,200	220,702
B2W Cia. Digital(a)	49,900	1,143,737
B3 SA — Brasil, Bolsa, Balcao	498,300	6,072,487
Banco Bradesco SA	75,130	299,175
Banco BTG Pactual SA	53,700	891,458
Banco do Brasil SA	213,200	1,375,246
Banco Santander Brasil SA	29,400	168,805
BB Seguridade Participacoes SA	152,100	813,121
BR Malls Participacoes SA	411,048	781,700
BRF SA(a)	159,972	636,102
CCR SA	436,100	1,253,228
Centrais Eletricas Brasileiras SA	127,033	901,418
Cia Brasileira de Distribuicao	57,771	787,918
Cia. de Saneamento Basico do Estado de Sao Paulo	104,200	1,217,982
Cia. Siderurgica Nacional SA	115,000	270,612
Cielo SA	410,146	423,083
Cogna Educacao	462,900	736,258
Cosan SA	38,800	673,772
Energisa SA	100	944
Engie Brasil Energia SA	25,800	228,819
Equatorial Energia SA	170,900	838,118
Hapvida Participacoes e Investimentos SA(b)	53,200	665,690
Hypera SA	154,800	1,074,067
IRB Brasil Resseguros SA	173,900	266,238

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
JBS SA	288,700	$1,194,552
Klabin SA	182,400	723,882
Localiza Rent a Car SA	142,885	1,397,615
Lojas Renner SA	168,300	1,329,705
Magazine Luiza SA	169,400	2,626,354
Natura & Co. Holding SA	180,515	1,631,147
Notre Dame Intermedica Participacoes SA	117,200	1,502,991
Petrobras Distribuidora SA	155,800	679,369
Petroleo Brasileiro SA	636,100	2,773,727
Porto Seguro SA	13,700	142,190
Raia Drogasil SA	49,200	1,172,869
Rumo SA(a)	325,400	1,388,910
Sul America SA	63,500	618,435
Suzano SA(a)	140,013	1,129,614
TIM Participacoes SA	346,200	1,047,418
Ultrapar Participacoes SA	240,100	873,544
Vale SA	879,402	10,255,579
WEG SA	199,400	2,579,736

		57,657,566

Canada — 2.8%
Agnico Eagle Mines Ltd.	59,605	4,733,247
Air Canada(a)(c)	28,311	319,357
Algonquin Power & Utilities Corp.	64,723	892,931
Alimentation Couche-Tard Inc., Class B	210,358	7,310,313
AltaGas Ltd.	58,683	735,126
Atco Ltd., Class I, NVS	10,154	315,953
B2Gold Corp.	202,457	1,402,614
Bank of Montreal	151,784	8,303,644
Bank of Nova Scotia (The)	270,002	11,088,324
Barrick Gold Corp.	420,534	12,152,946
Bausch Health Companies Inc.(a)	79,314	1,450,093
BCE Inc.	68,346	2,865,481
BlackBerry Ltd.(a)	88,423	419,176
Brookfield Asset Management Inc., Class A	326,260	10,536,773
CAE Inc.	59,455	887,275
Cameco Corp.	117,984	1,199,658
Canadian Apartment Properties REIT	24,564	890,686
Canadian Imperial Bank of Commerce	104,457	7,231,279
Canadian National Railway Co.	170,074	16,612,529
Canadian Natural Resources Ltd.	283,611	5,003,156
Canadian Pacific Railway Ltd.	33,432	9,193,987
Canadian Tire Corp. Ltd., Class A, NVS	18,056	1,664,603
Canadian Utilities Ltd., Class A, NVS	83,105	2,131,756
Canopy Growth Corp.(a)(c)	55,716	1,017,405
CCL Industries Inc., Class B, NVS	49,922	1,660,712
Cenovus Energy Inc.	279,069	1,241,696
CGI Inc.(a)	52,567	3,754,449
CI Financial Corp.	42,577	585,175
Constellation Software Inc.	5,208	6,160,059
Cronos Group Inc.(a)(c)	43,385	284,375
Dollarama Inc.	72,832	2,663,166
Emera Inc.	39,917	1,661,346
Empire Co. Ltd., Class A, NVS	33,415	858,388
Enbridge Inc.	487,595	15,605,224
Fairfax Financial Holdings Ltd.	7,171	2,246,753
First Quantum Minerals Ltd.	187,795	1,587,039
Fortis Inc.	88,278	3,595,047
Franco-Nevada Corp.	47,313	7,562,309
George Weston Ltd.	13,807	1,042,818
Gildan Activewear Inc.	56,682	1,005,846

Security	Shares	Value

Canada (continued)
Great-West Lifeco Inc.	49,268	$870,971
Hydro One Ltd.(b)	58,036	1,236,542
iA Financial Corp. Inc.	21,307	748,091
Imperial Oil Ltd.	84,949	1,328,616
Intact Financial Corp.	24,342	2,657,539
Inter Pipeline Ltd.	86,081	806,507
Keyera Corp.	49,025	745,165
Kinross Gold Corp.(a)	362,856	3,386,114
Kirkland Lake Gold Ltd.	63,164	3,449,382
Loblaw Companies Ltd.	37,003	1,919,626
Lundin Mining Corp.	100,930	565,118
Magna International Inc.	77,208	3,568,456
Manulife Financial Corp.	451,895	6,055,629
Metro Inc.	55,150	2,419,271
National Bank of Canada	61,158	2,887,370
Nutrien Ltd.	140,708	4,582,070
Onex Corp.	17,206	764,797
Open Text Corp.	83,722	3,768,271
Pan American Silver Corp.	48,534	1,813,458
Parkland Corp./Canada	32,175	847,191
Pembina Pipeline Corp.	137,969	3,352,662
Power Corp. of Canada	173,724	3,082,807
Quebecor Inc., Class B	33,521	764,764
Restaurant Brands International Inc.	68,366	3,861,059
RioCan REIT	16,148	180,346
Ritchie Bros Auctioneers Inc.	22,708	1,049,874
Rogers Communications Inc., Class B, NVS	88,016	3,594,233
Royal Bank of Canada	335,625	23,151,736
Saputo Inc.	88,180	2,157,925
Shaw Communications Inc., Class B, NVS	134,829	2,466,077
Shopify Inc., Class A(a)	25,285	25,856,579
SmartCentres Real Estate Investment Trust	12,051	182,452
Sun Life Financial Inc.	134,260	5,233,083
Suncor Energy Inc.	375,812	5,911,429
TC Energy Corp.	226,442	10,320,481
Teck Resources Ltd., Class B	144,056	1,459,380
TELUS Corp.	166,256	2,883,260
Thomson Reuters Corp.	47,669	3,325,976
TMX Group Ltd.	11,753	1,201,359
Toronto-Dominion Bank (The)	429,685	19,012,639
Waste Connections Inc.	66,700	6,828,079
Wheaton Precious Metals Corp.	114,297	6,200,794
WSP Global Inc.	21,615	1,357,251
Yamana Gold Inc.	196,431	1,275,812

		339,002,955

Chile — 0.1%
Aguas Andinas SA, Class A	1,782,640	626,817
Banco de Chile	8,911,031	855,678
Banco de Credito e Inversiones SA	20,391	727,394
Banco Santander Chile	16,405,195	714,174
Cia. Cervecerias Unidas SA	87,852	682,606
Colbun SA	3,948,721	714,682
Empresas CMPC SA	439,546	973,878
Empresas COPEC SA	116,637	952,340
Enel Americas SA	8,018,729	1,244,408
Enel Chile SA	8,434,283	724,317
Falabella SA	150,125	535,530

		8,751,824

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China — 5.1%
3SBio Inc.(a)(b)	336,000	$408,392
51job Inc., ADR(a)(c)	6,426	436,197
58.com Inc., ADR(a)(c)	22,990	1,272,956
AAC Technologies Holdings Inc.(c)	188,500	1,500,665
Agile Group Holdings Ltd.	148,000	187,716
Agricultural Bank of China Ltd., Class A	1,981,300	917,209
Agricultural Bank of China Ltd., Class H	6,609,000	2,345,069
Aier Eye Hospital Group Co. Ltd., Class A	215,914	1,401,828
Air China Ltd., Class H(c)	316,000	196,119
AK Medical Holdings Ltd.(b)	88,000	257,180
Alibaba Group Holding Ltd., ADR(a)	449,850	112,921,347
Alibaba Health Information Technology Ltd.(a)	906,000	2,501,664
Alibaba Pictures Group Ltd.(a)	4,070,000	567,160
A-Living Services Co. Ltd., Class H(b)(c)	121,250	684,458
Anhui Conch Cement Co. Ltd., Class A	200,592	1,765,790
Anhui Conch Cement Co. Ltd., Class H	295,500	2,232,397
Anta Sports Products Ltd.	263,000	2,494,194
Autohome Inc., ADR(c)	16,780	1,470,767
BAIC Motor Corp. Ltd., Class H(b)	164,000	79,988
Baidu Inc., ADR(a)(c)	66,994	7,999,084
Bank of China Ltd., Class H	20,879,000	7,004,387
Bank of Communications Co. Ltd., Class A	2,399,100	1,636,707
Bank of Ningbo Co. Ltd., Class A	292,696	1,215,293
Bank of Shanghai Co. Ltd., Class A	1,142,671	1,356,024
Baozun Inc., ADR(a)(c)	15,005	631,110
Beijing Capital International Airport Co. Ltd., Class H	398,000	262,416
Beijing Enterprises Holdings Ltd.	35,500	124,132
Beijing Enterprises Water Group Ltd.	3,110,000	1,320,211
BEST Inc., ADR(a)(c)	53,577	225,559
Bilibili Inc., ADR(a)(c)	22,561	983,208
Bosideng International Holdings Ltd.(c)	1,008,000	291,337
Brilliance China Automotive Holdings Ltd.	884,000	904,508
BYD Co. Ltd., Class H(c)	193,500	1,848,814
BYD Electronic International Co. Ltd.(c)	180,500	632,316
CanSino Biologics Inc., Class H(a)(b)	14,800	518,273
China Aoyuan Group Ltd.	279,000	351,351
China Cinda Asset Management Co. Ltd., Class H	554,000	104,364
China CITIC Bank Corp. Ltd., Class H	2,139,000	932,856
China Communications Construction Co. Ltd., Class H	760,000	442,260
China Communications Services Corp. Ltd., Class H	484,000	313,499
China Conch Venture Holdings Ltd.	454,500	1,952,833
China Construction Bank Corp., Class H	23,432,260	17,173,136
China East Education Holdings Ltd.(b)	246,000	577,688
China Education Group Holdings Ltd.(c)	177,000	335,720
China Everbright Bank Co. Ltd., Class A	2,267,200	1,228,280
China Everbright International Ltd.(c)	717,000	443,141
China Everbright Ltd.	280,000	447,988
China Evergrande Group	470,000	1,318,998
China Galaxy Securities Co. Ltd., Class H	811,500	484,793
China Gas Holdings Ltd.	600,800	1,806,230
China Hongqiao Group Ltd.	218,000	125,171
China Huarong Asset Management Co. Ltd., Class H(b)	1,698,000	192,800
China Huishan Dairy Holdings Co. Ltd.(a)(d)	813,015	1
China International Capital Corp. Ltd., Class H(a)(b)(c)	402,400	950,159
China Jinmao Holdings Group Ltd.(c)	1,184,000	805,099
China Lesso Group Holdings Ltd.	362,000	698,759
China Life Insurance Co. Ltd., Class H	2,072,000	4,774,834
China Literature Ltd.(a)(b)(c)	65,000	427,312

Security	Shares	Value

China (continued)
China Longyuan Power Group Corp. Ltd., Class H	440,000	$315,089
China Medical System Holdings Ltd.	395,000	478,575
China Mengniu Dairy Co. Ltd.	553,000	2,593,681
China Merchants Bank Co. Ltd., Class A	383,100	1,910,764
China Merchants Bank Co. Ltd., Class H	949,788	4,430,187
China Merchants Port Holdings Co. Ltd.(c)	98,000	112,160
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	539,094	1,318,133
China Minsheng Banking Corp. Ltd., Class A	1,912,000	1,518,145
China Minsheng Banking Corp. Ltd., Class H(c)	952,500	599,752
China Mobile Ltd.	1,468,000	10,057,908
China Molybdenum Co. Ltd., Class H	1,092,000	442,425
China National Building Material Co. Ltd., Class H	886,000	1,374,122
China Oilfield Services Ltd., Class H	554,000	431,037
China Overseas Land & Investment Ltd.	941,000	2,865,423
China Overseas Property Holdings Ltd.	275,000	287,057
China Pacific Insurance Group Co. Ltd., Class A	232,399	982,922
China Pacific Insurance Group Co. Ltd., Class H	684,000	1,981,342
China Petroleum & Chemical Corp., Class H	7,083,200	3,034,273
China Railway Construction Corp. Ltd., Class H	530,000	423,305
China Railway Group Ltd., Class H	871,000	440,546
China Resources Beer Holdings Co. Ltd.	388,000	2,698,408
China Resources Cement Holdings Ltd.	506,000	692,060
China Resources Gas Group Ltd.	236,000	1,163,222
China Resources Land Ltd.	682,000	2,842,327
China Resources Power Holdings Co. Ltd.	372,000	474,228
China Shenhua Energy Co. Ltd., Class H	1,104,000	1,840,427
China Southern Airlines Co. Ltd., Class H(a)(c)	246,000	113,951
China State Construction Engineering Corp. Ltd., Class A	2,012,057	1,450,521
China State Construction International Holdings Ltd.	384,000	226,926
China Taiping Insurance Holdings Co. Ltd.(c)	681,200	1,207,671
China Telecom Corp. Ltd., Class H	4,664,000	1,390,137
China Tourism Group Duty Free Corp. Ltd., Class A	114,390	3,983,915
China Tower Corp. Ltd., Class H(b)	10,162,000	1,848,781
China Traditional Chinese Medicine Holdings Co. Ltd.	704,000	359,712
China Unicom Hong Kong Ltd.	1,996,000	1,112,580
China United Network Communications Ltd., Class A	1,752,296	1,275,813
China Vanke Co. Ltd., Class A	434,296	1,670,645
China Yangtze Power Co. Ltd., Class A	815,010	2,145,793
China Yuhua Education Corp Ltd.(b)	290,000	280,264
CIFI Holdings Group Co. Ltd.(c)	574,000	515,476
CITIC Ltd.	1,101,000	1,032,782
CITIC Securities Co. Ltd., Class A	555,299	2,384,429
CNOOC Ltd.	4,470,000	4,729,426
Contemporary Amperex Technology Co. Ltd., Class A	78,300	2,381,011
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	404,000	180,362
COSCO SHIPPING Ports Ltd.	374,000	194,958
Country Garden Holdings Co. Ltd.(c)	1,860,866	2,389,050
Country Garden Services Holdings Co. Ltd.	312,000	1,882,016
CRRC Corp. Ltd., Class A	2,211,498	1,851,037
CRRC Corp. Ltd., Class H	674,000	293,074
CSPC Pharmaceutical Group Ltd.	1,423,200	2,985,888
Dali Foods Group Co. Ltd.(b)	554,000	338,110
Dongfeng Motor Group Co. Ltd., Class H	470,000	336,572
ENN Energy Holdings Ltd.	232,200	2,813,293
Far East Horizon Ltd.(c)	397,000	326,812
Foshan Haitian Flavouring & Food Co. Ltd., Class A	84,776	1,823,524
Fosun International Ltd.	1,242,500	1,415,612

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
GDS Holdings Ltd., ADR(a)(c)	18,655	$1,497,810
Geely Automobile Holdings Ltd.	1,265,000	2,660,512
Genscript Biotech Corp.(a)	264,000	572,269
GF Securities Co. Ltd., Class H	361,200	432,963
GOME Retail Holdings Ltd.(a)(c)	3,270,000	472,556
Great Wall Motor Co. Ltd., Class H	1,338,000	1,306,890
Gree Electric Appliances Inc. of Zhuhai, Class A	189,756	1,547,746
Greentown Service Group Co. Ltd., Class L	308,000	421,254
Guangdong Investment Ltd.	1,002,000	1,618,673
Guangzhou Automobile Group Co. Ltd., Class H	684,000	653,975
Guotai Junan Securities Co. Ltd., Class H(b)	217,600	359,943
Haidilao International Holding Ltd.(b)(c)	167,000	768,180
Haier Electronics Group Co. Ltd.(d)	474,000	1,642,138
Haitian International Holdings Ltd.	144,000	331,470
Haitong Securities Co. Ltd., Class H(a)	892,800	829,419
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	291,935	1,547,698
Hansoh Pharmaceutical Group Co. Ltd.(a)(b)	162,000	700,240
Hengan International Group Co. Ltd.	142,000	1,191,853
Hua Hong Semiconductor Ltd.(a)(b)(c)	143,000	627,339
Huaneng Power International Inc., Class H	622,000	265,647
Huatai Securities Co. Ltd., Class H(b)(c)	536,600	969,317
Huazhu Group Ltd., ADR(c)	38,571	1,324,142
Hutchison China MediTech Ltd., ADR(a)(c)	17,323	469,800
HUYA Inc., ADR(a)(c)	13,622	331,287
Industrial & Commercial Bank of China Ltd., Class A	1,252,191	890,160
Industrial & Commercial Bank of China Ltd., Class H	14,647,260	8,655,835
Industrial Bank Co. Ltd., Class A	625,100	1,402,998
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	263,000	1,380,729
Innovent Biologics Inc.(a)(b)	267,000	1,636,409
iQIYI Inc., ADR(a)(c)	89,765	1,894,042
JD.com Inc., ADR(a)	203,563	12,985,284
Jiangsu Expressway Co. Ltd., Class H	280,000	300,225
Jiangsu Hengrui Medicine Co. Ltd., Class A	149,799	2,026,304
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	96,200	1,862,024
JOYY Inc.(a)(c)	13,970	1,115,085
Kaisa Group Holdings Ltd.	622,000	276,081
Kingboard Holdings Ltd.	160,500	469,062
Kingdee International Software Group Co. Ltd.(c)	629,000	1,736,807
Kingsoft Corp. Ltd.	234,000	1,191,105
Koolearn Technology Holding Ltd.(a)(b)(c)	55,000	254,768
Kunlun Energy Co. Ltd.	1,192,000	996,640
Kweichow Moutai Co. Ltd., Class A	20,332	4,890,287
KWG Group Holdings Ltd.	272,000	484,323
Legend Holdings Corp., Class H(b)	106,400	138,111
Lenovo Group Ltd.	1,752,000	1,055,694
Li Ning Co. Ltd.	516,000	1,661,144
Logan Group Co. Ltd.	214,000	370,556
Longfor Group Holdings Ltd.(b)	405,000	2,001,432
Luxshare Precision Industry Co. Ltd., Class A	296,040	2,485,934
Luye Pharma Group Ltd.(b)	390,000	246,071
Meituan Dianping, Class B(a)	846,400	20,957,415
Momo Inc., ADR	44,167	815,764
Muyuan Foodstuff Co. Ltd., Class A	148,980	1,953,304
NetEase Inc., ADR	19,490	8,934,606
New China Life Insurance Co. Ltd., Class H	231,500	905,067
New Oriental Education & Technology Group Inc., ADR(a)	37,254	5,223,011
NIO Inc., ADR(a)(c)	189,679	2,264,767

Security	Shares	Value

China (continued)
Noah Holdings Ltd.(a)(c)	10,686	$325,602
People’s Insurance Co. Group of China Ltd. (The), Class H	1,986,000	645,754
PetroChina Co. Ltd., Class H	6,204,000	2,153,333
PICC Property & Casualty Co. Ltd., Class H	1,492,000	1,178,168
Pinduoduo Inc., ADR(a)(c)	61,708	5,664,794
Ping An Bank Co. Ltd., Class A	890,200	1,701,998
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	91,600	1,564,842
Ping An Insurance Group Co. of China Ltd., Class A	223,300	2,429,105
Ping An Insurance Group Co. of China Ltd., Class H	1,400,000	14,830,585
Poly Developments and Holdings Group Co. Ltd., Class A	528,100	1,180,746
Postal Savings Bank of China Co. Ltd., Class H(b)	1,782,000	981,799
SAIC Motor Corp. Ltd., Class A	438,713	1,143,115
Seazen Group Ltd.(c)	534,000	506,426
Semiconductor Manufacturing International Corp.(a)	811,000	3,123,577
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	600,000	1,525,122
Shanghai Pudong Development Bank Co. Ltd., Class A	1,044,152	1,550,384
Shenzhen Expressway Co. Ltd., Class H	254,000	242,195
Shenzhen International Holdings Ltd.	296,500	483,569
Shenzhou International Group Holdings Ltd.	176,900	2,111,333
Shimao Group Holdings Ltd.	302,000	1,280,057
Silergy Corp.	14,000	838,724
SINA Corp.(a)(c)	22,044	889,475
Sino Biopharmaceutical Ltd.	2,661,000	3,467,794
Sino-Ocean Group Holding Ltd.	2,869,000	692,244
Sinopec Engineering Group Co. Ltd., Class H	91,000	40,274
Sinopharm Group Co. Ltd., Class H	304,800	725,995
Sinotruk Hong Kong Ltd.	179,500	559,331
Sun Art Retail Group Ltd.	593,500	823,986
Sunac China Holdings Ltd.	606,000	2,853,991
Sunny Optical Technology Group Co. Ltd.	179,900	3,386,675
TAL Education Group, ADR(a)(c)	95,926	7,498,535
Tencent Holdings Ltd.	1,382,900	95,283,812
Tencent Music Entertainment Group, ADR(a)(c)	73,917	1,193,020
Tingyi Cayman Islands Holding Corp.	494,000	920,410
TravelSky Technology Ltd., Class H	374,000	719,027
Trip.com Group Ltd., ADR(a)(c)	118,587	3,225,566
Tsingtao Brewery Co. Ltd., Class H	126,000	1,121,778
Uni-President China Holdings Ltd.	303,000	328,404
Vipshop Holdings Ltd., ADR(a)	109,671	2,497,209
Wanhua Chemical Group Co. Ltd., Class A	200,653	1,943,765
Want Want China Holdings Ltd.(c)	1,074,000	794,047
Weibo Corp., ADR(a)(c)	16,130	557,453
Weichai Power Co. Ltd., Class H	514,000	1,108,885
Wens Foodstuffs Group Co. Ltd., Class A	438,516	1,492,673
Wuliangye Yibin Co. Ltd., Class A	110,800	3,453,940
WuXi AppTec Co. Ltd., Class A	124,333	2,013,634
WuXi AppTec Co. Ltd., Class H(b)	43,260	651,395
Wuxi Biologics Cayman Inc.(a)(b)	215,500	4,437,795
Xiaomi Corp., Class B(a)(b)	2,555,800	4,887,223
Xinjiang Goldwind Science & Technology Co. Ltd., Class H(c)	217,600	218,998
Xinyi Solar Holdings Ltd.	1,146,000	1,253,913
Yanzhou Coal Mining Co. Ltd., Class H	470,000	366,894
Yihai International Holding Ltd.	127,000	1,555,915
Yum China Holdings Inc.	93,809	4,806,773
Zai Lab Ltd., ADR(a)(c)	13,770	1,048,035

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Zhejiang Expressway Co. Ltd., Class H	322,000	$239,313
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	97,700	585,555
Zhongsheng Group Holdings Ltd.(c)	140,000	864,365
Zhuzhou CRRC Times Electric Co. Ltd., Class H	122,500	429,924
Zijin Mining Group Co. Ltd., Class H	1,438,000	892,465
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(a)	316,600	325,987
ZTE Corp., Class H	194,200	573,815
ZTO Express Cayman Inc., ADR(c)	90,485	3,352,469

		612,277,556

Colombia — 0.0%
Ecopetrol SA	2,025,528	1,130,020
Grupo de Inversiones Suramericana SA	144,265	750,667
Interconexion Electrica SA ESP	26,649	137,235

		2,017,922

Czech Republic — 0.0%
CEZ AS	68,221	1,371,161
Komercni Banka AS(a)	46,323	1,073,872

		2,445,033

Denmark — 0.7%
Ambu A/S, Series B(c)	38,400	1,340,630
AP Moller — Maersk A/S, Class A	2,322	2,759,348
Carlsberg AS, Class B	32,984	4,859,637
Chr Hansen Holding A/S	26,429	3,008,517
Coloplast A/S, Class B	26,457	4,519,656
Danske Bank A/S(a)	172,615	2,784,356
Demant A/S(a)	22,981	712,929
DSV PANALPINA A/S	51,654	7,110,098
Genmab A/S(a)	16,225	5,561,473
GN Store Nord A/S	27,733	1,697,359
H Lundbeck A/S	15,250	556,623
Novo Nordisk A/S, Class B	420,609	27,839,599
Novozymes A/S, Class B	56,859	3,406,855
Orsted A/S(b)	42,290	6,049,438
Pandora A/S	26,015	1,652,513
Tryg A/S	44,105	1,303,127
Vestas Wind Systems A/S	50,463	6,503,912

		81,666,070

Egypt — 0.0%
Commercial International Bank Egypt SAE	317,406	1,251,736

Finland — 0.3%
Elisa OYJ	29,732	1,774,077
Fortum OYJ	118,337	2,409,655
Kone OYJ, Class B	76,639	6,093,666
Neste OYJ	107,308	4,933,550
Nokia OYJ	1,353,772	6,499,391
Nordea Bank Abp(a)	759,358	5,880,195
Orion OYJ, Class B	23,393	1,024,056
Sampo OYJ, Class A	114,641	4,157,717
Stora Enso OYJ, Class R	169,572	2,137,531
UPM-Kymmene OYJ	134,597	3,601,812
Wartsila OYJ Abp	129,805	1,086,740

		39,598,390

France — 2.9%
Accor SA(a)	58,746	1,475,482
Aeroports de Paris(c)	4,743	448,688
Air Liquide SA	111,435	18,395,355

Security	Shares	Value

France (continued)
Airbus SE(a)	141,377	$10,366,726
Alstom SA(a)	58,914	3,290,316
Amundi SA(a)(b)	12,544	953,780
Arkema SA	21,288	2,205,663
Atos SE(a)	28,356	2,427,642
AXA SA(c)	436,775	8,710,027
BioMerieux	9,529	1,549,356
BNP Paribas SA(a)	264,310	10,662,526
Bollore SA	77,745	260,172
Bouygues SA(a)	77,169	2,737,570
Bureau Veritas SA(a)	30,201	661,577
Capgemini SE	42,363	5,485,320
Carrefour SA	160,253	2,558,239
Casino Guichard Perrachon SA(a)(c)	9,986	278,679
Cie. de Saint-Gobain(a)	130,085	4,794,741
Cie. Generale des Etablissements Michelin SCA	45,562	4,759,500
CNP Assurances(a)	26,378	317,846
Covivio	5,401	391,504
Credit Agricole SA(a)	287,601	2,763,556
Danone SA	143,721	9,608,977
Dassault Systemes SE	26,404	4,811,422
Edenred	70,498	3,512,120
Eiffage SA(a)	15,205	1,330,513
Electricite de France SA	140,271	1,418,192
Engie SA(a)	442,201	5,903,571
EssilorLuxottica SA(a)	66,826	8,866,239
Eurazeo SE(a)	3,235	169,388
Eurofins Scientific SE(a)	2,928	1,910,530
Faurecia SE(a)	12,420	483,044
Gecina SA	5,297	685,875
Getlink SE(a)	164,843	2,481,419
Hermes International	7,573	6,144,970
Iliad SA	4,753	935,238
Ingenico Group SA(a)	16,304	2,624,901
Ipsen SA	7,770	750,662
Kering SA	17,990	10,248,352
Klepierre SA(c)	33,966	586,004
La Francaise des Jeux SAEM(b)	15,891	579,518
Legrand SA	66,020	5,111,935
L’Oreal SA	60,614	20,284,323
LVMH Moet Hennessy Louis Vuitton SE	66,261	28,736,193
Natixis SA(a)	242,637	589,617
Orange SA	466,883	5,472,307
Orpea(a)(c)	7,278	931,195
Pernod Ricard SA	54,771	9,455,939
Peugeot SA(a)	108,535	1,750,594
Publicis Groupe SA	63,923	2,059,799
Remy Cointreau SA(c)	4,015	645,218
Renault SA(a)	52,675	1,249,190
Safran SA(a)	79,340	8,391,220
Sanofi	274,326	28,724,777
Sartorius Stedim Biotech	5,885	1,837,179
Schneider Electric SE	138,974	16,144,442
SCOR SE(a)	29,327	756,006
SEB SA	4,643	769,198
SES SA	90,159	639,252
Societe Generale SA(a)	169,917	2,608,834
Sodexo SA	13,386	922,511
STMicroelectronics NV	168,797	4,752,534
Suez SA	116,854	1,545,542

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Teleperformance	12,133	$3,548,080
Thales SA	19,524	1,416,626
TOTAL SE	589,081	21,803,212
Ubisoft Entertainment SA(a)	24,055	2,013,340
Unibail-Rodamco-Westfield(c)	34,307	1,806,088
Valeo SA	63,918	1,643,175
Veolia Environnement SA	143,014	3,265,592
Vinci SA	120,198	10,347,365
Vivendi SA	209,699	5,554,507
Wendel SE	18,720	1,754,310
Worldline SA(a)(b)	31,413	2,701,248

		347,776,548

Germany — 2.3%
adidas AG(a)	44,645	12,348,215
Allianz SE, Registered	98,222	20,467,514
Aroundtown SA(a)	269,474	1,627,680
BASF SE	206,699	11,441,373
Bayer AG, Registered	234,367	15,586,295
Bayerische Motoren Werke AG	80,192	5,187,039
Beiersdorf AG	23,171	2,771,480
Brenntag AG	30,873	1,902,762
Carl Zeiss Meditec AG, Bearer(a)	9,134	957,505
Commerzbank AG(a)	293,558	1,509,678
Continental AG	25,122	2,452,590
Covestro AG(b)	57,919	2,250,556
Daimler AG, Registered(c)	202,229	8,943,678
Delivery Hero SE(a)(b)	30,528	3,529,073
Deutsche Bank AG, Registered(a)	467,751	4,198,700
Deutsche Boerse AG	48,042	8,782,774
Deutsche Lufthansa AG, Registered(a)(c)	52,878	467,586
Deutsche Post AG, Registered(a)	237,822	9,634,751
Deutsche Telekom AG, Registered	781,740	13,094,232
Deutsche Wohnen SE	83,702	4,077,878
E.ON SE	521,034	6,121,795
Evonik Industries AG	44,116	1,193,063
Fraport AG Frankfurt Airport Services Worldwide(a)(c)	7,551	294,837
Fresenius Medical Care AG & Co. KGaA(a)	51,419	4,537,117
Fresenius SE & Co. KGaA(a)	104,198	5,208,261
GEA Group AG	46,993	1,702,085
Hannover Rueck SE	12,410	2,104,370
HeidelbergCement AG	47,955	2,676,560
Henkel AG & Co. KGaA	29,466	2,566,227
HOCHTIEF AG	4,167	339,996
Infineon Technologies AG	308,955	7,719,619
KION Group AG	13,152	1,014,006
Knorr-Bremse AG	9,760	1,147,080
LANXESS AG(a)	31,251	1,625,989
LEG Immobilien AG(a)	13,526	1,891,509
Merck KGaA	33,223	4,244,873
METRO AG	79,046	724,594
MTU Aero Engines AG(a)	13,403	2,327,433
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	33,944	9,023,197
Nemetschek SE	12,760	941,535
Puma SE(a)	25,731	2,003,308
RWE AG	144,352	5,458,866
SAP SE	246,702	39,026,984
Scout24 AG(b)	21,340	1,853,478
Siemens AG, Registered	181,083	23,194,631
Siemens Healthineers AG(b)	30,191	1,569,231

Security	Shares	Value

Germany (continued)
Symrise AG	26,945	$3,379,014
TeamViewer AG(a)(b)	30,580	1,654,359
Telefonica Deutschland Holding AG	210,293	578,161
thyssenkrupp AG(a)	116,625	906,063
Uniper SE	43,737	1,518,470
United Internet AG, Registered(e)	23,210	1,055,841
Vonovia SE	121,271	7,912,975
Zalando SE(a)(b)	39,650	2,871,306

		281,618,192

Greece — 0.0%
Hellenic Telecommunications Organization SA	19,109	282,455
Jumbo SA	68,704	1,349,437
OPAP SA	23,357	210,738

		1,842,630

Hong Kong — 0.9%
AIA Group Ltd.	2,899,000	26,202,543
ASM Pacific Technology Ltd.	85,200	957,513
Bank of East Asia Ltd. (The)(c)	313,200	712,865
BeiGene Ltd., ADR(a)(c)	9,881	2,065,129
BOC Hong Kong Holdings Ltd.	687,000	1,914,686
Budweiser Brewing Co. APAC Ltd.(b)(c)	395,100	1,432,519
CK Asset Holdings Ltd.	572,516	3,180,152
CK Hutchison Holdings Ltd.	575,016	3,750,492
CK Infrastructure Holdings Ltd.	175,500	914,841
CLP Holdings Ltd.	387,000	3,665,170
Dairy Farm International Holdings Ltd.	89,700	383,916
Galaxy Entertainment Group Ltd.	522,000	3,556,244
Hang Lung Properties Ltd.	652,000	1,600,093
Hang Seng Bank Ltd.(c)	182,700	2,873,620
Henderson Land Development Co. Ltd.	299,003	1,120,750
HK Electric Investments & HK Electric Investments Ltd.	799,000	826,815
HKT Trust & HKT Ltd.	848,000	1,249,537
Hong Kong & China Gas Co. Ltd.	2,877,896	4,129,210
Hong Kong Exchanges & Clearing Ltd.	295,000	14,091,120
Hongkong Land Holdings Ltd.	278,500	1,055,515
Jardine Matheson Holdings Ltd.	45,400	1,857,768
Jardine Strategic Holdings Ltd.	77,900	1,573,580
Kerry Properties Ltd.	95,000	226,033
Kingboard Laminates Holdings Ltd.	356,500	400,650
Link REIT	489,000	3,795,173
Melco Resorts & Entertainment Ltd., ADR	69,652	1,146,472
MTR Corp. Ltd.	336,500	1,671,602
New World Development Co. Ltd.	483,916	2,360,200
Nine Dragons Paper Holdings Ltd.(c)	366,000	382,991
NWS Holdings Ltd.	990,000	766,432
Power Assets Holdings Ltd.	358,000	1,993,200
Sands China Ltd.	721,200	2,791,670
Sino Land Co. Ltd.	550,000	666,370
SJM Holdings Ltd.	386,000	434,799
SSY Group Ltd.(c)	512,000	323,047
Sun Hung Kai Properties Ltd.	286,000	3,502,026
Swire Pacific Ltd., Class A	107,000	529,464
Swire Properties Ltd.	186,000	429,589
Techtronic Industries Co. Ltd.	390,500	4,078,730
WH Group Ltd.(b)	2,594,000	2,306,090
Wharf Holdings Ltd. (The)(c)	685,200	1,163,484
Wharf Real Estate Investment Co. Ltd.	592,200	2,093,660

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Wynn Macau Ltd.(c)	274,000	$480,106

		110,655,866

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC(a)	47,917	282,450
OTP Bank Nyrt(a)	64,754	2,309,742
Richter Gedeon Nyrt	13,127	305,320

		2,897,512

India — 0.1%
Hindustan Unilever Ltd.	72,288	2,135,328
Housing Development Finance Corp. Ltd.	95,153	2,266,438
Infosys Ltd.	247,098	3,190,599
Reliance Industries Ltd.	119,852	3,311,560
Tata Consultancy Services Ltd.	86,944	2,651,349

		13,555,274

Indonesia — 0.2%
Adaro Energy Tbk PT	2,485,000	184,673
Astra International Tbk PT	6,128,300	2,161,695
Bank Central Asia Tbk PT	2,149,100	4,592,597
Bank Mandiri Persero Tbk PT	3,996,414	1,587,616
Bank Negara Indonesia Persero Tbk PT	2,580,888	813,156
Bank Rakyat Indonesia Persero Tbk PT	12,450,800	2,694,831
Barito Pacific Tbk PT(a)	7,198,900	468,422
Charoen Pokphand Indonesia Tbk PT	2,119,645	903,753
Gudang Garam Tbk PT	87,000	297,796
Indah Kiat Pulp & Paper Corp. Tbk PT	435,400	232,611
Indocement Tunggal Prakarsa Tbk PT(a)	670,400	568,233
Indofood Sukses Makmur Tbk PT	2,263,700	1,000,059
Kalbe Farma Tbk PT	8,169,400	875,693
Perusahaan Gas Negara Tbk PT	1,297,300	112,403
Semen Indonesia Persero Tbk PT	1,172,900	741,096
Telekomunikasi Indonesia Persero Tbk PT	9,397,700	1,963,218
Unilever Indonesia Tbk PT	2,578,200	1,483,348
United Tractors Tbk PT	644,106	941,895

		21,623,095

Ireland — 0.5%
CRH PLC	212,434	7,727,010
Flutter Entertainment PLC(a)	23,093	3,504,914
Flutter Entertainment PLC(a)	11,686	1,759,254
Kerry Group PLC, Class A	47,208	6,252,227
Kingspan Group PLC	18,354	1,318,494
Linde PLC	128,028	31,380,943
Smurfit Kappa Group PLC	76,170	2,563,421
Steris PLC	19,145	3,056,117
Trane Technologies PLC	57,959	6,483,873

		64,046,253

Israel — 0.2%
Azrieli Group Ltd.	8,478	406,177
Bank Hapoalim BM	207,863	1,237,189
Bank Leumi Le-Israel BM	195,332	978,311
Check Point Software Technologies Ltd.(a)(c)	25,640	3,213,974
CyberArk Software Ltd.(a)(c)	8,776	1,034,164
Elbit Systems Ltd.	5,351	751,790
ICL Group Ltd.	302,165	949,414
Isracard Ltd.	1	2
Israel Discount Bank Ltd., Class A	219,728	667,144
Mizrahi Tefahot Bank Ltd.	64,174	1,324,505
Nice Ltd.(a)	18,189	3,700,617
Teva Pharmaceutical Industries Ltd., ADR(a)	270,903	3,126,221

Security	Shares	Value

Israel (continued)
Wix.com Ltd.(a)(c)	12,784	$3,713,496

		21,103,004

Italy — 0.6%
Assicurazioni Generali SpA	246,561	3,691,129
Atlantia SpA(a)	137,936	2,193,820
CNH Industrial NV(a)	289,239	1,978,273
DiaSorin SpA	5,706	1,120,059
Enel SpA	1,888,619	17,261,113
Eni SpA	606,343	5,406,901
Ferrari NV	30,082	5,383,817
Infrastrutture Wireless Italiane SpA(b)	41,897	424,337
Intesa Sanpaolo SpA(a)	3,399,404	6,862,594
Leonardo SpA	121,614	778,004
Mediobanca Banca di Credito Finanziario SpA	294,554	2,360,846
Moncler SpA(a)	41,448	1,597,800
Nexi SpA(a)(b)	71,889	1,289,158
Pirelli & C SpA(a)(b)	79,631	316,672
Poste Italiane SpA(b)	103,000	944,174
Prysmian SpA	53,729	1,374,252
Recordati SpA	44,076	2,357,903
Snam SpA	574,958	3,059,495
Telecom Italia SpA/Milano	2,950,238	1,188,934
Tenaris SA	182,764	1,065,896
Terna Rete Elettrica Nazionale SpA	524,129	3,908,349
UniCredit SpA(a)	463,946	4,235,865

		68,799,391

Japan — 6.5%
ABC-Mart Inc.	6,900	364,154
Acom Co. Ltd.	177,000	621,082
Advantest Corp.	46,300	2,496,075
Aeon Co. Ltd.	154,800	3,645,626
AGC Inc.	35,100	981,990
Air Water Inc.	46,800	604,199
Aisin Seiki Co. Ltd.	47,900	1,368,183
Ajinomoto Co. Inc.	131,100	2,360,866
Alfresa Holdings Corp.	41,100	840,426
Amada Co. Ltd.	61,100	409,722
Aozora Bank Ltd.	100	1,596
Asahi Group Holdings Ltd.	98,400	3,205,236
Asahi Intecc Co. Ltd.	47,100	1,313,258
Asahi Kasei Corp.	350,000	2,489,029
Astellas Pharma Inc.	456,700	7,127,164
Bandai Namco Holdings Inc.	49,000	2,697,711
Benesse Holdings Inc.	8,900	231,318
Bridgestone Corp.	153,000	4,477,272
Brother Industries Ltd.	65,800	1,016,903
Calbee Inc.	11,900	377,608
Canon Inc.	264,000	4,184,848
Casio Computer Co. Ltd.	42,500	672,089
Central Japan Railway Co.	34,000	4,085,595
Chubu Electric Power Co. Inc.	136,500	1,619,590
Chugai Pharmaceutical Co. Ltd.	161,600	7,238,604
Chugoku Electric Power Co. Inc. (The)	61,100	744,319
Coca-Cola Bottlers Japan Holdings Inc.	26,800	399,224
Concordia Financial Group Ltd.	509,300	1,498,083
Cosmos Pharmaceutical Corp.(c)	1,800	329,084
CyberAgent Inc.	24,800	1,395,630
Dai Nippon Printing Co. Ltd.	66,800	1,449,345
Daicel Corp.	58,600	389,078

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daifuku Co. Ltd.	24,300	$2,183,392
Dai-ichi Life Holdings Inc.	276,500	3,216,637
Daiichi Sankyo Co. Ltd.	133,900	11,724,640
Daikin Industries Ltd.	58,200	10,155,963
Daito Trust Construction Co. Ltd.	17,200	1,345,677
Daiwa House Industry Co. Ltd.	130,600	2,880,537
Daiwa House REIT Investment Corp.	603	1,566,671
Daiwa Securities Group Inc.	345,200	1,514,923
Denso Corp.	112,800	4,126,647
Dentsu Group Inc.	49,100	1,090,389
Disco Corp.	6,100	1,452,161
East Japan Railway Co.	70,400	4,042,357
Eisai Co. Ltd.	60,200	4,832,284
ENEOS Holdings Inc.	877,580	3,047,833
FamilyMart Co. Ltd.	61,900	1,380,499
FANUC Corp.	46,400	7,769,905
Fast Retailing Co. Ltd.	14,000	7,421,735
Fuji Electric Co. Ltd.	26,500	719,332
FUJIFILM Holdings Corp.	92,800	4,140,146
Fujitsu Ltd.	46,700	6,236,678
Fukuoka Financial Group Inc.	32,200	466,265
GLP J-REIT	635	1,055,230
GMO Payment Gateway Inc.	9,700	1,009,174
Hakuhodo DY Holdings Inc.	44,900	490,915
Hamamatsu Photonics KK	39,300	1,694,959
Hankyu Hanshin Holdings Inc.	53,000	1,511,350
Hikari Tsushin Inc.	5,800	1,250,733
Hirose Electric Co. Ltd.	9,400	984,186
Hisamitsu Pharmaceutical Co. Inc.	14,800	644,604
Hitachi Ltd.	240,000	7,100,350
Hitachi Metals Ltd.	58,100	753,932
Honda Motor Co. Ltd.	401,900	9,594,208
Hoshizaki Corp.	14,200	1,079,807
Hoya Corp.	93,800	9,244,264
Hulic Co. Ltd.	60,600	519,281
Idemitsu Kosan Co. Ltd.	51,900	1,070,103
Iida Group Holdings Co. Ltd.	18,700	287,937
Inpex Corp.	264,500	1,498,742
Isetan Mitsukoshi Holdings Ltd.	49,000	222,453
Isuzu Motors Ltd.	103,700	842,998
Ito En Ltd.	8,600	505,930
ITOCHU Corp.	325,700	7,085,123
Itochu Techno-Solutions Corp.	24,400	986,570
Japan Airport Terminal Co. Ltd.	13,400	460,692
Japan Exchange Group Inc.	126,000	2,979,287
Japan Post Bank Co. Ltd.	58,000	431,174
Japan Post Holdings Co. Ltd.	366,800	2,488,467
Japan Post Insurance Co. Ltd.	51,800	683,938
Japan Prime Realty Investment Corp.	192	505,378
Japan Real Estate Investment Corp.	249	1,271,730
Japan Retail Fund Investment Corp.	593	711,735
Japan Tobacco Inc.	290,000	4,970,018
JFE Holdings Inc.	136,400	882,414
JGC Holdings Corp.	53,400	537,384
JSR Corp.	45,800	983,749
JTEKT Corp.	121,100	801,759
Kajima Corp.	77,700	849,534
Kakaku.com Inc.	32,700	786,495
Kansai Electric Power Co. Inc. (The)	203,100	1,923,812
Kansai Paint Co. Ltd.	48,100	923,513

Security	Shares	Value

Japan (continued)
Kao Corp.	116,200	$8,392,161
Kawasaki Heavy Industries Ltd.	8,400	113,928
KDDI Corp.	405,400	12,495,967
Keihan Holdings Co. Ltd.	24,500	991,772
Keikyu Corp.	70,300	914,239
Keio Corp.	26,100	1,293,521
Keisei Electric Railway Co. Ltd.	34,100	827,908
Keyence Corp.	43,600	18,235,052
Kikkoman Corp.	34,000	1,580,535
Kintetsu Group Holdings Co. Ltd.	46,800	1,814,811
Kirin Holdings Co. Ltd.	202,500	3,895,630
Kobayashi Pharmaceutical Co. Ltd.	11,900	1,053,476
Kobe Bussan Co. Ltd.	12,900	794,278
Koito Manufacturing Co. Ltd.	21,200	827,107
Komatsu Ltd.	226,900	4,433,703
Konami Holdings Corp.	22,500	684,172
Kose Corp.	7,600	761,941
Kubota Corp.	257,900	3,667,385
Kuraray Co. Ltd.	63,300	617,853
Kyocera Corp.	82,800	4,576,593
Kyowa Kirin Co. Ltd.	61,000	1,500,047
Kyushu Electric Power Co. Inc.	115,600	966,522
Kyushu Railway Co.	31,600	621,061
Lasertec Corp.	16,700	1,453,135
Lawson Inc.	4,900	243,308
LINE Corp.(a)	13,800	729,613
Lion Corp.	64,600	1,667,392
LIXIL Group Corp.	59,000	784,583
M3 Inc.	103,800	5,281,793
Makita Corp.	51,500	1,965,407
Marubeni Corp.	486,000	2,229,358
Marui Group Co. Ltd.	44,100	635,244
Maruichi Steel Tube Ltd.	20,100	473,936
Mazda Motor Corp.	218,900	1,223,587
McDonald’s Holdings Co. Japan Ltd.	6,800	324,146
Mebuki Financial Group Inc.	152,100	336,625
Medipal Holdings Corp.	28,300	520,337
MEIJI Holdings Co. Ltd.	25,600	1,999,962
Mercari Inc.(a)	20,300	848,633
MINEBEA MITSUMI Inc.	96,200	1,566,787
MISUMI Group Inc.	80,600	1,901,224
Mitsubishi Chemical Holdings Corp.	414,200	2,216,536
Mitsubishi Corp.	326,700	6,549,141
Mitsubishi Electric Corp.	441,500	5,722,839
Mitsubishi Estate Co. Ltd.	274,400	3,942,245
Mitsubishi Gas Chemical Co. Inc.	37,600	592,823
Mitsubishi Heavy Industries Ltd.	93,100	2,154,253
Mitsubishi Materials Corp.	9,400	190,881
Mitsubishi Motors Corp.	328,500	640,036
Mitsubishi UFJ Financial Group Inc.	2,902,900	10,795,614
Mitsui & Co. Ltd.	403,500	6,006,895
Mitsui Chemicals Inc.	44,100	836,703
Mitsui Fudosan Co. Ltd.	200,700	3,128,285
Miura Co. Ltd.	16,400	615,019
Mizuho Financial Group Inc.	6,212,100	7,497,058
MonotaRO Co. Ltd.	27,500	1,171,735
MS&AD Insurance Group Holdings Inc.	131,300	3,273,497
Murata Manufacturing Co. Ltd.	132,800	8,301,099
Nabtesco Corp.	21,000	629,623
Nagoya Railroad Co. Ltd.	45,100	1,137,204

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NEC Corp.	61,100	$3,403,755
Nexon Co. Ltd.	121,700	3,142,353
NGK Insulators Ltd.	27,400	338,710
NGK Spark Plug Co. Ltd.	18,400	245,206
NH Foods Ltd.	17,400	761,137
Nidec Corp.	107,800	8,538,967
Nihon M&A Center Inc.	29,600	1,433,387
Nikon Corp.	80,200	556,765
Nintendo Co. Ltd.	26,400	11,595,725
Nippon Building Fund Inc.	284	1,590,164
Nippon Express Co. Ltd.	16,500	781,850
Nippon Paint Holdings Co. Ltd.	36,900	2,505,836
Nippon Prologis REIT Inc.	521	1,796,127
Nippon Shinyaku Co. Ltd.	12,100	930,417
Nippon Steel Corp.	213,534	1,731,821
Nippon Telegraph & Telephone Corp.	321,200	7,423,174
Nippon Yusen KK	17,000	218,670
Nissan Chemical Corp.	31,600	1,652,776
Nissan Motor Co. Ltd.	583,300	1,991,595
Nisshin Seifun Group Inc.	45,500	695,001
Nissin Foods Holdings Co. Ltd.	14,800	1,327,003
Nitori Holdings Co. Ltd.	19,800	4,339,033
Nitto Denko Corp.	45,900	2,583,042
Nomura Holdings Inc.	813,200	3,766,424
Nomura Real Estate Holdings Inc.	20,400	338,038
Nomura Real Estate Master Fund Inc.	997	1,233,402
Nomura Research Institute Ltd.	85,300	2,239,599
NSK Ltd.	39,900	264,163
NTT Data Corp.	161,100	1,814,718
NTT Docomo Inc.	289,920	7,972,594
Obayashi Corp.	125,200	1,110,731
Obic Co. Ltd.	16,800	3,004,710
Odakyu Electric Railway Co. Ltd.	74,700	1,551,510
Oji Holdings Corp.	180,000	749,078
Olympus Corp.	280,100	4,989,770
Omron Corp.	44,800	3,190,618
Ono Pharmaceutical Co. Ltd.	101,000	2,830,923
Oracle Corp. Japan	8,800	1,055,367
Oriental Land Co. Ltd.	47,300	5,668,126
ORIX Corp.	342,300	3,677,791
Orix JREIT Inc.	630	809,770
Osaka Gas Co. Ltd.	81,800	1,504,012
Otsuka Corp.	24,500	1,265,204
Otsuka Holdings Co. Ltd.	98,600	4,075,305
Pan Pacific International Holdings Corp.	103,500	2,352,317
Panasonic Corp.	545,700	4,645,134
Park24 Co. Ltd.	28,500	382,767
PeptiDream Inc.(a)	22,500	903,362
Persol Holdings Co. Ltd.	44,000	556,815
Pigeon Corp.	28,200	1,092,207
Pola Orbis Holdings Inc.	17,000	280,252
Rakuten Inc.	219,400	2,002,469
Recruit Holdings Co. Ltd.	310,000	9,581,765
Renesas Electronics Corp.(a)	181,400	991,669
Resona Holdings Inc.	508,000	1,651,853
Ricoh Co. Ltd.	163,000	1,040,622
Rinnai Corp.	5,400	441,275
Rohm Co. Ltd.	21,700	1,368,949
Ryohin Keikaku Co. Ltd.	56,100	672,266
Santen Pharmaceutical Co. Ltd.	91,700	1,543,800

Security	Shares	Value

Japan (continued)
SBI Holdings Inc.	58,930	$1,230,100
SCSK Corp.	8,400	424,250
Secom Co. Ltd.	48,500	4,165,596
Sega Sammy Holdings Inc.	37,300	419,462
Seibu Holdings Inc.	37,600	334,997
Seiko Epson Corp.	72,500	761,823
Sekisui Chemical Co. Ltd.	69,200	937,240
Sekisui House Ltd.	141,900	2,574,144
Seven & i Holdings Co. Ltd.	186,100	5,643,021
Seven Bank Ltd.	279,900	680,358
SG Holdings Co. Ltd.	37,100	1,357,959
Sharp Corp.	48,100	468,580
Shimadzu Corp.	57,100	1,437,086
Shimamura Co. Ltd.	5,100	353,570
Shimano Inc.	17,900	3,893,881
Shimizu Corp.	141,500	1,011,766
Shin-Etsu Chemical Co. Ltd.	82,800	9,612,882
Shinsei Bank Ltd.	33,100	371,917
Shionogi & Co. Ltd.	64,300	3,806,429
Shiseido Co. Ltd.	92,600	5,123,522
Shizuoka Bank Ltd. (The)	62,300	403,038
Showa Denko KK	32,400	666,816
SMC Corp.	14,000	7,291,970
Softbank Corp.	401,900	5,376,786
SoftBank Group Corp.	374,600	23,365,998
Sohgo Security Services Co. Ltd.	17,500	821,787
Sompo Holdings Inc.	86,100	2,813,539
Sony Corp.	307,200	23,464,931
Square Enix Holdings Co. Ltd.	23,700	1,264,239
Stanley Electric Co. Ltd.	22,500	535,420
Subaru Corp.	154,800	2,920,161
SUMCO Corp.	55,100	841,639
Sumitomo Chemical Co. Ltd.	573,700	1,644,104
Sumitomo Corp.	323,300	3,577,613
Sumitomo Dainippon Pharma Co. Ltd.	39,700	494,138
Sumitomo Electric Industries Ltd.	181,600	2,002,701
Sumitomo Metal Mining Co. Ltd.	47,400	1,405,009
Sumitomo Mitsui Financial Group Inc.	316,200	8,373,782
Sumitomo Mitsui Trust Holdings Inc.	78,108	2,002,012
Sumitomo Realty & Development Co. Ltd.	73,100	1,859,477
Sundrug Co. Ltd.	16,100	549,712
Suntory Beverage & Food Ltd.	31,100	1,169,228
Suzuken Co. Ltd.	14,800	524,222
Suzuki Motor Corp.	87,500	2,873,357
Sysmex Corp.	40,000	3,076,137
T&D Holdings Inc.	178,400	1,456,154
Taiheiyo Cement Corp.	20,100	434,394
Taisei Corp.	36,700	1,256,540
Taiyo Nippon Sanso Corp.	33,600	527,215
Takeda Pharmaceutical Co. Ltd.	373,534	13,269,590
TDK Corp.	31,600	3,490,854
Terumo Corp.	167,100	6,282,252
THK Co. Ltd.	23,900	555,399
TIS Inc.	42,200	906,823
Tobu Railway Co. Ltd.	48,200	1,343,017
Toho Co. Ltd.	31,200	925,111
Toho Gas Co. Ltd.	17,000	736,404
Tohoku Electric Power Co. Inc.	125,700	1,185,311
Tokio Marine Holdings Inc.	160,700	6,742,317
Tokyo Century Corp.	10,800	599,603

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Tokyo Electric Power Co. Holdings Inc.(a)	472,800	$1,252,095
Tokyo Electron Ltd.	36,700	9,996,784
Tokyo Gas Co. Ltd.	100,800	2,126,496
Tokyu Corp.	101,800	1,128,437
Tokyu Fudosan Holdings Corp.	107,300	408,984
Toppan Printing Co. Ltd.	58,900	881,857
Toray Industries Inc.	356,400	1,530,703
Toshiba Corp.	99,700	3,017,497
Tosoh Corp.	41,500	554,223
TOTO Ltd.	35,400	1,322,520
Toyo Suisan Kaisha Ltd.	20,400	1,234,844
Toyota Industries Corp.	33,500	1,691,951
Toyota Motor Corp.	510,400	30,011,887
Toyota Tsusho Corp.	34,900	877,369
Trend Micro Inc.	29,500	1,715,927
Tsuruha Holdings Inc.	9,100	1,255,736
Unicharm Corp.	96,300	4,333,637
United Urban Investment Corp.	670	652,067
USS Co. Ltd.	91,300	1,356,590
Welcia Holdings Co. Ltd.	12,200	1,119,266
West Japan Railway Co.	37,100	1,588,847
Yakult Honsha Co. Ltd.	30,700	1,745,077
Yamada Denki Co. Ltd.	125,900	544,181
Yamaha Corp.	35,800	1,642,202
Yamaha Motor Co. Ltd.	40,100	582,176
Yamato Holdings Co. Ltd.	72,700	1,853,083
Yamazaki Baking Co. Ltd.	28,500	476,572
Yaskawa Electric Corp.	58,600	1,931,533
Yokogawa Electric Corp.	58,400	885,418
Z Holdings Corp.	634,100	3,340,525
ZOZO Inc.	29,100	787,156

		781,904,636

Malaysia — 0.2%
Axiata Group Bhd	352,300	265,887
Carlsberg Brewery Malaysia Bhd	58,400	347,094
CIMB Group Holdings Bhd(c)	1,483,500	1,256,077
Dialog Group Bhd	1,475,100	1,318,545
DiGi.Com Bhd	1,487,600	1,491,108
Gamuda Bhd	241,700	202,937
Genting Bhd	1,010,500	912,787
Genting Malaysia Bhd	423,900	227,946
Genting Plantations Bhd	617,500	1,470,932
Hartalega Holdings Bhd	378,900	1,812,286
Hong Leong Bank Bhd	233,200	825,000
Hong Leong Financial Group Bhd	366,800	1,162,687
IHH Healthcare Bhd	1,128,400	1,437,113
Malayan Banking Bhd	374,500	677,456
Malaysia Airports Holdings Bhd	376,000	468,226
Maxis Bhd(c)	1,015,000	1,268,750
MISC Bhd	178,800	332,720
Petronas Chemicals Group Bhd	600,100	874,674
Petronas Gas Bhd	412,700	1,635,226
PPB Group Bhd	141,400	656,976
Press Metal Aluminium Holdings Bhd	675,500	771,090
Public Bank Bhd	571,070	2,289,667
Telekom Malaysia Bhd	370,400	349,434
Tenaga Nasional Bhd	566,800	1,529,291
Top Glove Corp. Bhd	388,700	2,372,537

Security	Shares	Value

Malaysia (continued)
YTL Corp. Bhd	2,408,600	$443,091

		26,399,537

Mexico — 0.2%
Alfa SAB de CV, Class A	1,292,600	701,284
America Movil SAB de CV, Series L, NVS	7,699,800	4,854,010
Cemex SAB de CV, CPO, NVS	5,147,154	1,581,813
Coca-Cola Femsa SAB de CV	43,900	181,835
Fibra Uno Administracion SA de CV	573,900	464,199
Fomento Economico Mexicano SAB de CV	524,600	3,228,162
Gruma SAB de CV, Series B, Class B	29,815	350,856
Grupo Aeroportuario del Pacifico SAB de CV, Series B, Class B	83,600	556,517
Grupo Aeroportuario del Sureste SAB de CV, Class B	45,435	452,876
Grupo Bimbo SAB de CV, Series A, Class A	317,800	574,108
Grupo Carso SAB de CV, Series A1	21,000	41,580
Grupo Financiero Banorte SAB de CV, Class O	662,700	2,385,983
Grupo Financiero Inbursa SAB de CV, Class O(a)	100	72
Grupo Mexico SAB de CV, Series B, Class B	980,328	2,483,068
Grupo Televisa SAB, CPO(a)	695,800	780,706
Industrias Penoles SAB de CV	29,860	446,837
Infraestructura Energetica Nova SAB de CV	62,500	186,385
Kimberly-Clark de Mexico SAB de CV, Class A	259,300	425,545
Megacable Holdings SAB de CV, CPO	7,100	21,148
Orbia Advance Corp. SAB de CV	531,423	843,878
Wal-Mart de Mexico SAB de CV	1,256,500	2,957,237

		23,518,099

Netherlands — 1.3%
ABN AMRO Bank NV, CVA(b)	61,054	507,107
Adyen NV(a)(b)	4,230	7,087,798
Aegon NV	578,693	1,714,867
AerCap Holdings NV(a)	41,197	1,109,435
Akzo Nobel NV	50,083	4,722,454
Altice Europe NV(a)	151,432	718,064
ArcelorMittal SA(a)	182,785	2,018,778
ASML Holding NV	102,975	36,493,849
Davide Campari-Milano NV	239,645	2,412,416
EXOR NV	19,468	1,096,946
Heineken Holding NV	12,299	1,066,771
Heineken NV	62,940	6,120,839
ING Groep NV	877,544	6,118,254
Just Eat Takeaway.com NV(a)(b)	29,246	3,173,372
Koninklijke Ahold Delhaize NV	265,100	7,670,874
Koninklijke DSM NV	43,395	6,650,370
Koninklijke KPN NV	947,519	2,458,248
Koninklijke Philips NV(a)	221,040	11,471,959
Koninklijke Vopak NV	20,311	1,113,223
NN Group NV	84,668	3,103,717
NXP Semiconductors NV	68,581	8,060,325
Prosus NV(a)	116,407	11,301,169
QIAGEN NV(a)	55,502	2,767,664
Randstad NV	21,540	1,035,653
Unilever NV	310,115	18,364,886
Wolters Kluwer NV	72,456	5,728,512

		154,087,550

New Zealand — 0.1%
a2 Milk Co. Ltd.(a)	165,535	2,298,051
Auckland International Airport Ltd.	444,705	1,890,013
Fisher & Paykel Healthcare Corp. Ltd.	151,876	3,642,200
Meridian Energy Ltd.	224,374	726,408

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Ryman Healthcare Ltd.	88,717	$786,015
Spark New Zealand Ltd.	254,229	834,919

		10,177,606

Norway — 0.2%
DNB ASA(a)	223,307	3,407,831
Equinor ASA	243,094	3,595,998
Gjensidige Forsikring ASA(a)	27,729	569,310
Mowi ASA	90,051	1,624,694
Norsk Hydro ASA(a)	277,273	775,730
Orkla ASA	225,836	2,226,308
Schibsted ASA, Class B(a)	22,001	725,059
Telenor ASA	187,763	2,912,970
Yara International ASA	51,233	2,146,077

		17,983,977

Pakistan — 0.0%
Habib Bank Ltd.	136,400	100,138
MCB Bank Ltd.	232,200	246,808
Oil & Gas Development Co. Ltd.	309,600	212,491

		559,437

Peru — 0.0%
Cia. de Minas Buenaventura SAA, ADR	78,921	936,003
Credicorp Ltd.	16,659	2,118,525
Southern Copper Corp.	13,652	596,729

		3,651,257

Philippines — 0.1%
Aboitiz Equity Ventures Inc.	748,930	732,258
Aboitiz Power Corp.	694,900	362,693
Ayala Corp.	51,850	766,503
Ayala Land Inc.	2,216,700	1,502,037
Bank of the Philippine Islands	639,274	887,158
BDO Unibank Inc.	941,345	1,685,625
GT Capital Holdings Inc.	7,390	66,014
JG Summit Holdings Inc.	373,990	475,250
Jollibee Foods Corp.	226,820	623,081
Metropolitan Bank & Trust Co.	460,150	320,693
PLDT Inc.	16,515	450,311
SM Investments Corp.	26,130	473,216
SM Prime Holdings Inc.	3,658,625	2,233,411

		10,578,250

Poland — 0.1%
Bank Polska Kasa Opieki SA(a)	53,369	723,381
CD Projekt SA(a)	14,461	1,557,842
Cyfrowy Polsat SA	187,226	1,396,801
Dino Polska SA(a)(b)	7,342	408,845
KGHM Polska Miedz SA(a)	61,559	2,079,378
mBank SA(a)	7,958	399,643
Orange Polska SA(a)	25,646	48,349
Polski Koncern Naftowy ORLEN SA	67,157	958,859
Polskie Gornictwo Naftowe i Gazownictwo SA	323,881	444,207
Powszechna Kasa Oszczednosci Bank Polski SA(a)	255,405	1,488,633
Powszechny Zaklad Ubezpieczen SA	117,028	847,372

		10,353,310

Portugal — 0.1%
Banco Espirito Santo SA, Registered(a)(d)	3	0	(f)
EDP - Energias de Portugal SA	773,875	3,921,234
Galp Energia SGPS SA	98,020	1,031,587
Jeronimo Martins SGPS SA	82,996	1,402,951

		6,355,772

Security	Shares	Value

Qatar — 0.1%
Industries Qatar QSC	213,861	$456,501
Masraf Al Rayan QSC	3,041,652	3,269,558
Mesaieed Petrochemical Holding Co.	917,382	522,108
Ooredoo QPSC	534,092	976,775
Qatar Islamic Bank SAQ	168,878	742,169
Qatar National Bank QPSC	998,793	4,907,404

		10,874,515

Russia — 0.4%
Alrosa PJSC	279,410	257,187
Gazprom PJSC	2,800,560	6,868,896
Inter RAO UES PJSC	8,577,000	667,264
LUKOIL PJSC	102,965	7,052,331
Magnit PJSC, GDR(e)	73,124	1,084,429
MMC Norilsk Nickel PJSC	17,433	4,615,443
Mobile TeleSystems PJSC, ADR	189,753	1,681,212
Moscow Exchange MICEX-RTS PJSC	258,480	463,305
Novatek PJSC, GDR(e)	24,379	3,573,961
Novolipetsk Steel PJSC	201,150	394,264
PhosAgro PJSC, GDR(e)	83,198	983,400
Polymetal International PLC	44,319	1,108,744
Polyus PJSC	6,825	1,559,507
Rosneft Oil Co. PJSC	223,470	1,073,499
Sberbank of Russia PJSC	2,302,510	6,860,758
Severstal PAO	34,238	419,368
Surgutneftegas PJSC	3,292,710	1,648,296
Tatneft PJSC, ADR(a)	55,082	2,457,759
X5 Retail Group NV, GDR(e)	12,317	461,395

		43,231,018

Saudi Arabia — 0.3%
Al Rajhi Bank	265,205	4,165,042
Alinma Bank(a)	794,165	3,104,325
Almarai Co. JSC	100,467	1,435,855
Arab National Bank	82,431	426,398
Bank AlBilad	20,845	130,726
Bank Al-Jazira	840,107	2,683,576
Banque Saudi Fransi	220,293	1,770,967
Co for Cooperative Insurance (The)(a)	7,781	169,089
Dar Al Arkan Real Estate Development Co.(a)	53,182	102,949
Etihad Etisalat Co.(a)	57,162	416,857
National Commercial Bank	260,234	2,518,796
Riyad Bank	454,136	2,051,265
Sahara International Petrochemical Co.	57,299	222,449
Samba Financial Group	411,642	2,831,795
Saudi Arabian Fertilizer Co.	96,170	2,000,123
Saudi Arabian Mining Co.(a)	65,420	630,582
Saudi Arabian Oil Co.(b)	147,652	1,299,199
Saudi Basic Industries Corp.	187,463	4,443,649
Saudi British Bank (The)	109,990	710,900
Saudi Cement Co.	10,209	152,438
Saudi Electricity Co.	403,960	1,688,911
Saudi Industrial Investment Group	33,943	165,443
Saudi Kayan Petrochemical Co.(a)	28,994	62,852
Saudi Telecom Co.	136,784	3,545,063
Savola Group (The)	48,599	602,563
Yanbu National Petrochemical Co.	23,046	318,308

		37,650,120

Singapore — 0.3%
Ascendas REIT(c)	1,288,858	3,327,176
BOC Aviation Ltd.(b)	70,100	405,213

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
CapitaLand Commercial Trust	447,100	$524,926
CapitaLand Ltd.	1,557,700	3,135,165
CapitaLand Mall Trust(c)	1,378,800	1,900,337
City Developments Ltd.	83,200	496,300
DBS Group Holdings Ltd.	370,300	5,338,606
Genting Singapore Ltd.	2,330,700	1,249,227
Jardine Cycle & Carriage Ltd.	57,400	837,162
Keppel Corp. Ltd.(c)	562,000	2,213,082
Mapletree Commercial Trust(c)	487,000	653,453
Mapletree Logistics Trust	452,100	702,234
Oversea-Chinese Banking Corp. Ltd.(c)	605,900	3,782,180
Singapore Airlines Ltd.	237,900	593,319
Singapore Exchange Ltd.	64,300	383,090
Singapore Technologies Engineering Ltd.	211,200	503,627
Singapore Telecommunications Ltd.(c)	1,624,500	2,937,913
Suntec REIT	294,900	288,169
United Overseas Bank Ltd.(c)	225,400	3,187,126
UOL Group Ltd.	72,600	350,479
Venture Corp. Ltd.	76,800	1,002,494
Wilmar International Ltd.	425,000	1,431,853
Yangzijiang Shipbuilding Holdings Ltd.	571,000	381,000

		35,624,131

South Africa — 0.5%
Absa Group Ltd.	87,517	407,449
Anglo American Platinum Ltd.	10,353	792,868
AngloGold Ashanti Ltd.	94,129	3,066,354
Aspen Pharmacare Holdings Ltd.(a)	72,263	562,021
Bid Corp. Ltd.	111,527	1,838,399
Bidvest Group Ltd. (The)	25,900	200,645
Capitec Bank Holdings Ltd.(c)	16,753	869,803
Clicks Group Ltd.(c)	39,154	524,858
Discovery Ltd.(c)	44,826	291,746
Exxaro Resources Ltd.	25,271	199,378
FirstRand Ltd.	936,409	2,134,707
Gold Fields Ltd.	240,891	3,148,081
Growthpoint Properties Ltd.	1,561,190	1,218,423
Impala Platinum Holdings Ltd.	187,697	1,663,054
Kumba Iron Ore Ltd.	12,480	403,083
Momentum Metropolitan Holdings	975,887	947,878
Mr. Price Group Ltd.	95,123	707,693
MTN Group Ltd.	423,509	1,470,826
MultiChoice Group Ltd.(a)	154,060	954,916
Naspers Ltd., Class N	106,742	19,728,912
Nedbank Group Ltd.	120,515	742,959
NEPI Rockcastle PLC	74,249	388,015
Northam Platinum Ltd.(a)	77,615	610,893
Old Mutual Ltd.	1,492,363	1,005,206
Pick n Pay Stores Ltd.	52,153	137,941
PSG Group Ltd.	107,585	974,780
Reinet Investments SCA	27,553	524,096
Remgro Ltd.	50,944	276,518
Sanlam Ltd.	752,312	2,686,521
Sasol Ltd.(a)	150,874	1,207,081
Shoprite Holdings Ltd.	85,450	524,731
Sibanye Stillwater Ltd.(a)	488,427	1,382,496
Standard Bank Group Ltd.	309,074	1,971,285
Tiger Brands Ltd.	25,361	262,609
Vodacom Group Ltd.	119,982	904,898

Security	Shares	Value

South Africa (continued)
Woolworths Holdings Ltd.	337,224	$628,356

		55,359,479

South Korea — 1.4%
Amorepacific Corp.	9,072	1,264,019
AMOREPACIFIC Group	10,607	474,528
BGF retail Co. Ltd.	4,067	424,997
Celltrion Healthcare Co. Ltd.(a)	15,227	1,207,782
Celltrion Inc.(a)(c)	22,964	5,714,979
CJ CheilJedang Corp.	3,480	1,127,480
CJ Corp.	11,373	786,583
CJ ENM Co. Ltd.	5,932	573,085
CJ Logistics Corp.(a)	724	92,976
Coway Co. Ltd.	16,984	1,093,397
Daelim Industrial Co. Ltd.	3,896	273,708
DB Insurance Co. Ltd.	8,850	349,870
Douzone Bizon Co. Ltd.	3,964	347,690
Fila Holdings Corp.	8,863	248,468
GS Engineering & Construction Corp.	34,382	777,736
GS Retail Co. Ltd.	16,192	466,842
Hana Financial Group Inc.	88,957	2,202,645
Hankook Tire & Technology Co. Ltd.	27,438	599,933
Hanmi Pharm Co. Ltd.	2,633	582,336
Hanwha Corp.	56,404	1,202,503
Helixmith Co. Ltd.(a)(c)	5,765	261,781
HLB Inc.(a)(c)	10,619	745,130
Hotel Shilla Co. Ltd.	5,946	350,851
Hyundai Engineering & Construction Co. Ltd.	11,194	322,271
Hyundai Glovis Co. Ltd.	7,729	723,337
Hyundai Heavy Industries Holdings Co. Ltd.	4,299	853,377
Hyundai Marine & Fire Insurance Co. Ltd.	23,156	452,858
Hyundai Mobis Co. Ltd.	15,656	2,700,443
Hyundai Motor Co.	37,774	4,010,753
Hyundai Steel Co.	33,821	704,013
Kakao Corp.	12,435	3,585,213
Kangwon Land Inc.	7,998	153,395
KB Financial Group Inc.	86,404	2,556,439
Kia Motors Corp.	60,677	2,057,538
KMW Co. Ltd.(a)(c)	6,893	410,780
Korea Aerospace Industries Ltd.	27,350	549,801
Korea Electric Power Corp.(a)	63,725	1,021,611
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	12,247	916,932
Korea Zinc Co. Ltd.	3,529	1,226,293
KT&G Corp.	28,374	1,926,688
LG Chem Ltd.	11,128	5,305,274
LG Corp.	39,091	2,428,012
LG Display Co. Ltd.(a)(c)	96,218	1,017,582
LG Electronics Inc.	31,436	1,865,474
LG Household & Health Care Ltd.	2,692	3,097,811
LG Innotek Co. Ltd.	2,485	335,811
LG Uplus Corp.	27,298	262,349
Lotte Chemical Corp.	5,710	807,567
Lotte Corp.	10,725	279,062
Lotte Shopping Co. Ltd.	4,019	262,783
Mirae Asset Daewoo Co. Ltd.	331,902	2,198,008
NAVER Corp.	30,749	7,768,549
NCSoft Corp.	4,317	2,938,633
Netmarble Corp.(a)(b)	3,303	354,863
Orion Corp.	9,386	1,055,669
Ottogi Corp.	2,047	958,726
Pearl Abyss Corp.(a)	931	147,300

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
POSCO	16,489	$2,678,044
Samsung Biologics Co. Ltd.(a)(b)	4,452	2,739,060
Samsung C&T Corp.	23,513	2,091,974
Samsung Electro-Mechanics Co. Ltd.	11,547	1,361,720
Samsung Electronics Co. Ltd.	1,136,634	55,238,466
Samsung Engineering Co. Ltd.(a)	10,770	107,573
Samsung Fire & Marine Insurance Co. Ltd.	10,501	1,511,601
Samsung Heavy Industries Co. Ltd.(a)	40,512	194,501
Samsung SDI Co. Ltd.	13,230	4,414,072
Samsung SDS Co. Ltd.	5,253	734,115
Shinhan Financial Group Co. Ltd.	89,715	2,266,595
SK Holdings Co. Ltd.	8,560	1,591,439
SK Hynix Inc.	131,987	9,172,842
SK Innovation Co. Ltd.	16,969	1,808,849
SK Telecom Co. Ltd.	7,253	1,342,359
S-Oil Corp.	7,290	373,250
Woori Financial Group Inc.	108,196	771,920

		164,822,914

Spain — 0.6%
ACS Actividades de Construccion y Servicios SA	73,384	1,696,482
Aena SME SA(a)(b)	11,380	1,484,291
Amadeus IT Group SA	104,191	5,219,000
Banco Bilbao Vizcaya Argentaria SA	1,409,077	4,393,858
Banco Santander SA(a)	3,845,710	8,224,702
Bankinter SA	132,022	684,100
CaixaBank SA	1,046,071	2,251,302
Cellnex Telecom SA(b)	55,770	3,509,754
Enagas SA	14,013	354,109
Endesa SA	51,367	1,460,225
Ferrovial SA	147,644	3,620,976
Grifols SA	79,530	2,322,892
Iberdrola SA	1,376,717	17,777,408
Iberdrola SA, New	30,816	397,922
Industria de Diseno Textil SA	257,314	6,852,246
Naturgy Energy Group SA	58,919	1,096,633
Red Electrica Corp. SA	116,669	2,279,117
Repsol SA	386,272	3,005,524
Siemens Gamesa Renewable Energy SA	55,502	1,304,418
Telefonica SA	1,120,317	4,700,301

		72,635,260

Sweden — 0.8%
Alfa Laval AB(a)(c)	55,047	1,303,785
Assa Abloy AB, Class B	240,615	5,273,802
Atlas Copco AB, Class A	234,675	10,383,838
Boliden AB	79,962	2,175,557
Electrolux AB, Series B	84,507	1,585,482
Epiroc AB, Class A	266,497	3,727,444
EQT AB	48,798	1,144,058
Essity AB, Class B(a)	149,133	4,920,530
Evolution Gaming Group AB(b)	28,919	1,979,097
Hennes & Mauritz AB, Class B(c)	199,936	3,106,297
Hexagon AB, Class B(a)	71,880	4,675,844
Husqvarna AB, Class B	71,289	680,771
ICA Gruppen AB	22,544	1,110,448
Industrivarden AB, Class C(a)	23,664	581,590
Investment AB Latour, Class B	16,372	335,718
Investor AB, Class B	105,342	6,223,695
Kinnevik AB, Class B	55,078	1,931,898
L E Lundbergforetagen AB, Class B(a)	11,075	519,049

Security	Shares	Value

Sweden (continued)
Lundin Energy AB	55,683	$1,288,282
Nibe Industrier AB, Class B(a)	65,929	1,583,391
Sandvik AB(a)	276,820	5,147,666
Securitas AB, Class B(a)	36,543	545,599
Skandinaviska Enskilda Banken AB, Class A(a)	377,582	3,654,932
Skanska AB, Class B(a)	70,581	1,424,705
SKF AB, Class B	131,659	2,430,977
Svenska Cellulosa AB SCA, Class B(a)	109,303	1,322,544
Svenska Handelsbanken AB, Class A(a)	348,918	3,303,248
Swedbank AB, Class A(a)	216,958	3,522,858
Swedish Match AB	36,109	2,779,220
Tele2 AB, Class B	91,950	1,304,490
Telefonaktiebolaget LM Ericsson, Class B	721,424	8,316,555
Telia Co. AB	651,702	2,540,042
Volvo AB, Class B(a)	340,957	5,884,115

		96,707,527

Switzerland — 2.8%
ABB Ltd., Registered	424,684	10,629,938
Adecco Group AG, Registered	48,696	2,310,879
Alcon Inc.(a)	112,753	6,816,989
Baloise Holding AG, Registered	8,110	1,237,406
Barry Callebaut AG, Registered	670	1,398,626
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	319	2,475,695
Chocoladefabriken Lindt & Spruengli AG, Registered	12	1,030,230
Cie. Financiere Richemont SA, Registered	120,076	7,457,727
Clariant AG, Registered	36,836	696,470
Coca-Cola HBC AG	58,513	1,538,270
Credit Suisse Group AG, Registered	506,898	5,412,781
EMS-Chemie Holding AG, Registered	1,756	1,518,186
Geberit AG, Registered	9,852	5,449,628
Givaudan SA, Registered	2,065	8,537,391
Julius Baer Group Ltd.	63,985	2,813,455
Kuehne + Nagel International AG, Registered(a)	16,652	2,872,044
LafargeHolcim Ltd., Registered	113,112	5,347,859
Logitech International SA, Registered	37,452	2,728,722
Lonza Group AG, Registered	18,573	11,608,891
Nestle SA, Registered	708,572	84,199,882
Novartis AG, Registered	514,211	42,659,673
Partners Group Holding AG	5,137	4,976,063
Roche Holding AG, NVS	167,784	58,301,113
Schindler Holding AG, Participation Certificates, NVS	8,741	2,214,797
Schindler Holding AG, Registered	8,176	2,040,180
SGS SA, Registered	1,364	3,585,054
Sika AG, Registered	33,420	7,365,846
Sonova Holding AG, Registered(a)	13,799	3,118,692
Straumann Holding AG, Registered	2,214	2,180,171
Swatch Group AG (The), Bearer	10,924	2,293,596
Swiss Life Holding AG, Registered	6,963	2,548,074
Swiss Prime Site AG, Registered	23,853	2,180,254
Swiss Re AG	70,781	5,583,428
Swisscom AG, Registered	7,459	3,983,272
Temenos AG, Registered	18,148	2,693,173
UBS Group AG, Registered	890,020	10,463,630
Vifor Pharma AG	13,264	1,875,798
Zurich Insurance Group AG	34,889	12,894,011

		337,037,894

Taiwan — 1.6%
Accton Technology Corp.	138,000	1,081,124

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Acer Inc.	1,934,000	$1,340,190
Advantech Co. Ltd.	92,388	974,514
Airtac International Group	24,000	503,030
ASE Technology Holding Co. Ltd.	1,006,873	2,598,426
Asia Cement Corp.	352,000	480,036
Asustek Computer Inc.	144,000	1,064,227
AU Optronics Corp.(a)	1,649,000	562,341
Catcher Technology Co. Ltd.	155,000	1,142,877
Cathay Financial Holding Co. Ltd.	2,381,357	3,219,094
Chailease Holding Co. Ltd.	189,280	791,507
Chang Hwa Commercial Bank Ltd.	3,157,845	2,048,134
China Airlines Ltd.(a)	5,269,000	1,437,106
China Development Financial Holding Corp.	8,013,000	2,363,321
China Steel Corp.	2,345,305	1,585,179
Chunghwa Telecom Co. Ltd.	753,140	2,815,164
CTBC Financial Holding Co. Ltd.	3,723,142	2,465,615
Delta Electronics Inc.	407,000	2,778,679
E.Sun Financial Holding Co. Ltd.	4,078,815	3,773,264
Eclat Textile Co. Ltd.	33,000	389,766
Eva Airways Corp.	2,902,749	1,075,111
Far EasTone Telecommunications Co. Ltd.	596,000	1,283,777
Feng TAY Enterprise Co. Ltd.	24,000	143,781
First Financial Holding Co. Ltd.	2,389,848	1,925,290
Formosa Chemicals & Fibre Corp.	818,000	1,882,032
Formosa Plastics Corp.	1,067,160	2,859,652
Formosa Taffeta Co. Ltd.	1,223,000	1,260,803
Fubon Financial Holding Co. Ltd.	268,000	381,949
Giant Manufacturing Co. Ltd.	54,000	568,673
Globalwafers Co. Ltd.	51,000	733,807
Highwealth Construction Corp.	916,000	1,338,299
Hiwin Technologies Corp.	36,000	379,730
Hon Hai Precision Industry Co. Ltd.	3,035,000	8,122,480
Hotai Motor Co. Ltd.	77,000	1,761,081
Hua Nan Financial Holdings Co. Ltd., Class C	1,882,677	1,291,772
Largan Precision Co. Ltd.	23,000	3,003,123
Lite-On Technology Corp.	358,000	606,148
MediaTek Inc.	340,000	8,135,998
Mega Financial Holding Co. Ltd.	2,378,287	2,626,349
Micro-Star International Co. Ltd.	147,000	654,850
Nan Ya Plastics Corp.	1,568,830	3,272,133
Nanya Technology Corp.	295,000	610,251
Novatek Microelectronics Corp.	135,000	1,336,428
Pegatron Corp.	382,000	804,567
President Chain Store Corp.	97,000	927,137
Quanta Computer Inc.	452,000	1,262,135
Realtek Semiconductor Corp.	112,000	1,431,805
Shanghai Commercial & Savings Bank Ltd. (The)	564,000	815,354
SinoPac Financial Holdings Co. Ltd.	6,614,842	2,404,822
Taishin Financial Holding Co. Ltd.	7,009,184	3,194,204
Taiwan Business Bank	6,405,620	2,208,495
Taiwan Cement Corp.	800,000	1,228,900
Taiwan Cooperative Financial Holding Co. Ltd.	4,483,401	3,275,181
Taiwan High Speed Rail Corp.	343,000	389,899
Taiwan Mobile Co. Ltd.	596,000	2,136,237
Taiwan Semiconductor Manufacturing Co. Ltd.	5,875,000	85,333,851
Tatung Co. Ltd.(a)	472,000	257,796
Uni-President Enterprises Corp.	1,361,600	3,323,300
United Microelectronics Corp.	3,551,000	2,709,207
Walsin Technology Corp.	82,000	491,253
Win Semiconductors Corp.	84,000	908,976

Security	Shares	Value

Taiwan (continued)
Wistron Corp.	385,000	$453,413
Wiwynn Corp.	22,000	588,779
Yageo Corp.	67,000	889,689
Yuanta Financial Holding Co. Ltd.	1,021,000	627,353
Zhen Ding Technology Holding Ltd.	93,000	428,579

		194,758,043

Thailand — 0.2%
Advanced Info Service PCL, NVDR	266,200	1,579,315
B Grimm Power PCL, NVDR(c)	205,900	323,550
Bangkok Bank PCL, Foreign	361,600	1,153,827
Bangkok Dusit Medical Services PCL, NVDR	3,627,600	2,570,992
Bangkok Expressway & Metro PCL, NVDR	4,301,300	1,220,765
BTS Group Holdings PCL, NVDR	2,051,500	690,796
Central Pattana PCL, NVDR	1,542,600	2,386,930
Charoen Pokphand Foods PCL, NVDR	2,133,400	2,309,060
CP ALL PCL, NVDR(a)	1,298,700	2,842,501
Electricity Generating PCL, NVDR	69,100	525,189
Energy Absolute PCL, NVDR(c)	723,000	1,095,542
Global Power Synergy PCL, NVDR	189,900	417,162
Gulf Energy Development PCL(c)	662,700	717,265
Indorama Ventures PCL, NVDR(c)	741,033	594,110
Intouch Holdings PCL, NVDR	744,200	1,354,393
Kasikornbank PCL, Foreign	122,900	319,246
Kasikornbank PCL, NVDR	467,923	1,215,482
Muangthai Capital PCL, NVDR(a)(c)	188,000	301,451
Osotspa PCL	187,100	255,007
PTT Global Chemical PCL, NVDR(c)	535,200	806,683
PTT PCL, NVDR	2,817,200	3,523,476
Ratch Group PCL, NVDR	462,300	885,831
Siam Cement PCL (The), NVDR	178,700	2,189,158
Srisawad Corp PCL, NVDR(a)	195,700	301,246
True Corp. PCL, NVDR(c)	2,345,400	252,723

		29,831,700

Turkey — 0.0%
Akbank T.A.S.(a)	936,058	702,764
Anadolu Efes Biracilik Ve Malt Sanayii AS	140,317	389,217
Aselsan Elektronik Sanayi Ve Ticaret AS	73,248	370,044
BIM Birlesik Magazalar AS	164,574	1,684,764
Eregli Demir ve Celik Fabrikalari TAS	482,847	528,541
TAV Havalimanlari Holding AS	159,508	379,373
Tupras Turkiye Petrol Rafinerileri AS(a)	26,836	317,403
Turkcell Iletisim Hizmetleri AS	275,729	587,053
Turkiye Garanti Bankasi AS(a)	752,275	756,640

		5,715,799

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	1,208,645	1,651,824
Aldar Properties PJSC	2,123,334	1,000,060
Emaar Malls PJSC(a)	143,383	51,917
Emaar Properties PJSC(a)	1,332,591	932,377
Emirates NBD Bank PJSC	196,288	472,397
Emirates Telecommunications Group Co. PJSC	153,941	697,379
First Abu Dhabi Bank PJSC	493,854	1,468,191

		6,274,145

United Kingdom — 3.7%
3i Group PLC	302,127	3,527,634
Admiral Group PLC	39,082	1,231,083
Amcor PLC(a)	350,782	3,613,055
Anglo American PLC	261,622	6,421,870
Antofagasta PLC	115,037	1,551,381

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Aptiv PLC	62,643	$4,870,493
Ashtead Group PLC	120,504	3,851,231
Associated British Foods PLC	85,140	1,972,321
AstraZeneca PLC	314,020	35,156,491
Auto Trader Group PLC(b)	307,279	2,164,127
AVEVA Group PLC	11,279	613,761
Aviva PLC	740,722	2,563,684
BAE Systems PLC	822,983	5,294,968
Barclays PLC	3,744,852	4,942,641
Barratt Developments PLC	252,324	1,690,980
Berkeley Group Holdings PLC	54,727	3,199,271
BP PLC	4,864,241	17,566,441
British American Tobacco PLC	554,800	18,382,772
British Land Co. PLC (The)	309,990	1,489,521
BT Group PLC	1,972,152	2,551,693
Bunzl PLC	57,400	1,655,918
Burberry Group PLC	110,484	1,816,253
Coca-Cola European Partners PLC	49,898	2,054,301
Compass Group PLC	388,921	5,362,368
Croda International PLC	20,144	1,514,954
DCC PLC	17,731	1,589,938
Diageo PLC	530,378	19,498,347
Direct Line Insurance Group PLC	194,827	757,926
Evraz PLC	94,877	359,258
Experian PLC	231,563	8,136,108
Ferguson PLC	58,827	5,244,131
Fiat Chrysler Automobiles NV(a)	274,257	2,795,543
GlaxoSmithKline PLC	1,183,888	23,770,836
Glencore PLC	2,515,500	5,765,902
GVC Holdings PLC	130,479	1,138,152
Halma PLC	62,472	1,785,840
Hargreaves Lansdown PLC	72,346	1,660,747
Hikma Pharmaceuticals PLC	26,798	756,206
HSBC Holdings PLC	4,866,523	21,857,373
Imperial Brands PLC	226,782	3,798,030
Informa PLC	270,296	1,312,270
InterContinental Hotels Group PLC	25,404	1,172,331
Intertek Group PLC	44,801	3,162,334
ITV PLC	692,831	515,414
J Sainsbury PLC	531,321	1,305,107
JD Sports Fashion PLC	89,983	715,230
Johnson Matthey PLC	66,860	1,964,806
Kingfisher PLC	636,292	2,020,187
Land Securities Group PLC	230,611	1,745,235
Legal & General Group PLC	1,566,798	4,400,743
Lloyds Banking Group PLC	16,442,341	5,672,452
London Stock Exchange Group PLC	80,131	8,922,784
M&G PLC	507,744	1,070,261
Melrose Industries PLC	1,236,592	1,383,792
Mondi PLC	71,992	1,287,891
National Grid PLC	785,610	9,284,140
Natwest Group PLC	1,156,356	1,608,780
Next PLC	35,156	2,514,752
NMC Health PLC(a)(d)	19,275	0	(f)
Ocado Group PLC(a)(c)	114,795	3,093,222
Pearson PLC(c)	219,239	1,527,958
Persimmon PLC(a)	78,948	2,488,934
Prudential PLC	595,004	8,633,319
Reckitt Benckiser Group PLC	165,676	16,756,672
RELX PLC	472,010	10,005,134

Security	Shares	Value

United Kingdom (continued)
Rentokil Initial PLC	392,457	$2,751,662
Rio Tinto PLC	287,164	17,394,056
Rolls-Royce Holdings PLC	454,665	1,382,067
Royal Dutch Shell PLC, Class A	915,371	13,475,172
Royal Dutch Shell PLC, Class B	964,296	13,679,017
RSA Insurance Group PLC	418,418	2,356,503
Sage Group PLC (The)	172,804	1,654,317
Schroders PLC	18,213	708,770
Segro PLC	225,324	2,866,289
Sensata Technologies Holding PLC(a)	31,342	1,190,369
Severn Trent PLC	79,688	2,562,466
Smith & Nephew PLC	229,954	4,580,035
Smiths Group PLC	65,268	1,160,750
Spirax-Sarco Engineering PLC	14,957	2,023,962
SSE PLC	250,002	4,268,939
St. James’s Place PLC	198,929	2,460,030
Standard Chartered PLC	650,160	3,292,165
Standard Life Aberdeen PLC	656,942	2,159,039
Taylor Wimpey PLC	929,823	1,444,334
Tesco PLC	2,157,912	6,148,833
Unilever PLC	305,767	18,352,321
United Utilities Group PLC	118,331	1,397,784
Vodafone Group PLC	6,328,657	9,598,829
Whitbread PLC(a)	33,609	961,637
Wm Morrison Supermarkets PLC	721,859	1,770,291
WPP PLC	308,826	2,302,297

		448,479,231

United States — 57.1%
3M Co.	136,143	20,485,437
Abbott Laboratories	422,121	42,482,257
AbbVie Inc.	423,550	40,199,130
ABIOMED Inc.(a)	11,142	3,341,931
Accenture PLC, Class A	151,960	34,157,569
Activision Blizzard Inc.	186,305	15,394,382
Adobe Inc.(a)	116,192	51,626,429
Advance Auto Parts Inc.	17,615	2,644,716
Advanced Micro Devices Inc.(a)	280,323	21,705,410
AES Corp. (The)	174,646	2,659,859
Aflac Inc.	172,359	6,130,810
Agilent Technologies Inc.	77,255	7,441,974
AGNC Investment Corp.	143,144	1,946,758
Air Products & Chemicals Inc.	53,875	15,442,191
Akamai Technologies Inc.(a)	39,931	4,489,842
Albemarle Corp.	26,783	2,208,526
Alexandria Real Estate Equities Inc.(c)	27,815	4,938,553
Alexion Pharmaceuticals Inc.(a)	51,857	5,314,824
Align Technology Inc.(a)	18,199	5,347,230
Alleghany Corp.	3,374	1,762,308
Allegion PLC	21,680	2,156,293
Alliant Energy Corp.	65,459	3,524,967
Allstate Corp. (The)	78,459	7,405,745
Ally Financial Inc.	83,476	1,677,868
Alnylam Pharmaceuticals Inc.(a)	28,239	4,116,117
Alphabet Inc., Class A(a)	71,779	106,803,563
Alphabet Inc., Class C, NVS(a)	73,724	109,329,743
Altice USA Inc., Class A(a)	64,021	1,727,927
Altria Group Inc.	441,120	18,152,088
Amazon.com Inc.(a)	101,237	320,382,709
AMERCO	2,319	736,816
Ameren Corp.	64,289	5,158,549

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
American Electric Power Co. Inc.	119,183	$10,354,619
American Express Co.	161,929	15,111,214
American Financial Group Inc./OH	12,969	788,126
American International Group Inc.	211,866	6,809,373
American Tower Corp.	105,424	27,556,779
American Water Works Co. Inc.	45,539	6,706,529
Ameriprise Financial Inc.	29,418	4,519,487
AmerisourceBergen Corp.	37,513	3,758,427
AMETEK Inc.	55,276	5,154,487
Amgen Inc.	142,127	34,774,213
Amphenol Corp., Class A	75,452	7,979,804
Analog Devices Inc.	89,195	10,244,046
Annaly Capital Management Inc.	348,807	2,584,660
ANSYS Inc.(a)	19,243	5,976,876
Anthem Inc.	60,925	16,681,265
AO Smith Corp.	29,807	1,434,909
Aon PLC, Class A	57,558	11,812,053
Apollo Global Management Inc.	36,420	1,788,222
Apple Inc.	1,045,824	444,517,033
Applied Materials Inc.	223,737	14,393,001
Aramark	50,600	1,068,672
Arch Capital Group Ltd.(a)	100,832	3,100,584
Archer-Daniels-Midland Co.	133,263	5,707,654
Arista Networks Inc.(a)	13,951	3,624,051
Arrow Electronics Inc.(a)	20,228	1,448,729
Arthur J Gallagher & Co.	41,286	4,437,832
Assurant Inc.	13,345	1,434,187
AT&T Inc.	1,704,511	50,419,435
Athene Holding Ltd., Class A(a)	32,681	1,053,962
Atmos Energy Corp.	29,305	3,106,037
Autodesk Inc.(a)	53,244	12,588,479
Autoliv Inc.	24,831	1,614,760
Automatic Data Processing Inc.	105,461	14,016,822
AutoZone Inc.(a)	5,762	6,957,154
Avalara Inc.(a)	16,310	2,192,880
AvalonBay Communities Inc.	33,910	5,192,299
Avantor Inc.(a)	88,285	1,949,333
Avery Dennison Corp.	16,016	1,815,253
Axalta Coating Systems Ltd.(a)	42,161	935,974
Baker Hughes Co.	142,632	2,209,370
Ball Corp.	74,950	5,518,568
Bank of America Corp.	1,870,666	46,542,170
Bank of New York Mellon Corp. (The)	195,155	6,996,307
Baxter International Inc.	119,316	10,306,516
Becton Dickinson and Co.	65,524	18,434,522
Berkshire Hathaway Inc., Class B(a)	331,601	64,920,844
Best Buy Co. Inc.	59,268	5,902,500
Biogen Inc.(a)	42,028	11,544,671
BioMarin Pharmaceutical Inc.(a)	43,180	5,173,396
Bio-Rad Laboratories Inc., Class A(a)	5,660	2,970,877
Black Knight Inc.(a)	30,721	2,301,617
BlackRock Inc.(g)	36,194	20,811,912
Blackstone Group Inc. (The), Class A	162,323	8,648,569
Boeing Co. (The)	127,891	20,206,778
Booking Holdings Inc.(a)	9,698	16,119,337
Booz Allen Hamilton Holding Corp.	31,828	2,602,257
BorgWarner Inc.	57,091	2,089,531
Boston Properties Inc.	37,805	3,368,047
Boston Scientific Corp.(a)	343,622	13,253,501
Bristol-Myers Squibb Co.	548,396	32,168,909

Security	Shares	Value

United States (continued)
Broadcom Inc.	95,530	$30,259,127
Broadridge Financial Solutions Inc.	26,477	3,556,920
Brown & Brown Inc.	58,283	2,650,128
Brown-Forman Corp., Class B, NVS	74,288	5,151,130
Bunge Ltd.	42,622	1,851,500
Burlington Stores Inc.(a)	16,754	3,149,752
Cable One Inc.	974	1,775,173
Cabot Oil & Gas Corp.	95,618	1,788,057
Cadence Design Systems Inc.(a)	68,344	7,466,582
Camden Property Trust	26,579	2,413,639
Campbell Soup Co.	39,711	1,968,474
Capital One Financial Corp.	109,047	6,957,199
Cardinal Health Inc.	72,388	3,953,833
CarMax Inc.(a)(c)	40,675	3,944,255
Carnival Corp.(c)	104,845	1,455,249
Carrier Global Corp.	196,360	5,348,846
Catalent Inc.(a)	35,069	3,062,926
Caterpillar Inc.	130,476	17,337,651
Cboe Global Markets Inc.	28,335	2,484,980
CBRE Group Inc., Class A(a)	81,542	3,572,355
CDK Global Inc.	22,754	1,034,397
CDW Corp./DE	30,212	3,512,145
Celanese Corp.	26,333	2,559,568
Centene Corp.(a)	141,862	9,256,495
CenterPoint Energy Inc.	107,341	2,040,552
CenturyLink Inc.	233,228	2,250,650
Cerner Corp.	69,870	4,852,472
CF Industries Holdings Inc.	59,178	1,854,047
CH Robinson Worldwide Inc.(c)	33,954	3,182,169
Charles Schwab Corp. (The)	278,285	9,225,148
Charter Communications Inc., Class A(a)	35,683	20,696,140
Cheniere Energy Inc.(a)	61,670	3,051,432
Chevron Corp.	452,854	38,012,565
Chipotle Mexican Grill Inc.(a)	6,474	7,478,506
Chubb Ltd.	107,498	13,678,046
Church & Dwight Co. Inc.	59,559	5,737,318
Cigna Corp.(a)	90,488	15,626,373
Cincinnati Financial Corp.	37,545	2,925,882
Cintas Corp.	20,507	6,190,448
Cisco Systems Inc.	1,018,153	47,955,006
Citigroup Inc.	501,083	25,059,161
Citizens Financial Group Inc.	110,471	2,740,786
Citrix Systems Inc.	28,354	4,047,817
Clorox Co. (The)	30,695	7,259,674
CME Group Inc.	86,632	14,396,506
CMS Energy Corp.	71,310	4,576,676
Coca-Cola Co. (The)	972,895	45,959,560
Cognex Corp.	41,622	2,783,263
Cognizant Technology Solutions Corp., Class A	131,868	9,009,222
Colgate-Palmolive Co.	193,622	14,947,618
Comcast Corp., Class A	1,075,537	46,032,984
Comerica Inc.	44,066	1,697,422
Conagra Brands Inc.	118,803	4,449,172
Concho Resources Inc.	49,026	2,575,826
ConocoPhillips	254,478	9,514,932
Consolidated Edison Inc.	78,811	6,055,049
Constellation Brands Inc., Class A	40,499	7,216,922
Cooper Companies Inc. (The)	10,710	3,030,180
Copart Inc.(a)	53,023	4,944,395
Corning Inc.	181,018	5,611,558

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Corteva Inc.(a)	182,978	$5,225,852
CoStar Group Inc.(a)	9,067	7,704,774
Costco Wholesale Corp.	106,594	34,699,545
Coupa Software Inc.(a)	15,739	4,823,217
Crowdstrike Holdings Inc., Class A(a)	24,450	2,767,740
Crown Castle International Corp.	98,746	16,460,958
Crown Holdings Inc.(a)	28,612	2,048,047
CSX Corp.	179,879	12,832,568
Cummins Inc.	36,870	7,125,496
CVS Health Corp.	310,956	19,571,571
Danaher Corp.	150,921	30,757,700
Darden Restaurants Inc.	30,562	2,319,656
Datadog Inc., Class A(a)(c)	25,046	2,350,818
DaVita Inc.(a)	22,864	1,998,085
Deere & Co.	71,049	12,526,649
Dell Technologies Inc., Class C(a)(c)	55,229	3,304,351
Delta Air Lines Inc.	40,770	1,018,027
Dentsply Sirona Inc.	56,528	2,521,149
DexCom Inc.(a)(c)	22,236	9,684,667
Diamondback Energy Inc.	39,260	1,564,904
Digital Realty Trust Inc.(c)	62,780	10,078,701
Discover Financial Services	74,363	3,675,763
Discovery Inc., Class A(a)(c)	76,265	1,609,192
Discovery Inc., Class C, NVS(a)	75,909	1,438,476
DISH Network Corp., Class A(a)	63,280	2,031,921
DocuSign Inc.(a)	40,826	8,852,302
Dollar General Corp.	61,786	11,764,054
Dollar Tree Inc.(a)	56,422	5,266,994
Dominion Energy Inc.	200,208	16,222,854
Domino’s Pizza Inc.	9,458	3,656,557
Dover Corp.	34,686	3,570,230
Dow Inc.(a)	176,923	7,264,458
DR Horton Inc.	87,583	5,794,491
Dropbox Inc., Class A(a)	56,783	1,291,813
DTE Energy Co.	41,659	4,817,030
Duke Energy Corp.	174,940	14,824,416
Duke Realty Corp.	89,909	3,613,443
DuPont de Nemours Inc.	174,120	9,311,938
Dynatrace Inc.(a)	28,748	1,202,529
E*TRADE Financial Corp.	46,640	2,367,913
East West Bancorp. Inc.	32,399	1,122,949
Eastman Chemical Co.	28,901	2,156,882
Eaton Corp. PLC	99,466	9,263,269
eBay Inc.	191,695	10,596,900
Ecolab Inc.	61,681	11,539,281
Edison International	86,511	4,816,067
Edwards Lifesciences Corp.(a)	153,399	12,028,016
Elanco Animal Health Inc.(a)	86,127	2,035,181
Electronic Arts Inc.(a)	70,747	10,019,190
Eli Lilly & Co.	207,905	31,246,042
Emerson Electric Co.	146,326	9,073,675
Entergy Corp.	48,548	5,103,851
EOG Resources Inc.	135,814	6,362,886
EPAM Systems Inc.(a)	13,011	3,774,231
Equifax Inc.	29,420	4,782,515
Equinix Inc.	20,378	16,006,511
Equitable Holdings Inc.	79,841	1,633,547
Equity LifeStyle Properties Inc.	35,874	2,450,912
Equity Residential	83,879	4,498,431
Erie Indemnity Co., Class A, NVS	6,265	1,316,402

Security	Shares	Value

United States (continued)
Essential Utilities Inc.	51,879	$2,352,713
Essex Property Trust Inc.	16,145	3,563,847
Estee Lauder Companies Inc. (The), Class A	53,159	10,501,029
Everest Re Group Ltd.	10,425	2,280,886
Evergy Inc.	45,821	2,970,575
Eversource Energy	75,549	6,804,698
Exact Sciences Corp.(a)(c)	35,816	3,393,566
Exelon Corp.	230,405	8,895,937
Expedia Group Inc.	32,854	2,661,503
Expeditors International of Washington Inc.	46,247	3,908,334
Extra Space Storage Inc.	31,450	3,250,043
Exxon Mobil Corp.	1,005,261	42,301,383
F5 Networks Inc.(a)	14,634	1,988,761
Facebook Inc., Class A(a)	574,811	145,812,306
FactSet Research Systems Inc.	7,472	2,587,554
Fair Isaac Corp.(a)	6,049	2,656,660
Fastenal Co.	135,089	6,354,587
Federal Realty Investment Trust	20,978	1,600,621
FedEx Corp.	59,442	10,010,033
Fidelity National Financial Inc.	69,796	2,258,599
Fidelity National Information Services Inc.	149,199	21,829,306
Fifth Third Bancorp	179,937	3,573,549
First Republic Bank/CA	41,813	4,703,126
FirstEnergy Corp.	133,062	3,858,798
Fiserv Inc.(a)	140,677	14,038,158
FleetCor Technologies Inc.(a)	21,426	5,540,121
FLIR Systems Inc.	31,272	1,302,792
FMC Corp.	31,490	3,339,515
Ford Motor Co.	896,663	5,926,942
Fortinet Inc.(a)	35,878	4,961,927
Fortive Corp.	75,819	5,321,736
Fortune Brands Home & Security Inc.	28,942	2,214,063
Fox Corp., Class A, NVS	97,990	2,525,202
Franklin Resources Inc.	70,770	1,489,709
Freeport-McMoRan Inc.	348,923	4,508,085
Garmin Ltd.	29,250	2,883,758
Gartner Inc.(a)	23,199	2,891,523
General Dynamics Corp.	58,321	8,558,024
General Electric Co.	2,097,880	12,734,132
General Mills Inc.	144,505	9,142,831
General Motors Co.	299,586	7,456,696
Genuine Parts Co.	31,626	2,851,084
Gilead Sciences Inc.	303,771	21,121,198
Global Payments Inc.	70,985	12,636,750
Globe Life Inc.	15,157	1,206,497
GoDaddy Inc., Class A(a)	41,857	2,941,710
Goldman Sachs Group Inc. (The)	77,843	15,409,800
Guidewire Software Inc.(a)(c)	20,617	2,425,796
Halliburton Co.	199,552	2,859,580
Hartford Financial Services Group Inc. (The)	89,187	3,774,394
Hasbro Inc.	30,647	2,229,876
HCA Healthcare Inc.	65,505	8,295,553
HD Supply Holdings Inc.(a)	29,032	1,019,023
Healthpeak Properties Inc.	133,166	3,634,100
HEICO Corp.	13,594	1,306,655
HEICO Corp., Class A	15,260	1,168,153
Henry Schein Inc.(a)(c)	28,704	1,972,826
Hershey Co. (The)	36,636	5,327,241
Hess Corp.	67,063	3,300,170
Hewlett Packard Enterprise Co.	312,432	3,083,704

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Hilton Worldwide Holdings Inc.	59,756	$4,484,688
HollyFrontier Corp.	42,694	1,174,085
Hologic Inc.(a)	61,371	4,282,468
Home Depot Inc. (The)	259,799	68,974,037
Honeywell International Inc.	169,183	25,270,865
Hormel Foods Corp.	74,107	3,769,082
Host Hotels & Resorts Inc.	169,454	1,826,714
Howmet Aerospace Inc.	106,453	1,573,375
HP Inc.	353,743	6,218,802
Humana Inc.	32,296	12,674,565
Huntington Bancshares Inc./OH	240,611	2,230,464
Huntington Ingalls Industries Inc.	8,857	1,538,549
IAC/InterActiveCorp.(a)	19,442	2,574,510
IDEX Corp.(c)	14,945	2,463,235
IDEXX Laboratories Inc.(a)	21,687	8,626,004
IHS Markit Ltd.	92,265	7,448,553
Illinois Tool Works Inc.	77,186	14,278,638
Illumina Inc.(a)	35,755	13,664,131
Incyte Corp.(a)	46,092	4,552,046
Ingersoll Rand Inc.(a)(c)	83,942	2,651,728
Ingredion Inc.	13,594	1,175,881
Insulet Corp.(a)	15,113	3,073,380
Intel Corp.	1,022,159	48,787,649
Intercontinental Exchange Inc.	136,698	13,229,632
International Business Machines Corp.	211,375	25,986,442
International Flavors & Fragrances Inc.	22,291	2,807,551
International Paper Co.	90,654	3,153,853
Interpublic Group of Companies Inc. (The)	80,703	1,456,689
Intuit Inc.	63,158	19,349,716
Intuitive Surgical Inc.(a)	28,141	19,288,967
Invesco Ltd.	108,229	1,086,619
Invitation Homes Inc.	130,013	3,876,988
Ionis Pharmaceuticals Inc.(a)	35,574	2,047,639
IPG Photonics Corp.(a)(c)	8,986	1,608,584
IQVIA Holdings Inc.(a)	44,325	7,020,637
Iron Mountain Inc.	63,341	1,785,583
Jack Henry & Associates Inc.	18,555	3,308,357
Jacobs Engineering Group Inc.	34,146	2,914,361
Jazz Pharmaceuticals PLC(a)	14,092	1,525,459
JB Hunt Transport Services Inc.	18,754	2,426,768
JM Smucker Co. (The)	28,660	3,133,971
Johnson & Johnson	631,310	92,019,746
Johnson Controls International PLC	187,348	7,209,151
Jones Lang LaSalle Inc.	11,307	1,118,375
JPMorgan Chase & Co.	735,991	71,126,170
Juniper Networks Inc.	96,487	2,448,840
Kansas City Southern	25,084	4,310,685
Kellogg Co.	61,183	4,221,015
Keurig Dr Pepper Inc.	69,562	2,127,902
KeyCorp.	257,378	3,091,110
Keysight Technologies Inc.(a)	47,376	4,732,389
Kimberly-Clark Corp.	83,193	12,648,664
Kinder Morgan Inc./DE	496,406	6,999,325
KKR & Co. Inc.	122,293	4,325,503
KLA Corp.	38,846	7,762,596
Knight-Swift Transportation Holdings Inc.	29,932	1,301,743
Kraft Heinz Co. (The)	157,334	5,409,143
Kroger Co. (The)	193,613	6,735,796
L3Harris Technologies Inc.	53,451	8,997,407
Laboratory Corp. of America Holdings(a)	24,078	4,645,128

Security	Shares	Value

United States (continued)
Lam Research Corp.	35,212	$13,280,558
Lamb Weston Holdings Inc.	36,627	2,200,550
Las Vegas Sands Corp.	84,150	3,672,306
Lear Corp.	11,587	1,278,973
Leidos Holdings Inc.	32,290	3,072,716
Lennar Corp., Class A	68,359	4,945,774
Lennox International Inc.	7,794	2,089,883
Liberty Broadband Corp., Class C, NVS(a)	30,947	4,248,095
Liberty Global PLC, Class A(a)	41,603	973,718
Liberty Global PLC, Class C, NVS(a)	94,100	2,141,716
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	50,686	1,796,312
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	13,667	475,475
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)(c)	34,594	1,210,444
Lincoln National Corp.	48,748	1,816,838
Live Nation Entertainment Inc.(a)	35,609	1,666,857
LKQ Corp.(a)	75,796	2,136,689
Lockheed Martin Corp.	60,579	22,957,624
Loews Corp.	44,981	1,637,758
Lowe’s Companies Inc.	183,602	27,340,174
Lululemon Athletica Inc.(a)	28,531	9,289,408
LyondellBasell Industries NV, Class A	65,110	4,070,677
M&T Bank Corp.	30,839	3,267,392
Marathon Petroleum Corp.	157,894	6,031,551
Markel Corp.(a)	3,368	3,518,011
MarketAxess Holdings Inc.	9,099	4,701,453
Marriott International Inc./MD, Class A	67,671	5,672,522
Marsh & McLennan Companies Inc.	121,914	14,215,172
Martin Marietta Materials Inc.	15,765	3,266,193
Marvell Technology Group Ltd.	161,295	5,882,429
Masco Corp.	74,430	4,254,419
Masimo Corp.(a)	10,969	2,414,496
Mastercard Inc., Class A	213,603	65,902,934
Match Group Inc(a)	55,698	5,720,185
Maxim Integrated Products Inc.	63,582	4,329,298
McCormick & Co. Inc./MD, NVS	29,802	5,808,410
McDonald’s Corp.	178,769	34,731,241
McKesson Corp.	38,866	5,836,119
Medical Properties Trust Inc.	107,842	2,170,859
Medtronic PLC	322,871	31,150,594
MercadoLibre Inc.(a)	10,892	12,249,361
Merck & Co. Inc.	607,677	48,760,002
MetLife Inc.	195,217	7,388,963
Mettler-Toledo International Inc.(a)	5,841	5,461,335
MGM Resorts International	117,846	1,896,142
Microchip Technology Inc.	59,717	6,075,010
Micron Technology Inc.(a)	267,343	13,381,854
Microsoft Corp.	1,726,313	353,911,428
Mid-America Apartment Communities Inc.	28,159	3,356,271
Moderna Inc.(a)(c)	51,448	3,812,297
Mohawk Industries Inc.(a)	16,030	1,279,996
Molina Healthcare Inc.(a)	7,794	1,439,552
Molson Coors Beverage Co., Class B	49,095	1,842,044
Mondelez International Inc., Class A	345,377	19,164,970
MongoDB Inc.(a)(c)	11,377	2,606,243
Monster Beverage Corp.(a)	98,779	7,752,176
Moody’s Corp.	41,373	11,638,225
Morgan Stanley	286,740	14,015,851
Mosaic Co. (The)	98,552	1,327,495

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Motorola Solutions Inc.	42,504	$5,942,059
MSCI Inc.	19,601	7,369,584
Mylan NV(a)	129,493	2,086,132
Nasdaq Inc.	23,531	3,089,856
National Oilwell Varco Inc.	106,811	1,229,395
National Retail Properties Inc.	36,748	1,302,717
NetApp Inc.	56,291	2,493,691
Netflix Inc.(a)	104,928	51,297,201
Neurocrine Biosciences Inc.(a)	20,187	2,429,707
Newell Brands Inc.	103,529	1,697,876
Newmont Corp.	191,756	13,269,515
News Corp., Class A, NVS	117,458	1,494,066
NextEra Energy Inc.	116,981	32,836,567
Nielsen Holdings PLC	84,440	1,218,469
Nike Inc., Class B	296,754	28,966,158
NiSource Inc.	61,651	1,507,367
Nordson Corp.	10,448	2,023,046
Norfolk Southern Corp.	63,643	12,232,821
Northern Trust Corp.	48,217	3,777,802
Northrop Grumman Corp.	38,114	12,387,431
NortonLifeLock Inc.	144,463	3,098,731
NRG Energy Inc.	67,566	2,284,406
Nucor Corp.	73,943	3,101,909
NVIDIA Corp.	146,642	62,262,727
NVR Inc.(a)	774	3,041,936
O’Reilly Automotive Inc.(a)	17,826	8,509,776
Occidental Petroleum Corp.	211,642	3,331,245
OGE Energy Corp.	49,318	1,622,562
Okta Inc.(a)	27,488	6,074,298
Old Dominion Freight Line Inc.	22,478	4,109,428
Omega Healthcare Investors Inc.	53,472	1,731,423
Omnicom Group Inc.	55,926	3,004,904
ON Semiconductor Corp.(a)	91,368	1,882,181
ONEOK Inc.	101,405	2,830,214
Oracle Corp.	535,222	29,678,060
Otis Worldwide Corp.	98,226	6,162,699
Owens Corning	20,222	1,222,824
PACCAR Inc.	84,409	7,181,518
Packaging Corp. of America	21,915	2,106,470
Palo Alto Networks Inc.(a)	23,860	6,106,251
Parker-Hannifin Corp.	32,033	5,731,344
Paychex Inc.	77,683	5,586,961
Paycom Software Inc.(a)	12,484	3,550,075
PayPal Holdings Inc.(a)	267,170	52,384,022
Pentair PLC	47,490	2,034,947
People’s United Financial Inc.	131,561	1,419,543
PepsiCo Inc.	332,958	45,834,998
PerkinElmer Inc.	23,565	2,802,114
Perrigo Co. PLC	35,066	1,859,199
Pfizer Inc.	1,326,800	51,055,264
Philip Morris International Inc.	372,640	28,622,478
Phillips 66	108,641	6,737,915
Pinnacle West Capital Corp.	27,823	2,311,535
Pinterest Inc., Class A(a)	86,002	2,949,009
Pioneer Natural Resources Co.	40,378	3,913,436
PNC Financial Services Group Inc. (The)	100,236	10,692,174
PPG Industries Inc.	57,488	6,188,583
PPL Corp.	167,696	4,464,068
Principal Financial Group Inc.	72,691	3,084,279
Procter & Gamble Co. (The)	588,337	77,142,747

Security	Shares	Value

United States (continued)
Progressive Corp. (The)	139,166	$12,572,256
Prologis Inc.	176,675	18,625,078
Prudential Financial Inc.	96,269	6,100,567
PTC Inc.(a)	23,613	2,020,328
Public Service Enterprise Group Inc.	122,552	6,855,559
Public Storage	36,828	7,361,181
PulteGroup Inc.	69,737	3,040,533
Qorvo Inc.(a)	29,299	3,754,667
Qualcomm Inc.	273,619	28,896,903
Quest Diagnostics Inc.	32,707	4,156,078
Ralph Lauren Corp.	14,034	1,000,624
Raymond James Financial Inc.	31,863	2,213,841
Raytheon Technologies Corp.	361,682	20,500,136
Realty Income Corp.	82,783	4,971,119
Regency Centers Corp.	32,665	1,340,245
Regeneron Pharmaceuticals Inc.(a)	24,190	15,289,773
Regions Financial Corp.	262,241	2,847,937
Reinsurance Group of America Inc.	13,017	1,109,699
RenaissanceRe Holdings Ltd.	8,931	1,610,974
Republic Services Inc.	57,072	4,979,532
ResMed Inc.	35,351	7,158,931
RingCentral Inc., Class A(a)	17,913	5,199,607
Robert Half International Inc.	19,583	996,187
Rockwell Automation Inc.	28,267	6,166,163
Roku Inc.(a)	22,499	3,484,870
Rollins Inc.	34,251	1,794,752
Roper Technologies Inc.(c)	25,133	10,868,766
Ross Stores Inc.	87,585	7,853,747
Royal Caribbean Cruises Ltd.	43,898	2,138,272
RPM International Inc.	24,682	2,013,804
S&P Global Inc.	59,189	20,730,947
salesforce.com Inc.(a)	201,027	39,170,111
Sarepta Therapeutics Inc.(a)	18,344	2,816,171
SBA Communications Corp.	26,928	8,389,149
Schlumberger Ltd.	320,946	5,821,960
Seagate Technology PLC	58,591	2,649,485
Sealed Air Corp.	32,881	1,173,194
Seattle Genetics Inc.(a)	29,398	4,888,005
SEI Investments Co.	22,726	1,189,252
Sempra Energy	70,119	8,727,011
ServiceNow Inc.(a)	46,094	20,244,485
Sherwin-Williams Co. (The)	20,123	13,038,094
Signature Bank/New York NY	14,552	1,492,017
Simon Property Group Inc.	70,898	4,420,490
Sirius XM Holdings Inc.	379,133	2,229,302
Skyworks Solutions Inc.	42,520	6,190,062
Slack Technologies Inc., Class A(a)	71,987	2,127,216
Snap Inc., Class A, NVS(a)(c)	208,394	4,672,193
Snap-on Inc.	10,116	1,475,621
Southern Co. (The)	256,355	13,999,547
Southwest Airlines Co.	37,043	1,144,258
Splunk Inc.(a)	38,141	8,002,745
Square Inc., Class A(a)	84,691	10,997,126
SS&C Technologies Holdings Inc.	59,531	3,423,033
Stanley Black & Decker Inc.	33,203	5,090,684
Starbucks Corp.	283,719	21,713,015
State Street Corp.	88,099	5,619,835
Steel Dynamics Inc.	47,245	1,294,985
Stryker Corp.	81,445	15,743,318
Sun Communities Inc.	20,269	3,038,931

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
SVB Financial Group(a)	13,042	$2,924,929
Synchrony Financial	138,126	3,056,728
Synopsys Inc.(a)	35,468	7,065,935
Sysco Corp.	116,594	6,161,993
T-Mobile U.S. Inc.(a)	129,551	13,911,186
T Rowe Price Group Inc.	58,565	8,087,826
Take-Two Interactive Software Inc.(a)	28,006	4,593,544
Target Corp.	121,499	15,294,294
TD Ameritrade Holding Corp.	66,555	2,388,659
TE Connectivity Ltd.	83,300	7,419,531
Teladoc Health Inc.(a)	16,752	3,980,778
Teledyne Technologies Inc.(a)	8,368	2,566,466
Teleflex Inc.	9,876	3,684,736
Teradyne Inc.	40,116	3,568,719
Tesla Inc.(a)	35,327	50,544,459
Texas Instruments Inc.	221,221	28,216,739
Textron Inc.	62,582	2,186,615
Thermo Fisher Scientific Inc.	95,475	39,521,876
Tiffany & Co.	26,666	3,342,850
TJX Companies Inc. (The)	290,360	15,095,816
Tractor Supply Co.	28,890	4,123,759
Trade Desk Inc. (The), Class A(a)(c)	9,666	4,362,459
Tradeweb Markets Inc., Class A	18,700	1,011,109
TransDigm Group Inc.	12,125	5,232,907
TransUnion	45,551	4,080,003
Travelers Companies Inc. (The)	60,293	6,898,725
Trimble Inc.(a)	62,827	2,796,430
Truist Financial Corp.	321,885	12,057,812
Twilio Inc., Class A(a)	28,447	7,891,767
Twitter Inc.(a)	185,861	6,765,340
Tyler Technologies Inc.(a)	8,842	3,158,805
Tyson Foods Inc., Class A	72,704	4,467,661
U.S. Bancorp	331,521	12,213,234
Uber Technologies Inc.(a)	224,694	6,799,240
UDR Inc.	71,148	2,575,558
UGI Corp.	43,308	1,443,889
Ulta Beauty Inc.(a)	13,380	2,582,206
Union Pacific Corp.	165,449	28,680,584
United Parcel Service Inc., Class B	167,309	23,885,033
United Rentals Inc.(a)(c)	18,745	2,912,411
UnitedHealth Group Inc.	227,306	68,823,711
Universal Health Services Inc., Class B	17,049	1,873,685
Vail Resorts Inc.	10,150	1,949,105
Valero Energy Corp.	100,577	5,655,445
Varian Medical Systems Inc.(a)(c)	21,979	3,136,843
Veeva Systems Inc., Class A(a)	32,344	8,557,252
Ventas Inc.	86,992	3,337,013
VEREIT Inc.	221,453	1,441,659
VeriSign Inc.(a)	25,613	5,421,760
Verisk Analytics Inc.	39,071	7,373,088
Verizon Communications Inc.	981,932	56,441,451
Vertex Pharmaceuticals Inc.(a)	62,752	17,068,544
VF Corp.	78,748	4,753,229
ViacomCBS Inc., Class B, NVS	140,024	3,650,426
VICI Properties Inc.	94,677	2,055,438
Visa Inc., Class A	408,253	77,731,371
Vistra Corp.	91,756	1,712,167
VMware Inc., Class A(a)	20,091	2,816,959
Vornado Realty Trust	41,579	1,435,307
Voya Financial Inc.	22,254	1,099,348

Security	Shares	Value

United States (continued)
Vulcan Materials Co.	32,377	$3,801,707
Walmart Inc.	337,236	43,638,338
Walgreens Boots Alliance Inc.	177,886	7,241,739
Walt Disney Co. (The)	431,493	50,458,791
Waste Management Inc.	101,656	11,141,498
Waters Corp.(a)	15,668	3,339,634
Wayfair Inc., Class A(a)(c)	15,668	4,169,098
WEC Energy Group Inc.	75,382	7,180,889
Wells Fargo & Co.	922,502	22,379,899
Welltower Inc.	95,867	5,134,637
West Pharmaceutical Services Inc.	17,313	4,654,946
Western Digital Corp.	73,148	3,152,679
Western Union Co. (The)	104,872	2,546,292
Westinghouse Air Brake Technologies Corp.	47,335	2,943,764
Westrock Co.	63,931	1,717,187
Weyerhaeuser Co.	162,717	4,525,160
Whirlpool Corp.	16,471	2,686,750
Williams Companies Inc. (The)	302,841	5,793,348
Willis Towers Watson PLC	31,218	6,556,092
Workday Inc., Class A(a)	40,063	7,248,198
WP Carey Inc.	31,345	2,237,093
WR Berkley Corp.	29,902	1,846,449
WW Grainger Inc.	10,710	3,657,786
Wynn Resorts Ltd.	24,438	1,770,044
Xcel Energy Inc.	125,772	8,683,299
Xilinx Inc.	60,185	6,460,860
XPO Logistics Inc.(a)	24,809	1,861,171
Xylem Inc./NY	46,051	3,360,802
Yum! Brands Inc.	74,967	6,825,745
Zebra Technologies Corp., Class A(a)	13,541	3,801,636
Zillow Group Inc., Class C, NVS(a)(c)	33,736	2,307,205
Zimmer Biomet Holdings Inc.	50,599	6,823,781
Zions Bancorp. N.A	21,755	706,385
Zoetis Inc.	115,607	17,535,270
Zoom Video Communications Inc., Class A(a)	25,973	6,594,804

		6,875,623,586

Total Common Stocks — 98.1% (Cost: $10,211,446,791)		11,807,217,638

Investment Companies

India — 0.9%
iShares MSCI India ETF(c)(g)	3,469,094	110,802,862

Total Investment Companies — 0.9% (Cost: $113,954,520)		110,802,862

Preferred Stocks

Brazil — 0.2%
Banco Bradesco SA, Preference Shares, NVS	1,203,417	5,187,421
Braskem SA, Class A, Preference Shares, NVS	28,500	124,822
Cia. Energetica de Minas Gerais, Preference Shares, NVS	350,854	808,761
Gerdau SA, Preference Shares, NVS	210,300	704,932
Itau Unibanco Holding SA, Preference Shares, NVS	1,040,058	5,372,308
Itausa SA, Preference Shares, NVS	1,092,484	2,239,196
Lojas Americanas SA, Preference Shares, NVS	239,528	1,569,001
Petroleo Brasileiro SA, Preference Shares, NVS	1,388,000	5,919,090

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Telefonica Brasil SA, Preference Shares, NVS	150,300	$1,520,092

		23,445,623

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Series B, Class B, Preference Shares	14,684	447,180

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	148,216	1,053,478

Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	4,823	248,431
Fuchs Petrolub SE, Preference Shares, NVS(c)	16,341	716,892
Henkel AG & Co. KGaA, Preference Shares, NVS	42,997	4,240,385
Porsche Automobil Holding SE, Preference Shares, NVS	48,917	2,781,735
Sartorius AG, Preference Shares, NVS	9,915	3,815,148
Volkswagen AG, Preference Shares, NVS	50,345	7,441,620

		19,244,211

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	1,070,030	428,687

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS	911,100	459,402

South Korea — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	199,193	8,276,023

Total Preferred Stocks — 0.5% (Cost: $50,738,772)		53,354,604

Rights

Brazil — 0.0%
B2W Cia. Digital, (Expires 08/25/20)(a)	3,307	4,447
IRB Brasil Resseguros SA, (Expires 08/12/20)(a)	62,497	12,005

		16,452

Portugal — 0.0%
EDP-Energias de Portugal SA, (Expires 08/06/20)(a)(c)	773,875	78,882

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(a)	55,770	234,116

Total Rights — 0.0% (Cost: $0)		329,450

Security	Shares	Value

Warrants

United States — 0.0%
Occidental Petroleum Corp. (Expires 08/03/27)(a)	26,047	$145,863

Total Warrants — 0.0% (Cost: $0)		145,863

Short-Term Investments

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(g)(h)(i)	248,662,085	248,935,613
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(g)(h)	19,200,000	19,200,000

		268,135,613

Total Short-Term Investments — 2.2% (Cost: $267,913,023)		268,135,613

Total Investments in Securities — 101.7% (Cost: $10,644,053,106)		12,239,986,030

Other Assets, Less Liabilities — (1.7)%		(206,970,000)

Net Assets — 100.0%		$12,033,016,030

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Rounds to less than $1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$107,791,245	$140,997,109	(a)	$—	$(32,488)	$179,747	$248,935,613	248,662,085	$1,885,974	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	13,200,000	6,000,000	(a)	—	—	—	19,200,000	19,200,000	185,377		—
BlackRock Inc.	12,465,075	8,995,479		(4,734,024)	1,181,611	2,903,771	20,811,912	36,194	387,349		—
iShares MSCI India ETF	104,507,898	33,229,164		(26,776,985)	(2,959,671)	2,802,456	110,802,862	3,469,094	374,983		—

					$(1,810,548)	$5,885,974	$399,750,387		$2,833,683		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	167	09/18/20	$15,144	$(4,653)
MSCI Emerging Markets E-Mini Index	129	09/18/20	6,897	381,080
S&P 500 E-Mini Index	203	09/18/20	33,124	1,628,772

				$2,005,199

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,009,852

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$4,653

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$3,520,287

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,890,650

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$39,356,588

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$11,805,177,577	$397,922	$1,642,139	$11,807,217,638
Investment Companies	110,802,862	—	—	110,802,862
Preferred Stocks	53,354,604	—	—	53,354,604
Rights	329,450	—	—	329,450
Warrants	145,863	—	—	145,863
Money Market Funds	268,135,613	—	—	268,135,613

	$12,237,945,969	$397,922	$1,642,139	$12,239,986,030

Derivative financial instruments(a)
Assets
Futures Contracts	$2,009,852	$—	$—	$2,009,852
Liabilities
Futures Contracts	(4,653)	—	—	(4,653)

	$2,005,199	$—	$—	$2,005,199

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.8%
Afterpay Ltd.(a)	2,584	$127,013
AMP Ltd.(a)	77,180	81,087
Ampol Ltd.	10,608	199,926
APA Group	5,440	42,914
Aristocrat Leisure Ltd.	6,800	127,670
ASX Ltd.	1,360	80,611
Australia & New Zealand Banking Group Ltd.	25,160	324,061
Brambles Ltd.	19,584	151,402
Cochlear Ltd.	408	55,658
Coles Group Ltd.	10,200	132,912
Commonwealth Bank of Australia	17,760	906,845
Computershare Ltd.	9,112	87,761
Crown Resorts Ltd.	10,200	65,469
CSL Ltd.	4,216	816,649
Dexus	17,612	107,485
Evolution Mining Ltd.	15,708	66,463
Fortescue Metals Group Ltd.	32,082	400,563
Goodman Group	19,040	231,171
GPT Group (The)	21,828	60,737
Insurance Australia Group Ltd.	35,564	129,819
James Hardie Industries PLC	5,576	115,846
Lendlease Corp. Ltd.	10,268	83,578
Macquarie Group Ltd.	4,284	379,395
Magellan Financial Group Ltd.	1,360	59,651
Medibank Pvt Ltd.	19,856	40,156
Mirvac Group	65,552	98,252
National Australia Bank Ltd.	22,304	282,477
Newcrest Mining Ltd.	7,820	197,294
Northern Star Resources Ltd.	9,112	101,026
QBE Insurance Group Ltd.	13,940	99,071
Ramsay Health Care Ltd.	1,020	45,338
Scentre Group	63,376	92,718
Seek Ltd.	9,180	142,663
Sonic Healthcare Ltd.	1,768	40,700
Stockland	42,024	96,139
Suncorp Group Ltd.	18,428	112,994
Sydney Airport	20,468	76,769
Tabcorp Holdings Ltd.	31,552	80,554
Telstra Corp. Ltd.	27,268	65,510
Transurban Group	32,164	318,547
Treasury Wine Estates Ltd.	15,572	120,609
Vicinity Centres	40,800	38,184
Westpac Banking Corp.	33,270	407,760
Woolworths Group Ltd.	10,404	288,600

		7,580,047

Austria — 0.1%
Erste Group Bank AG(a)	3,060	68,389
Raiffeisen Bank International AG	3,461	59,548
Verbund AG	5,100	268,609

		396,546

Belgium — 0.2%
Anheuser-Busch InBev SA/NV	6,528	356,017
Elia Group SA/NV	816	88,965
Galapagos NV(a)	408	76,036
Groupe Bruxelles Lambert SA	1,235	107,660
UCB SA	748	96,279
Umicore SA	3,128	147,732

		872,689

Security	Shares	Value

Brazil — 0.5%
Ambev SA	61,201	$163,413
B3 SA - Brasil, Bolsa, Balcao	27,200	331,470
Banco Bradesco SA	1,651	6,574
Banco do Brasil SA	13,600	87,727
BB Seguridade Participacoes SA	13,600	72,705
CCR SA	34,000	97,706
Cielo SA	27,236	28,095
Cogna Educacao	20,900	33,242
Localiza Rent a Car SA	14,350	140,363
Lojas Renner SA	13,650	107,846
Magazine Luiza SA	6,800	105,426
Natura & Co. Holding SA	13,600	122,891
Notre Dame Intermedica Participacoes SA	6,800	87,204
Suzano SA(a)	6,800	54,862
Ultrapar Participacoes SA	27,202	98,968
Vale SA	47,601	555,123
WEG SA	6,800	87,975

		2,181,590

Canada — 3.2%
Agnico Eagle Mines Ltd.	3,468	275,395
Algonquin Power & Utilities Corp.	3,536	48,783
Alimentation Couche-Tard Inc., Class B	11,016	382,825
B2Gold Corp.	16,796	116,362
Bank of Montreal	5,508	301,326
Bank of Nova Scotia (The)	12,716	522,215
Barrick Gold Corp.	15,028	434,292
Bausch Health Companies Inc.(a)	3,128	57,189
BCE Inc.	4,216	176,760
BlackBerry Ltd.(a)	14,212	67,373
Brookfield Asset Management Inc., Class A	12,961	418,584
CAE Inc.	2,788	41,607
Cameco Corp.	16,048	163,176
Canadian Imperial Bank of Commerce	4,556	315,400
Canadian National Railway Co.	5,984	584,507
Canadian Pacific Railway Ltd.	884	243,105
Canadian Tire Corp. Ltd., Class A, NVS	1,088	100,304
Canopy Growth Corp.(a)(b)	3,332	60,844
CCL Industries Inc., Class B, NVS	4,012	133,464
CGI Inc.(a)	1,836	131,131
Constellation Software Inc.	272	321,723
Cronos Group Inc.(a)(b)	68	446
Dollarama Inc.	3,400	124,324
Enbridge Inc.	20,545	657,532
Fairfax Financial Holdings Ltd.	408	127,831
First Quantum Minerals Ltd.	23,392	197,684
Franco-Nevada Corp.	2,788	445,622
George Weston Ltd.	2,992	225,980
Hydro One Ltd.(c)	14,960	318,745
Intact Financial Corp.	1,020	111,358
Inter Pipeline Ltd.	18,768	175,840
Keyera Corp.	5,236	79,586
Kinross Gold Corp.(a)	10,064	93,916
Kirkland Lake Gold Ltd.	3,400	185,674
Loblaw Companies Ltd.	2,108	109,358
Lundin Mining Corp.	38,148	213,595
Manulife Financial Corp.	10,064	134,863
Metro Inc.	4,148	181,961
National Bank of Canada	1,428	67,418
Open Text Corp.	5,100	229,548
Pan American Silver Corp.	4,556	170,233

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Pembina Pipeline Corp.	17,136	$416,407
Power Corp. of Canada	5,363	95,169
Restaurant Brands International Inc.	3,400	192,019
RioCan REIT	7,684	85,817
Rogers Communications Inc., Class B, NVS	3,808	155,504
Royal Bank of Canada	12,648	872,471
Shaw Communications Inc., Class B, NVS	9,180	167,906
Shopify Inc., Class A(a)	884	903,983
SmartCentres Real Estate Investment Trust	4,556	68,978
Sun Life Financial Inc.	4,012	156,377
TC Energy Corp.	6,392	291,326
TELUS Corp.	4,080	70,756
Thomson Reuters Corp.	3,808	265,693
Toronto-Dominion Bank (The)	15,059	666,328
Wheaton Precious Metals Corp.	6,868	372,600
WSP Global Inc.	2,040	128,096
Yamana Gold Inc.	13,940	90,540

		13,747,849

Chile — 0.1%
Aguas Andinas SA, Class A	255,272	89,760
Cencosud SA	50,184	87,453
Falabella SA	26,018	92,812

		270,025

China — 5.0%
360 Security Technology Inc., Class A	6,800	18,927
Agricultural Bank of China Ltd., Class H	544,000	193,027
Alibaba Group Holding Ltd., ADR(a)	16,116	4,045,438
Baidu Inc., ADR(a)(b)	2,380	284,172
Bank of China Ltd., Class H	952,000	319,372
Bank of Communications Co. Ltd., Class A	54,400	37,113
Bank of Communications Co. Ltd., Class H	204,000	113,184
Bank of Jiangsu Co. Ltd., Class A	27,295	23,668
Bank of Nanjing Co. Ltd., Class A	27,200	30,251
Bank of Ningbo Co. Ltd., Class A	6,800	28,234
China Cinda Asset Management Co. Ltd., Class H	272,000	51,240
China CITIC Bank Corp. Ltd., Class H	136,000	59,312
China Conch Venture Holdings Ltd.	34,000	146,087
China Construction Bank Corp., Class H	958,000	702,103
China Everbright Bank Co. Ltd., Class A	190,400	103,151
China Gas Holdings Ltd.	27,200	81,773
China Jushi Co. Ltd., Class A	13,600	26,977
China Life Insurance Co. Ltd., Class H	136,000	313,406
China Merchants Bank Co. Ltd., Class A	20,400	101,748
China Merchants Bank Co. Ltd., Class H	34,000	158,589
China Minsheng Banking Corp. Ltd., Class A	102,000	80,989
China Mobile Ltd.	68,000	465,898
China Molybdenum Co. Ltd., Class H	204,000	82,651
China National Nuclear Power Co. Ltd., Class A	333,898	207,692
China Northern Rare Earth Group High-Tech Co. Ltd., Class A(a)	13,600	24,189
China Oilfield Services Ltd., Class H	148,000	115,151
China Overseas Land & Investment Ltd.	34,000	103,533
China Pacific Insurance Group Co. Ltd., Class A	13,600	57,521
China Telecom Corp. Ltd., Class H	136,000	40,536
China Tower Corp. Ltd., Class H(c)	544,000	98,970
China Unicom Hong Kong Ltd.	136,000	75,807
China Vanke Co. Ltd., Class A	6,800	26,158
China Vanke Co. Ltd., Class H	21,100	66,429
China Yangtze Power Co. Ltd., Class A	68,000	179,033

Security	Shares	Value

China (continued)
Chongqing Rural Commercial Bank Co. Ltd., Class H	136,000	$55,101
Country Garden Holdings Co. Ltd.	68,000	87,301
ENN Energy Holdings Ltd.	20,400	247,163
Foshan Haitian Flavouring & Food Co. Ltd., Class A	8,440	181,544
Fosun International Ltd.	68,000	77,474
Ganfeng Lithium Co. Ltd., Class A	13,600	109,077
Geely Automobile Holdings Ltd.	68,000	143,016
Great Wall Motor Co. Ltd., Class H	74,000	72,279
Gree Electric Appliances Inc. of Zhuhai, Class A	6,800	55,464
Guangzhou Baiyun International Airport Co. Ltd., Class A	6,800	13,839
Guotai Junan Securities Co. Ltd., Class A	13,600	36,021
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	6,800	36,050
Hangzhou Robam Appliances Co. Ltd., Class A	6,800	37,356
Henan Shuanghui Investment & Development Co. Ltd., Class A	6,800	53,242
Huazhu Group Ltd., ADR	3,400	116,722
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	6,800	24,677
Hutchison China MediTech Ltd., ADR(a)	3,264	88,520
Iflytek Co. Ltd., Class A	6,800	35,690
Industrial & Commercial Bank of China Ltd., Class H	612,000	361,663
Industrial Bank Co. Ltd., Class A	56,798	127,480
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	13,600	71,399
iQIYI Inc., ADR(a)(b)	3,604	76,044
JD.com Inc., ADR(a)	7,820	498,838
Jiangsu Expressway Co. Ltd., Class H	136,000	145,823
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	6,800	131,619
Jinduicheng Molybdenum Co. Ltd., Class A	20,400	19,443
JOYY Inc.(a)(b)	1,224	97,700
Li Ning Co. Ltd.	34,000	109,455
Meituan Dianping, Class B(a)	27,200	673,490
Muyuan Foodstuff Co. Ltd., Class A	12,540	164,414
NetEase Inc., ADR	1,004	460,254
New Oriental Education & Technology Group Inc., ADR(a)	1,836	257,407
NIO Inc., ADR(a)	15,096	180,246
People’s Insurance Co. Group of China Ltd. (The), Class H	204,000	66,331
PICC Property & Casualty Co. Ltd., Class H	136,000	107,393
Pinduoduo Inc., ADR(a)(b)	2,448	224,726
Ping An Healthcare and Technology Co. Ltd.(a)(c)	6,800	116,167
Ping An Insurance Group Co. of China Ltd., Class A	6,800	73,972
Ping An Insurance Group Co. of China Ltd., Class H	68,000	720,343
Postal Savings Bank of China Co. Ltd., Class H(c)	136,000	74,930
Sany Heavy Industry Co. Ltd., Class A	27,200	82,295
Semiconductor Manufacturing International Corp.(a)	34,000	130,951
SF Holding Co. Ltd., Class A	13,600	138,237
Shanghai International Airport Co. Ltd., Class A	6,800	66,204
Shanghai International Port Group Co. Ltd., Class A	40,999	26,501
Shenzhen International Holdings Ltd.	34,000	55,451
Shenzhou International Group Holdings Ltd.	20,400	243,478
Sichuan Chuantou Energy Co. Ltd., Class A	61,200	83,767
Sino Biopharmaceutical Ltd.	273,000	355,771
Sunny Optical Technology Group Co. Ltd.	6,800	128,012
Suofeiya Home Collection Co. Ltd., Class A	6,800	22,377
TAL Education Group, ADR(a)	3,876	302,987
Tencent Holdings Ltd.	54,400	3,748,239
Tencent Music Entertainment Group, ADR(a)(b)	5,100	82,314
Tianqi Lithium Corp., Class A(a)	9,050	32,816
Trip.com Group Ltd., ADR(a)	4,964	135,021
Vipshop Holdings Ltd., ADR(a)	6,256	142,449
Want Want China Holdings Ltd.	68,000	50,275
Wens Foodstuffs Group Co. Ltd., Class A	28,840	98,169

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Wuliangye Yibin Co. Ltd., Class A	6,800	$211,975
Xiaomi Corp., Class B(a)(c)	95,200	182,042
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	20,400	91,632
Yintai Gold Co. Ltd., Class A	13,600	36,645
Yum China Holdings Inc.	3,903	199,990
Zai Lab Ltd., ADR(a)	1,360	103,510
Zhejiang Expressway Co. Ltd., Class H	136,000	101,076
Zhejiang Semir Garment Co. Ltd., Class A	13,600	14,482
ZTO Express Cayman Inc., ADR	5,100	188,955

		21,747,623

Colombia — 0.1%
Ecopetrol SA	257,176	143,476
Grupo de Inversiones Suramericana SA	38,828	202,037
Interconexion Electrica SA ESP	27,200	140,073

		485,586

Denmark — 0.6%
Ambu A/S, Series B	1,564	54,603
Carlsberg AS, Class B	740	109,027
Chr Hansen Holding A/S	1,360	154,814
Coloplast A/S, Class B	748	127,781
Danske Bank A/S(a)	8,432	136,012
Genmab A/S(a)	612	209,776
Novo Nordisk A/S, Class B	16,252	1,075,700
Novozymes A/S, Class B	3,646	218,460
Orsted A/S(c)	1,836	262,633
Pandora A/S	1,360	86,389
Vestas Wind Systems A/S	2,108	271,689

		2,706,884

Finland — 0.4%
Elisa OYJ	2,040	121,725
Kone OYJ, Class B	3,279	260,717
Neste OYJ	9,656	443,940
Nokia OYJ	43,928	210,896
Nordea Bank Abp(a)	28,424	220,105
Orion OYJ, Class B	1,292	56,559
Sampo OYJ, Class A	3,876	140,572
Wartsila OYJ Abp	11,152	93,366

		1,547,880

France — 2.7%
Aeroports de Paris	816	77,194
Airbus SE(a)	5,712	418,843
Alstom SA(a)	2,584	144,315
Amundi SA(a)(c)	1,088	82,726
Atos SE(a)	2,040	174,650
AXA SA	17,408	347,145
BioMerieux	408	66,338
BNP Paribas SA(a)	8,636	348,385
Bureau Veritas SA(a)	4,488	98,313
Capgemini SE	1,972	255,342
CNP Assurances(a)	5,508	66,370
Danone SA	6,392	427,360
Dassault Aviation SA(a)	68	56,689
Dassault Systemes SE	1,156	210,650
Edenred	1,869	93,111
Eiffage SA(a)	340	29,752
EssilorLuxottica SA(a)	3,027	401,612
Eurofins Scientific SE(a)	68	44,370
Gecina SA	609	78,856
Getlink SE(a)	8,908	134,094

Security	Shares	Value

France (continued)
Hermes International	408	$331,064
ICADE	952	63,041
Iliad SA	340	66,901
Ingenico Group SA(a)	952	153,269
Ipsen SA	612	59,125
Kering SA	748	426,113
Klepierre SA	3,604	62,179
Legrand SA	3,468	268,528
L’Oreal SA	2,585	865,064
LVMH Moet Hennessy Louis Vuitton SE	1,972	855,221
Natixis SA(a)	20,876	50,729
Orange SA	10,200	119,554
Pernod Ricard SA	2,516	434,375
Peugeot SA(a)	4,964	80,066
Publicis Groupe SA	1,496	48,206
Remy Cointreau SA	612	98,349
Renault SA(a)	2,992	70,955
Safran SA(a)	3,060	323,634
Sanofi	10,540	1,103,647
Sartorius Stedim Biotech	272	84,913
Schneider Electric SE	5,586	648,919
SCOR SE(a)	1,532	39,493
Societe Generale SA(a)(b)	10,608	162,871
Sodexo SA	1,564	107,785
STMicroelectronics NV	7,412	208,687
Teleperformance	544	159,083
Thales SA	1,292	93,745
Ubisoft Entertainment SA(a)	1,224	102,445
Unibail-Rodamco-Westfield(b)	2,084	109,712
Vinci SA	6,732	579,531
Vivendi SA	9,248	244,961
Worldline SA(a)(c)	1,156	99,406

		11,677,686

Germany — 2.2%
adidas AG(a)	1,632	451,389
Allianz SE, Registered	3,876	807,681
Aroundtown SA(a)	9,248	55,860
BASF SE	2,530	140,043
Bayer AG, Registered	8,092	538,149
Bayerische Motoren Werke AG	4,964	321,085
Beiersdorf AG	1,020	122,002
Continental AG	1,020	99,580
Daimler AG, Registered	11,356	502,225
Delivery Hero SE(a)(c)	1,292	149,357
Deutsche Bank AG, Registered(a)	20,876	187,390
Deutsche Boerse AG	1,360	248,628
Deutsche Post AG, Registered(a)	4,556	184,575
Deutsche Telekom AG, Registered	23,936	400,931
Deutsche Wohnen SE	3,536	172,270
Fraport AG Frankfurt Airport Services Worldwide(a)	1,700	66,378
Fresenius Medical Care AG & Co. KGaA(a)	2,176	192,006
Fresenius SE & Co. KGaA(a)	4,284	214,133
GEA Group AG	2,312	83,741
Infineon Technologies AG	14,552	363,599
KION Group AG	680	52,427
Merck KGaA	1,020	130,324
MTU Aero Engines AG(a)	612	106,274
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	1,760	467,854
Puma SE(a)	1,118	87,043

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
SAP SE	9,588	$1,516,772
Siemens AG, Registered	7,480	958,101
Siemens Healthineers AG(c)	1,700	88,360
Symrise AG	2,924	366,682
Telefonica Deutschland Holding AG	32,164	88,429
United Internet AG, Registered(d)	1,836	83,521
Vonovia SE	4,692	306,155
Zalando SE(a)(c)	1,768	128,032

		9,680,996

Greece — 0.0%
OPAP SA	5,625	50,751

Hong Kong — 0.8%
AIA Group Ltd.	122,400	1,106,309
BeiGene Ltd., ADR(a)	476	99,484
BOC Hong Kong Holdings Ltd.	34,000	94,759
Budweiser Brewing Co. APAC Ltd.(c)	27,200	98,619
CK Asset Holdings Ltd.	34,000	188,860
Hang Seng Bank Ltd.	6,800	106,955
Hong Kong & China Gas Co. Ltd.	168,936	242,390
Hong Kong Exchanges & Clearing Ltd.	10,500	501,548
Hongkong Land Holdings Ltd.(b)	20,400	77,316
Jardine Strategic Holdings Ltd.	6,800	137,360
Link REIT	27,200	211,102
Melco Resorts & Entertainment Ltd., ADR	5,848	96,258
MTR Corp. Ltd.	34,000	168,899
Power Assets Holdings Ltd.	34,000	189,298
Swire Properties Ltd.	27,200	62,822

		3,381,979

India — 1.0%
Adani Ports & Special Economic Zone Ltd.	2,720	11,460
Asian Paints Ltd.	6,460	148,132
Axis Bank Ltd.	16,116	92,985
Bajaj Auto Ltd.	1,632	65,552
Bandhan Bank Ltd.(c)	8,704	40,150
Bharti Airtel Ltd.(a)	26,860	199,208
Dabur India Ltd.	26,150	179,507
DLF Ltd.	20,400	38,489
Godrej Consumer Products Ltd.	5,100	47,164
HCL Technologies Ltd.	14,144	133,325
HDFC Life Insurance Co. Ltd.(a)(c)	5,100	42,750
Hero MotoCorp Ltd.	1,360	48,656
Hindustan Unilever Ltd.	7,004	206,892
Housing Development Finance Corp. Ltd.	11,560	275,346
ICICI Bank Ltd.(a)	12,351	57,254
ICICI Bank Ltd., ADR, NVS(a)	13,056	122,596
Infosys Ltd.	47,921	618,769
Infosys Ltd., ADR	1,904	24,466
ITC Ltd.	52,836	137,118
Lupin Ltd.	5,100	63,163
Mahindra & Mahindra Ltd., GDR	2,448	19,584
Maruti Suzuki India Ltd.	952	79,694
Nestle India Ltd.	675	149,073
Petronet LNG Ltd.	47,396	157,021
REC Ltd.	68	91
Reliance Industries Ltd.	23,052	636,936
SBI Life Insurance Co. Ltd.(a)(c)	5,100	62,229
Sun Pharmaceutical Industries Ltd.	7,140	50,745
Tata Consultancy Services Ltd.	8,725	266,068
Tata Motors Ltd.(a)	42,775	59,835

Security	Shares	Value

India (continued)
Tech Mahindra Ltd.	6,052	$55,142
Titan Co. Ltd.	4,148	57,843
United Spirits Ltd.(a)	5,100	39,621
Wipro Ltd.	5,100	19,153
Wipro Ltd., ADR	14,148	61,119
Zee Entertainment Enterprises Ltd.	68	126

		4,267,262

Indonesia — 0.2%
Astra International Tbk PT	231,200	81,553
Bank Central Asia Tbk PT	34,000	72,658
Bank Mandiri Persero Tbk PT	224,400	89,145
Bank Rakyat Indonesia Persero Tbk PT	448,800	97,137
Barito Pacific Tbk PT(a)	646,000	42,034
Charoen Pokphand Indonesia Tbk PT	149,600	63,785
Gudang Garam Tbk PT	20,400	69,828
Hanjaya Mandala Sampoerna Tbk PT	720,800	84,176
Telekomunikasi Indonesia Persero Tbk PT	652,800	136,373
Unilever Indonesia Tbk PT	170,000	97,808

		834,497

Ireland — 0.4%
Flutter Entertainment PLC(a)	255	38,702
Flutter Entertainment PLC(a)	848	127,661
Kerry Group PLC, Class A	1,564	207,136
Linde PLC	3,876	950,047
Steris PLC	408	65,129
Trane Technologies PLC	2,584	289,072

		1,677,747

Israel — 0.3%
Azrieli Group Ltd.	1,496	71,673
Bank Hapoalim BM	14,076	83,780
Bank Leumi Le-Israel BM	12,047	60,337
Check Point Software Technologies Ltd.(a)	1,360	170,476
Elbit Systems Ltd.	476	66,876
Isracard Ltd.	0	0	(e)
Israel Discount Bank Ltd., Class A	37,468	113,761
Mizrahi Tefahot Bank Ltd.	4,080	84,208
Nice Ltd.(a)	1,088	221,358
Teva Pharmaceutical Industries Ltd., ADR(a)	14,620	168,715
Wix.com Ltd.(a)	476	138,268

		1,179,452

Italy — 0.5%
Assicurazioni Generali SpA	13,600	203,598
Atlantia SpA(a)	9,724	154,657
CNH Industrial NV(a)	12,648	86,507
DiaSorin SpA	204	40,044
Ferrari NV	1,564	279,911
Intesa Sanpaolo SpA(a)	147,288	297,340
Mediobanca Banca di Credito Finanziario SpA	11,220	89,928
Moncler SpA(a)	2,584	99,612
Nexi SpA(a)(c)	3,740	67,068
Poste Italiane SpA(c)	11,492	105,344
Recordati SpA	816	43,653
Snam SpA	66,708	354,970
Terna Rete Elettrica Nazionale SpA	38,148	284,464
UniCredit SpA(a)	17,000	155,211

		2,262,307

Japan — 6.5%
Alfresa Holdings Corp.	21,200	433,504
Amada Co. Ltd.	6,800	45,599

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Astellas Pharma Inc.	21,000	$327,722
Canon Inc.	13,600	215,583
Chiba Bank Ltd. (The)	13,600	61,999
Concordia Financial Group Ltd.	27,200	80,008
Dai-ichi Life Holdings Inc.	13,600	158,214
Daiichi Sankyo Co. Ltd.	6,800	595,426
Daiwa House Industry Co. Ltd.	6,800	149,982
Daiwa Securities Group Inc.	34,000	149,210
Denso Corp.	6,800	248,770
Dentsu Group Inc.	6,800	151,011
East Japan Railway Co.	1,100	63,162
FANUC Corp.	2,200	368,401
Hitachi Ltd.	6,800	201,177
Honda Motor Co. Ltd.	13,600	324,661
Hoya Corp.	6,800	670,160
Hulic Co. Ltd.	6,800	58,269
Iida Group Holdings Co. Ltd.	13,600	209,409
Isuzu Motors Ltd.	13,600	110,557
ITOCHU Corp.	27,200	591,696
Japan Post Holdings Co. Ltd.	20,400	138,399
Japan Tobacco Inc.	13,600	233,077
JGC Holdings Corp.	6,800	68,431
Kajima Corp.	13,600	148,696
Kansai Paint Co. Ltd.	11,200	215,038
Kao Corp.	6,800	491,108
KDDI Corp.	20,400	628,805
Keikyu Corp.	6,800	88,433
Keisei Electric Railway Co. Ltd.	6,800	165,096
Keyence Corp.	1,800	752,823
Kirin Holdings Co. Ltd.	13,600	261,632
Koito Manufacturing Co. Ltd.	6,800	265,298
Komatsu Ltd.	6,800	132,874
Kubota Corp.	13,600	193,394
Kyocera Corp.	6,800	375,855
M3 Inc.	6,800	346,013
Marubeni Corp.	40,800	187,156
Mebuki Financial Group Inc.	27,200	60,199
Medipal Holdings Corp.	13,600	250,056
Mitsubishi Corp.	20,400	408,945
Mitsubishi Electric Corp.	27,200	352,574
Mitsubishi Estate Co. Ltd.	13,600	195,388
Mitsubishi Heavy Industries Ltd.	6,800	157,346
Mitsubishi Motors Corp.	20,400	39,747
Mitsubishi UFJ Financial Group Inc.	122,400	455,194
Mitsubishi UFJ Lease & Finance Co. Ltd.	20,400	85,860
Mitsui & Co. Ltd.	61,200	911,083
Mitsui Fudosan Co. Ltd.	6,800	105,991
Mizuho Financial Group Inc.	319,600	385,708
MS&AD Insurance Group Holdings Inc.	6,800	169,534
Murata Manufacturing Co. Ltd.	6,800	425,056
Nexon Co. Ltd.	6,800	175,579
Nikon Corp.	6,800	47,207
Nippon Paint Holdings Co. Ltd.	6,800	461,780
Nippon Telegraph & Telephone Corp.	13,600	314,306
Nomura Holdings Inc.	61,200	283,454
NTT Data Corp.	13,600	153,198
NTT Docomo Inc.	13,600	373,990
Obayashi Corp.	20,400	180,982
Olympus Corp.	13,600	242,274
Omron Corp.	6,800	484,290

Security	Shares	Value

Japan (continued)
ORIX Corp.	20,400	$219,185
Otsuka Holdings Co. Ltd.	6,800	281,056
Panasonic Corp.	20,400	173,650
Rakuten Inc.	20,400	186,191
Recruit Holdings Co. Ltd.	13,600	420,361
Resona Holdings Inc.	54,400	176,891
Ricoh Co. Ltd.	13,600	86,825
Santen Pharmaceutical Co. Ltd.	6,800	114,480
SBI Holdings Inc.	6,800	141,943
Sega Sammy Holdings Inc.	6,800	76,470
Sekisui House Ltd.	6,800	123,356
Seven & i Holdings Co. Ltd.	6,800	206,193
Shimizu Corp.	20,400	145,866
Shin-Etsu Chemical Co. Ltd.	6,800	789,464
Shinsei Bank Ltd.	6,800	76,406
Shiseido Co. Ltd.	6,800	376,241
Shizuoka Bank Ltd. (The)	13,600	87,983
SMC Corp.	600	312,513
Softbank Corp.	13,600	181,946
SoftBank Group Corp.	13,600	848,312
Sompo Holdings Inc.	6,800	222,208
Sony Corp.	13,600	1,038,812
Subaru Corp.	6,800	128,276
Sumitomo Corp.	27,200	300,993
Sumitomo Mitsui Financial Group Inc.	13,600	360,163
Sumitomo Mitsui Trust Holdings Inc.	6,800	174,293
T&D Holdings Inc.	6,800	55,504
Taisei Corp.	6,800	232,819
Takeda Pharmaceutical Co. Ltd.	16,375	581,713
Terumo Corp.	13,600	511,302
Tokio Marine Holdings Inc.	6,800	285,300
Toshiba Corp.	6,800	205,807
Toyota Industries Corp.	6,800	343,441
Toyota Motor Corp.	20,400	1,199,535
Toyota Tsusho Corp.	6,800	170,949
Unicharm Corp.	6,800	306,010
Yokogawa Electric Corp.	6,800	103,097
Z Holdings Corp.	40,800	214,940

		28,086,883

Malaysia — 0.2%
AMMB Holdings Bhd	68,000	46,509
CIMB Group Holdings Bhd	61,200	51,818
Dialog Group Bhd	251,600	224,897
IHH Healthcare Bhd	47,600	60,623
Malayan Banking Bhd	47,600	86,107
Petronas Dagangan Bhd	27,200	137,925
PPB Group Bhd	49,420	229,616
Public Bank Bhd	20,400	81,792

		919,287

Mexico — 0.2%
America Movil SAB de CV, Series L, NVS	210,801	132,890
Coca-Cola Femsa SAB de CV	13,600	56,332
Fibra Uno Administracion SA de CV	81,600	66,002
Fomento Economico Mexicano SAB de CV	13,600	83,689
Grupo Aeroportuario del Pacifico SAB de CV, Series B, Class B	6,800	45,267
Grupo Aeroportuario del Sureste SAB de CV, Class B	5,440	54,224
Grupo Financiero Banorte SAB de CV, Class O	27,401	98,654
Promotora y Operadora de Infraestructura SAB de CV(a)	5,465	40,234

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Wal-Mart de Mexico SAB de CV	54,400	$128,033

		705,325

Netherlands — 1.3%
Adyen NV(a)(c)	68	113,941
Aegon NV	28,084	83,222
AerCap Holdings NV(a)	3,128	84,237
Akzo Nobel NV	1,700	160,297
ASML Holding NV	4,012	1,421,834
Davide Campari-Milano NV	16,320	164,287
Heineken NV	2,380	231,452
ING Groep NV	24,208	168,779
Just Eat Takeaway.com NV(a)(c)	952	103,298
Koninklijke Ahold Delhaize NV	5,304	153,475
Koninklijke DSM NV	2,040	312,634
Koninklijke Philips NV(a)	7,701	399,681
Koninklijke Vopak NV	2,244	122,991
NN Group NV	1,156	42,376
NXP Semiconductors NV	2,991	351,532
Prosus NV(a)	4,080	396,100
QIAGEN NV(a)	2,652	132,245
Randstad NV	1,836	88,276
Unilever NV	13,328	789,279
Wolters Kluwer NV	2,448	193,544

		5,513,480

New Zealand — 0.1%
a2 Milk Co. Ltd.(a)	5,100	70,801
Fisher & Paykel Healthcare Corp. Ltd.	3,536	84,798
Meridian Energy Ltd.	70,448	228,075

		383,674

Norway — 0.3%
DNB ASA(a)	22,100	337,263
Gjensidige Forsikring ASA(a)	8,908	182,892
Mowi ASA	14,136	255,041
Orkla ASA	22,486	221,669
Schibsted ASA, Class B(a)	4,420	145,664
Telenor ASA	8,976	139,254

		1,281,783

Peru — 0.1%
Credicorp Ltd.	272	34,590
Southern Copper Corp	6,800	297,228

		331,818

Philippines — 0.0%
Ayala Land Inc.	142,800	96,761
BDO Unibank Inc.	32,660	58,483
International Container Terminal Services Inc.	32,090	63,012
Jollibee Foods Corp.	4,650	12,774
SM Prime Holdings Inc.	1,800	1,099

		232,129

Poland — 0.1%
Bank Polska Kasa Opieki SA(a)	4,080	55,302
CD Projekt SA(a)	1,564	168,485
Powszechna Kasa Oszczednosci Bank Polski SA(a)	51,470	299,994
Powszechny Zaklad Ubezpieczen SA	9,656	69,917

		593,698

Portugal — 0.0%
Galp Energia SGPS SA	8,840	93,034

Security	Shares	Value

Qatar — 0.1%
Barwa Real Estate Co.	240,040	$207,377
Industries Qatar QSC	33,660	71,850
Mesaieed Petrochemical Holding Co.	345,181	196,452
Qatar National Bank QPSC	8,364	41,095

		516,774

Russia — 0.3%
Alrosa PJSC	84,910	78,157
Magnit PJSC, GDR(d)	9,108	135,072
Mobile TeleSystems PJSC, ADR	18,215	161,385
Moscow Exchange MICEX-RTS PJSC	117,110	209,910
Polymetal International PLC	6,363	159,185
Polyus PJSC	328	74,948
Sberbank of Russia PJSC	151,780	452,257
Surgutneftegas PJSC	163,200	81,696
VTB Bank PJSC	490,000	254
X5 Retail Group NV, GDR(d)	2,720	101,891

		1,454,755

Saudi Arabia — 0.4%
Abdullah Al Othaim Markets Co.	2,244	70,843
Al Rajhi Bank	9,996	156,987
Alinma Bank(a)	68	266
Almarai Co. JSC	6,596	94,269
Arab National Bank	15,640	80,902
Bank AlBilad	12,648	79,320
Bank Al-Jazira	5,100	16,291
Banque Saudi Fransi	10,200	81,999
Dar Al Arkan Real Estate Development Co.(a)	25,364	49,099
Emaar Economic City(a)	44,948	85,093
Etihad Etisalat Co.(a)	8,432	61,491
National Commercial Bank	18,020	174,415
Riyad Bank	18,836	85,079
Samba Financial Group	22,100	152,032
Saudi Arabian Fertilizer Co.	4,964	103,240
Saudi Arabian Mining Co.(a)	5,100	49,159
Saudi British Bank (The)	15,300	98,889
Saudi Telecom Co.	6,052	156,851
Yanbu National Petrochemical Co.	8,908	123,036

		1,719,261

Singapore — 0.3%
Ascendas REIT	38,800	100,162
City Developments Ltd.	20,400	121,689
DBS Group Holdings Ltd.	13,600	196,071
Genting Singapore Ltd.	142,800	76,539
Oversea-Chinese Banking Corp. Ltd.	31,100	194,134
Singapore Technologies Engineering Ltd.	40,800	97,291
Singapore Telecommunications Ltd.	81,600	147,574
United Overseas Bank Ltd.	5,100	72,113
UOL Group Ltd.	20,400	98,482
Yangzijiang Shipbuilding Holdings Ltd.	68,000	45,373

		1,149,428

South Africa — 0.5%
Anglo American Platinum Ltd.	816	62,492
Bidvest Group Ltd. (The)	5,100	39,509
Clicks Group Ltd.	3,536	47,400
Discovery Ltd.	10,200	66,386
FirstRand Ltd.	73,290	167,077
Gold Fields Ltd.	6,800	88,866
Growthpoint Properties Ltd.	88,672	69,204
Kumba Iron Ore Ltd.	3,672	118,600

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
MTN Group Ltd.	16,660	$57,859
Naspers Ltd., Class N	4,080	754,098
Nedbank Group Ltd.	6,345	39,116
NEPI Rockcastle PLC	11,832	61,833
Old Mutual Ltd.	83,776	56,429
Rand Merchant Investment Holdings Ltd.	30,600	57,161
Reinet Investments SCA	4,216	80,194
Sanlam Ltd.	32,912	117,529
Standard Bank Group Ltd.	14,348	91,512

		1,975,265

South Korea — 1.4%
Amorepacific Corp.	612	85,271
BNK Financial Group Inc.	22,848	98,572
Celltrion Healthcare Co. Ltd.(a)	1,156	91,692
Celltrion Inc.(a)	925	230,202
CJ ENM Co. Ltd.	816	78,833
Coway Co. Ltd.	1,020	65,666
Daelim Industrial Co. Ltd.	1,564	109,876
Daewoo Engineering & Construction Co. Ltd.(a)	12,988	38,046
GS Engineering & Construction Corp.	3,468	78,448
Hana Financial Group Inc.	3,288	81,413
HLB Inc.(a)	609	42,733
Hotel Shilla Co. Ltd.	884	52,161
Hyundai Mobis Co. Ltd.	816	140,749
Hyundai Motor Co.	1,020	108,301
Industrial Bank of Korea	952	6,480
Kakao Corp.	476	137,239
Kangwon Land Inc.	5,100	97,814
KB Financial Group Inc.	3,481	102,992
Kia Motors Corp.	1,632	55,341
Korea Aerospace Industries Ltd.	1,757	35,320
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	1,020	76,367
KT&G Corp.	1,904	129,288
LG Household & Health Care Ltd.	136	156,502
Lotte Corp.	1,836	47,772
NAVER Corp.	1,197	302,415
NCSoft Corp.	274	186,515
Samsung Biologics Co. Ltd.(a)(c)	272	167,346
Samsung C&T Corp.	612	54,450
Samsung Electronics Co. Ltd.	43,729	2,125,155
Samsung Engineering Co. Ltd.(a)	6,392	63,845
Samsung Fire & Marine Insurance Co. Ltd.	544	78,308
Samsung Life Insurance Co. Ltd.	2,176	86,846
Samsung SDI Co. Ltd.	476	158,813
Samsung SDS Co. Ltd.	748	104,534
Shinhan Financial Group Co. Ltd.	4,288	108,334
SK Holdings Co. Ltd.	1,156	214,919
SK Hynix Inc.	5,372	373,344
SK Telecom Co. Ltd.	476	88,096

		6,259,998

Spain — 0.7%
Aena SME SA(a)(c)	1,972	257,207
Amadeus IT Group SA	5,304	265,681
Banco Bilbao Vizcaya Argentaria SA	66,117	206,170
Banco Santander SA(a)	147,696	315,873
CaixaBank SA	42,092	90,588
Cellnex Telecom SA(c)	3,875	243,864
Enagas SA	7,009	177,118
Ferrovial SA	7,578	185,851

Security	Shares	Value

Spain (continued)
Grifols SA	3,468	$101,292
Iberdrola SA	9,112	117,662
Iberdrola SA, New	207	2,674
Industria de Diseno Textil SA	11,560	307,842
Mapfre SA	38,488	69,451
Red Electrica Corp. SA	18,334	358,153
Siemens Gamesa Renewable Energy SA	4,828	113,469
Telefonica SA	55,412	232,482

		3,045,377

Sweden — 1.0%
Alfa Laval AB(a)	4,004	94,835
Assa Abloy AB, Class B	13,396	293,614
Atlas Copco AB, Class A	3,539	156,593
Atlas Copco AB, Class B	5,880	227,293
Boliden AB	13,940	379,271
Epiroc AB, Class A	10,064	140,763
Evolution Gaming Group AB(c)	1,632	111,687
Hennes & Mauritz AB, Class B	8,704	135,229
Hexagon AB, Class B(a)	2,788	181,361
Husqvarna AB, Class B	10,200	97,405
ICA Gruppen AB	2,312	113,882
Industrivarden AB, Class C(a)	9,044	222,274
Investor AB, Class B	9,044	534,327
Kinnevik AB, Class B	6,324	221,819
Nibe Industrier AB, Class B(a)	2,788	66,958
Sandvik AB(a)	14,048	261,233
Skandinaviska Enskilda Banken AB, Class A(a)	5,916	57,266
Skanska AB, Class B(a)	4,556	91,965
Svenska Cellulosa AB SCA, Class B(a)	2,448	29,620
Svenska Handelsbanken AB, Class A(a)	7,956	75,320
Swedish Match AB	680	52,338
Telefonaktiebolaget LM Ericsson, Class B	21,080	243,010
Telia Co. AB	25,160	98,062
Volvo AB, Class B(a)	21,828	376,700

		4,262,825

Switzerland — 2.7%
ABB Ltd., Registered	15,368	384,665
Adecco Group AG, Registered	1,836	87,128
Alcon Inc.(a)	3,468	209,673
Cie. Financiere Richemont SA, Registered	4,760	295,636
Credit Suisse Group AG, Registered	4,637	49,515
EMS-Chemie Holding AG, Registered	204	176,372
Geberit AG, Registered	544	300,913
Givaudan SA, Registered	117	483,717
Julius Baer Group Ltd.	1,088	47,840
Kuehne + Nagel International AG, Registered(a)	612	105,554
Lonza Group AG, Registered	544	340,022
Nestle SA, Registered	25,908	3,078,658
Novartis AG, Registered	17,816	1,478,041
Partners Group Holding AG	68	65,870
Roche Holding AG, NVS	6,052	2,102,932
Schindler Holding AG, Participation Certificates, NVS	489	123,903
SGS SA, Registered	68	178,727
Sika AG, Registered	2,040	449,621
Sonova Holding AG, Registered(a)	411	92,889
Straumann Holding AG, Registered	68	66,961
Swatch Group AG (The), Bearer	476	99,941
Swiss Life Holding AG, Registered	136	49,768
Swiss Re AG	2,448	193,106

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Swisscom AG, Registered	204	$108,940
Temenos AG, Registered	1,020	151,369
UBS Group AG, Registered	35,836	421,310
Vifor Pharma AG	680	96,166
Zurich Insurance Group AG	1,088	402,095

		11,641,332

Taiwan — 1.6%
Acer Inc.	68,000	47,121
Cathay Financial Holding Co. Ltd.	212,253	286,921
China Development Financial Holding Corp.	272,000	80,223
China Life Insurance Co. Ltd.	83,892	58,134
Chunghwa Telecom Co. Ltd.	68,000	254,177
CTBC Financial Holding Co. Ltd.	272,400	180,394
Delta Electronics Inc.	68,000	464,251
E.Sun Financial Holding Co. Ltd.	146,936	135,929
Fubon Financial Holding Co. Ltd.	136,000	193,825
Hon Hai Precision Industry Co. Ltd.	105,720	282,935
Mega Financial Holding Co. Ltd.	136,000	150,185
Ruentex Development Co. Ltd.	136,000	235,840
Shin Kong Financial Holding Co. Ltd.(a)	365,439	106,159
SinoPac Financial Holdings Co. Ltd.	340,200	123,680
Synnex Technology International Corp.	136,000	203,342
Taishin Financial Holding Co. Ltd.	368,477	167,921
Taiwan Cooperative Financial Holding Co. Ltd.	68,680	50,172
Taiwan High Speed Rail Corp.	68,000	77,298
Taiwan Mobile Co. Ltd.	68,000	243,732
Taiwan Semiconductor Manufacturing Co. Ltd.	204,000	2,963,082
Tatung Co. Ltd.(a)	68,000	37,140
Uni-President Enterprises Corp.	136,000	331,939
Yuanta Financial Holding Co. Ltd.	340,000	208,913

		6,883,313

Thailand — 0.2%
Airports of Thailand PCL, NVDR	95,200	157,229
Bangkok Bank PCL, Foreign	20,400	65,094
Bangkok Expressway & Metro PCL, NVDR	253,800	72,032
CP ALL PCL, NVDR(a)	74,800	163,717
Energy Absolute PCL, NVDR	68,000	103,038
Kasikornbank PCL, Foreign	27,200	70,655
Krung Thai Bank PCL, NVDR	421,600	133,176
Siam Commercial Bank PCL (The), NVDR	34,000	73,054

		837,995

Turkey — 0.0%
Akbank T.A.S.(a)	43,441	32,614
Aselsan Elektronik Sanayi Ve Ticaret AS	15,300	77,295
TAV Havalimanlari Holding AS	5,304	12,615
Turkiye Is Bankasi AS, Class C(a)	8,003	5,504

		128,028

United Arab Emirates — 0.1%
Aldar Properties PJSC	117,368	55,279
Emaar Properties PJSC(a)	65,280	45,674
Emirates Telecommunications Group Co. PJSC	31,212	141,396

		242,349

United Kingdom — 3.8%
3i Group PLC	17,816	208,020
Amcor PLC(a)	15,300	157,590
Antofagasta PLC	24,110	325,146
Aptiv PLC	2,720	211,480
Ashtead Group PLC	6,460	206,458
AstraZeneca PLC	11,052	1,237,340

Security	Shares	Value

United Kingdom (continued)
Auto Trader Group PLC(c)	11,356	$79,979
Aviva PLC	38,012	131,562
BAE Systems PLC	21,148	136,064
Barclays PLC	151,368	199,783
Barratt Developments PLC	14,892	99,801
Berkeley Group Holdings PLC	2,176	127,206
British American Tobacco PLC	21,288	705,358
British Land Co. PLC (The)	26,792	128,737
BT Group PLC	67,932	87,895
Bunzl PLC	4,012	115,741
Burberry Group PLC	5,712	93,900
Coca-Cola European Partners PLC	2,040	83,987
Compass Group PLC	17,272	238,143
Croda International PLC	2,760	207,569
DCC PLC	1,496	134,146
Diageo PLC	21,964	807,465
Direct Line Insurance Group PLC	56	218
Experian PLC	9,834	345,524
Ferguson PLC	2,856	254,598
Fiat Chrysler Automobiles NV(a)	9,928	101,198
GlaxoSmithKline PLC	42,092	845,149
GVC Holdings PLC	10,676	93,125
Halma PLC	5,100	145,790
Hargreaves Lansdown PLC	2,992	68,683
HSBC Holdings PLC	157,488	707,337
Imperial Brands PLC	10,472	175,380
Informa PLC	11,764	57,114
Intertek Group PLC	1,768	124,796
ITV PLC	47,668	35,461
JD Sports Fashion PLC	5,100	40,537
Johnson Matthey PLC	5,372	157,866
Kingfisher PLC	24,480	77,722
Land Securities Group PLC	18,086	136,873
Legal & General Group PLC	53,584	150,504
Lloyds Banking Group PLC	670,616	231,356
London Stock Exchange Group PLC	2,752	306,442
M&G PLC	28,599	60,283
Melrose Industries PLC	57,188	63,996
National Grid PLC	28,288	334,300
Natwest Group PLC	40,800	56,763
Next PLC	1,428	102,147
Ocado Group PLC(a)	4,352	117,267
Pearson PLC	11,016	76,775
Persimmon PLC(a)	3,774	118,980
Prudential PLC	27,103	393,256
Reckitt Benckiser Group PLC	6,460	653,372
RELX PLC	18,972	402,147
Rentokil Initial PLC	15,300	107,274
Rio Tinto PLC	9,112	551,931
Rolls-Royce Holdings PLC	17,068	51,882
Royal Dutch Shell PLC, Class B	54,672	775,549
RSA Insurance Group PLC	14,416	81,190
Sage Group PLC (The)	5,100	48,824
Segro PLC	13,751	174,923
Sensata Technologies Holding PLC(a)	2,312	87,810
Severn Trent PLC	8,296	266,768
Smith & Nephew PLC	7,548	150,335
Smiths Group PLC	6,868	122,143
St. James’s Place PLC	484	5,985
Standard Chartered PLC	11,397	57,710

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Standard Life Aberdeen PLC	29,784	$97,885
Taylor Wimpey PLC	57,664	89,572
Tesco PLC	70,856	201,900
Unilever PLC	10,404	624,454
United Utilities Group PLC	24,208	285,957
Vodafone Group PLC	240,380	364,590
Whitbread PLC(a)	3,985	114,021
WPP PLC	14,824	110,513

		16,529,545

United States — 57.0%
3M Co.	4,896	736,701
Abbott Laboratories	15,640	1,574,010
AbbVie Inc.	16,048	1,523,116
ABIOMED Inc.(a)	544	163,167
Accenture PLC, Class A	6,120	1,375,654
Activision Blizzard Inc.	6,596	545,027
Adobe Inc.(a)	4,216	1,873,253
Advance Auto Parts Inc.	680	102,095
Advanced Micro Devices Inc.(a)	9,520	737,134
Aflac Inc.	8,228	292,670
Agilent Technologies Inc.	3,604	347,173
AGNC Investment Corp.	9,792	133,171
Akamai Technologies Inc.(a)	1,360	152,918
Albemarle Corp.	1,564	128,967
Alexandria Real Estate Equities Inc.	1,224	217,321
Alexion Pharmaceuticals Inc.(a)	1,836	188,172
Align Technology Inc.(a)	816	239,757
Alleghany Corp.	203	106,031
Allegion PLC	1,292	128,502
Allstate Corp. (The)	3,264	308,089
Ally Financial Inc.	5,372	107,977
Alnylam Pharmaceuticals Inc.(a)	748	109,028
Alphabet Inc., Class A(a)	2,380	3,541,321
Alphabet Inc., Class C, NVS(a)	2,856	4,235,334
Altice USA Inc., Class A(a)	5,100	137,649
Altria Group Inc.	17,612	724,734
Amazon.com Inc.(a)	3,672	11,620,705
AMERCO	340	108,028
American Express Co.	5,916	552,081
American International Group Inc.	10,064	323,457
American Tower Corp.	4,080	1,066,471
American Water Works Co. Inc.	6,392	941,350
Ameriprise Financial Inc.	1,292	198,490
AmerisourceBergen Corp.	1,564	156,697
AMETEK Inc.	2,040	190,230
Amgen Inc.	5,304	1,297,730
Amphenol Corp., Class A	1,292	136,642
Analog Devices Inc.	4,284	492,017
Annaly Capital Management Inc.	22,867	169,444
ANSYS Inc.(a)	743	230,776
Anthem Inc.	2,312	633,026
AO Smith Corp.	2,856	137,488
Aon PLC, Class A	2,244	460,514
Apollo Global Management Inc.	1,700	83,470
Apple Inc.	38,080	16,185,523
Applied Materials Inc.	9,112	586,175
Arch Capital Group Ltd.(a)	2,992	92,004
Arista Networks Inc.(a)	272	70,657
Arrow Electronics Inc.(a)	680	48,702
Arthur J Gallagher & Co.	476	51,165

Security	Shares	Value

United States (continued)
Assurant Inc.	884	$95,003
AT&T Inc.	63,716	1,884,719
Athene Holding Ltd., Class A(a)	1,768	57,018
Atmos Energy Corp.	5,751	609,548
Autodesk Inc.(a)	2,040	482,317
Automatic Data Processing Inc.	4,624	614,576
AutoZone Inc.(a)	204	246,314
Avalara Inc.(a)	748	100,569
AvalonBay Communities Inc.	1,360	208,243
Avantor Inc.(a)	4,216	93,089
Avery Dennison Corp.	1,904	215,799
Axalta Coating Systems Ltd.(a)	7,480	166,056
Baker Hughes Co.	17,748	274,916
Ball Corp.	3,808	280,383
Bank of America Corp.	68,068	1,693,532
Bank of New York Mellon Corp. (The)	7,616	273,034
Baxter International Inc.	4,148	358,304
Becton Dickinson and Co.	2,244	631,327
Berkshire Hathaway Inc., Class B(a)	10,404	2,036,895
Best Buy Co. Inc.	2,448	243,796
Biogen Inc.(a)	1,564	429,615
BioMarin Pharmaceutical Inc.(a)	2,108	252,559
Bio-Rad Laboratories Inc., Class A(a)	136	71,385
BlackRock Inc.(f)	1,028	591,110
Blackstone Group Inc. (The), Class A	5,100	271,728
Boeing Co. (The)	4,760	752,080
Booking Holdings Inc.(a)	408	678,149
BorgWarner Inc.	1,836	67,198
Boston Properties Inc.	1,156	102,988
Boston Scientific Corp.(a)	13,056	503,570
Bristol-Myers Squibb Co.	20,604	1,208,631
Broadcom Inc.	3,672	1,163,106
Broadridge Financial Solutions Inc.	952	127,892
Brown & Brown Inc.	2,959	134,546
Brown-Forman Corp., Class B, NVS	3,105	215,301
Burlington Stores Inc.(a)	476	89,488
Cadence Design Systems Inc.(a)	1,496	163,438
Capital One Financial Corp.	3,468	221,258
Cardinal Health Inc.	2,992	163,423
CarMax Inc.(a)(b)	1,564	151,661
Carrier Global Corp.	8,326	226,800
Catalent Inc.(a)	952	83,148
Caterpillar Inc.	4,692	623,473
Cboe Global Markets Inc.	480	42,096
CBRE Group Inc., Class A(a)	4,488	196,619
CDW Corp./DE	1,292	150,195
Centene Corp.(a)	4,034	263,218
CenturyLink Inc.	8,196	79,091
Cerner Corp.	3,740	259,743
CH Robinson Worldwide Inc.	1,156	108,340
Charles Schwab Corp. (The)	8,092	268,250
Charter Communications Inc., Class A(a)	1,224	709,920
Cheniere Energy Inc.(a)	2,176	107,668
Chevron Corp.	11,968	1,004,594
Chipotle Mexican Grill Inc.(a)	272	314,203
Chubb Ltd.	3,808	484,530
Church & Dwight Co. Inc.	2,720	262,018
Cigna Corp.(a)	3,196	551,917
Cincinnati Financial Corp.	1,088	84,788
Cintas Corp.	816	246,326

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Cisco Systems Inc.	37,944	$1,787,162
Citigroup Inc.	17,884	894,379
Citizens Financial Group Inc.	5,984	148,463
Citrix Systems Inc.	952	135,908
Clorox Co. (The)	952	225,157
CME Group Inc.	2,856	474,610
Coca-Cola Co. (The)	38,488	1,818,173
Cognex Corp.	1,768	118,226
Cognizant Technology Solutions Corp., Class A	5,236	357,723
Colgate-Palmolive Co.	7,888	608,954
Comcast Corp., Class A	39,984	1,711,315
Conagra Brands Inc.	3,604	134,970
Consolidated Edison Inc.	6,596	506,771
Constellation Brands Inc., Class A	1,768	315,058
Cooper Companies Inc. (The)	340	96,196
Copart Inc.(a)	2,516	234,617
Corning Inc.	7,208	223,448
Corteva Inc.(a)	6,392	182,556
CoStar Group Inc.(a)(b)	408	346,702
Costco Wholesale Corp.	4,420	1,438,843
Coupa Software Inc.(a)	408	125,032
Crowdstrike Holdings Inc., Class A(a)	1,088	123,162
Crown Castle International Corp.	3,944	657,465
Crown Holdings Inc.(a)	884	63,277
CSX Corp.	7,344	523,921
Cummins Inc.	1,088	210,267
CVS Health Corp.	11,288	710,467
Danaher Corp.	5,916	1,205,681
Darden Restaurants Inc.	884	67,096
Datadog Inc., Class A(a)	816	76,590
DaVita Inc.(a)	544	47,540
Deere & Co.	2,448	431,607
Dell Technologies Inc., Class C(a)	2,176	130,190
Dentsply Sirona Inc.	2,788	124,345
DexCom Inc.(a)	748	325,784
Digital Realty Trust Inc.	1,972	316,585
Discover Financial Services	2,584	127,727
Discovery Inc., Class A(a)(b)	3,740	78,914
DocuSign Inc.(a)	1,224	265,400
Dollar General Corp.	2,244	427,258
Dollar Tree Inc.(a)	2,040	190,434
Dominion Energy Inc.	5,168	418,763
Domino’s Pizza Inc.	408	157,737
Dover Corp.	1,496	153,983
Dow Inc.(a)	6,120	251,287
DR Horton Inc.	3,196	211,447
Dropbox Inc., Class A(a)	3,740	85,085
Duke Realty Corp.	5,100	204,969
E*TRADE Financial Corp.	1,564	79,404
Eaton Corp. PLC	3,876	360,972
eBay Inc.	7,956	439,808
Ecolab Inc.	3,264	610,629
Edison International	5,236	291,488
Edwards Lifesciences Corp.(a)	5,916	463,874
Elanco Animal Health Inc.(a)	5,100	120,513
Electronic Arts Inc.(a)	2,448	346,686
Eli Lilly & Co.	7,548	1,134,389
Emerson Electric Co.	6,528	404,801
EOG Resources Inc.	2,244	105,131
Equifax Inc.	1,292	210,027

Security	Shares	Value

United States (continued)
Equinix Inc.	680	$534,126
Equitable Holdings Inc.	5,100	104,346
Equity Residential	4,148	222,457
Erie Indemnity Co., Class A, NVS	272	57,153
Essential Utilities Inc.	12,104	548,916
Essex Property Trust Inc.	476	105,072
Estee Lauder Companies Inc. (The), Class A	2,516	497,011
Everest Re Group Ltd.	340	74,389
Eversource Energy	9,928	894,215
Exact Sciences Corp.(a)	1,428	135,303
Exelon Corp.	1,292	49,884
Expedia Group Inc.	1,496	121,191
Expeditors International of Washington Inc.	2,448	206,880
Extra Space Storage Inc.	1,020	105,407
F5 Networks Inc.(a)	544	73,930
Facebook Inc., Class A(a)	20,944	5,312,864
Fair Isaac Corp.(a)	204	89,595
Fastenal Co.	5,576	262,295
Fidelity National Financial Inc.	3,332	107,824
Fidelity National Information Services Inc.	5,918	865,863
Fifth Third Bancorp	7,684	152,604
Fiserv Inc.(a)	5,730	571,797
FleetCor Technologies Inc.(a)	1,020	263,741
FLIR Systems Inc.	2,040	84,986
FMC Corp.	2,788	295,667
Ford Motor Co.	25,364	167,656
Fortinet Inc.(a)	1,224	169,279
Fortive Corp.	2,946	206,780
Fortune Brands Home & Security Inc.	2,176	166,464
Fox Corp., Class A, NVS	5,780	148,951
Franklin Resources Inc.	3,876	81,590
Freeport-McMoRan Inc.	11,628	150,234
Garmin Ltd.	1,700	167,603
Gartner Inc.(a)	1,088	135,608
General Dynamics Corp.	2,108	309,328
General Electric Co.	79,084	480,040
General Mills Inc.	4,896	309,770
General Motors Co.	9,180	228,490
Genuine Parts Co.	1,632	147,125
Gilead Sciences Inc.	11,424	794,311
Global Payments Inc.	2,040	363,161
GoDaddy Inc., Class A(a)	884	62,128
Goldman Sachs Group Inc. (The)	3,196	632,680
Halliburton Co.	30,872	442,396
Hartford Financial Services Group Inc. (The)	3,128	132,377
Hasbro Inc.	1,768	128,640
HCA Healthcare Inc.	1,836	232,511
HD Supply Holdings Inc.(a)	1,768	62,057
Healthpeak Properties Inc.	2,630	71,773
HEICO Corp.	680	65,362
Henry Schein Inc.(a)	816	56,084
Hershey Co. (The)	1,156	168,094
Hess Corp.	1,904	93,696
Hewlett Packard Enterprise Co.	11,424	112,755
Hilton Worldwide Holdings Inc.	1,360	102,068
Hologic Inc.(a)	2,584	180,312
Home Depot Inc. (The)	9,520	2,527,465
Honeywell International Inc.	6,596	985,244
Host Hotels & Resorts Inc.	9,384	101,160
HP Inc.	16,864	296,469

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Humana Inc.	1,156	$453,672
Huntington Bancshares Inc./OH	4,964	46,016
IAC/InterActiveCorp.(a)	748	99,050
IDEX Corp.	750	123,615
IDEXX Laboratories Inc.(a)	680	270,470
IHS Markit Ltd.	5,410	436,749
Illinois Tool Works Inc.	2,788	515,752
Illumina Inc.(a)	1,428	545,724
Incyte Corp.(a)	1,768	174,608
Ingersoll Rand Inc.(a)	2,287	72,246
Insulet Corp.(a)	408	82,971
Intel Corp.	38,148	1,820,804
Intercontinental Exchange Inc.	4,012	388,281
International Business Machines Corp.	8,160	1,003,190
International Flavors & Fragrances Inc.	1,428	179,857
Interpublic Group of Companies Inc. (The)	2,516	45,414
Intuit Inc.	2,516	770,827
Intuitive Surgical Inc.(a)	1,156	792,369
Invesco Ltd.	4,692	47,108
Invitation Homes Inc.	5,100	152,082
Ionis Pharmaceuticals Inc.(a)	1,224	70,453
IQVIA Holdings Inc.(a)	1,836	290,804
Iron Mountain Inc.	3,196	90,095
Jack Henry & Associates Inc.	680	121,244
Jacobs Engineering Group Inc.	1,904	162,506
Jazz Pharmaceuticals PLC(a)	272	29,444
JM Smucker Co. (The)	884	96,665
Johnson & Johnson	23,120	3,369,971
Johnson Controls International PLC	4,692	180,548
Jones Lang LaSalle Inc.	1,020	100,888
JPMorgan Chase & Co.	25,404	2,455,043
Juniper Networks Inc.	2,516	63,856
Kansas City Southern	340	58,429
Kellogg Co.	1,217	83,961
Keurig Dr Pepper Inc.	2,856	87,365
KeyCorp.	9,044	108,618
Keysight Technologies Inc.(a)	1,224	122,265
Kimberly-Clark Corp.	1,224	186,097
Kinder Morgan Inc./DE	44,812	631,849
KKR & Co. Inc.	5,644	199,628
KLA Corp.	1,496	298,946
Kraft Heinz Co. (The)	7,480	257,162
Kroger Co. (The)	3,604	125,383
L3Harris Technologies Inc.	1,949	328,075
Laboratory Corp. of America Holdings(a)	748	144,304
Lam Research Corp.	1,360	512,938
Lamb Weston Holdings Inc.	1,564	93,965
Las Vegas Sands Corp.	4,420	192,889
Leidos Holdings Inc.	1,632	155,301
Lennar Corp., Class A	2,584	186,952
Lennox International Inc.	612	164,102
Liberty Global PLC, Class A(a)	4,624	108,225
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	2,516	89,167
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	2,584	89,897
Lincoln National Corp.	2,720	101,374
Live Nation Entertainment Inc.(a)	2,021	94,603
LKQ Corp.(a)	3,536	99,680
Lockheed Martin Corp.	1,972	747,329
Loews Corp.	3,400	123,794
Lowe’s Companies Inc.	6,800	1,012,588

Security	Shares	Value

United States (continued)
Lululemon Athletica Inc.(a)	1,224	$398,522
M&T Bank Corp.	748	79,251
Markel Corp.(a)	68	71,029
MarketAxess Holdings Inc.	272	140,542
Marriott International Inc./MD, Class A	952	79,801
Marsh & McLennan Companies Inc.	5,236	610,518
Martin Marietta Materials Inc.	408	84,529
Marvell Technology Group Ltd.	6,188	225,676
Masco Corp.	4,828	275,968
Mastercard Inc., Class A	8,130	2,508,349
Match Group Inc(a)	1,614	165,758
Maxim Integrated Products Inc.	2,924	199,095
McCormick & Co. Inc./MD, NVS	1,564	304,824
McDonald’s Corp.	7,140	1,387,159
McKesson Corp.	1,632	245,061
Medical Properties Trust Inc.	5,100	102,663
Medtronic PLC	11,968	1,154,673
MercadoLibre Inc.(a)	408	458,845
Merck & Co. Inc.	22,984	1,844,236
MetLife Inc.	8,364	316,577
Mettler-Toledo International Inc.(a)	204	190,740
MGM Resorts International	4,488	72,212
Microchip Technology Inc.	2,244	228,282
Micron Technology Inc.(a)	10,336	517,368
Microsoft Corp.	62,900	12,895,129
Moderna Inc.(a)(b)	1,768	131,009
Molson Coors Beverage Co., Class B	2,176	81,644
Mondelez International Inc., Class A	13,464	747,117
MongoDB Inc.(a)	340	77,887
Monster Beverage Corp.(a)	4,420	346,882
Moody’s Corp.	1,496	420,825
Morgan Stanley	7,344	358,975
Motorola Solutions Inc.	1,088	152,102
MSCI Inc.	952	357,933
Mylan NV(a)	3,808	61,347
National Oilwell Varco Inc.	22,916	263,763
NetApp Inc.	2,516	111,459
Netflix Inc.(a)	3,808	1,861,655
Neurocrine Biosciences Inc.(a)	544	65,476
Newell Brands Inc.	5,508	90,331
Newmont Corp.	5,508	381,154
News Corp., Class A, NVS	4,896	62,277
NextEra Energy Inc.	2,924	820,767
Nielsen Holdings PLC	5,168	74,574
Nike Inc., Class B	11,628	1,135,009
Norfolk Southern Corp.	2,380	457,460
Northern Trust Corp.	1,156	90,573
Northrop Grumman Corp.	1,360	442,014
NortonLifeLock Inc.	6,052	129,815
NVIDIA Corp.	5,236	2,223,153
O’Reilly Automotive Inc.(a)	680	324,618
Okta Inc.(a)	612	135,240
Old Dominion Freight Line Inc.	1,604	293,243
Omega Healthcare Investors Inc.	2,720	88,074
Omnicom Group Inc.	1,428	76,726
ONEOK Inc.	6,936	193,584
Oracle Corp.	19,108	1,059,539
Otis Worldwide Corp.	4,163	261,187
PACCAR Inc.	1,904	161,992
Palo Alto Networks Inc.(a)	1,020	261,038

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Parker-Hannifin Corp.	1,020	$182,498
Paychex Inc.	4,216	303,215
Paycom Software Inc.(a)	272	77,349
PayPal Holdings Inc.(a)	9,724	1,906,585
Pentair PLC	1,863	79,830
People’s United Financial Inc.	3,060	33,017
PepsiCo Inc.	12,172	1,675,597
Perrigo Co. PLC	1,088	57,686
Pfizer Inc.	47,804	1,839,498
Philip Morris International Inc.	13,940	1,070,731
Phillips 66	5,100	316,302
Pinterest Inc., Class A(a)	3,332	114,254
Pioneer Natural Resources Co.	4,352	421,796
PNC Financial Services Group Inc. (The)	3,944	420,706
PPG Industries Inc.	3,468	373,330
Principal Financial Group Inc.	3,128	132,721
Procter & Gamble Co. (The)	22,440	2,942,333
Progressive Corp. (The)	5,032	454,591
Prologis Inc.	6,664	702,519
Prudential Financial Inc.	4,828	305,950
Public Storage	1,496	299,020
PulteGroup Inc.	2,040	88,944
Qorvo Inc.(a)	748	95,856
Qualcomm Inc.	10,336	1,091,585
Quest Diagnostics Inc.	1,428	181,456
Ralph Lauren Corp.	748	53,332
Raytheon Technologies Corp.	14,355	813,641
Realty Income Corp.	1,632	98,002
Regency Centers Corp.	1,632	66,961
Regeneron Pharmaceuticals Inc.(a)	680	429,808
Regions Financial Corp.	8,160	88,618
Reinsurance Group of America Inc.	612	52,173
ResMed Inc.	1,224	247,872
RingCentral Inc., Class A(a)	476	138,169
Robert Half International Inc.	3,400	172,958
Rockwell Automation Inc.	952	207,669
Roku Inc.(a)	816	126,390
Rollins Inc.	2,788	146,091
Roper Technologies Inc.	1,020	441,099
Ross Stores Inc.	3,196	286,585
S&P Global Inc.	2,516	881,229
salesforce.com Inc.(a)	6,664	1,298,480
Sarepta Therapeutics Inc.(a)	612	93,954
SBA Communications Corp.	1,156	360,140
Schlumberger Ltd.	77,656	1,408,680
Seagate Technology PLC	2,040	92,249
Sealed Air Corp.	3,264	116,460
Seattle Genetics Inc.(a)	816	135,676
Sempra Energy	3,745	466,103
ServiceNow Inc.(a)	1,632	716,774
Sherwin-Williams Co. (The)	952	616,820
Simon Property Group Inc.	3,196	199,271
Sirius XM Holdings Inc.	6,596	38,784
Skyworks Solutions Inc.	1,496	217,788
Slack Technologies Inc., Class A(a)	2,584	76,357
Snap Inc., Class A, NVS(a)(b)	8,432	189,045
Snap-on Inc.	680	99,192
Splunk Inc.(a)	1,156	242,552
Square Inc., Class A(a)	2,924	379,681
SS&C Technologies Holdings Inc.	1,496	86,020

Security	Shares	Value

United States (continued)
Stanley Black & Decker Inc.	1,632	$250,218
Starbucks Corp.	11,424	874,279
State Street Corp.	3,455	220,394
Stryker Corp.	2,856	552,065
Sun Communities Inc.	136	20,390
SVB Financial Group(a)	476	106,753
Synchrony Financial	3,604	79,757
Sysco Corp.	6,188	327,036
T-Mobile U.S. Inc.(a)	3,057	328,261
T Rowe Price Group Inc.	2,244	309,896
Take-Two Interactive Software Inc.(a)	1,088	178,454
Target Corp.	4,352	547,830
TD Ameritrade Holding Corp.	1,428	51,251
TE Connectivity Ltd.	3,944	351,292
Teladoc Health Inc.(a)	476	113,112
Teledyne Technologies Inc.(a)	204	62,567
Teleflex Inc.	340	126,854
Tesla Inc.(a)	1,292	1,848,542
Texas Instruments Inc.	8,918	1,137,491
Textron Inc.	1,972	68,902
Thermo Fisher Scientific Inc.	3,604	1,491,876
Tiffany & Co.	952	119,343
TJX Companies Inc. (The)	8,432	438,380
Tractor Supply Co.	1,428	203,833
Trade Desk Inc. (The), Class A(a)	340	153,449
Tradeweb Markets Inc., Class A	952	51,475
TransDigm Group Inc.	476	205,432
TransUnion	2,652	237,540
Travelers Companies Inc. (The)	2,788	319,003
Trimble Inc.(a)	2,924	130,147
Truist Financial Corp.	11,408	427,344
Twilio Inc., Class A(a)	816	226,375
Twitter Inc.(a)	6,052	220,293
Tyson Foods Inc., Class A	1,428	87,751
U.S. Bancorp	9,996	368,253
Uber Technologies Inc.(a)	9,384	283,960
UDR Inc.	1,884	68,201
UGI Corp.	3,536	117,890
Ulta Beauty Inc.(a)	612	118,110
Union Pacific Corp.	6,256	1,084,478
United Parcel Service Inc., Class B	5,100	728,076
United Rentals Inc.(a)	952	147,912
UnitedHealth Group Inc.	8,160	2,470,685
Universal Health Services Inc., Class B	680	74,732
Vail Resorts Inc.	612	117,522
Valero Energy Corp.	1,632	91,767
Varian Medical Systems Inc.(a)	1,088	155,279
Veeva Systems Inc., Class A(a)	1,292	341,824
Ventas Inc.	3,808	146,075
VEREIT Inc.	16,252	105,801
VeriSign Inc.(a)	884	187,125
Verisk Analytics Inc.	2,108	397,801
Verizon Communications Inc.	34,748	1,997,315
Vertex Pharmaceuticals Inc.(a)	2,176	591,872
VF Corp.	3,128	188,806
ViacomCBS Inc., Class B, NVS	3,658	95,364
VICI Properties Inc.	5,100	110,721
Visa Inc., Class A	15,444	2,940,538
VMware Inc., Class A(a)	952	133,480
Vornado Realty Trust	2,312	79,810

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Voya Financial Inc.	2,584	$127,650
Vulcan Materials Co.	1,836	215,583
Walmart Inc.	12,512	1,619,053
Walgreens Boots Alliance Inc.	8,228	334,962
Walt Disney Co. (The)	15,899	1,859,229
Waters Corp.(a)	816	173,930
Wayfair Inc., Class A(a)	748	199,035
Wells Fargo & Co.	32,436	786,897
Welltower Inc.	3,672	196,672
West Pharmaceutical Services Inc.	408	109,699
Western Digital Corp.	2,788	120,163
Western Union Co. (The)	4,760	115,573
Westinghouse Air Brake Technologies Corp	1,972	122,639
Weyerhaeuser Co.	9,452	262,860
Williams Companies Inc. (The)	16,592	317,405
Willis Towers Watson PLC	972	204,130
Workday Inc., Class A(a)	1,564	282,959
WP Carey Inc.	2,661	189,916
WW Grainger Inc.	544	185,792
Wynn Resorts Ltd.	1,428	103,430
Xilinx Inc.	2,380	255,493
XPO Logistics Inc.(a)	816	61,216
Xylem Inc./NY	2,820	205,804
Yum! Brands Inc.	1,904	173,359
Zebra Technologies Corp., Class A(a)	408	114,546
Zillow Group Inc., Class C, NVS(a)	1,768	120,914
Zimmer Biomet Holdings Inc.	1,836	247,603
Zoetis Inc.	4,692	711,683

Zoom Video Communications Inc., Class A(a)	816	207,191

		246,512,274

Total Common Stocks — 99.0% (Cost: $374,058,537)		427,849,026

Preferred Stocks

Brazil — 0.2%
Banco Bradesco SA, Preference Shares, NVS	55,068	237,375
Itau Unibanco Holding SA, Preference Shares, NVS	34,054	175,902
Itausa SA, Preference Shares, NVS	74,800	153,313
Telefonica Brasil SA, Preference Shares, NVS	6,800	68,773

		635,363

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Series B, Class B, Preference Shares	5,712	173,951

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	14,212	101,015

Germany — 0.2%
Fuchs Petrolub SE, Preference Shares, NVS	1,496	65,631

Security	Shares	Value

Germany (continued)
Henkel AG & Co. KGaA, Preference Shares, NVS	3,264	$321,897
Sartorius AG, Preference Shares, NVS	204	78,496
Volkswagen AG, Preference Shares, NVS	2,040	301,538

		767,562

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	263,024	105,375

South Korea — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	6,800	282,525

Total Preferred Stocks — 0.5% (Cost: $2,371,541)		2,065,791

Rights

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(a)	3,875	16,267

Total Rights — 0.0% (Cost: $0)		16,267

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(f)(g)(h)	1,905,660	1,907,756
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(f)(g)	960,000	960,000

		2,867,756

Total Short-Term Investments — 0.7% (Cost: $2,865,331)		2,867,756

Total Investments in Securities — 100.2% (Cost: $379,295,409)		432,798,840

Other Assets, Less Liabilities — (0.2)%		(703,607)

Net Assets — 100.0%		$432,095,233

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,899,974	$—		$(993,504	)(a)	$62	$1,224	$1,907,756	1,905,660	$58,778	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	38,000	922,000	(a)	—		—	—	960,000	960,000	6,366		—
BlackRock Inc.	586,003	121,555		(242,340)		64,325	61,567	591,110	1,028	17,099		—

						$64,387	$62,791	$3,458,866		$82,243		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	6	09/18/20	$544	$5,008
MSCI Emerging Markets E-Mini Index	5	09/18/20	267	20,500
S&P 500 E-Mini Index	6	09/18/20	979	57,403

.				$82,911

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$82,911

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$35,007

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$82,911

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,187,906

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI Low Carbon Target ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$427,846,352	$2,674	$—	$427,849,026
Preferred Stocks	2,065,791	—	—	2,065,791
Rights	16,267	—	—	16,267
Money Market Funds	2,867,756	—	—	2,867,756

	$432,796,166	$2,674	$—	$432,798,840

Derivative financial instruments(a)
Assets
Futures Contracts	$82,911	$—	$—	$82,911

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	55

Consolidated Schedule of Investments July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 45.7%
360 Security Technology Inc., Class A	107,600	$299,486
3SBio Inc.(a)(b)	941,500	1,144,349
51job Inc., ADR(b)(c)	20,444	1,387,739
58.com Inc., ADR(b)(c)	67,519	3,738,527
AAC Technologies Holdings Inc.(c)	538,000	4,283,064
Accelink Technologies Co. Ltd., Class A	53,800	249,058
AECC Aviation Power Co. Ltd., Class A	108,691	574,358
Agile Group Holdings Ltd.(c)	1,076,000	1,364,749
Agricultural Bank of China Ltd., Class A	2,347,300	1,086,643
Agricultural Bank of China Ltd., Class H	19,637,000	6,967,788
Aier Eye Hospital Group Co. Ltd., Class A	183,757	1,193,048
Air China Ltd., Class A	82,398	80,659
Air China Ltd., Class H	1,080,000	670,279
Aisino Corp., Class A	82,399	206,551
AK Medical Holdings Ltd.(a)	538,000	1,572,308
Alibaba Group Holding Ltd., ADR(b)	1,348,501	338,500,721
Alibaba Health Information Technology Ltd.(b)	2,702,000	7,460,814
Alibaba Pictures Group Ltd.(b)	8,070,000	1,124,565
A-Living Services Co. Ltd., Class H(a)	269,000	1,518,509
Aluminum Corp. of China Ltd., Class A(b)	512,199	241,518
Aluminum Corp. of China Ltd., Class H(b)	3,228,000	828,846
Angang Steel Co. Ltd., Class A	484,298	186,716
Angel Yeast Co. Ltd., Class A	28,598	270,108
Anhui Conch Cement Co. Ltd., Class A	161,498	1,421,650
Anhui Conch Cement Co. Ltd., Class H	897,000	6,776,515
Anhui Gujing Distillery Co. Ltd., Class A	28,535	870,701
Anhui Gujing Distillery Co. Ltd., Class B	53,800	593,451
Anhui Kouzi Distillery Co. Ltd., Class A	26,900	192,692
Anta Sports Products Ltd.	807,000	7,653,286
Autohome Inc., ADR(c)	41,964	3,678,145
AVIC Aircraft Co. Ltd., Class A	134,500	456,863
Avic Capital Co. Ltd., Class A	457,300	310,667
AVIC Electromechanical Systems Co. Ltd., Class A(b)	163,099	239,602
AVIC Jonhon Optronic Technology Co. Ltd., Class A	53,800	335,804
AVIC Shenyang Aircraft Co. Ltd., Class A	55,497	508,499
AviChina Industry & Technology Co. Ltd., Class H	1,885,000	1,121,242
BAIC Motor Corp. Ltd., Class H(a)	1,210,500	590,396
Baidu Inc., ADR(b)(c)	197,715	23,607,171
Bank of Beijing Co. Ltd., Class A	780,100	540,024
Bank of Chengdu Co. Ltd., Class A	161,400	192,230
Bank of China Ltd., Class A	1,506,400	718,953
Bank of China Ltd., Class H	56,221,000	18,860,752
Bank of Communications Co. Ltd., Class A	1,748,586	1,192,915
Bank of Communications Co. Ltd., Class H	6,187,100	3,432,754
Bank of Hangzhou Co. Ltd., Class A	269,000	363,949
Bank of Jiangsu Co. Ltd., Class A	538,000	466,502
Bank of Nanjing Co. Ltd., Class A	406,500	452,104
Bank of Ningbo Co. Ltd., Class A	269,099	1,117,317
Bank of Shanghai Co. Ltd., Class A	591,841	702,346
Baoshan Iron & Steel Co. Ltd., Class A	860,895	607,059
Baozun Inc., ADR(b)	30,666	1,289,812
BBMG Corp., Class A	242,100	112,076
Beijing Capital Development Co. Ltd., Class A	107,600	104,095
Beijing Capital International Airport Co. Ltd., Class H	1,076,000	709,447
Beijing Dabeinong Technology Group Co. Ltd., Class A	177,100	274,131
Beijing Enlight Media Co. Ltd., Class A	107,600	205,107
Beijing Enterprises Holdings Ltd.	404,500	1,414,409
Beijing Enterprises Water Group Ltd.	3,228,000	1,370,303

Security	Shares	Value

China (continued)
Beijing New Building Materials PLC, Class A	81,426	$359,676
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	82,332	646,880
Beijing Originwater Technology Co. Ltd., Class A	134,500	165,396
Beijing Shiji Information Technology Co. Ltd., Class A	26,900	141,685
Beijing Shunxin Agriculture Co. Ltd., Class A	26,900	238,571
Beijing Sinnet Technology Co. Ltd., Class A	82,399	308,350
Beijing Tiantan Biological Products Corp. Ltd., Class A	64,320	457,516
Beijing Tongrentang Co. Ltd., Class A	53,800	208,499
BEST Inc., ADR(b)	137,459	578,702
Betta Pharmaceuticals Co. Ltd., Class A	26,900	532,776
BGI Genomics Co. Ltd., Class A	26,900	632,862
Bilibili Inc., ADR(b)(c)	69,133	3,012,816
BOE Technology Group Co. Ltd., Class A	1,560,200	1,044,270
Bohai Leasing Co. Ltd., Class A(b)	269,000	118,360
Bosideng International Holdings Ltd.	2,152,000	621,981
Brilliance China Automotive Holdings Ltd.	2,152,000	2,201,925
BYD Co. Ltd., Class A	107,600	1,316,846
BYD Co. Ltd., Class H	403,500	3,855,278
BYD Electronic International Co. Ltd.	538,000	1,884,687
By-Health Co. Ltd., Class A	80,700	289,385
Caitong Securities Co. Ltd., Class A	163,068	391,237
CanSino Biologics Inc., Class H(a)(b)	53,800	1,883,993
Centre Testing International Group Co. Ltd., Class A	80,700	270,880
CGN Power Co. Ltd., Class H(a)	6,456,000	1,357,808
Changchun High & New Technology Industry Group Inc., Class A	8,500	605,468
Changjiang Securities Co. Ltd., Class A	269,000	333,105
Chaozhou Three-Circle Group Co. Ltd., Class A	82,397	337,984
Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A	26,900	184,172
China Aoyuan Group Ltd.	807,000	1,016,273
China Avionics Systems Co. Ltd., Class A	82,398	206,430
China Cinda Asset Management Co. Ltd., Class H	6,187,000	1,165,521
China CITIC Bank Corp. Ltd., Class A	161,400	119,363
China CITIC Bank Corp. Ltd., Class H	6,456,200	2,815,664
China Communications Construction Co. Ltd., Class H	3,228,000	1,878,439
China Communications Services Corp. Ltd., Class H	1,614,000	1,045,429
China Conch Venture Holdings Ltd.	1,210,500	5,201,111
China Construction Bank Corp., Class A	430,400	377,520
China Construction Bank Corp., Class H	68,864,390	50,469,631
China East Education Holdings Ltd.(a)	403,500	947,550
China Eastern Airlines Corp. Ltd., Class A(b)	591,895	374,110
China Eastern Airlines Corp. Ltd., Class H	1,076,000	381,797
China Education Group Holdings Ltd.	538,000	1,020,438
China Enterprise Co. Ltd., Class A	215,297	131,451
China Everbright Bank Co. Ltd., Class A	1,694,700	918,122
China Everbright Bank Co. Ltd., Class H	2,421,000	909,023
China Everbright International Ltd.	2,690,370	1,662,779
China Everbright Ltd.	538,000	860,778
China Evergrande Group	1,345,000	3,774,580
China Feihe Ltd.(a)(c)	538,000	1,034,322
China Film Co. Ltd., Class A	80,700	168,056
China Fortune Land Development Co. Ltd., Class A	174,378	433,618
China Galaxy Securities Co. Ltd., Class H	3,228,000	1,928,420
China Gas Holdings Ltd.	1,883,000	5,661,002
China Gezhouba Group Co. Ltd., Class A	215,297	205,816
China Greatwall Technology Group Co. Ltd., Class A	134,500	352,768
China Hongqiao Group Ltd.	1,210,500	695,043
China Huarong Asset Management Co. Ltd., Class H(a)	7,263,000	824,681

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Huishan Dairy Holdings Co. Ltd.(b)(d)	277,900	$0	(e)
China International Capital Corp. Ltd., Class H(a)(b)(c)	860,800	2,032,546
China Jinmao Holdings Group Ltd.	3,766,000	2,560,814
China Jushi Co. Ltd., Class A	161,400	320,151
China Lesso Group Holdings Ltd.	807,000	1,557,730
China Life Insurance Co. Ltd., Class A	135,290	707,547
China Life Insurance Co. Ltd., Class H	5,380,000	12,397,977
China Literature Ltd.(a)(b)(c)	215,200	1,414,730
China Longyuan Power Group Corp. Ltd., Class H	2,421,000	1,733,704
China Medical System Holdings Ltd.	1,077,000	1,304,873
China Mengniu Dairy Co. Ltd.	1,883,000	8,831,650
China Merchants Bank Co. Ltd., Class A	914,697	4,562,178
China Merchants Bank Co. Ltd., Class H	2,824,946	13,176,666
China Merchants Energy Shipping Co. Ltd., Class A	349,799	313,339
China Merchants Port Holdings Co. Ltd.(c)	1,082,180	1,238,540
China Merchants Securities Co. Ltd., Class A	398,620	1,230,039
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	322,160	787,710
China Minsheng Banking Corp. Ltd., Class A	1,694,798	1,345,685
China Minsheng Banking Corp. Ltd., Class H	4,035,020	2,540,695
China Mobile Ltd.	4,438,500	30,410,099
China Molybdenum Co. Ltd., Class A	807,000	508,911
China Molybdenum Co. Ltd., Class H	2,421,000	980,870
China National Building Material Co. Ltd., Class H	3,228,000	5,006,395
China National Chemical Engineering Co. Ltd., Class A.	215,299	177,738
China National Medicines Corp. Ltd., Class A	26,900	169,521
China National Nuclear Power Co. Ltd., Class A	618,700	384,845
China National Software & Service Co. Ltd., Class A	26,900	365,645
China Northern Rare Earth Group High-Tech Co. Ltd., Class A(b)	161,400	287,072
China Oilfield Services Ltd., Class H	1,224,000	952,326
China Overseas Land & Investment Ltd.	2,691,760	8,196,632
China Overseas Property Holdings Ltd.	1,345,000	1,403,970
China Pacific Insurance Group Co. Ltd., Class A	295,998	1,251,912
China Pacific Insurance Group Co. Ltd., Class H	1,936,800	5,610,327
China Petroleum & Chemical Corp., Class A	1,129,892	647,758
China Petroleum & Chemical Corp., Class H	17,216,000	7,374,922
China Power International Development Ltd.(c)	3,228,000	603,933
China Railway Construction Corp. Ltd., Class A	511,100	643,888
China Railway Construction Corp. Ltd., Class H	1,345,000	1,074,237
China Railway Group Ltd., Class A	780,100	622,761
China Railway Group Ltd., Class H	2,690,000	1,360,584
China Railway Signal & Communication Corp. Ltd., Class H(a)	1,076,000	467,874
China Reinsurance Group Corp., Class H	3,766,000	413,034
China Resources Beer Holdings Co. Ltd.	1,080,000	7,511,032
China Resources Cement Holdings Ltd.	1,614,000	2,207,479
China Resources Gas Group Ltd.	538,000	2,651,751
China Resources Land Ltd.	2,153,555	8,975,230
China Resources Pharmaceutical Group Ltd.(a)	1,076,000	610,875
China Resources Power Holdings Co. Ltd.	1,618,000	2,062,636
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	55,473	240,902
China Shenhua Energy Co. Ltd., Class A	189,700	416,798
China Shenhua Energy Co. Ltd., Class H	2,421,000	4,035,937
China Shipbuilding Industry Co. Ltd., Class A(b)	1,076,095	738,757
China South Publishing & Media Group Co. Ltd., Class A	82,397	126,006
China Southern Airlines Co. Ltd., Class A(b)	322,800	246,591
China Southern Airlines Co. Ltd., Class H(b)(c)	1,076,000	498,418

Security	Shares	Value

China (continued)
China Spacesat Co. Ltd., Class A	53,800	$272,422
China State Construction Engineering Corp. Ltd., Class A	1,856,100	1,338,089
China State Construction International Holdings Ltd	1,618,000	956,161
China Taiping Insurance Holdings Co. Ltd.(c)	1,183,790	2,098,691
China Telecom Corp. Ltd., Class H	9,684,000	2,886,382
China Tourism Group Duty Free Corp. Ltd., Class A	81,798	2,848,818
China Tower Corp. Ltd., Class H(a)	31,204,000	5,676,968
China Traditional Chinese Medicine Holdings Co. Ltd.	1,614,000	824,681
China TransInfo Technology Co. Ltd., Class A	80,700	271,226
China Unicom Hong Kong Ltd.	4,304,000	2,399,071
China United Network Communications Ltd., Class A	1,318,198	959,754
China Vanke Co. Ltd., Class A	430,407	1,655,684
China Vanke Co. Ltd., Class H	1,129,884	3,557,220
China Yangtze Power Co. Ltd., Class A	941,598	2,479,079
China Yuhua Education Corp Ltd.(a)	538,000	519,938
Chongqing Brewery Co. Ltd., Class A	28,596	298,450
Chongqing Changan Automobile Co. Ltd., Class A(b)	163,098	258,769
Chongqing Fuling Zhacai Group Co. Ltd., Class A	26,900	151,902
Chongqing Rural Commercial Bank Co. Ltd., Class H	1,614,000	653,913
Chongqing Zhifei Biological Products Co. Ltd., Class A	80,700	2,151,306
CIFI Holdings Group Co. Ltd.	2,152,000	1,932,585
CITIC Ltd.	4,035,000	3,784,993
CITIC Securities Co. Ltd., Class A	457,300	1,963,626
CITIC Securities Co. Ltd., Class H(c)	1,479,500	3,443,805
CNOOC Ltd.	12,912,000	13,661,376
Contemporary Amperex Technology Co. Ltd., Class A	82,399	2,505,657
COSCO SHIPPING Development Co. Ltd., Class A	887,700	260,817
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	1,076,000	480,370
COSCO SHIPPING Holdings Co. Ltd., Class A(b)	458,398	284,476
COSCO SHIPPING Holdings Co. Ltd., Class H(b)	1,883,000	709,447
COSCO SHIPPING Ports Ltd.	1,618,000	843,426
Country Garden Holdings Co. Ltd.(c)	5,380,838	6,908,123
Country Garden Services Holdings Co. Ltd.	1,076,000	6,490,542
CRRC Corp. Ltd., Class A	1,102,999	923,217
CRRC Corp. Ltd., Class H	2,959,500	1,286,872
CSC Financial Co. Ltd., Class A	107,699	750,640
CSPC Pharmaceutical Group Ltd.	3,812,400	7,998,455
Dali Foods Group Co. Ltd.(a)	1,479,500	902,949
Daqin Railway Co. Ltd., Class A	645,695	600,603
Dawning Information Industry Co. Ltd., Class A	78,417	498,785
DHC Software Co. Ltd., Class A	161,400	281,752
Dong-E-E-Jiao Co. Ltd., Class A	26,900	156,991
Dongfang Electric Corp. Ltd., Class A	134,500	199,709
Dongfeng Motor Group Co. Ltd., Class H	2,154,000	1,542,502
Dongxing Securities Co. Ltd., Class A	136,198	268,404
East Money Information Co. Ltd., Class A	387,720	1,482,030
ENN Energy Holdings Ltd.	564,900	6,844,225
Eve Energy Co. Ltd., Class A	106,216	916,436
Everbright Securities Co. Ltd., Class A	189,393	651,736
Fangda Carbon New Material Co. Ltd., Class A(b)	190,675	186,924
Far East Horizon Ltd.	1,614,000	1,328,652
Fiberhome Telecommunication Technologies Co. Ltd., Class A	55,499	225,822
Financial Street Holdings Co. Ltd., Class A	107,600	106,409
First Capital Securities Co. Ltd., Class A	188,300	292,817
Focus Media Information Technology Co. Ltd., Class A	672,540	584,126
Foshan Haitian Flavouring & Food Co. Ltd., Class A	129,893	2,793,986
Fosun International Ltd.	1,883,000	2,145,350

SCHEDULE OF INVESTMENTS	57

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Founder Securities Co. Ltd., Class A	403,500	$496,188
Foxconn Industrial Internet Co. Ltd., Class A	269,000	562,501
Fujian Sunner Development Co. Ltd., Class A	53,800	221,299
Fuyao Glass Industry Group Co. Ltd., Class A	81,799	286,058
Fuyao Glass Industry Group Co. Ltd., Class H(a)	322,800	901,734
Ganfeng Lithium Co. Ltd., Class A	55,498	445,113
GCL System Integration Technology Co. Ltd., Class A(b)	269,000	118,360
GD Power Development Co. Ltd., Class A	887,700	259,545
GDS Holdings Ltd., ADR(b)(c)	56,759	4,557,180
Geely Automobile Holdings Ltd.	4,035,000	8,486,297
Gemdale Corp., Class A	215,246	431,587
Genscript Biotech Corp.(b)	560,000	1,213,904
GF Securities Co. Ltd., Class A	349,700	781,873
GF Securities Co. Ltd., Class H	860,800	1,031,823
Giant Network Group Co. Ltd., Class A	55,498	167,832
Gigadevice Semiconductor Beijing Inc., Class A	15,397	510,861
Glodon Co. Ltd., Class A	55,499	608,741
GoerTek Inc., Class A	161,497	988,344
GOME Retail Holdings Ltd.(b)(c)	6,994,160	1,010,743
Grandjoy Holdings Group Co. Ltd., Class A	163,099	128,100
Great Wall Motor Co. Ltd., Class H	2,152,000	2,101,964
Gree Electric Appliances Inc. of Zhuhai, Class A	134,505	1,097,091
Greenland Holdings Corp. Ltd., Class A	404,593	473,758
Greentown Service Group Co. Ltd., Class L	1,076,000	1,471,652
GRG Banking Equipment Co. Ltd., Class A	134,500	277,588
GSX Techedu Inc., ADR(b)(c)	34,038	3,033,467
Guangdong Haid Group Co. Ltd., Class A	82,399	754,047
Guangdong HEC Technology Holding Co. Ltd., Class A(b)	133,500	138,336
Guangdong Investment Ltd.	2,152,000	3,476,432
Guanghui Energy Co. Ltd., Class A(b)	269,000	113,348
Guangzhou Automobile Group Co. Ltd., Class H	2,152,397	2,057,916
Guangzhou Baiyun International Airport Co. Ltd., Class A	109,299	222,444
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	80,700	429,799
Guangzhou Haige Communications Group Inc. Co., Class A	134,500	277,588
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	28,598	395,201
Guangzhou R&F Properties Co. Ltd., Class H	860,800	991,838
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	27,958	416,370
Guosen Securities Co. Ltd., Class A	215,200	407,129
Guotai Junan Securities Co. Ltd., Class A	403,500	1,068,713
Guotai Junan Securities Co. Ltd., Class H(a)	430,400	711,947
Guoyuan Securities Co. Ltd., Class A	161,400	240,807
Haidilao International Holding Ltd.(a)(c)	538,000	2,474,736
Haier Electronics Group Co. Ltd.(d)	952,000	3,298,134
Haier Smart Home Co. Ltd., Class A(d)	269,000	693,970
Haitian International Holdings Ltd.	541,000	1,245,315
Haitong Securities Co. Ltd., Class A(b)	403,500	815,414
Haitong Securities Co. Ltd., Class H(b)	1,829,200	1,699,342
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	431,173	2,285,870
Hangzhou Robam Appliances Co. Ltd., Class A	53,800	295,554
Hangzhou Silan Microelectronics Co. Ltd., Class A	78,900	227,973
Hangzhou Tigermed Consulting Co. Ltd., Class A	27,990	432,050
Hansoh Pharmaceutical Group Co. Ltd.(a)(b)(c)	472,000	2,040,205

Security	Shares	Value

China (continued)
Hefei Meiya Optoelectronic Technology Inc., Class A	26,900	$230,938
Henan Shuanghui Investment & Development Co. Ltd., Class A	134,498	1,053,083
Hengan International Group Co. Ltd.	403,500	3,386,709
Hengli Petrochemical Co. Ltd., Class A	269,099	627,502
Hengtong Optic-Electric Co. Ltd., Class A	107,600	254,918
Hengyi Petrochemical Co. Ltd., Class A	175,300	255,014
Hesteel Co. Ltd., Class A(b)	484,200	156,143
Hithink RoyalFlush Information Network Co. Ltd., Class A	27,988	573,980
Hongfa Technology Co. Ltd., Class A	26,900	162,312
Hua Hong Semiconductor Ltd.(a)(b)(c)	269,000	1,180,099
Huaan Securities Co. Ltd., Class A	188,300	218,331
Huadian Power International Corp. Ltd., Class A	134,500	69,975
Huadong Medicine Co. Ltd., Class A	80,787	321,886
Hualan Biological Engineering Inc., Class A	70,480	655,884
Huaneng Power International Inc., Class A	161,400	108,491
Huaneng Power International Inc., Class H	2,690,000	1,148,861
Huatai Securities Co. Ltd., Class A	322,800	961,842
Huatai Securities Co. Ltd., Class H(a)	1,076,000	1,943,692
Huaxi Securities Co. Ltd., Class A	134,500	245,781
Huaxia Bank Co. Ltd., Class A	646,699	589,488
Huaxin Cement Co. Ltd., Class A	53,800	211,198
Huayu Automotive Systems Co. Ltd., Class A	162,600	489,391
Huazhu Group Ltd., ADR	97,109	3,333,752
Hubei Biocause Pharmaceutical Co. Ltd., Class A	242,100	199,169
Hubei Energy Group Co. Ltd., Class A	484,200	261,627
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	26,900	97,618
Hundsun Technologies Inc., Class A	70,480	1,106,406
Hutchison China MediTech Ltd., ADR(b)	48,420	1,313,150
HUYA Inc., ADR(b)(c)	43,578	1,059,817
Iflytek Co. Ltd., Class A	108,400	568,936
Industrial & Commercial Bank of China Ltd., Class A	2,233,900	1,588,039
Industrial & Commercial Bank of China Ltd., Class H	43,578,350	25,752,735
Industrial Bank Co. Ltd., Class A	913,925	2,051,247
Industrial Securities Co. Ltd., Class A	349,700	410,483
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(b)	2,313,496	387,945
Inner Mongolia Junzheng Energy & Chemical Industry
Group Co. Ltd., Class A	430,400	460,796
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	269,091	1,412,706
Inner Mongolia Yitai Coal Co. Ltd., Class B	807,000	588,303
Innovent Biologics Inc.(a)(b)	674,000	4,130,861
Inspur Electronic Information Industry Co. Ltd., Class A	59,848	325,605
iQIYI Inc., ADR(b)(c)	160,055	3,377,160
Jafron Biomedical Co. Ltd., Class A	51,920	546,193
JD.com Inc., ADR(b)	612,588	39,076,989
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	134,500	143,613
Jiangsu Expressway Co. Ltd., Class H	1,078,000	1,155,864
Jiangsu Hengli Hydraulic Co. Ltd., Class A	40,965	357,558
Jiangsu Hengrui Medicine Co. Ltd., Class A	242,196	3,276,142
Jiangsu King’s Luck Brewery JSC Ltd., Class A	53,800	335,187
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	80,700	1,562,010
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	53,800	283,602
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	161,400	218,600
Jiangsu Zhongtian Technology Co. Ltd., Class A	161,400	269,954
Jiangxi Copper Co. Ltd., Class A	26,900	62,419
Jiangxi Copper Co. Ltd., Class H	1,077,000	1,282,639

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Jiangxi Zhengbang Technology Co. Ltd., Class A	107,600	$332,643
Jinduicheng Molybdenum Co. Ltd., Class A	107,600	102,553
Jinke Properties Group Co. Ltd., Class A	242,100	301,877
Jinyu Bio-Technology Co. Ltd., Class A	53,800	225,078
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	107,600	306,426
Jointown Pharmaceutical Group Co. Ltd., Class A	80,700	216,519
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	26,886	270,739
JOYY Inc.(b)(c)	44,385	3,542,811
Juneyao Airlines Co. Ltd., Class A	80,700	107,681
Kaisa Group Holdings Ltd.	1,883,000	835,787
Kingboard Holdings Ltd.	538,000	1,572,308
Kingdee International Software Group Co. Ltd.(c)	1,614,000	4,456,608
Kingsoft Corp. Ltd.	538,000	2,738,523
Koolearn Technology Holding Ltd.(a)(b)(c)	134,500	623,023
Kunlun Energy Co. Ltd.	2,696,000	2,254,146
Kweichow Moutai Co. Ltd., Class A	53,872	12,957,385
KWG Group Holdings Ltd.	941,500	1,676,434
Laobaixing Pharmacy Chain JSC, Class A	26,900	400,960
Lee & Man Paper Manufacturing Ltd.	1,076,000	662,244
Legend Holdings Corp., Class H(a)	349,700	453,921
Lenovo Group Ltd.	5,380,000	3,241,800
Lens Technology Co. Ltd., Class A	134,500	633,247
Lepu Medical Technology Beijing Co. Ltd., Class A	80,700	495,957
Li Ning Co. Ltd.	1,485,000	4,780,619
Liaoning Cheng Da Co. Ltd., Class A	134,542	538,959
Lingyi iTech Guangdong Co., Class A(b)	269,000	457,249
Livzon Pharmaceutical Group Inc., Class A	26,201	204,508
Logan Group Co. Ltd.	1,076,000	1,863,167
Lomon Billions Group Co. Ltd., Class A	107,600	363,640
Longfor Group Holdings Ltd.(a)	1,345,000	6,646,732
LONGi Green Energy Technology Co. Ltd., Class A	161,400	1,313,916
Luxshare Precision Industry Co. Ltd., Class A	315,430	2,648,758
Luye Pharma Group Ltd.(a)	1,210,500	763,767
Luzhou Laojiao Co. Ltd., Class A	80,700	1,364,576
Mango Excellent Media Co. Ltd., Class A(b)	80,700	787,424
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(b)	187,687	413,989
Meituan Dianping, Class B(b)	2,555,500	63,275,844
Metallurgical Corp. of China Ltd., Class A	941,508	377,831
Momo Inc., ADR	107,331	1,982,404
Muyuan Foodstuff Co. Ltd., Class A	156,740	2,055,047
NanJi E-Commerce Co. Ltd., Class A	107,600	302,108
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	34,970	236,667
Nanjing Securities Co. Ltd., Class A	161,400	362,484
NARI Technology Co. Ltd., Class A	215,298	655,714
NAURA Technology Group Co. Ltd., Class A	26,900	803,810
NavInfo Co. Ltd., Class A	107,600	287,303
NetEase Inc., ADR	58,642	26,882,666
New China Life Insurance Co. Ltd., Class A	107,699	815,933
New China Life Insurance Co. Ltd., Class H	564,900	2,208,520
New Hope Liuhe Co. Ltd., Class A	188,372	877,976
New Oriental Education & Technology Group Inc., ADR(b)	103,565	14,519,813
Ninestar Corp., Class A	53,800	293,935
Ningbo Joyson Electronic Corp., Class A	53,800	173,955
Ningbo Zhoushan Port Co. Ltd., Class A	376,600	225,078
NIO Inc., ADR(b)(c)	662,278	7,907,599

Security	Shares	Value

China (continued)
Noah Holdings Ltd.(b)(c)	23,134	$704,893
Offcn Education Technology Co. Ltd., Class A	80,700	369,655
Offshore Oil Engineering Co. Ltd., Class A	189,100	130,362
OFILM Group Co. Ltd., Class A	134,500	374,936
Orient Securities Co. Ltd., Class A	270,998	454,819
Oriental Pearl Group Co. Ltd., Class A	134,500	195,468
Ovctek China Inc., Class A	40,800	382,373
Pacific Securities Co. Ltd. (The), Class A(b)	324,497	201,379
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(b)	430,400	135,710
People’s Insurance Co. Group of China Ltd. (The), Class H	6,187,000	2,011,721
Perfect World Co. Ltd., Class A	80,689	443,849
PetroChina Co. Ltd., Class A	833,900	531,851
PetroChina Co. Ltd., Class H	15,064,000	5,228,531
PICC Property & Casualty Co. Ltd., Class H	4,843,814	3,824,952
Pinduoduo Inc., ADR(b)(c)	185,879	17,063,692
Ping An Bank Co. Ltd., Class A	807,038	1,542,999
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	269,000	4,595,443
Ping An Insurance Group Co. of China Ltd., Class A	457,399	4,975,683
Ping An Insurance Group Co. of China Ltd., Class H	4,304,000	45,593,456
Poly Developments and Holdings Group Co. Ltd., Class A	538,095	1,203,093
Poly Property Services Co. Ltd.	53,800	566,100
Postal Savings Bank of China Co. Ltd., Class H(a)	6,725,000	3,705,162
Power Construction Corp. of China Ltd., Class A	645,600	389,548
RiseSun Real Estate Development Co. Ltd., Class A	188,300	221,839
Rongsheng Petro Chemical Co. Ltd., Class A	215,200	515,080
SAIC Motor Corp. Ltd., Class A	349,798	911,438
Sanan Optoelectronics Co. Ltd., Class A	188,326	727,149
Sangfor Technologies Inc., Class A	26,900	824,552
Sansteel Minguang Co. Ltd. Fujian, Class A	134,500	137,252
Sany Heavy Industry Co. Ltd., Class A	376,699	1,139,721
SDIC Capital Co. Ltd., Class A	161,400	342,590
SDIC Power Holdings Co. Ltd., Class A	295,900	365,568
Sealand Securities Co. Ltd., Class A	244,910	197,620
Seazen Group Ltd.(c)	1,680,000	1,593,249
Seazen Holdings Co. Ltd., Class A	107,697	525,268
Semiconductor Manufacturing International Corp.(b)	2,421,400	9,326,055
SF Holding Co. Ltd., Class A	134,500	1,367,120
Shaanxi Coal Industry Co. Ltd., Class A	403,499	467,850
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	53,800	220,991
Shandong Gold Mining Co. Ltd., Class A	107,600	663,281
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	53,800	178,350
Shandong Linglong Tyre Co. Ltd., Class A	53,800	180,818
Shandong Nanshan Aluminum Co. Ltd., Class A	457,300	155,334
Shandong Sinocera Functional Material Co. Ltd., Class A	53,800	276,663
Shandong Sun Paper Industry JSC Ltd., Class A	134,500	244,432
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,808,000	4,595,701
Shanghai Baosight Software Co. Ltd., Class A	53,800	549,393
Shanghai Construction Group Co. Ltd., Class A	322,800	144,346
Shanghai Electric Group Co. Ltd., Class A	376,600	296,865
Shanghai Electric Group Co. Ltd., Class H(b)	2,168,000	668,566
Shanghai Electric Power Co. Ltd., Class A	107,600	121,059
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	107,700	960,575

SCHEDULE OF INVESTMENTS	59

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	403,500	$1,908,115
Shanghai Industrial Holdings Ltd.	541,000	788,793
Shanghai International Airport Co. Ltd., Class A	53,800	523,793
Shanghai International Port Group Co. Ltd., Class A	403,500	260,817
Shanghai Jahwa United Co. Ltd., Class A	26,900	179,468
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	887,775	745,731
Shanghai M&G Stationery Inc., Class A	26,900	252,027
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	134,500	395,177
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	430,400	764,149
Shanghai Pudong Development Bank Co. Ltd., Class A.	1,318,895	1,958,329
Shanghai Tunnel Engineering Co. Ltd., Class A	350,565	302,469
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	134,500	197,974
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	80,700	232,827
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	134,500	122,794
Shanxi Meijin Energy Co. Ltd., Class A(b)	188,300	178,119
Shanxi Securities Co. Ltd., Class A	216,040	256,068
Shanxi Taigang Stainless Steel Co. Ltd., Class A	295,900	150,553
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	53,800	1,390,561
Shenergy Co. Ltd., Class A	322,885	263,778
Shengyi Technology Co. Ltd., Class A	107,600	443,678
Shennan Circuits Co. Ltd., Class A	38,020	839,930
Shenwan Hongyuan Group Co. Ltd., Class A(b)	1,102,997	921,634
Shenzhen Airport Co. Ltd., Class A	108,375	155,016
Shenzhen Energy Group Co. Ltd., Class A	452,718	367,897
Shenzhen Expressway Co. Ltd., Class H	538,000	512,996
Shenzhen Goodix Technology Co. Ltd., Class A	26,900	802,499
Shenzhen Inovance Technology Co. Ltd., Class A	80,700	581,315
Shenzhen International Holdings Ltd.	672,500	1,096,797
Shenzhen Investment Ltd.	2,690,000	843,423
Shenzhen Kangtai Biological Products Co. Ltd., Class A(b)	26,900	866,922
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	54,075	2,689,238
Shenzhen Overseas Chinese Town Co. Ltd., Class A	457,300	469,933
Shenzhen Sunway Communication Co. Ltd., Class A	53,800	426,483
Shenzhou International Group Holdings Ltd.(c)	591,800	7,063,237
Shimao Group Holdings Ltd.	941,500	3,990,642
Shui On Land Ltd.	2,286,500	339,278
Siasun Robot & Automation Co. Ltd., Class A(b)	80,700	180,895
Sichuan Chuantou Energy Co. Ltd., Class A	215,200	294,552
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	80,700	259,892
Sichuan Languang Development Co. Ltd., Class A	188,300	144,384
Sichuan Swellfun Co. Ltd., Class A	26,900	245,588
Silergy Corp.	52,000	3,115,261
SINA Corp.(b)	43,847	1,769,226
Sino Biopharmaceutical Ltd.	7,667,250	9,991,900
Sinolink Securities Co. Ltd., Class A	161,400	333,799
Sino-Ocean Group Holding Ltd.	2,152,000	519,243
Sinopec Engineering Group Co. Ltd., Class H	1,076,000	476,204
Sinopec Shanghai Petrochemical Co. Ltd., Class A	161,400	83,045
Sinopec Shanghai Petrochemical Co. Ltd., Class H	2,690,000	600,462
Sinopharm Group Co. Ltd., Class H	860,800	2,050,317
Sinotruk Hong Kong Ltd.	538,000	1,676,434
SOHO China Ltd.(b)	1,479,500	549,787

Security	Shares	Value

China (continued)
Songcheng Performance Development Co. Ltd., Class A	145,620	$389,656
SooChow Securities Co. Ltd., Class A	202,275	331,073
Southwest Securities Co. Ltd., Class A	322,800	270,648
Spring Airlines Co. Ltd., Class A	55,499	315,228
Sun Art Retail Group Ltd.	1,748,500	2,427,532
Sunac China Holdings Ltd.	1,883,000	8,868,094
Suning.com Co. Ltd., Class A	457,394	675,873
Sunny Optical Technology Group Co. Ltd.	511,100	9,621,621
Sunwoda Electronic Co. Ltd., Class A	82,399	281,779
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	80,700	339,467
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	109,282	140,494
TAL Education Group, ADR(b)	276,532	21,616,506
Tangshan Jidong Cement Co. Ltd., Class A	55,498	152,401
TBEA Co. Ltd., Class A	136,197	170,411
TCL Technology Group Corp., Class A	672,500	603,368
Tencent Holdings Ltd.	4,115,700	283,577,688
Tencent Music Entertainment Group, ADR(b)(c)	256,626	4,141,944
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	136,199	474,932
Tianma Microelectronics Co. Ltd., Class A	109,289	263,305
Tianqi Lithium Corp., Class A(b)	70,658	256,211
Tianshui Huatian Technology Co. Ltd., Class A	134,500	318,648
Tingyi Cayman Islands Holding Corp.	1,616,000	3,010,895
Toly Bread Co. Ltd., Class A	28,599	247,040
Tongcheng-Elong Holdings Ltd.(b)	645,600	1,184,541
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	107,600	211,429
Tongkun Group Co. Ltd., Class A	109,296	226,197
Tongling Nonferrous Metals Group Co. Ltd., Class A	968,400	316,450
Tongwei Co. Ltd., Class A	188,300	736,764
Topchoice Medical Corp., Class A(b)	26,900	680,283
Topsports International Holdings Ltd.(a)	807,000	970,458
Transfar Zhilian Co. Ltd., Class A	163,096	134,175
TravelSky Technology Ltd., Class H	540,000	1,038,167
Trip.com Group Ltd., ADR(b)(c)	341,092	9,277,702
Tsingtao Brewery Co. Ltd., Class H	316,000	2,813,347
Unigroup Guoxin Microelectronics Co. Ltd., Class A	26,900	489,017
Uni-President China Holdings Ltd.	1,076,000	1,166,215
Unisplendour Corp. Ltd., Class A(b)	80,700	506,598
Universal Scientific Industrial Shanghai Co. Ltd., Class A	80,700	280,017
Venustech Group Inc., Class A	28,598	161,819
Vipshop Holdings Ltd., ADR(b)	318,496	7,252,154
Visionox Technology Inc., Class A(b)	82,398	192,731
Walvax Biotechnology Co. Ltd., Class A	80,700	935,240
Wanda Film Holding Co. Ltd., Class A(b)	82,399	204,898
Wangsu Science & Technology Co. Ltd., Class A	107,600	138,177
Wanhua Chemical Group Co. Ltd., Class A	136,199	1,319,387
Want Want China Holdings Ltd.	3,497,000	2,585,457
Weibo Corp., ADR(b)(c)	41,695	1,440,979
Weichai Power Co. Ltd., Class A	269,000	624,187
Weichai Power Co. Ltd., Class H	1,345,600	2,902,949
Wens Foodstuffs Group Co. Ltd., Class A	258,898	881,268
Western Securities Co. Ltd., Class A	163,099	231,888
Westone Information Industry Inc., Class A	53,800	168,789
Will Semiconductor Ltd., Class A	26,900	792,822
Wingtech Technology Co. Ltd., Class A	38,700	843,360
Winning Health Technology Group Co. Ltd., Class A	108,138	357,709
Wuchan Zhongda Group Co. Ltd., Class A	243,799	160,034

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Wuhan Guide Infrared Co. Ltd., Class A	94,701	$529,476
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	109,298	714,320
Wuliangye Yibin Co. Ltd., Class A	163,099	5,084,243
WUS Printed Circuit Kunshan Co. Ltd., Class A	80,700	278,282
WuXi AppTec Co. Ltd., Class A	115,537	1,871,179
WuXi AppTec Co. Ltd., Class H(a)(c)	134,512	2,025,438
Wuxi Biologics Cayman Inc.(a)(b)	674,000	13,879,693
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	55,497	350,214
XCMG Construction Machinery Co. Ltd., Class A	405,198	368,771
Xiamen C & D Inc., Class A	134,500	180,818
Xiaomi Corp., Class B(a)(b)	7,497,400	14,336,594
Xinhu Zhongbao Co. Ltd., Class A	376,600	184,056
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	215,213	400,984
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	484,258	487,370
Xinyi Solar Holdings Ltd.	2,690,000	2,943,305
Yango Group Co. Ltd., Class A	188,300	187,025
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	53,800	241,656
Yanzhou Coal Mining Co. Ltd., Class A	107,600	141,878
Yanzhou Coal Mining Co. Ltd., Class H(c)	1,076,000	839,953
Yealink Network Technology Corp. Ltd., Class A	43,348	390,969
Yifeng Pharmacy Chain Co. Ltd., Class A	40,397	499,835
Yihai International Holding Ltd.	269,000	3,295,599
Yintai Gold Co. Ltd., Class A	107,600	289,925
Yonghui Superstores Co. Ltd., Class A	458,998	591,407
Yonyou Network Technology Co. Ltd., Class A	160,790	1,083,571
Yuexiu Property Co. Ltd.	4,842,000	887,156
Yum China Holdings Inc.	257,702	13,204,650
Yunda Holding Co. Ltd., Class A	105,720	363,196
Yunnan Baiyao Group Co. Ltd., Class A	55,498	871,614
Yunnan Energy New Material Co. Ltd., Class A	26,900	307,891
Yuzhou Group Holdings Co. Ltd.	1,345,000	603,933
Zai Lab Ltd., ADR(b)(c)	36,584	2,784,408
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	27,100	793,123
Zhaojin Mining Industry Co. Ltd., Class H	807,000	1,005,860
Zhejiang Century Huatong Group Co. Ltd., Class A	225,600	391,237
Zhejiang Chint Electrics Co. Ltd., Class A	107,600	488,863
Zhejiang Dahua Technology Co. Ltd., Class A	134,500	410,406
Zhejiang Dingli Machinery Co. Ltd., Class A	40,397	513,383
Zhejiang Expressway Co. Ltd., Class H	1,078,000	801,177
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	61,225	337,835
Zhejiang Huayou Cobalt Co. Ltd., Class A	53,800	329,713
Zhejiang Longsheng Group Co. Ltd., Class A	161,400	341,896
Zhejiang NHU Co. Ltd., Class A	109,298	461,175
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	175,300	595,953
Zhejiang Supor Co. Ltd., Class A	28,599	347,627
Zhejiang Weixing New Building Materials Co. Ltd., Class A	82,396	161,196
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	26,900	260,046
Zhengzhou Yutong Bus Co. Ltd., Class A	82,399	160,848
Zhenro Properties Group Ltd.	807,000	513,343
Zheshang Securities Co. Ltd., Class A	134,500	318,455
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	269,000	1,612,223
Zhongji Innolight Co. Ltd., Class A	28,599	242,163
Zhongjin Gold Corp. Ltd., Class A	136,199	221,362
Zhongsheng Group Holdings Ltd.(c)	403,500	2,491,223

Security	Shares	Value

China (continued)
Zhuzhou CRRC Times Electric Co. Ltd., Class H	403,500	$1,416,118
Zijin Mining Group Co. Ltd., Class A	860,800	721,728
Zijin Mining Group Co. Ltd., Class H	4,304,000	2,671,188
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	558,837	661,578
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(b)	838,200	863,053
ZTE Corp., Class A(b)	161,400	906,093
ZTE Corp., Class H	538,000	1,589,662
ZTO Express Cayman Inc., ADR	271,690	10,066,114

		1,849,054,920

Hong Kong — 8.0%
AIA Group Ltd.	8,663,600	78,305,744
ASM Pacific Technology Ltd.	242,200	2,721,945
Bank of East Asia Ltd. (The)(c)	968,400	2,204,146
BeiGene Ltd., ADR(b)	29,052	6,071,868
BOC Hong Kong Holdings Ltd.	2,690,000	7,497,097
Budweiser Brewing Co. APAC Ltd.(a)(c)	1,237,400	4,486,457
CK Asset Holdings Ltd.	1,883,132	10,460,225
CK Hutchison Holdings Ltd.	1,883,132	12,282,563
CK Infrastructure Holdings Ltd.	541,000	2,820,108
CLP Holdings Ltd.	1,210,500	11,464,311
Dairy Farm International Holdings Ltd.(c)	242,100	1,036,188
Galaxy Entertainment Group Ltd.	1,614,000	10,995,742
Hang Lung Properties Ltd.	1,345,000	3,300,805
Hang Seng Bank Ltd.(c)	538,000	8,462,001
Henderson Land Development Co. Ltd.	1,078,166	4,041,279
HK Electric Investments & HK Electric Investments Ltd.	1,883,000	1,948,551
HKT Trust & HKT Ltd.	2,690,640	3,964,686
Hong Kong & China Gas Co. Ltd.	7,629,441	10,946,735
Hong Kong Exchanges & Clearing Ltd.	837,753	40,016,536
Hongkong Land Holdings Ltd.(c)	780,100	2,956,579
Jardine Matheson Holdings Ltd.	172,700	7,066,884
Jardine Strategic Holdings Ltd.	155,700	3,145,140
Kerry Properties Ltd.	538,500	1,281,249
Kingboard Laminates Holdings Ltd.	1,076,000	1,209,254
Link REIT	1,479,500	11,482,533
Melco Resorts & Entertainment Ltd., ADR	161,400	2,656,644
MTR Corp. Ltd.	1,076,000	5,345,152
New World Development Co. Ltd.	1,046,166	5,102,459
Nine Dragons Paper Holdings Ltd.	1,345,000	1,407,441
NWS Holdings Ltd.	1,076,500	833,398
PCCW Ltd.	2,959,000	1,668,451
Power Assets Holdings Ltd.	1,076,000	5,990,736
Sands China Ltd.	1,721,600	6,664,086
Sino Land Co. Ltd.	2,153,200	2,608,778
SJM Holdings Ltd.	1,345,000	1,515,038
SSY Group Ltd.	1,076,000	678,904
Sun Hung Kai Properties Ltd.	941,500	11,528,522
Swire Pacific Ltd., Class A	404,500	2,001,571
Swire Properties Ltd.	807,000	1,863,862
Techtronic Industries Co. Ltd.	941,500	9,833,865
Vinda International Holdings Ltd.(c)	269,000	1,011,761
WH Group Ltd.(a)	6,725,000	5,978,588
Wharf Holdings Ltd. (The)	1,098,000	1,864,427
Wharf Real Estate Investment Co. Ltd.	1,082,000	3,825,295
Wynn Macau Ltd.(c)	1,183,600	2,073,919

		324,621,523

SCHEDULE OF INVESTMENTS	61

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India — 9.1%
Adani Ports & Special Economic Zone Ltd.	366,647	$1,544,757
Ambuja Cements Ltd.	456,493	1,343,012
Asian Paints Ltd.	204,978	4,700,281
Aurobindo Pharma Ltd.	204,709	2,393,163
Avenue Supermarts Ltd.(a)(b)	109,752	3,027,138
Axis Bank Ltd.	1,499,137	8,649,657
Bajaj Auto Ltd.	59,718	2,398,658
Bajaj Finance Ltd.	131,541	5,716,682
Bajaj Finserv Ltd.	27,438	2,276,057
Bandhan Bank Ltd.(a)	285,409	1,316,553
Berger Paints India Ltd.	165,973	1,168,051
Bharat Forge Ltd.	159,517	814,403
Bharat Petroleum Corp. Ltd.	469,674	2,597,843
Bharti Airtel Ltd.(b)	1,749,845	12,977,798
Bharti Infratel Ltd.	238,872	613,364
Biocon Ltd.(b)	190,721	1,044,202
Bosch Ltd.	5,380	940,527
Britannia Industries Ltd.	41,426	2,117,246
Cipla Ltd.	251,246	2,418,510
Coal India Ltd.	858,917	1,483,910
Colgate-Palmolive India Ltd.	44,385	844,420
Container Corp. of India Ltd.	155,482	937,516
Dabur India Ltd.	380,097	2,609,174
Divi’s Laboratories Ltd.	57,297	2,003,949
DLF Ltd.	426,634	804,938
Dr. Reddy’s Laboratories Ltd.	82,852	5,006,891
Eicher Motors Ltd.	9,684	2,671,548
GAIL India Ltd.	1,149,706	1,485,301
Godrej Consumer Products Ltd.	286,485	2,649,352
Grasim Industries Ltd.	216,276	1,830,089
Havells India Ltd.	184,534	1,438,409
HCL Technologies Ltd.	787,094	7,419,331
HDFC Asset Management Co. Ltd.(a)	34,432	1,113,629
HDFC Life Insurance Co. Ltd.(a)(b)	498,457	4,178,211
Hero MotoCorp Ltd.	70,209	2,511,805
Hindalco Industries Ltd.	839,280	1,829,729
Hindustan Petroleum Corp. Ltd.	436,587	1,254,686
Hindustan Unilever Ltd.	589,110	17,401,827
Housing Development Finance Corp. Ltd.	1,179,296	28,089,511
ICICI Bank Ltd.(b)	3,449,118	15,988,693
ICICI Lombard General Insurance Co. Ltd.(a)	141,763	2,470,206
ICICI Prudential Life Insurance Co. Ltd.(a)	238,603	1,442,382
Indian Oil Corp. Ltd.	1,350,649	1,596,858
Indraprastha Gas Ltd.(b)	139,880	754,814
Info Edge India Ltd.	42,233	1,803,324
Infosys Ltd.	2,430,415	31,382,201
InterGlobe Aviation Ltd.(a)	66,443	870,231
ITC Ltd.	2,464,847	6,396,659
JSW Steel Ltd.	608,209	1,790,584
Jubilant Foodworks Ltd.	52,993	1,218,671
Larsen & Toubro Ltd.	349,162	4,263,218
LIC Housing Finance Ltd.	215,200	755,088
Lupin Ltd.	160,593	1,988,938
Mahindra & Mahindra Ltd.	542,304	4,396,060
Marico Ltd.	327,642	1,591,733
Maruti Suzuki India Ltd.	85,811	7,183,463
Motherson Sumi Systems Ltd.	694,827	881,391
Nestle India Ltd.	16,646	3,676,238
NTPC Ltd.	1,704,922	1,982,666
Oil & Natural Gas Corp. Ltd.	1,804,452	1,888,569

Security	Shares	Value

India (continued)
Page Industries Ltd.	4,035	$1,068,894
Petronet LNG Ltd.	467,253	1,547,985
Pidilite Industries Ltd.	88,501	1,605,291
Piramal Enterprises Ltd.	68,326	1,345,651
Power Grid Corp. of India Ltd.	1,290,662	3,076,024
REC Ltd.	524,012	701,484
Reliance Industries Ltd.	2,042,786	56,443,013
SBI Life Insurance Co. Ltd.(a)(b)	311,233	3,797,615
Shree Cement Ltd.	6,187	1,795,514
Shriram Transport Finance Co. Ltd.	61,389	567,261
Siemens Ltd.	44,923	697,781
State Bank of India(b)	1,319,983	3,377,921
Sun Pharmaceutical Industries Ltd.	605,250	4,301,573
Tata Consultancy Services Ltd.	641,027	19,548,057
Tata Consumer Products Ltd.	313,923	1,796,154
Tata Motors Ltd.(b)	1,214,266	1,698,552
Tata Steel Ltd.	258,778	1,267,039
Tech Mahindra Ltd.	326,566	2,975,488
Titan Co. Ltd.	230,802	3,218,502
Torrent Pharmaceuticals Ltd.	35,239	1,254,638
UltraTech Cement Ltd.	87,963	4,841,037
United Spirits Ltd.(b)	209,551	1,627,950
UPL Ltd.(b)	358,308	2,290,058
Vedanta Ltd.	1,316,217	2,002,145
Wipro Ltd.	793,819	2,981,099
Zee Entertainment Enterprises Ltd.	621,331	1,152,343

		366,923,184

Indonesia — 1.6%
Ace Hardware Indonesia Tbk PT(b)	3,990,500	478,313
Adaro Energy Tbk PT	10,706,200	795,632
Astra International Tbk PT	14,579,800	5,142,875
Bank Central Asia Tbk PT	6,989,000	14,935,397
Bank Mandiri Persero Tbk PT	13,503,802	5,364,524
Bank Negara Indonesia Persero Tbk PT	5,433,815	1,712,024
Bank Rakyat Indonesia Persero Tbk PT	39,892,700	8,634,310
Barito Pacific Tbk PT(b)	19,179,700	1,247,994
Charoen Pokphand Indonesia Tbk PT	5,326,200	2,270,931
Gudang Garam Tbk PT	322,800	1,104,927
Hanjaya Mandala Sampoerna Tbk PT	5,944,900	694,250
Indah Kiat Pulp & Paper Corp. Tbk PT	2,017,500	1,077,842
Indocement Tunggal Prakarsa Tbk PT(b)	1,102,900	934,821
Indofood CBP Sukses Makmur Tbk PT	1,721,600	1,084,844
Indofood Sukses Makmur Tbk PT	3,174,200	1,402,301
Kalbe Farma Tbk PT	15,225,400	1,632,038
Perusahaan Gas Negara Tbk PT	7,881,700	682,901
Semen Indonesia Persero Tbk PT	2,125,100	1,342,743
Telekomunikasi Indonesia Persero Tbk PT	35,588,700	7,434,626
Unilever Indonesia Tbk PT	5,380,000	3,095,342
United Tractors Tbk PT	1,210,543	1,770,212
XL Axiata Tbk PT	2,555,500	437,586

		63,276,433

Malaysia — 2.0%
AMMB Holdings Bhd	1,264,300	864,734
Axiata Group Bhd	2,017,500	1,522,642
Carlsberg Brewery Malaysia Bhd	81,300	483,198
CIMB Group Holdings Bhd	4,250,200	3,598,636
Dialog Group Bhd	2,716,962	2,428,605
DiGi.Com Bhd	2,205,800	2,211,002
Fraser & Neave Holdings Bhd	107,600	824,764

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Gamuda Bhd	1,291,200	$1,084,121
Genting Bhd	1,614,000	1,457,929
Genting Malaysia Bhd	2,259,600	1,215,068
Genting Plantations Bhd	188,300	448,545
HAP Seng Consolidated Bhd	484,600	1,022,917
Hartalega Holdings Bhd	1,210,500	5,789,844
Hong Leong Bank Bhd	484,200	1,712,972
Hong Leong Financial Group Bhd	188,300	596,875
IHH Healthcare Bhd	1,506,400	1,918,528
IJM Corp. Bhd	2,044,400	771,472
IOI Corp. Bhd	1,452,600	1,569,082
Kuala Lumpur Kepong Bhd	322,800	1,781,491
Malayan Banking Bhd	2,716,900	4,914,770
Malaysia Airports Holdings Bhd	699,400	870,951
Maxis Bhd(c)	1,748,500	2,185,625
MISC Bhd	968,400	1,802,046
Nestle Malaysia Bhd	55,200	1,848,679
Petronas Chemicals Group Bhd	1,748,500	2,548,521
Petronas Dagangan Bhd	188,300	954,823
Petronas Gas Bhd	564,900	2,238,283
PPB Group Bhd	457,320	2,124,812
Press Metal Aluminium Holdings Bhd	1,049,100	1,197,558
Public Bank Bhd	2,098,230	8,412,715
QL Resources Bhd	430,400	990,732
RHB Bank Bhd	1,210,545	1,433,240
Sime Darby Bhd	1,963,700	1,009,638
Sime Darby Plantation Bhd	1,587,100	1,950,187
Telekom Malaysia Bhd	833,900	786,698
Tenaga Nasional Bhd	1,883,000	5,080,547
Top Glove Corp. Bhd	1,102,900	6,731,852
Westports Holdings Bhd	672,500	623,331
YTL Corp. Bhd	2,259,678	415,696

		79,423,129

Pakistan — 0.0%
Habib Bank Ltd.	457,300	335,728
MCB Bank Ltd.	342,500	364,047
Oil & Gas Development Co. Ltd.	511,100	350,788

		1,050,563

Philippines — 0.8%
Aboitiz Equity Ventures Inc.	1,452,650	1,420,312
Aboitiz Power Corp.	1,076,000	561,603
Ayala Corp.	207,138	3,062,139
Ayala Land Inc.	5,918,000	4,010,040
Bank of the Philippine Islands	618,706	858,614
BDO Unibank Inc.	1,468,740	2,630,008
Globe Telecom Inc.	24,210	1,016,796
GT Capital Holdings Inc.	67,255	600,784
International Container Terminal Services Inc.	745,130	1,463,150
JG Summit Holdings Inc.	2,049,787	2,604,778
Jollibee Foods Corp.	330,870	908,910
Manila Electric Co.	161,400	870,320
Megaworld Corp.	8,877,000	541,897
Metro Pacific Investments Corp.	10,491,200	666,054
Metropolitan Bank & Trust Co.	1,276,040	889,312
PLDT Inc.	61,875	1,687,134
Puregold Price Club Inc.	699,400	683,119
Robinsons Land Corp.	1,721,667	538,809
SM Investments Corp.	168,040	3,043,212
SM Prime Holdings Inc.	7,263,025	4,433,720

Security	Shares	Value

Philippines (continued)
Universal Robina Corp.	653,670	$1,628,057

		34,118,768

Singapore — 2.6%
Ascendas REIT	2,240,420	5,783,626
BOC Aviation Ltd.(a)	161,400	932,972
CapitaLand Commercial Trust	1,909,966	2,242,431
CapitaLand Ltd.	1,829,200	3,681,610
CapitaLand Mall Trust	1,856,100	2,558,178
City Developments Ltd.	349,700	2,086,010
DBS Group Holdings Ltd.	1,291,200	18,615,200
Genting Singapore Ltd.(c)	4,465,400	2,393,400
Jardine Cycle & Carriage Ltd.	80,966	1,180,865
Keppel Corp. Ltd.	1,022,200	4,025,290
Mapletree Commercial Trust(c)	1,560,200	2,093,465
Mapletree Logistics Trust	1,694,700	2,632,328
Oversea-Chinese Banking Corp. Ltd.(c)	2,340,375	14,609,210
Singapore Airlines Ltd.(c)	968,400	2,415,174
Singapore Exchange Ltd.	539,500	3,214,260
Singapore Technologies Engineering Ltd.(c)	1,156,700	2,758,265
Singapore Telecommunications Ltd.	5,837,300	10,556,774
Suntec REIT(c)	1,398,800	1,366,872
United Overseas Bank Ltd.	832,100	11,765,783
UOL Group Ltd.(c)	322,800	1,558,329
Venture Corp. Ltd.	188,300	2,457,938
Wilmar International Ltd.	1,398,800	4,712,649
Yangzijiang Shipbuilding Holdings Ltd.(c)	1,775,400	1,184,636

		104,825,265

South Korea — 12.1%
Amorepacific Corp.	23,134	3,223,304
AMOREPACIFIC Group	20,175	902,575
BGF retail Co. Ltd.	5,649	590,314
BNK Financial Group Inc.	200,943	866,919
Celltrion Healthcare Co. Ltd.(b)(c)	48,420	3,840,599
Celltrion Inc.(b)	67,519	16,803,243
Celltrion Pharm Inc.(b)	11,954	1,180,952
Cheil Worldwide Inc.	54,338	875,684
CJ CheilJedang Corp.	5,918	1,917,364
CJ Corp.	10,760	744,187
CJ ENM Co. Ltd.	8,070	779,635
CJ Logistics Corp.(b)	6,725	863,627
Coway Co. Ltd.	35,239	2,268,618
Daelim Industrial Co. Ltd.	19,906	1,398,466
Daewoo Engineering & Construction Co. Ltd.(b)	128,582	376,659
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(b)	26,900	533,981
DB Insurance Co. Ltd.	35,508	1,403,749
Doosan Bobcat Inc.	34,701	784,952
Douzone Bizon Co. Ltd.	13,988	1,226,915
E-MART Inc.	14,257	1,364,192
Fila Holdings Corp.	35,239	987,899
GS Engineering & Construction Corp.	42,502	961,414
GS Holdings Corp.	36,584	1,074,736
GS Retail Co. Ltd.	20,444	589,434
Hana Financial Group Inc.	228,381	5,654,893
Hankook Tire & Technology Co. Ltd.	53,531	1,170,457
Hanmi Pharm Co. Ltd.	4,943	1,093,235
Hanon Systems	136,383	1,140,150
Hanwha Corp.	26,900	573,493
Hanwha Solutions Corp.	75,589	1,617,861
Helixmith Co. Ltd.(b)(c)	17,485	793,972

SCHEDULE OF INVESTMENTS	63

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
HLB Inc.(b)(c)	31,963	$2,242,829
Hotel Shilla Co. Ltd.	23,134	1,365,050
Hyundai Department Store Co. Ltd.	9,684	485,257
Hyundai Engineering & Construction Co. Ltd.	56,490	1,626,328
Hyundai Glovis Co. Ltd.	13,450	1,258,750
Hyundai Heavy Industries Holdings Co. Ltd.	6,994	1,388,351
Hyundai Marine & Fire Insurance Co. Ltd.	45,192	883,812
Hyundai Mobis Co. Ltd.	48,689	8,398,178
Hyundai Motor Co.	107,331	11,396,149
Hyundai Steel Co.	58,911	1,226,282
Industrial Bank of Korea	180,768	1,230,509
Kakao Corp.	40,619	11,711,118
Kangwon Land Inc.	82,045	1,573,551
KB Financial Group Inc.	284,333	8,412,572
Kia Motors Corp.	186,824	6,335,143
KMW Co. Ltd.(b)(c)	19,099	1,138,181
Korea Aerospace Industries Ltd.	53,531	1,076,102
Korea Electric Power Corp.(b)	181,037	2,902,305
Korea Gas Corp.	19,906	423,550
Korea Investment Holdings Co. Ltd.	29,052	1,187,538
Korea Shipbuilding & Offshore Engineering Co. Ltd.(b)	28,514	2,134,840
Korea Zinc Co. Ltd.	5,649	1,962,973
Korean Air Lines Co. Ltd.(b)	57,686	842,485
KT&G Corp.	83,390	5,662,457
Kumho Petrochemical Co. Ltd.	13,181	935,968
LG Chem Ltd.	32,818	15,645,983
LG Corp.	77,722	4,827,453
LG Display Co. Ltd.(b)	168,125	1,778,055
LG Electronics Inc.	78,279	4,645,229
LG Household & Health Care Ltd.	6,725	7,738,774
LG Innotek Co. Ltd.	10,222	1,381,351
LG Uplus Corp.	145,532	1,398,641
Lotte Chemical Corp.	11,836	1,673,968
Lotte Corp.	18,292	475,954
Lotte Shopping Co. Ltd.	7,801	510,070
Meritz Securities Co. Ltd.	193,680	500,700
Mirae Asset Daewoo Co. Ltd.	216,545	1,434,061
NAVER Corp.	88,646	22,395,875
NCSoft Corp.	11,836	8,056,904
Netmarble Corp.(a)(b)	15,333	1,647,326
NH Investment & Securities Co. Ltd., Class C	72,899	537,228
Orion Corp.	17,216	1,936,330
Ottogi Corp.	807	377,964
Pan Ocean Co. Ltd.(b)	184,803	545,226
Pearl Abyss Corp.(b)	4,035	638,407
POSCO	50,841	8,257,289
POSCO Chemical Co. Ltd.	15,602	990,021
Posco International Corp.	36,584	425,288
S-1 Corp.	12,374	939,942
Samsung Biologics Co. Ltd.(a)(b)	11,836	7,282,011
Samsung C&T Corp.	59,449	5,289,235
Samsung Card Co. Ltd.	21,789	517,566
Samsung Electro-Mechanics Co. Ltd.	40,350	4,758,414
Samsung Electronics Co. Ltd.	3,416,031	166,013,257
Samsung Engineering Co. Ltd.(b)	113,249	1,131,159
Samsung Fire & Marine Insurance Co. Ltd.	22,327	3,213,934
Samsung Heavy Industries Co. Ltd.(b)	328,987	1,579,491
Samsung Life Insurance Co. Ltd.	48,689	1,943,228
Samsung SDI Co. Ltd.	39,543	13,193,170
Samsung SDS Co. Ltd.(c)	25,286	3,533,758

Security	Shares	Value

South Korea (continued)
Samsung Securities Co. Ltd.	46,537	$1,130,809
Shinhan Financial Group Co. Ltd.	327,373	8,270,881
Shinsegae Inc.	5,111	896,591
SK Holdings Co. Ltd.	25,286	4,701,065
SK Hynix Inc.	390,319	27,126,417
SK Innovation Co. Ltd.	42,502	4,530,598
SK Telecom Co. Ltd.	14,257	2,638,634
S-Oil Corp.	31,204	1,597,653
Woori Financial Group Inc.	377,078	2,690,249
Yuhan Corp.	34,163	1,643,059

		487,842,975

Taiwan — 14.4%
Accton Technology Corp.	269,000	2,107,409
Acer Inc.	2,152,830	1,491,831
Advantech Co. Ltd.	328,413	3,464,118
Airtac International Group	110,000	2,305,552
ASE Technology Holding Co. Ltd.	2,421,110	6,248,132
Asia Cement Corp.	1,614,448	2,201,683
Asustek Computer Inc.	541,100	3,998,981
AU Optronics Corp.(b)	6,725,580	2,293,555
Catcher Technology Co. Ltd.	541,000	3,989,008
Cathay Financial Holding Co. Ltd.	5,848,357	7,905,748
Chailease Holding Co. Ltd.	867,293	3,626,735
Chang Hwa Commercial Bank Ltd.	3,766,179	2,442,691
Cheng Shin Rubber Industry Co. Ltd.	1,345,303	1,559,099
Chicony Electronics Co. Ltd.	550,961	1,634,386
China Airlines Ltd.(b)	2,155,330	587,861
China Development Financial Holding Corp.	9,684,734	2,856,376
China Life Insurance Co. Ltd.	1,883,072	1,304,899
China Steel Corp.	8,608,484	5,818,430
Chunghwa Telecom Co. Ltd.	2,690,110	10,055,370
Compal Electronics Inc.	2,421,000	1,541,301
CTBC Financial Holding Co. Ltd.	12,374,456	8,194,864
Delta Electronics Inc.	1,345,000	9,182,611
E.Sun Financial Holding Co. Ltd.	8,423,118	7,792,128
Eclat Textile Co. Ltd.	134,208	1,585,143
Eva Airways Corp.	1,614,476	597,964
Evergreen Marine Corp. Taiwan Ltd.(b)	1,887,942	708,917
Far Eastern New Century Corp.	2,152,040	1,880,634
Far EasTone Telecommunications Co. Ltd.	1,079,000	2,324,153
Feng TAY Enterprise Co. Ltd.	299,117	1,791,976
First Financial Holding Co. Ltd.	7,263,545	5,851,599
Formosa Chemicals & Fibre Corp.	2,421,740	5,571,874
Formosa Petrochemical Corp.	807,000	2,245,148
Formosa Plastics Corp.	2,690,400	7,209,422
Formosa Taffeta Co. Ltd.	269,000	277,315
Foxconn Technology Co. Ltd.	538,666	996,627
Fubon Financial Holding Co. Ltd.	4,304,111	6,134,142
Giant Manufacturing Co. Ltd.	269,000	2,832,836
Globalwafers Co. Ltd.	153,000	2,201,420
Highwealth Construction Corp.	540,880	790,239
Hiwin Technologies Corp.	190,482	2,009,215
Hon Hai Precision Industry Co. Ltd.	8,877,516	23,758,632
Hotai Motor Co. Ltd.	210,000	4,802,949
Hua Nan Financial Holdings Co. Ltd., Class C	5,918,251	4,060,723
Innolux Corp.	5,649,981	1,600,807
Inventec Corp.	1,883,460	1,607,349
Largan Precision Co. Ltd.	75,000	9,792,794
Lite-On Technology Corp.	1,883,371	3,188,831
MediaTek Inc.	1,076,391	25,757,398

64	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Mega Financial Holding Co. Ltd.	7,801,827	$8,615,580
Micro-Star International Co. Ltd.	538,000	2,396,661
Nan Ya Plastics Corp.	3,766,000	7,854,805
Nanya Technology Corp.	1,079,000	2,232,071
Nien Made Enterprise Co. Ltd.	68,000	747,444
Novatek Microelectronics Corp.	419,000	4,147,878
Pegatron Corp.	1,345,000	2,832,836
Phison Electronics Corp.	116,000	1,166,157
Pou Chen Corp.	1,614,000	1,462,790
Powertech Technology Inc.	539,200	1,807,487
President Chain Store Corp.	414,000	3,957,057
Quanta Computer Inc.	2,156,000	6,020,270
Realtek Semiconductor Corp.	269,642	3,447,095
Ruentex Development Co. Ltd.	326,977	567,015
Shanghai Commercial & Savings Bank Ltd. (The)	2,622,088	3,790,658
Shin Kong Financial Holding Co. Ltd.(b)	7,532,239	2,188,102
SinoPac Financial Holdings Co. Ltd.	7,801,925	2,836,386
Standard Foods Corp.	368,844	771,822
Synnex Technology International Corp.	807,950	1,208,015
Taishin Financial Holding Co. Ltd.	6,326,012	2,882,871
Taiwan Business Bank	3,672,928	1,266,332
Taiwan Cement Corp.	3,228,398	4,959,221
Taiwan Cooperative Financial Holding Co. Ltd.	6,725,793	4,913,276
Taiwan High Speed Rail Corp.	1,345,000	1,528,905
Taiwan Mobile Co. Ltd.	1,076,000	3,856,697
Taiwan Semiconductor Manufacturing Co. Ltd.	17,666,670	256,606,806
Tatung Co. Ltd.(b)	1,350,000	737,340
Uni-President Enterprises Corp.	3,497,694	8,536,931
United Microelectronics Corp.	8,070,000	6,156,941
Vanguard International Semiconductor Corp.	540,000	1,754,869
Walsin Technology Corp.	269,000	1,611,548
Win Semiconductors Corp.	271,000	2,932,530
Winbond Electronics Corp.	2,152,000	962,338
Wistron Corp.	2,152,169	2,534,600
Wiwynn Corp.	55,000	1,471,949
WPG Holdings Ltd.	1,076,100	1,465,681
Yageo Corp.	211,217	2,804,739
Yuanta Financial Holding Co. Ltd.	6,994,556	4,297,804
Zhen Ding Technology Holding Ltd.	269,097	1,240,100

		582,752,482

Thailand — 2.3%
Advanced Info Service PCL, NVDR	860,800	5,106,967
Airports of Thailand PCL, NVDR(c)	3,039,700	5,020,269
Asset World Corp. PCL, NVDR(c)	3,766,000	485,507
B Grimm Power PCL, NVDR	564,900	887,681
Bangkok Bank PCL, Foreign	349,700	1,115,855
Bangkok Commercial Asset Management PCL, NVDR(c)	1,156,700	912,525
Bangkok Dusit Medical Services PCL, NVDR	7,289,900	5,166,577
Bangkok Expressway & Metro PCL, NVDR	5,649,000	1,603,260
Berli Jucker PCL, NVDR	833,900	989,475
BTS Group Holdings PCL, NVDR	5,433,800	1,829,709
Bumrungrad Hospital PCL, NVDR	295,900	1,086,525
Central Pattana PCL, NVDR	1,694,700	2,622,281
Central Retail Corp. PCL(b)	1,291,274	1,221,601
Charoen Pokphand Foods PCL, NVDR	2,905,200	3,144,408
CP ALL PCL, NVDR(b)	4,169,500	9,125,900
Electricity Generating PCL, NVDR	189,800	1,442,559
Energy Absolute PCL, NVDR	1,129,800	1,711,955
Global Power Synergy PCL, NVDR	511,100	1,122,756

Security	Shares	Value

Thailand (continued)
Gulf Energy Development PCL	1,533,300	$1,659,549
Home Product Center PCL, NVDR	4,384,743	2,193,602
Indorama Ventures PCL, NVDR(c)	1,156,700	927,363
Intouch Holdings PCL, NVDR	1,614,000	2,937,369
IRPC PCL, NVDR	8,123,800	661,732
Kasikornbank PCL, Foreign	860,800	2,236,023
Kasikornbank PCL, NVDR(c)	427,275	1,109,894
Krung Thai Bank PCL, NVDR	2,501,775	790,266
Krungthai Card PCL, NVDR	538,000	530,538
Land & Houses PCL, NVDR	5,568,300	1,321,428
Minor International PCL, NVDR(b)(c)	1,990,620	1,161,847
Muangthai Capital PCL, NVDR(b)	511,100	819,530
Osotspa PCL	511,100	696,601
PTT Exploration & Production PCL, NVDR	1,022,284	2,983,335
PTT Global Chemical PCL, NVDR	1,640,976	2,473,370
PTT PCL, NVDR	8,204,500	10,261,381
Ratch Group PCL, NVDR	564,900	1,082,427
Siam Cement PCL (The), NVDR	564,900	6,920,285
Siam Commercial Bank PCL (The), NVDR	591,800	1,271,566
Srisawad Corp PCL, NVDR(b)	538,000	828,157
Thai Oil PCL, NVDR(c)	833,900	1,123,188
Thai Union Group PCL, NVDR	2,313,400	994,133
TMB Bank PCL, NVDR	15,844,125	482,704
Total Access Communication PCL, NVDR	538,000	634,058
True Corp. PCL, NVDR(c)	8,554,290	921,748

		91,617,904

Total Common Stocks — 98.6% (Cost: $3,107,890,510)		3,985,507,146

Preferred Stocks

South Korea — 0.7%
Amorepacific Corp., Preference Shares, NVS	6,187	319,372
Hyundai Motor Co.
Preference Shares, NVS	17,485	1,012,645
Series 2, Preference Shares, NVS	23,403	1,359,315
LG Chem Ltd., Preference Shares, NVS	5,649	1,261,234
LG Household & Health Care Ltd., Preference Shares, NVS	1,614	967,262
Samsung Electronics Co. Ltd., Preference Shares, NVS	592,069	24,599,140

		29,518,968

Total Preferred Stocks — 0.7% (Cost: $11,849,808)		29,518,968

Rights

China — 0.0%
Legend Holdings Corp., Class H, (Expires 08/17/20)(b)	26,907	0	(e)

Total Rights — 0.0% (Cost: $0)		0	(e)

Short-Term Investments

Money Market Funds — 3.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(f)(g)(h)	131,259,247	131,403,632

SCHEDULE OF INVESTMENTS	65

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(f)(g)	7,640,000	$7,640,000

		139,043,632

Total Short-Term Investments — 3.4% (Cost: $138,933,742)		139,043,632

Total Investments in Securities — 102.7% (Cost: $3,258,674,060)		4,154,069,746

Other Assets, Less Liabilities — (2.7)%		(110,789,748)

Net Assets — 100.0%		$4,043,279,998

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$99,315,926	$32,069,887	(a)	$—	$(47,429)	$65,248	$131,403,632	131,259,247	$1,851,219	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,401,000	3,239,000	(a)	—	—	—	7,640,000	7,640,000	67,380		—

					$(47,429)	$65,248	$139,043,632		$1,918,599		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Hang Seng China Enterprises Index	4	08/28/20	$259	$(2,428)
Hang Seng Index	24	08/28/20	3,802	(19,088)
MSCI Emerging Markets E-Mini Index	402	09/18/20	21,493	1,063,665

				$1,042,149

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,063,665

66	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® MSCI All Country Asia ex Japan ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$21,516

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(366,290)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,679,393

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,336,098

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$3,981,515,042	$—		$3,992,104	$3,985,507,146
Preferred Stocks	29,518,968	—		—	29,518,968
Rights	—	0	(a)	—	0	(a)
Money Market Funds	139,043,632	—		—	139,043,632

	$4,150,077,642	$0	(a)	$3,992,104	$4,154,069,746

Derivative financial instruments(b)
Assets
Futures Contracts	$1,063,665	$—		$—	$1,063,665
Liabilities
Futures Contracts	(21,516)	—		—	(21,516)

	$1,042,149	$—		$—	$1,042,149

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	67

Schedule of Investments July 31, 2020	iShares® MSCI Europe Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.7%
Erste Group Bank AG(a)	159,146	$3,556,794
Raiffeisen Bank International AG	85,841	1,476,926

		5,033,720

Belgium — 2.8%
Ageas SA/NV	100,802	3,796,468
Groupe Bruxelles Lambert SA	64,672	5,637,710
KBC Group NV	142,186	8,124,280
Sofina SA	8,684	2,443,982

		20,002,440

Denmark — 1.2%
Danske Bank A/S(a)	392,360	6,328,939
Tryg A/S	67,767	2,002,245

		8,331,184

Finland — 3.3%
Nordea Bank Abp(a)	1,844,686	14,284,584
Sampo OYJ, Class A	267,729	9,709,801

		23,994,385

France — 9.9%
Amundi SA(a)(b)	34,626	2,632,779
AXA SA	1,100,493	21,945,678
BNP Paribas SA(a)	639,756	25,808,388
CNP Assurances(a)	96,368	1,161,203
Credit Agricole SA(a)	656,872	6,311,879
Eurazeo SE(a)	22,649	1,185,926
Natixis SA(a)	533,741	1,297,011
SCOR SE(a)	89,780	2,314,394
Societe Generale SA(a)	461,051	7,078,783
Wendel SE	15,031	1,408,602

		71,144,643

Germany — 15.3%
Allianz SE, Registered	237,249	49,437,980
Commerzbank AG(a)	574,420	2,954,065
Deutsche Bank AG, Registered(a)	1,116,300	10,020,308
Deutsche Boerse AG	107,937	19,732,448
Hannover Rueck SE	34,330	5,821,355
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	82,119	21,829,364

		109,795,520

Italy — 6.6%
Assicurazioni Generali SpA	629,242	9,420,035
FinecoBank Banca Fineco SpA(a)	278,446	4,041,696
Intesa Sanpaolo SpA(a)	8,493,938	17,147,256
Mediobanca Banca di Credito Finanziario SpA	371,124	2,974,553
Poste Italiane SpA(b)	312,673	2,866,192
UniCredit SpA(a)	1,213,260	11,077,163

		47,526,895

Netherlands — 4.2%
ABN AMRO Bank NV, CVA(b)	242,422	2,013,528
Aegon NV	1,016,105	3,011,070
EXOR NV	64,222	3,618,661
ING Groep NV	2,220,616	15,482,178
NN Group NV	166,975	6,120,886

		30,246,323

Norway — 1.5%
DNB ASA(a)	540,823	8,253,361

Security	Shares	Value

Norway (continued)
Gjensidige Forsikring ASA(a)	113,839	$2,337,255

		10,590,616

Spain — 5.5%
Banco Bilbao Vizcaya Argentaria SA	3,796,830	11,839,474
Banco Santander SA(a)	9,460,025	20,231,866
Bankinter SA	387,294	2,006,847
CaixaBank SA	2,049,725	4,411,315
Mapfre SA	611,786	1,103,965

		39,593,467

Sweden — 7.4%
EQT AB	134,410	3,151,213
Industrivarden AB, Class C(a)	89,618	2,202,541
Investor AB, Class B	258,859	15,293,610
Kinnevik AB, Class B	137,640	4,827,817
L E Lundbergforetagen AB, Class B(a)	42,987	2,014,658
Skandinaviska Enskilda Banken AB, Class A(a)	926,807	8,971,340
Svenska Handelsbanken AB, Class A(a)	885,156	8,379,876
Swedbank AB, Class A(a)	515,372	8,368,359

		53,209,414

Switzerland — 15.6%
Baloise Holding AG, Registered	26,463	4,037,665
Banque Cantonale Vaudoise, Registered	17,255	1,815,218
Credit Suisse Group AG, Registered	1,378,947	14,724,735
Julius Baer Group Ltd.	127,322	5,598,417
Partners Group Holding AG	10,628	10,295,035
Swiss Life Holding AG, Registered	18,128	6,633,848
Swiss Re AG	167,183	13,187,921
UBS Group AG, Registered	2,085,621	24,519,860
Zurich Insurance Group AG	85,086	31,445,436

		112,258,135

United Kingdom — 25.5%
3i Group PLC	554,428	6,473,499
Admiral Group PLC	108,240	3,409,559
Aviva PLC	2,215,562	7,668,196
Barclays PLC	9,858,655	13,011,942
Direct Line Insurance Group PLC	778,097	3,026,991
Hargreaves Lansdown PLC	190,329	4,369,120
HSBC Holdings PLC	11,555,702	51,900,975
Legal & General Group PLC	3,382,194	9,499,735
Lloyds Banking Group PLC	39,997,129	13,798,630
London Stock Exchange Group PLC	178,918	19,922,960
M&G PLC	1,479,880	3,119,401
Natwest Group PLC	2,752,113	3,828,876
Prudential PLC	1,480,400	21,480,135
RSA Insurance Group PLC	587,000	3,305,946
Schroders PLC	71,111	2,767,328
St. James’s Place PLC	304,511	3,765,696
Standard Chartered PLC	1,547,190	7,834,388
Standard Life Aberdeen PLC	1,328,044	4,364,615

		183,547,992

Total Common Stocks — 99.5% (Cost: $1,017,188,649)		715,274,734

68	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(c)(d)	270,000	$270,000

Total Short-Term Investments — 0.0% (Cost: $270,000)		270,000

Total Investments in Securities — 99.5% (Cost: $1,017,458,649)		715,544,734

Other Assets, Less Liabilities — 0.5%		3,378,498

Net Assets — 100.0%		$718,923,232

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$10,114,841	$—	$(10,114,766	)(a)	$(75)	$—	$—	—	$11,648	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	396,000	—	(126,000	)(a)	—	—	270,000	270,000	3,570		—

					$(75)	$—	$270,000		$15,218		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	69	09/18/20	$2,597	$(103,050)
FTSE 100 Index	16	09/18/20	1,236	(59,680)

				$(162,730)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$162,730

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Financials ETF

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$303,963

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(162,730)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,281,977

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$715,274,734	$—	$—	$715,274,734
Money Market Funds	270,000	—	—	270,000

	$715,544,734	$—	$—	$715,544,734

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(162,730)	$—	$—	$(162,730)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

70	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.0%
AED Oil Ltd.(a)(b)	11,395	$0	(c)

Austria — 1.9%
Agrana Beteiligungs AG	1,200	24,776
ams AG(b)	26,536	442,218
AT&S Austria Technologie & Systemtechnik AG	2,731	51,671
BAWAG Group AG(b)(d)	7,234	264,838
CA Immobilien Anlagen AG(b)	6,545	205,870
DO & CO AG(b)(e)	655	33,809
EVNAG	3,801	63,195
FACC AG(b)(e)	1,982	12,234
IMMOFINANZ AG(b)	7,996	132,657
Kapsch TrafficCom AG	510	9,106
Lenzing AG(b)	1,381	64,423
Oesterreichische Post AG(e)	3,404	109,285
Palfinger AG(b)	1,338	36,944
Porr AG(b)(e)	1,114	18,179
S IMMO AG	4,556	79,842
S&T AG(b)	4,793	131,038
Schoeller-Bleckmann Oilfield Equipment AG	1,091	28,511
Semperit AG Holding(b)	1,083	21,515
Telekom Austria AG(b)	17,141	129,318
UNIQA Insurance Group AG	12,542	79,049
Vienna Insurance Group AG Wiener Versicherung Gruppe(b)	3,818	84,878
Wienerberger AG(b)	11,752	270,570
Zumtobel Group AG	2,711	20,837

		2,314,763

Belgium — 2.7%
Ackermans & van Haaren NV(b)	2,390	308,053
Aedifica SA	2,508	290,640
AGFA-Gevaert NV(b)	14,908	60,466
Barco NV	7,000	138,168
Befimmo SA	2,361	107,487
Bekaert SA	3,591	70,107
Biocartis NV(b)(d)(e)	4,908	25,652
bpost SA(b)	10,488	68,211
Cie. d’Entreprises CFE(b)	811	51,403
Cofinimmo SA	2,491	356,418
D’ieteren SA/NV	2,254	122,473
Econocom Group SA/NV	12,862	35,742
Euronav NV	18,196	176,438
Exmar NV(b)	2,902	6,795
Fagron	6,252	140,171
Gimv NV	1,937	104,676
Intervest Offices & Warehouses NV	2,057	52,905
Ion Beam Applications(e)	2,422	20,764
KBC Ancora(b)	3,998	134,548
Kinepolis Group NV(b)(e)	1,394	49,782
Melexis NV	2,002	171,279
Mithra Pharmaceuticals SA(b)	1,701	34,436
Montea CVA	1,028	114,875
Ontex Group NV(b)(e)	6,713	95,893
Orange Belgium SA	3,020	50,782
Recticel SA	3,679	37,370
Retail Estates NV	1,030	65,892
Sioen Industries NV(b)	661	13,679
Tessenderlo Group SA(b)	1,759	52,416

Security	Shares	Value

Belgium (continued)
Van de Velde NV(b)	575	$12,987
Warehouses De Pauw CVA	13,180	423,142
X-Fab Silicon Foundries SE(b)(d)(e)	6,679	23,773

		3,417,423

China — 0.0%
Boshiwa International Holding Ltd.(a)(b)(e)	20,000	0	(c)

Denmark — 3.2%
ALK-Abello A/S(b)	671	189,625
Alm Brand A/S(b)	6,427	65,916
Bavarian Nordic A/S(b)	5,942	184,242
Chemometec A/S	1,241	70,732
D/S Norden A/S	2,853	42,849
Dfds A/S(b)	3,616	112,235
Drilling Co. of 1972 A/S (The)(b)(e)	2,282	52,968
FLSmidth & Co. A/S(b)	4,199	125,030
ISS A/S(b)	16,097	248,356
Jyske Bank A/S, Registered(b)	5,927	189,893
Matas A/S(b)	3,683	37,013
Netcompany Group A/S(b)(d)	4,073	293,578
Nilfisk Holding A/S(b)	2,234	30,857
NKT A/S(b)	3,283	91,370
NNIT A/S(d)	1,201	22,614
Per Aarsleff Holding A/S	1,852	72,038
Ringkjoebing Landbobank A/S	2,872	214,078
Rockwool International A/S, Class B	876	285,387
Royal Unibrew A/S(b)	5,083	515,026
Scandinavian Tobacco Group A/S(d)	6,675	98,451
Schouw & Co. A/S	1,329	109,297
SimCorp A/S	4,128	482,359
Spar Nord Bank A/S(b)	9,068	75,007
Sydbank A/S(b)	6,293	119,693
Topdanmark A/S	4,586	196,294
Zealand Pharma A/S(b)	2,690	93,273

		4,018,181

Finland — 3.2%
Adapteo OYJ(b)	3,773	31,974
Aktia Bank OYJ(b)	5,614	57,623
BasWare OYJ(b)	881	36,462
Cargotec OYJ, Class B	4,046	120,854
Caverion OYJ(b)	10,356	77,150
Citycon OYJ(e)	6,327	46,087
Finnair OYJ(b)	69,597	39,322
F-Secure OYJ(b)	9,166	32,029
Huhtamaki OYJ(b)	9,892	442,158
Kemira OYJ	10,269	137,095
Kesko OYJ, Class B	26,437	565,838
Konecranes OYJ	6,559	167,220
Metsa Board OYJ	18,071	141,356
Metso Outotec Oyj	62,964	409,502
Musti Group OYJ(b)	2,392	48,651
Neles Oyj	10,650	154,146
Nokian Renkaat OYJ	13,388	322,325
Oriola OYJ, Class B	12,398	26,976
Outokumpu OYJ(b)(e)	31,543	85,043
Rovio Entertainment OYJ(d)(e)	4,252	28,559
Sanoma OYJ	7,300	82,438
TietoEVRY OYJ	10,274	302,510
Tokmanni Group Corp.	4,764	89,571
Uponor OYJ	5,737	96,468

SCHEDULE OF INVESTMENTS	71

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Valmet OYJ	13,744	$385,342
YIT OYJ	13,983	81,682

		4,008,381

France — 4.9%
AB Science SA(b)	2,952	30,753
ABC arbitrage	3,658	30,063
Air France-KLM(b)(e)	19,944	82,284
Akka Technologies	1,227	25,565
AKWEL	908	14,345
Albioma SA	2,579	115,735
ALD SA(d)(e)	10,373	104,016
Alten SA(b)	2,958	231,557
APERAM SA	5,010	142,421
Aubay	682	26,855
Beneteau SA(e)	3,547	25,669
Boiron SA	451	17,813
Bonduelle SCA	1,658	39,996
Carmila SA	4,665	55,164
Cellectis SA(b)	3,404	53,938
CGG SA(b)	72,350	61,411
Chargeurs SA	1,671	27,703
Cie. des Alpes	922	16,310
Cie. Plastic Omnium SA	6,118	123,494
Coface SA(b)	9,112	72,192
DBV Technologies SA(b)	3,744	30,814
Derichebourg SA	9,691	28,099
Devoteam SA	567	65,506
Elior Group SA(d)(e)	9,850	54,627
Elis SA(b)	19,169	233,927
Eramet(b)	1,013	27,683
Etablissements Maurel et Prom SA	7,791	15,367
Europcar Mobility Group(b)(d)(e)	10,240	16,020
Eutelsat Communications SA	17,791	180,295
FFP	489	38,106
Fnac Darty SA(b)	1,700	67,303
Gaztransport Et Technigaz SA	2,267	209,767
Genfit(b)(e)	3,844	19,164
GL Events(b)	793	10,127
Groupe Crit(b)	272	15,133
Groupe Guillin	704	17,441
Guerbet	551	19,645
ID Logistics Group(b)	254	55,566
Imerys SA	3,273	120,444
Innate Pharma SA(b)(e)	6,209	37,959
Interparfums SA(b)	1,385	64,937
IPSOS	4,075	107,698
Jacquet Metal Service SA	1,307	16,537
Kaufman & Broad SA	1,839	79,156
Korian SA(b)	5,482	225,331
Lagardere SCA(b)(e)	5,475	83,193
LISI(b)(e)	1,831	41,268
LNA Sante SA	513	31,059
Maisons du Monde SA(b)(d)	4,444	67,737
Manitou BF SA(b)(e)	959	17,736
Mercialys SA	6,097	46,070
Mersen SA(b)	1,801	48,237
Metropole Television SA(b)	2,757	33,384
Nexans SA(b)	2,650	138,506
Nexity SA	4,231	144,391
Oeneo SA(b)	1,922	26,000

Security	Shares	Value

France (continued)
Quadient	3,414	$50,463
Rallye SA(b)	2,127	14,714
Rexel SA(b)	24,792	292,755
Rubis SCA	9,189	434,205
SMCP SA(b)(d)	3,721	16,104
Societe BIC SA	2,581	153,059
SOITEC(b)(e)	2,163	254,752
Solutions 30 SE(b)	8,188	137,586
Sopra Steria Group(b)	1,688	252,302
SPIE SA	12,053	195,974
Synergie SA	702	16,602
Tarkett SA(b)	3,142	39,272
Television Francaise 1(b)	4,250	24,465
Trigano SA	857	98,097
Vallourec SA(b)	794	26,228
Verallia SA(d)	3,016	101,286
Vicat SA	2,072	68,604
Vilmorin & Cie SA	715	42,274
Virbac SA(b)	432	94,301

		6,044,560

Germany — 9.6%
Aareal Bank AG(b)	6,100	112,455
ADO Properties SA(b)(d)	6,427	181,790
ADVA Optical Networking SE(b)	4,014	33,511
Aixtron SE(b)	11,663	141,777
alstria office REIT AG(b)	16,288	244,416
Amadeus Fire AG(b)	512	59,636
AURELIUS Equity Opportunities SE & Co. KGaA(b)	2,084	32,036
Aurubis AG	3,436	229,645
Basler AG	359	24,962
BayWa AG	1,686	53,331
Bechtle AG	2,983	581,668
Bertrandt AG	539	20,013
bet-at-home.com AG	422	16,343
Bilfinger SE	2,951	51,401
Borussia Dortmund GmbH & Co. KGaA	6,517	43,233
Cancom SE	3,928	236,656
Ceconomy AG(b)	15,721	56,700
Cewe Stiftung & Co. KGaA	545	61,804
CompuGroup Medical SE & Co. KgaA	2,470	216,429
Corestate Capital Holding SA(b)	1,657	35,210
CropEnergies AG	2,550	27,530
CTS Eventim AG & Co. KGaA(b)	5,906	234,098
Datagroup SE(e)	410	27,053
Dermapharm Holding SE	1,420	71,952
Deutsche Beteiligungs AG	1,032	38,624
Deutsche EuroShop AG(b)(e)	5,184	77,055
Deutsche Pfandbriefbank AG(b)(d)	13,290	84,628
Deutz AG(b)	13,000	65,395
DIC Asset AG	4,835	62,891
Draegerwerk AG & Co. KGaA(b)	300	23,414
Duerr AG	5,264	144,537
Eckert & Ziegler Strahlen- und Medizintechnik AG	1,372	73,170
Elmos Semiconductor SE	973	24,220
ElringKlinger AG(b)(e)	2,988	18,197
Encavis AG	9,077	143,400
Evotec SE(b)	13,099	347,276
Flatex AG(b)	1,391	62,340
Freenet AG	13,116	227,139
Gerresheimer AG	3,185	366,457

72	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Grand City Properties SA	11,123	$265,426
Grenke AG(b)(e)	2,792	211,299
Hamborner REIT AG(b)	6,587	68,100
Hamburger Hafen und Logistik AG	2,698	46,835
HelloFresh SE(b)	14,274	780,148
Hornbach Baumarkt AG	785	29,101
Hornbach Holding AG & Co. KGaA	1,061	102,503
Hugo Boss AG	6,098	166,716
Hypoport SE(b)	364	171,957
Indus Holding AG(b)	1,780	60,935
Jenoptik AG	5,271	135,380
JOST Werke AG(b)(d)	1,281	47,034
K+S AG, Registered	19,086	126,703
Kloeckner & Co. SE(b)	8,242	52,239
Koenig & Bauer AG(b)	1,348	29,091
Krones AG	1,450	88,303
KWS Saat SE & Co. KGaA	1,200	93,228
Leoni AG(b)	3,002	24,902
LPKF Laser & Electronics AG	2,491	64,509
MBB SE(b)	239	17,240
MLP SE	6,581	40,389
MorphoSys AG(b)	3,254	415,568
New Work SE	297	97,283
Nordex SE(b)	6,302	65,392
Norma Group SE	3,322	92,000
OHB SE(b)	501	24,023
OSRAM Licht AG(b)	4,006	210,280
PATRIZIAAG	4,703	128,744
Pfeiffer Vacuum Technology AG	513	102,519
PNE AG	3,903	23,169
ProSiebenSat.1 Media SE(b)	21,370	220,506
Rational AG	406	242,928
Rheinmetall AG	4,439	421,189
Rhoen-Klinikum AG	110	2,279
Rocket Internet SE(b)(d)	6,997	150,751
Salzgitter AG(b)	3,851	53,006
SGL Carbon SE(b)(e)	5,928	21,976
Siltronic AG	2,140	192,322
Sirius Real Estate Ltd	98,300	94,829
Sixt SE(b)	1,408	105,725
SMA Solar Technology AG(b)	1,040	30,499
Software AG	5,279	247,200
Stabilus SA	2,528	126,988
Stratec SE	736	86,510
Stroeer SE & Co. KGaA(e)	2,841	195,018
Suedzucker AG	7,100	119,388
TAG Immobilien AG	14,862	390,501
Takkt AG(b)	3,550	43,826
TUI AG(e)	42,017	158,879
Varta AG(b)(e)	1,854	208,054
VERBIO Vereinigte BioEnergie AG	2,132	26,623
Vossloh AG(b)(e)	861	38,791
Wacker Chemie AG(b)	1,615	146,171
Wacker Neuson SE(b)	3,216	56,892
Washtec AG(b)	1,088	44,837
Wuestenrot & Wuerttembergische AG	2,300	38,729
zooplus AG(b)	630	108,766

		11,906,591

Hong Kong — 0.0%
China Hongxing Sports Ltd.(a)(b)	198,000	1

Security	Shares	Value

Hong Kong (continued)
Peace Mark Holdings Ltd.(a)(b)	30,000	$0	(c)
Untrade Real Gold Mining(a)(b)	27,000	0	(c)

		1

Ireland — 1.3%
AIB Group PLC(b)	82,983	103,721
Bank of Ireland Group PLC(b)	98,490	203,813
C&C Group PLC	32,573	98,971
Cairn Homes PLC(b)	74,277	75,009
Dalata Hotel Group PLC	18,846	58,053
Glanbia PLC	21,056	255,710
Glenveagh Properties PLC(b)(d)	74,802	61,917
Grafton Group PLC	22,615	191,005
Greencore Group PLC	43,583	73,162
Hibernia REIT PLC	70,443	94,627
Irish Residential Properties REIT PLC	43,092	73,886
Origin Enterprises PLC	12,090	45,320
UDG Healthcare PLC	25,522	238,503
Uniphar PLC(b)	22,257	55,270

		1,628,967

Italy — 5.7%
A2A SpA	156,583	224,691
ACEA SpA	5,378	110,591
Amplifon SpA(b)	12,679	434,045
Anima Holding SpA(d)	28,497	128,321
Arnoldo Mondadori Editore SpA(b)	12,575	15,732
Ascopiave SpA	9,555	37,455
ASTM SpA(b)	6,358	135,180
Autogrill SpA(b)	12,855	61,260
Azimut Holding SpA	11,104	210,744
Banca Farmafactoring SpA(b)(d)	13,459	76,632
Banca Generali SpA(b)	5,960	177,602
Banca IFIS SpA(b)	2,088	21,407
Banca Mediolanum SpA	15,069	112,171
Banca Monte dei Paschi di Siena SpA(b)(e)	27,681	50,114
Banca Popolare di Sondrio SCPA(b)	44,370	98,429
Banco BPM SpA(b)	146,440	220,093
Biesse SpA(b)	1,306	18,578
Bio On SpA(a)(b)(e)	801	0	(c)
BPER Banca(b)	37,139	93,631
Brunello Cucinelli SpA(b)	3,353	97,696
Buzzi Unicem SpA	7,583	172,299
Cairo Communication SpA(b)(e)	6,146	9,928
Carel Industries SpA(d)(e)	4,076	77,118
Cerved Group SpA(b)	19,207	158,986
CIR SpA-Compagnie Industriali(b)	88,262	40,078
Credito Emiliano SpA(b)	8,905	45,596
Credito Valtellinese SpA(b)	6,103	44,686
Danieli & C Officine Meccaniche SpA	1,163	15,183
Datalogic SpA	1,484	20,935
De’ Longhi SpA(b)	6,856	215,328
DeA Capital SpA	8,823	11,915
doValue SpA(b)(d)	4,639	51,236
El.En. SpA(b)	1,011	26,660
Enav SpA(d)	26,858	110,079
ERG SpA	6,127	149,106
Falck Renewables SpA	11,900	77,676
Fila SpA(b)	2,091	19,534
Fincantieri SpA(b)(e)	49,063	33,389
Freni Brembo SpA(b)	15,409	139,210

SCHEDULE OF INVESTMENTS	73

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Gruppo MutuiOnline SpA	2,548	$60,712
Hera SpA	83,486	323,216
Illimity Bank SpA(b)	5,858	48,490
IMA Industria Macchine Automatiche SpA(b)(e)	2,230	177,996
Immobiliare Grande Distribuzione SIIQ SpA	5,301	19,808
Interpump Group SpA	7,828	256,223
Iren SpA	66,286	167,270
Italgas SpA	49,473	318,250
Italmobiliare SpA	1,534	53,149
Juventus Football Club SpA(b)(e)	54,198	57,514
La Doria SpA	1,050	13,434
Maire Tecnimont SpA(b)(e)	14,021	25,002
MARR SpA(b)	3,474	51,843
Mediaset SpA(b)(e)	30,094	53,557
Piaggio & C SpA	15,510	43,394
RAI Way SpA(d)	10,131	66,728
Reply SpA	2,079	190,527
SAES Getters SpA	653	19,382
Saipem SpA	60,922	129,132
Salcef SpA	1,245	17,372
Salvatore Ferragamo SpA(b)	5,160	69,498
Sanlorenzo SpA/Ameglia(b)	1,406	23,443
Saras SpA(b)	62,673	46,282
Sesa SpA	769	58,289
Societa Cattolica di Assicurazioni SC(b)	16,401	99,589
Tamburi Investment Partners SpA	11,393	75,444
Technogym SpA(b)(d)	12,290	104,346
Tinexta SpA(b)	2,305	39,413
Tod’s SpA(b)	1,133	32,637
Unione di Banche Italiane SpA(b)	99,208	419,278
Unipol Gruppo SpA(b)	44,511	186,009
Webuild SpA	22,613	29,120
Zignago Vetro SpA	2,495	39,357

		7,059,018

Netherlands — 5.7%
Aalberts NV	10,095	360,388
Accell Group NV(b)	1,929	53,947
Alfen Beheer BV(b)(d)	1,223	53,509
AMG Advanced Metallurgical Group NV	3,214	57,198
Arcadis NV(b)(e)	7,252	148,785
Argenx SE(b)	4,353	1,005,806
ASM International NV	4,699	710,963
ASR Nederland NV	14,363	464,179
B&S Group Sarl(d)(e)	3,002	18,921
Basic-Fit NV(b)(d)	3,900	100,767
BE Semiconductor Industries NV	7,341	324,833
Boskalis Westminster(b)(e)	8,212	155,080
Brunel International NV(b)(e)	2,214	15,996
Cementir Holding NV	5,304	36,691
Corbion NV	6,079	234,342
COSMO Pharmaceuticals NV(b)(e)	732	70,247
Eurocommercial Properties NV	4,083	50,309
Euronext NV(d)	5,681	650,953
Flow Traders(d)	3,573	131,822
ForFarmers NV	3,537	22,795
Fugro NV, CVA(b)(e)	8,186	32,699
IMCD NV	5,336	552,488
Intertrust NV(d)	9,204	170,657
Koninklijke BAM Groep NV(b)	28,927	44,947
NIBC Holding NV(d)	3,758	32,484

Security	Shares	Value

Netherlands (continued)
NSI NV	1,832	$65,640
OCI NV(b)(e)	10,736	127,080
Pharming Group NV(b)(e)	63,103	71,023
PostNL NV	47,712	116,280
Rhi Magnesita NV	3,001	95,477
SBM Offshore NV	16,197	251,574
Shop Apotheke Europe NV(b)(d)	1,002	150,715
SIF Holding NV(b)	1,170	14,942
Signify NV(b)(d)	13,020	390,292
TKH Group NV	4,152	163,102
TomTom NV(b)	6,387	51,094
Vastned Retail NV	1,387	35,099
Wereldhave NV(e)	3,335	28,848

		7,061,972

Norway — 4.1%
Adevinta ASA(b)	24,234	391,850
Aker ASA, Class A	2,651	111,718
Atea ASA	8,530	98,464
Austevoll Seafood ASA	9,491	80,077
Bakkafrost P/F(b)	5,123	311,200
Bonheur ASA	2,167	51,079
Borregaard ASA	9,733	128,646
BW LPG Ltd.(d)	7,467	30,645
BW Offshore Ltd.	10,605	36,538
Crayon Group Holding ASA(b)(d)	3,508	27,434
DNOASA	55,188	34,770
Elkem ASA(d)	25,953	49,197
Entra ASA(d)	17,219	242,955
Europris ASA(d)	17,074	83,651
Fjordkraft Holding ASA(d)	9,051	80,851
Flex LNG Ltd.(e)	3,022	16,760
Frontline Ltd./Bermuda	10,032	80,001
Golden Ocean Group Ltd.	10,114	38,879
Grieg Seafood ASA	5,033	51,002
Hexagon Composites ASA(b)	10,273	53,567
Kongsberg Gruppen ASA	9,055	137,239
Leroy Seafood Group ASA	30,691	178,355
NEL ASA(b)	133,609	274,684
Nordic Semiconductor ASA(b)	14,707	144,497
Norway Royal Salmon ASA(e)	1,286	32,012
Norwegian Air Shuttle ASA(b)(e)	62,563	15,657
Norwegian Finans Holding ASA(b)	13,630	100,662
Ocean Yield ASA	6,192	15,073
Protector Forsikring ASA(b)	7,101	34,258
Salmar ASA(b)	5,773	274,443
Sbanken ASA(b)(d)	8,709	62,736
Scatec Solar ASA(d)	8,965	154,834
Selvaag Bolig ASA	4,027	22,444
SpareBank 1 Nord Norge	9,726	67,062
Sparebank 1 Oestlandet	3,944	38,185
SpareBank 1 SMN	12,824	110,035
SpareBank 1 SR-Bank ASA(b)	18,297	144,802
Stolt-Nielsen Ltd.	2,614	23,523
Storebrand ASA(b)	47,673	259,504
Subsea 7 SA(b)	22,959	172,568
TGS NOPEC Geophysical Co. ASA	12,117	178,308
Tomra Systems ASA(b)	11,282	463,888
Veidekke ASA(b)	10,996	149,216

74	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Wallenius Wilhelmsen ASA(b)	10,009	$14,883

		5,068,152

Portugal — 0.5%
Altri SGPS SA(e)	6,970	34,567
Banco Comercial Portugues SA, Class R(b)	830,947	96,491
Corticeira Amorim SGPS SA	4,303	50,221
CTT-Correios de Portugal SA(b)	12,121	32,608
Mota-Engil SGPS SA(b)(e)	8,051	11,139
Navigator Co. SA (The)	21,501	53,748
NOS SGPS SA	26,441	117,187
REN — Redes Energeticas Nacionais SGPS SA	41,023	118,849
Semapa-Sociedade de Investimento e Gestao	2,482	22,452
Sonae SGPS SA	78,221	54,943

		592,205

Singapore — 0.0%
Hafnia Ltd.	11,319	19,973
Jurong Technologies Industrial Corp. Ltd.(a)(b)	60,000	0	(c)

		19,973

Spain — 3.6%
Acciona SA	2,249	249,456
Acerinox SA(b)	16,567	141,717
Aedas Homes SA(b)(d)	2,086	44,351
Almirall SA(b)	7,115	79,213
Applus Services SA(b)	14,574	113,053
Atresmedia Corp. de Medios de Comunicacion SA	8,682	23,716
Banco de Sabadell SA	573,421	195,962
Bankia SA	125,121	158,460
Befesa SA(d)	3,472	140,618
Cia. de Distribucion Integral Logista Holdings SA	6,764	125,895
Cie. Automotive SA	7,205	114,934
Construcciones y Auxiliar de Ferrocarriles SA	2,096	72,249
Corp Financiera Alba SA	1,733	71,007
Distribuidora Internacional de Alimentacion SA(b)(e)	170,131	22,492
Ebro Foods SA	6,944	156,014
eDreams ODIGEO SA(b)	5,956	12,607
Ence Energia y Celulosa SA(e)	15,058	45,495
Euskaltel SA(d)	8,056	75,829
Faes Farma SA	29,256	123,505
Fluidra SA(b)	5,168	85,801
Fomento de Construcciones y Contratas SA	8,550	73,907
Gestamp Automocion SA(d)	18,858	45,491
Global Dominion Access SA(d)	10,142	33,460
Grupo Catalana Occidente SA	4,373	103,421
Grupo Empresarial San Jose SA(b)(e)	2,227	11,548
Indra Sistemas SA(b)	13,360	100,635
Inmobiliaria Colonial Socimi SA	28,479	243,312
Lar Espana Real Estate Socimi SA	6,251	32,894
Liberbank SA(b)(e)	205,735	39,509
Masmovil Ibercom SA(b)	7,382	197,979
Mediaset Espana Comunicacion SA(b)	15,901	52,272
Melia Hotels International SA(b)	12,152	45,178
Merlin Properties Socimi SA	38,125	315,129
Metrovacesa SA(b)(d)	5,007	34,933
Miquel y Costas & Miquel SA	1,762	24,586
Neinor Homes SA(b)(d)	5,636	67,712
Pharma Mar SA(e)	1,512	159,216
Promotora de Informaciones SA, Class A(b)	25,288	12,888
Prosegur Cash SA(d)	44,328	36,535
Prosegur Cia. de Seguridad SA	24,404	64,353

Security	Shares	Value

Spain (continued)
Sacyr SA	36,318	$82,027
Solaria Energia y Medio Ambiente SA(b)	6,119	92,834
Talgo SA(b)(d)	7,354	34,089
Tecnicas Reunidas SA(b)	3,350	41,872
Unicaja Banco SA(b)(d)	83,952	46,698
Viscofan SA	4,045	297,755
Zardoya Otis SA	19,212	127,676

		4,470,283

Sweden — 13.3%
AAK AB(b)	18,100	320,436
AcadeMedia AB(d)	8,401	60,913
AddTech AB	6,621	309,396
AF Poyry AB(b)	9,895	253,487
Alimak Group AB(d)	3,425	42,774
Ambea AB(b)(d)	7,218	44,576
Arjo AB, Class B	22,114	137,075
Atrium Ljungberg AB, Class B	4,785	73,767
Attendo AB(b)(d)	11,065	57,704
Avanza Bank Holding AB	12,537	243,745
Axfood AB	10,694	241,668
Beijer Ref AB	7,097	277,908
Betsson AB	10,581	79,624
Bilia AB, Class A(b)	7,235	70,745
BillerudKorsnas AB	18,057	289,215
BioArctic AB(b)(d)	3,236	32,938
BioGaia AB, Class B	1,594	102,269
Biotage AB(b)	5,980	108,946
Bonava AB, Class B	8,996	60,495
Boozt AB(b)(d)	3,900	41,525
Bravida Holding AB(b)(d)	20,396	223,695
Bufab AB(b)	2,751	35,866
Bure Equity AB	4,985	136,484
Camurus AB(b)	2,894	52,294
Castellum AB	23,665	507,999
Catena AB	2,497	103,090
Cellavision AB(b)	1,612	53,205
CELLINK AB(b)	1,897	31,935
Cibus Nordic Real Estate AB	2,535	40,704
Clas Ohlson AB, Class B	3,977	44,983
Cloetta AB, Class B(b)	21,388	58,949
Collector AB(b)	6,074	9,753
Coor Service Management Holding AB(b)(d)	9,764	77,496
Creades AB, Class A	460	35,615
Dios Fastigheter AB	9,015	61,190
Dometic Group AB(b)(d)	30,147	293,611
Duni AB(b)	3,353	32,978
Dustin Group AB(d)	6,444	39,133
Electrolux Professional AB, Class B(b)	22,258	87,184
Elekta AB, Class B	37,561	385,063
Embracer Group AB(b)	15,985	257,674
Fabege AB	26,967	344,645
Fastighets AB Balder, Class B(b)	10,319	426,145
Fingerprint Cards AB, Class B(b)	31,063	57,409
Fortnox AB(b)	4,874	144,092
Getinge AB, Class B	23,245	557,734
Granges AB(b)(e)	7,926	63,860
Hansa Biopharma AB(b)(e)	3,529	100,898
Hexpol AB(b)	26,857	178,761
HMS Networks AB(b)	2,863	64,110
Holmen AB, Class B(b)	10,084	345,746

SCHEDULE OF INVESTMENTS	75

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Hufvudstaden AB, Class A	11,571	$150,593
Indutrade AB(b)	9,229	467,363
Instalco AB	4,284	78,194
Intrum AB(e)	7,298	172,435
Investment AB Oresund	2,615	34,691
Inwido AB(b)	5,551	51,485
JMAB	5,673	167,713
John Mattson Fastighetsforetagen AB(b)	1,815	30,721
Kambi Group PLC(b)	2,493	60,159
Karo Pharma AB(b)	6,585	42,625
K-Fast Holding AB(b)	921	31,030
Kindred Group PLC	23,551	164,836
Klovern AB, Class B	47,970	76,531
Kungsleden AB	19,088	153,683
LeoVegas AB(d)	7,879	36,476
Lifco AB, Class B	4,319	330,941
Lindab International AB	8,021	124,756
Loomis AB(b)	7,671	184,056
Mekonomen AB(b)	4,032	34,192
Millicom International Cellular SA, SDR	10,368	311,848
MIPS AB	2,668	112,652
Modern Times Group MTG AB, Class B(b)	6,640	90,594
Munters Group AB(b)(d)	12,650	88,105
Mycronic AB	7,484	142,423
NCC AB, Class B	8,836	153,701
NetEnt AB	18,559	162,371
Nobia AB(b)	11,921	70,553
Nobina AB(b)(d)	9,478	59,888
Nolato AB, Class B(b)	2,061	171,712
Nordic Entertainment Group AB, Class B(b)	6,691	279,916
Nyfosa AB(b)	15,487	115,480
Oncopeptides AB(b)(d)	4,826	68,108
Pandox AB(b)	9,429	118,618
Paradox Interactive AB(e)	3,319	83,203
Peab AB, Class B(b)	18,670	174,445
PowerCell Sweden AB(b)	3,572	104,170
Ratos AB, Class B(b)	22,055	78,595
Recipharm AB, Class B(b)	6,748	107,580
Resurs Holding AB(d)	14,267	71,368
Saab AB, Class B(b)	8,159	262,295
Sagax AB, Class D	12,156	41,776
Samhallsbyggnadsbolaget i Norden AB	80,369	217,652
Samhallsbyggnadsbolaget i Norden AB, New	10,706	34,528
SAS AB(b)(e)	18,082	16,337
Scandi Standard AB(b)	5,002	37,241
Scandic Hotels Group AB(d)	11,663	40,015
Sedana Medical AB(b)	1,390	42,921
Sinch AB(b)(d)	3,287	257,127
SkiStar AB	4,188	48,662
SSAB AB, Class A(b)	22,146	65,294
SSAB AB, Class B(b)	61,839	175,320
Stillfront Group AB(b)	2,578	250,902
Storytel AB(b)	3,787	99,613
Sweco AB, Class B	6,768	388,559
Swedish Orphan Biovitrum AB(b)	19,871	416,557
Thule Group AB(d)	10,367	308,024
Tobii AB(b)(e)	8,231	33,549
Trelleborg AB, Class B(b)	24,708	382,462
Troax Group AB	3,998	75,717
Vitrolife AB(b)	6,700	162,444

Security	Shares	Value

Sweden (continued)
Wallenstam AB, Class B	16,272	$203,587
Wihlborgs Fastigheter AB	14,126	237,158
Xvivo Perfusion AB(b)	1,958	40,486

		16,497,543

Switzerland — 9.5%
Allreal Holding AG, Registered	1,465	292,775
ALSO Holding AG, Registered	655	171,364
APG SGA SA(b)	138	25,819
Arbonia AG, Registered(b)	5,310	60,472
Aryzta AG(b)(e)	106,551	67,641
Ascom Holding AG, Registered(b)	3,020	34,194
Autoneum Holding AG(b)(e)	276	28,231
Bachem Holding AG, Class B, Registered	535	160,847
Basilea Pharmaceutica AG, Registered(b)(e)	1,185	56,716
Belimo Holding AG	50	395,735
Bell Food Group AG, Registered	216	55,561
BKWAG	2,113	204,634
Bobst Group SA, Registered	885	53,020
Bossard Holding AG, Class A, Registered	585	100,190
Bucher Industries AG, Registered	668	220,439
Burckhardt Compression Holding AG	301	76,267
Burkhalter Holding AG	433	28,178
Cembra Money Bank AG	3,057	335,037
Coltene Holding AG, Registered	477	40,375
Comet Holding AG, Registered	684	105,717
Conzzeta AG, Registered	142	133,149
Daetwyler Holding AG, Bearer	763	154,999
DKSH Holding AG	3,685	237,174
dormakaba Holding AG	314	176,209
Dufry AG, Registered(b)	4,813	122,428
EFG International AG	9,376	61,737
Emmi AG, Registered	215	194,391
Flughafen Zurich AG, Registered(b)	2,034	257,129
Forbo Holding AG, Registered	109	170,144
Galenica AG(d)	4,841	361,598
GAM Holding AG(b)	17,695	43,299
Georg Fischer AG, Registered	417	383,675
Gurit Holding AG, Bearer	38	67,420
Helvetia Holding AG, Registered	3,531	319,447
Huber + Suhner AG, Registered	1,565	121,801
Idorsia Ltd.(b)	8,693	239,471
Implenia AG, Registered	1,377	60,245
Inficon Holding AG, Registered	176	143,749
Interroll Holding AG, Registered	65	153,622
Intershop Holding AG	121	74,353
Kardex Holding AG, Registered	635	110,010
Komax Holding AG, Registered(b)	391	57,595
Landis+Gyr Group AG(b)(e)	2,243	138,076
LEM Holding SA, Registered	45	70,540
Leonteq AG	997	40,112
Liechtensteinische Landesbank AG	1,255	76,291
Medacta Group SA(b)(d)	755	69,715
Medartis Holding AG(b)(d)(e)	453	19,296
Metall Zug AG	19	26,108
Mobilezone Holding AG, Registered	3,914	31,408
Mobimo Holding AG, Registered	674	190,042
Molecular Partners AG(b)	1,930	36,831
OC Oerlikon Corp. AG, Registered	21,020	175,841
Orascom Development Holding AG(b)(e)	1,162	10,985
Orior AG	641	52,847

76	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
PSP Swiss Property AG, Registered	4,440	$497,346
Rieter Holding AG, Registered(e)	300	24,733
Schweiter Technologies AG, Bearer	102	125,804
Sensirion Holding AG(b)(d)	850	41,299
SFS Group AG	1,720	162,603
Siegfried Holding AG, Registered	389	204,228
SIG Combibloc Group AG	26,067	455,893
Softwareone Holding AG	8,860	227,904
St. Galler Kantonalbank AG, Class A, Registered	305	138,133
Stadler Rail AG(b)	4,637	185,541
Sulzer AG, Registered	1,925	159,129
Sunrise Communications Group AG(d)	3,441	322,085
Swissquote Group Holding SA, Registered	900	83,995
Tecan Group AG, Registered	1,205	508,386
TX Group AG	273	20,107
u-blox Holding AG	732	52,987
Valiant Holding AG, Registered	1,587	148,809
Valora Holding AG, Registered(b)	335	55,238
VAT Group AG(d)	2,750	524,184
Vetropack Holding AG(b)	1,067	59,467
Vontobel Holding AG, Registered	2,898	211,050
VP Bank AG, Registered	368	47,330
VZ Holding AG	1,410	111,752
V-ZUG Holding AG(b)	259	21,069
Ypsomed Holding AG, Registered(e)	322	47,573
Zehnder Group AG, Registered	941	41,531
Zur Rose Group AG(b)(e)	713	197,903

		11,771,028

United Kingdom — 29.9%
888 Holdings PLC	38,682	93,214
AB Dynamics PLC	1,496	33,772
Abcam PLC	19,952	336,503
Advanced Medical Solutions Group PLC	18,981	47,832
AG Barr PLC	9,945	56,127
Aggreko PLC	26,128	131,959
AJ Bell PLC	29,233	165,751
Alfa Financial Software Holdings PLC(b)(d)	9,719	10,205
Alliance Pharma PLC	46,201	43,963
Anglo Pacific Group PLC	16,701	25,997
AO World PLC(b)(e)	27,875	61,245
Ascential PLC(d)	41,658	147,625
Ashmore Group PLC	42,933	219,989
ASOS PLC(b)	7,625	336,062
Assura PLC	246,453	255,541
Aston Martin Lagonda Global Holdings PLC(b)(d)(e)	92,349	70,179
Avast PLC(d)	66,494	501,385
B&M European Value Retail SA	91,769	557,669
Babcock International Group PLC	25,328	95,873
Bakkavor Group PLC(d)	16,890	14,188
Balfour Beatty PLC	70,289	221,964
Bank of Georgia Group PLC(b)	4,028	41,078
Beazley PLC	61,985	339,577
Bellway PLC	12,553	419,474
Biffa PLC(d)	30,515	81,704
Big Yellow Group PLC	16,285	217,802
Blue Prism Group PLC(b)(e)	8,144	124,313
BMO Commercial Property Trust	81,460	62,546
Bodycote PLC	19,250	142,245
boohoo Group PLC(b)	95,010	325,469
Brewin Dolphin Holdings PLC	31,367	108,069

Security	Shares	Value

United Kingdom (continued)
Britvic PLC	27,112	$284,142
Burford Capital Ltd.	20,302	143,091
Cairn Energy PLC(b)	61,181	96,039
Calisen PLC(b)	16,753	36,841
Capita PLC(b)	164,049	73,702
Capital & Counties Properties PLC	72,520	133,160
Carnival PLC	15,986	173,434
Centamin PLC	118,489	316,477
Central Asia Metals PLC	16,157	35,117
Centrica PLC	593,257	379,747
Ceres Power Holdings PLC(b)	8,694	50,493
Cineworld Group PLC	106,545	53,419
Civitas Social Housing PLC	61,111	90,635
Clinigen Group PLC	13,538	125,358
Close Brothers Group PLC	15,489	222,809
CMC Markets PLC(d)	11,480	48,367
Coats Group PLC	149,267	111,083
Computacenter PLC	7,596	197,700
ConvaTec Group PLC(d)	150,922	402,905
Countryside Properties PLC(d)	53,387	198,580
Craneware PLC(e)	2,207	47,506
Cranswick PLC	5,317	249,832
Crest Nicholson Holdings PLC	26,867	65,977
Custodian REIT PLC	41,050	47,952
CVS Group PLC	6,668	99,682
Daily Mail & General Trust PLC, Class A, NVS	16,084	133,206
Dart Group PLC	11,836	100,432
Dechra Pharmaceuticals PLC	10,481	392,880
Derwent London PLC	10,828	408,730
Dialog Semiconductor PLC(b)	7,395	339,290
Diploma PLC	11,540	274,753
Diversified Gas & Oil PLC	59,852	75,728
Dixons Carphone PLC	107,343	103,693
Domino’s Pizza Group PLC	44,001	183,996
Drax Group PLC	39,889	146,592
DS Smith PLC	140,053	480,137
Dunelm Group PLC	10,337	166,878
easyJet PLC	16,191	104,808
Electrocomponents PLC	45,477	391,557
Elementis PLC	56,508	47,318
EMIS Group PLC	5,807	76,217
Empiric Student Property PLC	60,381	51,116
Equiniti Group PLC(d)	35,866	60,161
Essentra PLC	26,053	103,062
Euromoney Institutional Investor PLC	10,959	114,206
Ferrexpo PLC	29,120	67,879
Fevertree Drinks PLC	10,692	307,328
Finablr PLC(a)(b)(d)	20,497	269
First Derivatives PLC	2,213	78,423
Firstgroup PLC(b)	127,184	58,926
Forterra PLC(d)	23,236	47,332
Frasers Group PLC(b)	20,946	69,224
Frontier Developments PLC(b)	2,181	55,648
Funding Circle Holdings PLC(b)(d)	16,748	20,047
Future PLC(e)	9,988	180,908
G4S PLC	158,117	294,794
Games Workshop Group PLC	3,163	364,496
Gamesys Group PLC(b)	7,481	91,413
GB Group PLC(b)	18,584	162,935
GCP Student Living PLC	48,115	78,939

SCHEDULE OF INVESTMENTS	77

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Genus PLC	6,632	$295,953
Go-Ahead Group PLC (The)	4,250	34,584
GoCo Group PLC	30,875	41,334
Grainger PLC	68,633	261,414
Great Portland Estates PLC	23,284	180,183
Greggs PLC	10,321	161,878
Halfords Group PLC	21,600	41,391
Hammerson PLC(e)	76,996	64,859
Hastings Group Holdings PLC(d)	36,998	101,199
Hays PLC	170,969	244,592
Helical PLC	11,000	43,962
Hill & Smith Holdings PLC	8,156	129,527
Hiscox Ltd.	35,288	362,002
Hochschild Mining PLC	25,731	90,711
HomeServe PLC	30,923	538,988
Hotel Chocolat Group PLC(e)	5,231	20,185
Howden Joinery Group PLC	60,989	392,476
Hunting PLC	13,596	31,996
Hurricane Energy PLC(b)(e)	151,541	12,133
Hyve Group PLC	27,006	28,285
Ibstock PLC(d)	42,469	88,572
Ideagen PLC	18,455	43,600
IG Design Group PLC (e)	7,095	48,796
IG Group Holdings PLC	37,648	363,680
IMI PLC	27,740	380,107
Inchcape PLC	40,674	229,127
Indivior PLC(b)	77,153	139,136
IntegraFin Holdings PLC	30,387	216,165
Intermediate Capital Group PLC	29,596	523,239
Investec PLC	71,814	141,855
iomart Group PLC(e)	9,455	43,062
IQE PLC(b)	76,862	52,963
ITM Power PLC(b)	31,343	99,142
IWG PLC	77,555	234,933
J D Wetherspoon PLC	8,779	97,365
John Laing Group PLC(d)	50,240	194,655
John Wood Group PLC	70,841	177,636
Judges Scientific PLC	509	34,071
Jupiter Fund Management PLC	46,887	139,571
Just Group PLC(b)	101,550	59,711
Kainos Group PLC	8,073	116,554
KAZ Minerals PLC	24,072	170,800
Keller Group PLC	7,610	56,233
Keywords Studios PLC(e)	7,084	176,843
Lancashire Holdings Ltd.	24,490	248,948
Learning Technologies Group PLC	48,179	84,102
LondonMetric Property PLC	81,934	248,414
LXI REIT PLC	54,814	75,828
Man Group PLC	154,079	250,865
Marks & Spencer Group PLC	198,723	247,730
Marshalls PLC	20,019	156,204
Marston’s PLC	61,929	32,675
McCarthy & Stone PLC(b)(d)	54,763	47,295
Mediclinic International PLC	41,602	146,663
Meggitt PLC	79,239	279,555
Micro Focus International PLC	34,101	124,023
Mitchells & Butlers PLC(b)	19,897	39,956
Mitie Group PLC(e)	116,672	50,074
Moneysupermarket.com Group PLC	54,684	211,012
Morgan Advanced Materials PLC	29,600	84,304

Security	Shares	Value

United Kingdom (continued)
Morgan Sindall Group PLC	4,027	$55,180
National Express Group PLC	54,962	109,288
NCC Group PLC	28,794	63,869
Network International Holdings PLC(b)(d)	43,310	229,651
Ninety One PLC(b)	36,928	105,660
Numis Corp. PLC	5,948	22,249
On the Beach Group PLC(d)	15,234	55,885
OneSavings Bank PLC	45,393	140,605
Oxford Biomedica PLC(b)	5,235	56,136
Pagegroup PLC	32,893	151,102
Paragon Banking Group PLC	26,686	110,050
Patisserie Holdings PLC(a)(b)	7,527	0	(c)
Pennon Group PLC	42,716	597,370
Petrofac Ltd.(e)	26,885	49,401
Petropavlovsk PLC(b)	185,531	88,150
Pets at Home Group PLC	50,362	205,836
Phoenix Group Holdings PLC	55,139	476,628
Picton Property Income Ltd. (The)	57,219	51,068
Playtech PLC	30,412	119,029
Plus500 Ltd.	9,891	155,329
Pollen Street Secured Lending PLC	7,237	71,239
Polypipe Group PLC	23,423	124,508
Premier Foods PLC(b)	60,397	68,887
Primary Health Properties PLC	124,016	250,342
Provident Financial PLC	25,492	54,871
PZ Cussons PLC	21,845	54,591
QinetiQ Group PLC	58,455	234,616
Quilter PLC(d)	193,851	372,230
Rathbone Brothers PLC	5,745	122,153
RDI REIT PLC	27,778	32,630
Redde Northgate PLC	25,717	55,828
Redrow PLC	28,712	161,139
Regional REIT Ltd.(d)	41,735	36,317
Renishaw PLC	3,709	235,419
Restaurant Group PLC (The)	58,557	33,970
Restore PLC	11,102	53,550
Rightmove PLC	88,927	645,676
Rotork PLC	88,924	326,329
Royal Mail PLC	91,715	193,685
RWS Holdings PLC	17,939	141,976
Sabre Insurance Group PLC(d)	25,988	103,522
Safestore Holdings PLC	21,725	217,990
Saga PLC	113,356	22,466
Sanne Group PLC	14,856	122,840
Savills PLC	14,578	143,119
Schroder REIT Ltd.	49,451	22,489
Senior PLC	41,759	28,610
Serco Group PLC(b)	124,670	260,825
Serica Energy PLC	16,664	25,633
Shaftesbury PLC	15,456	104,169
Signature Aviation PLC	84,343	260,145
Silence Therapeutics PLC(b)	2,948	18,302
Smart Metering Systems PLC	10,919	88,853
Softcat PLC	11,924	197,350
SolGold PLC(b)(e)	79,296	25,967
Spectris PLC	11,822	398,616
Spire Healthcare Group PLC(d)	28,751	28,377
Spirent Communications PLC	61,591	226,347
SSP Group PLC	54,403	146,806
St. Modwen Properties PLC	20,481	82,794

78	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Stagecoach Group PLC	40,646	$25,298
Standard Life Investment Property Income Trust Ltd.	41,223	30,786
Stobart Group Ltd.	60,306	20,382
Strix Group PLC(e)	20,267	55,595
Synthomer PLC	34,352	130,752
TalkTalk Telecom Group PLC	71,689	65,394
Tate & Lyle PLC	47,743	408,059
Telecom Plus PLC	6,500	114,319
TI Fluid Systems PLC(d)	22,850	52,184
TORM PLC(e)	3,074	22,694
TP ICAP PLC	57,407	249,850
Trainline PLC(b)(d)	46,535	249,806
Travis Perkins PLC	25,695	373,838
Tritax Big Box REIT PLC	173,951	345,662
Tullow Oil PLC(e)	138,265	45,586
UK Commercial Property REIT Ltd.	82,729	74,596
Ultra Electronics Holdings PLC	7,232	226,099
UNITE Group PLC (The)(b)	29,645	365,356
Urban & Civic PLC	14,040	43,305
Vectura Group PLC	61,954	81,233
Vesuvius PLC	22,366	119,770
Victoria PLC(b)	8,376	29,023
Victrex PLC	8,819	216,914
Virgin Money UK PLC(b)	133,403	153,135
Vistry Group PLC	22,000	177,437
Warehouse REIT PLC	36,623	52,874
Watkin Jones PLC	20,848	37,816
Weir Group PLC (The)	26,456	415,467
WH Smith PLC	13,377	165,039
William Hill PLC	101,352	138,811
Workspace Group PLC	13,585	109,656

		37,074,203

Total Common Stocks — 99.1% (Cost: $146,001,378)		122,953,244

Preferred Stocks

Germany — 0.3%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	854	80,183
Jungheinrich AG, Preference Shares, NVS	4,976	151,222
Sixt SE, Preference Shares, NVS	1,700	86,139
STO SE & Co. KGaA, Preference Shares, NVS	250	28,705

		346,249

Security	Shares	Value

Italy — 0.0%
Buzzi Unicem SpA, Preference Shares, NVS	3,901	$50,189
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	3,697	29,465

		79,654

Total Preferred Stocks — 0.3% (Cost: $577,033)		425,903

Rights

Italy — 0.0%
Ascopiave SpA, (Expires 09/30/20)(b)	9,555	0	(c)

Total Rights — 0.0% (Cost: $0)		0	(c)

Short-Term Investments

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(f)(g)(h)	5,394,228	5,400,162
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(f)(g)	30,000	30,000

		5,430,162

Total Short-Term Investments — 4.4% (Cost: $5,425,196)		5,430,162

Total Investments in Securities — 103.8% (Cost: $152,003,607)		128,809,309

Other Assets, Less Liabilities — (3.8)%		(4,762,900)

Net Assets — 100.0%		$124,046,409

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Rounds to less than $1.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of this security is on loan.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	79

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$11,402,320	$—	$(6,004,215	)(a)	$2,109	$(52)	$5,400,162	5,394,228	$257,813	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	55,000	—	(25,000	)(a)	—	—	30,000	30,000	972		—

					$2,109	$(52)	$5,430,162		$258,785		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	11	09/18/20	$414	$(6,991)
FTSE 100 Index	3	09/18/20	232	(10,885)

				$(17,876)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$17,876

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(159,234)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(17,876)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$521,989

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

80	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Europe Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$122,952,974	$—		$270	$122,953,244
Preferred Stocks	425,903	—		—	425,903
Rights	—	0	(a)	—	0	(a)
Money Market Funds	5,430,162	—		—	5,430,162

	$128,809,039	$0	(a)	$270	$128,809,309

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(17,876)	$—		$—	$(17,876)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	81

Schedule of Investments July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.4%
Afterpay Ltd.(a)	744	$36,570
AGL Energy Ltd.	2,515	29,976
AMP Ltd.(a)	10,985	11,541
Ampol Ltd.	1,027	19,356
APA Group	4,855	38,299
Aristocrat Leisure Ltd.	2,115	39,709
ASX Ltd.	661	39,179
Aurizon Holdings Ltd.	8,218	26,226
AusNet Services	5,906	7,539
Australia & New Zealand Banking Group Ltd.	10,668	137,404
BHP Group Ltd.	10,995	289,776
BHP Group PLC	7,911	171,842
BlueScope Steel Ltd.	1,989	15,962
Brambles Ltd.	5,964	46,107
CIMIC Group Ltd.	379	5,838
Coca-Cola Amatil Ltd.	2,352	13,798
Cochlear Ltd.	225	30,694
Coles Group Ltd.	5,356	69,792
Commonwealth Bank of Australia	6,639	338,995
Computershare Ltd.	1,806	17,394
Crown Resorts Ltd.	1,512	9,705
CSL Ltd.	1,687	326,776
Dexus	3,948	24,094
Evolution Mining Ltd.	5,646	23,889
Fortescue Metals Group Ltd.	6,511	81,294
Goodman Group	6,136	74,499
GPT Group (The)	7,155	19,909
Insurance Australia Group Ltd.	8,122	29,648
James Hardie Industries PLC	1,653	34,343
Lendlease Corp. Ltd.	2,184	17,777
Macquarie Group Ltd.	1,191	105,476
Magellan Financial Group Ltd.	465	20,395
Medibank Pvt Ltd.	10,362	20,956
Mirvac Group	16,260	24,371
National Australia Bank Ltd.	12,157	153,967
Newcrest Mining Ltd.	2,898	73,115
Northern Star Resources Ltd.	2,580	28,605
Oil Search Ltd.	8,674	18,164
Orica Ltd.	1,470	18,227
Origin Energy Ltd.	6,628	25,525
Qantas Airways Ltd.	2,757	6,386
QBE Insurance Group Ltd.	5,013	35,627
Ramsay Health Care Ltd.	672	29,870
REA Group Ltd.	172	13,381
Rio Tinto Ltd.	1,434	104,896
Santos Ltd.	6,398	24,181
Scentre Group	21,606	31,609
Seek Ltd.	1,176	18,276
Sonic Healthcare Ltd.	1,596	36,741
South32 Ltd.	18,202	26,890
Stockland	9,433	21,580
Suncorp Group Ltd.	4,608	28,255
Sydney Airport	4,005	15,022
Tabcorp Holdings Ltd.	6,973	17,802
Telstra Corp. Ltd.	15,992	38,420
TPG Telecom Ltd.(a)	1,806	10,413
Transurban Group	10,569	104,674
Treasury Wine Estates Ltd.	2,621	20,300

Security	Shares	Value

Australia (continued)
Vicinity Centres	12,400	$11,605
Washington H Soul Pattinson & Co. Ltd.	378	5,300
Wesfarmers Ltd.	4,190	139,876
Westpac Banking Corp.	13,441	164,734
WiseTech Global Ltd.	540	7,997
Woodside Petroleum Ltd.	3,570	51,230
Woolworths Group Ltd.	4,668	129,487

		3,611,284

Austria — 0.1%
Andritz AG	296	9,969
Erste Group Bank AG(a)	1,107	24,741
OMV AG(a)	576	18,199
Raiffeisen Bank International AG	504	8,671
Verbund AG	252	13,272
voestalpine AG	450	9,975

		84,827

Belgium — 0.3%
Ageas SA/NV	714	26,891
Anheuser-Busch InBev SA/NV	2,860	155,976
Colruyt SA	252	14,768
Elia Group SA/NV	116	12,647
Galapagos NV(a)	168	31,309
Groupe Bruxelles Lambert SA	436	38,008
KBC Group NV	939	53,653
Proximus SADP	564	11,678
Sofina SA	53	14,916
Solvay SA	297	23,200
Telenet Group Holding NV	225	8,780
UCB SA	477	61,397
Umicore SA	747	35,280

		488,503

Canada — 3.5%
Agnico Eagle Mines Ltd.	870	69,087
Air Canada(a)	494	5,572
Algonquin Power & Utilities Corp.	1,961	27,054
Alimentation Couche-Tard Inc., Class B	3,282	114,055
AltaGas Ltd.	798	9,997
Atco Ltd., Class I, NVS	309	9,615
B2Gold Corp.	3,616	25,051
Bank of Montreal	2,438	133,376
Bank of Nova Scotia (The)	4,531	186,077
Barrick Gold Corp.	6,704	193,738
Bausch Health Companies Inc.(a)	1,260	23,036
BCE Inc.	546	22,892
BlackBerry Ltd.(a)	1,806	8,561
Brookfield Asset Management Inc., Class A	5,040	162,770
CAE Inc.	1,050	15,670
Cameco Corp.	1,527	15,526
Canadian Apartment Properties REIT	295	10,697
Canadian Imperial Bank of Commerce	1,680	116,302
Canadian National Railway Co.	2,666	260,410
Canadian Natural Resources Ltd.	4,537	80,037
Canadian Pacific Railway Ltd.	510	140,253
Canadian Tire Corp. Ltd., Class A, NVS	245	22,587
Canadian Utilities Ltd., Class A, NVS	504	12,928
Canopy Growth Corp.(a)(b)	757	13,823
CCL Industries Inc., Class B, NVS	539	17,930
Cenovus Energy Inc.	3,990	17,753
CGI Inc.(a)	947	67,637

82	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
CI Financial Corp.	966	$13,277
Constellation Software Inc.	76	89,893
Cronos Group Inc.(a)(b)	672	4,405
Dollarama Inc.	1,125	41,137
Emera Inc.	924	38,457
Empire Co. Ltd., Class A, NVS	546	14,026
Enbridge Inc.	7,451	238,465
Fairfax Financial Holdings Ltd.	106	33,211
First Capital Real Estate Investment Trust	366	3,711
First Quantum Minerals Ltd.	2,363	19,969
Fortis Inc.	1,726	70,290
Franco-Nevada Corp.	703	112,364
George Weston Ltd.	297	22,432
Gildan Activewear Inc.	756	13,416
Great-West Lifeco Inc.	1,081	19,110
Hydro One Ltd.(c)	1,207	25,717
iA Financial Corp. Inc.	435	15,273
IGM Financial Inc.	210	5,163
Imperial Oil Ltd.	728	11,386
Intact Financial Corp.	504	55,024
Inter Pipeline Ltd.	1,374	12,873
Keyera Corp.	765	11,628
Kinross Gold Corp.(a)	4,326	40,370
Kirkland Lake Gold Ltd.	1,028	56,139
Loblaw Companies Ltd.	637	33,046
Lundin Mining Corp.	2,450	13,718
Magna International Inc.	1,064	49,177
Manulife Financial Corp.	7,412	99,325
Metro Inc.	985	43,209
National Bank of Canada	1,248	58,920
Nutrien Ltd.	2,127	69,264
Onex Corp.	309	13,735
Open Text Corp.	966	43,479
Pan American Silver Corp.	732	27,351
Parkland Corp./Canada	556	14,640
Pembina Pipeline Corp.	1,878	45,636
Power Corp. of Canada	2,166	38,437
Quebecor Inc., Class B	504	11,498
Restaurant Brands International Inc.	1,040	58,735
RioCan REIT	546	6,098
Ritchie Bros Auctioneers Inc.	412	19,048
Rogers Communications Inc., Class B, NVS	1,374	56,109
Royal Bank of Canada	5,388	371,669
Saputo Inc.	1,081	26,454
Shaw Communications Inc., Class B, NVS	1,710	31,277
Shopify Inc., Class A(a)	385	393,703
SmartCentres Real Estate Investment Trust	141	2,135
Sun Life Financial Inc.	2,283	88,985
Suncor Energy Inc.	5,812	91,421
TC Energy Corp.	3,545	161,569
Teck Resources Ltd., Class B	1,891	19,157
TELUS Corp.	1,626	28,199
Thomson Reuters Corp.	653	45,561
TMX Group Ltd.	196	20,035
Toronto-Dominion Bank (The)	6,770	299,558
Waste Connections Inc.	966	98,889
Wheaton Precious Metals Corp.	1,806	97,978
WSP Global Inc.	435	27,315
Yamana Gold Inc.	3,319	21,557

		5,277,057

Security	Shares	Value

Denmark — 0.8%
Ambu A/S, Series B(b)	569	$19,865
AP Moller — Maersk A/S, Class A	17	20,202
AP Moller — Maersk A/S, Class B, NVS	23	29,490
Carlsberg AS, Class B	404	59,523
Chr Hansen Holding A/S	379	43,143
Coloplast A/S, Class B	421	71,920
Danske Bank A/S(a)	2,608	42,068
Demant A/S(a)	436	13,526
DSV PANALPINA A/S	798	109,844
Genmab A/S(a)	261	89,463
GN Store Nord A/S	446	27,297
H Lundbeck A/S	252	9,198
Novo Nordisk A/S, Class B	6,618	438,037
Novozymes A/S, Class B	714	42,781
Orsted A/S(c)	729	104,281
Pandora A/S	394	25,028
Tryg A/S	477	14,093
Vestas Wind Systems A/S	719	92,668

		1,252,427

Finland — 0.4%
Elisa OYJ	591	35,264
Fortum OYJ	1,722	35,065
Kone OYJ, Class B	1,302	103,524
Neste OYJ	1,539	70,757
Nokia OYJ	21,212	101,838
Nordea Bank Abp(a)	12,562	97,276
Orion OYJ, Class B	366	16,022
Sampo OYJ, Class A	1,681	60,965
Stora Enso OYJ, Class R	1,989	25,072
UPM-Kymmene OYJ	2,044	54,697
Wartsila OYJ Abp	1,578	13,211

		613,691

France — 3.6%
Accor SA(a)	715	17,958
Aeroports de Paris	114	10,784
Air Liquide SA	1,765	291,361
Airbus SE(a)	2,196	161,026
Alstom SA(a)	630	35,185
Amundi SA(a)(c)	231	17,564
Arkema SA	234	24,245
Atos SE(a)	363	31,078
AXA SA	7,281	145,195
BioMerieux	171	27,804
BNP Paribas SA(a)	4,233	170,763
Bollore SA	3,123	10,451
Bouygues SA(a)	801	28,416
Bureau Veritas SA(a)	966	21,161
Capgemini SE	604	78,208
Carrefour SA	2,100	33,524
Casino Guichard Perrachon SA(a)(b)	210	5,860
Cie. de Saint-Gobain(a)	1,898	69,958
Cie. Generale des Etablissements Michelin SCA	643	67,169
CNP Assurances(a)	672	8,097
Covivio	212	15,367
Credit Agricole SA(a)	4,255	40,886
Danone SA	2,310	154,443
Dassault Aviation SA(a)	10	8,337
Dassault Systemes SE	499	90,929
Edenred	873	43,492

SCHEDULE OF INVESTMENTS	83

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Eiffage SA(a)	284	$24,851
Electricite de France SA	2,232	22,566
Engie SA(a)	6,568	87,686
EssilorLuxottica SA(a)	1,048	139,045
Eurazeo SE(a)	174	9,111
Eurofins Scientific SE(a)(b)	54	35,235
Faurecia SE(a)	296	11,512
Gecina SA	190	24,602
Getlink SE(a)	1,722	25,922
Hermes International	117	94,938
ICADE	141	9,337
Iliad SA	54	10,625
Ingenico Group SA(a)	211	33,970
Ipsen SA	126	12,173
JCDecaux SA(a)	252	4,252
Kering SA	282	160,647
Klepierre SA	786	13,561
La Francaise des Jeux SAEM(c)	323	11,779
Legrand SA	1,026	79,443
L’Oreal SA(b)	935	312,895
LVMH Moet Hennessy Louis Vuitton SE	1,033	447,993
Natixis SA(a)	3,839	9,329
Orange SA	7,506	87,977
Orpea(a)	180	23,030
Pernod Ricard SA	790	136,390
Peugeot SA(a)	2,186	35,259
Publicis Groupe SA	808	26,036
Remy Cointreau SA(b)	84	13,499
Renault SA(a)	714	16,933
Safran SA(a)	1,205	127,444
Sanofi	4,213	441,145
Sartorius Stedim Biotech	109	34,028
Schneider Electric SE	2,064	239,772
SCOR SE(a)	635	16,369
SEB SA	87	14,413
SES SA	1,428	10,125
Societe Generale SA(a)(b)	2,942	45,170
Sodexo SA	351	24,190
STMicroelectronics NV	2,356	66,334
Suez SA	1,218	16,110
Teleperformance	220	64,335
Thales SA	393	28,515
TOTAL SE	9,284	343,622
Ubisoft Entertainment SA(a)	338	28,290
Unibail-Rodamco-Westfield(b)	511	26,902
Valeo SA(b)	924	23,754
Veolia Environnement SA	2,100	47,952
Vinci SA	1,934	166,490
Vivendi SA	3,163	83,782
Wendel SE	126	11,808
Worldline SA(a)(c)	493	42,394

		5,432,801

Germany — 2.9%
adidas AG(a)	712	196,930
Allianz SE, Registered	1,558	324,656
Aroundtown SA(a)	4,593	27,743
BASF SE	3,447	190,801
Bayer AG, Registered	3,698	245,931
Bayerische Motoren Werke AG	1,218	78,784
Beiersdorf AG	378	45,212

Security	Shares	Value

Germany (continued)
Brenntag AG	576	$35,500
Carl Zeiss Meditec AG, Bearer(a)	126	13,208
Commerzbank AG(a)	4,116	21,167
Continental AG	397	38,758
Covestro AG(c)	656	25,490
Daimler AG, Registered(b)	3,199	141,477
Delivery Hero SE(a)(c)	484	55,951
Deutsche Bank AG, Registered(a)	7,392	66,353
Deutsche Boerse AG	720	131,626
Deutsche Lufthansa AG, Registered(a)(b)	910	8,047
Deutsche Post AG, Registered(a)	3,571	144,670
Deutsche Telekom AG, Registered	12,474	208,941
Deutsche Wohnen SE	1,336	65,089
E.ON SE	8,358	98,201
Evonik Industries AG	840	22,717
Fraport AG Frankfurt Airport Services Worldwide(a)(b)	168	6,560
Fresenius Medical Care AG & Co. KGaA(a)	852	75,179
Fresenius SE & Co. KGaA(a)	1,542	77,076
GEA Group AG	443	16,045
Hannover Rueck SE	240	40,697
HeidelbergCement AG	547	30,530
Henkel AG & Co. KGaA	408	35,533
HOCHTIEF AG	84	6,854
Infineon Technologies AG	4,664	116,536
KION Group AG	268	20,663
Knorr-Bremse AG	210	24,681
LANXESS AG(a)	336	17,482
LEG Immobilien AG(a)	240	33,562
Merck KGaA	504	64,396
METRO AG	855	7,838
MTU Aero Engines AG(a)	191	33,167
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	541	143,812
Nemetschek SE	201	14,831
Puma SE(a)	336	26,160
RWE AG	2,238	84,633
SAP SE	3,902	617,276
Scout24 AG(c)	374	32,484
Siemens AG, Registered	2,820	361,209
Siemens Healthineers AG(c)	558	29,003
Symrise AG	462	57,937
TeamViewer AG(a)(c)	453	24,507
Telefonica Deutschland Holding AG	2,970	8,165
thyssenkrupp AG(a)	1,542	11,980
Uniper SE	801	27,809
United Internet AG, Registered	462	21,017
Volkswagen AG(a)	127	19,929
Vonovia SE	1,871	122,083
Zalando SE(a)(c)	569	41,205

		4,438,091

Hong Kong — 1.1%
AIA Group Ltd.	44,400	401,308
ASM Pacific Technology Ltd.	1,200	13,486
Bank of East Asia Ltd. (The)(b)	4,680	10,652
BeiGene Ltd., ADR(a)(b)	126	26,334
BOC Hong Kong Holdings Ltd.	12,000	33,444
Budweiser Brewing Co. APAC Ltd.(b)(c)	5,000	18,129
CK Asset Holdings Ltd.	9,336	51,859
CK Hutchison Holdings Ltd.	10,336	67,416
CK Infrastructure Holdings Ltd.	2,500	13,032

84	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares		Value

Hong Kong (continued)
CLP Holdings Ltd.	6,500		$61,560
Dairy Farm International Holdings Ltd.(b)	1,400		5,992
Galaxy Entertainment Group Ltd.	8,000		54,502
Hang Lung Properties Ltd.	8,000		19,633
Hang Seng Bank Ltd.(b)	3,000		47,186
Henderson Land Development Co. Ltd.	5,523		20,702
HK Electric Investments & HK Electric Investments Ltd.	7,500		7,761
HKT Trust & HKT Ltd.	16,740		24,667
Hong Kong & China Gas Co. Ltd.(b)	35,875		51,473
Hong Kong Exchanges & Clearing Ltd.	4,400		210,173
Hongkong Land Holdings Ltd.	4,200		15,918
Jardine Matheson Holdings Ltd.	800		32,736
Jardine Strategic Holdings Ltd.	800		16,160
Kerry Properties Ltd.	2,500		5,948
Link REIT	8,400		65,193
Melco Resorts & Entertainment Ltd., ADR	835		13,744
MTR Corp. Ltd.	6,000		29,806
New World Development Co. Ltd.	4,583		22,353
NWS Holdings Ltd.	7,000		5,419
PCCW Ltd.	12,000		6,766
Power Assets Holdings Ltd.	5,500		30,622
Sands China Ltd.	8,000		30,967
Sino Land Co. Ltd.	14,000		16,962
SJM Holdings Ltd.	8,000		9,011
Sun Hung Kai Properties Ltd.	4,500		55,102
Swire Pacific Ltd., Class A	2,000		9,897
Swire Properties Ltd.	4,400		10,162
Techtronic Industries Co. Ltd.	5,393		56,329
WH Group Ltd.(c)	39,000		34,671
Wharf Holdings Ltd. (The)	3,000		5,094
Wharf Real Estate Investment Co. Ltd.(b)	7,000		24,748
Wynn Macau Ltd.	6,000		10,513

			1,647,430

Ireland — 0.6%
CRH PLC	3,170		115,304
Flutter Entertainment PLC(a)	326		49,478
Flutter Entertainment PLC(a)	200		30,109
Kerry Group PLC, Class A	603		79,861
Kingspan Group PLC	462		33,189
Linde PLC	1,990		487,769
Smurfit Kappa Group PLC	798		26,856
Steris PLC	317		50,603
Trane Technologies PLC	925		103,480

			976,649

Israel — 0.2%
Azrieli Group Ltd.	168		8,049
Bank Hapoalim BM	4,089		24,338
Bank Leumi Le-Israel BM	5,144		25,763
Check Point Software Technologies Ltd.(a)	467		58,538
CyberArk Software Ltd.(a)(b)	126		14,848
Elbit Systems Ltd.	79		11,099
ICL Group Ltd.	2,689		8,449
Isracard Ltd.	0	(d)	1
Israel Discount Bank Ltd., Class A	4,536		13,772
Mizrahi Tefahot Bank Ltd.	477		9,845
Nice Ltd.(a)	240		48,829
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	4,032		46,529
Wix.com Ltd.(a)(b)	169		49,091

			319,151

Security	Shares	Value

Italy — 0.7%
Assicurazioni Generali SpA	3,951	$59,148
Atlantia SpA(a)	1,848	29,392
CNH Industrial NV(a)	3,654	24,992
DiaSorin SpA	88	17,274
Enel SpA	30,366	277,531
Eni SpA	9,702	86,515
Ferrari NV	479	85,727
FinecoBank Banca Fineco SpA(a)	1,921	27,884
Infrastrutture Wireless Italiane SpA(c)	903	9,146
Intesa Sanpaolo SpA(a)	55,282	111,601
Leonardo SpA	1,485	9,500
Mediobanca Banca di Credito Finanziario SpA	2,396	19,204
Moncler SpA(a)	672	25,905
Nexi SpA(a)(c)	1,095	19,636
Pirelli & C SpA(a)(c)	1,596	6,347
Poste Italiane SpA(c)	1,974	18,095
Prysmian SpA	779	19,925
Recordati SpA	408	21,826
Snam SpA	8,527	45,374
Telecom Italia SpA/Milano	32,828	13,230
Tenaris SA	1,764	10,288
Terna Rete Elettrica Nazionale SpA	6,106	45,532
UniCredit SpA(a)	8,297	75,752

		1,059,824

Malta — 0.0%
BGP Holdings PLC(a)(e)	38,252	0	(d)

Netherlands — 1.6%
ABN AMRO Bank NV, CVA(c)	1,705	14,162
Adyen NV(a)(c)	65	108,914
Aegon NV	7,064	20,933
AerCap Holdings NV(a)	425	11,445
Akzo Nobel NV	758	71,474
Altice Europe NV(a)	2,546	12,073
ArcelorMittal SA(a)	2,497	27,578
ASML Holding NV	1,581	560,299
Davide Campari-Milano NV	2,214	22,288
EXOR NV	393	22,144
Heineken Holding NV	431	37,383
Heineken NV	937	91,122
ING Groep NV	14,658	102,196
Just Eat Takeaway.com NV(a)(c)	432	46,875
Koninklijke Ahold Delhaize NV	4,140	119,794
Koninklijke DSM NV	633	97,009
Koninklijke KPN NV	12,602	32,695
Koninklijke Philips NV(a)	3,456	179,366
Koninklijke Vopak NV	282	15,456
NN Group NV	1,149	42,119
NXP Semiconductors NV	1,044	122,701
Prosus NV(a)	1,831	177,759
QIAGEN NV(a)	852	42,486
Randstad NV	450	21,636
Unilever NV	5,521	326,951
Wolters Kluwer NV	1,017	80,406

		2,407,264

New Zealand — 0.1%
a2 Milk Co. Ltd.(a)	2,730	37,899
Auckland International Airport Ltd.	3,711	15,772
Fisher & Paykel Healthcare Corp. Ltd.	2,142	51,368
Mercury NZ Ltd.	2,570	7,995

SCHEDULE OF INVESTMENTS	85

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Meridian Energy Ltd.	5,005	$16,204
Ryman Healthcare Ltd.	1,374	12,173
Spark New Zealand Ltd.	6,594	21,656

		163,067

Norway — 0.2%
DNB ASA(a)	3,267	49,857
Equinor ASA	3,715	54,955
Gjensidige Forsikring ASA(a)	771	15,830
Mowi ASA	1,658	29,913
Norsk Hydro ASA(a)	5,018	14,039
Orkla ASA	2,803	27,632
Schibsted ASA, Class B(a)	420	13,841
Telenor ASA	2,772	43,005
Yara International ASA	645	27,018

		276,090

Portugal — 0.1%
EDP — Energias de Portugal SA	10,404	52,717
Galp Energia SGPS SA	1,934	20,354
Jeronimo Martins SGPS SA	1,050	17,749

		90,820

Singapore — 0.3%
Ascendas REIT	10,586	27,328
CapitaLand Commercial Trust	10,558	12,396
CapitaLand Ltd.	8,400	16,907
CapitaLand Mall Trust(b)	12,600	17,366
City Developments Ltd.	1,800	10,737
DBS Group Holdings Ltd.	6,800	98,035
Genting Singapore Ltd.	21,800	11,684
Jardine Cycle & Carriage Ltd.	310	4,521
Keppel Corp. Ltd.	5,100	20,083
Mapletree Commercial Trust	7,700	10,332
Mapletree Logistics Trust	10,000	15,533
Oversea-Chinese Banking Corp. Ltd.(b)	11,825	73,815
Singapore Airlines Ltd.(b)	5,100	12,719
Singapore Exchange Ltd.	3,400	20,257
Singapore Technologies Engineering Ltd.	5,800	13,831
Singapore Telecommunications Ltd.	30,200	54,617
Suntec REIT	9,900	9,674
United Overseas Bank Ltd.	3,800	53,731
UOL Group Ltd.	2,100	10,138
Venture Corp. Ltd.	1,100	14,359
Wilmar International Ltd.	7,100	23,920
Yangzijiang Shipbuilding Holdings Ltd.	8,400	5,605

		537,588

Spain — 0.8%
ACS Actividades de Construccion y Servicios SA	1,029	23,788
Aena SME SA(a)(c)	254	33,129
Amadeus IT Group SA	1,638	82,049
Banco Bilbao Vizcaya Argentaria SA	24,837	77,448
Banco Santander SA(a)	60,253	128,861
Bankinter SA	2,144	11,110
CaixaBank SA	13,231	28,475
Cellnex Telecom SA(c)	936	58,905
Enagas SA	959	24,234
Endesa SA	1,149	32,663
Ferrovial SA	1,857	45,543
Grifols SA	1,150	33,589
Iberdrola SA	21,973	283,735
Iberdrola SA, New	499	6,449

Security	Shares	Value

Spain (continued)
Industria de Diseno Textil SA	4,067	$108,304
Mapfre SA	4,131	7,454
Naturgy Energy Group SA	1,134	21,107
Red Electrica Corp. SA	1,551	30,299
Repsol SA	5,858	45,580
Siemens Gamesa Renewable Energy SA	897	21,081
Telefonica SA	18,191	76,320

		1,180,123

Sweden — 1.0%
Alfa Laval AB(a)(b)	1,011	23,945
Assa Abloy AB, Class B	3,810	83,508
Atlas Copco AB, Class A	2,365	104,646
Atlas Copco AB, Class B	1,470	56,823
Boliden AB	966	26,282
Electrolux AB, Series B	1,061	19,906
Epiroc AB, Class A	2,535	35,457
Epiroc AB, Class B	1,470	20,031
EQTAB	896	21,006
Essity AB, Class B(a)	2,228	73,511
Evolution Gaming Group AB(c)	443	30,317
Hennes & Mauritz AB, Class B(b)	3,024	46,982
Hexagon AB, Class B(a)	999	64,986
Husqvarna AB, Class B	1,932	18,449
ICA Gruppen AB	294	14,481
Industrivarden AB, Class C(a)	547	13,444
Investment AB Latour, Class B	557	11,422
Investor AB, Class B	1,673	98,842
Kinnevik AB, Class B	924	32,410
L E Lundbergforetagen AB, Class B(a)	309	14,482
Lundin Energy AB	828	19,157
Nibe Industrier AB, Class B(a)	1,087	26,106
Sandvik AB(a)	4,074	75,759
Securitas AB, Class B(a)	1,240	18,514
Skandinaviska Enskilda Banken AB, Class A(a)	5,838	56,511
Skanska AB, Class B(a)	1,386	27,977
SKF AB, Class B	1,501	27,715
Svenska Cellulosa AB SCA, Class B(a)	2,113	25,567
Svenska Handelsbanken AB, Class A(a)	5,814	55,042
Swedbank AB, Class A(a)	3,390	55,045
Swedish Match AB	635	48,874
Tele2 AB, Class B	1,639	23,252
Telefonaktiebolaget LM Ericsson, Class B	10,908	125,747
Telia Co. AB	9,774	38,095
Volvo AB, Class B(a)	5,828	100,578

		1,534,869

Switzerland — 3.4%
ABB Ltd., Registered	6,934	173,560
Adecco Group AG, Registered	620	29,422
Alcon Inc.(a)	1,851	111,911
Baloise Holding AG, Registered	182	27,769
Barry Callebaut AG, Registered	10	20,875
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	4	31,043
Cie. Financiere Richemont SA, Registered	2,061	128,005
Clariant AG, Registered	666	12,592
Coca-Cola HBC AG	715	18,797
Credit Suisse Group AG, Registered	9,492	101,358
EMS-Chemie Holding AG, Registered	30	25,937
Geberit AG, Registered	134	74,122

86	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Givaudan SA, Registered	35	$144,702
Julius Baer Group Ltd.	840	36,935
Kuehne + Nagel International AG, Registered(a)	200	34,495
LafargeHolcim Ltd., Registered	1,806	85,386
Logitech International SA, Registered	573	41,748
Lonza Group AG, Registered	278	173,761
Nestle SA, Registered	11,207	1,331,732
Novartis AG, Registered	8,039	666,927
Partners Group Holding AG	71	68,776
Roche Holding AG, NVS	2,649	920,467
Schindler Holding AG, Participation Certificates, NVS	154	39,021
Schindler Holding AG, Registered	82	20,462
SGS SA, Registered	21	55,195
Sika AG, Registered	504	111,083
Sonova Holding AG, Registered(a)	227	51,304
Straumann Holding AG, Registered	42	41,358
Swatch Group AG (The), Bearer	126	26,455
Swatch Group AG (The), Registered	170	6,772
Swiss Life Holding AG, Registered	126	46,109
Swiss Prime Site AG, Registered	304	27,787
Swiss Re AG	1,080	85,194
Swisscom AG, Registered	98	52,334
Temenos AG, Registered	252	37,397
UBS Group AG, Registered	13,702	161,089
Vifor Pharma AG	183	25,880
Zurich Insurance Group AG	560	206,961

		5,254,721

United Kingdom — 4.6%
3i Group PLC	3,700	43,201
Admiral Group PLC	772	24,318
Amcor PLC(a)	5,628	57,968
Anglo American PLC	4,566	112,079
Antofagasta PLC	1,317	17,761
Aptiv PLC	998	77,594
Ashtead Group PLC	1,658	52,989
Associated British Foods PLC	1,344	31,135
AstraZeneca PLC	4,918	550,601
Auto Trader Group PLC(c)	3,936	27,721
AVEVA Group PLC	244	13,278
Aviva PLC	14,870	51,466
BAE Systems PLC	12,264	78,905
Barclays PLC	62,062	81,912
Barratt Developments PLC	3,627	24,307
Berkeley Group Holdings PLC	505	29,522
BP PLC	74,975	270,760
British American Tobacco PLC	8,654	286,742
British Land Co. PLC (The)	3,627	17,428
BT Group PLC	30,576	39,561
Bunzl PLC	1,302	37,561
Burberry Group PLC	1,542	25,349
Coca-Cola European Partners PLC	882	36,312
Compass Group PLC	6,656	91,772
Croda International PLC	532	40,010
DCC PLC	379	33,985
Diageo PLC	8,649	317,964
Direct Line Insurance Group PLC	5,057	19,673
Evraz PLC	1,512	5,725
Experian PLC	3,477	122,167
Ferguson PLC	891	79,428
Fiat Chrysler Automobiles NV(a)	4,095	41,741

Security	Shares	Value

United Kingdom (continued)
GlaxoSmithKline PLC	18,748	$376,434
Glencore PLC	37,350	85,612
GVC Holdings PLC	2,019	17,611
Halma PLC	1,433	40,964
Hargreaves Lansdown PLC	1,159	26,606
Hikma Pharmaceuticals PLC	507	14,307
HSBC Holdings PLC	76,485	343,523
Imperial Brands PLC	3,570	59,789
Informa PLC	5,945	28,863
InterContinental Hotels Group PLC	645	29,765
Intertek Group PLC	630	44,469
ITV PLC	13,848	10,302
J Sainsbury PLC	5,868	14,414
JD Sports Fashion PLC	1,276	10,142
Johnson Matthey PLC	747	21,952
Kingfisher PLC	8,065	25,606
Land Securities Group PLC	2,858	21,629
Legal & General Group PLC	21,504	60,399
Lloyds Banking Group PLC	248,919	85,875
London Stock Exchange Group PLC	1,176	130,950
M&G PLC	9,963	21,001
Melrose Industries PLC	17,934	20,069
Mondi PLC	1,832	32,773
National Grid PLC	12,938	152,898
Natwest Group PLC	18,386	25,579
Next PLC	477	34,120
Ocado Group PLC(a)	1,680	45,269
Pearson PLC(b)	2,688	18,734
Persimmon PLC(a)	1,149	36,224
Prudential PLC	9,602	139,322
Reckitt Benckiser Group PLC	2,616	264,585
RELX PLC	7,438	157,662
Rentokil Initial PLC	7,037	49,339
Rio Tinto PLC	4,229	256,158
Rolls-Royce Holdings PLC	8,215	24,972
Royal Dutch Shell PLC, Class A	15,346	225,908
Royal Dutch Shell PLC, Class B	13,890	197,037
RSA Insurance Group PLC	3,697	20,821
Sage Group PLC (The)	4,034	38,619
Schroders PLC	450	17,512
Segro PLC	4,318	54,928
Sensata Technologies Holding PLC(a)	630	23,927
Severn Trent PLC	870	27,976
Smith & Nephew PLC	3,276	65,249
Smiths Group PLC	1,485	26,410
Spirax-Sarco Engineering PLC	280	37,889
SSE PLC	4,033	68,866
St. James’s Place PLC	1,959	24,226
Standard Chartered PLC	9,205	46,611
Standard Life Aberdeen PLC	9,900	32,536
Taylor Wimpey PLC	11,397	17,703
Tesco PLC	38,095	108,549
Unilever PLC	4,380	262,890
United Utilities Group PLC	2,481	29,307
Vodafone Group PLC	99,091	150,294
Whitbread PLC(a)	737	21,087
Wm Morrison Supermarkets PLC	8,373	20,534
WPP PLC	4,704	35,068

		7,022,799

SCHEDULE OF INVESTMENTS	87

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States — 70.6%
3M Co.	2,142	$322,307
Abbott Laboratories	6,630	667,243
AbbVie Inc.	6,620	628,304
ABIOMED Inc.(a)	168	50,390
Accenture PLC, Class A	2,368	532,279
Activision Blizzard Inc.	2,859	236,239
Adobe Inc.(a)	1,798	798,887
Advance Auto Parts Inc.	282	42,339
Advanced Micro Devices Inc.(a)	4,377	338,911
AES Corp. (The)	2,688	40,938
Aflac Inc.	2,579	91,735
Agilent Technologies Inc.	1,139	109,720
AGNC Investment Corp.	1,849	25,146
Air Products & Chemicals Inc.	814	233,317
Akamai Technologies Inc.(a)	573	64,428
Albemarle Corp.	397	32,737
Alexandria Real Estate Equities Inc.(b)	420	74,571
Alexion Pharmaceuticals Inc.(a)	840	86,092
Align Technology Inc.(a)	294	86,383
Alleghany Corp.	48	25,071
Allegion PLC	378	37,596
Alliant Energy Corp.	828	44,588
Allstate Corp. (The)	1,184	111,758
Ally Financial Inc.	1,393	27,999
Alnylam Pharmaceuticals Inc.(a)	407	59,324
Alphabet Inc., Class A(a)	1,120	1,666,504
Alphabet Inc., Class C, NVS(a)	1,147	1,700,955
Altice USA Inc., Class A(a)	1,261	34,034
Altria Group Inc.	6,978	287,145
Amazon.com Inc.(a)	1,581	5,003,359
AMERCO	42	13,345
Ameren Corp.	924	74,142
American Electric Power Co. Inc.	1,848	160,554
American Express Co.	2,567	239,552
American Financial Group Inc./OH	306	18,596
American International Group Inc.	3,276	105,291
American Tower Corp.	1,663	434,692
American Water Works Co. Inc.	702	103,384
Ameriprise Financial Inc.	447	68,673
AmerisourceBergen Corp.	618	61,917
AMETEK Inc.	887	82,713
Amgen Inc.	2,204	539,253
Amphenol Corp., Class A	1,111	117,499
Analog Devices Inc.	1,386	159,182
Annaly Capital Management Inc.	5,483	40,629
ANSYS Inc.(a)	322	100,013
Anthem Inc.	943	258,193
AO Smith Corp.	546	26,284
Aon PLC, Class A	850	174,437
Apollo Global Management Inc.	604	29,656
Apple Inc.	16,353	6,950,679
Applied Materials Inc.	3,453	222,132
Aramark	926	19,557
Arch Capital Group Ltd.(a)	1,512	46,494
Archer-Daniels-Midland Co.	2,102	90,029
Arista Networks Inc.(a)(b)	210	54,552
Arrow Electronics Inc.(a)	351	25,139
Arthur J Gallagher & Co.	723	77,715
Assurant Inc.	219	23,536
AT&T Inc.	26,608	787,065

Security	Shares	Value

United States (continued)
Athene Holding Ltd., Class A(a)	546	$17,609
Atmos Energy Corp.	420	44,516
Autodesk Inc.(a)	813	192,218
Autoliv Inc.	316	20,549
Automatic Data Processing Inc.	1,628	216,377
AutoZone Inc.(a)	88	106,253
Avalara Inc.(a)	258	34,688
AvalonBay Communities Inc.	511	78,244
Avantor Inc.(a)	1,403	30,978
Avery Dennison Corp.	336	38,082
Axalta Coating Systems Ltd.(a)	866	19,225
Baker Hughes Co.	2,376	36,804
Ball Corp.	1,177	86,663
Bank of America Corp.	29,041	722,540
Bank of New York Mellon Corp. (The)	3,010	107,909
Baxter International Inc.	1,921	165,936
Becton Dickinson and Co.	1,018	286,404
Berkshire Hathaway Inc., Class B(a)	5,180	1,014,140
Best Buy Co. Inc.	899	89,531
Biogen Inc.(a)	654	179,647
BioMarin Pharmaceutical Inc.(a)	660	79,075
Bio-Rad Laboratories Inc., Class A(a)	84	44,091
Black Knight Inc.(a)	564	42,255
BlackRock Inc.(f)	570	327,756
Blackstone Group Inc. (The), Class A	2,496	132,987
Boeing Co. (The)	2,001	316,158
Booking Holdings Inc.(a)	155	257,630
Booz Allen Hamilton Holding Corp.	529	43,251
BorgWarner Inc.	771	28,219
Boston Properties Inc.	514	45,792
Boston Scientific Corp.(a)	5,156	198,867
Bristol-Myers Squibb Co.	8,311	487,523
Broadcom Inc.	1,493	472,908
Broadridge Financial Solutions Inc.	435	58,438
Brown & Brown Inc.	961	43,697
Brown-Forman Corp., Class B, NVS	1,127	78,146
Bunge Ltd.	534	23,197
Burlington Stores Inc.(a)	252	47,376
Cable One Inc.	16	29,161
Cabot Oil & Gas Corp.	1,554	29,060
Cadence Design Systems Inc.(a)	1,065	116,351
Camden Property Trust	336	30,512
Campbell Soup Co.	687	34,055
Capital One Financial Corp.	1,660	105,908
Cardinal Health Inc.	1,092	59,645
Carlyle Group Inc. (The)	524	14,918
CarMax Inc.(a)	596	57,794
Carnival Corp.(b)	1,596	22,152
Carrier Global Corp.(b)	3,069	83,600
Catalent Inc.(a)	544	47,513
Caterpillar Inc.	2,043	271,474
Cboe Global Markets Inc.	442	38,763
CBRE Group Inc., Class A(a)	1,220	53,448
CDK Global Inc.	474	21,548
CDW Corp./DE	533	61,961
Celanese Corp.	468	45,490
Centene Corp.(a)	2,187	142,702
CenterPoint Energy Inc.	1,863	35,416
CenturyLink Inc.	3,774	36,419
Cerner Corp.	1,134	78,756

88	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
CF Industries Holdings Inc.	870	$27,257
CH Robinson Worldwide Inc.	507	47,516
Charles Schwab Corp. (The)	4,376	145,064
Charter Communications Inc., Class A(a)(b)	549	318,420
Cheniere Energy Inc.(a)	798	39,485
Chevron Corp.	7,035	590,518
Chipotle Mexican Grill Inc.(a)	99	114,361
Chubb Ltd.	1,667	212,109
Church & Dwight Co. Inc.	928	89,394
Cigna Corp.(a)	1,383	238,830
Cincinnati Financial Corp.	588	45,823
Cintas Corp.	338	102,032
Cisco Systems Inc.	15,796	743,992
Citigroup Inc.	7,920	396,079
Citizens Financial Group Inc.	1,687	41,854
Citrix Systems Inc.	437	62,386
Clorox Co. (The)	455	107,612
CME Group Inc.	1,354	225,008
CMS Energy Corp.	1,065	68,352
Coca-Cola Co. (The)	15,233	719,607
Cognex Corp.	650	43,466
Cognizant Technology Solutions Corp., Class A	2,062	140,876
Colgate-Palmolive Co.	3,085	238,162
Comcast Corp., Class A	16,981	726,787
Comerica Inc.	603	23,228
Conagra Brands Inc.	1,794	67,185
Concho Resources Inc.	781	41,034
ConocoPhillips	4,101	153,336
Consolidated Edison Inc.	1,248	95,884
Constellation Brands Inc., Class A	630	112,266
Cooper Companies Inc. (The)	183	51,776
Copart Inc.(a)	798	74,414
Corning Inc.	2,990	92,690
Corteva Inc.(a)	2,827	80,739
CoStar Group Inc.(a)	139	118,117
Costco Wholesale Corp.	1,641	534,195
Coupa Software Inc.(a)	232	71,096
Crowdstrike Holdings Inc., Class A(a)	360	40,752
Crown Castle International Corp.	1,554	259,052
Crown Holdings Inc.(a)	527	37,723
CSX Corp.	2,912	207,742
Cummins Inc.	571	110,351
CVS Health Corp.	4,938	310,798
Danaher Corp.	2,340	476,892
Darden Restaurants Inc.	477	36,204
Datadog Inc., Class A(a)	367	34,447
DaVita Inc.(a)	307	26,829
Deere & Co.	1,134	199,936
Dell Technologies Inc., Class C(a)	909	54,385
Delta Air Lines Inc.	551	13,758
Dentsply Sirona Inc.	883	39,382
DexCom Inc.(a)	336	146,341
Diamondback Energy Inc.	603	24,036
Digital Realty Trust Inc.(b)	991	159,095
Discover Financial Services	1,188	58,723
Discovery Inc., Class A(a)(b)	546	11,521
Discovery Inc., Class C, NVS(a)	1,334	25,279
DISH Network Corp., Class A(a)	885	28,417
DocuSign Inc.(a)	621	134,651
Dollar General Corp.	951	181,070

Security	Shares	Value

United States (continued)
Dollar Tree Inc.(a)	924	$86,255
Dominion Energy Inc.	3,171	256,946
Domino’s Pizza Inc.	149	57,605
Dover Corp.	519	53,421
Dow Inc.(a)	2,730	112,094
DR Horton Inc.	1,348	89,184
Dropbox Inc., Class A(a)	1,092	24,843
DTE Energy Co.	736	85,104
Duke Energy Corp.	2,764	234,221
Duke Realty Corp.	1,434	57,632
DuPont de Nemours Inc.	2,827	151,188
Dynatrace Inc.(a)	440	18,405
E*TRADE Financial Corp.	781	39,651
East West Bancorp. Inc.	549	19,028
Eastman Chemical Co.	505	37,688
Eaton Corp. PLC	1,535	142,955
eBay Inc.	2,982	164,845
Ecolab Inc.	937	175,294
Edison International	1,328	73,930
Edwards Lifesciences Corp.(a)	2,295	179,951
Elanco Animal Health Inc.(a)	1,612	38,092
Electronic Arts Inc.(a)	1,082	153,233
Eli Lilly & Co.	3,216	483,333
Emerson Electric Co.	2,310	143,243
Entergy Corp.	771	81,055
EOG Resources Inc.	2,184	102,320
EPAM Systems Inc.(a)	210	60,917
Equifax Inc.	450	73,152
Equinix Inc.	317	248,997
Equitable Holdings Inc.	1,587	32,470
Equity LifeStyle Properties Inc.	599	40,924
Equity Residential	1,356	72,722
Erie Indemnity Co., Class A, NVS	84	17,650
Essential Utilities Inc.(b)	814	36,915
Essex Property Trust Inc.	253	55,847
Estee Lauder Companies Inc. (The), Class A	842	166,329
Everest Re Group Ltd.	146	31,943
Evergy Inc.	886	57,439
Eversource Energy	1,197	107,814
Exact Sciences Corp.(a)	588	55,713
Exelon Corp.	3,636	140,386
Expedia Group Inc.	526	42,611
Expeditors International of Washington Inc.	645	54,509
Extra Space Storage Inc.	492	50,843
Exxon Mobil Corp.	15,817	665,579
F5 Networks Inc.(a)	222	30,170
Facebook Inc., Class A(a)	8,991	2,280,747
FactSet Research Systems Inc.	149	51,599
Fair Isaac Corp.(a)	101	44,358
Fastenal Co.	2,184	102,735
Federal Realty Investment Trust	267	20,372
FedEx Corp.	940	158,296
Fidelity National Financial Inc.	967	31,292
Fidelity National Information Services Inc.	2,330	340,902
Fifth Third Bancorp	2,720	54,019
First Republic Bank/CA	630	70,862
FirstEnergy Corp.	1,920	55,680
Fiserv Inc.(a)	2,155	215,047
FleetCor Technologies Inc.(a)	315	81,450
FLIR Systems Inc.	546	22,746

SCHEDULE OF INVESTMENTS	89

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
FMC Corp.	508	$53,873
Ford Motor Co.	14,379	95,045
Fortinet Inc.(a)	551	76,203
Fortive Corp.	1,147	80,508
Fortune Brands Home & Security Inc.	475	36,338
Fox Corp., Class A, NVS	1,404	36,181
Fox Corp., Class B(a)	632	16,287
Franklin Resources Inc.	1,164	24,502
Freeport-McMoRan Inc.	5,182	66,951
Garmin Ltd.	511	50,380
Gartner Inc.(a)	344	42,876
General Dynamics Corp.	896	131,479
General Electric Co.	32,638	198,113
General Mills Inc.	2,270	143,623
General Motors Co.	4,749	118,203
Genuine Parts Co.	547	49,312
Gilead Sciences Inc.	4,746	329,989
Global Payments Inc.	1,135	202,053
Globe Life Inc.	350	27,860
GoDaddy Inc., Class A(a)	672	47,228
Goldman Sachs Group Inc. (The)	1,213	240,126
Guidewire Software Inc.(a)	310	36,475
Halliburton Co.	3,276	46,945
Hartford Financial Services Group Inc. (The)	1,344	56,878
Hasbro Inc.	519	37,762
HCA Healthcare Inc.	1,008	127,653
HD Supply Holdings Inc.(a)	588	20,639
Healthpeak Properties Inc.	1,848	50,432
HEICO Corp.	126	12,111
HEICO Corp., Class A	257	19,673
Henry Schein Inc.(a)	561	38,558
Hershey Co. (The)	559	81,284
Hess Corp.	1,050	51,671
Hewlett Packard Enterprise Co.	5,167	50,998
Hilton Worldwide Holdings Inc.	1,063	79,778
HollyFrontier Corp.	645	17,738
Hologic Inc.(a)	1,059	73,897
Home Depot Inc. (The)	4,069	1,080,279
Honeywell International Inc.	2,643	394,785
Hormel Foods Corp.	1,104	56,149
Host Hotels & Resorts Inc.	2,760	29,753
Howmet Aerospace Inc.	1,622	23,973
HP Inc.	5,494	96,585
Humana Inc.	496	194,655
Huntington Bancshares Inc./OH	4,146	38,433
Huntington Ingalls Industries Inc.	168	29,183
IAC/InterActiveCorp.(a)	308	40,785
IDEX Corp.	305	50,270
IDEXX Laboratories Inc.(a)	312	124,098
IHS Markit Ltd.	1,428	115,282
Illinois Tool Works Inc.	1,189	219,953
Illumina Inc.(a)	546	208,659
Incyte Corp.(a)	683	67,453
Ingersoll Rand Inc.(a)	1,363	43,057
Ingredion Inc.	252	21,798
Insulet Corp.(a)	227	46,163
Intel Corp.	15,985	762,964
Intercontinental Exchange Inc.	2,066	199,947
International Business Machines Corp.	3,318	407,915
International Flavors & Fragrances Inc.	320	40,304

Security	Shares	Value

United States (continued)
International Paper Co.	1,470	$51,141
Interpublic Group of Companies Inc. (The)	1,401	25,288
Intuit Inc.	963	295,034
Intuitive Surgical Inc.(a)	439	300,908
Invesco Ltd.	1,485	14,909
Invitation Homes Inc.	1,913	57,046
Ionis Pharmaceuticals Inc.(a)	504	29,010
IPG Photonics Corp.(a)	144	25,777
IQVIA Holdings Inc.(a)	726	114,991
Iron Mountain Inc.	1,043	29,402
Jack Henry & Associates Inc.	299	53,312
Jacobs Engineering Group Inc.	546	46,601
Jazz Pharmaceuticals PLC(a)	198	21,434
JB Hunt Transport Services Inc.	311	40,243
JM Smucker Co. (The)	451	49,317
Johnson & Johnson	9,847	1,435,299
Johnson Controls International PLC	2,792	107,436
Jones Lang LaSalle Inc.	183	18,101
JPMorgan Chase & Co.	11,488	1,110,200
Juniper Networks Inc.	1,359	34,491
Kansas City Southern	369	63,413
Kellogg Co.	968	66,782
Keurig Dr Pepper Inc.	1,226	37,503
KeyCorp.	3,696	44,389
Keysight Technologies Inc.(a)	714	71,321
Kimberly-Clark Corp.	1,302	197,956
Kinder Morgan Inc./DE	7,492	105,637
KKR & Co. Inc.	1,736	61,402
KLA Corp.	590	117,900
Knight-Swift Transportation Holdings Inc.	506	22,006
Kraft Heinz Co. (The)	2,441	83,922
Kroger Co. (The)	2,970	103,326
L3Harris Technologies Inc.	830	139,714
Laboratory Corp. of America Holdings(a)	382	73,695
Lam Research Corp.	549	207,061
Lamb Weston Holdings Inc.	546	32,804
Las Vegas Sands Corp.	1,302	56,819
Lear Corp.	214	23,621
Leidos Holdings Inc.	479	45,582
Lennar Corp., Class A	1,054	76,257
Lennox International Inc.	141	37,808
Liberty Broadband Corp., Class A(a)	94	12,691
Liberty Broadband Corp., Class C, NVS(a)	381	52,300
Liberty Global PLC, Class A(a)	716	16,758
Liberty Global PLC, Class C, NVS(a)	1,484	33,776
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	757	26,828
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	336	11,689
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)(b)	714	24,983
Lincoln National Corp.	756	28,176
Live Nation Entertainment Inc.(a)	546	25,558
LKQ Corp.(a)	1,149	32,390
Lockheed Martin Corp.	946	358,506
Loews Corp.	1,080	39,323
Lowe’s Companies Inc.	2,836	422,309
Lululemon Athletica Inc.(a)	422	137,399
LyondellBasell Industries NV, Class A	993	62,082
M&T Bank Corp.	465	49,267
Marathon Petroleum Corp.	2,450	93,590
Markel Corp.(a)	51	53,272
MarketAxess Holdings Inc.	142	73,371

90	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Marriott International Inc./MD, Class A	1,034	$86,675
Marsh & McLennan Companies Inc.	1,898	221,307
Martin Marietta Materials Inc.	230	47,651
Marvell Technology Group Ltd.	2,394	87,309
Masco Corp.	981	56,074
Masimo Corp.(a)	179	39,401
Mastercard Inc., Class A	3,344	1,031,724
Match Group Inc(a)	886	90,992
Maxim Integrated Products Inc.	1,008	68,635
McCormick & Co. Inc./MD, NVS	477	92,967
McDonald’s Corp.	2,799	543,790
McKesson Corp.	598	89,796
Medical Properties Trust Inc.	1,924	38,730
Medtronic PLC	4,996	482,014
MercadoLibre Inc.(a)	168	188,936
Merck & Co. Inc.	9,479	760,595
MetLife Inc.	2,836	107,343
Mettler-Toledo International Inc.(a)	92	86,020
MGM Resorts International	1,644	26,452
Microchip Technology Inc.	886	90,133
Micron Technology Inc.(a)	4,135	206,977
Microsoft Corp.	27,006	5,536,500
Mid-America Apartment Communities Inc.	435	51,848
Moderna Inc.(a)(b)	949	70,321
Mohawk Industries Inc.(a)	210	16,769
Molina Healthcare Inc.(a)	207	38,233
Molson Coors Beverage Co., Class B	729	27,352
Mondelez International Inc., Class A	5,355	297,149
MongoDB Inc.(a)(b)	178	40,776
Monster Beverage Corp.(a)	1,527	119,839
Moody’s Corp.	630	177,219
Morgan Stanley	4,507	220,302
Mosaic Co. (The)	1,470	19,801
Motorola Solutions Inc.	617	86,257
MSCI Inc.(b)	307	115,426
Mylan NV(a)	1,965	31,656
Nasdaq Inc.	411	53,968
National Oilwell Varco Inc.	1,233	14,192
National Retail Properties Inc.	588	20,845
NetApp Inc.	773	34,244
Netflix Inc.(a)	1,636	799,808
Neurocrine Biosciences Inc.(a)	328	39,478
Newell Brands Inc.	1,462	23,977
Newmont Corp.	3,033	209,884
News Corp., Class A, NVS	1,416	18,012
NextEra Energy Inc.	1,814	509,190
Nielsen Holdings PLC	1,353	19,524
Nike Inc., Class B	4,643	453,203
NiSource Inc.	1,402	34,279
Nordson Corp.	191	36,983
Norfolk Southern Corp.	975	187,405
Northern Trust Corp.	771	60,408
Northrop Grumman Corp.	607	197,281
NortonLifeLock Inc.	1,994	42,771
NRG Energy Inc.	943	31,883
Nucor Corp.	1,169	49,040
NVIDIA Corp.	2,293	973,585
NVR Inc.(a)	11	43,232
O’Reilly Automotive Inc.(a)	281	134,144
Occidental Petroleum Corp.	3,151	49,597

Security	Shares	Value

United States (continued)
OGE Energy Corp.	744	$24,478
Okta Inc.(a)	427	94,358
Old Dominion Freight Line Inc.	354	64,718
Omega Healthcare Investors Inc.	824	26,681
Omnicom Group Inc.	841	45,187
ON Semiconductor Corp.(a)	1,638	33,743
ONEOK Inc.	1,545	43,121
Oracle Corp.	8,469	469,606
Otis Worldwide Corp.	1,532	96,118
Owens Corning	420	25,397
PACCAR Inc.	1,302	110,774
Packaging Corp. of America	324	31,143
Palo Alto Networks Inc.(a)	358	91,619
Parker-Hannifin Corp.	462	82,661
Paychex Inc.	1,220	87,742
Paycom Software Inc.(a)	193	54,883
PayPal Holdings Inc.(a)	4,177	818,984
Pentair PLC	632	27,081
People’s United Financial Inc.	1,830	19,746
PepsiCo Inc.	5,193	714,868
PerkinElmer Inc.	389	46,256
Perrigo Co. PLC	492	26,086
Pfizer Inc.	20,683	795,882
Philip Morris International Inc.	5,843	448,801
Phillips 66	1,657	102,767
Pinnacle West Capital Corp.	408	33,897
Pinterest Inc., Class A(a)	1,095	37,548
Pioneer Natural Resources Co.	635	61,544
PNC Financial Services Group Inc. (The)	1,617	172,485
PPG Industries Inc.	889	95,701
PPL Corp.	2,698	71,821
Principal Financial Group Inc.	1,094	46,418
Procter & Gamble Co. (The)	9,185	1,204,337
Progressive Corp. (The)	2,198	198,567
Prologis Inc.	2,741	288,956
Prudential Financial Inc.	1,527	96,766
PTC Inc.(a)	422	36,106
Public Service Enterprise Group Inc.	1,905	106,566
Public Storage	588	117,529
PulteGroup Inc.	1,015	44,254
Qorvo Inc.(a)	412	52,798
Qualcomm Inc.	4,298	453,912
Quest Diagnostics Inc.	519	65,949
Ralph Lauren Corp.	183	13,048
Raymond James Financial Inc.	462	32,100
Raytheon Technologies Corp.	5,712	323,756
Realty Income Corp.	1,190	71,460
Regency Centers Corp.	603	24,741
Regeneron Pharmaceuticals Inc.(a)	380	240,187
Regions Financial Corp.	3,665	39,802
Reinsurance Group of America Inc.	246	20,972
RenaissanceRe Holdings Ltd.	164	29,582
Republic Services Inc.	840	73,290
ResMed Inc.	548	110,975
RingCentral Inc., Class A(a)(b)	271	78,663
Robert Half International Inc.	420	21,365
Rockwell Automation Inc.	427	93,146
Roku Inc.(a)	308	47,706
Rollins Inc.	610	31,964
Roper Technologies Inc.	396	171,250

SCHEDULE OF INVESTMENTS	91

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Ross Stores Inc.	1,347	$120,786
Royal Caribbean Cruises Ltd.	664	32,343
RPM International Inc.	489	39,898
S&P Global Inc.	916	320,829
salesforce.com Inc.(a)	3,160	615,726
Sarepta Therapeutics Inc.(a)	278	42,679
SBA Communications Corp.	417	129,912
Schlumberger Ltd.	5,166	93,711
Seagate Technology PLC	924	41,783
Sealed Air Corp.	603	21,515
Seattle Genetics Inc.(a)	462	76,817
SEI Investments Co.	514	26,898
Sempra Energy	1,050	130,683
ServiceNow Inc.(a)	720	316,224
Sherwin-Williams Co. (The)	303	196,320
Signature Bank/New York NY	212	21,736
Simon Property Group Inc.	1,160	72,326
Sirius XM Holdings Inc.	4,148	24,390
Skyworks Solutions Inc.	618	89,968
Slack Technologies Inc., Class A(a)(b)	1,073	31,707
Snap Inc., Class A, NVS(a)(b)	3,338	74,838
Snap-on Inc.	174	25,381
Southern Co. (The)	3,894	212,651
Southwest Airlines Co.	576	17,793
Splunk Inc.(a)	576	120,856
Square Inc., Class A(a)	1,365	177,245
SS&C Technologies Holdings Inc.	852	48,990
Stanley Black & Decker Inc.	561	86,013
Starbucks Corp.	4,373	334,666
State Street Corp.	1,388	88,541
Steel Dynamics Inc.	897	24,587
Stryker Corp.	1,264	244,331
Sun Communities Inc.	336	50,376
SVB Financial Group(a)	210	47,097
Synchrony Financial	2,218	49,084
Synopsys Inc.(a)	570	113,555
Sysco Corp.	1,836	97,033
T-Mobile U.S. Inc.(a)	2,149	230,760
T Rowe Price Group Inc.	887	122,495
Take-Two Interactive Software Inc.(a)	431	70,693
Target Corp.	1,892	238,165
TD Ameritrade Holding Corp.	1,057	37,936
TE Connectivity Ltd.	1,234	109,912
Teladoc Health Inc.(a)	245	58,219
Teledyne Technologies Inc.(a)	137	42,018
Teleflex Inc.	170	63,427
Teradyne Inc.	641	57,023
Tesla Inc.(a)	551	788,349
Texas Instruments Inc.	3,490	445,150
Textron Inc.	882	30,817
Thermo Fisher Scientific Inc.	1,490	616,786
Tiffany & Co.	423	53,027
TJX Companies Inc. (The)	4,444	231,044
Tractor Supply Co.	415	59,237
Trade Desk Inc. (The), Class A(a)	142	64,087
Tradeweb Markets Inc., Class A(b)	285	15,410
TransDigm Group Inc.	177	76,390
TransUnion	672	60,191
Travelers Companies Inc. (The)	975	111,560
Trimble Inc.(a)	966	42,997

Security	Shares	Value

United States (continued)
Truist Financial Corp.	5,030	$188,424
Twilio Inc., Class A(a)	452	125,394
Twitter Inc.(a)	2,950	107,380
Tyler Technologies Inc.(a)	146	52,159
Tyson Foods Inc., Class A	1,134	69,684
U.S. Bancorp	5,187	191,089
Uber Technologies Inc.(a)	3,429	103,762
UDR Inc.	1,165	42,173
UGI Corp.	687	22,905
Ulta Beauty Inc.(a)	212	40,914
Union Pacific Corp.	2,575	446,376
United Parcel Service Inc., Class B	2,605	371,890
United Rentals Inc.(a)(b)	282	43,814
UnitedHealth Group Inc.	3,542	1,072,447
Universal Health Services Inc., Class B	315	34,619
Vail Resorts Inc.	144	27,652
Valero Energy Corp.	1,542	86,707
Varian Medical Systems Inc.(a)	336	47,954
Veeva Systems Inc., Class A(a)	498	131,756
Ventas Inc.	1,361	52,208
VEREIT Inc.	4,062	26,444
VeriSign Inc.(a)	388	82,132
Verisk Analytics Inc.	588	110,961
Verizon Communications Inc.	15,444	887,721
Vertex Pharmaceuticals Inc.(a)	961	261,392
VF Corp.	1,265	76,355
ViacomCBS Inc., Class B, NVS	2,211	57,641
VICI Properties Inc.	1,740	37,775
Visa Inc., Class A	6,375	1,213,800
Vistra Corp.	1,554	28,998
VMware Inc., Class A(a)	307	43,044
Vornado Realty Trust	630	21,748
Voya Financial Inc.	546	26,972
Vulcan Materials Co.	504	59,180
Walmart Inc.	5,279	683,103
Walgreens Boots Alliance Inc.	2,873	116,960
Walt Disney Co. (The)	6,747	788,994
Waste Management Inc.	1,585	173,716
Waters Corp.(a)	252	53,714
Wayfair Inc., Class A(a)	210	55,879
WEC Energy Group Inc.	1,190	113,359
Wells Fargo & Co.	14,644	355,263
Welltower Inc.	1,554	83,232
West Pharmaceutical Services Inc.	278	74,746
Western Digital Corp.	1,178	50,772
Western Union Co. (The)	1,456	35,352
Westinghouse Air Brake Technologies Corp.	707	43,968
Westrock Co.	953	25,598
Weyerhaeuser Co.	2,825	78,563
Whirlpool Corp.	254	41,432
Williams Companies Inc. (The)	4,478	85,664
Willis Towers Watson PLC	469	98,495
Workday Inc., Class A(a)	598	108,190
WP Carey Inc.	686	48,960
WR Berkley Corp.	519	32,048
WW Grainger Inc.	181	61,817
Wynn Resorts Ltd.	378	27,379
Xcel Energy Inc.	1,932	133,385
Xilinx Inc.	903	96,937
XPO Logistics Inc.(a)	348	26,107

92	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Xylem Inc./NY	714	$52,108
Yum! Brands Inc.	1,160	105,618
Zebra Technologies Corp., Class A(a)	210	58,958
Zillow Group Inc., Class C, NVS(a)(b)	487	33,306
Zimmer Biomet Holdings Inc.	767	103,438
Zions Bancorp. N.A.	714	23,184
Zoetis Inc.	1,778	269,687
Zoom Video Communications Inc., Class A(a)	421	106,896

		107,342,645

Total Common Stocks — 99.3% (Cost: $150,999,754)		151,011,721

Preferred Stocks

Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	225	11,590
Fuchs Petrolub SE, Preference Shares, NVS	240	10,529
Henkel AG & Co. KGaA, Preference Shares, NVS	666	65,681
Porsche Automobil Holding SE, Preference Shares, NVS	588	33,438
Sartorius AG, Preference Shares, NVS	126	48,483
Volkswagen AG, Preference Shares, NVS	691	102,138

		271,859

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	21,618	8,661

Total Preferred Stocks — 0.2% (Cost: $383,476)		280,520

Rights

Portugal — 0.0%
EDP-Energias de Portugal SA, (Expires 08/06/20)(a)(b)	10,404	1,061

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(a)	936	3,929

Total Rights — 0.0% (Cost: $0)		4,990

Security	Shares	Value

Warrants

United States — 0.0%
Occidental Petroleum Corp. (Expires 08/03/27)(a)	393	$2,201

Total Warrants — 0.0% (Cost: $0)		2,201

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(f)(g)(h)	2,270,696	2,273,194
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(f)(g)	304,000	304,000

		2,577,194

Total Short-Term Investments — 1.7% (Cost: $2,574,343)		2,577,194

Total Investments in Securities — 101.2% (Cost: $153,957,573)		153,876,626

Other Assets, Less Liabilities — (1.2)%		(1,791,669)

Net Assets — 100.0%		$152,084,957

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rounds to less than $1.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,401,181	$874,012	(a)	$—		$(4,478)	$2,479	$2,273,194	2,270,696	$22,607	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	364,000	—		(60,000	)(a)	—	—	304,000	304,000	3,532		—
BlackRock Inc.	209,988	112,617		(38,287)		(15,600)	59,038	327,756	570	6,702		—

						$(20,078)	$61,517	$2,904,950		$32,841		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULE OF INVESTMENTS	93

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	6	09/18/20	$226	$(3,175)
S&P 500 E-Mini Index	2	09/18/20	326	20,136

				$16,961

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$20,136

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$3,175

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(6,954)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$8,656

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$524,102

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

94	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI Kokusai ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$151,005,272	$6,449	$0	(a)	$151,011,721
Preferred Stocks	280,520	—	—		280,520
Rights	4,990	—	—		4,990
Warrants	2,201	—	—		2,201
Money Market Funds	2,577,194	—	—		2,577,194

	$153,870,177	$6,449	$0	(a)	$153,876,626

Derivative financial instruments(b)
Assets
Futures Contracts	$20,136	$—	$—		$20,136
Liabilities
Futures Contracts	(3,175)	—	—		(3,175)

	$16,961	$—	$—		$16,961

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	95

Statements of Assets and Liabilities

July 31, 2020

	iShares MSCI ACWI ETF	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF (Consolidated)	iShares MSCI Europe Financials ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$11,840,235,643	$429,339,974	$4,015,026,114	$715,274,734
Affiliated(c)	399,750,387	3,458,866	139,043,632	270,000
Cash	14,695	54	1,475	4,511
Foreign currency, at value(d)	19,829,474	444,620	9,398,288	659,136
Cash pledged:
Futures contracts	4,314,000	153,000	2,367,480	—
Foreign currency collateral pledged:
Futures contracts(e)	—	—	438,054	552,208
Receivables:
Investments sold	1,579,870	—	—	—
Securities lending income — Affiliated	211,961	2,886	121,587	—
Capital shares sold	83,713	—	—	1,161,549
Dividends	14,751,143	553,770	12,227,502	2,803
Tax reclaims	4,902,039	189,853	—	2,380,489
Foreign withholding tax claims	153,030	—	—	23,664

Total assets	12,285,825,955	434,143,023	4,178,624,132	720,329,094

LIABILITIES
Collateral on securities loaned, at value	248,712,981	1,904,721	131,287,363	—
Deferred foreign capital gain tax	368,825	61,522	1,506,355	—
Payables:
Investments purchased	83,713	—	—	1,161,549
Variation margin on futures contracts	227,151	9,425	204,407	19,456
Capital shares redeemed	58,212	—	—	—
Investment advisory fees	3,156,906	72,109	2,344,635	223,999
Professional fees	51,530	—	—	858
Foreign taxes	—	13	1,374	—
IRS compliance fee for foreign withholding tax claims	150,607	—	—	—

Total liabilities	252,809,925	2,047,790	135,344,134	1,405,862

NET ASSETS	$12,033,016,030	$432,095,233	$4,043,279,998	$718,923,232

NET ASSETS CONSIST OF:
Paid-in capital	$11,121,513,341	$409,236,209	$4,077,106,845	$1,096,967,900
Accumulated earnings (loss)	911,502,689	22,859,024	(33,826,847)	(378,044,668)

NET ASSETS	$12,033,016,030	$432,095,233	$4,043,279,998	$718,923,232

Shares outstanding	154,800,000	3,400,000	53,800,000	49,650,000

Net asset value	$77.73	$127.09	$75.15	$14.48

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$240,382,528	$1,797,282	$121,237,169	$—
(b) Investments, at cost — Unaffiliated	$10,246,182,703	$375,998,322	$3,119,740,317	$1,017,188,649
(c) Investments, at cost — Affiliated	$397,870,403	$3,297,087	$138,933,743	$270,000
(d) Foreign currency, at cost	$19,417,354	$436,131	$9,424,796	$636,579
(e) Foreign currency collateral pledged, at cost	$—	$—	$438,048	$550,252

See notes to financial statements.

96	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

July 31, 2020

	iShares MSCI Europe Small-Cap ETF	iShares MSCI Kokusai ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$123,379,147	$150,971,676
Affiliated(c)	5,430,162	2,904,950
Cash	9,928	2,403
Foreign currency, at value(d)	212,569	220,378
Cash pledged:
Futures contracts	—	27,000
Foreign currency collateral pledged:
Futures contracts(e)	93,782	36,657
Receivables:
Investments sold	2,756	4,645
Securities lending income — Affiliated	20,124	2,253
Variation margin on futures contracts	—	788
Dividends	83,612	139,015
Tax reclaims	254,797	81,590

Total assets	129,486,877	154,391,355

LIABILITIES
Collateral on securities loaned, at value	5,395,884	2,274,686
Payables:
Variation margin on futures contracts	3,418	—
Investment advisory fees	41,166	31,630
Professional fees	—	82

Total liabilities	5,440,468	2,306,398

NET ASSETS	$124,046,409	$152,084,957

NET ASSETS CONSIST OF:
Paid-in capital	$156,176,170	$170,235,886
Accumulated loss	(32,129,761)	(18,150,929)

NET ASSETS	$124,046,409	$152,084,957

Shares outstanding	2,500,000	2,100,000

Net asset value	$49.62	$72.42

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$5,049,520	$2,204,644
(b) Investments, at cost — Unaffiliated	$146,578,411	$151,059,473
(c) Investments, at cost — Affiliated	$5,425,196	$2,898,100
(d) Foreign currency, at cost	$204,277	$211,104
(e) Foreign currency collateral pledged, at cost	$93,454	$36,516
See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Operations

Year Ended July 31, 2020

	iShares MSCI ACWI ETF	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF (Consolidated)	iShares MSCI Europe Financials ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$246,960,578	$10,493,813	$99,741,446	$16,032,102
Dividends — Affiliated	947,709	23,465	67,380	3,570
Non-cash dividends — Unaffiliated	13,280,146	564,883	—	819,066
Interest — Unaffiliated	—	—	4,515	—
Securities lending income — Affiliated — net	1,885,974	58,778	1,851,219	11,648
Other income — Unaffiliated	—	—	—	1,333
Foreign taxes withheld	(13,032,025)	(568,036)	(9,724,710)	(1,834,227)
Other foreign taxes	(93,078)	(1,711)	(90,437)	—

Total investment income	249,949,304	10,571,192	91,849,413	15,033,492

EXPENSES
Investment advisory fees	34,154,230	931,356	26,079,192	3,029,452
Commitment fees	108	276	24,731	—
Miscellaneous	255	264	264	264
Mauritius income taxes	—	—	173,602	—
Interest expense	—	102	10,502	—

Total expenses	34,154,593	931,998	26,288,291	3,029,716

Less:
Investment advisory fees waived	(670,738)	—	—	—

Total expenses after fees waived	33,483,855	931,998	26,288,291	3,029,716

Net investment income	216,465,449	9,639,194	65,561,122	12,003,776

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(306,582,563)	(13,142,212)	(80,728,357)	(26,319,148)
Investments — Affiliated	(3,794,999)	2,355	(47,429)	(75)
In-kind redemptions — Unaffiliated	955,165,074	44,028,737	173,000,872	(93,077,607)
In-kind redemptions — Affiliated	1,984,451	62,032	—	—
Futures contracts	3,520,287	35,007	(366,290)	303,963
Foreign currency transactions	(852,351)	(43,251)	(910,475)	170,038

Net realized gain (loss)	649,439,899	30,942,668	90,948,321	(118,922,829)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	379,949,405	(7,644,442)	321,551,310	(66,790,912)
Investments — Affiliated	5,885,974	62,791	65,248	—
Futures contracts	1,890,650	82,911	1,679,393	(162,730)
Foreign currency translations	978,886	26,903	60,131	221,450

Net change in unrealized appreciation (depreciation)	388,704,915	(7,471,837)	323,356,082	(66,732,192)

Net realized and unrealized gain (loss)	1,038,144,814	23,470,831	414,304,403	(185,655,021)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,254,610,263	$33,110,025	$479,865,525	$(173,651,245)

(a) Net of foreign capital gain tax of	$9,626	$9,058	$12,641	$—
(b) Net of deferred foreign capital gain tax of	$368,825	$47,812	$(32,052)	$—

See notes to financial statements.

98	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended July 31, 2020

	iShares MSCI Europe Small-Cap ETF	iShares MSCI Kokusai ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,388,958	$3,225,733
Dividends — Affiliated	972	10,234
Non-cash dividends — Unaffiliated	212,870	—
Securities lending income — Affiliated — net	257,813	22,607
Other income — Unaffiliated	—	136
Foreign taxes withheld	(232,726)	(137,572)
Foreign withholding tax claims	—	7,983

Total investment income	2,627,887	3,129,121

EXPENSES
Investment advisory fees	507,023	358,668
Miscellaneous	264	260

Total expenses	507,287	358,928

Net investment income	2,120,600	2,770,193

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(4,077,808)	(3,811,118)
Investments — Affiliated	2,109	(5,890)
In-kind redemptions — Unaffiliated	(515,129)	(4,667,259)
In-kind redemptions — Affiliated	—	(14,188)
Futures contracts	(159,234)	(6,954)
Foreign currency transactions	12,742	(4,163)

Net realized loss	(4,737,320)	(8,509,572)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	5,593,403	10,113,809
Investments — Affiliated	(52)	61,517
Futures contracts	(17,876)	8,656
Foreign currency translations	34,407	18,387

Net change in unrealized appreciation (depreciation)	5,609,882	10,202,369

Net realized and unrealized gain	872,562	1,692,797

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,993,162	$4,462,990

See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Changes in Net Assets

	iShares MSCI ACWI ETF		iShares MSCI ACWI Low Carbon Target ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$216,465,449	$222,740,984	$9,639,194	$10,501,746
Net realized gain	649,439,899	396,880,167	30,942,668	18,087,951
Net change in unrealized appreciation (depreciation)	388,704,915	(118,194,296)	(7,471,837)	(23,751,362)

Net increase in net assets resulting from operations	1,254,610,263	501,426,855	33,110,025	4,838,335

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(229,032,124)	(229,411,770)	(9,984,246)	(11,305,924)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	153,067,966	1,755,869,635	(60,029,663)	(58,557,538)

NET ASSETS
Total increase (decrease) in net assets	1,178,646,105	2,027,884,720	(36,903,884)	(65,025,127)
Beginning of year	10,854,369,925	8,826,485,205	468,999,117	534,024,244

End of year	$12,033,016,030	$10,854,369,925	$432,095,233	$468,999,117

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

100	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI All Country Asia ex Japan ETF (Consolidated)		iShares MSCI Europe Financials ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$65,561,122	$75,236,230	$12,003,776	$33,315,172
Net realized gain (loss)	90,948,321	5,065,350	(118,922,829)	(168,777,205)
Net change in unrealized appreciation (depreciation)	323,356,082	(211,924,104)	(66,732,192)	(75,531,428)

Net increase (decrease) in net assets resulting from operations	479,865,525	(131,622,524)	(173,651,245)	(210,993,461)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(67,043,036)	(81,681,537)	(12,564,780)	(36,740,874)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(399,890,246)	(82,735,665)	(130,009,165)	(522,568,469)

NET ASSETS
Total increase (decrease) in net assets	12,932,243	(296,039,726)	(316,225,190)	(770,302,804)
Beginning of year	4,030,347,755	4,326,387,481	1,035,148,422	1,805,451,226

End of year	$4,043,279,998	$4,030,347,755	$718,923,232	$1,035,148,422

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statements of Changes in Net Assets  (continued)

	iShares MSCI Europe Small-Cap ETF		iShares MSCI Kokusai ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,120,600	$6,028,192	$2,770,193	$3,103,867
Net realized gain (loss)	(4,737,320)	13,240,344	(8,509,572)	(1,955,582)
Net change in unrealized appreciation (depreciation)	5,609,882	(49,607,111)	10,202,369	4,329,984

Net increase (decrease) in net assets resulting from operations	2,993,162	(30,338,575)	4,462,990	5,478,269

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,463,439)	(6,755,832)	(2,711,973)	(3,283,829)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(16,401,034)	(89,358,771)	6,850,620	(5,892,020)

NET ASSETS
Total increase (decrease) in net assets	(15,871,311)	(126,453,178)	8,601,637	(3,697,580)
Beginning of year	139,917,720	266,370,898	143,483,320	147,180,900

End of year	$124,046,409	$139,917,720	$152,084,957	$143,483,320

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

102	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI ACWI ETF

	Year Ended 07/31/20		Year Ended 07/31/19		Year Ended 07/31/18		Year Ended 07/31/17		Year Ended 07/31/16

Net asset value, beginning of year	$73.94		$73.31		$67.16		$58.43		$60.04

Net investment income(a)	1.48		1.60		1.50		1.36	(b)	1.25
Net realized and unrealized gain (loss)(c)	3.87		0.58		6.12		8.66		(1.40)

Net increase (decrease) from investment operations	5.35		2.18		7.62		10.02		(0.15)

Distributions(d)
From net investment income	(1.56)		(1.55)		(1.47)		(1.29)		(1.46)

Total distributions	(1.56)		(1.55)		(1.47)		(1.29)		(1.46)

Net asset value, end of year	$77.73		$73.94		$73.31		$67.16		$58.43

Total Return
Based on net asset value	7.29%		3.14%		11.40%		17.31	%(b)	(0.13)%

Ratios to Average Net Assets
Total expenses	0.32	%(e)	0.32	%(e)	0.31	%(e)	0.32%		0.33%

Total expenses after fees waived	0.31	%(e)	0.31	%(e)	0.31	%(e)	0.32%		0.33%

Total expenses excluding professional fees for foreign withholding tax claims	N/A		0.32%		N/A		0.32%		N/A

Net investment income	2.01%		2.25%		2.10%		2.21	%(b)	2.23%

Supplemental Data
Net assets, end of year (000)	$12,033,016		$10,854,370		$8,826,485		$7,266,576		$5,527,311

Portfolio turnover rate(f)	16	%(g)	11	%(g)	4	%(g)	4%		5%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI ACWI Low Carbon Target ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$120.26	$118.67	$110.08	$95.80	$98.40

Net investment income(a)	2.49	2.58	2.51	2.33	2.22
Net realized and unrealized gain (loss)(b)	6.91	1.70	8.63	14.05	(2.64)

Net increase (decrease) from investment operations	9.40	4.28	11.14	16.38	(0.42)

Distributions(c)
From net investment income	(2.57)	(2.69)	(2.55)	(2.10)	(2.18)

Total distributions	(2.57)	(2.69)	(2.55)	(2.10)	(2.18)

Net asset value, end of year	$127.09	$120.26	$118.67	$110.08	$95.80

Total Return
Based on net asset value	7.88%	3.82%	10.17%	17.28%	(0.31)%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.33%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.07%	2.24%	2.16%	2.29%	2.42%

Supplemental Data
Net assets, end of year (000)	$432,095	$468,999	$534,024	$434,815	$239,489

Portfolio turnover rate(d)	15%	14%	18%	12%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

104	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI All Country Asia ex Japan ETF (Consolidated)

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$68.54	$72.59	$70.99	$57.05	$59.46

Net investment income(a)	1.20	1.24	1.39	1.21	1.03
Net realized and unrealized gain (loss)(b)	6.61	(3.95)	1.85	13.65	(2.21)

Net increase (decrease) from investment operations	7.81	(2.71)	3.24	14.86	(1.18)

Distributions(c)
From net investment income	(1.20)	(1.34)	(1.64)	(0.92)	(1.23)

Total distributions	(1.20)	(1.34)	(1.64)	(0.92)	(1.23)

Net asset value, end of year	$75.15	$68.54	$72.59	$70.99	$57.05

Total Return
Based on net asset value	11.52%	(3.61)%	4.52%	26.41%	(1.83)%

Ratios to Average Net Assets
Total expenses	0.70%	0.68%	0.67%	0.70%	0.72%

Net investment income	1.75%	1.82%	1.84%	1.97%	1.92%

Supplemental Data
Net assets, end of year (000)	$4,043,280	$4,030,348	$4,326,387	$4,159,795	$2,350,417

Portfolio turnover rate(d)	23%	17%	13%	12%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Europe Financials ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16

Net asset value, beginning of year	$17.53	$21.18	$23.15	$16.32		$23.63

Net investment income(a)	0.31	0.68	0.86	0.87		0.64
Net realized and unrealized gain (loss)(b)	(3.01)	(3.35)	(1.85)	6.61		(7.12)

Net increase (decrease) from investment operations	(2.70)	(2.67)	(0.99)	7.48		(6.48)

Distributions(c)
From net investment income	(0.35)	(0.98)	(0.98)	(0.65)		(0.83)

Total distributions	(0.35)	(0.98)	(0.98)	(0.65)		(0.83)

Net asset value, end of year	$14.48	$17.53	$21.18	$23.15		$16.32

Total Return
Based on net asset value	(15.62)%	(12.53)%	(4.18)%	46.28%		(27.77)%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%		0.48%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.48%	N/A	0.48%		N/A

Net investment income	1.90%	3.62%	3.72%	4.30	%(d)	3.30%

Supplemental Data
Net assets, end of year (000)	$718,923	$1,035,148	$1,805,451	$1,611,394		$447,062

Portfolio turnover rate(e)	5%	5%	3%	9%		4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:
• Ratio of net investment income to average net assets by 0.01%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

106	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Europe Small-Cap ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$49.09	$57.28	$53.88	$44.03	$47.18

Net investment income(a)	0.81	1.51	1.52	1.22	1.19
Net realized and unrealized gain (loss)(b)	0.68	(7.50)	3.38	9.56	(3.13)

Net increase (decrease) from investment operations	1.49	(5.99)	4.90	10.78	(1.94)

Distributions(c)
From net investment income	(0.96)	(2.20)	(1.50)	(0.93)	(1.21)

Total distributions	(0.96)	(2.20)	(1.50)	(0.93)	(1.21)

Net asset value, end of year	$49.62	$49.09	$57.28	$53.88	$44.03

Total Return
Based on net asset value	2.98%	(10.32)%	9.15%	24.74%	(4.14)%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.40%	N/A	N/A	N/A

Net investment income	1.67%	2.95%	2.65%	2.56%	2.69%

Supplemental Data
Net assets, end of year (000)	$124,046	$139,918	$266,371	$161,646	$59,445

Portfolio turnover rate(d)	20%	17%	15%	16%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Kokusai ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16

Net asset value, beginning of year	$68.33	$66.90	$61.10	$53.85		$55.33

Net investment income(a)	1.32	1.42	1.40	1.36	(b)	1.22
Net realized and unrealized gain (loss)(c)	4.06	1.51	6.10	7.49		(1.24)

Net increase (decrease) from investment operations	5.38	2.93	7.50	8.85		(0.02)

Distributions(d)
From net investment income	(1.29)	(1.50)	(1.70)	(1.60)		(1.46)

Total distributions	(1.29)	(1.50)	(1.70)	(1.60)		(1.46)

Net asset value, end of year	$72.42	$68.33	$66.90	$61.10		$53.85

Total Return
Based on net asset value	7.94%	4.59%	12.38%	16.62	%(b)	0.11%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%		0.25%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	N/A	N/A	0.25%		N/A

Net investment income	1.93%	2.17%	2.16%	2.40	%(b)	2.36%

Supplemental Data
Net assets, end of year (000)	$152,085	$143,483	$147,181	$329,938		$280,040

Portfolio turnover rate(e)	4%	4%	6%	7%		5%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.02.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.03%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

108	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI ACWI	Diversified
MSCI ACWI Low Carbon Target	Diversified
MSCI All Country Asia ex Japan	Diversified
MSCI Europe Financials	Diversified
MSCI Europe Small-Cap	Diversified
MSCI Kokusai	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI All Country Asia ex Japan ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2020, if any, are disclosed in the statement of assets and liabilities.

The iShares MSCI All Country Asia ex Japan ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements  (continued)

Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

110	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI ACWI
Barclays Capital Inc.	$5,722,174	$5,722,174		$—	$—
BNP Paribas Prime Brokerage International Ltd.	5,773,569	5,773,569		—	—
BofA Securities, Inc.	23,943,192	23,943,192		—	—
Citigroup Global Markets Inc.	11,765,063	11,765,063		—	—
Credit Suisse Securities (USA) LLC	5,444,893	5,444,893		—	—
Deutsche Bank Securities Inc.	14,233,165	14,233,165		—	—
Goldman Sachs & Co.	51,992,551	51,992,551		—	—
HSBC Bank PLC	4,029,369	4,029,369		—	—
Jefferies LLC	1,701,668	1,701,668		—	—
JPMorgan Securities LLC	11,644,274	11,644,274		—	—
JPMorgan Securities PLC	356,206	356,206		—	—
Macquarie Bank Limited	1,083,546	1,083,546		—	—
Morgan Stanley & Co. International PLC	339,963	339,963		—	—
Morgan Stanley & Co. LLC	62,202,706	62,202,706		—	—
National Financial Services LLC	292,699	287,580		—	(5,119	)(b)
Nomura Securities International Inc.	1,610,300	1,610,300		—	—
RBC Capital Markets LLC	4,622,007	4,622,007		—	—
Scotia Capital (USA) Inc.	302,023	302,023		—	—
SG Americas Securities LLC	472,897	459,169		—	(13,728	)(b)
State Street Bank & Trust Company	21,015,335	21,015,335		—	—
TD Prime Services LLC	25,116	25,116		—	—
UBS AG	8,015,158	8,015,158		—	—
UBS Securities LLC	1,830,025	1,830,025		—	—
Wells Fargo Securities LLC	1,964,629	1,964,629		—	—

	$240,382,528	$240,363,681		$—	$(18,847)

MSCI ACWI Low Carbon Target
BNP Paribas Prime Brokerage International Ltd.	$292,414	$278,104		$—	$(14,310	)(b)
Citigroup Global Markets Inc.	285,962	285,962		—	—
Goldman Sachs & Co.	348,627	348,627		—	—
JPMorgan Securities LLC	329,609	329,609		—	—
State Street Bank & Trust Company	151,661	151,661		—	—
TD Prime Services LLC	30,012	28,998		—	(1,014	)(b)
UBS AG	189,045	189,045		—	—
Wells Fargo Bank, National Association	169,952	169,952		—	—

	$1,797,282	$1,781,958		$—	$(15,324)

MSCI All Country Asia ex Japan
Barclays Capital Inc.	$3,084,465	$2,974,022		$—	$(110,443	)(b)
BNP Paribas Prime Brokerage International Ltd.	9,654,474	9,654,474		—	—
BofA Securities, Inc.	14,633,788	14,633,788		—	—
Citigroup Global Markets Inc.	13,558,175	13,558,175		—	—
Credit Suisse Securities (USA) LLC	6,300,683	6,300,683		—	—
Deutsche Bank Securities Inc.	10,495	10,495		—	—
Goldman Sachs & Co.	5,449,559	5,449,559		—	—
HSBC Bank PLC	4,672,043	4,672,043		—	—
JPMorgan Securities LLC	15,681,429	15,681,429		—	—
Macquarie Bank Limited	171,175	171,175		—	—
Morgan Stanley & Co. International PLC	1,027,813	1,027,813		—	—
Morgan Stanley & Co. LLC	44,918,171	44,918,171		—	—
State Street Bank & Trust Company	703,647	665,528		—	(38,119	)(b)
TD Prime Services LLC	1,371,252	1,371,252		—	—

	$121,237,169	$121,088,607		$—	$(148,562)

112	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Europe Small-Cap
Barclays Capital Inc.	$47,099	$47,099		$—	$—
BNP Paribas Securities Corp.	553	538		—	(15	)(b)
BofA Securities, Inc.	495,398	495,398		—	—
Citigroup Global Markets Inc.	229,006	229,006		—	—
Credit Suisse AG	71,229	71,229		—	—
Credit Suisse Securities (USA) LLC	102,968	102,968		—	—
Deutsche Bank Securities Inc.	343,121	343,121		—	—
Goldman Sachs & Co.	1,011,504	1,011,504		—	—
HSBC Bank PLC	199,539	199,539		—	—
Jefferies LLC	16,831	16,351		—	(480	)(b)
JPMorgan Securities LLC	62,352	62,303		—	(49	)(b)
Morgan Stanley & Co. LLC	1,713,777	1,713,777		—	—
Scotia Capital (USA) Inc.	111,457	111,457		—	—
SG Americas Securities LLC	21,728	21,728		—	—
UBS AG	622,958	622,958		—	—

	$5,049,520	$5,048,976		$—	$(544)

MSCI Kokusai
Barclays Capital Inc.	$93,067	$93,067		$—	$—
BNP Paribas Prime Brokerage International Ltd.	199,025	199,025		—	—
BofA Securities, Inc.	447,545	447,545		—	—
Citigroup Global Markets Inc.	60,638	60,638		—	—
Credit Suisse Securities (USA) LLC	8,047	8,047		—	—
Goldman Sachs & Co.	548,437	548,437		—	—
HSBC Bank PLC	97,434	97,434		—	—
Jefferies LLC	1,060	1,060		—	—
JPMorgan Securities LLC	168,848	168,848		—	—
Morgan Stanley & Co. LLC	182,401	182,401		—	—
Nomura Securities International Inc.	630	630		—	—
SG Americas Securities LLC	318,420	315,236		—	(3,184	)(b)
UBS AG	79,092	79,092		—	—

	$2,204,644	$2,201,460		$—	$(3,184)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements  (continued)

amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCIACWI ETF, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI ACWI Low Carbon Target	0.20%
MSCI Europe Financials	0.48
MSCI Europe Small-Cap	0.40
MSCI Kokusai	0.25

For its investment advisory services to the iShares MSCIAll Country Asia ex Japan ETF, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For each of the iShares MSCI ACWI and iShares MSCI All Country Asia ex Japan ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for the Funds through November 30, 2021 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the

114	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended July 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI ACWI	$485,086
MSCI ACWI Low Carbon Target	14,661
MSCI All Country Asia ex Japan	444,611
MSCI Europe Financials	3,311
MSCI Europe Small-Cap	59,589
MSCI Kokusai	5,851

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI ACWI	$89,324,385	$110,964,809	$(38,286,847)
MSCI ACWI Low Carbon Target	9,952,515	8,617,532	(1,390,692)
MSCI All Country Asia ex Japan	9,631,812	25,310,200	(7,581,198)
MSCI Europe Financials	4,156,553	3,635,743	(1,674,718)
MSCI Europe Small-Cap	3,117,771	11,116,071	3,318,730
MSCI Kokusai	932,566	814,239	(739,465)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI ACWI	$1,739,413,143	$1,705,192,399
MSCI ACWI Low Carbon Target	70,189,303	72,480,102
MSCI All Country Asia ex Japan	895,381,856	870,395,897
MSCI Europe Financials	35,189,308	31,294,729
MSCI Europe Small-Cap	26,097,472	25,115,084
MSCI Kokusai	7,046,291	6,414,614

For the year ended July 31, 2020, in-kind transactions were as follows:

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (continued)

iShares ETF	In-kind Purchases	In-kind Sales
MSCI ACWI	$2,899,242,069	$2,800,459,592
MSCI ACWI Low Carbon Target	86,896,013	145,378,434
MSCI All Country Asia ex Japan	154,902,769	582,022,242
MSCI Europe Financials	581,404,261	714,797,184
MSCI Europe Small-Cap	22,831,191	38,890,603
MSCI Kokusai	27,029,160	20,672,158

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI ACWI	$943,894,971	$(943,894,971)
MSCI ACWI Low Carbon Target	43,716,339	(43,716,339)
MSCI All Country Asia ex Japan	163,273,973	(163,273,973)
MSCI Europe Financials	(100,997,076)	100,997,076
MSCI Europe Small-Cap	(1,143,730)	1,143,730
MSCI Kokusai	(4,849,753)	4,849,753

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19

MSCI ACWI
Ordinary income	$229,032,124	$229,411,770

MSCI ACWI Low Carbon Target
Ordinary income	$9,984,246	$11,305,924

MSCI All Country Asia ex Japan
Ordinary income	$67,043,036	$81,681,537

MSCI Europe Financials
Ordinary income	$12,564,780	$36,740,874

MSCI Europe Small-Cap
Ordinary income	$2,463,439	$6,755,832

MSCI Kokusai
Ordinary income	$2,711,973	$3,283,829

As of July 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI ACWI	$29,234,135	$(644,321,961)	$1,526,590,515	$911,502,689
MSCI ACWI Low Carbon Target	1,057,115	(30,174,512)	51,976,421	22,859,024
MSCI All Country Asia ex Japan	24,965,209	(845,965,152)	787,173,096	(33,826,847)
MSCI Europe Financials	1,451,101	(72,920,128)	(306,575,641)	(378,044,668)
MSCI Europe Small-Cap	585,056	(7,390,332)	(25,324,485)	(32,129,761)
MSCI Kokusai	432,634	(18,169,876)	(413,687)	(18,150,929)

116	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and foreign withholding tax reclaims.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI ACWI	$10,714,172,112	$2,631,810,440	$(1,105,996,522)	$1,525,813,918
MSCI ACWI Low Carbon Target	380,782,294	95,721,106	(43,704,560)	52,016,546
MSCI All Country Asia ex Japan	3,365,371,485	1,192,570,850	(403,894,105)	788,676,745
MSCI Europe Financials	1,022,320,481	9,347,038	(316,122,785)	(306,775,747)
MSCI Europe Small-Cap	154,161,113	13,151,795	(38,503,599)	(25,351,804)
MSCI Kokusai	154,306,904	29,163,489	(29,593,767)	(430,278)

9.	LINE OF CREDIT

The iShares MSCI ACWI, iShares MSCI ACWI Low Carbon Target and iShares MSCI All Country Asia ex Japan ETFs, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The iShares MSCI ACWI ETF did not borrow under the credit agreement during the year ended July 31, 2020.

For the year ended July 31, 2020, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI ACWI Low Carbon Target	$521,000	$8,541	1.18%
MSCI All Country Asia ex Japan	14,020,261	480,442	2.14

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (continued)

health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI ACWI
Shares sold	49,000,000	$3,143,699,271	57,600,000	$3,871,369,985
Shares redeemed	(41,000,000)	(2,990,631,305)	(31,200,000)	(2,115,500,350)

Net increase	8,000,000	$153,067,966	26,400,000	$1,755,869,635

118	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI ACWI Low Carbon Target
Shares sold	800,000	$98,257,874	600,000	$70,237,829
Shares redeemed	(1,300,000)	(158,287,537)	(1,200,000)	(128,795,367)

Net decrease	(500,000)	$(60,029,663)	(600,000)	$(58,557,538)

MSCI All Country Asia ex Japan
Shares sold	10,200,000	$660,794,906	12,400,000	$815,734,699
Shares redeemed	(15,200,000)	(1,060,685,152)	(13,200,000)	(898,470,364)

Net decrease	(5,000,000)	$(399,890,246)	(800,000)	$(82,735,665)

MSCI Europe Financials
Shares sold	37,450,000	$603,732,479	27,700,000	$502,932,261
Shares redeemed	(46,850,000)	(733,741,644)	(53,900,000)	(1,025,500,730)

Net decrease	(9,400,000)	$(130,009,165)	(26,200,000)	$(522,568,469)

MSCI Europe Small-Cap
Shares sold	500,000	$23,302,486	2,500,000	$125,216,030
Shares redeemed	(850,000)	(39,703,520)	(4,300,000)	(214,574,801)

Net decrease	(350,000)	$(16,401,034)	(1,800,000)	$(89,358,771)

MSCI Kokusai
Shares sold	400,000	$28,216,887	100,000	$6,704,524
Shares redeemed	(400,000)	(21,366,267)	(200,000)	(12,596,544)

Net increase (decrease)	—	$6,850,620	(100,000)	$(5,892,020)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI ACWI and iShares MSCI Europe Financials ETFs have filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares MSCI Europe Financials ETF is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

The iShares MSCIACWI ETF, under the approval of the Board, is seeking a closing agreement with the IRS to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund (on behalf of its shareholders) paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed as a payable for “IRS compliance fee for foreign withholding tax claims”, which is disclosed in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements  (continued)

13.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

120	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of iShares MSCI ACWI ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Small-Cap ETF and iShares MSCI Kokusai ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI ACWI ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Small-Cap ETF and iShares MSCI Kokusai ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	121

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

MSCI ACWI	49.11%
MSCI ACWI Low Carbon Target	47.14%
MSCI All Country Asia ex Japan	0.13%
MSCI Europe Small-Cap	0.34%
MSCI Kokusai	65.06%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Dividend Income
MSCI ACWI	$221,572,771
MSCI ACWI Low Carbon Target	9,368,170
MSCI All Country Asia ex Japan	47,047,353
MSCI Europe Financials	15,230,703
MSCI Europe Small-Cap	2,325,951
MSCI Kokusai	3,164,216

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Business Income
MSCI ACWI	$1,675,938
MSCI ACWI Low Carbon Target	75,794
MSCI Kokusai	30,378

For the fiscal year ended July 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Country Asia ex Japan	$99,640,736	$10,493,383
MSCI Europe Financials	16,859,373	1,722,249
MSCI Europe Small-Cap	2,594,776	207,015

122	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iShares MSCI ACWI ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI Europe Financials ETF, iShares MSCI Kokusai ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers;

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risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short-and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI All Country Asia ex Japan ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with

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independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Europe Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the

128	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	129

Board Review and Approval of Investment Advisory Contract  (continued)

relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

130	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Proxy Results

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI ACWI(a)	$1.535833	$—	$0.021315	$1.557148	99%	—%	1%		100%
MSCI ACWI Low Carbon Target(a)	2.563946	—	0.001750	2.565696	100	—	0	(b)	100
MSCI All Country Asia ex Japan(a)	1.122609	—	0.073137	1.195746	94	—	6		100
MSCI Europe Financials(a)	0.329491	—	0.023450	0.352941	93	—	7		100
MSCI Europe Small-Cap(a)	0.923780	—	0.034837	0.958617	96	—	4		100
MSCI Kokusai(a)	1.287726	—	0.001072	1.288798	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	131

Supplemental Information  (unaudited) (continued)

iShares MSCI ACWI ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.14%
Greater than 0.5% and Less than 1.0%	20	1.45
Greater than 0.0% and Less than 0.5%	732	52.92
At NAV	51	3.69
Less than 0.0% and Greater than –0.5%	540	39.05
Less than –0.5% and Greater than –1.0%	35	2.53
Less than –1.0% and Greater than –1.5%	3	0.22

	1,383	100.00%

iShares MSCI ACWI Low Carbon Target ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	6	0.43
Greater than 0.5% and Less than 1.0%	139	10.05
Greater than 0.0% and Less than 0.5%	926	66.97
At NAV	23	1.66
Less than 0.0% and Greater than –0.5%	270	19.52
Less than –0.5% and Greater than –1.0%	16	1.16
Less than –1.0% and Greater than –1.5%	2	0.14

	1,383	100.00%

iShares MSCI All Country Asia ex Japan ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	68	4.92
Greater than 0.5% and Less than 1.0%	222	16.05
Greater than 0.0% and Less than 0.5%	413	29.87
At NAV	18	1.30
Less than 0.0% and Greater than –0.5%	334	24.15
Less than –0.5% and Greater than –1.0%	183	13.23
Less than –1.0% and Greater than –1.5%	65	4.70
Less than –1.5% and Greater than –2.0%	25	1.81
Less than –2.0% and Greater than –2.5%	17	1.23
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –6.0%	1	0.07

	1,383	100.00%

132	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Europe Financials ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	27	1.95
Greater than 0.5% and Less than 1.0%	112	8.10
Greater than 0.0% and Less than 0.5%	617	44.62
At NAV	24	1.74
Less than 0.0% and Greater than –0.5%	457	33.05
Less than –0.5% and Greater than –1.0%	91	6.58
Less than –1.0% and Greater than –1.5%	23	1.66
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –3.0% and Greater than –3.5%	2	0.14

	1,383	100.00%

iShares MSCI Europe Small-Cap ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	12	0.87
Greater than 1.0% and Less than 1.5%	63	4.56
Greater than 0.5% and Less than 1.0%	235	16.99
Greater than 0.0% and Less than 0.5%	579	41.88
At NAV	22	1.59
Less than 0.0% and Greater than –0.5%	369	26.68
Less than –0.5% and Greater than –1.0%	70	5.06
Less than –1.0% and Greater than –1.5%	15	1.08
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07

	1,383	100.00%

iShares MSCI Kokusai ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	3	0.22
Greater than 0.5% and Less than 1.0%	141	10.20
Greater than 0.0% and Less than 0.5%	582	42.08
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	586	42.37
Less than –0.5% and Greater than –1.0%	52	3.76
Less than –1.0% and Greater than –1.5%	4	0.29

	1,383	100.00%

SUPPLEMENTAL INFORMATION	133

Supplemental Information  (unaudited) (continued)

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI ACWI ETF, iShares MSCI All Country Asia ex Japan ETF and iShares MSCI Kokusai ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI ACWI ETF in respect of the Company’s financial year ending December 31, 2019 was USD 926.93 thousand. This figure is comprised of fixed remuneration of USD 428.54 thousand and variable remuneration of USD 498.39 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI ACWI ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 118.19 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 13.89 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of the Company’s financial year ending December 31, 2019 was USD 339.37 thousand. This figure is comprised of fixed remuneration of USD 156.9 thousand and variable remuneration of USD 182.47 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 43.27 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 5.09 thousand.

134	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Kokusai ETF in respect of the Company’s financial year ending December 31, 2019 was USD 13 thousand. This figure is comprised of fixed remuneration of USD 6.01 thousand and variable remuneration of USD 6.99 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Kokusai ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 1.66 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.19 thousand.

SUPPLEMENTAL INFORMATION	135

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of July 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

136	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005) ; Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	137

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

138	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

GLOSSARY OF TERMS USED IN THIS REPORT	139

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-705-0720

JULY 31, 2020

2020 Annual Report

iShares Trust

•	iShares Adaptive Currency Hedged MSCI EAFE ETF | DEFA | Cboe BZX
•	iShares Currency Hedged MSCI ACWI ex U.S. ETF | HAWX | NYSE Arca
•	iShares Currency Hedged MSCI EAFE ETF | HEFA | Cboe BZX
•	iShares Currency Hedged MSCI EAFE Small-Cap ETF | HSCZ | NYSE Arca
•	iShares MSCI ACWI ex U.S. ETF | ACWX | NASDAQ
•	iShares MSCI EAFE ETF | EFA | NYSE Arca
•	iShares MSCI EAFE Small-Cap ETF | SCZ | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

BlackRock, Inc.

Rob Kapito

BlackRock, Inc.

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a positive return during the 12 months ended July 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.20% in U.S. dollar terms for the reporting period.

Global stocks posted steady gains for the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading afflicted countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors tried to project the length of the disruption and its ultimate economic impact. Beginning in late March 2020, massive stimulus from the world’s largest central banks and governments, as well as tentative success with slowing the virus’ transmission and optimism surrounding potential vaccines, led to a recovery in equity prices.

In the U.S., following the issuance of stay-at-home orders and other restrictions on public gatherings and nonessential work, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Unemployment increased dramatically as record jobless claims brought the unemployment rate up to 14.7% in April 2020, the highest rate since the Great Depression.

In response to the pandemic, the federal government enacted several rounds of stimulus spending, including the U.S. $1.8 trillion CARES act, followed by an additional U.S. $484 billion in aid for small businesses and hospitals. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by enacting two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The combination of Fed intervention, support from government stimulus, and optimism surrounding development of a coronavirus vaccine led to a significant recovery in U.S. stock prices. By the end of the reporting period many stocks had recovered to near their pre-coronavirus highs.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans, and in July 2020 Eurozone countries reached a historic deal for a collective €750 billion stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. Nonetheless, the stock recovery in Europe was relatively muted compared to other parts of the world, and overall returns were negative for the reporting period.

Asia-Pacific stocks posted a solid return despite a sharp decline when the coronavirus outbreaks worsened. The Chinese economy weakened initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and canceled existing orders. By the end of the reporting period, however, progress in many Asian countries in reducing infections and signs of economic recovery in China led to a significant rise in Asia-Pacific equity markets.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Investment Objective

The iShares Adaptive Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while dynamically hedging currency risk for a U.S. dollar based investor, as represented by the MSCI EAFE® Adaptive Hedge to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year		Since Inception	1 Year		Since Inception
Fund NAV	(2.17	)%(a)	4.99%	(2.17	)%(a)	24.96%
Fund Market	(2.02)		5.06	(2.02)		25.31
Index	(2.44)		5.26	(2.44)		26.38

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/5/16. The first day of secondary market trading was 1/7/16.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 925.00	$ 0.19		$ 1,000.00	$ 1,024.70	$ 0.20		0.04%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 19 for more information.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada declined slightly for the reporting period, as the coronavirus pandemic substantially increased market volatility and led to a global recession. European banks were particularly affected, as many of the businesses they lend to experienced significantly lower revenues due to lockdowns.

U.K. stocks declined notably in U.S. dollar terms, despite a meaningful economic stimulus package. The U.K. energy sector detracted the most from the Index’s return, with oil prices pressured by decreased demand due to coronavirus restrictions. On the supply side, increased competition from producers in Saudi Arabia and Russia also weighed on oil prices. The U.K. financials sector declined substantially amid increasing criticism from political leaders and concerns that many small borrowers were at risk of bankruptcy. Bank stocks led the decline in the financials sector, as profits decreased significantly and firms eliminated dividends and buybacks.

French equities detracted from the Index’s return amid a serious recession driven by strict coronavirus lockdowns. The industrials sector was the largest detractor, as virus restrictions negatively affected French aerospace and defense companies. Australian stocks further weighed on performance, as consumer spending and confidence weakened. The financials sector detracted the most, as economic weakness led Australian banks to increase their provisions for bad and doubtful debts. Spanish equities also constrained performance, due in part to decreasing bank profits and lower consumer lending in the financial sector.

On the upside, Swiss stocks posted gains in U.S. dollar terms amid indications that economic activity rose after lockdowns ended. Healthcare stocks were the most significant contributors, as the sector benefited from coronavirus test revenue. Swiss consumer staples stocks also made gains, partly due to steady organic growth.

Danish stocks advanced strongly, as businesses reopened early after relatively effective measures lowered coronavirus infection rates. The healthcare sector made the most significant contribution, with the development and approval of new diabetes drugs continuing during the pandemic. German equities also contributed to the Index’s performance, as the economy benefited from flexibility due to relatively low debt. The German information technology sector gained the most, partly due to increasing cloud services revenue.

In terms of currency performance, the U.S. dollar declined against most major foreign currencies during the reporting period. The Fed’s unprecedented expansion of monetary stimulus, further deficit spending on stimulus, a persistently high rate of coronavirus infections, and narrowing yield premiums relative to other developed countries drove U.S. dollar weakness. The euro, the Japanese yen, and the British pound appreciated by approximately 6%, 3%, and 7%, respectively, against the U.S. dollar.

The adaptive currency hedging component of the Index employs a hedge ratio that modifies currency exposure based on the difference in interest rates, relative valuation, currency momentum, and currency volatility. Due to the relative weakness of the U.S. dollar during the reporting period, greater hedging activity tended to dampen the effect of the appreciation in foreign currencies. For example, approximately 40% of the Index’s exposure to the euro was hedged on average, which limited the positive impact of the euro’s 6% appreciation against the U.S. dollar.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	99.9%
Forward foregin currency exchange contracts, net cumulative depreciation	(1.1)
Other assets less liabilities	1.2

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Financials	15.8%
Health Care	14.4
Industrials	14.4
Consumer Staples	12.2
Consumer Discretionary	11.2
Information Technology	8.6
Materials	7.5
Communication Services	5.5
Utilities	4.1
Energy	3.2
Real Estate	3.1

(a)	Excludes money market funds.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Investment Objective

The iShares Currency Hedged MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging equities, excluding the U.S., while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI ex USA 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI ACWI ex U.S. ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.36)%	3.98%	4.33%	(0.36)%	21.56%	24.11%
Fund Market	(0.28)	4.01	4.35	(0.28)	21.71	24.21
Index	0.07	4.26	4.45	0.07	23.17	24.76

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 950.70	$ 0.15		$ 1,000.00	$ 1,024.70	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 19 for more information.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Portfolio Management Commentary

International stocks advanced marginally during the reporting period, despite high market volatility, the coronavirus pandemic, and a global recession. Late in the reporting period, the first stock markets affected by the pandemic showed signs of recovery, while those affected later generally ended the reporting period with declines amid concerns over new coronavirus outbreaks and localized restrictions.

Chinese equities contributed substantially to the Index’s performance in U.S. dollar terms, as economic growth rallied in the second quarter of 2020, despite an increase in international tensions. The Chinese consumer discretionary sector contributed the most, partly due to increased domestic e-commerce, driven by coronavirus-related concerns and lockdowns. E-commerce sales grew for groceries, exercise equipment, and other stay-at-home goods, while apparel sales declined. Education services stocks advanced, as consumers focused on remote learning. The Chinese communications services sector also contributed to the Index’s performance as revenue rose for business services, online advertising, social media, and online games during the pandemic.

Stocks in Taiwan contributed meaningfully to the Index’s return, as the island avoided stay-at-home orders and limited the economic impact of the coronavirus. The information technology sector was the most significant contributor in Taiwan, driven by strong demand for high-end semiconductors in data centers and 5G equipment. Swiss stocks also contributed modestly amid indications of increased economic activity after pandemic-related restrictions eased. Healthcare equities were the largest contributors in Switzerland, benefiting from coronavirus test revenue.

Turning to detractors, U.K. stocks detracted moderately in U.S. dollar terms, despite a significant stimulus package. The energy sector was the largest detractor in the U.K., as stay-at-home restrictions reduced demand, driving oil prices sharply downward. On the supply side, increased competition from producers in Saudi Arabia and Russia also reduced oil prices. Additionally, the U.K. financials sector detracted marginally amid concerns over expected bankruptcies and increasing scrutiny from political leaders. Brazilian equities also detracted from the Index’s return, as the nation, which faced a persistent outbreak, entered a deep recession. A declining credit outlook for the banking industry weighed on the financials sector, which was the largest detractor in Brazil.

In terms of currency performance, the U.S. dollar declined against most major foreign currencies during the reporting period. The Fed’s unprecedented expansion of monetary stimulus, further deficit spending on stimulus, a persistently high rate of coronavirus infections, and narrowing yield premiums relative to other developed countries drove U.S. dollar weakness. The Japanese yen, the euro, and the British pound appreciated by approximately 3%, 6%, and 7%, respectively, against the U.S. dollar.

The positive performance of some foreign currencies meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	99.8%
Forward foregin currency exchange contracts, net cumulative depreciation	(2.8)
Other assets less liabilities	3.0

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Financials	17.1%
Consumer Discretionary	12.6
Information Technology	11.2
Industrials	11.1
Health Care	10.3
Consumer Staples	9.7
Materials	7.7
Communication Services	7.5
Energy	4.2
Utilities	3.5
Real Estate	2.7
Exchanged-Traded Funds	2.4

(a)	Excludes money market funds.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Currency Hedged MSCI EAFE ETF

Investment Objective

The iShares Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE® 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(4.74)%	2.95%	5.62%	(4.74)%	15.64%	42.63%
Fund Market	(4.73)	2.96	5.63	(4.73)	15.72	42.72
Index	(4.76)	3.17	5.71	(4.76)	16.87	43.49
GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 905.30	$ 0.14		$ 1,000.00	$ 1,024.70	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 19 for more information.

FUND SUMMARY	9

Fund Summary as of July 31, 2020 (continued)	iShares® Currency Hedged MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada declined slightly for the reporting period, as the coronavirus pandemic substantially increased market volatility and led to a global recession. European banks were particularly affected, as many of the businesses they lend to experienced significantly lower revenues due to lockdowns.

U.K. stocks declined notably in U.S. dollar terms, despite a meaningful economic stimulus package. The U.K. energy sector detracted the most from the Index’s return, with oil prices pressured by decreased demand due to coronavirus restrictions. On the supply side, increased competition from producers in Saudi Arabia and Russia also weighed on oil prices. The U.K. financials sector declined substantially amid increasing criticism from political leaders and concerns that many small borrowers were at risk of bankruptcy. Bank stocks led the decline in the financials sector, as profits decreased significantly and firms eliminated dividends and buybacks.

French equities detracted from the Index’s return amid a serious recession driven by strict coronavirus lockdowns. The industrials sector was the largest detractor, as virus restrictions negatively affected French aerospace and defense companies. Australian stocks further weighed on performance, as consumer spending and confidence weakened. The financials sector detracted the most, as economic weakness led Australian banks to increase their provisions for bad and doubtful debts. Spanish equities also constrained performance, due in part to decreasing bank profits and lower consumer lending in the financial sector.

On the upside, Swiss stocks posted gains in U.S. dollar terms amid indications that economic activity rose after lockdowns ended. Healthcare stocks were the most significant contributors, as the sector benefited from coronavirus test revenue. Swiss consumer staples stocks also made gains, partly due to steady organic growth.

Danish stocks advanced strongly, as businesses reopened early after relatively effective measures lowered coronavirus infection rates. The healthcare sector made the most significant contribution, with the development and approval of new diabetes drugs continuing during the pandemic. German equities also contributed to the Index’s performance, as the economy benefited from flexibility due to relatively low debt. The German information technology sector gained the most, partly due to increasing cloud services revenue.

In terms of currency performance, the U.S. dollar declined against most major foreign currencies during the reporting period. The Fed’s unprecedented expansion of monetary stimulus, further deficit spending on stimulus, a persistently high rate of coronavirus infections, and narrowing yield premiums relative to other developed countries drove U.S. dollar weakness. The Japanese yen, the euro, and the British pound appreciated by approximately 3%, 6%, and 7%, respectively, against the U.S. dollar.

The positive performance of some foreign currencies meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	99.7%
Forward foregin currency exchange contracts, net cumulative depreciation	(4.0)
Other assets less liabilities	4.3

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Financials	15.8%
Health Care	14.4
Industrials	14.4
Consumer Staples	12.2
Consumer Discretionary	11.2
Information Technology	8.6
Materials	7.5
Communication Services	5.5
Utilities	4.1
Energy	3.2
Real Estate	3.1

(a)	Excludes money market funds.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Investment Objective

The iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE Small-Cap 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE Small-Cap ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(2.62)%	5.01%	5.59%	(2.62)%	27.68%	31.87%
Fund Market	(2.68)	5.02	5.60	(2.68)	27.72	31.97
Index	(2.10)	5.36	5.76	(2.10)	29.82	32.93

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 905.20	$ 0.14		$ 1,000.00	$ 1,024.70	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 19 for more information.

FUND SUMMARY	11

Fund Summary as of July 31, 2020 (continued)	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Portfolio Management Commentary

Small-capitalization developed market stocks outside the U.S. and Canada advanced slightly for the reporting period, despite a global recession driven by the coronavirus pandemic. Swedish stocks contributed the most to the Index’s return, benefiting from a less restrictive response to the coronavirus. The industrials sector gained amid increased demand for medical equipment, even as sales to automobile companies decreased. The impact of the pandemic-related recession on Swedish industrials was limited, partly due to the continuing demand for environmentally sustainable products. The consumer discretionary sector also contributed to the Index’s return, as the casino and gaming industry benefited from increased online gambling during widespread stay-at-home restrictions. In addition, the communications services sector stocks advanced amid acquisitions within the entertainment industry.

Swiss equities posted material gains in U.S. dollar terms, as business confidence partially recovered after the country’s early reopening of the economy. The healthcare sector was the largest contributor among Swiss stocks. Healthcare companies reported higher profits and supported efforts to characterize variants of the coronavirus. German stocks also contributed to the Index’s performance, as demand for managed, subscription-based cloud services rose in the information technology sector. The German consumer discretionary sector also advanced, partly due to increased demand for food delivery during stay-at-home restrictions.

On the downside, U.K. stocks detracted the most from the Index’s return in U.S. dollar terms. Stock prices in the financials sector decreased, as insurers dealt with expected business interruption claims related to the coronavirus. Additionally, energy stocks declined significantly amid increased bankruptcy risk stemming from lower oil prices and relatively high debt loads.

Japanese equities detracted modestly from the Index’s performance, as the coronavirus-related recession increased the pressure for restructuring and higher sales taxes weighed on consumption. The consumer discretionary sector detracted the most in Japan amid rising labor costs, which drove consumer services companies to curtail operations even before the pandemic. French stocks also detracted during a deep recession driven by strict social distancing restrictions. The industrials sector detracted the most among French equities, as temporary factory closures weighed on revenues for commercial and professional services companies.

In terms of currency performance, the U.S. dollar declined against most major foreign currencies during the reporting period. The Fed’s unprecedented expansion of monetary stimulus, further deficit spending on stimulus, a persistently high rate of coronavirus infections, and narrowing yield premiums relative to other developed countries drove U.S. dollar weakness. The Japanese yen, the euro, and the British pound appreciated by approximately 3%, 6%, and 7%, respectively, against the U.S. dollar.

The positive performance of some foreign currencies meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	99.7%
Forward foregin currency exchange contracts, net cumulative depreciation	(4.1)
Other assets less liabilities	4.4

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Industrials	21.7%
Real Estate	12.4
Consumer Discretionary	12.1
Information Technology	11.0
Financials	10.6
Health Care	8.2
Materials	8.2
Consumer Staples	6.8
Communication Services	4.6
Utilities	2.8
Energy	1.6

(a)	Excludes money market funds.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI ACWI ex U.S. ETF

Investment Objective

The iShares MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.29%	3.07%	4.31%	0.29%	16.34%	52.54%
Fund Market	0.69	3.07	4.25	0.69	16.32	51.65
Index	0.66	3.22	4.52	0.66	17.15	55.66

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 954.80	$ 1.51		$ 1,000.00	$ 1,023.30	$ 1.56		0.31%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 19 for more information.

FUND SUMMARY	13

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI ACWI ex U.S. ETF

Portfolio Management Commentary

International stocks advanced marginally during the reporting period, despite high market volatility, the coronavirus pandemic, and a global recession. Late in the reporting period, the first stock markets affected by the pandemic showed signs of recovery, while those affected later generally ended the reporting period with declines amid concerns over new coronavirus outbreaks and localized restrictions.

Chinese equities contributed substantially to the Index’s performance, as economic growth rallied in the second quarter of 2020, despite an increase in international tensions. The Chinese consumer discretionary sector contributed the most, partly due to increased domestic e-commerce, driven by coronavirus-related concerns and lockdowns. E-commerce sales grew for groceries, exercise equipment, and other stay-at-home goods, while apparel sales declined. Education services stocks advanced, as consumers focused on remote learning. The Chinese communications services sector also contributed to the Index’s performance as revenue rose for business services, online advertising, social media, and online games during the pandemic.

Stocks in Taiwan contributed meaningfully to the Index’s return, as the island avoided stay-at-home orders and limited the economic impact of the coronavirus. The information technology sector was the most significant contributor in Taiwan, driven by strong demand for high-end semiconductors in data centers and 5G equipment. Swiss stocks also contributed modestly amid indications of increased economic activity after pandemic-related restrictions eased. Healthcare equities were the largest contributors in Switzerland, benefiting from coronavirus test revenue.

Turning to detractors, U.K. stocks detracted moderately, despite a significant stimulus package. The energy sector was the largest detractor in the U.K., as stay-at-home restrictions reduced demand, driving oil prices sharply downward. On the supply side, increased competition from producers in Saudi Arabia and Russia also reduced oil prices. Additionally, the U.K. financials sector detracted marginally amid concerns over expected bankruptcies and increasing scrutiny from political leaders. Brazilian equities also detracted from the Index’s return, as the nation, which faced a persistent outbreak, entered a deep recession. A declining credit outlook for the banking industry weighed on the financials sector, which was the largest detractor in Brazil.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	17.1%
Consumer Discretionary	12.6
Information Technology	11.2
Industrials	11.1
Health Care	10.3
Consumer Staples	9.7
Materials	7.7
Communication Services	7.5
Energy	4.2
Utilities	3.5
Real Estate	2.7
Exchanged-Traded Funds	2.4

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	15.6%
China	12.2
United Kingdom	8.7
France	6.9
Switzerland	6.7
Canada	6.6
Germany	6.0
Australia	4.6
Taiwan	3.9
South Korea	3.4

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI EAFE ETF

Investment Objective

The iShares MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(1.80)%	2.04%	4.92%	(1.80)%	10.61%	61.68%
Fund Market	(1.30)	2.03	4.87	(1.30)	10.58	60.88
Index	(1.67)	2.10	5.02	(1.67)	10.97	63.16

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 926.50	$ 1.53		$ 1,000.00	$ 1,023.30	$ 1.61		0.32%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 19 for more information.

FUND SUMMARY	15

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada declined slightly for the reporting period, as the coronavirus pandemic substantially increased market volatility and led to a global recession. European banks were particularly affected, as many of the businesses they lend to experienced significantly lower revenues due to pandemic-related restrictions.

U.K. stocks declined notably, despite a meaningful economic stimulus package. The U.K. energy sector detracted the most from the Index’s return, as decreased demand due to coronavirus restrictions and increased supply from producers in Saudi Arabia and Russia drove oil prices down to a 21-year low. The U.K. financials sector declined substantially amid increasing scrutiny from political leaders and concerns that many small borrowers were at risk of bankruptcy. Bank stocks led the decline in the financials sector, as profits decreased significantly and firms eliminated dividends and buybacks.

French equities detracted from the Index’s return amid a serious recession driven by strict social distancing policies. French aerospace and defense companies detracted the most, as cash-strapped airlines delayed orders for aircraft, and temporary factory closures halted production. Australian stocks further weighed on performance, as consumer spending and confidence weakened. The financials sector was the largest detractor, as economic weakness led Australian banks to increase their provisions for bad and doubtful debts. Spanish equities also constrained performance, due in part to decreasing bank profits and lower consumer lending in the financials sector.

On the upside, Swiss stocks posted gains amid indications that economic activity rose after social distancing policies were loosened. Healthcare stocks were the most significant contributors, as the sector benefited from coronavirus test revenue as well as sales in other business segments. Swiss consumer staples stocks also advanced, as consumers stockpiled pet food and other supplies, supporting sales growth.

Danish stocks also contributed to the Index’s performance, as businesses reopened early after relatively effective measures lowered coronavirus infection rates. In addition, the development and approval of new diabetes drugs drove solid performance in the Danish healthcare sector. German equities also advanced, as the economy benefited from flexibility due to relatively low debt. The German information technology sector gained the most, partly due to increasing cloud services revenue.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	15.8%
Industrials	14.4
Health Care	14.4
Consumer Staples	12.2
Consumer Discretionary	11.2
Information Technology	8.6
Materials	7.5
Communication Services	5.5
Utilities	4.1
Energy	3.2
Real Estate	3.1

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	24.4%
United Kingdom	13.7
France	10.9
Switzerland	10.5
Germany	9.4
Australia	7.2
Netherlands	4.6
Hong Kong	3.3
Sweden	3.1
Denmark	2.5

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI EAFE Small-Cap ETF

Investment Objective

The iShares MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(0.16)%	4.19%	7.48%	(0.16)%	22.77%	105.73%
Fund Market	0.51	4.11	7.39	0.51	22.32	103.95
Index	0.43	4.32	7.48	0.43	23.57	105.80

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 922.80	$ 1.91		$ 1,000.00	$ 1,022.90	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 19 for more information.

FUND SUMMARY	17

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI EAFE Small-Cap ETF

Portfolio Management Commentary

Small-capitalization developed market stocks outside the U.S. and Canada advanced slightly for the reporting period, despite a global recession driven by the coronavirus pandemic. Swedish stocks contributed the most to the Index’s return, benefiting from a less restrictive response to the coronavirus. The industrials sector gained amid increased demand for medical equipment, even as sales to automobile companies decreased. The impact of the pandemic-related recession on Swedish industrials was limited, partly due to the continuing demand for environmentally sustainable products. The consumer discretionary sector also contributed to the Index’s return, as the casino and gaming industry benefited from increased online gambling during widespread stay-at-home restrictions. In addition, the communications services sector stocks advanced amid acquisitions within the entertainment industry.

Swiss equities posted material gains, as business confidence partially recovered after the country’s early reopening of the economy. The healthcare sector was the largest contributor among Swiss stocks. Healthcare companies reported higher profits and supported efforts to characterize variants of the coronavirus. German stocks also contributed to the Index’s performance, as demand for managed, subscription-based cloud services rose in the information technology sector. The German consumer discretionary sector also advanced, partly due to increased demand for food delivery during stay-at-home restrictions.

On the downside, U.K. stocks detracted the most from the Index’s return. Stock prices in the financials sector decreased, as insurers dealt with expected business interruption claims related to the coronavirus. Additionally, energy stocks declined significantly amid increased bankruptcy risk stemming from lower oil prices and relatively high debt loads.

Japanese equities detracted modestly from the Index’s performance, as the coronavirus-related recession increased the pressure for restructuring and higher sales taxes weighed on consumption. The consumer discretionary sector detracted the most in Japan amid rising labor costs, which drove consumer services companies to curtail operations even before the pandemic. French stocks also detracted during a deep recession driven by strict social distancing restrictions. The industrials sector detracted the most among French equities, as temporary factory closures weighed on revenues for commercial and professional services companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	21.7%
Real Estate	12.4
Consumer Discretionary	12.1
Information Technology	11.0
Financials	10.6
Health Care	8.2
Materials	8.2
Consumer Staples	6.8
Communication Services	4.6
Utilities	2.8
Energy	1.6

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	29.3%
United Kingdom	16.5
Australia	8.6
Sweden	7.3
Germany	5.4
Switzerland	5.2
Italy	3.2
Netherlands	3.1
France	2.7
Norway	2.3

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE/SHAREHOLDER EXPENSES	19

Schedule of Investments July 31, 2020	iShares® Adaptive Currency Hedged MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI EAFE ETF(a)	83,619	$5,188,559

Total Investment Companies — 99.9% (Cost: $5,669,181)		5,188,559

Total Investments in Securities — 99.9% (Cost: $5,669,181)		5,188,559

Other Assets, Less Liabilities — 0.1%		5,541

Net Assets — 100.0%		$5,194,100

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$—	$(327	)(a)	$327	$—	$—	—	$354	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,000	—	(4,000	)(a)	—	—	—	—	51		—
iShares MSCI EAFE ETF	8,149,960	1,803,304	(3,923,135)		(313,035)	(528,535)	5,188,559	83,619	171,030		—

					$(312,708)	$(528,535)	$5,188,559		$171,435		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CHF	2,000	USD	2,118	MS	08/05/20	$69
DKK	192,000	USD	28,955	MS	08/05/20	1,417
EUR	350,000	USD	393,400	MS	08/05/20	18,891
GBP	4,000	USD	4,965	MS	08/05/20	271
HKD	4,000	USD	516	MS	08/05/20	—
JPY	1,391,000	USD	12,914	MS	08/05/20	227
NOK	76,000	USD	7,881	MS	08/05/20	469
SEK	10,000	USD	1,073	MS	08/05/20	65
SGD	22,000	USD	15,773	MS	08/05/20	239
AUD	4,000	USD	2,766	MS	08/06/20	92
JPY	35,160,000	USD	331,997	MS	09/03/20	263
NOK	65,000	USD	7,134	MS	09/03/20	8
NZD	13,000	USD	8,620	MS	09/03/20	2
SGD	1,000	USD	728	MS	09/03/20	—
USD	179,304	AUD	250,000	MS	09/03/20	672
USD	138,619	CHF	126,000	MS	09/03/20	728
USD	31,930	DKK	201,000	MS	09/03/20	116
USD	434,241	EUR	367,000	MS	09/03/20	1,660
USD	195,591	GBP	149,000	MS	09/03/20	518

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,903	HKD	317,000	MS	09/03/20	$—
USD	4,117	ILS	14,000	MS	09/03/20	3
USD	332,646	JPY	35,160,000	MS	09/03/20	386
USD	7,160	NOK	65,000	MS	09/03/20	18
USD	8,660	NZD	13,000	MS	09/03/20	38
USD	84,426	SEK	738,000	MS	09/03/20	348
USD	14,590	SGD	20,000	MS	09/03/20	35

						26,535

CHF	126,000	USD	138,509	MS	08/05/20	(733)
DKK	201,000	USD	31,912	MS	08/05/20	(116)
EUR	367,000	USD	433,984	MS	08/05/20	(1,667)
GBP	149,000	USD	195,565	MS	08/05/20	(523)
HKD	317,000	USD	40,902	MS	08/05/20	—
ILS	14,000	USD	4,115	MS	08/05/20	(3)
JPY	35,160,000	USD	332,550	MS	08/05/20	(394)
NOK	65,000	USD	7,159	MS	08/05/20	(18)
NZD	13,000	USD	8,660	MS	08/05/20	(38)
SEK	738,000	USD	84,401	MS	08/05/20	(348)
SGD	20,000	USD	14,589	MS	08/05/20	(33)
USD	135,212	CHF	128,000	MS	08/05/20	(4,751)
USD	59,263	DKK	393,000	MS	08/05/20	(2,905)
USD	805,856	EUR	717,000	MS	08/05/20	(38,752)
USD	189,085	GBP	153,000	MS	08/05/20	(11,193)
USD	41,408	HKD	321,000	MS	08/05/20	(10)
USD	4,048	ILS	14,000	MS	08/05/20	(63)
USD	338,933	JPY	36,551,000	MS	08/05/20	(6,364)
USD	14,617	NOK	141,000	MS	08/05/20	(874)
USD	8,369	NZD	13,000	MS	08/05/20	(253)
USD	80,320	SEK	748,000	MS	08/05/20	(4,871)
USD	30,105	SGD	42,000	MS	08/05/20	(462)
AUD	250,000	USD	179,285	MS	08/06/20	(672)
USD	174,910	AUD	254,000	MS	08/06/20	(6,561)
AUD	250,000	USD	178,674	MS	09/03/20	(42)
DKK	201,000	USD	31,840	MS	09/03/20	(26)
EUR	367,000	USD	433,007	MS	09/03/20	(426)
GBP	8,000	USD	10,479	MS	09/03/20	(6)
HKD	5,000	USD	645	MS	09/03/20	—
SEK	738,000	USD	84,105	MS	09/03/20	(28)

						(82,132)

	Net unrealized depreciation					$(55,597)

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$26,535

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$82,132

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$83,739

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(105,333)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$5,677,157
Average amounts sold — in USD	$8,559,205

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$26,535	$82,132

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$26,535	$82,132
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$26,535	$82,132

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Assets

Morgan Stanley & Co. International PLC	$26,535	$(26,535)		$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities	(b)

Morgan Stanley & Co. International PLC	$82,132	$(26,535)		$55,597

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Adaptive Currency Hedged MSCI EAFE ETF

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$5,188,559	$—	$—	$5,188,559

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$26,535	$—	$26,535
Liabilities
Forward Foreign Currency Exchange Contracts	—	(82,132)	—	(82,132)

	$—	$(55,597)	$—	$(55,597)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments July 31, 2020	iShares® Currency Hedged MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.8%
iShares MSCI ACWI ex U.S. ETF(a)	1,575,631	$70,871,882

Total Investment Companies — 99.8% (Cost: $73,480,550)		70,871,882

Total Investments in Securities — 99.8% (Cost: $73,480,550)		70,871,882

Other Assets, Less Liabilities — 0.2%		154,699

Net Assets — 100.0%		$71,026,581

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$19,845,000	$—	$(19,831,530	)(a)	$(13,470)	$—	$—	—	$38,745	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,090,000	—	(1,090,000	)(a)	—	—	—	—	3,233		—
iShares MSCI ACWI ex U.S. ETF	70,327,072	17,686,849	(14,738,550)		(750,224)	(1,653,265)	70,871,882	1,575,631	2,139,304		—

					$(763,694)	$(1,653,265)	$70,871,882		$2,181,282		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	71,000	USD	13,257	MS	08/05/20	$353
CAD	6,408,000	USD	4,781,135	MS	08/05/20	2,933
CHF	105,000	USD	111,054	MS	08/05/20	3,760
CLP	1,593,000	USD	1,991	MS	08/05/20	113
CNY	84,000	USD	11,865	MS	08/05/20	153
DKK	88,000	USD	13,284	MS	08/05/20	637
EUR	162,000	USD	182,196	MS	08/05/20	8,636
GBP	295,000	USD	365,264	MS	08/05/20	20,893
HKD	654,000	USD	84,375	MS	08/05/20	9
ILS	35,000	USD	10,132	MS	08/05/20	147
INR	124,194,000	USD	1,657,123	MS	08/05/20	2,306
JPY	62,101,000	USD	576,391	MS	08/05/20	10,276
KRW	3,430,219,000	USD	2,876,743	MS	08/05/20	1,102
MXN	236,000	USD	10,293	MS	08/05/20	310
MYR	34,000	USD	7,912	MS	08/05/20	109
NOK	246,000	USD	25,539	MS	08/05/20	1,488
NZD	14,000	USD	9,035	MS	08/05/20	250

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	41,221,000	USD	555,205	MS	08/05/20	$110
SEK	161,000	USD	17,283	MS	08/05/20	1,054
SGD	29,000	USD	20,790	MS	08/05/20	316
THB	14,025,000	USD	449,263	MS	08/05/20	505
TWD	72,083,000	USD	2,456,833	MS	08/05/20	2,894
USD	608,858	RUB	43,517,000	MS	08/05/20	22,612
USD	467,360	THB	14,440,000	MS	08/05/20	4,283
USD	92,500	TRY	640,000	MS	08/05/20	1,096
USD	2,514,564	TWD	73,639,000	MS	08/05/20	1,741
ZAR	68,000	USD	3,899	MS	08/05/20	78
AUD	124,000	USD	85,609	MS	08/06/20	2,984
CAD	12,000	USD	8,951	MS	09/03/20	9
CLP	1,650,000	USD	2,179	MS	09/03/20	1
CNY	48,000	USD	6,858	MS	09/03/20	1
MXN	146,000	USD	6,534	MS	09/03/20	1
SGD	17,000	USD	12,368	MS	09/03/20	5
THB	744,000	USD	23,797	MS	09/03/20	60
TRY	5,000	USD	696	MS	09/03/20	1
USD	3,172,961	AUD	4,424,000	MS	09/03/20	11,893
USD	1,191,605	BRL	6,206,000	MS	09/03/20	3,506
USD	4,907,772	CHF	4,461,000	MS	09/03/20	25,780
USD	169,318	CLP	128,123,000	MS	09/03/20	21
USD	1,052,880	CNY	7,363,000	MS	09/03/20	830
USD	1,152,339	DKK	7,254,000	MS	09/03/20	4,179
USD	15,605,458	EUR	13,189,000	MS	09/03/20	59,641
USD	6,894,246	GBP	5,252,000	MS	09/03/20	18,261
USD	6,424,691	HKD	49,792,000	MS	09/03/20	44
USD	139,967	ILS	476,000	MS	09/03/20	105
USD	11,747,791	JPY	1,241,717,000	MS	09/03/20	13,637
USD	2,925,020	KRW	3,490,427,000	MS	09/03/20	4,179
USD	365,217	MXN	8,136,000	MS	09/03/20	1,054
USD	258,102	NOK	2,343,000	MS	09/03/20	644
USD	151,887	NZD	228,000	MS	09/03/20	671
USD	556,633	RUB	41,467,000	MS	09/03/20	179
USD	1,536,371	SEK	13,430,000	MS	09/03/20	6,324
USD	513,565	SGD	704,000	MS	09/03/20	1,167
USD	88,153	TRY	632,000	MS	09/03/20	31
USD	808,077	ZAR	13,806,000	MS	09/03/20	3,051

						246,423

BRL	5,746,000	USD	1,105,000	MS	08/05/20	(3,554)
CHF	4,461,000	USD	4,903,888	MS	08/05/20	(25,942)
CLP	128,123,000	USD	169,470	MS	08/05/20	(231)
CNY	6,620,000	USD	948,560	MS	08/05/20	(1,473)
DKK	7,089,000	USD	1,125,483	MS	08/05/20	(4,085)
EUR	13,189,000	USD	15,596,226	MS	08/05/20	(59,915)
GBP	5,252,000	USD	6,893,353	MS	08/05/20	(18,448)
HKD	48,352,000	USD	6,238,807	MS	08/05/20	(71)
ILS	476,000	USD	139,906	MS	08/05/20	(108)
JPY	1,241,717,000	USD	11,744,402	MS	08/05/20	(13,923)

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	8,136,000	USD	366,624	MS	08/05/20	$(1,093)
MYR	1,517,000	USD	358,731	MS	08/05/20	(875)
NOK	2,302,000	USD	253,554	MS	08/05/20	(637)
NZD	224,000	USD	149,220	MS	08/05/20	(663)
RUB	2,296,000	USD	32,190	MS	08/05/20	(1,259)
SEK	13,028,000	USD	1,489,938	MS	08/05/20	(6,148)
SGD	704,000	USD	513,531	MS	08/05/20	(1,159)
THB	415,000	USD	13,405	MS	08/05/20	(97)
TRY	640,000	USD	91,711	MS	08/05/20	(307)
TWD	1,556,000	USD	53,131	MS	08/05/20	(35)
USD	1,058,051	BRL	5,817,000	MS	08/05/20	(57,005)
USD	4,705,327	CAD	6,408,000	MS	08/05/20	(78,742)
USD	4,823,365	CHF	4,566,000	MS	08/05/20	(169,394)
USD	158,091	CLP	129,716,000	MS	08/05/20	(13,252)
USD	946,798	CNY	6,704,000	MS	08/05/20	(12,306)
USD	1,082,283	DKK	7,177,000	MS	08/05/20	(53,036)
USD	15,005,845	EUR	13,351,000	MS	08/05/20	(721,298)
USD	6,855,471	GBP	5,547,000	MS	08/05/20	(405,592)
USD	6,321,560	HKD	49,006,000	MS	08/05/20	(1,559)
USD	147,761	ILS	511,000	MS	08/05/20	(2,316)
USD	1,639,957	INR	124,194,000	MS	08/05/20	(19,471)
USD	12,090,146	JPY	1,303,818,000	MS	08/05/20	(227,001)
USD	2,858,516	KRW	3,430,219,000	MS	08/05/20	(19,330)
USD	360,657	MXN	8,372,000	MS	08/05/20	(15,478)
USD	360,369	MYR	1,551,000	MS	08/05/20	(5,507)
USD	264,151	NOK	2,548,000	MS	08/05/20	(15,794)
USD	153,222	NZD	238,000	MS	08/05/20	(4,620)
USD	1,416,259	SEK	13,189,000	MS	08/05/20	(85,867)
USD	525,411	SGD	733,000	MS	08/05/20	(8,068)
USD	770,288	ZAR	13,433,000	MS	08/05/20	(15,468)
ZAR	13,365,000	USD	784,842	MS	08/05/20	(3,063)
AUD	4,404,000	USD	3,158,288	MS	08/06/20	(11,838)
USD	3,118,073	AUD	4,528,000	MS	08/06/20	(116,970)
BRL	62,000	USD	11,923	MS	09/03/20	(53)
CHF	93,000	USD	102,006	MS	09/03/20	(229)
CLP	3,014,000	USD	3,983	MS	09/03/20	—
DKK	57,000	USD	9,035	MS	09/03/20	(13)
EUR	422,000	USD	498,240	MS	09/03/20	(831)
GBP	354,000	USD	464,462	MS	09/03/20	(1,001)
HKD	362,000	USD	46,714	MS	09/03/20	(6)
ILS	2,000	USD	588	MS	09/03/20	—
INR	1,072,000	USD	14,269	MS	09/03/20	(10)
JPY	37,521,000	USD	354,886	MS	09/03/20	(315)
MXN	198,000	USD	8,888	MS	09/03/20	(26)
MYR	10,000	USD	2,364	MS	09/03/20	(3)
NOK	71,000	USD	7,803	MS	09/03/20	(2)
RUB	659,000	USD	8,856	MS	09/03/20	(12)
SEK	353,000	USD	40,257	MS	09/03/20	(40)
SGD	10,000	USD	7,295	MS	09/03/20	(17)

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	47,000	USD	6,556	MS	09/03/20	$(2)
USD	13,572	AUD	19,000	MS	09/03/20	(4)
USD	4,749,821	CAD	6,362,000	MS	09/03/20	(200)
USD	1,747,809	INR	131,416,000	MS	09/03/20	(247)
USD	376,506	MYR	1,598,000	MS	09/03/20	(830)
USD	448,547	THB	14,025,000	MS	09/03/20	(1,175)
USD	2,782,025	TWD	81,481,000	MS	09/03/20	(667)
ZAR	333,000	USD	19,506	MS	09/03/20	(87)

						(2,208,768)

	Net unrealized depreciation					$(1,962,345)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$246,423

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$2,208,768

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$2,490,020

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(3,263,697)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$104,923,860
Average amounts sold — in USD	$176,461,635

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$246,423	$2,208,768

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$246,423	$2,208,768
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$246,423	$2,208,768

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Received		Net Amount of Derivative Assets

Morgan Stanley & Co. International PLC	$246,423	$(246,423)		$—		$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offse	t(a)	Cash Collateral Pledged	(b)	Net Amount of Derivative Liabilities	(c)(d)

Morgan Stanley & Co. International PLC	$2,208,768	$(246,423)		$(1,960,000)		$2,345

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$70,871,882	$—	$—	$70,871,882

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$246,423	$—	$246,423
Liabilities
Forward Foreign Currency Exchange Contracts	—	(2,208,768)	—	(2,208,768)

	$—	$(1,962,345)	$—	$(1,962,345)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® Currency Hedged MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.7%
iShares MSCI EAFE ETF(a)	36,312,752	$2,253,206,262

Total Investment Companies — 99.7% (Cost: $2,382,563,279)		2,253,206,262

Total Investments in Securities — 99.7% (Cost: $2,382,563,279)		2,253,206,262

Other Assets, Less Liabilities — 0.3%		7,152,928

Net Assets — 100.0%		$2,260,359,190

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$6,621,000	$—	$(6,621,000	)(a)	$—	$—	$—	—	$30,053	$—
iShares MSCI EAFE ETF	2,876,347,944	667,725,413	(1,127,562,318)		(78,231,110)	(85,073,667)	2,253,206,262	36,312,752	68,103,703	—

					$(78,231,110)	$(85,073,667)	$2,253,206,262		$68,133,756	$—

(a)	Represents net amount purchased (sold).

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	568,000	USD	391,153	BOA	08/05/20	$14,655
AUD	3,216,000	USD	2,225,460	CITI	08/05/20	72,212
AUD	546,000	USD	389,917	HSBC	08/05/20	173
AUD	273,000	USD	191,225	MS	08/05/20	3,819
AUD	1,491,000	USD	1,031,127	NAB	08/05/20	34,118
AUD	1,394,000	USD	972,163	SSB	08/05/20	23,780
AUD	1,178,000	USD	812,112	UBS	08/05/20	29,510
CHF	10,257,000	USD	10,952,771	MS	08/05/20	262,896
DKK	5,127,000	USD	773,904	CITI	08/05/20	37,129
DKK	4,564,000	USD	691,267	HSBC	08/05/20	30,705
DKK	444,000	USD	68,067	MS	08/05/20	2,169
DKK	4,894,000	USD	770,777	SSB	08/05/20	3,398
EUR	9,307,000	USD	10,466,736	CITI	08/05/20	496,677
EUR	7,890,000	USD	9,220,155	JPM	08/05/20	74,067
EUR	9,945,000	USD	11,298,213	RBS	08/05/20	416,748
GBP	21,677,000	USD	27,114,102	MS	08/05/20	1,261,244
HKD	8,779,000	USD	1,132,628	CITI	08/05/20	104
HKD	6,216,000	USD	801,960	HSBC	08/05/20	75
HKD	11,006,000	USD	1,419,934	SSB	08/05/20	142

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS	753,000	USD	217,765	BOA	08/05/20	$3,386
ILS	353,000	USD	102,581	CITI	08/05/20	1,093
ILS	1,261,000	USD	366,500	SSB	08/05/20	3,847
JPY	651,886,000	USD	6,050,363	BNP	08/05/20	107,993
JPY	378,742,000	USD	3,528,791	BNY	08/05/20	49,178
JPY	1,303,135,000	USD	12,084,236	BOA	08/05/20	226,458
JPY	887,033,000	USD	8,252,062	CITI	08/05/20	127,724
JPY	494,277,000	USD	4,604,313	RBS	08/05/20	65,113
NOK	12,244,000	USD	1,271,365	CITI	08/05/20	73,866
NOK	696,000	USD	74,071	HSBC	08/05/20	2,398
NOK	906,000	USD	95,563	SSB	08/05/20	3,978
NOK	1,287,000	USD	141,052	UBS	08/05/20	349
NZD	163,000	USD	106,123	CITI	08/05/20	1,978
NZD	84,000	USD	55,113	RBS	08/05/20	596
NZD	77,000	USD	49,878	SSB	08/05/20	1,189
NZD	502,000	USD	323,187	UBS	08/05/20	9,740
SEK	9,376,000	USD	1,006,299	CITI	08/05/20	61,556
SEK	4,011,000	USD	433,906	HSBC	08/05/20	22,916
SEK	5,162,000	USD	557,144	SSB	08/05/20	30,769
SGD	1,319,000	USD	945,713	CITI	08/05/20	14,258
SGD	44,000	USD	31,663	HSBC	08/05/20	361
SGD	924,000	USD	666,621	SSB	08/05/20	5,869
USD	74,666	AUD	104,000	SSB	08/05/20	363
USD	115,053	CHF	105,000	MS	08/05/20	239
USD	27,238	DKK	172,000	SSB	08/05/20	29
USD	358,290	EUR	304,000	SSB	08/05/20	186
USD	32,903	HKD	255,000	HSBC	08/05/20	1
USD	3,233	ILS	11,000	SSB	08/05/20	2
USD	275,182	JPY	28,869,000	CITI	08/05/20	2,457
USD	6,074	NOK	55,000	SSB	08/05/20	32
USD	3,332	NZD	5,000	SSB	08/05/20	16
USD	35,937	SEK	314,000	SSB	08/05/20	175
AUD	2,405,000	USD	1,717,918	CITI	09/03/20	519
DKK	3,896,000	USD	616,644	SSB	09/03/20	13
ILS	96,000	USD	28,206	SSB	09/03/20	2
NOK	1,230,000	USD	135,154	SSB	09/03/20	3
NZD	124,000	USD	82,235	SSB	09/03/20	5
SGD	894,000	USD	650,391	SSB	09/03/20	296
USD	161,701,061	AUD	225,455,000	SSB	09/03/20	607,359
USD	251,377,829	CHF	228,494,000	MS	09/03/20	1,320,443
USD	57,661,236	DKK	362,972,000	CITI	09/03/20	210,178
USD	721,524	DKK	4,542,000	UBS	09/03/20	2,618
USD	786,295,609	EUR	664,536,000	SSB	09/03/20	3,009,926
USD	353,422,011	GBP	269,235,000	MS	09/03/20	936,100
USD	73,923,256	HKD	572,913,000	CITI	09/03/20	457
USD	7,167,423	ILS	24,375,000	CITI	09/03/20	5,379
USD	601,781,967	JPY	63,606,368,000	BOA	09/03/20	705,472
USD	12,984,443	NOK	117,868,000	CITI	09/03/20	32,640
USD	85,374	NOK	775,000	UBS	09/03/20	214

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,711,354	NZD	11,576,000	SSB	09/03/20	$33,814
USD	76,305,310	SEK	667,007,000	CITI	09/03/20	314,831
USD	1,515,229	SEK	13,245,000	JPM	09/03/20	6,259
USD	26,296,253	SGD	36,059,000	CITI	09/03/20	51,155

						10,819,419

AUD	2,433,000	USD	1,740,933	BNY	08/05/20	(2,676)
AUD	225,992,000	USD	162,070,588	SSB	08/05/20	(610,595)
CHF	229,034,000	USD	251,772,757	MS	08/05/20	(1,332,169)
DKK	362,972,000	USD	57,628,599	CITI	08/05/20	(210,584)
DKK	880,000	USD	140,008	SSB	08/05/20	(802)
EUR	664,536,000	USD	785,813,820	SSB	08/05/20	(3,007,071)
EUR	1,569,000	USD	1,858,413	UBS	08/05/20	(10,170)
GBP	269,235,000	USD	353,376,241	MS	08/05/20	(945,731)
HKD	572,913,000	USD	73,922,350	CITI	08/05/20	(845)
HKD	1,323,000	USD	170,710	HSBC	08/05/20	(6)
ILS	24,375,000	USD	7,164,484	CITI	08/05/20	(5,713)
JPY	63,606,368,000	USD	601,592,434	BOA	08/05/20	(704,153)
JPY	152,052,000	USD	1,442,619	MS	08/05/20	(6,187)
JPY	676,364,000	USD	6,436,713	RBS	08/05/20	(47,114)
JPY	147,304,000	USD	1,406,552	SSB	08/05/20	(14,974)
NOK	117,868,000	USD	12,982,836	CITI	08/05/20	(32,848)
NOK	576,000	USD	63,333	SSB	08/05/20	(49)
NZD	28,000	USD	18,691	NAB	08/05/20	(121)
NZD	11,655,000	USD	7,763,981	SSB	08/05/20	(34,370)
SEK	667,007,000	USD	76,283,083	CITI	08/05/20	(316,093)
SEK	3,275,000	USD	375,385	SSB	08/05/20	(2,388)
SEK	7,355,000	USD	837,835	TNTC	08/05/20	(157)
SGD	36,059,000	USD	26,295,486	CITI	08/05/20	(51,672)
SGD	84,000	USD	61,192	SSB	08/05/20	(57)
USD	162,086,910	AUD	235,373,000	CITI	08/05/20	(6,075,339)
USD	649,662	AUD	941,000	NAB	08/05/20	(22,635)
USD	190,277	AUD	275,000	SSB	08/05/20	(6,197)
USD	277,064	AUD	398,000	TDB	08/05/20	(7,287)
USD	252,678,143	CHF	239,186,000	MS	08/05/20	(8,863,298)
USD	54,744,998	DKK	363,042,000	BOA	08/05/20	(2,684,090)
USD	1,473,142	DKK	9,769,000	JPM	08/05/20	(72,202)
USD	429,572	DKK	2,844,000	MS	08/05/20	(20,316)
USD	397,415	DKK	2,616,000	SSB	08/05/20	(16,406)
USD	66,091	DKK	438,000	TDB	08/05/20	(3,195)
USD	26,840,628	EUR	23,864,000	BNP	08/05/20	(1,270,566)
USD	745,791,443	EUR	663,535,000	JPM	08/05/20	(35,836,153)
USD	1,822,417	EUR	1,596,000	MS	08/05/20	(57,631)
USD	1,327,947	EUR	1,176,000	RBS	08/05/20	(57,351)
USD	3,117,117	EUR	2,772,000	WBC	08/05/20	(148,230)
USD	359,572,861	GBP	290,912,000	MS	08/05/20	(21,232,995)
USD	73,154,408	HKD	567,082,000	BOA	08/05/20	(14,738)
USD	3,626,260	HKD	28,111,000	CITI	08/05/20	(831)
USD	134,824	HKD	1,045,000	HSBC	08/05/20	(10)
USD	393,857	HKD	3,053,000	SSB	08/05/20	(64)

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	89,147	HKD	691,000	UBS	08/05/20	$(11)
USD	7,668,979	ILS	26,526,000	CITI	08/05/20	(121,526)
USD	29,459	ILS	102,000	HSBC	08/05/20	(498)
USD	29,952	ILS	103,000	SSB	08/05/20	(299)
USD	3,163,192	JPY	341,105,000	MS	08/05/20	(59,222)
USD	1,040,627	JPY	111,515,000	RBS	08/05/20	(12,854)
USD	628,852,932	JPY	67,815,672,000	SSB	08/05/20	(11,800,573)
USD	223,690	NOK	2,154,000	BSCH	08/05/20	(12,967)
USD	13,531,919	NOK	130,528,000	CITI	08/05/20	(809,005)
USD	15,501	NOK	143,000	HSBC	08/05/20	(210)
USD	72,796	NOK	697,000	SSB	08/05/20	(3,782)
USD	7,722,069	NZD	11,995,000	CITI	08/05/20	(233,031)
USD	9,112	NZD	14,000	MS	08/05/20	(173)
USD	310,431	NZD	481,000	SSB	08/05/20	(8,569)
USD	9,280	NZD	14,000	TDB	08/05/20	(5)
USD	69,524,722	SEK	647,474,000	CITI	08/05/20	(4,217,610)
USD	427,904	SEK	3,974,000	HSBC	08/05/20	(24,704)
USD	3,336,847	SEK	31,076,000	IBC	08/05/20	(202,471)
USD	86,036	SEK	802,000	MS	08/05/20	(5,306)
USD	1,260,240	SEK	11,721,000	RBS	08/05/20	(74,692)
USD	93,079	SEK	825,000	SSB	08/05/20	(882)
USD	27,363,507	SGD	38,173,000	CITI	08/05/20	(418,880)
USD	46,682	SGD	65,000	RBS	08/05/20	(625)
USD	30,298	SGD	42,000	TDB	08/05/20	(270)
USD	107,652	SGD	150,000	UBS	08/05/20	(1,518)
AUD	1,434,000	USD	1,028,514	JPM	09/03/20	(3,882)
CHF	9,860,000	USD	10,817,551	MS	09/03/20	(27,045)
DKK	3,411,000	USD	540,705	TNTC	09/03/20	(813)
EUR	19,825,000	USD	23,406,908	BNP	09/03/20	(39,267)
EUR	9,286,000	USD	10,987,780	JPM	09/03/20	(42,413)
EUR	6,799,000	USD	8,016,069	UBS	09/03/20	(2,117)
GBP	24,105,000	USD	31,621,203	MS	09/03/20	(62,628)
HKD	5,864,000	USD	756,648	HSBC	09/03/20	(18)
HKD	20,739,000	USD	2,676,146	JPM	09/03/20	(199)
HKD	4,117,000	USD	531,234	SSB	09/03/20	(19)
ILS	295,000	USD	86,750	CITI	09/03/20	(71)
ILS	257,000	USD	75,564	SSB	09/03/20	(50)
JPY	586,468,000	USD	5,542,631	BNY	09/03/20	(542)
JPY	2,099,220,000	USD	19,861,215	CITI	09/03/20	(23,708)
JPY	651,810,000	USD	6,161,031	UBS	09/03/20	(1,464)
NOK	3,721,000	USD	408,910	BOA	09/03/20	(32)
NZD	29,000	USD	19,320	BNP	09/03/20	(86)
SEK	18,705,000	USD	2,133,095	TDB	09/03/20	(2,080)
SEK	7,078,000	USD	806,740	TNTC	09/03/20	(361)
SGD	366,000	USD	266,412	HSBC	09/03/20	(24)
SGD	921,000	USD	671,702	JPM	09/03/20	(1,363)

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	550,132	AUD	770,000	NAB	09/03/20	$(51)

						(101,943,995)

	Net unrealized depreciation					$(91,124,576)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$10,819,419

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$101,943,995

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$82,874,509

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(162,687,300)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,099,479,701
Average amounts sold — in USD	$5,800,248,208

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$10,819,419	$101,943,995

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$10,819,419	$101,943,995
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$10,819,419	$101,943,995

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI EAFE ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$949,971	$(949,971)	$—	$—
Bank of New York	49,178	(3,218)	—	45,960
BNP Paribas SA	107,993	(107,993)	—	—
Citibank N.A.	1,504,213	(1,504,213)	—	—
HSBC Bank PLC	56,629	(25,470)	—	31,159
JPMorgan Chase Bank N.A.	80,326	(80,326)	—	—
Morgan Stanley & Co. International PLC	3,786,910	(3,786,910)	—	—
National Australia Bank Limited	34,118	(22,807)	—	11,311
Royal Bank of Scotland PLC	482,457	(192,636)	—	289,821
State Street Bank and Trust Co.	3,725,193	(3,725,193)	—	—
UBS AG	42,431	(15,280)	—	27,151

	$10,819,419	$(10,414,017)	$—	$405,402

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(c)(e)

Banco Santander Central Hispano	$12,967	$—	$—	$12,967
Bank of America N.A.	3,403,013	(949,971)	—	2,453,042
Bank of New York	3,218	(3,218)	—	—
BNP Paribas SA	1,309,919	(107,993)	—	1,201,926
Citibank N.A.	12,517,756	(1,504,213)	—	11,013,543
HSBC Bank PLC	25,470	(25,470)	—	—
Imperial Bank of Canada	202,471	—	—	202,471
JPMorgan Chase Bank N.A.	35,956,212	(80,326)	—	35,875,886
Morgan Stanley & Co. International PLC	32,612,701	(3,786,910)	(27,590,000)	1,235,791
National Australia Bank Limited	22,807	(22,807)	—	—
Royal Bank of Scotland PLC	192,636	(192,636)	—	—
State Street Bank and Trust Co.	15,507,147	(3,725,193)	—	11,781,954
The Northern Trust Company	1,331	—	—	1,331
Toronto Dominion Bank	12,837	—	—	12,837
UBS AG	15,280	(15,280)	—	—
Westpac Banking Corp.	148,230	—	—	148,230

	$101,943,995	$(10,414,017)	$(27,590,000)	$63,939,978

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI EAFE ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$2,253,206,262	$—	$—	$2,253,206,262

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$10,819,419	$—	$10,819,419
Liabilities
Forward Foreign Currency Exchange Contracts	—	(101,943,995)	—	(101,943,995)

	$—	$(91,124,576)	$—	$(91,124,576)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	35

Schedule of Investments July 31, 2020	iShares® Currency Hedged MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.7%
iShares MSCI EAFE Small-Cap ETF(a)	800,422	$44,071,235

Total Investment Companies — 99.7% (Cost: $47,562,098)		44,071,235

Total Investments in Securities — 99.7% (Cost: $47,562,098)		44,071,235

Other Assets, Less Liabilities — 0.3%		115,680

Net Assets — 100.0%		$44,186,915

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$—	$(90	)(a)	$90	$—	$—	—	$3,898	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	13,000	—	(13,000	)(a)	—	—	—	—	1,271		—
iShares MSCI EAFE Small-Cap ETF	25,628,564	37,100,252	(17,935,394)		1,174,785	(1,896,972)	44,071,235	800,422	1,221,986		—

					$1,174,875	$(1,896,972)	$44,071,235		$1,227,155		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	414,000	USD	443,209	MS	08/05/20	$9,486
DKK	1,741,000	USD	265,245	MS	08/05/20	10,161
EUR	1,347,000	USD	1,544,721	MS	08/05/20	42,011
GBP	597,000	USD	761,422	MS	08/05/20	20,055
HKD	800,000	USD	103,210	MS	08/05/20	12
ILS	324,000	USD	94,683	MS	08/05/20	474
JPY	184,947,000	USD	1,737,275	MS	08/05/20	9,916
NOK	939,000	USD	102,191	MS	08/05/20	976
NZD	7,000	USD	4,558	MS	08/05/20	85
SEK	4,223,000	USD	468,761	MS	08/05/20	12,207
SGD	115,000	USD	83,089	MS	08/05/20	609
USD	36,356	JPY	3,829,000	MS	08/05/20	183
USD	2,641	NOK	24,000	MS	08/05/20	4
USD	1,337	NZD	2,000	MS	08/05/20	11
USD	8,703	SEK	76,000	MS	08/05/20	47
AUD	611,000	USD	431,592	MS	08/06/20	4,939
USD	10,005	AUD	14,000	MS	08/06/20	3

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD	7,000	USD	5,093	MS	09/03/20	$2
USD	3,865,074	AUD	5,389,000	MS	09/03/20	14,487
USD	2,527,046	CHF	2,297,000	MS	09/03/20	13,274
USD	815,089	DKK	5,131,000	MS	09/03/20	2,956
USD	9,860,936	EUR	8,334,000	MS	09/03/20	37,687
USD	7,966,714	GBP	6,069,000	MS	09/03/20	21,101
USD	1,006,568	HKD	7,801,000	MS	09/03/20	7
USD	767,759	ILS	2,611,000	MS	09/03/20	575
USD	14,324,058	JPY	1,514,023,000	MS	09/03/20	16,628
USD	1,024,588	NOK	9,301,000	MS	09/03/20	2,557
USD	443,007	NZD	665,000	MS	09/03/20	1,959
USD	3,327,621	SEK	29,088,000	MS	09/03/20	13,695
USD	849,133	SGD	1,164,000	MS	09/03/20	1,930

						238,037

CHF	2,297,000	USD	2,525,046	MS	08/05/20	(13,358)
DKK	5,074,000	USD	805,572	MS	08/05/20	(2,924)
EUR	8,334,000	USD	9,855,103	MS	08/05/20	(37,859)
GBP	6,069,000	USD	7,965,682	MS	08/05/20	(21,318)
HKD	7,801,000	USD	1,006,555	MS	08/05/20	(11)
ILS	2,510,000	USD	737,740	MS	08/05/20	(571)
JPY	1,514,023,000	USD	14,319,925	MS	08/05/20	(16,976)
NOK	9,157,000	USD	1,008,600	MS	08/05/20	(2,533)
NZD	722,000	USD	480,830	MS	08/05/20	(1,999)
SEK	27,789,000	USD	3,178,069	MS	08/05/20	(13,114)
SGD	1,164,000	USD	849,077	MS	08/05/20	(1,916)
USD	2,864,005	CHF	2,711,000	MS	08/05/20	(100,378)
USD	1,027,802	DKK	6,815,000	MS	08/05/20	(50,253)
USD	10,882,145	EUR	9,681,000	MS	08/05/20	(521,830)
USD	8,239,175	GBP	6,666,000	MS	08/05/20	(486,666)
USD	1,109,491	HKD	8,601,000	MS	08/05/20	(274)
USD	819,509	ILS	2,834,000	MS	08/05/20	(12,818)
USD	15,718,836	JPY	1,695,141,000	MS	08/05/20	(295,132)
USD	1,044,168	NOK	10,072,000	MS	08/05/20	(62,429)
USD	468,022	NZD	727,000	MS	08/05/20	(14,125)
USD	3,429,321	SEK	31,936,000	MS	08/05/20	(207,945)
USD	916,809	SGD	1,279,000	MS	08/05/20	(14,049)
AUD	5,342,000	USD	3,830,967	MS	08/06/20	(14,359)
USD	4,089,716	AUD	5,939,000	MS	08/06/20	(153,420)
CHF	75,000	USD	82,344	MS	09/03/20	(266)
DKK	105,000	USD	16,643	MS	09/03/20	(24)
EUR	338,000	USD	399,426	MS	09/03/20	(1,027)
GBP	363,000	USD	476,330	MS	09/03/20	(1,086)
HKD	56,000	USD	7,226	MS	09/03/20	—
ILS	6,000	USD	1,764	MS	09/03/20	(1)
JPY	94,353,000	USD	892,527	MS	09/03/20	(897)
NOK	245,000	USD	26,927	MS	09/03/20	(5)
NZD	19,000	USD	12,658	MS	09/03/20	(56)
SEK	585,000	USD	66,714	MS	09/03/20	(67)
SGD	44,000	USD	32,098	MS	09/03/20	(73)

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	27,858	AUD	39,000	MS	09/03/20	$(7)

						(2,049,766)

	Net unrealized depreciation					$(1,811,729)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$238,037

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$2,049,766

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$748,726

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(2,424,261)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$61,616,132
Average amounts sold — in USD	$98,971,764

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$238,037	$2,049,766

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$238,037	$2,049,766
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$238,037	$2,049,766

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Received		Net Amount of Derivative Assets

Morgan Stanley & Co. International PLC	$238,037	$(238,037)		$—		$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Pledged	(b)	Net Amount of Derivative Liabilities	(c)(d)

Morgan Stanley & Co. International PLC	$2,049,766	$(238,037)		$(1,790,000)		$21,729

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$44,071,235	$—	$—	$44,071,235

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$238,037	$—	$238,037
Liabilities
Forward Foreign Currency Exchange Contracts	—	(2,049,766)	—	(2,049,766)

	$—	$(1,811,729)	$—	$(1,811,729)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	39

Schedule of Investments July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.0%
Globant SA(a)	5,459	$944,080
Telecom Argentina SA, ADR	7,517	65,548
YPF SA, ADR(a)	24,808	154,554

		1,164,182

Australia — 4.6%
Afterpay Ltd.(a)	31,569	1,551,726
AGL Energy Ltd.	82,972	988,946
AMP Ltd.(a)	469,403	493,167
Ampol Ltd.	36,616	690,091
APA Group	158,633	1,251,401
Aristocrat Leisure Ltd.	82,815	1,554,851
ASX Ltd.	26,686	1,581,745
Aurizon Holdings Ltd.	286,705	914,967
AusNet Services	281,800	359,725
Australia & New Zealand Banking Group Ltd.	390,674	5,031,888
BHP Group Ltd.	418,906	11,040,381
BHP Group PLC	296,734	6,445,617
BlueScope Steel Ltd.	82,237	659,945
Brambles Ltd.	218,226	1,687,079
CIMIC Group Ltd.	14,375	221,438
Coca-Cola Amatil Ltd.	87,402	512,725
Cochlear Ltd.	8,368	1,141,532
Coles Group Ltd.	186,404	2,428,960
Commonwealth Bank of Australia	247,473	12,636,243
Computershare Ltd.	79,629	766,933
Crown Resorts Ltd.	68,274	438,216
CSL Ltd.	64,735	12,539,317
Dexus	164,081	1,001,378
Evolution Mining Ltd.	214,341	906,917
Fortescue Metals Group Ltd.	239,511	2,990,435
Goodman Group	239,446	2,907,198
GPT Group (The)	310,972	865,293
Insurance Australia Group Ltd.	329,298	1,202,035
James Hardie Industries PLC	63,447	1,318,165
Lendlease Corp. Ltd.	88,378	719,366
Macquarie Group Ltd.	46,834	4,147,660
Magellan Financial Group Ltd.	20,433	896,210
Medibank Pvt Ltd.	391,579	791,915
Mirvac Group	609,920	914,175
National Australia Bank Ltd.	456,297	5,778,943
Newcrest Mining Ltd.	111,571	2,814,863
Northern Star Resources Ltd.	104,877	1,162,786
Oil Search Ltd.	280,617	587,634
Orica Ltd.	64,886	804,556
Origin Energy Ltd.	246,540	949,449
Qantas Airways Ltd.	89,464	207,234
QBE Insurance Group Ltd.	202,743	1,440,886
Ramsay Health Care Ltd.	23,284	1,034,950
REA Group Ltd.	7,954	618,793
Rio Tinto Ltd.	49,419	3,614,966
Santos Ltd.	249,703	943,723
Scentre Group	727,675	1,064,579
Seek Ltd.	55,382	860,672
Sonic Healthcare Ltd.	67,933	1,563,853
South32 Ltd.	693,985	1,025,244
Stockland	357,063	816,856
Suncorp Group Ltd.	173,465	1,063,624
Sydney Airport	171,959	644,966

Security	Shares	Value

Australia (continued)
Tabcorp Holdings Ltd.	275,876	$704,327
Telstra Corp. Ltd.	536,669	1,289,322
TPG Telecom Ltd.(a)	53,041	305,828
Transurban Group	367,875	3,643,377
Treasury Wine Estates Ltd.	103,790	803,877
Vicinity Centres	575,891	538,965
Washington H Soul Pattinson & Co. Ltd.	18,473	258,997
Wesfarmers Ltd.	157,644	5,262,684
Westpac Banking Corp.	492,566	6,036,937
WiseTech Global Ltd.	21,427	317,316
Woodside Petroleum Ltd.	124,466	1,786,109
Woolworths Group Ltd.	179,595	4,981,852

		136,525,808

Austria — 0.1%
Andritz AG	10,956	368,972
Erste Group Bank AG(a)	35,936	803,143
OMV AG(a)	22,054	696,827
Raiffeisen Bank International AG	26,694	459,280
Verbund AG	10,529	554,547
voestalpine AG	18,612	412,553

		3,295,322

Belgium — 0.6%
Ageas SA/NV	27,569	1,038,321
Anheuser-Busch InBev SA/NV	105,440	5,750,371
Colruyt SA	7,999	468,779
Elia Group SA/NV	4,093	446,245
Galapagos NV(a)	6,381	1,189,176
Groupe Bruxelles Lambert SA	18,442	1,607,661
KBC Group NV	32,919	1,880,939
Proximus SADP	20,377	421,917
Sofina SA	1,157	325,620
Solvay SA	10,615	829,201
Telenet Group Holding NV	5,688	221,960
UCB SA	17,902	2,304,258
Umicore SA	27,232	1,286,141

		17,770,589

Brazil — 1.2%
Ambev SA	644,700	1,721,413
Atacadao SA	44,500	191,821
B2W Cia. Digital(a)	33,455	766,808
B3 SA - Brasil, Bolsa, Balcao	313,971	3,826,179
Banco Bradesco SA	149,270	594,408
Banco BTG Pactual SA	36,300	602,606
Banco do Brasil SA	125,100	806,957
Banco Santander Brasil SA	36,300	208,423
BB Seguridade Participacoes SA	99,900	534,061
BR Malls Participacoes SA	151,455	288,026
BRF SA(a)	78,759	313,172
CCR SA	188,000	540,259
Cia Brasileira de Distribuicao	22,700	309,597
Cia. de Saneamento Basico do Estado de Sao Paulo	53,500	625,355
Cia. Siderurgica Nacional SA	100,300	236,020
Cielo SA	194,824	200,969
Cogna Educacao	246,244	391,659
Cosan SA	15,800	274,371
Energisa SA	16,800	158,615
Engie Brasil Energia SA	44,400	393,782
Equatorial Energia SA	127,800	626,750
Hapvida Participacoes e Investimentos SA(b)	33,200	415,431

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Hypera SA	65,400	$453,772
IRB Brasil Resseguros SA	113,200	173,307
JBS SA	155,100	641,756
Klabin SA	103,000	408,771
Localiza Rent a Car SA	96,390	942,829
Lojas Renner SA	130,040	1,027,420
Magazine Luiza SA	103,600	1,606,200
Multiplan Empreendimentos Imobiliarios SA	27,400	111,267
Natura & Co. Holding SA	103,791	937,863
Notre Dame Intermedica Participacoes SA	66,800	856,654
Petrobras Distribuidora SA	100,200	436,924
Petroleo Brasileiro SA	533,000	2,324,158
Porto Seguro SA	6,500	67,462
Raia Drogasil SA	32,600	777,145
Rumo SA(a)	162,100	691,894
Sul America SA	42,900	417,809
Suzano SA(a)	82,100	662,377
TIM Participacoes SA	166,860	504,830
Ultrapar Participacoes SA	112,200	408,212
Vale SA	511,399	5,963,931
WEG SA	127,400	1,648,237

		35,089,500

Canada — 6.6%
Agnico Eagle Mines Ltd.	34,449	2,735,603
Air Canada(a)	21,405	241,455
Algonquin Power & Utilities Corp.	71,733	989,642
Alimentation Couche-Tard Inc., Class B	123,816	4,302,826
AltaGas Ltd.	37,968	475,627
Atco Ltd., Class I, NVS	8,380	260,753
B2Gold Corp.	141,559	980,715
Bank of Montreal	90,956	4,975,928
Bank of Nova Scotia (The)	174,323	7,159,021
Barrick Gold Corp.	253,594	7,328,573
Bausch Health Companies Inc.(a)	44,296	809,861
BCE Inc.	21,631	906,903
BlackBerry Ltd.(a)	78,771	373,420
Brookfield Asset Management Inc., Class A	188,643	6,092,345
CAE Inc.	40,903	610,415
Cameco Corp.	59,731	607,343
Canadian Apartment Properties REIT(c)	11,676	423,369
Canadian Imperial Bank of Commerce	63,349	4,385,482
Canadian National Railway Co.	101,098	9,875,074
Canadian Natural Resources Ltd.	169,802	2,995,462
Canadian Pacific Railway Ltd.	19,838	5,455,561
Canadian Tire Corp. Ltd., Class A, NVS	8,441	778,185
Canadian Utilities Ltd., Class A, NVS	18,243	467,958
Canopy Growth Corp.(a)(c)	33,097	604,369
CCL Industries Inc., Class B, NVS	23,808	792,000
Cenovus Energy Inc.	149,123	663,511
CGI Inc.(a)	34,072	2,433,496
CI Financial Corp.	30,219	415,328
Constellation Software Inc.	2,925	3,459,711
Cronos Group Inc.(a)(c)	27,568	180,700
Dollarama Inc.	42,742	1,562,899
Emera Inc.	37,451	1,558,711
Empire Co. Ltd., Class A, NVS	30,109	773,461
Enbridge Inc.	286,198	9,159,618
Fairfax Financial Holdings Ltd.	3,799	1,190,268
First Capital Real Estate Investment Trust	23,932	242,625
First Quantum Minerals Ltd.	89,886	759,619

Security	Shares	Value

Canada (continued)
Fortis Inc.	57,931	$2,359,191
Franco-Nevada Corp.	27,286	4,361,279
George Weston Ltd.	10,734	810,719
Gildan Activewear Inc.	27,451	487,130
Great-West Lifeco Inc.	44,310	783,323
Hydro One Ltd.(b)	57,695	1,229,276
iA Financial Corp. Inc.	14,336	503,339
IGM Financial Inc.	8,427	207,168
Imperial Oil Ltd.	37,811	591,370
Intact Financial Corp.	18,810	2,053,583
Inter Pipeline Ltd.	65,381	612,566
Keyera Corp.	30,655	465,947
Kinross Gold Corp.(a)	182,617	1,704,153
Kirkland Lake Gold Ltd.	39,017	2,130,716
Loblaw Companies Ltd.	25,360	1,315,615
Lundin Mining Corp.	119,528	669,250
Magna International Inc.	41,029	1,896,309
Manulife Financial Corp.	267,549	3,585,296
Metro Inc.	38,775	1,700,947
National Bank of Canada	46,401	2,190,668
Nutrien Ltd.	80,217	2,612,218
Onex Corp.	12,451	553,440
Open Text Corp.	41,034	1,846,913
Pan American Silver Corp.	29,536	1,103,603
Parkland Corp./Canada	20,770	546,889
Pembina Pipeline Corp.	78,385	1,904,764
Power Corp. of Canada	80,763	1,433,174
Quebecor Inc., Class B	21,312	486,222
Restaurant Brands International Inc.	37,479	2,116,675
RioCan REIT	21,889	244,464
Ritchie Bros Auctioneers Inc.	12,564	580,880
Rogers Communications Inc., Class B, NVS	51,115	2,087,339
Royal Bank of Canada	202,220	13,949,330
Saputo Inc.	37,231	911,110
Shaw Communications Inc., Class B, NVS	62,546	1,143,992
Shopify Inc., Class A(a)	14,832	15,167,284
Sun Life Financial Inc.	78,338	3,053,398
Suncor Energy Inc.	215,962	3,397,028
TC Energy Corp.	133,372	6,078,657
Teck Resources Ltd., Class B	65,926	667,873
TELUS Corp.	69,202	1,200,121
Thomson Reuters Corp.	24,641	1,719,259
TMX Group Ltd.	7,139	729,729
Toronto-Dominion Bank (The)	258,715	11,447,583
Wheaton Precious Metals Corp.	62,860	3,410,255
WSP Global Inc.(c)	13,894	872,433
Yamana Gold Inc.	131,454	853,789

		196,804,104

Chile — 0.2%
Aguas Andinas SA, Class A	1,023,390	359,848
Banco de Chile	3,297,849	316,674
Banco de Credito e Inversiones SA	11,680	416,652
Banco Santander Chile	8,776,116	382,054
Cencosud SA	194,271	338,548
Cencosud Shopping SA	26,845	49,832
Cia. Cervecerias Unidas SA	20,161	156,650
Colbun SA	2,223,114	402,363
Empresa Nacional de Telecomunicaciones SA	5,927	42,272
Empresas CMPC SA	152,986	338,963
Empresas COPEC SA	58,460	477,325

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile (continued)
Enel Americas SA	5,488,820	$851,797
Enel Chile SA	6,482,185	556,676
Falabella SA	101,164	360,875

		5,050,529

China — 12.2%
3SBio Inc.(a)(b)	251,000	305,079
51job Inc., ADR(a)(c)	4,563	309,736
58.com Inc., ADR(a)(c)	13,919	770,695
AAC Technologies Holdings Inc.	113,000	899,603
Agile Group Holdings Ltd.	146,000	185,180
Agricultural Bank of China Ltd., Class A	1,232,400	570,519
Agricultural Bank of China Ltd., Class H	3,204,000	1,136,874
Aier Eye Hospital Group Co. Ltd., Class A	76,137	494,322
Air China Ltd., Class H	280,000	173,776
AK Medical Holdings Ltd.(b)	68,000	198,730
Alibaba Group Holding Ltd., ADR(a)	266,115	66,800,187
Alibaba Health Information Technology Ltd.(a)	554,000	1,529,715
Alibaba Pictures Group Ltd.(a)(c)	2,830,000	394,364
A-Living Services Co. Ltd., Class H(b)	84,750	478,415
Aluminum Corp. of China Ltd., Class H(a)	676,000	173,575
Anhui Conch Cement Co. Ltd., Class A	62,698	551,924
Anhui Conch Cement Co. Ltd., Class H	170,500	1,288,067
Anhui Gujing Distillery Co. Ltd., Class B	18,900	208,480
Anta Sports Products Ltd.	170,000	1,612,216
Autohome Inc., ADR(c)	8,643	757,559
AviChina Industry & Technology Co. Ltd., Class H	363,000	215,921
BAIC Motor Corp. Ltd., Class H(b)	338,500	165,096
Baidu Inc., ADR(a)(c)	38,349	4,578,871
Bank of Beijing Co. Ltd., Class A	751,598	520,294
Bank of China Ltd., Class A	1,060,000	505,901
Bank of China Ltd., Class H	10,334,000	3,466,801
Bank of Communications Co. Ltd., Class A	759,400	518,076
Bank of Communications Co. Ltd., Class H	851,800	472,599
Bank of Ningbo Co. Ltd., Class A	132,398	549,725
Bank of Shanghai Co. Ltd., Class A	392,199	465,428
Baoshan Iron & Steel Co. Ltd., Class A	592,796	418,009
Baozun Inc., ADR(a)(c)	7,451	313,389
Beijing Capital International Airport Co. Ltd., Class H	386,000	254,504
Beijing Enterprises Holdings Ltd.	41,500	145,112
Beijing Enterprises Water Group Ltd.	730,000	309,889
BEST Inc., ADR(a)	26,933	113,388
Bilibili Inc., ADR(a)(c)	15,114	658,668
BOE Technology Group Co. Ltd., Class A	540,500	361,766
Bosideng International Holdings Ltd.(c)	654,000	189,022
Brilliance China Automotive Holdings Ltd.	528,000	540,249
BYD Co. Ltd., Class H(c)	118,500	1,132,219
BYD Electronic International Co. Ltd.	136,500	478,178
CanSino Biologics Inc., Class H(a)(b)	9,000	315,166
CGN Power Co. Ltd., Class H(b)	949,000	199,591
China Aoyuan Group Ltd.	203,000	255,642
China Cinda Asset Management Co. Ltd., Class H	640,000	120,565
China CITIC Bank Corp. Ltd., Class H	726,000	316,622
China Communications Construction Co. Ltd., Class H	677,000	393,960
China Communications Services Corp. Ltd., Class H	336,000	217,636
China Conch Venture Holdings Ltd.	239,500	1,029,051
China Construction Bank Corp., Class H	13,756,050	10,081,593
China East Education Holdings Ltd.(b)	140,000	328,766
China Eastern Airlines Corp. Ltd., Class H	122,000	43,289
China Education Group Holdings Ltd.(c)	103,000	195,363
China Everbright Bank Co. Ltd., Class A	751,700	407,242

Security	Shares	Value

China (continued)
China Everbright Bank Co. Ltd., Class H	267,000	$100,252
China Everbright International Ltd.	733,037	453,052
China Everbright Ltd.	244,000	390,390
China Evergrande Group	288,000	808,237
China Feihe Ltd.(b)	120,000	230,704
China Galaxy Securities Co. Ltd., Class H	791,500	472,845
China Gas Holdings Ltd.	383,200	1,152,043
China Hongqiao Group Ltd.	338,500	194,360
China Huarong Asset Management Co. Ltd., Class H(b)	778,000	88,338
China Huishan Dairy Holdings Co. Ltd.(a)(d)	930,700	1
China International Capital Corp. Ltd., Class H(a)(b)(c)	198,000	467,523
China Jinmao Holdings Group Ltd.	774,000	526,306
China Lesso Group Holdings Ltd.	228,000	440,102
China Life Insurance Co. Ltd., Class A	61,000	319,021
China Life Insurance Co. Ltd., Class H	986,000	2,272,194
China Literature Ltd.(a)(b)	45,600	299,775
China Longyuan Power Group Corp. Ltd., Class H	466,000	333,708
China Medical System Holdings Ltd.	227,000	275,029
China Mengniu Dairy Co. Ltd.	374,000	1,754,135
China Merchants Bank Co. Ltd., Class A	231,200	1,153,142
China Merchants Bank Co. Ltd., Class H	501,093	2,337,296
China Merchants Port Holdings Co. Ltd.(c)	240,000	274,677
China Merchants Securities Co. Ltd., Class A	288,860	891,348
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	182,197	445,488
China Minsheng Banking Corp. Ltd., Class A	806,995	640,761
China Minsheng Banking Corp. Ltd., Class H	435,240	274,054
China Mobile Ltd.	872,000	5,974,452
China Molybdenum Co. Ltd., Class H	837,000	339,111
China National Building Material Co. Ltd., Class H	628,000	973,983
China Oilfield Services Ltd., Class H	314,000	244,306
China Overseas Land & Investment Ltd.	535,500	1,630,642
China Overseas Property Holdings Ltd.	170,000	177,453
China Pacific Insurance Group Co. Ltd., Class A	126,197	533,745
China Pacific Insurance Group Co. Ltd., Class H(c)	334,000	967,498
China Petroleum & Chemical Corp., Class A	737,598	422,859
China Petroleum & Chemical Corp., Class H	3,089,000	1,323,254
China Power International Development Ltd.	670,000	125,352
China Railway Construction Corp. Ltd., Class A	253,000	318,732
China Railway Construction Corp. Ltd., Class H	191,500	152,949
China Railway Group Ltd., Class A	742,096	592,422
China Railway Group Ltd., Class H	222,000	112,286
China Railway Signal & Communication Corp. Ltd., Class H(b)	176,000	76,530
China Renewable Energy Investment Ltd.(a)(d)	7,401	0	(e)
China Resources Beer Holdings Co. Ltd.	230,000	1,599,572
China Resources Cement Holdings Ltd.	320,000	437,666
China Resources Gas Group Ltd.	148,000	729,478
China Resources Land Ltd.	480,000	2,000,464
China Resources Pharmaceutical Group Ltd.(b)	183,500	104,178
China Resources Power Holdings Co. Ltd.	254,000	323,801
China Shenhua Energy Co. Ltd., Class H	501,000	835,194
China Shipbuilding Industry Co. Ltd., Class A(a)	494,600	339,551
China Southern Airlines Co. Ltd., Class H(a)	194,000	89,863
China State Construction Engineering Corp. Ltd., Class A	821,598	592,302
China State Construction International Holdings Ltd.	356,000	210,379
China Taiping Insurance Holdings Co. Ltd.(c)	247,000	437,896
China Telecom Corp. Ltd., Class H	2,004,000	597,306
China Tourism Group Duty Free Corp. Ltd., Class A	30,898	1,076,099

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Tower Corp. Ltd., Class H(b)	6,332,000	$1,151,986
China Traditional Chinese Medicine Holdings Co. Ltd.	420,000	214,601
China Unicom Hong Kong Ltd.	996,000	555,175
China United Network Communications Ltd., Class A	670,899	488,469
China Vanke Co. Ltd., Class A	164,300	632,027
China Vanke Co. Ltd., Class H	167,200	526,397
China Yangtze Power Co. Ltd., Class A	264,899	697,437
China Yuhua Education Corp Ltd.(b)	214,000	206,815
Chongqing Rural Commercial Bank Co. Ltd., Class H	90,000	36,464
CIFI Holdings Group Co. Ltd.	424,000	380,770
CITIC Ltd.	851,000	798,272
CITIC Securities Co. Ltd., Class A	166,000	712,797
CITIC Securities Co. Ltd., Class H(c)	218,000	507,435
CNOOC Ltd.	2,654,000	2,808,031
Contemporary Amperex Technology Co. Ltd., Class A	37,700	1,146,413
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	236,000	105,360
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	975,000	367,345
COSCO SHIPPING Ports Ltd.	154,000	80,277
Country Garden Holdings Co. Ltd.	1,138,828	1,462,070
Country Garden Services Holdings Co. Ltd.	208,000	1,254,677
CRRC Corp. Ltd., Class A	571,723	478,536
CRRC Corp. Ltd., Class H	337,000	146,537
CSPC Pharmaceutical Group Ltd.	825,600	1,732,117
Dali Foods Group Co. Ltd.(b)	296,500	180,956
Daqin Railway Co. Ltd., Class A	413,500	384,624
Dongfeng Motor Group Co. Ltd., Class H	524,000	375,242
East Money Information Co. Ltd., Class A	133,920	511,899
ENN Energy Holdings Ltd.	108,200	1,310,931
Far East Horizon Ltd.	112,000	92,199
Focus Media Information Technology Co. Ltd., Class A	507,050	440,392
Foshan Haitian Flavouring & Food Co. Ltd., Class A	33,978	730,864
Fosun International Ltd.	373,500	425,538
Fuyao Glass Industry Group Co. Ltd., Class H(b)	74,000	206,717
GDS Holdings Ltd., ADR(a)(c)	10,685	857,899
Geely Automobile Holdings Ltd.	798,000	1,678,331
Genscript Biotech Corp.(a)	178,000	385,848
GF Securities Co. Ltd., Class H	186,400	223,434
GOME Retail Holdings Ltd.(a)(c)	1,242,320	179,531
Great Wall Motor Co. Ltd., Class H	593,500	579,701
Gree Electric Appliances Inc. of Zhuhai, Class A	53,600	437,189
Greentown Service Group Co. Ltd., Class L	236,000	322,779
Guangdong Investment Ltd.	494,000	798,028
Guangzhou Automobile Group Co. Ltd., Class H	464,028	443,659
Guangzhou R&F Properties Co. Ltd., Class H	244,800	282,065
Guotai Junan Securities Co. Ltd., Class A	243,400	644,671
Guotai Junan Securities Co. Ltd., Class H(b)	49,000	81,053
Haidilao International Holding Ltd.(b)(c)	100,000	459,988
Haier Electronics Group Co. Ltd.(d)	167,000	578,559
Haier Smart Home Co. Ltd., Class A(d)	187,000	482,425
Haitian International Holdings Ltd.	96,000	220,980
Haitong Securities Co. Ltd., Class A(a)	301,492	609,271
Haitong Securities Co. Ltd., Class H(a)	203,600	189,146
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	124,372	659,360
Hansoh Pharmaceutical Group Co. Ltd.(a)(b)	92,000	397,667
Henan Shuanghui Investment & Development Co. Ltd., Class A	44,100	345,291
Hengan International Group Co. Ltd.	106,000	889,693
Hua Hong Semiconductor Ltd.(a)(b)(c)	84,000	368,507

Security	Shares	Value

China (continued)
Huaneng Power International Inc., Class H	798,000	$340,814
Huatai Securities Co. Ltd., Class A	153,200	456,488
Huatai Securities Co. Ltd., Class H(b)	202,000	364,894
Huaxia Bank Co. Ltd., Class A	579,900	528,599
Huazhu Group Ltd., ADR(c)	19,180	658,449
Hutchison China MediTech Ltd., ADR(a)	9,951	269,871
HUYA Inc., ADR(a)(c)	9,746	237,023
Industrial & Commercial Bank of China Ltd., Class A	842,700	599,060
Industrial & Commercial Bank of China Ltd., Class H	8,046,285	4,754,972
Industrial Bank Co. Ltd., Class A	264,342	593,299
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	101,499	532,862
Inner Mongolia Yitai Coal Co. Ltd., Class B	239,000	174,231
Innovent Biologics Inc.(a)(b)	154,000	943,847
iQIYI Inc., ADR(a)(c)	29,832	629,455
JD.com Inc., ADR(a)	119,736	7,637,959
Jiangsu Expressway Co. Ltd., Class H	88,000	94,356
Jiangsu Hengrui Medicine Co. Ltd., Class A	61,380	830,276
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	26,700	516,799
Jiangxi Copper Co. Ltd., Class H	208,000	247,715
JOYY Inc.(a)(c)	8,996	718,061
Kaisa Group Holdings Ltd.	408,000	181,095
Kingboard Holdings Ltd.	93,500	273,254
Kingdee International Software Group Co. Ltd.(c)	376,000	1,038,218
Kingsoft Corp. Ltd.	140,000	712,627
Koolearn Technology Holding Ltd.(a)(b)(c)	40,000	185,286
Kunlun Energy Co. Ltd.	664,000	555,175
Kweichow Moutai Co. Ltd., Class A	13,500	3,247,043
KWG Group Holdings Ltd.	191,500	340,985
Lee & Man Paper Manufacturing Ltd.	241,000	148,328
Legend Holdings Corp., Class H(b)	100,200	130,063
Lenovo Group Ltd.	1,148,000	691,745
Li Ning Co. Ltd.	303,000	975,439
Logan Group Co. Ltd.	182,000	315,145
Longfor Group Holdings Ltd.(b)	265,500	1,312,050
Luxshare Precision Industry Co. Ltd., Class A	88,788	745,579
Luye Pharma Group Ltd.(b)	334,000	210,738
Luzhou Laojiao Co. Ltd., Class A	34,000	574,914
Meituan Dianping, Class B(a)	504,300	12,486,796
Momo Inc., ADR	21,652	399,912
Muyuan Foodstuff Co. Ltd., Class A	43,970	576,499
NARI Technology Co. Ltd., Class A	98,600	300,297
NetEase Inc., ADR	11,145	5,109,091
New China Life Insurance Co. Ltd., Class A	85,700	649,268
New China Life Insurance Co. Ltd., Class H	39,600	154,819
New Hope Liuhe Co. Ltd., Class A	126,800	590,997
New Oriental Education & Technology Group Inc., ADR(a)	20,494	2,873,259
NIO Inc., ADR(a)(c)	128,233	1,531,102
Noah Holdings Ltd.(a)(c)	5,128	156,250
People’s Insurance Co. Group of China Ltd. (The), Class H	1,021,000	331,981
PetroChina Co. Ltd., Class A	183,100	116,779
PetroChina Co. Ltd., Class H	3,056,000	1,060,700
PICC Property & Casualty Co. Ltd., Class H	1,058,285	835,682
Pinduoduo Inc., ADR(a)(c)	36,196	3,322,793
Ping An Bank Co. Ltd., Class A	264,500	505,705
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	53,200	908,838
Ping An Insurance Group Co. of China Ltd., Class A	132,106	1,437,077
Ping An Insurance Group Co. of China Ltd., Class H	804,000	8,516,993

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Poly Developments and Holdings Group Co. Ltd., Class A	198,500	$443,814
Poly Property Services Co. Ltd.	12,000	126,268
Postal Savings Bank of China Co. Ltd., Class H(b)	1,221,000	672,714
SAIC Motor Corp. Ltd., Class A	167,000	435,137
Sany Heavy Industry Co. Ltd., Class A	194,327	587,946
Seazen Group Ltd.	344,000	326,237
Semiconductor Manufacturing International Corp.(a)	498,300	1,919,209
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	352,000	894,738
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	100,500	475,255
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	281,712	236,638
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	122,100	216,781
Shanghai Pudong Development Bank Co. Ltd., Class A	415,000	616,203
Shenwan Hongyuan Group Co. Ltd., Class A(a)	874,906	731,048
Shenzhen Expressway Co. Ltd., Class H	116,000	110,609
Shenzhen International Holdings Ltd.	117,500	191,634
Shenzhen Investment Ltd.	568,000	178,091
Shenzhou International Group Holdings Ltd.(c)	100,200	1,195,905
Shimao Group Holdings Ltd.	186,500	790,499
Shui On Land Ltd.	525,500	77,975
Silergy Corp.	10,000	599,089
SINA Corp.(a)	10,035	404,912
Sino Biopharmaceutical Ltd.	1,545,000	2,013,432
Sino-Ocean Group Holding Ltd.	836,000	201,713
Sinopec Engineering Group Co. Ltd., Class H	73,000	32,308
Sinopec Shanghai Petrochemical Co. Ltd., Class H	770,000	171,879
Sinopharm Group Co. Ltd., Class H	216,400	515,438
Sinotruk Hong Kong Ltd.	117,000	364,578
SOHO China Ltd.(a)	358,000	133,034
Sun Art Retail Group Ltd.	425,500	590,743
Sunac China Holdings Ltd.	348,000	1,638,925
Suning.com Co. Ltd., Class A	297,594	439,743
Sunny Optical Technology Group Co. Ltd.	106,600	2,006,779
TAL Education Group, ADR(a)	54,013	4,222,196
Tencent Holdings Ltd.	809,800	55,796,392
Tencent Music Entertainment Group, ADR(a)	49,890	805,225
Tingyi Cayman Islands Holding Corp.	310,000	577,585
Tongcheng-Elong Holdings Ltd.(a)	87,200	159,994
Topsports International Holdings Ltd.(b)	206,000	247,725
TravelSky Technology Ltd., Class H	142,000	272,999
Trip.com Group Ltd., ADR(a)(c)	62,822	1,708,758
Tsingtao Brewery Co. Ltd., Class H	78,000	694,434
Uni-President China Holdings Ltd.	192,000	208,098
Vipshop Holdings Ltd., ADR(a)	62,652	1,426,586
Wanhua Chemical Group Co. Ltd., Class A	62,231	602,844
Want Want China Holdings Ltd.	722,000	533,800
Weibo Corp., ADR(a)(c)	8,298	286,779
Weichai Power Co. Ltd., Class H	338,000	729,189
Wens Foodstuffs Group Co. Ltd., Class A	171,360	583,296
Wuliangye Yibin Co. Ltd., Class A	42,500	1,324,841
WuXi AppTec Co. Ltd., Class A	34,995	566,761
WuXi AppTec Co. Ltd., Class H(b)	29,980	451,429
Wuxi Biologics Cayman Inc.(a)(b)	141,500	2,913,912
Xiaomi Corp., Class B(a)(b)	1,510,400	2,888,200
Xinjiang Goldwind Science & Technology Co. Ltd., Class H(c)	182,200	183,371
Xinyi Solar Holdings Ltd.	678,000	741,844

Security	Shares	Value

China (continued)
Yanzhou Coal Mining Co. Ltd., Class H(c)	318,000	$248,239
Yihai International Holding Ltd.	79,000	967,852
Yuexiu Property Co. Ltd.	456,000	83,549
Yum China Holdings Inc.	51,106	2,618,671
Yunnan Baiyao Group Co. Ltd., Class A	27,499	431,881
Yuzhou Group Holdings Co. Ltd.	79,000	35,473
Zai Lab Ltd., ADR(a)	8,707	662,690
Zhaojin Mining Industry Co. Ltd., Class H	247,000	307,866
Zhejiang Expressway Co. Ltd., Class H	168,000	124,859
Zhenro Properties Group Ltd.	304,000	193,378
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	52,800	316,451
Zhongsheng Group Holdings Ltd.	89,000	549,489
Zhuzhou CRRC Times Electric Co. Ltd., Class H(c)	97,400	341,834
Zijin Mining Group Co. Ltd., Class A	414,500	347,533
Zijin Mining Group Co. Ltd., Class H	674,000	418,304
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(a)	205,200	211,284
ZTE Corp., Class A(a)	33,600	188,629
ZTE Corp., Class H	122,800	362,845
ZTO Express Cayman Inc., ADR	50,095	1,856,020

		364,479,087

Colombia — 0.0%
Bancolombia SA	31,282	224,861
Ecopetrol SA	840,682	469,007
Grupo de Inversiones Suramericana SA	8,304	43,209
Interconexion Electrica SA ESP	75,843	390,572

		1,127,649

Czech Republic — 0.0%
CEZ AS	27,903	560,817
Komercni Banka AS(a)	10,510	243,646
Moneta Money Bank AS(b)	69,512	158,954

		963,417

Denmark — 1.6%
Ambu A/S, Series B(c)	23,296	813,316
AP Moller — Maersk A/S, Class A	853	1,013,662
AP Moller — Maersk A/S, Class B, NVS	639	819,313
Carlsberg AS, Class B	13,531	1,993,565
Chr Hansen Holding A/S	14,573	1,658,902
Coloplast A/S, Class B	16,535	2,824,678
Danske Bank A/S(a)	93,265	1,504,406
Demant A/S(a)	17,474	542,088
DSV PANALPINA A/S	28,862	3,972,812
Genmab A/S(a)	9,346	3,203,546
GN Store Nord A/S	17,857	1,092,912
H Lundbeck A/S	11,219	409,492
Novo Nordisk A/S, Class B	249,163	16,491,797
Novozymes A/S, Class B	31,337	1,877,638
Orsted A/S(b)	26,544	3,797,027
Pandora A/S	14,223	903,467
Tryg A/S	26,253	775,671
Vestas Wind Systems A/S	27,682	3,567,788

		47,262,080

Egypt — 0.0%
Commercial International Bank Egypt SAE	230,748	909,988
Eastern Co. SAE	149,094	110,070
EISewedy Electric Co.	196,201	82,559

		1,102,617

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland — 0.8%
Elisa OYJ	21,517	$1,283,897
Fortum OYJ	63,542	1,293,883
Kone OYJ, Class B	48,639	3,867,350
Neste OYJ	59,471	2,734,215
Nokia OYJ	799,992	3,840,721
Nordea Bank Abp(a)	458,926	3,553,758
Orion OYJ, Class B	16,495	722,088
Sampo OYJ, Class A	62,277	2,258,617
Stora Enso OYJ, Class R	89,838	1,132,448
UPM-Kymmene OYJ	73,118	1,956,636
Wartsila OYJ Abp	58,246	487,641

		23,131,254

France — 6.9%
Accor SA(a)	23,966	601,937
Aeroports de Paris	4,146	392,212
Air Liquide SA	67,856	11,201,464
Airbus SE(a)	83,360	6,112,524
Alstom SA(a)	27,285	1,523,853
Amundi SA(a)(b)	8,311	631,925
Arkema SA	9,487	982,954
Atos SE(a)	14,216	1,217,074
AXA SA	272,798	5,440,050
BioMerieux	6,114	994,098
BNP Paribas SA(a)	160,162	6,461,093
Bollore SA	138,667	464,046
Bouygues SA(a)	32,215	1,142,827
Bureau Veritas SA(a)	40,023	876,736
Capgemini SE	22,136	2,866,252
Carrefour SA	81,705	1,304,318
Casino Guichard Perrachon SA(a)(c)	6,532	182,289
Cie. de Saint-Gobain(a)	69,509	2,561,999
Cie. Generale des Etablissements Michelin SCA	24,244	2,532,578
CNP Assurances(a)	27,280	328,715
Covivio	7,951	576,346
Credit Agricole SA(a)	154,802	1,487,492
Danone SA	86,714	5,797,572
Dassault Aviation SA(a)	393	327,629
Dassault Systemes SE	18,761	3,418,690
Edenred	35,303	1,758,750
Eiffage SA(a)	10,856	949,954
Electricite de France SA	85,027	859,655
Engie SA(a)	252,502	3,371,009
EssilorLuxottica SA(a)	40,445	5,366,101
Eurazeo SE(a)	6,301	329,927
Eurofins Scientific SE(a)(c)	1,896	1,237,147
Faurecia SE(a)	13,738	534,304
Gecina SA	7,904	1,023,440
Getlink SE(a)	70,055	1,054,554
Hermes International	4,542	3,685,522
ICADE	4,206	278,521
Iliad SA	2,678	526,945
Ingenico Group SA(a)	9,010	1,450,586
Ipsen SA	5,651	545,945
JCDecaux SA(a)	9,590	161,824
Kering SA	10,718	6,105,716
Klepierre SA(c)	28,164	485,904
La Francaise des Jeux SAEM(b)	13,998	510,483
Legrand SA	37,820	2,928,406
L’Oreal SA	35,445	11,861,580
LVMH Moet Hennessy Louis Vuitton SE	39,253	17,023,314

Security	Shares	Value

France (continued)
Natixis SA(a)	136,301	$331,217
Orange SA	282,988	3,316,885
Orpea(a)	5,434	695,261
Pernod Ricard SA	30,002	5,179,695
Peugeot SA(a)	80,303	1,295,231
Publicis Groupe SA	30,855	994,245
Remy Cointreau SA(c)	3,250	522,281
Renault SA(a)	25,146	596,338
Safran SA(a)	46,184	4,884,549
Sanofi	159,924	16,745,701
Sartorius Stedim Biotech	3,919	1,223,433
Schneider Electric SE	79,224	9,203,357
SCOR SE(a)	22,518	580,480
SEB SA	3,339	553,166
SES SA	51,283	363,610
Societe Generale SA(a)	111,520	1,712,231
Sodexo SA	12,485	860,417
STMicroelectronics NV	93,577	2,634,691
Suez SA	56,077	741,689
Teleperformance	8,292	2,424,848
Thales SA	14,550	1,055,722
TOTAL SE	345,887	12,802,056
Ubisoft Entertainment SA(a)	12,163	1,018,011
Unibail-Rodamco-Westfield(c)	19,898	1,047,528
Valeo SA	32,880	845,264
Veolia Environnement SA	74,090	1,691,777
Vinci SA	73,621	6,337,737
Vivendi SA	116,256	3,079,389
Wendel SE	4,124	386,473
Worldline SA(a)(b)	18,760	1,613,199

		206,212,741

Germany — 5.6%
adidas AG(a)	26,455	7,317,102
Allianz SE, Registered	58,366	12,162,315
Aroundtown SA(a)	173,125	1,045,711
BASF SE	126,758	7,016,413
Bayer AG, Registered	138,774	9,228,998
Bayerische Motoren Werke AG	46,938	3,036,079
Beiersdorf AG	14,109	1,687,576
Brenntag AG	24,264	1,495,436
Carl Zeiss Meditec AG, Bearer(a)	6,203	650,252
Commerzbank AG(a)	154,430	794,186
Continental AG	14,808	1,445,664
Covestro AG(b)	24,083	935,792
Daimler AG, Registered(c)	123,097	5,444,026
Delivery Hero SE(a)(b)	17,984	2,078,972
Deutsche Bank AG, Registered(a)	274,710	2,465,895
Deutsche Boerse AG	27,298	4,990,470
Deutsche Lufthansa AG, Registered(a)(c)	43,908	388,267
Deutsche Post AG, Registered(a)	139,036	5,632,689
Deutsche Telekom AG, Registered	471,002	7,889,336
Deutsche Wohnen SE	48,907	2,382,700
E.ON SE	308,595	3,625,781
Evonik Industries AG	27,117	733,346
Fraport AG Frankfurt Airport Services Worldwide(a)(c)	7,236	282,538
Fresenius Medical Care AG & Co. KGaA(a)	30,072	2,653,498
Fresenius SE & Co. KGaA(a)	56,659	2,832,059
GEA Group AG	22,434	812,559
Hannover Rueck SE	9,836	1,667,895
HeidelbergCement AG	21,116	1,178,568

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Henkel AG & Co. KGaA	14,608	$1,272,227
HOCHTIEF AG	3,221	262,809
Infineon Technologies AG	176,775	4,416,940
KION Group AG	9,744	751,253
Knorr-Bremse AG	6,513	765,464
LANXESS AG(a)	13,414	697,930
LEG Immobilien AG(a)	8,022	1,121,816
Merck KGaA	18,062	2,307,766
METRO AG	31,109	285,168
MTU Aero Engines AG(a)	7,925	1,376,177
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	20,443	5,434,281
Nemetschek SE	8,199	604,988
Puma SE(a)	13,182	1,026,295
RWE AG	82,236	3,109,865
SAP SE	147,317	23,304,790
Scout24 AG(b)	15,355	1,333,653
Siemens AG, Registered	108,416	13,886,831
Siemens Healthineers AG(b)	22,701	1,179,925
Symrise AG	17,802	2,232,444
TeamViewer AG(a)(b)	17,735	959,452
Telefonica Deutschland Holding AG	117,948	324,276
thyssenkrupp AG(a)	60,133	467,175
Uniper SE	29,756	1,033,075
United Internet AG, Registered(f)	15,480	704,197
Volkswagen AG(a)	4,124	647,129
Vonovia SE	72,770	4,748,268
Zalando SE(a)(b)	20,762	1,503,507

		167,631,824

Greece — 0.0%
Hellenic Telecommunications Organization SA	21,956	324,537
Jumbo SA	23,107	453,852
Motor Oil Hellas Corinth Refineries SA	3,851	52,096
OPAP SA	39,345	354,989

		1,185,474

Hong Kong — 2.1%
AIA Group Ltd.	1,703,200	15,394,333
ASM Pacific Technology Ltd.	44,800	503,481
Bank of East Asia Ltd. (The)(c)	192,000	437,006
BeiGene Ltd., ADR(a)(c)	5,863	1,225,367
BOC Hong Kong Holdings Ltd.	501,000	1,396,299
Budweiser Brewing Co. APAC Ltd.(b)	210,000	761,400
CK Asset Holdings Ltd.	366,060	2,033,352
CK Hutchison Holdings Ltd.	371,560	2,423,468
CK Infrastructure Holdings Ltd.	104,500	544,734
CLP Holdings Ltd.	231,500	2,192,472
Dairy Farm International Holdings Ltd.(c)	50,900	217,852
Galaxy Entertainment Group Ltd.	305,000	2,077,882
Hang Lung Properties Ltd.	218,000	535,000
Hang Seng Bank Ltd.(c)	112,400	1,767,898
Henderson Land Development Co. Ltd.	204,617	766,964
HK Electric Investments & HK Electric Investments Ltd.	472,000	488,431
HKT Trust & HKT Ltd.	533,000	785,381
Hong Kong & China Gas Co. Ltd.(c)	1,567,903	2,249,630
Hong Kong Exchanges & Clearing Ltd.	173,900	8,306,596
Hongkong Land Holdings Ltd.	153,400	581,386
Jardine Matheson Holdings Ltd.	30,100	1,231,692
Jardine Strategic Holdings Ltd.	33,800	682,760
Kerry Properties Ltd.	91,500	217,705

Security	Shares	Value

Hong Kong (continued)
Kingboard Laminates Holdings Ltd.	202,500	$227,578
Link REIT	290,700	2,256,149
Melco Resorts & Entertainment Ltd., ADR	33,614	553,286
MTR Corp. Ltd.	226,000	1,122,681
New World Development Co. Ltd.	197,750	964,485
Nine Dragons Paper Holdings Ltd.	299,000	312,881
NWS Holdings Ltd.	192,000	148,641
PCCW Ltd.	715,000	403,157
Power Assets Holdings Ltd.	202,000	1,124,655
Sands China Ltd.	356,000	1,378,029
Sino Land Co. Ltd.	300,000	363,475
SJM Holdings Ltd.	312,000	351,444
SSY Group Ltd.	260,000	164,047
Sun Hung Kai Properties Ltd.	172,500	2,112,236
Swire Pacific Ltd., Class A	76,500	378,542
Swire Properties Ltd.	158,400	365,843
Techtronic Industries Co. Ltd.	193,500	2,021,087
Vinda International Holdings Ltd.	43,000	161,731
WH Group Ltd.(b)	1,300,000	1,155,712
Wharf Holdings Ltd. (The)	243,000	412,619
Wharf Real Estate Investment Co. Ltd.	254,000	897,990
Wynn Macau Ltd.(c)	270,800	474,499

		64,171,856

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC(a)	71,124	419,245
OTP Bank Nyrt(a)	29,652	1,057,672
Richter Gedeon Nyrt	16,628	386,750

		1,863,667

India — 0.1%
Hindustan Unilever Ltd.	7,375	217,851
Housing Development Finance Corp. Ltd.	14,566	346,946
Infosys Ltd.	30,099	388,647
Reliance Industries Ltd.	25,214	696,673

		1,650,117

Indonesia — 0.4%
Adaro Energy Tbk PT	2,647,800	196,771
Astra International Tbk PT	2,612,400	921,497
Bank Central Asia Tbk PT	1,372,700	2,933,441
Bank Mandiri Persero Tbk PT	2,545,984	1,011,418
Bank Negara Indonesia Persero Tbk PT	1,226,600	386,463
Bank Rakyat Indonesia Persero Tbk PT	7,983,300	1,727,892
Barito Pacific Tbk PT(a)	4,351,000	283,113
Charoen Pokphand Indonesia Tbk PT	1,136,500	484,569
Gudang Garam Tbk PT	87,100	298,139
Hanjaya Mandala Sampoerna Tbk PT	1,483,000	173,186
Indah Kiat Pulp & Paper Corp. Tbk PT	480,100	256,492
Indocement Tunggal Prakarsa Tbk PT(a)	299,100	253,518
Indofood CBP Sukses Makmur Tbk PT	230,300	145,121
Indofood Sukses Makmur Tbk PT	421,700	186,299
Kalbe Farma Tbk PT	3,521,000	377,422
Perusahaan Gas Negara Tbk PT	1,892,100	163,939
Semen Indonesia Persero Tbk PT	529,400	334,501
Telekomunikasi Indonesia Persero Tbk PT	6,754,500	1,411,043
Unilever Indonesia Tbk PT	1,067,100	613,948
United Tractors Tbk PT	276,145	403,815
XL Axiata Tbk PT	593,700	101,661

		12,664,248

Ireland — 0.4%
CRH PLC	109,731	3,991,322

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
Flutter Entertainment PLC(a)	12,863	$1,952,267
Flutter Entertainment PLC(a)	8,639	1,300,547
Kerry Group PLC, Class A	20,811	2,756,209
Kingspan Group PLC	22,961	1,649,447
Smurfit Kappa Group PLC	30,394	1,022,878

		12,672,670

Israel — 0.4%
Azrieli Group Ltd.	4,074	195,183
Bank Hapoalim BM	167,893	999,290
Bank Leumi Le-Israel BM	233,812	1,171,036
Check Point Software Technologies Ltd.(a)(c)	16,449	2,061,882
CyberArk Software Ltd.(a)	5,834	687,478
Elbit Systems Ltd.	4,414	620,146
ICL Group Ltd.	109,413	343,780
Isracard Ltd.	1	1
Israel Discount Bank Ltd., Class A	122,547	372,080
Mizrahi Tefahot Bank Ltd.	16,116	332,623
Nice Ltd.(a)	9,281	1,888,253
Teva Pharmaceutical Industries Ltd., ADR(a)	157,053	1,812,392
Wix.com Ltd.(a)(c)	7,164	2,080,999

		12,565,143

Italy — 1.3%
Assicurazioni Generali SpA	150,088	2,246,885
Atlantia SpA(a)	69,339	1,102,811
CNH Industrial NV(a)	140,806	963,054
DiaSorin SpA	3,459	678,984
Enel SpA	1,139,889	10,418,064
Eni SpA	348,565	3,108,235
Ferrari NV	17,743	3,175,489
FinecoBank Banca Fineco SpA(a)	78,380	1,137,700
Infrastrutture Wireless Italiane SpA(b)	28,221	285,825
Intesa Sanpaolo SpA(a)	2,033,132	4,104,414
Leonardo SpA	65,436	418,615
Mediobanca Banca di Credito Finanziario SpA	108,326	868,231
Moncler SpA(a)	28,671	1,105,253
Nexi SpA(a)(b)	52,729	945,569
Pirelli & C SpA(a)(b)	76,232	303,155
Poste Italiane SpA(b)	59,202	542,689
Prysmian SpA	34,451	881,170
Recordati SpA	13,744	735,253
Snam SpA	299,386	1,593,108
Telecom Italia SpA/Milano	1,237,475	498,697
Tenaris SA	77,239	450,465
Terna Rete Elettrica Nazionale SpA	251,667	1,876,642
UniCredit SpA(a)	291,264	2,659,264

		40,099,572

Japan — 15.5%
ABC-Mart Inc.	5,200	274,435
Acom Co. Ltd.	67,700	237,555
Advantest Corp.	28,500	1,536,461
Aeon Co. Ltd.	92,800	2,185,491
Aeon Mall Co. Ltd.	16,100	191,409
AGC Inc.	27,900	780,556
Air Water Inc.	27,800	358,905
Aisin Seiki Co. Ltd.	24,900	711,227
Ajinomoto Co. Inc.	65,300	1,175,931
Alfresa Holdings Corp.	23,600	482,580
Amada Co. Ltd.	46,400	311,147
ANA Holdings Inc.(a)	16,400	337,059

Security	Shares	Value

Japan (continued)
Aozora Bank Ltd.	16,800	$268,056
Asahi Group Holdings Ltd.	55,400	1,804,574
Asahi Intecc Co. Ltd.	30,300	844,835
Asahi Kasei Corp.	180,700	1,285,050
Astellas Pharma Inc.	264,700	4,130,852
Bandai Namco Holdings Inc.	28,600	1,574,582
Bank of Kyoto Ltd. (The)	7,700	281,476
Benesse Holdings Inc.	7,000	181,935
Bridgestone Corp.	78,700	2,303,015
Brother Industries Ltd.	33,800	522,361
Calbee Inc.	7,800	247,508
Canon Inc.	141,800	2,247,771
Casio Computer Co. Ltd.	29,900	472,835
Central Japan Railway Co.	20,600	2,475,390
Chiba Bank Ltd. (The)	71,000	323,674
Chubu Electric Power Co. Inc.	90,100	1,069,048
Chugai Pharmaceutical Co. Ltd.	96,000	4,300,161
Chugoku Electric Power Co. Inc. (The)	38,500	469,006
Coca-Cola Bottlers Japan Holdings Inc.	18,200	271,115
Concordia Financial Group Ltd.	164,800	484,752
CyberAgent Inc.	15,400	866,641
Dai Nippon Printing Co. Ltd.	35,000	759,387
Daicel Corp.	34,500	229,065
Daifuku Co. Ltd.	14,500	1,302,847
Dai-ichi Life Holdings Inc.	152,300	1,771,768
Daiichi Sankyo Co. Ltd.	81,200	7,110,088
Daikin Industries Ltd.	35,900	6,264,589
Daito Trust Construction Co. Ltd.	8,200	641,544
Daiwa House Industry Co. Ltd.	76,700	1,691,709
Daiwa House REIT Investment Corp.	310	805,419
Daiwa Securities Group Inc.	208,200	913,693
Denso Corp.	62,000	2,268,193
Dentsu Group Inc.	31,800	706,199
Disco Corp.	3,700	880,819
East Japan Railway Co.	42,300	2,428,859
Eisai Co. Ltd.	36,800	2,953,954
Electric Power Development Co. Ltd.	19,600	266,017
ENEOS Holdings Inc.	421,200	1,462,826
FamilyMart Co. Ltd.	36,200	807,336
FANUC Corp.	27,400	4,588,263
Fast Retailing Co. Ltd.	8,300	4,400,028
Fuji Electric Co. Ltd.	20,500	556,465
FUJIFILM Holdings Corp.	50,800	2,266,373
Fujitsu Ltd.	28,100	3,752,691
Fukuoka Financial Group Inc.	25,900	375,039
GLP J-REIT	501	832,552
GMO Payment Gateway Inc.	5,900	613,828
Hakuhodo DY Holdings Inc.	34,200	373,926
Hamamatsu Photonics KK	18,900	815,133
Hankyu Hanshin Holdings Inc.	32,700	932,474
Hikari Tsushin Inc.	3,000	646,931
Hino Motors Ltd.	43,200	248,013
Hirose Electric Co. Ltd.	4,600	481,623
Hisamitsu Pharmaceutical Co. Inc.	7,400	322,302
Hitachi Construction Machinery Co. Ltd.	17,000	485,576
Hitachi Ltd.	135,400	4,005,781
Hitachi Metals Ltd.	36,800	477,533
Honda Motor Co. Ltd.	229,300	5,473,879
Hoshizaki Corp.	7,200	547,508
Hoya Corp.	54,300	5,351,423

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hulic Co. Ltd.	44,600	$382,177
Idemitsu Kosan Co. Ltd.	28,272	582,928
Iida Group Holdings Co. Ltd.	21,200	326,432
Inpex Corp.	150,800	854,481
Isetan Mitsukoshi Holdings Ltd.	49,100	222,907
Isuzu Motors Ltd.	78,800	640,581
Ito En Ltd.	5,600	329,443
ITOCHU Corp.	191,500	4,165,800
Itochu Techno-Solutions Corp.	11,300	456,895
Japan Airlines Co. Ltd.	15,700	254,143
Japan Airport Terminal Co. Ltd.	8,400	288,792
Japan Exchange Group Inc.	74,100	1,752,104
Japan Post Bank Co. Ltd.	54,500	405,155
Japan Post Holdings Co. Ltd.	206,800	1,402,985
Japan Post Insurance Co. Ltd.	27,900	368,376
Japan Prime Realty Investment Corp.	135	355,344
Japan Real Estate Investment Corp.	198	1,011,255
Japan Retail Fund Investment Corp.	387	464,488
Japan Tobacco Inc.	162,400	2,783,210
JFE Holdings Inc.	61,100	395,275
JGC Holdings Corp.	35,300	355,237
JSR Corp.	31,700	680,892
JTEKT Corp.	33,700	223,115
Kajima Corp.	62,500	683,344
Kakaku.com Inc.	19,400	466,606
Kamigumi Co. Ltd.	9,000	163,265
Kansai Electric Power Co. Inc. (The)	98,900	936,805
Kansai Paint Co. Ltd.	25,300	485,756
Kao Corp.	67,500	4,874,965
Kawasaki Heavy Industries Ltd.	22,400	303,808
KDDI Corp.	233,100	7,185,027
Keihan Holdings Co. Ltd.	15,600	631,495
Keikyu Corp.	32,000	416,154
Keio Corp.	15,100	748,359
Keisei Electric Railway Co. Ltd.	18,500	449,158
Keyence Corp.	25,800	10,790,466
Kikkoman Corp.	20,800	966,916
Kintetsu Group Holdings Co. Ltd.	25,000	969,451
Kirin Holdings Co. Ltd.	115,900	2,229,647
Kobayashi Pharmaceutical Co. Ltd.	6,500	575,428
Kobe Bussan Co. Ltd.	8,900	547,990
Koito Manufacturing Co. Ltd.	15,700	612,527
Komatsu Ltd.	126,000	2,462,083
Konami Holdings Corp.	15,200	462,196
Kose Corp.	4,800	481,226
Kubota Corp.	147,900	2,103,165
Kuraray Co. Ltd.	48,600	474,371
Kurita Water Industries Ltd.	12,700	339,812
Kyocera Corp.	47,200	2,608,879
Kyowa Kirin Co. Ltd.	36,900	907,406
Kyushu Electric Power Co. Inc.	55,700	465,703
Kyushu Railway Co.	19,300	379,319
Lasertec Corp.	11,600	1,009,363
Lawson Inc.	7,000	347,583
LINE Corp.(a)	9,900	523,418
Lion Corp.	25,900	668,506
LIXIL Group Corp.	41,800	555,857
M3 Inc.	63,700	3,241,332
Makita Corp.	33,700	1,286,101
Marubeni Corp.	215,200	987,156

Security	Shares	Value

Japan (continued)
Marui Group Co. Ltd.	29,300	$422,055
Maruichi Steel Tube Ltd.	10,100	238,147
Mazda Motor Corp.	85,900	480,156
McDonald’s Holdings Co. Japan Ltd.	6,700	319,380
Mebuki Financial Group Inc.	133,200	294,796
Medipal Holdings Corp.	26,200	481,725
MEIJI Holdings Co. Ltd.	15,990	1,249,195
Mercari Inc.(a)	12,400	518,377
MINEBEA MITSUMI Inc.	51,900	845,283
MISUMI Group Inc.	41,800	985,995
Mitsubishi Chemical Holdings Corp.	166,400	890,467
Mitsubishi Corp.	191,300	3,834,866
Mitsubishi Electric Corp.	262,400	3,401,298
Mitsubishi Estate Co. Ltd.	168,400	2,419,366
Mitsubishi Gas Chemical Co. Inc.	22,600	356,325
Mitsubishi Heavy Industries Ltd.	40,500	937,135
Mitsubishi Materials Corp.	11,800	239,616
Mitsubishi Motors Corp.	99,900	194,641
Mitsubishi UFJ Financial Group Inc.	1,717,700	6,387,966
Mitsubishi UFJ Lease & Finance Co. Ltd.	39,900	167,932
Mitsui & Co. Ltd.	233,700	3,479,086
Mitsui Chemicals Inc.	26,400	500,883
Mitsui Fudosan Co. Ltd.	133,100	2,074,613
Miura Co. Ltd.	11,500	431,264
Mizuho Financial Group Inc.	3,291,100	3,971,856
MonotaRO Co. Ltd.	16,100	685,997
MS&AD Insurance Group Holdings Inc.	64,700	1,613,063
Murata Manufacturing Co. Ltd.	81,400	5,088,174
Nabtesco Corp.	14,000	419,748
Nagoya Railroad Co. Ltd.	28,700	723,675
NEC Corp.	35,400	1,972,061
Nexon Co. Ltd.	70,700	1,825,508
NGK Insulators Ltd.	34,700	428,950
NGK Spark Plug Co. Ltd.	23,800	317,168
NH Foods Ltd.	12,900	564,291
Nidec Corp.	63,600	5,037,832
Nihon M&A Center Inc.	19,800	958,820
Nikon Corp.	38,700	268,664
Nintendo Co. Ltd.	15,800	6,939,866
Nippon Building Fund Inc.	189	1,058,243
Nippon Express Co. Ltd.	10,800	511,756
Nippon Paint Holdings Co. Ltd.	20,900	1,419,294
Nippon Prologis REIT Inc.	300	1,034,238
Nippon Shinyaku Co. Ltd.	6,900	530,568
Nippon Steel Corp.	115,486	936,624
Nippon Telegraph & Telephone Corp.	180,700	4,176,113
Nippon Yusen KK	22,300	286,844
Nissan Chemical Corp.	17,700	925,764
Nissan Motor Co. Ltd.	295,900	1,010,308
Nisshin Seifun Group Inc.	29,525	450,987
Nissin Foods Holdings Co. Ltd.	7,100	636,603
Nitori Holdings Co. Ltd.	11,900	2,607,803
Nitto Denko Corp.	22,700	1,277,452
Nomura Holdings Inc.	454,500	2,105,066
Nomura Real Estate Holdings Inc.	18,500	306,554
Nomura Real Estate Master Fund Inc.	632	781,856
Nomura Research Institute Ltd.	47,500	1,247,139
NSK Ltd.	46,100	305,211
NTT Data Corp.	92,200	1,038,591
NTT Docomo Inc.	165,500	4,551,133

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Obayashi Corp.	96,300	$854,340
Obic Co. Ltd.	10,000	1,788,518
Odakyu Electric Railway Co. Ltd.	43,500	903,490
Oji Holdings Corp.	126,700	527,268
Olympus Corp.	166,500	2,966,072
Omron Corp.	26,500	1,887,307
Ono Pharmaceutical Co. Ltd.	55,300	1,550,000
Oracle Corp. Japan	4,600	551,669
Oriental Land Co. Ltd.	28,600	3,427,239
ORIX Corp.	184,400	1,981,258
Orix JREIT Inc.	384	493,574
Osaka Gas Co. Ltd.	53,800	989,191
Otsuka Corp.	15,700	810,763
Otsuka Holdings Co. Ltd.	55,800	2,306,309
Pan Pacific International Holdings Corp.	58,900	1,338,662
Panasonic Corp.	313,500	2,668,590
Park24 Co. Ltd.	17,100	229,660
PeptiDream Inc.(a)	12,800	513,913
Persol Holdings Co. Ltd.	27,800	351,806
Pigeon Corp.	17,300	670,042
Pola Orbis Holdings Inc.	12,100	199,473
Rakuten Inc.	122,500	1,118,060
Recruit Holdings Co. Ltd.	180,500	5,579,060
Renesas Electronics Corp.(a)	113,400	619,930
Resona Holdings Inc.	298,600	970,951
Ricoh Co. Ltd.	96,200	614,159
Rinnai Corp.	5,600	457,618
Rohm Co. Ltd.	12,600	794,874
Ryohin Keikaku Co. Ltd.	35,500	425,409
Santen Pharmaceutical Co. Ltd.	51,300	863,653
SBI Holdings Inc.	33,800	705,539
SCSK Corp.	6,200	313,137
Secom Co. Ltd.	29,600	2,542,302
Sega Sammy Holdings Inc.	28,200	317,127
Seibu Holdings Inc.	29,100	259,266
Seiko Epson Corp.	41,900	440,281
Sekisui Chemical Co. Ltd.	53,200	720,537
Sekisui House Ltd.	88,500	1,605,438
Seven & i Holdings Co. Ltd.	105,000	3,183,865
Seven Bank Ltd.	98,300	238,940
SG Holdings Co. Ltd.	20,200	739,374
Sharp Corp.	30,500	297,125
Shimadzu Corp.	33,100	833,057
Shimamura Co. Ltd.	2,100	145,588
Shimano Inc.	10,600	2,305,873
Shimizu Corp.	81,900	585,609
Shin-Etsu Chemical Co. Ltd.	50,300	5,839,710
Shinsei Bank Ltd.	23,000	258,432
Shionogi & Co. Ltd.	38,500	2,279,121
Shiseido Co. Ltd.	56,500	3,126,123
Shizuoka Bank Ltd. (The)	63,800	412,742
Showa Denko KK	20,800	428,079
SMC Corp.	8,200	4,271,011
Softbank Corp.	256,300	3,428,888
SoftBank Group Corp.	221,500	13,816,254
Sohgo Security Services Co. Ltd.	8,400	394,458
Sompo Holdings Inc.	47,800	1,561,988
Sony Corp.	179,100	13,680,238
Square Enix Holdings Co. Ltd.	14,600	778,814
Stanley Electric Co. Ltd.	18,700	444,994

Security	Shares	Value

Japan (continued)
Subaru Corp.	87,600	$1,652,494
SUMCO Corp.	38,600	589,606
Sumitomo Chemical Co. Ltd.	193,600	554,817
Sumitomo Corp.	166,600	1,843,583
Sumitomo Dainippon Pharma Co. Ltd.	27,300	339,798
Sumitomo Electric Industries Ltd.	109,800	1,210,884
Sumitomo Heavy Industries Ltd.	18,600	360,460
Sumitomo Metal Mining Co. Ltd.	33,800	1,001,884
Sumitomo Mitsui Financial Group Inc.	184,000	4,872,789
Sumitomo Mitsui Trust Holdings Inc.	48,000	1,230,304
Sumitomo Realty & Development Co. Ltd.	41,400	1,053,110
Sumitomo Rubber Industries Ltd.	30,100	249,386
Sundrug Co. Ltd.	9,900	338,021
Suntory Beverage & Food Ltd.	19,900	748,156
Suzuken Co. Ltd.	10,300	364,830
Suzuki Motor Corp.	52,500	1,724,014
Sysmex Corp.	23,900	1,837,992
T&D Holdings Inc.	82,300	671,757
Taiheiyo Cement Corp.	14,100	304,724
Taisei Corp.	28,600	979,211
Taisho Pharmaceutical Holdings Co. Ltd.	4,900	276,676
Taiyo Nippon Sanso Corp.	24,000	376,582
Takeda Pharmaceutical Co. Ltd.	221,513	7,869,127
TDK Corp.	18,500	2,043,696
Teijin Ltd.	19,100	274,406
Terumo Corp.	91,000	3,421,214
THK Co. Ltd.	13,900	323,014
TIS Inc.	26,900	578,046
Tobu Railway Co. Ltd.	28,500	794,108
Toho Co. Ltd.	14,700	435,870
Toho Gas Co. Ltd.	10,000	433,179
Tohoku Electric Power Co. Inc.	60,300	568,610
Tokio Marine Holdings Inc.	91,400	3,834,772
Tokyo Century Corp.	6,500	360,872
Tokyo Electric Power Co. Holdings Inc.(a)	213,500	565,402
Tokyo Electron Ltd.	21,200	5,774,709
Tokyo Gas Co. Ltd.	53,100	1,120,208
Tokyu Corp.	67,700	750,444
Tokyu Fudosan Holdings Corp.	85,600	326,273
Toppan Printing Co. Ltd.	34,400	515,040
Toray Industries Inc.	196,800	845,237
Toshiba Corp.	56,300	1,703,963
Tosoh Corp.	33,800	451,391
TOTO Ltd.	18,600	694,883
Toyo Suisan Kaisha Ltd.	8,700	526,624
Toyoda Gosei Co. Ltd.	10,800	208,788
Toyota Industries Corp.	22,100	1,116,183
Toyota Motor Corp.	295,400	17,369,732
Toyota Tsusho Corp.	31,500	791,894
Trend Micro Inc.	20,100	1,169,157
Tsuruha Holdings Inc.	5,400	745,162
Unicharm Corp.	58,400	2,628,083
United Urban Investment Corp.	448	436,009
USS Co. Ltd.	29,700	441,301
Welcia Holdings Co. Ltd.	6,800	623,853
West Japan Railway Co.	22,500	963,587
Yakult Honsha Co. Ltd.	16,800	954,961
Yamada Denki Co. Ltd.	92,700	400,680
Yamaha Corp.	19,200	880,734
Yamaha Motor Co. Ltd.	40,000	580,725

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yamato Holdings Co. Ltd.	45,300	$1,154,672
Yamazaki Baking Co. Ltd.	17,300	289,288
Yaskawa Electric Corp.	34,000	1,120,685
Yokogawa Electric Corp.	34,000	515,483
Yokohama Rubber Co. Ltd. (The)	18,900	239,892
Z Holdings Corp.	362,400	1,909,172
ZOZO Inc.	15,600	421,981

		463,187,047

Malaysia — 0.5%
Axiata Group Bhd	434,800	328,151
Carlsberg Brewery Malaysia Bhd	31,000	184,245
CIMB Group Holdings Bhd	656,400	555,773
Dialog Group Bhd	629,800	562,958
DiGi.Com Bhd	590,600	591,993
Gamuda Bhd	325,000	272,877
Genting Bhd	347,400	313,807
Genting Malaysia Bhd	413,900	222,569
Hartalega Holdings Bhd	258,100	1,234,497
Hong Leong Bank Bhd	124,200	439,387
Hong Leong Financial Group Bhd	100,200	317,615
IHH Healthcare Bhd	422,700	538,344
IJM Corp. Bhd	104,400	39,396
IOI Corp. Bhd	508,100	548,844
Kuala Lumpur Kepong Bhd	67,700	373,627
Malayan Banking Bhd	298,600	540,156
Malaysia Airports Holdings Bhd	187,200	233,117
Maxis Bhd	499,800	624,750
MISC Bhd	120,400	224,046
Petronas Chemicals Group Bhd	391,000	569,901
Petronas Dagangan Bhd	57,800	293,090
Petronas Gas Bhd	144,000	570,566
PPB Group Bhd	164,800	765,698
Press Metal Aluminium Holdings Bhd	200,800	229,215
Public Bank Bhd	407,840	1,635,208
RHB Bank Bhd	292,595	346,421
Sime Darby Bhd	449,100	230,905
Sime Darby Plantation Bhd	444,900	546,681
Telekom Malaysia Bhd(c)	131,500	124,057
Tenaga Nasional Bhd	307,000	828,321
Top Glove Corp. Bhd	227,600	1,389,219
YTL Corp. Bhd	641,254	117,967

		15,793,401

Mexico — 0.5%
Alfa SAB de CV, Class A	537,600	291,668
America Movil SAB de CV, Series L, NVS	4,668,200	2,942,868
Arca Continental SAB de CV	13,400	66,275
Cemex SAB de CV, CPO, NVS	2,204,408	677,454
Coca-Cola Femsa SAB de CV	40,100	166,096
Fibra Uno Administracion SA de CV	513,600	415,425
Fomento Economico Mexicano SAB de CV	283,100	1,742,075
Gruma SAB de CV, Series B, Class B	22,860	269,011
Grupo Aeroportuario del Pacifico SAB de CV, Series B, Class B	52,600	350,153
Grupo Aeroportuario del Sureste SAB de CV, Class B	36,475	363,567
Grupo Bimbo SAB de CV, Series A, Class A	279,200	504,377
Grupo Carso SAB de CV, Series A1	47,700	94,446
Grupo Financiero Banorte SAB de CV, Class O	369,200	1,329,266
Grupo Financiero Inbursa SAB de CV, Class O(a)	547,700	394,634
Grupo Mexico SAB de CV, Series B, Class B	473,429	1,199,146

Security	Shares	Value

Mexico (continued)
Grupo Televisa SAB, CPO(a)	358,700	$402,471
Industrias Penoles SAB de CV	25,780	385,782
Infraestructura Energetica Nova SAB de CV	61,400	183,104
Kimberly-Clark de Mexico SAB de CV, Class A	314,500	516,136
Megacable Holdings SAB de CV, CPO	24,500	72,975
Orbia Advance Corp. SAB de CV	147,900	234,859
Promotora y Operadora de Infraestructura SAB de CV(a)	17,130	126,113
Wal-Mart de Mexico SAB de CV	737,000	1,734,567

		14,462,468

Netherlands — 2.9%
ABN AMRO Bank NV, CVA(b)	52,018	432,055
Adyen NV(a)(b)	2,544	4,262,733
Aegon NV	205,733	609,658
AerCap Holdings NV(a)	20,988	565,207
Akzo Nobel NV	29,132	2,746,930
Altice Europe NV(a)	88,137	417,930
ArcelorMittal SA(a)(c)	101,717	1,123,418
ASML Holding NV	60,617	21,482,376
Davide Campari-Milano NV	98,368	990,233
EXOR NV	15,209	856,968
Heineken Holding NV	16,167	1,402,267
Heineken NV	36,525	3,552,012
ING Groep NV	540,945	3,771,479
Just Eat Takeaway.com NV(a)(b)	17,356	1,883,234
Koninklijke Ahold Delhaize NV	156,733	4,535,191
Koninklijke DSM NV	25,720	3,941,641
Koninklijke KPN NV	504,261	1,308,257
Koninklijke Philips NV(a)	130,140	6,754,256
Koninklijke Vopak NV	10,166	557,187
NN Group NV	40,085	1,469,416
Prosus NV(a)	68,715	6,671,075
QIAGEN NV(a)	32,329	1,612,119
Randstad NV	16,887	811,935
Unilever NV	208,245	12,332,185
Wolters Kluwer NV	41,424	3,275,062

		87,364,824

New Zealand — 0.2%
a2 Milk Co. Ltd.(a)	106,152	1,473,663
Auckland International Airport Ltd.	165,756	704,469
Fisher & Paykel Healthcare Corp. Ltd.	85,289	2,045,350
Mercury NZ Ltd.	25,513	79,369
Meridian Energy Ltd.	126,504	409,555
Ryman Healthcare Ltd.	80,915	716,890
Spark New Zealand Ltd.	298,481	980,248

		6,409,544

Norway — 0.4%
DNB ASA(a)	132,884	2,027,909
Equinor ASA	138,270	2,045,376
Gjensidige Forsikring ASA(a)	38,194	784,170
Mowi ASA	71,285	1,286,119
Norsk Hydro ASA(a)	199,057	556,904
Orkla ASA	119,073	1,173,831
Schibsted ASA, Class B(a)	16,043	528,708
Telenor ASA	84,888	1,316,959
Yara International ASA	26,698	1,118,341

		10,838,317

Pakistan — 0.0%
MCB Bank Ltd.	39,500	41,985

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Peru — 0.1%
Cia. de Minas Buenaventura SAA, ADR	32,820	$389,245
Credicorp Ltd.	9,740	1,238,636
Southern Copper Corp.	12,498	546,288

		2,174,169

Philippines — 0.2%
Aboitiz Equity Ventures Inc.	288,830	282,400
Ayala Corp.	32,410	479,120
Ayala Land Inc.	1,174,920	796,126
Bank of the Philippine Islands	221,516	307,411
BDO Unibank Inc.	272,320	487,631
Globe Telecom Inc.	2,525	106,048
GT Capital Holdings Inc.	8,850	79,056
International Container Terminal Services Inc.	163,910	321,856
JG Summit Holdings Inc.	522,610	664,109
Jollibee Foods Corp.	85,540	234,981
Megaworld Corp.	423,000	25,822
Metro Pacific Investments Corp.	1,327,000	84,247
Metropolitan Bank & Trust Co.	468,668	326,630
PLDT Inc.	13,170	359,104
SM Investments Corp.	36,055	652,958
SM Prime Holdings Inc.	1,488,500	908,656
Universal Robina Corp.	103,240	257,134

		6,373,289

Poland — 0.2%
Bank Polska Kasa Opieki SA(a)	22,983	311,519
CD Projekt SA(a)	10,301	1,109,697
Cyfrowy Polsat SA	64,187	478,868
Dino Polska SA(a)(b)	6,392	355,944
Grupa Lotos SA	10,932	142,229
KGHM Polska Miedz SA(a)	23,284	786,501
LPP SA(a)	153	282,904
mBank SA(a)	3,409	171,197
Orange Polska SA(a)	59,955	113,029
PGE Polska Grupa Energetyczna SA(a)	103,376	183,446
Polski Koncern Naftowy ORLEN SA	38,760	553,410
Polskie Gornictwo Naftowe i Gazownictwo SA	262,225	359,645
Powszechna Kasa Oszczednosci Bank Polski SA(a)	110,499	644,046
Powszechny Zaklad Ubezpieczen SA	71,503	517,736
Santander Bank Polska SA(a)	6,611	266,449

		6,276,620

Portugal — 0.1%
Banco Espirito Santo SA, Registered(a)(d)	4	0	(e)
EDP — Energias de Portugal SA	348,465	1,765,676
Galp Energia SGPS SA	69,034	726,531
Jeronimo Martins SGPS SA	35,275	596,283

		3,088,490

Qatar — 0.2%
Barwa Real Estate Co.	259,226	223,953
Commercial Bank PSQC (The)	352,529	397,419
Industries Qatar QSC	182,505	389,570
Masraf Al Rayan QSC	888,166	954,715
Mesaieed Petrochemical Holding Co.	531,911	302,725
Ooredoo QPSC	177,614	324,830
Qatar Electricity & Water Co. QSC	92,918	428,638
Qatar Fuel QSC	91,366	401,527
Qatar International Islamic Bank QSC	79,686	178,578
Qatar Islamic Bank SAQ	136,779	601,103
Qatar National Bank QPSC	558,743	2,745,291

		6,948,349

Security	Shares	Value

Russia — 0.9%
Alrosa PJSC	390,270	$359,230
Gazprom PJSC	157,990	387,500
Gazprom PJSC, ADR	742,588	3,600,067
Inter RAO UES PJSC	5,597,000	435,429
LUKOIL PJSC	60,207	4,123,728
Magnit PJSC, GDR(f)	54,129	802,733
Magnitogorsk Iron & Steel Works PJSC	199,200	107,260
MMC Norilsk Nickel PJSC	8,876	2,349,950
Mobile TeleSystems PJSC, ADR	74,416	659,326
Moscow Exchange MICEX-RTS PJSC	160,700	288,042
Novatek PJSC, GDR(f)	13,149	1,927,644
Novolipetsk Steel PJSC	148,270	290,616
PhosAgro PJSC, GDR(f)	16,815	198,753
Polymetal International PLC	33,193	830,401
Polyus PJSC	4,936	1,127,872
Rosneft Oil Co. PJSC, GDR	170,160	806,218
Sberbank of Russia PJSC	1,550,750	4,620,749
Severstal PAO	27,214	333,334
Surgutneftegas PJSC	1,219,450	610,444
Tatneft PJSC, ADR(a)	30,515	1,361,579
VTB Bank PJSC, GDR(f)	241,092	238,681
X5 Retail Group NV, GDR	15,396	576,734

		26,036,290

Saudi Arabia — 0.7%
Abdullah Al Othaim Markets Co.	6,784	214,171
Advanced Petrochemical Co.	19,469	267,346
Al Rajhi Bank	177,153	2,782,186
Alinma Bank(a)	242,363	947,377
Almarai Co. JSC	19,853	283,735
Arab National Bank	83,867	433,826
Bank AlBilad	63,808	400,161
Bank Al-Jazira	66,982	213,962
Banque Saudi Fransi	91,806	738,042
Bupa Arabia for Cooperative Insurance Co.	6,969	221,869
Co for Cooperative Insurance (The)(a)	8,273	179,781
Dar Al Arkan Real Estate Development Co.(a)	55,226	106,906
Emaar Economic City(a)	38,891	73,626
Etihad Etisalat Co.(a)	51,394	374,794
Jarir Marketing Co.	17,755	715,805
National Commercial Bank	183,512	1,776,207
National Industrialization Co.(a)	45,501	125,205
Rabigh Refining & Petrochemical Co.(a)	36,213	123,208
Riyad Bank	177,748	802,861
Sahara International Petrochemical Co.	66,713	258,997
Samba Financial Group	132,380	910,677
Saudi Airlines Catering Co.	5,644	123,854
Saudi Arabian Fertilizer Co.	33,546	697,682
Saudi Arabian Mining Co.(a)	66,937	645,204
Saudi Arabian Oil Co.(b)	152,530	1,342,121
Saudi Basic Industries Corp.	112,992	2,678,378
Saudi British Bank (The)	95,550	617,569
Saudi Cement Co.	14,300	213,524
Saudi Electricity Co.	146,616	612,985
Saudi Industrial Investment Group	35,736	174,182
Saudi Kayan Petrochemical Co.(a)	83,137	180,222
Saudi Telecom Co.	74,161	1,922,048
Savola Group (The)	35,892	445,013
Yanbu National Petrochemical Co.	31,326	432,670

		22,036,194

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore — 0.7%
Ascendas REIT	435,866	$1,125,184
BOC Aviation Ltd.(b)	32,300	186,710
CapitaLand Commercial Trust	396,505	465,524
CapitaLand Ltd.	334,300	672,842
CapitaLand Mall Trust	425,200	586,034
City Developments Ltd.	49,100	292,888
DBS Group Holdings Ltd.	235,900	3,400,965
Genting Singapore Ltd.	845,400	453,124
Jardine Cycle & Carriage Ltd.	19,000	277,109
Keppel Corp. Ltd.	227,500	895,865
Mapletree Commercial Trust	271,300	364,028
Oversea-Chinese Banking Corp. Ltd.	458,575	2,862,541
Singapore Airlines Ltd.	198,350	494,682
Singapore Exchange Ltd.	121,400	723,283
Singapore Technologies Engineering Ltd.	164,000	391,074
Singapore Telecommunications Ltd.	1,098,200	1,986,098
Suntec REIT	282,200	275,759
United Overseas Bank Ltd.	179,900	2,543,762
UOL Group Ltd.	65,500	316,204
Venture Corp. Ltd.	49,700	648,749
Wilmar International Ltd.	292,500	985,452
Yangzijiang Shipbuilding Holdings Ltd.	324,300	216,389

		20,164,266

South Africa — 1.1%
Absa Group Ltd.	78,037	363,313
Anglo American Platinum Ltd.	9,311	713,068
AngloGold Ashanti Ltd.	59,513	1,938,701
Aspen Pharmacare Holdings Ltd.(a)	57,648	448,354
Bid Corp. Ltd.	51,696	852,151
Bidvest Group Ltd. (The)	48,130	372,858
Capitec Bank Holdings Ltd.	6,082	315,773
Clicks Group Ltd.	42,818	573,974
Discovery Ltd.(c)	46,952	305,583
Exxaro Resources Ltd.	45,254	357,036
FirstRand Ltd.	693,743	1,581,508
Gold Fields Ltd.	122,182	1,596,734
Growthpoint Properties Ltd.	605,836	472,822
Impala Platinum Holdings Ltd.	114,524	1,014,718
Kumba Iron Ore Ltd.	8,399	271,274
Life Healthcare Group Holdings Ltd.	89,268	91,057
Momentum Metropolitan Holdings	284,370	276,208
Mr. Price Group Ltd.	43,598	324,359
MTN Group Ltd.	228,900	794,958
MultiChoice Group Ltd.(a)	70,600	437,603
Naspers Ltd., Class N	62,341	11,522,363
Nedbank Group Ltd.	42,905	264,504
NEPI Rockcastle PLC	61,971	323,852
Northam Platinum Ltd.(a)	54,683	430,399
Old Mutual Ltd.	658,529	443,563
Pepkor Holdings Ltd.(b)	30,182	17,830
Pick n Pay Stores Ltd.	40,355	106,737
PSG Group Ltd.	35,263	319,502
Rand Merchant Investment Holdings Ltd.	228,111	426,115
Reinet Investments SCA	22,054	419,497
Remgro Ltd.	68,748	373,156
Sanlam Ltd.	196,771	702,673
Sasol Ltd.(a)	79,722	637,823
Shoprite Holdings Ltd.	64,397	395,449
Sibanye Stillwater Ltd.(a)	305,050	863,446
SPAR Group Ltd. (The)	18,447	178,742

Security	Shares	Value

South Africa (continued)
Standard Bank Group Ltd.	150,997	$963,064
Tiger Brands Ltd.	25,044	259,327
Vodacom Group Ltd.	72,143	544,099
Woolworths Holdings Ltd.	162,181	302,195

		32,596,388

South Korea — 3.2%
Amorepacific Corp.	4,984	694,430
AMOREPACIFIC Group	5,491	245,652
BGF retail Co. Ltd.	1,783	186,322
BNK Financial Group Inc.	37,799	163,074
Celltrion Healthcare Co. Ltd.(a)	9,268	735,123
Celltrion Inc.(a)	13,322	3,315,405
Celltrion Pharm Inc.(a)	2,185	215,859
Cheil Worldwide Inc.	4,700	75,743
CJ CheilJedang Corp.	1,589	514,818
CJ Corp.	3,258	225,331
CJ ENM Co. Ltd.	2,275	219,786
CJ Logistics Corp.(a)	888	114,037
Coway Co. Ltd.	7,860	506,011
Daelim Industrial Co. Ltd.	4,297	301,879
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	5,231	103,838
DB Insurance Co. Ltd.	8,477	335,124
Doosan Bobcat Inc.	5,392	121,969
Douzone Bizon Co. Ltd.	2,781	243,927
E-MART Inc.	3,347	320,260
Fila Holdings Corp.	7,511	210,565
GS Engineering & Construction Corp.	3,322	75,145
GS Holdings Corp.	7,029	206,492
GS Retail Co. Ltd.	3,731	107,571
Hana Financial Group Inc.	37,168	920,309
Hankook Tire & Technology Co. Ltd.	12,497	273,247
Hanmi Pharm Co. Ltd.	1,179	260,758
Hanon Systems	14,325	119,756
Hanwha Corp.	5,696	121,436
Hanwha Solutions Corp.	13,624	291,600
Helixmith Co. Ltd.(a)	3,962	179,910
HLB Inc.(a)	6,620	464,522
Hotel Shilla Co. Ltd.	5,086	300,106
Hyundai Department Store Co. Ltd.	1,991	99,767
Hyundai Engineering & Construction Co. Ltd.	11,237	323,509
Hyundai Glovis Co. Ltd.	3,430	321,005
Hyundai Heavy Industries Holdings Co. Ltd.	1,669	331,306
Hyundai Marine & Fire Insurance Co. Ltd.	9,452	184,851
Hyundai Mobis Co. Ltd.	9,391	1,619,817
Hyundai Motor Co.	20,427	2,168,890
Hyundai Steel Co.	13,115	273,000
Industrial Bank of Korea	39,968	272,067
Kakao Corp.	7,943	2,290,096
Kangwon Land Inc.	16,109	308,956
KB Financial Group Inc.	55,156	1,631,903
Kia Motors Corp.	33,309	1,129,498
KMW Co. Ltd.(a)	4,595	273,833
Korea Aerospace Industries Ltd.	12,550	252,285
Korea Electric Power Corp.(a)	31,652	507,431
Korea Gas Corp.	4,998	106,345
Korea Investment Holdings Co. Ltd.	5,787	236,551
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	5,849	437,914
Korea Zinc Co. Ltd.	1,492	518,456
Korean Air Lines Co. Ltd.(a)	11,123	162,448
KT & G Corp.	13,644	926,473

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Kumho Petrochemical Co. Ltd.	1,391	$98,773
LG Chem Ltd.	6,509	3,103,166
LG Corp.	14,896	925,217
LG Display Co. Ltd.(a)	35,597	376,467
LG Electronics Inc.	12,487	741,003
LG Household & Health Care Ltd.	1,351	1,554,659
LG Innotek Co. Ltd.	2,065	279,054
LG Uplus Corp.	17,309	166,349
Lotte Chemical Corp.	2,237	316,379
Lotte Corp.	4,819	125,389
Lotte Shopping Co. Ltd.	2,042	133,517
Meritz Securities Co. Ltd.	42,016	108,620
Mirae Asset Daewoo Co. Ltd.	73,043	483,724
NAVER Corp.	18,042	4,558,202
NCSoft Corp.	2,505	1,705,183
Netmarble Corp.(a)(b)	3,734	401,168
NH Investment & Securities Co. Ltd., Class C	3,839	28,291
Orion Corp.	4,124	463,837
Pan Ocean Co. Ltd.(a)	11,193	33,023
Pearl Abyss Corp.(a)	1,329	210,271
POSCO	10,551	1,713,630
POSCO Chemical Co. Ltd.	3,319	210,606
Posco International Corp.	6,773	78,736
S-1 Corp.	2,394	181,851
Samsung Biologics Co. Ltd.(a)(b)	2,503	1,539,952
Samsung C&T Corp.	10,346	920,494
Samsung Card Co. Ltd.	4,007	95,181
Samsung Electro-Mechanics Co. Ltd.	8,158	962,061
Samsung Electronics Co. Ltd.	677,568	32,928,645
Samsung Engineering Co. Ltd.(a)	15,302	152,840
Samsung Fire & Marine Insurance Co. Ltd.	4,449	640,426
Samsung Heavy Industries Co. Ltd.(a)	66,292	318,273
Samsung Life Insurance Co. Ltd.	9,955	397,314
Samsung SDI Co. Ltd.	7,895	2,634,096
Samsung SDS Co. Ltd.	5,480	765,839
Samsung Securities Co. Ltd.	8,610	209,216
Shinhan Financial Group Co. Ltd.	57,118	1,443,052
Shinsegae Inc.	1,151	201,913
SK Holdings Co. Ltd.	4,738	880,869
SK Hynix Inc.	75,771	5,265,938
SK Innovation Co. Ltd.	7,226	770,272
SK Telecom Co. Ltd.	3,250	601,498
S-Oil Corp.	7,074	362,191
Woori Financial Group Inc.	82,163	586,189
Yuhan Corp.	9,851	473,781

		96,693,561

Spain — 1.5%
ACS Actividades de Construccion y Servicios SA	36,678	847,917
Aena SME SA(a)(b)	9,061	1,181,824
Amadeus IT Group SA	60,569	3,033,943
Banco Bilbao Vizcaya Argentaria SA	909,889	2,837,263
Banco Santander SA(a)	2,298,205	4,915,101
Bankinter SA	110,864	574,466
CaixaBank SA	481,496	1,036,252
Cellnex Telecom SA(b)	37,748	2,375,581
Enagas SA	22,741	574,666
Endesa SA	43,067	1,224,278
Ferrovial SA	74,808	1,834,670
Grifols SA	40,571	1,184,988
Iberdrola SA	835,777	10,792,304

Security	Shares	Value

Spain (continued)
Iberdrola SA, New	18,995	$245,280
Industria de Diseno Textil SA	148,380	3,951,344
Mapfre SA	146,562	264,470
Naturgy Energy Group SA	44,910	835,890
Red Electrica Corp. SA	65,715	1,283,736
Repsol SA	204,608	1,592,024
Siemens Gamesa Renewable Energy SA	36,402	855,527
Telefonica SA	670,589	2,813,463

		44,254,987

Sweden — 1.9%
Alfa Laval AB(a)(c)	45,702	1,082,449
Assa Abloy AB, Class B	142,720	3,128,139
Atlas Copco AB, Class A	96,517	4,270,659
Atlas Copco AB, Class B	54,102	2,091,329
Boliden AB	35,014	952,639
Electrolux AB, Series B	31,235	586,017
Epiroc AB, Class A	105,743	1,479,008
Epiroc AB, Class B	42,024	572,643
EQT AB	31,998	750,186
Essity AB, Class B(a)	84,610	2,791,643
Evolution Gaming Group AB(b)	18,585	1,271,881
Hennes & Mauritz AB, Class B(c)	113,656	1,765,812
Hexagon AB, Class B(a)	36,559	2,378,188
Husqvarna AB, Class B	73,529	702,162
ICA Gruppen AB	14,251	701,960
Industrivarden AB, Class C(a)	26,210	644,163
Investment AB Latour, Class B	13,549	277,830
Investor AB, Class B	64,170	3,791,218
Kinnevik AB, Class B	34,073	1,195,134
L E Lundbergforetagen AB, Class B(a)	12,269	575,007
Lundin Energy AB	27,564	637,721
Nibe Industrier AB, Class B(a)	42,783	1,027,502
Sandvik AB(a)	157,332	2,925,701
Securitas AB, Class B(a)	44,446	663,593
Skandinaviska Enskilda Banken AB, Class A(a)	223,016	2,158,758
Skanska AB, Class B(a)	53,286	1,075,598
SKF AB, Class B	64,836	1,197,145
Svenska Cellulosa AB SCA, Class B(a)	83,721	1,013,007
Svenska Handelsbanken AB, Class A(a)	211,939	2,006,451
Swedbank AB, Class A(a)	125,483	2,037,532
Swedish Match AB	24,617	1,894,709
Tele2 AB, Class B	77,711	1,102,482
Telefonaktiebolaget LM Ericsson, Class B	424,644	4,895,284
Telia Co. AB	353,165	1,376,479
Volvo AB, Class B(a)	197,715	3,412,096

		58,432,125

Switzerland — 6.7%
ABB Ltd., Registered	253,527	6,345,839
Adecco Group AG, Registered	21,729	1,031,154
Alcon Inc.(a)	69,735	4,216,143
Baloise Holding AG, Registered	8,153	1,243,967
Barry Callebaut AG, Registered	444	926,851
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	163	1,265,010
Chocoladefabriken Lindt & Spruengli AG, Registered	17	1,459,492
Cie. Financiere Richemont SA, Registered	71,123	4,417,335
Clariant AG, Registered	22,959	434,093
Coca-Cola HBC AG	27,970	735,314
Credit Suisse Group AG, Registered	351,410	3,752,442

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
EMS-Chemie Holding AG, Registered	1,049	$906,935
Geberit AG, Registered	5,514	3,050,066
Givaudan SA, Registered	1,330	5,498,659
Julius Baer Group Ltd.	31,986	1,406,442
Kuehne + Nagel International AG, Registered(a)	8,252	1,423,259
LafargeHolcim Ltd., Registered	67,187	3,176,556
Logitech International SA, Registered	22,511	1,640,133
Lonza Group AG, Registered	10,589	6,618,561
Nestle SA, Registered	420,832	50,007,628
Novartis AG, Registered	302,763	25,117,647
Partners Group Holding AG	2,643	2,560,197
Roche Holding AG, NVS	99,382	34,532,978
Schindler Holding AG, Participation Certificates, NVS	5,033	1,275,263
Schindler Holding AG, Registered	2,859	713,414
SGS SA, Registered	875	2,299,797
Sika AG, Registered	19,620	4,324,294
Sonova Holding AG, Registered(a)	8,168	1,846,038
Straumann Holding AG, Registered	1,430	1,408,150
Swatch Group AG (The), Bearer	4,560	957,415
Swatch Group AG (The), Registered	7,255	289,020
Swiss Life Holding AG, Registered	4,833	1,768,611
Swiss Prime Site AG, Registered	10,702	978,203
Swiss Re AG	41,830	3,299,682
Swisscom AG, Registered	3,836	2,048,509
Temenos AG, Registered	9,157	1,358,904
UBS Group AG, Registered	525,475	6,177,811
Vifor Pharma AG	6,744	953,738
Zurich Insurance Group AG	21,271	7,861,174

		199,326,724

Taiwan — 3.8%
Accton Technology Corp.	90,000	705,081
Acer Inc.	497,792	344,951
Advantech Co. Ltd.	52,793	556,863
Airtac International Group	20,000	419,191
ASE Technology Holding Co. Ltd.	484,762	1,251,020
Asia Cement Corp.	323,440	441,087
Asustek Computer Inc.	95,000	702,094
AU Optronics Corp.(a)	1,317,000	449,123
Catcher Technology Co. Ltd.	99,000	729,966
Cathay Financial Holding Co. Ltd.	989,281	1,337,300
Chailease Holding Co. Ltd.	152,880	639,294
Chang Hwa Commercial Bank Ltd.	826,094	535,793
Cheng Shin Rubber Industry Co. Ltd.	221,000	256,121
Chicony Electronics Co. Ltd.	78,000	231,381
China Development Financial Holding Corp.	1,776,000	523,806
China Life Insurance Co. Ltd.	400,000	277,185
China Steel Corp.	1,672,288	1,130,291
Chunghwa Telecom Co. Ltd.	432,000	1,614,774
Compal Electronics Inc.	532,000	338,692
CTBC Financial Holding Co. Ltd.	2,600,036	1,721,849
Delta Electronics Inc.	274,000	1,870,658
E.Sun Financial Holding Co. Ltd.	1,677,312	1,551,662
Eclat Textile Co. Ltd.	25,000	295,277
Eva Airways Corp.	335,000	124,076
Evergreen Marine Corp. Taiwan Ltd.(a)	344,000	129,171
Far Eastern New Century Corp.	504,000	440,438
Far EasTone Telecommunications Co. Ltd.	268,000	577,269
Feng TAY Enterprise Co. Ltd.	38,000	227,654
First Financial Holding Co. Ltd.	1,465,028	1,180,244
Formosa Chemicals & Fibre Corp.	368,340	847,467

Security	Shares	Value

Taiwan (continued)
Formosa Petrochemical Corp.	163,000	$453,481
Formosa Plastics Corp.	576,960	1,546,070
Formosa Taffeta Co. Ltd.	158,000	162,884
Foxconn Technology Co. Ltd.	172,000	318,230
Fubon Financial Holding Co. Ltd.	909,000	1,295,491
Giant Manufacturing Co. Ltd.	39,000	410,708
Globalwafers Co. Ltd.	35,000	503,593
Highwealth Construction Corp.	183,080	267,484
Hiwin Technologies Corp.	32,000	337,538
Hon Hai Precision Industry Co. Ltd.	1,731,377	4,633,633
Hotai Motor Co. Ltd.	46,000	1,052,075
Hua Nan Financial Holdings Co. Ltd., Class C	1,162,429	797,584
Innolux Corp.	1,301,688	368,807
Inventec Corp.	369,000	314,905
Largan Precision Co. Ltd.	15,000	1,958,559
Lite-On Technology Corp.	351,000	594,296
MediaTek Inc.	218,000	5,216,611
Mega Financial Holding Co. Ltd.	1,373,195	1,516,423
Micro-Star International Co. Ltd.	106,000	472,205
Nan Ya Plastics Corp.	666,840	1,390,839
Nanya Technology Corp.	201,000	415,798
Nien Made Enterprise Co. Ltd.	35,000	384,714
Novatek Microelectronics Corp.	88,000	871,153
Pegatron Corp.	280,000	589,735
Phison Electronics Corp.	26,000	261,380
Pou Chen Corp.	64,000	58,004
Powertech Technology Inc.	109,000	365,386
President Chain Store Corp.	60,000	573,486
Quanta Computer Inc.	405,000	1,130,895
Realtek Semiconductor Corp.	78,000	997,150
Shanghai Commercial & Savings Bank Ltd. (The)	475,000	686,690
Shin Kong Financial Holding Co. Ltd.(a)	1,619,127	470,353
SinoPac Financial Holdings Co. Ltd.	1,575,600	572,809
Synnex Technology International Corp.	209,750	313,610
Taishin Financial Holding Co. Ltd.	1,389,718	633,318
Taiwan Business Bank	826,716	285,031
Taiwan Cement Corp.	711,168	1,092,443
Taiwan Cooperative Financial Holding Co. Ltd.	1,335,892	975,886
Taiwan High Speed Rail Corp.	222,000	252,355
Taiwan Mobile Co. Ltd.	234,000	838,724
Taiwan Semiconductor Manufacturing Co. Ltd.	3,474,000	50,459,540
Tatung Co. Ltd.(a)	308,000	168,223
Uni-President Enterprises Corp.	695,972	1,698,681
United Microelectronics Corp.	1,580,000	1,205,448
Vanguard International Semiconductor Corp.	158,000	513,462
Walsin Technology Corp.	54,000	323,508
Win Semiconductors Corp.	50,000	541,057
Winbond Electronics Corp.	640,000	286,197
Wistron Corp.	503,000	592,381
Wiwynn Corp.	15,000	401,441
WPG Holdings Ltd.	283,000	385,455
Yageo Corp.	45,000	597,552
Yuanta Financial Holding Co. Ltd.	1,444,067	887,307
Zhen Ding Technology Holding Ltd.	92,000	423,970

		115,314,336

Thailand — 0.6%
Advanced Info Service PCL, NVDR	167,200	991,967
Airports of Thailand PCL, NVDR	628,900	1,038,671
Asset World Corp. PCL, NVDR	909,100	117,200
B Grimm Power PCL, NVDR(c)	132,800	208,681

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Bangkok Bank PCL, Foreign	92,000	$293,562
Bangkok Commercial Asset Management PCL, NVDR(c)	262,600	207,166
Bangkok Dusit Medical Services PCL, NVDR	1,068,000	756,925
Bangkok Expressway & Metro PCL, NVDR	1,970,300	559,197
Berli Jucker PCL, NVDR	250,400	297,115
BTS Group Holdings PCL, NVDR	2,223,900	748,848
Central Pattana PCL, NVDR	532,300	823,650
Charoen Pokphand Foods PCL, NVDR	859,700	930,486
CP ALL PCL, NVDR(a)	801,600	1,754,484
Global Power Synergy PCL, NVDR	117,900	258,996
Indorama Ventures PCL, NVDR	347,288	278,432
Intouch Holdings PCL, NVDR	420,800	765,827
Kasikornbank PCL, Foreign	264,500	687,068
Krungthai Card PCL, NVDR	101,700	100,289
Land & Houses PCL, NVDR	1,023,100	242,795
Minor International PCL, NVDR(a)(c)	530,120	309,410
Osotspa PCL	133,800	182,362
PTT Exploration & Production PCL, NVDR	198,799	580,156
PTT Global Chemical PCL, NVDR(c)	325,601	490,764
PTT PCL, NVDR	1,516,700	1,896,939
Siam Cement PCL (The), NVDR	107,700	1,319,375
Siam Commercial Bank PCL (The), NVDR	191,300	411,035
Srisawad Corp PCL, NVDR(a)	120,800	185,950
Thai Oil PCL, NVDR(c)	292,500	393,971
TMB Bank PCL, NVDR	7,097,803	216,240
Total Access Communication PCL, NVDR	165,600	195,167
True Corp. PCL, NVDR(c)	2,265,234	244,085

		17,486,813

Turkey — 0.1%
Akbank T.A.S.(a)	386,924	290,491
Anadolu Efes Biracilik Ve Malt Sanayii AS	28,541	79,168
Aselsan Elektronik Sanayi Ve Ticaret AS	50,734	256,305
BIM Birlesik Magazalar AS	60,262	616,909
Eregli Demir ve Celik Fabrikalari TAS	245,035	268,224
Ford Otomotiv Sanayi AS	9,699	115,340
Haci Omer Sabanci Holding AS	131,243	157,578
KOC Holding AS	104,357	241,773
TAV Havalimanlari Holding AS	19,554	46,507
Tupras Turkiye Petrol Rafinerileri AS(a)	20,286	239,933
Turk Hava Yollari AO(a)(c)	110,057	168,566
Turkcell Iletisim Hizmetleri AS	111,330	237,032
Turkiye Garanti Bankasi AS(a)	327,563	329,464
Turkiye Is Bankasi AS, Class C(a)	184,063	126,585

		3,173,875

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	427,761	584,610
Aldar Properties PJSC	889,158	418,780
Emaar Malls PJSC(a)	154,747	56,032
Emaar Properties PJSC(a)	615,548	430,682
Emirates NBD Bank PJSC	118,532	285,265
Emirates Telecommunications Group Co. PJSC	293,418	1,329,234
First Abu Dhabi Bank PJSC	296,225	880,655

		3,985,258

United Kingdom — 8.7%
3i Group PLC	148,698	1,736,197
Admiral Group PLC	23,510	740,565
Anglo American PLC	159,825	3,923,123
Antofagasta PLC	43,360	584,750

Security	Shares	Value

United Kingdom (continued)
Ashtead Group PLC	68,699	$2,195,576
Associated British Foods PLC	50,353	1,166,458
AstraZeneca PLC	185,673	20,787,246
Auto Trader Group PLC(b)	151,653	1,068,073
AVEVA Group PLC	9,359	509,282
Aviva PLC	536,582	1,857,143
BAE Systems PLC	447,542	2,879,428
Barclays PLC	2,480,483	3,273,865
Barratt Developments PLC	154,566	1,035,843
Berkeley Group Holdings PLC	17,153	1,002,743
BP PLC	2,855,198	10,311,098
British American Tobacco PLC	325,002	10,768,633
British Land Co. PLC (The)	135,775	652,407
BT Group PLC	1,203,827	1,557,586
Bunzl PLC	50,806	1,465,689
Burberry Group PLC	59,778	982,694
Coca-Cola European Partners PLC	28,845	1,187,549
Compass Group PLC	244,640	3,373,049
Croda International PLC	14,909	1,121,250
DCC PLC	15,701	1,407,908
Diageo PLC	331,756	12,196,384
Direct Line Insurance Group PLC	127,718	496,855
Evraz PLC	77,104	291,959
Experian PLC	130,769	4,594,649
Ferguson PLC	33,482	2,984,752
Fiat Chrysler Automobiles NV(a)	150,228	1,531,297
GlaxoSmithKline PLC	710,548	14,266,822
Glencore PLC	1,516,509	3,476,065
GVC Holdings PLC	86,583	755,252
Halma PLC	54,788	1,566,183
Hargreaves Lansdown PLC	44,339	1,017,829
Hikma Pharmaceuticals PLC	20,592	581,080
HSBC Holdings PLC	2,860,870	12,849,236
Imperial Brands PLC	135,582	2,270,659
Informa PLC	193,652	940,168
InterContinental Hotels Group PLC	26,231	1,210,495
Intertek Group PLC	23,906	1,687,434
ITV PLC	598,849	445,499
J Sainsbury PLC	255,193	626,842
JD Sports Fashion PLC	61,268	486,989
Johnson Matthey PLC	30,370	892,479
Kingfisher PLC	306,769	973,972
Land Securities Group PLC	79,136	598,891
Legal & General Group PLC	776,789	2,181,805
Lloyds Banking Group PLC	10,086,825	3,479,859
London Stock Exchange Group PLC	46,786	5,209,736
M&G PLC	366,271	772,053
Melrose Industries PLC	713,460	798,388
Mondi PLC	72,554	1,297,945
National Grid PLC	503,159	5,946,205
Natwest Group PLC	705,575	981,631
Next PLC	20,529	1,468,465
NMC Health PLC(a)(d)	14,180	0	(e)
Ocado Group PLC(a)	65,985	1,778,007
Pearson PLC(c)	112,293	782,612
Persimmon PLC(a)	48,591	1,531,892
Prudential PLC	368,937	5,353,159
Reckitt Benckiser Group PLC	100,784	10,193,417
RELX PLC	275,153	5,832,382
Rentokil Initial PLC	285,803	2,003,871

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Rio Tinto PLC	159,845	$9,682,108
Rolls-Royce Holdings PLC	261,150	793,830
Royal Dutch Shell PLC, Class A	582,899	8,580,854
Royal Dutch Shell PLC, Class B	520,320	7,380,997
RSA Insurance Group PLC	148,077	833,960
Sage Group PLC (The)	171,230	1,639,249
Schroders PLC	11,932	464,341
Segro PLC	157,071	1,998,060
Severn Trent PLC	28,404	913,366
Smith & Nephew PLC	131,146	2,612,059
Smiths Group PLC	45,308	805,774
Spirax-Sarco Engineering PLC	9,628	1,302,849
SSE PLC	155,393	2,653,432
St. James’s Place PLC	54,695	676,379
Standard Chartered PLC	400,101	2,025,961
Standard Life Aberdeen PLC	348,268	1,144,582
Taylor Wimpey PLC	494,304	767,824
Tesco PLC	1,404,545	4,002,162
Unilever PLC	159,287	9,560,502
United Utilities Group PLC	108,651	1,283,440
Vodafone Group PLC	3,823,234	5,798,793
Whitbread PLC(a)	28,626	819,061
Wm Morrison Supermarkets PLC	348,471	854,592
WPP PLC	184,925	1,378,615

		259,914,163

Total Common Stocks — 96.0% (Cost: $2,967,405,497)		2,876,856,933

Investment Companies

India — 2.3%
iShares MSCI India ETF(c)(g)	2,191,411	69,993,668

Total Investment Companies — 2.3% (Cost: $73,215,528)		69,993,668

Preferred Stocks

Brazil — 0.5%
Banco Bradesco SA, Preference Shares, NVS	661,804	2,852,757
Braskem SA, Class A, Preference Shares, NVS	27,100	118,691
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	74,500	550,256
Cia. Energetica de Minas Gerais, Preference Shares, NVS	166,034	382,728
Gerdau SA, Preference Shares, NVS	165,200	553,755
Itau Unibanco Holding SA, Preference Shares, NVS	659,595	3,407,067
Itausa SA, Preference Shares, NVS	564,821	1,157,678
Lojas Americanas SA, Preference Shares, NVS	125,834	824,261
Petroleo Brasileiro SA, Preference Shares, NVS	611,900	2,609,432
Telefonica Brasil SA, Preference Shares, NVS	68,700	694,813

		13,151,438

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Series B, Class B, Preference Shares	16,487	502,088

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	80,031	568,838

Security	Shares	Value

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares, NVS	10,384	$534,877
Fuchs Petrolub SE, Preference Shares, NVS(c)	10,504	460,818
Henkel AG & Co. KGaA, Preference Shares, NVS	25,103	2,475,670
Porsche Automobil Holding SE, Preference Shares, NVS	23,515	1,337,214
Sartorius AG, Preference Shares, NVS	5,433	2,090,540
Volkswagen AG, Preference Shares, NVS	26,040	3,849,037

		10,748,156

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	818,256	327,819

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS	934,700	471,302

South Korea — 0.2%
Hyundai Motor Co.
Preference Shares, NVS	3,315	191,988
Series 2, Preference Shares, NVS	5,171	300,347
LG Chem Ltd., Preference Shares, NVS	1,136	253,631
LG Household & Health Care Ltd., Preference Shares, NVS	338	202,562
Samsung Electronics Co. Ltd., Preference Shares, NVS	110,573	4,594,060

		5,542,588

Total Preferred Stocks — 1.1% (Cost: $28,257,971)		31,312,229

Rights

Brazil — 0.0%
B2W Cia. Digital, (Expires 08/25/20)(a)	2,217	2,981
IRB Brasil Resseguros SA, (Expires 08/11/20)(a)	40,682	7,815

		10,796

China — 0.0%
Legend Holdings Corp., Class H, (Expires 08/17/20)(a)	9,138	0	(e)

Portugal — 0.0%
EDP-Energias de Portugal SA, (Expires 08/06/20)(a)(c)	337,716	34,424

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(a)	37,748	158,461

Total Rights — 0.0% (Cost: $0)		203,681

Short-Term Investments

Money Market Funds — 4.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(g)(h)(i)	125,720,764	125,859,057

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(g)(h)	6,750,000	$6,750,000

		132,609,057

Total Short-Term Investments — 4.5% (Cost: $132,577,505)		132,609,057

Total Investments in Securities — 103.9% (Cost: $3,201,456,501)		3,110,975,568

Other Assets, Less Liabilities — (3.9)%		(115,434,983)

Net Assets — 100.0%		$2,995,540,585

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$42,021,406	$83,826,361	(a)	$—	$(8,365)	$19,655	$125,859,057	125,720,764	$992,528	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,174,000	1,576,000	(a)	—	—	—	6,750,000	6,750,000	64,835		—
iShares MSCI India ETF	85,886,460	18,292,424		(32,249,871)	(3,382,625)	1,447,280	69,993,668	2,191,411	267,005		—

					$(3,390,990)	$1,466,935	$202,602,725		$1,324,368		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	124	09/18/20	$11,244	$36,249
MSCI Emerging Markets E-Mini Index	84	09/18/20	4,491	281,317

				$317,566

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2020	iShares® MSCI ACWI ex U.S. ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$317,566

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,307,546

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$568,206

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,221,219

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$2,875,550,668	$245,280		$1,060,985	$2,876,856,933
Investment Companies	69,993,668	—		—	69,993,668
Preferred Stocks	31,312,229	—		—	31,312,229
Rights	203,681	0	(a)	—	203,681
Money Market Funds	132,609,057	—		—	132,609,057

	$3,109,669,303	$245,280		$1,060,985	$3,110,975,568

Derivative financial instruments(b)
Assets
Futures Contracts	$317,566	$—		$—	$317,566

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.2%
Afterpay Ltd.(a)	733,848	$36,071,180
AGL Energy Ltd.	2,199,140	26,211,630
AMP Ltd.(a)	11,769,678	12,365,519
Ampol Ltd.	860,234	16,212,579
APA Group	4,053,955	31,980,242
Aristocrat Leisure Ltd.	1,979,584	37,166,675
ASX Ltd.	666,747	39,519,739
Aurizon Holdings Ltd.	6,721,160	21,449,362
AusNet Services	6,450,270	8,233,946
Australia & New Zealand Banking Group Ltd.	9,760,746	125,718,583
BHP Group Ltd.	10,138,191	267,194,766
BHP Group PLC	7,268,726	157,890,308
BlueScope Steel Ltd.	1,731,351	13,893,938
Brambles Ltd.	5,301,822	40,987,746
CIMIC Group Ltd.	337,094	5,192,726
Coca-Cola Amatil Ltd.	1,751,536	10,275,016
Cochlear Ltd.	220,350	30,059,335
Coles Group Ltd.	4,590,739	59,820,173
Commonwealth Bank of Australia	6,092,305	311,079,767
Computershare Ltd.	1,677,492	16,156,475
Crown Resorts Ltd.	1,285,525	8,251,135
CSL Ltd.	1,562,043	302,571,281
Dexus	3,799,476	23,188,006
Evolution Mining Ltd.	5,572,446	23,578,057
Fortescue Metals Group Ltd.	5,820,359	72,670,589
Goodman Group	5,663,260	68,759,640
GPT Group (The)	6,704,612	18,655,870
Insurance Australia Group Ltd.	7,964,704	29,073,516
James Hardie Industries PLC	1,522,468	31,630,554
Lendlease Corp. Ltd.	2,265,223	18,438,134
Macquarie Group Ltd.	1,158,628	102,609,116
Magellan Financial Group Ltd.	439,238	19,265,377
Medibank Pvt Ltd.	9,480,498	19,173,014
Mirvac Group	13,632,612	20,433,158
National Australia Bank Ltd.	10,999,643	139,309,080
Newcrest Mining Ltd.	2,780,497	70,150,117
Northern Star Resources Ltd.	2,546,889	28,237,721
Oil Search Ltd.	6,757,914	14,151,603
Orica Ltd.	1,393,953	17,284,358
Origin Energy Ltd.	6,061,234	23,342,398
Qantas Airways Ltd.	3,136,969	7,266,460
QBE Insurance Group Ltd.	4,985,270	35,430,108
Ramsay Health Care Ltd.	614,566	27,316,826
REA Group Ltd.	182,215	14,175,681
Rio Tinto Ltd.	1,277,546	93,451,624
Santos Ltd.	6,093,657	23,030,255
Scentre Group	18,029,262	26,376,566
Seek Ltd.	1,151,821	17,900,041
Sonic Healthcare Ltd.	1,550,437	35,691,869
South32 Ltd.	16,862,497	24,911,463
Stockland	8,261,585	18,900,104
Suncorp Group Ltd.	4,334,246	26,576,012
Sydney Airport	3,792,337	14,223,902
Tabcorp Holdings Ltd.	6,976,788	17,812,122
Telstra Corp. Ltd.	14,302,158	34,360,266
TPG Telecom Ltd.(a)	1,283,729	7,401,837
Transurban Group	9,412,627	93,221,194
Treasury Wine Estates Ltd.	2,479,532	19,204,527

Security	Shares	Value

Australia (continued)
Vicinity Centres	13,321,434	$12,467,277
Washington H Soul Pattinson & Co. Ltd.	371,331	5,206,167
Wesfarmers Ltd.	3,902,128	130,266,076
Westpac Banking Corp.	12,429,667	152,339,207
WiseTech Global Ltd.	495,853	7,343,162
Woodside Petroleum Ltd.	3,242,894	46,536,099
Woolworths Group Ltd.	4,340,494	120,402,571

		3,330,063,845

Austria — 0.2%
Andritz AG	249,326	8,396,701
Erste Group Bank AG(a)	961,037	21,478,455
OMV AG(a)	507,372	16,031,128
Raiffeisen Bank International AG	506,949	8,722,247
Verbund AG	235,136	12,384,272
voestalpine AG	401,325	8,895,754

		75,908,557

Belgium — 0.9%
Ageas SA/NV	614,437	23,141,309
Anheuser-Busch InBev SA/NV	2,622,293	143,011,725
Colruyt SA	189,642	11,113,912
Elia Group SA/NV	105,805	11,535,548
Galapagos NV(a)(b)	144,659	26,958,939
Groupe Bruxelles Lambert SA	399,972	34,867,118
KBC Group NV	858,308	49,042,344
Proximus SADP	520,951	10,786,589
Sofina SA	52,785	14,855,546
Solvay SA	253,824	19,827,702
Telenet Group Holding NV	158,580	6,188,188
UCB SA	434,343	55,906,511
Umicore SA	678,391	32,039,761

		439,275,192

Denmark — 2.5%
Ambu A/S, Series B(b)	562,189	19,627,279
AP Moller - Maersk A/S, Class A	11,130	13,226,334
AP Moller - Maersk A/S, Class B, NVS	22,482	28,825,960
Carlsberg AS, Class B	368,143	54,239,671
Chr Hansen Holding A/S	362,381	41,251,249
Coloplast A/S, Class B	408,852	69,844,292
Danske Bank A/S(a)	2,375,699	38,321,072
Demant A/S(a)	378,027	11,727,350
DSV PANALPINA A/S	727,880	100,191,622
Genmab A/S(a)	223,955	76,765,473
GN Store Nord A/S	440,656	26,969,730
H Lundbeck A/S	238,659	8,711,026
Novo Nordisk A/S, Class B	6,089,539	403,059,197
Novozymes A/S, Class B	734,869	44,031,588
Orsted A/S(c)	651,036	93,128,438
Pandora A/S	344,266	21,868,309
Tryg A/S	417,191	12,326,331
Vestas Wind Systems A/S	684,524	88,224,712

		1,152,339,633

Finland — 1.2%
Elisa OYJ	488,797	29,166,002
Fortum OYJ	1,526,471	31,082,993
Kone OYJ, Class B	1,169,738	93,007,385
Neste OYJ	1,456,346	66,956,378
Nokia OYJ	19,457,932	93,416,554
Nordea Bank Abp(a)	11,150,375	86,344,489
Orion OYJ, Class B	362,188	15,855,196

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares		Value

Finland (continued)
Sampo OYJ, Class A		1,621,623	$58,811,845
Stora Enso OYJ, Class R		2,002,087	25,237,206
UPM-Kymmene OYJ		1,834,776	49,098,558
Wartsila OYJ Abp		1,531,114	12,818,639

			561,795,245

France — 10.8%
Accor SA(a)		652,580	16,390,394
Aeroports de Paris(b)		101,557	9,607,292
Air Liquide SA	i	1,628,200	268,778,359
Airbus SE(a)		2,021,476	148,228,410
Alstom SA(a)		659,945	36,857,580
Amundi SA(a)(c)		208,907	15,884,191
Arkema SA		237,227	24,579,243
Atos SE(a)		337,783	28,918,615
AXA SA		6,656,427	132,740,331
BioMerieux		142,607	23,187,006
BNP Paribas SA(a)		3,871,080	156,163,183
Bollore SA		3,043,312	10,184,367
Bouygues SA(a)(b)		783,430	27,792,178
Bureau Veritas SA(a)		1,010,981	22,146,359
Capgemini SE		553,665	71,690,617
Carrefour SA		2,086,326	33,305,585
Casino Guichard Perrachon SA(a)(b)		148,442	4,142,571
Cie. de Saint-Gobain(a)		1,780,809	65,637,990
Cie. Generale des Etablissements Michelin SCA		584,105	61,016,803
CNP Assurances(a)		593,854	7,155,747
Covivio		164,363	11,914,221
Credit Agricole SA(a)		3,972,419	38,170,953
Danone SA		2,125,165	142,085,444
Dassault Aviation SA(a)		8,664	7,222,852
Dassault Systemes SE		452,435	82,444,172
Edenred		838,805	41,788,194
Eiffage SA(a)		286,678	25,085,757
Electricite de France SA		2,137,227	21,608,165
Engie SA(a)		6,285,802	83,918,124
EssilorLuxottica SA(a)		978,756	129,857,915
Eurazeo SE(a)		135,507	7,095,295
Eurofins Scientific SE(a)(b)		45,337	29,582,550
Faurecia SE(a)		261,957	10,188,143
Gecina SA		157,827	20,436,031
Getlink SE(a)		1,514,266	22,794,586
Hermes International		108,996	88,442,784
ICADE		102,827	6,809,204
Iliad SA		51,044	10,043,825
Ingenico Group SA(a)		207,940	33,477,793
Ipsen SA		130,138	12,572,664
JCDecaux SA(a)		295,264	4,982,366
Kering SA		260,755	148,544,131
Klepierre SA(b)		679,302	11,719,776
La Francaise des Jeux SAEM(c)		294,362	10,734,881
Legrand SA		918,696	71,134,720
L’Oreal SA		864,346	289,251,215
LVMH Moet Hennessy Louis Vuitton SE		955,932	414,570,363
Natixis SA(a)		3,261,700	7,926,053
Orange SA		6,865,968	80,475,595
Orpea(a)(b)		177,901	22,761,809
Pernod Ricard SA		730,762	126,162,400
Peugeot SA(a)		2,020,534	32,589,798
Publicis Groupe SA		744,714	23,997,011
Remy Cointreau SA(b)		77,821	12,505,970

Security	Shares	Value

France (continued)
Renault SA(a)	662,258	$15,705,473
Safran SA(a)	1,102,810	116,636,268
Sanofi	3,883,617	406,654,974
Sartorius Stedim Biotech	95,172	29,710,794
Schneider Electric SE	1,902,758	221,041,104
SCOR SE(a)	546,217	14,080,654
SEB SA	78,078	12,935,045
SES SA	1,313,267	9,311,417
Societe Generale SA(a)	2,788,734	42,817,049
Sodexo SA	304,527	20,986,812
STMicroelectronics NV	2,195,199	61,806,539
Suez SA	1,183,610	15,654,736
Teleperformance	201,912	59,045,578
Thales SA	366,159	26,567,837
TOTAL SE	8,506,691	314,851,760
Ubisoft Entertainment SA(a)	311,422	26,065,195
Unibail-Rodamco-Westfield(b)	476,232	25,071,185
Valeo SA	788,055	20,258,962
Veolia Environnement SA	1,854,643	42,349,055
Vinci SA	1,773,346	152,660,257
Vivendi SA	2,853,715	75,589,200
Wendel SE	92,425	8,661,435
Worldline SA(a)(c)	472,216	40,606,513

		5,006,369,423

Germany — 8.8%
adidas AG(a)	655,248	181,232,907
Allianz SE, Registered	1,435,707	299,172,826
Aroundtown SA(a)	3,946,048	23,834,957
BASF SE	3,160,958	174,967,947
Bayer AG, Registered	3,381,027	224,851,133
Bayerische Motoren Werke AG	1,139,476	73,704,438
Beiersdorf AG	346,296	41,420,419
Brenntag AG	531,036	32,728,756
Carl Zeiss Meditec AG, Bearer(a)	137,842	14,449,787
Commerzbank AG(a)	3,453,707	17,761,352
Continental AG	377,914	36,894,684
Covestro AG(c)	598,307	23,248,384
Daimler AG, Registered(b)	2,945,489	130,265,718
Delivery Hero SE(a)(c)	440,537	50,926,604
Deutsche Bank AG, Registered(a)	6,757,189	60,654,941
Deutsche Boerse AG	653,888	119,540,202
Deutsche Lufthansa AG, Registered(a)(b)	1,026,832	9,080,003
Deutsche Post AG, Registered(a)	3,404,365	137,919,161
Deutsche Telekom AG, Registered	11,470,641	192,134,519
Deutsche Wohnen SE	1,174,004	57,196,298
E.ON SE	7,726,617	90,782,492
Evonik Industries AG	722,189	19,530,716
Fraport AG Frankfurt Airport Services Worldwide(a)(b)	143,458	5,601,482
Fresenius Medical Care AG & Co. KGaA(a)	733,407	64,714,474
Fresenius SE & Co. KGaA(a)	1,438,676	71,911,174
GEA Group AG	528,591	19,145,552
Hannover Rueck SE	207,703	35,220,300
HeidelbergCement AG	511,526	28,550,311
Henkel AG & Co. KGaA	357,165	31,105,900
HOCHTIEF AG	85,290	6,959,024
Infineon Technologies AG	4,305,063	107,567,268
KION Group AG	223,624	17,241,186
Knorr-Bremse AG	166,432	19,560,532
LANXESS AG(a)	286,413	14,902,068
LEG Immobilien AG(a)	241,274	33,740,346

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Merck KGaA	444,789	$56,830,299
METRO AG	622,983	5,710,723
MTU Aero Engines AG(a)	182,428	31,678,644
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	496,672	132,028,325
Nemetschek SE	199,111	14,692,002
Puma SE(a)	285,486	22,226,740
RWE AG	2,009,873	76,006,057
SAP SE	3,593,728	568,509,236
Scout24 AG(c)	369,799	32,118,752
Siemens AG, Registered	2,632,759	337,225,873
Siemens Healthineers AG(c)	516,227	26,831,820
Symrise AG	442,769	55,525,056
TeamViewer AG(a)(c)	447,397	24,203,897
Telefonica Deutschland Holding AG	3,566,077	9,804,260
thyssenkrupp AG(a)(b)	1,396,527	10,849,653
Uniper SE	692,701	24,049,331
United Internet AG, Registered	353,158	16,065,430
Volkswagen AG(a)	111,791	17,541,991
Vonovia SE	1,769,819	115,481,304
Zalando SE(a)(c)	522,519	37,838,891

		4,083,736,145

Hong Kong — 3.3%
AIA Group Ltd.	41,531,000	375,376,965
ASM Pacific Technology Ltd.(b)	1,050,000	11,800,341
Bank of East Asia Ltd. (The)(b)	4,476,040	10,187,782
BeiGene Ltd., ADR(a)(b)	138,363	28,917,867
BOC Hong Kong Holdings Ltd.	12,713,000	35,431,447
Budweiser Brewing Co. APAC Ltd.(b)(c)	5,896,300	21,378,291
CK Asset Holdings Ltd.	8,854,184	49,182,295
CK Hutchison Holdings Ltd.	9,261,184	60,405,261
CK Infrastructure Holdings Ltd.	2,269,292	11,829,294
CLP Holdings Ltd.	5,634,500	53,362,791
Dairy Farm International Holdings Ltd.(b)	1,169,400	5,005,032
Galaxy Entertainment Group Ltd.(b)	7,446,000	50,727,568
Hang Lung Properties Ltd.	6,932,000	17,012,031
Hang Seng Bank Ltd.(b)	2,627,200	41,322,247
Henderson Land Development Co. Ltd.	4,973,764	18,643,112
HK Electric Investments & HK Electric Investments Ltd.	9,121,000	9,438,520
HKT Trust & HKT Ltd.	12,965,440	19,104,710
Hong Kong & China Gas Co. Ltd.	36,583,251	52,489,710
Hong Kong Exchanges & Clearing Ltd.	4,116,100	196,611,729
Hongkong Land Holdings Ltd.	3,996,600	15,147,114
Jardine Matheson Holdings Ltd.	755,200	30,902,784
Jardine Strategic Holdings Ltd.	759,000	15,331,800
Kerry Properties Ltd.	2,265,500	5,390,289
Link REIT	7,098,158	55,089,443
Melco Resorts & Entertainment Ltd., ADR	748,258	12,316,327
MTR Corp. Ltd.	5,272,500	26,191,743
New World Development Co. Ltd.	5,254,033	25,625,461
NWS Holdings Ltd.	5,442,000	4,213,053
PCCW Ltd.	14,630,000	8,249,219
Power Assets Holdings Ltd.	4,751,000	26,451,659
Sands China Ltd.	8,310,400	32,168,460
Sino Land Co. Ltd.	10,724,000	12,993,002
SJM Holdings Ltd.	6,773,000	7,629,260
Sun Hung Kai Properties Ltd.	4,480,000	54,856,907
Swire Pacific Ltd., Class A	1,705,000	8,436,782
Swire Properties Ltd.	3,995,455	9,227,974

Security	Shares	Value

Hong Kong (continued)
Techtronic Industries Co. Ltd.	4,715,033	$49,248,009
WH Group Ltd.(c)	32,785,000	29,146,170
Wharf Holdings Ltd. (The)	1,808,000	3,070,021
Wharf Real Estate Investment Co. Ltd.	6,100,912	21,569,119
Wynn Macau Ltd.(b)	5,339,600	9,356,116

		1,530,837,705

Ireland — 0.7%
CRH PLC	2,702,477	98,299,083
Flutter Entertainment PLC(a)	531,152	80,614,994
Kerry Group PLC, Class A	546,731	72,409,050
Kingspan Group PLC	528,551	37,969,450
Smurfit Kappa Group PLC	777,793	26,175,806

		315,468,383

Israel — 0.6%
Azrieli Group Ltd.	146,884	7,037,135
Bank Hapoalim BM	3,886,786	23,133,931
Bank Leumi Le-Israel BM	5,022,078	25,152,828
Check Point Software Technologies Ltd.(a)(b)	400,592	50,214,207
CyberArk Software Ltd.(a)(b)	130,735	15,405,812
Elbit Systems Ltd.	90,748	12,749,664
ICL Group Ltd.	2,409,303	7,570,123
Isracard Ltd.	1	1
Israel Discount Bank Ltd., Class A	3,986,530	12,104,006
Mizrahi Tefahot Bank Ltd.	482,895	9,966,607
Nice Ltd.(a)	213,459	43,429,001
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	3,761,308	43,405,494
Wix.com Ltd.(a)(b)	175,991	51,121,866

		301,290,675

Italy — 2.1%
Assicurazioni Generali SpA	3,782,814	56,630,425
Atlantia SpA(a)	1,703,100	27,087,166
CNH Industrial NV(a)	3,518,898	24,067,783
DiaSorin SpA	86,748	17,028,198
Enel SpA	27,991,023	255,825,133
Eni SpA	8,754,972	78,070,117
Ferrari NV	433,804	77,638,495
FinecoBank Banca Fineco SpA(a)	2,086,858	30,291,134
Infrastrutture Wireless Italiane SpA(c)	821,953	8,324,832
Intesa Sanpaolo SpA(a)	51,220,990	103,403,086
Leonardo SpA	1,386,036	8,866,922
Mediobanca Banca di Credito Finanziario SpA	2,140,717	17,157,814
Moncler SpA(a)	666,103	25,677,937
Nexi SpA(a)(c)	1,296,304	23,246,116
Pirelli & C SpA(a)(c)	1,384,033	5,503,950
Poste Italiane SpA(c)	1,799,636	16,496,795
Prysmian SpA	830,866	21,251,453
Recordati SpA	360,077	19,262,786
Snam SpA	7,015,228	37,329,780
Telecom Italia SpA/Milano	28,861,001	11,630,867
Tenaris SA	1,617,243	9,431,906
Terna Rete Elettrica Nazionale SpA	4,847,185	36,144,706
UniCredit SpA(a)	7,301,889	66,666,846

		977,034,247

Japan — 24.2%
ABC-Mart Inc.	114,200	6,027,012
Acom Co. Ltd.	1,375,770	4,827,491
Advantest Corp.	685,300	36,945,143
Aeon Co. Ltd.	2,248,400	52,951,064
Aeon Mall Co. Ltd.	354,410	4,213,500

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
AGC Inc.	665,400	$18,615,844
Air Water Inc.	633,900	8,183,803
Aisin Seiki Co. Ltd.	558,600	15,955,471
Ajinomoto Co. Inc.	1,604,600	28,895,852
Alfresa Holdings Corp.	643,900	13,166,668
Amada Co. Ltd.	1,134,500	7,607,685
ANA Holdings Inc.(a)	393,900	8,095,571
Aozora Bank Ltd.	405,100	6,463,669
Asahi Group Holdings Ltd.	1,330,500	43,339,090
Asahi Intecc Co. Ltd.	672,400	18,748,087
Asahi Kasei Corp.	4,308,700	30,641,365
Astellas Pharma Inc.	6,396,150	99,816,963
Bandai Namco Holdings Inc.	686,200	37,778,967
Bank of Kyoto Ltd. (The)	196,100	7,168,509
Benesse Holdings Inc.	245,100	6,370,328
Bridgestone Corp.	1,839,600	53,832,615
Brother Industries Ltd.	763,300	11,796,389
Calbee Inc.	298,100	9,459,241
Canon Inc.	3,437,000	54,482,285
Casio Computer Co. Ltd.	665,300	10,520,965
Central Japan Railway Co.	495,400	59,529,528
Chiba Bank Ltd. (The)	1,827,000	8,328,894
Chubu Electric Power Co. Inc.	2,214,500	26,275,326
Chugai Pharmaceutical Co. Ltd.	2,307,300	103,351,677
Chugoku Electric Power Co. Inc. (The)	994,400	12,113,754
Coca-Cola Bottlers Japan Holdings Inc.	423,900	6,314,599
Concordia Financial Group Ltd.	3,653,200	10,745,722
Cosmos Pharmaceutical Corp.(b)	68,700	12,560,021
CyberAgent Inc.	348,500	19,611,983
Dai Nippon Printing Co. Ltd.	837,100	18,162,370
Daicel Corp.	858,800	5,702,049
Daifuku Co. Ltd.	348,100	31,277,310
Dai-ichi Life Holdings Inc.	3,701,952	43,066,310
Daiichi Sankyo Co. Ltd.	1,948,595	170,624,161
Daikin Industries Ltd.	855,900	149,355,481
Daito Trust Construction Co. Ltd.	220,200	17,227,792
Daiwa House Industry Co. Ltd.	1,943,700	42,870,599
Daiwa House REIT Investment Corp.	6,769	17,586,724
Daiwa Securities Group Inc.	4,971,000	21,815,417
Denso Corp.	1,489,400	54,487,839
Dentsu Group Inc.	745,100	16,546,815
Disco Corp.	98,900	23,544,056
East Japan Railway Co.	1,038,800	59,647,733
Eisai Co. Ltd.	866,100	69,522,280
Electric Power Development Co. Ltd.	470,200	6,381,699
ENEOS Holdings Inc.	10,537,450	36,596,535
FamilyMart Co. Ltd.	873,800	19,487,566
FANUC Corp.	665,900	111,508,176
Fast Retailing Co. Ltd.	200,400	106,236,830
Fuji Electric Co. Ltd.	434,400	11,791,620
FUJIFILM Holdings Corp.	1,238,400	55,249,530
Fujitsu Ltd.	675,600	90,224,837
Fukuoka Financial Group Inc.	589,200	8,531,781
GLP J-REIT	12,541	20,840,383
GMO Payment Gateway Inc.	140,000	14,565,402
Hakuhodo DY Holdings Inc.	799,220	8,738,280
Hamamatsu Photonics KK	482,800	20,822,548
Hankyu Hanshin Holdings Inc.	786,800	22,436,414
Hikari Tsushin Inc.	71,900	15,504,776
Hino Motors Ltd.	992,000	5,695,110

Security	Shares	Value

Japan (continued)
Hirose Electric Co. Ltd.	111,748	$11,700,089
Hisamitsu Pharmaceutical Co. Inc.	175,000	7,622,009
Hitachi Construction Machinery Co. Ltd.	368,400	10,522,728
Hitachi Ltd.	3,323,100	98,313,220
Hitachi Metals Ltd.	739,500	9,596,084
Honda Motor Co. Ltd.	5,600,800	133,703,010
Hoshizaki Corp.	174,700	13,284,669
Hoya Corp.	1,299,800	128,099,083
Hulic Co. Ltd.	1,038,600	8,899,760
Idemitsu Kosan Co. Ltd.	676,883	13,956,351
Iida Group Holdings Co. Ltd.	504,180	7,763,218
Inpex Corp.	3,521,943	19,956,456
Isetan Mitsukoshi Holdings Ltd.	1,165,100	5,289,398
Isuzu Motors Ltd.	1,899,800	15,443,848
Ito En Ltd.	183,300	10,783,373
ITOCHU Corp.	4,628,100	100,677,480
Itochu Techno-Solutions Corp.	328,600	13,286,343
Japan Airlines Co. Ltd.	387,900	6,279,115
Japan Airport Terminal Co. Ltd.	173,600	5,968,372
Japan Exchange Group Inc.	1,749,600	41,369,526
Japan Post Bank Co. Ltd.	1,397,700	10,390,544
Japan Post Holdings Co. Ltd.	5,407,900	36,688,609
Japan Post Insurance Co. Ltd.	769,800	10,164,010
Japan Prime Realty Investment Corp.	2,687	7,072,658
Japan Real Estate Investment Corp.	4,527	23,120,968
Japan Retail Fund Investment Corp.	8,966	10,761,235
Japan Tobacco Inc.	4,122,600	70,653,090
JFE Holdings Inc.	1,683,475	10,890,919
JGC Holdings Corp.	760,400	7,652,186
JSR Corp.	697,000	14,971,030
JTEKT Corp.	708,800	4,692,708
Kajima Corp.	1,547,500	16,919,607
Kakaku.com Inc.	460,200	11,068,652
Kamigumi Co. Ltd.	339,400	6,156,902
Kansai Electric Power Co. Inc. (The)	2,421,600	22,937,978
Kansai Paint Co. Ltd.	606,900	11,652,388
Kao Corp.	1,655,900	119,591,908
Kawasaki Heavy Industries Ltd.	486,400	6,596,970
KDDI Corp.	5,664,300	174,595,230
Keihan Holdings Co. Ltd.	331,800	13,431,420
Keikyu Corp.	755,300	9,822,543
Keio Corp.	354,000	17,544,311
Keisei Electric Railway Co. Ltd.	442,900	10,753,091
Keyence Corp.	626,692	262,104,608
Kikkoman Corp.	500,100	23,247,815
Kintetsu Group Holdings Co. Ltd.	589,900	22,875,154
Kirin Holdings Co. Ltd.	2,827,000	54,384,924
Kobayashi Pharmaceutical Co. Ltd.	168,600	14,925,716
Kobe Bussan Co. Ltd.	210,800	12,979,363
Koito Manufacturing Co. Ltd.	357,900	13,963,279
Komatsu Ltd.	3,008,000	58,777,338
Konami Holdings Corp.	321,800	9,785,179
Kose Corp.	114,100	11,439,137
Kubota Corp.	3,566,600	50,717,706
Kuraray Co. Ltd.	1,093,800	10,676,266
Kurita Water Industries Ltd.	337,900	9,041,134
Kyocera Corp.	1,103,100	60,971,497
Kyowa Kirin Co. Ltd.	928,600	22,835,146
Kyushu Electric Power Co. Inc.	1,309,900	10,951,968
Kyushu Railway Co.	511,800	10,058,833

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Lasertec Corp.	259,400	$22,571,456
Lawson Inc.	171,800	8,530,691
LINE Corp.(a)	207,700	10,981,207
Lion Corp.	772,500	19,939,019
LIXIL Group Corp.	912,080	12,128,861
M3 Inc.	1,515,800	77,130,464
Makita Corp.	770,000	29,385,699
Marubeni Corp.	5,676,700	26,039,908
Marui Group Co. Ltd.	650,900	9,375,964
Maruichi Steel Tube Ltd.	194,400	4,583,744
Mazda Motor Corp.	1,947,400	10,885,401
McDonald’s Holdings Co. Japan Ltd.	227,700	10,854,138
Mebuki Financial Group Inc.	3,254,390	7,202,566
Medipal Holdings Corp.	628,100	11,548,533
MEIJI Holdings Co. Ltd.	393,504	30,741,918
Mercari Inc.(a)	290,400	12,140,055
MINEBEA MITSUMI Inc.	1,248,900	20,340,545
MISUMI Group Inc.	976,100	23,024,623
Mitsubishi Chemical Holdings Corp.	4,401,800	23,555,646
Mitsubishi Corp.	4,643,300	93,081,191
Mitsubishi Electric Corp.	6,270,200	81,275,977
Mitsubishi Estate Co. Ltd.	4,056,900	58,284,603
Mitsubishi Gas Chemical Co. Inc.	541,000	8,529,717
Mitsubishi Heavy Industries Ltd.	1,101,800	25,494,691
Mitsubishi Materials Corp.	382,800	7,773,306
Mitsubishi Motors Corp.	2,314,200	4,508,892
Mitsubishi UFJ Financial Group Inc.	41,994,580	156,173,923
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,391,600	5,857,013
Mitsui & Co. Ltd.	5,687,600	84,671,166
Mitsui Chemicals Inc.	630,600	11,964,283
Mitsui Fudosan Co. Ltd.	3,191,700	49,748,620
Miura Co. Ltd.	300,400	11,265,355
Mizuho Financial Group Inc.	82,873,560	100,015,760
MonotaRO Co. Ltd.	431,700	18,394,103
MS&AD Insurance Group Holdings Inc.	1,527,488	38,082,459
Murata Manufacturing Co. Ltd.	1,973,500	123,360,082
Nabtesco Corp.	385,700	11,564,069
Nagoya Railroad Co. Ltd.	643,600	16,228,484
NEC Corp.	849,700	47,335,033
Nexon Co. Ltd.	1,663,700	42,957,543
NGK Insulators Ltd.	897,500	11,094,604
NGK Spark Plug Co. Ltd.	536,600	7,150,945
NH Foods Ltd.	282,100	12,340,041
Nidec Corp.	1,536,400	121,700,085
Nihon M&A Center Inc.	514,200	24,900,255
Nikon Corp.	1,037,400	7,201,850
Nintendo Co. Ltd.	384,500	168,884,706
Nippon Building Fund Inc.	4,370	24,468,363
Nippon Express Co. Ltd.	251,700	11,926,766
Nippon Paint Holdings Co. Ltd.	502,900	34,151,348
Nippon Prologis REIT Inc.	7,178	24,745,872
Nippon Shinyaku Co. Ltd.	156,400	12,026,218
Nippon Steel Corp.	2,776,435	22,517,668
Nippon Telegraph & Telephone Corp.	4,422,400	102,204,998
Nippon Yusen KK	524,200	6,742,760
Nissan Chemical Corp.	427,000	22,333,396
Nissan Motor Co. Ltd.	7,975,900	27,232,573
Nisshin Seifun Group Inc.	677,497	10,348,602
Nissin Foods Holdings Co. Ltd.	218,400	19,582,257
Nitori Holdings Co. Ltd.	275,600	60,395,838

Security	Shares	Value

Japan (continued)
Nitto Denko Corp.	545,500	$30,698,241
Nomura Holdings Inc.	10,812,600	50,079,733
Nomura Real Estate Holdings Inc.	394,700	6,540,380
Nomura Real Estate Master Fund Inc.	14,618	18,084,124
Nomura Research Institute Ltd.(b)	1,099,671	28,872,474
NSK Ltd.	1,233,900	8,169,205
NTT Data Corp.	2,170,455	24,449,181
NTT Docomo Inc.	4,010,317	110,280,873
Obayashi Corp.	2,223,900	19,729,672
Obic Co. Ltd.	239,400	42,817,119
Odakyu Electric Railway Co. Ltd.	1,013,700	21,054,433
Oji Holdings Corp.	2,952,900	12,288,622
Olympus Corp.	4,003,300	71,315,762
Omron Corp.	637,200	45,380,838
Ono Pharmaceutical Co. Ltd.	1,270,100	35,599,559
Oracle Corp. Japan	132,600	15,902,469
Oriental Land Co. Ltd.	687,200	82,349,607
ORIX Corp.	4,544,600	48,828,768
Orix JREIT Inc.	8,980	11,542,438
Osaka Gas Co. Ltd.	1,289,400	23,707,496
Otsuka Corp.	359,900	18,585,586
Otsuka Holdings Co. Ltd.	1,342,000	55,467,133
Pan Pacific International Holdings Corp.	1,415,500	32,171,063
Panasonic Corp.	7,586,768	64,580,452
Park24 Co. Ltd.	371,200	4,985,378
PeptiDream Inc.(a)	324,100	13,012,433
Persol Holdings Co. Ltd.	611,100	7,733,395
Pigeon Corp.	395,800	15,329,623
Pola Orbis Holdings Inc.	315,900	5,207,734
Rakuten Inc.	2,959,300	27,009,595
Recruit Holdings Co. Ltd.	4,369,800	135,065,794
Renesas Electronics Corp.(a)	2,635,900	14,409,819
Resona Holdings Inc.	7,192,200	23,386,724
Ricoh Co. Ltd.	2,310,200	14,748,747
Rinnai Corp.	123,700	10,108,465
Rohm Co. Ltd.	303,000	19,114,821
Ryohin Keikaku Co. Ltd.	817,400	9,795,193
Santen Pharmaceutical Co. Ltd.	1,238,400	20,848,879
SBI Holdings Inc.	814,880	17,009,743
SCSK Corp.	178,400	9,010,271
Secom Co. Ltd.	721,600	61,977,202
Sega Sammy Holdings Inc.	594,938	6,690,450
Seibu Holdings Inc.	740,100	6,593,911
Seiko Epson Corp.	965,200	10,142,223
Sekisui Chemical Co. Ltd.	1,251,500	16,950,232
Sekisui House Ltd.	2,134,100	38,713,741
Seven & i Holdings Co. Ltd.	2,588,580	78,492,268
Seven Bank Ltd.	2,031,200	4,937,278
SG Holdings Co. Ltd.	551,400	20,182,711
Sharp Corp.	733,900	7,149,503
Shimadzu Corp.	760,500	19,140,173
Shimamura Co. Ltd.	76,700	5,317,422
Shimano Inc.	254,600	55,384,470
Shimizu Corp.	1,902,600	13,604,139
Shin-Etsu Chemical Co. Ltd.	1,216,700	141,255,959
Shinsei Bank Ltd.	534,700	6,007,979
Shionogi & Co. Ltd.	925,400	54,781,789
Shiseido Co. Ltd.	1,374,200	76,033,954
Shizuoka Bank Ltd. (The)	1,458,700	9,436,780
Showa Denko KK	461,500	9,498,004

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
SMC Corp.	196,700	$102,452,180
Softbank Corp.	6,578,400	88,008,577
SoftBank Group Corp.	5,384,600	335,869,072
Sohgo Security Services Co. Ltd.	244,600	11,486,229
Sompo Holdings Inc.	1,153,650	37,698,484
Sony Corp.	4,373,600	334,069,740
Square Enix Holdings Co. Ltd.	316,700	16,893,862
Stanley Electric Co. Ltd.	447,500	10,648,917
Subaru Corp.	2,112,000	39,840,953
SUMCO Corp.	904,000	13,808,380
Sumitomo Chemical Co. Ltd.	5,136,200	14,719,272
Sumitomo Corp.	4,078,700	45,134,579
Sumitomo Dainippon Pharma Co. Ltd.	613,200	7,632,377
Sumitomo Electric Industries Ltd.	2,591,400	28,578,194
Sumitomo Heavy Industries Ltd.	378,800	7,340,974
Sumitomo Metal Mining Co. Ltd.	800,400	23,725,088
Sumitomo Mitsui Financial Group Inc.	4,481,600	118,684,196
Sumitomo Mitsui Trust Holdings Inc.	1,160,260	29,739,001
Sumitomo Realty & Development Co. Ltd.	1,063,500	27,052,712
Sumitomo Rubber Industries Ltd.	587,500	4,867,587
Sundrug Co. Ltd.	245,200	8,372,004
Suntory Beverage & Food Ltd.	478,800	18,000,851
Suzuken Co. Ltd.	232,524	8,236,096
Suzuki Motor Corp.	1,264,200	41,514,257
Sysmex Corp.	574,700	44,196,403
T&D Holdings Inc.	1,854,500	15,136,986
Taiheiyo Cement Corp.	413,700	8,940,741
Taisei Corp.	656,500	22,477,348
Taisho Pharmaceutical Holdings Co. Ltd.	118,000	6,662,820
Taiyo Nippon Sanso Corp.	519,100	8,145,152
Takeda Pharmaceutical Co. Ltd.	5,415,510	192,383,009
TDK Corp.	444,800	49,137,085
Teijin Ltd.	614,400	8,826,952
Terumo Corp.	2,217,900	83,383,642
THK Co. Ltd.	412,600	9,588,179
TIS Inc.	771,500	16,578,530
Tobu Railway Co. Ltd.	657,500	18,320,202
Toho Co. Ltd.	383,200	11,362,262
Toho Gas Co. Ltd.	253,200	10,968,089
Tohoku Electric Power Co. Inc.	1,463,900	13,804,108
Tokio Marine Holdings Inc.	2,195,300	92,105,843
Tokyo Century Corp.	147,500	8,189,019
Tokyo Electric Power Co. Holdings Inc.(a)	4,985,900	13,203,935
Tokyo Electron Ltd.	513,100	139,764,305
Tokyo Gas Co. Ltd.	1,292,300	27,262,604
Tokyu Corp.	1,719,200	19,057,055
Tokyu Fudosan Holdings Corp.	2,090,100	7,966,616
Toppan Printing Co. Ltd.	898,300	13,449,436
Toray Industries Inc.	4,770,700	20,489,689
Toshiba Corp.	1,327,600	40,180,838
Tosoh Corp.	890,700	11,895,095
TOTO Ltd.	487,600	18,216,400
Toyo Suisan Kaisha Ltd.	305,600	18,498,439
Toyoda Gosei Co. Ltd.	224,600	4,342,026
Toyota Industries Corp.	504,100	25,460,078
Toyota Motor Corp.	7,286,464	428,449,321
Toyota Tsusho Corp.	731,400	18,387,035
Trend Micro Inc.	459,000	26,698,666
Tsuruha Holdings Inc.	127,200	17,552,710
Unicharm Corp.	1,387,100	62,421,468

Security	Shares	Value

Japan (continued)
United Urban Investment Corp.	10,146	$9,874,429
USS Co. Ltd.	750,980	11,158,513
Welcia Holdings Co. Ltd.	161,500	14,816,514
West Japan Railway Co.	558,700	23,926,923
Yakult Honsha Co. Ltd.	411,800	23,407,907
Yamada Denki Co. Ltd.	2,482,550	10,730,401
Yamaha Corp.	461,400	21,165,138
Yamaha Motor Co. Ltd.	965,400	14,015,785
Yamato Holdings Co. Ltd.	1,061,300	27,051,958
Yamazaki Baking Co. Ltd.	414,900	6,937,891
Yaskawa Electric Corp.	824,900	27,189,790
Yokogawa Electric Corp.	782,000	11,856,105
Yokohama Rubber Co. Ltd. (The)	405,700	5,149,432
Z Holdings Corp.	9,103,622	47,959,117
ZOZO Inc.	373,400	10,100,482

		11,241,415,592

Malta — 0.0%
BGP Holdings PLC(a)(d)	33,026,812	391

Netherlands — 4.5%
ABN AMRO Bank NV, CVA(c)	1,459,548	12,122,830
Adyen NV(a)(c)	62,140	104,121,935
Aegon NV	6,161,779	18,259,476
AerCap Holdings NV(a)(b)	450,853	12,141,471
Akzo Nobel NV	686,945	64,773,793
Altice Europe NV(a)	2,148,897	10,189,693
ArcelorMittal SA(a)(b)	2,464,493	27,219,215
ASML Holding NV	1,464,913	519,158,186
Davide Campari-Milano NV	2,000,998	20,143,291
EXOR NV	373,232	21,030,176
Heineken Holding NV	395,808	34,330,950
Heineken NV	892,045	86,750,302
ING Groep NV	13,410,858	93,500,766
Just Eat Takeaway.com NV(a)(c)	417,663	45,319,023
Koninklijke Ahold Delhaize NV	3,788,161	109,613,369
Koninklijke DSM NV	593,158	90,902,646
Koninklijke KPN NV	12,272,951	31,841,004
Koninklijke Philips NV(a)	3,149,226	163,444,586
Koninklijke Vopak NV	240,796	13,197,757
NN Group NV	1,005,867	36,872,568
Prosus NV(a)	1,677,379	162,845,397
QIAGEN NV(a)	793,007	39,544,105
Randstad NV	410,301	19,727,456
Unilever NV	5,027,071	297,701,120
Wolters Kluwer NV	939,589	74,285,735

		2,109,036,850

New Zealand — 0.3%
a2 Milk Co. Ltd.(a)	2,528,099	35,096,511
Auckland International Airport Ltd.	4,185,424	17,788,212
Fisher & Paykel Healthcare Corp. Ltd.	1,978,028	47,435,893
Mercury NZ Ltd.	2,356,476	7,330,811
Meridian Energy Ltd.	4,388,886	14,208,974
Ryman Healthcare Ltd.	1,369,922	12,137,231
Spark New Zealand Ltd.	6,322,217	20,762,922

		154,760,554

Norway — 0.6%
DNB ASA(a)	3,262,300	49,785,123
Equinor ASA	3,444,188	50,948,573
Gjensidige Forsikring ASA(a)	689,674	14,159,859

64	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Mowi ASA	1,512,698	$27,291,995
Norsk Hydro ASA(a)	4,638,581	12,977,410
Orkla ASA	2,584,829	25,481,443
Schibsted ASA, Class B(a)	335,177	11,045,998
Telenor ASA	2,483,773	38,533,451
Yara International ASA	609,124	25,515,330

		255,739,182

Portugal — 0.2%
EDP — Energias de Portugal SA	8,812,327	44,652,169
Galp Energia SGPS SA	1,725,370	18,158,225
Jeronimo Martins SGPS SA	862,082	14,572,493

		77,382,887

Singapore — 1.1%
Ascendas REIT	10,584,264	27,323,193
CapitaLand Commercial Trust	9,328,552	10,952,358
CapitaLand Ltd.	8,796,000	17,703,610
CapitaLand Mall Trust(b)	8,921,000	12,295,406
City Developments Ltd.	1,557,000	9,287,727
DBS Group Holdings Ltd.	6,176,600	89,047,898
Genting Singapore Ltd.	20,706,700	11,098,537
Jardine Cycle & Carriage Ltd.	341,854	4,985,838
Keppel Corp. Ltd.	5,005,600	19,711,398
Mapletree Commercial Trust	7,428,900	9,968,042
Mapletree Logistics Trust	9,110,600	14,151,227
Oversea-Chinese Banking Corp. Ltd.	11,379,098	71,031,196
Singapore Airlines Ltd.(b)	4,622,900	11,529,438
Singapore Exchange Ltd.	2,752,600	16,399,578
Singapore Technologies Engineering Ltd.	5,389,300	12,851,317
Singapore Telecommunications Ltd.	28,104,985	50,827,946
Suntec REIT(b)	6,789,700	6,634,725
United Overseas Bank Ltd.	4,048,500	57,245,253
UOL Group Ltd.(b)	1,584,700	7,650,196
Venture Corp. Ltd.	951,500	12,420,222
Wilmar International Ltd.	6,613,300	22,280,643
Yangzijiang Shipbuilding Holdings Ltd.(b)	8,958,700	5,977,693

		501,373,441

Spain — 2.3%
ACS Actividades de Construccion y Servicios SA	933,654	21,584,096
Aena SME SA(a)(c)	232,651	30,344,610
Amadeus IT Group SA	1,484,217	74,345,465
Banco Bilbao Vizcaya Argentaria SA	22,947,630	71,556,501
Banco Santander SA(a)	57,191,486	122,313,681
Bankinter SA	2,328,435	12,065,286
CaixaBank SA	12,338,975	26,555,324
Cellnex Telecom SA(c)	861,105	54,191,617
Enagas SA	852,401	21,540,194
Endesa SA	1,091,748	31,035,447
Ferrovial SA	1,667,830	40,903,612
Grifols SA	1,024,882	29,934,496
Iberdrola SA	19,989,917	258,127,788
Iberdrola SA, New	453,501	5,856,011
Industria de Diseno Textil SA	3,754,099	99,971,276
Mapfre SA	3,730,904	6,732,397
Naturgy Energy Group SA	1,016,503	18,919,712
Red Electrica Corp. SA	1,482,474	28,959,980
Repsol SA	5,120,085	39,838,612
Siemens Gamesa Renewable Energy SA	822,117	19,321,547
Telefonica SA	16,751,987	70,283,126

		1,084,380,778

Security	Shares	Value

Sweden — 3.1%
Alfa Laval AB(a)	1,081,976	$25,626,545
Assa Abloy AB, Class B	3,449,423	75,604,494
Atlas Copco AB, Class A	2,311,029	102,257,803
Atlas Copco AB, Class B	1,342,944	51,911,902
Boliden AB	941,117	25,605,331
Electrolux AB, Series B	777,741	14,591,622
Epiroc AB, Class A	2,265,014	31,680,329
Epiroc AB, Class B	1,343,758	18,310,805
EQT AB	821,890	19,269,032
Essity AB, Class B(a)	2,087,239	68,866,868
Evolution Gaming Group AB(c)	437,033	29,908,742
Hennes & Mauritz AB, Class B(b)	2,764,808	42,955,320
Hexagon AB, Class B(a)	968,830	63,023,062
Husqvarna AB, Class B	1,442,198	13,772,212
ICA Gruppen AB	346,553	17,070,132
Industrivarden AB, Class C(a)	543,431	13,355,900
Investment AB Latour, Class B	507,040	10,397,163
Investor AB, Class B	1,564,804	92,449,951
Kinnevik AB, Class B	832,541	29,201,942
L E Lundbergforetagen AB, Class B(a)	260,285	12,198,697
Lundin Energy AB	640,622	14,821,429
Nibe Industrier AB, Class B(a)	1,073,198	25,774,573
Sandvik AB(a)	3,885,289	72,249,726
Securitas AB, Class B(a)	1,079,812	16,121,942
Skandinaviska Enskilda Banken AB, Class A(a)	5,597,246	54,180,422
Skanska AB, Class B(a)	1,170,695	23,630,930
SKF AB, Class B	1,309,227	24,173,823
Svenska Cellulosa AB SCA, Class B(a)	2,083,252	25,206,921
Svenska Handelsbanken AB, Class A(a)	5,349,358	50,642,999
Swedbank AB, Class A(a)	3,116,651	50,606,660
Swedish Match AB	584,885	45,017,138
Tele2 AB, Class B	1,718,636	24,382,207
Telefonaktiebolaget LM Ericsson, Class B	10,045,010	115,798,582
Telia Co. AB	8,701,752	33,915,531
Volvo AB, Class B(a)	5,116,868	88,305,100

		1,422,885,835

Switzerland — 10.5%
ABB Ltd., Registered	6,342,457	158,753,156
Adecco Group AG, Registered	533,583	25,321,291
Alcon Inc.(a)	1,692,193	102,309,129
Baloise Holding AG, Registered	159,441	24,327,153
Banque Cantonale Vaudoise, Registered	104,072	10,948,324
Barry Callebaut AG, Registered	10,391	21,691,227
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	3,704	28,746,004
Chocoladefabriken Lindt & Spruengli AG, Registered	351	30,134,220
Cie. Financiere Richemont SA, Registered	1,796,471	111,575,917
Clariant AG, Registered	686,285	12,975,818
Coca-Cola HBC AG	688,472	18,099,493
Credit Suisse Group AG, Registered	8,356,724	89,235,151
EMS-Chemie Holding AG, Registered	28,166	24,351,499
Geberit AG, Registered	127,479	70,514,931
Givaudan SA, Registered	31,778	131,380,739
Julius Baer Group Ltd.	771,058	33,903,836
Kuehne + Nagel International AG, Registered(a)	185,542	32,001,253
LafargeHolcim Ltd., Registered	1,801,770	85,186,465
Logitech International SA, Registered	566,339	41,262,998
Lonza Group AG, Registered	256,285	160,188,690
Nestle SA, Registered	10,241,948	1,217,054,610
Novartis AG, Registered	7,393,298	613,358,470

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Partners Group Holding AG	64,339	$62,323,323
Roche Holding AG, NVS	2,417,880	840,158,149
Schindler Holding AG, Participation Certificates, NVS	139,882	35,443,334
Schindler Holding AG, Registered	69,311	17,295,369
SGS SA, Registered	20,830	54,748,302
Sika AG, Registered	487,942	107,543,554
Sonova Holding AG, Registered(a)	188,718	42,651,886
Straumann Holding AG, Registered	35,466	34,924,088
Swatch Group AG (The), Bearer	99,584	20,908,590
Swatch Group AG (The), Registered	181,246	7,220,353
Swiss Life Holding AG, Registered	109,838	40,194,647
Swiss Prime Site AG, Registered	260,183	23,781,704
Swiss Re AG	1,014,091	79,994,691
Swisscom AG, Registered	89,139	47,602,205
Temenos AG, Registered	224,961	33,384,341
UBS Group AG, Registered	12,616,946	148,332,678
Vifor Pharma AG	156,589	22,144,855
Zurich Insurance Group AG	514,878	190,284,691

		4,852,257,134

United Kingdom — 13.6%
3i Group PLC	3,351,961	39,137,484
Admiral Group PLC	657,267	20,703,904
Anglo American PLC	4,227,052	103,758,771
Antofagasta PLC	1,359,178	18,329,784
Ashtead Group PLC	1,549,945	49,535,258
Associated British Foods PLC	1,224,360	28,363,056
AstraZeneca PLC	4,515,912	505,584,415
Auto Trader Group PLC(c)	3,324,787	23,416,052
AVEVA Group PLC	221,254	12,039,809
Aviva PLC	13,496,689	46,712,870
BAE Systems PLC	11,033,402	70,987,507
Barclays PLC	59,625,347	78,696,490
Barratt Developments PLC	3,504,450	23,485,502
Berkeley Group Holdings PLC	433,076	25,317,074
BP PLC	69,701,952	251,717,630
British American Tobacco PLC	7,894,453	261,575,217
British Land Co. PLC (The)	3,014,984	14,487,182
BT Group PLC	30,608,783	39,603,544
Bunzl PLC	1,160,791	33,487,359
Burberry Group PLC	1,390,974	22,866,301
Coca-Cola European Partners PLC	705,601	29,049,593
Compass Group PLC	6,138,748	84,639,880
Croda International PLC	442,986	33,315,305
DCC PLC	338,178	30,324,412
Diageo PLC	8,042,630	295,672,120
Direct Line Insurance Group PLC	4,738,970	18,435,772
Evraz PLC	1,740,375	6,590,037
Experian PLC	3,125,806	109,827,113
Ferguson PLC	775,690	69,148,863
Fiat Chrysler Automobiles NV(a)	3,777,567	38,505,305
GlaxoSmithKline PLC	17,264,060	346,638,478
Glencore PLC	34,391,863	78,831,284
GVC Holdings PLC	2,006,227	17,500,062
Halma PLC	1,307,261	37,369,678
Hargreaves Lansdown PLC(b)	1,142,085	26,217,267
Hikma Pharmaceuticals PLC	595,587	16,806,715
HSBC Holdings PLC	69,909,798	313,991,021
Imperial Brands PLC	3,257,949	54,562,484
Informa PLC	5,161,779	25,060,107
InterContinental Hotels Group PLC	594,460	27,432,834

Security	Shares	Value

United Kingdom (continued)
Intertek Group PLC	555,655	$39,221,591
ITV PLC	12,407,613	9,230,331
J Sainsbury PLC	6,104,391	14,994,478
JD Sports Fashion PLC	1,499,910	11,922,031
Johnson Matthey PLC	666,672	19,591,401
Kingfisher PLC	7,263,427	23,060,920
Land Securities Group PLC	2,426,466	18,363,186
Legal & General Group PLC	20,539,319	57,689,794
Lloyds Banking Group PLC	241,888,077	83,449,093
London Stock Exchange Group PLC	1,083,280	120,625,899
M&G PLC	8,949,377	18,864,162
Melrose Industries PLC	16,719,756	18,710,028
Mondi PLC	1,668,264	29,844,191
National Grid PLC	12,073,763	142,684,668
Natwest Group PLC	16,634,264	23,142,413
Next PLC	456,979	32,688,269
NMC Health PLC(a)(d)	473,933	6
Ocado Group PLC(a)	1,590,669	42,861,557
Pearson PLC(b)	2,643,341	18,422,429
Persimmon PLC(a)	1,095,790	34,546,139
Prudential PLC	8,952,470	129,897,501
Reckitt Benckiser Group PLC	2,442,622	247,049,765
RELX PLC	6,654,001	141,043,983
Rentokil Initial PLC	6,364,507	44,623,931
Rio Tinto PLC	3,860,260	233,823,113
Rolls-Royce Holdings PLC	6,645,549	20,200,801
Royal Dutch Shell PLC, Class A	14,165,045	208,523,562
Royal Dutch Shell PLC, Class B	12,816,467	181,807,936
RSA Insurance Group PLC	3,552,648	20,008,285
Sage Group PLC (The)	3,761,496	36,010,201
Schroders PLC	428,359	16,669,853
Segro PLC	4,059,515	51,640,059
Severn Trent PLC	818,912	26,333,131
Smith & Nephew PLC	3,010,905	59,968,741
Smiths Group PLC	1,362,659	24,234,031
Spirax-Sarco Engineering PLC	253,856	34,351,466
SSE PLC	3,545,208	60,536,623
St. James’s Place PLC	1,841,235	22,769,395
Standard Chartered PLC	9,341,923	47,303,980
Standard Life Aberdeen PLC	8,006,344	26,312,841
Taylor Wimpey PLC	12,540,140	19,479,142
Tesco PLC	33,704,462	96,038,728
Unilever PLC	4,021,515	241,373,768
United Utilities Group PLC	2,344,226	27,691,161
Vodafone Group PLC	92,133,440	139,741,048
Whitbread PLC(a)	693,918	19,854,723
Wm Morrison Supermarkets PLC	8,278,564	20,302,396
WPP PLC	4,264,015	31,788,222

		6,319,014,511

Total Common Stocks — 98.7% (Cost: $48,142,119,682)		45,792,366,205

Preferred Stocks

Germany — 0.6%
Bayerische Motoren Werke AG, Preference Shares, NVS	196,138	10,103,009
Fuchs Petrolub SE, Preference Shares, NVS	239,671	10,514,546
Henkel AG & Co. KGaA, Preference Shares, NVS	613,150	60,469,157

66	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Porsche Automobil Holding SE, Preference Shares, NVS	526,227	$29,924,647
Sartorius AG, Preference Shares, NVS	122,408	47,100,821
Volkswagen AG, Preference Shares, NVS	638,693	94,406,805

		252,518,985

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	20,850,658	8,353,420

Total Preferred Stocks — 0.6% (Cost: $317,007,591)		260,872,405

Rights

Portugal — 0.0%
EDP-Energias de Portugal SA, (Expires 08/06/20)(a)(b)	8,793,360	896,320

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(a)	861,105	3,614,811

Total Rights — 0.0% (Cost: $0)		4,511,131

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(e)(f)(g)	424,867,585	425,334,940

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(e)(f)	14,200,000	$14,200,000

		439,534,940

Total Short-Term Investments — 0.9% (Cost: $439,237,641)		439,534,940

Total Investments in Securities — 100.2% (Cost: $48,898,364,914)		46,497,284,681

Other Assets, Less Liabilities — (0.2)%		(92,030,355)

Net Assets — 100.0%		$46,405,254,326

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$367,156,172	$57,826,932	(a)	$—		$149,853	$201,983	$425,334,940	424,867,585	$6,368,236	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	15,711,000	—		(1,511,000	)(a)	—	—	14,200,000	14,200,000	199,456		—

						$149,853	$201,983	$439,534,940		$6,567,692		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	369	09/17/20	$38,887	$(4,962)
Euro STOXX 50 Index	3,151	09/18/20	118,600	(1,445,248)
FTSE 100 Index	878	09/18/20	67,835	(3,799,007)

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

TOPIX Index	692	09/10/20	$97,946	$(7,001,145)

				$(12,250,362)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$12,250,362

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$41,262,125

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(17,984,395)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$373,078,857

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$45,786,509,797	$5,856,011	$397	$45,792,366,205
Preferred Stocks	260,872,405	—	—	260,872,405
Rights	4,511,131	—	—	4,511,131
Money Market Funds	439,534,940	—	—	439,534,940

	$46,491,428,273	$5,856,011	$397	$46,497,284,681

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(12,250,362)	$—	$—	$(12,250,362)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

68	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.5%
Abacus Property Group	1,346,292	$2,597,178
Accent Group Ltd.	1,438,596	1,434,048
Adbri Ltd.	1,527,342	2,420,687
AET&D Holdings No. 1 Pty Ltd.(a)(b)	169,200	1
ALS Ltd.	1,814,331	11,046,745
Altium Ltd.	456,052	10,743,848
Alumina Ltd.	9,536,636	10,395,585
Ansell Ltd.	520,157	14,343,031
AP Eagers Ltd.	569,310	3,311,157
Appen Ltd.	414,113	10,587,381
ARB Corp. Ltd.	309,265	4,258,358
Atlas Arteria Ltd.	3,327,195	15,748,251
AUB Group Ltd.	286,946	2,683,415
Austal Ltd.	1,231,122	2,913,568
Australian Agricultural Co. Ltd.(b)	2,289,732	1,674,923
Australian Pharmaceutical Industries Ltd.	1,906,052	1,510,453
Aventus Group	1,128,936	1,700,195
Avita Therapeutics Inc.(b)	384,912	1,675,561
Bank of Queensland Ltd.	1,683,449	7,183,351
Bapcor Ltd.	1,218,570	5,470,600
Beach Energy Ltd.	6,457,133	6,552,489
Bega Cheese Ltd.	836,411	2,669,254
Bendigo & Adelaide Bank Ltd.	2,064,503	10,186,244
Bingo Industries Ltd.(c)	1,366,203	1,895,860
Blackmores Ltd.	50,581	2,557,329
Boral Ltd.	4,775,325	12,294,405
Bravura Solutions Ltd.	1,014,789	3,042,021
Breville Group Ltd.	364,696	6,781,779
Brickworks Ltd.	265,485	3,109,112
BWP Trust	1,977,965	5,461,217
BWX Ltd.	462,839	1,294,508
carsales.com Ltd.	873,816	11,530,495
Cedar Woods Properties Ltd.	425,618	1,553,631
Centuria Industrial REIT	1,264,344	2,983,124
Centuria Office REIT	1,301,168	1,740,293
Challenger Ltd.	2,027,024	6,308,974
Champion Iron Ltd.(b)	1,189,142	2,379,294
Charter Hall Group	1,765,773	13,321,734
Charter Hall Long Wale REIT	1,482,323	4,921,913
Charter Hall Retail REIT	1,708,110	3,895,409
Charter Hall Social Infrastructure REIT	1,255,138	2,187,298
Cleanaway Waste Management Ltd.	7,553,475	11,321,480
Clinuvel Pharmaceuticals Ltd.(c)	150,526	2,379,213
Collins Foods Ltd.	391,567	2,673,334
Cooper Energy Ltd.(b)	5,777,510	1,553,753
Coronado Global Resources Inc.(d)	678,310	425,644
Corporate Travel Management Ltd.(c)	329,900	2,065,412
Costa Group Holdings Ltd.	1,333,209	2,858,772
Credit Corp. Group Ltd.	244,630	3,329,784
Cromwell Property Group	5,958,098	3,781,473
CSR Ltd.	1,886,856	4,722,526
Data#3 Ltd.	538,372	2,181,429
Dicker Data Ltd.	171,643	934,282
Domain Holdings Australia Ltd.	850,095	2,011,831
Domino’s Pizza Enterprises Ltd.	225,974	11,979,276
Downer EDI Ltd.	2,660,526	7,841,867
Ecofibre Ltd.(b)(c)	583,256	1,045,705
Elders Ltd.	575,032	4,222,815

Security	Shares	Value

Australia (continued)
Emeco Holdings Ltd.(b)(c)	1,119,507	$814,898
EML Payments Ltd.(b)	1,092,938	2,468,972
Estia Health Ltd.	998,460	1,041,847
Flight Centre Travel Group Ltd.	540,580	4,105,500
Freedom Foods Group Ltd.(a)(c)	445,256	865,026
G8 Education Ltd.	3,133,446	1,808,957
GDI Property Group	3,588,317	2,766,364
Genworth Mortgage Insurance Australia Ltd.	880,633	1,070,471
Gold Road Resources Ltd.(b)	2,949,898	3,881,979
GrainCorp Ltd., Class A(b)	869,184	2,325,041
Growthpoint Properties Australia Ltd.	695,020	1,599,972
GUD Holdings Ltd.	363,575	2,930,694
GWA Group Ltd.	902,125	1,843,834
Hansen Technologies Ltd.(c)	658,331	1,392,761
Harvey Norman Holdings Ltd.	2,183,015	5,823,845
Healius Ltd.	2,114,235	4,942,891
HT&E Ltd.	122,014	105,003
HUB24 Ltd.(c)	213,973	2,047,033
IDP Education Ltd.	532,841	5,082,290
IGO Ltd.	2,013,241	6,641,463
Iluka Resources Ltd.	1,602,574	10,401,041
Incitec Pivot Ltd.	7,454,687	9,863,611
Infigen Energy	2,885,238	1,903,617
Ingenia Communities Group	985,811	3,358,129
Inghams Group Ltd.	1,181,536	2,813,165
Integral Diagnostics Ltd.	566,512	1,503,215
Integrated Research Ltd.	358,622	1,046,746
Investec Australia Property Fund(c)	1,897,759	1,653,589
InvoCare Ltd.	509,920	3,492,332
IOOF Holdings Ltd.	1,154,269	3,774,696
IPH Ltd.	802,058	4,279,459
IRESS Ltd.	629,167	4,633,898
JB Hi-Fi Ltd.	445,866	14,603,115
Jumbo Interactive Ltd.	184,509	1,439,649
Jupiter Mines Ltd.	5,786,525	1,224,193
Kogan.com Ltd.	226,809	2,709,851
Lifestyle Communities Ltd.	345,341	2,142,271
Link Administration Holdings Ltd.	2,005,935	5,725,456
Lovisa Holdings Ltd.(c)	197,475	896,450
Lynas Corp. Ltd.(b)	2,659,025	4,252,432
Mayne Pharma Group Ltd.(b)	5,422,018	1,535,919
McMillan Shakespeare Ltd.	257,493	1,628,711
Megaport Ltd.(b)	434,729	4,099,723
Mesoblast Ltd.(b)(c)	1,648,369	4,468,445
Metcash Ltd.	3,846,659	7,475,894
Mineral Resources Ltd.	610,874	11,276,396
Moelis Australia Ltd.(c)	199,122	471,241
Monadelphous Group Ltd.	362,962	2,319,258
Mount Gibson Iron Ltd.	1,982,413	1,009,398
Nanosonics Ltd.(b)	1,028,030	4,563,589
National Storage REIT	3,399,276	4,388,025
nearmap Ltd.(b)(c)	1,549,855	2,534,172
Netwealth Group Ltd.	366,892	3,160,031
New Hope Corp. Ltd.	1,641,801	1,542,417
NEXTDC Ltd.(b)	1,621,832	13,247,677
NIB Holdings Ltd.	1,720,676	5,466,545
Nine Entertainment Co. Holdings Ltd.	5,520,772	5,364,747
NRW Holdings Ltd.	1,492,341	1,963,877
Nufarm Ltd./Australia(b)	1,070,878	3,087,281
Omni Bridgeway Ltd.	921,400	3,026,383

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
oOh!media Ltd.	2,138,180	$1,150,047
Orocobre Ltd.(b)(c)	842,246	1,793,930
Orora Ltd.	3,702,641	6,107,305
OZ Minerals Ltd.	1,219,882	11,924,051
Pact Group Holdings Ltd.(b)	937,675	1,412,153
Pendal Group Ltd.	858,349	3,582,589
Perenti Global Ltd.	2,217,244	1,900,166
Perpetual Ltd.	169,171	3,679,667
Perseus Mining Ltd.(b)	4,418,501	4,863,999
Pilbara Minerals Ltd.(b)(c)	6,444,154	1,617,499
Pinnacle Investment Management Group Ltd.(c)	398,057	1,441,607
Platinum Asset Management Ltd.	1,055,803	2,824,242
PolyNovo Ltd.(b)(c)	2,129,771	3,344,931
Premier Investments Ltd.	339,967	4,086,212
Pro Medicus Ltd.	177,135	3,038,615
Qube Holdings Ltd.	6,783,042	13,279,976
Ramelius Resources Ltd.	2,867,827	4,483,525
Regis Healthcare Ltd.	520,834	493,041
Regis Resources Ltd.	1,945,573	7,855,359
Reliance Worldwide Corp. Ltd.	2,988,699	5,744,168
Resolute Mining Ltd.(b)	3,816,745	3,558,333
Rural Funds Group(c)	1,070,489	1,566,111
Sandfire Resources Ltd.	675,623	2,291,795
Saracen Mineral Holdings Ltd.(b)	4,018,205	17,289,940
Select Harvests Ltd.	408,625	1,749,482
Service Stream Ltd.	1,435,453	1,847,837
Seven Group Holdings Ltd.	497,586	6,077,052
SG Fleet Group Ltd.	619,486	675,282
Shopping Centres Australasia Property Group	3,983,285	6,170,286
Sigma Healthcare Ltd.	4,750,656	2,265,611
Silver Lake Resources Ltd.(b)	3,377,982	5,935,175
Sims Ltd.	624,654	3,561,367
SmartGroup Corp. Ltd.	450,922	1,953,208
Southern Cross Media Group Ltd.	10,052,838	1,189,550
Spark Infrastructure Group	6,419,432	10,404,355
St. Barbara Ltd.	2,682,901	6,445,544
Star Entertainment Grp Ltd. (The)	3,092,303	5,654,997
Steadfast Group Ltd.	3,246,756	7,800,179
Super Retail Group Ltd.	573,737	3,653,726
Tassal Group Ltd.	1,072,727	2,777,196
Technology One Ltd.	947,515	5,714,684
Tuas Ltd.(b)(c)	712,574	360,271
Tyro Payments Ltd.(b)	675,002	1,660,387
United Malt Grp Ltd.(b)	1,038,734	2,994,612
Village Roadshow Ltd.	441,735	690,603
Viva Energy Group Ltd.(d)	3,911,519	4,516,286
Vocus Group Ltd.(b)	2,126,965	4,408,271
Waypoint REIT	2,350,160	4,264,107
Webjet Ltd.(c)	1,253,191	2,543,395
Western Areas Ltd.	1,095,250	1,900,810
Westgold Resources Ltd.(b)	1,430,129	2,420,457
Whitehaven Coal Ltd.	3,381,990	3,359,172
Worley Ltd.	1,317,533	7,747,926
Zip Co. Ltd.(b)(c)	894,834	3,818,296

		725,488,185

Austria — 1.0%
Agrana Beteiligungs AG	10,995	227,008
ams AG(b)	999,617	16,658,452
AT&S Austria Technologie & Systemtechnik AG	96,817	1,831,778
BAWAG Group AG(b)(d)	268,131	9,816,329

Security	Shares	Value

Austria (continued)
CA Immobilien Anlagen AG(b)	267,144	$8,402,881
DO & CO AG(b)(c)	25,549	1,318,740
EVN AG	158,772	2,639,735
FACC AG(b)(c)	123,811	764,242
IMMOFINANZ AG(b)	304,955	5,059,348
Kapsch TrafficCom AG	33,830	604,060
Lenzing AG(b)	50,576	2,359,351
Oesterreichische Post AG(c)	126,703	4,067,784
Palfinger AG(b)(c)	36,348	1,003,618
Porr AG(b)(c)	28,442	464,131
S IMMO AG	220,311	3,860,873
S&T AG(b)(c)	189,983	5,194,021
Schoeller-Bleckmann Oilfield Equipment AG	40,551	1,059,729
Semperit AG Holding(b)	7,735	153,663
Telekom Austria AG(b)	533,253	4,023,047
UNIQA Insurance Group AG	463,767	2,922,996
Vienna Insurance Group AG Wiener Versicherung Gruppe(b)	85,034	1,890,391
Wienerberger AG(b)	440,799	10,148,636
Zumtobel Group AG	146,922	1,129,279

		85,600,092

Belgium — 1.5%
Ackermans & van Haaren NV(b)	93,604	12,064,853
Aedifica SA	104,696	12,132,695
AGFA-Gevaert NV(b)	701,944	2,847,067
Barco NV	261,975	5,170,938
Befimmo SA	75,739	3,448,113
Bekaert SA	134,323	2,622,398
Biocartis NV(b)(c)(d)	170,539	891,348
bpost SA(b)	373,914	2,431,843
Cie. d’Entreprises CFE(b)	26,453	1,676,644
Cofinimmo SA	86,943	12,440,021
D’ieteren SA/NV	85,142	4,626,265
Econocom Group SA/NV	543,636	1,510,696
Euronav NV	674,017	6,535,606
Exmar NV(b)	131,612	308,150
Fagron	227,770	5,106,649
Gimv NV	82,495	4,458,050
Intervest Offices & Warehouses NV(c)	106,693	2,744,077
Ion Beam Applications(c)	99,161	850,120
KBC Ancora(b)	140,668	4,734,034
Kinepolis Group NV(b)(c)	57,167	2,041,519
Melexis NV	76,497	6,544,615
Mithra Pharmaceuticals SA(b)(c)	65,313	1,322,222
Montea CVA	35,929	4,014,931
Ontex Group NV(b)(c)	251,893	3,598,191
Orange Belgium SA	127,698	2,147,261
Recticel SA	142,073	1,443,131
Retail Estates NV	26,576	1,700,153
Sioen Industries NV(b)	2,785	57,632
Tessenderlo Group SA(b)	106,416	3,171,090
Van de Velde NV(b)	4,613	104,188
Warehouses De Pauw CVA	484,043	15,540,139
X-Fab Silicon Foundries SE(b)(c)(d)	219,620	781,699

		129,066,338

China — 0.1%
Citychamp Watch & Jewellery Group Ltd.(b)(c)	6,044,000	1,216,568
Cstone Pharmaceuticals(b)(c)	1,574,000	2,112,152
O-Net Technologies Group Ltd.	1,669,000	1,345,933

70	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Suncity Group Holdings Ltd.(b)(c)	5,140,000	$543,831
TK Group Holdings Ltd.	66,000	17,798

		5,236,282

Denmark — 1.8%
ALK-Abello A/S(b)	25,880	7,313,694
Alm Brand A/S(b)	316,098	3,241,954
Amagerbanken A/S(a)(b)	130,550	0	(e)
Bavarian Nordic A/S(b)	222,656	6,903,815
Chemometec A/S	47,360	2,699,347
D/S Norden A/S	122,151	1,834,597
Dfds A/S(b)	129,754	4,027,356
Drilling Co. of 1972 A/S (The)(b)(c)	70,349	1,632,893
FLSmidth & Co. A/S(b)	149,843	4,461,758
ISS A/S(b)	614,872	9,486,677
Jyske Bank A/S, Registered(b)	217,599	6,971,570
Matas A/S(b)	173,147	1,740,088
Netcompany Group A/S(b)(d)	148,962	10,737,023
Nilfisk Holding A/S(b)	87,088	1,202,902
NKT A/S(b)	120,920	3,365,368
NNIT A/S(d)	46,107	868,169
Per Aarsleff Holding A/S	87,611	3,407,825
Ringkjoebing Landbobank A/S	104,516	7,790,600
Rockwool International A/S, Class B	32,842	10,699,401
Royal Unibrew A/S(b)	197,713	20,032,934
Scandinavian Tobacco Group A/S(d)	228,905	3,376,164
Schouw & Co. A/S	55,291	4,547,123
SimCorp A/S	159,924	18,687,189
Spar Nord Bank A/S(b)	302,647	2,503,379
Sydbank A/S(b)	227,457	4,326,220
Topdanmark A/S	172,048	7,364,140
Zealand Pharma A/S(b)	109,377	3,792,549

		153,014,735

Finland — 1.8%
Adapteo OYJ(b)	145,354	1,231,793
Aktia Bank OYJ(b)	150,674	1,546,533
BasWare OYJ(b)	33,510	1,386,895
Cargotec OYJ, Class B	149,749	4,472,995
Caverion OYJ(b)	386,542	2,879,641
Citycon OYJ(c)	239,032	1,741,157
Finnair OYJ(b)	2,682,100	1,515,382
F-Secure OYJ(b)(c)	484,363	1,692,504
Huhtamaki OYJ(b)	376,885	16,846,193
Kemira OYJ	374,242	4,996,290
Kesko OYJ, Class B	984,714	21,076,079
Konecranes OYJ	236,696	6,034,493
Metsa Board OYJ	673,904	5,271,437
Metso Outotec Oyj	2,381,578	15,489,187
Musti Group OYJ(b)	91,072	1,852,313
Neles Oyj	403,000	5,832,941
Nokian Renkaat OYJ	514,238	12,380,639
Oriola OYJ, Class B	686,264	1,493,173
Outokumpu OYJ(b)(c)	1,190,718	3,210,295
Rovio Entertainment OYJ(c)(d)	172,342	1,157,552
Sanoma OYJ	294,154	3,321,844
TietoEVRY OYJ	356,639	10,500,967
TietoEVRY OYJ, New, New	12,844	378,861
Tokmanni Group Corp.	162,046	3,046,748
Uponor OYJ	228,203	3,837,268
Valmet OYJ	512,672	14,373,823

Security	Shares	Value

Finland (continued)
YIT OYJ	540,154	$3,155,337

		150,722,340

France — 2.7%
AB Science SA(b)	102,949	1,072,505
ABC arbitrage	56,507	464,396
Air France-KLM(b)(c)	707,710	2,919,829
Akka Technologies(c)	43,034	896,641
AKWEL(c)	19,010	300,324
Albioma SA	115,697	5,192,004
ALD SA(c)(d)	358,351	3,593,400
Alten SA(b)	113,065	8,850,897
APERAM SA	186,744	5,308,627
Aubay	18,906	744,466
Beneteau SA(c)	157,224	1,137,814
Boiron SA	27,351	1,080,241
Bonduelle SCA	62,944	1,518,398
Carmila SA(c)	175,625	2,076,766
Cellectis SA(b)	120,703	1,912,599
CGG SA(b)	2,600,883	2,207,625
Chargeurs SA	59,617	988,369
Cie. des Alpes	19,424	343,614
Cie. Plastic Omnium SA	218,653	4,413,571
Coface SA(b)	354,319	2,807,181
DBV Technologies SA(b)	148,074	1,218,679
Derichebourg SA	461,501	1,338,117
Devoteam SA	17,640	2,037,954
Elior Group SA(d)	341,538	1,894,144
Elis SA(b)	716,135	8,739,281
Eramet(b)(c)	33,222	907,877
Etablissements Maurel et Prom SA	116,585	229,953
Europcar Mobility Group(b)(c)(d)	388,922	608,448
Eutelsat Communications SA	679,952	6,890,650
FFP	23,410	1,824,265
Fnac Darty SA(b)	63,251	2,504,113
Gaztransport Et Technigaz SA	89,830	8,312,026
Genfit(b)(c)	142,307	709,460
GL Events(b)	23,195	296,223
Groupe Crit(b)	2,785	154,948
Groupe Guillin	7,742	191,795
Guerbet	27,692	987,286
ID Logistics Group(b)	12,092	2,645,276
Imerys SA	117,322	4,317,379
Innate Pharma SA(b)(c)	229,991	1,406,056
Interparfums SA(b)	60,288	2,826,671
IPSOS	152,515	4,030,800
Jacquet Metal Service SA	121,144	1,532,805
Kaufman & Broad SA	62,632	2,695,869
Korian SA(b)	204,412	8,402,089
Lagardere SCA(b)(c)	200,346	3,044,282
LISI(b)(c)	67,570	1,522,923
LNA Sante SA	10,926	661,504
Maisons du Monde SA(b)(d)	169,609	2,585,252
Manitou BF SA(b)(c)	55,754	1,031,131
Mercialys SA	227,617	1,719,914
Mersen SA(b)	69,016	1,848,499
Metropole Television SA(b)	134,347	1,626,781
Nexans SA(b)	97,932	5,118,563
Nexity SA	152,607	5,208,011
Oeneo SA(b)	141,214	1,910,315
Quadient	142,500	2,106,328

SCHEDULE OF INVESTMENTS	71

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Rallye SA(b)	80,856	$559,331
Rexel SA(b)	931,646	11,001,290
Rubis SCA	339,955	16,063,791
SMCP SA(b)(c)(d)	92,666	401,054
Societe BIC SA	93,472	5,543,111
SOITEC(b)(c)	80,961	9,535,343
Solutions 30 SE(b)	303,008	5,091,542
Sopra Steria Group(b)	61,438	9,183,015
SPIE SA	452,779	7,361,903
Synergie SA	37,440	885,456
Tarkett SA(b)	120,893	1,511,045
Television Francaise 1(b)	218,737	1,259,140
Trigano SA	32,748	3,748,532
Vallourec SA(b)	27,026	892,754
Verallia SA(d)	114,247	3,836,757
Vicat SA	60,952	2,018,121
Vilmorin & Cie SA	19,855	1,173,927
Virbac SA(b)	16,752	3,656,786

		226,637,832

Germany — 5.3%
Aareal Bank AG(b)	221,996	4,092,535
ADO Properties SA(b)(d)	254,504	7,198,747
ADVA Optical Networking SE(b)	213,320	1,780,891
Aixtron SE(b)	421,193	5,120,064
alstria office REIT AG(b)	561,915	8,432,054
Amadeus Fire AG(b)	22,285	2,595,673
AURELIUS Equity Opportunities SE & Co. KGaA(b)(c)	91,515	1,406,814
Aurubis AG	125,964	8,418,791
Basler AG	4,823	335,348
BayWa AG(c)	60,380	1,909,933
Bechtle AG	114,034	22,235,973
Bertrandt AG	26,830	996,211
bet-at-home.com AG	11,203	433,857
Bilfinger SE	114,756	1,998,846
Borussia Dortmund GmbH & Co. KGaA	267,151	1,772,233
Cancom SE	149,482	9,006,047
Ceconomy AG(b)	610,610	2,202,241
Cewe Stiftung & Co. KGaA	18,551	2,103,716
CompuGroup Medical SE & Co. KgaA	92,684	8,121,273
Corestate Capital Holding SA(b)	77,649	1,650,004
CropEnergies AG	134,626	1,453,452
CTS Eventim AG & Co. KGaA(b)	225,566	8,940,849
Datagroup SE(c)	16,752	1,105,356
Dermapharm Holding SE	54,742	2,773,784
Deutsche Beteiligungs AG	28,102	1,051,749
Deutsche EuroShop AG(b)	188,759	2,805,718
Deutsche Pfandbriefbank AG(b)(d)	483,855	3,081,074
Deutz AG(b)	465,266	2,340,453
DIC Asset AG	177,273	2,305,878
Draegerwerk AG & Co. KGaA(b)	15,077	1,176,684
Duerr AG	194,929	5,352,292
Eckert & Ziegler Strahlen- und Medizintechnik AG	52,376	2,793,251
Elmos Semiconductor SE	33,711	839,122
ElringKlinger AG(b)(c)	146,351	891,259
Encavis AG(c)	320,870	5,069,168
Evotec SE(b)(c)	489,610	12,980,368
Flatex AG(b)	51,172	2,293,363
Freenet AG	462,413	8,007,935
Gerresheimer AG	123,916	14,257,434
Grand City Properties SA	433,107	10,335,167

Security	Shares	Value

Germany (continued)
Grenke AG(b)(c)	105,659	$7,996,273
Hamborner REIT AG(b)	260,372	2,691,881
Hamburger Hafen und Logistik AG	79,870	1,386,471
HelloFresh SE(b)	536,484	29,321,612
Hornbach Baumarkt AG	37,733	1,398,814
Hornbach Holding AG & Co. KGaA	35,326	3,412,854
Hugo Boss AG	228,275	6,240,901
Hypoport SE(b)	13,343	6,303,350
Indus Holding AG(b)(c)	68,870	2,357,652
Jenoptik AG	198,872	5,107,808
JOST Werke AG(b)(d)	48,976	1,798,233
K+S AG, Registered(c)	708,633	4,704,299
Kloeckner & Co. SE(b)	323,976	2,053,425
Koenig & Bauer AG(b)	52,223	1,127,005
Krones AG	54,070	3,292,795
KWS Saat SE & Co. KGaA	49,924	3,878,608
Leoni AG(b)(c)	113,030	937,611
LPKF Laser & Electronics AG	93,523	2,421,942
MBB SE(b)	2,236	161,288
MLP SE	461,315	2,831,171
MorphoSys AG(b)	123,002	15,708,585
New Work SE	11,537	3,778,973
Nordex SE(b)	243,147	2,523,000
Norma Group SE	123,087	3,408,790
OHB SE(b)	9,860	472,791
OSRAM Licht AG(b)	148,637	7,802,130
PATRIZIA AG	203,754	5,577,740
Pfeiffer Vacuum Technology AG	21,869	4,370,355
PNE AG	148,382	880,818
ProSiebenSat.1 Media SE(b)	799,602	8,250,689
Rational AG	15,410	9,220,496
Rheinmetall AG	165,557	15,708,677
Rhoen-Klinikum AG	7,079	146,658
Rocket Internet SE(b)(d)	263,949	5,686,821
Salzgitter AG(b)(c)	136,832	1,883,397
SGL Carbon SE(b)(c)	243,158	901,420
Siltronic AG	78,997	7,099,460
Sirius Real Estate Ltd.	2,701,939	2,606,526
Sixt SE(b)	54,446	4,088,282
SMA Solar Technology AG(b)	50,839	1,490,904
Software AG	197,784	9,261,631
Stabilus SA	92,228	4,632,852
Stratec SE	27,824	3,270,447
Stroeer SE & Co. KGaA(c)	111,653	7,664,322
Suedzucker AG	276,029	4,641,469
TAG Immobilien AG	536,353	14,092,755
Takkt AG(b)	144,844	1,788,143
TUI AG(c)	1,607,403	6,078,091
Varta AG(b)(c)	69,212	7,766,918
VERBIO Vereinigte BioEnergie AG	88,901	1,110,125
Vossloh AG(b)(c)	47,739	2,150,797
Wacker Chemie AG(b)	57,811	5,232,390
Wacker Neuson SE(b)(c)	118,303	2,092,804
Washtec AG(b)	37,647	1,551,437
Wuestenrot & Wuerttembergische AG	43,460	731,814
zooplus AG(b)	23,715	4,094,276

		448,856,383

Hong Kong — 2.1%
Apollo Future Mobility Group Ltd.(b)	5,404,000	324,232
Ausnutria Dairy Corp. Ltd.	2,098,000	3,513,721

72	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
BOCOM International Holdings Co. Ltd.	177,000	$23,066
Brightoil Petroleum Holdings Ltd.(a)(b)(c)	12,938,512	1,001,665
Cafe de Coral Holdings Ltd.(c)	1,806,000	3,616,567
Champion REIT	8,300,000	4,401,564
Chinese Estates Holdings Ltd.	102,500	67,714
Chow Sang Sang Holdings International Ltd.	1,452,000	1,547,511
CITIC Telecom International Holdings Ltd.	6,754,000	2,143,795
CMBC Capital Holdings Ltd.	63,610,000	1,149,054
C-Mer Eye Care Holdings Ltd.(c)	1,098,000	918,046
Comba Telecom Systems Holdings Ltd.(c)	5,856,000	2,440,567
Crystal International Group Ltd.(d)	2,155,500	467,245
CSI Properties Ltd.	54,500,000	1,673,634
Dah Sing Banking Group Ltd.	2,000,000	1,806,405
Dah Sing Financial Holdings Ltd.	547,200	1,510,939
DTXS Silk Road Investment Holdings Co. Ltd.(b)	772,000	436,293
Emperor International Holdings Ltd.	1,030,000	162,138
Fairwood Holdings Ltd.(c)	179,000	383,397
Far East Consortium International Ltd.	1,588,000	471,265
FIH Mobile Ltd.(b)(c)	11,363,000	1,260,894
First Pacific Co. Ltd.	7,548,000	1,577,735
Giordano International Ltd.	6,684,000	983,169
Guotai Junan International Holdings Ltd.	12,552,000	1,781,528
Haitong International Securities Group Ltd.	8,913,000	2,403,573
Hang Lung Group Ltd.	3,305,000	7,991,497
Health and Happiness H&H International Holdings Ltd.	818,500	3,273,915
HKBN Ltd.	3,006,500	5,555,093
Hong Kong Television Network Ltd.(b)	2,125,000	2,113,978
Hongkong & Shanghai Hotels Ltd. (The)(c)	813,500	666,528
Hutchison Telecommunications Hong Kong Holdings Ltd.	12,912,000	2,115,847
Hysan Development Co. Ltd.	2,328,000	6,428,118
Johnson Electric Holdings Ltd.	1,410,250	2,594,793
K Wah International Holdings Ltd.	1,909,000	805,454
Kerry Logistics Network Ltd.	2,563,500	4,200,724
Lai Sun Development Co. Ltd.	1,949,153	2,082,396
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	766,500	93,956
Leyou Technologies Holdings Ltd.(b)	4,400,000	1,737,245
Lifestyle International Holdings Ltd.(c)	997,500	808,276
Luk Fook Holdings International Ltd.	1,365,000	2,927,189
Macau Legend Development Ltd.(b)	2,058,000	265,542
Man Wah Holdings Ltd.	5,836,400	6,626,967
Mandarin Oriental International Ltd.(c)	1,188,900	1,759,572
Melco International Development Ltd.(c)	2,679,000	5,053,673
Microport Scientific Corp.	3,272,000	15,874,068
Minth Group Ltd.(c)	2,828,000	8,429,047
Nissin Foods Co. Ltd.	1,641,000	1,588,024
Pacific Basin Shipping Ltd.(c)	17,887,000	2,192,543
Pacific Textiles Holdings Ltd.(c)	3,176,000	1,483,461
Prosperity REIT	8,262,000	2,483,866
Regal Hotels International Holdings Ltd.	70,000	25,741
Sa Sa International Holdings Ltd.(c)	6,382,000	922,278
Shangri-La Asia Ltd.	3,928,000	2,838,224
Shun Tak Holdings Ltd.(c)	5,602,000	2,016,668
SITC International Holdings Co. Ltd.	5,205,000	5,218,298
SmarTone Telecommunications Holdings Ltd.	1,973,000	1,031,025
Stella International Holdings Ltd.	1,710,000	1,663,622
Sun Hung Kai & Co. Ltd.	467,000	180,167
SUNeVision Holdings Ltd.	2,024,000	1,512,085
Sunlight REIT(c)	1,360,000	635,235

Security	Shares	Value

Hong Kong (continued)
Television Broadcasts Ltd.	1,249,500	$1,455,831
Town Health International Medical Group Ltd.(a)(b)(c)	7,626,000	3,995
United Laboratories International Holdings Ltd. (The)	3,008,000	2,802,219
Value Partners Group Ltd.	4,340,000	2,183,944
Vitasoy International Holdings Ltd.(c)	2,898,000	11,012,116
VPower Group International Holdings Ltd.(d)	1,219,000	486,015
VSTECS Holdings Ltd.(c)	5,782,000	3,409,427
VTech Holdings Ltd.	611,700	3,318,880
Xinyi Automobile Glass Hong Kong Enterprises Ltd.(b)	1	0	(e)
Xinyi Glass Holdings Ltd.	6,888,000	10,096,214
Yue Yuen Industrial Holdings Ltd.	3,138,500	4,980,975

		181,010,448

Ireland — 0.7%
AIB Group PLC(b)	3,168,651	3,960,505
Bank of Ireland Group PLC(b)	3,764,230	7,789,603
C&C Group PLC	1,288,354	3,914,582
Cairn Homes PLC(b)	2,909,955	2,938,632
Dalata Hotel Group PLC	810,462	2,496,557
Glanbia PLC	775,507	9,417,970
Glenveagh Properties PLC(b)(d)	2,460,998	2,037,091
Grafton Group PLC	880,292	7,434,889
Greencore Group PLC	1,708,332	2,867,755
Hibernia REIT PLC	3,050,041	4,097,181
Irish Residential Properties REIT PLC	1,750,568	3,001,567
Origin Enterprises PLC	531,926	1,993,938
UDG Healthcare PLC	964,800	9,016,053
Uniphar PLC(b)	848,191	2,106,270

		63,072,593

Israel — 2.0%
AFI Properties Ltd.(b)(c)	102,173	2,303,679
Airport City Ltd.(b)	361,894	4,138,815
Alony Hetz Properties & Investments Ltd.	560,553	5,993,950
Amot Investments Ltd.	633,107	3,051,791
Ashtrom Group Ltd.	105,888	1,251,142
AudioCodes Ltd.	85,012	3,103,385
Bayside Land Corp.	5,309	3,220,588
Bezeq The Israeli Telecommunication Corp. Ltd.(b)	7,800,409	7,809,007
Big Shopping Centers Ltd.	14,201	985,899
Blue Square Real Estate Ltd.	14,416	533,887
Caesarstone Ltd.	114,810	1,316,871
Cellcom Israel Ltd.(b)	346,499	1,344,342
Clal Insurance Enterprises Holdings Ltd.(b)	170,742	1,465,403
Compugen Ltd.(b)(c)	290,407	4,184,765
Delek Automotive Systems Ltd.	194,047	906,855
Delek Group Ltd.	19,502	432,715
Delta-Galil Industries Ltd.	11,411	117,053
Elco Ltd.	22,929	799,962
Electra Ltd./Israel	10,028	4,534,964
Energix-Renewable Energies Ltd.(b)	677,862	2,992,575
Enlight Renewable Energy Ltd.(b)	2,878,955	4,914,680
Equital Ltd.(b)	127,042	2,188,539
Fattal Holdings 1998 Ltd.(c)	23,130	921,869
FIBI Holdings Ltd.	66,955	1,666,470
First International Bank of Israel Ltd.	204,587	4,630,230
Fiverr International Ltd.(b)(c)	37,247	3,479,987
Formula Systems 1985 Ltd.	18,145	1,586,637
Gazit-Globe Ltd.	261,518	1,086,119
Gilat Satellite Networks Ltd.(b)	99,381	551,784
Harel Insurance Investments & Financial Services Ltd.	535,977	3,509,903

SCHEDULE OF INVESTMENTS	73

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Hilan Ltd.(b)	44,176	$1,968,427
IDI Insurance Co. Ltd.	39,633	898,026
Inmode Ltd.(b)(c)	57,441	1,858,791
Isracard Ltd.(c)	703,972	1,625,927
Israel Corp. Ltd. (The)(b)	9,739	835,855
Ituran Location and Control Ltd.	118,238	1,564,289
Kornit Digital Ltd.(b)	155,915	8,355,485
Matrix IT Ltd.	233,184	6,018,337
Maytronics Ltd.	136,616	2,087,638
Mega Or Holdings Ltd.	90,378	2,045,442
Melisron Ltd.	86,002	3,197,673
Menora Mivtachim Holdings Ltd.	183,546	2,173,042
Migdal Insurance & Financial Holdings Ltd.	1,203,812	735,963
Mivne Real Estate KD Ltd.(b)	2,060,299	4,004,026
Naphtha Israel Petroleum Corp. Ltd.(b)	406,424	1,478,881
Norstar Holdings Inc.	73,214	244,029
Nova Measuring Instruments Ltd.(b)	86,597	4,347,349
Oil Refineries Ltd.	5,987,734	1,114,038
OPC Energy Ltd.	164,195	1,330,065
Partner Communications Co. Ltd.(b)	448,502	1,835,006
Paz Oil Co. Ltd.	30,804	2,439,150
Phoenix Holdings Ltd. (The)(b)	588,416	2,642,662
Property & Building Corp. Ltd.(c)	2,595	199,454
Radware Ltd.(b)	143,066	3,655,336
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	58,498	3,560,860
REIT 1 Ltd.	554,425	2,170,605
Sapiens International Corp. NV(c)	116,808	3,491,623
Shapir Engineering and Industry Ltd.(b)	388,151	2,886,390
Shikun & Binui Ltd.	874,618	3,956,314
Shufersal Ltd.	713,165	5,032,873
Strauss Group Ltd.	198,887	5,641,732
Summit Real Estate Holdings Ltd.	85,788	738,045
Tower Semiconductor Ltd.(b)	405,060	8,449,448
UroGen Pharma Ltd.(b)(c)	66,236	1,463,153
YH Dimri Construction & Development Ltd.	28,543	800,102

		169,869,902

Italy — 3.1%
A2A SpA	5,743,302	8,241,430
ACEA SpA	226,843	4,664,726
Amplifon SpA(b)	472,726	16,183,006
Anima Holding SpA(d)	1,068,562	4,811,692
Arnoldo Mondadori Editore SpA(b)	417,551	522,392
Ascopiave SpA	335,157	1,313,811
ASTM SpA(b)	268,511	5,708,906
Autogrill SpA(b)(c)	504,755	2,405,397
Azimut Holding SpA	396,925	7,533,289
Banca Farmafactoring SpA(b)(d)	458,495	2,610,550
Banca Generali SpA(b)	220,297	6,564,630
Banca IFIS SpA(b)	91,689	940,021
Banca Mediolanum SpA	517,035	3,848,724
Banca Monte dei Paschi di Siena SpA(b)(c)	1,039,915	1,882,670
Banca Popolare di Sondrio SCPA(b)	1,717,639	3,810,359
Banco BPM SpA(b)	5,460,700	8,207,200
Biesse SpA(b)	57,421	816,841
Bio On SpA(a)(b)(c)	36,992	0	(e)
BPER Banca(b)(c)	1,387,293	3,497,490
Brunello Cucinelli SpA(b)	127,730	3,721,643
Buzzi Unicem SpA	307,602	6,989,252
Cairo Communication SpA(b)(c)	382,193	617,354

Security	Shares	Value

Italy (continued)
Carel Industries SpA(d)	138,814	$2,626,361
Cerved Group SpA(b)	707,028	5,852,424
CIR SpA-Compagnie Industriali(b)	5,710,950	2,593,228
Credito Emiliano SpA(b)	350,959	1,796,989
Credito Valtellinese SpA(b)	215,592	1,578,573
Danieli & C Officine Meccaniche SpA	6,083	79,412
Datalogic SpA(c)	65,107	918,479
De’ Longhi SpA(b)	257,947	8,101,393
DeA Capital SpA	128,360	173,339
doValue SpA(b)(d)	163,218	1,802,669
El.En. SpA(b)	48,850	1,288,162
Enav SpA(d)	1,129,016	4,627,323
ERG SpA	235,736	5,736,836
Falck Renewables SpA	480,697	3,137,701
Fila SpA(b)(c)	77,355	722,631
Fincantieri SpA(b)(c)	1,889,493	1,285,854
Freni Brembo SpA(b)(c)	555,698	5,020,342
Gruppo MutuiOnline SpA	29,350	699,333
Hera SpA	3,176,068	12,296,163
Illimity Bank SpA(b)	210,384	1,741,454
IMA Industria Macchine Automatiche SpA(b)(c)	83,206	6,641,399
Immobiliare Grande Distribuzione SIIQ SpA	98,119	366,641
Interpump Group SpA	296,678	9,710,745
Iren SpA	2,485,467	6,271,964
Italgas SpA	1,923,691	12,374,719
Italmobiliare SpA	59,235	2,052,330
Juventus Football Club SpA(b)(c)	1,961,096	2,081,067
La Doria SpA	88,218	1,128,718
Maire Tecnimont SpA(b)(c)	681,035	1,214,428
MARR SpA(b)	193,161	2,882,570
Mediaset SpA(b)(c)	1,121,016	1,995,030
Piaggio & C SpA	803,447	2,247,880
RAI Way SpA(d)	388,216	2,556,994
Reply SpA	84,892	7,779,821
SAES Getters SpA	24,338	722,370
Saipem SpA	2,223,080	4,712,110
Salcef SpA	47,352	660,726
Salvatore Ferragamo SpA(b)	192,334	2,590,484
Sanlorenzo SpA/Ameglia(b)	53,460	891,352
Saras SpA(b)	2,178,051	1,608,428
Sesa SpA	32,995	2,500,963
Societa Cattolica di Assicurazioni SC(b)	605,654	3,677,614
Tamburi Investment Partners SpA	318,775	2,110,928
Technogym SpA(b)(c)(d)	449,356	3,815,190
Tinexta SpA(b)(c)	68,153	1,165,345
Tod’s SpA(b)(c)	41,049	1,182,445
Unione di Banche Italiane SpA(b)	3,680,279	15,553,797
Unipol Gruppo SpA(b)	1,587,645	6,634,697
Webuild SpA	819,220	1,054,944
Zignago Vetro SpA	55,495	875,409

		266,031,157

Japan — 29.2%
77 Bank Ltd. (The)	213,700	2,861,999
Achilles Corp.	121,400	2,078,256
Activia Properties Inc.	2,462	8,115,076
Adastria Co. Ltd.	112,980	1,552,633
ADEKA Corp.	351,100	4,649,012
Advan Co. Ltd.	75,800	905,471
Advance Residence Investment Corp.	5,225	16,851,650
Aeon Delight Co. Ltd.	82,000	2,462,404

74	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Aeon Fantasy Co. Ltd.	19,700	$253,400
AEON Financial Service Co. Ltd.	419,400	3,145,599
Aeon Hokkaido Corp.	81,700	575,679
AEON REIT Investment Corp.	5,894	5,797,560
Ai Holdings Corp.	191,400	2,532,570
AI inside Inc.(b)	2,900	876,336
Aica Kogyo Co. Ltd.	208,400	6,711,454
Aichi Bank Ltd. (The)	4,500	112,872
Aichi Corp.	59,900	433,401
Aichi Steel Corp.	13,600	325,175
Aida Engineering Ltd.	294,900	1,835,280
Aiful Corp.(b)	1,286,400	2,603,704
Ain Holdings Inc.	98,400	6,272,732
Aisan Industry Co. Ltd.	89,800	370,309
Akatsuki Inc.	33,600	1,169,469
Akita Bank Ltd. (The)	8,900	117,847
Alpen Co. Ltd.	48,600	680,299
Alpha Systems Inc.	25,500	950,251
Alps Alpine Co. Ltd.	807,300	10,101,749
Altech Corp.	36,000	599,943
Amano Corp.	235,400	4,419,455
Amuse Inc.	29,500	518,963
Anest Iwata Corp.	22,700	170,685
AnGes Inc.(b)(c)	408,000	5,545,219
Anicom Holdings Inc.	70,600	2,801,163
Anritsu Corp.(c)	531,500	12,627,712
AOKI Holdings Inc.	52,200	268,578
Aomori Bank Ltd. (The)	33,900	661,456
Aoyama Trading Co. Ltd.	159,500	850,828
Arata Corp.	31,800	1,509,846
Arcland Sakamoto Co. Ltd.	83,700	1,546,071
Arcland Service Holdings Co. Ltd.	57,700	970,307
Arcs Co. Ltd.	203,700	4,716,330
Argo Graphics Inc.	50,300	1,539,019
Ariake Japan Co. Ltd.	69,800	4,343,933
ARTERIA Networks Corp.	93,600	1,700,611
Aruhi Corp.	121,100	1,543,959
As One Corp.	48,000	5,102,809
Asahi Co. Ltd.	40,500	619,011
Asahi Diamond Industrial Co. Ltd.	343,400	1,445,314
Asahi Holdings Inc.	117,400	4,058,422
Asics Corp.	574,800	6,360,692
ASKA Pharmaceutical Co. Ltd.	124,500	1,290,570
ASKUL Corp.	77,100	2,307,968
Atom Corp.	184,800	1,296,903
Autobacs Seven Co. Ltd.	273,600	3,177,724
Avex Inc.	215,400	1,725,563
Awa Bank Ltd. (The)	169,300	3,606,012
Axial Retailing Inc.	29,400	1,231,836
Azbil Corp.	491,400	16,313,383
Bando Chemical Industries Ltd.	32,300	184,214
Bank of Iwate Ltd. (The)	57,100	1,308,013
Bank of Nagoya Ltd. (The)	114,800	2,385,469
Bank of Okinawa Ltd. (The)	22,300	609,965
Bank of the Ryukyus Ltd.	76,000	626,085
BayCurrent Consulting Inc.	49,500	5,931,760
Belc Co. Ltd.	29,100	2,088,991
Bell System24 Holdings Inc.	122,700	1,983,300
Belluna Co. Ltd.	68,800	487,385
Benefit One Inc.	290,600	6,329,819

Security	Shares	Value

Japan (continued)
BeNEXT Group Inc.	74,700	$696,625
Bengo4.com Inc.(b)(c)	31,100	2,732,611
Bic Camera Inc.	354,700	3,562,767
BML Inc.	53,900	1,343,804
Broadleaf Co. Ltd.	471,100	2,495,186
BRONCO BILLY Co. Ltd.	33,200	603,522
Bunka Shutter Co. Ltd.	343,400	2,257,287
C.I. Takiron Corp.	96,600	610,317
Canon Electronics Inc.	34,400	472,744
Canon Marketing Japan Inc.	208,100	3,920,696
Capcom Co. Ltd.	334,500	13,066,159
Cawachi Ltd.	68,100	2,051,438
Central Glass Co. Ltd.	130,200	2,337,270
Central Security Patrols Co. Ltd.	29,700	907,321
Change Inc.(b)	26,500	2,243,214
Chatwork Co. Ltd.(b)	41,700	582,530
Chiyoda Co. Ltd.	23,300	222,136
Chiyoda Corp.(b)(c)	649,700	1,542,369
Chiyoda Integre Co. Ltd.	7,200	115,494
Chofu Seisakusho Co. Ltd.	6,000	123,144
Chori Co. Ltd.	7,000	93,417
Chubu Shiryo Co. Ltd.	23,400	358,979
Chudenko Corp.	37,700	781,955
Chugoku Bank Ltd. (The)	523,800	4,483,486
Chugoku Marine Paints Ltd.	76,200	718,542
Chukyo Bank Ltd. (The)	9,500	168,921
Citizen Watch Co. Ltd.	1,025,800	2,774,792
CKD Corp.	194,800	3,697,755
CMIC Holdings Co. Ltd.	18,200	209,490
CMK Corp.	92,200	316,548
cocokara fine Inc.	66,600	3,621,962
COLOPL Inc.	221,900	1,928,744
Colowide Co. Ltd.(c)	256,900	2,864,703
Comforia Residential REIT Inc.	2,615	8,186,560
Computer Engineering & Consulting Ltd.	74,100	1,058,972
COMSYS Holdings Corp.	428,800	12,572,401
Comture Corp.	103,500	2,719,408
CONEXIO Corp.	31,600	379,571
COOKPAD Inc.(b)	125,200	410,899
Corona Corp.	1,700	15,838
Cosel Co. Ltd.	21,800	167,423
Cosmo Energy Holdings Co. Ltd.	209,500	3,011,823
CRE Logistics REIT Inc.	1,208	1,929,738
Create Restaurants Holdings Inc.(c)	315,700	1,528,785
Create SD Holdings Co. Ltd.	95,500	3,427,811
Credit Saison Co. Ltd.	574,900	5,323,249
Curves Holdings Co. Ltd.(b)	164,900	800,092
CYBERDYNE Inc.(b)(c)	426,000	1,579,419
Cybozu Inc.	94,700	2,781,079
Daibiru Corp.	118,400	1,080,639
Dai-Dan Co. Ltd.	9,700	238,991
Daido Metal Co. Ltd.	131,100	606,336
Daido Steel Co. Ltd.	111,500	3,122,591
Daihen Corp.	93,400	3,423,106
Daiho Corp.	38,400	866,206
Daiichi Jitsugyo Co. Ltd.	12,200	405,013
Dai-Ichi Seiko Co. Ltd.	39,000	688,300
Daiichikosho Co. Ltd.	153,100	4,119,640
Daiken Corp.	10,500	167,635
Daikokutenbussan Co. Ltd.	39,900	2,249,163

SCHEDULE OF INVESTMENTS	75

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daikyonishikawa Corp.	67,300	$281,345
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	12,900	273,056
Daio Paper Corp.	326,300	4,419,385
Daiseki Co. Ltd.	146,200	3,113,992
Daishi Hokuetsu Financial Group Inc.	156,700	2,861,891
Daisyo Corp.(c)	11,900	115,140
Daito Pharmaceutical Co. Ltd.	41,700	1,242,363
Daiwa Industries Ltd.	28,900	225,504
Daiwa Office Investment Corp.	1,331	6,961,534
Daiwa Securities Living Investments Corp.	7,253	7,340,121
Daiwabo Holdings Co. Ltd.	73,200	5,289,398
DCM Holdings Co. Ltd.	372,000	4,675,948
Demae-Can Co. Ltd.(c)	94,200	1,413,935
DeNA Co. Ltd.	369,000	4,156,616
Denka Co. Ltd.	322,500	7,668,259
Denyo Co. Ltd.	33,400	609,369
Descente Ltd.(b)(c)	140,700	2,268,926
Dexerials Corp.	262,100	2,357,487
DIC Corp.	295,900	7,083,353
Digital Arts Inc.	41,200	3,397,938
Digital Garage Inc.	142,800	4,760,900
Digital Holdings Inc.	44,300	516,617
Dip Corp.	112,100	2,108,833
DKK Co. Ltd.	25,200	537,225
DKS Co. Ltd.	30,100	1,258,318
DMG Mori Co. Ltd.	419,700	4,457,799
Doshisha Co. Ltd.	49,100	774,139
Doutor Nichires Holdings Co. Ltd.	40,600	539,900
Dowa Holdings Co. Ltd.	200,400	5,837,813
DTS Corp.	115,200	2,200,927
Duskin Co. Ltd.	216,100	5,359,067
DyDo Group Holdings Inc.(c)	32,400	1,356,001
Eagle Industry Co. Ltd.	40,600	238,846
Earth Corp.	39,300	2,683,685
Ebara Corp.	344,600	8,102,484
Ebase Co. Ltd.	92,400	1,306,517
EDION Corp.	347,100	3,338,700
eGuarantee Inc.	107,900	2,419,662
Ehime Bank Ltd. (The)	54,500	579,381
Eiken Chemical Co. Ltd.	102,200	1,812,399
Eizo Corp.	36,300	1,345,843
Elan Corp.	50,800	852,352
Elecom Co. Ltd.	67,400	3,327,608
Elematec Corp.	11,700	93,728
EM Systems Co. Ltd.	147,200	1,190,353
Enigmo Inc.	84,200	1,087,042
en-japan Inc.	114,800	2,748,121
Enplas Corp.	24,700	486,618
EPS Holdings Inc.	65,500	561,269
eRex Co. Ltd.	87,600	1,159,936
ES-Con Japan Ltd.	148,100	965,108
ESPEC Corp.	50,300	847,293
Euglena Co. Ltd.(b)(c)	322,600	2,114,459
Exedy Corp.	159,200	1,949,910
Ezaki Glico Co. Ltd.	171,400	7,911,019
FAN Communications Inc.	393,700	1,582,545
Fancl Corp.	294,500	8,439,752
FCC Co. Ltd.	77,800	1,196,470
Feed One Co. Ltd.	125,600	238,774

Security	Shares	Value

Japan (continued)
Ferrotec Holdings Corp.	86,500	$510,508
Financial Products Group Co. Ltd.	255,200	1,141,678
Fixstars Corp.	81,300	824,303
Foster Electric Co. Ltd.	116,700	1,109,274
FP Corp.	88,500	7,139,932
France Bed Holdings Co. Ltd.	30,200	230,220
Freee KK(b)	84,900	3,826,241
Frontier Real Estate Investment Corp.	1,709	4,771,558
Fuji Co. Ltd./Ehime	39,200	668,473
Fuji Corp./Aichi	266,400	4,668,866
Fuji Kyuko Co. Ltd.	65,400	1,732,577
Fuji Oil Holdings Inc.	201,900	5,362,103
Fuji Pharma Co. Ltd.	26,900	267,397
Fuji Seal International Inc.	172,300	3,070,209
Fuji Soft Inc.	107,700	4,823,224
Fujibo Holdings Inc.	58,100	1,681,510
Fujicco Co. Ltd.	33,200	635,237
Fujikura Ltd.	859,600	2,300,830
Fujimi Inc.	119,700	4,143,592
Fujimori Kogyo Co. Ltd.	25,300	811,189
Fujio Food Group Inc.	51,200	562,217
Fujitec Co. Ltd.	261,000	4,458,205
Fujitsu General Ltd.	241,200	5,860,615
Fujiya Co. Ltd.	28,700	558,093
Fukuda Corp.	10,700	471,091
Fukui Computer Holdings Inc.	38,400	881,824
Fukuoka REIT Corp.	3,110	3,603,282
Fukushima Galilei Co. Ltd.	26,400	850,203
Fukuyama Transporting Co. Ltd.	101,400	3,510,111
FULLCAST Holdings Co. Ltd.	69,300	798,985
Funai Soken Holdings Inc.	169,660	3,562,330
Furukawa Co. Ltd.	159,000	1,530,899
Furukawa Electric Co. Ltd.	249,600	5,918,351
Fuso Chemical Co. Ltd.	47,900	1,832,550
Futaba Corp.	40,700	319,887
Futaba Industrial Co. Ltd.	403,200	1,559,716
Future Corp.	61,400	1,021,494
Fuyo General Lease Co. Ltd.	67,400	3,786,588
G-7 Holdings Inc.	47,800	1,201,216
Gakken Holdings Co. Ltd.	62,200	786,545
Gecoss Corp.	13,100	108,785
Genky DrugStores Co. Ltd.	23,500	815,710
Geo Holdings Corp.	183,000	2,490,655
giftee Inc.(b)(c)	39,700	683,758
Giken Ltd.	62,400	2,260,399
Global One Real Estate Investment Corp.	4,809	4,348,249
Glory Ltd.	210,500	4,565,180
GMO Cloud KK(c)	17,500	1,188,404
GMO Financial Holdings Inc.	83,300	515,258
GMO internet Inc.	277,600	8,007,945
GNI Group Ltd.(b)(c)	160,297	2,007,313
Godo Steel Ltd.	38,000	654,838
Goldcrest Co. Ltd.	50,000	617,611
Goldwin Inc.	70,700	4,192,651
Grace Technology Inc.	40,200	2,075,967
Gree Inc.	445,600	1,833,311
GS Yuasa Corp.	270,300	4,167,114
G-Tekt Corp.	38,400	317,064
GungHo Online Entertainment Inc.	168,530	3,074,760
Gunma Bank Ltd. (The)	1,351,500	4,231,027

76	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Gunze Ltd.	65,900	$2,387,184
Gurunavi Inc.	154,900	660,739
H.U. Group Holdings Inc.	196,300	4,385,327
H2O Retailing Corp.	322,000	1,842,523
Hachijuni Bank Ltd. (The)	1,160,000	4,278,823
Halows Co. Ltd.	3,400	115,284
Hamakyorex Co. Ltd.	26,000	770,926
Hankyu Hanshin REIT Inc.	1,594	1,712,649
Hanwa Co. Ltd.	157,000	2,769,365
Harmonic Drive Systems Inc.(c)	146,300	8,108,560
Haseko Corp.	1,071,300	12,594,589
Hazama Ando Corp.	766,400	4,073,743
HEALIOS KK(b)	75,000	1,031,401
Heiwa Corp.	212,200	3,542,353
Heiwa Real Estate Co. Ltd.	171,100	4,150,870
Heiwa Real Estate REIT Inc.	4,513	4,673,919
Heiwado Co. Ltd.	58,100	1,094,080
HEROZ Inc.(b)(c)	21,000	612,740
Hibiya Engineering Ltd.	22,400	374,781
Hiday Hidaka Corp.	72,200	1,003,138
Hioki E.E. Corp.	22,200	720,193
Hirata Corp.	34,600	1,884,952
Hiroshima Bank Ltd. (The)	797,100	3,633,805
HIS Co. Ltd.(c)	136,900	1,605,561
Hisaka Works Ltd.	8,300	56,207
Hitachi Capital Corp.	202,200	4,832,681
Hitachi Transport System Ltd.	151,600	4,480,753
Hitachi Zosen Corp.	730,400	2,562,928
Hochiki Corp.	25,500	259,510
Hodogaya Chemical Co. Ltd.	20,700	885,912
Hogy Medical Co. Ltd.	114,800	3,452,795
Hokkaido Electric Power Co. Inc.	620,500	2,388,570
Hokkoku Bank Ltd. (The)	117,600	3,063,184
Hokuetsu Corp.	526,300	1,752,176
Hokuhoku Financial Group Inc.	437,200	3,638,854
Hokuriku Electric Power Co.	564,200	3,607,294
Hokuto Corp.	58,700	1,159,787
Horiba Ltd.	128,000	6,537,407
Hoshino Resorts REIT Inc.	808	3,129,443
Hosiden Corp.	257,700	2,196,044
Hosokawa Micron Corp.	17,700	917,393
House Foods Group Inc.	267,900	8,146,207
Hulic Reit Inc.	4,250	5,020,571
Hyakugo Bank Ltd. (The)	1,233,100	3,627,108
Hyakujushi Bank Ltd. (The)	186,600	2,986,165
Ibiden Co. Ltd.	403,400	10,843,307
Ichibanya Co. Ltd.	42,000	1,851,130
Ichigo Inc.	1,058,200	2,482,111
Ichigo Office REIT Investment Corp.	5,672	3,706,944
Ichikoh Industries Ltd.	105,500	445,030
Icom Inc.	26,500	692,263
Idec Corp./Japan	71,800	1,146,980
IDOM Inc.(c)	257,000	1,183,761
IHI Corp.	508,900	6,295,670
Iino Kaiun Kaisha Ltd.	601,800	1,730,324
Inaba Denki Sangyo Co. Ltd.	126,200	2,894,495
Inabata & Co. Ltd.	248,500	2,738,130
Industrial & Infrastructure Fund Investment Corp.	6,308	11,777,161
Ines Corp.	171,900	2,300,563
Infocom Corp.	83,700	2,651,991

Security	Shares	Value

Japan (continued)
Infomart Corp.	758,800	$4,700,785
Information Services International-Dentsu Ltd.	38,400	2,019,332
Insource Co. Ltd.(c)	38,300	757,089
Internet Initiative Japan Inc.	115,400	4,087,515
Invesco Office J-Reit Inc.	39,250	4,636,645
Invincible Investment Corp.	22,519	5,154,259
IR Japan Holdings Ltd.	34,100	3,760,579
Iriso Electronics Co. Ltd.	102,400	3,070,160
Iseki & Co. Ltd.	128,100	1,330,311
Ishihara Sangyo Kaisha Ltd.	174,100	1,086,787
Itochu Advance Logistics Investment Corp.	1,711	2,616,747
Itochu Enex Co. Ltd.	102,200	796,489
Itochu-Shokuhin Co. Ltd.	2,900	131,245
Itoham Yonekyu Holdings Inc.	527,900	3,170,496
Itokuro Inc.(b)	20,000	201,457
Iwatani Corp.(c)	138,800	4,883,534
Iyo Bank Ltd. (The)	942,200	5,542,877
Izumi Co. Ltd.	144,500	5,541,923
J Front Retailing Co. Ltd.	890,900	5,131,544
J Trust Co. Ltd.	184,500	404,843
JAC Recruitment Co. Ltd.	38,300	350,652
Jaccs Co. Ltd.	126,700	1,918,535
Jafco Co. Ltd.	130,300	4,590,632
Japan Aviation Electronics Industry Ltd.	162,300	2,046,211
Japan Best Rescue System Co. Ltd.	67,300	464,028
Japan Display Inc.(b)(c)	2,374,900	1,055,711
Japan Elevator Service Holdings Co. Ltd.	92,900	3,079,679
Japan Excellent Inc.	5,264	5,566,208
Japan Hotel REIT Investment Corp.	16,866	6,085,670
Japan Investment Adviser Co. Ltd.(c)	57,200	427,932
Japan Lifeline Co. Ltd.	228,400	2,801,805
Japan Logistics Fund Inc.	3,675	11,018,396
Japan Material Co. Ltd.	226,700	3,411,328
Japan Medical Dynamic Marketing Inc.(c)	67,300	989,799
Japan Petroleum Exploration Co. Ltd.	131,600	2,115,956
Japan Pulp & Paper Co. Ltd.	14,600	498,496
Japan Securities Finance Co. Ltd.	675,600	2,984,065
Japan Steel Works Ltd. (The)	232,500	3,272,108
Japan Tissue Engineering Co. Ltd.(b)	28,800	165,342
Japan Wool Textile Co. Ltd. (The)	78,700	673,636
JCR Pharmaceuticals Co. Ltd.	53,700	5,246,581
JCU Corp.	66,000	1,947,602
JDC Corp.	168,700	847,250
Jeol Ltd.	127,000	3,507,425
JINS Holdings Inc.	57,600	3,900,653
JM Holdings Co. Ltd.(c)	38,400	1,331,089
JMDC Inc.(b)	31,400	2,138,277
J-Oil Mills Inc.	15,900	597,021
Joshin Denki Co. Ltd.	45,600	879,395
Joyful Honda Co. Ltd.	192,700	2,766,657
JSP Corp.	15,900	205,724
JTOWER Inc.(b)(c)	32,900	1,611,860
Juroku Bank Ltd. (The)	169,500	2,882,446
Justsystems Corp.	121,400	9,357,893
JVCKenwood Corp.	943,180	1,186,446
K&O Energy Group Inc.	4,300	60,842
Kadokawa Corp.	205,567	4,189,888
Kaga Electronics Co. Ltd.	38,400	726,742
Kagome Co. Ltd.	325,300	9,860,839
Kaken Pharmaceutical Co. Ltd.	114,900	5,189,137

SCHEDULE OF INVESTMENTS	77

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kamakura Shinsho Ltd.	97,700	$706,900
Kameda Seika Co. Ltd.	22,300	1,111,520
Kamei Corp.	8,000	71,881
Kanamoto Co. Ltd.	107,500	2,162,608
Kandenko Co. Ltd.	182,100	1,422,629
Kaneka Corp.	178,400	4,167,672
Kanematsu Corp.	287,500	3,121,631
Kanematsu Electronics Ltd.	11,600	442,145
Kansai Mirai Financial Group Inc.	143,300	539,425
Kansai Super Market Ltd.	6,600	77,405
Kanto Denka Kogyo Co. Ltd.	138,300	1,069,984
Kappa Create Co. Ltd.(b)	97,900	1,179,652
Katakura Industries Co. Ltd.	29,300	308,436
Katitas Co. Ltd.	190,000	4,302,090
Kato Sangyo Co. Ltd.	46,000	1,435,733
Kawasaki Kisen Kaisha Ltd.(b)(c)	176,900	1,604,531
Keihanshin Building Co. Ltd.	91,300	1,119,122
Keihin Corp.	158,800	3,787,890
Keiyo Bank Ltd. (The)	736,800	3,310,130
Keiyo Co. Ltd.	34,700	301,939
Kenedix Inc.	895,900	4,075,739
Kenedix Office Investment Corp.	1,596	8,724,941
Kenedix Residential Next Investment Corp.	3,222	5,890,595
Kenedix Retail REIT Corp.	2,049	3,556,148
Kenko Mayonnaise Co. Ltd.	21,000	347,583
Kewpie Corp.	424,200	7,530,724
KEY Coffee Inc.	29,300	558,676
KH Neochem Co. Ltd.	108,900	1,985,805
Kinden Corp.	588,800	9,116,292
Kintetsu Department Store Co. Ltd.	29,700	697,766
Kintetsu World Express Inc.	133,700	2,273,646
Kisoji Co. Ltd.	46,400	926,859
Kissei Pharmaceutical Co. Ltd.	33,800	705,219
Kitanotatsujin Corp.(c)	270,900	1,186,292
Kitz Corp.	377,100	2,368,244
Kiyo Bank Ltd. (The)	316,300	4,451,474
KLab Inc.(b)	157,300	941,747
KNT-CT Holdings Co. Ltd.(b)(c)	27,500	195,593
Koa Corp.	165,800	1,416,035
Koatsu Gas Kogyo Co. Ltd.	11,500	80,923
Kobe Steel Ltd.(b)	1,084,900	3,468,232
Koei Tecmo Holdings Co. Ltd.	135,300	5,201,877
Kohnan Shoji Co. Ltd.	71,700	2,665,100
Kokuyo Co. Ltd.	352,800	3,703,849
KOMEDA Holdings Co. Ltd.	128,300	2,021,638
Komeri Co. Ltd.	137,600	4,320,741
Komori Corp.	211,300	1,390,947
Konica Minolta Inc.	1,754,100	4,612,123
Konishi Co. Ltd.	199,400	2,736,493
Konoike Transport Co. Ltd.	34,900	334,707
Koshidaka Holdings Co. Ltd.	162,300	509,634
Kotobuki Spirits Co. Ltd.	70,300	2,091,114
Kourakuen Holdings Corp.	38,100	497,646
Krosaki Harima Corp.	19,000	574,151
K’s Holdings Corp.	711,840	9,156,364
Kumagai Gumi Co. Ltd.	147,000	3,346,534
Kumiai Chemical Industry Co. Ltd.	270,900	2,605,744
Kura Sushi Inc.	38,400	1,590,769
Kurabo Industries Ltd.	49,200	905,079
Kureha Corp.	42,500	1,740,518

Security	Shares	Value

Japan (continued)
Kusuri no Aoki Holdings Co. Ltd.	58,100	$5,412,702
KYB Corp.(b)	69,400	1,125,051
Kyoei Steel Ltd.	61,400	722,421
Kyokuto Kaihatsu Kogyo Co. Ltd.	66,200	832,744
KYORIN Holdings Inc.	187,000	3,401,125
Kyoritsu Maintenance Co. Ltd.	117,100	3,222,936
Kyowa Exeo Corp.	371,100	8,718,551
Kyudenko Corp.	159,600	4,490,778
Kyushu Financial Group Inc.	1,404,900	5,700,389
LAC Co. Ltd.	41,100	406,607
LaSalle Logiport REIT	5,209	9,493,751
LEC Inc.(c)	71,800	1,037,647
Leopalace21 Corp.(b)(c)	595,900	867,952
Life Corp.	52,900	2,444,117
Lifull Co. Ltd.	297,000	1,134,853
Link And Motivation Inc.(c)	188,100	546,171
Lintec Corp.	164,900	3,816,422
Litalico Inc.(b)	35,400	682,688
M&A Capital Partners Co. Ltd.(b)	51,000	1,854,677
Mabuchi Motor Co. Ltd.	178,900	5,321,484
Macnica Fuji Electronics Holdings Inc.	171,750	2,568,209
Macromill Inc.	164,900	1,088,624
Maeda Corp.	568,500	3,849,863
Maeda Kosen Co. Ltd.	113,700	2,718,562
Maeda Road Construction Co. Ltd.	163,800	2,979,168
Makino Milling Machine Co. Ltd.	102,400	2,886,144
Mandom Corp.	108,300	1,564,117
Mani Inc.	261,100	6,677,522
Mars Group Holdings Corp.	17,900	251,240
Marudai Food Co. Ltd.	38,300	646,967
Maruha Nichiro Corp.	166,600	3,184,513
Marusan Securities Co. Ltd.(c)	423,200	1,597,057
Maruwa Co. Ltd./Aichi	30,700	2,642,296
Maruwa Unyu Kikan Co. Ltd.	77,200	2,595,725
Maruzen Showa Unyu Co. Ltd.	24,500	725,291
Marvelous Inc.	218,300	1,331,727
Matsuda Sangyo Co. Ltd.	10,100	155,230
Matsui Securities Co. Ltd.	493,400	4,017,946
Matsumotokiyoshi Holdings Co. Ltd.	286,400	9,521,385
Matsuya Co. Ltd.	186,100	1,052,566
Matsuyafoods Holdings Co. Ltd.(c)	38,400	1,162,206
Max Co. Ltd.	71,600	1,069,293
Maxell Holdings Ltd.	216,200	1,846,483
Maxvalu Tokai Co. Ltd.	41,600	940,358
MCJ Co. Ltd.	328,500	2,802,487
MCUBS MidCity Investment Corp.	7,405	4,811,534
Media Do Co. Ltd.	31,200	1,767,597
Medical Data Vision Co. Ltd.(b)	86,000	1,145,257
Medley Inc.(b)	65,500	1,854,790
Megachips Corp.	65,100	1,240,059
Megmilk Snow Brand Co. Ltd.	191,400	4,308,446
Meidensha Corp.	130,300	1,926,217
Meiko Electronics Co. Ltd.	85,500	1,030,237
Meiko Network Japan Co. Ltd.	61,000	401,551
Meisei Industrial Co. Ltd.	133,100	1,003,317
Meitec Corp.	114,900	5,314,111
Melco Holdings Inc.	10,000	246,950
Menicon Co. Ltd.	101,500	4,953,561
METAWATER Co. Ltd.	39,300	1,706,110
Micronics Japan Co. Ltd.	170,100	1,610,424

78	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mie Kotsu Group Holdings Inc.	71,800	$291,329
Milbon Co. Ltd.	89,600	4,067,720
Mimasu Semiconductor Industry Co. Ltd.	49,500	1,053,391
Ministop Co. Ltd.	181,000	2,478,842
Mirai Corp.	5,422	1,694,856
Mirait Holdings Corp.	310,700	4,266,872
Miroku Jyoho Service Co. Ltd.	49,200	987,443
Mitsubishi Estate Logistics REIT Investment Corp.	1,039	4,731,661
Mitsubishi Logisnext Co. Ltd.	98,100	841,546
Mitsubishi Logistics Corp.	178,900	4,780,029
Mitsubishi Pencil Co. Ltd.	58,100	626,445
Mitsubishi Research Institute Inc.	18,000	715,029
Mitsubishi Shokuhin Co. Ltd.	41,200	1,020,550
Mitsuboshi Belting Ltd.	37,200	613,960
Mitsui E&S Holdings Co. Ltd.(b)	268,200	1,029,880
Mitsui Fudosan Logistics Park Inc.	1,299	7,089,029
Mitsui High-Tec Inc.	75,300	1,021,995
Mitsui Mining & Smelting Co. Ltd.	210,000	4,387,496
Mitsui OSK Lines Ltd.	420,800	6,881,332
Mitsui Sugar Co. Ltd.	25,200	457,618
Mitsui-Soko Holdings Co. Ltd.	46,400	629,755
Mitsuuroko Group Holdings Co. Ltd.	118,300	1,183,783
Mixi Inc.	156,700	3,047,150
Miyazaki Bank Ltd. (The)	5,900	124,830
Mizuho Leasing Co. Ltd.	123,900	2,722,214
Mizuno Corp.	144,300	2,395,219
Mochida Pharmaceutical Co. Ltd.	58,100	2,126,615
Modec Inc.	69,300	918,276
Monex Group Inc.	767,270	1,654,569
Money Forward Inc.(b)	66,300	4,471,002
Monogatari Corp. (The)	21,300	1,446,458
Mori Hills REIT Investment Corp.	6,064	7,863,184
Mori Trust Hotel Reit Inc.	1,197	980,424
Mori Trust Sogo REIT Inc.	4,179	4,865,553
Morinaga & Co. Ltd./Japan	157,000	5,694,647
Morinaga Milk Industry Co. Ltd.	145,700	6,779,949
Morita Holdings Corp.	44,700	772,833
MOS Food Services Inc.	148,400	3,802,285
MTI Ltd.	28,400	217,573
Musashi Seimitsu Industry Co. Ltd.	128,600	949,935
Musashino Bank Ltd. (The)	160,900	2,156,392
Nachi-Fujikoshi Corp.	56,900	1,568,746
Nagaileben Co. Ltd.	40,200	1,007,186
Nagase & Co. Ltd.	471,900	5,409,466
Nagatanien Holdings Co. Ltd.	5,600	111,280
Nakanishi Inc.	271,300	4,262,076
Nankai Electric Railway Co. Ltd.	419,700	8,209,019
Nanto Bank Ltd. (The)	126,100	2,260,092
NEC Capital Solutions Ltd.	12,700	210,926
NEC Networks & System Integration Corp.	257,900	5,439,487
NET One Systems Co. Ltd.	328,200	12,711,425
Neturen Co. Ltd.	13,600	60,456
Nextage Co. Ltd.	175,100	1,558,395
NHK Spring Co. Ltd.	786,900	4,368,772
Nichias Corp.	201,700	4,343,809
Nichiban Co. Ltd.(c)	17,500	242,150
Nichicon Corp.(c)	275,600	1,722,989
Nichiden Corp.	18,100	377,476
Nichiha Corp.	114,900	2,328,863
NichiiGakkan Co. Ltd.	127,200	1,852,719

Security	Shares	Value

Japan (continued)
Nichi-Iko Pharmaceutical Co. Ltd.	202,400	$2,304,829
Nichirei Corp.	422,300	11,950,455
Nichireki Co. Ltd.	86,800	1,304,504
Nifco Inc./Japan	357,400	7,970,767
Nihon Chouzai Co. Ltd.	26,800	398,464
Nihon Kohden Corp.	310,400	10,671,560
Nihon Nohyaku Co. Ltd.	324,700	1,467,952
Nihon Parkerizing Co. Ltd.	446,600	4,316,894
Nihon Trim Co. Ltd.	13,900	375,338
Nihon Unisys Ltd.	281,300	8,500,459
Nikkiso Co. Ltd.	201,300	1,662,110
Nikkon Holdings Co. Ltd.	275,800	4,979,686
Nippo Corp.	176,400	4,673,190
Nippon Accommodations Fund Inc.	1,632	10,511,605
Nippon Beet Sugar Manufacturing Co. Ltd.	7,400	116,463
Nippon Carbon Co. Ltd.	59,800	1,778,786
Nippon Ceramic Co. Ltd.	50,100	962,386
Nippon Densetsu Kogyo Co. Ltd.	80,500	1,628,578
Nippon Electric Glass Co. Ltd.	293,800	4,768,380
Nippon Fine Chemical Co. Ltd.	43,500	593,687
Nippon Flour Mills Co. Ltd.	95,100	1,494,005
Nippon Gas Co. Ltd.	133,800	6,270,491
Nippon Kanzai Co. Ltd.	64,200	1,177,982
Nippon Kayaku Co. Ltd.	572,100	5,567,870
Nippon Koei Co. Ltd.	38,400	983,153
Nippon Light Metal Holdings Co. Ltd.	2,415,200	3,951,855
Nippon Paper Industries Co. Ltd.	356,900	4,476,018
Nippon Parking Development Co. Ltd.	1,532,500	1,753,831
Nippon REIT Investment Corp.	1,909	5,768,708
Nippon Road Co. Ltd. (The)	11,100	778,984
Nippon Seiki Co. Ltd.	192,900	2,163,808
Nippon Sharyo Ltd.(b)	107,900	2,403,334
Nippon Sheet Glass Co. Ltd.(b)(c)	344,500	1,120,855
Nippon Shokubai Co. Ltd.	112,700	5,585,435
Nippon Signal Co. Ltd.	123,400	1,167,124
Nippon Soda Co. Ltd.	154,600	3,946,518
Nippon Steel Trading Corp.	64,000	1,906,744
Nippon Suisan Kaisha Ltd.	1,061,900	4,409,100
Nippon Thompson Co. Ltd.	267,900	767,745
Nipro Corp.	545,600	5,810,514
Nishimatsu Construction Co. Ltd.	168,600	3,107,930
Nishimatsuya Chain Co. Ltd.	308,500	3,092,878
Nishi-Nippon Financial Holdings Inc.	481,300	2,990,770
Nishi-Nippon Railroad Co. Ltd.	257,900	6,422,498
Nishio Rent All Co. Ltd.	114,800	2,178,084
Nissan Shatai Co. Ltd.	322,800	2,405,811
Nissei ASB Machine Co. Ltd.	29,700	752,261
Nissha Co. Ltd.	168,100	1,732,990
Nisshin Oillio Group Ltd. (The)	139,100	4,190,235
Nisshinbo Holdings Inc.	507,300	3,008,390
Nissin Corp.	10,200	139,885
Nissin Electric Co. Ltd.	202,300	1,892,317
Nissin Kogyo Co. Ltd.	137,900	2,844,603
Nitta Corp.	37,100	779,686
Nittetsu Mining Co. Ltd.	11,900	453,580
Nitto Boseki Co. Ltd.	90,700	4,242,046
Nitto Kogyo Corp.	122,700	1,982,139
Nitto Kohki Co. Ltd.	9,800	187,973
Nittoku Co. Ltd.	40,900	1,114,083
Noevir Holdings Co. Ltd.	71,100	2,935,321

SCHEDULE OF INVESTMENTS	79

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NOF Corp.	300,500	$11,169,630
Nohmi Bosai Ltd.	62,800	1,209,314
Nojima Corp.	123,000	3,068,892
NOK Corp.	229,800	2,482,092
Nomura Co. Ltd.	336,800	2,147,008
Noritake Co. Ltd./Nagoya Japan	21,300	637,610
Noritsu Koki Co. Ltd.	89,600	1,272,857
Noritz Corp.	47,400	574,736
North Pacific Bank Ltd.	1,330,600	2,529,562
NS Solutions Corp.	101,100	2,635,313
NS United Kaiun Kaisha Ltd.	10,800	146,070
NSD Co. Ltd.	331,380	6,042,756
NTN Corp.	1,455,800	2,505,964
Obara Group Inc.	62,800	2,004,634
OBIC Business Consultants Co. Ltd.	73,200	4,285,520
Ogaki Kyoritsu Bank Ltd. (The)	184,500	3,592,977
Ohsho Food Service Corp.	35,100	1,666,528
Oiles Corp.	41,300	526,553
Oisix ra daichi Inc.(b)	87,000	1,764,192
Oita Bank Ltd. (The)	19,800	441,581
Okabe Co. Ltd.	29,500	196,704
Okamoto Industries Inc.	31,000	1,166,935
Okamura Corp.	127,400	824,190
Okasan Securities Group Inc.	628,800	1,772,273
Oki Electric Industry Co. Ltd.	327,500	2,893,077
Okinawa Electric Power Co. Inc. (The)	233,077	3,628,532
OKUMA Corp.	99,700	3,833,165
Okumura Corp.	132,400	3,130,616
Okuwa Co. Ltd.	52,800	733,098
One REIT Inc.	547	1,243,723
Onward Holdings Co. Ltd.	222,500	542,940
Open Door Inc.(b)	33,900	303,955
Open House Co. Ltd.	220,400	6,241,158
Optex Group Co. Ltd.	120,500	1,232,011
Optim Corp.(b)	68,200	2,196,359
Optorun Co. Ltd.	83,500	1,845,640
Organo Corp.	30,200	1,513,856
Orient Corp.	2,044,200	1,952,749
Oro Co. Ltd.	35,200	971,804
Osaka Soda Co. Ltd.	38,100	816,197
Osaka Steel Co. Ltd.	12,500	117,280
OSAKA Titanium Technologies Co. Ltd.	77,400	575,394
Osaki Electric Co. Ltd.	69,100	324,162
OSG Corp.	344,100	4,647,449
OSJB Holdings Corp.	1,107,200	2,356,190
Outsourcing Inc.	413,800	2,277,798
Oyo Corp.	36,400	465,802
Pacific Industrial Co. Ltd.	83,700	611,145
Pacific Metals Co. Ltd.	84,200	1,171,457
Pack Corp. (The)	33,100	824,604
PAL GROUP Holdings Co. Ltd.	43,200	444,952
PALTAC Corp.	104,900	5,675,097
Paramount Bed Holdings Co. Ltd.	77,100	3,285,118
Pasona Group Inc.	101,300	1,185,171
Penta-Ocean Construction Co. Ltd.	1,103,800	5,762,769
PIA Corp.(c)	15,500	362,981
Pilot Corp.	119,900	3,305,670
Piolax Inc.	39,900	548,705
PKSHA Technology Inc.(b)(c)	53,600	1,139,120
Plenus Co. Ltd.	93,100	1,423,841

Security	Shares	Value

Japan (continued)
Premier Investment Corp.	5,818	$6,531,700
Press Kogyo Co. Ltd.	701,800	1,792,169
Pressance Corp.	128,600	1,416,996
Prestige International Inc.	310,400	2,410,275
Prima Meat Packers Ltd.	124,600	3,302,083
Proto Corp.	242,100	2,381,387
Qol Holdings Co. Ltd.	156,600	1,528,527
Raito Kogyo Co. Ltd.	234,900	3,250,342
Raiznext Corp.	231,600	2,600,106
Raksul Inc.(b)(c)	64,200	1,765,151
Rakus Co. Ltd.	137,500	3,177,078
Raysum Co. Ltd.	65,100	531,366
Relia Inc.	219,300	2,310,604
Relo Group Inc.	434,700	7,515,668
Rengo Co. Ltd.	717,500	5,394,992
RENOVA Inc.(b)	146,500	1,474,284
Resorttrust Inc.	314,400	3,502,915
Restar Holdings Corp.	45,700	800,928
Retail Partners Co. Ltd.	78,400	1,572,746
Rheon Automatic Machinery Co. Ltd.	39,200	446,019
Ricoh Leasing Co. Ltd.	64,700	1,626,526
Riken Corp.	8,600	208,391
Riken Keiki Co. Ltd.	6,200	143,609
Riken Vitamin Co. Ltd.	21,300	444,615
Ringer Hut Co. Ltd.	179,500	3,585,586
Riso Kagaku Corp.	117,300	1,363,489
Riso Kyoiku Co. Ltd.	520,000	1,485,293
Rock Field Co. Ltd.	52,200	600,352
Rohto Pharmaceutical Co. Ltd.	363,400	11,187,619
Rokko Butter Co. Ltd.	14,300	208,285
Rorze Corp.	38,400	1,943,063
Round One Corp.(c)	267,900	1,588,700
Royal Holdings Co. Ltd.	66,600	936,041
RPA Holdings Inc.(b)(c)	77,900	511,327
RS Technologies Co. Ltd.	23,500	879,055
Ryobi Ltd.	114,900	1,092,164
Ryosan Co. Ltd.	114,900	2,173,461
Ryoyo Electro Corp.	75,800	2,100,577
S Foods Inc.	97,400	2,325,145
S.T. Corp.	24,000	464,201
Saizeriya Co. Ltd.	129,600	2,011,478
Sakai Chemical Industry Co. Ltd.	21,500	391,242
Sakai Moving Service Co. Ltd.	22,300	949,116
Sakata INX Corp.	94,800	872,415
Sakata Seed Corp.	138,100	4,212,357
SAMTY Co. Ltd.	102,700	1,112,187
Samty Residential Investment Corp.	1,195	1,059,032
San ju San Financial Group Inc.	22,700	268,587
San-A Co. Ltd.	48,600	1,824,856
San-Ai Oil Co. Ltd.	95,800	771,075
SanBio Co. Ltd.(b)(c)	110,900	1,403,426
Sangetsu Corp.	207,900	2,841,346
San-in Godo Bank Ltd. (The)	628,100	2,916,836
Sanken Electric Co. Ltd.	94,400	1,814,251
Sanki Engineering Co. Ltd.	243,900	2,668,990
Sankyo Co. Ltd.	177,100	4,417,031
Sankyo Tateyama Inc.	146,700	1,094,735
Sankyu Inc.	226,100	7,794,708
Sanrio Co. Ltd.	162,100	2,345,720
Sansan Inc.(b)	52,200	2,562,357

80	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sanshin Electronics Co. Ltd.	10,200	$169,212
Sanwa Holdings Corp.	689,600	5,883,091
Sanyo Chemical Industries Ltd.	29,300	1,248,430
Sanyo Denki Co. Ltd.	24,200	1,072,326
Sanyo Special Steel Co. Ltd.	115,400	820,777
Sapporo Holdings Ltd.	232,300	3,978,959
Sato Holdings Corp.	93,000	1,922,803
Sawai Pharmaceutical Co. Ltd.	151,500	7,164,476
SB Technology Corp.(c)	26,600	813,875
SBS Holdings Inc.	57,300	1,209,625
SCREEN Holdings Co. Ltd.	142,900	7,041,606
SEC Carbon Ltd.	5,600	310,905
Seikagaku Corp.	221,500	2,088,674
Seiko Holdings Corp.	111,800	1,520,556
Seino Holdings Co. Ltd.	540,200	6,647,122
Seiren Co. Ltd.	199,800	2,286,560
Sekisui House Reit Inc.	14,982	9,791,509
Sekisui Jushi Corp.	38,400	718,752
Sekisui Kasei Co. Ltd.	26,700	128,285
Senko Group Holdings Co. Ltd.	261,400	1,935,838
Senshu Ikeda Holdings Inc.	1,093,080	1,592,115
Seria Co. Ltd.	169,800	6,793,285
Serverworks Co. Ltd.(b)(c)	3,400	424,477
SFP Holdings Co. Ltd.	38,300	437,590
Shibaura Machine Co. Ltd.	97,000	1,808,257
Shibuya Corp.(c)	74,800	1,928,542
SHIFT Inc.(b)	38,200	4,010,404
Shiga Bank Ltd. (The)	196,700	4,262,174
Shikoku Bank Ltd. (The)	22,400	148,514
Shikoku Chemicals Corp.	71,700	731,716
Shikoku Electric Power Co. Inc.	572,400	3,843,791
Shima Seiki Manufacturing Ltd.	106,300	1,249,701
Shimachu Co. Ltd.	174,600	4,752,661
Shin Nippon Air Technologies Co. Ltd.	37,500	765,393
Shindengen Electric Manufacturing Co. Ltd.	8,600	159,100
Shin-Etsu Polymer Co. Ltd.	178,900	1,436,547
Shinko Electric Industries Co. Ltd.	292,000	4,346,997
Shinko Shoji Co. Ltd.	97,600	779,101
Shinmaywa Industries Ltd.	201,600	1,748,484
Shinnihon Corp.	14,900	109,921
Ship Healthcare Holdings Inc.	150,600	6,466,698
Shizuoka Gas Co. Ltd.	61,000	487,515
SHO-BOND Holdings Co. Ltd.	157,900	6,765,223
Shochiku Co. Ltd.	30,900	3,471,976
Shoei Co. Ltd.	66,200	1,749,388
Shoei Foods Corp.	34,900	1,199,863
Showa Corp.	214,400	4,513,898
Showa Sangyo Co. Ltd.	24,500	792,490
Siix Corp.	80,200	621,999
Sinanen Holdings Co. Ltd.	108,600	2,934,552
Sinfonia Technology Co. Ltd.	78,300	739,084
Sinko Industries Ltd.	42,400	559,826
Sintokogio Ltd.	56,900	374,023
SKY Perfect JSAT Holdings Inc.	782,300	2,870,826
Skylark Holdings Co. Ltd.(c)	776,100	10,753,679
SMS Co. Ltd.	268,300	6,630,738
Sodick Co. Ltd.	218,900	1,689,420
Software Service Inc.	2,000	205,807
Sojitz Corp.	4,809,000	10,051,915
Solasto Corp.	226,000	2,184,546

Security	Shares	Value

Japan (continued)
Sosei Group Corp.(b)(c)	263,000	$3,410,319
SOSiLA Logistics REIT Inc.	1,996	2,844,956
Sotetsu Holdings Inc.	312,600	7,406,252
Sourcenext Corp.(c)	409,700	933,866
SPARX Group Co. Ltd.	761,800	1,361,772
S-Pool Inc.	218,400	1,355,059
St. Marc Holdings Co. Ltd.	59,900	826,012
Star Asia Investment Corp.	5,464	2,191,181
Star Micronics Co. Ltd.	185,000	2,062,943
Starts Corp. Inc.	65,700	1,196,184
Starts Proceed Investment Corp.	860	1,649,560
Starzen Co. Ltd.	15,000	536,981
Stella Chemifa Corp.	38,300	974,797
Strike Co. Ltd.(c)	38,100	1,663,024
Studio Alice Co. Ltd.	22,100	295,768
Sugi Holdings Co. Ltd.	144,000	10,432,611
Sumitomo Bakelite Co. Ltd.	157,300	3,780,377
Sumitomo Densetsu Co. Ltd.	52,300	1,062,522
Sumitomo Forestry Co. Ltd.	478,600	5,359,523
Sumitomo Mitsui Construction Co. Ltd.	679,280	2,621,264
Sumitomo Osaka Cement Co. Ltd.	139,000	4,660,503
Sumitomo Riko Co. Ltd.	49,700	232,212
Sumitomo Seika Chemicals Co. Ltd.	9,200	289,757
Sumitomo Warehouse Co. Ltd. (The)	354,200	3,976,501
Sun Frontier Fudousan Co. Ltd.	104,700	806,070
Suruga Bank Ltd.	482,100	1,609,584
Sushiro Global Holdings Ltd.	396,600	8,387,379
Systena Corp.	245,800	3,687,116
T. Hasegawa Co. Ltd.	92,800	1,851,085
Tachibana Eletech Co. Ltd.	55,100	845,287
Tachi-S Co. Ltd.	48,400	384,069
Tadano Ltd.	379,200	3,034,174
Taihei Dengyo Kaisha Ltd.	25,300	511,839
Taikisha Ltd.	82,000	2,287,903
Taiko Pharmaceutical Co. Ltd.	89,300	1,945,968
Taiyo Holdings Co. Ltd.	41,300	1,945,276
Taiyo Yuden Co. Ltd.	438,900	13,781,784
Takamatsu Construction Group Co. Ltd.	22,700	459,239
Takara Bio Inc.	196,400	5,216,033
Takara Holdings Inc.	530,000	4,531,543
Takara Leben Co. Ltd.	490,500	1,544,845
Takara Leben Real Estate Investment Corp.	1,636	1,259,533
Takara Standard Co. Ltd.	55,400	741,426
Takasago International Corp.	9,000	171,266
Takasago Thermal Engineering Co. Ltd.	199,600	2,641,071
Takashimaya Co. Ltd.	503,900	3,336,139
Takeuchi Manufacturing Co. Ltd.	142,800	2,364,918
Taki Chemical Co. Ltd.(c)	20,900	1,276,970
Takuma Co. Ltd.	217,200	3,009,534
Tama Home Co. Ltd.(c)	47,600	488,921
Tamron Co. Ltd.	51,000	807,954
Tamura Corp.	204,000	806,507
Tanseisha Co. Ltd.	122,600	678,341
Tatsuta Electric Wire and Cable Co. Ltd.	83,000	450,601
Tayca Corp.	30,100	363,261
TechMatrix Corp.	149,800	2,563,021
TechnoPro Holdings Inc.	141,300	7,189,956
Teikoku Sen-I Co. Ltd.	109,900	2,439,566
Tekken Corp.	71,800	1,272,611
Tenma Corp.	22,700	328,702

SCHEDULE OF INVESTMENTS	81

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
T-Gaia Corp.	56,000	$1,001,570
TKC Corp.	34,500	1,899,083
TKP Corp.(b)(c)	50,100	1,129,655
Toa Corp./Tokyo	90,900	1,321,416
Toagosei Co. Ltd.	555,800	5,230,502
TOC Co. Ltd.	412,800	2,459,699
Tocalo Co. Ltd.	173,600	1,932,538
Toda Corp.	824,900	5,250,711
Toei Animation Co. Ltd.	35,200	1,794,458
Toei Co. Ltd.	17,500	2,315,568
Toenec Corp.	5,200	182,465
Toho Bank Ltd. (The)	783,500	1,637,695
Toho Holdings Co. Ltd.	206,600	3,513,353
Toho Titanium Co. Ltd.	191,400	1,013,752
Tokai Carbon Co. Ltd.(c)	691,600	5,972,106
Tokai Corp./Gifu	40,700	811,459
TOKAI Holdings Corp.	220,200	2,047,258
Tokai Rika Co. Ltd.	211,300	2,620,016
Tokai Tokyo Financial Holdings Inc.	869,500	1,858,574
Token Corp.	23,800	1,512,683
Tokushu Tokai Paper Co. Ltd.	9,300	380,427
Tokuyama Corp.	220,900	5,118,746
Tokyo Broadcasting System Holdings Inc.	141,900	2,136,620
Tokyo Dome Corp.	404,500	2,410,243
Tokyo Kiraboshi Financial Group Inc.	102,544	1,046,486
Tokyo Ohka Kogyo Co. Ltd.	127,900	6,677,461
Tokyo Seimitsu Co. Ltd.	160,900	5,067,597
Tokyo Steel Manufacturing Co. Ltd.	378,100	2,120,621
Tokyo Tatemono Co. Ltd.	675,300	7,217,337
Tokyotokeiba Co. Ltd.	71,700	2,797,338
Tokyu Construction Co. Ltd.	344,840	1,598,142
Tokyu REIT Inc.	4,051	5,065,187
TOMONY Holdings Inc.	913,600	2,782,363
Tomy Co. Ltd.	330,000	2,462,593
Tonami Holdings Co. Ltd.	7,500	400,076
Topcon Corp.	372,500	2,413,341
Toppan Forms Co. Ltd.	100,400	944,841
Topre Corp.	180,200	1,731,611
Topy Industries Ltd.	23,700	242,761
Toridoll Holdings Corp.	191,400	1,994,919
Torii Pharmaceutical Co. Ltd.	38,400	1,227,580
Tosei Corp.	117,400	907,177
Toshiba TEC Corp.	78,600	3,007,065
Tosho Co. Ltd.	49,500	481,751
Totetsu Kogyo Co. Ltd.	124,300	2,955,549
Towa Bank Ltd. (The)	43,600	261,443
Towa Pharmaceutical Co. Ltd.	56,600	1,011,230
Toyo Construction Co. Ltd.	529,600	1,833,289
Toyo Gosei Co. Ltd.(c)	19,700	1,609,836
Toyo Ink SC Holdings Co. Ltd.	138,200	2,483,496
Toyo Seikan Group Holdings Ltd.	551,700	6,011,145
Toyo Tanso Co. Ltd.	44,400	664,341
Toyo Tire Corp.	422,000	5,603,783
Toyobo Co. Ltd.	315,300	4,347,937
Toyota Boshoku Corp.	238,200	2,766,571
TPR Co. Ltd.	181,800	2,194,049
Trancom Co. Ltd.	17,400	1,254,024
Transcosmos Inc.	71,200	1,718,551
Tri Chemical Laboratories Inc.	25,100	2,461,808
Trusco Nakayama Corp.	158,800	3,724,808

Security	Shares	Value

Japan (continued)
TS Tech Co. Ltd.	185,700	$4,684,214
TSI Holdings Co. Ltd.(c)	379,600	1,062,722
Tsubaki Nakashima Co. Ltd.	133,900	883,970
Tsubakimoto Chain Co.	117,500	2,731,628
Tsugami Corp.	216,700	1,981,925
Tsukishima Kikai Co. Ltd.	57,000	607,037
Tsukui Corp.	284,700	1,227,875
Tsumura & Co.	231,400	5,758,190
Tsurumi Manufacturing Co. Ltd.	5,500	93,895
TV Asahi Holdings Corp.	58,900	804,423
Tv Tokyo Holdings Corp.	23,200	480,984
UACJ Corp.	116,994	1,941,970
Ube Industries Ltd.	389,900	6,317,022
Uchida Yoko Co. Ltd.	31,500	1,891,847
Ulvac Inc.	165,500	4,852,454
Union Tool Co.	12,900	313,807
Unipres Corp.	133,700	991,401
United Arrows Ltd.	95,200	1,255,167
UNITED Inc./Japan	96,800	956,739
United Super Markets Holdings Inc.	362,800	4,375,012
Universal Entertainment Corp.(b)	96,400	1,686,749
Ushio Inc.	397,700	4,641,651
UT Group Co. Ltd.(b)(c)	102,100	2,059,768
UUUM Inc.(b)(c)	38,500	698,047
Uzabase Inc.(b)(c)	69,600	1,408,720
V Technology Co. Ltd	37,100	1,173,740
Valor Holdings Co. Ltd.	153,100	3,317,432
Valqua Ltd.	38,400	654,104
ValueCommerce Co. Ltd.	60,800	1,797,030
Vector Inc.(b)(c)	141,400	968,255
Vision Inc./Tokyo Japan(b)(c)	114,900	637,911
Vital KSK Holdings Inc.	75,000	720,704
VT Holdings Co. Ltd.	464,300	1,370,109
Wacoal Holdings Corp.	214,000	3,594,666
Wacom Co. Ltd.	600,300	3,247,627
Wakita & Co. Ltd.	74,800	639,546
Warabeya Nichiyo Holdings Co. Ltd.	28,900	416,840
WATAMI Co. Ltd.	89,800	656,535
WDB Holdings Co. Ltd.	15,200	360,556
Weathernews Inc.	21,500	783,907
West Holdings Corp.	61,600	1,427,992
World Co. Ltd.	66,900	783,337
World Holdings Co. Ltd.	12,800	171,425
Wowow Inc.	13,300	308,945
Xebio Holdings Co. Ltd.	191,400	1,230,985
Yahagi Construction Co. Ltd.	198,600	1,418,169
YAKUODO Holdings Co. Ltd.	43,200	1,097,876
YAMABIKO Corp.	222,000	1,803,632
YAMADA Consulting Group Co. Ltd.	15,800	167,370
Yamagata Bank Ltd. (The)	23,200	274,722
Yamaguchi Financial Group Inc.	724,800	4,257,077
YA-MAN Ltd.	164,100	1,471,359
Yamanashi Chuo Bank Ltd. (The)	17,900	132,392
Yamashin-Filter Corp.(c)	139,400	1,201,110
Yamato Kogyo Co. Ltd.	158,800	3,220,157
Yamazen Corp.	124,800	1,126,068
Yaoko Co. Ltd.	53,600	4,258,394
Yellow Hat Ltd.	86,900	1,135,873
Yodogawa Steel Works Ltd.	191,400	3,146,252
Yokogawa Bridge Holdings Corp.	159,400	2,783,055

82	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yokohama Reito Co. Ltd.	390,100	$3,099,253
Yokowo Co. Ltd.(c)	57,600	1,290,048
Yomiuri Land Co. Ltd.	9,100	284,456
Yondoshi Holdings Inc.	82,300	1,371,537
Yonex Co. Ltd.(c)	255,400	1,357,560
Yorozu Corp.(c)	16,000	152,691
Yoshinoya Holdings Co. Ltd.	271,200	4,617,043
Yuasa Trading Co. Ltd.	20,400	542,366
Yumeshin Holdings Co. Ltd.(c)	330,700	1,654,595
Yurtec Corp.	29,000	165,667
Yushin Precision Equipment Co. Ltd.	12,200	73,964
Zenkoku Hosho Co. Ltd.	199,900	6,919,834
Zenrin Co. Ltd.	133,200	1,303,906
Zensho Holdings Co. Ltd.	353,200	6,353,792
Zeon Corp.	525,400	5,018,954
ZERIA Pharmaceutical Co. Ltd.	157,300	2,777,633
ZIGExN Co. Ltd.	334,200	894,529
Zojirushi Corp.	172,700	2,314,536
Zuken Inc.	53,700	1,556,706

		2,486,594,101

Netherlands — 3.1%
Aalberts NV	377,507	13,476,877
Accell Group NV(b)	76,786	2,147,407
Alfen Beheer BV(b)(d)	46,581	2,038,035
AMG Advanced Metallurgical Group NV	114,224	2,032,802
Arcadis NV(b)(c)	266,843	5,474,651
Argenx SE(b)	164,027	37,900,159
ASM International NV	176,427	26,693,558
ASR Nederland NV	513,034	16,580,091
B&S Group Sarl(c)(d)	114,127	719,311
Basic-Fit NV(b)(d)	146,035	3,773,197
BE Semiconductor Industries NV	277,584	12,282,856
Boskalis Westminster(b)(c)	295,193	5,574,579
Brack Capital Properties NV(b)(c)	6,435	455,637
Brunel International NV(b)(c)	146,529	1,058,683
Cementir Holding NV	142,001	982,310
Corbion NV	235,708	9,086,425
COSMO Pharmaceuticals NV(b)(c)	30,204	2,898,548
Eurocommercial Properties NV(c)	150,198	1,850,687
Euronext NV(d)	219,143	25,110,335
Flow Traders(d)	134,667	4,968,404
ForFarmers NV	128,754	829,771
Fugro NV, CVA(b)(c)	303,906	1,213,948
IMCD NV	201,264	20,838,813
Intertrust NV(d)	326,718	6,057,874
Koninklijke BAM Groep NV(b)	1,068,439	1,660,146
NIBC Holding NV(c)(d)	147,040	1,271,025
NSI NV	87,362	3,130,159
OCI NV(b)(c)	397,537	4,705,576
Pharming Group NV(b)(c)	2,432,439	2,737,718
PostNL NV	1,736,187	4,231,318
Rhi Magnesita NV	112,825	3,589,526
SBM Offshore NV	606,366	9,418,160
Shop Apotheke Europe NV(b)(c)(d)	40,133	6,036,565
SIF Holding NV(b)(c)	39,893	509,473
Signify NV(b)(d)	488,155	14,633,117
SRH NV(a)(b)(c)	291,555	3
TKH Group NV	152,698	5,998,382
TomTom NV(b)	270,460	2,163,575
Vastned Retail NV	68,993	1,745,902

Security	Shares	Value

Netherlands (continued)
Wereldhave NV(c)	123,861	$1,071,396

		266,946,999

New Zealand — 0.9%
Air New Zealand Ltd.	2,183,397	1,948,990
Argosy Property Ltd.	2,464,047	2,084,610
Chorus Ltd.	1,764,628	8,769,284
Contact Energy Ltd.	2,645,996	10,293,763
Fletcher Building Ltd.	3,210,471	7,228,657
Genesis Energy Ltd.	1,457,245	2,824,865
Goodman Property Trust	3,822,685	5,653,191
Infratil Ltd.	2,423,715	7,798,316
Kiwi Property Group Ltd.	8,000,498	5,702,600
Metlifecare Ltd.	655,321	2,579,964
Napier Port Holdings Ltd.(c)	348,398	807,657
Oceania Healthcare Ltd.	2,384,848	1,604,554
Precinct Properties New Zealand Ltd.	3,808,383	4,350,878
Pushpay Holdings Ltd.(b)	699,836	3,701,595
Restaurant Brands New Zealand Ltd.(b)	143,986	1,146,200
SKYCITY Entertainment Group Ltd.	2,924,784	4,851,380
Summerset Group Holdings Ltd.	834,227	4,362,406
Synlait Milk Ltd.(b)	271,316	1,247,087
Z Energy Ltd.	1,877,466	3,526,902

		80,482,899

Norway — 2.2%
Adevinta ASA(b)	916,677	14,822,162
Aker ASA, Class A	93,314	3,932,429
Atea ASA	305,341	3,524,646
Austevoll Seafood ASA	386,099	3,257,591
Bakkafrost P/F(b)	193,268	11,740,177
Bonheur ASA	82,620	1,947,458
Borregaard ASA	400,811	5,297,733
BW LPG Ltd.(d)	281,178	1,153,967
BW Offshore Ltd.	327,472	1,128,262
Crayon Group Holding ASA(b)(d)	133,319	1,042,604
DNO ASA	2,048,055	1,290,348
Elkem ASA(d)	1,028,049	1,948,785
Entra ASA(d)	624,374	8,809,740
Europris ASA(d)	687,078	3,366,201
Fjordkraft Holding ASA(d)	338,618	3,024,824
Flex LNG Ltd.(c)	116,102	643,885
Frontline Ltd./Bermuda(c)	375,624	2,995,443
Golden Ocean Group Ltd.	347,538	1,335,971
Grieg Seafood ASA	213,051	2,158,940
Hexagon Composites ASA(b)	390,768	2,037,588
Kongsberg Gruppen ASA	318,037	4,820,202
Leroy Seafood Group ASA	1,149,362	6,679,297
NEL ASA(b)(c)	5,034,726	10,350,778
Nordic Semiconductor ASA(b)	612,745	6,020,240
Norway Royal Salmon ASA(c)	63,548	1,581,902
Norwegian Air Shuttle ASA(b)(c)	2,131,188	533,334
Norwegian Finans Holding ASA(b)	501,301	3,702,257
Ocean Yield ASA	269,054	654,939
Protector Forsikring ASA(b)	338,136	1,631,303
Salmar ASA(b)	216,881	10,310,319
Sbanken ASA(b)(d)	255,833	1,842,907
Scatec Solar ASA(d)	336,124	5,805,167
Selvaag Bolig ASA	240,444	1,340,089
SpareBank 1 Nord Norge	355,814	2,453,390
Sparebank 1 Oestlandet	110,689	1,071,674

SCHEDULE OF INVESTMENTS	83

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
SpareBank 1 SMN	631,276	$5,416,589
SpareBank 1 SR-Bank ASA(b)	607,706	4,809,384
Stolt-Nielsen Ltd.	157,147	1,414,156
Storebrand ASA(b)	1,730,152	9,417,945
Subsea 7 SA(b)	834,154	6,269,810
TGS NOPEC Geophysical Co. ASA	437,019	6,430,962
Tomra Systems ASA(b)	433,643	17,830,334
Veidekke ASA(b)	398,014	5,401,050
Wallenius Wilhelmsen ASA(b)	469,755	698,513

		191,945,295

Portugal — 0.3%
Altri SGPS SA(c)	336,934	1,670,992
Banco Comercial Portugues SA, Class R(b)	29,123,213	3,381,831
Corticeira Amorim SGPS SA	109,718	1,280,549
CTT-Correios de Portugal SA(b)	628,252	1,690,116
Mota-Engil SGPS SA(b)(c)	461,212	638,098
Navigator Co. SA (The)	890,178	2,225,271
NOS SGPS SA	986,332	4,371,433
REN — Redes Energeticas Nacionais SGPS SA	1,338,320	3,877,280
Semapa-Sociedade de Investimento e Gestao	46,382	419,578
Sonae SGPS SA	3,918,731	2,752,536

		22,307,684

Singapore — 2.1%
Accordia Golf Trust	1,688,300	818,726
AIMS APAC REIT	1,912,100	1,673,244
ARA LOGOS Logistics Trust	2,076,400	999,361
Ascendas India Trust(c)	3,343,500	3,413,476
Ascott Residence Trust(c)	6,843,196	4,466,317
Best World International Ltd.(a)(c)	1,890,600	1,038,444
Bumitama Agri Ltd.	730,400	266,317
CapitaLand Retail China Trust(c)	2,658,912	2,384,935
CDL Hospitality Trusts	3,985,000	2,818,822
China Aviation Oil Singapore Corp. Ltd.	568,100	397,707
Chip Eng Seng Corp. Ltd.(c)	961,625	312,057
ComfortDelGro Corp. Ltd.	8,865,600	8,792,544
COSCO Shipping International Singapore Co. Ltd.(b)	5,193,900	746,152
Cromwell European REIT	4,953,200	2,518,578
Eagle Hospitality Trust REIT(a)(b)(c)	2,020,200	249,091
ESR-REIT(c)	8,508,600	2,419,860
Far East Hospitality Trust	4,581,700	1,637,157
First REIT	3,372,500	1,364,937
First Resources Ltd.	2,173,900	2,171,839
Fortune REIT	5,700,000	4,964,388
Frasers Centrepoint Trust(c)	2,597,145	4,507,551
Frasers Hospitality Trust	1,751,200	549,126
Frasers Logistics & Commercial Trust	10,098,036	9,941,186
Golden Agri-Resources Ltd.(c)	24,874,600	2,847,891
GuocoLand Ltd.(c)	325,300	329,736
Hafnia Ltd.(c)	430,252	759,197
Hutchison Port Holdings Trust, Class U	19,722,600	2,130,041
Japfa Ltd.(c)	2,189,420	1,053,757
Kenon Holdings Ltd./Singapore	104,055	2,124,071
Keppel DC REIT(c)	4,912,700	10,675,889
Keppel Infrastructure Trust	12,579,300	4,999,430
Keppel Pacific Oak US REIT	2,909,700	2,124,081
Keppel REIT(c)	6,438,800	5,164,938
Lendlease Global Commercial REIT	3,173,600	1,446,438
Lippo Malls Indonesia Retail Trust	8,356,800	713,006
Manulife US Real Estate Investment Trust(c)	4,372,131	3,366,541

Security	Shares	Value

Singapore (continued)
Mapletree Industrial Trust	6,573,960	$15,628,316
Mapletree North Asia Commercial Trust(c)	9,238,500	5,760,167
NetLink NBN Trust(c)	12,035,900	8,425,920
OUE Commercial Real Estate Investment Trust	6,299,579	1,745,672
OUE Ltd.(c)	1,074,100	892,929
Oxley Holdings Ltd.(c)	2,246,400	352,203
Parkway Life REIT	1,444,000	3,748,735
Prime U.S. REIT	1,739,100	1,347,803
Raffles Medical Group Ltd.	3,574,700	2,280,947
Sabana Shari’ah Compliant Industrial REIT	1,027,900	284,841
Sasseur Real Estate Investment Trust(c)	2,049,400	1,158,233
SATS Ltd.(c)	2,761,100	5,516,965
Sembcorp Industries Ltd.	4,022,000	5,074,061
Sembcorp Marine Ltd.(b)(c)	3,047,700	844,546
Sheng Siong Group Ltd.	3,199,200	3,966,047
SIA Engineering Co. Ltd.(c)	668,900	863,380
SIIC Environment Holdings Ltd.(c)	5,842,960	873,483
Silverlake Axis Ltd.	4,120,140	886,342
Singapore Post Ltd.(c)	6,622,500	3,428,845
Singapore Press Holdings Ltd.(c)	6,095,449	4,756,166
Soilbuild Business Space REIT	8,029,247	2,371,359
SPH REIT	268,100	161,294
Starhill Global REIT	5,424,300	1,839,349
StarHub Ltd.(c)	2,426,800	2,159,043
Wing Tai Holdings Ltd.	3,004,900	3,747,086
Yanlord Land Group Ltd.	2,592,500	2,306,461
Yoma Strategic Holdings Ltd.(b)(c)	5,446,500	1,171,675

		177,778,699

Spain — 2.0%
Acciona SA	85,224	9,452,918
Acerinox SA(b)	588,130	5,030,984
Aedas Homes SA(b)(d)	77,565	1,649,136
Almirall SA(b)	266,497	2,966,974
Applus Services SA(b)	525,415	4,075,749
Atresmedia Corp. de Medios de Comunicacion SA	392,814	1,073,001
Banco de Sabadell SA	21,915,823	7,489,568
Bankia SA	4,779,263	6,052,733
Befesa SA(d)	130,668	5,292,135
Cia. de Distribucion Integral Logista Holdings SA	229,014	4,262,534
Cie. Automotive SA	269,646	4,301,373
Construcciones y Auxiliar de Ferrocarriles SA	93,183	3,212,006
Corp Financiera Alba SA	54,498	2,232,980
Distribuidora Internacional de Alimentacion SA(b)(c)	7,923,842	1,047,560
Ebro Foods SA	298,506	6,706,683
eDreams ODIGEO SA(b)	180,475	382,007
Ence Energia y Celulosa SA(c)	513,759	1,552,214
Euskaltel SA(d)	353,213	3,324,688
Faes Farma SA	1,297,195	5,476,141
Fluidra SA(b)	173,266	2,876,614
Fomento de Construcciones y Contratas SA	274,926	2,376,481
Gestamp Automocion SA(d)	590,598	1,424,699
Global Dominion Access SA(d)	318,747	1,051,602
Grupo Catalana Occidente SA	171,956	4,066,759
Grupo Empresarial San Jose SA(b)(c)	75,720	392,628
Indra Sistemas SA(b)(c)	504,906	3,803,217
Inmobiliaria Colonial Socimi SA	1,045,274	8,930,363
Lar Espana Real Estate Socimi SA	296,010	1,557,642
Let’s GOWEX SA(a)(b)(c)	51,450	1
Liberbank SA(b)(c)	7,699,085	1,478,517
Masmovil Ibercom SA(b)	276,147	7,406,014

84	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Mediaset Espana Comunicacion SA(b)(c)	609,862	$2,004,830
Melia Hotels International SA(b)	418,236	1,554,909
Merlin Properties Socimi SA	1,356,554	11,212,834
Metrovacesa SA(b)(d)	158,479	1,105,668
Miquel y Costas & Miquel SA	99,588	1,389,601
Neinor Homes SA(b)(d)	222,314	2,670,925
Pharma Mar SA(c)	56,730	5,973,726
Promotora de Informaciones SA, Class A(b)	397,332	202,503
Prosegur Cash SA(d)	1,686,573	1,390,078
Prosegur Cia. de Seguridad SA	909,085	2,397,234
Sacyr SA	1,365,842	3,084,856
Solaria Energia y Medio Ambiente SA(b)	268,886	4,079,397
Talgo SA(b)(d)	381,158	1,766,820
Tecnicas Reunidas SA(b)	128,993	1,612,287
Unicaja Banco SA(b)(d)	2,816,902	1,566,896
Viscofan SA	153,224	11,278,914
Zardoya Otis SA	744,162	4,945,440

		169,182,839

Sweden — 7.3%
AAK AB(b)	699,479	12,383,345
AcadeMedia AB(d)	286,793	2,079,458
AddTech AB	253,108	11,827,598
AF Poyry AB(b)	358,820	9,192,148
Alimak Group AB(d)	178,359	2,227,460
Ambea AB(b)(d)	215,860	1,333,086
Arjo AB, Class B	890,488	5,519,754
Atrium Ljungberg AB, Class B	166,515	2,567,057
Attendo AB(b)(d)	342,493	1,786,113
Avanza Bank Holding AB	469,894	9,135,686
Axfood AB	424,098	9,583,971
Beijer Ref AB	270,870	10,606,864
Betsson AB	404,501	3,043,952
Bilia AB, Class A(b)	292,853	2,863,572
BillerudKorsnas AB	668,761	10,711,404
BioArctic AB(b)(d)	130,774	1,331,079
BioGaia AB, Class B	71,060	4,559,113
Biotage AB(b)	230,923	4,207,027
Bonava AB, Class B	330,212	2,220,560
Boozt AB(b)(d)	150,940	1,607,113
Bravida Holding AB(b)(d)	744,151	8,161,538
Bufab AB(b)	69,870	910,936
Bure Equity AB	202,708	5,549,928
Camurus AB(b)	102,662	1,855,065
Castellum AB	885,488	19,008,125
Catena AB	91,191	3,764,883
Cellavision AB(b)	67,102	2,214,747
CELLINK AB(b)	72,134	1,214,340
Cibus Nordic Real Estate AB	96,518	1,549,772
Clas Ohlson AB, Class B	186,925	2,114,248
Cloetta AB, Class B(b)	971,933	2,678,833
Collector AB(b)	239,863	385,144
Coor Service Management Holding AB(b)(d)	372,410	2,955,787
Creades AB, Class A	17,487	1,353,930
Dios Fastigheter AB	278,260	1,888,704
Dometic Group AB(b)(d)	1,126,045	10,966,896
Duni AB(b)	127,548	1,254,482
Dustin Group AB(d)	268,717	1,631,857
Electrolux Professional AB, Class B(b)	838,947	3,286,150
Elekta AB, Class B	1,405,750	14,411,271
Embracer Group AB(b)	581,283	9,370,118

Security	Shares	Value

Sweden (continued)
Fabege AB	1,027,405	$13,130,508
Fastighets AB Balder, Class B(b)	386,092	15,944,490
Fingerprint Cards AB, Class B(b)(c)	1,136,064	2,099,600
Fortnox AB(b)	180,578	5,338,481
Getinge AB, Class B	872,444	20,933,188
Granges AB(b)(c)	303,822	2,447,894
Hansa Biopharma AB(b)(c)	132,682	3,793,537
Hexpol AB(b)	986,043	6,563,133
HMS Networks AB(b)	109,153	2,444,222
Holmen AB, Class B(b)	379,213	13,001,911
Hufvudstaden AB, Class A	417,062	5,427,942
Indutrade AB(b)	347,429	17,594,058
Instalco AB	163,466	2,983,683
Intrum AB(c)	269,966	6,378,693
Investment AB Oresund	156,921	2,081,764
Inwido AB(b)	252,838	2,345,069
JM AB	215,627	6,374,645
John Mattson Fastighetsforetagen AB(b)(c)	80,077	1,355,382
Kambi Group PLC(b)	93,764	2,262,616
Karo Pharma AB(b)	228,075	1,476,340
K-Fast Holding AB(b)	35,038	1,180,496
Kindred Group PLC	856,360	5,993,771
Klovern AB, Class B	1,774,782	2,831,467
Kungsleden AB	780,390	6,283,139
LeoVegas AB(d)	346,585	1,604,511
Lifco AB, Class B	161,573	12,380,436
Lindab International AB	299,832	4,663,470
Loomis AB(b)	284,484	6,825,833
Mekonomen AB(b)	179,839	1,525,062
Millicom International Cellular SA, SDR	392,886	11,817,201
MIPS AB	101,880	4,301,728
Modern Times Group MTG AB, Class B(b)	242,415	3,307,442
Munters Group AB(b)(d)	424,282	2,955,046
Mycronic AB	280,221	5,332,690
NCC AB, Class B	326,827	5,685,118
NetEnt AB	734,507	6,426,133
Nobia AB(b)	479,605	2,838,484
Nobina AB(b)(d)	278,923	1,762,418
Nolato AB, Class B(b)	78,142	6,510,381
Nordic Entertainment Group AB, Class B(b)	252,956	10,582,323
Nyfosa AB(b)	591,672	4,411,852
Oncopeptides AB(b)(c)(d)	171,930	2,426,382
Pandox AB(b)	353,077	4,441,753
Paradox Interactive AB(c)	118,858	2,979,623
Peab AB, Class B(b)	703,366	6,571,973
PowerCell Sweden AB(b)	144,608	4,217,206
Ratos AB, Class B(b)	819,087	2,918,904
Recipharm AB, Class B(b)	260,884	4,159,131
Resurs Holding AB(d)	560,991	2,806,254
Saab AB, Class B(b)(c)	305,257	9,813,384
Sagax AB, Class D	307,961	1,058,358
Samhallsbyggnadsbolaget i Norden AB(c)	3,044,538	8,245,091
Samhallsbyggnadsbolaget i Norden AB, New	383,545	1,236,966
SAS AB(b)(c)	806,235	728,419
Scandi Standard AB(b)	149,641	1,114,099
Scandic Hotels Group AB(c)(d)	545,651	1,872,098
Sedana Medical AB(b)	52,897	1,633,380
Sinch AB(b)(d)	125,646	9,828,723
SkiStar AB	242,771	2,820,869
SSAB AB, Class A(b)	726,455	2,141,825

SCHEDULE OF INVESTMENTS	85

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
SSAB AB, Class B(b)	2,370,997	$6,722,021
Stillfront Group AB(b)	96,088	9,351,710
Storytel AB(b)	135,696	3,569,334
Sweco AB, Class B	261,122	14,991,308
Swedish Orphan Biovitrum AB(b)	737,478	15,459,800
Thule Group AB(d)	401,925	11,941,984
Tobii AB(b)(c)	362,742	1,478,522
Trelleborg AB, Class B(b)	902,791	13,974,550
Troax Group AB	117,423	2,223,852
Vitrolife AB(b)	252,425	6,120,129
Wallenstam AB, Class B	629,735	7,878,934
Wihlborgs Fastigheter AB	508,302	8,533,756
Xvivo Perfusion AB(b)	60,731	1,255,744

		623,025,353

Switzerland — 5.2%
Allreal Holding AG, Registered	58,295	11,650,029
ALSO Holding AG, Registered	22,513	5,889,957
APG SGA SA(b)	2,062	385,789
Arbonia AG, Registered(b)(c)	197,486	2,249,044
Aryzta AG(b)(c)	3,766,591	2,391,125
Ascom Holding AG, Registered(b)	174,013	1,970,247
Autoneum Holding AG(b)(c)	13,622	1,393,346
Bachem Holding AG, Class B, Registered	18,462	5,550,574
Basilea Pharmaceutica AG, Registered(b)(c)	44,120	2,111,668
Belimo Holding AG	1,887	14,935,033
Bell Food Group AG, Registered	4,128	1,061,836
BKW AG	79,247	7,674,685
Bobst Group SA, Registered(c)	34,345	2,057,604
Bossard Holding AG, Class A, Registered	22,195	3,801,232
Bucher Industries AG, Registered	26,832	8,854,530
Burckhardt Compression Holding AG	12,676	3,211,848
Burkhalter Holding AG	11,248	731,979
Cembra Money Bank AG	111,576	12,228,347
Coltene Holding AG, Registered	12,454	1,054,147
Comet Holding AG, Registered	30,060	4,645,967
Conzzeta AG, Registered	4,814	4,513,952
Daetwyler Holding AG, Bearer	29,240	5,939,927
DKSH Holding AG	133,782	8,610,461
dormakaba Holding AG	11,634	6,528,698
Dufry AG, Registered(b)	183,454	4,666,512
EFG International AG	360,685	2,374,962
Emmi AG, Registered	8,753	7,913,974
Flughafen Zurich AG, Registered(b)	74,544	9,423,502
Forbo Holding AG, Registered	4,198	6,552,886
Galenica AG(d)	173,185	12,936,046
GAM Holding AG(b)(c)	589,516	1,442,522
Georg Fischer AG, Registered	16,013	14,733,298
Gurit Holding AG, Bearer	1,149	2,038,569
Helvetia Holding AG, Registered	132,522	11,989,184
Huber + Suhner AG, Registered	62,537	4,867,121
Idorsia Ltd.(b)	320,261	8,822,404
Implenia AG, Registered	52,926	2,315,549
Inficon Holding AG, Registered	7,794	6,365,771
Interroll Holding AG, Registered	2,376	5,615,478
Intershop Holding AG	6,252	3,841,781
Kardex Holding AG, Registered	27,770	4,810,984
Komax Holding AG, Registered(b)	14,955	2,202,891
Landis+Gyr Group AG(b)(c)	86,515	5,325,756
LEM Holding SA, Registered	1,511	2,368,568
Leonteq AG	43,964	1,768,806

Security	Shares	Value

Switzerland (continued)
Liechtensteinische Landesbank AG	27,555	$1,675,048
Medacta Group SA(b)(d)	27,155	2,507,442
Medartis Holding AG(b)(c)(d)	6,756	287,782
Metall Zug AG	755	1,037,430
Mobilezone Holding AG, Registered	235,921	1,893,177
Mobimo Holding AG, Registered	27,710	7,813,142
Molecular Partners AG(b)(c)	51,734	987,251
OC Oerlikon Corp. AG, Registered	748,254	6,259,440
Orascom Development Holding AG(b)(c)	19,048	180,073
Orior AG	20,826	1,716,995
PSP Swiss Property AG, Registered	159,978	17,919,928
Rieter Holding AG, Registered(c)	18,745	1,545,427
Schweiter Technologies AG, Bearer	3,659	4,512,914
Sensirion Holding AG(b)(d)	33,604	1,632,733
SFS Group AG	58,893	5,567,548
Siegfried Holding AG, Registered	15,710	8,247,879
SIG Combibloc Group AG	978,282	17,109,450
Softwareone Holding AG	333,602	8,581,166
St. Galler Kantonalbank AG, Class A, Registered	11,426	5,174,796
Stadler Rail AG(b)(c)	170,527	6,823,329
Sulzer AG, Registered	68,398	5,654,094
Sunrise Communications Group AG(d)	126,874	11,875,696
Swissquote Group Holding SA, Registered	44,303	4,134,687
Tecan Group AG, Registered	48,853	20,610,950
TX Group AG	3,668	270,151
u-blox Holding AG	26,532	1,920,559
Valiant Holding AG, Registered	64,884	6,083,989
Valora Holding AG, Registered(b)	14,279	2,354,457
VAT Group AG(d)	103,689	19,764,398
Vetropack Holding AG(b)	34,929	1,946,686
Vontobel Holding AG, Registered	105,029	7,648,864
VP Bank AG, Registered	13,360	1,718,281
VZ Holding AG	52,774	4,182,704
V-ZUG Holding AG(b)	7,550	614,158
Ypsomed Holding AG, Registered(c)	13,831	2,043,406
Zehnder Group AG, Registered	55,257	2,438,791
Zur Rose Group AG(b)(c)	25,749	7,146,996

		443,700,406

United Kingdom — 16.4%
888 Holdings PLC	1,377,626	3,319,733
AB Dynamics PLC	56,060	1,265,554
Abcam PLC	752,464	12,690,772
Advanced Medical Solutions Group PLC	997,150	2,512,817
AG Barr PLC	369,964	2,087,984
Aggreko PLC	967,017	4,883,918
AJ Bell PLC	1,118,329	6,340,923
Alfa Financial Software Holdings PLC(b)(d)	126,350	132,667
Alliance Pharma PLC	1,027,889	978,100
Anglo Pacific Group PLC	526,326	819,292
AO World PLC(b)(c)	1,144,190	2,513,928
Ascential PLC(d)	1,508,251	5,344,863
Ashmore Group PLC	1,625,290	8,327,983
ASOS PLC(b)	285,045	12,562,998
Assura PLC	9,148,606	9,485,958
Aston Martin Lagonda Global Holdings PLC(b)(c)(d)	3,494,871	2,655,883
Avast PLC(d)	2,496,450	18,824,007
B&M European Value Retail SA	3,407,962	20,709,753
Babcock International Group PLC	959,226	3,630,909
Bakkavor Group PLC(d)	223,927	188,099
Balfour Beatty PLC	2,575,432	8,132,890

86	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Bank of Georgia Group PLC(b)	148,033	$1,509,659
Beazley PLC	2,314,349	12,678,868
Bellway PLC	470,995	15,738,881
Biffa PLC(d)	1,148,070	3,073,956
Big Yellow Group PLC	584,951	7,823,352
Blue Prism Group PLC(b)(c)	295,946	4,517,429
BMO Commercial Property Trust	3,110,142	2,388,005
Bodycote PLC	724,921	5,356,711
boohoo Group PLC(b)	3,576,147	12,250,535
Brewin Dolphin Holdings PLC	1,190,081	4,100,200
Britvic PLC	1,006,267	10,545,989
Burford Capital Ltd.(c)	751,737	5,298,335
Cairn Energy PLC(b)	2,200,541	3,454,298
Calisen PLC(b)	640,882	1,409,359
Capita PLC(b)	6,299,730	2,830,271
Capital & Counties Properties PLC	2,707,057	4,970,663
Carnival PLC	611,565	6,634,943
Centamin PLC	4,401,212	11,755,358
Central Asia Metals PLC	437,947	951,877
Centrica PLC	22,695,456	14,527,499
Ceres Power Holdings PLC(b)	332,585	1,931,591
Cineworld Group PLC	4,002,962	2,006,984
Civitas Social Housing PLC	2,188,897	3,246,407
Clinigen Group PLC	512,416	4,744,811
Close Brothers Group PLC	576,443	8,292,130
CMC Markets PLC(d)	414,397	1,745,906
Coats Group PLC	4,905,336	3,650,489
Computacenter PLC	269,160	7,005,391
ConvaTec Group PLC(d)	5,657,133	15,102,419
Countryside Properties PLC(d)	2,009,442	7,474,368
Craneware PLC(c)	74,253	1,598,295
Cranswick PLC	197,788	9,293,561
Crest Nicholson Holdings PLC	1,013,505	2,488,851
Custodian REIT PLC	1,479,724	1,728,502
CVS Group PLC	266,193	3,979,418
Daily Mail & General Trust PLC, Class A, NVS	618,379	5,121,336
Dart Group PLC	446,567	3,789,259
Dechra Pharmaceuticals PLC	400,980	15,030,731
Derwent London PLC	393,120	14,839,293
Dialog Semiconductor PLC(b)	276,791	12,699,447
Diploma PLC	457,384	10,889,738
Diversified Gas & Oil PLC	2,427,610	3,071,533
Dixons Carphone PLC	3,782,865	3,654,246
Domino’s Pizza Group PLC	1,676,215	7,009,300
Drax Group PLC	1,465,795	5,386,795
DS Smith PLC	5,255,738	18,017,978
Dunelm Group PLC	400,484	6,465,312
easyJet PLC	619,396	4,009,504
Electrocomponents PLC	1,723,659	14,840,699
Elementis PLC	2,235,094	1,871,611
EMIS Group PLC	265,517	3,484,910
Empiric Student Property PLC	2,342,868	1,983,384
Equiniti Group PLC(d)	1,520,370	2,550,230
Essentra PLC	1,032,171	4,083,138
Euromoney Institutional Investor PLC	405,129	4,221,949
Ferrexpo PLC	1,110,413	2,588,372
Fevertree Drinks PLC	399,095	11,471,483
Finablr PLC(a)(b)(d)	1,080,679	14,184
First Derivatives PLC	74,924	2,655,118
Firstgroup PLC(b)	4,583,249	2,123,476

Security	Shares	Value

United Kingdom (continued)
Forterra PLC(d)	823,578	$1,677,628
Frasers Group PLC(b)	802,882	2,653,424
Frontier Developments PLC(b)	78,425	2,001,013
Funding Circle Holdings PLC(b)(d)	722,251	864,534
Future PLC(c)	373,429	6,763,731
G4S PLC	6,048,857	11,277,523
Games Workshop Group PLC	117,503	13,540,748
Gamesys Group PLC(b)	285,156	3,484,427
GB Group PLC(b)	681,249	5,972,849
GCP Student Living PLC	1,327,389	2,177,747
Genus PLC	248,039	11,068,737
Go-Ahead Group PLC (The)	167,313	1,361,509
GoCo Group PLC	1,704,911	2,282,449
Grainger PLC	2,576,963	9,815,327
Great Portland Estates PLC	882,949	6,832,699
Greggs PLC	392,837	6,161,401
Halfords Group PLC	799,296	1,531,650
Hammerson PLC(c)	2,898,870	2,441,899
Hastings Group Holdings PLC(d)	1,316,588	3,601,196
Hays PLC	6,397,004	9,151,711
Helical PLC	522,126	2,086,709
Hill & Smith Holdings PLC	290,609	4,615,233
Hiscox Ltd.	1,315,934	13,499,505
Hochschild Mining PLC	1,013,985	3,574,676
HomeServe PLC	1,182,159	20,605,025
Hotel Chocolat Group PLC(c)	132,646	511,848
Howden Joinery Group PLC	2,379,964	15,315,510
Hunting PLC	530,541	1,248,528
Hurricane Energy PLC(b)(c)	5,786,380	463,272
Hyve Group PLC(c)	1,199,804	1,256,644
Ibstock PLC(d)	1,521,854	3,173,921
Ideagen PLC(c)	705,993	1,667,908
IG Design Group PLC	259,298	1,783,321
IG Group Holdings PLC	1,400,356	13,527,435
IMI PLC	1,004,474	13,763,801
Inchcape PLC	1,526,288	8,597,959
Indivior PLC(b)	2,830,803	5,104,998
IntegraFin Holdings PLC	1,118,434	7,956,257
Intermediate Capital Group PLC	1,118,840	19,780,386
Investec PLC	2,655,928	5,246,286
iomart Group PLC(c)	613,976	2,796,276
IQE PLC(b)(c)	3,002,251	2,068,738
ITM Power PLC(b)	1,199,055	3,792,760
IWG PLC	2,932,764	8,884,073
J D Wetherspoon PLC	317,610	3,522,492
John Laing Group PLC(d)	2,027,634	7,856,065
John Wood Group PLC	2,625,186	6,582,734
Judges Scientific PLC	19,491	1,304,678
Jupiter Fund Management PLC	1,701,844	5,065,963
Just Group PLC(b)	3,818,119	2,245,053
Kainos Group PLC	357,943	5,167,800
KAZ Minerals PLC	902,235	6,401,694
Keller Group PLC	285,431	2,109,156
Keywords Studios PLC(c)	258,421	6,451,155
Lancashire Holdings Ltd.	928,690	9,440,421
Learning Technologies Group PLC	1,733,653	3,026,307
LondonMetric Property PLC	2,876,303	8,720,588
LXI REIT PLC	2,054,180	2,841,700
Man Group PLC	5,726,718	9,323,989
Marks & Spencer Group PLC	7,602,277	9,477,091

SCHEDULE OF INVESTMENTS	87

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Marshalls PLC	836,302	$6,525,506
Marston’s PLC	2,513,950	1,326,422
McCarthy & Stone PLC(b)(d)	2,061,195	1,780,099
Mediclinic International PLC	1,514,023	5,337,497
Meggitt PLC	3,031,344	10,694,578
Micro Focus International PLC	1,304,549	4,744,562
Mitchells & Butlers PLC(b)	829,916	1,666,575
Mitie Group PLC(c)	4,735,718	2,032,510
Moneysupermarket.com Group PLC	2,101,852	8,110,519
Morgan Advanced Materials PLC	1,235,989	3,520,250
Morgan Sindall Group PLC	131,841	1,806,551
National Express Group PLC	2,130,357	4,236,080
NCC Group PLC	1,105,069	2,451,180
Network International Holdings PLC(b)(d)	1,794,618	9,515,959
Ninety One PLC(b)	1,349,292	3,860,660
Numis Corp. PLC	128,522	480,752
On the Beach Group PLC(d)	558,063	2,047,219
OneSavings Bank PLC	1,654,603	5,125,131
Oxford Biomedica PLC(b)	177,436	1,902,668
Pagegroup PLC	1,244,210	5,715,588
Paragon Banking Group PLC	1,082,595	4,464,485
Pennon Group PLC	1,602,053	22,404,204
Petrofac Ltd.(c)	935,236	1,718,496
Petropavlovsk PLC(b)	7,097,628	3,372,259
Pets at Home Group PLC	1,897,941	7,757,120
Phoenix Group Holdings PLC	2,127,795	18,392,920
Picton Property Income Ltd. (The)	2,149,928	1,918,810
Playtech PLC	1,139,687	4,460,591
Plus500 Ltd.	378,389	5,942,243
Pollen Street Secured Lending PLC	435,765	4,289,560
Polypipe Group PLC	855,834	4,549,291
Premier Foods PLC(b)	3,305,632	3,770,279
Primary Health Properties PLC	4,587,071	9,259,573
Provident Financial PLC	930,646	2,003,215
PZ Cussons PLC	891,684	2,228,318
QinetiQ Group PLC	2,335,602	9,374,228
Quilter PLC(d)	7,102,057	13,637,277
Rathbone Brothers PLC	211,338	4,493,573
RDI REIT PLC	1,205,119	1,415,638
Redde Northgate PLC	1,085,177	2,355,783
Redrow PLC	1,097,844	6,161,373
Regional REIT Ltd.(d)	1,058,419	921,023
Renishaw PLC	140,715	8,931,530
Restaurant Group PLC (The)	2,225,848	1,291,270
Restore PLC	498,409	2,404,044
Rightmove PLC	3,419,347	24,827,016
Rotork PLC	3,376,445	12,390,705
Royal Mail PLC	3,427,962	7,239,211
RWS Holdings PLC	650,990	5,152,177
Sabre Insurance Group PLC(d)	758,290	3,020,600
Safestore Holdings PLC	821,783	8,245,819
Saga PLC	3,624,794	718,389
Sanne Group PLC	529,445	4,377,847
Savills PLC	571,851	5,614,145
Schroder REIT Ltd.	3,521,510	1,601,516
Senior PLC	1,688,837	1,157,064
Serco Group PLC(b)	4,549,007	9,517,088
Serica Energy PLC	405,694	624,059
Shaftesbury PLC	581,377	3,918,298
Signature Aviation PLC	3,180,816	9,810,826

Security	Shares	Value

United Kingdom (continued)
Silence Therapeutics PLC(b)	106,405	$660,575
Smart Metering Systems PLC(c)	401,250	3,265,171
Softcat PLC	482,052	7,978,259
SolGold PLC(b)(c)	2,898,945	949,314
Spectris PLC	446,301	15,048,428
Spire Healthcare Group PLC(d)	1,152,500	1,137,517
Spirent Communications PLC	2,276,633	8,366,624
SSP Group PLC	2,041,848	5,509,925
St. Modwen Properties PLC	835,442	3,377,273
Stagecoach Group PLC	1,626,047	1,012,031
Standard Life Investment Property Income Trust Ltd.	974,512	727,777
Stobart Group Ltd.	1,626,842	549,822
Strix Group PLC(c)	775,337	2,126,846
Synthomer PLC	1,280,500	4,873,902
TalkTalk Telecom Group PLC	2,404,835	2,193,660
Tate & Lyle PLC	1,793,453	15,328,638
Telecom Plus PLC	273,898	4,817,180
TI Fluid Systems PLC(d)	897,953	2,050,699
TORM PLC(c)	122,254	902,544
TP ICAP PLC	2,129,366	9,267,530
Trainline PLC(b)(d)	1,755,730	9,424,975
Travis Perkins PLC	968,528	14,091,170
Tritax Big Box REIT PLC	6,337,080	12,592,566
Tullow Oil PLC(c)	5,318,485	1,753,504
UK Commercial Property REIT Ltd.	3,028,889	2,731,110
Ultra Electronics Holdings PLC	277,585	8,678,345
UNITE Group PLC (The)(b)	1,083,483	13,353,247
Urban & Civic PLC	583,326	1,799,196
Vectura Group PLC	2,518,540	3,302,277
Vesuvius PLC	828,296	4,435,524
Victoria PLC(b)(c)	346,697	1,201,305
Victrex PLC	334,465	8,226,582
Virgin Money UK PLC(b)	4,853,564	5,571,465
Vistry Group PLC	852,293	6,874,007
Warehouse REIT PLC(c)	1,207,388	1,743,166
Watkin Jones PLC	724,847	1,314,781
Weir Group PLC (The)	1,012,092	15,893,951
WH Smith PLC	493,309	6,086,198
William Hill PLC	3,880,807	5,315,127
Workspace Group PLC	502,856	4,058,989

		1,398,110,894

Total Common Stocks — 99.3% (Cost: $8,966,726,123)		8,464,681,456

Preferred Stocks

Germany — 0.2%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS(c)	30,986	2,909,291
Jungheinrich AG, Preference Shares, NVS	175,532	5,334,461
Sixt SE, Preference Shares, NVS	59,972	3,038,788
STO SE & Co. KGaA, Preference Shares, NVS	6,120	702,703

		11,985,243

Italy — 0.0%
Buzzi Unicem SpA, Preference Shares, NVS	121,228	1,559,671

88	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	233,260	$1,859,094

		3,418,765

Total Preferred Stocks — 0.2% (Cost: $18,143,143)		15,404,008

Rights

Italy — 0.0%
Ascopiave SpA, (Expires 09/30/20)(b)	335,157	4

Total Rights — 0.0% (Cost: $0)		4

Warrants

Singapore — 0.0%
Ezion Holdings Ltd. (Expires 04/16/23)(a)(b)(c)	3,963,747	29

Spain — 0.0%
Abengoa SA (Expires 03/31/25)(b)(c)	3,096,556	21,970

Total Warrants — 0.0% (Cost: $0)		21,999

Short-Term Investments

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(f)(g)(h)	372,887,254	373,297,430

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(f)(g)	2,790,000	$2,790,000

		376,087,430

Total Short-Term Investments — 4.4% (Cost: $375,773,688)		376,087,430

Total Investments in Securities — 103.9% (Cost: $9,360,642,954)		8,856,194,897

Other Assets, Less Liabilities — (3.9)%		(328,334,846)

Net Assets — 100.0%		$8,527,860,051

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$568,163,710	$—	$(195,048,643	)(a)	$109,226	$73,137	$373,297,430	372,887,254	$16,628,490	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,818,000	—	(28,000	)(a)	—	—	2,790,000	2,790,000	65,976		—

					$109,226	$73,137	$376,087,430		$16,694,466		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	411	09/18/20	$15,469	$(204,715)
FTSE 100 Index	184	09/18/20	14,216	(800,516)

SCHEDULE OF INVESTMENTS	89

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

TOPIX Index	107	09/10/20	$15,145	$(938,785)

				$(1,944,016)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,944,016

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(2,387,401)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(2,303,391)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$58,295,517

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,461,509,046	$—	$3,172,410	$8,464,681,456
Preferred Stocks	15,404,008	—	—	15,404,008
Rights	—	4	—	4
Warrants	—	21,970	29	21,999
Money Market Funds	376,087,430	—	—	376,087,430

	$8,853,000,484	$21,974	$3,172,439	$8,856,194,897

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,944,016)	$—	$—	$(1,944,016)

90	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Small-Cap ETF

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	91

Statements of Assets and Liabilities

July 31, 2020

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$5,188,559	$70,871,882	$2,253,206,262	$44,071,235
Cash	3,591	—	—	—
Cash pledged:
Collateral — OTC derivatives	—	1,960,000	27,590,000	1,790,000
Receivables:
Investments sold	57,681	2,083,379	95,970,649	1,907,398
Capital shares sold	—	—	1,183,320	—
Dividends	—	6	572	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	26,535	246,423	10,819,419	238,037

Total assets	5,276,366	75,161,690	2,388,770,222	48,006,670

LIABILITIES
Bank overdraft	—	1,924,503	26,405,948	1,768,750
Payables:
Investment advisory fees	134	1,838	61,089	1,239
Unrealized depreciation on:
Forward foreign currency exchange contracts	82,132	2,208,768	101,943,995	2,049,766

Total liabilities	82,266	4,135,109	128,411,032	3,819,755

NET ASSETS	$5,194,100	$71,026,581	$2,260,359,190	$44,186,915

NET ASSETS CONSIST OF:
Paid-in capital	$5,715,200	$76,219,626	$2,501,954,717	$49,997,283
Accumulated loss	(521,100)	(5,193,045)	(241,595,527)	(5,810,368)

NET ASSETS	$5,194,100	$71,026,581	$2,260,359,190	$44,186,915

Shares outstanding	200,000	2,750,000	84,600,000	1,650,000

Net asset value	$25.97	$25.83	$26.72	$26.78

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Affiliated	$5,669,181	$73,480,550	$2,382,563,279	$47,562,098

See notes to financial statements.

92	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

July 31, 2020

	iShares MSCI ACWI ex U.S. ETF	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,908,372,843	$46,057,749,741	$8,480,107,467
Affiliated(c)	202,602,725	439,534,940	376,087,430
Cash	11,206	187	1,942
Foreign currency, at value(d)	4,914,033	86,568,570	24,044,197
Cash pledged:
Futures contracts	1,860,000	—	—
Foreign currency collateral pledged:
Futures contracts(e)	—	33,701,306	4,666,777
Receivables:
Investments sold	759,298	22,461,015	188,067
Securities lending income — Affiliated	96,005	792,232	1,189,937
Dividends	5,056,897	45,104,087	11,434,784
Tax reclaims	3,566,020	101,112,732	7,662,047
Foreign withholding tax claims	21,195	67,463,606	15,788

Total assets	3,127,260,222	46,854,488,416	8,905,398,436

LIABILITIES
Collateral on securities loaned, at value	125,806,487	424,824,092	372,921,022
Deferred foreign capital gain tax	61,611	—	636
Payables:
Investments purchased	4,774,280	—	1,055,917
Variation margin on futures contracts	296,518	4,871,080	681,669
Capital shares redeemed	—	—	10,759
Investment advisory fees	778,417	12,792,557	2,863,993
Professional fees	1,155	6,746,361	4,389
Foreign taxes	1,169	—	—

Total liabilities	131,719,637	449,234,090	377,538,385

NET ASSETS	$2,995,540,585	$46,405,254,326	$8,527,860,051

NET ASSETS CONSIST OF:
Paid-in capital	$3,486,970,619	$55,860,699,631	$9,438,685,786
Accumulated loss	(491,430,034)	(9,455,445,305)	(910,825,735)

NET ASSETS	$2,995,540,585	$46,405,254,326	$8,527,860,051

Shares outstanding	66,400,000	746,400,000	154,400,000

Net asset value	$45.11	$62.17	$55.23

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$112,525,550	$392,853,566	$346,867,853
(b) Investments, at cost — Unaffiliated	$2,995,663,468	$48,459,127,273	$8,984,869,266
(c) Investments, at cost — Affiliated	$205,793,033	$439,237,641	$375,773,688
(d) Foreign currency, at cost	$4,856,004	$82,999,611	$23,447,764
(e) Foreign currency collateral pledged, at cost	$—	$33,591,443	$4,652,347

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Operations

Year Ended July 31, 2020

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF

INVESTMENT INCOME
Dividends — Affiliated	$171,081	$2,142,537	$68,133,756	$1,223,257
Securities lending income — Affiliated — net	354	38,745	—	3,898

Total investment income	171,435	2,181,282	68,133,756	1,227,155

EXPENSES
Investment advisory fees	29,507	282,800	10,373,534	165,394
Miscellaneous	264	264	264	264

Total expenses	29,771	283,064	10,373,798	165,658
Less:
Investment advisory fees waived	(27,178)	(260,474)	(9,554,571)	(153,855)

Total expenses after fees waived	2,593	22,590	819,227	11,803

Net investment income	168,842	2,158,692	67,314,529	1,215,352

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(23,069)	(635,654)	(25,353,394)	(598,185)
In-kind redemptions — Affiliated	(289,639)	(128,040)	(52,877,716)	1,773,060
Forward foreign currency exchange contracts	83,739	2,490,020	82,874,509	748,726

Net realized gain (loss)	(228,969)	1,726,326	4,643,399	1,923,601

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(528,535)	(1,653,265)	(85,073,667)	(1,896,972)
Forward foreign currency exchange contracts	(105,333)	(3,263,697)	(162,687,300)	(2,424,261)

Net change in unrealized appreciation (depreciation)	(633,868)	(4,916,962)	(247,760,967)	(4,321,233)

Net realized and unrealized loss	(862,837)	(3,190,636)	(243,117,568)	(2,397,632)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(693,995)	$(1,031,944)	$(175,803,039)	$(1,182,280)

See notes to financial statements.

94	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended July 31, 2020

	iShares MSCI ACWI ex U.S. ETF	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$96,986,676	$1,579,136,530	$211,530,435
Dividends — Affiliated	331,840	199,456	65,976
Non-cash dividends — Unaffiliated	10,172,844	—	12,375,870
Securities lending income — Affiliated — net	992,528	6,368,236	16,628,490
Other income — Unaffiliated	7,089	—	27,155
Foreign taxes withheld	(9,133,441)	(122,610,417)	(17,115,130)
Foreign withholding tax claims	—	3,358,020	—
Other foreign taxes	(59,432)	—	—

Total investment income	99,298,104	1,466,451,825	223,512,796

EXPENSES
Investment advisory fees	11,256,746	175,133,544	36,823,400
Commitment fees	23	—	—
Professional fees	—	341,997	—
Miscellaneous	264	264	264

Total expenses	11,257,033	175,475,805	36,823,664
Less:
Investment advisory fees waived	(523,265)	—	—

Total expenses after fees waived	10,733,768	175,475,805	36,823,664

Net investment income	88,564,336	1,290,976,020	186,689,132

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(134,315,646)	(1,516,429,296)	17,681,549
Investments — Affiliated	(4,631,084)	149,853	109,226
In-kind redemptions — Unaffiliated	155,131,088	1,446,296,256	239,544,049
In-kind redemptions — Affiliated	1,240,094	—	—
Futures contracts	1,307,546	41,262,125	(2,387,401)
Foreign currency transactions	(340,995)	456,884	1,077,906

Net realized gain (loss)	18,391,003	(28,264,178)	256,025,329

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(33,478,529)	(3,818,987,935)	(730,609,857)
Investments — Affiliated	1,466,935	201,983	73,137
Futures contracts	568,206	(17,984,395)	(2,303,391)
Foreign currency translations	380,621	20,226,742	1,861,569

Net change in unrealized appreciation (depreciation)	(31,062,767)	(3,816,543,605)	(730,978,542)

Net realized and unrealized loss	(12,671,764)	(3,844,807,783)	(474,953,213)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$75,892,572	$(2,553,831,763)	$(288,264,081)

(a) Net of foreign capital gain tax of	$3,349	$—	$—
(b) Net of deferred foreign capital gain tax of	$61,611	$—	$636

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Changes in Net Assets

	iShares Adaptive Currency Hedged MSCI EAFE ETF		iShares Currency Hedged MSCI ACWI ex U.S. ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$168,842	$255,108	$2,158,692	$1,575,556
Net realized gain (loss)	(228,969)	119,868	1,726,326	271,529
Net change in unrealized appreciation (depreciation)	(633,868)	(347,655)	(4,916,962)	505,684

Net increase (decrease) in net assets resulting from operations	(693,995)	27,321	(1,031,944)	2,352,769

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(168,842)	(429,575)	(2,163,891)	(1,572,188)
Return of capital	(134)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(168,976)	(429,575)	(2,163,891)	(1,572,188)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,118,423)	5,688,999	3,571,994	26,861,811

NET ASSETS
Total increase (decrease) in net assets	(2,981,394)	5,286,745	376,159	27,642,392
Beginning of year	8,175,494	2,888,749	70,650,422	43,008,030

End of year	$5,194,100	$8,175,494	$71,026,581	$70,650,422

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

96	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Currency Hedged MSCI EAFE ETF		iShares Currency Hedged MSCI EAFE Small-Cap ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$67,314,529	$91,609,695	$1,215,352	$594,464
Net realized gain	4,643,399	95,442,167	1,923,601	52,565
Net change in unrealized appreciation (depreciation)	(247,760,967)	(158,301,854)	(4,321,233)	(1,793,610)

Net increase (decrease) in net assets resulting from operations	(175,803,039)	28,750,008	(1,182,280)	(1,146,581)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(132,964,441)	(126,764,597)	(1,580,016)	(1,329,916)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(321,955,844)	(469,886,115)	21,190,701	6,273,838

NET ASSETS
Total increase (decrease) in net assets	(630,723,324)	(567,900,704)	18,428,405	3,797,341
Beginning of year	2,891,082,514	3,458,983,218	25,758,510	21,961,169

End of year	$2,260,359,190	$2,891,082,514	$44,186,915	$25,758,510

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Changes in Net Assets  (continued)

	iShares MSCI ACWI ex U.S. ETF		iShares MSCI EAFE ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$88,564,336	$104,424,888	$1,290,976,020	$1,962,705,638
Net realized gain (loss)	18,391,003	140,685,094	(28,264,178)	2,480,456,375
Net change in unrealized appreciation (depreciation)	(31,062,767)	(215,018,401)	(3,816,543,605)	(6,494,892,911)

Net increase (decrease) in net assets resulting from operations	75,892,572	30,091,581	(2,553,831,763)	(2,051,730,898)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(101,163,008)	(102,589,659)	(1,347,746,321)	(1,959,749,954)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(846,660,541)	781,283,019	(9,773,801,141)	(8,678,362,908)

NET ASSETS
Total increase (decrease) in net assets	(871,930,977)	708,784,941	(13,675,379,225)	(12,689,843,760)
Beginning of year	3,867,471,562	3,158,686,621	60,080,633,551	72,770,477,311

End of year	$2,995,540,585	$3,867,471,562	$46,405,254,326	$60,080,633,551

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

98	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI EAFE Small-Cap ETF
	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$186,689,132	$235,633,532
Net realized gain	256,025,329	365,114,012
Net change in unrealized appreciation (depreciation)	(730,978,542)	(1,361,130,495)

Net decrease in net assets resulting from operations	(288,264,081)	(760,382,951)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(301,619,246)	(264,437,208)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(338,099,674)	(697,734,019)

NET ASSETS
Total decrease in net assets	(927,983,001)	(1,722,554,178)
Beginning of year	9,455,843,052	11,178,397,230

End of year	$8,527,860,051	$9,455,843,052

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	99

Financial Highlights

(For a share outstanding throughout each period)

	iShares Adaptive Currency Hedged MSCI EAFE ETF
	Year Ended 07/31/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Period From 01/05/16 to 07/31/16	(a)

Net asset value, beginning of period	$27.25		$28.89	$27.43	$23.77		$24.29

Net investment income(b)	0.58		0.94	0.86	0.68		0.48
Net realized and unrealized gain (loss)(c)	(1.18)		(1.15)	1.46	3.66		(0.52)

Net increase (decrease) from investment operations	(0.60)		(0.21)	2.32	4.34		(0.04)

Distributions(d)
From net investment income	(0.68)		(0.85)	(0.86)	(0.68)		(0.48)
From net realized gain	—		(0.58)	—	—		—
Return of capital	(0.00	)(e)	—	—	(0.00	)(e)	(0.00	)(e)

Total distributions	(0.68)		(1.43)	(0.86)	(0.68)		(0.48)

Net asset value, end of period	$25.97		$27.25	$28.89	$27.43		$23.77

Total Return
Based on net asset value	(2.32)%		(0.49)%	8.56%	18.42%		0.01	%(f)(g)

Ratios to Average Net Assets
Total expenses(h)	0.38%		0.38%	0.38%	0.38%		0.38	%(i)

Total expenses after fees waived(h)	0.03%		0.03%	0.03%	0.03%		0.03	%(i)

Net investment income	2.17%		3.46%	3.00%	2.69%		3.63	%(i)

Supplemental Data
Net assets, end of period (000)	$5,194		$8,175	$2,889	$2,743		$2,377

Portfolio turnover rate(j)(k)	5%		8%	8%	7%		4	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)

The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was -0.03%.

(h)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.
(k)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

100	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI ACWI ex U.S. ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$26.66	$26.88	$25.28	$21.88	$24.85

Net investment income(a)	0.76	0.88	0.44	0.90	0.56
Net realized and unrealized gain (loss)(b)	(0.82)	(0.43)	1.83	3.05	(2.30)

Net increase (decrease) from investment operations	(0.06)	0.45	2.27	3.95	(1.74)

Distributions(c)
From net investment income	(0.77)	(0.67)	(0.67)	(0.55)	(0.56)
From net realized gain	—	—	—	—	(0.67)
Return of capital	—	—	—	—	(0.00	)(d)

Total distributions	(0.77)	(0.67)	(0.67)	(0.55)	(1.23)

Net asset value, end of year	$25.83	$26.66	$26.88	$25.28	$21.88

Total Return
Based on net asset value	(0.36)%	1.75%	9.05%	18.18%	(6.97)%

Ratios to Average Net Assets
Total expenses(e)	0.38%	0.38%	0.38%	0.38%	0.38%

Total expenses after fees waived(e)	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	2.90%	3.37%	1.66%	3.68%	2.56%

Supplemental Data
Net assets, end of year (000)	$71,027	$70,650	$43,008	$85,968	$2,188

Portfolio turnover rate(f)(g)	9%	7%	10%	6%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI EAFE ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$29.40	$29.96	$28.09	$24.30	$27.86

Net investment income(a)	0.70	0.86	0.83	0.74	0.75
Net realized and unrealized gain (loss)(b)	(1.98)	(0.20)	1.93	3.83	(3.38)

Net increase (decrease) from investment operations	(1.28)	0.66	2.76	4.57	(2.63)

Distributions(c)
From net investment income	(0.73)	(0.91)	(0.89)	(0.70)	(0.69)
From net realized gain	(0.67)	(0.31)	—	(0.08)	(0.24)

Total distributions	(1.40)	(1.22)	(0.89)	(0.78)	(0.93)

Net asset value, end of year	$26.72	$29.40	$29.96	$28.09	$24.30

Total Return
Based on net asset value	(4.74)%	2.45%	9.94%	18.97%	(9.41)%

Ratios to Average Net Assets
Total expenses(d)	0.38%	0.38%	0.38%	0.38%	0.38%

Total expenses after fees waived(d)	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	2.47%	3.01%	2.82%	2.77%	3.04%

Supplemental Data
Net assets, end of year (000)	$2,260,359	$2,891,083	$3,458,983	$4,278,604	$3,542,254

Portfolio turnover rate(e)(f)	8%	7%	12%	10%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

102	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI EAFE Small-Cap ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$28.62	$31.37	$28.48	$23.85	$25.17

Net investment income(a)	0.87	0.84	0.77	0.92	0.55
Net realized and unrealized gain (loss)(b)	(1.51)	(1.93)	2.86	4.46	(1.16)

Net increase (decrease) from investment operations	(0.64)	(1.09)	3.63	5.38	(0.61)

Distributions(c)
From net investment income	(0.88)	(0.80)	(0.74)	(0.75)	(0.52)
From net realized gain	(0.32)	(0.86)	—	—	(0.19)
Return of capital	—	—	—	—	(0.00	)(d)

Total distributions	(1.20)	(1.66)	(0.74)	(0.75)	(0.71)

Net asset value, end of year	$26.78	$28.62	$31.37	$28.48	$23.85

Total Return
Based on net asset value	(2.62)%	(3.05)%	12.81%	22.77%	(2.35)%

Ratios to Average Net Assets
Total expenses(e)	0.43%	0.43%	0.43%	0.43%	0.43%

Total expenses after fees waived(e)	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	3.16%	2.94%	2.50%	3.50%	2.34%

Supplemental Data
Net assets, end of year (000)	$44,187	$25,759	$21,961	$9,969	$8,348

Portfolio turnover rate(f)(g)	9%	10%	10%	13%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI ACWI ex U.S. ETF
	Year Ended 07/31/20		Year Ended 07/31/19		Year Ended 07/31/18		Year Ended 07/31/17		Year Ended 07/31/16

Net asset value, beginning of year	$46.26		$48.60		$47.08		$40.66		$44.18

Net investment income(a)	1.12		1.32		1.33		1.12	(b)	1.06
Net realized and unrealized gain (loss)(c)	(0.97)		(2.49)		1.45		6.36		(3.54)

Net increase (decrease) from investment operations	0.15		(1.17)		2.78		7.48		(2.48)

Distributions(d)
From net investment income	(1.30)		(1.17)		(1.26)		(1.06)		(1.04)

Total distributions	(1.30)		(1.17)		(1.26)		(1.06)		(1.04)

Net asset value, end of year	$45.11		$46.26		$48.60		$47.08		$40.66

Total Return
Based on net asset value	0.29%		(2.27)%		5.92%		18.62%		(5.52)%

Ratios to Average Net Assets
Total expenses	0.32	%(e)	0.32	%(e)	0.31	%(e)	0.32%		0.33%

Total expenses after fees waived	0.30	%(e)	0.30	%(e)	0.31	%(e)	0.32%		0.33%

Total expenses excluding professional fees for foreign withholding tax claims	N/A		0.32%		N/A		0.32%		N/A

Net investment income	2.50%		2.91%		2.69%		2.62	%(b)	2.67%

Supplemental Data
Net assets, end of year (000)	$2,995,541		$3,867,472		$3,158,687		$2,655,487		$1,911,104

Portfolio turnover rate(f)	17	%(g)	15	%(g)	6	%(g)	7%		11%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:
•	Net investment income per share by $0.01.
•	Ratio of net investment income to average net assets by 0.02%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

104	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$64.94	$68.87	$66.78	$58.27	$64.91

Net investment income(a)	1.48	1.95	1.93	1.72	1.73	(b)
Net realized and unrealized gain (loss)(c)	(2.62)	(3.87)	2.26	8.45	(6.69)

Net increase (decrease) from investment operations	(1.14)	(1.92)	4.19	10.17	(4.96)

Distributions(d)
From net investment income	(1.63)	(2.01)	(2.10)	(1.66)	(1.68)

Total distributions	(1.63)	(2.01)	(2.10)	(1.66)	(1.68)

Net asset value, end of year	$62.17	$64.94	$68.87	$66.78	$58.27

Total Return
Based on net asset value	(1.80)%	(2.64)%	6.32%	17.68%	(7.54	)%(b)

Ratios to Average Net Assets
Total expenses	0.32%	0.32%	0.31%	0.32%	0.33%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%	0.32%	N/A	0.32%	0.33%

Net investment income	2.34%	3.03%	2.77%	2.82%	2.99	%(b)

Supplemental Data
Net assets, end of year (000)	$46,405,254	$60,080,634	$72,770,477	$78,691,555	$59,853,751

Portfolio turnover rate(e)	4%	4%	4%	2%	3%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2016:
•	Net investment income per share by $0.02.
•	Total return by 0.03%.
•	Ratio of net investment income to average net assets by 0.04%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE Small-Cap ETF
	Year Ended 07/31/20	Year Ended 07/31/19		Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16

Net asset value, beginning of year	$57.03	$63.44		$59.60	$51.00		$51.44

Net investment income(a)	1.12	1.43		1.46	1.28	(b)	1.20
Net realized and unrealized gain (loss)(c)	(1.12)	(6.23)		3.90	8.83		(0.54)

Net increase (decrease) from investment operations	—	(4.80)		5.36	10.11		0.66

Distributions(d)
From net investment income	(1.80)	(1.61)		(1.52)	(1.51)		(1.10)

Total distributions	(1.80)	(1.61)		(1.52)	(1.51)		(1.10)

Net asset value, end of year	$55.23	$57.03		$63.44	$59.60		$51.00

Total Return
Based on net asset value	(0.16)%	(7.41	)%(e)	9.01%	20.21	%(b)	1.35%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%		0.39%	0.40%		0.40%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.40%		N/A	0.40%		N/A

Net investment income	2.01%	2.47%		2.28%	2.38	%(b)	2.44%

Supplemental Data
Net assets, end of year (000)	$8,527,860	$9,455,843		$11,178,397	$8,737,472		$5,967,131

Portfolio turnover rate(f)	20%	10%		8%	6%		17%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:
•	Net investment income per share by $0.01.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.02%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

106	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Adaptive Currency Hedged MSCI EAFE	Diversified
Currency Hedged MSCI ACWI ex U.S.	Diversified
Currency Hedged MSCI EAFE	Diversified
Currency Hedged MSCI EAFE Small-Cap	Diversified
MSCI ACWI ex U.S.	Diversified
MSCI EAFE	Diversified
MSCI EAFE Small-Cap	Diversified

Currently each currency hedged fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the currency hedged funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each of the currency hedged funds has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.
•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

108	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI ACWI ex U.S.
Barclays Capital Inc.	$4,911,447	$4,911,447		$—	$—
BNP Paribas Prime Brokerage International Ltd.	3,197,514	3,197,514		—	—
BofA Securities, Inc.	8,264,247	8,264,247		—	—
Citigroup Global Markets Inc.	2,097,090	2,097,090		—	—
Credit Suisse Securities (USA) LLC	6,234,844	6,234,844		—	—
Deutsche Bank Securities Inc.	11,067,210	11,067,210		—	—
Goldman Sachs & Co.	5,092,298	5,092,298		—	—
HSBC Bank PLC	943,109	943,109		—	—
Jefferies LLC	34,424	34,424		—	—
JPMorgan Securities LLC	2,906,304	2,906,304		—	—
Macquarie Bank Limited	152,569	152,569		—	—
Morgan Stanley & Co. International PLC	62,028	62,028		—	—
Morgan Stanley & Co. LLC	66,539,394	66,539,394		—	—
Scotia Capital (USA) Inc.	200,598	200,598		—	—
SG Americas Securities LLC	189,502	189,502		—	—
TD Prime Services LLC	309,736	309,736		—	—
UBS AG	323,236	322,977		—	(259	)(b)

	$112,525,550	$112,525,291		$—	$(259)

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI EAFE
Barclays Capital Inc.	$2,816,028	$2,816,028		$—	$—
BNP Paribas Prime Brokerage International Ltd.	1,691,764	1,691,764		—	—
BNP Paribas Securities Corp.	768,204	768,204		—	—
BofA Securities, Inc.	193,424,402	193,424,402		—	—
Citigroup Global Markets Inc.	20,990,098	20,990,098		—	—
Credit Suisse AG	5,432,608	5,432,608		—	—
Credit Suisse Securities (USA) LLC	6,458,866	6,458,866		—	—
Goldman Sachs & Co.	20,281,164	20,281,164		—	—
Jefferies LLC	3,144,576	3,144,576		—	—
JPMorgan Securities LLC	1,394,120	1,394,120		—	—
Morgan Stanley & Co. LLC	129,678,336	129,678,336		—	—
National Financial Services LLC	1,888,120	1,888,120		—	—
UBS AG	2,003,000	2,003,000		—	—
UBS Securities LLC	2,882,280	2,882,280		—	—

	$392,853,566	$392,853,566		$—	$—

MSCI EAFE Small-Cap
Barclays Capital Inc.	$3,351,519	$3,351,519		$—	$—
BNP Paribas Securities Corp.	6,063,307	6,063,307		—	—
BofA Securities, Inc.	25,370,928	25,370,928		—	—
Citigroup Global Markets Inc.	8,873,818	8,873,818		—	—
Credit Suisse AG	8,416,495	8,416,495		—	—
Credit Suisse Securities (USA) LLC	15,623,685	15,623,685		—	—
Deutsche Bank Securities Inc.	10,466,033	10,466,033		—	—
Goldman Sachs & Co.	80,012,408	80,012,408		—	—
HSBC Bank PLC	2,055,625	2,055,625		—	—
Jefferies LLC	1,932,994	1,932,994		—	—
JPMorgan Securities LLC	32,157,801	32,157,801		—	—
Macquarie Bank Limited	5,404,819	5,404,819		—	—
Morgan Stanley & Co. LLC	124,357,475	124,357,475		—	—
Natixis Securities Americas LLC	56,263	56,263		—	—
Nomura Securities International Inc.	3,397,091	3,397,091		—	—
Scotia Capital (USA) Inc.	1,076,516	1,076,516		—	—
SG Americas Securities LLC	4,755,233	4,755,233		—	—
State Street Bank & Trust Company	2,056,792	2,056,792		—	—
UBS AG	11,239,856	11,239,856		—	—
UBS Securities LLC	12,335	12,335		—	—
Wells Fargo Securities LLC	186,860	186,860		—	—

	$346,867,853	$346,867,853		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

110	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Forward Foreign Currency Exchange Contracts: Each currency-hedged fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Adaptive Currency Hedged MSCI EAFE	0.38%
Currency Hedged MSCI ACWI ex U.S.	0.38
Currency Hedged MSCI EAFE	0.38
Currency Hedged MSCI EAFE Small-Cap	0.43

For its investment advisory services to each of the iShares MSCI ACWI ex U.S. and iShares MSCI EAFE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements  (continued)

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

For its investment advisory services to the iShares MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $12 billion	0.4000%
Over $12 billion, up to and including $18 billion	0.3800
Over $18 billion, up to and including $24 billion	0.3610
Over $24 billion, up to and including $30 billion	0.3430
Over $30 billion	0.3259

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For each of the iShares Adaptive Currency Hedged MSCI EAFE ETF and iShares Currency Hedged MSCI EAFE ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through November 30, 2020 so that each Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to each Fund’s investments in the iShares MSCI EAFE ETF (“EFA”), after taking into account any fee waivers by EFA, plus 0.03%.

For the iShares Currency Hedged MSCI ACWI ex U.S. ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI ACWI ex U.S. ETF (“ACWX”), after taking into account any fee waivers by ACWX, plus 0.03%.

For the iShares Currency Hedged MSCI EAFE Small-Cap ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI EAFE Small-Cap ETF (“SCZ”), taking into account any fee waivers by SCZ, plus 0.03%.

For ACWX, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2021 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended July 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

112	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Fees Paid to BTC
Adaptive Currency Hedged MSCI EAFE	$129
Currency Hedged MSCI ACWI ex U.S.	10,311
Currency Hedged MSCI EAFE Small-Cap	1,316
MSCI ACWI ex U.S.	235,795
MSCI EAFE	1,530,533
MSCI EAFE Small-Cap	3,834,273

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI ACWI ex U.S.	$20,043,390	$25,058,759	$(18,021,671)
MSCI EAFE	611,896,336	293,203,255	(397,842,364)
MSCI EAFE Small-Cap	389,419,953	707,093,947	324,187,178

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Adaptive Currency Hedged MSCI EAFE	$345,379	$350,080
Currency Hedged MSCI ACWI ex U.S.	6,748,274	7,359,760
Currency Hedged MSCI EAFE	210,057,857	349,114,744
Currency Hedged MSCI EAFE Small-Cap	3,434,681	5,294,495
MSCI ACWI ex U.S.	581,249,904	675,383,363
MSCI EAFE	2,718,233,093	2,068,193,540
MSCI EAFE Small-Cap	2,121,480,595	1,868,539,430

For the year ended July 31, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Adaptive Currency Hedged MSCI EAFE	$1,457,926	$3,573,056
Currency Hedged MSCI ACWI ex U.S.	10,938,573	7,378,790
Currency Hedged MSCI EAFE	457,667,556	778,447,574
Currency Hedged MSCI EAFE Small-Cap	33,665,572	12,640,900
MSCI ACWI ex U.S.	274,415,301	1,036,088,362
MSCI EAFE	795,262,134	11,224,849,361
MSCI EAFE Small-Cap	1,018,645,935	1,620,664,486

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2020, the following permanent differences attributable to distributions paid in excess of taxable income, undistributed capital gains and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Adaptive Currency Hedged MSCI EAFE	$(295,195)	$295,195
Currency Hedged MSCI ACWI ex U.S.	(136,084)	136,084
Currency Hedged MSCI EAFE	(62,368,367)	62,368,367
Currency Hedged MSCI EAFE Small-Cap	1,723,809	(1,723,809)
MSCI ACWI ex U.S.	147,996,095	(147,996,095)
MSCI EAFE	1,083,780,094	(1,083,780,094)
MSCI EAFE Small-Cap	180,433,607	(180,433,607)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19
Adaptive Currency Hedged MSCI EAFE
Ordinary income	$168,842	$319,376
Long-term capital gains	—	110,199
Return of capital	134	—

	$168,976	$429,575

Currency Hedged MSCI ACWI ex U.S.
Ordinary income	$2,163,891	$1,572,188

Currency Hedged MSCI EAFE
Ordinary income	$90,558,867	$110,552,332
Long-term capital gains	42,405,574	16,212,265

	$132,964,441	$126,764,597

Currency Hedged MSCI EAFE Small-Cap
Ordinary income	$1,270,383	$909,201
Long-term capital gains	309,633	420,715

	$1,580,016	$1,329,916

MSCI ACWI ex U.S.
Ordinary income	$101,163,008	$102,589,659

MSCI EAFE
Ordinary income	$1,347,746,321	$1,959,749,954

MSCI EAFE Small-Cap
Ordinary income	$301,619,246	$264,437,208

As of July 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total
Adaptive Currency Hedged MSCI EAFE	$—	$(27,794)	$(493,306)	$—		$(521,100)
Currency Hedged MSCI ACWI ex U.S.	—	(1,990,564)	(3,202,481)	—		(5,193,045)
Currency Hedged MSCI EAFE	—	(92,886,391)	(148,709,136)	—		(241,595,527)
Currency Hedged MSCI EAFE Small-Cap	—	(1,988,941)	(3,821,427)	—		(5,810,368)
MSCI ACWI ex U.S.	12,722,632	(380,676,754)	(123,475,912)	—		(491,430,034)
MSCI EAFE	49,158,680	(6,248,844,550)	(3,255,759,435)	—		(9,455,445,305)
MSCI EAFE Small-Cap	—	(246,702,292)	(634,931,480)	(29,191,963)		(910,825,735)

114	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and foreign withholding tax reclaims.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Adaptive Currency Hedged MSCI EAFE	$5,680,119	$—	$(493,306)	$(493,306)
Currency Hedged MSCI ACWI ex U.S.	74,013,112	—	(3,202,481)	(3,202,481)
Currency Hedged MSCI EAFE	2,398,774,800	—	(148,709,136)	(148,709,136)
Currency Hedged MSCI EAFE Small-Cap	47,838,815	—	(3,821,427)	(3,821,427)
MSCI ACWI ex U.S.	3,234,703,877	499,411,730	(623,140,039)	(123,728,309)
MSCI EAFE	49,789,945,369	10,246,379,749	(13,546,049,666)	(3,299,669,917)
MSCI EAFE Small-Cap	9,491,558,550	1,265,978,411	(1,902,280,782)	(636,302,371)

9.	LINE OF CREDIT

The iShares MSCI ACWI ex U.S. ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The Fund did not borrow under the credit agreement during the year ended July 31, 2020.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers.

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (continued)

Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

Adaptive Currency Hedged MSCI EAFE
Shares sold	50,000	$1,457,060	200,000	$5,688,999
Shares redeemed	(150,000)	(3,575,483)	—	—

Net increase (decrease)	(100,000)	$(2,118,423)	200,000	$5,688,999

Currency Hedged MSCI ACWI ex U.S.
Shares sold	400,000	$10,937,948	2,050,000	$52,987,081
Shares redeemed	(300,000)	(7,365,954)	(1,000,000)	(26,125,270)

Net increase	100,000	$3,571,994	1,050,000	$26,861,811

Currency Hedged MSCI EAFE
Shares sold	15,950,000	$456,155,962	17,400,000	$505,772,686
Shares redeemed	(29,700,000)	(778,111,806)	(34,500,000)	(975,658,801)

Net decrease	(13,750,000)	$(321,955,844)	(17,100,000)	$(469,886,115)

Currency Hedged MSCI EAFE Small-Cap
Shares sold	1,200,000	$33,757,178	950,000	$27,575,631
Shares redeemed	(450,000)	(12,566,477)	(750,000)	(21,301,793)

Net increase	750,000	$21,190,701	200,000	$6,273,838

MSCI ACWI ex U.S.
Shares sold	11,000,000	$422,956,424	56,800,000	$2,476,852,813
Shares redeemed	(28,200,000)	(1,269,616,965)	(38,200,000)	(1,695,569,794)

Net increase (decrease)	(17,200,000)	$(846,660,541)	18,600,000	$781,283,019

116	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI EAFE
Shares sold	22,200,000	$1,529,991,301	28,800,000	$1,716,650,636
Shares redeemed	(201,000,000)	(11,303,792,442)	(160,200,000)	(10,395,013,544)

Net decrease	(178,800,000)	$(9,773,801,141)	(131,400,000)	$(8,678,362,908)

MSCI EAFE Small-Cap
Shares sold	21,600,000	$1,310,891,295	17,000,000	$935,513,648
Shares redeemed	(33,000,000)	(1,648,990,969)	(27,400,000)	(1,633,247,667)

Net decrease	(11,400,000)	$(338,099,674)	(10,400,000)	$(697,734,019)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI ACWI ex U.S. and iShares MSCI EAFE Small-Cap ETFs have filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The iShares MSCI EAFE ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Sweden based upon previous determinations made by the Swedish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Swedish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities. Collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the Swedish tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of July 31, 2020, is $60,717,245 or $0.07 per share.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares MSCI ACWI ex U.S., iShares MSCI EAFE and iShares MSCI EAFE Small-Cap ETFs is able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

13.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (continued)

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

118	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Adaptive Currency Hedged MSCI EAFE ETF,

iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF,

iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares MSCI ACWI ex U.S. ETF,

iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	119

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Currency Hedged MSCI ACWI ex U.S.	0.02%
Currency Hedged MSCI EAFE Small-Cap	0.11%
MSCI ACWI ex U.S.	0.04%
MSCI EAFE Small-Cap	0.14%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Dividend Income
Adaptive Currency Hedged MSCI EAFE	$162,118
Currency Hedged MSCI ACWI ex U.S.	1,786,493
Currency Hedged MSCI EAFE	65,109,800
Currency Hedged MSCI EAFE Small-Cap	765,351
MSCI ACWI ex U.S.	81,581,758
MSCI EAFE	1,444,451,294
MSCI EAFE Small-Cap	177,820,620

For the fiscal year ended July 31, 2020, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Adaptive Currency Hedged MSCI EAFE	$159,485	$16,230
Currency Hedged MSCI ACWI ex U.S.	1,889,300	357,839
Currency Hedged MSCI EAFE	65,309,143	6,775,367
Currency Hedged MSCI EAFE Small-Cap	1,306,864	83,828

For the fiscal year ended July 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI ACWI ex U.S.	$107,357,141	$9,134,858
MSCI EAFE	1,579,960,545	122,356,602
MSCI EAFE Small-Cap	223,859,333	15,421,409

The following distribution amounts are hereby designated for the fiscal year ended July 31, 2020:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Currency Hedged MSCI EAFE	$23,183,677	$42,405,574
Currency Hedged MSCI EAFE Small-Cap	53,788	309,633

120	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	121

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Currency Hedged MSCI EAFE ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers;

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risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with

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independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the

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Board Review and Approval of Investment Advisory Contract  (continued)

extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through

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Board Review and Approval of Investment Advisory Contract  (continued)

relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as the Fund and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the Fund, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI EAFE Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and

128	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already

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Board Review and Approval of Investment Advisory Contract  (continued)

provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

130	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Adaptive Currency Hedged MSCI EAFE(a)	$0.648736	$—	$0.033414	$0.682150	95%	—%	5%	100%
Currency Hedged MSCI ACWI ex U.S.	0.770346	—	—	0.770346	100	—	—	100
Currency Hedged MSCI EAFE(a)	0.693727	0.668938	0.035696	1.398361	49	48	3	100
Currency Hedged MSCI EAFE Small-Cap(a)	0.489340	0.316020	0.392710	1.198070	41	26	33	100
MSCI ACWI ex U.S.	1.298768	—	—	1.298768	100	—	—	100
MSCI EAFE(a)	1.554483	—	0.079056	1.633539	95	—	5	100
MSCI EAFE Small-Cap(a)	1.004096	—	0.798197	1.802293	56	—	44	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Adaptive Currency Hedged MSCI EAFE ETF

Period Covered: January 07, 2016 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.09%
Greater than 1.5% and Less than 2.0%	1	0.09
Greater than 1.0% and Less than 1.5%	2	0.18
Greater than 0.5% and Less than 1.0%	9	0.80
Greater than 0.0% and Less than 0.5%	1,049	92.91
At NAV	12	1.06
Less than 0.0% and Greater than –0.5%	55	4.87

	1,129	100.00%

SUPPLEMENTAL INFORMATION	131

Supplemental Information  (unaudited) (continued)

iShares Currency Hedged MSCI ACWI ex U.S. ETF

Period Covered: July 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	0.48%
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 0.5% and Less than 1.0%	4	0.32
Greater than 0.0% and Less than 0.5%	735	58.37
At NAV	40	3.18
Less than 0.0% and Greater than –0.5%	471	37.41
Less than –0.5% and Greater than –1.0%	1	0.08

	1,259	100.00%

iShares Currency Hedged MSCI EAFE ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	3	0.22
Greater than 0.0% and Less than 0.5%	697	50.40
At NAV	138	9.98
Less than 0.0% and Greater than –0.5%	542	39.19
Less than –0.5% and Greater than –1.0%	1	0.07

	1,383	100.00%

iShares Currency Hedged MSCI EAFE Small-Cap ETF

Period Covered: July 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	6	0.48%
Greater than 0.0% and Less than 0.5%	773	61.40
At NAV	67	5.32
Less than 0.0% and Greater than –0.5%	412	32.72
Less than –0.5% and Greater than –1.0%	1	0.08

	1,259	100.00%

132	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI ACWI ex U.S. ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	24	1.74
Greater than 0.5% and Less than 1.0%	115	8.32
Greater than 0.0% and Less than 0.5%	629	45.47
At NAV	24	1.74
Less than 0.0% and Greater than –0.5%	432	31.24
Less than –0.5% and Greater than –1.0%	112	8.10
Less than –1.0% and Greater than –1.5%	27	1.95
Less than –1.5% and Greater than –2.0%	7	0.51
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	2	0.14

	1,383	100.00%

iShares MSCI EAFE ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	31	2.24
Greater than 0.5% and Less than 1.0%	126	9.11
Greater than 0.0% and Less than 0.5%	644	46.57
At NAV	15	1.08
Less than 0.0% and Greater than –0.5%	420	30.37
Less than –0.5% and Greater than –1.0%	97	7.01
Less than –1.0% and Greater than –1.5%	25	1.81
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	133

Supplemental Information  (unaudited) (continued)

iShares MSCI EAFE Small-Cap ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	39	2.82
Greater than 0.5% and Less than 1.0%	186	13.45
Greater than 0.0% and Less than 0.5%	652	47.15
At NAV	19	1.37
Less than 0.0% and Greater than –0.5%	351	25.38
Less than –0.5% and Greater than –1.0%	82	5.93
Less than –1.0% and Greater than –1.5%	27	1.95
Less than –1.5% and Greater than –2.0%	9	0.65
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	4	0.29

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

134	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI EAFE ETF in respect of the Company’s financial year ending December 31, 2019 was USD 5.32 million. This figure is comprised of fixed remuneration of USD 2.46 million and variable remuneration of USD 2.86 million. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI EAFE ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 677.88 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 79.67 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of the Company’s financial year ending December 31, 2019 was USD 906.88 thousand. This figure is comprised of fixed remuneration of USD 419.27 thousand and variable remuneration of USD 487.61 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 115.63 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 13.59 thousand.

SUPPLEMENTAL INFORMATION	135

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of July 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

136	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005) ; Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	137

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

138	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

Counterparty Abbreviations

BNP	BNP Paribas SA

BNY	Bank of New York

BOA	Bank of America N.A.

BSCH	Banco Santander Central Hispano

Currency Abbreviations

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Counterparty Abbreviations (continued)

CITI	Citibank N.A.

HSBC	HSBC Bank PLC

IBC	Imperial Bank of Canada

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

NAB	National Australia Bank Limited

RBS	Royal Bank of Scotland PLC

SSB	State Street Bank and Trust Co.

TDB	Toronto Dominion Bank

TNTC	The Northern Trust Company

UBS	UBS AG

WBC	Westpac Banking Corp.

GLOSSARY OF TERMS USED IN THIS REPORT	139

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-703-0720

JULY 31, 2020

2020 Annual Report

iShares Trust

•	iShares MSCI EAFE Growth ETF | EFG | Cboe BZX
•	iShares MSCI EAFE Value ETF | EFV | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

BlackRock, Inc.

Rob Kapito

BlackRock, Inc.

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a positive return during the 12 months ended July 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.20% in U.S. dollar terms for the reporting period.

Global stocks posted steady gains for the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading afflicted countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors tried to project the length of the disruption and its ultimate economic impact. Beginning in late March 2020, massive stimulus from the world’s largest central banks and governments, as well as tentative success with slowing the virus’ transmission and optimism surrounding potential vaccines, led to a recovery in equity prices.

In the U.S., following the issuance of stay-at-home orders and other restrictions on public gatherings and nonessential work, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Unemployment increased dramatically as record jobless claims brought the unemployment rate up to 14.7% in April 2020, the highest rate since the Great Depression.

In response to the pandemic, the federal government enacted several rounds of stimulus spending, including the U.S. $1.8 trillion CARES act, followed by an additional U.S. $484 billion in aid for small businesses and hospitals. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by enacting two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The combination of Fed intervention, support from government stimulus, and optimism surrounding development of a coronavirus vaccine led to a significant recovery in U.S. stock prices. By the end of the reporting period many stocks had recovered to near their pre-coronavirus highs.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans, and in July 2020 Eurozone countries reached a historic deal for a collective €750 billion stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. Nonetheless, the stock recovery in Europe was relatively muted compared to other parts of the world, and overall returns were negative for the reporting period.

Asia-Pacific stocks posted a solid return despite a sharp decline when the coronavirus outbreaks worsened. The Chinese economy weakened initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and canceled existing orders. By the end of the reporting period, however, progress in many Asian countries in reducing infections and signs of economic recovery in China led to a significant rise in Asia-Pacific equity markets.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI EAFE Growth ETF

Investment Objective

The iShares MSCI EAFE Growth ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit growth characteristics, as represented by the MSCI EAFE Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	8.91%	5.67%	7.10%	8.91%	31.73%	98.51%
Fund Market	9.52	5.68	7.07	9.52	31.81	98.06
Index	9.22	5.95	7.39	9.22	33.48	104.06

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,012.60	$1.90		$1,000.00	$1,023.00	$1.91		0.38%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 9 for more information.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI EAFE Growth ETF

Portfolio Management Commentary

Growth-oriented stocks in developed markets outside the U.S. and Canada advanced notably during the reporting period, despite an increase in trade tensions and a global recession driven by the coronavirus pandemic. While the pandemic and associated containment measures led to economic disruption, they also increased demand for products and services in the healthcare and information technology sectors.

Japanese equities were the leading contributors to the Index’s return. Japanese growth stocks advanced sharply, spurred by a broad market rebound near the end of the reporting period, as investors anticipated an economic recovery. The information technology sector contributed the most to the Index’s performance amid increased demand for robotic automation along with strong growth and high operating margins for technology hardware and equipment companies. Japanese semiconductors and semiconductor equipment companies benefited from elevated demand in China due to U.S. restrictions on sales to Chinese companies. The healthcare sector gained as pharmaceuticals companies worked to develop treatments and a vaccine for the coronavirus. Consumer discretionary stocks also contributed, supported by higher pandemic-driven demand for gaming hardware.

Swiss stocks contributed to the Index’s performance amid indications of increasing economic activity after lockdowns ended. Healthcare stocks led contribution, as the pharmaceuticals industry benefited from coronavirus test revenue. Substantial investment in research and development by pharmaceuticals companies led to the production of new drugs and continued revenue growth. The high earnings growth rate among Swiss stocks in the life sciences tools and services industry was attractive to growth investors. Swiss consumer staples companies also advanced amid steady organic growth as consumers stockpiled food and essential household products during lockdowns.

Dutch stocks contributed modestly to the Index’s return, led by the information technology sector. Semiconductor equipment companies posted strong revenues, as demand grew for next-generation chipmaking equipment. Dutch software and services companies also reported higher revenues, as online payment processing expanded during pandemic-related closures and restrictions. Stocks in Denmark also contributed materially amid sales growth for companies in the healthcare sector, as the development and approval of new diabetes drugs continued during the pandemic.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	20.1%
Consumer Staples	18.4
Industrials	14.8
Information Technology	14.3
Consumer Discretionary	11.9
Financials	7.0
Materials	6.1
Communication Services	4.1
Real Estate	2.0
Other (each representing less than 1%)	1.3

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	25.2%
Switzerland	13.6
France	10.9
United Kingdom	9.9
Netherlands	7.5
Germany	6.9
Australia	6.4
Denmark	4.6
Sweden	4.2
Hong Kong	3.5

(a)	Excludes money market funds.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI EAFE Value ETF

Investment Objective

The iShares MSCI EAFE Value ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics, as represented by the MSCI EAFE Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(12.48)%	(2.03)%	2.33%	(12.48)%	(9.74)%	25.91%
Fund Market	(11.99)	(2.04)	2.29	(11.99)	(9.81)	25.40
Index	(12.34)	(1.89)	2.51	(12.34)	(9.12)	28.10

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$839.20	$1.78		$1,000.00	$1,022.90	$1.96		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 9 for more information.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI EAFE Value ETF

Portfolio Management Commentary

Value-oriented stocks in developed markets outside the U.S. and Canada declined significantly during the reporting period, as the coronavirus pandemic led to a global recession and high stock market volatility. U.K. stocks detracted the most from the Index’s return as pandemic-related supply and demand decreases strongly affected multinational companies. The energy sector was the largest U.K. detractor, as already-low oil prices declined sharply due to increased competition from suppliers in Saudi Arabia and Russia and a steep drop in demand for energy, precipitated by the coronavirus outbreak. In this environment, multinational integrated oil and gas companies, which rely heavily on borrowing, adjusted the valuations of their oil and gas assets and decreased dividend payments in order to limit additional debt.

The U.K. financials sector also substantially detracted from the Index’s return amid concerns that many small borrowers were at risk of bankruptcy. Bank stocks led the decline as profits decreased significantly, and banks suspended dividends and buybacks. Increasing bad loan provisions, particularly for energy sector companies, also weighed on U.K. banks. In addition, increased international tensions over China’s governance of Hong Kong weighed on U.K. banks with sizable operations in Asia.

Japanese equities also significantly detracted from the Index’s performance amid an economic recession driven by a sales tax increase and the coronavirus pandemic. The industrials sector was the largest detractor. Japan’s industrial production declined sharply as slowing global demand during the pandemic led to lower factory output, even after the country lifted lockdown restrictions. Travel restrictions drove down demand for passenger jets, weighing on the machinery industry. Railroad stocks posted steep declines amid the pandemic’s lower ridership and increased cross-shareholder investments, which discouraged foreign investors. The financials sector also detracted, as the pandemic drove down credit ratings for Japanese banks. Additionally, consumer discretionary stocks declined amid significantly lower global sales for the Japanese automobiles industry. French equities detracted modestly from the Index’s return, driven by the financials sector as market volatility led to steep trading decreases while higher bad loan provisions worked against French banks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	25.0%
Industrials	13.9
Consumer Discretionary	10.5
Materials	9.1
Health Care	8.4
Utilities	7.5
Communication Services	6.9
Consumer Staples	5.9
Energy	5.9
Real Estate	4.3
Information Technology	2.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	23.7%
United Kingdom	17.6
Germany	12.0
France	10.8
Australia	8.1
Switzerland	7.3
Spain	3.4
Italy	3.4
Hong Kong	3.1
Sweden	1.9

(a)	Excludes money market funds.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE / SHAREHOLDER EXPENSES	9

Schedule of Investments July 31, 2020	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.4%
Afterpay Ltd.(a)	251,097	$12,342,290
Ampol Ltd.	293,218	5,526,194
APA Group	1,380,399	10,889,488
Aristocrat Leisure Ltd.	673,774	12,650,102
ASX Ltd.	228,156	13,523,369
Aurizon Holdings Ltd.	2,285,952	7,295,201
Brambles Ltd.	1,796,386	13,887,643
CIMIC Group Ltd.	114,420	1,762,570
Coca-Cola Amatil Ltd.	195,920	1,149,323
Cochlear Ltd.	75,224	10,261,781
Coles Group Ltd.	1,559,798	20,325,134
Computershare Ltd.	571,783	5,507,029
CSL Ltd.	530,806	102,818,329
Evolution Mining Ltd.	1,905,597	8,062,936
Goodman Group	1,924,121	23,361,433
Insurance Australia Group Ltd.	2,703,969	9,870,284
James Hardie Industries PLC	518,298	10,768,077
Lendlease Corp. Ltd.	264,478	2,152,760
Magellan Financial Group Ltd.	149,395	6,552,600
Medibank Pvt Ltd.	1,143,027	2,311,616
Newcrest Mining Ltd.	944,635	23,832,522
Northern Star Resources Ltd.	871,540	9,662,888
Orica Ltd.	475,071	5,890,656
Qantas Airways Ltd.	1,070,847	2,480,505
Ramsay Health Care Ltd.	209,225	9,299,836
REA Group Ltd.	61,892	4,814,978
Rio Tinto Ltd.	433,983	31,745,562
Santos Ltd.	1,024,297	3,871,209
Seek Ltd.	392,748	6,103,557
Sonic Healthcare Ltd.	529,435	12,187,870
Sydney Airport	1,300,847	4,879,081
TPG Telecom Ltd.(a)	153,365	884,285
Transurban Group	3,196,220	31,654,866
Treasury Wine Estates Ltd.	845,113	6,545,588
Washington H Soul Pattinson & Co. Ltd.	127,087	1,781,796
Wesfarmers Ltd.	861,643	28,764,524
WiseTech Global Ltd.	168,695	2,498,230
Woolworths Group Ltd.	1,474,351	40,897,569

		508,813,681

Austria — 0.1%
Andritz AG	84,789	2,855,490
Verbund AG	79,994	4,213,168

		7,068,658

Belgium — 0.7%
Colruyt SA	32,645	1,913,150
Elia Group SA/NV	36,005	3,925,499
Galapagos NV(a)	49,193	9,167,705
Sofina SA	17,951	5,052,040
Telenet Group Holding NV	54,023	2,108,112
UCB SA	148,270	19,084,591
Umicore SA	230,624	10,892,152

		52,143,249

Denmark — 4.5%
Ambu A/S, Series B	190,092	6,636,538
AP Moller — Maersk A/S, Class A	2,461	2,924,529
AP Moller — Maersk A/S, Class B, NVS	7,651	9,809,956
Carlsberg AS, Class B	125,467	18,485,450
Chr Hansen Holding A/S	123,424	14,049,837

Security	Shares	Value

Denmark (continued)
Coloplast A/S, Class B	138,929	$23,733,277
Demant A/S(a)	129,853	4,028,367
DSV PANALPINA A/S	247,832	34,113,714
Genmab A/S(a)	76,090	26,081,511
GN Store Nord A/S	150,715	9,224,299
H Lundbeck A/S	82,085	2,996,093
Novo Nordisk A/S, Class B	2,069,306	136,964,853
Novozymes A/S, Class B	249,832	14,969,334
Orsted A/S(b)	143,824	20,573,524
Pandora A/S	76,756	4,875,660
Tryg A/S	142,156	4,200,143
Vestas Wind Systems A/S	232,583	29,976,404

		363,643,489

Finland — 1.2%
Elisa OYJ	83,636	4,990,472
Fortum OYJ	338,608	6,894,956
Kone OYJ, Class B	258,255	20,534,190
Neste OYJ	494,537	22,736,634
Nokia OYJ	6,625,849	31,810,368
Orion OYJ, Class B	122,266	5,352,335

		92,318,955

France — 10.9%
Accor SA(a)	222,509	5,588,603
Air Liquide SA	553,642	91,393,556
Airbus SE(a)	686,686	50,352,502
Alstom SA(a)	224,801	12,555,017
Atos SE(a)	57,240	4,900,488
BioMerieux	48,650	7,910,186
Bureau Veritas SA(a)	344,941	7,556,213
Danone SA	469,494	31,389,687
Dassault Aviation SA(a)	2,950	2,459,304
Dassault Systemes SE	154,126	28,085,339
Edenred	283,397	14,118,477
EssilorLuxottica SA(a)	216,155	28,678,688
Eurazeo SE(a)	30,302	1,586,646
Eurofins Scientific SE(a)	15,433	10,070,086
Getlink SE(a)	515,332	7,757,408
Hermes International	37,011	30,031,890
Iliad SA	17,408	3,425,337
Ingenico Group SA(a)	71,017	11,433,550
Ipsen SA	44,368	4,286,403
Kering SA	88,616	50,481,819
La Francaise des Jeux SAEM(b)	100,295	3,657,588
Legrand SA	312,174	24,171,663
L’Oreal SA	293,724	98,293,998
LVMH Moet Hennessy Louis Vuitton SE	324,836	140,875,479
Orpea(a)	60,134	7,693,934
Pernod Ricard SA	248,358	42,877,765
Remy Cointreau SA(c)	26,550	4,266,631
Safran SA(a)	374,644	39,623,397
Sartorius Stedim Biotech	32,453	10,131,177
SEB SA(c)	26,618	4,409,757
STMicroelectronics NV	746,153	21,008,179
Teleperformance	68,824	20,126,356
Ubisoft Entertainment SA(a)	106,234	8,891,504
Vivendi SA	969,673	25,684,697
Wendel SE	11,259	1,055,116
Worldline SA(a)(b)	160,437	13,796,202

		870,624,642

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 6.6%
adidas AG(a)	222,680	$61,590,335
Aroundtown SA(a)	1,352,794	8,171,159
Beiersdorf AG	118,224	14,140,757
Carl Zeiss Meditec AG, Bearer(a)	47,277	4,955,983
Delivery Hero SE(a)(b)	97,357	11,254,585
Deutsche Bank AG, Registered(a)	1,502,959	13,491,097
Deutsche Boerse AG	222,489	40,674,213
Deutsche Wohnen SE	140,469	6,843,509
Fresenius Medical Care AG & Co. KGaA(a)	124,671	11,000,738
GEA Group AG	180,097	6,523,109
HOCHTIEF AG	19,034	1,553,032
Infineon Technologies AG	1,461,961	36,528,885
Knorr-Bremse AG	56,773	6,672,455
LEG Immobilien AG(a)	80,379	11,240,396
Merck KGaA	151,134	19,310,258
Nemetschek SE	67,239	4,961,431
Puma SE(a)	97,356	7,579,729
SAP SE	1,221,173	193,183,271
Scout24 AG(b)	125,235	10,877,238
Siemens Healthineers AG(b)	175,995	9,147,654
Symrise AG	149,918	18,800,335
TeamViewer AG(a)(b)	153,116	8,283,480
Telefonica Deutschland Holding AG	607,800	1,671,032
thyssenkrupp AG(a)	475,728	3,695,943
United Internet AG, Registered(d)	120,366	5,475,542
Zalando SE(a)(b)	177,837	12,878,297

		530,504,463

Hong Kong — 3.5%
AIA Group Ltd.	14,137,600	127,782,364
ASM Pacific Technology Ltd.	359,900	4,044,707
BeiGene Ltd., ADR(a)(c)	15,963	3,336,267
Budweiser Brewing Co. APAC Ltd.(b)(c)	2,018,700	7,319,227
Dairy Farm International Holdings Ltd.	139,200	595,776
Galaxy Entertainment Group Ltd.	2,533,000	17,256,639
Hong Kong & China Gas Co. Ltd.	12,470,525	17,892,730
Hong Kong Exchanges & Clearing Ltd.	1,376,800	65,764,930
Link REIT	2,416,800	18,757,002
Sino Land Co. Ltd.	1,826,000	2,212,348
Techtronic Industries Co. Ltd.	1,604,500	16,758,829

		281,720,819

Ireland — 0.6%
Flutter Entertainment PLC(a)	63,532	9,642,497
Kerry Group PLC, Class A	185,746	24,600,199
Kingspan Group PLC	179,957	12,927,548

		47,170,244

Israel — 0.7%
Bank Hapoalim BM	667,064	3,970,327
Check Point Software Technologies Ltd.(a)	135,527	16,988,309
CyberArk Software Ltd.(a)	44,462	5,239,402
Israel Discount Bank Ltd., Class A	478,402	1,452,537
Nice Ltd.(a)	72,649	14,780,700
Wix.com Ltd.(a)	59,949	17,413,986

		59,845,261

Italy — 0.9%
CNH Industrial NV(a)	613,023	4,192,820
DiaSorin SpA	29,805	5,850,572
Ferrari NV	148,379	26,555,592
FinecoBank Banca Fineco SpA(a)	700,194	10,163,447
Infrastrutture Wireless Italiane SpA(b)	290,018	2,937,335

Security	Shares	Value

Italy (continued)
Moncler SpA(a)	230,133	$8,871,512
Nexi SpA(a)(b)	448,125	8,036,051
Recordati SpA	125,148	6,694,955

		73,302,284

Japan — 25.1%
ABC-Mart Inc.	38,800	2,047,706
Acom Co. Ltd.	470,200	1,649,903
Advantest Corp.	233,700	12,598,979
Aeon Co. Ltd.	765,100	18,018,528
Ajinomoto Co. Inc.	548,000	9,868,457
Asahi Intecc Co. Ltd.	225,500	6,287,468
Astellas Pharma Inc.	2,177,000	33,973,801
Bandai Namco Holdings Inc.	234,000	12,882,947
Benesse Holdings Inc.	84,300	2,191,019
Calbee Inc.	101,700	3,227,121
Casio Computer Co. Ltd.	114,300	1,807,525
Chugai Pharmaceutical Co. Ltd.	784,800	35,153,814
Coca-Cola Bottlers Japan Holdings Inc.	145,800	2,171,900
Cosmos Pharmaceutical Corp.	23,400	4,278,086
CyberAgent Inc.	118,500	6,668,637
Daifuku Co. Ltd.	118,500	10,647,404
Daiichi Sankyo Co. Ltd.	663,100	58,062,800
Daikin Industries Ltd.	291,500	50,867,067
Disco Corp.	22,000	5,237,303
Eisai Co. Ltd.	294,900	23,671,771
FamilyMart Co. Ltd.	297,600	6,637,102
FANUC Corp.	78,600	13,161,950
Fast Retailing Co. Ltd.	68,200	36,154,450
GMO Payment Gateway Inc.	47,900	4,983,448
Hakuhodo DY Holdings Inc.	275,400	3,011,089
Hamamatsu Photonics KK	164,400	7,090,362
Hikari Tsushin Inc.	24,500	5,283,269
Hisamitsu Pharmaceutical Co. Inc.	21,100	918,996
Hitachi Ltd.	565,700	16,736,117
Hoshizaki Corp.	59,600	4,532,148
Hoya Corp.	442,000	43,560,390
Hulic Co. Ltd.	357,500	3,063,416
Ito En Ltd.	62,400	3,670,935
ITOCHU Corp.	784,200	17,059,113
Itochu Techno-Solutions Corp.	112,500	4,548,733
Japan Airport Terminal Co. Ltd.	59,600	2,049,049
Japan Exchange Group Inc.	387,800	9,169,583
Kakaku.com Inc.	158,000	3,800,189
Kansai Paint Co. Ltd.	208,500	4,003,168
Kao Corp.	563,500	40,696,926
Keihan Holdings Co. Ltd.	112,700	4,562,149
Keikyu Corp.	259,800	3,378,653
Keio Corp.	120,411	5,967,593
Keisei Electric Railway Co. Ltd.	151,800	3,685,525
Keyence Corp.	213,248	89,187,804
Kikkoman Corp.	170,700	7,935,217
Kintetsu Group Holdings Co. Ltd.	201,300	7,806,015
Kirin Holdings Co. Ltd.	962,200	18,510,497
Kobayashi Pharmaceutical Co. Ltd.	58,200	5,152,294
Kobe Bussan Co. Ltd.	71,500	4,402,393
Konami Holdings Corp.	109,400	3,326,596
Kose Corp.	39,400	3,950,061
Kubota Corp.	791,400	11,253,853
Kuraray Co. Ltd.	186,300	1,818,421
Kyowa Kirin Co. Ltd.	110,800	2,724,676

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Lasertec Corp.	87,900	$7,648,539
Lawson Inc.	59,000	2,929,632
LINE Corp.(a)	70,400	3,722,085
Lion Corp.	263,500	6,801,206
M3 Inc.	515,400	26,225,783
Makita Corp.	131,600	5,022,283
McDonald’s Holdings Co. Japan Ltd.	77,600	3,699,083
MEIJI Holdings Co. Ltd.	134,300	10,491,989
Mercari Inc.(a)	99,000	4,138,655
MINEBEA MITSUMI Inc.	426,600	6,947,935
MISUMI Group Inc.	333,300	7,862,009
Mitsubishi Corp.	555,500	11,135,744
Mitsubishi Estate Co. Ltd.	899,700	12,925,795
Mitsui Fudosan Co. Ltd.	1,088,000	16,958,517
Miura Co. Ltd.	101,700	3,813,870
MonotaRO Co. Ltd.	146,900	6,259,193
MS&AD Insurance Group Holdings Inc.	181,100	4,515,082
Murata Manufacturing Co. Ltd.	671,300	41,961,806
Nabtesco Corp.	132,300	3,966,623
Nagoya Railroad Co. Ltd.	139,800	3,525,081
NEC Corp.	284,400	15,843,337
Nexon Co. Ltd.	563,700	14,555,008
Nidec Corp.	522,800	41,411,614
Nihon M&A Center Inc.	174,100	8,430,833
Nintendo Co. Ltd.	131,100	57,583,316
Nippon Paint Holdings Co. Ltd.	171,300	11,632,782
Nippon Prologis REIT Inc.	865	2,982,053
Nippon Shinyaku Co. Ltd.	53,300	4,098,449
Nissan Chemical Corp.	145,300	7,599,631
Nisshin Seifun Group Inc.	81,600	1,246,420
Nissin Foods Holdings Co. Ltd.	73,000	6,545,351
Nitori Holdings Co. Ltd.	93,600	20,511,794
Nomura Research Institute Ltd.	375,970	9,871,302
NTT Data Corp.	741,600	8,353,784
Obic Co. Ltd.	82,000	14,665,847
Odakyu Electric Railway Co. Ltd.	221,700	4,604,684
Olympus Corp.	1,362,700	24,275,470
Omron Corp.	109,300	7,784,252
Ono Pharmaceutical Co. Ltd.	433,800	12,158,955
Oracle Corp. Japan	45,100	5,408,758
Oriental Land Co. Ltd.	233,600	27,993,115
Otsuka Corp.	120,300	6,212,409
Otsuka Holdings Co. Ltd.	158,500	6,551,073
Pan Pacific International Holdings Corp.	483,700	10,993,390
Park24 Co. Ltd.	128,500	1,725,811
PeptiDream Inc.(a)	110,200	4,424,468
Persol Holdings Co. Ltd.	208,900	2,643,604
Pigeon Corp.	135,700	5,255,760
Pola Orbis Holdings Inc.	38,400	633,039
Rakuten Inc.	1,011,100	9,228,332
Recruit Holdings Co. Ltd.	1,487,100	45,964,653
Renesas Electronics Corp.(a)	906,100	4,953,427
Rinnai Corp.	21,300	1,740,585
Rohm Co. Ltd.	67,200	4,239,327
Santen Pharmaceutical Co. Ltd.	423,100	7,123,030
SCSK Corp.	60,800	3,070,765
Secom Co. Ltd.	159,900	13,733,585
Sega Sammy Holdings Inc.	203,800	2,291,859
Seibu Holdings Inc.	254,900	2,271,028
SG Holdings Co. Ltd.	187,700	6,870,321

Security	Shares	Value

Japan (continued)
Sharp Corp.	251,400	$2,449,087
Shimadzu Corp.	260,900	6,566,300
Shimano Inc.	56,200	12,225,480
Shin-Etsu Chemical Co. Ltd.	414,200	48,087,629
Shionogi & Co. Ltd.	315,000	18,647,356
Shiseido Co. Ltd.	467,100	25,844,462
SMC Corp.	67,000	34,897,286
SoftBank Group Corp.	916,600	57,173,716
Sohgo Security Services Co. Ltd.	83,900	3,939,880
Sony Corp.	1,488,500	113,696,453
Square Enix Holdings Co. Ltd.	107,900	5,755,755
SUMCO Corp.	307,800	4,701,570
Sundrug Co. Ltd.	84,100	2,871,474
Suntory Beverage & Food Ltd.	79,200	2,977,584
Suzuken Co. Ltd.	51,000	1,806,441
Sysmex Corp.	194,600	14,965,408
Taiyo Nippon Sanso Corp.	178,600	2,802,397
Takeda Pharmaceutical Co. Ltd.	1,843,500	65,489,322
Terumo Corp.	754,200	28,354,724
THK Co. Ltd.	91,500	2,126,317
TIS Inc.	260,700	5,602,103
Tobu Railway Co. Ltd.	224,200	6,246,980
Toho Co. Ltd.	131,500	3,899,106
Toho Gas Co. Ltd.	30,100	1,303,868
Tokio Marine Holdings Inc.	746,700	31,328,490
Tokyo Electron Ltd.	174,900	47,641,351
Tokyu Corp.	587,500	6,512,343
Toshiba Corp.	451,700	13,671,049
TOTO Ltd.	58,400	2,181,784
Toyo Suisan Kaisha Ltd.	51,800	3,135,534
Toyoda Gosei Co. Ltd.	26,300	508,438
Trend Micro Inc.	101,400	5,898,137
Tsuruha Holdings Inc.	43,400	5,988,896
Unicharm Corp.	471,700	21,227,169
USS Co. Ltd.	85,900	1,276,354
Welcia Holdings Co. Ltd.	55,000	5,045,872
Yakult Honsha Co. Ltd.	140,400	7,980,743
Yamaha Corp.	157,400	7,220,183
Yamato Holdings Co. Ltd.	127,100	3,239,710
Yamazaki Baking Co. Ltd.	71,000	1,187,251
Yaskawa Electric Corp.	181,000	5,965,998
Z Holdings Corp.	3,081,900	16,235,868
ZOZO Inc.	128,300	3,470,519

		2,005,284,934

Netherlands — 7.5%
Adyen NV(a)(b)	21,107	35,366,940
Akzo Nobel NV	233,458	22,013,349
Altice Europe NV(a)	730,819	3,465,416
ASML Holding NV	497,788	176,413,695
Davide Campari-Milano NV	695,327	6,999,594
EXOR NV	45,010	2,536,139
Heineken Holding NV	135,207	11,727,365
Heineken NV	302,853	29,452,089
Just Eat Takeaway.com NV(a)(b)	142,308	15,441,300
Koninklijke DSM NV	202,087	30,970,235
Koninklijke KPN NV	4,181,817	10,849,326
Koninklijke Philips NV(a)	1,069,588	55,511,534
Koninklijke Vopak NV	82,457	4,519,375
Prosus NV(a)	570,043	55,341,625
QIAGEN NV(a)	270,824	13,504,916

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Unilever NV	1,707,382	$101,110,475
Wolters Kluwer NV	320,020	25,301,404

		600,524,777

New Zealand — 0.3%
a2 Milk Co. Ltd.(a)	862,810	11,978,020
Fisher & Paykel Healthcare Corp. Ltd.	673,526	16,152,101

		28,130,121

Norway — 0.2%
Gjensidige Forsikring ASA(a)	233,916	4,802,584
Mowi ASA	328,315	5,923,437
Orkla ASA	561,011	5,530,490
Schibsted ASA, Class B(a)	115,050	3,791,555

		20,048,066

Portugal — 0.1%
Jeronimo Martins SGPS SA	295,319	4,992,024

Singapore — 1.1%
Ascendas REIT	3,621,100	9,347,841
CapitaLand Commercial Trust	1,112,700	1,306,386
CapitaLand Ltd.	3,026,700	6,091,805
CapitaLand Mall Trust	1,984,400	2,735,008
Genting Singapore Ltd.	7,138,000	3,825,880
Keppel Corp. Ltd.	1,115,000	4,390,724
Mapletree Commercial Trust	2,523,900	3,386,550
Mapletree Logistics Trust	3,137,700	4,873,697
Singapore Exchange Ltd.	713,100	4,248,543
Singapore Technologies Engineering Ltd.	1,841,400	4,391,000
Singapore Telecommunications Ltd.	3,327,200	6,017,251
United Overseas Bank Ltd.	1,371,100	19,387,172
UOL Group Ltd.	545,400	2,632,938
Venture Corp. Ltd.	331,000	4,320,644
Wilmar International Ltd.	2,262,200	7,621,501

		84,576,940

Spain — 1.3%
Amadeus IT Group SA	504,225	25,256,982
Cellnex Telecom SA(b)	292,883	18,431,903
Ferrovial SA	566,787	13,900,479
Grifols SA	348,970	10,192,628
Industria de Diseno Textil SA	1,279,063	34,061,318
Siemens Gamesa Renewable Energy SA	99,845	2,346,576

		104,189,886

Sweden — 4.2%
Assa Abloy AB, Class B	1,170,053	25,645,236
Atlas Copco AB, Class A	784,886	34,729,429
Atlas Copco AB, Class B	456,157	17,632,885
Electrolux AB, Series B	264,637	4,964,999
Epiroc AB, Class A	772,752	10,808,338
Epiroc AB, Class B	457,456	6,233,554
EQT AB	283,572	6,648,284
Essity AB, Class B(a)	708,929	23,390,575
Evolution Gaming Group AB(b)	149,245	10,213,714
Hennes & Mauritz AB, Class B(c)	937,918	14,571,922
Hexagon AB, Class B(a)	328,972	21,399,856
ICA Gruppen AB	57,160	2,815,525
Investment AB Latour, Class B(c)	172,207	3,531,209
Investor AB, Class B	532,824	31,479,695
Kinnevik AB, Class B	285,376	10,009,758
Lundin Energy AB	218,031	5,044,365
Nibe Industrier AB, Class B(a)	366,538	8,802,999

Security	Shares	Value

Sweden (continued)
Skanska AB, Class B(a)	395,724	$7,987,841
Svenska Cellulosa AB SCA, Class B(a)	712,758	8,624,225
Swedish Match AB	199,235	15,334,620
Tele2 AB, Class B	585,651	8,308,603
Telefonaktiebolaget LM Ericsson, Class B	2,217,720	25,565,811
Volvo AB, Class B(a)	1,737,704	29,988,682

		333,732,125

Switzerland — 13.6%
Alcon Inc.(a)	373,866	22,603,748
Banque Cantonale Vaudoise, Registered	18,847	1,982,695
Barry Callebaut AG, Registered	3,547	7,404,367
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1,256	9,747,565
Chocoladefabriken Lindt & Spruengli AG, Registered	122	10,474,002
Coca-Cola HBC AG	234,186	6,156,602
Credit Suisse Group AG, Registered	995,263	10,627,663
EMS-Chemie Holding AG, Registered	6,258	5,410,484
Geberit AG, Registered	43,324	23,964,644
Givaudan SA, Registered	10,793	44,621,824
Julius Baer Group Ltd.	262,045	11,522,260
Kuehne + Nagel International AG, Registered(a)	31,786	5,482,273
Logitech International SA, Registered	193,505	14,098,616
Lonza Group AG, Registered	87,095	54,437,965
Nestle SA, Registered	3,480,201	413,553,620
Partners Group Holding AG	21,861	21,176,117
Roche Holding AG, NVS	821,600	285,487,260
Schindler Holding AG, Participation Certificates, NVS	47,398	12,009,716
Schindler Holding AG, Registered	23,680	5,908,937
SGS SA, Registered	7,077	18,600,755
Sika AG, Registered	165,540	36,485,402
Sonova Holding AG, Registered(a)	64,222	14,514,723
Straumann Holding AG, Registered	12,124	11,938,748
Swiss Re AG	223,982	17,668,405
Temenos AG, Registered	76,920	11,414,972
Vifor Pharma AG	53,515	7,568,105

		1,084,861,468

United Kingdom — 9.9%
Ashtead Group PLC	525,119	16,782,470
AstraZeneca PLC	1,534,469	171,793,341
Auto Trader Group PLC(b)	1,132,174	7,973,757
AVEVA Group PLC	75,712	4,119,962
Burberry Group PLC	474,307	7,797,160
Compass Group PLC	2,088,636	28,797,713
Croda International PLC	151,065	11,361,029
Diageo PLC	2,732,815	100,466,788
Evraz PLC	297,038	1,124,753
Experian PLC	1,061,440	37,294,346
GVC Holdings PLC	677,343	5,908,376
Halma PLC	444,925	12,718,733
Hargreaves Lansdown PLC	393,756	9,038,912
Hikma Pharmaceuticals PLC	202,116	5,703,459
InterContinental Hotels Group PLC	202,660	9,352,249
Intertek Group PLC	189,143	13,350,891
JD Sports Fashion PLC	513,253	4,079,590
London Stock Exchange Group PLC	368,824	41,069,462
Melrose Industries PLC	1,957,109	2,190,078
NMC Health PLC(a)(e)	50,450	1
Ocado Group PLC(a)(c)	269,097	7,250,985
Reckitt Benckiser Group PLC	539,142	54,529,479

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares		Value

United Kingdom (continued)
RELX PLC	2,259,516		$47,894,663
Rentokil Initial PLC	2,164,680		15,177,378
Rolls-Royce Holdings PLC	2,261,196		6,873,468
Sage Group PLC (The)	1,279,214		12,246,392
Segro PLC	1,373,100		17,466,856
Smith & Nephew PLC	1,022,756		20,370,417
Spirax-Sarco Engineering PLC	86,333		11,682,470
St. James’s Place PLC	633,575		7,835,024
Unilever PLC	1,366,474		82,016,598
Vodafone Group PLC	10,950,115		16,608,308

			790,875,108

United States — 0.0%
International Flavors & Fragrances Inc.	0	(f)	12

Total Common Stocks — 99.4% (Cost: $6,550,330,218)			7,944,371,206

Preferred Stocks

Germany — 0.2%
Fuchs Petrolub SE, Preference Shares, NVS(c)	28,819		1,264,311
Sartorius AG, Preference Shares, NVS	41,706		16,047,863

			17,312,174

Total Preferred Stocks — 0.2% (Cost: $10,341,422)			17,312,174

Rights

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(a)	288,974		1,213,077

Total Rights — 0.0% (Cost: $0)			1,213,077

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(g)(h)(i)	30,381,322	$30,414,741
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(g)(h)	2,460,000	2,460,000

		32,874,741

Total Short-Term Investments — 0.4% (Cost: $32,843,985)		32,874,741

Total Investments in Securities — 100.0% (Cost: $6,593,515,625)		7,995,771,198

Other Assets, Less Liabilities — (0.0)%		(1,440,777)

Net Assets — 100.0%		$7,994,330,421

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Rounds to less than 1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$23,029,755	$7,390,496	(a)	$—	$(30,045)	$24,535	$30,414,741	30,381,322	$760,386	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,176,000	1,284,000	(a)	—	—	—	2,460,000	2,460,000	19,060		—

					$(30,045)	$24,535	$32,874,741		$779,446		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Growth ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	312	09/18/20	$11,743	$(186,738)
FTSE 100 Index	80	09/18/20	6,181	(349,441)
TOPIX Index	59	09/10/20	8,351	(580,694)

				$(1,116,873)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,116,873

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$5,947,219

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,380,638)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,439,782

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Growth ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$7,944,371,205	$—	$1	$7,944,371,206
Preferred Stocks	17,312,174	—	—	17,312,174
Rights	1,213,077	—	—	1,213,077
Money Market Funds	32,874,741	—	—	32,874,741

	$7,995,771,197	$—	$1	$7,995,771,198

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,116,873)	$—	$—	$(1,116,873)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.0%
AGL Energy Ltd.	564,215	$6,724,899
AMP Ltd.(a)	2,992,346	3,143,834
AusNet Services	1,625,049	2,074,420
Australia & New Zealand Banking Group Ltd.	2,481,365	31,960,026
BHP Group Ltd.	2,581,705	68,041,534
BHP Group PLC	1,851,027	40,207,765
BlueScope Steel Ltd.	440,169	3,532,317
Coca-Cola Amatil Ltd.	287,365	1,685,766
Commonwealth Bank of Australia	1,551,409	79,216,643
Crown Resorts Ltd.	324,600	2,083,443
Dexus	953,885	5,821,511
Fortescue Metals Group Ltd.	1,482,660	18,511,878
GPT Group (The)	1,695,087	4,716,652
Lendlease Corp. Ltd.	374,356	3,047,129
Macquarie Group Ltd.	295,349	26,156,367
Medibank Pvt Ltd.	1,559,172	3,153,213
Mirvac Group	3,423,041	5,130,604
National Australia Bank Ltd.	2,802,422	35,492,318
Oil Search Ltd.	1,717,810	3,597,229
Origin Energy Ltd.	1,557,831	5,999,358
QBE Insurance Group Ltd.	1,278,474	9,086,062
Santos Ltd.	771,175	2,914,565
Scentre Group	4,624,575	6,765,690
South32 Ltd.	4,336,738	6,406,791
Stockland	2,074,686	4,746,278
Suncorp Group Ltd.	1,112,571	6,821,879
Tabcorp Holdings Ltd.	1,763,065	4,501,201
Telstra Corp. Ltd.	3,663,057	8,800,323
TPG Telecom Ltd.(a)	210,865	1,215,824
Vicinity Centres	3,380,146	3,163,414
Wesfarmers Ltd.	348,411	11,631,124
Westpac Banking Corp.	3,165,221	38,793,256
Woodside Petroleum Ltd.	826,115	11,854,895

		466,998,208

Austria — 0.2%
Erste Group Bank AG(a)	247,277	5,526,455
OMV AG(a)	128,155	4,049,237
Raiffeisen Bank International AG	128,979	2,219,132
voestalpine AG	101,170	2,242,530

		14,037,354

Belgium — 1.3%
Ageas SA/NV	155,370	5,851,642
Anheuser-Busch InBev SA/NV	666,627	36,355,768
Colruyt SA	27,028	1,583,968
Groupe Bruxelles Lambert SA	101,470	8,845,535
KBC Group NV	217,264	12,414,117
Proximus SADP	132,444	2,742,329
Solvay SA	64,471	5,036,213

		72,829,572

Denmark — 0.4%
AP Moller - Maersk A/S, Class A	992	1,178,843
Danske Bank A/S(a)	600,018	9,678,555
Orsted A/S(b)	58,451	8,361,212
Pandora A/S	30,524	1,938,932

		21,157,542

Finland — 1.3%
Elisa OYJ	61,924	3,694,940

Security	Shares	Value

Finland (continued)
Fortum OYJ	135,443	$2,757,978
Kone OYJ, Class B	104,770	8,330,399
Nordea Bank Abp(a)	2,831,131	21,923,259
Sampo OYJ, Class A	412,543	14,961,810
Stora Enso OYJ, Class R	514,448	6,484,848
UPM-Kymmene OYJ	467,473	12,509,565
Wartsila OYJ Abp	386,414	3,235,096

		73,897,895

France — 10.7%
Aeroports de Paris(c)	25,843	2,444,748
Amundi SA(a)(b)	52,798	4,014,483
Arkema SA	60,968	6,316,934
Atos SE(a)	42,774	3,662,010
AXA SA	1,695,881	33,818,715
BNP Paribas SA(a)	985,773	39,767,054
Bollore SA	769,057	2,573,630
Bouygues SA(a)	198,296	7,034,550
Capgemini SE	140,778	18,228,463
Carrefour SA	526,635	8,407,069
Casino Guichard Perrachon SA(a)(c)	37,855	1,056,419
Cie. de Saint-Gobain(a)	452,841	16,691,051
Cie. Generale des Etablissements Michelin SCA	148,492	15,511,778
CNP Assurances(a)	164,799	1,985,774
Covivio(c)	41,793	3,029,460
Credit Agricole SA(a)	1,014,070	9,744,193
Danone SA	189,291	12,655,721
Eiffage SA(a)	73,543	6,435,380
Electricite de France SA	551,495	5,575,821
Engie SA(a)	1,596,129	21,309,000
EssilorLuxottica SA(a)	87,344	11,588,496
Eurazeo SE(a)	12,056	631,265
Faurecia SE(a)	66,125	2,571,761
Gecina SA	39,886	5,164,589
ICADE	25,966	1,719,468
JCDecaux SA(a)	74,281	1,253,438
Klepierre SA	171,281	2,955,055
Natixis SA(a)	824,856	2,004,431
Orange SA	1,743,183	20,431,742
Peugeot SA(a)	517,565	8,347,961
Publicis Groupe SA	188,260	6,066,325
Renault SA(a)	167,283	3,967,122
Sanofi	988,965	103,554,891
Schneider Electric SE	484,658	56,302,136
SCOR SE(a)	138,039	3,558,438
SES SA	353,363	2,505,439
Societe Generale SA(a)	711,223	10,919,819
Sodexo SA	76,976	5,304,885
Suez SA	300,937	3,980,272
Thales SA	94,115	6,828,815
TOTAL SE	2,166,233	80,177,154
Unibail-Rodamco-Westfield(c)	112,300	5,912,022
Unibail-Rodamco-Westfield, New	9,776	514,657
Valeo SA(c)	199,275	5,122,872
Veolia Environnement SA	473,037	10,801,362
Vinci SA	450,821	38,809,375
Wendel SE	15,207	1,425,095

		622,681,138

Germany — 11.1%
Allianz SE, Registered	365,603	76,184,405

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
BASF SE	804,331	$44,521,991
Bayer AG, Registered	860,980	57,258,439
Bayerische Motoren Werke AG	289,503	18,725,849
Brenntag AG	136,147	8,390,998
Commerzbank AG(a)	872,987	4,489,503
Continental AG	96,698	9,440,355
Covestro AG(b)	153,722	5,973,168
Daimler AG, Registered(c)	749,099	33,129,276
Delivery Hero SE(a)(b)	39,623	4,580,466
Deutsche Bank AG, Registered(a)	598,308	5,370,626
Deutsche Lufthansa AG, Registered(a)(c)	261,926	2,316,142
Deutsche Post AG, Registered(a)	865,764	35,074,219
Deutsche Telekom AG, Registered	2,917,948	48,875,955
Deutsche Wohnen SE	193,284	9,416,603
E.ON SE	1,969,361	23,138,652
Evonik Industries AG	182,592	4,937,977
Fraport AG Frankfurt Airport Services Worldwide(a)(c)	36,318	1,418,078
Fresenius Medical Care AG & Co. KGaA(a)	93,882	8,283,974
Fresenius SE & Co. KGaA(a)	365,559	18,272,201
Hannover Rueck SE	53,044	8,994,697
HeidelbergCement AG	131,138	7,319,336
Henkel AG & Co. KGaA	91,634	7,980,508
HOCHTIEF AG	7,610	620,919
KION Group AG	56,596	4,363,495
LANXESS AG(a)	72,359	3,764,839
METRO AG	180,481	1,654,422
MTU Aero Engines AG(a)	46,729	8,114,496
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	126,264	33,564,253
RWE AG	510,760	19,315,078
Siemens AG, Registered	670,433	85,874,686
Telefonica Deutschland Holding AG	455,513	1,252,347
Uniper SE	175,226	6,083,531
Volkswagen AG(a)	28,245	4,432,142
Vonovia SE	449,937	29,358,545

		642,492,171

Hong Kong — 3.1%
Bank of East Asia Ltd. (The)(c)	1,149,600	2,616,570
BeiGene Ltd., ADR(a)(c)	22,941	4,794,669
BOC Hong Kong Holdings Ltd.	3,218,000	8,968,646
CK Asset Holdings Ltd.	2,258,000	12,542,502
CK Hutchison Holdings Ltd.	2,345,000	15,295,057
CK Infrastructure Holdings Ltd.	572,000	2,981,704
CLP Holdings Ltd.	1,439,000	13,628,371
Dairy Farm International Holdings Ltd.	191,800	820,904
Hang Lung Properties Ltd.	1,763,088	4,326,848
Hang Seng Bank Ltd.(c)	666,900	10,489,421
Henderson Land Development Co. Ltd.	1,281,794	4,804,536
HK Electric Investments & HK Electric Investments Ltd.	2,489,500	2,576,165
HKT Trust & HKT Ltd.	3,284,000	4,839,008
Hongkong Land Holdings Ltd.	1,013,300	3,840,407
Jardine Matheson Holdings Ltd.	192,100	7,860,732
Jardine Strategic Holdings Ltd.	195,800	3,955,160
Kerry Properties Ltd.	567,000	1,349,059
Melco Resorts & Entertainment Ltd., ADR	190,290	3,132,173
MTR Corp. Ltd.	1,329,000	6,601,959
New World Development Co. Ltd.	1,334,250	6,507,529
NWS Holdings Ltd.	1,368,000	1,059,069
PCCW Ltd.	3,724,000	2,099,801
Power Assets Holdings Ltd.	1,211,500	6,745,145

Security	Shares	Value

Hong Kong (continued)
Sands China Ltd.	2,114,000	$8,183,015
Sino Land Co. Ltd.	1,370,000	1,659,867
SJM Holdings Ltd.	1,835,000	2,066,985
Sun Hung Kai Properties Ltd.	1,127,000	13,799,941
Swire Pacific Ltd., Class A	421,500	2,085,691
Swire Properties Ltd.	1,129,200	2,608,021
WH Group Ltd.(b)	8,354,500	7,427,228
Wharf Holdings Ltd. (The)	470,000	798,070
Wharf Real Estate Investment Co. Ltd.	1,576,419	5,573,260
Wynn Macau Ltd.(c)	1,347,200	2,360,581

		178,398,094

Ireland — 0.8%
CRH PLC	688,430	25,040,745
Flutter Entertainment PLC(a)	88,037	13,361,716
Smurfit Kappa Group PLC	196,604	6,616,501

		45,018,962

Israel — 0.6%
Azrieli Group Ltd.	37,134	1,779,070
Bank Hapoalim BM	493,477	2,937,147
Bank Leumi Le-Israel BM	1,271,673	6,369,111
Elbit Systems Ltd.	23,141	3,251,201
ICL Group Ltd.	615,486	1,933,881
Isracard Ltd.	57,024	131,704
Israel Discount Bank Ltd., Class A	660,489	2,005,394
Mizrahi Tefahot Bank Ltd.	129,283	2,668,308
Teva Pharmaceutical Industries Ltd., ADR(a)(c)	958,299	11,058,771

		32,134,587

Italy — 3.3%
Assicurazioni Generali SpA	963,454	14,423,339
Atlantia SpA(a)	437,828	6,963,490
CNH Industrial NV(a)	445,684	3,048,291
Enel SpA	7,130,933	65,173,462
Eni SpA	2,233,766	19,919,010
Intesa Sanpaolo SpA(a)	13,052,893	26,350,709
Leonardo SpA	240,790	1,540,412
Mediobanca Banca di Credito Finanziario SpA	540,774	4,334,295
Pirelli & C SpA(a)(b)	411,988	1,638,372
Poste Italiane SpA(b)	454,687	4,167,998
Prysmian SpA	210,052	5,372,600
Snam SpA	1,795,740	9,555,581
Telecom Italia SpA/Milano	7,284,306	2,935,546
Tenaris SA	411,391	2,399,269
Terna Rete Elettrica Nazionale SpA	1,238,427	9,234,758
UniCredit SpA(a)	1,858,099	16,964,597

		194,021,729

Japan — 23.5%
Aeon Mall Co. Ltd.	87,100	1,035,512
AGC Inc.	169,300	4,736,493
Air Water Inc.	158,000	2,039,818
Aisin Seiki Co. Ltd.	141,200	4,033,141
Alfresa Holdings Corp.	165,200	3,378,061
Amada Co. Ltd.	292,100	1,958,752
ANA Holdings Inc.(a)	100,800	2,071,677
Aozora Bank Ltd.	103,400	1,649,823
Asahi Group Holdings Ltd.	340,500	11,091,289
Asahi Kasei Corp.	1,093,200	7,774,303
Bank of Kyoto Ltd. (The)	50,700	1,853,358
Bridgestone Corp.	468,600	13,712,744
Brother Industries Ltd.	192,400	2,973,438

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Canon Inc.	875,200	$13,873,406
Casio Computer Co. Ltd.	83,000	1,312,551
Central Japan Railway Co.	127,800	15,357,032
Chiba Bank Ltd. (The)	465,600	2,122,569
Chubu Electric Power Co. Inc.	569,400	6,756,004
Chugoku Electric Power Co. Inc. (The)	252,300	3,073,512
Concordia Financial Group Ltd.	930,200	2,736,141
Dai Nippon Printing Co. Ltd.	211,800	4,595,377
Daicel Corp.	220,500	1,464,022
Dai-ichi Life Holdings Inc.	945,700	11,001,712
Daito Trust Construction Co. Ltd.	57,700	4,514,276
Daiwa House Industry Co. Ltd.	493,400	10,882,520
Daiwa House REIT Investment Corp.	1,727	4,486,966
Daiwa Securities Group Inc.	1,264,100	5,547,549
Denso Corp.	378,000	13,828,658
Dentsu Group Inc.	191,600	4,254,959
Disco Corp.	8,900	2,118,727
East Japan Railway Co.	264,200	15,170,323
Electric Power Development Co. Ltd.	118,020	1,601,804
ENEOS Holdings Inc.	2,675,250	9,291,136
FANUC Corp.	110,700	18,537,251
Fuji Electric Co. Ltd.	110,000	2,985,907
FUJIFILM Holdings Corp.	316,400	14,115,755
Fujitsu Ltd.	172,700	23,063,691
Fukuoka Financial Group Inc.	148,900	2,156,114
GLP J-REIT	3,173	5,272,828
Hankyu Hanshin Holdings Inc.	200,800	5,726,019
Hino Motors Ltd.	254,100	1,458,798
Hirose Electric Co. Ltd.	29,190	3,056,212
Hisamitsu Pharmaceutical Co. Inc.	29,700	1,293,564
Hitachi Construction Machinery Co. Ltd.	95,100	2,716,372
Hitachi Ltd.	424,700	12,564,661
Hitachi Metals Ltd.	185,800	2,411,024
Honda Motor Co. Ltd.	1,427,000	34,065,525
Idemitsu Kosan Co. Ltd.	171,583	3,537,794
Iida Group Holdings Co. Ltd.	133,700	2,058,674
Inpex Corp.	894,800	5,070,223
Isetan Mitsukoshi Holdings Ltd.	317,800	1,442,769
Isuzu Motors Ltd.	481,900	3,917,460
ITOCHU Corp.	591,700	12,871,560
Japan Airlines Co. Ltd.	99,500	1,610,652
Japan Exchange Group Inc.	153,700	3,634,257
Japan Post Bank Co. Ltd.	353,000	2,624,213
Japan Post Holdings Co. Ltd.	1,386,500	9,406,379
Japan Post Insurance Co. Ltd.	198,000	2,614,282
Japan Prime Realty Investment Corp.	686	1,805,673
Japan Real Estate Investment Corp.	1,156	5,904,095
Japan Retail Fund Investment Corp.	2,304	2,765,323
Japan Tobacco Inc.	1,049,900	17,993,179
JFE Holdings Inc.	431,900	2,794,094
JGC Holdings Corp.	194,300	1,955,313
JSR Corp.	177,200	3,806,121
JTEKT Corp.	183,300	1,213,563
Kajima Corp.	391,300	4,278,282
Kamigumi Co. Ltd.	83,900	1,521,992
Kansai Electric Power Co. Inc. (The)	614,200	5,817,850
Kawasaki Heavy Industries Ltd.	121,700	1,650,599
KDDI Corp.	1,444,900	44,537,304
Koito Manufacturing Co. Ltd.	92,700	3,616,641
Komatsu Ltd.	765,900	14,965,945

Security	Shares	Value

Japan (continued)
Kubota Corp.	316,500	$4,500,688
Kuraray Co. Ltd.	139,300	1,359,667
Kurita Water Industries Ltd.	84,300	2,255,601
Kyocera Corp.	281,800	15,575,893
Kyowa Kirin Co. Ltd.	152,200	3,742,741
Kyushu Electric Power Co. Inc.	333,200	2,785,858
Kyushu Railway Co.	131,400	2,582,514
LIXIL Group Corp.	233,900	3,110,408
Makita Corp.	98,500	3,759,080
Marubeni Corp.	1,439,900	6,605,046
Marui Group Co. Ltd.	166,800	2,402,690
Maruichi Steel Tube Ltd.	47,600	1,122,357
Mazda Motor Corp.	499,400	2,791,501
Mebuki Financial Group Inc.	889,120	1,967,787
Medipal Holdings Corp.	157,700	2,899,544
Mitsubishi Chemical Holdings Corp.	1,117,100	5,978,012
Mitsubishi Corp.	768,700	15,409,625
Mitsubishi Electric Corp.	1,601,800	20,762,952
Mitsubishi Estate Co. Ltd.	359,700	5,167,732
Mitsubishi Gas Chemical Co. Inc.	139,700	2,202,591
Mitsubishi Heavy Industries Ltd.	279,500	6,467,386
Mitsubishi Materials Corp.	98,300	1,996,123
Mitsubishi Motors Corp.	594,200	1,157,715
Mitsubishi UFJ Financial Group Inc.	10,719,900	39,866,307
Mitsubishi UFJ Lease & Finance Co. Ltd.	355,600	1,496,661
Mitsui & Co. Ltd.	1,446,000	21,526,568
Mitsui Chemicals Inc.	163,000	3,092,575
Mizuho Financial Group Inc.	21,155,900	25,531,948
MS&AD Insurance Group Holdings Inc.	255,208	6,362,700
Nagoya Railroad Co. Ltd.	58,500	1,475,087
NGK Insulators Ltd.	226,600	2,801,156
NGK Spark Plug Co. Ltd.	137,000	1,825,716
NH Foods Ltd.	71,600	3,132,034
Nikon Corp.	264,100	1,833,438
Nippon Building Fund Inc.	1,119	6,265,469
Nippon Express Co. Ltd.	64,800	3,070,538
Nippon Prologis REIT Inc.	1,204	4,150,742
Nippon Steel Corp.	703,800	5,708,016
Nippon Telegraph & Telephone Corp.	1,128,500	26,080,486
Nippon Yusen KK	140,200	1,803,386
Nissan Motor Co. Ltd.	2,025,400	6,915,439
Nisshin Seifun Group Inc.	111,430	1,702,066
Nitto Denko Corp.	138,600	7,799,773
Nomura Holdings Inc.	2,762,400	12,794,356
Nomura Real Estate Holdings Inc.	101,300	1,678,593
Nomura Real Estate Master Fund Inc.	3,720	4,602,062
NSK Ltd.	313,000	2,072,260
NTT Docomo Inc.	1,021,400	28,087,775
Obayashi Corp.	565,800	5,019,582
Odakyu Electric Railway Co. Ltd.	87,700	1,821,519
Oji Holdings Corp.	754,200	3,138,636
Omron Corp.	81,300	5,790,116
ORIX Corp.	1,159,600	12,459,147
Orix JREIT Inc.	2,267	2,913,887
Osaka Gas Co. Ltd.	330,700	6,080,401
Otsuka Holdings Co. Ltd.	222,300	9,188,036
Panasonic Corp.	1,935,000	16,471,200
Pola Orbis Holdings Inc.	50,000	824,269
Resona Holdings Inc.	1,828,000	5,944,069
Ricoh Co. Ltd.	591,900	3,778,800

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Rinnai Corp.	15,900	$1,299,310
Rohm Co. Ltd.	27,800	1,753,769
Ryohin Keikaku Co. Ltd.	208,300	2,496,133
SBI Holdings Inc.	206,700	4,314,640
Secom Co. Ltd.	64,800	5,565,580
Seiko Epson Corp.	244,100	2,564,978
Sekisui Chemical Co. Ltd.	316,700	4,289,363
Sekisui House Ltd.	545,500	9,895,668
Seven & i Holdings Co. Ltd.	658,200	19,958,282
Seven Bank Ltd.	519,400	1,262,516
Shimamura Co. Ltd.	21,100	1,462,811
Shimano Inc.	24,100	5,242,599
Shimizu Corp.	482,300	3,448,584
Shinsei Bank Ltd.	136,000	1,528,119
Shizuoka Bank Ltd. (The)	371,400	2,402,701
Showa Denko KK	120,800	2,486,152
Softbank Corp.	1,675,400	22,414,199
SoftBank Group Corp.	686,800	42,839,743
Sompo Holdings Inc.	294,400	9,620,278
Stanley Electric Co. Ltd.	112,900	2,686,621
Subaru Corp.	540,200	10,190,380
Sumitomo Chemical Co. Ltd.	1,307,100	3,745,874
Sumitomo Corp.	1,042,200	11,532,905
Sumitomo Dainippon Pharma Co. Ltd.	154,300	1,920,541
Sumitomo Electric Industries Ltd.	658,800	7,265,306
Sumitomo Heavy Industries Ltd.	99,900	1,936,017
Sumitomo Metal Mining Co. Ltd.	203,700	6,037,982
Sumitomo Mitsui Financial Group Inc.	1,143,100	30,272,203
Sumitomo Mitsui Trust Holdings Inc.	296,405	7,597,253
Sumitomo Realty & Development Co. Ltd.	270,900	6,891,001
Sumitomo Rubber Industries Ltd.	148,100	1,227,046
Suntory Beverage & Food Ltd.	61,700	2,319,659
Suzuken Co. Ltd.	22,160	784,916
Suzuki Motor Corp.	323,400	10,619,926
T&D Holdings Inc.	471,800	3,850,973
Taiheiyo Cement Corp.	105,300	2,275,707
Taisei Corp.	167,400	5,731,467
Taisho Pharmaceutical Holdings Co. Ltd.	30,300	1,710,877
TDK Corp.	113,100	12,494,164
Teijin Ltd.	153,600	2,206,738
THK Co. Ltd.	36,600	850,527
Toho Gas Co. Ltd.(c)	43,000	1,862,669
Tohoku Electric Power Co. Inc.	374,100	3,527,643
Tokyo Century Corp.	37,100	2,059,747
Tokyo Electric Power Co. Holdings Inc.(a)	1,266,900	3,355,074
Tokyo Gas Co. Ltd.	330,800	6,978,619
Tokyu Fudosan Holdings Corp.	536,700	2,045,683
Toppan Printing Co. Ltd.	226,800	3,395,672
Toray Industries Inc.	1,211,500	5,203,274
Tosoh Corp.	225,100	3,006,159
TOTO Ltd.	79,100	2,955,122
Toyo Suisan Kaisha Ltd.	38,300	2,318,358
Toyoda Gosei Co. Ltd.	36,600	707,561
Toyota Industries Corp.	129,300	6,530,427
Toyota Motor Corp.	1,858,716	109,293,837
Toyota Tsusho Corp.	188,200	4,731,255
Trend Micro Inc.	40,100	2,332,498
United Urban Investment Corp.	2,599	2,529,434
USS Co. Ltd.	122,100	1,814,235
West Japan Railway Co.	141,600	6,064,171

Security	Shares	Value

Japan (continued)
Yamada Denki Co. Ltd.	636,100	$2,749,434
Yamaha Motor Co. Ltd.	244,300	3,546,775
Yamato Holdings Co. Ltd.	174,900	4,458,106
Yamazaki Baking Co. Ltd.	50,800	849,469
Yaskawa Electric Corp.	72,900	2,402,880
Yokogawa Electric Corp.	200,400	3,038,316
Yokohama Rubber Co. Ltd. (The)	106,100	1,346,696

		1,364,940,557

Malta — 0.0%
BGP Holdings PLC(a)(d)	2,256,851	27

Netherlands — 1.5%
ABN AMRO Bank NV, CVA(b)	368,369	3,059,629
Aegon NV	1,557,671	4,615,916
AerCap Holdings NV(a)	119,493	3,217,947
ArcelorMittal SA(a)	633,116	6,992,481
EXOR NV	61,372	3,458,074
ING Groep NV	3,416,732	23,821,523
Koninklijke Ahold Delhaize NV	961,375	27,818,129
NN Group NV	256,976	9,420,097
Randstad NV	103,697	4,985,798

		87,389,594

New Zealand — 0.3%
Auckland International Airport Ltd.	1,068,171	4,539,768
Mercury NZ Ltd.	587,140	1,826,546
Meridian Energy Ltd.	1,134,816	3,673,955
Ryman Healthcare Ltd.	344,370	3,051,049
Spark New Zealand Ltd.	1,599,302	5,252,300

		18,343,618

Norway — 0.9%
DNB ASA(a)	831,905	12,695,489
Equinor ASA	877,718	12,983,751
Mowi ASA	135,480	2,444,321
Norsk Hydro ASA(a)	1,171,396	3,277,228
Orkla ASA	231,262	2,279,798
Telenor ASA	633,235	9,824,058
Yara International ASA	154,073	6,453,897

		49,958,542

Portugal — 0.3%
EDP — Energias de Portugal SA	2,247,110	11,386,134
Galp Energia SGPS SA	436,185	4,590,520

		15,976,654

Singapore — 1.1%
CapitaLand Commercial Trust	1,546,449	1,815,637
CapitaLand Mall Trust(c)	898,800	1,238,775
City Developments Ltd.	399,100	2,380,688
DBS Group Holdings Ltd.(c)	1,572,800	22,675,021
Jardine Cycle & Carriage Ltd.	84,300	1,229,490
Keppel Corp. Ltd.	441,600	1,738,963
Oversea-Chinese Banking Corp. Ltd.	2,897,700	18,088,173
Singapore Airlines Ltd.(c)	1,181,400	2,946,392
Singapore Telecommunications Ltd.(c)	4,626,900	8,367,762
Suntec REIT(c)	1,734,600	1,695,008
Yangzijiang Shipbuilding Holdings Ltd.(c)	2,359,100	1,574,110

		63,750,019

Spain — 3.4%
ACS Actividades de Construccion y Servicios SA	240,039	5,549,191
Aena SME SA(a)(b)	59,409	7,748,701
Banco Bilbao Vizcaya Argentaria SA	5,859,844	18,272,472

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Banco Santander SA(a)	14,576,661	$31,174,659
Bankinter SA	608,131	3,151,161
CaixaBank SA	3,169,193	6,820,579
Enagas SA	186,158	4,704,217
Endesa SA	280,278	7,967,547
Iberdrola SA	5,093,961	65,777,806
Iberdrola SA, New	116,552	1,505,029
Mapfre SA	940,301	1,696,768
Naturgy Energy Group SA	262,162	4,879,503
Red Electrica Corp. SA	334,704	6,538,409
Repsol SA	1,304,852	10,152,857
Siemens Gamesa Renewable Energy SA	139,636	3,281,751
Telefonica SA	4,276,720	17,943,021

		197,163,671

Sweden — 1.9%
Alfa Laval AB(a)(c)	278,000	6,584,416
Boliden AB	238,019	6,475,874
Husqvarna AB, Class B	364,091	3,476,872
ICA Gruppen AB	43,832	2,159,029
Industrivarden AB, Class C(a)	138,162	3,395,607
L E Lundbergforetagen AB, Class B(a)	66,177	3,101,497
Sandvik AB(a)	987,366	18,360,776
Securitas AB, Class B(a)	272,622	4,070,335
Skandinaviska Enskilda Banken AB, Class A(a)	1,426,658	13,809,815
SKF AB, Class B	336,486	6,212,943
Svenska Handelsbanken AB, Class A(a)	1,363,295	12,906,474
Swedbank AB, Class A(a)	795,406	12,915,415
Telefonaktiebolaget LM Ericsson, Class B	899,296	10,367,058
Telia Co. AB	2,197,197	8,563,690

		112,399,801

Switzerland — 7.3%
ABB Ltd., Registered	1,615,803	40,443,920
Adecco Group AG, Registered	137,028	6,502,692
Alcon Inc.(a)	151,309	9,148,065
Baloise Holding AG, Registered	40,320	6,151,936
Banque Cantonale Vaudoise, Registered	13,138	1,382,111
Cie. Financiere Richemont SA, Registered	456,904	28,377,571
Clariant AG, Registered	173,414	3,278,796
Credit Suisse Group AG, Registered	1,382,362	14,761,201
EMS-Chemie Holding AG, Registered	2,789	2,411,288
Kuehne + Nagel International AG, Registered(a)	23,490	4,051,425
LafargeHolcim Ltd., Registered	457,542	21,632,276
Novartis AG, Registered	1,882,707	156,192,038
Swatch Group AG (The), Bearer	25,163	5,283,206
Swatch Group AG (The), Registered	45,865	1,827,138
Swiss Life Holding AG, Registered	28,002	10,247,187
Swiss Prime Site AG, Registered	66,084	6,040,326
Swiss Re AG	89,706	7,076,292
Swisscom AG, Registered	22,716	12,130,848
UBS Group AG, Registered	3,215,746	37,806,314
Zurich Insurance Group AG	131,114	48,456,114

		423,200,744

United Kingdom — 17.5%
3i Group PLC	855,982	9,994,443
Admiral Group PLC	165,935	5,226,951
Anglo American PLC	1,076,426	26,422,348
Antofagasta PLC	342,806	4,623,059
Associated British Foods PLC	313,930	7,272,382
Aviva PLC	3,437,913	11,898,828

Security	Shares	Value

United Kingdom (continued)
BAE Systems PLC	2,820,822	$18,148,810
Barclays PLC	15,197,535	20,058,460
Barratt Developments PLC	885,203	5,932,297
Berkeley Group Holdings PLC	111,271	6,504,761
BP PLC	17,749,639	64,100,028
British American Tobacco PLC	2,010,327	66,610,280
British Land Co. PLC (The)	765,287	3,677,251
BT Group PLC	7,799,891	10,091,983
Bunzl PLC	296,490	8,553,363
Coca-Cola European Partners PLC	178,564	7,351,480
DCC PLC	86,727	7,776,808
Direct Line Insurance Group PLC	1,195,260	4,649,859
Evraz PLC	220,864	836,315
Ferguson PLC	197,164	17,576,179
Fiat Chrysler Automobiles NV(a)	966,574	9,852,433
GlaxoSmithKline PLC	4,396,302	88,271,672
Glencore PLC	8,776,754	20,117,630
HSBC Holdings PLC	17,802,567	79,957,979
Imperial Brands PLC	827,882	13,864,949
Informa PLC	1,305,771	6,339,435
ITV PLC	3,149,317	2,342,855
J Sainsbury PLC	1,538,888	3,780,037
Johnson Matthey PLC	168,252	4,944,399
Kingfisher PLC	1,834,300	5,823,786
Land Securities Group PLC	612,339	4,634,104
Legal & General Group PLC	5,221,981	14,667,235
Lloyds Banking Group PLC	61,605,723	21,253,390
M&G PLC	2,260,064	4,763,931
Melrose Industries PLC	2,745,093	3,071,861
Mondi PLC	427,314	7,644,378
National Grid PLC	3,069,481	36,274,348
Natwest Group PLC	4,271,939	5,943,333
Next PLC	115,576	8,267,293
Ocado Group PLC(a)	200,911	5,413,671
Pearson PLC(c)	667,375	4,651,185
Persimmon PLC(a)	280,666	8,848,344
Prudential PLC	2,281,349	33,101,651
Reckitt Benckiser Group PLC	218,050	22,053,843
Rio Tinto PLC	983,087	59,547,404
Royal Dutch Shell PLC, Class A	3,607,354	53,103,842
Royal Dutch Shell PLC, Class B	3,259,676	46,240,119
RSA Insurance Group PLC	896,806	5,050,754
Schroders PLC	108,063	4,205,338
Severn Trent PLC	210,042	6,754,161
Smiths Group PLC	350,632	6,235,769
SSE PLC	906,686	15,482,225
Standard Chartered PLC	2,380,447	12,053,687
Standard Life Aberdeen PLC	2,055,455	6,755,251
Taylor Wimpey PLC	3,177,025	4,935,010
Tesco PLC	8,585,589	24,464,092
United Utilities Group PLC	601,543	7,105,724
Vodafone Group PLC	15,257,665	23,141,675
Whitbread PLC(a)	178,451	5,105,928
Wm Morrison Supermarkets PLC	2,090,596	5,126,989
WPP PLC	1,088,400	8,114,019

		1,016,611,614

Total Common Stocks — 98.5% (Cost: $6,659,390,518)		5,713,402,093

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Germany — 0.9%
Bayerische Motoren Werke AG, Preference Shares, NVS	49,605	$2,555,139
Fuchs Petrolub SE, Preference Shares, NVS(c)	39,421	1,729,429
Henkel AG & Co. KGaA, Preference Shares, NVS	156,037	15,388,446
Porsche Automobil Holding SE, Preference Shares, NVS	134,866	7,669,347
Volkswagen AG, Preference Shares, NVS	162,702	24,049,388

		51,391,749

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	5,931,266	2,376,249

Total Preferred Stocks — 1.0% (Cost: $59,630,522)		53,767,998

Rights

Portugal — 0.0%
EDP-Energias de Portugal SA, (Expires 08/06/20)(a)(c)	2,247,110	229,051

Total Rights — 0.0% (Cost: $0)		229,051

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(e)(f)(g)	87,108,309	87,204,128

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(e)(f)	2,030,000	$2,030,000

		89,234,128

Total Short-Term Investments — 1.5% (Cost: $89,206,530)		89,234,128

Total Investments in Securities — 101.0% (Cost: $6,808,227,570)		5,856,633,270

Other Assets, Less Liabilities — (1.0)%		(57,131,080)

Net Assets — 100.0%		$5,799,502,190

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$31,249,675	$55,921,302	(a)	$—	$10,014	$23,137	$87,204,128	87,108,309	$665,272	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,872,000	158,000	(a)	—	—	—	2,030,000	2,030,000	27,438		—

					$10,014	$23,137	$89,234,128		$692,710		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	301	09/18/20	$11,329	$(210,914)
FTSE 100 Index	139	09/18/20	10,739	(580,432)
TOPIX Index	64	09/10/20	9,059	(491,526)

				$(1,282,872)

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI EAFE Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,282,872

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$4,285,637

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,893,310)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$35,612,597

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,711,897,037	$1,505,029	$27	$5,713,402,093
Preferred Stocks	53,767,998	—	—	53,767,998
Rights	229,051	—	—	229,051
Money Market Funds	89,234,128	—	—	89,234,128

	$5,855,128,214	$1,505,029	$27	$5,856,633,270

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,282,872)	$—	$—	$(1,282,872)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Statements of Assets and Liabilities

July 31, 2020

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$7,962,896,457	$5,767,399,142
Affiliated(c)	32,874,741	89,234,128
Cash	1,278	4,969
Foreign currency, at value(d)	11,952,323	12,380,171
Foreign currency collateral pledged:
Futures contracts(e)	2,889,340	3,170,689
Receivables:
Investments sold	4,344,046	1,277,269
Securities lending income — Affiliated	31,403	227,742
Capital shares sold	2,286,899	—
Dividends	4,268,672	8,198,307
Tax reclaims	8,223,723	7,029,331
Foreign withholding tax claims	—	100,017

Total assets	8,029,768,882	5,889,021,765

LIABILITIES
Collateral on securities loaned, at value	30,402,009	87,163,940
Payables:
Investments purchased	2,199,433	—
Variation margin on futures contracts	369,454	400,249
Investment advisory fees	2,467,104	1,950,890
Professional fees	461	4,496

Total liabilities	35,438,461	89,519,575

NET ASSETS	$7,994,330,421	$5,799,502,190

NET ASSETS CONSIST OF:
Paid-in capital	$7,038,753,516	$7,423,990,378
Accumulated earnings (loss)	955,576,905	(1,624,488,188)

NET ASSETS	$7,994,330,421	$5,799,502,190

Shares outstanding	92,400,000	145,200,000

Net asset value	$86.52	$39.94

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$29,453,501	$80,508,252
(b) Investments, at cost — Unaffiliated	$6,560,671,640	$6,719,021,040
(c) Investments, at cost — Affiliated	$32,843,985	$89,206,530
(d) Foreign currency, at cost	$11,491,552	$11,986,130
(e) Foreign currency collateral pledged, at cost	$2,879,943	$3,160,745

See notes to financial statements.

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2020

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$93,787,149	$200,281,811
Dividends — Affiliated	19,060	27,438
Non-cash dividends — Unaffiliated	—	13,043,636
Securities lending income — Affiliated — net	760,386	665,272
Other income — Unaffiliated	8,547	23,120
Foreign taxes withheld	(8,754,924)	(15,324,372)

Total investment income	85,820,218	198,716,905

EXPENSES
Investment advisory fees	19,600,513	20,564,486
Miscellaneous	264	264

Total expenses	19,600,777	20,564,750

Net investment income	66,219,441	178,152,155

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(140,180,578)	(529,124,637)
Investments — Affiliated	(30,045)	10,014
In-kind redemptions — Unaffiliated	25,574,903	97,724,705
Futures contracts	5,947,219	4,285,637
Foreign currency transactions	861,270	239,468

Net realized loss	(107,827,231)	(426,864,813)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	859,978,564	(405,589,833)
Investments — Affiliated	24,535	23,137
Futures contracts	(1,380,638)	(1,893,310)
Foreign currency translations	1,321,977	1,589,877

Net change in unrealized appreciation (depreciation)	859,944,438	(405,870,129)

Net realized and unrealized gain (loss)	752,117,207	(832,734,942)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$818,336,648	$(654,582,787)

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

	iShares MSCI EAFE Growth ETF		iShares MSCI EAFE Value ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$66,219,441	$68,546,708	$178,152,155	$240,190,995
Net realized gain (loss)	(107,827,231)	17,987,277	(426,864,813)	6,170,198
Net change in unrealized appreciation (depreciation)	859,944,438	3,172,514	(405,870,129)	(629,698,211)

Net increase (decrease) in net assets resulting from operations	818,336,648	89,706,499	(654,582,787)	(383,337,018)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(70,803,899)	(67,808,258)	(180,523,052)	(243,308,208)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,291,104,216	417,418,842	1,210,949,461	488,532,364

NET ASSETS
Total increase (decrease) in net assets	4,038,636,965	439,317,083	375,843,622	(138,112,862)
Beginning of year	3,955,693,456	3,516,376,373	5,423,658,568	5,561,771,430

End of year	$7,994,330,421	$3,955,693,456	$5,799,502,190	$5,423,658,568

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE Growth ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16

Net asset value, beginning of year	$80.40	$80.65	$75.38	$68.12		$71.43

Net investment income(a)	1.06	1.42	1.41	1.24	(b)	1.32
Net realized and unrealized gain (loss)(c)	6.06	(0.29)	5.19	7.30		(3.36)

Net increase (decrease) from investment operations	7.12	1.13	6.60	8.54		(2.04)

Distributions(d)
From net investment income	(1.00)	(1.38)	(1.33)	(1.28)		(1.27)

Total distributions	(1.00)	(1.38)	(1.33)	(1.28)		(1.27)

Net asset value, end of year	$86.52	$80.40	$80.65	$75.38		$68.12

Total Return
Based on net asset value	8.91%	1.52%	8.79%	12.66	%(b)	(2.78)%

Ratios to Average Net Assets
Total expenses	0.39%	0.40%	0.40%	0.40%		0.40%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.40%	N/A	0.40%		N/A

Net investment income	1.31%	1.86%	1.77%	1.80	%(b)	2.01%

Supplemental Data
Net assets, end of year (000)	$7,994,330	$3,955,693	$3,516,376	$3,045,417		$2,370,601

Portfolio turnover rate(e)	33%	22%	22%	30%		26%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:
•	Net investment income per share by $0.01.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.01%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE Value ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16

Net asset value, beginning of year	$47.08	$52.87	$53.18	$44.86		$53.12

Net investment income(a)	1.48	2.03	2.05	1.81	(b)	1.71
Net realized and unrealized gain (loss)(c)	(7.18)	(5.81)	(0.15)	8.17		(8.42)

Net increase (decrease) from investment operations	(5.70)	(3.78)	1.90	9.98		(6.71)

Distributions(d)
From net investment income	(1.44)	(2.01)	(2.21)	(1.66)		(1.55)

Total distributions	(1.44)	(2.01)	(2.21)	(1.66)		(1.55)

Net asset value, end of year	$39.94	$47.08	$52.87	$53.18		$44.86

Total Return
Based on net asset value	(12.48)%	(7.05)%	3.63%	22.49	%(b)	(12.59)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.38%	0.40%		0.40%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.39%	N/A	0.40%		N/A

Net investment income	3.36%	4.17%	3.75%	3.70	%(b)	3.72%

Supplemental Data
Net assets, end of year (000)	$5,799,502	$5,423,659	$5,561,771	$5,296,875		$2,907,203

Portfolio turnover rate(e)	27%	21%	22%	28%		26%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:
•	Net investment income per share by $0.01.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.02%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE Growth	Diversified
MSCI EAFE Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI EAFE Growth
BofA Securities, Inc.	$6,823,755	$6,823,755		$—	$—
Citigroup Global Markets Inc.	1,708,784	1,708,784		—	—
Credit Suisse AG	3,387,444	3,387,444		—	—
Goldman Sachs & Co.	3,334,224	3,192,552		—	(141,672	)(b)
JPMorgan Securities LLC	4,183,709	4,183,709		—	—
Morgan Stanley & Co. LLC	10,015,585	10,015,585		—	—

	$29,453,501	$29,311,829		$—	$(141,672)

MSCI EAFE Value
Barclays Capital Inc.	$63,069	$63,069		$—	$—
BNP Paribas Prime Brokerage International Ltd.	2,658,816	2,658,816		—	—
BofA Securities, Inc.	36,832,918	36,832,918		—	—
Citigroup Global Markets Inc.	2,324,857	2,324,857		—	—
Goldman Sachs & Co.	15,998,121	15,998,121		—	—
Jefferies LLC	229,050	229,050		—	—
JPMorgan Securities LLC	103,963	103,963		—	—
Morgan Stanley & Co. LLC	22,257,068	22,257,068		—	—
UBS Securities LLC	40,390	40,390		—	—

	$80,508,252	$80,508,252		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI EAFE Growth ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fee
First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion	0.3258

For its investment advisory services to the iShares MSCI EAFE Value ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fee
First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion, up to and including $9 billion	0.3258
Over $9 billion	0.3096

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended July 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI EAFE Growth	$182,694
MSCI EAFE Value	155,897

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended July 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI EAFE Growth	$824,201,526	$1,126,169,375	$(87,610,027)
MSCI EAFE Value	1,050,907,849	449,212,517	(138,129,596)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Growth	$1,883,249,929	$1,703,791,436
MSCI EAFE Value	1,945,313,071	1,449,785,764

For the year ended July 31, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE Growth	$3,171,754,714	$64,701,687
MSCI EAFE Value	1,576,048,361	857,543,224

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI EAFE Growth	$25,395,238	$(25,395,238)
MSCI EAFE Value	76,735,497	(76,735,497)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19
MSCI EAFE Growth
Ordinary income	$70,803,899	$67,808,258

MSCI EAFE Value
Ordinary income	$180,523,052	$243,308,208

As of July 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
MSCI EAFE Growth	$9,514,700	$(436,871,015)	$1,382,933,220		$955,576,905
MSCI EAFE Value	26,391,433	(560,824,545)	(1,090,055,076)		(1,624,488,188)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies the timing and recognition of partnership income, and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI EAFE Growth	$6,613,459,116	$1,509,719,575	$(127,988,187)	$1,381,731,388
MSCI EAFE Value	6,947,359,730	324,184,638	(1,415,402,624)	(1,091,217,986)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI EAFE Growth
Shares sold	44,000,000	$3,355,728,858	11,600,000	$860,040,359
Shares redeemed	(800,000)	(64,624,642)	(6,000,000)	(442,621,517)

Net increase	43,200,000	$3,291,104,216	5,600,000	$417,418,842

MSCI EAFE Value
Shares sold	49,600,000	$2,094,679,112	24,800,000	$1,197,377,985
Shares redeemed	(19,600,000)	(883,729,651)	(14,800,000)	(708,845,621)

Net increase	30,000,000	$1,210,949,461	10,000,000	$488,532,364

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The Funds have filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each Fund is able to pass through to its shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Dividend Income
MSCI EAFE Growth	$83,351,371
MSCI EAFE Value	190,472,109

For the fiscal year ended July 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE Growth	$93,857,548	$7,978,086
MSCI EAFE Value	213,407,128	14,548,666

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares MSCI EAFE Growth ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate and that the Board would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

iShares MSCI EAFE Value ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate and that the Board would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EAFE Value	$1.435717	$—	$—	$1.435717	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE Growth ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	29	2.10
Greater than 0.5% and Less than 1.0%	143	10.34
Greater than 0.0% and Less than 0.5%	700	50.62
At NAV	21	1.52
Less than 0.0% and Greater than –0.5%	366	26.47
Less than –0.5% and Greater than –1.0%	78	5.64
Less than –1.0% and Greater than –1.5%	23	1.66
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	2	0.14

	1,383	100.00%

SUPPLEMENTAL INFORMATION	43

Supplemental Information  (unaudited) (continued)

iShares MSCI EAFE Value ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	32	2.31
Greater than 0.5% and Less than 1.0%	152	10.99
Greater than 0.0% and Less than 0.5%	673	48.67
At NAV	19	1.37
Less than 0.0% and Greater than –0.5%	381	27.56
Less than –0.5% and Greater than –1.0%	70	5.06
Less than –1.0% and Greater than –1.5%	30	2.17
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	3	0.22

	1,383	100.00%

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of July 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005) ; Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	47

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-702-0720

JULY 31, 2020

2020 Annual Report

iShares Trust

•	iShares China Large-Cap ETF | FXI | NYSE Arca
•	iShares MSCI China A ETF | CNYA | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

BlackRock, Inc.

Rob Kapito

BlackRock, Inc.

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a positive return during the 12 months ended July 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.20% in U.S. dollar terms for the reporting period.

Global stocks posted steady gains for the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading afflicted countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors tried to project the length of the disruption and its ultimate economic impact. Beginning in late March 2020, massive stimulus from the world’s largest central banks and governments, as well as tentative success with slowing the virus’ transmission and optimism surrounding potential vaccines, led to a recovery in equity prices.

In the U.S., following the issuance of stay-at-home orders and other restrictions on public gatherings and nonessential work, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Unemployment increased dramatically as record jobless claims brought the unemployment rate up to 14.7% in April 2020, the highest rate since the Great Depression.

In response to the pandemic, the federal government enacted several rounds of stimulus spending, including the U.S. $1.8 trillion CARES act, followed by an additional U.S. $484 billion in aid for small businesses and hospitals. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by enacting two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The combination of Fed intervention, support from government stimulus, and optimism surrounding development of a coronavirus vaccine led to a significant recovery in U.S. stock prices. By the end of the reporting period many stocks had recovered to near their pre-coronavirus highs.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans, and in July 2020 Eurozone countries reached a historic deal for a collective €750 billion stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. Nonetheless, the stock recovery in Europe was relatively muted compared to other parts of the world, and overall returns were negative for the reporting period.

Asia-Pacific stocks posted a solid return despite a sharp decline when the coronavirus outbreaks worsened. The Chinese economy weakened initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and canceled existing orders. By the end of the reporting period, however, progress in many Asian countries in reducing infections and signs of economic recovery in China led to a significant rise in Asia-Pacific equity markets.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® China Large-Cap ETF

Investment Objective

The iShares China Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization Chinese equities that trade on the Hong Kong Stock Exchange, as represented by the FTSE China 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	2.59%	3.17%	2.65%	2.59%	16.91%	29.92%
Fund Market	3.55	3.19	2.54	3.55	17.00	28.49
Index	3.44	3.95	3.42	3.44	21.38	40.03

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance beginning on February 10, 2012 reflects net returns where dividends are reinvested into the Index net of withholding tax. Performance before this date reflects dividends being reinvested at gross.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,045.20	$3.76		$1,000.00	$1,021.20	$3.72		0.74%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 9 for more information.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	iShares® China Large-Cap ETF

Portfolio Management Commentary

Large-capitalization Chinese stocks posted modest gains, advancing robustly near the end of the reporting period after many months of volatility. Before the coronavirus outbreak, domestic economic growth slowed amid ongoing trade tensions between the U.S. and China. As the virus spread in early 2020, stocks declined sharply. Lockdowns forced the closure of businesses around the world, raising concerns about supply chain disruptions and reduced demand for Chinese goods. However, stocks rose significantly in July 2020 due to record inflows, loose monetary policy, and optimism about China’s handling of the pandemic and potential for economic recovery compared to other countries.

The consumer discretionary sector contributed the most to the Index’s return. During the lockdown, Chinese consumers increased their use of e-commerce, benefiting internet and direct marketing retail stocks. Revenues showed strength due to increased demand for food service delivery in the latter half of the reporting period, as businesses reopened following the lockdown.

The communication services and information technology sectors also contributed to the Index’s return. During lockdowns, more time spent at home led to greater demand for video games. Revenues and profits rose from increased online ad purchases, digital payments, and cloud services as online activity increased. The information technology sector benefited from strength in 5G mobile phone sales.

On the downside, the financials and energy sectors detracted from the Index’s return. Revenues in the insurance industry declined due to the difficulty of face-to-face sales during lockdowns. The Chinese government directed banks to lower the interest rate they charge on loans and to reduce their fees to stimulate the economy, constraining bank profits. In the energy sector, production and revenues declined amid lower oil prices and less demand for petrochemicals due to reduced economic activity during the pandemic.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	37.5%
Communication Services	17.7
Consumer Discretionary	15.8
Real Estate	9.3
Energy	7.1
Information Technology	4.3
Health Care	3.2
Utilities	1.8
Industrials	1.7
Materials	1.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Tencent Holdings Ltd.	10.6%
Meituan Dianping, Class B	10.2
China Construction Bank Corp., Class H	8.0
Ping An Insurance Group Co. of China Ltd., Class H	5.7
Industrial & Commercial Bank of China Ltd., Class H	4.6
China Mobile Ltd.	4.3
Xiaomi Corp., Class B	3.9
Bank of China Ltd., Class H	3.5
Alibaba Group Holding Ltd.	3.4
China Merchants Bank Co. Ltd., Class H	3.1

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® MSCI China A ETF

Investment Objective

The iShares MSCI China A ETF (the “Fund”) seeks to track the investment results of an index composed of domestic Chinese equities that trade on the Shanghai or Shenzhen Stock Exchange, as represented by the MSCI China A Inclusion Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	28.40%	12.52%	28.40%	62.84%
Fund Market	29.14	12.34	29.14	61.78
Index	28.90	10.91	28.90	53.37

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 6/13/16. The first day of secondary market trading was 6/15/16.

Index performance through April 25, 2018 reflects the performance of the MSCI China A International Index. Index performance beginning on April 26, 2018 reflects the performance of the MSCI China A Inclusion Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,229.20	$1.33		$1,000.00	$1,023.70	$1.21		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 9 for more information.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	iShares® MSCI China A ETF

Portfolio Management Commentary

Chinese equities advanced robustly during the reporting period, with sharp gains at the end of the reporting period after relatively flat growth in the latter part of 2019. Before the outbreak of the coronavirus, Chinese economic growth slowed amid ongoing trade tensions with the U.S. As the coronavirus spread in early 2020, Chinese equities were volatile as lockdowns forced the closure of businesses around the world, raising concerns about disruption to supply chains and reduced global demand. Chinese stocks rose toward the end of the reporting period due to record inflows amid loose monetary policy and optimism about China’s handling of the virus and potential for economic recovery compared to other countries.

The consumer staples sector contributed the most to the Index’s return. The distillers and vintners industry was a leading source of strength due to investor expectations that consumer spending would increase as restrictions loosened. Amid the ongoing trade tensions with the U.S., domestic consumers substituted Chinese consumer products for imports. Reduced food production, hoarding, and the continued spread of African swine fever led to lower supply and historic increases in food prices, especially pork. In this environment, companies in the packaged food and meats industry increased profits substantially.

Healthcare stocks also contributed to the Index’s return amid sharply increased demand for healthcare services and products such as pain medication and antibiotics during the pandemic. The pharmaceuticals, biotechnology, and life sciences industry benefited from progress in the development of potential vaccines for the novel coronavirus as candidate vaccines moved forward to human trials.

The information technology sector also advanced, as the electronic components industry benefited from increased roles in assembling consumer electronic devices for American companies. Greater sales of mobile phone accessories, especially wearables, also supported the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	21.1%
Consumer Staples	17.1
Information Technology	14.6
Health Care	12.2
Industrials	12.1
Materials	7.1
Consumer Discretionary	6.0
Real Estate	3.4
Communication Services	2.6
Utilities	2.2
Energy	1.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Kweichow Moutai Co. Ltd., Class A	5.8%
Wuliangye Yibin Co. Ltd., Class A	2.3
Ping An Insurance Group Co. of China Ltd., Class A	2.3
China Merchants Bank Co. Ltd., Class A	2.0
Jiangsu Hengrui Medicine Co. Ltd., Class A	1.4
China Tourism Group Duty Free Corp. Ltd., Class A	1.3
Contemporary Amperex Technology Co. Ltd., Class A	1.3
Luxshare Precision Industry Co. Ltd., Class A	1.1
Foshan Haitian Flavouring & Food Co. Ltd., Class A	1.1
China Yangtze Power Co. Ltd., Class A	1.1

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE/SHAREHOLDER EXPENSES	9

Schedule of Investments July 31, 2020	iShares® China Large-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 23.9%
Agricultural Bank of China Ltd., Class H	180,092,000	$63,901,964
Bank of China Ltd., Class H	351,362,000	117,873,242
Bank of Communications Co. Ltd., Class H	42,629,200	23,651,720
China CITIC Bank Corp. Ltd., Class H	54,564,000	23,796,330
China Construction Bank Corp., Class H	369,891,320	271,087,546
China Everbright Bank Co. Ltd., Class H	18,163,000	6,819,737
China Merchants Bank Co. Ltd., Class H	22,170,938	103,414,029
China Minsheng Banking Corp. Ltd., Class H	37,338,100	23,510,352
Industrial & Commercial Bank of China Ltd., Class H	261,475,995	154,519,891
Postal Savings Bank of China Co. Ltd., Class H(a)	54,889,000	30,241,288

		818,816,099

Capital Markets — 1.8%
CITIC Securities Co. Ltd., Class H(b)	13,348,000	31,069,897
CSC Financial Co. Ltd., Class H(a)(b)	5,286,500	7,926,135
Guotai Junan Securities Co. Ltd., Class H(a)	4,423,400	7,316,971
Huatai Securities Co. Ltd., Class H(a)	9,329,400	16,852,675

		63,165,678

Communications Equipment — 0.4%
ZTE Corp., Class H(b)	4,426,200	13,078,370

Construction & Engineering — 0.6%
China Railway Construction Corp. Ltd., Class H	11,058,500	8,832,303
China Railway Group Ltd., Class H	22,408,000	11,333,819

		20,166,122

Construction Materials — 1.5%
Anhui Conch Cement Co. Ltd., Class H	6,931,000	52,361,236

Diversified Telecommunication Services — 2.7%
China Telecom Corp. Ltd., Class H	81,316,000	24,236,789
China Tower Corp. Ltd., Class H(a)	273,382,000	49,736,603
China Unicom Hong Kong Ltd.(b)	34,648,000	19,312,967

		93,286,359

Gas Utilities — 1.3%
China Gas Holdings Ltd.	15,286,000	45,955,433

Health Care Technology — 1.9%
Alibaba Health Information Technology Ltd.(c)	24,126,000	66,617,171

Hotels, Restaurants & Leisure — 0.3%
Haidilao International Holding Ltd.(a)(b)	2,088,000	9,604,552

Independent Power and Renewable Electricity Producers — 0.4%
CGN Power Co. Ltd., Class H(a)(b)	65,404,000	13,755,583

Industrial Conglomerates — 0.8%
CITIC Ltd.	28,752,000	26,970,535

Insurance — 11.2%
China Life Insurance Co. Ltd., Class H	43,596,000	100,465,092
China Pacific Insurance Group Co. Ltd., Class H(b)	15,120,000	43,798,096
People’s Insurance Co. Group of China Ltd. (The), Class H	48,052,000	15,624,247
PICC Property & Casualty Co. Ltd., Class H	39,417,550	31,126,346
Ping An Insurance Group Co. of China Ltd., Class H	18,166,000	192,437,434

		383,451,215

Interactive Media & Services — 10.5%
Tencent Holdings Ltd.	5,200,200	358,301,308

Internet & Direct Marketing Retail — 13.3%
Alibaba Group Holding Ltd.(c)	3,605,800	114,452,118

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Meituan Dianping, Class B(c)	13,848,500	$342,897,880

		457,349,998

Life Sciences Tools & Services — 0.5%
WuXi AppTec Co. Ltd., Class H(a)(b)	1,194,660	17,988,803

Machinery — 0.3%
CRRC Corp. Ltd., Class H	23,583,450	10,254,732

Oil, Gas & Consumable Fuels — 6.9%
China Petroleum & Chemical Corp., Class H	149,474,600	64,031,338
China Shenhua Energy Co. Ltd., Class H	19,911,500	33,193,541
CNOOC Ltd.	93,044,000	98,444,014
PetroChina Co. Ltd., Class H	121,904,000	42,311,393

		237,980,286

Pharmaceuticals — 0.7%
Hansoh Pharmaceutical Group Co. Ltd.(a)(c)	5,622,000	24,300,921

Real Estate Management & Development — 9.1%
China Evergrande Group(b)	12,709,000	35,666,273
China Overseas Land & Investment Ltd.	22,466,000	68,410,828
China Resources Land Ltd.	16,123,333	67,196,157
China Vanke Co. Ltd., Class H	11,093,800	34,926,676
Country Garden Holdings Co. Ltd.(b)	43,516,000	55,867,487
Longfor Group Holdings Ltd.(a)	10,150,500	50,161,822

		312,229,243

Technology Hardware, Storage & Peripherals — 3.9%
Xiaomi Corp., Class B(a)(b)(c)	69,512,200	132,921,835

Textiles, Apparel & Luxury Goods — 2.0%
Anta Sports Products Ltd.(b)	7,047,000	66,831,114

Wireless Telecommunication Services — 4.2%
China Mobile Ltd.	21,136,000	144,811,953

Total Common Stocks — 98.2% (Cost: $3,646,468,658)		3,370,198,546

Short-Term Investments

Money Market Funds — 3.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(d)(e)(f)	118,793,080	118,923,752
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(d)(e)	3,650,000	3,650,000

		122,573,752

Total Short-Term Investments — 3.6% (Cost: $122,505,899)		122,573,752

Total Investments in Securities — 101.8% (Cost: $3,768,974,557)		3,492,772,298

Other Assets, Less Liabilities — (1.8)%		(63,062,236)

Net Assets — 100.0%		$3,429,710,062

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® China Large-Cap ETF

(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$250,168,405	$—		$(131,382,715	)(a)	$117,783	$20,279	$118,923,752	118,793,080	$1,457,479	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,911,000	739,000	(a)	—		—	—	3,650,000	3,650,000	32,604		—

						$117,783	$20,279	$122,573,752		$1,490,083		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Hang Seng China Enterprises Index	892	08/28/20	$57,794	$(533,862)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$533,862

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(803,497)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$635,122

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$24,827,998

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2020	iShares® China Large-Cap ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,370,198,546	$—	$—	$3,370,198,546
Money Market Funds	122,573,752	—	—	122,573,752

	$3,492,772,298	$—	$—	$3,492,772,298

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(533,862)	$—	$—	$(533,862)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
AECC Aero-Engine Control Co. Ltd., Class A	106,498	$279,019
AECC Aviation Power Co. Ltd., Class A	212,898	1,125,021
AVIC Aircraft Co. Ltd., Class A	266,000	903,536
AVIC Electromechanical Systems Co. Ltd., Class A(a)	334,099	490,812
AVIC Shenyang Aircraft Co. Ltd., Class A	106,400	974,904
AVICOPTER PLC, Class A	53,299	393,101
China Aerospace Times Electronics Co. Ltd., Class A(a)	239,497	254,695
China Avionics Systems Co. Ltd., Class A	133,000	333,203
China Spacesat Co. Ltd., Class A	106,400	538,767

		5,293,058

Air Freight & Logistics — 0.8%
SF Holding Co. Ltd., Class A	266,000	2,703,747
Sinotrans Ltd., Class A	399,000	193,860
STO Express Co. Ltd., Class A	133,000	313,760
Yunda Holding Co. Ltd., Class A	241,740	830,486

		4,041,853

Airlines — 0.6%
Air China Ltd., Class A	638,400	624,927
China Eastern Airlines Corp. Ltd., Class A(a)	888,400	561,517
China Southern Airlines Co. Ltd., Class A(a)	771,426	589,301
Hainan Airlines Holding Co. Ltd., Class A(a)	1,303,400	295,155
Juneyao Airlines Co. Ltd., Class A	149,200	199,083
Spring Airlines Co. Ltd., Class A	79,804	453,278

		2,723,261

Auto Components — 0.8%
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	26,697	570,118
Fuyao Glass Industry Group Co. Ltd., Class A	186,200	651,156
Huayu Automotive Systems Co. Ltd., Class A	289,604	871,645
Ningbo Joyson Electronic Corp., Class A	122,800	397,057
Ningbo Tuopu Group Co. Ltd., Class A	106,400	518,638
Shandong Linglong Tyre Co. Ltd., Class A	106,400	357,602
Weifu High-Technology Group Co. Ltd., Class A	79,800	252,075
Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A(a)	212,800	211,054

		3,829,345

Automobiles — 1.0%
BAIC BluePark New Energy Technology Co. Ltd., Class A(a)	292,697	284,842
BYD Co. Ltd., Class A	159,673	1,954,133
Chongqing Changan Automobile Co. Ltd., Class A(a)	372,400	590,844
SAIC Motor Corp. Ltd., Class A	744,806	1,940,675

		4,770,494

Banks — 9.9%
Agricultural Bank of China Ltd., Class A	6,836,200	3,164,703
Bank of Beijing Co. Ltd., Class A	1,941,800	1,344,211
Bank of Chengdu Co. Ltd., Class A	334,077	397,890
Bank of China Ltd., Class A	3,218,600	1,536,127
Bank of Communications Co. Ltd., Class A	3,617,600	2,467,989
Bank of Hangzhou Co. Ltd., Class A	558,696	755,898
Bank of Jiangsu Co. Ltd., Class A	1,117,200	968,728
Bank of Nanjing Co. Ltd., Class A	931,080	1,035,534
Bank of Ningbo Co. Ltd., Class A	558,610	2,319,385
Bank of Shanghai Co. Ltd., Class A	1,303,469	1,546,845
China CITIC Bank Corp. Ltd., Class A	611,800	452,455
China Construction Bank Corp., Class A	877,800	769,950
China Everbright Bank Co. Ltd., Class A	3,644,200	1,974,285
China Merchants Bank Co. Ltd., Class A	1,915,202	9,552,335
China Minsheng Banking Corp. Ltd., Class A	3,271,880	2,597,903

Security	Shares	Value

Banks (continued)
Huaxia Bank Co. Ltd., Class A	1,250,260	$1,139,654
Industrial & Commercial Bank of China Ltd., Class A	4,947,600	3,517,159
Industrial Bank Co. Ltd., Class A	1,915,200	4,298,546
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	254,800	272,064
Ping An Bank Co. Ltd., Class A	1,782,236	3,407,507
Qingdao Rural Commercial Bank Corp., Class A	558,600	450,739
Shanghai Pudong Development Bank Co. Ltd., Class A	2,713,220	4,028,659

		47,998,566

Beverages — 10.6%
Anhui Gujing Distillery Co. Ltd., Class A	29,299	894,014
Anhui Kouzi Distillery Co. Ltd., Class A	53,200	381,087
Beijing Shunxin Agriculture Co. Ltd., Class A	79,800	707,732
Beijing Yanjing Brewery Co. Ltd., Class A	345,800	379,638
Chongqing Brewery Co. Ltd., Class A	53,295	556,228
Jiangsu King’s Luck Brewery JSC Ltd., Class A	122,800	765,074
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	140,100	2,711,742
Kweichow Moutai Co. Ltd., Class A	116,361	27,987,345
Luzhou Laojiao Co. Ltd., Class A	133,000	2,248,929
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	79,844	2,063,717
Sichuan Swellfun Co. Ltd., Class A	53,200	485,698
Tsingtao Brewery Co. Ltd., Class A	79,800	949,285
Wuliangye Yibin Co. Ltd., Class A	355,214	11,072,994

		51,203,483

Biotechnology — 2.6%
Beijing Tiantan Biological Products Corp. Ltd., Class A	116,518	828,806
BGI Genomics Co. Ltd., Class A	42,000	988,111
Chongqing Zhifei Biological Products Co. Ltd., Class A	154,600	4,121,337
Da An Gene Co. Ltd. of Sun Yat-Sen University, Class A	79,840	495,936
Hualan Biological Engineering Inc., Class A	171,248	1,593,627
Jinyu Bio-Technology Co. Ltd., Class A	104,800	438,441
Shanghai RAAS Blood Products Co. Ltd., Class A	425,600	630,112
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	55,598	1,791,790
Walvax Biotechnology Co. Ltd., Class A	149,298	1,730,228

		12,618,388

Building Products — 0.2%
Beijing New Building Materials PLC, Class A	159,600	704,987
Zhejiang Weixing New Building Materials Co. Ltd., Class A	149,296	292,077

		997,064

Capital Markets — 7.5%
Caitong Securities Co. Ltd., Class A	319,247	765,946
Changjiang Securities Co. Ltd., Class A	505,400	625,842
China Galaxy Securities Co. Ltd., Class A	399,000	747,419
China Great Wall Securities Co. Ltd., Class A	186,200	384,022
China Merchants Securities Co. Ltd., Class A	691,647	2,134,245
CITIC Securities Co. Ltd., Class A	931,000	3,997,672
CSC Financial Co. Ltd., Class A	266,039	1,854,237
Dongxing Securities Co. Ltd., Class A	254,839	502,209
East Money Information Co. Ltd., Class A	744,800	2,846,941
Everbright Securities Co. Ltd., Class A	372,400	1,281,497
First Capital Securities Co. Ltd., Class A	372,400	579,102
Founder Securities Co. Ltd., Class A	744,800	915,889
GF Securities Co. Ltd., Class A	558,600	1,248,939
Guosen Securities Co. Ltd., Class A	372,400	704,530
Guotai Junan Securities Co. Ltd., Class A	718,245	1,902,349
Guoyuan Securities Co. Ltd., Class A	318,773	475,607
Haitong Securities Co. Ltd., Class A(a)	771,400	1,558,886
Hithink RoyalFlush Information Network Co. Ltd., Class A	53,200	1,091,030
Huaan Securities Co. Ltd., Class A	334,000	387,267

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2020	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Huatai Securities Co. Ltd., Class A	691,600	$2,060,749
Huaxi Securities Co. Ltd., Class A	254,800	465,613
Industrial Securities Co. Ltd., Class A	624,460	733,001
Nanjing Securities Co. Ltd., Class A	319,262	717,021
Northeast Securities Co. Ltd., Class A	212,800	342,200
Orient Securities Co. Ltd., Class A	558,623	937,544
Pacific Securities Co. Ltd. (The), Class A(a)	624,497	387,556
SDIC Capital Co. Ltd., Class A	319,204	677,547
Sealand Securities Co. Ltd., Class A	505,400	407,811
Shanxi Securities Co. Ltd., Class A	345,800	409,870
Shenwan Hongyuan Group Co. Ltd., Class A(a)	2,074,800	1,733,646
Sinolink Securities Co. Ltd., Class A	281,288	581,746
SooChow Securities Co. Ltd., Class A	337,760	552,828
Southwest Securities Co. Ltd., Class A	545,200	457,117
Tianfeng Securities Co. Ltd., Class A	611,800	629,578
Western Securities Co. Ltd., Class A	319,220	453,855
Zheshang Securities Co. Ltd., Class A	266,000	629,807

		36,181,118

Chemicals — 2.5%
Hengli Petrochemical Co. Ltd., Class A	532,015	1,240,587
Hengyi Petrochemical Co. Ltd., Class A	332,338	483,461
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	771,400	825,878
Jiangsu Yangnong Chemical Co. Ltd., Class A	26,600	365,608
Lomon Billions Group Co. Ltd., Class A	159,600	539,377
Rongsheng Petro Chemical Co. Ltd., Class A	478,800	1,146,005
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	149,200	494,607
Shandong Sinocera Functional Material Co. Ltd., Class A	96,400	495,730
Shanghai Putailai New Energy Technology Co. Ltd., Class A	36,900	562,656
Sinopec Shanghai Petrochemical Co. Ltd., Class A	571,631	294,121
Tianqi Lithium Corp., Class A(a)	133,000	482,267
Tongkun Group Co. Ltd., Class A	175,697	363,620
Transfar Zhilian Co. Ltd., Class A	307,690	253,128
Wanhua Chemical Group Co. Ltd., Class A	292,600	2,834,474
Weihai Guangwei Composites Co. Ltd., Class A	53,295	592,358
Zhejiang Juhua Co. Ltd., Class A	254,800	271,699
Zhejiang Longsheng Group Co. Ltd., Class A	307,600	651,593

		11,897,169

Commercial Services & Supplies — 0.2%
Beijing Originwater Technology Co. Ltd., Class A	292,600	359,813
Shanghai M&G Stationery Inc., Class A	79,800	747,648

		1,107,461

Communications Equipment — 1.3%
Addsino Co. Ltd., Class A	159,600	405,104
Fiberhome Telecommunication Technologies Co. Ltd., Class A	106,499	433,338
Fujian Star-Net Communication Co. Ltd., Class A	53,200	250,703
Guangzhou Haige Communications Group Inc. Co., Class A	239,400	494,086
Hengtong Optic-Electric Co. Ltd., Class A	175,600	416,019
Hubei Kaile Science & Technology Co. Ltd., Class A	79,800	162,980
Shenzhen Sunway Communication Co. Ltd., Class A	79,800	632,590
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	79,800	506,095
Yealink Network Technology Corp. Ltd., Class A	79,947	721,067
Zhongji Innolight Co. Ltd., Class A	53,288	451,217
ZTE Corp., Class A(a)	345,800	1,941,307

		6,414,506

Security	Shares	Value

Construction & Engineering — 2.0%
China Communications Construction Co. Ltd., Class A	478,800	$542,122
China Gezhouba Group Co. Ltd., Class A	439,613	420,254
China National Chemical Engineering Co. Ltd., Class A	478,810	395,277
China Railway Construction Corp. Ltd., Class A	1,064,075	1,340,531
China Railway Group Ltd., Class A	1,968,400	1,571,391
China State Construction Engineering Corp. Ltd., Class A	3,857,000	2,780,567
Metallurgical Corp. of China Ltd., Class A	1,675,800	672,506
Power Construction Corp. of China Ltd., Class A	1,622,600	979,060
Shanghai Construction Group Co. Ltd., Class A	824,600	368,734
Shanghai Tunnel Engineering Co. Ltd., Class A	281,200	242,620
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	254,800	327,573

		9,640,635

Construction Materials — 1.3%
Anhui Conch Cement Co. Ltd., Class A	372,400	3,278,198
BBMG Corp., Class A	782,800	362,384
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	133,058	1,045,432
China Jushi Co. Ltd., Class A	319,200	633,162
Huaxin Cement Co. Ltd., Class A	132,519	520,219
Tangshan Jidong Cement Co. Ltd., Class A	122,897	337,483

		6,176,878

Containers & Packaging — 0.2%
Yunnan Energy New Material Co. Ltd., Class A	79,800	913,372

Distributors — 0.2%
Liaoning Cheng Da Co. Ltd., Class A	149,200	597,676
Wuchan Zhongda Group Co. Ltd., Class A	492,499	323,286

		920,962

Diversified Consumer Services — 0.1%
Offcn Education Technology Co. Ltd., Class A	159,600	731,064

Diversified Financial Services — 0.1%
Avic Capital Co. Ltd., Class A	824,601	560,193

Electrical Equipment — 3.0%
Contemporary Amperex Technology Co. Ltd., Class A	200,700	6,103,052
Dongfang Electric Corp. Ltd., Class A	254,800	378,333
Eve Energy Co. Ltd., Class A	186,276	1,607,197
Fangda Carbon New Material Co. Ltd., Class A(a)	358,328	351,279
Guoxuan High-Tech Co. Ltd., Class A(a)	106,400	385,204
Hongfa Technology Co. Ltd., Class A	70,000	422,373
Jiangsu Zhongtian Technology Co. Ltd., Class A	281,200	470,329
Nanyang Topsec Technologies Group Inc., Class A(a)	106,400	358,365
NARI Technology Co. Ltd., Class A	425,610	1,296,243
Shanghai Electric Group Co. Ltd., Class A	756,350	596,213
Sunwoda Electronic Co. Ltd., Class A	149,299	510,556
TBEA Co. Ltd., Class A	334,000	417,904
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	319,251	594,828
Zhejiang Chint Electrics Co. Ltd., Class A	202,000	917,754

		14,409,630

Electronic Equipment, Instruments & Components — 6.7%
Accelink Technologies Co. Ltd., Class A	70,000	324,053
AVIC Jonhon Optronic Technology Co. Ltd., Class A	106,400	664,118
BOE Technology Group Co. Ltd., Class A	3,138,803	2,100,858
Chaozhou Three-Circle Group Co. Ltd., Class A	159,600	654,664
Foxconn Industrial Internet Co. Ltd., Class A	558,600	1,168,078
GoerTek Inc., Class A	307,604	1,882,502
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	53,267	793,289

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	877,852	$4,653,946
Holitech Technology Co. Ltd., Class A	292,600	220,585
Huagong Tech Co. Ltd., Class A	79,800	267,401
Lens Technology Co. Ltd., Class A	266,000	1,252,370
Leyard Optoelectronic Co. Ltd., Class A	228,400	235,692
Lingyi iTech Guangdong Co., Class A(a)	532,000	904,299
Luxshare Precision Industry Co. Ltd., Class A	655,099	5,501,057
NAURA Technology Group Co. Ltd., Class A	42,600	1,272,948
OFILM Group Co. Ltd., Class A	254,800	710,288
Shengyi Technology Co. Ltd., Class A	212,800	877,460
Shennan Circuits Co. Ltd., Class A	40,767	900,616
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	149,200	627,614
Tianma Microelectronics Co. Ltd., Class A	202,000	486,670
Tunghsu Optoelectronic Technology Co. Ltd., Class A(a)	558,600	224,169
Unisplendour Corp. Ltd., Class A(a)	186,268	1,169,306
Universal Scientific Industrial Shanghai Co. Ltd., Class A	133,000	461,490
Westone Information Industry Inc., Class A	79,800	250,360
Wingtech Technology Co. Ltd., Class A	82,400	1,795,682
Wuhan Guide Infrared Co. Ltd., Class A	159,653	892,624
Wuhu Token Science Co. Ltd., Class A	212,800	372,089
WUS Printed Circuit Kunshan Co. Ltd., Class A	159,600	550,357
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	79,800	503,579
Zhejiang Dahua Technology Co. Ltd., Class A	281,200	858,038

		32,576,202

Energy Equipment & Services — 0.1%
Offshore Oil Engineering Co. Ltd., Class A	413,268	284,900
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	96,400	433,004

		717,904

Entertainment — 1.6%
Beijing Enlight Media Co. Ltd., Class A	281,200	536,022
Beijing Kunlun Tech Co. Ltd., Class A	106,400	411,128
China Film Co. Ltd., Class A	149,200	310,706
G-Bits Network Technology Xiamen Co. Ltd., Class A	5,500	488,731
Giant Network Group Co. Ltd., Class A	159,612	482,685
Mango Excellent Media Co. Ltd., Class A(a)	159,680	1,558,066
Perfect World Co. Ltd., Class A	186,202	1,024,248
Wanda Film Holding Co. Ltd., Class A(a)	202,098	502,548
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	185,793	1,214,255
Youzu Interactive Co. Ltd., Class A(a)	79,800	254,019
Zhejiang Century Huatong Group Co. Ltd., Class A	478,878	830,474

		7,612,882

Food & Staples Retailing — 0.4%
Laobaixing Pharmacy Chain JSC, Class A	26,600	396,489
Yifeng Pharmacy Chain Co. Ltd., Class A	53,298	659,460
Yonghui Superstores Co. Ltd., Class A	877,875	1,131,118

		2,187,067

Food Products — 5.7%
Angel Yeast Co. Ltd., Class A	79,896	754,616
Beijing Dabeinong Technology Group Co. Ltd., Class A	399,000	617,607
Chacha Food Co. Ltd., Class A	53,200	441,475
Chongqing Fuling Zhacai Group Co. Ltd., Class A	79,800	450,624
Foshan Haitian Flavouring & Food Co. Ltd., Class A	253,035	5,442,759
Fujian Sunner Development Co. Ltd., Class A	106,400	437,662
Guangdong Haid Group Co. Ltd., Class A	133,099	1,218,012
Heilongjiang Agriculture Co. Ltd., Class A	159,600	438,501
Henan Shuanghui Investment & Development Co. Ltd., Class A	266,000	2,082,709

Security	Shares	Value

Food Products (continued)
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	558,600	$2,932,605
Jiangxi Zhengbang Technology Co. Ltd., Class A	239,400	740,099
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	79,800	803,576
Juewei Food Co. Ltd., Class A	53,200	653,444
Muyuan Foodstuff Co. Ltd., Class A	359,540	4,713,995
New Hope Liuhe Co. Ltd., Class A	399,000	1,859,684
Toly Bread Co. Ltd., Class A	53,299	460,401
Tongwei Co. Ltd., Class A	360,493	1,410,507
Wens Foodstuffs Group Co. Ltd., Class A	585,258	1,992,171
Yuan Longping High-Tech Agriculture Co. Ltd., Class A(a)	133,000	339,303

		27,789,750

Health Care Equipment & Supplies — 1.7%
Autobio Diagnostics Co. Ltd., Class A	26,600	620,352
Guangzhou Wondfo Biotech Co. Ltd., Class A	26,600	372,280
Jafron Biomedical Co. Ltd., Class A	79,850	840,014
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	106,400	560,879
Lepu Medical Technology Beijing Co. Ltd., Class A	159,600	980,852
Ovctek China Inc., Class A	53,200	498,584
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	91,434	4,547,162

		8,420,123

Health Care Providers & Services — 1.4%
Aier Eye Hospital Group Co. Ltd., Class A	379,348	2,462,928
China National Accord Medicines Corp. Ltd., Class A	26,698	190,365
China National Medicines Corp. Ltd., Class A	70,000	441,134
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	53,297	736,522
Huadong Medicine Co. Ltd., Class A	159,625	636,006
Jointown Pharmaceutical Group Co. Ltd., Class A	175,600	471,136
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	372,440	821,506
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	175,609	515,960
Topchoice Medical Corp., Class A(a)	26,600	672,696

		6,948,253

Health Care Technology — 0.1%
Winning Health Technology Group Co. Ltd., Class A	212,888	704,211

Hotels, Restaurants & Leisure — 0.4%
BTG Hotels Group Co. Ltd., Class A	96,400	244,134
Shanghai Jinjiang International Hotels Co. Ltd., Class A	79,800	451,311
Shenzhen Overseas Chinese Town Co. Ltd., Class A	744,856	765,433
Songcheng Performance Development Co. Ltd., Class A	266,072	711,966

		2,172,844

Household Durables — 1.7%
Gree Electric Appliances Inc. of Zhuhai, Class A	266,010	2,169,713
Haier Smart Home Co. Ltd., Class A(b)	585,200	1,509,707
Hangzhou Robam Appliances Co. Ltd., Class A	96,400	529,580
Joyoung Co. Ltd., Class A	79,800	446,965
NavInfo Co. Ltd., Class A	186,200	497,174
Oppein Home Group Inc., Class A	38,683	496,701
Suofeiya Home Collection Co. Ltd., Class A	79,800	262,597
TCL Technology Group Corp., Class A	1,250,200	1,121,681
Xiamen Intretech Inc., Class A	49,486	422,712
Zhejiang Supor Co. Ltd., Class A	53,298	647,849

		8,104,679

Household Products — 0.1%
C&S Paper Co. Ltd., Class A	106,400	372,242

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2020	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 2.1%
China National Nuclear Power Co. Ltd., Class A	1,197,008	$744,565
China Yangtze Power Co. Ltd., Class A	2,021,688	5,322,786
GD Power Development Co. Ltd., Class A	1,808,800	528,855
Huadian Power International Corp. Ltd., Class A	650,800	338,587
Huaneng Power International Inc., Class A	638,400	429,123
Hubei Energy Group Co. Ltd., Class A	425,600	229,963
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A	508,700	184,458
SDIC Power Holdings Co. Ltd., Class A	638,400	788,707
Shanghai Electric Power Co. Ltd., Class A	228,305	256,862
Shenergy Co. Ltd., Class A	466,031	380,720
Shenzhen Energy Group Co. Ltd., Class A	368,518	299,473
Sichuan Chuantou Energy Co. Ltd., Class A	413,200	565,561

		10,069,660

Insurance — 3.6%
China Life Insurance Co. Ltd., Class A	266,000	1,391,141
China Pacific Insurance Group Co. Ltd., Class A	585,200	2,475,080
Hubei Biocause Pharmaceutical Co. Ltd., Class A	558,600	459,546
New China Life Insurance Co. Ltd., Class A	186,200	1,410,661
People’s Insurance Co. Group of China Ltd. (The), Class A	532,000	544,409
Ping An Insurance Group Co. of China Ltd., Class A	1,010,823	10,995,946

		17,276,783

IT Services — 0.5%
Beijing Sinnet Technology Co. Ltd., Class A	149,299	558,701
China TransInfo Technology Co. Ltd., Class A	133,000	447,003
DHC Software Co. Ltd., Class A	292,600	510,784
Wangsu Science & Technology Co. Ltd., Class A	228,493	293,425
Wonders Information Co. Ltd., Class A(a)	102,695	394,751

		2,204,664

Life Sciences Tools & Services — 0.9%
Hangzhou Tigermed Consulting Co. Ltd., Class A	79,318	1,224,343
WuXi AppTec Co. Ltd., Class A	186,240	3,016,249

		4,240,592

Machinery — 2.9%
China Shipbuilding Industry Co. Ltd., Class A(a)	2,101,400	1,442,647
CRRC Corp. Ltd., Class A	2,234,400	1,870,206
Hefei Meiya Optoelectronic Technology Inc., Class A	69,887	599,983
Inner Mongolia First Machinery Group Co. Ltd., Class A	159,600	248,644
Jiangsu Hengli Hydraulic Co. Ltd., Class A	133,024	1,161,082
Sany Heavy Industry Co. Ltd., Class A	771,400	2,333,907
Shenzhen Inovance Technology Co. Ltd., Class A	159,641	1,149,960
Siasun Robot & Automation Co. Ltd., Class A(a)	149,200	334,442
Weichai Power Co. Ltd., Class A	558,600	1,296,175
XCMG Construction Machinery Co. Ltd., Class A	744,800	677,843
Zhejiang Dingli Machinery Co. Ltd., Class A	53,298	677,335
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	332,331	1,129,799
Zhengzhou Yutong Bus Co. Ltd., Class A	202,000	394,316
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	550,200	651,353

		13,967,692

Marine — 0.1%
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	1,037,400	643,798

Media — 0.6%
China South Publishing & Media Group Co. Ltd., Class A	175,682	268,663
Chinese Universe Publishing and Media Group Co. Ltd., Class A	122,846	223,076
Focus Media Information Technology Co. Ltd., Class A	1,356,660	1,178,309
Leo Group Co. Ltd., Class A	638,400	325,731

Security	Shares	Value

Media (continued)
NanJi E-Commerce Co. Ltd., Class A	228,400	$641,278
Oriental Pearl Group Co. Ltd., Class A	319,299	464,035

		3,101,092

Metals & Mining — 3.0%
Aluminum Corp. of China Ltd., Class A(a)	1,258,000	593,188
Angang Steel Co. Ltd., Class A	545,162	210,181
Baoshan Iron & Steel Co. Ltd., Class A	1,729,070	1,219,252
China Molybdenum Co. Ltd., Class A	1,649,200	1,040,020
China Northern Rare Earth Group High-Tech Co. Ltd., Class A(a)	334,000	594,065
Ganfeng Lithium Co. Ltd., Class A	105,950	849,756
GEM Co. Ltd., Class A	452,296	346,811
Guangdong HEC Technology Holding Co. Ltd., Class A(a)	260,200	269,626
Guangdong Hongda Blasting Co. Ltd., Class A	53,200	426,988
Hesteel Co. Ltd., Class A(a)	1,010,800	325,959
Hunan Valin Steel Co. Ltd., Class A	611,340	392,533
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	4,256,000	713,679
Jiangsu Shagang Co. Ltd., Class A	212,800	329,696
Jiangxi Copper Co. Ltd., Class A	202,000	468,720
Jinduicheng Molybdenum Co. Ltd., Class A	254,898	242,943
Maanshan Iron & Steel Co. Ltd., Class A	598,000	231,409
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	809,200	255,149
Sansteel Minguang Co. Ltd. Fujian, Class A	228,400	233,073
Shandong Gold Mining Co. Ltd., Class A	239,420	1,475,861
Shandong Nanshan Aluminum Co. Ltd., Class A	1,090,600	370,450
Shanxi Taigang Stainless Steel Co. Ltd., Class A	532,000	270,680
Tongling Nonferrous Metals Group Co. Ltd., Class A	1,046,800	342,069
Xiamen Tungsten Co. Ltd., Class A	122,898	264,212
Yintai Gold Co. Ltd., Class A	186,200	501,711
Zhejiang Huayou Cobalt Co. Ltd., Class A	106,400	652,071
Zhongjin Gold Corp. Ltd., Class A	345,800	562,023
Zijin Mining Group Co. Ltd., Class A	1,835,400	1,538,871

		14,720,996

Oil, Gas & Consumable Fuels — 1.4%
China Merchants Energy Shipping Co. Ltd., Class A	611,899	548,120
China Petroleum & Chemical Corp., Class A	2,394,043	1,372,485
China Shenhua Energy Co. Ltd., Class A	478,899	1,052,209
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	319,200	328,018
Guanghui Energy Co. Ltd., Class A(a)	650,800	274,227
PetroChina Co. Ltd., Class A	1,968,400	1,255,420
Shaanxi Coal Industry Co. Ltd., Class A	782,800	907,643
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	281,200	256,726
Shanxi Meijin Energy Co. Ltd., Class A(a)	386,800	365,886
Shanxi Xishan Coal & Electricity Power Co. Ltd., Class A	365,560	220,575
Yanzhou Coal Mining Co. Ltd., Class A	228,400	301,162

		6,882,471

Paper & Forest Products — 0.1%
Shandong Sun Paper Industry JSC Ltd., Class A	239,400	435,070

Personal Products — 0.3%
By-Health Co. Ltd., Class A	149,200	535,022
Proya Cosmetics Co. Ltd., Class A	14,800	397,742
Shanghai Jahwa United Co. Ltd., Class A	70,000	467,018

		1,399,782

Pharmaceuticals — 5.4%
Apeloa Pharmaceutical Co. Ltd., Class A	106,400	362,940

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Asymchem Laboratories Tianjin Co. Ltd., Class A	17,200	$538,266
Beijing Tongrentang Co. Ltd., Class A	133,099	515,819
Betta Pharmaceuticals Co. Ltd., Class A	43,512	861,790
Changchun High & New Technology Industry Group Inc., Class A	35,440	2,524,444
Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A	70,000	479,258
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	96,400	418,635
Dong-E-E-Jiao Co. Ltd., Class A	53,200	310,481
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	133,000	708,342
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	79,800	289,589
Jiangsu Hengrui Medicine Co. Ltd., Class A	483,452	6,539,568
Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	156,660	390,008
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	186,200	530,265
Livzon Pharmaceutical Group Inc., Class A	53,200	415,245
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	79,820	540,199
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	106,423	437,147
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	186,263	1,661,277
Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A	96,400	339,329
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	106,400	530,685
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	106,400	485,546
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	133,000	428,322
Tianjin Chase Sun Pharmaceutical Co. Ltd., Class A	292,600	232,327
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	212,800	418,143
Yifan Pharmaceutical Co. Ltd., Class A	122,800	520,082
Yunnan Baiyao Group Co. Ltd., Class A	112,400	1,765,279
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	53,299	1,559,878
Zhejiang Conba Pharmaceutical Co. Ltd., Class A(a)	292,600	252,037
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	137,404	758,186
Zhejiang NHU Co. Ltd., Class A	202,098	852,738
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	53,200	514,291

		26,180,116

Professional Services — 0.1%
Centre Testing International Group Co. Ltd., Class A	106,400	357,145

Real Estate Management & Development — 3.4%
Beijing Capital Development Co. Ltd., Class A	228,400	220,961
China Enterprise Co. Ltd., Class A	358,095	218,637
China Fortune Land Development Co. Ltd., Class A	345,800	859,885
China Merchants Property Operation & Service Co. Ltd., Class A	106,400	515,435
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	611,852	1,496,033
China Vanke Co. Ltd., Class A	904,400	3,479,035
Financial Street Holdings Co. Ltd., Class A	281,266	278,152
Gemdale Corp., Class A	425,180	852,523
Grandjoy Holdings Group Co. Ltd., Class A	292,699	229,889
Greenland Holdings Corp. Ltd., Class A	707,400	828,329
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	333,000	451,016
Jinke Properties Group Co. Ltd., Class A	505,400	630,188
Oceanwide Holdings Co. Ltd., Class A	372,490	224,757
Poly Developments and Holdings Group Co. Ltd., Class A	1,090,600	2,438,405
RiseSun Real Estate Development Co. Ltd., Class A	413,237	486,840
Seazen Holdings Co. Ltd., Class A	209,872	1,023,604
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	149,200	430,456

Security	Shares	Value

Real Estate Management & Development (continued)
Sichuan Languang Development Co. Ltd., Class A	281,200	$215,618
Xinhu Zhongbao Co. Ltd., Class A	771,400	377,007
Yango Group Co. Ltd., Class A	372,400	369,878
Youngor Group Co. Ltd., Class A	478,894	457,805
Zhongtian Financial Group Co. Ltd., Class A(a)	608,092	312,881

		16,397,334

Road & Rail — 0.3%
Daqin Railway Co. Ltd., Class A	1,383,248	1,286,650

Semiconductors & Semiconductor Equipment — 2.9%
GCL System Integration Technology Co. Ltd., Class A(a)	505,400	222,377
Gigadevice Semiconductor Beijing Inc., Class A	38,698	1,283,971
Hangzhou Silan Microelectronics Co. Ltd., Class A	133,000	384,289
LONGi Green Energy Technology Co. Ltd., Class A	345,824	2,815,264
Sanan Optoelectronics Co. Ltd., Class A	425,696	1,643,663
SG Micro Corp., Class A	12,900	671,138
Shenzhen Goodix Technology Co. Ltd., Class A	40,600	1,211,206
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	266,099	927,900
Tianshui Huatian Technology Co. Ltd., Class A	266,000	630,188
TongFu Microelectronics Co. Ltd., Class A(a)	106,400	409,756
Unigroup Guoxin Microelectronics Co. Ltd., Class A	53,200	967,127
Visionox Technology Inc., Class A(a)	133,098	311,320
Will Semiconductor Ltd., Class A	53,200	1,567,960
Wuxi Taiji Industry Co. Ltd., Class A	239,400	395,612
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	130,801	465,483

		13,907,254

Software — 2.5%
360 Security Technology Inc., Class A	212,800	592,293
Aisino Corp., Class A	175,600	440,180
Beijing E-Hualu Information Technology Co. Ltd., Class A	53,200	382,002
Beijing Shiji Information Technology Co. Ltd., Class A	79,872	420,695
Beijing Thunisoft Corp. Ltd., Class A	79,800	303,657
China National Software & Service Co. Ltd., Class A	53,200	723,134
Glodon Co. Ltd., Class A	106,499	1,168,135
Hundsun Technologies Inc., Class A	100,359	1,575,452
Iflytek Co. Ltd., Class A	212,850	1,117,140
Newland Digital Technology Co. Ltd., Class A	106,400	263,512
Sangfor Technologies Inc., Class A	28,200	864,400
Shanghai 2345 Network Holding Group Co. Ltd., Class A	545,238	241,468
Shanghai Baosight Software Co. Ltd., Class A	79,800	814,898
Shenzhen Kingdom Sci-Tech Co. Ltd., Class A	79,800	222,796
Thunder Software Technology Co. Ltd., Class A	26,600	369,802
Venustech Group Inc., Class A	79,899	452,100
Yonyou Network Technology Co. Ltd., Class A	292,649	1,972,175

		11,923,839

Specialty Retail — 1.7%
China Tourism Group Duty Free Corp. Ltd., Class A	186,240	6,486,269
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	307,600	452,764
Suning.com Co. Ltd., Class A	851,200	1,257,784

		8,196,817

Technology Hardware, Storage & Peripherals — 0.8%
China Greatwall Technology Group Co. Ltd., Class A	281,200	737,534
Dawning Information Industry Co. Ltd., Class A	133,018	846,084
GRG Banking Equipment Co. Ltd., Class A	212,800	439,187
Inspur Electronic Information Industry Co. Ltd., Class A	134,760	733,167
Ninestar Corp., Class A	104,810	572,626
Shenzhen Kaifa Technology Co. Ltd., Class A	133,000	481,696

		3,810,294

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2020	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.1%
Zhejiang Semir Garment Co. Ltd., Class A	239,400	$254,935

Trading Companies & Distributors — 0.3%
Bohai Leasing Co. Ltd., Class A(a)	585,200	257,489
China Meheco Co. Ltd., Class A	106,498	248,186
COSCO SHIPPING Development Co. Ltd., Class A	718,200	211,016
Guocheng Mining Co. Ltd., Class A(a)	106,400	364,160
Xiamen C & D Inc., Class A	254,800	342,545

		1,423,396

Transportation Infrastructure — 0.5%
Guangzhou Baiyun International Airport Co. Ltd., Class A	186,298	379,151
Ningbo Zhoushan Port Co. Ltd., Class A	835,600	499,402
Shanghai International Airport Co. Ltd., Class A	96,422	938,757
Shanghai International Port Group Co. Ltd., Class A	809,200	523,056
Shenzhen Airport Co. Ltd., Class A	175,600	251,172

		2,591,538

Water Utilities — 0.1%
Chengdu Xingrong Environment Co. Ltd., Class A	266,899	195,089

Security	Shares	Value

Water Utilities (continued)
Luenmei Quantum Co. Ltd., Class A	133,000	$278,114

		473,203

Wireless Telecommunication Services — 0.4%
China United Network Communications Ltd., Class A	2,367,400	1,723,658

Total Common Stocks — 99.9% (Cost: $372,254,780)		483,503,436

Total Investments in Securities — 99.9% (Cost: $372,254,780)		483,503,436

Other Assets, Less Liabilities — 0.1%		501,625

Net Assets — 100.0%		$484,005,061

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$481,993,729	$—	$1,509,707	$483,503,436

See notes to financial statements.

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2020

	iShares China Large-Cap ETF	iShares MSCI China A ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,370,198,546	$483,503,436
Affiliated(c)	122,573,752	—
Cash	764	446,366
Foreign currency, at value(d)	26,328,864	96,173
Foreign currency collateral pledged:
Futures contracts(e)	6,029,651	—
Restricted foreign currency at value(f)	—	16,575	(g)
Receivables:
Securities lending income — Affiliated	50,681	—
Dividends	26,153,260	32,903

Total assets	3,551,335,518	484,095,453

LIABILITIES
Collateral on securities loaned, at value	118,722,918	—
Payables:
Variation margin on futures contracts	788,363	—
Investment advisory fees	2,114,175	90,392

Total liabilities	121,625,456	90,392

NET ASSETS	$3,429,710,062	$484,005,061

NET ASSETS CONSIST OF:
Paid-in capital	$5,729,618,199	$382,842,088
Accumulated earnings (loss)	(2,299,908,137)	101,162,973

NET ASSETS	$3,429,710,062	$484,005,061

Shares outstanding	82,500,000	13,300,000

Net asset value	$41.57	$36.39

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$111,803,528	$—
(b) Investments, at cost — Unaffiliated	$3,646,468,658	$372,254,780
(c) Investments, at cost — Affiliated	$122,505,899	$—
(d) Foreign currency, at cost	$26,329,032	$96,173
(e) Foreign currency collateral pledged, at cost	$6,029,573	$—
(f) Restricted foreign currency, at cost	$—	$16,575
(g) Represents foreign investor minimum settlement reserve funds required by the China Securities Depository and Clearing Corporation Limited

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Operations

Year Ended July 31, 2020

	iShares China Large-Cap ETF	iShares MSCI China A ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$130,562,615	$6,752,829
Dividends — Affiliated	32,604	—
Interest — Unaffiliated	376	580
Securities lending income — Affiliated — net	1,457,479	—
Foreign taxes withheld	(10,985,226)	(678,462)

Total investment income	121,067,848	6,074,947

EXPENSES
Investment advisory fees	30,680,034	1,718,970
Miscellaneous	264	264

Total expenses	30,680,298	1,719,234
Less:
Investment advisory fees waived	—	(1,061,318)

Total expenses after fees waived	30,680,298	657,916

Net investment income	90,387,550	5,417,031

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(130,541,433)	(8,568,922)
Investments — Affiliated	117,783	—
In-kind redemptions — Unaffiliated	267,811,380	—
Futures contracts	(803,497)	—
Foreign currency transactions	(83,610)	2,344

Net realized gain (loss)	136,500,623	(8,566,578)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(249,317,984)	95,865,163
Investments — Affiliated	20,279	—
Futures contracts	635,122	—
Foreign currency translations	106,217	(4,825)

Net change in unrealized appreciation (depreciation)	(248,556,366)	95,860,338

Net realized and unrealized gain (loss)	(112,055,743)	87,293,760

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,668,193)	$92,710,791

See notes to financial statements.

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares		iShares
	China Large-Cap ETF		MSCI China A ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$90,387,550	$140,866,254	$5,417,031	$2,575,292
Net realized gain (loss)	136,500,623	(23,979,508)	(8,566,578)	(5,077,648)
Net change in unrealized appreciation (depreciation)	(248,556,366)	(99,418,256)	95,860,338	16,757,164

Net increase (decrease) in net assets resulting from operations	(21,668,193)	17,468,490	92,710,791	14,254,808

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(109,484,134)	(116,078,962)	(3,307,597)	(2,535,985)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,478,548,428)	1,041,951,100	252,612,876	116,741,379

NET ASSETS
Total increase (decrease) in net assets	(1,609,700,755)	943,340,628	342,016,070	128,460,202
Beginning of year	5,039,410,817	4,096,070,189	141,988,991	13,528,789

End of year	$3,429,710,062	$5,039,410,817	$484,005,061	$141,988,991

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Financial Highlights

(For a share outstanding throughout each period)

	iShares China Large-Cap ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$41.63	$43.14	$42.57	$35.11	$40.66

Net investment income(a)	0.89	1.07	1.27	0.86	0.65
Net realized and unrealized gain (loss)(b)	0.17	(1.73)	0.80	7.47	(5.18)

Net increase (decrease) from investment operations	1.06	(0.66)	2.07	8.33	(4.53)

Distributions(c)
From net investment income	(1.12)	(0.85)	(1.50)	(0.87)	(1.02)

Total distributions	(1.12)	(0.85)	(1.50)	(0.87)	(1.02)

Net asset value, end of year	$41.57	$41.63	$43.14	$42.57	$35.11

Total Return
Based on net asset value	2.59%	(1.44)%	4.73%	24.23%	(11.13)%

Ratios to Average Net Assets
Total expenses	0.74%	0.74%	0.74%	0.74%	0.74%

Net investment income	2.18%	2.55%	2.75%	2.26%	1.87%

Supplemental Data
Net assets, end of year (000)	$3,429,710	$5,039,411	$4,096,070	$3,346,303	$3,586,773

Portfolio turnover rate(d)	18%	14%	18%	15%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI China A ETF
	Year Ended 07/31/20		Year Ended 07/31/19		Year Ended 07/31/18		Year Ended 07/31/17	Period From 06/13/16 to 07/31/16	(a)

Net asset value, beginning of period	$28.68		$27.06		$29.19		$25.68	$24.13

Net investment income(b)	0.59		0.84		0.56		0.30	0.28
Net realized and unrealized gain (loss)(c)	7.47		1.67		(2.38)		3.66	1.27

Net increase (decrease) from investment operations	8.06		2.51		(1.82)		3.96	1.55

Distributions(d)
From net investment income	(0.35)		(0.19)		(0.31)		(0.45)	—
From net realized gain	—		(0.70)		—		—	—

Total distributions	(0.35)		(0.89)		(0.31)		(0.45)	—

Net asset value, end of period	$36.39		$28.68		$27.06		$29.19	$25.68

Total Return
Based on net asset value	28.40%		9.97%		(6.33	)%(e)	15.65%	6.47	%(f)(g)

Ratios to Average Net Assets
Total expenses	0.63%		0.65%		0.65%		0.65%	0.65	%(h)

Total expenses after fees waived	0.24%		0.24%		0.55%		0.65%	0.65	%(h)

Net investment income	1.98%		3.10%		1.81%		1.13%	8.42	%(h)

Supplemental Data
Net assets, end of period (000)	$484,005		$141,989		$13,529		$10,217	$8,989

Portfolio turnover rate(i)	31	%(j)	44	%(j)	154%		13%	1	%(f)

(a) Commencement of operations.
(b) Based on average shares outstanding.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -6.54%.
(f) Not annualized.

(g) The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 6.42%.

(h) Annualized.
(i) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(j) Portfolio turnover rate excluding cash creations was as follows:	28%		22%		—		—	—

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
China Large-Cap	Non-diversified
MSCI China A	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

China Large-Cap
BofA Securities, Inc.	$58,654,481	$58,654,481		$—	$—
Citigroup Global Markets Inc.	2,326,516	2,326,516		—	—
Goldman Sachs & Co.	3,135,784	3,135,784		—	—
HSBC Bank PLC	65,585	65,585		—	—
JPMorgan Securities LLC	7,065,901	7,065,901		—	—
Morgan Stanley & Co. LLC	36,037,958	36,037,958		—	—
Nomura Securities International Inc.	4,517,303	4,517,303		—	—

	$111,803,528	$111,803,528		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares China Large-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Average Daily Net Assets	Investment Advisory Fee
First $6 billion	0.74%
Over $6 billion, up to and including $9 billion	0.67
Over $9 billion, up to and including $12 billion	0.60
Over $12 billion	0.54

For its investment advisory services to the iShares MSCI China A ETF, BFA is entitled to an annual investment advisory fee of 0.60%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Prior to March 27, 2020, for its investment advisory services to the iShares MSCI China A ETF, BFA was entitled to an annual investment advisory fee of 0.65%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: For the year ended July 31, 2020, BFA voluntarily waived its investment advisory fee for the iShares MSCI China A ETF in the amount of $1,061,318.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended July 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
China Large-Cap	$366,727

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
China Large-Cap	$11,031,450	$37,492,310	$(6,227,693)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

iShares ETF	Purchases	Sales
China Large-Cap	$1,280,828,670	$738,888,851
MSCI China A	340,796,701	86,264,606

For the year ended July 31, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
China Large-Cap	$—	$2,047,063,888

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
China Large-Cap	$203,672,652	$(203,672,652)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19
China Large-Cap
Ordinary income	$109,484,134	$116,078,962

MSCI China A
Ordinary income	$3,307,597	$ 812,083
Long-term capital gains	—	1,723,902

	$3,307,597	$ 2,535,985

As of July 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
China Large-Cap	$54,917,151	$(2,003,214,295)	$(351,610,993)		$(2,299,908,137)
MSCI China A	4,447,904	(5,057,935)	101,773,004		101,162,973

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Large-Cap	$3,843,850,175	$481,888,874	$(833,500,613)	$(351,611,739)
MSCI China A	381,730,638	111,141,026	(9,368,228)	101,772,798

9.	LINE OF CREDIT

The iShares MSCI China A ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Fund. The Fund may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The Fund did not borrow under the credit agreement during the year ended July 31, 2020.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The iShares MSCI China A ETF invests in A-shares (i.e., equity securities of companies based in the People’s Republic of China (“China” or “PRC”) that trade on the Shanghai Stock Exchange and Shenzhen Stock Exchange) primarily through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). Investing in A-shares through Stock Connect is subject to trading, clearance and settlement procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to a daily quota, which limits the maximum net purchases under Stock Connect each day. The daily quota may restrict the Fund’s ability to invest in A-shares on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Additionally, the Fund may be subject to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. The A-shares market has a higher propensity for trading suspensions than many other global equity markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

China Large-Cap
Shares sold	14,400,000	$587,905,012	48,750,000	$1,996,333,663
Shares redeemed	(52,950,000)	(2,066,453,440)	(22,650,000)	(954,382,563)

Net increase (decrease)	(38,550,000)	$(1,478,548,428)	26,100,000	$1,041,951,100

MSCI China A
Shares sold	8,700,000	$262,711,214	5,100,000	$135,402,218
Shares redeemed	(350,000)	(10,098,338)	(650,000)	(18,660,839)

Net increase	8,350,000	$252,612,876	4,450,000	$116,741,379

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares China Large-Cap ETF and iShares MSCI China A ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares China Large-Cap ETF and iShares MSCI China A ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Dividend Income
China Large-Cap	$109,846,227
MSCI China A	6,729,718

For the fiscal year ended July 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
China Large-Cap	$130,562,617	$10,772,991
MSCI China A	6,752,829	676,465

IMPORTANT TAX INFORMATION	33

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares China Large-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate and that the Board would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Board Review and Approval of Investment Advisory Contract  (continued)

iShares MSCI China A ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Supplemental Information  (unaudited)

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares China Large-Cap ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	3	0.22%
Greater than 2.5% and Less than 3.0%	7	0.51
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	34	2.46
Greater than 1.0% and Less than 1.5%	73	5.28
Greater than 0.5% and Less than 1.0%	199	14.39
Greater than 0.0% and Less than 0.5%	351	25.38
At NAV	7	0.51
Less than 0.0% and Greater than –0.5%	339	24.52
Less than –0.5% and Greater than –1.0%	197	14.24
Less than –1.0% and Greater than –1.5%	84	6.07
Less than –1.5% and Greater than –2.0%	36	2.60
Less than –2.0% and Greater than –2.5%	14	1.01
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	1	0.07

	1,383	100.00%

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI China A ETF

Period Covered: June 15, 2016 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	3	0.29%
Greater than 3.5% and Less than 4.0%	1	0.10
Greater than 3.0% and Less than 3.5%	4	0.39
Greater than 2.5% and Less than 3.0%	7	0.69
Greater than 2.0% and Less than 2.5%	17	1.67
Greater than 1.5% and Less than 2.0%	57	5.60
Greater than 1.0% and Less than 1.5%	150	14.73
Greater than 0.5% and Less than 1.0%	344	33.78
Greater than 0.0% and Less than 0.5%	254	24.95
At NAV	1	0.10
Less than 0.0% and Greater than –0.5%	97	9.53
Less than –0.5% and Greater than –1.0%	36	3.54
Less than –1.0% and Greater than –1.5%	25	2.46
Less than –1.5% and Greater than –2.0%	6	0.59
Less than –2.0% and Greater than –2.5%	3	0.29
Less than –2.5% and Greater than –3.0%	4	0.39
Less than –3.0% and Greater than –3.5%	2	0.20
Less than –3.5% and Greater than –4.0%	1	0.10
Less than –4.0% and Greater than –4.5%	1	0.10
Less than –4.5% and Greater than –5.0%	1	0.10
Less than –5.0% and Greater than –5.5%	1	0.10
Less than –5.5% and Greater than –6.0%	2	0.20
Less than –6.0%	1	0.10

	1,018	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares China Large-Cap ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

SUPPLEMENTAL INFORMATION	39

Supplemental Information  (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019 was USD 383.79 thousand. This figure is comprised of fixed remuneration of USD 177.43 thousand and variable remuneration of USD 206.36 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 48.94 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 5.75 thousand.

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of July 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Principal Occupation(s)
Name (Age)	Position(s)	During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Principal Occupation(s)
Name (Age)	Position(s)	During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005) ; Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	43

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

JSC	Joint Stock Company

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-708-0720

JULY 31, 2020

2020 Annual Report

iShares Trust

•	iShares Core Aggressive Allocation ETF | AOA | NYSE Arca
•	iShares Core Conservative Allocation ETF | AOK | NYSE Arca
•	iShares Core Growth Allocation ETF | AOR | NYSE Arca
•	iShares Core Moderate Allocation ETF | AOM | NYSE Arca
•	iShares Morningstar Multi-Asset Income ETF | IYLD | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

BlackRock, Inc.

Rob Kapito

BlackRock, Inc.

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a positive return during the 12 months ended July 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.20% in U.S. dollar terms for the reporting period.

Global stocks posted steady gains for the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading afflicted countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors tried to project the length of the disruption and its ultimate economic impact. Beginning in late March 2020, massive stimulus from the world’s largest central banks and governments, as well as tentative success with slowing the virus’ transmission and optimism surrounding potential vaccines, led to a recovery in equity prices.

In the U.S., following the issuance of stay-at-home orders and other restrictions on public gatherings and nonessential work, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Unemployment increased dramatically as record jobless claims brought the unemployment rate up to 14.7% in April 2020, the highest rate since the Great Depression.

In response to the pandemic, the federal government enacted several rounds of stimulus spending, including the U.S. $1.8 trillion CARES act, followed by an additional U.S. $484 billion in aid for small businesses and hospitals. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by enacting two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The combination of Fed intervention, support from government stimulus, and optimism surrounding development of a coronavirus vaccine led to a significant recovery in U.S. stock prices. By the end of the reporting period many stocks had recovered to near their pre-coronavirus highs.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans, and in July 2020 Eurozone countries reached a historic deal for a collective €750 billion stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. Nonetheless, the stock recovery in Europe was relatively muted compared to other parts of the world, and overall returns were negative for the reporting period.

Asia-Pacific stocks posted a solid return despite a sharp decline when the coronavirus outbreaks worsened. The Chinese economy weakened initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and canceled existing orders. By the end of the reporting period, however, progress in many Asian countries in reducing infections and signs of economic recovery in China led to a significant rise in Asia-Pacific equity markets.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Core Aggressive Allocation ETF

Investment Objective

The iShares Core Aggressive Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent an aggressive target risk allocation strategy, as represented by the S&P Target Risk Aggressive Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	6.49%	6.68%	9.21%	6.49%	38.15%	141.39%
Fund Market	6.49	6.69	9.21	6.49	38.21	141.42
Index	6.71	6.80	9.35	6.71	38.96	144.43

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$999.40	$0.94		$1,000.00	$1,023.90	$0.96		0.19%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	iShares® Core Aggressive Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent a growth target risk allocation strategy advanced for the reporting period, with both equity and bond funds contributing. The equity allocation, which represented approximately 80% of the Index on average, contributed the most, driven by large capitalization U.S. stocks, particularly in the information technology sector. The software industry advanced amid the continued shift to cloud-based software products, particularly toward subscription-based models, which maintained steady revenue streams while also trimming costs. Equipment upgrades related to 5G compatibility and anticipation of new mobile phone offerings as well as high sales of wearable technology products and smartphone software boosted revenues among makers of technology hardware, storage, and peripherals. Strong demand for personal computers during pandemic-related shutdowns also supported the industry’s gains. Semiconductor companies were another source of strength amid high demand for chips to support the growth of data centers and video gaming, both areas that grew following the coronavirus-related closures.

The healthcare sector was also a meaningful contributor to the Index’s performance, buoyed by positive sentiment about vaccines and treatments for the coronavirus being developed by biotechnology and pharmaceuticals companies. Higher demand for medical devices that transmit data remotely and reduce patient contact with healthcare providers and diagnostic equipment used in research and development boosted healthcare equipment makers. Internet and direct marketing retailers drove consumer discretionary sector gains, expanding delivery capacity to fulfill increased online purchases.

Emerging markets stocks contributed modestly to the Index’s return, advancing as low global interest rates led investors toward higher-yielding assets. Chinese equities were leading emerging markets contributors, bolstered by optimism about post-pandemic economic improvement. Taiwanese stocks also advanced amid robust foreign inflows and expectations of ongoing demand for chips used in 5G technologies, cloud processing, and high-performance computers.

Within the bond allocation, which represented approximately 20% of the Index on average, U.S. Treasury and corporate bonds contributed the most to the Index’s performance. Bond prices benefited from declining yields (bond prices and bond yields are inversely related) after the Fed lowered interest rates three times in 2019 and enacted two emergency interest rate reductions along with a broad bond-buying program in early 2020 amid mounting concerns about the economic impact of the global coronavirus outbreak. Bond prices rose sharply as many investors bought bonds in anticipation of a global economic downturn.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)
Domestic Equity	44.9%
International Equity	37.2
Domestic Fixed Income	15.3
International Fixed Income	2.6

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares Core S&P 500 ETF	41.2%
iShares Core MSCI International Developed Markets ETF	27.8
iShares Core Total USD Bond Market ETF	15.3
iShares Core MSCI Emerging Markets ETF	9.4
iShares Core International Aggregate Bond ETF	2.7

(a)	Excludes money market funds.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Core Conservative Allocation ETF

Investment Objective

The iShares Core Conservative Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a conservative target risk allocation strategy, as represented by the S&P Target Risk Conservative Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	7.98%	5.32%	5.30%	7.98%	29.61%	67.56%
Fund Market	7.92	5.30	5.29	7.92	29.44	67.49
Index	8.38	5.47	5.40	8.38	30.52	69.28

GROWTH OF$10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,029.70	$0.96		$1,000.00	$1,023.90	$0.96		0.19%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	iShares® Core Conservative Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent a conservative target risk allocation strategy advanced for the reporting period, with both bond and equity allocations contributing to the Index’s return. The bond allocation, which represented approximately 70% of the Index on average, contributed significantly more than the equity component.

Within the bond allocation, U.S. Treasury and corporate bonds were the leading contributors to the Index’s return. Securitized bonds, particularly mortgage-backed securities, also contributed modestly. Bond prices benefited from declining yields after the Fed lowered interest rates three times in 2019, marking the first time rates were lowered in nearly 11 years (bond prices and bond yields are inversely related). Investor demand for bonds rose amid global economic uncertainty, exacerbated by the ongoing trade dispute between the U.S. and China, which drove yields lower. As concerns about the coronavirus outbreak mounted in early 2020, bond prices rose sharply. Many investors bought bonds in anticipation of a steep global economic downturn. After a decline in corporate bond prices following a series of downgrades, the Fed’s emergency interest rate decreases and bond buying program, which included government-backed, corporate and agency bonds, led to a recovery in bond prices as yields declined to historic lows. Corporate and Treasury bond prices rose further at the end of the reporting period, due to geopolitical tensions and economic concerns amid heightened coronavirus infections. International non-U.S. dollar-denominated investment-grade bonds, particularly in Europe, also benefited performance, supported by investors seeking stability during pandemic-related economic uncertainty.

The equity component, which represented approximately 30% of the Index on average for the reporting period, contributed moderately to performance. Within the equity allocation, large-capitalization U.S. stocks drove contribution, most notably in the information technology sector. Software and services companies continued to benefit from the ongoing shift toward cloud-based products, particularly subscription software, and maintained steady revenue streams while trimming costs. Equipment upgrades related to 5G compatibility, anticipation of new mobile phone offerings, and strong demand for personal computers during pandemic-related shutdowns supported the technology hardware and equipment industry. The healthcare sector also advanced, aided by optimism about coronavirus vaccines and treatments in development by biotechnology and pharmaceuticals companies. Emerging markets equities contributed modestly, advancing as low global interest rates led investors toward higher-yielding assets.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)
Domestic Fixed Income	57.5%
Domestic Equity	17.5
International Equity	15.0
International Fixed Income	10.0

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares Core Total USD Bond Market ETF	57.5%
iShares Core S&P 500 ETF	16.6
iShares Core MSCI International Developed Markets ETF	11.2
iShares Core International Aggregate Bond ETF	10.0
iShares Core MSCI Emerging Markets ETF	3.8

(a)	Excludes money market funds.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Core Growth Allocation ETF

Investment Objective

The iShares Core Growth Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a growth allocation target risk strategy, as represented by the S&P Target Risk Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	7.20%	6.19%	7.69%	7.20%	35.01%	109.83%
Fund Market	7.11	6.16	7.68	7.11	34.82	109.61
Index	7.48	6.32	7.82	7.48	35.87	112.28

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,012.60	$0.95		$1,000.00	$1,023.90	$0.96		0.19%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	9

Fund Summary as of July 31, 2020 (continued)	iShares® Core Growth Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent a growth target risk allocation strategy advanced for the reporting period, with both equity and bond funds contributing. The equity allocation, which represented approximately 60% of the Index on average, was the larger contributor, led by large-capitalization U.S. stocks, particularly in the information technology and healthcare sectors.

Large-capitalization software and services companies continued to benefit from the ongoing shift toward cloud-based products, particularly subscription software, and maintained steady revenue streams while trimming costs. Equipment upgrades related to 5G compatibility, anticipation of new mobile phone offerings, and strong demand for personal computers during pandemic-related shutdowns supported the technology hardware and equipment industry.

The healthcare sector’s contribution to the Index’s return was driven by positive sentiment about coronavirus vaccines and treatments in development by biotechnology and pharmaceuticals companies. Higher demand for medical devices that treat COVID-19-related complications, such as ventilators, and diagnostic equipment used in research and development buoyed healthcare equipment makers. Large capitalization internet and direct marketing retailers drove consumer discretionary sector gains, as they expanded delivery capacity to fulfill increased online purchases.

Emerging markets stocks contributed modestly to the Index’s return, advancing as low global interest rates led investors toward higher-yielding assets. Chinese equities contributed the most, bolstered by optimism about post-pandemic economic improvement.

U.S. Treasury and corporate bonds contributed the most to the Index’s performance within the bond allocation, which represented approximately 40% of the Index on average for the reporting period. Bond prices benefited from declining yields after the Fed lowered interest rates three times in 2019, marking the first time interest rates were lowered in nearly 11 years (bond prices and bond yields are inversely related). Investor demand for bonds rose amid global economic uncertainty, exacerbated by the ongoing trade dispute between the U.S. and China, which drove yields lower. As concerns about the coronavirus outbreak mounted in early 2020, bond prices rose sharply. Many investors bought bonds in anticipation of a steep global economic downturn. After a decline in corporate bond prices following a series of downgrades, the Fed’s emergency interest rate decreases and bond buying program, which included government-backed, corporate, and agency bonds, sent bond prices higher as yields declined to historic lows. Corporate and Treasury bond prices rose at the end of the reporting period, due to geopolitical tensions and economic concerns amid heightened coronavirus infections.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)
Domestic Equity	34.5%
Domestic Fixed Income	31.4
International Equity	28.6
International Fixed Income	5.5

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares Core S&P 500 ETF	31.7%
iShares Core Total USD Bond Market ETF	31.4
iShares Core MSCI International Developed Markets ETF	21.4
iShares Core MSCI Emerging Markets ETF	7.2
iShares Core International Aggregate Bond ETF	5.5

(a)	Excludes money market funds.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Core Moderate Allocation ETF

Investment Objective

The iShares Core Moderate Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a moderate target risk allocation strategy, as represented by the S&P Target Risk Moderate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	7.75%	5.63%	6.10%	7.75%	31.49%	80.76%
Fund Market	7.66	5.59	6.09	7.66	31.23	80.68
Index	8.11	5.77	6.22	8.11	32.40	82.77

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,024.50	$0.96		$1,000.00	$1,023.90	$0.96		0.19%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	11

Fund Summary as of July 31, 2020 (continued)	iShares® Core Moderate Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent a moderate target risk allocation strategy advanced for the reporting period, with both bond and equity allocations contributing to the Index’s return. The bond allocation, which represented approximately 60% of the Index on average, contributed substantially more than the equity component.

Within the bond allocation, U.S. Treasury and corporate bonds contributed the most to the Index’s return. Bond prices benefited from declining yields (bond prices and bond yields are inversely related) after the Fed lowered interest rates three times in late 2019, marking the first time interest rates were lowered in nearly 11 years. Investor demand for bonds rose amid global economic uncertainty, exacerbated by the ongoing trade dispute between the U.S. and China, which drove yields lower. With concerns about the global coronavirus outbreak mounting in early 2020, bond prices rose sharply as many investors bought bonds in anticipation of a steep global economic downturn. After a decline in corporate bond prices following a series of ratings downgrades, the Fed’s emergency interest rate decreases and bond-buying program, which included government-backed, corporate, and agency bonds, led to a recovery in bond prices as yields declined to historic lows. Corporate and Treasury bond prices rose at the end of the reporting period, due to geopolitical tensions and economic concerns amid heightened coronavirus infections.

The equity component, which represented approximately 40% of the Index on average, also contributed meaningfully to the Index’s performance. Within the equity allocation, large capitalization U.S. stocks drove contribution, most notably in the information technology sector. Software and services stocks continued to benefit from the ongoing shift toward cloud-based products, particularly subscription software, and maintained steady revenue streams while trimming costs. Equipment upgrades related to 5G compatibility and anticipation of new mobile phone offerings as well as strong demand for personal computers during pandemic-related lockdowns supported the technology hardware and equipment industry. The healthcare and consumer discretionary sectors also contributed to the Index’s return. Optimism about coronavirus vaccines and treatments developed by biotechnology and pharmaceuticals companies bolstered the healthcare sector. Internet and direct marketing retailers drove consumer discretionary sector gains, expanding delivery capacity amid increased online purchases during stay-at-home orders. Emerging markets equities contributed modestly to the Index’s performance, advancing as low global interest rates led investors toward higher-yielding assets.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)
Domestic Fixed Income	48.7%
Domestic Equity	23.1
International Equity	19.7
International Fixed Income	8.5

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares Core Total USD Bond Market ETF	48.6%
iShares Core S&P 500 ETF	21.9
iShares Core MSCI International Developed Markets ETF	14.7
iShares Core International Aggregate Bond ETF	8.5
iShares Core MSCI Emerging Markets ETF	5.0

(a)	Excludes money market funds.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Morningstar Multi-Asset Income ETF

Investment Objective

The iShares Morningstar Multi-Asset Income ETF (the “Fund”) seeks to track the investment results of an index composed of underlying equity, fixed income and other income funds that collectively seek to deliver high current income while providing an opportunity for capital appreciation, as represented by the Morningstar® Multi-Asset High Income IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(3.10)%	3.71%	4.33%	(3.10)%	20.00%	42.39%
Fund Market	(3.22)	3.69	4.32	(3.22)	19.85	42.26
Index	(2.85)	3.80	4.36	(2.85)	20.51	42.68

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$918.10	$1.10		$1,000.00	$1,023.70	$1.16		0.23%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	13

Fund Summary as of July 31, 2020 (continued)	iShares® Morningstar Multi-Asset Income ETF

Portfolio Management Commentary

The Index’s mix of stock, bond, and real estate investment trust (“REIT”) funds designed to seek a high current income while providing an opportunity for capital appreciation posted a negative return for the reporting period. The REIT allocation detracted the most from the Index’s return, entirely due to mortgage REITs. Mortgage REITs faced significant headwinds, pressured by the economic consequences of the coronavirus outbreak on the property and lending markets. As unemployment increased sharply following lockdowns, the number of Americans missing mortgage payments, which provide the cash flows for mortgage REITs, grew significantly. An estimated 32% of borrowers failed to make their full mortgage payments for July 2020, the fourth consecutive month that mortgage delinquencies were higher than normal. Additionally, the declining value of mortgages that these REITs hold as loan collateral led to forced liquidations, further pressuring mortgage REIT prices.

Equities also detracted significantly from the Index’s return. High-dividend stocks from emerging market countries declined as the coronavirus pandemic stressed healthcare systems, raising concerns about high levels of U.S. dollar-denominated debt. In response to the downturn, several emerging market companies capped or suspended dividend payments. Investors became concerned that more dividend interruptions could follow, particularly in the energy sector, which was negatively impacted by lower oil prices. International stocks in developed countries with relatively high dividends also declined due to coronavirus-related economic disruption and a series of dividend suspensions, most notably in the financials sector.

On the upside, the bond allocation, which represented approximately 66% of the Index on average for the reporting period, contributed to the Index’s return. As the pandemic worsened, bond prices rose, as investors sought lower-volatility investments. Unprecedented Fed support assuaged concerns about looming defaults, credit facilities provided liquidity for new issuers, and the Fed’s purchase of existing corporate bonds increased investors’ confidence in the bond markets. Consequently, long-term corporate bonds were a source of strength, as investors sought a mix of lower volatility and positive yields in an environment of ultra-low interest rates. Long-term U.S. Treasuries were also notable contributors amid heightened demand for government-backed investments, even as issuance rose to finance deficit spending. Among bonds, only emerging market debt denominated in local currencies posted a negative return, driven by relatively weaker balance sheets and a series of credit downgrades toward the end of the reporting period.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)
International Equity	24.9%
Non-Investment Grade Bonds	19.6
International Fixed Income	15.3
Domestic Fixed Income	12.7
Investment Grade Bonds	11.8
Domestic Real Estate	10.8
Domestic Equity	4.9

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares iBoxx $ High Yield Corporate Bond ETF	19.6%
iShares International Select Dividend ETF	15.2
iShares J.P. Morgan USD Emerging Markets Bond ETF	14.9
iShares 20+ Year Treasury Bond ETF	12.7
iShares Long-Term Corporate Bond ETF	11.7

(a)	Excludes money market funds.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE/SHAREHOLDER EXPENSES	15

Schedule of Investments July 31, 2020	iShares® Core Aggressive Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 44.8%
iShares Core S&P 500 ETF(a)	1,276,955	$418,611,388
iShares Core S&P Mid-Cap ETF(a)	140,417	26,107,733
iShares Core S&P Small-Cap ETF(a)(b)	150,913	10,746,514

		455,465,635

Domestic Fixed Income — 15.3%
iShares Core Total USD Bond Market ETF(a)	2,816,781	155,176,465

International Equity — 37.1%
iShares Core MSCI Emerging Markets ETF(a)	1,843,800	95,342,898
iShares Core MSCI International Developed Markets ETF(a)	5,386,205	281,913,970

		377,256,868

International Fixed Income — 2.7%
iShares Core International Aggregate Bond ETF(a)	483,560	27,021,333

Total Investment Companies — 99.9% (Cost: $925,383,611)		1,014,920,301

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(a)(c)(d)	8,912,905	8,922,710

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(a)(c)	1,323,000	$1,323,000

		10,245,710

Total Short-Term Investments — 1.0% (Cost: $10,238,986)		10,245,710

Total Investments in Securities — 100.9% (Cost: $935,622,597)		1,025,166,011

Other Assets, Less Liabilities — (0.9)%		(9,000,704)

Net Assets — 100.0%		$1,016,165,307

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$9,006,635	$—		$(70,652	)(a)	$(19,962)	$6,689	$8,922,710	8,912,905	$89,578	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,064,000	259,000	(a)	—		—	—	1,323,000	1,323,000	20,681		—
iShares Core International Aggregate Bond ETF	29,677,624	4,910,648		(7,942,670)		389,026	(13,295)	27,021,333	483,560	659,333		3,197
iShares Core MSCI Emerging Markets ETF	75,664,164	22,726,459		(6,359,507)		36,637	3,275,145	95,342,898	1,843,800	2,845,212		—
iShares Core MSCI International Developed Markets ETF	266,384,414	59,280,183		(32,620,580)		(2,818,783)	(8,311,264)	281,913,970	5,386,205	7,333,539		—
iShares Core S&P 500 ETF	372,765,174	73,156,988		(63,850,109)		15,311,801	21,227,534	418,611,388	1,276,955	7,758,888		—
iShares Core S&P Mid- Cap ETF	25,951,852	4,856,092		(3,035,113)		32,857	(1,697,955)	26,107,733	140,417	450,785		—
iShares Core S&P Small- Cap ETF	11,325,367	1,969,207		(1,231,703)		(25,882)	(1,290,475)	10,746,514	150,913	178,449		—
iShares Core Total USD Bond Market ETF	166,204,543	28,001,420		(49,323,124)		2,259,117	8,034,509	155,176,465	2,816,781	4,729,377		—

						$15,164,811	$21,230,888	$1,025,166,011		$24,065,842		$3,197

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core Aggressive Allocation ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	7	09/18/20	$1,142	$64,002

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$64,002

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$215,534

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$64,002

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$718,795

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$1,014,920,301	$—	$—	$1,014,920,301
Money Market Funds	10,245,710	—	—	10,245,710

	$1,025,166,011	$—	$—	$1,025,166,011

Derivative financial instruments(a)
Assets
Futures Contracts	$64,002	$—	$—	$64,002

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments July 31, 2020	iShares® Core Conservative Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 17.4%
iShares Core S&P 500 ETF(a)	351,351	$115,179,885
iShares Core S&P Mid-Cap ETF(a)	28,432	5,286,362
iShares Core S&P Small-Cap ETF(a)(b)	16,000	1,139,360

		121,605,607

Domestic Fixed Income — 57.1%
iShares Core Total USD Bond Market ETF(a)(b)	7,233,728	398,506,075

International Equity — 14.9%
iShares Core MSCI Emerging Markets ETF(a)(b)	507,277	26,231,294
iShares Core MSCI International Developed Markets ETF(a).	1,482,028	77,569,345

		103,800,639

International Fixed Income — 9.9%
iShares Core International Aggregate Bond ETF(a)(b)	1,241,829	69,393,405

Total Investment Companies — 99.3% (Cost: $651,517,746)		693,305,726

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(a)(c)(d)	4,644,868	4,649,977

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(a)(c)	5,221,000	$5,221,000

		9,870,977

Total Short-Term Investments — 1.4% (Cost: $9,871,303)		9,870,977

Total Investments in Securities — 100.7% (Cost: $661,389,049)		703,176,703

Other Assets, Less Liabilities — (0.7)%		(4,758,942)

Net Assets — 100.0%		$698,417,761

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,587,332	$—		$(978,332	)(a)	$41,303	$(326)	$4,649,977	4,644,868	$93,464	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	503,000	4,718,000	(a)	—		—	—	5,221,000	5,221,000	9,452		—
iShares Core International Aggregate Bond ETF	56,739,838	30,425,613		(18,602,782)		931,381	(100,645)	69,393,405	1,241,829	1,444,283		6,710
iShares Core MSCI Emerging Markets ETF	15,502,509	13,871,830		(4,555,636)		177,481	1,235,110	26,231,294	507,277	686,725		—
iShares Core MSCI International Developed Markets ETF	54,584,379	40,261,629		(15,623,583)		205,766	(1,858,846)	77,569,345	1,482,028	1,819,039		—
iShares Core S&P 500 ETF	76,381,151	54,637,289		(26,094,584)		6,306,775	3,949,254	115,179,885	351,351	1,820,108		—
iShares Core S&P Mid-Cap ETF	5,320,412	3,443,158		(3,125,248)		(41,758)	(310,202)	5,286,362	28,432	105,547		—
iShares Core S&P Small-Cap ETF	2,323,942	1,441,949		(2,270,113)		(140,391)	(216,027)	1,139,360	16,000	41,839		—
iShares Core Total USD Bond Market ETF	317,783,452	172,707,088		(115,042,763)		3,032,922	20,025,376	398,506,075	7,233,728	10,220,904		—

						$10,513,479	$22,723,694	$703,176,703		$16,241,361		$6,710

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core Conservative Allocation ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$693,305,726	$—	$—	$693,305,726
Money Market Funds	9,870,977	—	—	9,870,977

	$703,176,703	$—	$—	$703,176,703

See notes to financial statements.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments July 31, 2020	iShares® Core Growth Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 34.5%
iShares Core S&P 500 ETF(a)	1,367,385	$448,256,151
iShares Core S&P Mid-Cap ETF(a)	150,359	27,956,249
iShares Core S&P Small-Cap ETF(a)(b)	161,789	11,520,994

		487,733,394

Domestic Fixed Income — 31.3%
iShares Core Total USD Bond Market ETF(a)(b)	8,043,370	443,109,253

International Equity — 28.6%
iShares Core MSCI Emerging Markets ETF(a)	1,974,370	102,094,673
iShares Core MSCI International Developed Markets ETF(a)(b)	5,767,647	301,878,644

		403,973,317

International Fixed Income — 5.4%
iShares Core International Aggregate Bond ETF(a)(b)	1,380,818	77,160,110

Total Investment Companies — 99.8% (Cost: $1,316,161,295)		1,411,976,074

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(a)(c)(d)	18,460,358	18,480,664

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(a)(c)	2,513,000	$2,513,000

		20,993,664

Total Short-Term Investments — 1.5% (Cost: $20,993,631)		20,993,664

Total Investments in Securities — 101.3% (Cost: $1,337,154,926)		1,432,969,738

Other Assets, Less Liabilities — (1.3)%		(18,665,417)

Net Assets — 100.0%		$1,414,304,321

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$11,258,517	$7,257,694	(a)	$—	$(35,511)	$(36)	$18,480,664	18,460,358	$231,451	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,663,000	850,000	(a)	—	—	—	2,513,000	2,513,000	37,314		—
iShares Core International Aggregate Bond ETF	81,273,351	22,681,604		(27,838,308)	1,149,015	(105,552)	77,160,110	1,380,818	1,853,852		8,941
iShares Core MSCI Emerging Markets ETF	77,703,830	37,122,913		(16,353,690)	447,032	3,174,588	102,094,673	1,974,370	3,065,729		—
iShares Core MSCI International Developed Markets ETF	273,569,933	99,620,224		(58,585,551)	(1,397,037)	(11,328,925)	301,878,644	5,767,647	7,940,821		—
iShares Core S&P 500 ETF	382,818,404	132,839,559		(104,662,762)	24,570,812	12,690,138	448,256,151	1,367,385	8,251,304		—
iShares Core S&P Mid-Cap ETF	26,650,930	8,562,955		(5,352,033)	479,726	(2,385,329)	27,956,249	150,359	478,958		—
iShares Core S&P Small-Cap ETF	11,627,078	3,540,892		(2,195,185)	121,318	(1,573,109)	11,520,994	161,789	189,817		—

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core Growth Allocation ETF

Affiliates (continued)

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income	Capital Gain Distributions from Underlying Funds

iShares Core Total USD Bond Market ETF	$455,164,255	$129,116,040	$(169,812,013)	$7,486,865	$21,154,106	$443,109,253	8,043,370	$13,277,143	$—

				$32,822,220	$21,625,881	$1,432,969,738		$35,326,389	$8,941

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$1,411,976,074	$—	$—	$1,411,976,074
Money Market Funds	20,993,664	—	—	20,993,664

	$1,432,969,738	$—	$—	$1,432,969,738

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments July 31, 2020	iShares® Core Moderate Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 23.0%
iShares Core S&P 500 ETF(a)	820,290	$268,907,468
iShares Core S&P Mid-Cap ETF(a)	72,148	13,414,477
iShares Core S&P Small-Cap ETF(a)(b)	30,971	2,205,445

		284,527,390

Domestic Fixed Income — 48.3%
iShares Core Total USD Bond Market ETF(a)(b)	10,856,660	598,093,400

International Equity — 19.5%
iShares Core MSCI Emerging Markets ETF(a)	1,184,419	61,246,306
iShares Core MSCI International Developed Markets ETF(a)	3,459,990	181,095,877

		242,342,183

International Fixed Income — 8.4%
iShares Core International Aggregate Bond ETF(a)	1,863,781	104,148,082

Total Investment Companies — 99.2% (Cost: $1,153,401,980)		1,229,111,055

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(a)(c)(d)	2,532,543	2,535,329

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(a)(c)	10,116,000	$10,116,000

		12,651,329

Total Short-Term Investments — 1.0% (Cost: $12,646,519)		12,651,329

Total Investments in Securities — 100.2% (Cost: $1,166,048,499)		1,241,762,384

Other Assets, Less Liabilities — (0.2)%		(2,705,580)

Net Assets — 100.0%		$1,239,056,804

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$6,635,450	$—		$(4,063,577) (a)	$(40,133)	$3,589	$2,535,329	2,532,543	$125,259	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,300,000	8,816,000	(a)	—	—	—	10,116,000	10,116,000	36,214		—
iShares Core International Aggregate Bond ETF	102,163,270	33,147,889		(32,462,531)	1,409,918	(110,464)	104,148,082	1,863,781	2,390,834		11,612
iShares Core MSCI Emerging Markets ETF	43,411,170	27,047,463		(11,851,449)	282,388	2,356,734	61,246,306	1,184,419	1,769,990		—
iShares Core MSCI International Developed Markets ETF	152,834,229	74,007,876		(39,855,672)	267,842	(6,158,398)	181,095,877	3,459,990	4,597,764		—
iShares Core S&P 500 ETF	213,871,052	100,089,422		(68,242,764)	13,772,579	9,417,179	268,907,468	820,290	4,675,300		—
iShares Core S&P Mid-Cap ETF	14,890,246	6,149,690		(6,580,850)	125,282	(1,169,891)	13,414,477	72,148	271,048		—
iShares Core S&P Small-Cap ETF	6,496,725	2,563,446		(5,849,818)	(518,615)	(486,293)	2,205,445	30,971	107,664		—

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core Moderate Allocation ETF

Affiliates (continued)

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income	Capital Gain Distributions from Underlying Funds

iShares Core Total USD Bond Market ETF	$572,145,755	$188,692,658	$(199,676,899)	$7,583,900	$29,347,986	$598,093,400	10,856,660	$17,081,716	$—

				$22,883,161	$33,200,442	$1,241,762,384		$31,055,789	$11,612

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$1,229,111,055	$—	$—	$1,229,111,055
Money Market Funds	12,651,329	—	—	12,651,329

	$1,241,762,384	$—	$—	$1,241,762,384

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments July 31, 2020	iShares® Morningstar Multi-Asset Income ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 4.9%
iShares Preferred and Income Securities ETF(a)(b)	379,971	$13,747,351

Domestic Fixed Income — 12.7%
iShares 20+ Year Treasury Bond ETF(a)(b)	207,227	35,435,817

Domestic Real Estate — 10.8%
iShares Mortgage Real Estate ETF(a)	1,160,218	30,188,872

International Equity — 24.9%
iShares Emerging Markets Dividend ETF(a)	417,249	13,239,311
iShares International Developed Real Estate ETF(a)(b)	589,181	13,945,914
iShares International Select Dividend ETF(a)(b)	1,670,437	42,429,100

		69,614,325

International Fixed Income — 15.3%
iShares J.P. Morgan EM Local Currency Bond ETF(a)	26,565	1,124,231
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)(b)	368,263	41,646,863

		42,771,094

Investment Grade Bonds — 11.7%
iShares Long-Term Corporate Bond ETF(a)(b)	445,048	32,782,236

Non-Investment Grade Bonds — 19.6%
iShares iBoxx $High Yield Corporate Bond ETF(a)(b)	641,962	54,817,135

Total Investment Companies — 99.9% (Cost: $304,007,826)		279,356,830

Security	Shares	Value

Short-Term Investments

Money Market Funds — 9.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(a)(c)(d)	27,165,844	$27,195,726
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(a)(c)	100,000	100,000

		27,295,726

Total Short-Term Investments — 9.8% (Cost: $27,251,709)		27,295,726

Total Investments in Securities — 109.7% (Cost: $331,259,535)		306,652,556

Other Assets, Less Liabilities — (9.7)%		(27,202,288)

Net Assets — 100.0%		$279,450,268

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$79,683,758	$—		$(52,480,697	)(a)	$(28,838)	$21,503	$27,195,726	27,165,844	$705,820	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	59,000	41,000	(a)	—		—	—	100,000	100,000	3,877		—
iShares 20+ Year Treasury Bond ETF	—	36,421,806		(2,698,231)		142,169	1,570,073	35,435,817	207,227	97,867		—
iShares Core High Dividend ETF	8,005,410	3,343,235		(10,760,402)		(433,580)	(154,663)	—	—	49,308		—
iShares Emerging Markets Dividend ETF	—	55,858,899		(35,121,232)		(4,868,827)	(2,629,529)	13,239,311	417,249	1,809,876		—
iShares Floating Rate Bond ETF	—	17,088,256		(17,081,809)		(6,447)	—	—	—	128,323		—
iShares iBoxx $ High Yield Corporate Bond ETF	67,653,881	28,915,090		(37,594,481)		(3,694,746)	(462,609)	54,817,135	641,962	3,600,026		—
iShares Intermediate-Term
Corporate Bond ETF	41,382,912	7,400,191		(49,934,800)		3,443,773	(2,292,076)	—	—	156,165		—
iShares International Developed Real Estate ETF	—	14,315,927		(743,207)		6,533	366,661	13,945,914	589,181	103,254		—
iShares International Select Dividend ETF	49,365,627	39,369,994		(39,367,346)		(6,144,573)	(794,602)	42,429,100	1,670,437	2,063,804		—

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Morningstar Multi-Asset Income ETF

Affiliates (continued)

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income	Capital Gain Distributions from Underlying Funds
iShares J.P. Morgan EM Local Currency Bond ETF	$35,877,443	$11,455,588	$(41,277,310)	$(4,874,751)	$(56,739)	$1,124,231	26,565	$1,482,417	$—
iShares J.P. Morgan USD Emerging Markets Bond ETF	52,034,064	22,907,837	(30,403,168)	(2,615,638)	(276,232)	41,646,863	368,263	2,312,586	—
iShares Long-Term Corporate Bond ETF	10,418,347	62,630,986	(42,762,650)	(2,701)	2,498,254	32,782,236	445,048	1,575,754	—
iShares MBS ETF	—	14,603,784	(14,722,894)	119,110	—	—	—	76,773	—
iShares Mortgage Real Estate ETF	50,736,676	24,480,417	(20,862,281)	(7,324,160)	(16,841,780)	30,188,872	1,160,218	3,498,727	—
iShares Preferred and Income Securities ETF	17,062,675	7,232,278	(9,103,215)	(963,716)	(480,671)	13,747,351	379,971	965,772	—
iShares Select Dividend ETF	9,315,812	4,031,235	(12,592,063)	(177,833)	(577,151)	—	—	183,449	—

				$(27,424,225)	$(20,109,561)	$306,652,556		$18,813,798	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$279,356,830	$—	$—	$279,356,830
Money Market Funds	27,295,726	—	—	27,295,726

	$306,652,556	$—	$—	$306,652,556

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Statements of Assets and Liabilities

July 31, 2020

	iShares Core Aggressive Allocation ETF	iShares Core Conservative Allocation ETF	iShares Core Growth Allocation ETF	iShares Core Moderate Allocation ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$1,025,166,011	$703,176,703	$1,432,969,738	$1,241,762,384
Cash	2,080	2,856	4,806	8,137
Cash pledged:
Futures contracts	94,000	—	—	—
Receivables:
Securities lending income — Affiliated	5,526	2,523	12,325	9,156
Variation margin on futures contracts	5,121	—	—	—
Capital shares sold	—	—	—	42,331
Dividends	406	563	634	1,105

Total assets	1,025,273,144	703,182,645	1,432,987,503	1,241,823,113

LIABILITIES
Collateral on securities loaned, at value	8,935,328	4,653,427	18,447,693	2,567,656
Payables:
Capital shares redeemed	3,481	—	3,803	—
Investment advisory fees	169,028	111,457	231,686	198,653

Total liabilities	9,107,837	4,764,884	18,683,182	2,766,309

NET ASSETS	$1,016,165,307	$698,417,761	$1,414,304,321	$1,239,056,804

NET ASSETS CONSIST OF:
Paid-in capital	$931,979,926	$658,255,737	$1,322,793,582	$1,165,696,614
Accumulated earnings	84,185,381	40,162,024	91,510,739	73,360,190

NET ASSETS	$1,016,165,307	$698,417,761	$1,414,304,321	$1,239,056,804

Shares outstanding	17,900,000	18,800,000	29,650,000	30,400,000

Net asset value	$56.77	$37.15	$47.70	$40.76

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$8,686,481	$4,535,129	$17,758,397	$2,497,046
(b) Investments, at cost — Affiliated	$935,622,597	$661,389,049	$1,337,154,926	$1,166,048,499

See notes to financial statements.

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

July 31, 2020

iShares Morningstar Multi-Asset Income ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$306,652,556
Cash	8,949
Receivables:
Securities lending income — Affiliated	22,506
Dividends	13

Total assets	306,684,024

LIABILITIES
Collateral on securities loaned, at value	27,179,609
Payables:
Capital shares redeemed	1,452
Investment advisory fees	52,695

Total liabilities	27,233,756

NET ASSETS	$279,450,268

NET ASSETS CONSIST OF:
Paid-in capital	$323,273,779
Accumulated loss	(43,823,511)

NET ASSETS	$279,450,268

Shares outstanding	12,200,000

Net asset value	$22.91

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$26,592,002
(b) Investments, at cost — Affiliated	$331,259,535

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Operations

Year Ended July 31, 2020

	iShares Core Aggressive Allocation ETF	iShares Core Conservative Allocation ETF	iShares Core Growth Allocation ETF	iShares Core Moderate Allocation ETF

INVESTMENT INCOME
Dividends — Affiliated	$23,976,264	$16,147,897	$35,094,938	$30,930,530
Interest — Unaffiliated	529	—	—	—
Securities lending income — Affiliated — net	89,578	93,464	231,451	125,259

Total investment income	24,066,371	16,241,361	35,326,389	31,055,789

EXPENSES
Investment advisory fees	2,441,127	1,534,665	3,443,174	2,954,358
Miscellaneous	264	264	264	264

Total expenses	2,441,391	1,534,929	3,443,438	2,954,622
Less:
Investment advisory fees waived	(550,619)	(376,501)	(803,742)	(712,693)

Total expenses after fees waived	1,890,772	1,158,428	2,639,696	2,241,929

Net investment income	22,175,599	15,082,933	32,686,693	28,813,860

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(2,983,177)	(655,805)	(1,189,552)	(527,358)
In-kind redemptions — Affiliated	18,147,988	11,169,284	34,011,772	23,410,519
Capital gain distributions from underlying funds — Affiliated	3,197	6,710	8,941	11,612
Futures contracts	215,534	—	—	—

Net realized gain	15,383,542	10,520,189	32,831,161	22,894,773

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	21,230,888	22,723,694	21,625,881	33,200,442
Futures contracts	64,002	—	—	—

Net change in unrealized appreciation (depreciation)	21,294,890	22,723,694	21,625,881	33,200,442

Net realized and unrealized gain	36,678,432	33,243,883	54,457,042	56,095,215

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,854,031	$48,326,816	$87,143,735	$84,909,075

See notes to financial statements.

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended July 31, 2020

iShares Morningstar Multi-Asset Income ETF

INVESTMENT INCOME
Dividends — Affiliated	$18,107,978
Securities lending income — Affiliated — net	705,820

Total investment income	18,813,798

EXPENSES
Investment advisory fees	875,228
Miscellaneous	264

Total expenses	875,492
Less:
Investment advisory fees waived	(98,196)

Total expenses after fees waived	777,296

Net investment income	18,036,502

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(10,515,385)
In-kind redemptions — Affiliated	(16,908,840)

Net realized loss	(27,424,225)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(20,109,561)

Net change in unrealized appreciation (depreciation)	(20,109,561)

Net realized and unrealized loss	(47,533,786)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,497,284)

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Changes in Net Assets

	iShares Core Aggressive Allocation ETF		iShares Core Conservative Allocation ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,175,599	$22,314,072	$15,082,933	$14,134,679
Net realized gain	15,383,542	29,319,269	10,520,189	8,063,442
Net change in unrealized appreciation (depreciation)	21,294,890	(16,970,485)	22,723,694	9,666,276

Net increase in net assets resulting from operations	58,854,031	34,662,856	48,326,816	31,864,397

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(22,338,227)	(22,465,318)	(15,191,108)	(14,216,890)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	30,753,629	39,456,615	136,217,788	39,695,501

NET ASSETS
Total increase in net assets	67,269,433	51,654,153	169,353,496	57,343,008
Beginning of year	948,895,874	897,241,721	529,064,265	471,721,257

End of year	$1,016,165,307	$948,895,874	$698,417,761	$529,064,265

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Core Growth Allocation ETF		iShares Core Moderate Allocation ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$32,686,693	$31,881,589	$28,813,860	$28,530,502
Net realized gain	32,831,161	29,512,162	22,894,773	23,903,940
Net change in unrealized appreciation (depreciation)	21,625,881	2,954,345	33,200,442	12,654,083

Net increase in net assets resulting from operations	87,143,735	64,348,096	84,909,075	65,088,525

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(32,904,836)	(32,096,022)	(29,001,527)	(28,700,097)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	49,806,483	159,280,104	76,193,039	161,333,527

NET ASSETS
Total increase in net assets	104,045,382	191,532,178	132,100,587	197,721,955
Beginning of year	1,310,258,939	1,118,726,761	1,106,956,217	909,234,262

End of year	$1,414,304,321	$1,310,258,939	$1,239,056,804	$1,106,956,217

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets  (continued)

	iShares Morningstar Multi-Asset Income ETF
	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,036,502	$15,958,377
Net realized gain (loss)	(27,424,225)	2,134,926
Net change in unrealized appreciation (depreciation)	(20,109,561)	(516,009)

Net increase (decrease) in net assets resulting from operations	(29,497,284)	17,577,294

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(18,036,502)	(16,652,386)
Return of capital	(760,853)	(67,126)

Decrease in net assets resulting from distributions to shareholders	(18,797,355)	(16,719,512)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(14,148,375)	16,417,034

NET ASSETS
Total increase (decrease) in net assets	(62,443,014)	17,274,816
Beginning of year	341,893,282	324,618,466

End of year	$279,450,268	$341,893,282

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Aggressive Allocation ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$54.53	$54.21	$52.49	$47.02	$47.33

Net investment income(a)	1.24	1.29	1.06	1.09	1.05
Net realized and unrealized gain (loss)(b)	2.24	0.28	3.51	5.40	(0.38)

Net increase from investment operations	3.48	1.57	4.57	6.49	0.67

Distributions(c)
From net investment income	(1.24)	(1.25)	(1.05)	(1.02)	(0.98)
From net realized gain	—	—	(1.80)	—	—

Total distributions	(1.24)	(1.25)	(2.85)	(1.02)	(0.98)

Net asset value, end of year	$56.77	$54.53	$54.21	$52.49	$47.02

Total Return
Based on net asset value	6.49%	2.99%	8.84%	13.99%	1.53%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.19%	0.19%	0.18%	0.16%	0.11%

Net investment income	2.27%	2.44%	1.97%	2.23%	2.33%

Supplemental Data
Net assets, end of year (000)	$1,016,165	$948,896	$897,242	$692,880	$444,366

Portfolio turnover rate(e)(f)	4%	4%	40%	1%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core Conservative Allocation ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$35.27	$34.18	$34.19	$33.34	$32.51

Net investment income(a)	0.88	0.98	0.70	0.74	0.65
Net realized and unrealized gain(b)	1.89	1.08	0.33	0.84	0.83

Net increase from investment operations	2.77	2.06	1.03	1.58	1.48

Distributions(c)
From net investment income	(0.89)	(0.97)	(0.72)	(0.73)	(0.65)
From net realized gain	—	—	(0.32)	—	—

Total distributions	(0.89)	(0.97)	(1.04)	(0.73)	(0.65)

Net asset value, end of year	$37.15	$35.27	$34.18	$34.19	$33.34

Total Return
Based on net asset value	7.98%	6.17%	3.05%	4.84%	4.65%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.19%	0.19%	0.18%	0.14%	0.11%

Net investment income	2.46%	2.87%	2.04%	2.22%	2.04%

Supplemental Data
Net assets, end of year (000)	$698,418	$529,064	$471,721	$398,334	$288,375

Portfolio turnover rate(e)(f)	5%	3%	41%	2%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core Growth Allocation ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$45.57	$44.84	$44.08	$40.81	$40.53

Net investment income(a)	1.09	1.16	0.88	0.94	0.90
Net realized and unrealized gain(b)	2.13	0.69	1.96	3.22	0.19

Net increase from investment operations	3.22	1.85	2.84	4.16	1.09

Distributions(c)
From net investment income	(1.09)	(1.12)	(0.90)	(0.89)	(0.81)
From net realized gain	—	—	(1.18)	—	—

Total distributions	(1.09)	(1.12)	(2.08)	(0.89)	(0.81)

Net asset value, end of year	$47.70	$45.57	$44.84	$44.08	$40.81

Total Return
Based on net asset value	7.20%	4.24%	6.53%	10.33%	2.80%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.19%	0.19%	0.18%	0.15%	0.11%

Net investment income	2.37%	2.63%	1.96%	2.26%	2.31%

Supplemental Data
Net assets, end of year (000)	$1,414,304	$1,310,259	$1,118,727	$1,029,196	$763,086

Portfolio turnover rate(e)(f)	4%	4%	44%	2%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core Moderate Allocation ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$38.77	$37.73	$37.48	$35.89	$35.19

Net investment income(a)	0.96	1.05	0.77	0.81	0.73
Net realized and unrealized gain(b)	1.99	0.99	0.80	1.54	0.66

Net increase from investment operations	2.95	2.04	1.57	2.35	1.39

Distributions(c)
From net investment income	(0.96)	(1.00)	(0.77)	(0.76)	(0.69)
From net realized gain	—	—	(0.55)	—	—

Total distributions	(0.96)	(1.00)	(1.32)	(0.76)	(0.69)

Net asset value, end of year	$40.76	$38.77	$37.73	$37.48	$35.89

Total Return
Based on net asset value	7.75%	5.52%	4.24%	6.66%	4.03%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.19%	0.19%	0.18%	0.15%	0.11%

Net investment income	2.44%	2.80%	2.03%	2.24%	2.13%

Supplemental Data
Net assets, end of year (000)	$1,239,057	$1,106,956	$909,234	$736,575	$531,165

Portfolio turnover rate(e)(f)	6%	4%	40%	2%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Multi-Asset Income ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$24.96	$24.87	$25.63	$25.10	$24.64

Net investment income(a)	1.23	1.25	1.17	1.12	1.04
Net realized and unrealized gain (loss)(b)	(2.02)	0.16	(0.71)	0.58	0.65

Net increase (decrease) from investment operations	(0.79)	1.41	0.46	1.70	1.69

Distributions(c)
From net investment income	(1.21)	(1.31)	(1.22)	(1.15)	(1.04)
From net realized gain	—	—	—	—	(0.06)
Return of capital	(0.05)	(0.01)	—	(0.02)	(0.13)

Total distributions	(1.26)	(1.32)	(1.22)	(1.17)	(1.23)

Net asset value, end of year	$22.91	$24.96	$24.87	$25.63	$25.10

Total Return
Based on net asset value	(3.10)%	5.92%	1.85%	7.01%	7.26%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.22%	0.23%	0.24%	0.24%	0.24%

Net investment income	5.15%	5.14%	4.65%	4.48%	4.35%

Supplemental Data
Net assets, end of year (000)	$279,450	$341,893	$324,618	$329,325	$238,477

Portfolio turnover rate(e)(f)	66%	50%	64%	51%	35%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Aggressive Allocation	Diversified
Core Conservative Allocation	Diversified
Core Growth Allocation	Diversified
Core Moderate Allocation	Diversified
Morningstar Multi-Asset Income	Diversified

Each Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in other iShares funds (each, an “underlying fund,” collectively, the “underlying funds”). The financial statements and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2020:

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Core Aggressive Allocation
Morgan Stanley & Co. LLC	$8,686,481	$8,686,481		$—	$—

Core Conservative Allocation
JPMorgan Securities LLC	$3,579,292	$3,579,292		$—	$—
Morgan Stanley & Co. LLC	104,607	104,607		—	—
Virtu Americas LLC	851,230	851,230		—	—

	$4,535,129	$4,535,129		$—	$—

Core Growth Allocation
BofA Securities, Inc.	$3,732,784	$3,732,784		$—	$—
JPMorgan Securities LLC	9,410,705	9,410,705		—	—
Morgan Stanley & Co. LLC	4,174,188	4,174,188		—	—
Virtu Americas LLC	440,720	440,720		—	—

	$17,758,397	$17,758,397		$—	$—

Core Moderate Allocation
JPMorgan Securities LLC	$302,995	$302,995		$—	$—
Morgan Stanley & Co. LLC	2,194,051	2,194,051		—	—

	$2,497,046	$2,497,046		$—	$—

Morningstar Multi-Asset Income
Barclays Bank PLC	$2,261,362	$2,261,362		$—	$—
Barclays Capital Inc.	3,336,798	3,336,798		—	—
BNP Paribas Prime Brokerage International Ltd.	278,586	278,586		—	—
BNP Paribas Securities Corp.	170,046	170,046		—	—
BofA Securities, Inc.	6,301,056	6,301,056		—	—
Deutsche Bank Securities Inc.	322,580	322,580		—	—
Jefferies LLC	1,277,154	1,277,154		—	—
JPMorgan Securities LLC	3,417,948	3,417,948		—	—
Morgan Stanley & Co. LLC	1,406,906	1,406,906		—	—
State Street Bank & Trust Company	7,011	7,011		—	—
UBS AG	486,287	486,287		—	—
UBS Securities LLC	2,985,658	2,985,658		—	—
Wells Fargo Bank, National Association	1,421,874	1,421,874		—	—
Wells Fargo Securities LLC	2,918,736	2,918,736		—	—

	$26,592,002	$26,592,002		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For each of the iShares Core Aggressive Allocation, iShares Core Conservative Allocation, iShares Core Growth Allocation and iShares Core Moderate Allocation ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through November 30, 2021, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For the iShares Morningstar Multi-Asset Income ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2021 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.60% of average daily net assets.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended July 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core Aggressive Allocation	$23,319
Core Conservative Allocation	23,811
Core Growth Allocation	58,258
Core Moderate Allocation	34,159
Morningstar Multi-Asset Income	197,199

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core Aggressive Allocation	$—	$10,981,050	$(2,597,695)
Core Conservative Allocation	5,091,332	—	—
Core Growth Allocation	—	4,141,871	(964,152)
Core Moderate Allocation	10,033,420	—	—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Core Aggressive Allocation	$37,639,673	$38,420,290
Core Conservative Allocation	28,922,570	34,391,942
Core Growth Allocation	57,259,107	61,116,644
Core Moderate Allocation	65,959,298	76,261,875
Morningstar Multi-Asset Income	229,970,948	229,461,185

For the year ended July 31, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Aggressive Allocation	$157,261,325	$125,942,517
Core Conservative Allocation	287,865,985	150,922,766
Core Growth Allocation	376,225,078	323,682,898
Core Moderate Allocation	365,739,147	288,258,108
Morningstar Multi-Asset Income	120,818,183	135,563,903

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2020, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Core Aggressive Allocation	$17,941,780	$(17,941,780)
Core Conservative Allocation	11,025,203	(11,025,203)
Core Growth Allocation	33,771,287	(33,771,287)
Core Moderate Allocation	23,028,015	(23,028,015)
Morningstar Multi-Asset Income	(18,128,995)	18,128,995

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19
Core Aggressive Allocation
Ordinary income	$22,338,227	$22,465,318

Core Conservative Allocation
Ordinary income	$15,191,108	$14,216,890

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19
Core Growth Allocation
Ordinary income	$32,904,836	$32,096,022

Core Moderate Allocation
Ordinary income	$29,001,527	$28,700,097

Morningstar Multi-Asset Income
Ordinary income	$18,036,502	$16,652,386
Return of capital	760,853	67,126

	$18,797,355	$16,719,512

As of July 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Total
Core Aggressive Allocation	$(5,175,850)	$89,361,231		$84,185,381
Core Conservative Allocation	(1,401,974)	41,563,998		40,162,024
Core Growth Allocation	(4,175,936)	95,686,675		91,510,739
Core Moderate Allocation	(2,208,741)	75,568,931		73,360,190
Morningstar Multi-Asset Income	(18,638,198)	(25,185,313)		(43,823,511)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

As of July 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Aggressive Allocation	$935,804,780	$112,532,413	$(23,171,182)	$89,361,231
Core Conservative Allocation	661,612,705	46,093,007	(4,529,009)	41,563,998
Core Growth Allocation	1,337,283,063	120,079,173	(24,392,498)	95,686,675
Core Moderate Allocation	1,166,193,453	88,847,610	(13,278,679)	75,568,931
Morningstar Multi-Asset Income	331,837,869	5,852,523	(31,037,836)	(25,185,313)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future,

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

Core Aggressive Allocation
Shares sold	2,950,000	$157,597,840	5,800,000	$292,933,042
Shares redeemed	(2,450,000)	(126,844,211)	(4,950,000)	(253,476,427)

Net increase	500,000	$30,753,629	850,000	$39,456,615

Core Conservative Allocation
Shares sold	8,150,000	$288,503,582	6,000,000	$200,289,034
Shares redeemed	(4,350,000)	(152,285,794)	(4,800,000)	(160,593,533)

Net increase	3,800,000	$136,217,788	1,200,000	$39,695,501

Core Growth Allocation
Shares sold	8,300,000	$377,096,591	11,400,000	$487,932,915
Shares redeemed	(7,400,000)	(327,290,108)	(7,600,000)	(328,652,811)

Net increase	900,000	$49,806,483	3,800,000	$159,280,104

Core Moderate Allocation
Shares sold	9,450,000	$367,012,212	15,050,000	$550,284,776
Shares redeemed	(7,600,000)	(290,819,173)	(10,600,000)	(388,951,249)

Net increase	1,850,000	$76,193,039	4,450,000	$161,333,527

Morningstar Multi-Asset Income
Shares sold	4,850,000	$121,476,916	2,900,000	$71,121,752
Shares redeemed	(6,350,000)	(135,625,291)	(2,250,000)	(54,704,718)

Net increase (decrease)	(1,500,000)	$(14,148,375)	650,000	$16,417,034

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core Aggressive Allocation ETF,

iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF,

iShares Core Moderate Allocation ETF and iShares Morningstar Multi-Asset Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF and iShares Morningstar Multi-Asset Income ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Core Aggressive Allocation	33.61%
Core Conservative Allocation	11.97%
Core Growth Allocation	24.36%
Core Moderate Allocation	16.03%
Morningstar Multi-Asset Income	0.39%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Dividend Income
Core Aggressive Allocation	$15,577,387
Core Conservative Allocation	3,726,504
Core Growth Allocation	16,491,801
Core Moderate Allocation	9,541,525
Morningstar Multi-Asset Income	3,280,733

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Business Income
Core Aggressive Allocation	$149,448
Core Conservative Allocation	58,303
Core Growth Allocation	146,473
Core Moderate Allocation	91,008
Morningstar Multi-Asset Income	985,222

For the fiscal year ended July 31, 2020, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core Aggressive Allocation	$12,087,801	$1,128,785
Core Conservative Allocation	3,138,536	248,626
Core Growth Allocation	13,126,297	1,144,924
Core Moderate Allocation	8,003,449	647,938
Morningstar Multi-Asset Income	7,346,813	283,369

For the fiscal year ended July 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Core Aggressive Allocation	$3,312,399
Core Conservative Allocation	7,251,191
Core Growth Allocation	9,353,233
Core Moderate Allocation	12,071,884
Morningstar Multi-Asset Income	3,792,451

IMPORTANT TAX INFORMATION	47

Board Review and Approval of Investment Advisory Contract

iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. Broadridge was not able to identify other ETFs that were considered comparable to the Fund.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Morningstar Multi-Asset Income ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory Contract  (continued)

independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core Aggressive Allocation(a)	$1.030997	$—	$0.210894	$1.241891	83%	—%	17%	100%
Core Conservative Allocation(a)	0.823689	—	0.062911	0.886600	93	—	7	100
Core Growth Allocation(a)	0.951340	—	0.139300	1.090640	87	—	13	100
Core Moderate Allocation(a)	0.871977	—	0.085041	0.957018	91	—	9	100
Morningstar Multi-Asset Income(a)	1.209659	—	0.050432	1.260091	96	—	4	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Aggressive Allocation ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.0% and Less than 0.5%	616	44.54
At NAV	130	9.40
Less than 0.0% and Greater than –0.5%	634	45.85
Less than –0.5% and Greater than –1.0%	1	0.07

	1,383	100.00%

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Core Conservative Allocation ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	674	48.73%
At NAV	98	7.09
Less than 0.0% and Greater than –0.5%	610	44.11
Less than –6.0%	1	0.07

	1,383	100.00%

iShares Core Growth Allocation ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.07%
Greater than 0.0% and Less than 0.5%	685	49.54
At NAV	96	6.94
Less than 0.0% and Greater than –0.5%	599	43.31
Less than –0.5% and Greater than –1.0%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,383	100.00%

iShares Core Moderate Allocation ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.0% and Less than 0.5%	676	48.89
At NAV	100	7.23
Less than 0.0% and Greater than –0.5%	604	43.67
Less than –0.5% and Greater than –1.0%	1	0.07

	1,383	100.00%

iShares Morningstar Multi-Asset Income ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	1	0.07
Greater than 0.0% and Less than 0.5%	782	56.55
At NAV	104	7.52
Less than 0.0% and Greater than –0.5%	491	35.51

	1,383	100.00%

SUPPLEMENTAL INFORMATION	53

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of July 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005) ; Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	55

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-704-0720

JULY 31, 2020

2020 Annual Report

iShares Trust

•	iShares Edge MSCI Min Vol EAFE ETF | EFAV | Cboe BZX
•	iShares Edge MSCI Min Vol Europe ETF | EUMV | NYSE Arca
•	iShares Edge MSCI Min Vol Japan ETF | JPMV | NYSE Arca
•	iShares Edge MSCI Min Vol USA ETF | USMV | Cboe BZX
•	iShares Edge MSCI Min Vol USA Small-Cap ETF | SMMV | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

BlackRock, Inc.

Rob Kapito

BlackRock, Inc.

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a positive return during the 12 months ended July 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.20% in U.S. dollar terms for the reporting period.

Global stocks posted steady gains for the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading afflicted countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors tried to project the length of the disruption and its ultimate economic impact. Beginning in late March 2020, massive stimulus from the world’s largest central banks and governments, as well as tentative success with slowing the virus’ transmission and optimism surrounding potential vaccines, led to a recovery in equity prices.

In the U.S., following the issuance of stay-at-home orders and other restrictions on public gatherings and nonessential work, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Unemployment increased dramatically as record jobless claims brought the unemployment rate up to 14.7% in April 2020, the highest rate since the Great Depression.

In response to the pandemic, the federal government enacted several rounds of stimulus spending, including the U.S. $1.8 trillion CARES act, followed by an additional U.S. $484 billion in aid for small businesses and hospitals. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by enacting two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The combination of Fed intervention, support from government stimulus, and optimism surrounding development of a coronavirus vaccine led to a significant recovery in U.S. stock prices. By the end of the reporting period many stocks had recovered to near their pre-coronavirus highs.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans, and in July 2020 Eurozone countries reached a historic deal for a collective €750 billion stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. Nonetheless, the stock recovery in Europe was relatively muted compared to other parts of the world, and overall returns were negative for the reporting period.

Asia-Pacific stocks posted a solid return despite a sharp decline when the coronavirus outbreaks worsened. The Chinese economy weakened initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and canceled existing orders. By the end of the reporting period, however, progress in many Asian countries in reducing infections and signs of economic recovery in China led to a significant rise in Asia-Pacific equity markets.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Min Vol EAFE ETF

Investment Objective

The iShares Edge MSCI Min Vol EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada, as represented by the MSCI EAFE Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(3.51)%	3.08%	6.55%	(3.51)%	16.40%	74.63%
Fund Market	(3.33)	3.03	6.50	(3.33)	16.11	73.99
Index	(3.51)	3.12	6.61	(3.51)	16.59	75.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$906.70	$0.95		$1,000.00	$1,023.90	$1.01		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Min Vol EAFE ETF

Portfolio Management Commentary

Lower-volatility stocks in developed markets outside the U.S. and Canada declined modestly during the reporting period, as the coronavirus pandemic, trade tensions, and a global recession negatively impacted markets. Equities in Japan, where a sales tax increase also weighed on the economy, detracted from the Index’s return. The industrials sector was the largest detractor in Japan, as railway company revenue decreased due to a decline in travel driven by coronavirus-related restrictions. An increase in cross-shareholding between companies in the road and rail industry also discouraged foreign investors. The real estate sector declined materially, as investors delayed transactions due to the difficulties of inspecting properties during the pandemic.

Stocks in Hong Kong, which experienced a deep recession, civil disorder, trade tensions, and substantial policy changes during the reporting period, also detracted from the Index’s return. The utilities sector detracted the most amid investor concerns about the sustainability of dividend payments. The industrials sector also declined, with decreased ridership during the pandemic and disruptions in transportation due to civil disturbances reducing profits.

Singaporean equities were detractors, as a coronavirus-driven decline in trade negatively impacted the nation’s economy. The industrials sector detracted the most from the Index’s performance, particularly the transportation industry, with demand for air travel decreasing substantially during the pandemic.

On the upside, Swiss stocks posted gains amid indications that economic activity rose after pandemic-related restrictions ended. The materials sector contributed the most, as makers of food additives in the specialty chemicals industry benefited from high demand for food products and beverages. Healthcare stocks also advanced, with pharmaceuticals companies benefiting from high sales of diagnostic tests for the coronavirus.

Danish stocks also posted gains, as businesses reopened after relatively effective measures lowered coronavirus infection rates. The healthcare sector made the most significant contribution, with the pandemic driving increased demand for healthcare supplies.

In terms of relative performance, the Index underperformed the broader market, as measured by the MSCI EAFE Index. Coronavirus-related disruption significantly influenced global market volatility, as developed market governments responded with substantial fiscal and monetary stimulus, contributing to a high-volatility advance concentrated in information technology and healthcare stocks. The minimum-volatility strategy trailed the broader market during this advance. From a country perspective, stock selection in Japan detracted from performance, while stock selection and an underweight position in the U.K. contributed to relative return. Looking at sectors, stock selection in the industrials sector weighed on performance while an underweight position in the energy sector benefited relative return.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	18.0%
Health Care	15.4
Industrials	14.9
Financials	14.0
Communication Services	10.2
Utilities	8.6
Consumer Discretionary	6.5
Materials	4.8
Real Estate	3.9
Information Technology	3.5
Energy	0.2

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	28.9%
Switzerland	14.8
United Kingdom	9.7
Hong Kong	7.5
France	6.1
Australia	6.1
Denmark	4.6
Germany	4.2
Singapore	2.9
Belgium	2.5

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Min Vol Europe ETF

Investment Objective

The iShares Edge MSCI Min Vol Europe ETF (the “Fund”) seeks to track the investment results of an index composed of European developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader European developed equity markets, as represented by the MSCI Europe Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	4.78%	3.73%	3.24%	4.78%	20.11%	21.68%
Fund Market	4.61	3.60	3.12	4.61	19.33	20.87
Index	4.82	3.74	3.28	4.82	20.17	21.96

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$958.90	$1.22		$1,000.00	$1,023.60	$1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Min Vol Europe ETF

Portfolio Management Commentary

European developed market stocks with lower-volatility characteristics advanced during the reporting period. Markets declined sharply in the first quarter of 2020 due to the coronavirus pandemic but rallied in the second quarter as central banks responded with broad monetary stimulus. Lower-volatility Swiss stocks were the largest contributors to the Index’s return, as investors were attracted to the relatively steady Swiss economy. The materials sector contributed the most to the Index’s performance, as elevated consumer demand for packaged foods and household goods and cleaning supplies boosted profits of suppliers of ingredients for flavors and fragrances. The clamor for goods to fight the coronavirus also increased demand for air freight services in the industrials sector.

Overall, the healthcare sector was a key contributor to the Index’s return in Switzerland, Denmark, and Germany. In addition to the demand for coronavirus testing, treatment, and vaccine development, pharmaceuticals companies reported steady growth as other drug sales remained relatively unaffected by the pandemic.

On the downside, French equities were the largest detractors from the Index’s return, driven by declines in the real estate sector, particularly among investment companies with hotel properties. With tourism at a standstill for much of the spring due to coronavirus-related restrictions, the majority of hotels across Europe temporarily closed and laid off staff amid other cost-cutting measures. U.K. equities also detracted from the Index’s return as declining global oil demand seriously weakened the energy sector. Crude oil prices dropped over 30% in early April 2020 and hit their lowest levels since the 1998 oil price crisis. Integrated oil and gas companies reported large income losses, layoffs, and heavy cost-cutting measures.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI Europe Index. The minimum-volatility strategy, which tends to outperform when markets become volatile, held its value relatively well amid the turbulence of the coronavirus pandemic. Stock selection in the U.K. and an underweight position in U.K. equities relative to the broader market was a large contributor to relative return. Stock selection within the Netherlands detracted slightly from relative return. From a sector perspective, stock selection within the financials sector contributed to relative return, as did an underweight position in banks. In contrast, underweight positions in the information technology sector, including not holding stocks in the semiconductors and semiconductor equipment industry, detracted from relative return.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	20.3%
Health Care	17.3
Financials	14.9
Industrials	11.0
Utilities	10.2
Communication Services	8.9
Materials	5.5
Consumer Discretionary	4.7
Real Estate	4.2
Information Technology	2.4
Energy	0.6

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Switzerland	21.0%
United Kingdom	17.1
France	12.0
Germany	11.3
Denmark	6.7
Netherlands	6.6
Spain	5.2
Belgium	4.2
Italy	4.2
Sweden	3.6

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Min Vol Japan ETF

Investment Objective

The iShares Edge MSCI Min Vol Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities that, in the aggregate, have lower volatility characteristics relative to the broader Japanese equity markets, as represented by the MSCI Japan Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(5.38)%	2.48%	4.51%	(5.38)%	13.02%	31.25%
Fund Market	(4.71)	2.51	4.53	(4.71)	13.19	31.39
Index	(5.35)	2.65	4.67	(5.35)	13.98	32.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$877.60	$1.40		$1,000.00	$1,023.40	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	9

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Min Vol Japan ETF

Portfolio Management Commentary

Low-volatility Japanese stocks declined for the reporting period. In 2019, slowing economic activity and ongoing trade tensions between the U.S. and China weighed on Japan’s export-reliant economy. As the coronavirus spread in 2020, domestic spending slowed, industrial production declined, and travel restrictions led to sharply reduced leisure and business travel, weighing heavily on stocks. Subsequent virus outbreaks dimmed prospects of a rapid recovery.

The industrials sector detracted the most from the Index’s return, led by the transportation industry. Demand for high-speed train travel declined sharply, falling by 95% on some rail lines, as leisure and commuter passenger volumes contracted during government-mandated lockdowns. Reduced demand for domestic and international travel as passengers postponed travel plans weighed on profits in the airlines industry.

The financials sector also detracted from the Index’s performance. The insurance industry weakened amid lower sales and declining investment yields during the pandemic. Premium collections declined as automobile sales slowed and businesses reduced operations or declared bankruptcy. Banks, already constrained by negative domestic interest rates and lower consumer and corporate transactions, were further challenged by declining interest rates abroad as Japanese banks increasingly rely on overseas loans to generate income.

The real estate sector detracted modestly from the Index’s performance. Companies cancelled leases and reduced workspace, leading to increased commercial office vacancies.

In terms of relative performance, the Index underperformed the broader market, as measured by the MSCI Japan Index. The information technology and healthcare sectors led the market rally following the coronavirus-related declines. The minimum volatility factor trailed the broader market’s rebound given its limited exposure to these sectors. In the process of seeking exposure to lower-volatility stocks, the Index increased exposure in the information technology and communication services sectors and shifted to an underweight position in the real estate sector. The mix of stocks in the industrials sector, particularly an overweight position in the road and rail industry, drove relative detraction. Positioning in the information technology sector also weighed on performance. Conversely, stock selection among consumer staples stocks contributed modestly to relative return.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	20.1%
Consumer Discretionary	17.6
Consumer Staples	14.4
Information Technology	10.8
Communication Services	10.2
Financials	8.7
Health Care	8.6
Utilities	5.8
Real Estate	2.3
Materials	1.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Nitori Holdings Co. Ltd.	2.0%
Chugai Pharmaceutical Co. Ltd.	1.6
Softbank Corp.	1.6
Toyo Suisan Kaisha Ltd.	1.6
Nippon Telegraph & Telephone Corp.	1.6
KDDI Corp.	1.6
NEC Corp.	1.6
Secom Co. Ltd.	1.5
NTT Docomo Inc.	1.5
Keyence Corp.	1.5

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Min Vol USA ETF

Investment Objective

The iShares Edge MSCI Min Vol USA ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market, as represented by the MSCI USA Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.18%	10.90%	13.28%	3.18%	67.74%	199.18%
Fund Market	3.18	10.89	13.28	3.18	67.66	199.16
Index	3.34	11.07	13.47	3.34	69.06	203.36

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$954.20	$0.73		$1,000.00	$1,024.10	$0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	11

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Min Vol USA ETF

Portfolio Management Commentary

Stocks of companies with lower-volatility characteristics advanced modestly for the reporting period. The information technology sector contributed the most to the Index’s return, advancing strongly as social distancing requirements drove sharply higher use of technology products and services by people staying at home. Software stocks gained notably, driven by increased demand for cloud-based subscriptions of business productivity, design, and marketing software. Companies that create products which facilitate remote working, such as virtual private networks, also advanced. The information technology services industry strengthened, driven by increased demand for tools that facilitate online banking and financial transactions.

The materials and consumer staples sectors also contributed notably to the Index’s performance. While prices for some types of materials declined as the economy entered a recession, the price of gold reached an all-time high late in the reporting period, boosting the metals and mining industry. Makers of household products drove performance in the consumer staples sector, due to higher sales of cleaning products as consumers and businesses tried to prevent coronavirus transmission by disinfecting surfaces.

On the downside, the financials sector detracted the most from the Index’s return, driven by weakness in the insurance industry. Property and casualty insurance companies faced headwinds due to concerns about higher claims for accidents, trade credit defaults, and travel arising from the pandemic. Declining bond yields also pressured insurers, who generate income from investing premium payments. The real estate sector also declined, as residential real estate investment trusts faced higher rent delinquencies.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI USA Index. Stocks with low-volatility characteristics trailed the broader market during the stock market rebound that followed the pandemic-related downturn. Positioning in the information technology sector was the largest relative detractor. Stock selection in the consumer discretionary sector also detracted, while positioning in the energy sector and stock selection in the materials sector contributed. Exposure to the information technology sector was increased significantly during the reporting period, although the sector maintained an underweight position relative to the broader market.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	22.1%
Health Care	16.3
Consumer Staples	12.2
Financials	11.8
Utilities	8.4
Industrials	7.2
Consumer Discretionary	6.8
Communication Services	6.5
Real Estate	4.9
Materials	2.8
Energy	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
NextEra Energy Inc.	1.7%
T-Mobile U. S. Inc.	1.5
McDonald’s Corp.	1.5
Microsoft Corp.	1.5
Verizon Communications Inc.	1.5
PepsiCo Inc.	1.5
Waste Management Inc.	1.4
Newmont Corp.	1.4
Regeneron Pharmaceuticals Inc.	1.4
Merck & Co. Inc.	1.4

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Min Vol USA Small-Cap ETF

Investment Objective

The iShares Edge MSCI Min Vol USA Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that, in the aggregate, have lower volatility characteristics relative to the small-capitalization U.S. equity market, as represented by the MSCI USA Small Cap Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(10.73)%	6.36%	(10.73)%	27.16%
Fund Market	(10.80)	6.37	(10.80)	27.20
Index	(10.53)	6.60	(10.53)	28.28

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/7/16. The first day of secondary market trading was 9/9/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$853.20	$0.92		$1,000.00	$1,023.90	$1.01		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	13

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Min Vol USA Small-Cap ETF

Portfolio Management Commentary

Stocks of small-market-capitalization companies with lower-volatility characteristics declined significantly for the reporting period. The financials sector was the largest detractor from the Index’s performance, driven by weakness in the mortgage real estate investment trust (“REIT”) industry. Mortgage REITs faced significant headwinds, pressured by the economic consequences of the coronavirus outbreak on the property and lending markets. As unemployment increased sharply following pandemic-related restrictions, the number of Americans missing mortgage payments, which provide the cash flows for mortgage REITs, grew significantly. Additionally, the declining value of mortgages that mortgage REITs hold as loan collateral led to forced liquidations, further pressuring mortgage REIT prices. The insurance industry declined, particularly property and casualty insurers. Increased provisions for property, event and business interruption, and accident claims weighed on the industry. Lower bond yields also pressured insurers, who generate income from investing premium payments.

Reduced demand for power following coronavirus-related closures weighed on stocks in the utilities sector, particularly the electric utilities industry. The consumer discretionary and industrials sectors detracted more modestly. Declines in the consumer services industry pressured the consumer discretionary sector, due to lower demand for international educational services and a sharp reduction in restaurant visits in the wake of the coronavirus pandemic. The commercial and professional services industry drove detraction in the industrials sector amid declines in live events and travel. On the upside, the materials sector advanced modestly due to strength in the metals and mining industry, as gold prices reached new highs late in the reporting period.

In terms of relative performance, the Index underperformed the broader market for small-company stocks, as represented by the MSCI USA Small Cap Index. Stocks with low-volatility characteristics trailed the broader market during the rebound that followed the pandemic-related downturn. Positioning in the information technology sector was the largest detractor from relative performance, while stock selection in the real estate sector contributed to performance. Exposure to the healthcare sector increased while exposure to the financials sector declined, with both sectors ending the reporting period in-line with the broader market.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Health Care	15.5%
Information Technology	13.7
Financials	12.6
Real Estate	11.9
Industrials	9.8
Consumer Discretionary	9.1
Consumer Staples	8.4
Materials	6.9
Utilities	6.6
Communication Services	5.1
Energy	0.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Pool Corp.	1.5%
Royal Gold Inc.	1.4
Flowers Foods Inc.	1.4
LogMeIn Inc.	1.4
American Homes 4 Rent, Class A	1.3
Wright Medical Group NV	1.3
Equity Commonwealth	1.3
IDACORP Inc.	1.2
CubeSmart	1.2
Life Storage Inc.	1.2

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE/SHAREHOLDER EXPENSES	15

Schedule of Investments July 31, 2020	iShares® Edge MSCI Min Vol EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.0%
Aurizon Holdings Ltd.	10,813,447	$34,509,153
AusNet Services	10,938,095	13,962,778
Australia & New Zealand Banking Group Ltd.	762,822	9,825,161
Brambles Ltd.	1,342,538	10,378,999
Cochlear Ltd.	47,321	6,455,356
Commonwealth Bank of Australia	1,044,108	53,313,298
CSL Ltd.	155,125	30,048,065
Dexus	1,015,751	6,199,076
Insurance Australia Group Ltd.	3,396,725	12,399,047
Medibank Pvt Ltd.	6,814,071	13,780,529
National Australia Bank Ltd.	764,396	9,680,978
Newcrest Mining Ltd.	1,944,290	49,053,163
Ramsay Health Care Ltd.	258,315	11,481,836
Sonic Healthcare Ltd.	2,653,450	61,083,804
Suncorp Group Ltd.	1,132,432	6,943,659
Telstra Corp. Ltd.	11,108,599	26,687,890
Transurban Group	5,035,901	49,874,780
Wesfarmers Ltd.	3,112,752	103,914,067
Westpac Banking Corp.	1,418,282	17,382,602
Woolworths Group Ltd.	3,979,758	110,395,981

		637,370,222

Belgium — 2.5%
Colruyt SA	907,553	53,186,869
Groupe Bruxelles Lambert SA	997,518	86,957,531
Proximus SADP	2,290,860	47,433,571
UCB SA	561,011	72,210,598

		259,788,569

Denmark — 4.5%
Carlsberg AS, Class B	358,671	52,844,131
Chr Hansen Holding A/S	74,905	8,526,730
Coloplast A/S, Class B	940,134	160,603,333
DSV PANALPINA A/S	52,412	7,214,435
Genmab A/S(a)	70,150	24,045,446
H Lundbeck A/S	207,569	7,576,245
Novo Nordisk A/S, Class B	1,653,713	109,457,257
Orsted A/S(b)	341,072	48,789,165
Tryg A/S	1,935,167	57,176,471

		476,233,213

Finland — 1.6%
Elisa OYJ	1,326,281	79,137,791
Neste OYJ	169,211	7,779,577
Nokia OYJ	2,793,026	13,409,177
Sampo OYJ, Class A	1,836,287	66,597,123

		166,923,668

France — 6.1%
Aeroports de Paris	209,301	19,799,874
Air Liquide SA	422,971	69,822,781
Alstom SA(a)	554,705	30,979,982
BioMerieux	36,041	5,860,041
Casino Guichard Perrachon SA(a)(c)	425,486	11,874,037
Danone SA	668,235	44,677,221
EssilorLuxottica SA(a)	288,742	38,309,276
Eurazeo SE(a)	108,408	5,676,362
Getlink SE(a)	1,452,492	21,864,688
Hermes International	133,433	108,271,734
L’Oreal SA(c)	161,457	54,031,179
Orange SA	5,671,157	66,471,288

Security	Shares	Value

France (continued)
Pernod Ricard SA	247,728	$42,768,999
Sanofi	951,765	99,659,665
Thales SA	287,048	20,827,685

		640,894,812

Germany — 4.2%
adidas AG(a)	42,220	11,677,492
Beiersdorf AG	513,138	61,376,369
Deutsche Boerse AG	205,892	37,640,041
Deutsche Telekom AG, Registered	6,546,458	109,653,903
Fraport AG Frankfurt Airport Services Worldwide(a)	110,394	4,310,461
Hannover Rueck SE	397,454	67,396,471
Henkel AG & Co. KGaA	255,332	22,237,150
Knorr-Bremse AG	294,744	34,640,870
Merck KGaA	344,564	44,024,639
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	78,586	20,890,201
Siemens Healthineers AG(b)	303,983	15,800,059
Symrise AG	77,168	9,677,185
Telefonica Deutschland Holding AG	1,889,970	5,196,118

		444,520,959

Hong Kong — 7.5%
BeiGene Ltd., ADR(a)	29,690	6,205,210
BOC Hong Kong Holdings Ltd.	3,395,000	9,461,949
CK Infrastructure Holdings Ltd.	6,931,500	36,132,306
CLP Holdings Ltd.	12,737,500	120,633,339
Dairy Farm International Holdings Ltd.	5,414,100	23,172,348
Hang Seng Bank Ltd.(c)	2,880,400	45,304,735
HK Electric Investments & HK Electric Investments Ltd.	42,473,000	43,951,570
HKT Trust & HKT Ltd.	51,014,349	75,170,172
Hong Kong & China Gas Co. Ltd.(c)	63,647,761	91,321,915
Jardine Matheson Holdings Ltd.	960,300	39,295,476
Jardine Strategic Holdings Ltd.(c)	1,671,000	33,754,200
Link REIT	3,868,500	30,023,777
MTR Corp. Ltd.(c)	17,090,248	84,897,751
PCCW Ltd.	68,067,000	38,380,015
Power Assets Holdings Ltd.	20,032,500	111,532,912

		789,237,675

Ireland — 1.3%
Kerry Group PLC, Class A	852,555	112,912,379
Kingspan Group PLC	306,011	21,982,873

		134,895,252

Israel — 1.6%
Azrieli Group Ltd.	96,561	4,626,186
Bank Hapoalim BM	5,644,710	33,596,995
Bank Leumi Le-Israel BM	8,380,980	41,975,722
Check Point Software Technologies Ltd.(a)(c)	165,650	20,764,228
Elbit Systems Ltd.	45,681	6,417,964
Isracard Ltd.	1	2
Mizrahi Tefahot Bank Ltd.	1,801,064	37,172,669
Nice Ltd.(a)	109,467	22,271,455

		166,825,221

Italy — 1.7%
Assicurazioni Generali SpA	2,017,367	30,200,890
DiaSorin SpA	271,349	53,264,450
Enel SpA	1,718,873	15,709,712
Recordati SpA	342,728	18,334,679
Snam SpA	9,070,460	48,266,183

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Terna Rete Elettrica Nazionale SpA	2,117,209	$15,787,699

		181,563,613

Japan — 28.7%
ABC-Mart Inc.	528,800	27,907,916
Ajinomoto Co. Inc.	1,322,600	23,817,558
ANA Holdings Inc.(a)	1,842,800	37,873,871
Asahi Group Holdings Ltd.	704,400	22,944,799
Asahi Intecc Co. Ltd.	423,100	11,797,019
Astellas Pharma Inc.	343,300	5,357,467
Bandai Namco Holdings Inc.	175,800	9,678,727
Bridgestone Corp.	664,400	19,442,482
Calbee Inc.	180,100	5,714,892
Canon Inc.	3,220,400	51,048,807
Central Japan Railway Co.	204,400	24,561,638
Chugai Pharmaceutical Co. Ltd.	3,094,300	138,604,037
Chugoku Electric Power Co. Inc. (The)	4,385,600	53,425,261
Daiwa House REIT Investment Corp.	28,309	73,550,386
East Japan Railway Co.	1,018,800	58,499,336
Fast Retailing Co. Ltd.	12,300	6,520,524
FUJIFILM Holdings Corp.	426,300	19,018,794
Hankyu Hanshin Holdings Inc.	440,300	12,555,609
Hikari Tsushin Inc.	85,900	18,523,787
Japan Airlines Co. Ltd.	1,842,400	29,823,774
Japan Post Bank Co. Ltd.	6,638,200	49,348,578
Japan Post Holdings Co. Ltd.	10,651,900	72,265,278
Japan Real Estate Investment Corp.	7,949	40,598,316
Japan Tobacco Inc.	2,364,100	40,515,929
Kamigumi Co. Ltd.	433,600	7,865,741
Kao Corp.	237,000	17,116,542
KDDI Corp.	1,765,900	54,431,742
Keihan Holdings Co. Ltd.	644,900	26,105,855
Keio Corp.	557,900	27,649,636
Keisei Electric Railway Co. Ltd.	278,200	6,754,369
Keyence Corp.	172,300	72,061,912
Kintetsu Group Holdings Co. Ltd.	1,594,200	61,819,919
Kirin Holdings Co. Ltd.	406,700	7,823,965
Kyowa Kirin Co. Ltd.	313,800	7,716,637
Kyushu Electric Power Co. Inc.	1,294,400	10,822,374
Kyushu Railway Co.	2,449,700	48,146,000
Lawson Inc.	804,000	39,922,444
Maruichi Steel Tube Ltd.	205,000	4,833,680
McDonald’s Holdings Co. Japan Ltd.	1,089,600	51,939,695
MEIJI Holdings Co. Ltd.	495,900	38,741,455
Mitsubishi Heavy Industries Ltd.	208,800	4,831,450
Mizuho Financial Group Inc.	52,216,300	63,017,118
MonotaRO Co. Ltd.	555,900	23,686,082
MS&AD Insurance Group Holdings Inc.	282,400	7,040,636
Nagoya Railroad Co. Ltd.	2,076,600	52,361,823
NEC Corp.	1,143,600	63,707,595
NH Foods Ltd.	162,000	7,086,447
Nippon Building Fund Inc.	14,687	82,234,976
Nippon Paint Holdings Co. Ltd.	893,800	60,696,907
Nippon Prologis REIT Inc.	28,320	97,632,082
Nippon Telegraph & Telephone Corp.	3,125,800	72,239,594
Nissin Foods Holdings Co. Ltd.	176,300	15,807,472
Nitori Holdings Co. Ltd.	240,400	52,682,001
NTT Docomo Inc.	5,045,900	138,758,671
Obic Co. Ltd.	38,300	6,850,024
Odakyu Electric Railway Co. Ltd.	1,018,400	21,152,051
Olympus Corp.	370,900	6,607,303

Security	Shares	Value

Japan (continued)
Ono Pharmaceutical Co. Ltd.	1,196,000	$33,522,614
Oracle Corp. Japan	98,900	11,860,891
Oriental Land Co. Ltd.	635,500	76,154,214
Osaka Gas Co. Ltd.	370,300	6,808,505
Pan Pacific International Holdings Corp.	1,164,000	26,455,046
PeptiDream Inc.(a)	872,100	35,014,324
Santen Pharmaceutical Co. Ltd.	1,187,500	19,991,961
Secom Co. Ltd.	834,200	71,648,257
Seibu Holdings Inc.	880,800	7,847,476
Sekisui House Ltd.	1,496,600	27,149,142
Seven & i Holdings Co. Ltd.	966,700	29,312,780
Seven Bank Ltd.	1,894,500	4,604,999
SG Holdings Co. Ltd.	1,944,700	71,181,207
Shimamura Co. Ltd.	323,000	22,392,793
Shimano Inc.	79,200	17,228,790
Shionogi & Co. Ltd.	414,000	24,507,954
Softbank Corp.	1,858,200	24,859,774
Sohgo Security Services Co. Ltd.	142,100	6,672,907
Suntory Beverage & Food Ltd.	1,385,000	52,070,131
Sysmex Corp.	154,600	11,889,271
Takeda Pharmaceutical Co. Ltd.	403,600	14,337,668
Tobu Railway Co. Ltd.	1,173,200	32,689,371
Toho Co. Ltd.	324,000	9,606,923
Tokio Marine Holdings Inc.	345,700	14,504,163
Tokyo Gas Co. Ltd.	962,300	20,300,862
Tokyu Corp.	372,300	4,126,885
Toyo Suisan Kaisha Ltd.	1,212,600	73,400,549
Tsuruha Holdings Inc.	79,700	10,998,042
USS Co. Ltd.	337,300	5,011,806
Welcia Holdings Co. Ltd.	613,400	56,275,229
West Japan Railway Co.	1,064,600	45,592,630
Yamada Denki Co. Ltd.	10,062,200	43,492,154
Yamazaki Baking Co. Ltd.	407,200	6,809,133

		3,031,857,434

Netherlands — 2.4%
Davide Campari-Milano NV	678,171	6,826,891
Heineken Holding NV	103,848	9,007,399
Heineken NV	230,889	22,453,677
Koninklijke Ahold Delhaize NV	2,458,141	71,128,212
Koninklijke KPN NV	4,621,802	11,990,826
Koninklijke Vopak NV	268,475	14,714,812
QIAGEN NV(a)	591,729	29,507,172
Unilever NV	896,762	53,105,884
Wolters Kluwer NV	517,880	40,944,601

		259,679,474

New Zealand — 0.8%
Auckland International Airport Ltd.	5,544,118	23,562,713
Fisher & Paykel Healthcare Corp. Ltd.	725,180	17,390,836
Meridian Energy Ltd.	4,817,736	15,597,372
Spark New Zealand Ltd.	8,046,111	26,424,397

		82,975,318

Norway — 1.2%
Gjensidige Forsikring ASA(a)	983,473	20,191,915
Mowi ASA	895,031	16,148,089
Orkla ASA	5,071,769	49,997,888
Telenor ASA	2,504,423	38,853,817

		125,191,709

Singapore — 2.9%
Ascendas REIT	4,397,336	11,351,688

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
CapitaLand Mall Trust	12,190,300	$16,801,332
DBS Group Holdings Ltd.	1,585,500	22,858,116
Oversea-Chinese Banking Corp. Ltd.(c)	5,581,199	34,839,250
Singapore Airlines Ltd.	8,297,599	20,694,078
Singapore Exchange Ltd.	7,001,800	41,715,676
Singapore Technologies Engineering Ltd.	18,970,100	45,236,073
Singapore Telecommunications Ltd.	31,967,300	57,812,954
United Overseas Bank Ltd.	2,001,300	28,298,116
Wilmar International Ltd.	7,325,300	24,679,418

		304,286,701

Spain — 1.1%
Aena SME SA(a)(b)	145,882	19,027,352
Endesa SA	1,309,999	37,239,733
Iberdrola SA	1,874,454	24,204,636
Iberdrola SA, New	42,924	554,273
Red Electrica Corp. SA	1,920,187	37,510,659

		118,536,653

Sweden — 0.9%
ICA Gruppen AB	766,262	37,743,702
Telefonaktiebolaget LM Ericsson, Class B	2,662,930	30,698,179
Telia Co. AB	7,478,611	29,148,276

		97,590,157

Switzerland — 14.7%
Alcon Inc.(a)	97,206	5,877,025
Baloise Holding AG, Registered	371,885	56,741,385
Barry Callebaut AG, Registered	17,772	37,099,074
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	8,413	65,291,613
Chocoladefabriken Lindt & Spruengli AG, Registered	373	32,022,975
EMS-Chemie Holding AG, Registered	134,128	115,963,144
Geberit AG, Registered	59,890	33,128,117
Givaudan SA, Registered	40,004	165,389,737
Kuehne + Nagel International AG, Registered(a)	277,708	47,897,532
Logitech International SA, Registered	501,516	36,540,047
Nestle SA, Registered	1,376,174	163,531,284
Novartis AG, Registered	1,431,602	118,767,729
Partners Group Holding AG	38,444	37,239,588
Roche Holding AG, NVS	416,664	144,781,236
Schindler Holding AG, Registered	267,346	66,711,599
SGS SA, Registered	2,221	5,837,541
Sonova Holding AG, Registered(a)	103,595	23,413,358
Swiss Life Holding AG, Registered	72,854	26,660,544
Swiss Prime Site AG, Registered	533,393	48,754,126
Swiss Re AG	253,037	19,960,355
Swisscom AG, Registered	298,508	159,409,900
Zurich Insurance Group AG	386,591	142,873,359

		1,553,891,268

United Kingdom — 9.6%
Admiral Group PLC	1,944,978	61,266,788
Associated British Foods PLC	258,491	5,988,104
AstraZeneca PLC	665,876	74,548,957
BAE Systems PLC	4,604,837	29,626,936

Security	Shares	Value

United Kingdom (continued)
British American Tobacco PLC	263,374	$8,726,648
Bunzl PLC	619,332	17,866,948
Croda International PLC	266,068	20,009,970
Diageo PLC	2,868,014	105,437,124
Direct Line Insurance Group PLC	15,371,203	59,797,804
Experian PLC	816,737	28,696,556
GlaxoSmithKline PLC	5,120,921	102,821,020
Halma PLC	292,704	8,367,307
HSBC Holdings PLC	7,690,815	34,542,323
Imperial Brands PLC	753,324	12,616,290
National Grid PLC	9,191,731	108,625,545
Ocado Group PLC(a)	710,612	19,147,879
Reckitt Benckiser Group PLC	261,355	26,433,763
RELX PLC	3,228,861	68,441,742
Rentokil Initial PLC	995,104	6,977,045
RSA Insurance Group PLC	1,094,000	6,161,338
Sage Group PLC (The)	1,065,133	10,196,914
Severn Trent PLC	651,579	20,952,331
Smith & Nephew PLC	3,230,206	64,336,598
Tesco PLC	3,859,104	10,996,272
Unilever PLC	1,191,137	71,492,765
United Utilities Group PLC	1,214,193	14,342,650
Wm Morrison Supermarkets PLC	7,984,239	19,580,592

		1,017,998,209

Total Common Stocks — 99.3% (Cost: $10,268,186,183)		10,490,260,127

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(d)(e)(f)	123,121,241	123,256,674
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(d)(e)	2,170,000	2,170,000

		125,426,674

Total Short-Term Investments — 1.2% (Cost: $125,351,022)		125,426,674

Total Investments in Securities — 100.5% (Cost: $10,393,537,205)		10,615,686,801

Other Assets, Less Liabilities — (0.5)%		(56,491,159)

Net Assets — 100.0%		$10,559,195,642

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol EAFE ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$45,138,991	$78,062,457	(a)	$—		$(9,526)	$64,752	$123,256,674	123,121,241	$533,459	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,645,000	—		(475,000	)(a)	—	—	2,170,000	2,170,000	58,399		—

						$(9,526)	$64,752	$125,426,674		$591,858		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
2-Year U.S. Treasury Note	60	09/30/20	$13,259	$15,280
ASX SPI 200 Index	129	09/17/20	13,595	22,057
Euro STOXX 50 Index	315	09/18/20	11,856	(132,652)
FTSE 100 Index	131	09/18/20	10,121	(580,643)
TOPIX Index	127	09/10/20	17,976	(1,288,335)

				$(1,964,293)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$37,337

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,001,630

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$4,209,247

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(3,270,228)

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol EAFE ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$75,221,555

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$10,489,705,854	$554,273	$—	$10,490,260,127
Money Market Funds	125,426,674	—	—	125,426,674

	$10,615,132,528	$554,273	$—	$10,615,686,801

Derivative financial instruments(a)
Assets
Futures Contracts	$37,337	$—	$—	$37,337
Liabilities
Futures Contracts	(2,001,630)	—	—	(2,001,630)

	$(1,964,293)	$—	$—	$(1,964,293)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® Edge MSCI Min Vol Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.1%
Verbund AG	351	$18,487

Belgium — 4.1%
Colruyt SA	4,019	235,532
Groupe Bruxelles Lambert SA	4,598	400,825
Proximus SADP	9,905	205,089
Telenet Group Holding NV	566	22,087
UCB SA	3,085	397,086

		1,260,619

Denmark — 6.6%
Carlsberg AS, Class B	1,954	287,889
Chr Hansen Holding A/S	737	83,896
Coloplast A/S, Class B	2,557	436,813
DSV PANALPINA A/S	807	111,082
Genmab A/S(a)	414	141,907
H Lundbeck A/S	1,345	49,092
Novo Nordisk A/S, Class B	6,222	411,827
Orsted A/S(b)	1,822	260,631
Tryg A/S	8,325	245,971

		2,029,108

Finland — 3.3%
Elisa OYJ	5,737	342,321
Fortum OYJ	2,604	53,025
Kone OYJ, Class B	2,061	163,873
Neste OYJ	1,178	54,159
Nokia OYJ	10,403	49,944
Orion OYJ, Class B	348	15,234
Sampo OYJ, Class A	9,724	352,663

		1,031,219

France — 11.7%
Aeroports de Paris	1,062	100,465
Air Liquide SA	2,012	332,135
Alstom SA(a)	1,946	108,683
BioMerieux	1,547	251,532
Carrefour SA	4,225	67,447
Casino Guichard Perrachon SA(a)	3,126	87,237
Danone SA	2,671	178,579
Dassault Systemes SE	204	37,174
EssilorLuxottica SA(a)	1,263	167,570
Eurofins Scientific SE(a)	24	15,660
Getlink SE(a)	10,400	156,553
Hermes International	539	437,362
ICADE	804	53,241
Iliad SA	641	126,128
L’Oreal SA	758	253,663
LVMH Moet Hennessy Louis Vuitton SE	36	15,613
Orange SA	25,689	301,099
Pernod Ricard SA	1,347	232,553
Sanofi	4,272	447,323
SEB SA	533	88,301
Suez SA	1,272	16,824
Thales SA	1,204	87,360
Vinci SA	336	28,925
Vivendi SA	616	16,317

		3,607,744

Germany — 11.1%
adidas AG(a)	369	102,061
Beiersdorf AG	2,404	287,542

Security	Shares	Value

Germany (continued)
Carl Zeiss Meditec AG, Bearer(a)	152	$15,934
Delivery Hero SE(a)(b)	360	41,617
Deutsche Boerse AG	1,330	243,143
Deutsche Telekom AG, Registered	27,181	455,285
Deutsche Wohnen SE	1,880	91,592
E.ON SE	9,001	105,756
Fraport AG Frankfurt Airport Services Worldwide(a)	1,003	39,163
Fresenius SE & Co. KGaA(a)	303	15,145
Hannover Rueck SE	2,148	364,237
Henkel AG & Co. KGaA	1,475	128,459
Knorr-Bremse AG	1,512	177,703
Merck KGaA	2,506	320,189
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	1,362	362,055
SAP SE	842	133,200
Siemens Healthineers AG(b)	2,801	145,587
Symrise AG	468	58,689
Telefonica Deutschland Holding AG	18,775	51,618
Uniper SE	1,555	53,987
Vonovia SE	3,393	221,395

		3,414,357

Ireland — 1.5%
Flutter Entertainment PLC(a)	149	22,614
Kerry Group PLC, Class A	2,846	376,924
Kingspan Group PLC	940	67,527

		467,065

Italy — 4.1%
Assicurazioni Generali SpA	10,263	153,642
DiaSorin SpA	1,133	222,402
Enel SpA	25,273	230,983
Eni SpA	3,616	32,245
Ferrari NV	870	155,705
Recordati SpA	1,648	88,162
Snam SpA	32,824	174,665
Terna Rete Elettrica Nazionale SpA	26,927	200,790

		1,258,594

Netherlands — 6.5%
Akzo Nobel NV	967	91,181
Davide Campari-Milano NV	3,192	32,133
Heineken Holding NV	2,053	178,070
Heineken NV	3,073	298,846
Koninklijke Ahold Delhaize NV	9,417	272,488
Koninklijke KPN NV	39,368	102,136
Koninklijke Vopak NV	1,831	100,355
NN Group NV	1,072	39,297
Prosus NV(a)	436	42,328
QIAGEN NV(a)	2,605	129,901
Unilever NV	6,397	378,828
Wolters Kluwer NV	4,264	337,120

		2,002,683

Norway — 2.6%
Gjensidige Forsikring ASA(a)	9,979	204,881
Mowi ASA	2,793	50,391
Orkla ASA	24,581	242,321
Telenor ASA	18,850	292,441

		790,034

Portugal — 0.4%
EDP — Energias de Portugal SA	5,600	28,375

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal (continued)
Jeronimo Martins SGPS SA	6,286	$106,258

		134,633

Spain — 5.1%
Aena SME SA(a)(b)	1,387	180,906
Enagas SA	434	10,967
Endesa SA	16,019	455,377
Ferrovial SA	1,742	42,723
Grifols SA	480	14,020
Iberdrola SA	33,440	431,807
Industria de Diseno Textil SA	4,506	119,994
Naturgy Energy Group SA	2,496	46,457
Red Electrica Corp. SA	13,814	269,855

		1,572,106

Sweden — 3.5%
Assa Abloy AB, Class B	4,334	94,992
Essity AB, Class B(a)	673	22,205
Hennes & Mauritz AB, Class B	2,270	35,268
ICA Gruppen AB	4,461	219,735
Investor AB, Class B	1,909	112,785
Svenska Handelsbanken AB, Class A(a)	3,547	33,580
Tele2 AB, Class B	2,653	37,638
Telefonaktiebolaget LM Ericsson, Class B	26,181	301,814
Telia Co. AB	58,988	229,909

		1,087,926

Switzerland — 20.5%
Alcon Inc.(a)	2,097	126,784
Baloise Holding AG, Registered	1,407	214,677
Barry Callebaut AG, Registered	66	137,775
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	25	194,020
Chocoladefabriken Lindt & Spruengli AG, Registered	2	171,705
EMS-Chemie Holding AG, Registered	527	455,629
Geberit AG, Registered	425	235,088
Givaudan SA, Registered	116	479,582
Kuehne + Nagel International AG, Registered(a)	1,402	241,809
Logitech International SA, Registered	1,444	105,209
Nestle SA, Registered	3,729	443,118
Novartis AG, Registered	4,767	395,477
Partners Group Holding AG	220	213,108
Roche Holding AG, NVS	1,133	393,692
Schindler Holding AG, Registered	1,335	333,126
SGS SA, Registered	122	320,657
Sonova Holding AG, Registered(a)	545	123,175
Swiss Life Holding AG, Registered	524	191,755
Swiss Prime Site AG, Registered	4,288	391,939
Swiss Re AG	3,555	280,430
Swisscom AG, Registered	812	433,626
Zurich Insurance Group AG	1,184	437,574

		6,319,955

Security	Shares	Value

United Kingdom — 16.7%
Admiral Group PLC	8,029	$252,914
Associated British Foods PLC	664	15,382
AstraZeneca PLC	2,946	329,823
BAE Systems PLC	20,502	131,907
British American Tobacco PLC	1,444	47,846
BT Group PLC	12,881	16,666
Bunzl PLC	3,041	87,729
Coca-Cola European Partners PLC	2,401	98,849
Croda International PLC	1,921	144,471
Diageo PLC	11,139	409,504
Direct Line Insurance Group PLC	50,232	195,415
Experian PLC	5,642	198,235
GlaxoSmithKline PLC	20,033	402,235
Halma PLC	1,447	41,364
Hikma Pharmaceuticals PLC	923	26,046
HSBC Holdings PLC	37,801	169,778
Imperial Brands PLC	3,165	53,006
Land Securities Group PLC	5,579	42,221
National Grid PLC	36,268	428,606
Ocado Group PLC(a)	7,224	194,655
Reckitt Benckiser Group PLC	1,282	129,663
Rentokil Initial PLC	8,376	58,727
RSA Insurance Group PLC	4,655	26,217
Sage Group PLC (The)	6,738	64,505
Segro PLC	35,725	454,449
Severn Trent PLC	4,811	154,704
Smith & Nephew PLC	15,294	304,613
Unilever PLC	5,862	351,841
United Utilities Group PLC	10,589	125,083
Vodafone Group PLC	44,547	67,566
Wm Morrison Supermarkets PLC	52,218	128,060

		5,152,080

Total Common Stocks — 97.8% (Cost: $28,804,659)		30,146,610

Total Investments in Securities — 97.8% (Cost: $28,804,659)		30,146,610

Other Assets, Less Liabilities — 2.2%		665,003

Net Assets — 100.0%		$30,811,613

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol Europe ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$70,662	$—	$(70,713	)(a)	$65	$(14)	$—	—	$1,972	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,000	—	(5,000	)(a)	—	—	—	—	79		—

					$65	$(14)	$—		$2,051		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	17	09/18/20	$640	$(26,971)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$26,971

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$17,213

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(26,971)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$209,087

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol Europe ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$30,146,610	$—	$—	$30,146,610

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(26,971)	$—	$—	$(26,971)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® Edge MSCI Min Vol Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.2%
SG Holdings Co. Ltd.	5,100	$186,674
Yamato Holdings Co. Ltd.	900	22,940

		209,614

Airlines — 2.0%
ANA Holdings Inc.(a)	9,000	184,971
Japan Airlines Co. Ltd.	9,900	160,256

		345,227

Auto Components — 1.4%
Bridgestone Corp.	7,500	219,474
Denso Corp.	300	10,975
Sumitomo Rubber Industries Ltd.	1,500	12,428

		242,877

Automobiles — 3.4%
Honda Motor Co. Ltd.	4,800	114,586
Nissan Motor Co. Ltd.	39,000	133,160
Subaru Corp.	2,100	39,615
Suzuki Motor Corp.	1,800	59,109
Toyota Motor Corp.	4,200	246,963

		593,433

Banks — 4.8%
Japan Post Bank Co. Ltd.	30,900	229,712
Mitsubishi UFJ Financial Group Inc.	23,700	88,138
Mizuho Financial Group Inc.	195,600	236,059
Resona Holdings Inc.	3,000	9,755
Seven Bank Ltd.	26,700	64,900
Sumitomo Mitsui Financial Group Inc.	6,900	182,730
Sumitomo Mitsui Trust Holdings Inc.	1,200	30,758

		842,052

Beverages — 1.9%
Asahi Group Holdings Ltd.	2,100	68,404
Coca-Cola Bottlers Japan Holdings Inc.	600	8,938
Kirin Holdings Co. Ltd.	4,800	92,341
Suntory Beverage & Food Ltd.	4,500	169,181

		338,864

Biotechnology — 0.2%
PeptiDream Inc.(a)	900	36,135

Building Products — 0.6%
Daikin Industries Ltd.	600	104,701

Capital Markets — 0.2%
Japan Exchange Group Inc.	1,800	42,561

Chemicals — 1.5%
Kansai Paint Co. Ltd.	4,200	80,639
Nippon Paint Holdings Co. Ltd.	900	61,118
Shin-Etsu Chemical Co. Ltd.	300	34,829
Teijin Ltd.	4,500	64,651
Toray Industries Inc.	5,400	23,193

		264,430

Commercial Services & Supplies — 1.9%
Dai Nippon Printing Co. Ltd.	900	19,527
Park24 Co. Ltd.	600	8,058
Secom Co. Ltd.	3,100	266,255
Sohgo Security Services Co. Ltd.	900	42,263

		336,103

Security	Shares	Value

Construction & Engineering — 0.1%
Taisei Corp.	600	$20,543

Diversified Telecommunication Services — 1.5%
Nippon Telegraph & Telephone Corp.	11,700	270,396

Electric Utilities — 3.3%
Chubu Electric Power Co. Inc.	9,300	110,346
Chugoku Electric Power Co. Inc. (The)	19,200	233,894
Kansai Electric Power Co. Inc. (The)	2,400	22,733
Kyushu Electric Power Co. Inc.	14,400	120,397
Tohoku Electric Power Co. Inc.	7,800	73,552
Tokyo Electric Power Co. Holdings Inc.(a)	5,100	13,506

		574,428

Electronic Equipment, Instruments & Components — 3.1%
Hamamatsu Photonics KK	3,100	133,699
Hirose Electric Co. Ltd.	920	96,325
Keyence Corp.	600	250,941
Kyocera Corp.	1,200	66,327

		547,292

Entertainment — 2.3%
Konami Holdings Corp.	1,200	36,489
Nexon Co. Ltd.	3,000	77,462
Nintendo Co. Ltd.	160	70,277
Square Enix Holdings Co. Ltd.	600	32,006
Toho Co. Ltd.	6,300	186,801

		403,035

Equity Real Estate Investment Trusts (REITs) — 2.3%
Daiwa House REIT Investment Corp.	33	85,738
Japan Real Estate Investment Corp.	12	61,288
Nippon Building Fund Inc.	6	33,595
Nippon Prologis REIT Inc.	63	217,190

		397,811

Food & Staples Retailing — 3.5%
Aeon Co. Ltd.	1,200	28,261
Cosmos Pharmaceutical Corp.	200	36,565
Lawson Inc.	4,200	208,550
Seven & i Holdings Co. Ltd.	6,600	200,128
Sundrug Co. Ltd.	300	10,243
Tsuruha Holdings Inc.	300	41,398
Welcia Holdings Co. Ltd.	900	82,569

		607,714

Food Products — 4.8%
Ajinomoto Co. Inc.	8,100	145,866
Calbee Inc.	2,400	76,156
MEIJI Holdings Co. Ltd.	1,900	148,435
Nisshin Seifun Group Inc.	1,800	27,494
Nissin Foods Holdings Co. Ltd.	1,200	107,595
Toyo Suisan Kaisha Ltd.	4,500	272,392
Yamazaki Baking Co. Ltd.	3,300	55,182

		833,120

Gas Utilities — 2.4%
Osaka Gas Co. Ltd.	9,000	165,478
Toho Gas Co. Ltd.	1,500	64,977
Tokyo Gas Co. Ltd.	9,000	189,866

		420,321

Health Care Equipment & Supplies — 2.5%
Asahi Intecc Co. Ltd.	2,400	66,918
Hoya Corp.	2,100	206,961
Olympus Corp.	3,900	69,475

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Sysmex Corp.	600	$46,142
Terumo Corp.	1,500	56,394

		445,890

Health Care Providers & Services — 0.5%
Medipal Holdings Corp.	1,800	33,096
Suzuken Co. Ltd.	1,500	53,130

		86,226

Hotels, Restaurants & Leisure — 2.6%
McDonald’s Holdings Co. Japan Ltd.	5,100	243,110
Oriental Land Co. Ltd.	1,800	215,700

		458,810

Household Durables — 1.5%
Casio Computer Co. Ltd.	3,900	61,674
Nikon Corp.	900	6,248
Rinnai Corp.	1,000	81,718
Sony Corp.	1,500	114,575

		264,215

Household Products — 1.5%
Lion Corp.	3,000	77,433
Unicharm Corp.	4,200	189,006

		266,439

Industrial Conglomerates — 1.3%
Keihan Holdings Co. Ltd.	3,600	145,730
Toshiba Corp.	2,400	72,638

		218,368

Insurance — 3.5%
Japan Post Holdings Co. Ltd.	33,300	225,916
Japan Post Insurance Co. Ltd.	3,000	39,610
MS&AD Insurance Group Holdings Inc.	6,300	157,068
Tokio Marine Holdings Inc.	4,500	188,802

		611,396

Interactive Media & Services — 1.5%
Kakaku.com Inc.	600	14,431
LINE Corp.(a)	2,700	142,750
Z Holdings Corp.	18,900	99,568

		256,749

Internet & Direct Marketing Retail — 0.2%
Rakuten Inc.	3,300	30,119

IT Services — 4.1%
Fujitsu Ltd.	1,200	160,257
Itochu Techno-Solutions Corp.	1,200	48,520
NEC Corp.	4,800	267,398
Nomura Research Institute Ltd.	600	15,753
NTT Data Corp.	6,300	70,967
Obic Co. Ltd.	900	160,967

		723,862

Leisure Products — 1.5%
Bandai Namco Holdings Inc.	1,800	99,100
Sega Sammy Holdings Inc.	1,800	20,242
Shimano Inc.	600	130,521
Yamaha Corp.	300	13,761

		263,624

Machinery — 0.9%
FANUC Corp.	300	50,236
Hoshizaki Corp.	400	30,417

Security	Shares	Value

Machinery (continued)
Mitsubishi Heavy Industries Ltd.	3,600	$83,301

		163,954

Media — 0.2%
Dentsu Group Inc.	1,500	33,311

Multiline Retail — 0.7%
Pan Pacific International Holdings Corp.	5,100	115,911
Ryohin Keikaku Co. Ltd.	600	7,190

		123,101

Personal Products — 1.1%
Kao Corp.	2,400	173,332
Shiseido Co. Ltd.	400	22,132

		195,464

Pharmaceuticals — 5.2%
Astellas Pharma Inc.	11,700	182,588
Chugai Pharmaceutical Co. Ltd.	6,300	282,198
Daiichi Sankyo Co. Ltd.	600	52,538
Kyowa Kirin Co. Ltd.	1,500	36,886
Ono Pharmaceutical Co. Ltd.	1,500	42,043
Otsuka Holdings Co. Ltd.	600	24,799
Santen Pharmaceutical Co. Ltd.	900	15,152
Shionogi & Co. Ltd.	2,700	159,835
Takeda Pharmaceutical Co. Ltd.	3,000	106,573

		902,612

Road & Rail — 8.5%
Central Japan Railway Co.	1,100	132,181
East Japan Railway Co.	3,600	206,712
Hankyu Hanshin Holdings Inc.	2,100	59,884
Keio Corp.	1,500	74,340
Keisei Electric Railway Co. Ltd.	1,800	43,702
Kintetsu Group Holdings Co. Ltd.	4,900	190,012
Kyushu Railway Co.	6,600	129,715
Nagoya Railroad Co. Ltd.	8,700	219,372
Odakyu Electric Railway Co. Ltd.	3,900	81,003
Seibu Holdings Inc.	3,900	34,747
Tobu Railway Co. Ltd.	4,200	117,026
Tokyu Corp.	4,500	49,882
West Japan Railway Co.	3,300	141,326

		1,479,902

Semiconductors & Semiconductor Equipment — 0.3%
Tokyo Electron Ltd.	200	54,478

Software — 0.8%
Oracle Corp. Japan	1,000	119,928
Trend Micro Inc.	300	17,450

		137,378

Specialty Retail — 6.0%
ABC-Mart Inc.	3,300	174,161
Fast Retailing Co. Ltd.	200	106,025
Hikari Tsushin Inc.	400	86,257
Nitori Holdings Co. Ltd.	1,600	350,629
Shimamura Co. Ltd.	1,200	83,193
USS Co. Ltd.	600	8,915
Yamada Denki Co. Ltd.	56,400	243,779

		1,052,959

Technology Hardware, Storage & Peripherals — 2.3%
Canon Inc.	11,100	175,954
FUJIFILM Holdings Corp.	4,000	178,454
Ricoh Co. Ltd.	4,800	30,644

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Seiko Epson Corp.	1,500	$15,762

		400,814

Tobacco — 1.3%
Japan Tobacco Inc.	13,400	229,649

Trading Companies & Distributors — 3.0%
ITOCHU Corp.	8,100	176,203
Mitsubishi Corp.	7,200	144,334
Mitsui & Co. Ltd.	6,900	102,720
MonotaRO Co. Ltd.	300	12,783
Sumitomo Corp.	8,100	89,634

		525,674

Transportation Infrastructure — 0.3%
Kamigumi Co. Ltd.	3,000	54,422

Security	Shares	Value

Wireless Telecommunication Services — 4.6%
KDDI Corp.	8,700	$268,167
NTT Docomo Inc.	9,300	255,743
Softbank Corp.	20,400	272,920

		796,830

Total Common Stocks — 98.3% (Cost: $19,524,069)		17,206,903

Total Investments in Securities — 98.3% (Cost: $19,524,069)		17,206,903

Other Assets, Less Liabilities — 1.7%		301,709

Net Assets — 100.0%		$17,508,612

(a)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$—	$(20	)(a)	$20	$—	$—	—	$73	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,000	—	(18,000	)(a)	—	—	—	—	205		—

					$20	$—	$—		$278		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	21	09/10/20	$297	$(12,860)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$12,860

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol Japan ETF

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$19,118

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(12,860)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$217,408

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$17,206,903	$—	$—	$17,206,903

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(12,860)	$—	$—	$(12,860)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® Edge MSCI Min Vol USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
L3Harris Technologies Inc.	969,984	$163,277,407
Lockheed Martin Corp.	662,922	251,227,550
Northrop Grumman Corp.	98,137	31,895,507

		446,400,464

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	3,190,918	299,052,835

Banks — 0.5%
M&T Bank Corp.	245,727	26,034,776
Truist Financial Corp.	491,639	18,416,797
U.S. Bancorp	2,991,268	110,198,313
Wells Fargo & Co.	663,327	16,092,313

		170,742,199

Beverages — 2.9%
Brown-Forman Corp., Class B, NVS(a)	483,445	33,522,076
Coca-Cola Co. (The)	9,925,965	468,902,587
PepsiCo Inc.	3,655,471	503,212,138

		1,005,636,801

Biotechnology — 4.5%
Amgen Inc.	312,102	76,361,996
BioMarin Pharmaceutical Inc.(a)(b)	500,079	59,914,465
Gilead Sciences Inc.	5,971,536	415,200,898
Incyte Corp.(b)	629,347	62,154,310
Regeneron Pharmaceuticals Inc.(b)	780,766	493,498,766
Vertex Pharmaceuticals Inc.(b)	1,705,892	464,002,624

		1,571,133,059

Building Products — 0.1%
Carrier Global Corp.	895,200	24,385,248

Capital Markets — 1.6%
Cboe Global Markets Inc.	1,083,392	95,013,478
CME Group Inc.	1,269,521	210,969,000
Intercontinental Exchange Inc.	2,164,781	209,507,505
MarketAxess Holdings Inc.	64,010	33,073,967

		548,563,950

Chemicals — 1.1%
Air Products & Chemicals Inc.	441,643	126,588,133
Ecolab Inc.	1,188,020	222,254,782
Linde PLC	101,902	24,977,199

		373,820,114

Commercial Services & Supplies — 4.1%
Republic Services Inc.	5,576,423	486,542,907
Waste Connections Inc.(a)	4,211,926	431,174,864
Waste Management Inc.	4,549,610	498,637,256

		1,416,355,027

Communications Equipment — 1.6%
Cisco Systems Inc.	5,315,109	250,341,634
Juniper Networks Inc.	1,512,594	38,389,636
Motorola Solutions Inc.	1,898,594	265,423,441

		554,154,711

Containers & Packaging — 0.3%
Amcor PLC(b)	6,772,392	69,755,638
Ball Corp.(a)	400,251	29,470,481

		99,226,119

Distributors — 0.1%
Genuine Parts Co.	590,895	53,269,184

Security	Shares	Value

Diversified Financial Services — 0.5%
Berkshire Hathaway Inc., Class B(b)	973,169	$190,527,027

Diversified Telecommunication Services — 2.3%
AT&T Inc.	10,177,733	301,057,342
Verizon Communications Inc.	8,854,942	508,982,066

		810,039,408

Electric Utilities — 5.9%
Alliant Energy Corp.	741,693	39,940,168
American Electric Power Co. Inc.	1,897,404	164,846,459
Duke Energy Corp.	3,956,687	335,289,656
Evergy Inc.	1,413,732	91,652,246
Eversource Energy	1,126,483	101,462,324
NextEra Energy Inc.	2,089,031	586,391,002
Southern Co. (The)	6,142,312	335,431,658
Xcel Energy Inc.	5,597,649	386,461,687

		2,041,475,200

Electronic Equipment, Instruments & Components — 1.5%
Amphenol Corp., Class A	1,993,591	210,842,184
FLIR Systems Inc.	940,272	39,171,731
Keysight Technologies Inc.(b)	2,326,095	232,353,630
TE Connectivity Ltd.	300,188	26,737,745

		509,105,290

Entertainment — 1.2%
Take-Two Interactive Software Inc.(a)(b)	1,114,930	182,870,819
Walt Disney Co. (The)	1,891,712	221,216,801

		404,087,620

Equity Real Estate Investment Trusts (REITs) — 4.9%
American Tower Corp.(a)	1,199,630	313,571,286
AvalonBay Communities Inc.	565,639	86,610,644
Camden Property Trust	1,415,639	128,554,178
Crown Castle International Corp.	1,375,927	229,367,031
Equinix Inc.	37,750	29,651,870
Equity Residential	3,349,147	179,614,754
Essex Property Trust Inc.	432,960	95,571,590
Extra Space Storage Inc.	1,074,491	111,037,900
Mid-America Apartment Communities Inc.	677,033	80,695,563
Public Storage	1,459,205	291,665,895
SBA Communications Corp.	172,277	53,671,176
UDR Inc.	2,849,719	103,159,828

		1,703,171,715

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	77,951	25,375,389
Kroger Co. (The)	2,593,495	90,227,691
Walmart Inc.	1,959,083	253,505,340

		369,108,420

Food Products — 4.5%
Campbell Soup Co.	1,455,246	72,136,544
General Mills Inc.	1,230,928	77,880,815
Hershey Co. (The)	2,872,475	417,686,590
Hormel Foods Corp.(a)	6,647,425	338,088,035
JM Smucker Co. (The)	802,447	87,747,579
Kellogg Co.	2,625,000	181,098,750
McCormick & Co. Inc./MD, NVS(a)	992,589	193,455,596
Mondelez International Inc., Class A	3,246,548	180,150,949
Tyson Foods Inc., Class A	275,365	16,921,179

		1,565,166,037

Health Care Equipment & Supplies — 4.3%
Abbott Laboratories	1,037,234	104,387,230

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Baxter International Inc.	2,629,487	$227,135,087
Becton Dickinson and Co.	348,391	98,016,324
Cooper Companies Inc. (The)(a)	315,457	89,252,249
Danaher Corp.(a)	1,727,382	352,040,452
Dentsply Sirona Inc.(a)	569,969	25,420,617
Medtronic PLC	3,732,598	360,121,055
Stryker Corp.	1,003,190	193,916,627
Zimmer Biomet Holdings Inc.	139,379	18,796,652

		1,469,086,293

Health Care Providers & Services — 1.8%
Anthem Inc.	547,745	149,972,581
Henry Schein Inc.(a)(b)	281,758	19,365,227
Humana Inc.	348,515	136,774,712
Quest Diagnostics Inc.	201,203	25,566,865
UnitedHealth Group Inc.	766,753	232,157,474
Universal Health Services Inc., Class B	437,978	48,133,782

		611,970,641

Health Care Technology — 0.1%
Cerner Corp.(a)	272,295	18,910,888

Hotels, Restaurants & Leisure — 2.1%
McDonald’s Corp.	2,681,629	520,986,882
Starbucks Corp.	2,625,475	200,927,602

		721,914,484

Household Durables — 0.3%
Garmin Ltd.	928,181	91,509,365

Household Products — 3.2%
Church & Dwight Co. Inc.	1,678,102	161,651,566
Clorox Co. (The)	960,960	227,276,649
Colgate-Palmolive Co.	1,714,393	132,351,140
Kimberly-Clark Corp.	850,078	129,245,859
Procter & Gamble Co. (The)	3,380,750	443,283,940

		1,093,809,154

Industrial Conglomerates — 0.3%
Honeywell International Inc.	705,257	105,344,238

Insurance — 9.1%
Alleghany Corp.	111,646	58,314,939
Allstate Corp. (The)	2,255,002	212,849,639
Aon PLC, Class A	1,360,662	279,235,056
Arch Capital Group Ltd.(a)(b)	3,425,688	105,339,906
Arthur J Gallagher & Co.	2,104,987	226,265,053
Brown & Brown Inc.	3,664,095	166,606,400
Chubb Ltd.	2,326,620	296,039,129
Cincinnati Financial Corp.	698,795	54,457,094
Erie Indemnity Co., Class A, NVS	150,235	31,567,378
Everest Re Group Ltd.	1,018,670	222,874,809
Fidelity National Financial Inc.	2,553,868	82,643,168
Hartford Financial Services Group Inc. (The)	2,601,190	110,082,361
Loews Corp.(a)	520,831	18,963,457
Markel Corp.(a)(b)	139,072	145,266,267
Marsh & McLennan Companies Inc.	2,362,920	275,516,472
Progressive Corp. (The)(a)	1,897,610	171,430,087
RenaissanceRe Holdings Ltd.(a)	1,071,106	193,206,100
Travelers Companies Inc. (The)	1,441,580	164,945,583
Willis Towers Watson PLC	439,712	92,343,917
WR Berkley Corp.(a)	3,663,692	226,232,981

		3,134,179,796

Security	Shares	Value

Interactive Media & Services — 0.1%
Alphabet Inc., Class C, NVS(a)(b)	30,947	$45,893,163

Internet & Direct Marketing Retail — 0.1%
eBay Inc.	549,612	30,382,551

IT Services — 12.1%
Accenture PLC, Class A	2,108,484	473,945,033
Akamai Technologies Inc.(a)(b)	1,623,127	182,504,400
Automatic Data Processing Inc.	1,241,867	165,056,543
Black Knight Inc.(a)(b)	3,734,194	279,765,814
Booz Allen Hamilton Holding Corp.	1,138,981	93,123,087
Broadridge Financial Solutions Inc.	939,755	126,246,687
Cognizant Technology Solutions Corp., Class A	2,305,116	157,485,525
Fidelity National Information Services Inc.	2,669,385	390,557,719
Fiserv Inc.(b)	2,666,694	266,109,394
FleetCor Technologies Inc.(b)	319,080	82,504,516
International Business Machines Corp.	957,087	117,664,276
Jack Henry & Associates Inc.(a)	1,915,496	341,532,937
Mastercard Inc., Class A(a)	1,015,424	313,288,767
Paychex Inc.	4,602,899	331,040,496
VeriSign Inc.(a)(b)	630,374	133,437,568
Visa Inc., Class A(a)	2,542,938	484,175,395
Western Union Co. (The)	10,314,793	250,443,174

		4,188,881,331

Machinery — 0.1%
Otis Worldwide Corp.	307,661	19,302,651

Media — 1.3%
Charter Communications Inc., Class A(a)(b)	223,708	129,750,640
Comcast Corp., Class A	4,323,971	185,065,959
Fox Corp., Class B(b)	723,210	18,637,122
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	627,981	21,847,459
Omnicom Group Inc.	960,102	51,586,280
Sirius XM Holdings Inc.	6,645,358	39,074,705

		445,962,165

Metals & Mining — 1.4%
Newmont Corp.	7,146,541	494,540,637

Multi-Utilities — 2.4%
CMS Energy Corp.	1,330,951	85,420,435
Consolidated Edison Inc.	4,466,241	343,141,296
Dominion Energy Inc.	1,865,563	151,166,570
WEC Energy Group Inc.	2,611,105	248,733,862

		828,462,163

Multiline Retail — 1.1%
Dollar General Corp.(a)	1,152,383	219,413,723
Dollar Tree Inc.(b)	1,077,951	100,626,726
Target Corp.	579,717	72,974,776

		393,015,225

Oil, Gas & Consumable Fuels — 1.0%
Cabot Oil & Gas Corp.	1,381,765	25,839,005
Cheniere Energy Inc.(b)	944,187	46,718,373
Chevron Corp.	212,523	17,839,181
Exxon Mobil Corp.	4,116,784	173,234,271
Kinder Morgan Inc./DE	5,903,955	83,245,765

		346,876,595

Pharmaceuticals — 5.6%
Bristol-Myers Squibb Co.	1,960,795	115,020,235
Eli Lilly & Co.	2,703,630	406,328,553
Johnson & Johnson	3,160,043	460,607,868

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Merck & Co. Inc.	6,097,857	$489,292,045
Pfizer Inc.	8,486,019	326,542,011
Zoetis Inc.(a)	915,109	138,803,733

		1,936,594,445

Professional Services — 0.4%
Verisk Analytics Inc.(a)	707,826	133,573,845

Road & Rail — 0.1%
AMERCO	154,062	48,950,119

Semiconductors & Semiconductor Equipment — 0.6%
Broadcom Inc.	244,161	77,337,997
Intel Corp.	767,680	36,641,366
Texas Instruments Inc.	671,869	85,696,891

		199,676,254

Software — 5.9%
Adobe Inc.(b)	842,461	374,322,272
CDK Global Inc.	644,252	29,287,696
Citrix Systems Inc.	2,902,264	414,327,209
Intuit Inc.(a)	233,390	71,503,694
Microsoft Corp.	2,527,033	518,067,035
NortonLifeLock Inc.	880,121	18,878,595
Oracle Corp.	4,261,329	236,290,693
Palo Alto Networks Inc.(b)	241,280	61,748,378
Tyler Technologies Inc.(a)(b)	892,736	318,929,936

		2,043,355,508

Specialty Retail — 2.7%
Advance Auto Parts Inc.(a)	118,280	17,758,559
AutoZone Inc.(b)	148,290	179,048,312
Burlington Stores Inc.(b)	153,051	28,773,588
Home Depot Inc. (The)	1,122,689	298,062,703
O’Reilly Automotive Inc.(b)	264,734	126,378,717
Ross Stores Inc.	823,806	73,870,684
Tiffany & Co.	126,403	15,845,880
TJX Companies Inc. (The)	3,717,709	193,283,691

		933,022,134

Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc.	181,191	77,013,423
Dell Technologies Inc., Class C(b)	367,447	21,984,354

		98,997,777

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.3%
Nike Inc., Class B	1,171,161	$114,317,025

Tobacco — 0.5%
Altria Group Inc.	2,663,480	109,602,202
Philip Morris International Inc.	746,557	57,343,043

		166,945,245

Water Utilities — 0.1%
American Water Works Co. Inc.	174,672	25,723,946

Wireless Telecommunication Services — 1.5%
T-Mobile U.S. Inc.(a)(b)	4,883,664	524,407,840

Total Common Stocks — 99.7% (Cost: $30,965,523,380)		34,421,025,906

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(c)(d)(e)	394,613,758	395,047,833
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(c)(d)	55,280,000	55,280,000

		450,327,833

Total Short-Term Investments — 1.3% (Cost: $450,026,409)		450,327,833

Total Investments in Securities — 101.0% (Cost: $31,415,549,789)		34,871,353,739

Other Assets, Less Liabilities — (1.0)%		(359,293,692)

Net Assets — 100.0%		$34,512,060,047

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol USA ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$87,629,708	$307,254,752	(a)	$—		$(118,458)	$281,831	$395,047,833	394,613,758	$1,803,832	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	60,188,000	—		(4,908,000	)(a)	—	—	55,280,000	55,280,000	828,763		—

						$(118,458)	$281,831	$450,327,833		$2,632,595		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	703	09/18/20	$22,637	$657,137
S&P 500 E-Mini Index	368	09/18/20	60,048	3,437,314

				$4,094,451

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$4,094,451

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,064,226)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,323,290

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$74,566,451

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol USA ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$34,421,025,906	$—	$—	$34,421,025,906
Money Market Funds	450,327,833	—	—	450,327,833

	$34,871,353,739	$—	$—	$34,871,353,739

Derivative financial instruments(a)
Assets
Futures Contracts	$4,094,451	$—	$—	$4,094,451

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	33

Schedule of Investments July 31, 2020	iShares® Edge MSCI Min Vol USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
Aerojet Rocketdyne Holdings Inc.(a)	11,602	$478,582
Curtiss-Wright Corp.	11,225	1,000,372
National Presto Industries Inc.	13,379	1,142,433
Park Aerospace Corp.	50,692	546,460
Parsons Corp.(a)	13,393	466,478

		3,634,325

Air Freight & Logistics — 0.2%
Air Transport Services Group Inc.(a)	39,971	974,093
Forward Air Corp.	17,844	927,710

		1,901,803

Auto Components — 0.6%
Dorman Products Inc.(a)(b)	48,107	3,932,747
Gentex Corp.	22,652	611,378
Standard Motor Products Inc.	10,859	493,867

		5,037,992

Banks — 1.5%
Atlantic Capital Bancshares Inc.(a)	56,770	567,700
CBTX Inc.	22,953	362,428
Century Bancorp. Inc./MA, Class A, NVS	8,025	558,861
First Bancshares Inc. (The)	37,259	741,827
German American Bancorp. Inc.	69,069	1,964,322
Harborone Bancorp Inc.(a)(b)	143,599	1,243,567
HomeTrust Bancshares Inc.	45,735	659,499
Independent Bank Corp./MI	31,538	440,428
Nicolet Bankshares Inc.(a)	26,006	1,456,856
Origin Bancorp Inc.	57,698	1,369,751
Park National Corp.	40,066	3,436,060

		12,801,299

Beverages — 0.1%
Coca-Cola Consolidated Inc.	1,851	424,916
National Beverage Corp.(a)	11,797	756,777

		1,181,693

Biotechnology — 3.6%
Aimmune Therapeutics Inc.(a)(b)	23,964	316,564
Akcea Therapeutics Inc.(a)	55,488	601,490
Alkermes PLC(a)	79,944	1,439,791
Allakos Inc.(a)	6,625	497,339
Arena Pharmaceuticals Inc.(a)	35,359	2,170,689
Athersys Inc.(a)(b)	299,067	765,612
BioSpecifics Technologies Corp.(a)(b)	16,046	1,005,442
Bluebird Bio Inc.(a)(b)	8,233	499,743
Enanta Pharmaceuticals Inc.(a)(b)	46,157	2,116,299
Geron Corp.(a)(b)	546,615	869,118
Halozyme Therapeutics Inc.(a)	45,059	1,225,154
Ironwood Pharmaceuticals Inc.(a)	396,467	3,635,602
Madrigal Pharmaceuticals Inc.(a)	24,803	2,545,036
Merus NV(a)(b)	30,044	411,302
Myovant Sciences Ltd.(a)(b)	98,017	1,489,858
PDL BioPharma Inc.(a)	268,450	853,671
Rhythm Pharmaceuticals Inc.(a)	65,966	1,267,867
Rubius Therapeutics Inc.(a)(b)	88,017	432,164
Scholar Rock Holding Corp.(a)	57,078	644,411
Sorrento Therapeutics Inc.(a)(b)	284,609	2,538,712
Translate Bio Inc.(a)	25,574	388,469
United Therapeutics Corp.(a)	29,245	3,259,940
Vanda Pharmaceuticals Inc.(a)	59,706	601,837

		29,576,110

Security	Shares	Value

Building Products — 0.7%
Armstrong World Industries Inc.	5,663	$403,432
CSW Industrials Inc.	41,196	2,751,481
Gibraltar Industries Inc.(a)(b)	15,658	809,832
Simpson Manufacturing Co. Inc.	17,793	1,718,092

		5,682,837

Capital Markets — 1.5%
Diamond Hill Investment Group Inc.	8,547	974,614
Freedom Holding Corp./NV(a)(b)	47,897	924,412
Houlihan Lokey Inc.	46,885	2,569,298
Legg Mason Inc.	62,590	3,128,874
Morningstar Inc.	4,363	733,159
Virtu Financial Inc., Class A	160,220	3,973,456

		12,303,813

Chemicals — 2.1%
Ashland Global Holdings Inc.	18,378	1,387,171
Balchem Corp.	4,338	434,928
NewMarket Corp.	22,473	8,423,105
Valvoline Inc.	194,599	3,993,172
WR Grace & Co.	67,879	3,131,258

		17,369,634

Commercial Services & Supplies — 2.0%
Advanced Disposal Services Inc.(a)(b)	207,857	6,268,967
Brady Corp., Class A, NVS	41,582	1,911,525
Casella Waste Systems Inc., Class A(a)	11,985	664,089
Ennis Inc.	71,188	1,231,552
Healthcare Services Group Inc.	29,331	768,179
Heritage-Crystal Clean Inc.(a)	41,411	576,855
Kimball International Inc., Class B	100,049	1,094,536
McGrath RentCorp	11,240	652,145
Stericycle Inc.(a)(b)	12,979	784,386
U.S. Ecology Inc.	23,162	803,258
UniFirst Corp./MA	10,502	1,958,413

		16,713,905

Communications Equipment — 2.2%
Acacia Communications Inc.(a)	101,849	6,923,695
ADTRAN Inc.	54,946	682,429
Ciena Corp.(a)	38,190	2,272,687
EchoStar Corp., Class A(a)	80,775	2,205,158
InterDigital Inc.	29,607	1,777,012
NetScout Systems Inc.(a)	52,211	1,329,292
ViaSat Inc.(a)	36,113	1,370,849
Viavi Solutions Inc.(a)	98,295	1,359,420

		17,920,542

Construction & Engineering — 0.4%
Argan Inc.	40,502	1,737,536
Emcor Group Inc.	15,237	1,043,735
IES Holdings Inc.(a)	23,340	556,192

		3,337,463

Construction Materials — 0.1%
U.S. Lime & Minerals Inc.	6,171	556,686

Consumer Finance — 0.1%
EZCORP Inc., Class A, NVS(a)	98,371	562,682
FirstCash Inc.	6,333	365,034

		927,716

Containers & Packaging — 2.3%
AptarGroup Inc.	74,586	8,592,307
Berry Global Group Inc.(a)	25,554	1,277,445

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Ranpak Holdings Corp.(a)	79,659	$650,814
Silgan Holdings Inc.	156,124	5,971,743
Sonoco Products Co.	49,260	2,548,712

		19,041,021

Distributors — 1.5%
Pool Corp.	38,511	12,196,434

Diversified Consumer Services — 2.5%
American Public Education Inc.(a)	13,755	400,408
Carriage Services Inc.	46,293	1,023,538
frontdoor Inc.(a)(b)	25,122	1,054,998
Graham Holdings Co., Class B	11,831	4,713,115
Grand Canyon Education Inc.(a)(b)	40,985	3,637,009
H&R Block Inc.	116,272	1,685,944
K12 Inc.(a)	25,150	1,151,618
Laureate Education Inc., Class A(a)	111,260	1,410,777
Perdoceo Education Corp.(a)	108,749	1,565,986
Service Corp. International	34,871	1,512,007
ServiceMaster Global Holdings Inc.(a)	55,556	2,271,685

		20,427,085

Diversified Financial Services — 0.3%
Cannae Holdings Inc.(a)	70,686	2,663,449

Diversified Telecommunication Services — 1.1%
ATN International Inc.	9,215	531,060
Bandwidth Inc., Class A(a)(b)	9,625	1,393,508
Cogent Communications Holdings Inc.	28,956	2,609,225
GCI Liberty Inc., Class A(a)	55,498	4,350,488
Globalstar Inc.(a)(b)	1,380,249	537,883

		9,422,164

Electric Utilities — 3.5%
ALLETE Inc.	79,391	4,707,886
Hawaiian Electric Industries Inc.	131,636	4,773,121
IDACORP Inc.	109,750	10,234,188
MGE Energy Inc.	19,048	1,263,454
Portland General Electric Co.	183,378	8,092,471

		29,071,120

Electronic Equipment, Instruments & Components — 1.7%
Badger Meter Inc.	23,397	1,464,652
Dolby Laboratories Inc., Class A	59,532	4,143,427
ePlus Inc.(a)	10,673	795,565
Fitbit Inc., Class A(a)	545,991	3,570,781
National Instruments Corp.	34,098	1,210,479
OSI Systems Inc.(a)	35,488	2,518,229

		13,703,133

Entertainment — 1.7%
IMAX Corp.(a)(b)	109,155	1,232,360
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	22,773	430,637
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	92,501	1,725,144
Lions Gate Entertainment Corp., Class B, NVS(a)	273,985	1,948,033
Madison Square Garden Entertainment Corp.(a)	21,944	1,554,952
Madison Square Garden Sports Corp.(a)	21,898	3,365,504
World Wrestling Entertainment Inc., Class A	20,164	939,844
Zynga Inc., Class A(a)	328,291	3,227,100

		14,423,574

Equity Real Estate Investment Trusts (REITs) — 11.9%
Agree Realty Corp.	108,806	7,286,738
American Assets Trust Inc.	16,599	448,173
American Homes 4 Rent, Class A	366,665	10,633,285

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Americold Realty Trust(b)	154,556	$6,236,335
Cousins Properties Inc.	40,873	1,255,619
CubeSmart	344,872	10,232,352
Douglas Emmett Inc.	67,426	1,964,794
Easterly Government Properties Inc.	204,191	4,992,470
EastGroup Properties Inc.	16,163	2,144,184
Equity Commonwealth	331,725	10,472,558
First Industrial Realty Trust Inc.	14,181	622,829
Healthcare Realty Trust Inc.	249,739	7,317,353
Healthcare Trust of America Inc., Class A	252,927	6,983,314
JBG SMITH Properties	51,818	1,503,240
Jernigan Capital Inc.	63,603	891,078
Life Storage Inc.	104,272	10,232,211
Monmouth Real Estate Investment Corp.	36,544	527,330
National Storage Affiliates Trust	109,725	3,381,724
Physicians Realty Trust	152,579	2,752,525
PS Business Parks Inc.	11,266	1,554,145
Rexford Industrial Realty Inc.	59,296	2,782,761
Terreno Realty Corp.	67,880	4,124,389

		98,339,407

Food & Staples Retailing — 2.6%
BJ’s Wholesale Club Holdings Inc.(a)	105,138	4,210,777
Casey’s General Stores Inc.	29,009	4,617,943
Rite Aid Corp.(a)	63,525	963,039
Sprouts Farmers Market Inc.(a)	319,626	8,431,734
United Natural Foods Inc.(a)	22,866	453,890
Village Super Market Inc., Class A	22,816	576,104
Weis Markets Inc.	47,632	2,373,026

		21,626,513

Food Products — 4.8%
B&G Foods Inc.	44,196	1,277,706
Cal-Maine Foods Inc.(a)	82,968	3,646,029
Flowers Foods Inc.	505,207	11,493,459
Hostess Brands Inc.(a)	335,238	4,250,818
J&J Snack Foods Corp.	26,154	3,220,342
John B Sanfilippo & Son Inc.	15,871	1,399,346
Lancaster Colony Corp.	52,371	8,305,517
Landec Corp.(a)(b)	46,509	439,045
Post Holdings Inc.(a)	22,792	2,022,562
Sanderson Farms Inc.	8,774	978,257
Seaboard Corp.	620	1,676,015
Tootsie Roll Industries Inc.	47,915	1,518,906

		40,228,002

Gas Utilities — 1.3%
New Jersey Resources Corp.	15,850	492,301
Northwest Natural Holding Co.	71,708	3,835,661
ONE Gas Inc.	58,999	4,466,224
Spire Inc.	34,746	2,142,439

		10,936,625

Health Care Equipment & Supplies — 4.0%
AngioDynamics Inc.(a)	83,785	692,064
Atrion Corp.	4,043	2,507,064
Globus Medical Inc., Class A(a)(b)	72,924	3,513,478
Hill-Rom Holdings Inc.(b)	31,303	3,043,278
ICU Medical Inc.(a)	26,772	4,918,820
Integra LifeSciences Holdings Corp.(a)	24,828	1,185,537
LivaNova PLC(a)(b)	8,461	393,775
Meridian Bioscience Inc.(a)	116,648	2,856,710
Mesa Laboratories Inc.	3,504	830,238

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Natus Medical Inc.(a)	46,533	$864,583
NuVasive Inc.(a)	16,259	929,039
Orthofix Medical Inc.(a)	25,711	789,585
Wright Medical Group NV(a)(b)	350,008	10,507,240

		33,031,411

Health Care Providers & Services — 4.6%
Addus HomeCare Corp.(a)	21,661	2,088,337
AMN Healthcare Services Inc.(a)	58,925	3,237,340
Apollo Medical Holdings Inc.(a)	47,729	799,461
Chemed Corp.	13,300	6,546,127
CorVel Corp.(a)	13,584	1,079,792
Encompass Health Corp.	28,090	1,912,367
Hanger Inc.(a)	60,168	1,050,533
LHC Group Inc.(a)(b)	25,705	5,015,303
Magellan Health Inc.(a)	12,941	959,834
MEDNAX Inc.(a)	27,436	548,171
National HealthCare Corp.	33,435	1,983,364
National Research Corp.	31,967	1,828,193
Owens & Minor Inc.	64,411	1,035,729
Premier Inc., Class A(a)	193,289	6,759,316
Providence Service Corp. (The)(a)	33,377	2,703,871
Triple-S Management Corp., Class B(a)	27,159	528,514

		38,076,252

Health Care Technology — 0.9%
Computer Programs & Systems Inc.	35,373	873,006
HealthStream Inc.(a)	75,080	1,648,381
HMS Holdings Corp.(a)	47,677	1,549,502
Inovalon Holdings Inc., Class A(a)	77,042	1,812,798
Vocera Communications Inc.(a)(b)	39,432	1,213,323

		7,097,010

Hotels, Restaurants & Leisure — 1.3%
Cheesecake Factory Inc. (The)(b)	21,642	519,408
Choice Hotels International Inc.	25,019	2,102,597
Dunkin’ Brands Group Inc.	68,300	4,694,259
El Pollo Loco Holdings Inc.(a)	52,518	1,037,755
Papa John’s International Inc.	15,706	1,486,887
Wingstop Inc.	8,295	1,296,094

		11,137,000

Household Durables — 0.5%
Helen of Troy Ltd.(a)	20,297	3,820,910

Household Products — 0.6%
WD-40 Co.	25,324	4,977,432

Industrial Conglomerates — 0.2%
Carlisle Companies Inc.	14,726	1,753,572

Insurance — 6.7%
Ambac Financial Group Inc.(a)	110,155	1,409,984
American National Group Inc.	5,782	425,844
AMERISAFE Inc.	50,957	3,233,731
Argo Group International Holdings Ltd.	57,122	1,914,158
Axis Capital Holdings Ltd.	141,704	5,685,164
Citizens Inc./TX(a)(b)	75,638	434,162
Donegal Group Inc., Class A	34,991	489,174
Employers Holdings Inc.	58,568	1,904,631
Enstar Group Ltd.(a)	17,658	2,965,661
First American Financial Corp.	9,272	472,965
Global Indemnity Ltd.	19,634	448,637
Greenlight Capital Re Ltd., Class A(a)(b)	76,182	492,136

Security	Shares	Value

Insurance (continued)
Hanover Insurance Group Inc. (The)	79,383	$8,087,540
HCI Group Inc.	17,577	784,286
Heritage Insurance Holdings Inc.	53,327	632,992
Independence Holding Co.	14,327	473,651
James River Group Holdings Ltd.	43,997	2,037,941
National General Holdings Corp.	32,670	1,110,453
Old Republic International Corp.	168,126	2,701,785
Safety Insurance Group Inc.	39,710	3,004,856
Selective Insurance Group Inc.	59,228	3,218,450
State Auto Financial Corp.	47,986	744,263
Stewart Information Services Corp.	57,912	2,429,408
United Fire Group Inc.	58,064	1,473,084
United Insurance Holdings Corp.	59,320	438,968
Universal Insurance Holdings Inc.	34,941	611,817
White Mountains Insurance Group Ltd.	8,663	7,624,566

		55,250,307

Interactive Media & Services — 0.5%
ANGI Homeservices Inc., Class A(a)(b)	210,110	3,317,637
TrueCar Inc.(a)	262,638	987,519

		4,305,156

Internet & Direct Marketing Retail — 0.3%
Shutterstock Inc.	53,186	2,890,127

IT Services — 4.0%
CACI International Inc., Class A(a)	14,603	3,034,795
Cass Information Systems Inc.	20,283	726,740
CSG Systems International Inc.	41,039	1,728,973
Euronet Worldwide Inc.(a)	20,484	1,969,332
EVERTEC Inc.	73,111	2,270,097
Evo Payments Inc., Class A(a)	88,503	2,008,133
ExlService Holdings Inc.(a)	66,211	4,241,477
GTT Communications Inc.(a)	43,383	273,313
Hackett Group Inc. (The)	69,519	958,667
International Money Express Inc.(a)	62,461	841,974
Maximus Inc.	113,423	8,417,121
NIC Inc.	80,340	1,761,053
Perficient Inc.(a)	13,374	524,394
Sykes Enterprises Inc.(a)	76,340	2,096,296
Tucows Inc., Class A(a)	24,630	1,490,361
Verra Mobility Corp.(a)(b)	61,620	630,373

		32,973,099

Leisure Products — 1.1%
Acushnet Holdings Corp.	13,232	503,477
Johnson Outdoors Inc., Class A	16,919	1,481,428
Smith & Wesson Brands Inc.(a)	149,876	3,580,538
Sturm Ruger & Co. Inc.	47,502	3,865,238

		9,430,681

Life Sciences Tools & Services — 0.7%
Bio-Techne Corp.	16,103	4,430,901
Pacific Biosciences of California Inc.(a)	265,608	990,718

		5,421,619

Machinery — 1.4%
Alamo Group Inc.	12,258	1,263,922
Douglas Dynamics Inc.	12,522	442,653
ESCO Technologies Inc.	26,119	2,244,667
Graco Inc.	26,710	1,422,040
Toro Co. (The)	53,410	3,810,804
TriMas Corp.(a)	120,535	2,820,519

		12,004,605

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media — 0.6%
AMC Networks Inc., Class A(a)	72,843	$1,682,673
Boston Omaha Corp., Class A(a)	30,871	490,849
Hemisphere Media Group Inc.(a)	47,488	417,894
Loral Space & Communications Inc.	32,352	587,836
MSG Networks Inc., Class A(a)	114,571	1,091,862
New York Times Co. (The), Class A	16,262	750,329

		5,021,443

Metals & Mining — 2.5%
Coeur Mining Inc.(a)	228,530	1,812,243
Hecla Mining Co.	565,472	3,121,405
McEwen Mining Inc.(a)(b)	857,840	1,183,819
Royal Gold Inc.	85,096	11,907,483
U.S. Steel Corp.(b)	147,595	982,983
Warrior Met Coal Inc.	95,393	1,518,657

		20,526,590

Mortgage Real Estate Investment — 1.0%
Chimera Investment Corp.	249,847	2,246,125
Dynex Capital Inc.	62,766	969,735
Ellington Financial Inc.	106,770	1,255,615
New York Mortgage Trust Inc.	754,533	1,976,876
Ready Capital Corp.	96,260	772,005
Redwood Trust Inc.	92,391	658,748

		7,879,104

Multi-Utilities — 1.5%
Avista Corp.	144,906	5,380,360
Black Hills Corp.	20,544	1,188,676
NorthWestern Corp.	81,147	4,565,330
Unitil Corp.	39,382	1,699,333

		12,833,699

Oil, Gas & Consumable Fuels — 0.4%
Antero Midstream Corp.	205,339	1,164,272
Arch Resources Inc.	12,595	390,697
Par Pacific Holdings Inc.(a)	69,941	518,263
Peabody Energy Corp.	186,699	582,501
Rattler Midstream LP	44,742	352,119

		3,007,852

Personal Products — 0.2%
Herbalife Nutrition Ltd.(a)	24,524	1,256,610

Pharmaceuticals — 1.9%
Aerie Pharmaceuticals Inc.(a)	43,653	504,629
Amneal Pharmaceuticals Inc.(a)	238,264	1,031,683
Amphastar Pharmaceuticals Inc.(a)	29,842	597,437
Corcept Therapeutics Inc.(a)	258,066	3,858,087
Innoviva Inc.(a)	179,408	2,430,081
Nektar Therapeutics(a)	102,097	2,262,469
Pacira BioSciences Inc.(a)	25,920	1,363,651
Phibro Animal Health Corp., Class A	55,401	1,285,026
SIGA Technologies Inc.(a)(b)	144,176	925,610
Supernus Pharmaceuticals Inc.(a)	52,924	1,178,353
WaVe Life Sciences Ltd.(a)	56,692	497,756

		15,934,782

Professional Services — 2.6%
CBIZ Inc.(a)	143,048	3,458,901
Exponent Inc.	82,531	6,937,556
FTI Consulting Inc.(a)	22,766	2,719,171
Huron Consulting Group Inc.(a)	33,851	1,615,370
ICF International Inc.	51,212	3,462,443
Kelly Services Inc., Class A, NVS	61,408	909,452

Security	Shares	Value

Professional Services (continued)
Resources Connection Inc.	38,339	$433,231
TrueBlue Inc.(a)	45,671	704,703
Upwork Inc.(a)	71,340	1,071,527

		21,312,354

Real Estate Management & Development — 0.1%
Tejon Ranch Co.(a)(b)	60,593	869,510

Road & Rail — 1.6%
Heartland Express Inc.	122,946	2,493,959
Landstar System Inc.	43,751	5,327,997
Schneider National Inc., Class B	103,238	2,594,371
Werner Enterprises Inc.	73,478	3,231,930

		13,648,257

Software — 5.9%
Agilysys Inc.(a)	21,492	450,472
Avaya Holdings Corp.(a)	64,999	822,887
ChannelAdvisor Corp.(a)	72,804	1,483,017
CommVault Systems Inc.(a)	72,298	3,186,896
Everbridge Inc.(a)(b)	31,097	4,440,652
j2 Global Inc.(a)	39,401	2,234,825
LogMeIn Inc.	132,117	11,336,960
MicroStrategy Inc., Class A(a)	21,980	2,723,762
Model N Inc.(a)	68,144	2,620,818
Nuance Communications Inc.(a)	61,689	1,687,194
Progress Software Corp.	28,542	994,974
Proofpoint Inc.(a)	34,687	4,012,245
QAD Inc., Class A(b)	31,499	1,244,526
Rosetta Stone Inc.(a)	33,842	905,950
SPS Commerce Inc.(a)	41,024	3,083,774
Teradata Corp.(a)	174,946	3,673,866
Varonis Systems Inc.(a)	8,979	972,875
Verint Systems Inc.(a)	69,245	3,108,408

		48,984,101

Specialty Retail — 0.9%
AutoNation Inc.(a)	13,526	694,425
Monro Inc.	7,283	410,033
Murphy USA Inc.(a)(b)	22,012	2,914,609
Rent-A-Center Inc./TX	52,651	1,522,667
Urban Outfitters Inc.(a)	25,062	414,525
Winmark Corp.	7,916	1,258,486

		7,214,745

Textiles, Apparel & Luxury Goods — 0.4%
Columbia Sportswear Co.	45,662	3,463,006

Thrifts & Mortgage Finance — 1.5%
Columbia Financial Inc.(a)	139,624	1,679,677
Flagstar Bancorp. Inc.	75,109	2,356,921
Kearny Financial Corp./MD	219,192	1,762,304
Meridian Bancorp. Inc.	131,082	1,494,990
Northfield Bancorp. Inc.	54,105	519,949
Northwest Bancshares Inc.	200,144	1,971,418
Provident Financial Services Inc.	78,869	1,076,562
TFS Financial Corp.	56,807	822,565
Waterstone Financial Inc.	66,811	1,020,872

		12,705,258

Tobacco — 0.1%
Universal Corp./VA	22,637	954,376

Trading Companies & Distributors — 0.2%
Watsco Inc.	7,691	1,815,614

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Water Utilities — 0.3%
American States Water Co.	20,914	$1,607,868
SJW Group	13,306	831,093

		2,438,961

Wireless Telecommunication Services — 1.1%
Shenandoah Telecommunications Co.	126,130	6,340,555
Telephone & Data Systems Inc.	100,820	1,957,925
U.S. Cellular Corp.(a)	36,315	1,077,466

		9,375,946

Total Common Stocks — 100.3% (Cost: $863,238,778)		832,435,734

Short-Term Investments

Money Market Funds — 2.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(c)(d)(e)	22,392,641	22,417,273

Total Short-Term Investments — 2.7% (Cost: $22,402,966)		22,417,273

Total Investments in Securities — 103.0% (Cost: $885,641,744)		854,853,007

Other Assets, Less Liabilities — (3.0)%		(24,987,002)

Net Assets — 100.0%		$829,866,005

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$4,692,612	$17,722,670	(a)	$—		$(11,723)	$13,714	$22,417,273	22,392,641	$116,572	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	275,000	—		(275,000	)(a)	—	—	—	—	7,779		—
PennyMac Mortgage Investment Trust	806,761	2,669,090		(1,952,610)		(1,465,630)	(57,611)	—	—	112,007		—

						$(1,477,353)	$(43,897)	$22,417,273		$236,358		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Min Vol USA Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$832,435,734	$—	$—	$832,435,734
Money Market Funds	22,417,273	—	—	22,417,273

	$854,853,007	$—	$—	$854,853,007

See notes to financial statements.

SCHEDULE OF INVESTMENTS	39

Statements of Assets and Liabilities

July 31, 2020

	iShares Edge MSCI Min Vol EAFE ETF	iShares Edge MSCI Min Vol Europe ETF	iShares Edge MSCI Min Vol Japan ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$10,490,260,127	$30,146,610	$17,206,903
Affiliated(c)	125,426,674	—	—
Cash	4,919	9,239	7,897
Foreign currency, at value(d)	17,381,156	427,417	261,253
Cash pledged:
Futures contracts	22,000	—	—
Foreign currency collateral pledged:
Futures contracts(e)	4,911,709	101,695	11,738
Receivables:
Securities lending income — Affiliated	40,078	61	—
Dividends	16,842,064	26,324	35,268
Tax reclaims	30,042,524	108,968	—
Foreign withholding tax claims	172,374	—	—

Total assets	10,685,103,625	30,820,314	17,523,059

LIABILITIES
Collateral on securities loaned, at value	123,149,268	—	—
Payables:
Variation margin on futures contracts	946,184	1,906	9,811
Investment advisory fees	1,810,807	6,795	4,636
Professional fees	1,724	—	—

Total liabilities	125,907,983	8,701	14,447

NET ASSETS	$10,559,195,642	$30,811,613	$17,508,612

NET ASSETS CONSIST OF:
Paid-in capital	$11,167,746,772	$34,618,515	$21,749,116
Accumulated loss	(608,551,130)	(3,806,902)	(4,240,504)

NET ASSETS	$10,559,195,642	$30,811,613	$17,508,612

Shares outstanding	158,100,000	1,200,000	300,000

Net asset value	$66.79	$25.68	$58.36

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$112,661,708	$—	$—
(b) Investments, at cost — Unaffiliated	$10,268,186,183	$28,804,659	$19,524,069
(c) Investments, at cost — Affiliated	$125,351,022	$—	$—
(d) Foreign currency, at cost	$16,752,972	$424,915	$261,117
(e) Foreign currency collateral pledged, at cost	$4,896,176	$101,304	$11,724

See notes to financial statements.

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

July 31, 2020

	iShares Edge MSCI Min Vol USA ETF	iShares Edge MSCI Min Vol USA Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$34,421,025,906	$832,435,734
Affiliated(c)	450,327,833	22,417,273
Cash	3,178	—
Cash pledged:
Futures contracts	6,946,000	—
Receivables:
Investments sold	—	6,180,563
Securities lending income — Affiliated	149,497	35,790
Variation margin on futures contracts	235,338	—
Dividends	32,711,845	273,350

Total assets	34,911,399,597	861,342,710

LIABILITIES
Bank overdraft	—	5,759,981
Collateral on securities loaned, at value	394,805,092	22,414,752
Payables:
Investments purchased	—	3,165,546
Capital shares redeemed	167,559	—
Investment advisory fees	4,366,899	136,426

Total liabilities	399,339,550	31,476,705

NET ASSETS	$34,512,060,047	$829,866,005

NET ASSETS CONSIST OF:
Paid-in capital	$32,574,352,587	$916,296,471
Accumulated earnings (loss)	1,937,707,460	(86,430,466)

NET ASSETS	$34,512,060,047	$829,866,005

Shares outstanding	544,600,000	27,750,000

Net asset value	$63.37	$29.91

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$383,009,480	$21,482,686
(b) Investments, at cost — Unaffiliated	$30,965,523,380	$863,238,778
(c) Investments, at cost — Affiliated	$450,026,409	$22,402,966

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations

Year Ended July 31, 2020

	iShares Edge MSCI Min Vol EAFE ETF	iShares Edge MSCI Min Vol Europe ETF	iShares Edge MSCI Min Vol Japan ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$361,349,631	$910,683	$739,631
Dividends — Affiliated	58,399	79	205
Securities lending income — Affiliated — net	533,459	1,972	73
Other income — Unaffiliated	1,767	—	—
Foreign taxes withheld	(29,379,631)	(112,922)	(73,678)

Total investment income	332,563,625	799,812	666,231

EXPENSES
Investment advisory fees	37,024,330	69,509	85,762
Miscellaneous	264	264	264

Total expenses	37,024,594	69,773	86,026

Less:
Investment advisory fees waived	(13,691,592)	—	—

Total expenses after fees waived	23,333,002	69,773	86,026

Net investment income	309,230,623	730,039	580,205

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(409,520,111)	(1,578,018)	(442,390)
Investments — Affiliated	(9,526)	65	20
In-kind redemptions — Unaffiliated	112,663,622	1,198,002	(988,094)
Futures contracts	4,209,247	17,213	19,118
Foreign currency transactions	(727,014)	7,118	(2,074)

Net realized loss	(293,383,782)	(355,620)	(1,413,420)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(575,041,314)	1,179,409	(1,220,354)
Investments — Affiliated	64,752	(14)	—
Futures contracts	(3,270,228)	(26,971)	(12,860)
Foreign currency translations	3,877,156	13,255	1,493

Net change in unrealized appreciation (depreciation)	(574,369,634)	1,165,679	(1,231,721)

Net realized and unrealized gain (loss)	(867,753,416)	810,059	(2,645,141)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(558,522,793)	$1,540,098	$(2,064,936)

See notes to financial statements.

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended July 31, 2020

	iShares Edge MSCI Min Vol USA ETF	iShares Edge MSCI Min Vol USA Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$770,466,898	$9,108,735
Dividends — Affiliated	828,763	119,786
Securities lending income — Affiliated — net	1,803,832	116,572
Foreign taxes withheld	(343,569)	(163)

Total investment income	772,755,924	9,344,930

EXPENSES
Investment advisory fees	52,418,609	971,276
Miscellaneous	264	264

Total expenses	52,418,873	971,540

Net investment income	720,337,051	8,373,390

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(963,112,465)	(52,052,321)
Investments — Affiliated	(118,458)	(1,476,690)
In-kind redemptions — Unaffiliated	2,152,674,809	21,752,386
In-kind redemptions — Affiliated	—	(663)
Futures contracts	(1,064,226)	—
Foreign currency transactions	(828)	—

Net realized gain (loss)	1,188,378,832	(31,777,288)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(1,236,219,264)	(45,116,045)
Investments — Affiliated	281,831	(43,897)
Futures contracts	3,323,290	—

Net change in unrealized appreciation (depreciation)	(1,232,614,143)	(45,159,942)

Net realized and unrealized loss	(44,235,311)	(76,937,230)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$676,101,740	$(68,563,840)

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets

	iShares Edge MSCI Min Vol EAFE ETF		iShares Edge MSCI Min Vol Europe ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$309,230,623	$305,573,518	$730,039	$793,305
Net realized gain (loss)	(293,383,782)	(25,027,586)	(355,620)	119,400
Net change in unrealized appreciation (depreciation)	(574,369,634)	25,841,210	1,165,679	(300,337)

Net increase (decrease) in net assets resulting from operations	(558,522,793)	306,387,142	1,540,098	612,368

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(452,685,454)	(320,472,614)	(643,726)	(785,655)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	274,868,342	2,457,305,582	4,882,391	(4,049,005)

NET ASSETS
Total increase (decrease) in net assets	(736,339,905)	2,443,220,110	5,778,763	(4,222,292)
Beginning of year	11,295,535,547	8,852,315,437	25,032,850	29,255,142

End of year	$10,559,195,642	$11,295,535,547	$30,811,613	$25,032,850

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Min Vol Japan ETF		iShares Edge MSCI Min Vol USA ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$580,205	$570,395	$720,337,051	$461,356,076
Net realized gain (loss)	(1,413,420)	1,348,098	1,188,378,832	662,384,235
Net change in unrealized appreciation (depreciation)	(1,231,721)	(2,441,829)	(1,232,614,143)	2,663,024,113

Net increase (decrease) in net assets resulting from operations	(2,064,936)	(523,336)	676,101,740	3,786,764,424

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,398,098)	(502,547)	(720,879,520)	(437,461,169)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(11,318,300)	(550,547)	3,910,442,388	12,105,470,460

NET ASSETS
Total increase (decrease) in net assets	(14,781,334)	(1,576,430)	3,865,664,608	15,454,773,715
Beginning of year	32,289,946	33,866,376	30,646,395,439	15,191,621,724

End of year	$17,508,612	$32,289,946	$34,512,060,047	$30,646,395,439

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Min Vol USA Small-Cap ETF
	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,373,390	$1,775,497
Net realized gain (loss)	(31,777,288)	1,292,305
Net change in unrealized appreciation (depreciation)	(45,159,942)	11,738,731

Net increase (decrease) in net assets resulting from operations	(68,563,840)	14,806,533

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,655,171)	(1,471,528)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	695,649,883	158,681,957

NET ASSETS
Total increase in net assets	618,430,872	172,016,962
Beginning of year	211,435,133	39,418,171

End of year	$829,866,005	$211,435,133

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$71.90	$72.92	$70.34	$67.93	$67.51

Net investment income(a)	1.86	2.15	2.15	2.04	2.09
Net realized and unrealized gain (loss)(b)	(4.26)	(1.01)	2.28	3.18	0.00 (c)

Net increase (decrease) from investment operations	(2.40)	1.14	4.43	5.22	2.09

Distributions(d)
From net investment income	(2.71)	(2.16)	(1.85)	(2.81)	(1.67)

Total distributions	(2.71)	(2.16)	(1.85)	(2.81)	(1.67)

Net asset value, end of year	$66.79	$71.90	$72.92	$70.34	$67.93

Total Return
Based on net asset value	(3.51)%	1.68%	6.36%	8.09%	3.19%

Ratios to Average Net Assets
Total expenses	0.32%	0.32%	0.31%	0.32%	0.32%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.32%	N/A	0.32%	N/A

Net investment income	2.65%	3.04%	2.96%	3.09%	3.19%

Supplemental Data
Net assets, end of year (000)	$10,559,196	$11,295,536	$8,852,315	$7,238,327	$7,947,758

Portfolio turnover rate(e)	23%	22%	23%	28%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Rounds to less than $0.01.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Europe ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$ 25.03	$ 25.44	$ 24.90	$ 23.31	$ 24.69

Net investment income(a)	0.66	0.76	0.74	0.72	0.81
Net realized and unrealized gain (loss)(b)	0.52	(0.35)	0.56	1.61	(1.55)

Net increase (decrease) from investment operations	1.18	0.41	1.30	2.33	(0.74)

Distributions(c)
From net investment income	(0.53)	(0.82)	(0.76)	(0.74)	(0.64)

Total distributions	(0.53)	(0.82)	(0.76)	(0.74)	(0.64)

Net asset value, end of year	$ 25.68	$ 25.03	$ 25.44	$ 24.90	$ 23.31

Total Return
Based on net asset value	4.78%	1.69%	5.35%	10.29%	(2.98)%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.63%	3.09%	2.94%	3.15%	3.46%

Supplemental Data
Net assets, end of year (000)	$30,812	$25,033	$29,255	$36,110	$36,129

Portfolio turnover rate(d)	26%	23%	26%	36%	32%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Japan ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$ 64.58	$ 67.73	$ 63.27	$ 61.08	$ 58.29

Net investment income(a)	1.32	1.29	1.06	0.99	0.95
Net realized and unrealized gain (loss)(b)	(4.47)	(3.46)	4.34	3.18	2.59

Net increase (decrease) from investment operations	(3.15)	(2.17)	5.40	4.17	3.54

Distributions(c)
From net investment income	(3.07)	(0.98)	(0.94)	(1.98)	(0.75)

Total distributions	(3.07)	(0.98)	(0.94)	(1.98)	(0.75)

Net asset value, end of year	$ 58.36	$ 64.58	$ 67.73	$ 63.27	$ 61.08

Total Return
Based on net asset value	(5.38)%	(3.19)%	8.52%	7.14%	6.13%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.03%	1.98%	1.56%	1.65%	1.66%

Supplemental Data
Net assets, end of year (000)	$17,509	$32,290	$33,866	$31,633	$48,863

Portfolio turnover rate(d)	21%	23%	23%	24%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$62.75	$54.90	$49.89	$46.91	$41.91

Net investment income(a)	1.29	1.23	1.02	0.98	0.96
Net realized and unrealized gain(b)	0.62	7.77	4.98	3.02	4.95

Net increase from investment operations	1.91	9.00	6.00	4.00	5.91

Distributions(c)
From net investment income	(1.29)	(1.15)	(0.99)	(1.02)	(0.91)

Total distributions	(1.29)	(1.15)	(0.99)	(1.02)	(0.91)

Net asset value, end of year	$63.37	$62.75	$54.90	$49.89	$46.91

Total Return
Based on net asset value	3.18%	16.61%	12.16%	8.70%	14.35%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	2.06%	2.12%	1.95%	2.10%	2.23%

Supplemental Data
Net assets, end of year (000)	$34,512,060	$30,646,395	$15,191,622	$13,530,002	$15,325,270

Portfolio turnover rate(d)	22%	21%	22%	23%	28%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Small-Cap ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Period From 09/07/16 to 07/31/17	(a)

Net asset value, beginning of period	$34.10	$31.53	$27.82	$25.11

Net investment income(b)	0.54	0.60	0.52	0.49
Net realized and unrealized gain (loss)(c)	(4.17)	2.48	3.66	2.63

Net increase (decrease) from investment operations	(3.63)	3.08	4.18	3.12

Distributions(d)
From net investment income	(0.56)	(0.51)	(0.47)	(0.41)

Total distributions	(0.56)	(0.51)	(0.47)	(0.41)

Net asset value, end of period	$29.91	$34.10	$31.53	$27.82

Total Return
Based on net asset value	(10.73)%	9.91%	15.19%	12.51	%(e)

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20	%(f)

Net investment income	1.72%	1.85%	1.76%	2.04	%(f)

Supplemental Data
Net assets, end of period (000)	$829,866	$211,435	$39,418	$8,347

Portfolio turnover rate(g)	43%	48%	47%	47	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Min Vol EAFE	Diversified
Edge MSCI Min Vol Europe	Diversified
Edge MSCI Min Vol Japan	Diversified
Edge MSCI Min Vol USA	Diversified
Edge MSCI Min Vol USA Small-Cap(a)	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Edge MSCI Min Vol EAFE
BofA Securities, Inc.	$14,902,842	$14,902,842		$—	$—
Goldman Sachs & Co.	53,720,077	53,720,077		—	—
JPMorgan Securities LLC	617,952	617,952		—	—
Morgan Stanley & Co. LLC	43,420,837	43,420,837		—	—

	$112,661,708	$112,661,708		$—	$—

Edge MSCI Min Vol USA
Barclays Capital Inc.	$5,763,134	$5,763,134		$—	$—
BNP Paribas Prime Brokerage International Ltd.	13,539,350	13,539,350		—	—
BNP Paribas Securities Corp.	877,032	877,032		—	—
BofA Securities, Inc.	191,446,504	191,446,504		—	—
Citigroup Global Markets Inc.	17,266,381	17,266,381		—	—
Goldman Sachs & Co.	71,549,131	71,549,131		—	—
HSBC Bank PLC	3,814	3,814		—	—
JPMorgan Securities LLC	16,977,424	16,977,424		—	—
Morgan Stanley & Co. LLC	1,041,658	1,041,658		—	—
Nomura Securities International Inc.	43,984	43,984		—	—
RBC Capital Markets LLC	951,003	951,003		—	—
SG Americas Securities LLC	11,586,824	11,569,190		—	(17,634	)(b)
State Street Bank & Trust Company	375,906	375,906		—	—
UBS AG	11,591,143	11,591,143		—	—
UBS Securities LLC	25,300,526	25,300,526		—	—
Wells Fargo Bank, National Association	14,695,666	14,695,666		—	—

	$383,009,480	$382,991,846		$—	$(17,634)

Edge MSCI Min Vol USA Small-Cap
Barclays Bank PLC	$1,129,479	$1,129,479		$—	$—
BNP Paribas Securities Corp.	800,776	800,776		—	—
Citigroup Global Markets Inc.	8,117,171	8,117,171		—	—
Credit Suisse Securities (USA) LLC	192,217	192,217		—	—
HSBC Bank PLC	781,183	781,183		—	—
Morgan Stanley & Co. LLC	2,763,208	2,763,208		—	—
Nomura Securities International Inc.	6,080	6,080		—	—
SG Americas Securities LLC	423,658	423,658		—	—
State Street Bank & Trust Company	62,452	62,452		—	—
UBS AG	1,095,557	1,095,557		—	—
Virtu Americas LLC	504,375	504,375		—	—
Wells Fargo Bank, National Association	427,372	427,372		—	—
Wells Fargo Securities LLC	5,179,158	5,179,158		—	—

	$21,482,686	$21,482,686		$—	$—

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Min Vol Europe	0.25%
Edge MSCI Min Vol Japan	0.30
Edge MSCI Min Vol USA	0.15
Edge MSCI Min Vol USA Small-Cap	0.20

For its investment advisory services to the iShares Edge MSCI Min Vol EAFE ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expenses.

For the iShares Edge MSCI Min Vol EAFE ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2021 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.20% of average daily net assets.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI Min Vol USA ETF and iShares Edge MSCI Min Vol USA Small-Cap ETF (the “Group 1 Funds”), retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI Min Vol EAFE ETF, iShares Edge MSCI Min Vol Europe ETF and iShares Edge MSCI Min Vol Japan ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each Group 1 Fund retained 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended July 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Edge MSCI Min Vol EAFE	$142,638
Edge MSCI Min Vol Europe	451
Edge MSCI Min Vol Japan	21
Edge MSCI Min Vol USA	700,776
Edge MSCI Min Vol USA Small-Cap	43,151

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Edge MSCI Min Vol EAFE	$231,392,527	$225,432,840	$(57,824,178)
Edge MSCI Min Vol Europe	878,147	1,803,731	(558,774)
Edge MSCI Min Vol Japan	1,052,748	552,005	(88,298)
Edge MSCI Min Vol USA	844,978,410	804,090,716	(40,204,375)
Edge MSCI Min Vol USA Small-Cap	18,555,302	27,338,826	(1,715,558)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol EAFE	$2,781,872,841	$2,635,789,659
Edge MSCI Min Vol Europe	7,253,763	7,466,040
Edge MSCI Min Vol Japan	6,019,413	7,539,931
Edge MSCI Min Vol USA	7,676,051,172	7,589,379,864
Edge MSCI Min Vol USA Small-Cap	222,048,859	207,751,478

For the year ended July 31, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Min Vol EAFE	$1,277,140,335	$1,264,204,028
Edge MSCI Min Vol Europe	12,036,565	7,317,463
Edge MSCI Min Vol Japan	—	10,778,363
Edge MSCI Min Vol USA	12,341,449,848	8,489,062,915
Edge MSCI Min Vol USA Small-Cap	850,553,746	165,007,839

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Edge MSCI Min Vol EAFE	$85,942,501	$(85,942,501)
Edge MSCI Min Vol Europe	1,166,202	(1,166,202)
Edge MSCI Min Vol Japan	(1,184,210)	1,184,210
Edge MSCI Min Vol USA	2,111,868,665	(2,111,868,665)
Edge MSCI Min Vol USA Small-Cap	21,195,174	(21,195,174)

The tax character of distributions paid was as follows:

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19
Edge MSCI Min Vol EAFE
Ordinary income	$452,685,454	$320,472,614

Edge MSCI Min Vol Europe
Ordinary income	$643,726	$785,655

Edge MSCI Min Vol Japan
Ordinary income	$1,398,098	$502,547

Edge MSCI Min Vol USA
Ordinary income	$720,879,520	$437,461,169

Edge MSCI Min Vol USA Small-Cap
Ordinary income	$8,655,171	$1,471,528

As of July 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Non-expiring Capital Loss	Net Unrealized	Qualified
iShares ETF	Ordinary Income	Carryforwards (a)	Gains (Losses) (b)	Late-Year Losses (c)	Total
Edge MSCI Min Vol EAFE	$—	$(662,157,741)	$157,056,539	$(103,449,928)	$(608,551,130)
Edge MSCI Min Vol Europe	148,506	(5,213,333)	1,257,925	—	(3,806,902)
Edge MSCI Min Vol Japan	—	(1,422,569)	(2,411,777)	(406,158)	(4,240,504)
Edge MSCI Min Vol USA	46,414,732	(1,457,539,658)	3,348,832,386	—	1,937,707,460
Edge MSCI Min Vol USA Small-Cap	45,514	(54,714,375)	(31,761,605)	—	(86,430,466)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and foreign withholding tax reclaims.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Edge MSCI Min Vol EAFE	$10,460,778,104	$1,219,418,935	$(1,065,776,516)	$153,642,419
Edge MSCI Min Vol Europe	28,900,351	3,149,174	(1,902,915)	1,246,259
Edge MSCI Min Vol Japan	19,606,612	1,524,282	(3,936,852)	(2,412,570)
Edge MSCI Min Vol USA	31,522,521,353	4,503,809,418	(1,154,977,032)	3,348,832,386
Edge MSCI Min Vol USA Small-Cap	886,614,612	46,241,014	(78,002,619)	(31,761,605)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount
Edge MSCI Min Vol EAFE
Shares sold	21,100,000	$1,547,782,525	38,600,000	$2,664,156,485
Shares redeemed	(20,100,000)	(1,272,914,183)	(2,900,000)	(206,850,903)

Net increase	1,000,000	$274,868,342	35,700,000	$2,457,305,582

Edge MSCI Min Vol Europe
Shares sold	500,000	$12,460,480	400,000	$9,642,774
Shares redeemed	(300,000)	(7,578,089)	(550,000)	(13,691,779)

Net increase (decrease)	200,000	$4,882,391	(150,000)	$(4,049,005)

Edge MSCI Min Vol Japan
Shares sold	—	$—	300,000	$19,449,566
Shares redeemed	(200,000)	(11,318,300)	(300,000)	(20,000,113)

Net decrease	(200,000)	$(11,318,300)	—	$(550,547)

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount
Edge MSCI Min Vol USA
Shares sold	195,600,000	$12,444,508,191	272,700,000	$15,644,380,246
Shares redeemed	(139,400,000)	(8,534,065,803)	(61,000,000)	(3,538,909,786)

Net increase	56,200,000	$3,910,442,388	211,700,000	$12,105,470,460

Edge MSCI Min Vol USA Small-Cap
Shares sold	26,950,000	$862,050,243	5,500,000	$176,428,169
Shares redeemed	(5,400,000)	(166,400,360)	(550,000)	(17,746,212)

Net increase	21,550,000	$695,649,883	4,950,000	$158,681,957

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Edge MSCI Min Vol EAFE ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Fund Liquidation: On June 10, 2020, the Board approved the liquidations of the iShares Edge MSCI Min Vol Europe ETF and iShares Edge MSCI Min Vol Japan ETF. After the close of business onAugust 17, 2020, the Funds no longer accepted creation orders. Trading in the Funds was halted prior to market open onAugust 18, 2020. Proceeds of the liquidations were sent to shareholders on August 20, 2020.

Name Change: On March 25, 2020, the Board approved the name changes of the following Funds. Effective August 17, 2020, iShares Edge MSCI Min Vol EAFE ETF, iShares Edge MSCI Min Vol Europe ETF, iShares Edge MSCI Min Vol Japan ETF, iShares Edge MSCI Min Vol USA ETF and iShares Edge MSCI Min Vol USA Small-Cap

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

ETF changed their names to iShares MSCI EAFE Min Vol Factor ETF, iShares MSCI Europe Min Vol Factor ETF, iShares MSCI Japan Min Vol Factor ETF, iShares MSCI USA Min Vol Factor ETF and iShares MSCI USA Small-Cap Min Vol Factor ETF, respectively.

NOTES TO FINANCIAL STATEMENTS	61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI EAFE Min Vol Factor ETF, iShares MSCI Europe Min Vol Factor ETF,

iShares MSCI Japan Min Vol Factor ETF, iShares MSCI USA Min Vol Factor ETF and

iShares MSCI USA Small-Cap Min Vol Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI Min Vol EAFE ETF, iShares Edge MSCI Min Vol Europe ETF, iShares Edge MSCI Min Vol Japan ETF, iShares Edge MSCI Min Vol USA ETF and iShares Edge MSCI Min Vol USA Small-Cap ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Edge MSCI Min Vol USA	86.21%
Edge MSCI Min Vol USA Small-Cap	58.88%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Dividend Income
Edge MSCI Min Vol EAFE	$273,687,476
Edge MSCI Min Vol Europe	879,841
Edge MSCI Min Vol Japan	618,677
Edge MSCI Min Vol USA	660,331,456
Edge MSCI Min Vol USA Small-Cap	5,152,226

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Business Income
Edge MSCI Min Vol USA	$38,208,794
Edge MSCI Min Vol USA Small-Cap	1,380,569

For the fiscal year ended July 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Min Vol EAFE	$361,508,145	$30,540,577
Edge MSCI Min Vol Europe	910,901	104,268
Edge MSCI Min Vol Japan	739,730	81,132

IMPORTANT TAX INFORMATION	63

Board Review and Approval of Investment Advisory Contract

iShares Edge MSCI Min Vol EAFE ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

64	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Edge MSCI Min Vol Europe ETF, iShares Edge MSCI Min Vol Japan ETF, iShares Edge MSCI Min Vol USA Small-Cap ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers;

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Board Review and Approval of Investment Advisory Contract  (continued)

risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

66	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Edge MSCI Min Vol USA ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	67

Board Review and Approval of Investment Advisory Contract  (continued)

independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

68	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	69

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge MSCI Min Vol EAFE(a)	$2.370268	$—	$0.341412	$2.711680	87%	—%	13%	100%
Edge MSCI Min Vol Europe	0.529053	—	—	0.529053	100	—	—	100
Edge MSCI Min Vol Japan(a)	1.901000	—	1.173110	3.074110	62	—	38	100
Edge MSCI Min Vol USA(a)	1.276631	—	0.009005	1.285636	99	—	1	100
Edge MSCI Min Vol USA Small-Cap(a)	0.557830	—	0.006860	0.564690	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

70	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Min Vol EAFE ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	27	1.95
Greater than 0.5% and Less than 1.0%	127	9.18
Greater than 0.0% and Less than 0.5%	780	56.41
At NAV	11	0.80
Less than 0.0% and Greater than –0.5%	355	25.67
Less than –0.5% and Greater than –1.0%	55	3.98
Less than –1.0% and Greater than –1.5%	15	1.08
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,383	100.00%

iShares Edge MSCI Min Vol Europe ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	18	1.30
Greater than 0.5% and Less than 1.0%	129	9.33
Greater than 0.0% and Less than 0.5%	574	41.51
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	550	39.78
Less than –0.5% and Greater than –1.0%	71	5.13
Less than –1.0% and Greater than –1.5%	10	0.72
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	71

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Min Vol Japan ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	18	1.30
Greater than 1.0% and Less than 1.5%	59	4.27
Greater than 0.5% and Less than 1.0%	176	12.73
Greater than 0.0% and Less than 0.5%	457	33.05
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	424	30.66
Less than –0.5% and Greater than –1.0%	135	9.76
Less than –1.0% and Greater than –1.5%	49	3.54
Less than –1.5% and Greater than –2.0%	27	1.95
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –5.5% and Greater than –6.0%	1	0.07

	1,383	100.00%

iShares Edge MSCI Min Vol USA ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	1	0.07
Greater than 0.0% and Less than 0.5%	723	52.28
At NAV	269	19.45
Less than 0.0% and Greater than –0.5%	385	27.84
Less than –0.5% and Greater than –1.0%	3	0.22

	1,383	100.00%

iShares Edge MSCI Min Vol USA Small-Cap ETF

Period Covered: September 09, 2016 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.10%
Greater than 3.0% and Less than 3.5%	1	0.10
Greater than 2.5% and Less than 3.0%	5	0.52
Greater than 2.0% and Less than 2.5%	5	0.52
Greater than 1.5% and Less than 2.0%	5	0.52
Greater than 1.0% and Less than 1.5%	1	0.10
Greater than 0.5% and Less than 1.0%	6	0.63
Greater than 0.0% and Less than 0.5%	623	65.04
At NAV	67	6.99
Less than 0.0% and Greater than –0.5%	244	25.48

	958	100.00%

72	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of July 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company
		(2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005) ; Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

74	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	75

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

76	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-709-0720

JULY 31, 2020

2020 Annual Report

iShares Trust

•	iShares Core MSCI EAFE ETF | IEFA | Cboe BZX
•	iShares Core MSCI Europe ETF | IEUR | NYSE Arca
•	iShares Core MSCI International Developed Markets ETF | IDEV | NYSE Arca
•	iShares Core MSCI Pacific ETF | IPAC | NYSE Arca
•	iShares Core MSCI Total International Stock ETF | IXUS | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

BlackRock, Inc.

Rob Kapito

BlackRock, Inc.

Total Returns as of July 31, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.42%	11.96%

U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)

International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)

Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a positive return during the 12 months ended July 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.20% in U.S. dollar terms for the reporting period.

Global stocks posted steady gains for the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading afflicted countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors tried to project the length of the disruption and its ultimate economic impact. Beginning in late March 2020, massive stimulus from the world’s largest central banks and governments, as well as tentative success with slowing the virus’ transmission and optimism surrounding potential vaccines, led to a recovery in equity prices.

In the U.S., following the issuance of stay-at-home orders and other restrictions on public gatherings and nonessential work, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Unemployment increased dramatically as record jobless claims brought the unemployment rate up to 14.7% in April 2020, the highest rate since the Great Depression.

In response to the pandemic, the federal government enacted several rounds of stimulus spending, including the U.S. $1.8 trillion CARES act, followed by an additional U.S. $484 billion in aid for small businesses and hospitals. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by enacting two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The combination of Fed intervention, support from government stimulus, and optimism surrounding development of a coronavirus vaccine led to a significant recovery in U.S. stock prices. By the end of the reporting period many stocks had recovered to near their pre-coronavirus highs.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans, and in July 2020 Eurozone countries reached a historic deal for a collective €750 billion stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. Nonetheless, the stock recovery in Europe was relatively muted compared to other parts of the world, and overall returns were negative for the reporting period.

Asia-Pacific stocks posted a solid return despite a sharp decline when the coronavirus outbreaks worsened. The Chinese economy weakened initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and canceled existing orders. By the end of the reporting period, however, progress in many Asian countries in reducing infections and signs of economic recovery in China led to a significant rise in Asia-Pacific equity markets.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Core MSCI EAFE ETF

Investment Objective

The iShares Core MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(1.30)%	2.58%	5.26%	(1.30)%	13.56%	49.06%
Fund Market	(0.76)	2.57	5.23	(0.76)	13.51	48.76
Index	(1.37)	2.40	5.10	(1.37)	12.59	47.30

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$926.90	$0.34		$1,000.00	$1,024.50	$0.35		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	iShares® Core MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada declined slightly for the reporting period, as the coronavirus pandemic substantially increased market volatility and led to a global recession. European banks were particularly affected, as many of the businesses they lend to experienced significantly lower revenues due to pandemic-related restrictions.

U.K. stocks declined notably, despite a meaningful economic stimulus package. The U.K. energy sector detracted the most from the Index’s return, as decreased demand due to coronavirus restrictions and increased supply from producers in Saudi Arabia and Russia drove oil prices down to a 21-year low. The U.K. financials sector declined substantially amid increasing scrutiny from political leaders and concerns that many small borrowers were at risk of bankruptcy. Bank stocks led the decline in the financials sector, as profits decreased significantly and firms eliminated dividends and buybacks.

French equities detracted from the Index’s return amid a serious recession driven by strict social distancing policies. French aerospace and defense companies detracted the most, as cash-strapped airlines delayed orders for aircraft, and temporary factory closures halted production. Australian and Spanish stocks also declined, due in part to weakness in the banking industry, as the global recession led to increasing provisions for credit losses and weaker earnings.

On the upside, Swiss stocks posted gains amid indications that economic activity rose after social distancing policies were loosened. Healthcare stocks were the most significant contributors, as the sector benefited from coronavirus test revenue, as well as sales in other business segments. Swiss consumer staples stocks also advanced, as consumers stockpiled pet food and other supplies, supporting sales growth.

Swedish stocks also contributed to the Index’s return, as companies in the country benefited from a less restrictive response to the coronavirus. The Swedish industrials sector posted gains amid strong demand for vacuum products in the semiconductor industry.

Danish stocks advanced, as businesses reopened early after relatively effective measures lowered coronavirus infection rates. The development and approval of new diabetes drugs drove solid performance in the Danish healthcare sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	15.4%
Financials	15.1
Health Care	13.5
Consumer Staples	11.4
Consumer Discretionary	11.4
Information Technology	8.9
Materials	7.6
Communication Services	5.4
Real Estate	4.4
Utilities	3.9
Energy	3.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	25.1%
United Kingdom	14.1
Switzerland	9.8
France	9.7
Germany	8.9
Australia	7.4
Netherlands	4.4
Sweden	3.7
Hong Kong	3.2
Denmark	2.4

(a)	Excludes money market funds.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Core MSCI Europe ETF

Investment Objective

The iShares Core MSCI Europe ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization European equities, as represented by the MSCI Europe IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.66)%	2.08%	0.87%	(0.66)%	10.83%	5.49%
Fund Market	(0.23)	2.02	0.81	(0.23)	10.50	5.05
Index	(0.74)	1.87	0.65	(0.74)	9.70	4.04

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$929.60	$0.43		$1,000.00	$1,024.40	$0.45		0.09%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	iShares® Core MSCI Europe ETF

Portfolio Management Commentary

European stocks declined modestly for the reporting period as the impact of the coronavirus pandemic precipitated the onset of the Eurozone’s worst economic recession on record. U.K. equities detracted the most from the Index’s return as the energy sector was seriously weakened by the pandemic. Global oil demand dropped by more than 30% in early April 2020, as much of the world’s population was under stay-at-home restrictions, sending crude prices to their lowest levels since 1998. Integrated oil and gas companies reported large decreases in income, layoffs, and strong cost-reduction measures. The pandemic also weighed heavily on the U.K. financials sector, which was already navigating the economic implications of the country’s exit from the E.U., set for December 2020. Banks weighed the most on the sector as companies set aside significant reserves to absorb expected credit losses and eliminated thousands of jobs.

French stocks were modest detractors from the Index’s return, led by the industrials sector as diminished demand for commercial aircraft weighed on the aerospace and defense industry. The pandemic-related, historic decrease in demand for air travel led to delayed and canceled orders, a stockpile of unclaimed planes, and reduced cash for plane makers and their suppliers. Stocks in Spain also detracted from the Index’s performance. Financial stocks were the largest detractors as demand for mortgages and overall consumer spending decreased amid relatively strict stay-at-home policies. Profits at Spanish banks decreased sharply as they set aside reserves to cover expected loan losses and reported losses on the value of previous U.K.-based acquisitions.

On the upside, Swiss stocks contributed the most to the Index’s return as demand for COVID-19 testing, treatment, and vaccine development supported gains in the country’s healthcare sector. Pharmaceuticals companies reported steady growth as overall drug sales remained relatively unaffected by the pandemic. Northern European markets also contributed to the Index’s performance. Gains in Sweden’s industrial sector reflected strong demand for industrial tools and equipment from chipmakers. Danish equities advanced as pharmaceuticals companies reported robust new drug sales and positive late-stage results in clinical trials.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	15.5%
Industrials	14.9
Financials	14.7
Consumer Staples	13.8
Consumer Discretionary	9.9
Information Technology	7.9
Materials	7.7
Utilities	4.9
Communication Services	4.1
Energy	4.0
Real Estate	2.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United Kingdom	22.7%
Switzerland	15.8
France	15.6
Germany	14.2
Netherlands	7.0
Sweden	5.9
Denmark	3.9
Spain	3.7
Italy	3.7
Finland	2.1

(a)	Excludes money market funds.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Core MSCI International Developed Markets ETF

Investment Objective

The iShares Core MSCI International Developed Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the United States, as represented by the MSCI World ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.14)%	3.61%	(1.14)%	12.66%
Fund Market	(0.44)	3.58	(0.44)	12.58
Index	(1.34)	3.28	(1.34)	11.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/21/17. The first day of secondary market trading was 3/23/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$928.20	$0.24		$1,000.00	$1,024.60	$0.25		0.05%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	9

Fund Summary as of July 31, 2020 (continued)	iShares® Core MSCI International Developed Markets ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. declined slightly for the reporting period, as the coronavirus pandemic led to substantially higher market volatility and a global recession. European banks were particularly affected, as many of the businesses they lend to posted significantly lower revenues due to pandemic-related restrictions.

U.K. stocks significantly detracted from the Index’s performance, despite a meaningful economic stimulus package. The U.K. energy sector detracted the most from the Index’s return, as decreased demand due to coronavirus restrictions and increased supply from producers in Saudi Arabia and Russia drove oil prices down to a 21-year low. Companies in the oil, gas, and consumable fuels industry also recognized losses on the value of their oil and gas assets, which reduced their asset values. Additionally, the U.K. financials sector detracted substantially from the Index’s return. Concerns that many small borrowers were at risk of bankruptcy, as well as political scrutiny on banks with extensive operations in Asia, weighed on banks. The banking industry also reported sharply lower profits, eliminated dividends and buybacks, and set aside significant amounts to cover expected credit losses in the energy sector.

French equities also detracted from the Index’s return amid a deep recession driven by strict social distancing policies. French aerospace and defense companies detracted the most, as cash-strapped airlines delayed orders for aircraft, and temporary factory closures halted production.

On the upside, Swiss stocks posted gains amid indications that economic activity increased and recovering business confidence after social distancing policies were loosened. Healthcare stocks were the most significant contributors as pharmaceutical companies benefited from coronavirus test revenue, as well as sales in other business segments. Swiss consumer staples stocks also advanced, as consumers stockpiled pet food and other supplies, supporting sales growth.

Swedish stocks also contributed to the Index’s return, as companies in the country benefited from a less restrictive response to the coronavirus. The Swedish industrials sector posted gains amid strong demand for vacuum products from the semiconductor industry. Danish stocks also advanced, as businesses reopened early after relatively effective measures lowered coronavirus infection rates. In addition, the development and approval of new diabetes drugs drove solid gains in the Danish healthcare sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	16.5%
Industrials	15.0
Health Care	12.3
Consumer Staples	10.8
Consumer Discretionary	10.6
Information Technology	9.0
Materials	8.6
Communication Services	5.1
Real Estate	4.2
Utilities	4.0
Energy	3.9

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	22.8%
United Kingdom	12.8
Canada	9.3
Switzerland	8.9
France	8.8
Germany	8.0
Australia	6.7
Netherlands	4.0
Sweden	3.3
Hong Kong	2.9

(a)	Excludes money market funds.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Core MSCI Pacific ETF

Investment Objective

The iShares Core MSCI Pacific ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Pacific region equities, as represented by the MSCI Pacific IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(2.45)%	3.48%	3.58%	(2.45)%	18.66%	24.15%
Fund Market	(1.92)	3.45	3.59	(1.92)	18.49	24.18
Index	(2.51)	3.42	3.54	(2.51)	18.32	23.80

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$921.40	$0.43		$1,000.00	$1,024.40	$0.45		0.09%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	11

Fund Summary as of July 31, 2020 (continued)	iShares® Core MSCI Pacific ETF

Portfolio Management Commentary

Stocks in the Pacific region declined sharply in early 2020 amid the coronavirus pandemic, but partially recovered to finish the reporting period with moderate losses. Australian equities detracted the most from the Index’s return, led by the financial sector. Australian banks are widely exposed to many industries across the national economy, which contracted due to the pandemic and entered recession for the first time in nearly 30 years. Bank stocks, already constrained by narrowing net interest margins due to low interest rates, were further challenged when the Reserve Bank of Australia decreased interest rates to record lows in March 2020 to help mitigate the economic slowdown. Investor concerns about a government investigation into banking operations related to an ongoing money-laundering scandal also weighed on bank stocks. Australian energy stocks weakened as already-low oil prices declined sharply due to increased competition from suppliers in Saudi Arabia and Russia, while the pandemic precipitated a steep drop in demand for energy. Real estate stocks also declined as retailers missed rent payments to commercial landlords during shutdowns.

Hong Kong stocks detracted notably from the Index’s return, constrained by anti-government protests and economic disruption due to the pandemic. New security laws passed by China limiting certain freedoms of Hong Kong citizens gave rise to investor concerns about further protests and renewed tensions between the U.S. and China. The real estate sector detracted the most from performance. Concerns mounted about capital outflows and reduced demand for commercial properties, particularly from international investors, which could jeopardize the territory’s role as a financial center.

Stocks in Singapore also weighed on the Index’s performance, as lockdowns and weak global demand for exports led the economy into a recession. Bank stocks weakened amid central bank guidance to limit dividend payments. The industrials sector also detracted as sharply reduced passenger volumes due to the pandemic drove the transportation industry lower.

On the upside, Japanese stocks, which represented approximately 68% of the Index on average for the reporting period, contributed to performance. The healthcare sector was supported by international partnerships and promising developments in coronavirus treatments. The information technology sector advanced amid ongoing adoption of robotics and automated systems in manufacturing.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	16.3%
Financials	15.7
Consumer Discretionary	14.2
Health Care	10.4
Information Technology	9.9
Communication Services	7.7
Materials	7.6
Consumer Staples	7.4
Real Estate	7.3
Utilities	2.3
Energy	1.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	67.8%
Australia	19.2
Hong Kong	8.6
Singapore	3.3
New Zealand	1.1

(a)	Excludes money market funds.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Core MSCI Total International Stock ETF

Investment Objective

The iShares Core MSCI Total International Stock ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.77%	3.51%	4.58%	0.77%	18.83%	41.69%
Fund Market	1.24	3.46	4.55	1.24	18.51	41.37
Index	0.72	3.31	4.45	0.72	17.68	40.34

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$954.80	$0.44		$1,000.00	$1,024.40	$0.45		0.09%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 15 for more information.

FUND SUMMARY	13

Fund Summary as of July 31, 2020 (continued)	iShares® Core MSCI Total International Stock ETF

Portfolio Management Commentary

Global stocks outside the U.S. advanced marginally during the reporting period, despite high market volatility, the coronavirus pandemic, and a global recession. The first stock markets affected by the pandemic showed signs of recovery, while those affected later often ended the reporting period with declines amid concerns over new coronavirus outbreaks and localized pandemic-related restrictions.

Chinese equities contributed the most to the Index’s return, as economic growth rebounded late in the reporting period, despite an increase in international tensions. The Chinese consumer discretionary sector contributed significantly as consumers stayed home during the coronavirus pandemic, increasing domestic e-commerce. E-commerce sales growth occurred in groceries, exercise equipment, and other goods used at home, while apparel sales declined. Education services stocks also advanced strongly, as the closing of schools increased demand for remote education. The Chinese communications services sector also contributed. As consumers spent more time online during the pandemic, revenue in the entertainment industry increased for business services, online advertising, social media, and online games.

Stocks in Taiwan contributed meaningfully to the Index’s performance, as the island avoided lockdowns and limited the economic impact of the coronavirus. The information technology sector was the most significant contributor in Taiwan, driven by strong demand for high-end semiconductors in data centers and 5G equipment. Consequently, semiconductor companies continued to make profits and pay dividends during the pandemic. Swiss stocks contributed modestly amid indications that economic activity increased after social distancing policies were loosened. Healthcare equities were the largest contributors in Switzerland, as the pharmaceuticals industry benefited from coronavirus test revenue.

Turning to detractors, U.K. stocks detracted solidly, despite a significant stimulus package. The U.K. energy sector detracted the most from the Index’s performance, as decreased demand for oil due to pandemic-related restrictions and increased supply from producers in Saudi Arabia and Russia drove oil prices down to a 21-year low. Additionally, the U.K. financials sector detracted modestly from the Index’s return amid concerns that many small borrowers were at risk of bankruptcy. Brazilian equities also detracted from the Index’s return as the nation entered a deep recession. A declining credit outlook for the banking industry weighed on the Brazilian financials sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	16.7%
Consumer Discretionary	12.6
Industrials	12.2
Information Technology	11.7
Health Care	10.3
Consumer Staples	9.5
Materials	8.2
Communication Services	7.2
Energy	4.3
Real Estate	3.8
Utilities	3.5

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	16.2%
China	11.0
United Kingdom	9.1
Canada	6.6
Switzerland	6.3
France	6.3
Germany	5.7
Australia	4.8
Taiwan	4.0
South Korea	3.5

(a)	Excludes money market funds.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE / SHAREHOLDER EXPENSES	15

Schedule of Investments July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.4%
Abacus Property Group	2,170,460	$4,187,108
Adbri Ltd.	2,230,733	3,535,493
Afterpay Ltd.(a)	925,421	45,487,659
AGL Energy Ltd.	2,668,830	31,809,882
ALS Ltd.	2,160,326	13,153,372
Altium Ltd.	544,647	12,831,004
Alumina Ltd.	10,693,394	11,656,530
AMP Ltd.(a)	13,945,604	14,651,601
Ampol Ltd.	1,058,833	19,955,516
Ansell Ltd.	584,251	16,110,386
APA Group	4,966,545	39,179,347
Appen Ltd.	521,941	13,344,155
ARB Corp. Ltd.	411,756	5,669,585
Aristocrat Leisure Ltd.	2,480,731	46,575,706
ASX Ltd.	818,523	48,515,876
Atlas Arteria Ltd.	3,781,471	17,898,426
AUB Group Ltd.	255,455	2,388,923
Aurizon Holdings Ltd.	8,154,222	26,022,719
AusNet Services	7,557,063	9,646,798
Austal Ltd.	1,765,287	4,177,721
Australia & New Zealand Banking Group Ltd.	11,945,394	153,856,889
Australian Agricultural Co. Ltd.(a)	2,393,803	1,751,051
Australian Pharmaceutical Industries Ltd.	2,552,094	2,022,409
Avita Therapeutics Inc.(a)	502,880	2,189,088
Bank of Queensland Ltd.	2,041,774	8,712,339
Bapcor Ltd.	1,732,309	7,776,959
Beach Energy Ltd.	8,575,322	8,701,959
Bega Cheese Ltd.	1,236,738	3,946,825
Bendigo & Adelaide Bank Ltd.	2,133,504	10,526,695
BHP Group Ltd.	12,355,689	325,637,526
BHP Group PLC	8,924,852	193,864,459
Bingo Industries Ltd.(b)	2,859,065	3,967,484
Blackmores Ltd.	67,042	3,389,583
BlueScope Steel Ltd.	2,195,892	17,621,838
Boral Ltd.	5,232,601	13,471,694
Brambles Ltd.	6,502,156	50,267,383
Bravura Solutions Ltd.	1,563,730	4,687,575
Breville Group Ltd.	411,838	7,658,418
Brickworks Ltd.	260,983	3,056,388
BWP Trust	2,559,968	7,068,144
carsales.com Ltd.	1,050,708	13,864,685
Centuria Industrial REIT	944,152	2,227,655
Challenger Ltd.	2,327,293	7,243,541
Charter Hall Group	2,179,466	16,442,807
Charter Hall Long Wale REIT	1,716,021	5,697,886
Charter Hall Retail REIT	1,803,789	4,113,609
CIMIC Group Ltd.	442,526	6,816,842
Cleanaway Waste Management Ltd.	9,027,325	13,530,551
Clinuvel Pharmaceuticals Ltd.(b)	170,169	2,689,690
Coca-Cola Amatil Ltd.	2,145,549	12,586,410
Cochlear Ltd.	270,860	36,949,723
Coles Group Ltd.	5,635,863	73,438,786
Commonwealth Bank of Australia	7,417,352	378,738,119
Computershare Ltd.	2,118,078	20,399,903
Coronado Global Resources Inc.(b)(c)	1,143,751	717,711
Corporate Travel Management Ltd.(b)	432,737	2,709,246
Costa Group Holdings Ltd.	1,671,056	3,583,211
Credit Corp. Group Ltd.	283,175	3,854,440

Security	Shares	Value

Australia (continued)
Cromwell Property Group	9,713,324	$6,164,832
Crown Resorts Ltd.	1,580,883	10,146,889
CSL Ltd.	1,916,540	371,238,156
CSR Ltd.	2,581,361	6,460,770
Dexus	4,597,583	28,058,812
Domain Holdings Australia Ltd.	1,730,719	4,095,912
Domino’s Pizza Enterprises Ltd.	273,759	14,512,442
Downer EDI Ltd.	3,320,194	9,786,230
Elders Ltd.	719,683	5,285,077
EML Payments Ltd.(a)	1,596,145	3,605,729
Evolution Mining Ltd.	6,866,699	29,054,283
Flight Centre Travel Group Ltd.	614,009	4,663,166
Fortescue Metals Group Ltd.	7,143,220	89,187,282
G8 Education Ltd.	3,811,017	2,200,123
Genworth Mortgage Insurance Australia Ltd.	1,361,924	1,655,513
Gold Road Resources Ltd.(a)	3,406,345	4,482,650
Goodman Group	6,898,442	83,756,421
GPT Group (The)	7,932,371	22,072,162
GrainCorp Ltd., Class A(a)	1,033,750	2,765,251
GUD Holdings Ltd.	497,506	4,010,281
GWA Group Ltd.	1,280,827	2,617,854
Harvey Norman Holdings Ltd.	2,933,015	7,824,694
Healius Ltd.	2,731,219	6,385,343
HT&E Ltd.	1,352,002	1,163,506
IDP Education Ltd.	668,523	6,376,438
IGO Ltd.	2,614,414	8,624,667
Iluka Resources Ltd.	1,782,329	11,567,689
Incitec Pivot Ltd.	7,774,298	10,286,501
Ingenia Communities Group	1,005,503	3,425,209
Inghams Group Ltd.	1,337,196	3,183,782
Insurance Australia Group Ltd.	9,650,303	35,226,449
InvoCare Ltd.	630,252	4,316,460
IOOF Holdings Ltd.	1,594,769	5,215,222
IPH Ltd.	1,180,625	6,299,340
IRESS Ltd.	961,182	7,079,233
James Hardie Industries PLC	1,920,629	39,902,684
JB Hi-Fi Ltd.	532,618	17,444,438
Jupiter Mines Ltd.	6,487,823	1,372,559
Lendlease Corp. Ltd.	2,796,795	22,764,946
Link Administration Holdings Ltd.	2,520,335	7,193,686
Lynas Corp. Ltd.(a)	3,144,179	5,028,312
Macquarie Group Ltd.	1,422,276	125,958,015
Magellan Financial Group Ltd.	568,273	24,924,969
McMillan Shakespeare Ltd.	416,472	2,634,296
Medibank Pvt Ltd.	11,555,926	23,370,284
Megaport Ltd.(a)	585,564	5,522,176
Mesoblast Ltd.(a)(b)	2,067,801	5,605,452
Metcash Ltd.	4,461,751	8,671,311
Mineral Resources Ltd.	842,726	15,556,256
Mirvac Group	16,433,321	24,630,984
Monadelphous Group Ltd.	524,740	3,352,988
Mount Gibson Iron Ltd.	2,966,750	1,510,600
Nanosonics Ltd.(a)	1,151,368	5,111,107
National Australia Bank Ltd.	13,434,987	170,152,402
National Storage REIT	4,621,909	5,966,285
New Hope Corp. Ltd.	2,130,611	2,001,638
Newcrest Mining Ltd.	3,421,739	86,328,232
NEXTDC Ltd.(a)	1,972,619	16,113,025
NIB Holdings Ltd.	1,989,270	6,319,862
Nine Entertainment Co. Holdings Ltd.	7,825,390	7,604,233

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Northern Star Resources Ltd.	3,190,729	$35,376,067
NRW Holdings Ltd.	1,834,734	2,414,456
Nufarm Ltd./Australia(a)	1,281,376	3,694,135
Oil Search Ltd.	8,442,596	17,679,460
Omni Bridgeway Ltd.	981,988	3,225,387
oOh!media Ltd.	2,880,958	1,549,560
Orica Ltd.	1,655,123	20,522,743
Origin Energy Ltd.	7,642,125	29,430,562
Orora Ltd.	4,240,939	6,995,198
OZ Minerals Ltd.	1,571,928	15,365,215
Pact Group Holdings Ltd.(a)(b)	1,216,513	1,832,087
Pendal Group Ltd.	1,324,771	5,529,348
Perpetual Ltd.	242,500	5,274,658
Perseus Mining Ltd.(a)	5,142,851	5,661,382
Pilbara Minerals Ltd.(a)(b)	8,817,957	2,213,330
Platinum Asset Management Ltd.	1,473,827	3,942,443
PolyNovo Ltd.(a)(b)	2,961,205	4,650,747
Premier Investments Ltd.	493,805	5,935,258
Pro Medicus Ltd.	218,814	3,753,586
Qantas Airways Ltd.	3,817,694	8,843,288
QBE Insurance Group Ltd.	6,189,864	43,991,107
Qube Holdings Ltd.	6,713,924	13,144,655
Ramelius Resources Ltd.	3,320,301	5,190,917
Ramsay Health Care Ltd.	780,499	34,692,377
REA Group Ltd.	229,297	17,838,494
Regis Resources Ltd.	2,646,383	10,684,919
Reliance Worldwide Corp. Ltd.	4,040,112	7,764,944
Resolute Mining Ltd.(a)	5,534,465	5,159,756
Rio Tinto Ltd.	1,560,474	114,147,615
Sandfire Resources Ltd.	885,312	3,003,085
Santos Ltd.	8,190,001	30,953,139
Saracen Mineral Holdings Ltd.(a)	4,629,857	19,921,818
Scentre Group	21,988,823	32,169,350
Seek Ltd.	1,485,492	23,085,504
Seven Group Holdings Ltd.	747,866	9,133,738
Shopping Centres Australasia Property Group	4,728,070	7,323,991
Silver Lake Resources Ltd.(a)	4,258,828	7,482,838
Sims Ltd.	826,938	4,714,658
Sonic Healthcare Ltd.	1,983,855	45,669,378
South32 Ltd.	21,275,657	31,431,155
Southern Cross Media Group Ltd.	12,966,107	1,534,277
Spark Infrastructure Group	7,427,155	12,037,632
St. Barbara Ltd.	3,664,157	8,802,966
Star Entertainment Grp Ltd. (The)	3,581,529	6,549,660
Steadfast Group Ltd.	4,139,590	9,945,171
Stockland	10,103,195	23,113,172
Suncorp Group Ltd.	5,234,936	32,098,713
Super Retail Group Ltd.	739,474	4,709,188
Sydney Airport	4,540,388	17,029,613
Tabcorp Holdings Ltd.	8,874,352	22,656,707
Technology One Ltd.	1,251,760	7,549,657
Telstra Corp. Ltd.	17,042,908	40,944,789
TPG Telecom Ltd.(a)	1,685,582	9,718,877
Transurban Group	11,562,592	114,514,113
Treasury Wine Estates Ltd.	3,089,991	23,932,667
Tuas Ltd.(a)	1,114,655	563,559
United Malt Grp Ltd.(a)	1,248,725	3,600,004
Vicinity Centres	16,297,365	15,252,395
Viva Energy Group Ltd.(c)	5,095,303	5,883,097
Vocus Group Ltd.(a)	2,981,063	6,178,444

Security	Shares	Value

Australia (continued)
Washington H Soul Pattinson & Co. Ltd.	526,948	$7,387,962
Waypoint REIT	2,592,005	4,702,908
Webjet Ltd.	1,501,409	3,047,162
Wesfarmers Ltd.	4,736,486	158,119,735
Westpac Banking Corp.	15,110,741	185,198,711
Whitehaven Coal Ltd.	3,873,482	3,847,348
WiseTech Global Ltd.	631,754	9,355,741
Woodside Petroleum Ltd.	4,081,646	58,572,338
Woolworths Group Ltd.	5,311,678	147,342,603
Worley Ltd.	1,516,944	8,920,589

		4,884,914,582

Austria — 0.3%
ams AG(a)	1,099,679	18,325,969
Andritz AG	286,923	9,662,878
AT&S Austria Technologie & Systemtechnik AG	116,393	2,202,155
BAWAG Group AG(a)(c)	276,821	10,134,472
CA Immobilien Anlagen AG(a)	330,480	10,395,083
DO & CO AG(a)(b)	30,751	1,587,247
Erste Group Bank AG(a)	1,229,331	27,474,625
EVN AG	150,207	2,497,334
IMMOFINANZ AG(a)	393,128	6,522,180
Lenzing AG(a)	67,965	3,170,542
Oesterreichische Post AG(b)	156,026	5,009,195
OMV AG(a)	641,825	20,279,358
Raiffeisen Bank International AG	615,341	10,587,172
S IMMO AG	278,037	4,872,501
S&T AG(a)(b)	284,301	7,772,618
Semperit AG Holding(a)(b)	54,657	1,085,816
Telekom Austria AG(a)	715,519	5,398,125
UNIQA Insurance Group AG	637,790	4,019,815
Verbund AG	286,933	15,112,344
Vienna Insurance Group AG Wiener Versicherung Gruppe(a)	197,796	4,397,203
voestalpine AG	465,324	10,314,354
Wienerberger AG(a)	509,685	11,734,617

		192,555,603

Belgium — 1.0%
Ackermans & van Haaren NV(a)	86,354	11,130,382
Aedifica SA	117,134	13,574,073
Ageas SA/NV	740,483	27,888,532
AGFA-Gevaert NV(a)	920,830	3,734,863
Anheuser-Busch InBev SA/NV	3,216,577	175,422,130
Barco NV	362,148	7,148,182
Befimmo SA	105,326	4,795,098
Bekaert SA	191,971	3,747,864
bpost SA(a)	295,296	1,920,531
Cie. d’Entreprises CFE(a)	35,771	2,267,237
Cofinimmo SA	85,336	12,210,088
Colruyt SA	229,609	13,456,166
D’ieteren SA/NV	132,344	7,191,027
Elia Group SA/NV	141,996	15,481,326
Euronav NV	773,837	7,503,510
Fagron	327,919	7,352,009
Galapagos NV(a)	181,311	33,789,479
Gimv NV	125,493	6,781,673
Groupe Bruxelles Lambert SA	453,256	39,512,092
Ion Beam Applications(b)	102,492	878,677
KBC Ancora(a)	219,306	7,380,513
KBC Group NV	1,045,687	59,748,879

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Belgium (continued)
Kinepolis Group NV(a)(b)	83,988	$2,999,337
Melexis NV	98,915	8,462,561
Montea CVA	22,468	2,510,715
Ontex Group NV(a)(b)	318,698	4,552,473
Orange Belgium SA	174,558	2,935,219
Proximus SADP	598,840	12,399,326
Retail Estates NV	8,130	520,103
Sofina SA	64,096	18,038,857
Solvay SA	302,712	23,646,634
Telenet Group Holding NV	201,681	7,870,097
Tessenderlo Group SA(a)	147,759	4,403,070
UCB SA	537,465	69,179,872
Umicore SA	838,719	39,611,900
Warehouses De Pauw CVA	576,086	18,495,168

		678,539,663

Denmark — 2.4%
ALK-Abello A/S(a)	32,892	9,295,287
Alm Brand A/S(a)	434,527	4,456,581
Ambu A/S, Series B(b)	700,923	24,470,794
AP Moller - Maersk A/S, Class A	13,879	16,493,108
AP Moller - Maersk A/S, Class B, NVS	26,582	34,082,896
Bavarian Nordic A/S(a)(b)	296,226	9,184,974
Carlsberg AS, Class B	446,456	65,777,773
Chemometec A/S	59,060	3,366,204
Chr Hansen Holding A/S	444,005	50,542,828
Coloplast A/S, Class B	496,039	84,738,470
D/S Norden A/S	156,285	2,347,259
Danske Bank A/S(a)	2,887,256	46,572,712
Demant A/S(a)	438,723	13,610,293
Dfds A/S(a)	168,951	5,243,968
Drilling Co. of 1972 A/S (The)(a)	91,763	2,129,941
DSV PANALPINA A/S	891,475	122,710,236
FLSmidth & Co. A/S(a)	197,278	5,874,193
Genmab A/S(a)	278,463	95,449,282
GN Store Nord A/S	552,447	33,811,740
H Lundbeck A/S	292,639	10,681,290
ISS A/S(a)	662,703	10,224,648
Jyske Bank A/S, Registered(a)	276,764	8,867,134
Matas A/S(a)	240,150	2,413,453
Netcompany Group A/S(a)(c)	165,124	11,901,962
Nilfisk Holding A/S(a)	119,081	1,644,804
NKT A/S(a)(b)	139,833	3,891,743
NNIT A/S(c)	63,909	1,203,370
Novo Nordisk A/S, Class B	7,452,364	493,262,930
Novozymes A/S, Class B	891,051	53,389,639
Orsted A/S(c)	797,306	114,051,853
Pandora A/S	426,028	27,061,958
Per Aarsleff Holding A/S	114,519	4,454,471
Ringkjoebing Landbobank A/S	147,490	10,993,872
Rockwool International A/S, Class B	38,303	12,478,508
Royal Unibrew A/S(a)	220,460	22,337,735
Scandinavian Tobacco Group A/S(c)	342,635	5,053,589
Schouw & Co. A/S	62,628	5,150,517
SimCorp A/S	183,684	21,463,556
Spar Nord Bank A/S(a)	445,831	3,687,742
Sydbank A/S(a)	315,494	6,000,680
Topdanmark A/S	191,585	8,200,379
Tryg A/S	492,883	14,562,728
Vestas Wind Systems A/S	841,286	108,428,945

Security	Shares	Value

Denmark (continued)
Zealand Pharma A/S(a)	158,952	$5,511,517

		1,597,077,562

Finland — 1.3%
Adapteo OYJ(a)	200,643	1,700,335
Cargotec OYJ, Class B	197,516	5,899,793
Caverion OYJ(a)	436,604	3,252,591
Citycon OYJ(b)	367,257	2,675,173
Elisa OYJ	597,290	35,639,666
Finnair OYJ(a)(b)	3,147,662	1,778,424
Fortum OYJ	1,912,677	38,947,171
Huhtamaki OYJ(a)	423,053	18,909,834
Kemira OYJ	517,051	6,902,850
Kesko OYJ, Class B	1,053,671	22,551,983
Kone OYJ, Class B	1,422,453	113,101,082
Konecranes OYJ	325,263	8,292,482
Metsa Board OYJ	919,330	7,191,217
Metso Outotec Oyj	2,708,343	17,614,385
Neles Oyj	452,826	6,554,113
Neste OYJ	1,799,670	82,740,904
Nokia OYJ	23,930,991	114,891,486
Nokian Renkaat OYJ	546,213	13,150,460
Nordea Bank Abp(a)	13,613,833	105,420,620
Oriola OYJ, Class B	603,726	1,313,587
Orion OYJ, Class B	456,672	19,991,341
Outokumpu OYJ(a)(b)	1,525,550	4,113,035
Sampo OYJ, Class A	1,969,360	71,423,318
Sanoma OYJ	362,061	4,088,709
Stora Enso OYJ, Class R	2,446,399	30,837,959
TietoEVRY OYJ	418,894	12,334,019
UPM-Kymmene OYJ	2,236,383	59,845,551
Uponor OYJ	295,816	4,974,190
Valmet OYJ	560,666	15,719,434
Wartsila OYJ Abp	1,832,016	15,337,820
YIT OYJ	831,825	4,859,147

		852,052,679

France — 9.6%
ABC arbitrage	396,313	3,257,049
Accor SA(a)	785,416	19,726,743
Aeroports de Paris	127,589	12,069,919
Air France-KLM(a)(b)	900,382	3,714,744
Air Liquide SA	1,974,955	326,019,632
Airbus SE(a)	2,480,513	181,888,134
Albioma SA	211,825	9,505,832
ALD SA(b)(c)	491,146	4,925,015
Alstom SA(a)	811,900	45,344,187
Alten SA(a)	136,677	10,699,280
Amundi SA(a)(c)	251,762	19,142,660
APERAM SA	240,845	6,846,573
Arkema SA	291,239	30,175,461
Atos SE(a)	415,202	35,546,687
AXA SA	8,083,622	161,200,996
BioMerieux(b)	176,404	28,682,187
BNP Paribas SA(a)(b)	4,734,902	191,010,614
Boiron SA(b)	37,044	1,463,071
Bollore SA	3,887,398	13,009,080
Bonduelle SCA	88,792	2,141,929
Bouygues SA(a)	948,771	33,657,650
Bureau Veritas SA(a)	1,192,957	26,132,691
Capgemini SE	678,692	87,879,581

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Carmila SA	208,770	$2,468,705
Carrefour SA	2,554,655	40,781,872
Casino Guichard Perrachon SA(a)(b)	189,084	5,276,767
Cellectis SA(a)	187,141	2,965,343
CGG SA(a)	3,222,305	2,735,087
Cie. de Saint-Gobain(a)	2,174,896	80,163,455
Cie. Generale des Etablissements Michelin SCA	710,447	74,214,747
Cie. Plastic Omnium SA	300,312	6,061,880
CNP Assurances(a)	726,027	8,748,389
Coface SA(a)	514,109	4,073,157
Covivio	190,729	13,825,420
Credit Agricole SA(a)	4,787,747	46,005,435
Danone SA	2,581,644	172,604,967
Dassault Aviation SA(a)	11,209	9,344,522
Dassault Systemes SE	554,217	100,991,218
Derichebourg SA	602,750	1,747,667
Edenred	1,053,898	52,503,852
Eiffage SA(a)	347,054	30,368,959
Electricite de France SA	2,612,187	26,410,189
Elior Group SA(c)	471,127	2,612,835
Elis SA(a)	830,641	10,136,644
Engie SA(a)	7,674,029	102,451,544
EssilorLuxottica SA(a)	1,198,755	159,046,611
Etablissements Maurel et Prom SA	190,991	376,713
Eurazeo SE(a)	189,427	9,918,606
Eurofins Scientific SE(a)(b)	56,034	36,562,379
Europcar Mobility Group(a)(b)(c)	600,121	938,858
Eutelsat Communications SA	732,926	7,427,490
Faurecia SE(a)	332,459	12,930,136
FFP	28,330	2,207,665
Fnac Darty SA(a)	89,685	3,550,638
Gaztransport Et Technigaz SA	108,972	10,083,247
Gecina SA	193,930	25,110,782
Getlink SE(a)(b)	1,923,087	28,948,660
Guerbet	29,866	1,064,794
Hermes International	132,128	107,212,816
ICADE	120,633	7,988,317
Iliad SA	61,708	12,142,159
Imerys SA(b)	166,514	6,127,615
Ingenico Group SA(a)	262,260	42,223,170
Innate Pharma SA(a)(b)	287,208	1,755,853
Ipsen SA	162,372	15,686,799
IPSOS	190,571	5,036,577
JCDecaux SA(a)	326,555	5,510,379
Kaufman & Broad SA	41,673	1,793,731
Kering SA	319,404	181,954,669
Klepierre SA	841,955	14,525,975
Korian SA(a)	262,140	10,774,923
La Francaise des Jeux SAEM(c)	351,586	12,821,743
Lagardere SCA(a)(b)	235,745	3,582,175
Legrand SA	1,103,968	85,480,349
LISI(a)(b)	90,701	2,044,260
L’Oreal SA	1,052,092	352,079,942
LVMH Moet Hennessy Louis Vuitton SE	1,166,203	505,761,081
Maisons du Monde SA(a)(c)	238,977	3,642,589
Mercialys SA	288,958	2,183,417
Mersen SA(a)	105,233	2,818,521
Metropole Television SA(a)	193,458	2,342,544
Natixis SA(a)(b)	4,020,732	9,770,529
Nexans SA(a)	145,089	7,583,294

Security	Shares	Value

France (continued)
Nexity SA	201,378	$6,872,417
Orange SA	8,223,488	96,387,005
Orpea(a)	222,295	28,441,866
Pernod Ricard SA	888,910	153,465,860
Peugeot SA(a)	2,489,674	40,156,697
Publicis Groupe SA	918,418	29,594,297
Quadient	177,132	2,618,232
Remy Cointreau SA(b)	98,118	15,767,734
Renault SA(a)	808,960	19,184,516
Rexel SA(a)	1,071,312	12,650,528
Rubis SCA	389,620	18,410,596
Safran SA(a)	1,359,724	143,808,211
Sanofi	4,747,719	497,135,414
Sartorius Stedim Biotech	119,407	37,276,476
Schneider Electric SE	2,310,193	268,372,336
SCOR SE(a)	675,736	17,419,460
SEB SA(b)	95,517	15,824,133
SES SA	1,605,968	11,386,746
Societe BIC SA	115,879	6,871,900
Societe Generale SA(a)	3,400,637	52,211,950
Sodexo SA	371,977	25,635,203
SOITEC(a)	100,513	11,838,119
Solutions 30 SE(a)	391,918	6,585,525
Sopra Steria Group(a)	77,129	11,528,317
SPIE SA	534,808	8,695,643
STMicroelectronics NV	2,712,659	76,375,792
Suez SA	1,407,898	18,621,228
Tarkett SA(a)	159,841	1,997,857
Teleperformance	253,416	74,107,008
Television Francaise 1(a)	306,635	1,765,117
Thales SA	449,485	32,613,821
TOTAL SE	10,420,462	385,684,727
Trigano SA	49,003	5,609,177
Ubisoft Entertainment SA(a)	383,304	32,081,528
Unibail-Rodamco-Westfield(b)	584,062	30,747,884
Valeo SA(b)	994,532	25,566,980
Vallourec SA(a)	38,394	1,268,274
Veolia Environnement SA	2,267,395	51,773,865
Verallia SA(c)	85,121	2,858,618
Vicat SA	78,840	2,610,392
Vinci SA	2,159,189	185,875,936
Virbac SA(a)	23,812	5,197,909
Vivendi SA	3,501,624	92,751,012
Wendel SE	110,028	10,311,067
Worldline SA(a)(c)	592,046	50,910,862

		6,378,410,610

Germany — 8.3%
Aareal Bank AG(a)	243,646	4,491,656
adidas AG(a)	803,147	222,139,808
ADO Properties SA(a)(c)	272,154	7,697,984
ADVA Optical Networking SE(a)	326,188	2,723,164
Aixtron SE(a)	545,726	6,633,900
Allianz SE, Registered	1,745,060	363,635,848
alstria office REIT AG(a)	638,103	9,575,325
Aroundtown SA(a)	5,035,443	30,415,132
Aurubis AG	151,587	10,131,302
BASF SE	3,845,309	212,848,707
Bayer AG, Registered	4,149,560	275,961,496
Bayerische Motoren Werke AG	1,376,327	89,024,611
BayWa AG	66,402	2,100,420

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Bechtle AG	129,576	$25,266,574
Beiersdorf AG	420,114	50,249,781
Bertrandt AG	31,663	1,175,663
Bilfinger SE	146,859	2,558,023
Borussia Dortmund GmbH & Co. KGaA	363,431	2,410,938
Brenntag AG	654,110	40,314,040
Cancom SE	182,336	10,985,447
Carl Zeiss Meditec AG, Bearer(a)	172,315	18,063,544
Cewe Stiftung & Co. KGaA	38,936	4,415,410
Commerzbank AG(a)	4,324,392	22,239,017
CompuGroup Medical SE & Co. KgaA	113,068	9,907,385
Continental AG	467,078	45,599,515
Covestro AG(c)	743,515	28,890,724
CTS Eventim AG & Co. KGaA(a)	268,294	10,634,476
Daimler AG, Registered(b)	3,616,785	159,954,118
Delivery Hero SE(a)(c)	546,586	63,185,995
Dermapharm Holding SE	54,266	2,749,665
Deutsche Bank AG, Registered(a)	8,315,217	74,640,357
Deutsche Beteiligungs AG	89,562	3,351,958
Deutsche Boerse AG	800,497	146,342,452
Deutsche EuroShop AG(a)	256,040	3,805,785
Deutsche Lufthansa AG, Registered(a)(b)	1,237,712	10,944,759
Deutsche Pfandbriefbank AG(a)(c)	703,204	4,477,836
Deutsche Post AG, Registered(a)	4,136,229	167,568,763
Deutsche Telekom AG, Registered	14,004,927	234,584,092
Deutsche Wohnen SE	1,438,214	70,068,345
Deutz AG(a)	671,969	3,380,242
DIC Asset AG	283,761	3,691,021
Duerr AG(b)	261,071	7,168,396
E.ON SE	9,418,457	110,660,460
Encavis AG	428,126	6,763,620
Evonik Industries AG	887,742	24,007,894
Evotec SE(a)(b)	567,491	15,045,122
Fraport AG Frankfurt Airport Services Worldwide(a)(b)	193,285	7,547,035
Freenet AG	558,682	9,675,094
Fresenius Medical Care AG & Co. KGaA(a)	894,324	78,913,492
Fresenius SE & Co. KGaA(a)	1,759,771	87,960,874
GEA Group AG	646,215	23,405,890
Gerresheimer AG	137,059	15,769,631
Grand City Properties SA	497,342	11,867,997
Grenke AG(a)(b)	119,237	9,023,856
Hamborner REIT AG(a)	448,528	4,637,150
Hamburger Hafen und Logistik AG	146,803	2,548,368
Hannover Rueck SE	247,741	42,009,563
HeidelbergCement AG	615,099	34,331,134
HelloFresh SE(a)	609,608	33,318,215
Henkel AG & Co. KGaA	439,367	38,264,965
HOCHTIEF AG	99,720	8,136,404
Hornbach Holding AG & Co. KGaA	47,605	4,599,131
Hugo Boss AG	270,304	7,389,949
Hypoport SE(a)	20,713	9,785,002
Indus Holding AG(a)	92,676	3,172,612
Infineon Technologies AG	5,288,164	132,131,250
Jenoptik AG	258,036	6,627,370
K+S AG, Registered(b)	804,788	5,342,629
KION Group AG	270,305	20,840,244
Kloeckner & Co. SE(a)	371,379	2,353,874
Knorr-Bremse AG	199,350	23,429,340
Koenig & Bauer AG(a)	81,571	1,760,353
Krones AG	73,552	4,479,225

Security	Shares	Value

Germany (continued)
KWS Saat SE & Co. KGaA	49,598	$3,853,281
LANXESS AG(a)	350,618	18,242,654
LEG Immobilien AG(a)	292,529	40,907,970
Merck KGaA	548,513	70,083,023
METRO AG	823,144	7,545,547
MLP SE	452,599	2,777,679
MorphoSys AG(a)	139,556	17,822,696
MTU Aero Engines AG(a)	225,736	39,199,083
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	605,466	160,948,598
Nemetschek SE	260,637	19,231,882
New Work SE	18,361	6,014,191
Nordex SE(a)	323,282	3,354,515
Norma Group SE	160,782	4,452,721
OSRAM Licht AG(a)	168,051	8,821,194
PATRIZIA AG	252,503	6,912,238
Pfeiffer Vacuum Technology AG	32,870	6,568,823
ProSiebenSat.1 Media SE(a)	892,905	9,213,435
Puma SE(a)	364,336	28,365,669
Rational AG	17,509	10,476,422
Rheinmetall AG	186,321	17,678,844
Rocket Internet SE(a)(c)	411,725	8,870,676
RWE AG	2,463,179	93,148,435
SAP SE	4,403,121	696,551,035
Scout24 AG(c)	488,068	42,390,961
SGL Carbon SE(a)(b)	333,991	1,238,150
Siemens AG, Registered	3,217,854	412,169,752
Siemens Healthineers AG(c)	623,767	32,421,403
Siltronic AG	103,247	9,278,807
Sirius Real Estate Ltd.	1,959,090	1,889,909
Sixt SE(a)	65,184	4,894,585
SMA Solar Technology AG(a)	68,202	2,000,092
Software AG	229,195	10,732,514
Stabilus SA	117,574	5,906,047
Stratec SE	31,588	3,712,869
Stroeer SE & Co. KGaA(b)	147,042	10,093,569
Suedzucker AG	336,475	5,657,877
Symrise AG	539,979	67,715,591
TAG Immobilien AG	595,445	15,645,406
Takkt AG(a)	159,668	1,971,149
TeamViewer AG(a)(c)	554,265	29,985,389
Telefonica Deutschland Holding AG	4,105,277	11,286,689
thyssenkrupp AG(a)(b)	1,758,182	13,659,359
TUI AG(b)	1,774,258	6,709,022
Uniper SE	856,342	29,730,651
United Internet AG, Registered(d)	444,767	20,232,795
Varta AG(a)(b)	83,736	9,396,791
Volkswagen AG(a)	139,791	21,935,688
Vonovia SE	2,178,398	142,141,226
Vossloh AG(a)(b)	54,458	2,453,510
Wacker Chemie AG(a)	65,545	5,932,383
Wacker Neuson SE(a)	182,057	3,220,625
Zalando SE(a)(c)	647,633	46,899,183
zooplus AG(a)	31,080	5,365,806

		5,509,509,826

Hong Kong — 3.2%
AIA Group Ltd.	50,818,600	459,322,718
ASM Pacific Technology Ltd.	1,348,500	15,155,009
Ausnutria Dairy Corp. Ltd.(b)	2,451,000	4,104,924
Bank of East Asia Ltd. (The)(b)	5,485,400	12,485,156

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
BeiGene Ltd., ADR(a)(b)	172,474	$36,047,066
BOC Hong Kong Holdings Ltd.	15,658,500	43,640,629
Brightoil Petroleum Holdings Ltd.(a)(b)(e)	6,240,000	483,084
Budweiser Brewing Co. APAC Ltd.(b)(c)	7,011,700	25,422,411
Cafe de Coral Holdings Ltd.(b)	1,598,000	3,200,041
Champion REIT	9,259,000	4,910,130
Chow Sang Sang Holdings International Ltd.(b)	850,000	905,912
CITIC Telecom International Holdings Ltd.	10,001,000	3,174,429
CK Asset Holdings Ltd.	10,936,016	60,746,237
CK Hutchison Holdings Ltd.	11,237,516	73,295,713
CK Infrastructure Holdings Ltd.	2,791,500	14,551,444
CLP Holdings Ltd.	6,865,500	65,021,251
Comba Telecom Systems Holdings Ltd.(b)	7,388,000	3,079,048
Dah Sing Banking Group Ltd.(b)	2,650,000	2,393,487
Dah Sing Financial Holdings Ltd.	812,800	2,244,319
Dairy Farm International Holdings Ltd.	1,538,400	6,584,352
Far East Consortium International Ltd.(b)	5,672,000	1,683,260
First Pacific Co. Ltd.	11,990,250	2,506,284
Galaxy Entertainment Group Ltd.	9,243,000	62,970,039
Giordano International Ltd.	6,982,000	1,027,003
Guotai Junan International Holdings Ltd.	20,006,000	2,839,488
Haitong International Securities Group Ltd.	14,950,000	4,031,573
Hang Lung Group Ltd.	4,128,000	9,981,513
Hang Lung Properties Ltd.	8,416,000	20,653,960
Hang Seng Bank Ltd.(b)	3,247,700	51,081,860
Health and Happiness H&H International Holdings Ltd.(b)	1,074,500	4,297,889
Henderson Land Development Co. Ltd.	6,337,570	23,755,053
HK Electric Investments & HK Electric Investments Ltd.	11,426,500	11,824,279
HKBN Ltd.	3,845,500	7,105,308
HKT Trust & HKT Ltd.	16,314,200	24,039,143
Hong Kong & China Gas Co. Ltd.(b)	45,222,347	64,885,100
Hong Kong Exchanges & Clearing Ltd.	5,106,100	243,900,573
Hongkong Land Holdings Ltd.	4,987,800	18,903,762
Hsin Chong Group Holdings Ltd.(a)(e)	7,490,000	10
Hutchison Telecommunications Hong Kong Holdings Ltd.	10,412,000	1,706,180
Hysan Development Co. Ltd.	2,564,000	7,079,766
Jardine Matheson Holdings Ltd.	918,600	37,589,112
Jardine Strategic Holdings Ltd.	957,400	19,339,480
Johnson Electric Holdings Ltd.	1,473,250	2,710,710
Kerry Logistics Network Ltd.	2,640,000	4,326,082
Kerry Properties Ltd.	2,906,500	6,915,416
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	3,441,000	421,789
Lifestyle International Holdings Ltd.(b)	2,656,000	2,152,161
Link REIT	8,659,500	67,207,159
Luk Fook Holdings International Ltd.	1,434,000	3,075,157
Macau Legend Development Ltd.(a)	10,298,750	1,328,837
Man Wah Holdings Ltd.	8,012,000	9,097,262
Melco International Development Ltd.	3,722,000	7,021,192
Melco Resorts & Entertainment Ltd., ADR	947,312	15,592,756
Microport Scientific Corp.(b)	3,654,000	17,727,336
Minth Group Ltd.	3,210,000	9,567,624
MTR Corp. Ltd.	6,417,000	31,877,177
New World Development Co. Ltd.	6,458,000	31,497,561
NWS Holdings Ltd.	6,885,166	5,330,314
Pacific Basin Shipping Ltd.(b)	22,932,000	2,810,947
Pacific Textiles Holdings Ltd.	4,031,000	1,882,818

Security	Shares	Value

Hong Kong (continued)
PCCW Ltd.	19,123,000	$10,782,626
Power Assets Holdings Ltd.	5,848,500	32,562,098
Prosperity REIT	7,405,000	2,226,220
Sa Sa International Holdings Ltd.(b)	6,850,000	989,910
Sands China Ltd.	10,355,600	40,085,159
Shangri-La Asia Ltd.	6,434,000	4,648,964
Shun Tak Holdings Ltd.(b)	8,054,000	2,899,365
Sino Land Co. Ltd.	13,388,000	16,220,655
SITC International Holdings Co. Ltd.(b)	6,429,000	6,445,425
SJM Holdings Ltd.	8,950,000	10,081,482
SmarTone Telecommunications Holdings Ltd.(b)	1,586,000	828,792
Sun Hung Kai Properties Ltd.	5,374,000	65,803,799
Sunlight REIT	2,113,000	986,950
Swire Pacific Ltd., Class A	2,140,500	10,591,749
Swire Properties Ltd.	4,906,200	11,331,447
Techtronic Industries Co. Ltd.	6,005,000	62,721,575
Television Broadcasts Ltd.	1,332,800	1,552,887
Town Health International Medical Group Ltd.(a)(b)(e)	4,701,000	2,463
United Laboratories International Holdings Ltd. (The)	4,344,000	4,046,822
Value Partners Group Ltd.	7,096,000	3,570,798
Vitasoy International Holdings Ltd.(b)	3,056,000	11,612,500
VTech Holdings Ltd.	786,200	4,265,659
WH Group Ltd.(c)	40,909,000	36,368,482
Wharf Holdings Ltd. (The)	3,051,000	5,180,661
Wharf Real Estate Investment Co. Ltd.(b)	7,644,000	27,024,541
Wynn Macau Ltd.(b)	6,988,400	12,245,164
Xinyi Glass Holdings Ltd.(b)	8,762,000	12,843,065
Yue Yuen Industrial Holdings Ltd.	3,294,000	5,227,762

		2,081,657,313

Ireland — 0.7%
AIB Group PLC(a)	3,279,115	4,098,574
Bank of Ireland Group PLC(a)	3,946,674	8,167,148
C&C Group PLC	1,477,971	4,490,721
Cairn Homes PLC(a)	3,049,127	3,079,176
CRH PLC	3,399,993	123,670,320
Dalata Hotel Group PLC	818,468	2,521,219
Flutter Entertainment PLC(a)	652,507	99,033,512
Glanbia PLC	807,447	9,805,858
Grafton Group PLC	1,057,226	8,929,262
Greencore Group PLC	2,397,174	4,024,105
Hibernia REIT PLC	3,004,137	4,035,517
Irish Residential Properties REIT PLC	1,191,810	2,043,507
Kerry Group PLC, Class A	651,104	86,232,210
Kingspan Group PLC	645,938	46,402,165
Origin Enterprises PLC	551,922	2,068,893
Smurfit Kappa Group PLC	954,459	32,121,314
UDG Healthcare PLC	1,223,640	11,434,912

		452,158,413

Israel — 0.8%
AFI Properties Ltd.(a)	47,600	1,073,230
Airport City Ltd.(a)	403,875	4,618,931
Alony Hetz Properties & Investments Ltd.	779,749	8,337,797
Amot Investments Ltd.	430,462	2,074,973
AudioCodes Ltd.	95,857	3,499,284
Azrieli Group Ltd.	188,302	9,021,449
Bank Hapoalim BM	5,126,495	30,512,609
Bank Leumi Le-Israel BM	6,648,328	33,297,820
Bayside Land Corp.	5,041	3,058,012
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	9,297,871	9,308,119

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Caesarstone Ltd.	166,242	$1,906,796
Cellcom Israel Ltd.(a)	413,210	1,603,166
Check Point Software Technologies Ltd.(a)	491,383	61,594,859
Clal Insurance Enterprises Holdings Ltd.(a)	280,152	2,404,420
Compugen Ltd.(a)(b)	342,300	4,932,543
CyberArk Software Ltd.(a)	170,140	20,049,298
Delek Automotive Systems Ltd.	207,305	968,815
Elbit Systems Ltd.	112,148	15,756,262
Electra Ltd./Israel	7,331	3,315,299
Energix-Renewable Energies Ltd.(a)	751,407	3,317,256
Enlight Renewable Energy Ltd.(a)	3,581,708	6,114,354
First International Bank of Israel Ltd.	403,897	9,141,030
Fiverr International Ltd.(a)	48,641	4,544,529
Formula Systems 1985 Ltd.	27,577	2,411,392
Gazit-Globe Ltd.	570,969	2,371,311
Harel Insurance Investments & Financial Services Ltd.(b)	798,584	5,229,613
ICL Group Ltd.	3,073,257	9,656,291
Isracard Ltd.	82,752	191,128
Israel Corp. Ltd. (The)(a)	25,364	2,176,879
Israel Discount Bank Ltd., Class A	5,590,012	16,972,540
Ituran Location and Control Ltd.	137,041	1,813,052
Kornit Digital Ltd.(a)(b)	195,558	10,479,953
Matrix IT Ltd.	133,792	3,453,090
Mega Or Holdings Ltd.	66,203	1,498,312
Melisron Ltd.	117,353	4,363,334
Migdal Insurance & Financial Holdings Ltd.	2,737,650	1,673,690
Mivne Real Estate KD Ltd.(a)	2,286,494	4,443,618
Mizrahi Tefahot Bank Ltd.	654,634	13,511,176
Nice Ltd.(a)	273,817	55,709,054
Nova Measuring Instruments Ltd.(a)	70,386	3,533,523
Oil Refineries Ltd.	10,600,674	1,972,291
Partner Communications Co. Ltd.(a)	621,229	2,541,703
Paz Oil Co. Ltd.	54,399	4,307,470
Phoenix Holdings Ltd. (The)(a)	559,174	2,511,332
Radware Ltd.(a)	261,208	6,673,864
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	59,807	3,640,541
REIT 1 Ltd.	593,974	2,325,442
Sapiens International Corp. NV	85,808	2,564,971
Shapir Engineering and Industry Ltd.(a)	537,164	3,994,489
Shikun & Binui Ltd.	1,243,271	5,623,908
Shufersal Ltd.	937,929	6,619,054
Strauss Group Ltd.	272,102	7,718,587
Teva Pharmaceutical Industries Ltd., ADR(a)	4,615,677	53,264,913
Tower Semiconductor Ltd.(a)	474,665	9,901,384
Wix.com Ltd.(a)	219,603	63,790,279

		557,389,035

Italy — 2.3%
A2A SpA	6,367,927	9,137,744
ACEA SpA	310,855	6,392,321
Amplifon SpA(a)	522,656	17,892,278
Anima Holding SpA(c)	1,700,643	7,657,927
Assicurazioni Generali SpA	4,439,783	66,465,546
ASTM SpA(a)	379,932	8,077,867
Atlantia SpA(a)	2,102,154	33,433,970
Autogrill SpA(a)(b)	641,448	3,056,804
Azimut Holding SpA	502,336	9,533,897
Banca Farmafactoring SpA(a)(c)	382,222	2,176,272
Banca Generali SpA(a)	324,022	9,655,531

Security	Shares	Value

Italy (continued)
Banca IFIS SpA(a)	129,627	$1,328,972
Banca Mediolanum SpA	1,009,331	7,513,296
Banca Popolare di Sondrio SCPA(a)(b)	2,342,527	5,196,591
Banco BPM SpA(a)	6,611,169	9,936,306
BPER Banca(a)(b)	1,950,787	4,918,109
Brunello Cucinelli SpA(a)	158,213	4,609,820
Buzzi Unicem SpA	458,148	10,409,918
Carel Industries SpA(c)	42,696	807,808
Cerved Group SpA(a)	931,919	7,713,959
CIR SpA-Compagnie Industriali(a)	3,626,289	1,646,625
CNH Industrial NV(a)	4,288,952	29,334,629
Credito Emiliano SpA(a)	443,630	2,271,485
Credito Valtellinese SpA(a)	319,523	2,339,560
Danieli & C Officine Meccaniche SpA	80,513	1,051,081
De’ Longhi SpA(a)	310,172	9,741,634
DiaSorin SpA	105,848	20,777,432
Enav SpA(c)	1,170,165	4,795,974
Enel SpA	34,201,408	312,585,208
Eni SpA	10,708,965	95,494,326
ERG SpA	294,265	7,161,189
Falck Renewables SpA	493,838	3,223,478
Ferrari NV	531,674	95,154,423
FinecoBank Banca Fineco SpA(a)	2,549,896	37,012,217
Freni Brembo SpA(a)	774,017	6,992,701
Hera SpA	3,497,299	13,539,810
IMA Industria Macchine Automatiche SpA(a)(b)	92,425	7,377,248
Infrastrutture Wireless Italiane SpA(c)	1,162,535	11,774,285
Interpump Group SpA	346,992	11,357,603
Intesa Sanpaolo SpA(a)	62,333,822	125,837,270
Iren SpA	3,055,093	7,709,389
Italgas SpA	2,177,549	14,007,737
Juventus Football Club SpA(a)(b)	2,575,430	2,732,983
Leonardo SpA	1,326,259	8,484,509
Maire Tecnimont SpA(a)(b)	947,909	1,690,321
MARR SpA(a)	199,084	2,970,960
Mediobanca Banca di Credito Finanziario SpA	2,726,026	21,849,056
Moncler SpA(a)	822,517	31,707,618
Nexi SpA(a)(c)	1,617,437	29,004,870
Piaggio & C SpA	1,239,708	3,468,449
Pirelli & C SpA(a)(c)	1,842,650	7,327,753
Poste Italiane SpA(c)	2,271,163	20,819,160
Prysmian SpA	1,011,106	25,861,537
Recordati SpA	464,138	24,829,665
Reply SpA	116,929	10,715,812
Saipem SpA	2,564,986	5,436,824
Salvatore Ferragamo SpA(a)	283,408	3,817,130
Saras SpA(a)	2,805,826	2,072,022
Snam SpA	8,634,008	45,943,713
Societa Cattolica di Assicurazioni SC(a)	763,238	4,634,486
Tamburi Investment Partners SpA	171,679	1,136,858
Technogym SpA(a)(c)	546,795	4,642,481
Telecom Italia SpA/Milano	36,513,142	14,714,649
Tenaris SA	1,954,253	11,397,379
Terna Rete Elettrica Nazionale SpA	5,967,207	44,496,536
Tod’s SpA(a)(b)	56,017	1,613,609
UniCredit SpA(a)	8,901,366	81,270,202
Unione di Banche Italiane SpA(a)	4,245,948	17,944,458
Unipol Gruppo SpA(a)	2,220,246	9,278,308
Webuild SpA(b)	1,228,890	1,582,494

		1,488,544,082

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan — 25.0%
77 Bank Ltd. (The)	345,500	$4,627,145
ABC-Mart Inc.	148,200	7,821,394
Acom Co. Ltd.	2,070,300	7,264,554
Activia Properties Inc.	2,631	8,672,122
Adastria Co. Ltd.	142,600	1,959,688
ADEKA Corp.	462,500	6,124,090
Advance Residence Investment Corp.	5,145	16,593,635
Advantest Corp.	855,100	46,099,215
Aeon Co. Ltd.	2,767,600	65,178,511
Aeon Delight Co. Ltd.	110,300	3,312,234
AEON Financial Service Co. Ltd.	556,900	4,176,882
Aeon Mall Co. Ltd.	487,400	5,794,588
AEON REIT Investment Corp.	7,902	7,772,704
AGC Inc.	786,500	22,003,849
Ai Holdings Corp.	189,100	2,502,137
Aica Kogyo Co. Ltd.	243,200	7,832,176
Aichi Steel Corp.	40,700	973,135
Aida Engineering Ltd.	321,200	1,998,956
Aiful Corp.(a)	2,106,700	4,264,010
Ain Holdings Inc.	121,900	7,770,794
Air Water Inc.	698,400	9,016,514
Aisin Seiki Co. Ltd.	673,200	19,228,828
Ajinomoto Co. Inc.	1,911,700	34,426,150
Alfresa Holdings Corp.	844,500	17,268,599
Alps Alpine Co. Ltd.	885,976	11,086,222
Amada Co. Ltd.	1,465,200	9,825,279
Amano Corp.	312,400	5,865,071
ANA Holdings Inc.(a)	427,300	8,782,019
AnGes Inc.(a)(b)	514,100	6,987,248
Anicom Holdings Inc.	65,700	2,606,748
Anritsu Corp.(b)	605,900	14,395,354
AOKI Holdings Inc.	159,600	821,171
Aozora Bank Ltd.	501,500	8,001,802
Arcs Co. Ltd.	202,300	4,683,916
Ariake Japan Co. Ltd.	78,600	4,891,592
Aruhi Corp.	126,900	1,617,906
As One Corp.	53,300	5,666,244
Asahi Diamond Industrial Co. Ltd.	383,700	1,614,930
Asahi Group Holdings Ltd.	1,627,100	53,000,401
Asahi Holdings Inc.	180,100	6,225,910
Asahi Intecc Co. Ltd.	859,200	23,956,508
Asahi Kasei Corp.	5,362,100	38,132,630
Asics Corp.	715,200	7,914,348
ASKUL Corp.	121,700	3,643,058
Astellas Pharma Inc.	7,896,600	123,232,668
Atom Corp.(b)	622,100	4,365,820
Autobacs Seven Co. Ltd.	423,700	4,921,059
Avex Inc.	200,100	1,602,995
Awa Bank Ltd. (The)	165,500	3,525,073
Azbil Corp.	557,000	18,491,157
Bandai Namco Holdings Inc.	862,700	47,496,233
Bando Chemical Industries Ltd.	84,100	479,640
Bank of Iwate Ltd. (The)	41,700	955,239
Bank of Kyoto Ltd. (The)	265,900	9,720,075
Bank of Nagoya Ltd. (The)	33,600	698,186
Bank of Okinawa Ltd. (The)	59,700	1,632,956
Bank of the Ryukyus Ltd.	186,600	1,537,204
BayCurrent Consulting Inc.	62,800	7,525,546
Belc Co. Ltd.	29,500	2,117,705
Benefit One Inc.	328,200	7,148,819

Security	Shares	Value

Japan (continued)
Benesse Holdings Inc.	326,900	$8,496,370
Bengo4.com Inc.(a)(b)	38,300	3,365,242
Bic Camera Inc.	538,400	5,407,933
BML Inc.	125,400	3,126,401
Bridgestone Corp.	2,247,700	65,774,934
Broadleaf Co. Ltd.	628,800	3,330,445
Brother Industries Ltd.	1,005,300	15,536,368
Calbee Inc.	373,000	11,835,950
Canon Electronics Inc.	95,000	1,305,542
Canon Inc.	4,101,300	65,012,568
Canon Marketing Japan Inc.	256,500	4,832,574
Capcom Co. Ltd.	401,100	15,667,672
Casio Computer Co. Ltd.	819,500	12,959,463
Cawachi Ltd.	96,800	2,915,994
Central Glass Co. Ltd.	184,700	3,315,621
Central Japan Railway Co.	600,000	72,098,742
Chiba Bank Ltd. (The)	2,611,700	11,906,170
Chiyoda Co. Ltd.	73,900	704,542
Chofu Seisakusho Co. Ltd.	31,300	642,400
Chubu Electric Power Co. Inc.	2,680,200	31,800,916
Chudenko Corp.	12,700	263,417
Chugai Pharmaceutical Co. Ltd.	2,852,300	127,764,048
Chugoku Bank Ltd. (The)	835,600	7,152,350
Chugoku Electric Power Co. Inc. (The)	1,129,400	13,758,320
Citizen Watch Co. Ltd.	1,461,800	3,954,174
CKD Corp.	319,700	6,068,646
Coca-Cola Bottlers Japan Holdings Inc.	545,050	8,119,302
cocokara fine Inc.	93,900	5,106,640
COLOPL Inc.	312,400	2,715,366
Colowide Co. Ltd.(b)	312,300	3,482,471
Comforia Residential REIT Inc.	3,543	11,091,771
COMSYS Holdings Corp.	497,000	14,572,023
Concordia Financial Group Ltd.	4,765,500	14,017,502
Cosel Co. Ltd.	142,300	1,092,855
Cosmo Energy Holdings Co. Ltd.	296,600	4,263,993
Cosmos Pharmaceutical Corp.	90,900	16,618,717
Create Restaurants Holdings Inc.(b)	380,300	1,841,612
Create SD Holdings Co. Ltd.	148,100	5,315,800
Credit Saison Co. Ltd.	696,100	6,445,492
CyberAgent Inc.	433,500	24,395,394
Dai Nippon Printing Co. Ltd.	1,129,700	24,510,846
Daibiru Corp.	198,200	1,808,976
Daicel Corp.	1,160,100	7,702,546
Daido Steel Co. Ltd.	115,000	3,220,609
Daifuku Co. Ltd.	441,100	39,633,500
Daihen Corp.	106,900	3,917,880
Dai-ichi Life Holdings Inc.	4,568,900	53,151,868
Daiichi Sankyo Co. Ltd.	2,405,100	210,596,953
Daiichikosho Co. Ltd.	185,900	5,002,227
Daikin Industries Ltd.	1,046,700	182,650,288
Daikyonishikawa Corp.	190,800	797,632
Daio Paper Corp.(b)	357,700	4,844,665
Daiseki Co. Ltd.	198,600	4,230,088
Daishi Hokuetsu Financial Group Inc.	181,500	3,314,825
Daito Trust Construction Co. Ltd.	273,700	21,413,472
Daiwa House Industry Co. Ltd.	2,360,800	52,070,232
Daiwa House REIT Investment Corp.	8,215	21,343,616
Daiwa Office Investment Corp.	1,501	7,850,686
Daiwa Securities Group Inc.	6,645,400	29,163,583
Daiwa Securities Living Investments Corp.	9,357	9,469,394

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daiwabo Holdings Co. Ltd.	89,500	$6,467,228
DCM Holdings Co. Ltd.	607,700	7,638,639
DeNA Co. Ltd.	508,600	5,729,146
Denka Co. Ltd.	386,800	9,197,155
Denso Corp.	1,790,500	65,503,206
Dentsu Group Inc.	920,100	20,433,130
Descente Ltd.(a)	158,000	2,547,905
DIC Corp.	364,700	8,730,310
Digital Arts Inc.	52,100	4,296,907
Digital Garage Inc.	194,300	6,477,892
Dip Corp.	174,400	3,280,825
Disco Corp.	120,200	28,614,717
DMG Mori Co. Ltd.	598,000	6,351,594
Doshisha Co. Ltd.	83,500	1,316,509
Doutor Nichires Holdings Co. Ltd.	201,900	2,684,871
Dowa Holdings Co. Ltd.	219,100	6,382,559
DTS Corp.	222,700	4,254,743
Duskin Co. Ltd.	234,600	5,817,849
Earth Corp.	74,800	5,107,879
East Japan Railway Co.	1,251,200	71,843,708
Ebara Corp.	418,900	9,849,479
EDION Corp.	441,100	4,242,871
Eisai Co. Ltd.	1,067,600	85,696,786
Eizo Corp.	100,300	3,718,680
Elecom Co. Ltd.	77,200	3,811,444
Electric Power Development Co. Ltd.	580,700	7,881,439
ENEOS Holdings Inc.	13,327,750	46,287,239
en-japan Inc.	158,000	3,782,257
Enplas Corp.	55,700	1,097,353
EPS Holdings Inc.	179,200	1,535,564
Euglena Co. Ltd.(a)(b)	515,700	3,380,120
Exedy Corp.	154,900	1,897,243
Ezaki Glico Co. Ltd.	205,200	9,471,068
FamilyMart Co. Ltd.	1,080,900	24,106,329
Fancl Corp.	349,100	10,004,474
FANUC Corp.	817,700	136,927,821
Fast Retailing Co. Ltd.	250,200	132,637,000
FCC Co. Ltd.	196,200	3,017,320
Foster Electric Co. Ltd.	129,300	1,229,041
FP Corp.	110,300	8,898,695
France Bed Holdings Co. Ltd.	78,000	594,609
Freee KK(a)	100,100	4,511,269
Frontier Real Estate Investment Corp.	2,014	5,623,123
Fuji Co. Ltd./Ehime	91,800	1,565,454
Fuji Corp./Aichi	345,500	6,055,155
Fuji Electric Co. Ltd.	500,700	13,591,308
Fuji Kyuko Co. Ltd.	110,000	2,914,121
Fuji Oil Holdings Inc.	241,100	6,403,185
Fuji Seal International Inc.	216,600	3,859,590
Fuji Soft Inc.	133,300	5,969,692
FUJIFILM Holdings Corp.	1,501,400	66,982,917
Fujikura Ltd.	1,221,700	3,270,038
Fujimi Inc.	110,900	3,838,967
Fujitec Co. Ltd.	315,500	5,389,133
Fujitsu General Ltd.	317,400	7,712,103
Fujitsu Ltd.	842,900	112,567,370
Fujiya Co. Ltd.	68,300	1,328,145
Fukuoka Financial Group Inc.	711,580	10,303,878
Fukuoka REIT Corp.	3,932	4,555,661
Fukuyama Transporting Co. Ltd.	133,700	4,628,223

Security	Shares	Value

Japan (continued)
Funai Soken Holdings Inc.	102,000	$2,141,682
Furukawa Co. Ltd.	180,500	1,737,908
Furukawa Electric Co. Ltd.	323,900	7,680,103
Fuso Chemical Co. Ltd.	44,900	1,717,776
Futaba Corp.	171,500	1,347,929
Fuyo General Lease Co. Ltd.	83,600	4,696,718
Giken Ltd.	67,500	2,445,143
Global One Real Estate Investment Corp.	5,458	4,935,069
Glory Ltd.	237,600	5,152,906
GLP J-REIT	15,513	25,779,193
GMO internet Inc.	342,200	9,871,465
GMO Payment Gateway Inc.	175,200	18,227,561
GNI Group Ltd.(a)(b)	205,600	2,574,618
Goldcrest Co. Ltd.	79,000	975,825
Goldwin Inc.	91,600	5,432,063
Gree Inc.	728,000	2,995,176
GS Yuasa Corp.	347,700	5,360,361
GungHo Online Entertainment Inc.	210,230	3,835,559
Gunma Bank Ltd. (The)	2,039,900	6,386,143
Gunze Ltd.	78,800	2,854,478
H.U. Group Holdings Inc.	246,100	5,497,855
H2O Retailing Corp.	483,600	2,767,218
Hachijuni Bank Ltd. (The)	2,061,100	7,602,658
Hakuhodo DY Holdings Inc.	1,001,900	10,954,284
Hamamatsu Photonics KK	610,700	26,338,712
Hankyu Hanshin Holdings Inc.	965,000	27,517,970
Hankyu Hanshin REIT Inc.	3,354	3,603,655
Hanwa Co. Ltd.	173,400	3,058,649
Harmonic Drive Systems Inc.(b)	180,100	9,981,897
Haseko Corp.	1,197,000	14,072,364
Hazama Ando Corp.	1,005,700	5,345,724
Heiwa Corp.	297,300	4,962,967
Heiwa Real Estate Co. Ltd.	175,400	4,255,188
Heiwa Real Estate REIT Inc.	4,555	4,717,417
Heiwado Co. Ltd.	187,300	3,527,043
Hibiya Engineering Ltd.	32,300	540,421
Hikari Tsushin Inc.	88,300	19,041,332
Hino Motors Ltd.	1,140,700	6,548,803
Hirata Corp.	48,700	2,653,098
Hirose Electric Co. Ltd.	119,845	12,547,850
Hiroshima Bank Ltd. (The)	1,457,200	6,643,057
HIS Co. Ltd.(b)	136,400	1,599,697
Hisamitsu Pharmaceutical Co. Inc.	239,100	10,413,842
Hitachi Capital Corp.	310,900	7,430,666
Hitachi Construction Machinery Co. Ltd.	449,400	12,836,357
Hitachi Ltd.	4,053,700	119,927,869
Hitachi Metals Ltd.	899,700	11,674,912
Hitachi Transport System Ltd.	190,600	5,633,453
Hitachi Zosen Corp.	1,001,400	3,513,850
Hogy Medical Co. Ltd.	124,700	3,750,553
Hokkaido Electric Power Co. Inc.	881,100	3,391,731
Hokkoku Bank Ltd. (The)	95,200	2,479,720
Hokuetsu Corp.	778,000	2,590,145
Hokuhoku Financial Group Inc.	687,200	5,719,625
Hokuriku Electric Power Co.	795,500	5,086,144
Hokuto Corp.	121,200	2,394,654
Honda Motor Co. Ltd.	6,789,700	162,084,581
Horiba Ltd.	157,500	8,044,075
Hoshino Resorts REIT Inc.(b)	1,618	6,266,632
Hoshizaki Corp.	223,000	16,957,533

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hosiden Corp.	316,000	$2,692,859
House Foods Group Inc.	304,600	9,262,168
Hoya Corp.	1,599,600	157,645,247
Hulic Co. Ltd.	1,279,300	10,962,317
Hulic Reit Inc.	6,216	7,343,028
Hyakugo Bank Ltd. (The)	1,073,100	3,156,475
Hyakujushi Bank Ltd. (The)	70,900	1,134,615
Ibiden Co. Ltd.	456,600	12,273,311
Ichibanya Co. Ltd.	85,700	3,777,187
Ichigo Inc.	1,481,600	3,475,237
Ichigo Office REIT Investment Corp.	7,514	4,910,786
Idec Corp./Japan	151,300	2,416,965
Idemitsu Kosan Co. Ltd.	838,828	17,295,423
IHI Corp.	594,000	7,348,454
Iida Group Holdings Co. Ltd.	623,500	9,600,473
Iino Kaiun Kaisha Ltd.	612,700	1,761,665
Inaba Denki Sangyo Co. Ltd.	226,200	5,188,073
Inabata & Co. Ltd.	137,000	1,509,553
Industrial & Infrastructure Fund Investment Corp.	8,247	15,397,312
Infomart Corp.	958,000	5,934,834
Inpex Corp.	4,384,400	24,843,413
Internet Initiative Japan Inc.	129,500	4,586,943
Invesco Office J-Reit Inc.	53,591	6,330,763
Invincible Investment Corp.	30,155	6,902,024
IR Japan Holdings Ltd.	42,700	4,708,995
Iriso Electronics Co. Ltd.	103,900	3,115,133
Iseki & Co. Ltd.	81,900	850,527
Isetan Mitsukoshi Holdings Ltd.	1,424,300	6,466,131
Ishihara Sangyo Kaisha Ltd.	195,500	1,220,373
Isuzu Motors Ltd.	2,311,300	18,789,013
Ito En Ltd.	228,500	13,442,448
ITOCHU Corp.	5,627,200	122,411,425
Itochu Enex Co. Ltd.	183,800	1,432,434
Itochu Techno-Solutions Corp.	439,000	17,750,166
Itoham Yonekyu Holdings Inc.	775,100	4,655,145
Iwatani Corp.(b)	168,600	5,932,015
Iyo Bank Ltd. (The)	1,280,400	7,532,477
Izumi Co. Ltd.	157,400	6,036,669
J Front Retailing Co. Ltd.	1,024,900	5,903,377
J Trust Co. Ltd.(b)	370,100	812,099
Jaccs Co. Ltd.	136,600	2,068,444
Jafco Co. Ltd.	150,500	5,302,303
Japan Airlines Co. Ltd.	459,600	7,439,756
Japan Airport Terminal Co. Ltd.	232,500	7,993,356
Japan Aviation Electronics Industry Ltd.	228,800	2,884,616
Japan Elevator Service Holdings Co. Ltd.	113,200	3,752,634
Japan Excellent Inc.	6,448	6,818,182
Japan Exchange Group Inc.	2,167,400	51,248,463
Japan Hotel REIT Investment Corp.	20,441	7,375,619
Japan Lifeline Co. Ltd.	319,200	3,915,657
Japan Logistics Fund Inc.	4,193	12,571,465
Japan Material Co. Ltd.	204,300	3,074,258
Japan Petroleum Exploration Co. Ltd.	169,600	2,726,946
Japan Post Bank Co. Ltd.	1,578,800	11,736,847
Japan Post Holdings Co. Ltd.	6,467,700	43,878,570
Japan Post Insurance Co. Ltd.	902,900	11,921,388
Japan Prime Realty Investment Corp.	3,520	9,265,261
Japan Real Estate Investment Corp.	5,604	28,621,583
Japan Retail Fund Investment Corp.	11,248	13,500,153
Japan Securities Finance Co. Ltd.	739,800	3,267,631

Security	Shares	Value

Japan (continued)
Japan Steel Works Ltd. (The)	336,500	$4,735,761
Japan Tobacco Inc.	4,984,600	85,426,040
JCR Pharmaceuticals Co. Ltd.	66,200	6,467,852
JCU Corp.	59,300	1,749,891
Jeol Ltd.	140,200	3,871,976
JFE Holdings Inc.	2,040,400	13,199,977
JGC Holdings Corp.	898,900	9,045,962
JINS Holdings Inc.	68,800	4,659,113
J-Oil Mills Inc.	35,600	1,336,726
Joyful Honda Co. Ltd.	247,500	3,553,438
JSP Corp.	58,100	751,734
JSR Corp.	777,300	16,695,813
JTEKT Corp.	912,500	6,041,332
Juroku Bank Ltd. (The)	128,600	2,186,918
Justsystems Corp.	150,200	11,577,887
JVCKenwood Corp.	1,109,900	1,396,167
Kadokawa Corp.	301,400	6,143,167
Kagome Co. Ltd.	413,100	12,522,326
Kajima Corp.	1,914,100	20,927,831
Kakaku.com Inc.	606,800	14,594,651
Kaken Pharmaceutical Co. Ltd.	168,500	7,609,832
Kameda Seika Co. Ltd.	9,700	483,486
Kamigumi Co. Ltd.	499,800	9,066,645
Kanamoto Co. Ltd.	154,900	3,116,167
Kandenko Co. Ltd.	496,500	3,878,833
Kaneka Corp.	228,800	5,345,087
Kanematsu Corp.	427,600	4,642,815
Kansai Electric Power Co. Inc. (The)	2,957,500	28,014,152
Kansai Mirai Financial Group Inc.	375,757	1,414,464
Kansai Paint Co. Ltd.	744,300	14,290,447
Kanto Denka Kogyo Co. Ltd.	342,300	2,648,268
Kao Corp.	2,022,800	146,090,048
Kappa Create Co. Ltd.(a)	128,300	1,545,959
Katitas Co. Ltd.	196,100	4,440,210
Kato Sangyo Co. Ltd.	105,900	3,305,306
Kawasaki Heavy Industries Ltd.	592,600	8,037,344
Kawasaki Kisen Kaisha Ltd.(a)(b)	303,900	2,756,456
KDDI Corp.	6,927,300	213,525,685
Keihan Holdings Co. Ltd.	421,700	17,070,614
Keihin Corp.	211,700	5,049,725
Keikyu Corp.	942,700	12,259,647
Keio Corp.	446,300	22,118,717
Keisei Electric Railway Co. Ltd.	595,000	14,445,900
Keiyo Bank Ltd. (The)	464,600	2,087,251
Kenedix Inc.	1,165,900	5,304,057
Kenedix Office Investment Corp.	1,766	9,654,289
Kenedix Residential Next Investment Corp.	4,886	8,932,789
Kenedix Retail REIT Corp.	3,140	5,449,636
Kewpie Corp.	466,900	8,288,767
KEY Coffee Inc.	73,800	1,407,177
Keyence Corp.	769,700	321,915,577
KH Neochem Co. Ltd.	165,600	3,019,737
Kikkoman Corp.	616,700	28,668,122
Kinden Corp.	650,300	10,068,487
Kintetsu Group Holdings Co. Ltd.	737,000	28,579,400
Kintetsu World Express Inc.	182,300	3,100,117
Kirin Holdings Co. Ltd.	3,471,100	66,775,914
Kisoji Co. Ltd.	117,800	2,353,103
Kissei Pharmaceutical Co. Ltd.	149,900	3,127,583
Kitz Corp.	365,400	2,294,766

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kiyo Bank Ltd. (The)	288,400	$4,058,822
Koa Corp.	171,400	1,463,863
Kobayashi Pharmaceutical Co. Ltd.	210,200	18,608,455
Kobe Bussan Co. Ltd.	272,000	16,747,565
Kobe Steel Ltd.(a)	1,507,400	4,818,890
Koei Tecmo Holdings Co. Ltd.	253,820	9,758,614
Kohnan Shoji Co. Ltd.	164,700	6,121,924
Koito Manufacturing Co. Ltd.	444,000	17,322,425
Kokuyo Co. Ltd.	448,500	4,708,550
Komatsu Ltd.	3,705,000	72,396,954
KOMEDA Holdings Co. Ltd.	217,700	3,430,324
Komeri Co. Ltd.	145,500	4,568,807
Komori Corp.	260,300	1,713,504
Konami Holdings Corp.	396,700	12,062,712
Konica Minolta Inc.	2,032,300	5,343,605
Konishi Co. Ltd.	96,500	1,324,331
Kose Corp.	140,100	14,045,777
Kotobuki Spirits Co. Ltd.	108,700	3,233,344
K’s Holdings Corp.	843,900	10,855,046
Kubota Corp.	4,361,300	62,018,486
Kumagai Gumi Co. Ltd.	172,000	3,915,672
Kumiai Chemical Industry Co. Ltd.	461,927	4,443,202
Kurabo Industries Ltd.	87,700	1,613,322
Kuraray Co. Ltd.	1,323,800	12,921,230
Kureha Corp.	91,000	3,726,757
Kurita Water Industries Ltd.	440,200	11,778,358
Kusuri no Aoki Holdings Co. Ltd.	78,500	7,313,203
KYB Corp.(a)	103,800	1,682,713
Kyocera Corp.	1,328,900	73,452,110
Kyoei Steel Ltd.	90,100	1,060,100
Kyokuto Kaihatsu Kogyo Co. Ltd.	131,000	1,647,877
KYORIN Holdings Inc.	289,000	5,256,285
Kyoritsu Maintenance Co. Ltd.	149,500	4,114,679
Kyowa Exeo Corp.	442,000	10,384,262
Kyowa Kirin Co. Ltd.	1,140,800	28,053,343
Kyudenko Corp.	197,200	5,548,756
Kyushu Electric Power Co. Inc.	1,516,300	12,677,662
Kyushu Financial Group Inc.	1,782,100	7,230,880
Kyushu Railway Co.	630,900	12,399,605
LaSalle Logiport REIT	7,389	13,466,947
Lasertec Corp.	340,500	29,628,298
Lawson Inc.	193,700	9,618,131
Leopalace21 Corp.(a)(b)	604,300	880,187
Lifull Co. Ltd.	403,500	1,541,795
LINE Corp.(a)	274,100	14,491,809
Lintec Corp.	234,200	5,420,291
Lion Corp.	949,500	24,507,571
LIXIL Group Corp.	1,090,800	14,505,484
M3 Inc.	1,899,500	96,654,781
Mabuchi Motor Co. Ltd.	221,400	6,585,671
Macnica Fuji Electronics Holdings Inc.	236,000	3,528,951
Maeda Corp.	669,400	4,533,154
Maeda Road Construction Co. Ltd.	227,600	4,139,552
Makino Milling Machine Co. Ltd.	125,600	3,540,036
Makita Corp.	939,300	35,846,737
Mandom Corp.	215,800	3,116,680
Mani Inc.	362,700	9,275,899
Mars Group Holdings Corp.	22,200	311,594
Marubeni Corp.	6,639,900	30,458,257
Marudai Food Co. Ltd.	67,400	1,138,526

Security	Shares	Value

Japan (continued)
Maruha Nichiro Corp.	223,300	$4,268,318
Marui Group Co. Ltd.	839,400	12,091,234
Maruichi Steel Tube Ltd.	238,100	5,614,143
Maruwa Co. Ltd./Aichi	50,500	4,346,448
Maruwa Unyu Kikan Co. Ltd.	84,500	2,841,176
Matsui Securities Co. Ltd.	682,500	5,557,860
Matsumotokiyoshi Holdings Co. Ltd.	332,600	11,057,306
Matsuya Co. Ltd.(b)	184,900	1,045,779
Maxell Holdings Ltd.	295,100	2,520,338
Mazda Motor Corp.	2,328,600	13,016,198
McDonald’s Holdings Co. Japan Ltd.	304,200	14,500,785
MCUBS MidCity Investment Corp.	10,027	6,515,227
Mebuki Financial Group Inc.	4,754,510	10,522,608
Medipal Holdings Corp.	738,900	13,585,752
Megachips Corp.	92,600	1,763,893
Megmilk Snow Brand Co. Ltd.	238,000	5,357,420
Meidensha Corp.	189,100	2,795,453
MEIJI Holdings Co. Ltd.	490,700	38,335,212
Meitec Corp.	140,700	6,507,358
Melco Holdings Inc.	39,400	972,982
Menicon Co. Ltd.	143,100	6,983,789
Mercari Inc.(a)	385,900	16,132,394
Micronics Japan Co. Ltd.	185,400	1,755,277
Milbon Co. Ltd.	130,000	5,901,825
MINEBEA MITSUMI Inc.	1,612,259	26,258,489
Mirait Holdings Corp.	443,900	6,096,120
MISUMI Group Inc.	1,216,800	28,702,347
Mitsubishi Chemical Holdings Corp.	5,410,400	28,953,034
Mitsubishi Corp.	5,593,400	112,127,223
Mitsubishi Electric Corp.	7,618,100	98,747,811
Mitsubishi Estate Co. Ltd.	4,913,300	70,588,316
Mitsubishi Estate Logistics REIT Investment Corp.	861	3,921,039
Mitsubishi Gas Chemical Co. Inc.	724,400	11,421,307
Mitsubishi Heavy Industries Ltd.	1,321,000	30,566,788
Mitsubishi Logistics Corp.	317,500	8,483,283
Mitsubishi Materials Corp.	439,500	8,924,681
Mitsubishi Motors Corp.	2,842,700	5,538,600
Mitsubishi Pencil Co. Ltd.	172,600	1,861,004
Mitsubishi Shokuhin Co. Ltd.	37,800	936,330
Mitsubishi UFJ Financial Group Inc.	50,890,800	189,258,134
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,853,560	7,801,326
Mitsui & Co. Ltd.	6,815,700	101,465,164
Mitsui Chemicals Inc.	730,300	13,855,876
Mitsui E&S Holdings Co. Ltd.(a)	388,100	1,490,292
Mitsui Fudosan Co. Ltd.	3,845,100	59,933,082
Mitsui Fudosan Logistics Park Inc.	2,050	11,187,459
Mitsui Mining & Smelting Co. Ltd.	272,000	5,682,853
Mitsui OSK Lines Ltd.	481,100	7,867,416
Mitsui Sugar Co. Ltd.	110,800	2,012,068
Mitsui-Soko Holdings Co. Ltd.	114,900	1,559,458
Miura Co. Ltd.	387,400	14,527,958
Mixi Inc.	228,700	4,447,245
Miyazaki Bank Ltd. (The)	30,600	647,425
Mizuho Financial Group Inc.	99,576,200	120,173,301
Mizuho Leasing Co. Ltd.	140,800	3,093,525
Mochida Pharmaceutical Co. Ltd.	149,600	5,475,759
Modec Inc.	106,200	1,407,228
Monex Group Inc.	917,600	1,978,746
Money Forward Inc.(a)	79,200	5,340,925
MonotaRO Co. Ltd.	559,700	23,847,995

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mori Hills REIT Investment Corp.	7,340	$9,517,772
Mori Trust Sogo REIT Inc.	4,807	5,596,725
Morinaga & Co. Ltd./Japan	200,000	7,254,327
Morinaga Milk Industry Co. Ltd.	187,500	8,725,054
Morita Holdings Corp.	90,400	1,562,955
MOS Food Services Inc.	138,200	3,540,942
MS&AD Insurance Group Holdings Inc.	1,864,800	46,492,129
Murata Manufacturing Co. Ltd.	2,408,800	150,569,935
Musashi Seimitsu Industry Co. Ltd.	250,900	1,853,333
Musashino Bank Ltd. (The)	107,600	1,442,062
Nabtesco Corp.	484,800	14,535,288
Nachi-Fujikoshi Corp.	97,200	2,679,826
Nagaileben Co. Ltd.	53,700	1,345,420
Nagase & Co. Ltd.	501,200	5,745,336
Nagoya Railroad Co. Ltd.	795,600	20,061,190
Nakanishi Inc.	311,200	4,888,898
Nankai Electric Railway Co. Ltd.	446,700	8,737,119
Nanto Bank Ltd. (The)	139,600	2,502,052
NEC Corp.	1,071,200	59,674,340
NEC Networks & System Integration Corp.	454,800	9,592,396
NET One Systems Co. Ltd.	376,600	14,585,993
Nexon Co. Ltd.	2,095,300	54,101,665
NGK Insulators Ltd.	1,097,000	13,560,759
NGK Spark Plug Co. Ltd.	658,700	8,778,098
NH Foods Ltd.	351,500	15,375,839
NHK Spring Co. Ltd.	953,200	5,292,050
Nichias Corp.	300,300	6,467,257
Nichicon Corp.	325,700	2,036,203
Nichiha Corp.	127,000	2,574,113
NichiiGakkan Co. Ltd.	129,500	1,886,220
Nichi-Iko Pharmaceutical Co. Ltd.	312,800	3,562,009
Nichirei Corp.	453,900	12,844,687
Nidec Corp.	1,888,800	149,614,111
Nifco Inc./Japan	395,400	8,818,246
Nihon Kohden Corp.	349,600	12,019,257
Nihon M&A Center Inc.	655,200	31,728,213
Nihon Parkerizing Co. Ltd.	467,700	4,520,849
Nihon Unisys Ltd.	333,800	10,086,929
Nikkiso Co. Ltd.	268,100	2,213,670
Nikkon Holdings Co. Ltd.	245,300	4,428,996
Nikon Corp.	1,266,700	8,793,699
Nintendo Co. Ltd.	472,900	207,712,816
Nippo Corp.	250,300	6,630,950
Nippon Accommodations Fund Inc.	1,765	11,368,249
Nippon Building Fund Inc.	5,690	31,859,264
Nippon Densetsu Kogyo Co. Ltd.	41,600	841,600
Nippon Electric Glass Co. Ltd.	378,900	6,149,555
Nippon Express Co. Ltd.	304,100	14,409,732
Nippon Flour Mills Co. Ltd.	273,500	4,296,638
Nippon Gas Co. Ltd.	159,100	7,456,167
Nippon Kayaku Co. Ltd.	726,800	7,073,463
Nippon Light Metal Holdings Co. Ltd.	2,897,200	4,740,524
Nippon Paint Holdings Co. Ltd.	637,500	43,291,876
Nippon Paper Industries Co. Ltd.	465,400	5,836,758
Nippon Prologis REIT Inc.	8,854	30,523,815
Nippon REIT Investment Corp.	2,403	7,261,501
Nippon Road Co. Ltd. (The)	27,700	1,943,952
Nippon Seiki Co. Ltd.	116,100	1,302,323
Nippon Sharyo Ltd.(a)	21,900	487,794
Nippon Sheet Glass Co. Ltd.(a)(b)	531,500	1,729,273

Security	Shares	Value

Japan (continued)
Nippon Shinyaku Co. Ltd.	191,300	$14,709,817
Nippon Shokubai Co. Ltd.	122,000	6,046,344
Nippon Signal Co. Ltd.	272,300	2,575,428
Nippon Soda Co. Ltd.	116,700	2,979,034
Nippon Steel Corp.	3,322,708	26,948,095
Nippon Steel Trading Corp.	67,472	2,010,184
Nippon Suisan Kaisha Ltd.	1,476,800	6,131,800
Nippon Telegraph & Telephone Corp.	5,316,600	122,870,634
Nippon Thompson Co. Ltd.	405,300	1,161,505
Nippon Yusen KK	606,800	7,805,240
Nipro Corp.	664,800	7,079,966
Nishimatsu Construction Co. Ltd.	256,900	4,735,629
Nishimatsuya Chain Co. Ltd.	354,600	3,555,055
Nishi-Nippon Financial Holdings Inc.	783,800	4,870,487
Nishi-Nippon Railroad Co. Ltd.	307,400	7,655,199
Nissan Chemical Corp.	534,300	27,945,512
Nissan Motor Co. Ltd.	9,621,100	32,849,873
Nissan Shatai Co. Ltd.	241,100	1,796,905
Nissha Co. Ltd.	228,500	2,355,670
Nisshin Oillio Group Ltd. (The)	135,400	4,078,776
Nisshin Seifun Group Inc.	876,500	13,388,324
Nisshinbo Holdings Inc.	742,900	4,405,545
Nissin Electric Co. Ltd.	300,500	2,810,881
Nissin Foods Holdings Co. Ltd.	261,700	23,464,636
Nissin Kogyo Co. Ltd.	218,100	4,498,970
Nitori Holdings Co. Ltd.	346,200	75,867,341
Nitta Corp.	104,500	2,196,151
Nitto Boseki Co. Ltd.	116,300	5,439,360
Nitto Denko Corp.	677,600	38,132,224
Nitto Kogyo Corp.	112,400	1,815,750
Noevir Holdings Co. Ltd.	90,300	3,727,982
NOF Corp.	331,100	12,307,037
Nojima Corp.	102,400	2,554,915
NOK Corp.	438,800	4,739,521
Nomura Co. Ltd.	424,400	2,705,435
Nomura Holdings Inc.	13,420,200	62,157,117
Nomura Real Estate Holdings Inc.	493,600	8,179,204
Nomura Real Estate Master Fund Inc.	17,482	21,627,216
Nomura Research Institute Ltd.	1,421,240	37,315,447
Noritake Co. Ltd./Nagoya Japan	59,200	1,772,137
Noritz Corp.	106,900	1,296,187
North Pacific Bank Ltd.	1,861,400	3,538,649
NS Solutions Corp.	171,500	4,470,387
NSD Co. Ltd.	428,500	7,813,752
NSK Ltd.	1,499,400	9,926,984
NTN Corp.	2,116,800	3,643,787
NTT Data Corp.	2,648,800	29,837,518
NTT Docomo Inc.	4,884,100	134,309,285
Obara Group Inc.	68,900	2,199,352
Obayashi Corp.	2,750,600	24,402,372
OBIC Business Consultants Co. Ltd.	119,500	6,996,169
Obic Co. Ltd.	292,500	52,314,149
Odakyu Electric Railway Co. Ltd.	1,255,700	26,080,745
Ogaki Kyoritsu Bank Ltd. (The)	189,900	3,698,138
Ohsho Food Service Corp.	69,000	3,276,081
Oiles Corp.	104,200	1,328,493
Oita Bank Ltd. (The)	36,500	814,026
Oji Holdings Corp.	3,592,100	14,948,681
Okabe Co. Ltd.	182,100	1,214,230
Okamoto Industries Inc.	47,500	1,788,045

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Okamura Corp.	334,400	$2,163,337
Okasan Securities Group Inc.	852,500	2,402,771
Oki Electric Industry Co. Ltd.	492,800	4,353,307
Okinawa Electric Power Co. Inc. (The)	210,616	3,278,861
OKUMA Corp.	129,100	4,963,506
Okumura Corp.	186,200	4,402,724
Olympus Corp.	4,927,600	87,781,468
Omron Corp.	799,500	56,939,705
Ono Pharmaceutical Co. Ltd.	1,626,900	45,600,285
Onward Holdings Co. Ltd.	613,400	1,496,805
Open House Co. Ltd.	321,500	9,104,048
Optorun Co. Ltd.	99,600	2,201,506
Oracle Corp. Japan	162,000	19,428,355
Orient Corp.	4,477,600	4,277,287
Oriental Land Co. Ltd.	839,900	100,648,189
ORIX Corp.	5,504,100	59,137,970
Orix JREIT Inc.	11,760	15,115,710
Osaka Gas Co. Ltd.	1,586,600	29,171,951
OSAKA Titanium Technologies Co. Ltd.(b)	125,300	931,484
OSG Corp.	389,700	5,263,327
Otsuka Corp.	447,100	23,088,679
Otsuka Holdings Co. Ltd.	1,663,200	68,742,873
Outsourcing Inc.	590,700	3,251,560
Oyo Corp.	68,900	881,696
Pacific Metals Co. Ltd.	94,500	1,314,759
Pack Corp. (The)	55,800	1,390,118
PAL GROUP Holdings Co. Ltd.	130,200	1,341,037
PALTAC Corp.	145,000	7,844,510
Pan Pacific International Holdings Corp.	1,814,700	41,243,962
Panasonic Corp.	9,323,400	79,363,095
Paramount Bed Holdings Co. Ltd.	99,900	4,256,592
Park24 Co. Ltd.	481,400	6,465,412
Penta-Ocean Construction Co. Ltd.	1,377,900	7,193,803
PeptiDream Inc.(a)	415,200	16,670,046
Persol Holdings Co. Ltd.	759,900	9,616,440
Pigeon Corp.	496,900	19,245,299
Pilot Corp.	137,200	3,782,635
Piolax Inc.	123,300	1,695,623
Plenus Co. Ltd.	113,700	1,738,891
Pola Orbis Holdings Inc.	401,900	6,625,477
Premier Investment Corp.	7,137	8,012,503
Press Kogyo Co. Ltd.	684,200	1,747,224
Prestige International Inc.	205,100	1,592,614
Prima Meat Packers Ltd.	169,200	4,484,048
Raito Kogyo Co. Ltd.	219,500	3,037,251
Raiznext Corp.	175,400	1,969,165
Rakus Co. Ltd.	174,000	4,020,448
Rakuten Inc.	3,690,500	33,683,273
Recruit Holdings Co. Ltd.	5,375,800	166,160,166
Relia Inc.	241,300	2,542,402
Relo Group Inc.	468,400	8,098,318
Renesas Electronics Corp.(a)	3,271,300	17,883,395
Rengo Co. Ltd.	813,300	6,115,327
Resona Holdings Inc.	8,961,900	29,141,220
Resorttrust Inc.	419,600	4,675,010
Ricoh Co. Ltd.	2,894,200	18,477,111
Ricoh Leasing Co. Ltd.	65,300	1,641,610
Riken Corp.	34,400	833,565
Ringer Hut Co. Ltd.	157,900	3,154,117
Rinnai Corp.	147,400	12,045,172

Security	Shares	Value

Japan (continued)
Riso Kagaku Corp.	53,300	$619,556
Rohm Co. Ltd.	379,800	23,959,765
Rohto Pharmaceutical Co. Ltd.	442,500	13,622,789
Round One Corp.(b)	373,600	2,215,523
Royal Holdings Co. Ltd.	152,400	2,141,931
Ryobi Ltd.	107,400	1,020,874
Ryohin Keikaku Co. Ltd.	999,000	11,971,370
Ryosan Co. Ltd.	89,700	1,696,775
Ryoyo Electro Corp.	136,900	3,793,786
Saizeriya Co. Ltd.	161,400	2,505,035
Sakai Chemical Industry Co. Ltd.	80,200	1,459,423
Sakai Moving Service Co. Ltd.	14,600	621,394
Sakata Seed Corp.	190,900	5,822,874
San-A Co. Ltd.	98,700	3,706,034
SanBio Co. Ltd.(a)(b)	139,200	1,761,559
Sangetsu Corp.	256,000	3,498,723
San-in Godo Bank Ltd. (The)	746,400	3,466,210
Sanken Electric Co. Ltd.	129,500	2,488,830
Sankyo Co. Ltd.	208,500	5,200,175
Sankyo Tateyama Inc.	132,500	988,769
Sankyu Inc.	211,500	7,291,379
Sanrio Co. Ltd.	261,300	3,781,226
Sansan Inc.(a)	64,300	3,156,313
Santen Pharmaceutical Co. Ltd.	1,613,500	27,163,813
Sanwa Holdings Corp.	901,100	7,687,432
Sanyo Special Steel Co. Ltd.	112,700	801,574
Sapporo Holdings Ltd.	314,800	5,392,063
Sato Holdings Corp.	156,100	3,227,415
Sawai Pharmaceutical Co. Ltd.	189,100	8,942,590
SBI Holdings Inc.	1,029,200	21,483,443
SCREEN Holdings Co. Ltd.	164,500	8,105,977
SCSK Corp.	213,300	10,772,931
Secom Co. Ltd.	894,400	76,818,750
Sega Sammy Holdings Inc.	742,100	8,345,379
Seibu Holdings Inc.	895,500	7,978,445
Seikagaku Corp.	165,900	1,564,384
Seiko Epson Corp.	1,175,000	12,346,780
Seiko Holdings Corp.	137,800	1,874,174
Seino Holdings Co. Ltd.	664,100	8,171,702
Seiren Co. Ltd.	218,500	2,500,567
Sekisui Chemical Co. Ltd.	1,584,900	21,465,779
Sekisui House Ltd.	2,640,300	47,896,485
Sekisui House Reit Inc.	17,398	11,370,489
Senko Group Holdings Co. Ltd.	585,700	4,337,493
Senshu Ikeda Holdings Inc.	1,712,000	2,493,597
Seria Co. Ltd.	200,400	8,017,516
Seven & i Holdings Co. Ltd.	3,161,400	95,861,614
Seven Bank Ltd.	2,922,500	7,103,778
SG Holdings Co. Ltd.	670,300	24,534,768
Sharp Corp.	919,099	8,953,674
Shibaura Machine Co. Ltd.	142,400	2,654,596
SHIFT Inc.(a)	52,300	5,490,684
Shiga Bank Ltd. (The)	223,800	4,849,388
Shikoku Chemicals Corp.	100,200	1,022,565
Shikoku Electric Power Co. Inc.	732,000	4,915,540
Shima Seiki Manufacturing Ltd.	154,900	1,821,060
Shimachu Co. Ltd.	210,100	5,718,980
Shimadzu Corp.	952,900	23,982,473
Shimamura Co. Ltd.	98,700	6,842,627
Shimano Inc.	315,100	68,545,351

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shimizu Corp.	2,400,900	$17,167,128
Shin-Etsu Chemical Co. Ltd.	1,493,200	173,356,947
Shinko Electric Industries Co. Ltd.	391,800	5,832,717
Shinmaywa Industries Ltd.	384,300	3,333,047
Shinsei Bank Ltd.	711,000	7,988,915
Shionogi & Co. Ltd.	1,148,000	67,959,255
Ship Healthcare Holdings Inc.	220,100	9,450,998
Shiseido Co. Ltd.	1,686,300	93,302,327
Shizuoka Bank Ltd. (The)	1,906,400	12,333,090
Shizuoka Gas Co. Ltd.	169,600	1,355,453
SHO-BOND Holdings Co. Ltd.	194,900	8,350,487
Shochiku Co. Ltd.	47,600	5,348,416
Showa Corp.	280,600	5,907,648
Showa Denko KK	575,900	11,852,439
Showa Sangyo Co. Ltd.	55,500	1,795,233
Siix Corp.	165,600	1,284,328
Sintokogio Ltd.	191,000	1,255,509
SKY Perfect JSAT Holdings Inc.	999,500	3,667,890
Skylark Holdings Co. Ltd.(b)	844,800	11,705,590
SMC Corp.	245,500	127,869,904
SMS Co. Ltd.	350,100	8,652,334
Softbank Corp.	7,983,000	106,799,901
SoftBank Group Corp.	6,620,700	412,971,876
Sohgo Security Services Co. Ltd.	316,800	14,876,686
Sojitz Corp.	5,374,100	11,233,104
Sompo Holdings Inc.	1,409,000	46,042,703
Sony Corp.	5,366,600	409,918,298
Sosei Group Corp.(a)(b)	339,200	4,398,403
SOSiLA Logistics REIT Inc.	956	1,362,614
Sotetsu Holdings Inc.	342,900	8,124,132
Square Enix Holdings Co. Ltd.	383,500	20,457,202
St. Marc Holdings Co. Ltd.	62,300	859,107
Stanley Electric Co. Ltd.	585,500	13,932,829
Star Micronics Co. Ltd.	214,700	2,394,129
Starts Corp. Inc.	141,000	2,567,152
Subaru Corp.	2,580,800	48,684,438
Sugi Holdings Co. Ltd.	158,700	11,497,607
SUMCO Corp.	1,057,900	16,159,165
Sumitomo Bakelite Co. Ltd.	178,400	4,287,472
Sumitomo Chemical Co. Ltd.	6,183,400	17,720,327
Sumitomo Corp.	4,864,600	53,831,287
Sumitomo Dainippon Pharma Co. Ltd.	727,700	9,057,535
Sumitomo Electric Industries Ltd.	3,192,200	35,203,870
Sumitomo Forestry Co. Ltd.	627,500	7,026,955
Sumitomo Heavy Industries Ltd.	466,000	9,030,871
Sumitomo Metal Mining Co. Ltd.	970,600	28,770,078
Sumitomo Mitsui Construction Co. Ltd.	939,440	3,625,192
Sumitomo Mitsui Financial Group Inc.	5,443,300	144,152,464
Sumitomo Mitsui Trust Holdings Inc.	1,396,800	35,801,835
Sumitomo Osaka Cement Co. Ltd.	168,500	5,649,603
Sumitomo Realty & Development Co. Ltd.	1,353,700	34,434,656
Sumitomo Riko Co. Ltd.	107,800	503,672
Sumitomo Rubber Industries Ltd.	755,100	6,256,196
Sumitomo Warehouse Co. Ltd. (The)	352,600	3,958,538
Sundrug Co. Ltd.	329,100	11,236,650
Suntory Beverage & Food Ltd.	586,600	22,053,674
Sushiro Global Holdings Ltd.	452,000	9,558,990
Suzuken Co. Ltd.	318,600	11,284,943
Suzuki Motor Corp.	1,551,500	50,948,718
Sysmex Corp.	711,200	54,693,722

Security	Shares	Value

Japan (continued)
Systena Corp.	366,200	$5,493,173
T&D Holdings Inc.	2,356,700	19,236,093
T. Hasegawa Co. Ltd.	75,300	1,502,012
Tachi-S Co. Ltd.	146,200	1,160,142
Tadano Ltd.	502,000	4,016,760
Taiheiyo Cement Corp.	506,400	10,944,141
Taikisha Ltd.	121,800	3,398,373
Taisei Corp.	845,700	28,955,207
Taisho Pharmaceutical Holdings Co. Ltd.	147,200	8,311,586
Taiyo Holdings Co. Ltd.	101,600	4,785,472
Taiyo Nippon Sanso Corp.	606,900	9,522,814
Taiyo Yuden Co. Ltd.	506,200	15,895,053
Takara Bio Inc.	222,200	5,901,235
Takara Holdings Inc.	733,500	6,271,484
Takara Leben Co. Ltd.	592,300	1,865,468
Takasago Thermal Engineering Co. Ltd.	224,800	2,974,512
Takashimaya Co. Ltd.	705,600	4,671,522
Takeda Pharmaceutical Co. Ltd.	6,660,280	236,602,778
Takeuchi Manufacturing Co. Ltd.	245,100	4,059,114
Takuma Co. Ltd.	399,600	5,536,877
Tamron Co. Ltd.	96,000	1,520,855
TDK Corp.	552,300	61,012,617
TechnoPro Holdings Inc.	170,900	8,696,132
Teijin Ltd.	749,800	10,772,214
Tekken Corp.	63,100	1,118,409
Terumo Corp.	2,735,500	102,843,209
T-Gaia Corp.	114,300	2,044,276
THK Co. Ltd.	535,600	12,446,507
TIS Inc.	994,600	21,372,659
TKC Corp.	25,300	1,392,661
Toa Corp./Tokyo	104,000	1,511,851
Toagosei Co. Ltd.	542,800	5,108,162
Tobu Railway Co. Ltd.	821,800	22,898,163
TOC Co. Ltd.	134,900	803,812
Tocalo Co. Ltd.	370,200	4,121,114
Toda Corp.	1,148,700	7,311,786
Toei Co. Ltd.	37,300	4,935,468
Toho Bank Ltd. (The)	653,600	1,366,174
Toho Co. Ltd.	479,700	14,223,584
Toho Gas Co. Ltd.	315,300	13,658,129
Toho Holdings Co. Ltd.	297,300	5,055,759
Toho Titanium Co. Ltd.	178,200	943,838
Tohoku Electric Power Co. Inc.	1,716,900	16,189,816
Tokai Carbon Co. Ltd.(b)	1,029,800	8,892,532
Tokai Corp./Gifu	64,500	1,285,974
TOKAI Holdings Corp.	564,600	5,249,237
Tokai Rika Co. Ltd.	252,200	3,127,156
Tokai Tokyo Financial Holdings Inc.	1,527,700	3,265,489
Token Corp.	50,010	3,178,542
Tokio Marine Holdings Inc.	2,669,500	112,001,343
Tokuyama Corp.	314,200	7,280,715
Tokyo Broadcasting System Holdings Inc.	194,700	2,931,641
Tokyo Century Corp.	181,300	10,065,554
Tokyo Dome Corp.	485,300	2,891,696
Tokyo Electric Power Co. Holdings Inc.(a)	6,336,800	16,781,462
Tokyo Electron Ltd.	630,300	171,688,641
Tokyo Gas Co. Ltd.	1,575,500	33,237,045
Tokyo Kiraboshi Financial Group Inc.	112,400	1,147,069
Tokyo Ohka Kogyo Co. Ltd.	172,300	8,995,517
Tokyo Seimitsu Co. Ltd.	182,500	5,747,896

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Tokyo Steel Manufacturing Co. Ltd.	550,800	$3,089,231
Tokyo Tatemono Co. Ltd.	867,000	9,266,150
Tokyotokeiba Co. Ltd.	84,100	3,281,117
Tokyu Construction Co. Ltd.	487,200	2,257,902
Tokyu Corp.	2,096,800	23,242,690
Tokyu Fudosan Holdings Corp.	2,411,000	9,189,757
Tokyu REIT Inc.	4,563	5,705,368
TOMONY Holdings Inc.	732,200	2,229,910
Tomy Co. Ltd.	456,700	3,408,080
Topcon Corp.	512,200	3,318,424
Toppan Forms Co. Ltd.	210,700	1,982,848
Toppan Printing Co. Ltd.	1,216,900	18,219,547
Topre Corp.	170,500	1,638,400
Topy Industries Ltd.	66,900	685,262
Toray Industries Inc.	5,818,000	24,987,740
Toridoll Holdings Corp.(b)	266,200	2,774,543
Torii Pharmaceutical Co. Ltd.	54,900	1,755,055
Toshiba Corp.	1,666,600	50,440,934
Toshiba TEC Corp.	167,000	6,389,057
Tosoh Corp.	1,111,600	14,845,164
Totetsu Kogyo Co. Ltd.	112,400	2,672,596
TOTO Ltd.	597,700	22,329,660
Towa Bank Ltd. (The)	149,200	894,664
Toyo Ink SC Holdings Co. Ltd.	181,400	3,259,813
Toyo Seikan Group Holdings Ltd.	666,100	7,257,611
Toyo Suisan Kaisha Ltd.	381,900	23,116,996
Toyo Tanso Co. Ltd.	97,800	1,463,346
Toyo Tire Corp.	512,000	6,798,903
Toyobo Co. Ltd.	438,000	6,039,951
Toyoda Gosei Co. Ltd.	311,300	6,018,133
Toyota Boshoku Corp.	326,800	3,795,615
Toyota Industries Corp.	615,800	31,101,598
Toyota Motor Corp.	8,876,025	521,916,650
Toyota Tsusho Corp.	900,700	22,643,153
TPR Co. Ltd.	108,100	1,304,602
Transcosmos Inc.	102,900	2,483,692
Trend Micro Inc.	567,000	32,980,706
Trusco Nakayama Corp.	213,400	5,005,505
TS Tech Co. Ltd.	213,900	5,395,548
TSI Holdings Co. Ltd.	321,100	898,946
Tsubaki Nakashima Co. Ltd.	243,400	1,606,859
Tsubakimoto Chain Co.	118,000	2,743,252
Tsumura & Co.	328,000	8,161,998
Tsuruha Holdings Inc.	154,800	21,361,317
TV Asahi Holdings Corp.	114,700	1,566,507
UACJ Corp.	133,200	2,210,971
Ube Industries Ltd.	477,700	7,739,526
Ulvac Inc.	202,800	5,946,089
Unicharm Corp.	1,702,400	76,610,415
Unipres Corp.	193,000	1,431,117
United Arrows Ltd.	117,900	1,554,456
United Super Markets Holdings Inc.	337,700	4,072,330
United Urban Investment Corp.	13,452	13,091,940
Ushio Inc.	431,500	5,036,139
USS Co. Ltd.	956,800	14,216,710
Valor Holdings Co. Ltd.	196,000	4,247,007
Vital KSK Holdings Inc.	133,400	1,281,892
VT Holdings Co. Ltd.	440,200	1,298,992
Wacoal Holdings Corp.	238,800	4,011,244
Wacom Co. Ltd.	734,300	3,972,568

Security	Shares	Value

Japan (continued)
WATAMI Co. Ltd.	133,100	$973,104
Welcia Holdings Co. Ltd.	203,000	18,623,853
West Japan Railway Co.	681,400	29,181,682
Xebio Holdings Co. Ltd.	161,800	1,040,613
Yakult Honsha Co. Ltd.	510,800	29,035,354
Yamada Denki Co. Ltd.	2,708,400	11,706,600
Yamagata Bank Ltd. (The)	60,200	712,857
Yamaguchi Financial Group Inc.	982,100	5,768,316
Yamaha Corp.	602,400	27,633,028
Yamaha Motor Co. Ltd.	1,162,700	16,880,209
YA-MAN Ltd.	212,100	1,901,738
Yamanashi Chuo Bank Ltd. (The)	59,000	436,376
Yamato Holdings Co. Ltd.	1,320,200	33,651,178
Yamato Kogyo Co. Ltd.	188,100	3,814,304
Yamazaki Baking Co. Ltd.	530,100	8,864,247
Yamazen Corp.	323,000	2,914,424
Yaoko Co. Ltd.	83,900	6,665,658
Yaskawa Electric Corp.	1,029,700	33,940,268
Yellow Hat Ltd.	150,200	1,963,269
Yodogawa Steel Works Ltd.	56,300	925,465
Yokogawa Bridge Holdings Corp.	78,900	1,377,560
Yokogawa Electric Corp.	964,100	14,616,971
Yokohama Reito Co. Ltd.	268,900	2,136,347
Yokohama Rubber Co. Ltd. (The)	552,100	7,007,644
Yondoshi Holdings Inc.	88,100	1,468,194
Yonex Co. Ltd.	252,100	1,340,019
Yoshinoya Holdings Co. Ltd.	366,100	6,232,668
Yuasa Trading Co. Ltd.	56,900	1,512,777
Z Holdings Corp.	11,454,900	60,345,969
Zenkoku Hosho Co. Ltd.	239,900	8,304,493
Zenrin Co. Ltd.	167,200	1,636,735
Zensho Holdings Co. Ltd.	410,600	7,386,373
Zeon Corp.	707,900	6,762,310
ZOZO Inc.	471,200	12,745,976

		16,557,342,016

Netherlands — 4.4%
Aalberts NV	428,919	15,312,268
ABN AMRO Bank NV, CVA(c)	1,745,073	14,494,366
Adyen NV(a)(c)	77,082	129,158,786
Aegon NV	7,678,098	22,752,852
AerCap Holdings NV(a)(b)	552,859	14,888,493
Akzo Nobel NV	833,648	78,606,792
Altice Europe NV(a)	2,737,544	12,980,954
AMG Advanced Metallurgical Group NV	153,367	2,729,415
Arcadis NV(a)(b)	380,064	7,797,535
ArcelorMittal SA(a)(b)	3,037,164	33,544,108
Argenx SE(a)	185,251	42,804,187
ASM International NV	199,748	30,222,046
ASML Holding NV	1,794,403	635,927,871
ASR Nederland NV	619,579	20,023,383
Basic-Fit NV(a)(c)	206,942	5,346,890
BE Semiconductor Industries NV	338,726	14,988,337
Boskalis Westminster(a)(b)	379,476	7,166,224
Brunel International NV(a)(b)	177,583	1,283,050
Corbion NV	279,313	10,767,376
COSMO Pharmaceuticals NV(a)(b)	45,790	4,394,269
Davide Campari-Milano NV	2,487,675	25,042,484
Eurocommercial Properties NV	209,249	2,578,293
Euronext NV(c)	246,042	28,192,537
EXOR NV	449,348	25,319,017

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Flow Traders(c)	152,213	$5,615,746
Heineken Holding NV	513,827	44,567,489
Heineken NV	1,085,423	105,556,079
IMCD NV	225,141	23,311,031
ING Groep NV	16,414,849	114,444,650
Intertrust NV(c)	390,277	7,236,360
Just Eat Takeaway.com NV(a)(c)	535,219	58,005,804
Koninklijke Ahold Delhaize NV	4,630,430	133,985,075
Koninklijke BAM Groep NV(a)	1,424,758	2,213,796
Koninklijke DSM NV	721,197	110,524,878
Koninklijke KPN NV	14,756,973	38,285,563
Koninklijke Philips NV(a)	3,839,665	199,278,317
Koninklijke Vopak NV	289,301	15,856,262
NN Group NV	1,257,464	46,095,484
NSI NV	102,147	3,659,901
OCI NV(a)(b)	467,816	5,537,456
Pharming Group NV(a)(b)	3,453,051	3,886,421
PostNL NV	2,272,808	5,539,134
Prosus NV(a)	2,064,214	200,400,595
QIAGEN NV(a)	976,703	48,704,294
Randstad NV	502,076	24,140,039
Rhi Magnesita NV	125,005	3,977,033
SBM Offshore NV	669,382	10,396,933
Shop Apotheke Europe NV(a)(b)(c)	47,476	7,141,055
Signify NV(a)(c)	529,514	15,872,909
SRH NV(a)(b)(e)	3,991	0	(f)
TKH Group NV	207,757	8,161,245
TomTom NV(a)	401,463	3,211,548
Unilever NV	6,117,727	362,289,330
Vastned Retail NV	111,170	2,813,212
Wereldhave NV(b)	187,904	1,625,367
Wolters Kluwer NV	1,128,878	89,251,292

		2,887,905,831

New Zealand — 0.4%
a2 Milk Co. Ltd.(a)	3,153,987	43,785,445
Air New Zealand Ltd.(b)	2,538,187	2,265,690
Argosy Property Ltd.	2,983,535	2,524,103
Auckland International Airport Ltd.	5,134,521	21,821,910
Chorus Ltd.	1,804,175	8,965,812
Contact Energy Ltd.	2,982,821	11,604,119
Fisher & Paykel Healthcare Corp. Ltd.	2,453,658	58,842,170
Fletcher Building Ltd.	3,619,418	8,149,437
Genesis Energy Ltd.	2,233,783	4,330,182
Goodman Property Trust	3,982,844	5,890,042
Infratil Ltd.	2,970,363	9,557,159
Kiwi Property Group Ltd.	4,935,511	3,517,937
Mercury NZ Ltd.	3,314,801	10,312,085
Meridian Energy Ltd.	5,405,843	17,501,362
Metlifecare Ltd.	792,105	3,118,476
Precinct Properties New Zealand Ltd.	4,297,471	4,909,635
Pushpay Holdings Ltd.(a)	794,576	4,202,697
Ryman Healthcare Ltd.	1,931,795	17,115,312
SKYCITY Entertainment Group Ltd.	2,904,141	4,817,139
Spark New Zealand Ltd.	7,616,561	25,013,703
Summerset Group Holdings Ltd.	1,224,882	6,405,250
Z Energy Ltd.	2,445,688	4,594,331

		279,243,996

Norway — 0.8%
Adevinta ASA(a)	989,630	16,001,772

Security	Shares	Value

Norway (continued)
Aker ASA, Class A	131,504	$5,541,829
Atea ASA	464,646	5,363,554
Austevoll Seafood ASA	488,327	4,120,109
Bakkafrost P/F(a)	210,356	12,778,197
Borregaard ASA	542,991	7,177,001
BW Energy Ltd.(a)(b)	1	2
BW LPG Ltd.(c)	492,137	2,019,752
DNB ASA(a)	4,005,899	61,132,997
Elkem ASA(c)	1,574,115	2,983,915
Entra ASA(c)	727,253	10,261,334
Equinor ASA	4,223,145	62,471,389
Europris ASA(c)	753,362	3,690,946
Fjordkraft Holding ASA(c)	401,031	3,582,350
Frontline Ltd./Bermuda	438,979	3,500,672
Gjensidige Forsikring ASA(a)	812,081	16,673,026
Golden Ocean Group Ltd.	449,792	1,729,045
Grieg Seafood ASA	291,266	2,951,527
Kongsberg Gruppen ASA	426,566	6,465,079
Leroy Seafood Group ASA	1,445,557	8,400,578
Mowi ASA	1,917,289	34,591,599
NEL ASA(a)	6,130,651	12,603,865
Nordic Semiconductor ASA(a)	908,722	8,928,224
Norsk Hydro ASA(a)	5,359,919	14,995,505
Norwegian Air Shuttle ASA(a)	2	0	(f)
Norwegian Finans Holding ASA(a)	657,584	4,856,453
Orkla ASA	3,229,471	31,836,373
Protector Forsikring ASA(a)	439,871	2,122,113
Salmar ASA(a)	234,888	11,166,355
Scatec Solar ASA(c)	451,158	7,791,909
Schibsted ASA, Class B(a)	410,544	13,529,771
SpareBank 1 SMN	936,224	8,033,159
SpareBank 1 SR-Bank ASA(a)	838,072	6,632,500
Stolt-Nielsen Ltd.	120,045	1,080,277
Storebrand ASA(a)	1,899,090	10,337,546
Subsea 7 SA(a)	970,678	7,295,975
Telenor ASA	2,999,895	46,540,609
TGS NOPEC Geophysical Co. ASA	661,507	9,734,420
Tomra Systems ASA(a)	490,671	20,175,186
Veidekke ASA(a)	478,394	6,491,807
Wallenius Wilhelmsen ASA(a)	537,947	799,912
Yara International ASA	743,324	31,136,776

		527,525,408

Portugal — 0.2%
Altri SGPS SA	556,082	2,757,836
Banco Comercial Portugues SA, Class R(a)	46,135,086	5,357,275
CTT-Correios de Portugal SA(a)	766,523	2,062,090
EDP — Energias de Portugal SA	10,827,250	54,861,809
Galp Energia SGPS SA	2,111,637	22,223,395
Jeronimo Martins SGPS SA	973,915	16,462,900
Navigator Co. SA (The)(b)	1,432,122	3,580,025
NOS SGPS SA	1,263,351	5,599,184
REN — Redes Energeticas Nacionais SGPS SA	2,410,593	6,983,789
Sonae SGPS SA	5,671,388	3,983,611

		123,871,914

Singapore — 1.2%
Accordia Golf Trust	5,958,200	2,889,377
ARA LOGOS Logistics Trust	8,404,698	4,045,140
Ascendas India Trust	2,171,500	2,216,947
Ascendas REIT	13,537,180	34,946,122

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Ascott Residence Trust(b)	8,425,163	$5,498,812
CapitaLand Commercial Trust	10,660,955	12,516,690
CapitaLand Ltd.	11,252,400	22,647,578
CapitaLand Mall Trust(b)	9,421,900	12,985,773
CapitaLand Retail China Trust	4,934,638	4,426,168
CDL Hospitality Trusts	5,129,900	3,628,676
Chip Eng Seng Corp. Ltd.(b)	6,028,400	1,956,274
City Developments Ltd.	1,702,800	10,157,445
ComfortDelGro Corp. Ltd.	8,926,400	8,852,843
COSCO Shipping International Singapore Co. Ltd.(a)	6,823,400	980,245
DBS Group Holdings Ltd.	7,551,400	108,868,357
ESR-REIT	13,693,974	3,894,589
First REIT	3,220,100	1,303,256
First Resources Ltd.(b)	2,421,100	2,418,805
Fortune REIT	4,422,000	3,851,320
Frasers Centrepoint Trust(b)	3,864,959	6,707,943
Frasers Logistics & Commercial Trust(b)	14,799,486	14,569,610
Genting Singapore Ltd.	25,204,800	13,509,464
Golden Agri-Resources Ltd.(b)	31,428,000	3,598,189
Hutchison Port Holdings Trust, Class U	23,804,500	2,570,886
Jardine Cycle & Carriage Ltd.	510,232	7,441,581
Kenon Holdings Ltd./Singapore	113,354	2,313,891
Keppel Corp. Ltd.	6,105,500	24,042,660
Keppel DC REIT	5,461,700	11,868,932
Keppel Infrastructure Trust	13,917,300	5,531,196
Keppel REIT	11,407,080	9,150,287
Lippo Malls Indonesia Retail Trust(b)	13,961,500	1,191,202
Manulife US Real Estate Investment Trust	5,235,800	4,031,566
Mapletree Commercial Trust(b)	9,292,856	12,469,084
Mapletree Industrial Trust	6,350,100	15,096,132
Mapletree Logistics Trust	10,429,880	16,200,426
Mapletree North Asia Commercial Trust	12,380,300	7,719,067
NetLink NBN Trust	19,045,400	13,333,030
OUE Commercial Real Estate Investment Trust	9,129,140	2,529,770
Oversea-Chinese Banking Corp. Ltd.	13,704,000	85,543,820
Parkway Life REIT	2,200,100	5,711,628
Raffles Medical Group Ltd.	5,638,600	3,597,882
Sabana Shari’ah Compliant Industrial REIT	6,971,280	1,931,807
SATS Ltd.(b)	2,977,600	5,949,554
Sembcorp Industries Ltd.(b)	4,746,500	5,988,073
Sembcorp Marine Ltd.(a)(b)	4,362,700	1,208,945
Sheng Siong Group Ltd.	3,224,400	3,997,287
Singapore Airlines Ltd.(b)	5,418,000	13,512,404
Singapore Exchange Ltd.	3,062,400	18,245,321
Singapore Post Ltd.(b)	7,795,900	4,036,381
Singapore Press Holdings Ltd.(b)	5,733,200	4,473,510
Singapore Technologies Engineering Ltd.(b)	6,664,100	15,891,203
Singapore Telecommunications Ltd.	33,554,800	60,683,952
Soilbuild Business Space REIT(b)	7,199,786	2,126,386
Starhill Global REIT	8,456,100	2,867,415
StarHub Ltd.(b)	3,271,400	2,910,456
Suntec REIT	9,769,900	9,546,902
United Overseas Bank Ltd.(b)	5,124,000	72,452,680
UOL Group Ltd.	1,979,300	9,555,142
Venture Corp. Ltd.	1,175,000	15,337,636
Wilmar International Ltd.	8,129,100	27,387,473
Wing Tai Holdings Ltd.(b)	2,166,900	2,702,107
Yangzijiang Shipbuilding Holdings Ltd.	11,760,800	7,847,394
Yanlord Land Group Ltd.	5,017,400	4,463,814

		809,928,505

Security	Shares	Value

Spain — 2.3%
Acciona SA	102,321	$11,349,291
Acerinox SA(a)	717,843	6,140,576
ACS Actividades de Construccion y Servicios SA	1,158,548	26,783,167
Aena SME SA(a)(c)	285,420	37,227,258
Almirall SA(a)	333,462	3,712,511
Amadeus IT Group SA	1,838,407	92,087,089
Applus Services SA(a)	715,956	5,553,814
Atresmedia Corp. de Medios de Comunicacion SA	595,638	1,627,030
Banco Bilbao Vizcaya Argentaria SA	28,057,107	87,489,140
Banco de Sabadell SA	24,544,937	8,388,048
Banco Santander SA(a)	69,616,858	148,887,444
Bankia SA	5,555,533	7,035,846
Bankinter SA	2,862,570	14,833,021
Befesa SA(c)	131,822	5,338,873
CaixaBank SA	15,389,691	33,120,922
Cellnex Telecom SA(c)	1,096,350	68,996,208
Cia. de Distribucion Integral Logista Holdings SA	260,580	4,850,058
Cie. Automotive SA	375,129	5,984,029
Construcciones y Auxiliar de Ferrocarriles SA	124,985	4,308,217
Corp Financiera Alba SA	87,813	3,598,017
Ebro Foods SA	343,779	7,723,854
Enagas SA	815,479	20,607,174
Ence Energia y Celulosa SA(b)	828,071	2,501,840
Endesa SA	1,316,656	37,428,973
Euskaltel SA(c)	529,213	4,981,323
Faes Farma SA	1,557,503	6,575,038
Ferrovial SA	2,090,190	51,262,012
Fluidra SA(a)	179,368	2,977,921
Fomento de Construcciones y Contratas SA	92,020	795,428
Gestamp Automocion SA(c)	909,452	2,193,871
Global Dominion Access SA(c)	312,868	1,032,206
Grifols SA	1,256,641	36,703,655
Grupo Catalana Occidente SA	209,767	4,960,989
Iberdrola SA	24,407,849	315,176,099
Iberdrola SA, New	552,190	7,130,377
Indra Sistemas SA(a)(b)	756,558	5,698,792
Industria de Diseno Textil SA	4,575,100	121,834,450
Inmobiliaria Colonial Socimi SA	1,161,044	9,919,452
Lar Espana Real Estate Socimi SA(b)	548,958	2,888,686
Liberbank SA(a)	9,220,233	1,770,635
Mapfre SA	4,817,861	8,693,806
Masmovil Ibercom SA(a)	363,863	9,758,478
Mediaset Espana Comunicacion SA(a)(b)	757,176	2,489,102
Melia Hotels International SA(a)	566,737	2,107,003
Merlin Properties Socimi SA	1,432,324	11,839,124
Naturgy Energy Group SA	1,193,079	22,206,242
Neinor Homes SA(a)(c)	403,120	4,843,164
Pharma Mar SA(b)	69,452	7,313,408
Prosegur Cia. de Seguridad SA	1,391,130	3,668,375
Red Electrica Corp. SA	1,672,728	32,676,573
Repsol SA	6,308,569	49,086,027
Sacyr SA	2,247,612	5,076,400
Siemens Gamesa Renewable Energy SA	1,009,500	23,725,457
Solaria Energia y Medio Ambiente SA(a)	340,046	5,158,999
Tecnicas Reunidas SA(a)	172,078	2,150,807
Telefonica SA	20,347,352	85,367,515
Unicaja Banco SA(a)(c)	4,540,660	2,525,733
Viscofan SA	168,743	12,421,277
Zardoya Otis SA	912,434	6,063,717

		1,518,644,541

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden — 3.7%
AAK AB(a)	807,021	$14,287,233
AddTech AB	242,795	11,345,678
AF Poyry AB(a)	481,355	12,331,214
Alfa Laval AB(a)(b)	1,303,511	30,873,590
Arjo AB, Class B	1,158,262	7,179,570
Assa Abloy AB, Class B	4,163,973	91,266,010
Atlas Copco AB, Class A	2,808,602	124,274,283
Atlas Copco AB, Class B	1,643,794	63,541,348
Atrium Ljungberg AB, Class B	222,529	3,430,590
Attendo AB(a)(c)	569,003	2,967,370
Avanza Bank Holding AB	597,999	11,626,305
Axfood AB	461,845	10,436,996
Beijer Ref AB	327,215	12,813,250
Betsson AB	555,767	4,182,260
Bilia AB, Class A(a)	457,135	4,469,953
BillerudKorsnas AB	804,946	12,892,650
BioGaia AB, Class B	84,412	5,415,760
Biotage AB(a)	304,969	5,556,020
Boliden AB	1,136,155	30,911,805
Bonava AB, Class B	424,991	2,857,916
Bravida Holding AB(a)(c)	1,131,364	12,408,329
Bure Equity AB	221,218	6,056,712
Castellum AB	1,021,783	21,933,871
Catena AB	108,709	4,488,126
Cloetta AB, Class B(a)	1,197,599	3,300,812
Dometic Group AB(a)(c)	1,276,119	12,428,513
Electrolux AB, Series B	977,696	18,343,086
Electrolux Professional AB, Class B(a)	1,390,309	5,445,832
Elekta AB, Class B	1,574,722	16,143,514
Embracer Group AB(a)	835,347	13,465,557
Epiroc AB, Class A	2,789,927	39,022,189
Epiroc AB, Class B	1,672,801	22,794,531
EQT AB	970,114	22,744,111
Essity AB, Class B(a)	2,553,499	84,250,763
Evolution Gaming Group AB(c)	551,931	37,771,889
Fabege AB	1,112,679	14,220,333
Fastighets AB Balder, Class B(a)	464,591	19,186,273
Fingerprint Cards AB, Class B(a)(b)	1,344,738	2,485,257
Fortnox AB(a)	191,544	5,662,672
Getinge AB, Class B	967,450	23,212,737
Granges AB(a)	391,522	3,154,493
Hennes & Mauritz AB, Class B(b)	3,414,721	53,052,665
Hexagon AB, Class B(a)	1,165,885	75,841,626
Hexpol AB(a)	1,265,916	8,425,976
Holmen AB, Class B(a)	452,636	15,519,333
Hufvudstaden AB, Class A	565,316	7,357,426
Husqvarna AB, Class B	1,766,009	16,864,432
ICA Gruppen AB	417,743	20,576,731
Industrivarden AB, Class C(a)	670,322	16,474,499
Indutrade AB(a)	419,929	21,265,511
Instalco AB	162,195	2,960,484
Intrum AB(b)	368,278	8,701,586
Investment AB Latour, Class B(b)	512,840	10,516,095
Investor AB, Class B	1,873,636	110,696,008
Inwido AB(a)	337,181	3,127,349
JM AB	324,069	9,580,548
Kambi Group PLC(a)	114,618	2,765,844
Kindred Group PLC	1,133,335	7,932,353
Kinnevik AB, Class B	1,056,463	37,056,159
Klovern AB, Class B	2,305,113	3,677,552

Security	Shares	Value

Sweden (continued)
Kungsleden AB	1,027,701	$8,274,310
L E Lundbergforetagen AB, Class B(a)	312,844	14,661,963
Lifco AB, Class B	193,564	14,831,727
Lindab International AB	406,446	6,321,703
Loomis AB(a)	354,138	8,497,093
Lundin Energy AB	825,644	19,102,097
Mekonomen AB(a)	224,016	1,899,689
Millicom International Cellular SA, SDR	430,396	12,945,425
MIPS AB	120,997	5,108,914
Modern Times Group MTG AB, Class B(a)	318,070	4,339,658
Mycronic AB	363,731	6,921,910
NCC AB, Class B	442,458	7,696,506
NetEnt AB	875,021	7,655,477
Nibe Industrier AB, Class B(a)	1,416,638	34,022,836
Nobia AB(a)	769,238	4,552,641
Nobina AB(a)(c)	452,888	2,861,643
Nolato AB, Class B(a)	104,282	8,688,229
Nordic Entertainment Group AB, Class B(a)	331,213	13,856,177
Nyfosa AB(a)	948,056	7,069,259
Pandox AB(a)	418,970	5,270,696
Paradox Interactive AB(b)	130,031	3,259,716
Peab AB, Class B(a)	890,372	8,319,283
PowerCell Sweden AB(a)	176,976	5,161,155
Ratos AB, Class B(a)	1,083,167	3,859,981
Recipharm AB, Class B(a)	370,971	5,914,187
Saab AB, Class B(a)(b)	370,166	11,900,075
Samhallsbyggnadsbolaget i Norden AB	4,109,016	11,127,865
Sandvik AB(a)	4,706,147	87,514,167
Scandic Hotels Group AB(c)	566,262	1,942,813
Securitas AB, Class B(a)	1,298,290	19,383,889
Sinch AB(a)(c)	137,920	10,788,863
Skandinaviska Enskilda Banken AB, Class A(a)	6,795,918	65,783,370
Skanska AB, Class B(a)	1,446,618	29,200,542
SKF AB, Class B	1,561,014	28,822,867
SSAB AB, Class A(a)	951,516	2,805,378
SSAB AB, Class B(a)	2,486,869	7,050,530
Stillfront Group AB(a)	121,670	11,841,464
Storytel AB(a)	162,846	4,283,485
Svenska Cellulosa AB SCA, Class B(a)	2,574,089	31,145,948
Svenska Handelsbanken AB, Class A(a)	6,458,651	61,144,806
Sweco AB, Class B	314,847	18,075,720
Swedbank AB, Class A(a)	3,803,613	61,761,215
Swedish Match AB	729,890	56,177,811
Swedish Orphan Biovitrum AB(a)	818,644	17,161,288
Tele2 AB, Class B	2,092,013	29,679,288
Telefonaktiebolaget LM Ericsson, Class B	12,282,299	141,589,984
Telia Co. AB	10,427,167	40,640,426
Thule Group AB(c)	491,438	14,601,592
Trelleborg AB, Class B(a)	977,719	15,134,381
Vitrolife AB(a)	338,421	8,205,131
Volvo AB, Class B(a)	6,192,592	106,869,565
Wallenstam AB, Class B	850,115	10,636,221
Wihlborgs Fastigheter AB	719,102	12,072,824

		2,422,005,361

Switzerland — 9.7%
ABB Ltd., Registered	7,692,800	192,552,551
Adecco Group AG, Registered	675,664	32,063,774
Alcon Inc.(a)	2,070,860	125,203,144
Allreal Holding AG, Registered	54,780	10,947,570
ALSO Holding AG, Registered	24,962	6,530,676

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Arbonia AG, Registered(a)(b)	280,225	$3,191,306
Aryzta AG(a)(b)	4,531,634	2,876,793
Ascom Holding AG, Registered(a)	244,217	2,765,126
Autoneum Holding AG(a)(b)	18,328	1,874,706
Bachem Holding AG, Class B, Registered	19,094	5,740,584
Baloise Holding AG, Registered	205,460	31,348,629
Banque Cantonale Vaudoise, Registered	131,395	13,822,690
Barry Callebaut AG, Registered	12,932	26,995,568
Basilea Pharmaceutica AG, Registered(a)(b)	71,883	3,440,459
Belimo Holding AG	2,068	16,367,594
BKW AG	104,926	10,161,570
Bossard Holding AG, Class A, Registered	34,646	5,933,656
Bucher Industries AG, Registered	35,116	11,588,241
Burckhardt Compression Holding AG	16,946	4,293,781
Cembra Money Bank AG	134,050	14,691,420
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	4,570	35,466,857
Chocoladefabriken Lindt & Spruengli AG, Registered	429	36,830,713
Cie. Financiere Richemont SA, Registered	2,182,563	135,555,468
Clariant AG, Registered	811,394	15,341,296
Coca-Cola HBC AG	814,592	21,415,108
Comet Holding AG, Registered	34,477	5,328,643
Conzzeta AG, Registered	6,751	6,330,222
Credit Suisse Group AG, Registered	10,316,990	110,167,353
Daetwyler Holding AG, Bearer	37,904	7,699,966
DKSH Holding AG	156,499	10,072,569
dormakaba Holding AG	14,239	7,990,557
Dufry AG, Registered(a)	215,722	5,487,311
EFG International AG	502,517	3,308,868
Emmi AG, Registered	10,637	9,617,382
EMS-Chemie Holding AG, Registered	34,913	30,184,758
Flughafen Zurich AG, Registered(a)	81,498	10,302,594
Forbo Holding AG, Registered	5,457	8,518,127
Galenica AG(c)	227,701	17,008,116
Geberit AG, Registered	154,905	85,685,606
Georg Fischer AG, Registered	17,321	15,936,767
Givaudan SA, Registered	38,726	160,106,064
Helvetia Holding AG, Registered	146,527	13,256,208
Huber + Suhner AG, Registered	89,982	7,003,106
Idorsia Ltd.(a)	412,458	11,362,205
Implenia AG, Registered	85,485	3,740,028
Inficon Holding AG, Registered	11,502	9,394,290
Interroll Holding AG, Registered	2,751	6,501,759
Intershop Holding AG	7,953	4,887,025
Julius Baer Group Ltd.	958,695	42,154,337
Kardex Holding AG, Registered	24,159	4,185,400
Komax Holding AG, Registered(a)	22,086	3,253,297
Kuehne + Nagel International AG, Registered(a)	222,029	38,294,328
LafargeHolcim Ltd., Registered	2,160,908	102,166,267
Landis+Gyr Group AG(a)(b)	119,202	7,337,927
LEM Holding SA, Registered	1,132	1,774,466
Liechtensteinische Landesbank AG	11,510	699,685
Logitech International SA, Registered	704,425	51,323,831
Lonza Group AG, Registered	315,920	197,463,023
Medacta Group SA(a)(c)	21,587	1,993,303
Mobilezone Holding AG, Registered	370,578	2,973,749
Mobimo Holding AG, Registered	38,007	10,716,495
Nestle SA, Registered	12,509,732	1,486,536,253
Novartis AG, Registered	9,008,882	747,389,606
OC Oerlikon Corp. AG, Registered	973,226	8,141,420

Security	Shares	Value

Switzerland (continued)
Partners Group Holding AG	79,338	$76,852,419
PSP Swiss Property AG, Registered	181,557	20,337,098
Rieter Holding AG, Registered(b)	22,603	1,863,499
Roche Holding AG, NVS	2,958,702	1,028,081,458
Schindler Holding AG, Participation Certificates, NVS	169,786	43,020,417
Schindler Holding AG, Registered	88,011	21,961,632
Schweiter Technologies AG, Bearer	5,088	6,275,405
SFS Group AG	83,761	7,918,485
SGS SA, Registered	25,252	66,370,817
Siegfried Holding AG, Registered	21,201	11,130,700
SIG Combibloc Group AG	1,133,995	19,832,759
Sika AG, Registered	599,787	132,194,453
Softwareone Holding AG	381,935	9,824,425
Sonova Holding AG, Registered(a)	232,737	52,600,558
St. Galler Kantonalbank AG, Class A, Registered	13,279	6,014,013
Stadler Rail AG(a)(b)	208,988	8,362,277
Straumann Holding AG, Registered	44,857	44,171,596
Sulzer AG, Registered	102,783	8,496,517
Sunrise Communications Group AG(c)	147,634	13,818,880
Swatch Group AG (The), Bearer	117,401	24,649,435
Swatch Group AG (The), Registered	225,818	8,995,981
Swiss Life Holding AG, Registered	135,697	49,657,614
Swiss Prime Site AG, Registered	326,825	29,873,034
Swiss Re AG	1,236,145	97,511,009
Swisscom AG, Registered	103,461	55,250,471
Swissquote Group Holding SA, Registered	65,825	6,143,281
Tecan Group AG, Registered	56,167	23,696,707
Temenos AG, Registered	287,174	42,616,786
u-blox Holding AG	41,512	3,004,908
UBS Group AG, Registered	15,324,429	180,163,535
Valiant Holding AG, Registered	83,287	7,809,587
Valora Holding AG, Registered(a)	20,201	3,330,933
VAT Group AG(c)	117,300	22,358,822
Vetropack Holding AG(a)	20,568	1,146,309
Vifor Pharma AG	196,781	27,828,818
Vontobel Holding AG, Registered	146,134	10,642,385
VZ Holding AG	61,893	4,905,447
Ypsomed Holding AG, Registered(b)	21,158	3,125,904
Zehnder Group AG, Registered	72,403	3,195,537
Zur Rose Group AG(a)	32,195	8,936,174
Zurich Insurance Group AG	625,682	231,234,790

		6,448,497,066

United Kingdom — 14.0%
3i Group PLC	4,095,397	47,817,840
888 Holdings PLC	1,716,597	4,136,568
Abcam PLC	829,364	13,987,738
Admiral Group PLC	803,587	25,312,983
Advanced Medical Solutions Group PLC	1,496,708	3,771,703
AG Barr PLC	485,625	2,740,745
Aggreko PLC	1,096,408	5,537,407
AJ Bell PLC	1,187,671	6,734,092
Anglo American PLC	5,114,345	125,538,591
Antofagasta PLC	1,606,046	21,659,029
AO World PLC(a)(b)	1,430,821	3,143,692
Ascential PLC(c)	1,861,557	6,596,891
Ashmore Group PLC	1,709,881	8,761,428
Ashtead Group PLC	1,952,099	62,387,844
ASOS PLC(a)	320,060	14,106,240
Associated British Foods PLC	1,506,799	34,905,930
Assura PLC	10,564,224	10,953,776

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
AstraZeneca PLC	5,535,410	$619,723,552
Auto Trader Group PLC(c)	4,022,733	28,331,597
Avast PLC(c)	2,709,805	20,432,770
AVEVA Group PLC	317,238	17,262,897
Aviva PLC	16,389,263	56,724,246
B&M European Value Retail SA	3,759,687	22,847,141
Babcock International Group PLC	1,095,935	4,148,387
BAE Systems PLC	13,442,412	86,486,771
Balfour Beatty PLC	3,027,391	9,560,119
Bank of Georgia Group PLC(a)	182,355	1,859,679
Barclays PLC	72,701,506	95,955,053
Barratt Developments PLC	4,352,551	29,169,156
Beazley PLC	2,371,924	12,994,285
Bellway PLC	530,267	17,719,529
Berkeley Group Holdings PLC	546,097	31,924,138
Biffa PLC(c)	845,790	2,264,602
Big Yellow Group PLC	701,112	9,376,932
Blue Prism Group PLC(a)(b)	362,117	5,527,488
BMO Commercial Property Trust	3,051,423	2,342,920
Bodycote PLC	867,176	6,407,887
boohoo Group PLC(a)	3,967,192	13,590,108
BP PLC	85,349,721	308,227,085
Brewin Dolphin Holdings PLC	1,629,171	5,613,001
British American Tobacco PLC	9,671,058	320,441,340
British Land Co. PLC (The)	3,684,802	17,705,698
Britvic PLC	1,164,867	12,208,166
BT Group PLC	37,149,496	48,066,325
Bunzl PLC	1,399,671	40,378,746
Burberry Group PLC	1,746,729	28,714,578
Burford Capital Ltd.	914,184	6,443,281
Cairn Energy PLC(a)	3,217,991	5,051,440
Capita PLC(a)	7,691,632	3,455,609
Capital & Counties Properties PLC	3,339,774	6,132,449
Carnival PLC	683,974	7,420,517
Centamin PLC	5,219,752	13,941,627
Centrica PLC	24,501,476	15,683,543
Cineworld Group PLC	5,054,264	2,534,081
Civitas Social Housing PLC	1,875,502	2,781,603
Clinigen Group PLC	650,085	6,019,582
Close Brothers Group PLC	611,820	8,801,028
Coats Group PLC	6,672,886	4,965,877
Coca-Cola European Partners PLC	865,824	35,645,974
Compass Group PLC	7,481,442	103,152,687
Computacenter PLC	370,259	9,636,682
ConvaTec Group PLC(c)	6,038,591	16,120,768
Countryside Properties PLC(c)	2,125,909	7,907,582
Cranswick PLC	235,027	11,043,328
Crest Nicholson Holdings PLC	1,508,721	3,704,946
Croda International PLC	539,564	40,578,572
Custodian REIT PLC	1,717,862	2,006,677
CVS Group PLC	356,600	5,330,945
Daily Mail & General Trust PLC, Class A, NVS	717,994	5,946,335
Dart Group PLC	520,748	4,418,708
DCC PLC	425,579	38,161,657
Dechra Pharmaceuticals PLC	448,400	16,808,269
Derwent London PLC	419,080	15,819,217
Diageo PLC	9,820,366	361,027,230
Dialog Semiconductor PLC(a)	321,084	14,731,654
Diploma PLC	560,838	13,352,848
Direct Line Insurance Group PLC	5,643,843	21,955,953

Security	Shares	Value

United Kingdom (continued)
Diversified Gas & Oil PLC	3,214,453	$4,067,085
Dixons Carphone PLC	4,618,515	4,461,484
Domino’s Pizza Group PLC	2,067,511	8,645,553
Drax Group PLC	1,947,195	7,155,939
DS Smith PLC	5,912,377	20,269,100
Dunelm Group PLC	505,715	8,164,134
easyJet PLC	703,700	4,555,225
Electrocomponents PLC	1,909,194	16,438,155
Elementis PLC	2,922,582	2,447,296
EMIS Group PLC	129,196	1,695,697
Equiniti Group PLC(c)	1,818,177	3,049,764
Essentra PLC	1,379,927	5,458,817
Euromoney Institutional Investor PLC	507,943	5,293,399
Evraz PLC	2,129,476	8,063,391
Experian PLC	3,825,001	134,393,759
Ferguson PLC	959,309	85,517,574
Ferrexpo PLC	1,374,080	3,202,979
Fevertree Drinks PLC	460,751	13,243,707
Fiat Chrysler Automobiles NV(a)	4,618,056	47,072,535
First Derivatives PLC	53,216	1,885,841
Firstgroup PLC(a)	5,537,869	2,565,763
Frasers Group PLC(a)	1,103,888	3,648,211
Future PLC(b)	430,878	7,804,275
G4S PLC	6,517,100	12,150,518
Games Workshop Group PLC	150,685	17,364,557
Gamesys Group PLC(a)	278,969	3,408,826
GB Group PLC(a)	908,845	7,968,296
GCP Student Living PLC	1,483,400	2,433,702
Genus PLC	305,010	13,611,067
GlaxoSmithKline PLC	21,085,358	423,364,864
Glencore PLC	42,482,615	97,376,496
Go-Ahead Group PLC (The)	214,615	1,746,429
GoCo Group PLC	2,522,863	3,377,482
Grainger PLC	3,018,844	11,498,396
Great Portland Estates PLC	1,127,401	8,724,390
Greggs PLC	487,003	7,638,335
GVC Holdings PLC	2,505,799	21,857,765
Halfords Group PLC	1,072,800	2,055,752
Halma PLC	1,612,987	46,109,235
Hammerson PLC(b)	3,368,438	2,837,445
Hargreaves Lansdown PLC	1,409,137	32,347,610
Hastings Group Holdings PLC(c)	1,659,266	4,538,506
Hays PLC	6,413,190	9,174,867
Helical PLC	582,433	2,327,729
Hikma Pharmaceuticals PLC	727,058	20,516,662
Hill & Smith Holdings PLC	358,204	5,688,726
Hiscox Ltd.	1,405,862	14,422,031
Hochschild Mining PLC	1,335,209	4,707,111
HomeServe PLC	1,279,592	22,303,282
Howden Joinery Group PLC	2,573,048	16,558,041
HSBC Holdings PLC	85,488,279	383,959,799
Hunting PLC	837,378	1,970,611
Hurricane Energy PLC(a)(b)	8,678,922	694,856
Hyve Group PLC(b)	1,457,900	1,526,968
Ibstock PLC(c)	2,090,622	4,360,121
IG Group Holdings PLC	1,556,490	15,035,689
IMI PLC	1,116,522	15,299,138
Imperial Brands PLC	3,989,105	66,807,515
Inchcape PLC	1,802,837	10,155,828
Informa PLC	6,334,704	30,754,582

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
IntegraFin Holdings PLC	1,273,357	$9,058,341
InterContinental Hotels Group PLC	739,106	34,107,883
Intermediate Capital Group PLC	1,253,623	22,163,264
Intertek Group PLC	681,032	48,071,480
Investec PLC	2,890,014	5,708,679
IQE PLC(a)(b)	3,766,977	2,595,682
ITM Power PLC(a)	1,489,848	4,712,574
ITV PLC	15,014,659	11,169,777
IWG PLC	3,234,975	9,799,545
J D Wetherspoon PLC	438,633	4,864,713
J Sainsbury PLC	7,495,306	18,411,042
JD Sports Fashion PLC	1,899,580	15,098,807
John Laing Group PLC(c)	2,357,987	9,136,018
John Wood Group PLC	2,965,907	7,437,102
Johnson Matthey PLC	808,455	23,757,959
Jupiter Fund Management PLC	2,091,449	6,225,719
Just Group PLC(a)	4,693,005	2,759,486
Kainos Group PLC	299,549	4,324,737
KAZ Minerals PLC	1,170,946	8,308,298
Keller Group PLC	381,708	2,820,583
Keywords Studios PLC(b)	298,854	7,460,514
Kingfisher PLC	8,947,922	28,409,084
Lancashire Holdings Ltd.	949,352	9,650,457
Land Securities Group PLC	2,818,493	21,329,996
Learning Technologies Group PLC	2,531,595	4,419,214
Legal & General Group PLC	24,838,405	69,764,848
Lloyds Banking Group PLC	296,850,786	102,410,706
London Stock Exchange Group PLC	1,331,779	148,296,875
LondonMetric Property PLC	3,546,149	10,751,477
LXI REIT PLC	2,653,803	3,671,204
M&G PLC	11,066,309	23,326,389
Man Group PLC	6,633,356	10,800,137
Marks & Spencer Group PLC	7,867,086	9,807,205
Marshalls PLC	1,079,186	8,420,683
Marston’s PLC	3,633,309	1,917,024
McCarthy & Stone PLC(a)(c)	2,304,706	1,990,401
Mediclinic International PLC	1,631,370	5,751,189
Meggitt PLC	3,286,743	11,595,626
Melrose Industries PLC	20,824,118	23,302,962
Micro Focus International PLC	1,485,910	5,404,160
Mitchells & Butlers PLC(a)	1,015,095	2,038,437
Mitie Group PLC	5,491,328	2,356,809
Mondi PLC	2,031,313	36,338,909
Moneysupermarket.com Group PLC	2,358,561	9,101,094
Morgan Advanced Materials PLC	1,591,796	4,533,633
National Express Group PLC	2,475,997	4,923,364
National Grid PLC	14,654,148	173,179,003
Natwest Group PLC	20,343,735	28,303,212
Network International Holdings PLC(a)(c)	1,765,153	9,359,721
Next PLC	584,675	41,822,521
Ninety One PLC(a)	1,568,348	4,487,434
NMC Health PLC(a)(e)	475,795	6
Ocado Group PLC(a)(b)	1,965,891	52,972,145
On the Beach Group PLC(c)	644,909	2,365,808
OneSavings Bank PLC	1,789,010	5,541,457
Pagegroup PLC	1,505,172	6,914,382
Paragon Banking Group PLC	1,345,926	5,550,429
Pearson PLC(b)	3,271,197	22,798,191
Pennon Group PLC	1,796,593	25,124,784
Persimmon PLC(a)	1,348,720	42,520,071

Security	Shares	Value

United Kingdom (continued)
Petrofac Ltd.	1,228,160	$2,256,743
Pets at Home Group PLC	2,328,615	9,517,338
Phoenix Group Holdings PLC	2,352,861	20,338,418
Playtech PLC	1,494,967	5,851,112
Plus500 Ltd.	441,835	6,938,602
Pollen Street Secured Lending PLC	443,887	4,369,511
Polypipe Group PLC	1,096,729	5,829,798
Primary Health Properties PLC	5,410,828	10,922,429
Provident Financial PLC	1,105,513	2,379,616
Prudential PLC	10,935,537	158,671,175
PZ Cussons PLC	1,338,252	3,344,291
QinetiQ Group PLC	2,679,717	10,755,376
Quilter PLC(c)	8,192,903	15,731,905
Rathbone Brothers PLC	245,028	5,209,906
RDI REIT PLC	1,529,305	1,796,455
Reckitt Benckiser Group PLC	2,988,421	302,252,541
Redde Northgate PLC	1,315,984	2,856,836
Redrow PLC	1,270,447	7,130,064
RELX PLC	8,156,131	172,884,435
Renishaw PLC	171,586	10,890,989
Rentokil Initial PLC	7,886,603	55,295,914
Restaurant Group PLC (The)	2,835,298	1,644,827
Rightmove PLC	3,940,937	28,614,149
Rio Tinto PLC	4,728,672	286,424,440
Rolls-Royce Holdings PLC	8,155,909	24,791,917
Rotork PLC	3,698,684	13,573,241
Royal Dutch Shell PLC, Class A	17,378,847	255,833,927
Royal Dutch Shell PLC, Class B	15,705,713	222,793,322
Royal Mail PLC	3,875,729	8,184,810
RSA Insurance Group PLC	4,066,608	22,902,875
RWS Holdings PLC	822,867	6,512,476
Sabre Insurance Group PLC(c)	351,364	1,399,636
Safestore Holdings PLC	1,107,871	11,116,443
Sage Group PLC (The)	4,615,739	44,188,187
Sanne Group PLC	679,533	5,618,887
Savills PLC	753,375	7,396,257
Schroders PLC	533,148	20,747,781
Segro PLC	4,987,623	63,446,285
Senior PLC	2,162,988	1,481,917
Serco Group PLC(a)	5,633,248	11,785,455
Severn Trent PLC	1,000,825	32,182,769
Shaftesbury PLC	933,540	6,291,766
Signature Aviation PLC	3,600,899	11,106,519
Smart Metering Systems PLC	495,962	4,035,890
Smith & Nephew PLC	3,685,677	73,408,297
Smiths Group PLC	1,659,120	29,506,403
Softcat PLC	667,374	11,045,453
Spectris PLC	493,891	16,653,073
Spirax-Sarco Engineering PLC	319,166	43,189,131
Spirent Communications PLC	2,849,168	10,470,689
SSE PLC	4,311,704	73,625,018
SSP Group PLC	2,273,828	6,135,923
St. James’s Place PLC	2,254,353	27,878,166
St. Modwen Properties PLC	1,049,937	4,244,369
Stagecoach Group PLC	2,025,423	1,260,598
Standard Chartered PLC	11,561,661	58,543,897
Standard Life Aberdeen PLC	10,210,278	33,556,068
Stobart Group Ltd.	2,725,234	921,044
Synthomer PLC	1,511,694	5,753,884
TalkTalk Telecom Group PLC	3,133,830	2,858,640

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares		Value

United Kingdom (continued)
Tate & Lyle PLC	1,930,654		$16,501,295
Taylor Wimpey PLC	15,344,669		23,835,538
Telecom Plus PLC	356,720		6,273,811
Tesco PLC	40,932,068		116,633,333
TORM PLC(b)	136,271		1,006,025
TP ICAP PLC	2,608,143		11,351,287
Trainline PLC(a)(c)	1,931,849		10,370,404
Travis Perkins PLC	1,051,525		15,298,698
Tritax Big Box REIT PLC	7,205,484		14,318,193
Ultra Electronics Holdings PLC	331,016		10,348,798
Unilever PLC	4,930,240		295,915,994
UNITE Group PLC (The)(a)	1,117,331		13,770,402
United Utilities Group PLC	2,881,900		34,042,433
Urban & Civic PLC	691,109		2,131,639
Vectura Group PLC	3,348,914		4,391,053
Vesuvius PLC	1,026,672		5,497,827
Victoria PLC(a)	485,007		1,680,549
Victrex PLC	378,916		9,319,910
Virgin Money UK PLC(a)	5,936,417		6,814,485
Vistry Group PLC	994,852		8,023,790
Vodafone Group PLC	112,565,139		170,730,307
Weir Group PLC (The)	1,115,516		17,518,128
WH Smith PLC	604,928		7,463,297
Whitbread PLC(a)	854,454		24,448,057
William Hill PLC	4,235,982		5,801,573
Wm Morrison Supermarkets PLC	10,156,759		24,908,491
Workspace Group PLC	617,937		4,987,909
WPP PLC	5,285,226		39,401,348

			9,278,825,979

United States — 0.0%
International Flavors & Fragrances Inc.	0	(g)	13

Total Common Stocks — 99.0% (Cost: $69,033,249,065)			65,526,599,998

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	229,735		11,833,580
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	48,238		4,529,090
Fuchs Petrolub SE, Preference Shares, NVS(b)	294,074		12,901,246
Henkel AG & Co. KGaA, Preference Shares, NVS	753,466		74,307,190
Jungheinrich AG, Preference Shares, NVS	232,307		7,059,868
Porsche Automobil Holding SE, Preference Shares, NVS	698,498		39,721,082
Sartorius AG, Preference Shares, NVS	151,563		58,319,242
Sixt SE, Preference Shares, NVS	64,328		3,259,508
STO SE & Co. KGaA, Preference Shares, NVS	7,695		883,546
Volkswagen AG, Preference Shares, NVS	784,806		116,004,132

			328,818,484

Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	123,040		980,635

Security	Shares	Value

Italy (continued)
Telecom Italia SpA/Milano, Preference Shares, NVS	25,070,253	$10,043,920

		11,024,555

Total Preferred Stocks — 0.5% (Cost: $374,525,668)		339,843,039

Rights

Portugal — 0.0%
EDP-Energias de Portugal SA, (Expires 08/06/20)(a)(b)	10,827,250	1,103,638

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(a)	1,096,350	4,602,340

Total Rights — 0.0% (Cost: $0)		5,705,978

Warrants

Spain — 0.0%
Abengoa SA (Expires 03/08/25)(a)(b)	1,476,448	10,475

Total Warrants — 0.0% (Cost: $0)		10,475

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(h)(i)(j)	870,437,485	871,394,966
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(h)(i)	5,310,000	5,310,000

		876,704,966

Total Short-Term Investments — 1.3% (Cost: $875,974,877)		876,704,966

Total Investments in Securities — 100.8% (Cost: $70,283,749,610)		66,748,864,456

Other Assets, Less Liabilities — (0.8)%		(536,584,661)

Net Assets — 100.0%		$66,212,279,795

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Rounds to less than $1.
(g)	Rounds to less than 1.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period-end.
(j)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$821,358,420	$49,842,718	(a)	$—		$(252,618)	$446,446	$871,394,966	870,437,485	$19,726,209	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,916,000	—		(606,000	)(a)	—	—	5,310,000	5,310,000	203,265		—

						$(252,618)	$446,446	$876,704,966		$19,929,474		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	387	09/17/20	$40,784	$110,591
Euro STOXX 50 Index	3,054	09/18/20	114,949	(430,014)
FTSE 100 Index	884	09/18/20	68,298	(3,196,763)
TOPIX Index	629	09/10/20	89,029	(5,506,742)

				$(9,022,928)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$110,591

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$9,133,519

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$20,600,717

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(14,062,881)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$380,365,656

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI EAFE ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$65,518,984,058	$7,130,377	$485,563	$65,526,599,998
Preferred Stocks	339,843,039	—	—	339,843,039
Rights	5,705,978	—	—	5,705,978
Warrants	—	10,475	—	10,475
Money Market Funds	876,704,966	—	—	876,704,966

	$66,741,238,041	$7,140,852	$485,563	$66,748,864,456

Derivative financial instruments(a)
Assets
Futures Contracts	$110,591	$—	$—	$110,591
Liabilities
Futures Contracts	(9,133,519)	—	—	(9,133,519)

	$(9,022,928)	$—	$—	$(9,022,928)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	39

Schedule of Investments July 31, 2020	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.5%
BHP Group PLC	751,007	$16,313,275

Austria — 0.5%
ams AG(a)	96,714	1,611,723
Andritz AG	27,178	915,290
BAWAG Group AG(a)(b)	28,174	1,031,456
CA Immobilien Anlagen AG(a)	28,804	906,015
Erste Group Bank AG(a)	105,463	2,357,019
IMMOFINANZ AG(a)	32,974	547,054
Lenzing AG(a)	5,971	278,545
Oesterreichische Post AG(c)	15,681	503,436
OMV AG(a)	55,959	1,768,103
Raiffeisen Bank International AG	56,249	967,785
S&T AG(a)(c)	22,109	604,447
Schoeller-Bleckmann Oilfield Equipment AG	9,548	249,520
Telekom Austria AG(a)	77,648	585,804
UNIQA Insurance Group AG	68,392	431,056
Verbund AG	25,372	1,336,306
voestalpine AG	42,086	932,877
Wienerberger AG(a)	49,463	1,138,800

		16,165,236

Belgium — 1.6%
Ackermans & van Haaren NV(a)	8,680	1,118,787
Aedifica SA	11,621	1,346,699
Ageas SA/NV	64,776	2,439,634
AGFA-Gevaert NV(a)	119,780	485,825
Anheuser-Busch InBev SA/NV	268,151	14,624,124
Barco NV	30,548	602,965
Befimmo SA	12,040	548,136
Bekaert SA	20,478	399,793
Cofinimmo SA	9,436	1,350,126
Colruyt SA	20,932	1,226,713
D’ieteren SA/NV	9,662	524,993
Econocom Group SA/NV	77,838	216,302
Elia Group SA/NV	12,481	1,360,760
Euronav NV	69,820	677,010
Fagron	30,253	678,278
Galapagos NV(a)	15,281	2,847,798
Groupe Bruxelles Lambert SA(c)	41,779	3,642,038
Intervest Offices & Warehouses NV	18,492	475,603
KBC Ancora(a)	17,203	578,949
KBC Group NV	87,313	4,988,925
Melexis NV	7,945	679,725
Ontex Group NV(a)(c)	29,732	424,710
Proximus SADP	54,604	1,130,607
Sofina SA	5,287	1,487,947
Solvay SA	26,115	2,039,998
Telenet Group Holding NV	17,777	693,703
UCB SA	45,115	5,806,983
Umicore SA	69,999	3,305,986
Warehouses De Pauw CVA	47,075	1,511,337

		57,214,454

Denmark — 3.9%
ALK-Abello A/S(a)	3,102	876,626
Ambu A/S, Series B	57,471	2,006,441
AP Moller — Maersk A/S, Class A	1,411	1,676,762
AP Moller — Maersk A/S, Class B, NVS	2,149	2,755,404
Bavarian Nordic A/S(a)	22,138	686,425

Security	Shares	Value

Denmark (continued)
Carlsberg AS, Class B	37,181	$5,477,994
Chemometec A/S	4,974	283,500
Chr Hansen Holding A/S	36,930	4,203,887
Coloplast A/S, Class B	41,925	7,162,058
Danske Bank A/S(a)	246,628	3,978,218
Demant A/S(a)	39,611	1,228,833
Dfds A/S(a)	15,488	480,723
DSV PANALPINA A/S	76,179	10,485,928
FLSmidth & Co. A/S(a)	19,444	578,969
Genmab A/S(a)	23,198	7,951,622
GN Store Nord A/S	47,811	2,926,205
H Lundbeck A/S	27,761	1,013,273
ISS A/S(a)	61,281	945,486
Jyske Bank A/S, Registered(a)	26,279	841,943
Netcompany Group A/S(a)(b)	16,897	1,217,918
Novo Nordisk A/S, Class B	625,648	41,410,882
Novozymes A/S, Class B	75,540	4,526,176
Orsted A/S(b)	66,782	9,552,933
Pandora A/S	35,395	2,248,345
Per Aarsleff Holding A/S	14,604	568,055
Ringkjoebing Landbobank A/S	15,075	1,123,687
Rockwool International A/S, Class B	3,533	1,150,995
Royal Unibrew A/S(a)	19,022	1,927,372
SimCorp A/S	16,319	1,906,882
Spar Nord Bank A/S(a)	48,474	400,958
Sydbank A/S(a)	27,256	518,408
Topdanmark A/S	17,285	739,847
Tryg A/S	43,471	1,284,395
Vestas Wind Systems A/S	70,725	9,115,375
Zealand Pharma A/S(a)	13,449	466,332

		133,718,857

Finland — 2.1%
Cargotec OYJ, Class B	21,458	640,949
Caverion OYJ(a)	42,638	317,643
Elisa OYJ	50,826	3,032,734
Fortum OYJ	155,808	3,172,664
Huhtamaki OYJ(a)	34,444	1,539,595
Kemira OYJ	53,221	710,523
Kesko OYJ, Class B	96,792	2,071,663
Kone OYJ, Class B	121,047	9,624,604
Konecranes OYJ	27,740	707,223
Metsa Board OYJ	72,455	566,760
Metso Outotec Oyj	226,311	1,471,870
Neles Oyj	58,473	846,327
Neste OYJ	149,541	6,875,237
Nokia OYJ	1,997,494	9,589,868
Nokian Renkaat OYJ	50,650	1,219,434
Nordea Bank Abp(a)	1,152,061	8,921,146
Orion OYJ, Class B	38,226	1,673,387
Outokumpu OYJ(a)(c)	135,577	365,529
Sampo OYJ, Class A	155,130	5,626,142
Stora Enso OYJ, Class R	207,770	2,619,034
TietoEVRY OYJ	40,482	1,191,962
UPM-Kymmene OYJ	190,206	5,089,908
Uponor OYJ	35,671	599,813
Valmet OYJ	48,874	1,370,284
Wartsila OYJ Abp	151,240	1,266,196
YIT OYJ	93,790	547,879

		71,658,374

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France — 15.5%
ABC arbitrage	70,483	$579,256
Accor SA(a)	66,382	1,667,270
Aeroports de Paris	10,549	997,935
Air France-KLM(a)(c)	70,097	289,202
Air Liquide SA	168,226	27,770,242
Airbus SE(a)	207,605	15,223,015
ALD SA(b)(c)	37,618	377,218
Alstom SA(a)	66,870	3,734,654
Alten SA(a)	11,865	928,810
Amundi SA(a)(b)	22,424	1,705,003
APERAM SA	21,521	611,784
Arkema SA	24,409	2,529,032
Atos SE(a)	35,823	3,066,914
AXA SA	685,848	13,676,961
BioMerieux	15,006	2,439,882
BNP Paribas SA(a)	398,860	16,090,406
Boiron SA	8,687	343,097
Bollore SA	394,889	1,321,486
Bouygues SA(a)	78,715	2,792,414
Bureau Veritas SA(a)	103,919	2,276,430
Capgemini SE	56,855	7,361,798
Carrefour SA	215,785	3,444,738
Casino Guichard Perrachon SA(a)(c)	17,362	484,521
Cellectis SA(a)(c)	12,009	190,289
CGG SA(a)	332,513	282,236
Cie. de Saint-Gobain(a)	184,561	6,802,646
Cie. Generale des Etablissements Michelin SCA	60,532	6,323,297
Cie. Plastic Omnium SA	26,572	536,363
CNP Assurances(a)	67,865	817,751
Coface SA(a)	63,704	504,711
Covivio	19,069	1,382,259
Credit Agricole SA(a)	402,681	3,869,360
Danone SA	218,974	14,640,283
Dassault Aviation SA(a)	1,039	866,175
Dassault Systemes SE	47,221	8,604,764
DBV Technologies SA(a)	26,530	218,347
Edenred	86,763	4,322,422
Eiffage SA(a)	28,383	2,483,654
Electricite de France SA	224,159	2,266,331
Elior Group SA(b)	60,841	337,420
Elis SA(a)	78,551	958,589
Engie SA(a)	645,762	8,621,197
EssilorLuxottica SA(a)	100,637	13,352,164
Eurazeo SE(a)	17,457	914,068
Eurofins Scientific SE(a)	4,596	2,998,906
Eutelsat Communications SA	73,859	748,489
Faurecia SE(a)	27,900	1,085,099
Fnac Darty SA(a)	10,529	416,844
Gaztransport Et Technigaz SA	8,788	813,159
Gecina SA	15,172	1,964,527
Getlink SE(a)	159,036	2,394,005
Hermes International	11,234	9,115,621
ICADE	12,128	803,116
Iliad SA	5,348	1,052,315
Imerys SA	16,404	603,657
Ingenico Group SA(a)	21,502	3,461,765
Ipsen SA	13,437	1,298,152
IPSOS	21,262	561,931
JCDecaux SA(a)	34,824	587,630
Kering SA	26,815	15,275,684

Security	Shares	Value

France (continued)
Klepierre SA	72,934	$1,258,307
Korian SA(a)	23,782	977,528
La Francaise des Jeux SAEM(b)	30,429	1,109,694
Lagardere SCA(a)(c)	18,937	287,750
Legrand SA	94,054	7,282,610
L’Oreal SA	89,060	29,803,705
LVMH Moet Hennessy Louis Vuitton SE	98,767	42,833,456
Natixis SA(a)(c)	356,955	867,414
Nexans SA(a)	12,821	670,109
Nexity SA	21,605	737,313
Orange SA	694,423	8,139,290
Orpea(a)	18,068	2,311,737
Pernod Ricard SA	74,554	12,871,375
Peugeot SA(a)	207,664	3,349,475
Publicis Groupe SA	77,249	2,489,204
Quadient	18,721	276,720
Remy Cointreau SA(c)	8,607	1,383,160
Renault SA(a)	68,285	1,619,381
Rexel SA(a)	98,078	1,158,149
Rubis SCA	33,392	1,577,862
Safran SA(a)	114,201	12,078,217
Sanofi	401,257	42,015,769
Sartorius Stedim Biotech	10,754	3,357,184
Schneider Electric SE	196,054	22,775,357
SCOR SE(a)	59,862	1,543,152
SEB SA	8,508	1,409,505
SES SA	145,905	1,034,506
Societe BIC SA	10,334	612,831
Societe Generale SA(a)	283,417	4,351,465
Sodexo SA	31,587	2,176,853
SOITEC(a)	9,710	1,143,615
Solutions 30 SE(a)	30,102	505,814
Sopra Steria Group(a)	7,036	1,051,657
SPIE SA	48,792	793,327
STMicroelectronics NV	230,503	6,489,887
Suez SA	123,770	1,637,014
Teleperformance	21,552	6,302,500
Thales SA	38,036	2,759,824
TOTAL SE	878,914	32,530,583
Ubisoft Entertainment SA(a)	32,527	2,722,424
Unibail-Rodamco-Westfield(c)	50,186	2,642,037
Valeo SA(c)	82,667	2,125,166
Vallourec SA(a)	5,982	197,604
Veolia Environnement SA	190,643	4,353,156
Vicat SA	15,413	510,324
Vinci SA	182,719	15,729,547
Vivendi SA	300,204	7,951,803
Wendel SE	10,128	949,126
Worldline SA(a)(b)	49,313	4,240,494

		538,182,274

Germany — 13.3%
Aareal Bank AG(a)	23,665	436,268
adidas AG(a)	67,519	18,674,860
ADO Properties SA(a)(b)	25,126	710,699
Aixtron SE(a)	46,351	563,447
Allianz SE, Registered	148,338	30,910,693
alstria office REIT AG(a)	80,386	1,206,266
Amadeus Fire AG(a)	2,257	262,887
Aroundtown SA(a)	427,263	2,580,758
AURELIUS Equity Opportunities SE & Co. KGaA(a)(c)	14,229	218,735

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Aurubis AG	15,414	$1,030,193
BASF SE	319,399	17,679,636
Bayer AG, Registered	348,583	23,182,093
Bayerische Motoren Werke AG	115,818	7,491,426
Bechtle AG	11,032	2,151,176
Beiersdorf AG	35,780	4,279,641
Bilfinger SE	15,427	268,711
Brenntag AG	54,656	3,368,553
Cancom SE	15,432	929,753
Carl Zeiss Meditec AG, Bearer(a)	14,966	1,568,865
Commerzbank AG(a)	361,994	1,861,624
CompuGroup Medical SE & Co. KgaA	10,068	882,191
Continental AG	39,907	3,896,008
Covestro AG(b)	63,253	2,457,819
CTS Eventim AG & Co. KGaA(a)	22,087	875,471
Daimler AG, Registered(c)	306,662	13,562,280
Delivery Hero SE(a)(b)	45,260	5,232,110
Deutsche Bank AG, Registered(a)	694,756	6,236,378
Deutsche Boerse AG	67,230	12,290,618
Deutsche EuroShop AG(a)(c)	23,169	344,385
Deutsche Lufthansa AG, Registered(a)(c)	106,272	939,735
Deutsche Pfandbriefbank AG(a)(b)	49,186	313,205
Deutsche Post AG, Registered(a)	350,222	14,188,351
Deutsche Telekom AG, Registered	1,175,206	19,684,832
Deutsche Wohnen SE	121,981	5,942,792
Draegerwerk AG & Co. KGaA(a)	4,770	372,275
Duerr AG(c)	23,653	649,456
E.ON SE	791,514	9,299,751
Evonik Industries AG	72,998	1,974,141
Evotec SE(a)(c)	48,560	1,287,406
Fraport AG Frankfurt Airport Services Worldwide(a)(c)	14,611	570,503
Freenet AG	56,715	982,174
Fresenius Medical Care AG & Co. KGaA(a)	75,655	6,675,657
Fresenius SE & Co. KGaA(a)	149,135	7,454,405
GEA Group AG	54,022	1,956,675
Gerresheimer AG	13,460	1,548,671
Grand City Properties SA	47,426	1,131,719
Grenke AG(a)(c)	11,700	885,456
Hannover Rueck SE	21,099	3,577,768
HeidelbergCement AG	52,375	2,923,258
HelloFresh SE(a)	50,807	2,776,864
Henkel AG & Co. KGaA	38,323	3,337,593
HOCHTIEF AG	10,298	840,240
Hugo Boss AG	24,306	664,511
Hypoport SE(a)	1,370	647,200
Indus Holding AG(a)	13,553	463,965
Infineon Technologies AG	443,461	11,080,416
Jenoptik AG	23,018	591,192
K+S AG, Registered	77,899	517,137
KION Group AG	24,302	1,873,660
Knorr-Bremse AG	17,592	2,067,564
Krones AG	5,538	337,257
LANXESS AG(a)	30,811	1,603,096
LEG Immobilien AG(a)	24,731	3,458,443
Leoni AG(a)(c)	20,771	172,300
Merck KGaA	47,048	6,011,282
METRO AG	81,647	748,437
MorphoSys AG(a)	12,726	1,625,237
MTU Aero Engines AG(a)	19,028	3,304,214

Security	Shares	Value

Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	50,807	$13,505,821
Nemetschek SE	21,981	1,621,934
Nordex SE(a)	33,864	351,388
Norma Group SE	12,681	351,189
OSRAM Licht AG(a)	13,759	722,226
Pfeiffer Vacuum Technology AG	2,897	578,944
ProSiebenSat.1 Media SE(a)	78,911	814,243
Puma SE(a)	30,279	2,357,396
Rational AG	1,602	958,549
Rheinmetall AG	16,213	1,538,351
Rhoen-Klinikum AG	1,081	22,395
Rocket Internet SE(a)(b)	40,284	867,925
RWE AG	207,574	7,849,691
SAP SE	370,287	58,577,494
Scout24 AG(b)	39,584	3,438,053
Siemens AG, Registered	272,018	34,842,349
Siemens Healthineers AG(b)	52,263	2,716,463
Siltronic AG	8,818	792,474
Sixt SE(a)	8,264	620,533
Software AG	22,850	1,069,997
Stabilus SA	12,171	611,381
Stratec SE	3,041	357,441
Stroeer SE & Co. KGaA(c)	13,180	904,730
Suedzucker AG	29,294	492,583
Symrise AG	46,303	5,806,587
TAG Immobilien AG	61,466	1,615,028
TeamViewer AG(a)(b)	45,696	2,472,125
Telefonica Deutschland Holding AG	363,139	998,383
thyssenkrupp AG(a)	148,790	1,155,953
TUI AG(c)	157,438	595,322
Uniper SE	73,882	2,565,050
United Internet AG, Registered(d)	37,223	1,693,303
Varta AG(a)(c)	6,609	741,657
Volkswagen AG(a)	13,955	2,189,787
Vonovia SE	184,532	12,040,777
Vossloh AG(a)(c)	7,818	352,226
Wacker Chemie AG(a)	5,913	535,177
Zalando SE(a)(b)	53,341	3,862,758
zooplus AG(a)	2,306	398,119

		462,618,184

Ireland — 1.1%
AIB Group PLC(a)	287,955	359,916
Bank of Ireland Group PLC(a)	368,385	762,327
C&C Group PLC	159,716	485,287
Cairn Homes PLC(a)	312,121	315,197
CRH PLC	285,102	10,370,214
Dalata Hotel Group PLC	92,454	284,796
Flutter Entertainment PLC(a)	54,729	8,306,432
Glanbia PLC	84,065	1,020,908
Grafton Group PLC	88,841	750,345
Greencore Group PLC	272,640	457,677
Kerry Group PLC, Class A	55,318	7,326,316
Kingspan Group PLC	56,214	4,038,238
Smurfit Kappa Group PLC	81,239	2,734,013
UDG Healthcare PLC	128,441	1,200,281

		38,411,947

Italy — 3.6%
A2A SpA	668,226	958,880

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Amplifon SpA(a)	48,162	$1,648,748
Anima Holding SpA(b)	137,365	618,549
Ascopiave SpA	85,210	334,022
Assicurazioni Generali SpA	369,837	5,536,626
ASTM SpA(a)	27,395	582,455
Atlantia SpA(a)	177,827	2,828,272
Autogrill SpA(a)	87,790	418,361
Azimut Holding SpA	45,215	858,141
Banca Generali SpA(a)	25,606	763,033
Banca Mediolanum SpA	69,069	514,138
Banca Popolare di Sondrio SCPA(a)	237,705	527,318
Banco BPM SpA(a)	550,621	827,560
BPER Banca(a)(c)	179,237	451,873
Brunello Cucinelli SpA(a)	11,864	345,679
Buzzi Unicem SpA	41,111	934,113
Cerved Group SpA(a)	75,860	627,931
CNH Industrial NV(a)	358,103	2,449,274
Credito Emiliano SpA(a)	88,658	453,949
De’ Longhi SpA(a)	27,345	858,830
DiaSorin SpA	9,092	1,784,714
Enav SpA(b)	112,157	459,680
Enel SpA	2,884,061	26,358,997
Eni SpA	902,074	8,044,003
ERG SpA	29,357	714,427
Ferrari NV	43,924	7,861,138
FinecoBank Banca Fineco SpA(a)	208,266	3,023,020
Freni Brembo SpA(a)	60,750	548,834
Hera SpA	330,381	1,279,072
IMA Industria Macchine Automatiche SpA(a)	9,571	763,945
Immobiliare Grande Distribuzione SIIQ SpA	98,664	368,678
Infrastrutture Wireless Italiane SpA(b)	101,351	1,026,494
Interpump Group SpA	34,503	1,129,338
Intesa Sanpaolo SpA(a)	5,209,068	10,515,878
Iren SpA	280,365	707,488
Italgas SpA	224,648	1,445,116
Juventus Football Club SpA(a)(c)	323,399	343,183
Leonardo SpA	126,090	806,639
Mediobanca Banca di Credito Finanziario SpA	225,604	1,808,213
Moncler SpA(a)	65,723	2,533,589
Nexi SpA(a)(b)	133,922	2,401,571
Pirelli & C SpA(a)(b)	147,805	587,783
Poste Italiane SpA(b)	189,599	1,738,005
Prysmian SpA	86,263	2,206,390
Recordati SpA	43,265	2,314,517
Reply SpA	8,584	786,670
Saipem SpA	266,501	564,884
Salvatore Ferragamo SpA(a)	26,512	357,081
Snam SpA	726,749	3,867,213
Societa Cattolica di Assicurazioni SC(a)	89,347	542,527
Tamburi Investment Partners SpA	104,614	692,754
Technogym SpA(a)(b)	57,806	490,793
Telecom Italia SpA/Milano	3,049,202	1,228,816
Tenaris SA	172,904	1,008,392
Terna Rete Elettrica Nazionale SpA	509,359	3,798,211
Tod’s SpA(a)(c)	5,478	157,798
UniCredit SpA(a)	754,434	6,888,044
Unione di Banche Italiane SpA(a)	357,954	1,512,805
Unipol Gruppo SpA(a)	209,981	877,501

		126,081,953

Security	Shares	Value

Netherlands — 7.0%
Aalberts NV	38,716	$1,382,149
ABN AMRO Bank NV, CVA(b)	143,521	1,192,068
Adyen NV(a)(b)	6,415	10,748,989
Aegon NV	620,647	1,839,191
AerCap Holdings NV(a)	48,062	1,294,310
Akzo Nobel NV	69,675	6,569,833
Altice Europe NV(a)	231,078	1,095,731
Arcadis NV(a)(c)	30,562	627,021
ArcelorMittal SA(a)(c)	255,257	2,819,199
Argenx SE(a)	15,524	3,586,983
ASM International NV	17,465	2,642,470
ASML Holding NV	150,843	53,458,040
ASR Nederland NV	50,813	1,642,160
Basic-Fit NV(a)(b)	15,892	410,611
BE Semiconductor Industries NV	30,338	1,342,431
Boskalis Westminster(a)(c)	31,479	594,466
Corbion NV	26,631	1,026,612
Davide Campari-Milano NV	211,413	2,128,215
Euronext NV(b)	20,694	2,371,206
EXOR NV	36,775	2,072,129
Flow Traders(b)	13,078	482,500
Heineken Holding NV	46,287	4,014,766
Heineken NV	90,140	8,766,006
IMCD NV	19,358	2,004,321
ING Groep NV	1,385,615	9,660,535
Intertrust NV(b)	43,020	797,660
Just Eat Takeaway.com NV(a)(b)	16,317	1,770,496
Just Eat Takeaway.com NV(a)(b)	26,750	2,896,522
Koninklijke Ahold Delhaize NV	394,414	11,412,674
Koninklijke DSM NV	61,342	9,400,784
Koninklijke KPN NV	1,218,367	3,160,937
Koninklijke Philips NV(a)	325,379	16,887,145
Koninklijke Vopak NV	25,775	1,412,699
NN Group NV	106,952	3,920,593
NSI NV	14,132	506,346
OCI NV(a)(c)	42,913	507,954
Pharming Group NV(a)(c)	284,192	319,859
PostNL NV	191,720	467,247
Prosus NV(a)	172,064	16,704,532
QIAGEN NV(a)	81,321	4,055,155
Randstad NV	40,933	1,968,077
Rhi Magnesita NV	14,319	455,559
SBM Offshore NV	58,021	901,190
Shop Apotheke Europe NV(a)(b)	5,034	757,184
Signify NV(a)(b)	47,572	1,426,036
TKH Group NV	18,035	708,463
TomTom NV(a)	36,995	295,946
Unilever NV	517,188	30,627,665
Wereldhave NV(c)	20,025	173,216
Wolters Kluwer NV	96,280	7,612,084

		242,917,965

Norway — 1.3%
Adevinta ASA(a)	91,532	1,480,022
Aker ASA, Class A	14,379	605,958
Austevoll Seafood ASA	62,301	525,645
Bakkafrost P/F(a)	18,183	1,104,537
Borregaard ASA	51,601	682,038
BW Offshore Ltd.	46,200	159,176
DNB ASA(a)	341,185	5,206,737
DNO ASA	380,981	240,032

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Entra ASA(b)	63,906	$901,696
Equinor ASA	359,024	5,310,906
Frontline Ltd./Bermuda	42,897	342,085
Gjensidige Forsikring ASA(a)	78,258	1,606,733
Kongsberg Gruppen ASA	43,751	663,095
Leroy Seafood Group ASA	128,407	746,213
Mowi ASA	167,062	3,014,121
NEL ASA(a)(c)	521,745	1,072,644
Norsk Hydro ASA(a)	515,811	1,443,090
Norwegian Air Shuttle ASA(a)(c)	323,888	81,054
Norwegian Finans Holding ASA(a)	47,942	354,066
Orkla ASA	287,197	2,831,210
Salmar ASA(a)	22,480	1,068,678
Scatec Solar ASA(b)	35,335	610,268
Schibsted ASA, Class B(a)	38,516	1,269,322
SpareBank 1 SMN	107,739	924,442
SpareBank 1 SR-Bank ASA(a)	94,189	745,412
Storebrand ASA(a)	185,525	1,009,891
Subsea 7 SA(a)	94,067	707,042
Telenor ASA	265,207	4,114,442
TGS NOPEC Geophysical Co. ASA	46,671	686,788
Tomra Systems ASA(a)	43,699	1,796,796
Yara International ASA	63,785	2,671,862

		43,976,001

Portugal — 0.3%
Banco Comercial Portugues SA, Class R(a)	3,956,943	459,486
EDP — Energias de Portugal SA	905,907	4,590,242
Galp Energia SGPS SA	179,337	1,887,387
Jeronimo Martins SGPS SA	82,935	1,401,920
Navigator Co. SA (The)	146,901	367,224
NOS SGPS SA	98,886	438,264
REN — Redes Energeticas Nacionais SGPS SA	284,273	823,574
Sonae SGPS SA	506,738	355,935

		10,324,032

Spain — 3.7%
Acciona SA	9,352	1,037,310
Acerinox SA(a)	64,452	551,336
ACS Actividades de Construccion y Servicios SA	95,764	2,213,860
Aena SME SA(a)(b)	24,280	3,166,834
Amadeus IT Group SA	152,154	7,621,500
Applus Services SA(a)	62,570	485,368
Banco Bilbao Vizcaya Argentaria SA	2,332,518	7,273,380
Banco de Sabadell SA	2,359,908	806,481
Banco Santander SA(a)	5,869,613	12,553,162
Bankia SA	502,968	636,988
Bankinter SA	244,011	1,264,395
Befesa SA(b)	14,107	571,342
CaixaBank SA	1,264,011	2,720,341
Cellnex Telecom SA(b)	92,432	5,816,990
Cia. de Distribucion Integral Logista Holdings SA	25,827	480,706
Cie. Automotive SA	34,661	552,910
Corp Financiera Alba SA	10,902	446,694
Ebro Foods SA	34,465	774,342
Enagas SA	76,645	1,936,821
Endesa SA	113,021	3,212,882
Euskaltel SA(b)	52,371	492,953
Faes Farma SA	160,073	675,752
Ferrovial SA	175,609	4,306,819
Global Dominion Access SA(b)	78,327	258,414

Security	Shares	Value

Spain (continued)
Grifols SA	106,691	$3,116,204
Grupo Catalana Occidente SA	21,908	518,124
Iberdrola SA	2,057,021	26,562,105
Iberdrola SA, New	46,750	603,684
Indra Sistemas SA(a)	54,780	412,632
Industria de Diseno Textil SA	385,122	10,255,760
Inmobiliaria Colonial Socimi SA	109,260	933,470
Lar Espana Real Estate Socimi SA	52,248	274,936
Liberbank SA(a)	937,497	180,035
Mapfre SA	445,942	804,700
Masmovil Ibercom SA(a)	32,916	882,777
Merlin Properties Socimi SA	137,637	1,137,663
Miquel y Costas & Miquel SA	23,999	334,870
Naturgy Energy Group SA	103,486	1,926,138
Neinor Homes SA(a)(b)	34,225	411,186
Pharma Mar SA(c)	5,208	548,411
Prosegur Cia. de Seguridad SA	117,779	310,580
Red Electrica Corp. SA	158,172	3,089,874
Repsol SA	542,045	4,217,571
Sacyr SA	165,999	374,921
Siemens Gamesa Renewable Energy SA	82,742	1,944,618
Tecnicas Reunidas SA(a)	16,893	211,146
Telefonica SA	1,718,193	7,208,696
Viscofan SA	15,378	1,131,984
Zardoya Otis SA	83,781	556,779

		127,806,444

Sweden — 5.9%
AAK AB(a)	79,262	1,403,228
AddTech AB	27,710	1,294,873
AF Poyry AB(a)	48,489	1,242,177
Alfa Laval AB(a)	113,408	2,686,063
Arjo AB, Class B	96,266	596,712
Assa Abloy AB, Class B	356,310	7,809,607
Atlas Copco AB, Class A	241,654	10,692,643
Atlas Copco AB, Class B	138,374	5,348,888
Avanza Bank Holding AB	43,578	847,244
Axfood AB	47,340	1,069,812
Beijer Ref AB	30,379	1,189,596
Betsson AB	39,537	297,524
BillerudKorsnas AB	80,774	1,293,740
Boliden AB	101,903	2,772,514
Bonava AB, Class B	64,675	434,917
Bravida Holding AB(a)(b)	95,830	1,051,023
Castellum AB	95,527	2,050,608
Dometic Group AB(a)(b)	106,525	1,037,479
Electrolux AB, Series B	82,436	1,546,627
Electrolux Professional AB, Class B(a)	124,766	488,708
Elekta AB, Class B	134,075	1,374,491
Embracer Group AB(a)	69,442	1,119,385
Epiroc AB, Class A	242,530	3,392,222
Epiroc AB, Class B	139,238	1,897,336
EQT AB	79,885	1,872,886
Essity AB, Class B(a)	217,528	7,177,171
Evolution Gaming Group AB(b)	45,582	3,119,445
Fabege AB	96,727	1,236,197
Fastighets AB Balder, Class B(a)	37,942	1,566,896
Fingerprint Cards AB, Class B(a)	113,101	209,026
Fortnox AB(a)	19,836	586,418
Getinge AB, Class B	86,583	2,077,449
Hansa Biopharma AB(a)	14,373	410,941

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Hennes & Mauritz AB, Class B	285,730	$4,439,232
Hexagon AB, Class B(a)	99,804	6,492,319
Hexpol AB(a)	117,385	781,318
Holmen AB, Class B(a)	38,123	1,307,107
Hufvudstaden AB, Class A	48,625	632,840
Husqvarna AB, Class B	168,160	1,605,837
ICA Gruppen AB	35,701	1,758,521
Industrivarden AB, Class C(a)	61,876	1,520,726
Indutrade AB(a)	37,581	1,903,129
Intrum AB(c)	31,678	748,480
Investment AB Latour, Class B(c)	52,501	1,076,565
Investor AB, Class B	161,916	9,566,135
JM AB	28,498	842,495
Kambi Group PLC(a)	10,045	242,396
Kindred Group PLC	101,063	707,353
Kinnevik AB, Class B	89,083	3,124,647
Kungsleden AB	88,408	711,798
L E Lundbergforetagen AB, Class B(a)	27,831	1,304,347
Lifco AB, Class B	16,984	1,301,389
Loomis AB(a)	30,158	723,603
Lundin Energy AB	69,986	1,619,196
Millicom International Cellular SA, SDR	41,282	1,241,677
Mycronic AB	32,123	611,310
NCC AB, Class B	39,103	680,192
NetEnt AB	68,937	603,123
Nibe Industrier AB, Class B(a)	119,454	2,868,880
Nobia AB(a)	69,159	409,309
Nolato AB, Class B(a)	7,189	598,950
Nordic Entertainment Group AB, Class B(a)	28,927	1,210,151
Nyfosa AB(a)	85,620	638,433
Pandox AB(a)	52,049	654,783
Paradox Interactive AB	12,021	301,352
Peab AB, Class B(a)	80,833	755,271
PowerCell Sweden AB(a)	14,374	419,189
Saab AB, Class B(a)	32,006	1,028,927
Samhallsbyggnadsbolaget i Norden AB	342,993	928,879
Sandvik AB(a)	403,822	7,509,359
SAS AB(a)(c)	118,054	106,660
Scandic Hotels Group AB(b)	52,081	178,687
Securitas AB, Class B(a)	124,373	1,856,929
Sinch AB(a)(b)	14,044	1,098,599
Skandinaviska Enskilda Banken AB, Class A(a)	568,285	5,500,905
Skanska AB, Class B(a)	122,250	2,467,663
SKF AB, Class B	133,058	2,456,809
SSAB AB, Class A(a)	114,721	338,235
SSAB AB, Class B(a)	226,986	643,529
Stillfront Group AB(a)	9,557	930,130
Storytel AB(a)	13,444	353,630
Svenska Cellulosa AB SCA, Class B(a)	215,847	2,611,704
Svenska Handelsbanken AB, Class A(a)	548,350	5,191,294
Sweco AB, Class B	26,796	1,538,388
Swedbank AB, Class A(a)	321,378	5,218,379
Swedish Match AB	61,452	4,729,807
Swedish Orphan Biovitrum AB(a)	73,479	1,540,345
Tele2 AB, Class B	184,838	2,622,288
Telefonaktiebolaget LM Ericsson, Class B	1,041,464	12,005,967
Telia Co. AB	924,092	3,601,697
Thule Group AB(b)	52,289	1,553,609
Trelleborg AB, Class B(a)	93,157	1,442,003
Vitrolife AB(a)	29,179	707,455

Security	Shares	Value

Sweden (continued)
Volvo AB, Class B(a)	523,353	$9,031,841
Wallenstam AB, Class B	72,261	904,094
Wihlborgs Fastigheter AB	68,153	1,144,204

		203,837,915

Switzerland — 15.7%
ABB Ltd., Registered	647,248	16,200,766
Adecco Group AG, Registered	56,347	2,673,958
Alcon Inc.(a)	172,386	10,422,370
Allreal Holding AG, Registered	6,671	1,333,173
ALSO Holding AG, Registered	3,102	811,560
Arbonia AG, Registered(a)(c)	44,732	509,425
Aryzta AG(a)(c)	460,338	292,234
Bachem Holding AG, Class B, Registered	2,626	789,503
Baloise Holding AG, Registered	18,499	2,822,536
Banque Cantonale Vaudoise, Registered	15,900	1,672,672
Barry Callebaut AG, Registered	1,140	2,379,752
Belimo Holding AG	198	1,567,110
BKW AG	11,669	1,130,086
Bucher Industries AG, Registered	3,171	1,046,427
Burckhardt Compression Holding AG	2,146	543,754
Cembra Money Bank AG	14,742	1,615,673
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	394	3,057,755
Chocoladefabriken Lindt & Spruengli AG, Registered	40	3,434,099
Cie. Financiere Richemont SA, Registered	184,348	11,449,557
Clariant AG, Registered	74,725	1,412,850
Coca-Cola HBC AG	71,059	1,868,096
Comet Holding AG, Registered	2,669	412,511
Credit Suisse Group AG, Registered	874,677	9,340,016
Daetwyler Holding AG, Bearer	3,545	720,145
DKSH Holding AG	14,913	959,829
dormakaba Holding AG	1,506	845,128
Dufry AG, Registered(a)	17,675	449,598
Emmi AG, Registered	980	886,061
EMS-Chemie Holding AG, Registered	2,952	2,552,213
Flughafen Zurich AG, Registered(a)	8,274	1,045,960
Forbo Holding AG, Registered	524	817,940
Galenica AG(b)	22,726	1,697,518
Geberit AG, Registered	13,079	7,234,641
Georg Fischer AG, Registered	1,554	1,429,810
Givaudan SA, Registered	3,297	13,630,886
Helvetia Holding AG, Registered	12,687	1,147,785
Huber + Suhner AG, Registered	8,856	689,244
Idorsia Ltd.(a)	34,157	940,941
Implenia AG, Registered	6,861	300,173
Interroll Holding AG, Registered	304	718,479
Julius Baer Group Ltd.	80,398	3,535,143
Kuehne + Nagel International AG, Registered(a)	19,381	3,342,727
LafargeHolcim Ltd., Registered	177,286	8,381,962
Landis+Gyr Group AG(a)	9,235	568,495
Logitech International SA, Registered	59,512	4,335,996
Lonza Group AG, Registered	26,578	16,612,346
Mobimo Holding AG, Registered	3,844	1,083,858
Nestle SA, Registered	1,053,286	125,162,379
Novartis AG, Registered	763,315	63,325,693
OC Oerlikon Corp. AG, Registered	92,080	770,286
Partners Group Holding AG	6,618	6,410,665
PSP Swiss Property AG, Registered	15,609	1,748,441
Roche Holding AG, NVS	249,816	86,805,362
Schindler Holding AG, Participation Certificates, NVS	13,903	3,522,745

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Schindler Holding AG, Registered	8,184	$2,042,177
SFS Group AG	8,247	779,644
SGS SA, Registered	2,162	5,682,469
Siegfried Holding AG, Registered	1,967	1,032,691
SIG Combibloc Group AG	96,656	1,690,444
Sika AG, Registered	52,848	11,647,822
Softwareone Holding AG	30,923	795,425
Sonova Holding AG, Registered(a)	19,831	4,481,976
Stadler Rail AG(a)(c)	19,293	771,975
Straumann Holding AG, Registered	3,769	3,711,411
Sulzer AG, Registered	9,293	768,202
Sunrise Communications Group AG(b)	15,366	1,438,293
Swatch Group AG (The), Bearer	10,028	2,105,472
Swatch Group AG (The), Registered	23,783	947,451
Swiss Life Holding AG, Registered	11,716	4,287,409
Swiss Prime Site AG, Registered	27,785	2,539,653
Swiss Re AG	106,296	8,384,963
Swisscom AG, Registered	8,983	4,797,121
Tecan Group AG, Registered	5,290	2,231,837
Temenos AG, Registered	23,990	3,560,130
UBS Group AG, Registered	1,303,587	15,325,781
Valiant Holding AG, Registered	8,562	802,835
VAT Group AG(b)	10,295	1,962,354
Vifor Pharma AG	16,618	2,350,122
Vontobel Holding AG, Registered	14,769	1,075,570
Zur Rose Group AG(a)	3,218	893,201
Zurich Insurance Group AG	53,051	19,606,185

		544,170,945

United Kingdom — 22.6%
3i Group PLC	335,654	3,919,095
888 Holdings PLC	135,943	327,589
Abcam PLC	76,898	1,296,932
Admiral Group PLC	69,308	2,183,201
Aggreko PLC	99,062	500,312
AJ Bell PLC	114,139	647,168
Anglo American PLC	434,503	10,665,470
Antofagasta PLC	140,412	1,893,587
Ascential PLC(b)	160,477	568,690
Ashmore Group PLC	152,712	782,496
Ashtead Group PLC	162,283	5,186,462
ASOS PLC(a)	29,195	1,286,733
Associated British Foods PLC	125,037	2,896,559
Assura PLC	947,823	982,774
Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	393,931	299,363
AstraZeneca PLC	466,586	52,237,203
Auto Trader Group PLC(b)	350,814	2,470,738
Avast PLC(b)	233,252	1,758,792
AVEVA Group PLC	24,925	1,356,325
Aviva PLC	1,362,570	4,715,938
B&M European Value Retail SA	332,388	2,019,880
Babcock International Group PLC	101,847	385,516
BAE Systems PLC	1,138,079	7,322,256
Balfour Beatty PLC	266,899	842,833
Barclays PLC	6,100,309	8,051,490
Barratt Developments PLC	370,475	2,482,784
Beazley PLC	233,885	1,281,309
Bellway PLC	46,237	1,545,067
Berkeley Group Holdings PLC	44,451	2,598,549
Big Yellow Group PLC	66,254	886,106
Blue Prism Group PLC(a)(c)	34,699	529,658

Security	Shares	Value

United Kingdom (continued)
Bodycote PLC	74,724	$552,163
boohoo Group PLC(a)	328,342	1,124,776
BP PLC	7,197,599	25,992,996
Brewin Dolphin Holdings PLC	143,704	495,105
British American Tobacco PLC	812,869	26,933,644
British Land Co. PLC (The)	307,431	1,477,225
Britvic PLC	107,241	1,123,919
BT Group PLC	3,078,526	3,983,188
Bunzl PLC	121,708	3,511,123
Burberry Group PLC	148,719	2,444,800
Burford Capital Ltd.	72,418	510,411
Cairn Energy PLC(a)	241,578	379,217
Capita PLC(a)	625,800	281,152
Capital & Counties Properties PLC	318,441	584,717
Carnival PLC	58,539	635,097
Centamin PLC	477,774	1,276,104
Centrica PLC	2,103,468	1,346,443
Cineworld Group PLC	420,370	210,763
Clinigen Group PLC	53,618	496,486
Close Brothers Group PLC	54,797	788,255
Coats Group PLC	690,079	513,548
Coca-Cola European Partners PLC	74,196	3,054,649
Compass Group PLC	625,033	8,617,835
Computacenter PLC	31,976	832,235
ConvaTec Group PLC(b)	554,663	1,480,742
Countryside Properties PLC(b)	162,724	605,272
Cranswick PLC	22,019	1,034,617
Crest Nicholson Holdings PLC	104,492	256,600
Croda International PLC	45,246	3,402,781
Daily Mail & General Trust PLC, Class A, NVS	66,813	553,337
Dart Group PLC	46,111	391,266
DCC PLC	35,594	3,191,713
Dechra Pharmaceuticals PLC	40,883	1,532,499
Derwent London PLC	34,330	1,295,871
Diageo PLC	829,799	30,505,995
Dialog Semiconductor PLC(a)	27,793	1,275,171
Diploma PLC	52,593	1,252,173
Direct Line Insurance Group PLC	453,985	1,766,115
Dixons Carphone PLC	494,563	477,748
Domino’s Pizza Group PLC	172,550	721,539
Drax Group PLC	153,746	565,016
DS Smith PLC	493,755	1,692,715
Dunelm Group PLC	44,423	717,154
easyJet PLC	56,177	363,648
Electrocomponents PLC	172,771	1,487,558
Elementis PLC	259,913	217,645
Equiniti Group PLC(b)	146,031	244,949
Essentra PLC	157,887	624,581
Euromoney Institutional Investor PLC	43,370	451,969
Evraz PLC	188,128	712,358
Experian PLC	318,845	11,202,815
Ferguson PLC	79,499	7,086,936
Ferrexpo PLC	119,185	277,820
Fevertree Drinks PLC	39,062	1,122,788
Fiat Chrysler Automobiles NV(a)	385,850	3,933,027
Firstgroup PLC(a)	506,036	234,453
Forterra PLC(b)	81,061	165,121
Frasers Group PLC(a)	104,814	346,397
Future PLC	37,668	682,261
G4S PLC	557,929	1,040,206

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Games Workshop Group PLC	13,346	$1,537,959
GB Group PLC(a)	80,761	708,072
Genus PLC	27,844	1,242,538
GlaxoSmithKline PLC	1,783,729	35,814,814
Glencore PLC	3,481,980	7,981,218
Go-Ahead Group PLC (The)	18,763	152,684
Grainger PLC	292,465	1,113,962
Great Portland Estates PLC	94,184	728,843
Greggs PLC	38,863	609,542
GVC Holdings PLC	203,561	1,775,637
Halfords Group PLC	80,634	154,515
Halma PLC	140,158	4,006,590
Hammerson PLC(c)	306,463	258,153
Hargreaves Lansdown PLC(c)	114,779	2,634,823
Hastings Group Holdings PLC(b)	156,376	427,727
Hays PLC	642,752	919,537
Helical PLC	81,959	327,554
Hikma Pharmaceuticals PLC	55,970	1,579,403
Hill & Smith Holdings PLC	31,428	499,116
Hiscox Ltd.	123,060	1,262,411
Hochschild Mining PLC	95,397	336,310
HomeServe PLC	110,321	1,922,894
Howden Joinery Group PLC	208,755	1,343,377
HSBC Holdings PLC	7,206,737	32,368,148
Hunting PLC	126,031	296,590
Hyve Group PLC(c)	142,514	149,266
IG Group Holdings PLC	133,831	1,292,807
IMI PLC	97,819	1,340,364
Imperial Brands PLC	338,152	5,663,199
Inchcape PLC	177,479	999,783
Indivior PLC(a)	350,927	632,853
Informa PLC	533,869	2,591,900
IntegraFin Holdings PLC	104,602	744,112
InterContinental Hotels Group PLC	62,286	2,874,342
Intermediate Capital Group PLC	103,566	1,830,982
Intertek Group PLC	58,410	4,122,942
Investec PLC	241,680	477,393
ITM Power PLC(a)	117,243	370,854
ITV PLC	1,289,098	958,992
IWG PLC(c)	280,426	849,480
J D Wetherspoon PLC	39,137	434,054
J Sainsbury PLC	628,039	1,542,679
JD Sports Fashion PLC	160,423	1,275,122
John Laing Group PLC(b)	222,215	860,972
John Wood Group PLC	258,303	647,703
Johnson Matthey PLC	68,431	2,010,973
Jupiter Fund Management PLC	174,071	518,166
Just Group PLC(a)	353,438	207,821
KAZ Minerals PLC	94,416	669,917
Keller Group PLC	31,510	232,839
Keywords Studios PLC	29,604	739,027
Kingfisher PLC	751,319	2,385,390
Lancashire Holdings Ltd.	103,047	1,047,505
Land Securities Group PLC	239,930	1,815,760
Legal & General Group PLC	2,119,639	5,953,534
Lloyds Banking Group PLC	24,784,578	8,550,444
London Stock Exchange Group PLC	111,345	12,398,540
LondonMetric Property PLC	349,511	1,059,673
M&G PLC	930,431	1,961,232
Man Group PLC	545,366	887,941

Security	Shares	Value

United Kingdom (continued)
Marks & Spencer Group PLC	776,431	$967,908
Marshalls PLC	84,035	655,709
Marston’s PLC	365,110	192,641
McCarthy & Stone PLC(a)(b)	192,541	166,283
Mediclinic International PLC	168,132	592,728
Meggitt PLC	279,480	986,005
Melrose Industries PLC	1,691,800	1,893,187
Micro Focus International PLC	140,403	510,637
Mitie Group PLC	498,656	214,017
Mondi PLC	170,561	3,051,229
Moneysupermarket.com Group PLC	212,842	821,304
National Express Group PLC	236,220	469,709
National Grid PLC	1,234,740	14,591,844
Natwest Group PLC	1,682,713	2,341,074
Network International Holdings PLC(a)(b)	166,951	885,257
Next PLC	49,459	3,537,863
Ninety One PLC(a)	171,570	490,904
NMC Health PLC(a)(e)	42,009	1
Ocado Group PLC(a)(c)	164,346	4,428,404
OneSavings Bank PLC	207,749	643,502
Pagegroup PLC	125,583	576,897
Paragon Banking Group PLC	135,132	557,267
Pearson PLC(c)	275,766	1,921,916
Pennon Group PLC	152,231	2,128,902
Persimmon PLC(a)	115,448	3,639,641
Petrofac Ltd.(c)	144,864	266,187
Pets at Home Group PLC	180,555	737,951
Phoenix Group Holdings PLC	219,938	1,901,171
Playtech PLC	123,898	484,921
Plus500 Ltd.	37,116	582,872
Polypipe Group PLC	80,490	427,854
Primary Health Properties PLC	486,863	982,793
Provident Financial PLC	157,365	338,728
Prudential PLC	916,427	13,297,065
QinetiQ Group PLC	246,285	988,495
Quilter PLC(b)	728,563	1,398,977
Rathbone Brothers PLC	22,721	483,105
Reckitt Benckiser Group PLC	251,799	25,467,258
Redde Northgate PLC	106,293	230,749
Redrow PLC	108,444	608,615
RELX PLC	684,618	14,511,758
Renishaw PLC(c)	15,198	964,655
Rentokil Initial PLC	660,282	4,629,483
Restaurant Group PLC (The)	329,092	190,914
Rightmove PLC	318,678	2,313,841
Rio Tinto PLC	399,093	24,173,804
Rolls-Royce Holdings PLC	669,277	2,034,434
Rotork PLC	323,525	1,187,255
Royal Dutch Shell PLC, Class A	1,470,650	21,649,432
Royal Dutch Shell PLC, Class B	1,324,202	18,784,462
Royal Mail PLC	333,867	705,064
RSA Insurance Group PLC	349,580	1,968,812
RWS Holdings PLC	77,712	615,042
Safestore Holdings PLC	99,134	994,716
Saga PLC	433,637	85,941
Sage Group PLC (The)	391,339	3,746,434
Sanne Group PLC	61,549	508,933
Savills PLC	64,019	628,506
Schroders PLC	46,108	1,794,321
Segro PLC	413,989	5,266,249

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Senior PLC	227,871	$156,120
Serco Group PLC(a)	515,989	1,079,513
Severn Trent PLC	82,546	2,654,369
Shaftesbury PLC	62,248	419,532
Signature Aviation PLC	323,846	998,862
Smart Metering Systems PLC	37,241	303,049
Smith & Nephew PLC	307,216	6,118,877
Smiths Group PLC	138,621	2,465,287
Softcat PLC	50,594	837,362
Spectris PLC	43,842	1,478,270
Spirax-Sarco Engineering PLC	26,138	3,536,960
Spire Healthcare Group PLC(b)	197,160	194,597
Spirent Communications PLC	244,527	898,636
SSE PLC	372,112	6,354,043
SSP Group PLC	198,048	534,432
St. James’s Place PLC	188,005	2,324,940
St. Modwen Properties PLC	105,982	428,432
Stagecoach Group PLC	203,717	126,791
Standard Chartered PLC	988,756	5,006,688
Standard Life Aberdeen PLC	842,651	2,769,372
Synthomer PLC	138,601	527,550
TalkTalk Telecom Group PLC	281,799	257,053
Tate & Lyle PLC	170,319	1,455,716
Taylor Wimpey PLC	1,236,955	1,921,416
Telecom Plus PLC	35,640	626,818
Tesco PLC	3,436,260	9,791,405
TP ICAP PLC	244,278	1,063,159
Trainline PLC(a)(b)	163,629	878,381
Travis Perkins PLC	88,933	1,293,891
Tritax Big Box REIT PLC	702,017	1,394,995
Ultra Electronics Holdings PLC	29,289	915,684
Unilever PLC	414,359	24,870,078
UNITE Group PLC (The)(a)	109,756	1,352,674
United Utilities Group PLC	236,188	2,789,970
Vectura Group PLC	348,174	456,521
Vesuvius PLC	90,374	483,953
Victoria PLC(a)(c)	93,265	323,163
Victrex PLC	33,136	815,021
Virgin Money UK PLC(a)	483,057	554,507
Vistry Group PLC	81,058	653,758
Vodafone Group PLC	9,435,397	14,310,898
Weir Group PLC (The)	98,382	1,544,997
WH Smith PLC	57,724	712,170
Whitbread PLC(a)	70,495	2,017,038
William Hill PLC	337,326	461,999
Wm Morrison Supermarkets PLC	858,781	2,106,079
Workspace Group PLC	54,585	440,603
WPP PLC	446,049	3,325,294

		781,347,109

Total Common Stocks — 98.6% (Cost: $3,716,992,313)		3,414,744,965

Preferred Stocks

Germany — 0.8%
Bayerische Motoren Werke AG, Preference Shares, NVS	20,995	1,081,446

Security	Shares	Value

Germany (continued)
Fuchs Petrolub SE, Preference Shares, NVS	27,575	$1,209,736
Henkel AG & Co. KGaA, Preference Shares, NVS	63,640	6,276,208
Jungheinrich AG, Preference Shares, NVS	24,375	740,762
Porsche Automobil Holding SE, Preference Shares, NVS	57,806	3,287,221
Sartorius AG, Preference Shares, NVS	13,134	5,053,773
Volkswagen AG, Preference Shares, NVS	65,341	9,658,216

		27,307,362

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	2,015,710	807,556

Total Preferred Stocks — 0.8% (Cost: $31,733,160)		28,114,918

Rights

Italy — 0.0%
Ascopiave SpA, (Expires 09/30/20)(a)	85,210	1

Portugal — 0.0%
EDP-Energias de Portugal SA, (Expires 08/06/20)(a)(c)	905,907	92,340

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(a)	92,432	388,018

Total Rights — 0.0% (Cost: $0)		480,359

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(f)(g)(h)	52,037,223	52,094,464
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(f)(g)	300,000	300,000

		52,394,464

Total Short-Term Investments — 1.5% (Cost: $52,364,507)		52,394,464

Total Investments in Securities — 100.9% (Cost: $3,801,089,980)		3,495,734,706

Other Assets, Less Liabilities — (0.9)%		(32,121,792)

Net Assets — 100.0%		$3,463,612,914

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Europe ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$39,707,601	$12,356,389	(a)	$—	$14,451	$16,023	$52,094,464	52,037,223	$1,046,943	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	259,000	41,000	(a)	—	—	—	300,000	300,000	11,695		—

					$14,451	$16,023	$52,394,464		$1,058,638		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	306	09/18/20	$11,518	$(177,121)
FTSE 100 Index	85	09/18/20	6,567	(350,706)

				$(527,827)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$527,827

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$69,780

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(801,736)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,683,576
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Europe ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,414,141,280	$603,684	$1	$3,414,744,965
Preferred Stocks	28,114,918	—	—	28,114,918
Rights	480,358	1	—	480,359
Money Market Funds	52,394,464	—	—	52,394,464

	$3,495,131,020	$603,685	$1	$3,495,734,706

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(527,827)	$—	$—	$(527,827)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Australia — 6.7%
Abacus Property Group	54,240	$104,636
Adbri Ltd.	56,345	89,301
Afterpay Ltd.(a)	36,376	1,788,007
AGL Energy Ltd.	116,947	1,393,896
ALS Ltd.	110,915	675,318
Altium Ltd.	26,683	628,608
Alumina Ltd.	594,737	648,304
AMP Ltd.(a)	682,501	717,053
Ampol Ltd.	40,952	771,810
Ansell Ltd.	12,752	351,629
APA Group	208,395	1,643,956
Appen Ltd.	17,439	445,853
ARB Corp. Ltd.	9,719	133,824
Aristocrat Leisure Ltd.	112,320	2,108,807
ASX Ltd.	34,452	2,042,055
Atlas Arteria Ltd.	191,903	908,314
Aurizon Holdings Ltd.	373,432	1,191,740
AusNet Services	418,027	533,623
Australia & New Zealand Banking Group Ltd.	462,346	5,955,025
Avita Therapeutics Inc.(a)	24,792	107,922
Bank of Queensland Ltd.	83,776	357,476
Bapcor Ltd.	39,830	178,811
Beach Energy Ltd.	286,104	290,329
Bega Cheese Ltd.	52,328	166,995
Bendigo & Adelaide Bank Ltd.	97,149	479,333
BHP Group Ltd.	487,383	12,845,111
BHP Group PLC	344,423	7,481,511
BlueScope Steel Ltd.	114,021	915,008
Boral Ltd.	149,170	384,049
Brambles Ltd.	282,055	2,180,533
Bravura Solutions Ltd.	66,255	198,612
Breville Group Ltd.	10,507	195,385
BWP Trust	54,865	151,484
carsales.com Ltd.	37,914	500,297
Challenger Ltd.	101,666	316,429
Charter Hall Group	71,913	542,542
Charter Hall Long Wale REIT	82,147	272,761
Charter Hall Retail REIT	37,979	86,613
CIMIC Group Ltd.	13,805	212,658
Cleanaway Waste Management Ltd.	438,865	657,790
Coca-Cola Amatil Ltd.	97,155	569,939
Cochlear Ltd.	10,987	1,498,806
Coles Group Ltd.	199,528	2,599,973
Commonwealth Bank of Australia	291,064	14,862,047
Computershare Ltd.	94,348	908,696
Corporate Travel Management Ltd.(b)	25,603	160,293
Credit Corp. Group Ltd.	7,108	96,751
Cromwell Property Group	246,470	156,429
Crown Resorts Ltd.	73,284	470,373
CSL Ltd.	76,144	14,749,266
CSR Ltd.	56,209	140,683
Dexus	202,335	1,234,840
Domino’s Pizza Enterprises Ltd.	6,896	365,569
Downer EDI Ltd.	83,650	246,557
EML Payments Ltd.(a)	72,243	163,199
Evolution Mining Ltd.	290,508	1,229,193
Flight Centre Travel Group Ltd.	28,170	213,940
Fortescue Metals Group Ltd.	248,351	3,100,808

Security	Shares	Value
Australia (continued)
GDI Property Group	638,004	$491,861
Gold Road Resources Ltd.(a)	186,910	245,968
Goodman Group	300,132	3,644,009
GPT Group (The)	335,975	934,865
GrainCorp Ltd., Class A(a)	25,421	68,000
Growthpoint Properties Australia Ltd.	42,554	97,962
Harvey Norman Holdings Ltd.	61,214	163,307
Healius Ltd.	129,098	301,819
IDP Education Ltd.	29,004	276,643
IGO Ltd.	60,719	200,305
Iluka Resources Ltd.	39,977	259,459
Incitec Pivot Ltd.	403,495	533,881
Insurance Australia Group Ltd.	416,289	1,519,577
InvoCare Ltd.	14,565	99,753
IOOF Holdings Ltd.	41,192	134,706
IPH Ltd.	24,949	133,118
IRESS Ltd.	22,325	164,427
James Hardie Industries PLC	83,022	1,724,852
JB Hi-Fi Ltd.	25,465	834,036
Lendlease Corp. Ltd.	117,205	954,008
Link Administration Holdings Ltd.	52,962	151,167
Lynas Corp. Ltd.(a)	65,691	105,056
Macquarie Group Ltd.	56,021	4,961,269
Magellan Financial Group Ltd.	26,042	1,142,226
Medibank Pvt Ltd.	503,110	1,017,471
Megaport Ltd.(a)	27,975	263,819
Mesoblast Ltd.(a)(b)	81,311	220,420
Metcash Ltd.	109,153	212,136
Mirvac Group	738,507	1,106,907
Monadelphous Group Ltd.	13,653	87,240
Nanosonics Ltd.(a)	41,219	182,978
National Australia Bank Ltd.	524,147	6,638,255
National Storage REIT	101,652	131,220
Newcrest Mining Ltd.	148,598	3,749,030
NEXTDC Ltd.(a)	71,696	585,637
NIB Holdings Ltd.	67,022	212,927
Nine Entertainment Co. Holdings Ltd.	184,316	179,107
Northern Star Resources Ltd.	130,025	1,441,606
Oil Search Ltd.	342,981	718,229
Orica Ltd.	85,053	1,054,617
Origin Energy Ltd.	342,544	1,319,170
Orora Ltd.	116,725	192,532
OZ Minerals Ltd.	104,669	1,023,114
Pendal Group Ltd.	33,972	141,793
Perpetual Ltd.	5,391	117,261
Perseus Mining Ltd.(a)	242,463	266,909
PolyNovo Ltd.(a)(b)	112,259	176,309
Premier Investments Ltd.	12,627	151,769
Pro Medicus Ltd.	8,002	137,268
QBE Insurance Group Ltd.	225,115	1,599,883
Qube Holdings Ltd.	152,187	297,955
Ramelius Resources Ltd.	149,200	233,257
Ramsay Health Care Ltd.	32,448	1,442,280
REA Group Ltd.	10,738	835,378
Regis Resources Ltd.	83,008	335,149
Reliance Worldwide Corp. Ltd.	181,888	349,582
Rio Tinto Ltd.	61,532	4,501,024
Santos Ltd.	336,363	1,271,244
Saracen Mineral Holdings Ltd.(a)	161,159	693,451
Scentre Group	824,976	1,206,929

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Australia (continued)
Seek Ltd.	68,564	$1,065,529
Seven Group Holdings Ltd.	16,862	205,937
Shopping Centres Australasia Property Group	124,807	193,332
Silver Lake Resources Ltd.(a)	225,271	395,805
Sims Ltd.	24,483	139,586
Sonic Healthcare Ltd.	90,171	2,075,783
South32 Ltd.	945,554	1,396,895
Southern Cross Media Group Ltd.	558,797	66,122
Spark Infrastructure Group	176,928	286,758
St. Barbara Ltd.	65,569	157,526
Star Entertainment Grp Ltd. (The)	120,294	219,986
Steadfast Group Ltd.	240,037	576,678
Stockland	498,333	1,140,041
Suncorp Group Ltd.	237,024	1,453,344
Sydney Airport	227,489	853,242
Tabcorp Holdings Ltd.	414,694	1,058,737
Technology One Ltd.	29,475	177,771
Telstra Corp. Ltd.	740,619	1,779,303
TPG Telecom Ltd.(a)	40,014	230,716
Transurban Group	478,429	4,738,286
Treasury Wine Estates Ltd.	103,100	798,532
Tuas Ltd.(a)(b)	20,005	10,114
United Malt Grp Ltd.(a)	130,400	375,936
Vicinity Centres	500,073	468,009
Viva Energy Group Ltd.(c)	172,118	198,729
Vocus Group Ltd.(a)	71,258	147,687
Washington H Soul Pattinson & Co. Ltd.	19,631	275,232
Waypoint REIT	78,979	143,299
Webjet Ltd.	91,891	186,496
Wesfarmers Ltd.	199,535	6,661,145
Westpac Banking Corp.	592,753	7,264,838
WiseTech Global Ltd.	17,147	253,933
Woodside Petroleum Ltd.	162,041	2,325,317
Woolworths Group Ltd.	216,906	6,016,836
Worley Ltd.	45,014	264,711

		190,259,091

Austria — 0.2%
ams AG(a)	42,309	705,073
Andritz AG	6,554	220,723
BAWAG Group AG(a)(c)	5,353	195,974
CA Immobilien Anlagen AG(a)	10,901	342,885
Erste Group Bank AG(a)	54,197	1,211,262
IMMOFINANZ AG(a)	7,841	130,086
Lenzing AG(a)	1,472	68,668
Oesterreichische Post AG(b)	6,833	219,373
OMV AG(a)	27,558	870,734
Raiffeisen Bank International AG	30,001	516,178
S IMMO AG	8,882	155,654
S&T AG(a)	7,167	195,941
Schoeller-Bleckmann Oilfield Equipment AG	8,377	218,918
Telekom Austria AG(a)	17,791	134,222
UNIQA Insurance Group AG	18,835	118,712
Verbund AG	12,806	674,473
Vienna Insurance Group AG Wiener Versicherung Gruppe(a)	11,845	263,326
Wienerberger AG(a)	24,813	571,277

		6,813,479

Belgium — 0.9%
Ackermans & van Haaren NV(a)	4,011	516,988

Security	Shares	Value
Belgium (continued)
Aedifica SA	1,311	$151,925
Ageas SA/NV	33,873	1,275,746
Anheuser-Busch InBev SA/NV	128,078	6,984,977
Barco NV(b)	11,141	219,904
Befimmo SA	2,546	115,910
Bekaert SA	4,883	95,331
bpost SA(a)	10,636	69,174
Cie. d’Entreprises CFE(a)	1,745	110,602
Cofinimmo SA	7,992	1,143,515
Colruyt SA	10,426	611,013
D’ieteren SA/NV	4,585	249,130
Elia Group SA/NV	4,111	448,208
Euronav NV	20,179	195,666
Fagron	13,219	296,373
Galapagos NV(a)(b)	8,045	1,499,282
Gimv NV	3,851	208,109
Groupe Bruxelles Lambert SA	18,794	1,638,346
KBC Ancora(a)	14,847	499,660
KBC Group NV	41,029	2,344,331
Kinepolis Group NV(a)(b)	5,588	199,556
Melexis NV	4,300	367,882
Montea CVA	2,742	306,408
Ontex Group NV(a)(b)	9,350	133,561
Proximus SADP	26,838	555,696
Retail Estates NV	1,618	103,509
Sofina SA	674	189,687
Solvay SA	13,637	1,065,267
Telenet Group Holding NV	6,052	236,164
UCB SA	21,097	2,715,503
Umicore SA	36,980	1,746,530
Warehouses De Pauw CVA	12,619	405,131

		26,699,084

Canada — 9.3%
Agnico Eagle Mines Ltd.	41,057	3,260,346
Air Canada(a)	26,158	295,071
Alacer Gold Corp.(a)	33,857	261,605
Alamos Gold Inc., Class A	56,872	601,625
Algonquin Power & Utilities Corp.	56,770	783,210
Alimentation Couche-Tard Inc., Class B	145,994	5,073,550
Allied Properties REIT	19,455	582,561
AltaGas Ltd.	61,817	774,385
Altus Group Ltd.	9,038	287,840
Aphria Inc.(a)(b)	29,861	142,450
ARC Resources Ltd.	94,782	402,620
Aritzia Inc.(a)	9,773	129,358
Atco Ltd., Class I, NVS	6,191	192,640
ATS Automation Tooling Systems Inc.(a)(b)	12,285	159,031
Aurinia Pharmaceuticals Inc.(a)	14,325	202,015
Aurora Cannabis Inc.(a)(b)	31,616	322,179
B2Gold Corp.	230,579	1,597,442
Badger Daylighting Ltd.(b)	4,339	93,842
Ballard Power Systems Inc.(a)(b)	30,418	432,142
Bank of Montreal	104,694	5,727,493
Bank of Nova Scotia (The)	203,223	8,345,873
Barrick Gold Corp.	299,681	8,660,434
Bausch Health Companies Inc.(a)	53,066	970,203
BCE Inc.	15,786	661,845
BlackBerry Ltd.(a)	56,537	268,018
Boardwalk REIT	4,333	99,082
Bombardier Inc., Class B(a)(b)	513,887	178,393

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Canada (continued)
Boralex Inc., Class A	13,237	$345,279
Brookfield Asset Management Inc., Class A	221,939	7,167,660
BRP Inc.	8,627	386,428
CAE Inc.	43,416	647,918
Cameco Corp.	115,075	1,170,080
Canada Goose Holdings Inc.(a)(b)	5,911	131,547
Canadian Apartment Properties REIT	4,714	170,929
Canadian Imperial Bank of Commerce	73,675	5,100,323
Canadian National Railway Co.	119,734	11,695,406
Canadian Natural Resources Ltd.	185,408	3,270,766
Canadian Pacific Railway Ltd.	23,698	6,517,083
Canadian Tire Corp. Ltd., Class A, NVS	9,118	840,599
Canadian Utilities Ltd., Class A, NVS	21,204	543,912
Canadian Western Bank	17,975	305,957
Canfor Corp.(a)	7,311	87,219
Canopy Growth Corp.(a)(b)	44,698	816,210
Capital Power Corp.	17,220	364,198
CCL Industries Inc., Class B, NVS	26,369	877,195
Cenovus Energy Inc.	183,411	816,073
Centerra Gold Inc.	22,095	277,115
CGI Inc.(a)	41,272	2,947,736
Cineplex Inc.	7,247	43,282
Cogeco Communications Inc.	1,808	137,810
Colliers International Group Inc.	4,184	226,301
Cominar REIT	12,903	76,869
Constellation Software Inc.	3,372	3,988,425
Crescent Point Energy Corp.	65,659	101,466
Crombie REIT(b)	14,396	140,252
Cronos Group Inc.(a)(b)	17,344	113,684
Descartes Systems Group Inc. (The)(a)	10,422	586,729
Dollarama Inc.	55,497	2,029,297
Dream Industrial REIT	20,438	167,837
Dream Office REIT	9,072	133,354
Eldorado Gold Corp.(a)	28,729	360,962
Element Fleet Management Corp.	86,646	727,063
Emera Inc.	42,468	1,767,518
Empire Co. Ltd., Class A, NVS	34,361	882,689
Enbridge Inc.	338,284	10,826,603
Endeavour Mining Corp.(a)(b)	16,357	440,705
Enerplus Corp.	93,158	230,200
Enghouse Systems Ltd.	7,609	431,205
Equinox Gold Corp.(a)(b)	38,961	464,507
ERO Copper Corp.(a)(b)	7,412	89,199
Fairfax Financial Holdings Ltd.	4,433	1,388,907
Finning International Inc.	38,384	547,319
First Capital Real Estate Investment Trust	17,362	176,018
First Majestic Silver Corp.(a)(b)	18,224	243,259
First Quantum Minerals Ltd.	148,053	1,251,183
FirstService Corp.	7,273	869,828
Fortis Inc.	75,580	3,077,931
Franco-Nevada Corp.	31,646	5,058,162
Genworth MI Canada Inc.	6,237	154,540
George Weston Ltd.	13,902	1,049,993
Gibson Energy Inc.	38,371	631,926
Gildan Activewear Inc.	40,521	719,062
Granite REIT	10,012	582,258
Great Canadian Gaming Corp.(a)	6,444	127,870
Great-West Lifeco Inc.	47,512	839,928
H&R Real Estate Investment Trust	15,913	119,392
Home Capital Group Inc.(a)	17,015	286,187

Security	Shares	Value
Canada (continued)
Hudbay Minerals Inc.	34,355	$107,977
Husky Energy Inc.	48,080	154,703
Hydro One Ltd.(c)	53,531	1,140,556
iA Financial Corp. Inc.	21,143	742,333
IAMGOLD Corp.(a)	48,551	242,483
IGM Financial Inc.	11,012	270,717
Imperial Oil Ltd.	40,520	633,739
Innergex Renewable Energy Inc.	18,959	325,396
Intact Financial Corp.	25,831	2,820,101
Inter Pipeline Ltd.	62,811	588,487
InterRent REIT	14,542	148,297
Ivanhoe Mines Ltd., Class A(a)	123,949	436,759
Keyera Corp.	33,191	504,493
Killam Apartment REIT	12,475	162,049
Kinaxis Inc.(a)	3,247	493,050
Kinross Gold Corp.(a)	202,049	1,885,489
Kirkland Lake Gold Ltd.	51,885	2,833,436
Knight Therapeutics Inc.(a)	32,998	170,471
Labrador Iron Ore Royalty Corp.	6,479	124,114
Laurentian Bank of Canada	8,103	160,608
Linamar Corp.	11,706	349,563
Loblaw Companies Ltd.	30,936	1,604,884
Lundin Mining Corp.(b)	151,614	848,903
MAG Silver Corp.(a)	10,325	174,434
Magna International Inc.	46,577	2,152,730
Manulife Financial Corp.	326,547	4,375,900
Maple Leaf Foods Inc.	11,496	252,835
MEG Energy Corp.(a)	24,208	63,976
Methanex Corp.	9,033	167,375
Metro Inc.	46,263	2,029,424
Morneau Shepell Inc.	18,328	425,259
MTY Food Group Inc.(b)	2,689	58,016
National Bank of Canada	58,604	2,766,791
NFI Group Inc.	9,535	106,704
Norbord Inc.	6,206	201,817
North West Co. Inc. (The)	6,631	147,521
Northland Power Inc.	33,828	926,829
Northview Apartment Real Estate Investment Trust(b)	8,267	216,257
NorthWest Healthcare Properties REIT(b)	26,224	220,246
Nutrien Ltd.	97,702	3,181,606
OceanaGold Corp.(a)	103,109	270,185
Onex Corp.	16,218	720,881
Open Text Corp.	47,475	2,136,818
Osisko Gold Royalties Ltd.	12,144	142,337
Pan American Silver Corp.	40,257	1,504,190
Parex Resources Inc.(a)	42,671	516,066
Parkland Corp./Canada	32,444	854,274
Pason Systems Inc.	13,144	62,703
Pembina Pipeline Corp.	91,261	2,217,653
Power Corp. of Canada	98,431	1,746,700
PrairieSky Royalty Ltd.	56,481	354,614
Premium Brands Holdings Corp.	3,929	277,538
Pretium Resources Inc.(a)	34,808	330,020
Primo Water Corp.	31,128	441,764
Quebecor Inc., Class B	28,665	653,977
Real Matters Inc.(a)	11,744	261,270
Restaurant Brands International Inc.	49,171	2,776,996
Richelieu Hardware Ltd.	6,653	164,897
RioCan REIT	25,337	282,972
Ritchie Bros Auctioneers Inc.	21,748	1,005,490

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Canada (continued)
Rogers Communications Inc., Class B, NVS	63,536	$2,594,565
Royal Bank of Canada	233,783	16,126,576
Russel Metals Inc.	17,977	240,767
Sandstorm Gold Ltd.(a)	21,724	209,212
Saputo Inc.	45,864	1,122,375
Seabridge Gold Inc.(a)(b)	13,775	268,096
Seven Generations Energy Ltd., Class A(a)	31,970	87,592
Shaw Communications Inc., Class B, NVS	89,763	1,641,802
Shopify Inc., Class A(a)	17,491	17,886,392
Sienna Senior Living Inc.(b)	30,747	235,968
SilverCrest Metals Inc.(a)	18,576	184,997
SmartCentres Real Estate Investment Trust	25,208	381,649
SNC-Lavalin Group Inc.	19,727	312,952
Spin Master Corp.(a)(c)	3,317	61,858
Stantec Inc.	13,055	420,158
Stella-Jones Inc.	10,679	324,316
Summit Industrial Income REIT	38,812	349,149
Sun Life Financial Inc.	99,829	3,891,058
Suncor Energy Inc.	249,028	3,917,148
Superior Plus Corp.	21,932	191,076
TC Energy Corp.	159,938	7,289,447
Teck Resources Ltd., Class B	76,222	772,178
TELUS Corp.	60,366	1,046,885
Teranga Gold Corp.(a)	26,622	310,640
TFI International Inc.	15,604	677,047
Thomson Reuters Corp.	30,486	2,127,078
TMX Group Ltd.	9,613	982,614
Torex Gold Resources Inc.(a)	8,722	152,952
Toromont Industries Ltd.	16,746	912,873
Toronto-Dominion Bank (The)	295,971	13,096,082
Tourmaline Oil Corp.	42,676	433,928
TransAlta Corp.	40,194	262,859
TransAlta Renewables Inc.	16,385	190,822
Transcontinental Inc., Class A	23,578	271,776
Tricon Capital Group Inc.	20,741	148,648
Wesdome Gold Mines Ltd.(a)	26,163	267,783
West Fraser Timber Co. Ltd.	6,385	316,128
Wheaton Precious Metals Corp.	80,657	4,375,770
Winpak Ltd.	3,355	117,594
WSP Global Inc.	17,429	1,094,403
Yamana Gold Inc.	213,617	1,387,434

		263,694,926

Denmark — 2.2%
ALK-Abello A/S(a)	1,235	349,011
Ambu A/S, Series B(b)	23,192	809,685
AP Moller — Maersk A/S, Class B, NVS	1,258	1,612,982
Bavarian Nordic A/S(a)	11,401	353,507
Carlsberg AS, Class B	19,413	2,860,179
Chr Hansen Holding A/S	16,374	1,863,917
Coloplast A/S, Class B	20,326	3,472,296
Danske Bank A/S(a)	107,012	1,726,151
Demant A/S(a)	21,881	678,804
Dfds A/S(a)	4,641	144,049
Drilling Co. of 1972 A/S (The)(a)	4,346	100,876
DSV PANALPINA A/S	37,618	5,178,063
FLSmidth & Co. A/S(a)	9,642	287,102
Genmab A/S(a)	11,482	3,935,707
GN Store Nord A/S	23,026	1,409,274
H Lundbeck A/S	11,228	409,821
ISS A/S(a)	28,223	435,444

Security	Shares	Value
Denmark (continued)
Jyske Bank A/S, Registered(a)	12,374	$396,446
Netcompany Group A/S(a)(c)	5,592	403,065
Novo Nordisk A/S, Class B	294,273	19,477,573
Novozymes A/S, Class B	39,279	2,353,503
Orsted A/S(c)	33,638	4,811,799
Pandora A/S	16,382	1,040,610
Ringkjoebing Landbobank A/S	3,582	267,001
Rockwool International A/S, Class B	998	325,132
Royal Unibrew A/S(a)	9,074	919,408
Schouw & Co. A/S	2,197	180,681
SimCorp A/S	9,435	1,102,484
Topdanmark A/S	5,547	237,427
Tryg A/S	19,741	583,268
Vestas Wind Systems A/S	34,546	4,452,453
Zealand Pharma A/S(a)	5,353	185,610

		62,363,328

Finland — 1.1%
Cargotec OYJ, Class B	5,004	149,469
Citycon OYJ(b)	11,845	86,281
Elisa OYJ	25,492	1,521,081
Fortum OYJ	78,788	1,604,333
Huhtamaki OYJ(a)	20,066	896,920
Kemira OYJ	11,139	148,710
Kesko OYJ, Class B	49,533	1,060,167
Kone OYJ, Class B	55,933	4,447,305
Konecranes OYJ	7,388	188,355
Metsa Board OYJ	34,418	269,226
Metso Outotec Oyj	88,314	574,372
Neles Oyj	20,545	297,364
Neste OYJ	72,018	3,311,071
Nokia OYJ	932,448	4,476,636
Nokian Renkaat OYJ	26,869	646,890
Nordea Bank Abp(a)	517,291	4,005,715
Orion OYJ, Class B	20,270	887,343
Outokumpu OYJ(a)(b)	52,196	140,726
Sampo OYJ, Class A	73,665	2,671,629
Stora Enso OYJ, Class R	114,733	1,446,261
TietoEVRY OYJ	10,044	295,738
UPM-Kymmene OYJ	96,436	2,580,625
Uponor OYJ	15,709	264,149
Valmet OYJ	10,672	299,212
Wartsila OYJ Abp	45,663	382,295
YIT OYJ	22,118	129,203

		32,781,076

France — 8.8%
ABC arbitrage	6,454	53,041
Accor SA(a)	32,353	812,588
Aeroports de Paris	3,304	312,558
Air France-KLM(a)(b)	48,768	201,204
Air Liquide SA	78,808	13,009,388
Airbus SE(a)	93,940	6,888,322
ALD SA(b)(c)	17,672	177,208
Alstom SA(a)	33,863	1,891,231
Alten SA(a)	4,905	383,971
Amundi SA(a)(c)	11,483	873,107
APERAM SA	7,298	207,462
Arkema SA	12,336	1,278,141
Atos SE(a)	18,123	1,551,564
AXA SA	293,758	5,858,028

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
France (continued)
BioMerieux	7,314	$1,189,211
BNP Paribas SA(a)	177,696	7,168,432
Bollore SA	194,369	650,451
Bouygues SA(a)	39,980	1,418,290
Bureau Veritas SA(a)	58,796	1,287,974
Capgemini SE	28,077	3,635,515
Carrefour SA	106,224	1,695,733
Casino Guichard Perrachon SA(a)	4,706	131,330
CGG SA(a)	174,353	147,991
Cie. de Saint-Gobain(a)	81,648	3,009,425
Cie. Generale des Etablissements Michelin SCA	29,395	3,070,662
Cie. Plastic Omnium SA	7,551	152,419
CNP Assurances(a)	34,461	415,244
Coface SA(a)	12,509	99,106
Covivio	8,843	641,005
Credit Agricole SA(a)	158,373	1,521,805
Danone SA	99,735	6,668,137
Dassault Aviation SA(a)	432	360,142
Dassault Systemes SE	23,851	4,346,207
Edenred	45,200	2,251,806
Eiffage SA(a)	12,759	1,116,476
Electricite de France SA	96,133	971,941
Elior Group SA(b)(c)	12,350	68,492
Elis SA(a)	28,310	345,478
Engie SA(a)	291,100	3,886,309
EssilorLuxottica SA(a)	48,223	6,398,059
Eurazeo SE(a)	6,473	338,933
Eurofins Scientific SE(a)(b)	1,923	1,254,764
Eutelsat Communications SA	28,244	286,225
Faurecia SE(a)	15,701	610,650
Fnac Darty SA(a)	3,807	150,720
Gaztransport Et Technigaz SA	4,011	371,140
Gecina SA	8,144	1,054,516
Getlink SE(a)	87,572	1,318,241
Hermes International	5,519	4,478,290
ICADE	4,870	322,491
Iliad SA	3,096	609,194
Imerys SA(b)	5,194	191,136
Ingenico Group SA(a)	10,420	1,677,593
Ipsen SA	7,629	737,040
IPSOS	11,011	291,008
JCDecaux SA(a)	18,527	312,630
Kering SA	12,815	7,300,313
Klepierre SA(b)	34,203	590,093
Korian SA(a)	9,270	381,031
Lagardere SCA(a)(b)	4,415	67,086
Legrand SA	48,320	3,741,422
L’Oreal SA	42,402	14,189,723
LVMH Moet Hennessy Louis Vuitton SE	45,664	19,803,648
Maisons du Monde SA(a)(c)	11,738	178,916
Nexans SA(a)	4,645	242,778
Nexity SA	4,296	146,609
Orange SA	328,762	3,853,399
Orpea(a)	8,140	1,041,484
Pernod Ricard SA	36,148	6,240,771
Peugeot SA(a)	96,864	1,562,348
Publicis Groupe SA	40,690	1,311,159
Remy Cointreau SA(b)	4,605	740,032
Renault SA(a)	38,925	923,108
Rexel SA(a)	24,325	287,240

Security	Shares	Value
France (continued)
Rubis SCA	16,345	$772,345
Safran SA(a)	53,193	5,625,840
Sanofi	187,603	19,643,980
Sartorius Stedim Biotech	5,086	1,587,747
Schneider Electric SE	91,454	10,624,101
SCOR SE(a)	24,424	629,614
SEB SA	3,796	628,877
SES SA	50,511	358,137
Societe BIC SA	2,770	164,268
Societe Generale SA(a)	120,863	1,855,680
Sodexo SA	17,252	1,188,940
SOITEC(a)	5,742	676,275
Solutions 30 SE(a)	14,400	241,968
Sopra Steria Group(a)	2,796	417,913
SPIE SA	20,930	340,309
STMicroelectronics NV	114,481	3,223,250
Suez SA	62,417	825,544
Teleperformance	9,707	2,838,640
Thales SA	18,736	1,359,450
TOTAL SE	396,486	14,674,838
Ubisoft Entertainment SA(a)	14,931	1,249,685
Unibail-Rodamco-Westfield(b)	22,974	1,209,464
Valeo SA	47,205	1,213,525
Vallourec SA(a)	986	32,571
Veolia Environnement SA	86,588	1,977,157
Vinci SA	85,447	7,355,790
Vivendi SA	144,864	3,837,157
Wendel SE	5,067	474,844
Worldline SA(a)(c)	18,552	1,595,312

		249,374,405

Germany — 7.5%
Aareal Bank AG(a)	4,608	84,949
adidas AG(a)	30,506	8,437,555
ADO Properties SA(a)(c)	8,097	229,027
Aixtron SE(a)	12,684	154,188
Allianz SE, Registered	68,718	14,319,466
Amadeus Fire AG(a)	1,681	195,797
Aroundtown SA(a)	194,134	1,172,610
AURELIUS Equity Opportunities SE & Co. KGaA(a)(b)	3,915	60,183
Aurubis AG	7,964	532,273
BASF SE	143,986	7,970,031
Bayer AG, Registered	163,157	10,850,560
Bayerische Motoren Werke AG	61,390	3,970,874
Bechtle AG	4,425	862,850
Beiersdorf AG	17,903	2,141,375
Brenntag AG	27,622	1,702,396
Cancom SE	4,746	285,939
Carl Zeiss Meditec AG, Bearer(a)	7,900	828,146
Ceconomy AG(a)	23,433	84,514
Commerzbank AG(a)	184,193	947,248
CompuGroup Medical SE & Co. KgaA	4,160	364,513
Continental AG	17,034	1,662,982
Covestro AG(c)	23,822	925,650
CTS Eventim AG & Co. KGaA(a)	11,664	462,331
Daimler AG, Registered	154,226	6,820,722
Delivery Hero SE(a)(c)	20,712	2,394,332
Deutsche Bank AG, Registered(a)	331,703	2,977,485
Deutsche Boerse AG	32,609	5,961,398
Deutsche EuroShop AG(a)	9,021	134,088
Deutsche Lufthansa AG, Registered(a)(b)	45,477	402,141

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Germany (continued)
Deutsche Pfandbriefbank AG(a)(c)	18,964	$120,758
Deutsche Post AG, Registered(a)	166,986	6,765,012
Deutsche Telekom AG, Registered	532,631	8,921,629
Deutsche Wohnen SE	57,954	2,823,461
Duerr AG	6,149	168,837
E.ON SE	379,746	4,461,757
Encavis AG	22,280	351,984
Evonik Industries AG	40,754	1,102,142
Evotec SE(a)(b)	28,400	752,931
Fraport AG Frankfurt Airport Services Worldwide(a)	12,559	490,381
Freenet AG	26,693	462,262
Fresenius Medical Care AG & Co. KGaA(a)	36,138	3,188,750
Fresenius SE & Co. KGaA(a)	69,877	3,492,751
GEA Group AG	27,806	1,007,133
Gerresheimer AG	4,126	474,726
Grand City Properties SA	14,884	355,175
Grenke AG(a)(b)	3,321	251,333
Hamborner REIT AG(a)	33,794	349,383
Hannover Rueck SE	9,124	1,547,161
HeidelbergCement AG	23,503	1,311,796
HelloFresh SE(a)	21,965	1,200,500
Henkel AG & Co. KGaA	19,145	1,667,360
HOCHTIEF AG	4,071	332,163
Hugo Boss AG	12,442	340,157
Hypoport SE(a)	475	224,394
Infineon Technologies AG	215,036	5,372,938
Jenoptik AG	8,589	220,599
KION Group AG	13,445	1,036,596
Knorr-Bremse AG	6,801	799,312
Krones AG	2,172	132,272
LANXESS AG(a)	17,951	933,990
LEG Immobilien AG(a)	10,774	1,506,662
Merck KGaA	22,253	2,843,246
METRO AG	36,142	331,304
MorphoSys AG(a)	6,834	872,770
MTU Aero Engines AG(a)	8,670	1,505,547
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	23,573	6,266,316
Nemetschek SE	12,835	947,069
Norma Group SE	4,702	130,218
OSRAM Licht AG(a)	9,944	521,972
PATRIZIA AG	6,412	175,528
Pfeiffer Vacuum Technology AG	897	179,259
ProSiebenSat.1 Media SE(a)	33,131	341,862
Puma SE(a)	14,415	1,122,291
Rational AG	217	129,841
Rheinmetall AG	9,033	857,085
Rocket Internet SE(a)(c)	28,075	604,880
RWE AG	100,051	3,783,563
SAP SE	168,300	26,624,192
Scout24 AG(c)	19,290	1,675,426
Siemens AG, Registered	127,296	16,305,140
Siemens Healthineers AG(c)	26,489	1,376,813
Siltronic AG	2,439	219,193
Sixt SE(a)	1,272	95,513
Software AG	8,276	387,540
Stroeer SE & Co. KGaA(b)	7,550	518,263
Suedzucker AG	7,226	121,506
Symrise AG	24,181	3,032,397
TAG Immobilien AG	17,192	451,722

Security	Shares	Value
Germany (continued)
TeamViewer AG(a)(c)	20,541	$1,111,255
Telefonica Deutschland Holding AG	205,823	565,872
thyssenkrupp AG(a)	84,818	658,953
TUI AG(b)	72,548	274,327
Uniper SE	36,917	1,281,692
United Internet AG, Registered(d)	19,798	900,626
Varta AG(a)(b)	3,065	343,952
Volkswagen AG(a)	6,345	995,643
Vonovia SE	90,517	5,906,266
Zalando SE(a)(c)	26,203	1,897,524

		214,458,494

Hong Kong — 2.8%
AIA Group Ltd.	2,005,800	18,129,376
ASM Pacific Technology Ltd.	62,800	705,773
Ausnutria Dairy Corp. Ltd.	83,000	139,008
Bank of East Asia Ltd. (The)(b)	268,600	611,352
BeiGene Ltd., ADR(a)	6,779	1,416,811
BOC Hong Kong Holdings Ltd.	598,000	1,666,641
Budweiser Brewing Co. APAC Ltd.(b)(c)	269,900	978,580
Cafe de Coral Holdings Ltd.	40,000	80,101
Champion REIT	319,000	169,169
CITIC Telecom International Holdings Ltd.	335,000	106,333
CK Asset Holdings Ltd.	400,500	2,224,655
CK Hutchison Holdings Ltd.	435,500	2,840,511
CK Infrastructure Holdings Ltd.	102,000	531,702
CLP Holdings Ltd.	263,500	2,495,536
Comba Telecom Systems Holdings Ltd.	352,000	146,701
Dah Sing Financial Holdings Ltd.	90,800	250,719
Dairy Farm International Holdings Ltd.	40,400	172,912
Galaxy Entertainment Group Ltd.	365,000	2,486,645
Haitong International Securities Group Ltd.	943,000	254,299
Hang Lung Group Ltd.	366,000	884,989
Hang Lung Properties Ltd.	364,000	893,303
Hang Seng Bank Ltd.(b)	126,100	1,983,380
Health and Happiness H&H International Holdings Ltd.	72,500	289,993
Henderson Land Development Co. Ltd.	187,572	703,074
HK Electric Investments & HK Electric Investments Ltd.	337,500	349,249
HKBN Ltd.	167,000	308,565
HKT Trust & HKT Ltd.	743,000	1,094,818
Hong Kong & China Gas Co. Ltd.(b)	1,811,602	2,599,290
Hong Kong Exchanges & Clearing Ltd.	189,000	9,027,870
Hongkong Land Holdings Ltd.	209,000	792,110
Hysan Development Co. Ltd.	132,000	364,481
Jardine Matheson Holdings Ltd.	35,900	1,469,028
Jardine Strategic Holdings Ltd.	38,200	771,640
Johnson Electric Holdings Ltd.	76,000	139,836
K Wah International Holdings Ltd.	279,000	117,717
Kerry Properties Ltd.	68,500	162,982
Link REIT	356,400	2,766,052
Luk Fook Holdings International Ltd.	50,000	107,223
Man Wah Holdings Ltd.	439,200	498,692
Melco International Development Ltd.	91,000	171,663
Melco Resorts & Entertainment Ltd., ADR	48,305	795,100
Microport Scientific Corp.	156,000	756,832
Minth Group Ltd.	138,000	411,318
MTR Corp. Ltd.	246,500	1,224,517
New World Development Co. Ltd.	219,000	1,068,127
NWS Holdings Ltd.	413,000	319,734
Pacific Basin Shipping Ltd.	1,613,000	197,717
PCCW Ltd.	1,312,000	739,780

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares		Value
Hong Kong (continued)
Power Assets Holdings Ltd.	197,500		$1,099,601
Sands China Ltd.	355,200		1,374,932
Sino Land Co. Ltd.	414,000		501,595
SITC International Holdings Co. Ltd.	250,000		250,639
SJM Holdings Ltd.	465,000		523,786
Sun Hung Kai Properties Ltd.	216,000		2,644,887
Sunlight REIT	245,000		114,436
Swire Pacific Ltd., Class A	66,000		326,585
Swire Properties Ltd.	244,600		564,933
Techtronic Industries Co. Ltd.	217,000		2,266,541
Value Partners Group Ltd.	539,000		271,232
Vitasoy International Holdings Ltd.	132,000		501,587
VTech Holdings Ltd.	29,800		161,685
WH Group Ltd.(c)	1,770,500		1,573,991
Wharf Holdings Ltd. (The)	104,000		176,594
Wharf Real Estate Investment Co. Ltd.	327,000		1,156,073
Wynn Macau Ltd.(b)	334,000		585,239
Xinyi Glass Holdings Ltd.	392,000		574,581
Yue Yuen Industrial Holdings Ltd.	94,000		149,183

			81,234,004

Ireland — 0.7%
AIB Group PLC(a)	83,741		104,668
Bank of Ireland Group PLC(a)	178,851		370,110
Cairn Homes PLC(a)	218,136		220,286
CRH PLC	138,403		5,034,229
Flutter Entertainment PLC(a)	15,321		2,325,327
Flutter Entertainment PLC(a)	10,007		1,506,491
Glenveagh Properties PLC(a)(c)	218,437		180,811
Grafton Group PLC	43,540		367,736
Greencore Group PLC	207,658		348,593
Kerry Group PLC, Class A	30,212		4,001,277
Kingspan Group PLC	28,996		2,082,982
Smurfit Kappa Group PLC	52,136		1,754,582
UDG Healthcare PLC	50,984		476,445

			18,773,537

Israel — 0.8%
Airport City Ltd.(a)	21,124		241,586
Alony Hetz Properties & Investments Ltd.	43,497		465,110
Amot Investments Ltd.	25,913		124,909
AudioCodes Ltd.	4,813		175,700
Azrieli Group Ltd.	8,647		414,273
Bank Hapoalim BM	202,246		1,203,757
Bank Leumi Le-Israel BM	246,901		1,236,591
Bayside Land Corp.	267		161,970
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	294,712		295,037
Check Point Software Technologies Ltd.(a)(b)	22,339		2,800,194
Compugen Ltd.(a)(b)	13,333		192,129
CyberArk Software Ltd.(a)	8,082		952,383
Elbit Systems Ltd.	5,144		722,708
Energix-Renewable Energies Ltd.(a)	47,304		208,834
Enlight Renewable Energy Ltd.(a)	152,685		260,649
First International Bank of Israel Ltd.	21,432		485,051
Gazit-Globe Ltd.	39,119		162,466
Harel Insurance Investments & Financial Services Ltd.	21,484		140,690
ICL Group Ltd.	128,612		404,104
Isracard Ltd.	10,207		23,574
Israel Discount Bank Ltd., Class A	203,347		617,407
Kornit Digital Ltd.(a)	9,639		516,554
Mehadrin Ltd.(a)	0	(e)	1

Security	Shares	Value
Israel (continued)
Melisron Ltd.	5,167	$192,116
Mivne Real Estate KD Ltd.(a)	170,042	330,463
Mizrahi Tefahot Bank Ltd.	28,810	594,618
Nice Ltd.(a)	11,147	2,267,897
Nova Measuring Instruments Ltd.(a)	5,441	273,149
Paz Oil Co. Ltd.	1,270	100,562
Phoenix Holdings Ltd. (The)(a)	41,312	185,538
Radware Ltd.(a)	5,928	151,460
REIT 1 Ltd.	29,535	115,631
Shapir Engineering and Industry Ltd.(a)	20,602	153,202
Shikun & Binui Ltd.	34,906	157,897
Shufersal Ltd.	25,808	182,130
Strauss Group Ltd.	5,960	169,064
Teva Pharmaceutical Industries Ltd., ADR(a)	188,811	2,178,879
Tower Semiconductor Ltd.(a)	11,705	244,163
Wix.com Ltd.(a)(b)	9,919	2,881,271

		21,983,717

Italy — 2.0%
A2A SpA	257,930	370,120
ACEA SpA	6,241	128,338
Amplifon SpA(a)	24,564	840,909
Anima Holding SpA(c)	46,508	209,424
Ascopiave SpA	48,700	190,903
Assicurazioni Generali SpA	164,516	2,462,878
ASTM SpA(a)	7,445	158,291
Atlantia SpA(a)	89,220	1,419,011
Autogrill SpA(a)	45,886	218,669
Azimut Holding SpA	19,222	364,817
Banca Farmafactoring SpA(a)(c)	21,447	122,114
Banca Generali SpA(a)	7,459	222,271
Banca Popolare di Sondrio SCPA(a)	138,183	306,541
Banco BPM SpA(a)	344,064	517,114
BPER Banca(a)(b)	69,286	174,676
Brunello Cucinelli SpA(a)	3,426	99,823
Buzzi Unicem SpA	12,936	293,928
Cerved Group SpA(a)	20,000	165,550
CNH Industrial NV(a)	179,579	1,228,245
De’ Longhi SpA(a)	17,123	537,785
DiaSorin SpA	3,693	724,917
Enav SpA(c)	23,141	94,844
Enel SpA	1,357,562	12,407,495
Eni SpA	410,060	3,656,600
ERG SpA	9,079	220,945
Ferrari NV	20,895	3,739,607
FinecoBank Banca Fineco SpA(a)	82,924	1,203,657
Freni Brembo SpA(a)	45,623	412,172
Hera SpA	158,811	614,838
IMA Industria Macchine Automatiche SpA(a)	3,334	266,116
Infrastrutture Wireless Italiane SpA(c)	26,638	269,793
Interpump Group SpA	11,088	362,928
Intesa Sanpaolo SpA(a)	2,565,141	5,178,414
Iren SpA	117,412	296,284
Italgas SpA	27,509	176,960
Leonardo SpA	52,971	338,873
Mediaset SpA(a)(b)	46,617	82,962
Mediobanca Banca di Credito Finanziario SpA	127,000	1,017,903
Moncler SpA(a)	36,649	1,412,801
Nexi SpA(a)(c)	50,183	899,912
Pirelli & C SpA(a)(c)	46,199	183,722
Poste Italiane SpA(c)	101,817	933,330

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Italy (continued)
Prysmian SpA	50,887	$1,301,561
Recordati SpA	20,667	1,105,608
Reply SpA	4,167	381,879
Saipem SpA	147,167	311,940
Salvatore Ferragamo SpA(a)	6,340	85,391
Snam SpA	363,204	1,932,699
Societa Cattolica di Assicurazioni SC(a)	33,609	204,078
Tamburi Investment Partners SpA	27,374	181,271
Technogym SpA(a)(c)	23,069	195,864
Telecom Italia SpA/Milano	1,910,045	769,740
Tenaris SA	111,885	652,523
Terna Rete Elettrica Nazionale SpA	280,569	2,092,159
UniCredit SpA(a)	354,979	3,240,987
Unione di Banche Italiane SpA(a)	178,182	753,043
Unipol Gruppo SpA(a)	105,551	441,093

		58,176,316

Japan — 22.7%
77 Bank Ltd. (The)	21,700	290,620
ABC-Mart Inc.	7,400	390,542
Acom Co. Ltd.	91,600	321,419
ADEKA Corp.	30,700	406,507
Advance Residence Investment Corp.	157	506,356
Advantest Corp.	36,000	1,940,793
Aeon Co. Ltd.	105,000	2,472,808
Aeon Delight Co. Ltd.	5,700	171,167
AEON Financial Service Co. Ltd.	36,300	272,259
Aeon Mall Co. Ltd.	33,800	401,841
AEON REIT Investment Corp.	336	330,502
AGC Inc.	16,200	453,226
Ai Holdings Corp.	13,200	174,660
Aica Kogyo Co. Ltd.	12,500	402,558
Aiful Corp.(a)	152,600	308,866
Ain Holdings Inc.	7,900	503,604
Air Water Inc.	15,900	205,273
Aisin Seiki Co. Ltd.	26,400	754,072
Ajinomoto Co. Inc.	54,700	985,045
Alfresa Holdings Corp.	29,400	601,180
Alps Alpine Co. Ltd.	44,000	550,572
Amada Co. Ltd.	47,800	320,535
Amano Corp.	15,700	294,756
ANA Holdings Inc.(a)	11,300	232,242
AnGes Inc.(a)(b)	30,600	415,891
Anritsu Corp.(b)	17,600	418,152
Aoyama Trading Co. Ltd.	37,300	198,971
Aozora Bank Ltd.	20,200	322,306
Arcs Co. Ltd.	12,000	277,840
Ariake Japan Co. Ltd.	5,800	360,957
As One Corp.	4,300	457,127
Asahi Group Holdings Ltd.	49,100	1,599,361
Asahi Holdings Inc.	13,900	480,512
Asahi Intecc Co. Ltd.	36,300	1,012,129
Asahi Kasei Corp.	212,100	1,508,351
Asics Corp.	34,300	379,561
Astellas Pharma Inc.	321,600	5,018,822
Atom Corp.	38,700	271,592
Autobacs Seven Co. Ltd.	27,100	314,753
Awa Bank Ltd. (The)	9,100	193,826
Azbil Corp.	14,800	491,327
Bandai Namco Holdings Inc.	28,300	1,558,066
Bank of Kyoto Ltd. (The)	14,200	519,086

Security	Shares	Value
Japan (continued)
BayCurrent Consulting Inc.	4,000	$479,334
Benefit One Inc.	21,100	459,598
Benesse Holdings Inc.	20,700	538,008
Bic Camera Inc.	46,000	462,045
BML Inc.	9,400	234,355
Bridgestone Corp.	83,900	2,455,184
Brother Industries Ltd.	40,600	627,451
Calbee Inc.	12,700	402,993
Canon Inc.	169,900	2,693,203
Canon Marketing Japan Inc.	18,500	348,548
Capcom Co. Ltd.	13,400	523,428
Casio Computer Co. Ltd.	17,500	276,743
Central Glass Co. Ltd.	9,200	165,153
Central Japan Railway Co.	21,500	2,583,538
Chiba Bank Ltd. (The)	128,800	587,171
Chubu Electric Power Co. Inc.	99,700	1,182,953
Chudenko Corp.	12,200	253,046
Chugai Pharmaceutical Co. Ltd.	110,700	4,958,623
Chugoku Bank Ltd. (The)	46,100	394,595
Chugoku Electric Power Co. Inc. (The)	45,000	548,189
Citizen Watch Co. Ltd.	128,900	348,675
CKD Corp.	17,900	339,783
Coca-Cola Bottlers Japan Holdings Inc.	14,500	215,998
cocokara fine Inc.	7,200	391,563
COLOPL Inc.	18,300	159,063
Colowide Co. Ltd.	26,800	298,848
Comforia Residential REIT Inc.	142	444,547
COMSYS Holdings Corp.	11,400	334,248
Concordia Financial Group Ltd.	206,200	606,528
Cosmo Energy Holdings Co. Ltd.	23,300	334,966
Cosmos Pharmaceutical Corp.	3,200	585,037
Create Restaurants Holdings Inc.(b)	38,000	184,016
Create SD Holdings Co. Ltd.	10,900	391,237
Credit Saison Co. Ltd.	39,400	364,822
CyberAgent Inc.	12,300	692,188
CYBERDYNE Inc.(a)(b)	44,900	166,469
Dai Nippon Printing Co. Ltd.	40,800	885,228
Daicel Corp.	48,800	324,010
Daido Steel Co. Ltd.	6,400	179,234
Daifuku Co. Ltd.	11,900	1,069,233
Daiichi Jitsugyo Co. Ltd.	4,300	142,750
Dai-ichi Life Holdings Inc.	179,600	2,089,360
Daiichi Sankyo Co. Ltd.	89,500	7,836,858
Daiichikosho Co. Ltd.	9,300	250,246
Daikin Industries Ltd.	38,600	6,735,742
Daio Paper Corp.(b)	22,600	306,093
Daiseki Co. Ltd.	8,800	187,436
Daishi Hokuetsu Financial Group Inc.	13,100	239,252
Daito Trust Construction Co. Ltd.	8,400	657,191
Daiwa House Industry Co. Ltd.	83,200	1,835,074
Daiwa House REIT Investment Corp.	360	935,326
Daiwa Office Investment Corp.	83	434,115
Daiwa Securities Group Inc.	302,500	1,327,532
Daiwa Securities Living Investments Corp.	512	518,150
Daiwabo Holdings Co. Ltd.	6,700	484,139
DCM Holdings Co. Ltd.	34,300	431,143
DeNA Co. Ltd.	32,000	360,465
Denka Co. Ltd.	19,300	458,907
Denso Corp.	60,800	2,224,292
Dentsu Group Inc.	35,900	797,250

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
DIC Corp.	20,200	$483,554
Digital Garage Inc.	9,400	313,393
Dip Corp.	11,100	208,814
Disco Corp.	2,900	690,372
DMG Mori Co. Ltd.	29,700	315,455
Dowa Holdings Co. Ltd.	17,600	512,702
DTS Corp.	19,300	368,732
Duskin Co. Ltd.	14,100	349,666
Earth Corp.	6,000	409,723
East Japan Railway Co.	43,700	2,509,247
Ebara Corp.	19,300	453,796
EDION Corp.	30,600	294,337
Eiken Chemical Co. Ltd.	14,400	255,367
Eisai Co. Ltd.	39,200	3,146,604
Elecom Co. Ltd.	5,100	251,792
Electric Power Development Co. Ltd.	25,100	340,665
ENEOS Holdings Inc.	529,100	1,837,563
en-japan Inc.	12,900	308,805
Ezaki Glico Co. Ltd.	9,800	452,322
FamilyMart Co. Ltd.	39,500	880,933
Fancl Corp.	18,800	538,769
FANUC Corp.	29,800	4,990,154
Fast Retailing Co. Ltd.	9,600	5,089,189
FCC Co. Ltd.	15,200	233,758
FP Corp.	6,300	508,266
Frontier Real Estate Investment Corp.	98	273,618
Fuji Corp./Aichi	22,700	397,835
Fuji Electric Co. Ltd.	11,200	304,020
Fuji Kyuko Co. Ltd.	5,900	156,303
Fuji Oil Holdings Inc.	15,000	398,373
Fuji Seal International Inc.	19,200	342,124
Fuji Soft Inc.	5,700	255,268
FUJIFILM Holdings Corp.	52,300	2,333,293
Fujikura Ltd.	105,100	281,314
Fujitec Co. Ltd.	29,200	498,772
Fujitsu General Ltd.	21,600	524,831
Fujitsu Ltd.	30,700	4,099,915
Fujiya Co. Ltd.	15,600	303,354
Fukuoka Financial Group Inc.	18,300	264,989
Fukuoka REIT Corp.	199	230,564
Fukuyama Transporting Co. Ltd.	12,300	425,783
Funai Soken Holdings Inc.	11,000	230,966
Furukawa Electric Co. Ltd.	19,500	462,371
Fuyo General Lease Co. Ltd.	7,500	421,356
Giken Ltd.	7,600	275,305
Global One Real Estate Investment Corp.	295	266,736
Glory Ltd.	17,300	375,191
GLP J-REIT	444	737,830
GMO internet Inc.	22,200	640,405
GMO Payment Gateway Inc.	5,900	613,828
GNI Group Ltd.(a)(b)	13,800	172,810
Goldwin Inc.	6,000	355,812
GS Yuasa Corp.	21,600	332,999
GungHo Online Entertainment Inc.	16,400	299,211
Gunma Bank Ltd. (The)	130,500	408,545
H.U. Group Holdings Inc.	17,200	384,247
H2O Retailing Corp.	22,400	128,176
Hachijuni Bank Ltd. (The)	87,000	320,912
Hakuhodo DY Holdings Inc.	37,600	411,100
Hamakyorex Co. Ltd.	7,200	213,487

Security	Shares	Value
Japan (continued)
Hamamatsu Photonics KK	12,400	$534,796
Hankyu Hanshin Holdings Inc.	36,800	1,049,390
Hankyu Hanshin REIT Inc.	192	206,292
Hanwa Co. Ltd.	12,000	211,671
Harmonic Drive Systems Inc.(b)	11,300	626,293
Haseko Corp.	44,800	526,685
Hazama Ando Corp.	60,500	321,583
Heiwa Corp.	12,400	206,999
Heiwa Real Estate Co. Ltd.	11,700	283,841
Heiwa Real Estate REIT Inc.	413	427,726
Heiwado Co. Ltd.	9,000	169,479
Hikari Tsushin Inc.	3,200	690,060
Hino Motors Ltd.	78,200	448,949
Hirose Electric Co. Ltd.	4,305	450,736
Hiroshima Bank Ltd. (The)	89,000	405,732
HIS Co. Ltd.	12,600	147,773
Hisamitsu Pharmaceutical Co. Inc.	7,600	331,013
Hitachi Capital Corp.	21,300	509,081
Hitachi Construction Machinery Co. Ltd.	9,500	271,352
Hitachi Ltd.	164,400	4,863,740
Hitachi Metals Ltd.	18,800	243,957
Hitachi Transport System Ltd.	16,300	481,770
Hitachi Zosen Corp.	94,800	332,647
Hogy Medical Co. Ltd.	6,100	183,467
Hokkaido Electric Power Co. Inc.	45,800	176,304
Hokuhoku Financial Group Inc.	45,300	377,036
Hokuriku Electric Power Co.	34,700	221,859
Honda Motor Co. Ltd.	263,500	6,290,306
Horiba Ltd.	8,600	439,232
Hoshino Resorts REIT Inc.(b)	106	410,546
Hoshizaki Corp.	6,500	494,278
Hosiden Corp.	21,300	181,512
House Foods Group Inc.	13,400	407,462
Hoya Corp.	57,200	5,637,227
Hulic Co. Ltd.	39,800	341,046
Hulic Reit Inc.	252	297,690
Ibiden Co. Ltd.	10,900	292,990
Ichibanya Co. Ltd.	4,100	180,706
Ichigo Inc.	137,800	323,223
Ichigo Office REIT Investment Corp.	551	360,107
Idemitsu Kosan Co. Ltd.	18,800	387,629
IHI Corp.	27,600	341,443
Iida Group Holdings Co. Ltd.	31,800	489,647
Inaba Denki Sangyo Co. Ltd.	10,600	243,119
Industrial & Infrastructure Fund Investment Corp.	419	782,281
Infocom Corp.	8,200	259,813
Infomart Corp.	61,500	380,994
Inpex Corp.	177,900	1,008,038
Internet Initiative Japan Inc.	8,800	311,700
Invesco Office J-Reit Inc.	3,659	432,242
Invincible Investment Corp.	1,627	372,396
Iriso Electronics Co. Ltd.	10,500	314,811
Isetan Mitsukoshi Holdings Ltd.	76,400	346,846
Isuzu Motors Ltd.	84,100	683,665
Ito En Ltd.	5,400	317,677
ITOCHU Corp.	215,600	4,690,060
Itochu Techno-Solutions Corp.	13,300	537,761
Itoham Yonekyu Holdings Inc.	74,400	446,836
Iwatani Corp.	12,000	422,208
Iyo Bank Ltd. (The)	88,800	522,402

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Izumi Co. Ltd.	15,200	$582,957
J Front Retailing Co. Ltd.	66,500	383,037
Jafco Co. Ltd.	13,100	461,529
Japan Airlines Co. Ltd.	20,200	326,987
Japan Airport Terminal Co. Ltd.	12,900	443,502
Japan Aviation Electronics Industry Ltd.	26,900	339,144
Japan Display Inc.(a)	262,100	116,511
Japan Excellent Inc.	483	510,729
Japan Exchange Group Inc.	79,200	1,872,695
Japan Hotel REIT Investment Corp.	1,225	442,010
Japan Lifeline Co. Ltd.	14,100	172,966
Japan Logistics Fund Inc.	193	578,653
Japan Material Co. Ltd.	21,600	325,032
Japan Petroleum Exploration Co. Ltd.	13,300	213,847
Japan Post Bank Co. Ltd.	60,600	450,502
Japan Post Holdings Co. Ltd.	226,000	1,533,243
Japan Post Insurance Co. Ltd.	36,400	480,605
Japan Prime Realty Investment Corp.	165	434,309
Japan Real Estate Investment Corp.	168	858,035
Japan Retail Fund Investment Corp.	389	466,888
Japan Steel Works Ltd. (The)	11,300	159,032
Japan Tobacco Inc.	182,700	3,131,111
JCR Pharmaceuticals Co. Ltd.	4,900	478,738
Jeol Ltd.	8,700	240,272
JFE Holdings Inc.	84,000	543,422
JGC Holdings Corp.	52,500	528,327
JINS Holdings Inc.	4,800	325,054
JSR Corp.	29,800	640,081
JTEKT Corp.	44,700	295,943
Justsystems Corp.	8,700	670,623
Kadokawa Corp.	20,900	425,986
Kagome Co. Ltd.	19,000	575,948
Kajima Corp.	72,600	793,773
Kakaku.com Inc.	18,700	449,769
Kaken Pharmaceutical Co. Ltd.	9,200	415,492
Kamigumi Co. Ltd.	23,400	424,489
Kanamoto Co. Ltd.	8,200	164,962
Kandenko Co. Ltd.	37,000	289,057
Kaneka Corp.	13,500	315,379
Kanematsu Corp.	34,300	372,424
Kansai Electric Power Co. Inc. (The)	124,100	1,175,505
Kansai Paint Co. Ltd.	25,900	497,276
Kao Corp.	75,300	5,438,294
Katitas Co. Ltd.	11,800	267,182
Kato Sangyo Co. Ltd.	8,900	277,783
Kawasaki Heavy Industries Ltd.	26,300	356,703
Kawasaki Kisen Kaisha Ltd.(a)(b)	19,900	180,498
KDDI Corp.	271,300	8,362,496
Keihan Holdings Co. Ltd.	14,600	591,015
Keihin Corp.	15,700	374,495
Keikyu Corp.	38,500	500,686
Keio Corp.	12,200	604,634
Keisei Electric Railway Co. Ltd.	19,600	475,865
Kenedix Inc.	79,100	359,852
Kenedix Office Investment Corp.	83	453,741
Kenedix Residential Next Investment Corp.	348	636,228
Kenedix Retail REIT Corp.	135	234,300
Kewpie Corp.	16,900	300,022
Keyence Corp.	29,700	12,421,583
KH Neochem Co. Ltd.	13,700	249,821

Security	Shares	Value
Japan (continued)
Kikkoman Corp.	20,200	$939,024
Kinden Corp.	38,000	588,348
Kintetsu Group Holdings Co. Ltd.	21,100	818,216
Kirin Holdings Co. Ltd.	139,200	2,677,885
Kissei Pharmaceutical Co. Ltd.	9,400	196,126
Kitz Corp.	52,700	330,964
Kiyo Bank Ltd. (The)	20,200	284,286
KLab Inc.(a)	20,700	123,930
Kobayashi Pharmaceutical Co. Ltd.	7,100	628,544
Kobe Bussan Co. Ltd.	12,100	745,020
Kobe Steel Ltd.(a)	118,300	378,184
Koei Tecmo Holdings Co. Ltd.	10,900	419,072
Koito Manufacturing Co. Ltd.	10,600	413,553
Kokuyo Co. Ltd.	18,400	193,171
Komatsu Ltd.	135,700	2,651,624
KOMEDA Holdings Co. Ltd.	12,500	196,964
Konami Holdings Corp.	8,700	264,546
Konica Minolta Inc.	129,000	339,185
Kose Corp.	3,800	380,970
Kotobuki Spirits Co. Ltd.	6,900	205,244
K’s Holdings Corp.	39,100	502,941
Kubota Corp.	169,800	2,414,587
Kumagai Gumi Co. Ltd.	12,400	282,293
Kuraray Co. Ltd.	50,400	491,940
Kureha Corp.	4,200	172,004
Kurita Water Industries Ltd.	10,600	283,622
Kusuri no Aoki Holdings Co. Ltd.	3,700	344,699
Kyocera Corp.	45,300	2,503,861
KYORIN Holdings Inc.	11,100	201,885
Kyoritsu Maintenance Co. Ltd.	9,800	269,725
Kyowa Exeo Corp.	16,800	394,696
Kyowa Kirin Co. Ltd.	37,200	914,783
Kyudenko Corp.	14,500	407,997
Kyushu Electric Power Co. Inc.	74,500	622,889
Kyushu Financial Group Inc.	86,000	348,945
Kyushu Railway Co.	19,900	391,111
LaSalle Logiport REIT	304	554,060
Lasertec Corp.	13,100	1,139,885
Lawson Inc.	4,400	218,481
Leopalace21 Corp.(a)	63,900	93,073
LINE Corp.(a)	6,100	322,510
Lintec Corp.	13,300	307,813
Lion Corp.	36,600	944,684
LIXIL Group Corp.	40,900	543,889
M3 Inc.	73,400	3,734,910
Mabuchi Motor Co. Ltd.	14,200	422,387
Macnica Fuji Electronics Holdings Inc.	19,400	290,092
Maeda Corp.	52,100	352,819
Maeda Road Construction Co. Ltd.	10,900	198,247
Makino Milling Machine Co. Ltd.	12,800	360,768
Makita Corp.	37,700	1,438,754
Mandom Corp.	17,400	251,299
Mani Inc.	19,200	491,032
Marubeni Corp.	293,000	1,344,037
Maruha Nichiro Corp.	16,900	323,039
Marui Group Co. Ltd.	28,900	416,293
Maruichi Steel Tube Ltd.	15,800	372,547
Maruzen Showa Unyu Co. Ltd.	9,000	266,433
Matsui Securities Co. Ltd.	26,200	213,357
Matsumotokiyoshi Holdings Co. Ltd.	7,500	249,338

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Mazda Motor Corp.	79,500	$444,382
McDonald’s Holdings Co. Japan Ltd.	10,100	481,453
MCUBS MidCity Investment Corp.	405	263,156
Mebuki Financial Group Inc.	234,800	519,656
Medipal Holdings Corp.	28,500	524,014
Megmilk Snow Brand Co. Ltd.	18,200	409,685
Meidensha Corp.	16,300	240,962
MEIJI Holdings Co. Ltd.	12,800	999,981
Meitec Corp.	8,800	406,999
Menicon Co. Ltd.	9,400	458,753
Milbon Co. Ltd.	4,900	222,453
MINEBEA MITSUMI Inc.	49,900	812,710
Mirai Corp.	1,050	328,218
Mirait Holdings Corp.	22,100	303,501
MISUMI Group Inc.	42,800	1,009,583
Mitsubishi Chemical Holdings Corp.	229,600	1,228,674
Mitsubishi Corp.	215,300	4,315,978
Mitsubishi Electric Corp.	301,600	3,909,418
Mitsubishi Estate Co. Ltd.	202,700	2,912,147
Mitsubishi Estate Logistics REIT Investment Corp.	84	382,540
Mitsubishi Gas Chemical Co. Inc.	37,600	592,823
Mitsubishi Heavy Industries Ltd.	43,300	1,001,924
Mitsubishi Logistics Corp.	21,200	566,443
Mitsubishi Materials Corp.	9,800	199,003
Mitsubishi Motors Corp.	177,800	346,418
Mitsubishi UFJ Financial Group Inc.	2,008,500	7,469,424
Mitsubishi UFJ Lease & Finance Co. Ltd.	81,100	341,336
Mitsui & Co. Ltd.	286,600	4,266,607
Mitsui Chemicals Inc.	23,100	438,273
Mitsui E&S Holdings Co. Ltd.(a)	45,700	175,487
Mitsui Fudosan Co. Ltd.	153,300	2,389,468
Mitsui Fudosan Logistics Park Inc.	93	507,529
Mitsui Mining & Smelting Co. Ltd.	15,300	319,660
Mitsui OSK Lines Ltd.	31,300	511,848
Miura Co. Ltd.	14,100	528,767
Mixi Inc.	10,600	206,125
Mizuho Financial Group Inc.	4,028,000	4,861,182
Mizuho Leasing Co. Ltd.	16,700	366,917
Mochida Pharmaceutical Co. Ltd.	6,000	219,616
Money Forward Inc.(a)	6,000	404,616
MonotaRO Co. Ltd.	18,300	779,736
Mori Hills REIT Investment Corp.	393	509,603
Mori Trust Hotel Reit Inc.	79	64,706
Mori Trust Sogo REIT Inc.	255	296,893
Morinaga & Co. Ltd./Japan	9,200	333,699
Morinaga Milk Industry Co. Ltd.	11,200	521,177
MOS Food Services Inc.	10,800	276,716
MS&AD Insurance Group Holdings Inc.	65,000	1,620,543
Murata Manufacturing Co. Ltd.	94,700	5,919,534
Nabtesco Corp.	10,700	320,808
Nachi-Fujikoshi Corp.	8,100	223,319
Nagase & Co. Ltd.	32,100	367,967
Nagoya Railroad Co. Ltd.	17,800	448,830
Nakanishi Inc.	27,700	435,162
Nankai Electric Railway Co. Ltd.	11,100	217,108
NEC Corp.	35,500	1,977,632
NEC Networks & System Integration Corp.	15,900	335,354
NET One Systems Co. Ltd.	17,400	673,915
Nexon Co. Ltd.	80,900	2,088,877
NGK Insulators Ltd.	40,000	494,467

Security	Shares	Value
Japan (continued)
NGK Spark Plug Co. Ltd.	15,500	$206,559
NH Foods Ltd.	13,000	568,665
NHK Spring Co. Ltd.	44,300	245,948
Nichias Corp.	15,400	331,654
Nichirei Corp.	9,600	271,666
Nidec Corp.	73,800	5,845,786
Nifco Inc./Japan	25,700	573,164
Nihon Kohden Corp.	11,700	402,246
Nihon M&A Center Inc.	25,200	1,220,316
Nihon Parkerizing Co. Ltd.	31,800	307,383
Nihon Unisys Ltd.	16,200	489,539
Nikkon Holdings Co. Ltd.	20,700	373,747
Nikon Corp.	50,400	349,887
Nintendo Co. Ltd.	17,700	7,774,407
Nippo Corp.	18,800	498,050
Nippon Accommodations Fund Inc.	39	251,196
Nippon Building Fund Inc.	188	1,052,644
Nippon Ceramic Co. Ltd.	8,500	163,279
Nippon Densetsu Kogyo Co. Ltd.	9,300	188,146
Nippon Electric Glass Co. Ltd.	30,600	496,639
Nippon Express Co. Ltd.	12,000	568,618
Nippon Flour Mills Co. Ltd.	15,000	235,647
Nippon Gas Co. Ltd.	9,100	426,468
Nippon Kayaku Co. Ltd.	49,000	476,885
Nippon Light Metal Holdings Co. Ltd.	206,500	337,884
Nippon Paint Holdings Co. Ltd.	20,600	1,398,922
Nippon Paper Industries Co. Ltd.	26,600	333,601
Nippon Prologis REIT Inc.	333	1,148,004
Nippon REIT Investment Corp.	167	504,649
Nippon Seiki Co. Ltd.	19,400	217,615
Nippon Shinyaku Co. Ltd.	7,000	538,258
Nippon Shokubai Co. Ltd.	6,900	341,965
Nippon Soda Co. Ltd.	10,100	257,826
Nippon Steel Corp.	135,500	1,098,943
Nippon Suisan Kaisha Ltd.	81,000	336,319
Nippon Telegraph & Telephone Corp.	201,800	4,663,750
Nippon Yusen KK	39,500	508,087
Nipro Corp.	40,300	429,186
Nishimatsu Construction Co. Ltd.	12,700	234,109
Nishi-Nippon Financial Holdings Inc.	30,400	188,904
Nishi-Nippon Railroad Co. Ltd.	16,700	415,881
Nissan Chemical Corp.	18,400	962,376
Nissan Motor Co. Ltd.	361,200	1,233,266
Nisshin Oillio Group Ltd. (The)	10,100	304,251
Nisshin Seifun Group Inc.	30,400	464,353
Nisshinbo Holdings Inc.	43,700	259,150
Nissin Foods Holdings Co. Ltd.	8,000	717,299
Nissin Kogyo Co. Ltd.	9,900	204,217
Nitori Holdings Co. Ltd.	11,300	2,476,317
Nitta Corp.	12,000	252,190
Nitto Boseki Co. Ltd.	8,300	388,192
Nitto Denko Corp.	18,800	1,057,978
Nittoku Co. Ltd.	9,600	261,496
Noevir Holdings Co. Ltd.	3,700	152,752
NOF Corp.	10,600	394,004
NOK Corp.	36,300	392,080
Nomura Co. Ltd.	40,400	257,539
Nomura Holdings Inc.	533,900	2,472,816
Nomura Real Estate Holdings Inc.	22,100	366,208
Nomura Real Estate Master Fund Inc.	480	593,814

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Nomura Research Institute Ltd.	45,800	$1,202,505
NS Solutions Corp.	13,800	359,716
NSD Co. Ltd.	17,800	324,585
NSK Ltd.	75,100	497,210
NTN Corp.	163,900	282,132
NTT Data Corp.	86,400	973,256
NTT Docomo Inc.	183,400	5,043,370
Obayashi Corp.	87,000	771,834
OBIC Business Consultants Co. Ltd.	8,400	491,781
Obic Co. Ltd.	8,300	1,484,470
Odakyu Electric Railway Co. Ltd.	43,000	893,105
Ogaki Kyoritsu Bank Ltd. (The)	8,700	169,425
Ohsho Food Service Corp.	3,500	166,178
Oji Holdings Corp.	164,500	684,574
Oki Electric Industry Co. Ltd.	40,400	356,886
Okinawa Electric Power Co. Inc. (The)	12,600	196,156
OKUMA Corp.	7,000	269,129
Okumura Corp.	7,700	182,068
Olympus Corp.	191,000	3,402,521
Omron Corp.	22,500	1,602,431
One REIT Inc.	152	345,605
Ono Pharmaceutical Co. Ltd.	51,500	1,443,491
Open House Co. Ltd.	20,800	589,002
Oracle Corp. Japan	6,100	731,562
Organo Corp.	2,200	110,281
Oriental Land Co. Ltd.	30,600	3,666,906
ORIX Corp.	214,900	2,308,961
Orix JREIT Inc.	406	521,852
Osaka Gas Co. Ltd.	49,200	904,614
OSG Corp.	33,200	448,403
OSJB Holdings Corp.	143,200	304,738
Otsuka Corp.	12,400	640,348
Otsuka Holdings Co. Ltd.	52,000	2,149,248
Outsourcing Inc.	35,100	193,211
PALTAC Corp.	9,300	503,131
Pan Pacific International Holdings Corp.	72,400	1,645,486
Panasonic Corp.	391,100	3,329,140
Paramount Bed Holdings Co. Ltd.	4,800	204,521
Penta-Ocean Construction Co. Ltd.	84,000	438,551
PeptiDream Inc.(a)	14,300	574,137
Persol Holdings Co. Ltd.	43,300	547,956
Pigeon Corp.	13,500	522,865
Pilot Corp.	6,200	170,935
PKSHA Technology Inc.(a)	9,400	199,771
Pola Orbis Holdings Inc.	24,300	400,595
Premier Investment Corp.	308	345,783
Prestige International Inc.	39,800	309,049
Prima Meat Packers Ltd.	10,000	265,015
Raksul Inc.(a)(b)	11,900	327,185
Rakus Co. Ltd.	12,800	295,757
Rakuten Inc.	141,300	1,289,648
Recruit Holdings Co. Ltd.	213,600	6,602,145
Relo Group Inc.	18,700	323,310
Renesas Electronics Corp.(a)	137,200	750,039
Rengo Co. Ltd.	52,700	396,259
Resona Holdings Inc.	423,900	1,378,387
Resorttrust Inc.	32,100	357,645
Ricoh Co. Ltd.	131,600	840,159
Rinnai Corp.	5,000	408,588
Rock Field Co. Ltd.	21,000	241,521

Security	Shares	Value
Japan (continued)
Rohm Co. Ltd.	9,900	$624,544
Rohto Pharmaceutical Co. Ltd.	9,500	292,467
Rorze Corp.	4,300	217,583
Round One Corp.(b)	31,000	183,836
RPA Holdings Inc.(a)(b)	11,900	78,110
RS Technologies Co. Ltd.	4,700	175,811
Ryohin Keikaku Co. Ltd.	38,200	457,764
Sakai Moving Service Co. Ltd.	6,200	263,880
Sakata Seed Corp.	11,800	359,926
San-A Co. Ltd.	4,900	183,988
SanBio Co. Ltd.(a)(b)	9,000	113,894
Sangetsu Corp.	12,100	165,369
San-in Godo Bank Ltd. (The)	61,300	284,671
Sankyo Co. Ltd.	12,200	304,279
Sankyu Inc.	10,300	355,088
Sanrio Co. Ltd.	24,600	355,982
Sansan Inc.(a)	3,500	171,806
Santen Pharmaceutical Co. Ltd.	49,800	838,400
Sanwa Holdings Corp.	41,500	354,043
Sapporo Holdings Ltd.	21,000	359,699
Sato Holdings Corp.	7,200	148,862
Sawai Pharmaceutical Co. Ltd.	8,300	392,509
SBI Holdings Inc.	38,800	809,908
SCREEN Holdings Co. Ltd.	7,800	384,356
SCSK Corp.	4,800	242,429
Secom Co. Ltd.	29,200	2,507,947
Sega Sammy Holdings Inc.	36,700	412,714
Seibu Holdings Inc.	29,100	259,266
Seiko Epson Corp.	40,800	428,722
Seino Holdings Co. Ltd.	45,100	554,952
Seiren Co. Ltd.	21,000	240,329
Sekisui Chemical Co. Ltd.	48,500	656,881
Sekisui House Ltd.	92,800	1,683,443
Sekisui House Reit Inc.	362	236,586
Senko Group Holdings Co. Ltd.	40,100	296,967
Seria Co. Ltd.	9,200	368,070
Seven & i Holdings Co. Ltd.	121,900	3,696,315
Seven Bank Ltd.	205,100	498,541
SG Holdings Co. Ltd.	20,400	746,694
Sharp Corp.	26,900	262,054
Shibaura Machine Co. Ltd.	10,400	193,875
SHIFT Inc.(a)	3,100	325,452
Shiga Bank Ltd. (The)	9,600	208,017
Shikoku Electric Power Co. Inc.	54,100	363,293
Shima Seiki Manufacturing Ltd.	16,100	189,277
Shimachu Co. Ltd.	11,800	321,199
Shimadzu Corp.	36,700	923,661
Shimamura Co. Ltd.	7,000	485,293
Shimano Inc.	9,600	2,088,338
Shimizu Corp.	80,700	577,028
Shin-Etsu Chemical Co. Ltd.	53,500	6,211,222
Shinko Electric Industries Co. Ltd.	25,700	382,595
Shinsei Bank Ltd.	36,500	410,120
Shionogi & Co. Ltd.	40,100	2,373,838
Ship Healthcare Holdings Inc.	11,800	506,687
Shiseido Co. Ltd.	60,400	3,341,909
Shizuoka Bank Ltd. (The)	76,600	495,549
SHO-BOND Holdings Co. Ltd.	10,900	467,010
Shochiku Co. Ltd.	2,600	292,140
Showa Corp.	17,900	376,860

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Showa Denko KK	15,400	$316,943
Skylark Holdings Co. Ltd.(b)	37,100	514,059
SMC Corp.	8,300	4,323,097
SMS Co. Ltd.	20,400	504,163
Softbank Corp.	279,800	3,743,281
SoftBank Group Corp.	256,600	16,005,646
Sohgo Security Services Co. Ltd.	11,000	516,552
Sojitz Corp.	209,400	437,694
Sompo Holdings Inc.	46,900	1,532,578
Sony Corp.	202,500	15,467,606
Sosei Group Corp.(a)	22,900	296,944
Sotetsu Holdings Inc.	17,100	405,140
Square Enix Holdings Co. Ltd.	10,200	544,103
Stanley Electric Co. Ltd.	12,600	299,835
Starts Corp. Inc.	8,400	152,937
Subaru Corp.	88,500	1,669,472
Sugi Holdings Co. Ltd.	9,200	666,528
SUMCO Corp.	41,100	627,793
Sumitomo Bakelite Co. Ltd.	9,600	230,716
Sumitomo Chemical Co. Ltd.	266,200	762,873
Sumitomo Corp.	202,300	2,238,636
Sumitomo Dainippon Pharma Co. Ltd.	28,500	354,734
Sumitomo Electric Industries Ltd.	128,000	1,411,596
Sumitomo Forestry Co. Ltd.	35,800	400,900
Sumitomo Heavy Industries Ltd.	23,200	449,606
Sumitomo Metal Mining Co. Ltd.	37,900	1,123,414
Sumitomo Mitsui Construction Co. Ltd.	46,200	178,281
Sumitomo Mitsui Financial Group Inc.	209,400	5,545,446
Sumitomo Mitsui Trust Holdings Inc.	46,900	1,202,109
Sumitomo Osaka Cement Co. Ltd.	12,700	425,816
Sumitomo Realty & Development Co. Ltd.	45,300	1,152,316
Sumitomo Rubber Industries Ltd.	42,200	349,638
Sumitomo Warehouse Co. Ltd. (The)	22,500	252,601
Sundrug Co. Ltd.	14,400	491,667
Suntory Beverage & Food Ltd.	17,100	642,888
Suruga Bank Ltd.	61,700	205,997
Sushiro Global Holdings Ltd.	24,400	516,016
Suzuken Co. Ltd.	6,700	237,317
Suzuki Motor Corp.	55,500	1,822,529
Sysmex Corp.	23,700	1,822,611
Systena Corp.	25,200	378,012
T&D Holdings Inc.	87,900	717,466
Tadano Ltd.	39,900	319,260
Taiheiyo Cement Corp.	10,800	233,406
Taikisha Ltd.	5,800	161,827
Taisei Corp.	20,200	691,611
Taisho Pharmaceutical Holdings Co. Ltd.	6,300	355,727
Taiyo Holdings Co. Ltd.	4,800	226,085
Taiyo Nippon Sanso Corp.	28,000	439,346
Taiyo Yuden Co. Ltd.	21,500	675,116
Takara Bio Inc.	11,500	305,419
Takara Holdings Inc.	41,300	353,118
Takasago Thermal Engineering Co. Ltd.	11,600	153,489
Takashimaya Co. Ltd.	38,900	257,543
Takeda Pharmaceutical Co. Ltd.	251,354	8,929,212
Takeuchi Manufacturing Co. Ltd.	13,800	228,543
Takuma Co. Ltd.	23,900	331,160
TDK Corp.	19,600	2,165,213
TechnoPro Holdings Inc.	8,400	427,428
Teijin Ltd.	23,300	334,746

Security	Shares	Value
Japan (continued)
Terumo Corp.	114,900	$4,319,753
THK Co. Ltd.	11,700	271,890
TIS Inc.	29,700	638,214
TKC Corp.	4,000	220,183
Toagosei Co. Ltd.	36,800	346,316
Tobu Railway Co. Ltd.	23,900	665,936
Tocalo Co. Ltd.	28,400	316,152
Toda Corp.	65,400	416,289
Toei Co. Ltd.	1,700	224,941
Toho Co. Ltd.	15,100	447,730
Toho Gas Co. Ltd.	13,300	576,128
Toho Holdings Co. Ltd.	14,900	253,383
Tohoku Electric Power Co. Inc.	79,600	750,602
Tokai Carbon Co. Ltd.(b)	52,400	452,485
TOKAI Holdings Corp.	24,300	225,924
Tokai Rika Co. Ltd.	28,700	355,866
Tokai Tokyo Financial Holdings Inc.	83,400	178,269
Tokio Marine Holdings Inc.	95,800	4,019,378
Tokuyama Corp.	16,300	377,707
Tokyo Century Corp.	11,200	621,810
Tokyo Dome Corp.	40,900	243,706
Tokyo Electric Power Co. Holdings Inc.(a)	292,900	775,674
Tokyo Electron Ltd.	23,100	6,292,254
Tokyo Gas Co. Ltd.	51,400	1,084,344
Tokyo Ohka Kogyo Co. Ltd.	10,900	569,072
Tokyo Seimitsu Co. Ltd.	14,900	469,280
Tokyo Steel Manufacturing Co. Ltd.	48,800	273,701
Tokyo Tatemono Co. Ltd.	34,500	368,722
Tokyu Corp.	77,900	863,509
Tokyu Fudosan Holdings Corp.	86,700	330,465
Tokyu REIT Inc.	380	475,135
Tomy Co. Ltd.	41,400	308,944
Topcon Corp.	44,700	289,601
Toppan Printing Co. Ltd.	42,200	631,823
Toray Industries Inc.	222,900	957,334
Toshiba Corp.	60,900	1,843,185
Toshiba TEC Corp.	6,000	229,547
Tosoh Corp.	39,700	530,184
Totetsu Kogyo Co. Ltd.	9,700	230,642
TOTO Ltd.	12,400	463,255
Toyo Ink SC Holdings Co. Ltd.	9,000	161,733
Toyo Seikan Group Holdings Ltd.	25,800	281,108
Toyo Suisan Kaisha Ltd.	12,400	750,591
Toyo Tire Corp.	27,400	363,848
Toyobo Co. Ltd.	22,700	313,029
Toyoda Gosei Co. Ltd.	20,900	404,044
Toyota Boshoku Corp.	23,500	272,941
Toyota Industries Corp.	18,500	934,361
Toyota Motor Corp.	345,500	20,315,648
Toyota Tsusho Corp.	18,700	470,109
Trancom Co. Ltd.	2,400	172,969
Trend Micro Inc.	15,800	919,039
Trusco Nakayama Corp.	9,900	232,214
TS Tech Co. Ltd.	14,600	368,280
Tsubaki Nakashima Co. Ltd.	38,000	250,865
Tsubakimoto Chain Co.	9,800	227,829
Tsumura & Co.	15,700	390,681
Tsuruha Holdings Inc.	5,200	717,564
Ube Industries Ltd.	22,300	361,297
Ulvac Inc.	10,800	316,656

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Unicharm Corp.	55,400	$2,493,079
United Urban Investment Corp.	420	408,758
Universal Entertainment Corp.(a)	10,600	185,472
Ushio Inc.	38,900	454,011
USS Co. Ltd.	38,200	567,599
Valor Holdings Co. Ltd.	13,600	294,690
Wacoal Holdings Corp.	10,200	171,335
Welcia Holdings Co. Ltd.	7,600	697,248
West Japan Railway Co.	20,100	860,804
Yakult Honsha Co. Ltd.	15,400	875,381
Yamada Denki Co. Ltd.	132,100	570,980
Yamaguchi Financial Group Inc.	51,800	304,245
Yamaha Corp.	14,400	660,550
Yamaha Motor Co. Ltd.	42,200	612,664
Yamato Holdings Co. Ltd.	48,100	1,226,043
Yamato Kogyo Co. Ltd.	19,500	395,422
Yamazaki Baking Co. Ltd.	24,800	414,702
Yaoko Co. Ltd.	6,700	532,299
Yaskawa Electric Corp.	38,200	1,259,122
Yokogawa Electric Corp.	36,800	557,934
Yokohama Rubber Co. Ltd. (The)	39,200	497,554
Yoshinoya Holdings Co. Ltd.	19,500	331,978
Z Holdings Corp.	470,800	2,480,238
Zenkoku Hosho Co. Ltd.	12,100	418,859
Zensho Holdings Co. Ltd.	19,600	352,589
Zeon Corp.	42,100	402,166
Zojirushi Corp.	9,800	131,340
ZOZO Inc.	26,400	714,121

		646,217,395

Netherlands — 4.0%
Aalberts NV	22,135	790,212
ABN AMRO Bank NV, CVA(c)	57,217	475,237
Adyen NV(a)(c)	2,880	4,825,735
Aegon NV	222,377	658,980
AerCap Holdings NV(a)	19,106	514,525
Akzo Nobel NV	32,711	3,084,403
Altice Europe NV(a)	72,012	341,468
Arcadis NV(a)(b)	8,956	183,745
ArcelorMittal SA(a)	92,448	1,021,046
Argenx SE(a)	8,451	1,952,692
ASM International NV	8,963	1,356,110
ASML Holding NV	69,839	24,750,609
ASR Nederland NV	27,057	874,421
Basic-Fit NV(a)(c)	5,172	133,632
BE Semiconductor Industries NV	7,161	316,868
Boskalis Westminster(a)(b)	11,720	221,327
Corbion NV	8,455	325,936
Davide Campari-Milano NV	112,735	1,134,861
Eurocommercial Properties NV(b)	6,600	81,323
Euronext NV(c)	11,652	1,335,136
EXOR NV	20,674	1,164,900
Flow Traders(c)	4,656	171,778
Heineken Holding NV	21,351	1,851,908
Heineken NV	43,686	4,248,411
IMCD NV	10,981	1,136,969
ING Groep NV	582,307	4,059,856
Intertrust NV(c)	16,940	314,095
Just Eat Takeaway.com NV(a)(c)	15,160	1,644,954
Just Eat Takeaway.com NV(a)(c)	6,311	683,363
Koninklijke Ahold Delhaize NV	188,531	5,455,290

Security	Shares	Value
Netherlands (continued)
Koninklijke BAM Groep NV(a)	33,202	$51,589
Koninklijke DSM NV	28,777	4,410,133
Koninklijke KPN NV	576,754	1,496,333
Koninklijke Philips NV(a)	153,212	7,951,691
Koninklijke Vopak NV	11,545	632,768
NN Group NV	48,460	1,776,422
NSI NV	3,323	119,062
OCI NV(a)(b)	8,865	104,933
Pharming Group NV(a)(b)	107,751	121,274
PostNL NV	124,554	303,555
Prosus NV(a)	83,065	8,064,220
QIAGEN NV(a)	38,273	1,908,522
Randstad NV	23,464	1,128,160
Rhi Magnesita NV	6,267	199,385
SBM Offshore NV	26,949	418,576
Shop Apotheke Europe NV(a)(c)	1,784	268,339
Signify NV(a)(c)	27,046	810,741
TKH Group NV	7,756	304,676
Unilever NV	243,639	14,428,203
Wolters Kluwer NV	48,298	3,818,534

		113,426,906

New Zealand — 0.4%
a2 Milk Co. Ltd.(a)	142,898	1,983,791
Auckland International Airport Ltd.	218,879	930,244
Chorus Ltd.	52,352	260,162
Contact Energy Ltd.	175,871	684,194
Fisher & Paykel Healthcare Corp. Ltd.	97,781	2,344,926
Fletcher Building Ltd.	191,269	430,659
Goodman Property Trust	181,147	267,890
Infratil Ltd.	212,064	682,317
Mercury NZ Ltd.	92,843	288,827
Meridian Energy Ltd.	271,469	878,878
Ryman Healthcare Ltd.	114,431	1,013,836
SKYCITY Entertainment Group Ltd.	65,121	108,017
Spark New Zealand Ltd.	384,009	1,261,132
Z Energy Ltd.	41,797	78,518

		11,213,391

Norway — 0.7%
Adevinta ASA(a)	39,018	630,900
Aker ASA, Class A	3,264	137,551
Atea ASA	11,406	131,663
Austevoll Seafood ASA	12,065	101,795
Borregaard ASA	12,716	168,074
DNB ASA(a)	160,686	2,452,188
DNO ASA	107,679	67,842
Entra ASA(c)	12,557	177,176
Equinor ASA	178,119	2,634,847
Gjensidige Forsikring ASA(a)	36,217	743,580
Kongsberg Gruppen ASA	12,211	185,071
Leroy Seafood Group ASA	54,753	318,187
Mowi ASA	76,909	1,387,587
NEL ASA(a)(b)	245,443	504,601
Nordic Semiconductor ASA(a)	29,109	285,997
Norsk Hydro ASA(a)	233,971	654,583
Norwegian Finans Holding ASA(a)	22,005	162,513
Orkla ASA	148,212	1,461,085
Salmar ASA(a)	4,868	231,420
Scatec Solar ASA(c)	11,464	197,994
Schibsted ASA, Class B(a)	22,360	736,890

64	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Norway (continued)
SpareBank 1 SMN	68,542	$588,116
SpareBank 1 SR-Bank ASA(a)	42,649	337,524
Storebrand ASA(a)	101,112	550,395
Subsea 7 SA(a)	40,830	306,893
Telenor ASA	134,174	2,081,586
TGS NOPEC Geophysical Co. ASA	29,078	427,898
Tomra Systems ASA(a)	24,317	999,855
Veidekke ASA(a)	25,736	349,237
Yara International ASA	35,361	1,481,222

		20,494,270

Portugal — 0.2%
Banco Comercial Portugues SA, Class R(a)(b)	1,008,194	117,073
EDP - Energias de Portugal SA	483,002	2,447,377
Galp Energia SGPS SA	105,576	1,111,108
Jeronimo Martins SGPS SA	49,300	833,359
Navigator Co. SA (The)	44,590	111,467
NOS SGPS SA	27,048	119,877
REN - Redes Energeticas Nacionais SGPS SA	55,903	161,958
Sonae SGPS SA	186,200	130,788

		5,033,007

Singapore — 1.1%
Ascendas REIT	297,160	767,116
Ascott Residence Trust(b)	306,253	199,881
CapitaLand Commercial Trust	408,742	479,891
CapitaLand Ltd.	392,800	790,584
CapitaLand Mall Trust	284,300	391,838
CapitaLand Retail China Trust	205,000	183,877
CDL Hospitality Trusts	110,800	78,375
City Developments Ltd.	33,900	202,218
ComfortDelGro Corp. Ltd.	398,500	395,216
DBS Group Holdings Ltd.(b)	313,300	4,516,839
ESR-REIT	562,451	159,962
Frasers Centrepoint Trust(b)	104,100	180,674
Frasers Logistics & Commercial Trust	795,287	782,934
Genting Singapore Ltd.(b)	1,427,400	765,069
Golden Agri-Resources Ltd.(b)	757,800	86,760
Jardine Cycle & Carriage Ltd.	21,200	309,196
Keppel Corp. Ltd.	246,900	972,260
Keppel DC REIT	183,650	399,094
Keppel Infrastructure Trust	1,718,100	682,830
Keppel REIT	243,900	195,646
Manulife US Real Estate Investment Trust	414,916	319,485
Mapletree Logistics Trust(b)	834,100	1,295,583
Mapletree North Asia Commercial Trust(b)	390,500	243,475
NetLink NBN Trust	1,345,600	942,008
OUE Commercial Real Estate Investment Trust(b)	827,648	229,349
Oversea-Chinese Banking Corp. Ltd.	565,100	3,527,497
Parkway Life REIT	71,500	185,619
SATS Ltd.(b)	76,300	152,455
Sembcorp Industries Ltd.	356,200	449,374
Silverlake Axis Ltd.	1,903,100	409,403
Singapore Airlines Ltd.(b)	192,800	480,840
Singapore Exchange Ltd.	95,200	567,187
Singapore Post Ltd.	251,700	130,319
Singapore Press Holdings Ltd.(b)	295,900	230,885
Singapore Technologies Engineering Ltd.(b)	206,300	491,943
Singapore Telecommunications Ltd.(b)	1,382,200	2,499,713
Soilbuild Business Space REIT	560,028	165,399
Starhill Global REIT	246,600	83,621

Security	Shares	Value
Singapore (continued)
Suntec REIT(b)	319,100	$311,817
United Overseas Bank Ltd.(b)	192,200	2,717,683
UOL Group Ltd.	76,400	368,824
Venture Corp. Ltd.	48,100	627,864
Wilmar International Ltd.	323,200	1,088,882
Wing Tai Holdings Ltd.	156,500	195,154
Yangzijiang Shipbuilding Holdings Ltd.(b)	278,500	185,829

		30,440,468

Spain — 2.1%
Acciona SA	2,040	226,274
Acerinox SA(a)	27,840	238,149
ACS Actividades de Construccion y Servicios SA	46,919	1,084,668
Aena SME SA(a)(c)	13,103	1,709,021
Almirall SA(a)	7,600	84,613
Amadeus IT Group SA	74,896	3,751,593
Applus Services SA(a)	15,955	123,766
Banco Bilbao Vizcaya Argentaria SA	1,110,226	3,461,965
Banco de Sabadell SA	1,163,509	397,620
Banco Santander SA(a)	2,741,112	5,862,332
Bankia SA	171,061	216,642
Bankinter SA	129,675	671,939
CaixaBank SA	648,817	1,396,351
Cellnex Telecom SA(c)	41,111	2,587,224
Cia. de Distribucion Integral Logista Holdings SA	10,661	198,428
Cie. Automotive SA	8,685	138,542
Ebro Foods SA	8,125	182,548
Enagas SA	23,187	585,936
Endesa SA	42,824	1,217,371
Faes Farma SA	36,890	155,732
Ferrovial SA	94,092	2,307,611
Gestamp Automocion SA(c)	35,334	85,236
Grifols SA	50,018	1,460,913
Grupo Catalana Occidente SA	16,908	399,874
Iberdrola SA	995,025	12,848,658
Iberdrola SA, New	22,424	289,565
Indra Sistemas SA(a)	23,333	175,756
Industria de Diseno Textil SA	194,382	5,176,373
Inmobiliaria Colonial Socimi SA	52,726	450,468
Mapfre SA	242,362	437,341
Masmovil Ibercom SA(a)	16,556	444,017
Mediaset Espana Comunicacion SA(a)	22,567	74,186
Melia Hotels International SA(a)	24,329	90,450
Merlin Properties Socimi SA	59,790	494,205
Naturgy Energy Group SA	49,736	925,714
Neinor Homes SA(a)(c)	9,956	119,613
Pharma Mar SA	3,617	380,876
Prosegur Cia. de Seguridad SA	45,234	119,281
Red Electrica Corp. SA	57,325	1,119,838
Repsol SA	256,149	1,993,057
Sacyr SA	63,227	142,803
Siemens Gamesa Renewable Energy SA	51,417	1,208,412
Tecnicas Reunidas SA(a)	5,462	68,270
Telefonica SA	831,710	3,489,447
Zardoya Otis SA	22,943	152,471

		58,745,149

Sweden — 3.3%
AAK AB(a)	31,195	552,266
AF Poyry AB(a)	12,273	314,406
Alfa Laval AB(a)	64,260	1,521,995

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Sweden (continued)
Arjo AB, Class B	38,040	$235,794
Assa Abloy AB, Class B	176,383	3,865,965
Atlas Copco AB, Class A	110,819	4,903,490
Atlas Copco AB, Class B	65,881	2,546,650
Avanza Bank Holding AB	13,355	259,648
Axfood AB	15,010	339,203
Beijer Ref AB	7,830	306,611
BillerudKorsnas AB	20,820	333,469
Boliden AB	50,117	1,363,552
Bonava AB, Class B	10,758	72,344
Bravida Holding AB(a)(c)	27,180	298,099
Castellum AB	41,454	889,863
Dios Fastigheter AB	13,578	92,161
Dometic Group AB(a)(c)	43,447	423,144
Electrolux AB, Series B	43,844	822,581
Electrolux Professional AB, Class B(a)	39,557	154,944
Elekta AB, Class B	74,230	760,981
Embracer Group AB(a)	45,407	731,948
Epiroc AB, Class A	132,492	1,853,141
Epiroc AB, Class B	63,833	869,824
EQT AB	66,462	1,558,187
Essity AB, Class B(a)	102,645	3,386,694
Evolution Gaming Group AB(c)	20,454	1,399,788
Fabege AB	49,961	638,515
Fastighets AB Balder, Class B(a)	13,204	545,287
Fortnox AB(a)	9,503	280,940
Getinge AB, Class B	41,506	995,884
Granges AB(a)	13,344	107,513
Hennes & Mauritz AB, Class B(b)	142,151	2,208,523
Hexagon AB, Class B(a)	47,838	3,111,895
Hexpol AB(a)	78,397	521,813
Holmen AB, Class B(a)	16,209	555,751
Hufvudstaden AB, Class A	11,780	153,313
Husqvarna AB, Class B	85,243	814,025
ICA Gruppen AB	17,481	861,060
Industrivarden AB, Class C(a)	31,390	771,472
Indutrade AB(a)	14,779	748,419
Intrum AB(b)	8,860	209,342
Investor AB, Class B	81,547	4,817,866
JM AB	8,015	236,950
Kindred Group PLC	34,007	238,019
Kinnevik AB, Class B	54,236	1,902,365
Klovern AB, Class B	86,780	138,448
Kungsleden AB	24,490	197,176
L E Lundbergforetagen AB, Class B(a)	12,414	581,803
Lifco AB, Class B	5,938	454,996
Loomis AB(a)	13,544	324,971
Lundin Energy AB	36,393	841,988
Millicom International Cellular SA, SDR	19,381	582,941
MIPS AB	5,826	245,994
Modern Times Group MTG AB, Class B(a)	12,801	174,653
Mycronic AB	10,180	193,728
NCC AB, Class B	14,003	243,581
Nibe Industrier AB, Class B(a)	70,162	1,685,053
Nolato AB, Class B(a)	2,393	199,372
Nordic Entertainment Group AB, Class B(a)	9,203	385,004
Nyfosa AB(a)	41,842	311,998
Pandox AB(a)	18,384	231,273
Peab AB, Class B(a)	21,180	197,897
PowerCell Sweden AB(a)	7,906	230,563

Security	Shares	Value
Sweden (continued)
Resurs Holding AB(c)	28,632	$143,226
Saab AB, Class B(a)	22,315	717,381
Samhallsbyggnadsbolaget i Norden AB	213,346	577,775
Sandvik AB(a)	191,219	3,555,854
Securitas AB, Class B(a)	61,621	920,021
Sinch AB(a)(c)	5,803	453,943
Skandinaviska Enskilda Banken AB, Class A(a)	264,669	2,561,952
Skanska AB, Class B(a)	61,589	1,243,198
SKF AB, Class B	85,183	1,572,835
SSAB AB, Class B(a)	72,727	206,189
Stillfront Group AB(a)	4,589	446,622
Svenska Cellulosa AB SCA, Class B(a)	121,205	1,466,556
Svenska Handelsbanken AB, Class A(a)	261,999	2,480,375
Sweco AB, Class B	8,717	500,453
Swedbank AB, Class A(a)	156,298	2,537,891
Swedish Match AB	31,185	2,400,232
Swedish Orphan Biovitrum AB(a)	37,718	790,685
Tele2 AB, Class B	93,619	1,328,168
Telefonaktiebolaget LM Ericsson, Class B	502,168	5,788,978
Telia Co. AB	406,693	1,585,107
Thule Group AB(c)	27,984	831,460
Vitrolife AB(a)	8,238	199,733
Volvo AB, Class B(a)	247,427	4,270,008
Wallenstam AB, Class B	29,490	368,964
Wihlborgs Fastigheter AB	34,202	574,209

		94,318,954

Switzerland — 8.9%
ABB Ltd., Registered	302,822	7,579,704
Adecco Group AG, Registered	33,504	1,589,939
Alcon Inc.(a)	74,410	4,498,791
Allreal Holding AG, Registered	1,730	345,734
ALSO Holding AG, Registered	945	247,235
Baloise Holding AG, Registered	10,097	1,540,578
Barry Callebaut AG, Registered	446	931,026
Belimo Holding AG	151	1,195,119
BKW AG	3,862	374,016
Bossard Holding AG, Class A, Registered	946	162,017
Bucher Industries AG, Registered	793	261,689
Burckhardt Compression Holding AG	1,216	308,110
Cembra Money Bank AG	2,339	256,346
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	140	1,086,512
Chocoladefabriken Lindt & Spruengli AG, Registered	12	1,030,230
Cie. Financiere Richemont SA, Registered	87,345	5,424,857
Clariant AG, Registered	46,901	886,773
Coca-Cola HBC AG	31,684	832,952
Conzzeta AG, Registered	178	166,906
Credit Suisse Group AG, Registered	425,576	4,544,405
Daetwyler Holding AG, Bearer	1,033	209,848
DKSH Holding AG	4,878	313,957
dormakaba Holding AG	452	253,651
Dufry AG, Registered(a)	5,782	147,076
Emmi AG, Registered	381	344,479
EMS-Chemie Holding AG, Registered	1,251	1,081,578
Flughafen Zurich AG, Registered(a)	3,399	429,686
Forbo Holding AG, Registered	201	313,752
Galenica AG(c)	4,553	340,086
Geberit AG, Registered	6,833	3,779,670
Georg Fischer AG, Registered	746	686,382
Givaudan SA, Registered	1,577	6,519,838

66	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Switzerland (continued)
Gurit Holding AG, Bearer	125	$221,776
Helvetia Holding AG, Registered	5,586	505,362
Huber + Suhner AG, Registered	2,197	170,988
Idorsia Ltd.(a)	19,806	545,607
Inficon Holding AG, Registered	220	179,686
Interroll Holding AG, Registered	75	177,256
Intershop Holding AG	911	559,799
Julius Baer Group Ltd.	43,294	1,903,661
Kardex Holding AG, Registered	1,384	239,770
Kuehne + Nagel International AG, Registered(a)	10,752	1,854,445
LafargeHolcim Ltd., Registered	84,224	3,982,054
Landis+Gyr Group AG(a)	3,943	242,726
Logitech International SA, Registered	29,742	2,166,978
Lonza Group AG, Registered	13,029	8,143,662
Mobilezone Holding AG, Registered	24,578	197,229
Mobimo Holding AG, Registered	810	228,388
Nestle SA, Registered	490,269	58,258,853
Novartis AG, Registered	354,737	29,429,484
OC Oerlikon Corp. AG, Registered	63,904	534,582
Partners Group Holding AG	3,456	3,347,727
PSP Swiss Property AG, Registered	5,578	624,819
Roche Holding AG, NVS	115,492	40,130,836
Schindler Holding AG, Participation Certificates, NVS	7,261	1,839,794
Schindler Holding AG, Registered	3,897	972,429
Schweiter Technologies AG, Bearer	142	175,139
SFS Group AG	2,405	227,361
SGS SA, Registered	806	2,118,441
Siegfried Holding AG, Registered	552	289,805
SIG Combibloc Group AG	73,555	1,286,424
Sika AG, Registered	23,197	5,112,673
Sonova Holding AG, Registered(a)	9,246	2,089,675
St. Galler Kantonalbank AG, Class A, Registered	436	197,463
Straumann Holding AG, Registered	1,957	1,927,097
Sulzer AG, Registered	3,178	262,708
Sunrise Communications Group AG(c)	7,024	657,462
Swatch Group AG (The), Bearer	5,300	1,112,784
Swiss Life Holding AG, Registered	5,452	1,995,131
Swiss Prime Site AG, Registered	13,343	1,219,600
Swiss Re AG	48,493	3,825,281
Swisscom AG, Registered	3,980	2,125,408
Tecan Group AG, Registered	2,094	883,453
Temenos AG, Registered	10,774	1,598,868
UBS Group AG, Registered	653,675	7,685,011
Valiant Holding AG, Registered	5,695	534,004
Valora Holding AG, Registered(a)	816	134,550
VAT Group AG(c)	6,067	1,156,445
Vifor Pharma AG	8,348	1,180,576
Vontobel Holding AG, Registered	6,798	495,073
Zur Rose Group AG(a)(b)	1,485	412,183
Zurich Insurance Group AG	24,916	9,208,266

		252,051,734

United Kingdom — 12.7%
3i Group PLC	176,387	2,059,494
Abcam PLC	41,650	702,453
Admiral Group PLC	30,596	963,774
Aggreko PLC	58,962	297,787
AJ Bell PLC	36,633	207,709
Anglo American PLC	201,871	4,955,200
Antofagasta PLC	70,820	955,074
Ascential PLC(c)	71,473	253,282

Security	Shares	Value
United Kingdom (continued)
Ashmore Group PLC	71,873	$368,277
Ashtead Group PLC	80,160	2,561,863
ASOS PLC(a)	10,837	477,627
Associated British Foods PLC	58,981	1,366,331
Assura PLC	386,766	401,028
AstraZeneca PLC	214,327	23,995,240
Auto Trader Group PLC(c)	148,454	1,045,543
Avast PLC(c)	103,408	779,728
AVEVA Group PLC	13,031	709,098
Aviva PLC	668,931	2,315,211
B&M European Value Retail SA	156,518	951,140
Babcock International Group PLC	74,784	283,076
BAE Systems PLC	521,306	3,354,017
Balfour Beatty PLC	166,306	525,173
Barclays PLC	2,806,587	3,704,273
Barratt Developments PLC	173,540	1,163,000
Beazley PLC	96,960	531,183
Bellway PLC	22,339	746,485
Berkeley Group Holdings PLC	21,635	1,264,755
Blue Prism Group PLC(a)(b)	18,276	278,972
Bodycote PLC	38,809	286,774
boohoo Group PLC(a)	153,667	526,405
BP PLC	3,305,947	11,938,907
British American Tobacco PLC	373,800	12,385,509
British Land Co. PLC (The)	148,779	714,892
Britvic PLC	49,660	520,452
BT Group PLC	1,351,594	1,748,776
Bunzl PLC	53,968	1,556,909
Burberry Group PLC	69,109	1,136,087
Burford Capital Ltd.(b)	40,683	286,739
Cairn Energy PLC(a)	145,524	228,436
Capita PLC(a)	293,106	131,683
Capital & Counties Properties PLC	170,351	312,796
Carnival PLC	25,550	277,195
Centamin PLC	208,588	557,125
Centrica PLC	942,345	603,201
Cineworld Group PLC	392,168	196,623
Clinigen Group PLC	29,605	274,133
Close Brothers Group PLC	27,024	388,740
Coats Group PLC	308,844	229,838
Coca-Cola European Partners PLC	36,734	1,512,339
Compass Group PLC	293,166	4,042,117
Computacenter PLC	24,819	645,961
ConvaTec Group PLC(c)	258,260	689,457
Countryside Properties PLC(c)	105,324	391,766
Cranswick PLC	14,824	696,542
Crest Nicholson Holdings PLC	79,469	195,151
Croda International PLC	20,894	1,571,359
Daily Mail & General Trust PLC, Class A, NVS	42,800	354,464
Dart Group PLC	14,453	122,638
DCC PLC	16,614	1,489,777
Dechra Pharmaceuticals PLC	19,169	718,550
Derwent London PLC	16,156	609,848
Diageo PLC	382,119	14,047,884
Dialog Semiconductor PLC(a)	15,993	733,775
Diploma PLC	19,805	471,532
Direct Line Insurance Group PLC	190,300	740,314
Dixons Carphone PLC	276,917	267,502
Domino’s Pizza Group PLC	86,469	361,581
Drax Group PLC	128,567	472,484

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
United Kingdom (continued)
DS Smith PLC	267,966	$918,654
Dunelm Group PLC	20,644	333,271
easyJet PLC	27,737	179,548
Electrocomponents PLC	89,489	770,500
Elementis PLC	138,652	116,104
Essentra PLC	69,468	274,807
Euromoney Institutional Investor PLC	34,187	356,271
Evraz PLC	76,152	288,354
Experian PLC	146,137	5,134,613
Ferguson PLC	37,379	3,332,150
Fevertree Drinks PLC	20,526	589,994
Fiat Chrysler Automobiles NV(a)	168,809	1,720,695
Firstgroup PLC(a)	221,246	102,506
Future PLC	17,361	314,451
G4S PLC	310,552	578,995
Games Workshop Group PLC	5,846	673,678
GB Group PLC(a)	39,216	343,826
Genus PLC	13,457	600,518
GlaxoSmithKline PLC	817,433	16,412,926
Glencore PLC	1,743,263	3,995,819
Go-Ahead Group PLC (The)	9,369	76,240
Grainger PLC	127,917	487,220
Great Portland Estates PLC	45,950	355,584
Greggs PLC	16,158	253,428
GVC Holdings PLC	101,275	883,409
Halma PLC	68,616	1,961,474
Hammerson PLC(b)	117,801	99,231
Hargreaves Lansdown PLC	47,537	1,091,241
Hays PLC	316,036	452,129
Hikma Pharmaceuticals PLC	25,275	713,229
Hiscox Ltd.	74,852	767,869
HomeServe PLC	52,502	915,110
Howden Joinery Group PLC	119,675	770,131
HSBC Holdings PLC	3,308,003	14,857,477
Ibstock PLC(c)	93,382	194,754
IG Group Holdings PLC	71,907	694,621
IMI PLC	51,021	699,115
Imperial Brands PLC	156,958	2,628,653
Inchcape PLC	84,369	475,272
Informa PLC	214,765	1,042,670
IntegraFin Holdings PLC	48,228	343,082
InterContinental Hotels Group PLC	30,871	1,424,619
Intermediate Capital Group PLC	53,946	953,731
Intertek Group PLC	26,641	1,880,488
Investec PLC	133,999	264,690
ITM Power PLC(a)	63,696	201,478
ITV PLC	631,257	469,608
IWG PLC(b)	127,185	385,275
J D Wetherspoon PLC	24,163	267,983
J Sainsbury PLC	320,592	787,484
JD Sports Fashion PLC	70,835	563,032
John Wood Group PLC	119,557	299,793
Johnson Matthey PLC	33,836	994,334
Jupiter Fund Management PLC	113,076	336,599
Kainos Group PLC	38,774	559,799
KAZ Minerals PLC	53,612	380,397
Keywords Studios PLC	21,362	533,275
Kingfisher PLC	417,151	1,324,428
Lancashire Holdings Ltd.	37,361	379,786
Land Securities Group PLC	107,142	810,837

Security	Shares	Value
United Kingdom (continued)
Learning Technologies Group PLC	85,677	$149,560
Legal & General Group PLC	964,734	2,709,696
Lloyds Banking Group PLC	11,452,931	3,951,153
London Stock Exchange Group PLC	52,458	5,841,328
LondonMetric Property PLC	128,104	388,395
M&G PLC	426,499	899,006
Man Group PLC	294,407	479,340
Marks & Spencer Group PLC	321,358	400,609
Marshalls PLC	42,119	328,647
Mediclinic International PLC	89,165	314,340
Meggitt PLC	136,927	483,078
Melrose Industries PLC	841,554	941,730
Micro Focus International PLC	50,398	183,294
Mondi PLC	81,517	1,458,288
Moneysupermarket.com Group PLC	95,282	367,669
National Express Group PLC	65,463	130,169
National Grid PLC	570,135	6,737,711
Natwest Group PLC	711,366	989,688
Next PLC	23,002	1,645,361
Ninety One PLC(a)	62,731	179,489
NMC Health PLC(a)(f)	12,146	0	(g)
Ocado Group PLC(a)	77,993	2,101,569
Pagegroup PLC	85,819	394,231
Paragon Banking Group PLC	49,335	203,451
Pearson PLC(b)	128,635	896,505
Pennon Group PLC	74,688	1,044,488
Persimmon PLC(a)	54,332	1,712,884
Petrofac Ltd.(b)	56,430	103,690
Pets at Home Group PLC	95,260	389,339
Phoenix Group Holdings PLC	88,092	761,478
Playtech PLC	60,698	237,564
Plus500 Ltd.	23,429	367,930
Polypipe Group PLC	25,216	134,039
Primary Health Properties PLC	182,107	367,606
Provident Financial PLC	79,485	171,091
Prudential PLC	426,499	6,188,365
QinetiQ Group PLC	92,632	371,790
Quilter PLC(c)	366,204	703,180
Rathbone Brothers PLC	9,437	200,654
Reckitt Benckiser Group PLC	115,764	11,708,512
Redrow PLC	46,361	260,189
RELX PLC	316,979	6,718,962
Renishaw PLC(b)	10,817	686,582
Rentokil Initial PLC	331,142	2,321,760
Rightmove PLC	155,798	1,131,210
Rio Tinto PLC	184,580	11,180,353
Rolls-Royce Holdings PLC	286,532	870,985
Rotork PLC	172,116	631,623
Royal Dutch Shell PLC, Class A	675,965	9,950,878
Royal Dutch Shell PLC, Class B	625,591	8,874,318
Royal Mail PLC	180,635	381,467
RSA Insurance Group PLC	162,674	916,170
RWS Holdings PLC	36,705	290,497
Safestore Holdings PLC	30,596	307,002
Sage Group PLC (The)	186,086	1,781,471
Sanne Group PLC	18,112	149,764
Savills PLC	31,253	306,826
Schroders PLC	21,719	845,208
Segro PLC	185,249	2,356,505
Senior PLC	102,380	70,143

68	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
United Kingdom (continued)
Serco Group PLC(a)	225,226	$471,201
Severn Trent PLC	38,965	1,252,968
Shaftesbury PLC	63,908	430,720
Signature Aviation PLC	170,521	525,951
Smart Metering Systems PLC	16,572	134,855
Smith & Nephew PLC	148,021	2,948,161
Smiths Group PLC	65,019	1,156,322
Softcat PLC	31,045	513,814
Spectris PLC	21,292	717,926
Spirax-Sarco Engineering PLC	12,669	1,714,353
Spirent Communications PLC	98,074	360,422
SSE PLC	161,619	2,759,745
SSP Group PLC	129,751	350,133
St. James’s Place PLC	90,563	1,119,936
Standard Chartered PLC	442,463	2,240,466
Standard Life Aberdeen PLC	417,852	1,373,270
Synthomer PLC	73,662	280,376
Tate & Lyle PLC	81,641	697,785
Taylor Wimpey PLC	573,746	891,224
Tesco PLC	1,635,601	4,660,541
TP ICAP PLC	102,080	444,278
Trainline PLC(a)(c)	74,894	402,040
Travis Perkins PLC	43,970	639,722
Tritax Big Box REIT PLC	183,868	365,369
Tullow Oil PLC	277,985	91,652
Ultra Electronics Holdings PLC	12,615	394,392
Unilever PLC	192,467	11,551,986
UNITE Group PLC (The)(a)	48,464	597,288
United Utilities Group PLC	125,013	1,476,716
Vesuvius PLC	54,516	291,933
Victrex PLC	14,532	357,433
Virgin Money UK PLC(a)	200,756	230,450
Vistry Group PLC	29,934	241,427
Vodafone Group PLC	4,366,384	6,622,602
Weir Group PLC (The)	57,506	903,078
WH Smith PLC	37,125	458,030
Whitbread PLC(a)	32,346	925,500
William Hill PLC	207,678	284,434
Wm Morrison Supermarkets PLC	419,486	1,028,750
Workspace Group PLC	25,283	204,081
WPP PLC	216,831	1,616,475

		361,666,944

Total Common Stocks — 99.1% (Cost: $2,721,479,359)		2,820,219,675

Preferred Stocks

Germany — 0.5%
Fuchs Petrolub SE, Preference Shares, NVS	12,887	565,362
Henkel AG & Co. KGaA, Preference Shares, NVS	29,415	2,900,922
Jungheinrich AG, Preference Shares, NVS	9,578	291,078
Porsche Automobil Holding SE, Preference Shares, NVS	28,791	1,637,241

Security	Shares	Value
Germany (continued)
Sartorius AG, Preference Shares, NVS	6,367	$2,449,929
Volkswagen AG, Preference Shares, NVS	30,861	4,561,641

		12,406,173

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	1,013,850	406,180

Total Preferred Stocks — 0.5% (Cost: $11,749,253)		12,812,353

Rights

Italy — 0.0%
Ascopiave SpA, (Expires 09/30/20)(a)	48,700	0	(g)

Portugal — 0.0%
EDP-Energias de Portugal SA, (Expires 08/06/20)(a)(b)	478,730	48,798

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(a)	40,751	171,068

Total Rights — 0.0% (Cost: $0)		219,866

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(h)(i)(j)	41,078,444	41,123,631
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(h)(i)	780,000	780,000

		41,903,631

Total Short-Term Investments — 1.5% (Cost: $41,886,926)		41,903,631

Total Investments in Securities — 101.1% (Cost: $2,775,115,538)		2,875,155,525

Other Assets, Less Liabilities — (1.1)%		(30,557,091)

Net Assets — 100.0%		$2,844,598,434

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Rounds to less than 1.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Rounds to less than $1.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period-end.
(j)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$11,897,865	$29,224,185	(a)	$—	$(11,514)	$13,095	$41,123,631	41,078,444	$650,945	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	154,000	626,000	(a)	—	—	—	780,000	780,000	9,775		—

					$(11,514)	$13,095	$41,903,631		$660,720		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	11	09/17/20	$1,159	$(10,652)
Euro STOXX 50 Index	78	09/18/20	2,936	(102,518)
FTSE 100 Index	24	09/18/20	1,854	(85,129)
TOPIX Index	13	09/10/20	1,840	(89,118)

				$(287,417)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$287,417

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$539,697

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(333,206)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,120,520

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

70	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI International Developed Markets ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total
Investments
Assets
Common Stocks	$2,819,930,110	$289,565	$0	(a)	$2,820,219,675
Preferred Stocks	12,812,353	—	—		12,812,353
Rights	219,866	—	—		219,866
Money Market Funds	41,903,631	—	—		41,903,631

	$2,874,865,960	$289,565	$0	(a)	$2,875,155,525

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(287,417)	$—	$—		$(287,417)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	71

Schedule of Investments July 31, 2020	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 19.2%
Abacus Property Group	93,013	$179,435
Accent Group Ltd.	50,642	50,482
Adbri Ltd.	86,438	136,996
Afterpay Ltd.(a)	39,560	1,944,511
AGL Energy Ltd.	98,164	1,170,020
ALS Ltd.	86,298	525,434
Altium Ltd.	29,221	688,400
Alumina Ltd.	467,568	509,681
AMP Ltd.(a)	495,329	520,405
Ampol Ltd.	39,789	749,892
Ansell Ltd.	25,870	713,350
AP Eagers Ltd.	31,993	186,074
APA Group	177,038	1,396,591
Appen Ltd.	27,864	712,382
ARB Corp. Ltd.	16,996	234,023
Aristocrat Leisure Ltd.	92,250	1,731,993
ASX Ltd.	30,573	1,812,137
Atlas Arteria Ltd.	136,189	644,609
Aurizon Holdings Ltd.	317,823	1,014,274
AusNet Services	290,987	371,453
Australia & New Zealand Banking Group Ltd.	425,797	5,484,273
Australian Agricultural Co. Ltd.(a)	214,699	157,051
Australian Pharmaceutical Industries Ltd.	167,321	132,594
Bank of Queensland Ltd.	70,950	302,747
Bapcor Ltd.	122,672	550,719
Beach Energy Ltd.	422,403	428,641
Bendigo & Adelaide Bank Ltd.	82,755	408,313
BHP Group Ltd.	454,080	11,967,401
Blackmores Ltd.	3,546	179,283
BlueScope Steel Ltd.	95,214	764,084
Boral Ltd.	202,298	520,830
Brambles Ltd.	239,082	1,848,314
Breville Group Ltd.	23,457	436,199
Brickworks Ltd.	21,859	255,992
BWP Trust	119,320	329,446
carsales.com Ltd.	56,513	745,721
Cedar Woods Properties Ltd.	51,124	186,618
Challenger Ltd.	93,740	291,759
Charter Hall Group	96,252	726,166
Charter Hall Long Wale REIT	67,080	222,733
Charter Hall Retail REIT	85,360	194,667
CIMIC Group Ltd.	19,551	301,171
Cleanaway Waste Management Ltd.	419,905	629,372
Coca-Cola Amatil Ltd.	87,350	512,420
Cochlear Ltd.	9,976	1,360,889
Coles Group Ltd.	207,556	2,704,583
Commonwealth Bank of Australia	267,381	13,652,767
Computershare Ltd.	74,571	718,218
Corporate Travel Management Ltd.(b)	48,587	304,190
Costa Group Holdings Ltd.	98,694	211,627
Credit Corp. Group Ltd.	19,734	268,610
Cromwell Property Group	423,071	268,514
Crown Resorts Ltd.	58,230	373,749
CSL Ltd.	71,784	13,904,724
CSR Ltd.	101,363	253,697
Dexus	137,853	841,310
Domino’s Pizza Enterprises Ltd.	11,641	617,110
Downer EDI Ltd.	109,293	322,140

Security	Shares	Value

Australia (continued)
Evolution Mining Ltd.	289,307	$1,224,112
Flight Centre Travel Group Ltd.	37,164	282,246
Fortescue Metals Group Ltd.	250,532	3,128,039
GDI Property Group	439,794	339,053
Genworth Mortgage Insurance Australia Ltd.	79,183	96,252
Goodman Group	250,990	3,047,358
GPT Group (The)	264,357	735,585
GrainCorp Ltd., Class A(a)	40,885	109,366
Growthpoint Properties Australia Ltd.	51,236	117,948
GUD Holdings Ltd.	20,341	163,964
GWA Group Ltd.	76,067	155,472
Hansen Technologies Ltd.	50,740	107,345
Harvey Norman Holdings Ltd.	110,489	294,762
IGO Ltd.	122,122	402,867
Iluka Resources Ltd.	74,346	482,521
Incitec Pivot Ltd.	302,231	399,895
Insurance Australia Group Ltd.	341,848	1,247,846
InvoCare Ltd.	29,301	200,676
IPH Ltd.	71,261	380,220
IRESS Ltd.	47,302	348,385
James Hardie Industries PLC	75,186	1,562,052
JB Hi-Fi Ltd.	22,551	738,596
Lendlease Corp. Ltd.	102,942	837,912
Link Administration Holdings Ltd.	106,640	304,378
Lynas Corp. Ltd.(a)	180,772	289,099
Macquarie Group Ltd.	48,174	4,266,332
Magellan Financial Group Ltd.	23,857	1,046,390
Mayne Pharma Group Ltd.(a)	496,223	140,567
McMillan Shakespeare Ltd.	16,314	103,190
Medibank Pvt Ltd.	451,875	913,856
Mesoblast Ltd.(a)(b)	126,420	342,703
Metcash Ltd.	161,409	313,695
Mineral Resources Ltd.	36,496	673,696
Mirvac Group	544,988	816,852
Monadelphous Group Ltd.	30,070	192,142
National Australia Bank Ltd.	487,339	6,172,086
National Storage REIT	152,394	196,721
nearmap Ltd.(a)(b)	162,884	266,332
Newcrest Mining Ltd.	130,276	3,286,778
NEXTDC Ltd.(a)	110,569	903,165
Nine Entertainment Co. Holdings Ltd.	300,780	292,280
Northern Star Resources Ltd.	127,921	1,418,278
NRW Holdings Ltd.	176,128	231,779
Nufarm Ltd./Australia(a)	87,321	251,742
Oil Search Ltd.	334,860	701,223
Orica Ltd.	60,418	749,155
Origin Energy Ltd.	279,118	1,074,910
Orora Ltd.	181,578	299,503
OZ Minerals Ltd.	52,225	510,487
Pact Group Holdings Ltd.(a)	73,981	111,417
Pendal Group Ltd.	49,106	204,959
Perenti Global Ltd.	224,116	192,066
Pilbara Minerals Ltd.(a)(b)	799,577	200,696
Platinum Asset Management Ltd.	56,442	150,981
PolyNovo Ltd.(a)(b)	94,428	148,305
Premier Investments Ltd.	13,576	163,176
QBE Insurance Group Ltd.	204,646	1,454,411
Qube Holdings Ltd.	276,876	542,073
Ramsay Health Care Ltd.	27,827	1,236,881
REA Group Ltd.	10,786	839,113

72	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Regis Resources Ltd.	103,426	$417,588
Reliance Worldwide Corp. Ltd.	167,356	321,652
Rio Tinto Ltd.	56,477	4,131,254
Sandfire Resources Ltd.	56,005	189,976
Santos Ltd.	315,747	1,193,328
Saracen Mineral Holdings Ltd.(a)	213,279	917,718
Scentre Group	730,206	1,068,281
Seek Ltd.	58,482	908,848
Select Harvests Ltd.	54,922	235,142
SG Fleet Group Ltd.	70,289	76,620
Shopping Centres Australasia Property Group	165,190	255,887
Sims Ltd.	32,589	185,801
Sonic Healthcare Ltd.	70,246	1,617,100
South32 Ltd.	818,694	1,209,481
Southern Cross Media Group Ltd.	1,256,379	148,667
Spark Infrastructure Group	267,019	432,774
St. Barbara Ltd.	211,390	507,855
Star Entertainment Grp Ltd. (The)	130,389	238,447
Steadfast Group Ltd.	177,451	426,318
Stockland	372,403	851,950
Suncorp Group Ltd.	184,021	1,128,349
Super Retail Group Ltd.	31,669	201,677
Sydney Airport	166,510	624,528
Tabcorp Holdings Ltd.	329,327	840,790
Tassal Group Ltd.	118,229	306,084
Technology One Ltd.	82,801	499,392
Telstra Corp. Ltd.	560,994	1,347,762
TPG Telecom Ltd.(a)	67,324	388,183
Transurban Group	403,802	3,999,192
Treasury Wine Estates Ltd.	123,215	954,328
Tuas Ltd.(a)(b)	34,641	17,514
United Malt Grp Ltd.(a)	56,365	162,497
Vicinity Centres	327,577	306,573
Vocus Group Ltd.(a)	144,824	300,157
Wesfarmers Ltd.	166,539	5,559,628
Western Areas Ltd.	119,315	207,072
Westpac Banking Corp.	523,684	6,418,322
Whitehaven Coal Ltd.	232,835	231,264
WiseTech Global Ltd.	30,444	450,850
Woodside Petroleum Ltd.	139,371	1,999,998
Woolworths Group Ltd.	195,951	5,435,557
Worley Ltd.	76,836	451,844

		173,240,921

Hong Kong — 8.6%
AIA Group Ltd.	1,892,000	17,100,797
ASM Pacific Technology Ltd.	68,800	773,203
Bank of East Asia Ltd. (The)	206,400	469,781
BeiGene Ltd., ADR(a)	6,536	1,366,025
BOC Hong Kong Holdings Ltd.	602,000	1,677,789
Brightoil Petroleum Holdings Ltd.(a)(b)(c)	804,000	62,244
Budweiser Brewing Co. APAC Ltd.(d)	206,100	747,259
Champion REIT	344,000	182,426
CITIC Telecom International Holdings Ltd.	649,000	206,000
CK Asset Holdings Ltd.	430,072	2,388,919
CK Hutchison Holdings Ltd.	430,072	2,805,107
CK Infrastructure Holdings Ltd.	89,000	463,936
CLP Holdings Ltd.	258,000	2,443,447
Dah Sing Banking Group Ltd.	206,400	186,421
FIH Mobile Ltd.(a)	516,000	57,258
Galaxy Entertainment Group Ltd.	344,000	2,343,578

Security	Shares	Value

Hong Kong (continued)
Giordano International Ltd.	350,000	$51,483
Haitong International Securities Group Ltd.	1,032,000	278,300
Hang Lung Properties Ltd.	345,000	846,675
Hang Seng Bank Ltd.	120,400	1,893,727
Henderson Land Development Co. Ltd.	175,970	659,587
HKBN Ltd.	215,000	397,254
HKT Trust & HKT Ltd.	516,720	761,392
Hong Kong & China Gas Co. Ltd.	1,616,596	2,319,495
Hong Kong Exchanges & Clearing Ltd.	203,600	9,725,261
Hongkong Land Holdings Ltd.	189,200	717,068
Hsin Chong Group Holdings Ltd.(a)(c)	1,002,000	1
Hutchison Telecommunications Hong Kong Holdings Ltd.	350,000	57,353
Hysan Development Co. Ltd.	128,000	353,436
Jardine Matheson Holdings Ltd.	34,400	1,407,648
Jardine Strategic Holdings Ltd.	34,900	704,980
Kerry Logistics Network Ltd.	172,500	282,670
Kerry Properties Ltd.	105,500	251,016
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	344,500	42,228
Link REIT	326,800	2,536,324
Macau Legend Development Ltd.(a)	1,865,000	240,639
Man Wah Holdings Ltd.	412,800	468,716
Melco International Development Ltd.	172,000	324,461
Melco Resorts & Entertainment Ltd., ADR	45,680	751,893
Microport Scientific Corp.	141,000	684,060
Minth Group Ltd.	122,000	363,629
MTR Corp. Ltd.	258,000	1,281,644
New World Development Co. Ltd.	225,000	1,097,391
NWS Holdings Ltd.	345,000	267,090
Pacific Basin Shipping Ltd.(b)	1,150,000	140,964
Pacific Textiles Holdings Ltd.	175,000	81,740
Power Assets Holdings Ltd.	252,000	1,403,035
Sands China Ltd.	412,800	1,597,894
Shangri-La Asia Ltd.	230,000	166,189
Shun Tak Holdings Ltd.	690,000	248,394
Sino Land Co. Ltd.	344,000	416,784
SITC International Holdings Co. Ltd.	345,000	345,881
SJM Holdings Ltd.	516,000	581,234
SmarTone Telecommunications Holdings Ltd.	87,500	45,725
Sun Hung Kai & Co. Ltd.	347,000	133,871
Sun Hung Kai Properties Ltd.	172,000	2,106,113
SUNeVision Holdings Ltd.	392,000	292,854
Sunlight REIT	517,000	241,483
Swire Pacific Ltd., Class A	86,000	425,550
Swire Properties Ltd.	192,200	443,909
Techtronic Industries Co. Ltd.	252,000	2,632,113
Television Broadcasts Ltd.	48,300	56,276
Town Health International Medical Group Ltd.(a)(b)(c)	632,000	331
Value Partners Group Ltd.	538,000	270,729
VTech Holdings Ltd.	34,500	187,186
WH Group Ltd.(d)	1,548,000	1,376,186
Wharf Holdings Ltd. (The)	66,000	112,069
Wharf Real Estate Investment Co. Ltd.(b)	238,000	841,423
Wynn Macau Ltd.	275,200	482,209
Xinyi Glass Holdings Ltd.	350,000	513,019
Yue Yuen Industrial Holdings Ltd.	172,000	272,974

		77,455,746

Japan — 67.5%
Acom Co. Ltd.	120,400	422,476
ADEKA Corp.	34,700	459,472

SCHEDULE OF INVESTMENTS	73

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Advance Residence Investment Corp.	347	$1,119,143
Advantest Corp.	34,500	1,859,926
Aeon Co. Ltd.	103,200	2,430,417
AEON Financial Service Co. Ltd.	17,500	131,254
Aeon Mall Co. Ltd.	34,500	410,163
AEON REIT Investment Corp.	345	339,355
AGC Inc.	34,400	962,406
Aica Kogyo Co. Ltd.	17,200	553,920
Aida Engineering Ltd.	51,600	321,127
Aiful Corp.(a)	154,800	313,319
Aisin Seiki Co. Ltd.	17,200	491,289
Ajinomoto Co. Inc.	68,800	1,238,960
Alfresa Holdings Corp.	34,500	705,467
Alps Alpine Co. Ltd.	45,924	574,647
Amada Co. Ltd.	68,800	461,356
Amano Corp.	17,300	324,794
ANA Holdings Inc.(a)	19,200	394,605
AnGes Inc.(a)(b)	17,200	233,769
Anritsu Corp.	34,500	819,673
AOKI Holdings Inc.	17,500	90,041
Aozora Bank Ltd.	19,800	315,924
Argo Graphics Inc.	17,200	526,265
Asahi Group Holdings Ltd.	51,600	1,680,795
Asahi Intecc Co. Ltd.	34,400	959,153
Asahi Kasei Corp.	189,200	1,345,498
Astellas Pharma Inc.	309,600	4,831,552
Autobacs Seven Co. Ltd.	34,700	403,023
Azbil Corp.	34,400	1,142,003
Bandai Namco Holdings Inc.	34,400	1,893,903
Bank of the Ryukyus Ltd.	51,900	427,550
Benesse Holdings Inc.	17,200	447,041
Bic Camera Inc.	34,500	346,534
Bridgestone Corp.	86,000	2,516,637
Brother Industries Ltd.	51,600	797,450
Calbee Inc.	17,200	545,786
Canon Inc.	154,800	2,453,843
Canon Marketing Japan Inc.	17,500	329,708
Capcom Co. Ltd.	17,200	671,862
Casio Computer Co. Ltd.	34,500	545,578
Cawachi Ltd.	17,500	527,168
Central Japan Railway Co.	26,300	3,160,328
Chiba Bank Ltd. (The)	172,000	784,110
Chubu Electric Power Co. Inc.	103,200	1,224,481
Chugai Pharmaceutical Co. Ltd.	103,200	4,622,673
Chugoku Bank Ltd. (The)	34,400	294,448
Chugoku Electric Power Co. Inc. (The)	51,600	628,590
Citizen Watch Co. Ltd.	68,800	186,104
CKD Corp.	34,400	652,992
Coca-Cola Bottlers Japan Holdings Inc.	34,425	512,810
Colowide Co. Ltd.	17,900	199,604
COMSYS Holdings Corp.	17,500	513,099
Concordia Financial Group Ltd.	189,200	556,523
Corona Corp.	34,500	321,408
Cosmo Energy Holdings Co. Ltd.	17,200	247,271
CyberAgent Inc.	17,200	967,937
Dai Nippon Printing Co. Ltd.	34,400	746,369
Daibiru Corp.	34,700	316,708
Daifuku Co. Ltd.	17,200	1,545,446
Dai-ichi Life Holdings Inc.	172,000	2,000,946
Daiichi Sankyo Co. Ltd.	86,600	7,582,926

Security	Shares	Value

Japan (continued)
Daikin Industries Ltd.	37,500	$6,543,791
Daikyonishikawa Corp.	51,900	216,966
Daio Paper Corp.(b)	34,700	469,974
Daiseki Co. Ltd.	17,200	366,352
Daito Trust Construction Co. Ltd.	17,200	1,345,677
Daiwa House Industry Co. Ltd.	86,000	1,896,832
Daiwa House REIT Investment Corp.	347	901,550
Daiwa Securities Group Inc.	309,600	1,358,691
Daiwa Securities Living Investments Corp.	345	349,144
DCM Holdings Co. Ltd.	34,500	433,657
DeNA Co. Ltd.	17,500	197,130
Denso Corp.	68,800	2,516,962
Dentsu Group Inc.	34,400	763,938
DIC Corp.	17,200	411,739
Disco Corp.	4,200	999,849
DMG Mori Co. Ltd.	34,700	368,562
Duskin Co. Ltd.	17,200	426,543
East Japan Railway Co.	51,600	2,962,864
EDION Corp.	34,500	331,850
Eiken Chemical Co. Ltd.	17,200	305,022
Eisai Co. Ltd.	34,400	2,761,305
Electric Power Development Co. Ltd.	21,600	293,162
ENEOS Holdings Inc.	498,800	1,732,331
EPS Holdings Inc.	34,700	297,344
Euglena Co. Ltd.(a)	17,200	112,736
FamilyMart Co. Ltd.	37,900	845,249
Fancl Corp.	17,800	510,111
FANUC Corp.	34,400	5,760,446
Fast Retailing Co. Ltd.	9,400	4,983,165
FCC Co. Ltd.	17,500	269,129
Financial Products Group Co. Ltd.	34,700	155,236
Fuji Corp./Aichi	34,500	604,639
Fuji Electric Co. Ltd.	34,400	933,775
Fuji Oil Holdings Inc.	17,500	464,769
FUJIFILM Holdings Corp.	51,600	2,302,064
Fujitec Co. Ltd.	34,700	592,719
Fujitsu Ltd.	34,400	4,594,041
Fukuoka Financial Group Inc.	36,932	534,786
Fukuoka REIT Corp.	519	601,319
Furukawa Electric Co. Ltd.	17,200	407,835
Future Corp.	17,200	286,152
Glory Ltd.	17,200	373,022
GLP J-REIT	688	1,143,305
GMO internet Inc.	17,500	504,824
Godo Steel Ltd.	17,500	301,570
Hachijuni Bank Ltd. (The)	120,400	444,112
Hakuhodo DY Holdings Inc.	51,600	564,169
Hamamatsu Photonics KK	34,400	1,483,628
Hankyu Hanshin Holdings Inc.	34,400	980,952
Haseko Corp.	51,600	606,628
Hazama Ando Corp.	68,800	365,701
Heiwa Real Estate REIT Inc.	345	357,302
Heiwado Co. Ltd.	17,500	329,542
Hino Motors Ltd.	51,600	296,238
Hisamitsu Pharmaceutical Co. Inc.	17,200	749,135
Hitachi Construction Machinery Co. Ltd.	17,200	491,289
Hitachi Ltd.	155,400	4,597,477
Hitachi Transport System Ltd.	17,500	517,237
Hokkaido Electric Power Co. Inc.	34,500	132,805
Hokuetsu Corp.	17,200	57,263

74	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hokuhoku Financial Group Inc.	34,500	$287,147
Hokuriku Electric Power Co.	34,500	220,581
Honda Motor Co. Ltd.	240,800	5,748,408
Hoshino Resorts REIT Inc.	172	666,169
House Foods Group Inc.	17,200	523,011
Hoya Corp.	68,800	6,780,441
Hulic Co. Ltd.	51,600	442,160
Hulic Reit Inc.	347	409,915
Ibiden Co. Ltd.	17,500	470,396
Ichigo Inc.	100,100	234,794
Ichigo Office REIT Investment Corp.	689	450,297
Idemitsu Kosan Co. Ltd.	32,247	664,887
Iida Group Holdings Co. Ltd.	34,500	531,221
Iino Kaiun Kaisha Ltd.	86,000	247,271
Infomart Corp.	86,000	532,772
Inpex Corp.	172,000	974,607
Invesco Office J-Reit Inc.	4,496	531,117
Invincible Investment Corp.	1,548	354,314
Isetan Mitsukoshi Holdings Ltd.	68,800	312,343
Isuzu Motors Ltd.	86,000	699,111
Ito En Ltd.	17,200	1,011,860
ITOCHU Corp.	189,200	4,115,767
Itochu-Shokuhin Co. Ltd.	17,200	778,417
Itoham Yonekyu Holdings Inc.	68,800	413,203
Iyo Bank Ltd. (The)	34,400	202,372
J Front Retailing Co. Ltd.	86,000	495,356
JAC Recruitment Co. Ltd.	34,700	317,692
Japan Airlines Co. Ltd.	19,700	318,893
Japan Best Rescue System Co. Ltd.	17,200	118,593
Japan Excellent Inc.	345	364,807
Japan Exchange Group Inc.	86,000	2,033,482
Japan Hotel REIT Investment Corp.	860	310,309
Japan Logistics Fund Inc.	175	524,686
Japan Post Bank Co. Ltd.	51,600	383,596
Japan Post Holdings Co. Ltd.	206,400	1,400,272
Japan Post Insurance Co. Ltd.	34,400	454,198
Japan Prime Realty Investment Corp.	172	452,734
Japan Real Estate Investment Corp.	172	878,464
Japan Retail Fund Investment Corp.	516	619,317
Japan Securities Finance Co. Ltd.	51,700	228,354
Japan Tobacco Inc.	189,200	3,242,508
JFE Holdings Inc.	68,800	445,088
JGC Holdings Corp.	34,400	346,180
JSP Corp.	17,200	222,544
JSR Corp.	34,500	741,034
JTEKT Corp.	34,500	228,412
Kadokawa Corp.	34,700	707,259
Kajima Corp.	68,800	752,226
Kakaku.com Inc.	34,500	829,788
Kamei Corp.	34,500	309,988
Kansai Electric Power Co. Inc. (The)	120,400	1,140,458
Kansai Paint Co. Ltd.	34,400	660,475
Kao Corp.	77,400	5,589,959
KDDI Corp.	275,800	8,501,203
Keikyu Corp.	34,400	447,366
Keio Corp.	17,200	852,435
Keiyo Co. Ltd.	69,700	606,488
Kenedix Inc.	68,800	312,993
Kewpie Corp.	17,500	310,673
KEY Coffee Inc.	38,200	728,376

Security	Shares	Value

Japan (continued)
Keyence Corp.	29,300	$12,254,289
Kikkoman Corp.	23,800	1,106,375
Kinden Corp.	17,200	266,305
Kintetsu Group Holdings Co. Ltd.	34,400	1,333,964
Kirin Holdings Co. Ltd.	120,400	2,316,217
Kitz Corp.	34,500	216,665
Kiyo Bank Ltd. (The)	34,500	485,539
Kobe Steel Ltd.(a)	51,600	164,956
Koei Tecmo Holdings Co. Ltd.	34,420	1,323,345
Kohnan Shoji Co. Ltd.	17,500	650,478
Koito Manufacturing Co. Ltd.	17,200	671,049
Kokuyo Co. Ltd.	34,500	362,196
Komatsu Ltd.	120,400	2,352,657
Komori Corp.	34,700	228,423
Konami Holdings Corp.	17,200	523,011
Konica Minolta Inc.	68,800	180,899
Konishi Co. Ltd.	34,500	473,465
Kose Corp.	3,100	310,792
Kubota Corp.	154,800	2,201,284
Kuraray Co. Ltd.	51,600	503,653
Kurita Water Industries Ltd.	17,200	460,218
Kyocera Corp.	51,600	2,852,080
KYORIN Holdings Inc.	34,700	631,118
Kyowa Exeo Corp.	17,500	411,142
Kyowa Kirin Co. Ltd.	34,500	848,387
Kyushu Electric Power Co. Inc.	68,800	575,231
Kyushu Financial Group Inc.	72,100	292,546
Kyushu Railway Co.	17,200	338,046
Lasertec Corp.	17,200	1,496,642
Lawson Inc.	17,200	854,062
Leopalace21 Corp.(a)(b)	120,400	175,367
Lifull Co. Ltd.	34,700	132,591
Lintec Corp.	34,700	803,092
Lion Corp.	34,500	890,480
LIXIL Group Corp.	51,600	686,178
M3 Inc.	86,000	4,376,052
Makita Corp.	34,400	1,312,816
Mani Inc.	11,700	299,223
Marubeni Corp.	240,800	1,104,587
Maruha Nichiro Corp.	17,200	328,773
Marui Group Co. Ltd.	34,400	495,519
Marusan Securities Co. Ltd.	51,700	195,104
Matsuda Sangyo Co. Ltd.	17,500	268,963
Matsui Securities Co. Ltd.	34,700	282,575
Matsumotokiyoshi Holdings Co. Ltd.	13,000	432,186
Mazda Motor Corp.	86,000	480,715
McDonald’s Holdings Co. Japan Ltd.	17,200	819,900
Mebuki Financial Group Inc.	309,690	685,401
Medipal Holdings Corp.	34,500	634,333
Megmilk Snow Brand Co. Ltd.	17,500	393,928
MEIJI Holdings Co. Ltd.	17,200	1,343,725
MINEBEA MITSUMI Inc.	68,800	1,120,530
Ministop Co. Ltd.	34,700	475,226
Mirait Holdings Corp.	34,700	476,538
MISUMI Group Inc.	51,600	1,217,161
Mitsubishi Chemical Holdings Corp.	223,600	1,196,566
Mitsubishi Corp.	189,200	3,792,768
Mitsubishi Electric Corp.	258,000	3,344,264
Mitsubishi Estate Co. Ltd.	189,200	2,718,195
Mitsubishi Heavy Industries Ltd.	34,400	795,986

SCHEDULE OF INVESTMENTS	75

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsubishi Materials Corp.	17,200	$349,271
Mitsubishi Motors Corp.	104,800	204,188
Mitsubishi UFJ Financial Group Inc.	1,909,200	7,100,137
Mitsubishi UFJ Lease & Finance Co. Ltd.	68,800	289,568
Mitsui & Co. Ltd.	258,000	3,840,840
Mitsui Chemicals Inc.	34,400	652,666
Mitsui Fudosan Co. Ltd.	154,800	2,412,848
Mitsui Mining & Smelting Co. Ltd.	17,200	359,357
Mitsui OSK Lines Ltd.	17,200	281,271
Mitsuuroko Group Holdings Co. Ltd.	17,200	172,114
Mizuho Financial Group Inc.	3,629,200	4,379,891
Monex Group Inc.	68,800	148,363
Money Forward Inc.(a)	17,200	1,159,898
MonotaRO Co. Ltd.	34,400	1,465,733
Mori Hills REIT Investment Corp.	617	800,063
Mori Trust Sogo REIT Inc.	347	404,007
MOS Food Services Inc.	17,200	440,696
MS&AD Insurance Group Holdings Inc.	68,800	1,715,282
Murata Manufacturing Co. Ltd.	86,300	5,394,464
Nabtesco Corp.	17,200	515,691
Nagase & Co. Ltd.	17,500	200,605
Nagoya Railroad Co. Ltd.	34,400	867,402
NEC Corp.	44,000	2,451,149
NET One Systems Co. Ltd.	17,200	666,169
Neturen Co. Ltd.	34,500	153,362
Nexon Co. Ltd.	68,800	1,776,449
NGK Insulators Ltd.	34,500	426,478
NGK Spark Plug Co. Ltd.	34,500	459,761
NHK Spring Co. Ltd.	34,500	191,540
Nichicon Corp.	34,500	215,686
NichiiGakkan Co. Ltd.	17,500	254,895
Nichi-Iko Pharmaceutical Co. Ltd.	34,700	395,146
Nidec Corp.	69,000	5,465,573
Nihon M&A Center Inc.	34,400	1,665,828
Nihon Parkerizing Co. Ltd.	34,500	333,482
Nihon Unisys Ltd.	17,900	540,911
Nikkiso Co. Ltd.	17,500	144,495
Nikkon Holdings Co. Ltd.	34,700	626,523
Nikon Corp.	51,600	358,218
Nintendo Co. Ltd.	17,900	7,862,253
Nippon Building Fund Inc.	172	963,057
Nippon Express Co. Ltd.	17,200	815,019
Nippon Light Metal Holdings Co. Ltd.	168,100	275,053
Nippon Paint Holdings Co. Ltd.	34,400	2,336,064
Nippon Paper Industries Co. Ltd.	17,500	219,474
Nippon Parking Development Co. Ltd.	409,500	468,642
Nippon Prologis REIT Inc.	345	1,189,374
Nippon Sheet Glass Co. Ltd.(a)(b)	34,500	112,248
Nippon Signal Co. Ltd.	34,500	326,303
Nippon Steel Corp.	120,428	976,705
Nippon Suisan Kaisha Ltd.	68,800	285,664
Nippon Telegraph & Telephone Corp.	206,400	4,770,060
Nippon Yusen KK	34,500	443,772
Nipro Corp.	21,600	230,035
Nishimatsuya Chain Co. Ltd.	51,700	518,320
Nishi-Nippon Financial Holdings Inc.	51,600	320,639
Nissan Chemical Corp.	17,200	899,612
Nissan Motor Co. Ltd.	326,800	1,115,812
Nisshin Seifun Group Inc.	52,000	794,287
Nisshinbo Holdings Inc.	34,500	204,592

Security	Shares	Value

Japan (continued)
Nissin Electric Co. Ltd.	17,500	$163,695
Nissin Foods Holdings Co. Ltd.	17,200	1,542,192
Nitori Holdings Co. Ltd.	17,200	3,769,261
Nitto Denko Corp.	34,400	1,935,874
Nitto Kohki Co. Ltd.	17,500	335,666
Nomura Holdings Inc.	498,800	2,310,247
Nomura Real Estate Holdings Inc.	20,000	331,410
Nomura Real Estate Master Fund Inc.	688	851,134
Nomura Research Institute Ltd.	59,610	1,565,094
North Pacific Bank Ltd.	169,100	321,471
NSD Co. Ltd.	69,000	1,258,224
NSK Ltd.	68,800	455,500
NTT Data Corp.	103,200	1,162,501
NTT Docomo Inc.	207,000	5,692,353
Obayashi Corp.	120,400	1,068,147
Obic Co. Ltd.	12,000	2,146,222
Odakyu Electric Railway Co. Ltd.	51,600	1,071,726
Oji Holdings Corp.	154,800	644,207
Okabe Co. Ltd.	51,900	346,065
Olympus Corp.	189,200	3,370,455
Omron Corp.	34,400	2,449,939
Ono Pharmaceutical Co. Ltd.	68,800	1,928,391
Orient Corp.	253,700	242,350
Oriental Land Co. Ltd.	34,400	4,122,274
ORIX Corp.	206,400	2,217,634
Orix JREIT Inc.	516	663,240
Osaka Gas Co. Ltd.	68,800	1,264,988
OSG Corp.	17,500	236,357
OSJB Holdings Corp.	134,100	285,373
Otsuka Corp.	17,200	888,225
Otsuka Holdings Co. Ltd.	68,800	2,843,621
Outsourcing Inc.	34,400	189,358
Pan Pacific International Holdings Corp.	68,800	1,563,666
Panasonic Corp.	361,200	3,074,624
Park24 Co. Ltd.	17,500	235,033
Penta-Ocean Construction Co. Ltd.	68,800	359,194
PeptiDream Inc.(a)	17,200	690,570
Persol Holdings Co. Ltd.	34,500	436,593
Pigeon Corp.	17,200	666,169
Proto Corp.	35,000	344,273
Raiznext Corp.	17,300	194,222
Rakuten Inc.	154,800	1,412,863
Recruit Holdings Co. Ltd.	206,400	6,379,601
Relia Inc.	40,900	430,934
Relo Group Inc.	19,400	335,413
Renesas Electronics Corp.(a)	137,600	752,226
Resona Holdings Inc.	344,000	1,118,578
Ricoh Co. Ltd.	120,400	768,656
Ringer Hut Co. Ltd.	34,700	693,147
Rohm Co. Ltd.	17,200	1,085,066
Rohto Pharmaceutical Co. Ltd.	17,300	532,597
Round One Corp.(b)	51,700	306,591
Royal Holdings Co. Ltd.	34,700	487,697
Ryohin Keikaku Co. Ltd.	35,600	426,607
Saizeriya Co. Ltd.	17,200	266,955
Sakata Seed Corp.	17,200	524,638
San ju San Financial Group Inc.	17,500	207,060
Sanrio Co. Ltd.	17,200	248,898
Santen Pharmaceutical Co. Ltd.	68,800	1,158,271
Sanwa Holdings Corp.	51,600	440,208

76	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
SBI Holdings Inc.	51,700	$1,079,182
Secom Co. Ltd.	34,400	2,954,567
Sega Sammy Holdings Inc.	34,500	387,974
Seibu Holdings Inc.	86,100	767,107
Seikagaku Corp.	51,900	489,400
Seiko Epson Corp.	51,600	542,208
Seino Holdings Co. Ltd.	34,500	424,520
Sekisui Chemical Co. Ltd.	68,800	931,823
Sekisui House Ltd.	103,200	1,872,104
Sekisui House Reit Inc.	1,204	786,876
Sekisui Kasei Co. Ltd.	34,400	165,281
Senshu Ikeda Holdings Inc.	117,300	170,852
Seven & i Holdings Co. Ltd.	120,400	3,650,831
Seven Bank Ltd.	117,100	284,637
SG Holdings Co. Ltd.	17,200	629,566
Sharp Corp.	34,000	331,221
Shikoku Electric Power Co. Inc.	34,500	231,675
Shimachu Co. Ltd.	17,500	476,355
Shimadzu Corp.	34,400	865,775
Shimano Inc.	13,300	2,893,219
Shimizu Corp.	103,800	742,200
Shin-Etsu Chemical Co. Ltd.	52,600	6,106,734
Shin-Etsu Polymer Co. Ltd.	68,800	552,456
Shinko Electric Industries Co. Ltd.	34,500	513,601
Shinsei Bank Ltd.	34,500	387,648
Shionogi & Co. Ltd.	51,600	3,054,615
Shiseido Co. Ltd.	68,800	3,806,677
Shizuoka Bank Ltd. (The)	121,000	782,786
Showa Corp.	17,500	368,439
Showa Denko KK	17,200	353,988
SKY Perfect JSAT Holdings Inc.	29,000	106,422
SMC Corp.	9,200	4,791,866
Sodick Co. Ltd.	34,700	267,807
Softbank Corp.	275,200	3,681,740
SoftBank Group Corp.	245,300	15,300,799
Sohgo Security Services Co. Ltd.	17,200	807,699
Sojitz Corp.	252,000	526,738
Sompo Holdings Inc.	51,600	1,686,163
Sony Corp.	206,400	15,765,501
Square Enix Holdings Co. Ltd.	17,200	917,507
Stanley Electric Co. Ltd.	34,400	818,598
Star Micronics Co. Ltd.	17,500	195,143
Subaru Corp.	103,200	1,946,774
SUMCO Corp.	51,600	788,177
Sumitomo Chemical Co. Ltd.	310,200	888,968
Sumitomo Corp.	172,000	1,903,339
Sumitomo Dainippon Pharma Co. Ltd.	34,400	428,170
Sumitomo Electric Industries Ltd.	120,400	1,327,782
Sumitomo Forestry Co. Ltd.	34,500	386,343
Sumitomo Heavy Industries Ltd.	17,200	333,328
Sumitomo Metal Mining Co. Ltd.	34,400	1,019,669
Sumitomo Mitsui Construction Co. Ltd.	57,900	223,430
Sumitomo Mitsui Financial Group Inc.	206,400	5,465,998
Sumitomo Mitsui Trust Holdings Inc.	51,600	1,322,576
Sumitomo Realty & Development Co. Ltd.	51,600	1,312,572
Sumitomo Rubber Industries Ltd.	34,500	285,841
Sundrug Co. Ltd.	17,200	587,269
Suntory Beverage & Food Ltd.	17,200	646,647
Suzuken Co. Ltd.	17,200	609,231
Suzuki Motor Corp.	51,600	1,694,459

Security	Shares	Value

Japan (continued)
Sysmex Corp.	34,400	$2,645,478
T&D Holdings Inc.	86,000	701,958
Taiheiyo Cement Corp.	19,300	417,105
Taisei Corp.	34,400	1,177,793
Taiyo Nippon Sanso Corp.	34,500	541,336
Taiyo Yuden Co. Ltd.	17,300	543,233
Takara Bio Inc.	17,500	464,769
Takara Holdings Inc.	51,600	441,184
Takasago Thermal Engineering Co. Ltd.	17,500	231,557
Takashimaya Co. Ltd.	39,400	260,853
Takeda Pharmaceutical Co. Ltd.	240,800	8,554,287
Takeuchi Manufacturing Co. Ltd.	17,500	289,818
Tatsuta Electric Wire and Cable Co. Ltd.	51,700	280,675
TDK Corp.	17,200	1,900,085
Teijin Ltd.	34,500	495,654
Terumo Corp.	103,200	3,879,883
THK Co. Ltd.	34,400	799,402
TIS Inc.	51,600	1,108,817
Tobu Railway Co. Ltd.	34,400	958,502
Tocalo Co. Ltd.	51,600	574,418
Toho Co. Ltd.	34,400	1,019,994
Toho Gas Co. Ltd.	17,200	745,068
Toho Holdings Co. Ltd.	17,500	297,598
Tohoku Electric Power Co. Inc.	69,400	654,420
Tokai Rika Co. Ltd.	17,500	216,991
Tokai Tokyo Financial Holdings Inc.	137,600	294,123
Tokio Marine Holdings Inc.	103,200	4,329,852
Tokyo Broadcasting System Holdings Inc.	17,500	263,501
Tokyo Electric Power Co. Holdings Inc.(a)	240,800	637,700
Tokyo Electron Ltd.	25,200	6,864,277
Tokyo Gas Co. Ltd.	68,800	1,451,418
Tokyo Seimitsu Co. Ltd.	17,200	541,719
Tokyo Steel Manufacturing Co. Ltd.	34,500	193,498
Tokyo Tatemono Co. Ltd.	51,600	551,480
Tokyu Construction Co. Ltd.	34,500	159,888
Tokyu Corp.	86,000	953,296
Tokyu Fudosan Holdings Corp.	86,000	327,797
Tokyu REIT Inc.	347	433,873
TOMONY Holdings Inc.	86,000	261,912
Topcon Corp.	36,200	234,531
Toppan Forms Co. Ltd.	34,400	323,730
Toppan Printing Co. Ltd.	35,000	524,023
Topre Corp.	17,500	168,164
Toray Industries Inc.	223,600	960,340
Toshiba Corp.	68,800	2,082,285
Tosoh Corp.	68,800	918,808
TOTO Ltd.	17,200	642,580
Towa Bank Ltd. (The)	51,600	309,415
Toyo Construction Co. Ltd.	68,800	238,161
Toyo Seikan Group Holdings Ltd.	34,500	375,901
Toyo Suisan Kaisha Ltd.	17,200	1,041,143
Toyo Tire Corp.	34,700	460,785
Toyobo Co. Ltd.	17,500	241,322
Toyoda Gosei Co. Ltd.	17,500	338,315
Toyota Boshoku Corp.	17,500	203,254
Toyota Industries Corp.	34,400	1,737,407
Toyota Motor Corp.	326,800	19,216,075
Toyota Tsusho Corp.	34,400	864,799
Trend Micro Inc.	17,200	1,000,473
TS Tech Co. Ltd.	17,200	433,864

SCHEDULE OF INVESTMENTS	77

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
TSI Holdings Co. Ltd.	68,900	$192,891
Tsukui Corp.	34,500	148,794
Tsumura & Co.	17,200	428,007
Tsuruha Holdings Inc.	6,300	869,356
Ube Industries Ltd.	17,500	283,529
Unicharm Corp.	68,800	3,096,098
United Super Markets Holdings Inc.	34,400	414,830
United Urban Investment Corp.	516	502,189
Ushio Inc.	34,500	402,658
USS Co. Ltd.	51,600	766,704
Uzabase Inc.(a)	17,200	348,132
VT Holdings Co. Ltd.	68,900	203,318
Wacom Co. Ltd.	51,600	279,156
Wakita & Co. Ltd.	34,700	296,688
West Japan Railway Co.	17,200	736,608
Yakult Honsha Co. Ltd.	17,200	977,698
Yamada Denki Co. Ltd.	86,000	371,720
Yamaha Corp.	17,800	816,514
Yamaha Motor Co. Ltd.	51,600	749,135
Yamato Holdings Co. Ltd.	51,600	1,315,256
Yaskawa Electric Corp.	34,400	1,133,869
Yokogawa Electric Corp.	51,600	782,321
Yokohama Rubber Co. Ltd. (The)	20,700	262,739
Yoshinoya Holdings Co. Ltd.	17,300	294,524
Z Holdings Corp.	498,800	2,627,746
Zensho Holdings Co. Ltd.	17,900	322,007
Zojirushi Corp.	17,200	230,515
ZOZO Inc.	34,400	930,521

		610,803,325

New Zealand — 1.1%
a2 Milk Co. Ltd.(a)	114,693	1,592,234
Air New Zealand Ltd.	94,866	84,681
Argosy Property Ltd.	148,993	126,050
Auckland International Airport Ltd.	150,169	638,224
Chorus Ltd.	94,351	468,875
Contact Energy Ltd.	112,572	437,941
Fisher & Paykel Healthcare Corp. Ltd.	97,791	2,345,166
Fletcher Building Ltd.	128,614	289,586
Goodman Property Trust	169,515	250,688
Infratil Ltd.	109,863	353,485
Kiwi Property Group Ltd.	245,024	174,648
Mercury NZ Ltd.	114,052	354,807
Meridian Energy Ltd.	208,154	673,896
Metlifecare Ltd.	64,597	254,315
Precinct Properties New Zealand Ltd.	154,696	176,732
Ryman Healthcare Ltd.	62,343	552,346
SKYCITY Entertainment Group Ltd.	109,032	180,853
Spark New Zealand Ltd.	256,287	841,677
Summerset Group Holdings Ltd.	33,585	175,625
Z Energy Ltd.	80,161	150,586

		10,122,415

Singapore — 3.2%
ARA LOGOS Logistics Trust	322,400	155,170
Ascendas REIT	398,767	1,029,414
Ascott Residence Trust(b)	515,330	336,338
CapitaLand Commercial Trust	415,876	488,267
CapitaLand Ltd.	327,100	658,350
CapitaLand Mall Trust	327,100	450,827
CapitaLand Retail China Trust	238,575	213,992

Security	Shares	Value
Singapore (continued)
CDL Hospitality Trusts(b)	304,100	$215,108
City Developments Ltd.	86,000	513,002
ComfortDelGro Corp. Ltd.	378,700	375,579
COSCO Shipping International Singapore Co. Ltd.(a)	550,400	79,070
DBS Group Holdings Ltd.	277,900	4,006,478
ESR-REIT	1,597,382	454,298
Far East Hospitality Trust	327,100	116,881
First REIT	373,100	151,003
First Resources Ltd.	86,600	86,518
Frasers Centrepoint Trust(b)	172,301	299,042
Frasers Logistics & Commercial Trust	371,283	365,516
Genting Singapore Ltd.(b)	997,600	534,701
Jardine Cycle & Carriage Ltd.	17,200	250,857
Keppel Corp. Ltd.	234,000	921,461
Keppel REIT	264,300	212,010
Lippo Malls Indonesia Retail Trust	1,066,400	90,986
Mapletree Commercial Trust	362,495	486,393
Mapletree Industrial Trust	236,300	561,757
Mapletree Logistics Trust	395,620	614,505
Mapletree North Asia Commercial Trust	397,900	248,089
OUE Commercial Real Estate Investment Trust	799,130	221,446
Oversea-Chinese Banking Corp. Ltd.	515,475	3,217,725
Raffles Medical Group Ltd.(b)	218,200	139,229
Sabana Shari’ah Compliant Industrial REIT	495,080	137,191
SATS Ltd.(b)	160,600	320,895
Sembcorp Industries Ltd.(b)	185,300	233,770
Sembcorp Marine Ltd.(a)(b)	803,900	222,768
Sheng Siong Group Ltd.	105,400	130,664
Silverlake Axis Ltd.	1,238,400	266,410
Singapore Airlines Ltd.(b)	174,400	434,951
Singapore Exchange Ltd.	128,100	763,201
Singapore Press Holdings Ltd.	213,700	166,746
Singapore Technologies Engineering Ltd.(b)	336,800	803,133
Singapore Telecommunications Ltd.	1,152,400	2,084,119
Soilbuild Business Space REIT	593,748	175,358
Starhill Global REIT	327,100	110,918
Suntec REIT(b)	316,100	308,885
United Overseas Bank Ltd.	204,300	2,888,775
UOL Group Ltd.(b)	86,000	415,168
Venture Corp. Ltd.	51,600	673,551
Wilmar International Ltd.	275,200	927,167
Wing Tai Holdings Ltd.	134,100	167,222
Yangzijiang Shipbuilding Holdings Ltd.	438,600	292,656
Yanlord Land Group Ltd.	202,500	180,158
Yoma Strategic Holdings Ltd.(a)(b)	817,833	175,936

		29,373,654

Total Common Stocks — 99.6% (Cost: $902,625,916)		900,996,061

Warrants

Singapore — 0.0%
Ezion Holdings Ltd. (Expires 04/16/23)(a)(b)(c)	341,183	3

Total Warrants — 0.0% (Cost: $0)		3

78	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(e)(f)(g)	5,050,410	$5,055,965
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(e)(f)	98,000	98,000

		5,153,965

Total Short-Term Investments — 0.6% (Cost: $5,151,944)		5,153,965

Total Investments in Securities — 100.2% (Cost: $907,777,860)		906,150,029

Other Assets, Less Liabilities — (0.2)%		(1,458,200)

Net Assets — 100.0%		$904,691,829

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,122,865	$1,940,357	(a)	$—	$(8,519)	$1,262	$5,055,965	5,050,410	$152,511	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	77,000	21,000	(a)	—	—	—	98,000	98,000	3,360		—

					$(8,519)	$1,262	$5,153,965		$155,871		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	9	09/17/20	$948	$(4,853)
TOPIX Index	18	09/10/20	2,548	(113,591)

				$(118,444)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$118,444

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULE OF INVESTMENTS	79

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Pacific ETF

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,303,812

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(177,084)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,369,384

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$900,933,485	$—	$62,576	$900,996,061
Warrants	—	—	3	3
Money Market Funds	5,153,965	—	—	5,153,965

	$906,087,450	$—	$62,579	$906,150,029

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(118,444)	$—	$—	$(118,444)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

80	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
Arcos Dorados Holdings Inc., Class A(a)	100,206	$465,960
Banco BBVA Argentina SA, ADR(a)(b)	61,126	253,062
Banco Macro SA, ADR(b)	37,358	794,978
Central Puerto SA, ADR	84,918	225,882
Globant SA(b)	29,480	5,098,271
Grupo Financiero Galicia SA, ADR(b)	85,056	1,020,672
Grupo Supervielle SA, ADR(a)	59,973	172,722
Loma Negra Cia Industrial Argentina SA, ADR(a)(b)	71,863	365,064
Pampa Energia SA, ADR(b)	52,891	578,628
Telecom Argentina SA, ADR	77,563	676,349
Transportadora de Gas del Sur SA, Class B(b)	77,054	433,043
YPF SA, ADR(b)	147,742	920,433

		11,005,064

Australia — 4.8%
Abacus Property Group	332,508	641,453
Adbri Ltd.	438,779	695,422
Afterpay Ltd.(b)	179,372	8,816,757
AGL Energy Ltd.	533,144	6,354,563
ALS Ltd.	405,363	2,468,095
Altium Ltd.	99,144	2,335,673
Alumina Ltd.	2,194,559	2,392,219
AMP Ltd.(b)	2,709,926	2,847,116
Ampol Ltd.	211,420	3,984,571
Ansell Ltd.	109,719	3,025,438
AP Eagers Ltd.	124,569	724,504
APA Group	985,426	7,773,683
Appen Ltd.	97,454	2,491,548
ARB Corp. Ltd.	58,868	810,570
Aristocrat Leisure Ltd.	487,432	9,151,532
ASX Ltd.	154,915	9,182,194
Atlas Arteria Ltd.	700,591	3,316,031
Aurizon Holdings Ltd.	1,654,300	5,279,398
AusNet Services	1,305,222	1,666,152
Austal Ltd.	254,871	603,177
Australia & New Zealand Banking Group Ltd.	2,276,401	29,320,086
Avita Therapeutics Inc.(a)(b)	91,140	396,742
Bank of Queensland Ltd.	316,482	1,350,443
Bapcor Ltd.	371,371	1,667,218
Beach Energy Ltd.	1,504,824	1,527,047
Bega Cheese Ltd.	263,821	841,937
Bendigo & Adelaide Bank Ltd.	395,958	1,953,654
BHP Group Ltd.	2,341,408	61,708,441
BHP Group PLC	1,704,337	37,021,384
Bingo Industries Ltd.(a)	373,561	518,385
Blackmores Ltd.	9,721	491,485
BlueScope Steel Ltd.	444,935	3,570,564
Boral Ltd.	991,207	2,551,931
Brambles Ltd.	1,232,377	9,527,358
Bravura Solutions Ltd.	204,503	613,036
Breville Group Ltd.	79,755	1,483,100
Brickworks Ltd.	60,362	706,903
BWP Trust	456,105	1,259,319
BWX Ltd.	97,325	272,207
carsales.com Ltd.	199,828	2,636,843
Challenger Ltd.	445,707	1,387,233
Charter Hall Group	402,360	3,035,573
Charter Hall Long Wale REIT	398,312	1,322,557
Charter Hall Retail REIT	472,363	1,077,242

Security	Shares	Value

Australia (continued)
CIMIC Group Ltd.	78,284	$1,205,917
Cleanaway Waste Management Ltd.	1,777,726	2,664,534
Clinuvel Pharmaceuticals Ltd.(a)	32,836	519,006
Coca-Cola Amatil Ltd.	409,258	2,400,826
Cochlear Ltd.	48,591	6,628,605
Coles Group Ltd.	1,070,321	13,946,946
Collins Foods Ltd.	116,656	796,442
Commonwealth Bank of Australia	1,412,926	72,145,549
Computershare Ltd.	414,179	3,989,094
Cooper Energy Ltd.(b)	1,586,207	426,581
Corporate Travel Management Ltd.(a)	73,951	462,987
Costa Group Holdings Ltd.	344,662	739,052
Credit Corp. Group Ltd.	47,387	645,009
Cromwell Property Group	1,714,096	1,087,899
Crown Resorts Ltd.	305,318	1,959,682
CSL Ltd.	363,114	70,336,007
CSR Ltd.	519,113	1,299,264
Dexus	901,548	5,502,101
Domain Holdings Australia Ltd.	358,532	848,500
Domino’s Pizza Enterprises Ltd.	50,463	2,675,132
Downer EDI Ltd.	579,558	1,708,240
Elders Ltd.	128,487	943,559
Emeco Holdings Ltd.(a)(b)	213,921	155,715
EML Payments Ltd.(b)	275,458	622,266
Evolution Mining Ltd.	1,307,250	5,531,218
Flight Centre Travel Group Ltd.	99,114	752,733
Fortescue Metals Group Ltd.	1,355,975	16,930,142
G8 Education Ltd.	543,865	313,976
Gold Road Resources Ltd.(b)	616,434	811,209
Goodman Group	1,323,988	16,075,006
GPT Group (The)	1,541,275	4,288,664
GrainCorp Ltd., Class A(b)	203,965	545,600
Growthpoint Properties Australia Ltd.	287,210	661,172
GUD Holdings Ltd.	137,100	1,105,131
GWA Group Ltd.	260,728	532,896
Harvey Norman Holdings Ltd.	563,670	1,503,758
Healius Ltd.	542,623	1,268,604
HUB24 Ltd.	44,184	422,699
IDP Education Ltd.	123,549	1,178,422
IGO Ltd.	482,397	1,591,375
Iluka Resources Ltd.	373,270	2,422,601
Incitec Pivot Ltd.	1,313,928	1,738,514
Inghams Group Ltd.	229,191	545,690
Insurance Australia Group Ltd.	1,899,735	6,934,592
InvoCare Ltd.	138,209	946,564
IOOF Holdings Ltd.	286,550	937,077
IPH Ltd.	175,475	936,264
IRESS Ltd.	162,024	1,193,328
James Hardie Industries PLC	377,097	7,834,508
JB Hi-Fi Ltd.	99,459	3,257,506
Jumbo Interactive Ltd.	43,936	342,815
Kogan.com Ltd.	62,077	741,679
Lendlease Corp. Ltd.	517,693	4,213,842
Link Administration Holdings Ltd.	470,347	1,342,492
Lynas Corp. Ltd.(b)	617,574	987,652
Macquarie Group Ltd.	267,850	23,721,032
Magellan Financial Group Ltd.	106,230	4,659,344
Mayne Pharma Group Ltd.(b)	1,055,245	298,924
McMillan Shakespeare Ltd.	77,790	492,042
Medibank Pvt Ltd.	2,279,754	4,610,492

SCHEDULE OF INVESTMENTS	81

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Megaport Ltd.(b)	124,481	$1,173,921
Mesoblast Ltd.(a)(b)	378,042	1,024,807
Metcash Ltd.	817,519	1,588,829
Mineral Resources Ltd.	158,741	2,930,271
Mirvac Group	3,251,680	4,873,761
Monadelphous Group Ltd.	101,593	649,160
Nanosonics Ltd.(b)	199,389	885,120
National Australia Bank Ltd.	2,490,980	31,547,945
National Storage REIT	916,433	1,182,996
nearmap Ltd.(a)(b)	356,666	583,185
Netwealth Group Ltd.	80,954	697,255
New Hope Corp. Ltd.	283,721	266,546
Newcrest Mining Ltd.	631,857	15,941,338
NEXTDC Ltd.(b)	333,942	2,727,752
NIB Holdings Ltd.	395,021	1,254,972
Nine Entertainment Co. Holdings Ltd.	1,350,306	1,312,144
Northern Star Resources Ltd.	599,689	6,648,837
NRW Holdings Ltd.	306,449	403,278
Nufarm Ltd./Australia(b)	261,541	754,008
Oil Search Ltd.	1,462,280	3,062,129
Omni Bridgeway Ltd.	227,501	747,238
oOh!media Ltd.	388,556	208,990
Orica Ltd.	322,004	3,992,697
Origin Energy Ltd.	1,501,035	5,780,631
Orocobre Ltd.(a)(b)	175,042	372,828
Orora Ltd.	785,686	1,295,946
OZ Minerals Ltd.	291,422	2,848,579
Pact Group Holdings Ltd.(b)	172,265	259,434
Pendal Group Ltd.	256,778	1,071,744
Perenti Global Ltd.	594,491	509,476
Perpetual Ltd.	46,658	1,014,866
Perseus Mining Ltd.(b)	1,102,225	1,213,357
Platinum Asset Management Ltd.	281,156	752,084
PolyNovo Ltd.(a)(b)	515,125	809,034
Premier Investments Ltd.	94,371	1,134,286
Pro Medicus Ltd.	39,549	678,433
Qantas Airways Ltd.	424,543	983,409
QBE Insurance Group Ltd.	1,141,319	8,111,307
Qube Holdings Ltd.	1,166,903	2,284,586
Ramelius Resources Ltd.	663,320	1,037,026
Ramsay Health Care Ltd.	132,183	5,875,398
REA Group Ltd.	44,942	3,496,328
Regis Resources Ltd.	435,000	1,756,337
Reliance Worldwide Corp. Ltd.	686,278	1,319,001
Resolute Mining Ltd.(b)	561,458	523,445
Rio Tinto Ltd.	296,063	21,656,808
Sandfire Resources Ltd.	254,287	862,572
Santos Ltd.	1,513,427	5,719,818
Saracen Mineral Holdings Ltd.(b)	822,804	3,540,444
Scentre Group	4,336,350	6,344,021
Seek Ltd.	279,312	4,340,689
Seven Group Holdings Ltd.	124,091	1,515,532
Shopping Centres Australasia Property Group	792,699	1,227,926
Sigma Healthcare Ltd.	933,244	445,069
Silver Lake Resources Ltd.(b)	765,675	1,345,305
Sims Ltd.	160,938	917,563
SmartGroup Corp. Ltd.	100,746	436,390
Sonic Healthcare Ltd.	379,667	8,740,133
South32 Ltd.	3,898,170	5,758,881
Southern Cross Media Group Ltd.	3,039,072	359,613

Security	Shares	Value

Australia (continued)
Spark Infrastructure Group	1,338,351	$2,169,145
St. Barbara Ltd.	641,580	1,541,366
Star Entertainment Grp Ltd. (The)	693,425	1,268,089
Steadfast Group Ltd.	711,129	1,708,454
Stockland	2,010,694	4,599,883
Suncorp Group Ltd.	1,015,045	6,223,885
Super Retail Group Ltd.	148,607	946,373
Sydney Airport	895,571	3,359,014
Tabcorp Holdings Ltd.	1,741,109	4,445,147
Technology One Ltd.	233,126	1,406,037
Telstra Corp. Ltd.	3,330,603	8,001,618
TPG Telecom Ltd.(b)	323,866	1,867,375
Transurban Group	2,239,614	22,180,789
Treasury Wine Estates Ltd.	600,278	4,649,287
Tuas Ltd.(a)(b)	239,995	121,339
Vicinity Centres	2,750,141	2,573,805
Viva Energy Group Ltd.(c)	974,937	1,125,674
Vocus Group Ltd.(b)	547,391	1,134,503
Washington H Soul Pattinson & Co. Ltd.	109,367	1,533,357
Waypoint REIT	629,348	1,141,883
Webjet Ltd.(a)	228,260	463,262
Wesfarmers Ltd.	908,327	30,322,991
Western Areas Ltd.	270,338	469,173
Westgold Resources Ltd.(b)	293,550	496,826
Westpac Banking Corp.	2,901,064	35,555,722
Whitehaven Coal Ltd.	755,941	750,841
WiseTech Global Ltd.	115,719	1,713,700
Woodside Petroleum Ltd.	745,104	10,692,373
Woolworths Group Ltd.	1,012,137	28,076,043
Worley Ltd.	292,972	1,722,860
Zip Co. Ltd.(a)(b)	263,617	1,124,865

		930,360,417

Austria — 0.2%
ams AG(b)	213,431	3,556,792
Andritz AG	57,053	1,921,408
AT&S Austria Technologie & Systemtechnik AG	21,503	406,837
BAWAG Group AG(b)(c)	36,101	1,321,665
CA Immobilien Anlagen AG(b)	60,759	1,911,144
DO & CO AG(a)(b)	5,840	301,438
Erste Group Bank AG(b)	228,909	5,115,944
EVN AG	25,005	415,732
FACC AG(a)(b)	25,289	156,100
IMMOFINANZ AG(b)	76,812	1,274,347
Lenzing AG(b)	11,901	555,177
Oesterreichische Post AG(a)	33,723	1,082,673
OMV AG(b)	126,558	3,998,777
Raiffeisen Bank International AG	112,440	1,934,572
S IMMO AG	80,432	1,409,543
S&T AG(a)(b)	53,541	1,463,779
Semperit AG Holding(b)	22,522	447,422
Telekom Austria AG(b)	152,260	1,148,703
UNIQA Insurance Group AG	152,980	964,191
Verbund AG	50,905	2,681,092
Vienna Insurance Group AG Wiener
Versicherung Gruppe(b)	42,737	950,086
voestalpine AG	89,753	1,989,462
Wienerberger AG(b)	95,998	2,210,188

		37,217,072

82	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Belgium — 0.7%
Ackermans & van Haaren NV(b)	14,585	$1,879,897
Aedifica SA	17,871	2,070,981
Ageas SA/NV	128,502	4,839,722
AGFA-Gevaert NV(b)	243,120	986,089
Anheuser-Busch InBev SA/NV	604,561	32,970,881
Barco NV	60,991	1,203,858
Befimmo SA	35,823	1,630,887
Bekaert SA	36,611	714,759
bpost SA(b)	78,194	508,554
Cie. d’Entreprises CFE(b)	10,710	678,821
Cofinimmo SA	12,834	1,836,321
Colruyt SA	42,088	2,466,554
D’ieteren SA/NV	28,191	1,531,783
Econocom Group SA/NV	97,201	270,109
Elia Group SA/NV	26,994	2,943,061
Euronav NV	145,698	1,412,761
Fagron	57,382	1,286,516
Galapagos NV(b)	33,518	6,246,481
Gimv NV	43,218	2,335,511
Groupe Bruxelles Lambert SA	70,768	6,169,122
KBC Ancora(b)	39,615	1,333,201
KBC Group NV	195,649	11,179,070
Kinepolis Group NV(a)(b)	28,722	1,025,706
Melexis NV	18,735	1,602,852
Mithra Pharmaceuticals SA(b)	11,306	228,883
Montea CVA	10,206	1,140,482
Ontex Group NV(a)(b)	61,577	879,603
Orange Belgium SA	37,005	622,245
Proximus SADP	118,389	2,451,312
Sofina SA	11,589	3,261,550
Solvay SA	54,211	4,234,744
Telenet Group Holding NV	36,887	1,439,423
Tessenderlo Group SA(b)	38,906	1,159,360
UCB SA	102,016	13,131,002
Umicore SA	161,506	7,627,775
Warehouses De Pauw CVA	115,416	3,705,416

		129,005,292

Brazil — 1.2%
Aliansce Sonae Shopping Centers SA(b)	122,653	653,578
Ambev SA	3,846,300	10,270,001
Anima Holding SA(b)	58,800	324,621
Arezzo Industria e Comercio SA	45,000	456,068
Atacadao SA	341,900	1,473,786
B2W Cia. Digital(b)	172,071	3,943,969
B3 SA - Brasil, Bolsa, Balcao	1,714,739	20,896,508
Banco Bradesco SA	1,033,786	4,116,636
Banco BTG Pactual SA	187,400	3,110,974
Banco do Brasil SA	678,200	4,374,727
Banco Inter SA	60,000	698,221
Banco Santander Brasil SA	247,300	1,419,916
BB Seguridade Participacoes SA	531,400	2,840,843
BK Brasil Operacao e Assessoria a Restaurantes SA	141,400	286,288
BR Malls Participacoes SA	841,708	1,600,697
BRF SA(b)	443,847	1,764,884
CCR SA	944,200	2,713,364
Centrais Eletricas Brasileiras SA	239,247	1,697,680
Cia Brasileira de Distribuicao	127,400	1,737,562
Cia. de Locacao das Americas	419,700	1,542,291

Security	Shares	Value

Brazil (continued)
Cia. de Saneamento Basico do Estado de Sao Paulo	265,900	$3,108,075
Cia. de Saneamento de Minas Gerais-COPASA	58,900	617,195
Cia. de Saneamento do Parana	175,500	1,033,285
Cia. Hering	115,800	329,217
Cia. Siderurgica Nacional SA	494,900	1,164,571
Cielo SA	859,600	886,713
Cogna Educacao	1,542,008	2,452,616
Cosan SA	125,600	2,181,075
CVC Brasil Operadora e Agencia de Viagens SA	113,500	453,494
Cyrela Brazil Realty SA Empreendimentos e Participacoes	304,100	1,601,756
Duratex SA	291,619	901,891
EcoRodovias Infraestrutura e Logistica SA(b)	165,500	461,612
EDP — Energias do Brasil SA	269,500	960,836
Embraer SA(b)	562,200	821,841
Energisa SA	191,700	1,809,915
Eneva SA(b)	194,400	1,880,965
Engie Brasil Energia SA	138,675	1,229,902
Equatorial Energia SA	696,840	3,417,405
Ez Tec Empreendimentos e Participacoes SA	124,348	983,404
Fleury SA	208,200	1,024,243
Grendene SA	364,800	533,977
Grupo SBF SA(b)	83,900	469,155
Guararapes Confeccoes SA	99,600	341,515
Hapvida Participacoes e Investimentos SA(c)	194,300	2,431,269
Hypera SA	320,100	2,220,987
Iguatemi Empresa de Shopping Centers SA	86,300	556,181
Iochpe Maxion SA	90,345	223,008
IRB Brasil Resseguros SA	583,800	893,789
JBS SA	873,300	3,613,447
JHSF Participacoes SA	323,000	572,066
Klabin SA	565,100	2,242,684
Light SA(b)	189,600	688,355
Linx SA	118,900	603,659
Localiza Rent a Car SA	506,757	4,956,792
LOG Commercial Properties e Participacoes SA	28,892	204,239
Lojas Renner SA	703,974	5,561,960
M. Dias Branco SA	94,800	711,665
Magazine Luiza SA	617,500	9,573,634
Marfrig Global Foods SA(b)	369,800	1,023,631
Marisa Lojas SA(b)	107,800	168,975
Minerva SA(b)	272,600	711,112
Movida Participacoes SA	167,000	534,125
MRV Engenharia e Participacoes SA	340,600	1,252,273
Multiplan Empreendimentos Imobiliarios SA	314,882	1,278,690
Natura & Co. Holding SA	625,488	5,651,957
Notre Dame Intermedica Participacoes SA	401,800	5,152,747
Odontoprev SA	236,000	626,517
Petro Rio SA(b)	119,600	909,556
Petrobras Distribuidora SA	583,600	2,544,800
Petroleo Brasileiro SA	3,023,000	13,181,855
Porto Seguro SA	68,000	705,759
Qualicorp Consultoria e Corretora de Seguros SA	195,500	1,051,519
Raia Drogasil SA	179,900	4,288,599
Rumo SA(b)	901,800	3,849,167
Santos Brasil Participacoes SA	344,600	368,046
Sao Martinho SA	194,100	798,279
SLC Agricola SA	84,500	376,580
Smiles Fidelidade SA	54,400	159,570

SCHEDULE OF INVESTMENTS	83

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Sul America SA	236,152	$2,299,917
Suzano SA(b)	434,400	3,504,706
TIM Participacoes SA	620,400	1,877,003
TOTVS SA	354,500	1,758,949
Transmissora Alianca de Energia Eletrica SA	221,900	1,234,435
Trisul SA	162,300	426,810
Ultrapar Participacoes SA	539,800	1,963,927
Vale SA	2,967,419	34,606,018
Via Varejo SA(b)	779,700	2,923,613
WEG SA	705,568	9,128,281
YDUQS Participacoes SA	249,800	1,626,210

		235,624,633

Canada — 6.6%
Aecon Group Inc.	74,259	779,456
Ag Growth International Inc.(a)	16,553	370,975
Agnico Eagle Mines Ltd.	192,935	15,321,012
Air Canada(a)(b)	104,042	1,173,628
Alacer Gold Corp.(b)	294,795	2,277,811
Alamos Gold Inc., Class A	334,881	3,542,563
Alaris Royalty Corp.	64,697	641,416
Algonquin Power & Utilities Corp.	454,574	6,271,390
Alimentation Couche-Tard Inc., Class B	701,044	24,362,522
Allied Properties REIT	56,904	1,703,934
AltaGas Ltd.	231,506	2,900,090
Altus Group Ltd.	37,434	1,192,187
Aphria Inc.(a)(b)	211,757	1,010,173
ARC Resources Ltd.	241,308	1,025,041
Aritzia Inc.(b)	66,454	879,604
Atco Ltd., Class I, NVS	56,766	1,766,336
ATS Automation Tooling Systems Inc.(b)	87,985	1,138,976
Aurinia Pharmaceuticals Inc.(b)	73,692	1,039,225
B2Gold Corp.	865,936	5,999,168
Badger Daylighting Ltd.	44,444	961,211
Ballard Power Systems Inc.(a)(b)	139,841	1,986,692
Bank of Montreal	509,886	27,894,323
Bank of Nova Scotia (The)	970,474	39,855,002
Barrick Gold Corp.	1,429,814	41,319,970
Bausch Health Companies Inc.(b)	257,657	4,710,728
BCE Inc.	106,595	4,469,112
BlackBerry Ltd.(b)	437,058	2,071,906
Boardwalk REIT	29,699	679,119
Bombardier Inc., Class B(a)(b)	1,816,562	630,609
Boralex Inc., Class A	65,930	1,719,742
Boyd Group Services Inc.	13,072	1,908,736
Brookfield Asset Management Inc., Class A	1,075,327	34,728,366
BRP Inc.	33,181	1,486,271
CAE Inc.	226,201	3,375,706
Cameco Corp.	334,153	3,397,659
Canada Goose Holdings Inc.(a)(b)	50,795	1,130,421
Canadian Apartment Properties REIT	73,996	2,683,080
Canadian Imperial Bank of Commerce	362,386	25,087,013
Canadian National Railway Co.	570,431	55,718,695
Canadian Natural Resources Ltd.	958,779	16,913,735
Canadian Pacific Railway Ltd.	109,714	30,171,964
Canadian Tire Corp. Ltd., Class A, NVS	47,725	4,399,821
Canadian Utilities Ltd., Class A, NVS	103,934	2,666,049
Canadian Western Bank	70,648	1,202,519
Canfor Corp.(b)	53,316	636,051
Canopy Growth Corp.(a)(b)	184,288	3,365,199
Capital Power Corp.	77,084	1,630,302

Security	Shares	Value

Canada (continued)
Cascades Inc.	70,712	$806,101
CCL Industries Inc., Class B, NVS	127,903	4,254,840
Celestica Inc.(b)	118,235	976,244
Cenovus Energy Inc.	878,125	3,907,148
Centerra Gold Inc.	202,745	2,542,826
CGI Inc.(b)	192,777	13,768,552
Charlottes Web Holdings Inc.(b)	45,642	158,444
CI Financial Corp.	178,457	2,452,701
Cineplex Inc.	63,544	379,509
Cogeco Communications Inc.	15,820	1,205,839
Colliers International Group Inc.	29,212	1,580,000
Cominar REIT	63,372	377,535
Constellation Software Inc.	16,326	19,310,507
Corus Entertainment Inc., Class B, NVS	148,229	265,584
Crescent Point Energy Corp.	461,889	713,781
Cronos Group Inc.(a)(b)	161,674	1,059,722
Descartes Systems Group Inc. (The)(b)	77,513	4,363,759
Dollarama Inc.	242,578	8,870,079
DREAM Unlimited Corp., Class A	24,747	330,884
ECN Capital Corp.	301,727	1,063,196
Eldorado Gold Corp.(b)	135,085	1,697,261
Element Fleet Management Corp.	360,300	3,023,346
Emera Inc.	196,867	8,193,606
Empire Co. Ltd., Class A, NVS	144,754	3,718,541
Enbridge Inc.	1,618,462	51,798,034
Endeavour Mining Corp.(a)(b)	113,937	3,069,792
Enerflex Ltd.	90,408	335,444
Enerplus Corp.	243,946	602,808
Enghouse Systems Ltd.	32,310	1,831,021
Equinox Gold Corp.(b)	125,006	1,490,366
Equitable Group Inc.(a)	13,833	800,651
ERO Copper Corp.(a)(b)	59,363	714,395
Extendicare Inc.	170,914	717,086
Fairfax Financial Holdings Ltd.	22,733	7,122,498
Finning International Inc.	132,645	1,891,392
First Capital Real Estate Investment Trust	87,843	890,562
First Majestic Silver Corp.(a)(b)	164,778	2,199,500
First Quantum Minerals Ltd.	482,776	4,079,899
FirstService Corp.	33,137	3,963,081
Fortis Inc.	363,848	14,817,401
Fortuna Silver Mines Inc.(b)	147,189	985,655
Franco-Nevada Corp.	152,792	24,421,625
Freehold Royalties Ltd.	167,797	448,461
Genworth MI Canada Inc.	46,926	1,162,728
George Weston Ltd.	64,937	4,904,574
Gibson Energy Inc.	115,040	1,894,574
Gildan Activewear Inc.	167,585	2,973,867
Granite REIT	29,283	1,702,983
Great Canadian Gaming Corp.(b)	47,714	946,800
Great-West Lifeco Inc.	218,406	3,861,033
H&R Real Estate Investment Trust	97,795	733,736
Home Capital Group Inc.(b)	46,530	782,621
Hudbay Minerals Inc.(a)	260,219	817,859
Husky Energy Inc.	305,691	983,597
Hydro One Ltd.(c)	251,348	5,355,336
iA Financial Corp. Inc.	85,739	3,010,306
IAMGOLD Corp.(b)	412,414	2,059,761
IGM Financial Inc.	35,868	881,772
Imperial Oil Ltd.	223,693	3,498,595
Innergex Renewable Energy Inc.	93,867	1,611,051

84	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Intact Financial Corp.	118,118	$12,895,540
Inter Pipeline Ltd.	353,280	3,309,940
Interfor Corp.(b)	75,925	881,399
InterRent REIT	86,355	880,634
Intertape Polymer Group Inc.	51,471	614,809
Ivanhoe Mines Ltd., Class A(b)	570,062	2,008,729
Jamieson Wellness Inc.	41,974	1,208,300
Keyera Corp.	184,559	2,805,242
Killam Apartment REIT	74,879	972,672
Kinaxis Inc.(b)	24,021	3,647,534
Kinross Gold Corp.(b)	1,031,373	9,624,608
Kirkland Lake Gold Ltd.	223,891	12,226,672
Labrador Iron Ore Royalty Corp.	69,629	1,333,841
Largo Resources Ltd.(a)(b)	256,937	195,652
Laurentian Bank of Canada	36,299	719,476
Lightspeed POS Inc.(a)(b)	24,200	683,634
Linamar Corp.	46,114	1,377,051
Lithium Americas Corp.(a)(b)	65,778	405,128
Loblaw Companies Ltd.	143,979	7,469,280
Lundin Mining Corp.	574,732	3,217,984
MAG Silver Corp.(b)	63,667	1,075,613
Magna International Inc.	238,360	11,016,698
Manulife Financial Corp.	1,586,880	21,265,021
Maple Leaf Foods Inc.	73,165	1,609,138
Martinrea International Inc.	114,689	852,783
MEG Energy Corp.(a)(b)	233,387	616,790
Methanex Corp.	60,838	1,127,286
Metro Inc.	213,894	9,382,913
Morguard REIT	19,828	72,680
Morneau Shepell Inc.	61,024	1,415,921
MTY Food Group Inc.(a)	19,426	419,120
Mullen Group Ltd.	75,293	539,614
National Bank of Canada	273,971	12,934,622
New Gold Inc.(b)	474,382	779,127
NexGen Energy Ltd.(a)(b)	256,041	454,929
NFI Group Inc.	57,899	647,933
Norbord Inc.	44,349	1,442,212
North West Co. Inc. (The)	71,040	1,580,434
Northland Power Inc.	142,555	3,905,762
Northview Apartment Real Estate Investment Trust	34,113	892,362
Novagold Resources Inc.(b)	200,677	1,835,232
Nutrien Ltd.	462,502	15,061,095
OceanaGold Corp.(b)	445,863	1,168,331
Onex Corp.	68,121	3,027,939
Open Text Corp.	226,569	10,197,719
Organigram Holdings Inc.(a)(b)	141,902	171,617
Osisko Gold Royalties Ltd.	102,759	1,204,417
Osisko Mining Inc.(a)(b)	125,890	400,367
Pan American Silver Corp.	173,167	6,470,331
Parex Resources Inc.(b)	140,063	1,693,931
Parkland Corp./Canada	128,114	3,373,334
Pason Systems Inc.	104,019	496,216
Pembina Pipeline Corp.	450,405	10,944,892
Poseidon Concepts Corp.(b)	293	0	(d)
Power Corp. of Canada	477,802	8,478,801
PrairieSky Royalty Ltd.	184,724	1,159,783
Premier Gold Mines Ltd.(a)(b)	207,752	423,414
Premium Brands Holdings Corp.	25,416	1,795,343
Pretium Resources Inc.(b)	158,459	1,502,373
Primo Water Corp.	114,497	1,624,926

Security	Shares	Value

Canada (continued)
Quebecor Inc., Class B	150,142	$3,425,412
Real Matters Inc.(b)	91,849	2,043,375
Restaurant Brands International Inc.	224,496	12,678,703
Richelieu Hardware Ltd.	44,591	1,105,204
RioCan REIT	123,826	1,382,932
Ritchie Bros Auctioneers Inc.	92,382	4,271,159
Rogers Communications Inc., Class B, NVS	291,100	11,887,398
Royal Bank of Canada	1,138,979	78,567,868
Russel Metals Inc.	85,531	1,145,522
Sandstorm Gold Ltd.(b)	132,906	1,279,946
Saputo Inc.	195,290	4,779,101
Seabridge Gold Inc.(a)(b)	46,643	907,789
Seven Generations Energy Ltd., Class A(a)(b)	198,221	543,092
Shaw Communications Inc., Class B, NVS	384,152	7,026,296
Shopify Inc., Class A(b)	84,349	86,255,747
Sierra Wireless Inc.(b)	30,180	401,499
Silvercorp Metals Inc.	143,321	1,038,930
SilverCrest Metals Inc.(a)(b)	72,753	724,543
Sleep Country Canada Holdings Inc.(c)	28,272	405,454
SmartCentres Real Estate Investment Trust	72,821	1,102,508
SNC-Lavalin Group Inc.	145,274	2,304,645
Spin Master Corp.(a)(b)(c)	28,823	537,513
SSR Mining Inc.(a)(b)	105,118	2,519,065
Stantec Inc.	92,669	2,982,427
Stella-Jones Inc.	46,553	1,413,793
Sun Life Financial Inc.	480,969	18,746,839
Suncor Energy Inc.	1,240,845	19,518,182
Superior Plus Corp.	195,475	1,703,018
TC Energy Corp.	754,387	34,382,476
Teck Resources Ltd., Class B	371,483	3,763,363
TELUS Corp.	311,740	5,406,286
TFI International Inc.	72,808	3,159,090
Thomson Reuters Corp.	145,078	10,122,426
TMX Group Ltd.	45,592	4,660,289
Torex Gold Resources Inc.(b)	80,757	1,416,187
Toromont Industries Ltd.	68,603	3,739,747
Toronto-Dominion Bank (The)	1,451,114	64,208,680
Tourmaline Oil Corp.	210,211	2,137,420
TransAlta Corp.	235,244	1,538,438
TransAlta Renewables Inc.	85,371	994,242
Transat AT Inc.(b)	32,651	130,409
Transcontinental Inc., Class A	81,778	942,630
Turquoise Hill Resources Ltd.(b)	903,751	755,656
Vermilion Energy Inc.	140,358	572,120
Wesdome Gold Mines Ltd.(b)	115,196	1,179,050
West Fraser Timber Co. Ltd.	44,753	2,215,766
Westshore Terminals Investment Corp.(a)	64,808	831,691
Wheaton Precious Metals Corp.	365,013	19,802,534
Whitecap Resources Inc.(a)	427,318	705,019
Winpak Ltd.	29,207	1,023,717
WSP Global Inc.	92,304	5,795,961
Yamana Gold Inc.	805,395	5,231,009

		1,289,527,687

Chile — 0.2%
AES Gener SA	1,968,692	337,613
Aguas Andinas SA, Class A	2,568,416	903,114
Banco de Chile	33,137,733	3,182,035
Banco de Credito e Inversiones SA	43,094	1,537,262
Banco Santander Chile	52,614,253	2,290,478
CAP SA(b)	68,300	514,364

SCHEDULE OF INVESTMENTS	85

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile (continued)
Cencosud SA	1,236,817	$2,155,348
Cia. Cervecerias Unidas SA	150,165	1,166,775
Colbun SA	7,393,559	1,338,165
Empresa Nacional de Telecomunicaciones SA	113,262	807,794
Empresas CMPC SA	934,461	2,070,434
Empresas COPEC SA	319,245	2,606,633
Enel Americas SA	29,774,584	4,620,648
Enel Chile SA	24,750,222	2,125,493
Engie Energia Chile SA	617,057	884,550
Falabella SA	554,853	1,979,288
Inversiones Aguas Metropolitanas SA	635,680	554,306
Itau CorpBanca Chile SA	104,667,278	370,468
Parque Arauco SA	607,055	1,038,640
SONDA SA	636,410	512,902
Vina Concha y Toro SA	547,797	911,921

		31,908,231

China — 10.9%
21Vianet Group Inc., ADR(b)	57,967	1,260,203
3SBio Inc.(b)(c)	1,011,500	1,229,430
51job Inc., ADR(a)(b)	25,231	1,712,680
58.com Inc., ADR(a)(b)	74,250	4,111,223
AAC Technologies Holdings Inc.(a)	609,000	4,848,301
Agile Group Holdings Ltd.	988,250	1,253,451
Agricultural Bank of China Ltd., Class A	4,406,800	2,040,054
Agricultural Bank of China Ltd., Class H	21,493,000	7,626,352
Aier Eye Hospital Group Co. Ltd., Class A	295,042	1,915,569
Air China Ltd., Class H(a)	1,534,000	952,045
AK Medical Holdings Ltd.(c)	388,000	1,133,932
Alibaba Group Holding Ltd., ADR(b)	1,504,187	377,581,021
Alibaba Health Information Technology Ltd.(b)	3,052,000	8,427,241
Alibaba Pictures Group Ltd.(a)(b)	12,950,000	1,804,599
A-Living Services Co. Ltd., Class H(a)(c)	397,500	2,243,894
Aluminum Corp. of China Ltd., Class H(b)	4,384,000	1,125,669
Angang Steel Co. Ltd., Class A	2,770,733	1,068,225
Anhui Conch Cement Co. Ltd., Class A	304,687	2,682,128
Anhui Conch Cement Co. Ltd., Class H	908,000	6,859,617
Anhui Gujing Distillery Co. Ltd., Class A	51,100	1,559,238
Anta Sports Products Ltd.	871,000	8,260,238
Anxin-China Holdings Ltd.(b)(e)	1,004,000	1
Asia Cement China Holdings Corp.	668,000	755,898
Atlas Crop.	102,151	726,294
Autohome Inc., ADR	47,897	4,198,172
AviChina Industry & Technology Co. Ltd., Class H	3,090,000	1,838,004
BAIC Motor Corp. Ltd., Class H(c)	1,314,000	640,876
Baidu Inc., ADR(a)(b)	219,358	26,191,345
Bank of Beijing Co. Ltd., Class A	2,381,993	1,648,934
Bank of China Ltd., Class A	2,753,500	1,314,150
Bank of China Ltd., Class H	62,670,000	21,024,232
Bank of Communications Co. Ltd., Class A	2,723,400	1,857,950
Bank of Communications Co. Ltd., Class H	6,086,000	3,376,661
Bank of Ningbo Co. Ltd., Class A	469,574	1,949,702
Bank of Shanghai Co. Ltd., Class A	1,547,151	1,836,026
Baoshan Iron & Steel Co. Ltd., Class A	2,650,104	1,868,718
Baozun Inc., ADR(a)(b)	45,974	1,933,666
Beijing Capital International Airport Co. Ltd., Class H	1,482,000	977,139
Beijing Chunlizhengda Medical Instruments Co. Ltd., Class H	109,500	647,093
Beijing Enterprises Holdings Ltd.	308,500	1,078,727
Beijing Enterprises Water Group Ltd.	4,068,000	1,726,887

Security	Shares	Value

China (continued)
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	199,200	$1,565,107
Beijing Sinnet Technology Co. Ltd., Class A	252,700	945,644
BEST Inc., ADR(b)	185,509	780,993
Bilibili Inc., ADR(a)(b)	78,907	3,438,767
Bitauto Holdings Ltd., ADR(b)	34,662	550,433
BOE Technology Group Co. Ltd., Class A	2,336,600	1,563,929
Bosideng International Holdings Ltd.(a)	3,062,000	884,994
Brilliance China Automotive Holdings Ltd.	2,392,000	2,447,493
BYD Co. Ltd., Class H(a)	625,000	5,971,620
BYD Electronic International Co. Ltd.	591,000	2,070,353
Camsing International Holding Ltd.(b)(e)	264,000	29,635
CanSino Biologics Inc., Class H(b)(c)	57,000	1,996,052
CAR Inc.(b)	1,376,000	417,228
CGN Power Co. Ltd., Class H(c)	9,044,000	1,902,108
Changchun High & New Technology Industry Group Inc., Class A	32,200	2,293,654
China Aoyuan Group Ltd.	1,135,000	1,429,331
China BlueChemical Ltd., Class H	3,212,000	472,463
China Cinda Asset Management Co. Ltd., Class H	7,962,000	1,499,899
China CITIC Bank Corp. Ltd., Class H	7,089,000	3,091,639
China Communications Construction Co. Ltd., Class H	3,550,000	2,065,818
China Communications Services Corp. Ltd., Class H	1,898,000	1,229,382
China Conch Venture Holdings Ltd.	1,462,000	6,281,722
China Construction Bank Corp., Class H	77,114,000	56,515,641
China East Education Holdings Ltd.(c)	772,500	1,814,082
China Eastern Airlines Corp. Ltd., Class A(b)	2,686,493	1,698,009
China Education Group Holdings Ltd.(a)	643,000	1,219,594
China Everbright Bank Co. Ltd., Class A	2,804,400	1,519,314
China Everbright Bank Co. Ltd., Class H	2,399,000	900,763
China Everbright International Ltd.	3,084,629	1,906,451
China Everbright Ltd.	926,000	1,481,562
China Evergrande Group	1,390,000	3,900,867
China Feihe Ltd.(a)(c)	699,000	1,343,849
China Fortune Land Development Co. Ltd., Class A	454,340	1,129,786
China Galaxy Securities Co. Ltd., Class H	2,744,000	1,639,276
China Gas Holdings Ltd.	2,158,400	6,488,958
China Hongqiao Group Ltd.	2,106,000	1,209,220
China Huarong Asset Management Co. Ltd., Class H(c)	10,053,000	1,141,472
China Huishan Dairy Holdings Co. Ltd.(b)(e)	262,905	0	(d)
China International Capital Corp. Ltd., Class H(a)(b)(c)	1,161,600	2,742,804
China Jinmao Holdings Group Ltd.(a)	4,070,000	2,767,529
China Lesso Group Holdings Ltd.	1,085,000	2,094,346
China Life Insurance Co. Ltd., Class A	267,800	1,400,555
China Life Insurance Co. Ltd., Class H	5,723,000	13,188,405
China Literature Ltd.(a)(b)(c)	250,400	1,646,136
China Longyuan Power Group Corp. Ltd., Class H	2,418,000	1,731,555
China Lumena New Materials Corp.(a)(b)(e)	3,800	0	(d)
China Medical System Holdings Ltd.	1,257,000	1,522,958
China Meidong Auto Holdings Ltd.	522,000	1,458,195
China Mengniu Dairy Co. Ltd.	2,217,000	10,398,177
China Merchants Bank Co. Ltd., Class A	1,119,693	5,584,624
China Merchants Bank Co. Ltd., Class H	3,134,677	14,621,374
China Merchants Port Holdings Co. Ltd.(a)	980,000	1,121,597
China Merchants Securities Co. Ltd., Class A	1,105,205	3,410,379

86	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	692,141	$1,692,347
China Metal Recycling Holdings Ltd.(b)(e)	3,000	0	(d)
China Minsheng Banking Corp. Ltd., Class A	2,436,899	1,934,920
China Minsheng Banking Corp. Ltd., Class H	4,153,500	2,615,298
China Mobile Ltd.	4,923,500	33,733,046
China Molybdenum Co. Ltd., Class H	3,933,000	1,593,458
China National Building Material Co. Ltd., Class H	2,926,000	4,538,014
China Oilfield Services Ltd., Class H	1,476,000	1,148,394
China Oriental Group Co. Ltd.	1,460,000	421,976
China Overseas Grand Oceans Group Ltd.	1,694,000	1,022,931
China Overseas Land & Investment Ltd.	3,016,500	9,185,492
China Overseas Property Holdings Ltd.	1,345,000	1,403,970
China Pacific Insurance Group Co. Ltd., Class A	441,888	1,868,948
China Pacific Insurance Group Co. Ltd., Class H(a)	2,088,400	6,049,467
China Petroleum & Chemical Corp., Class A	2,367,798	1,357,439
China Petroleum & Chemical Corp., Class H	19,122,200	8,191,492
China Power International Development Ltd.	6,268,000	1,172,692
China Railway Construction Corp. Ltd., Class A	1,000,690	1,260,678
China Railway Construction Corp. Ltd., Class H	1,245,000	994,368
China Railway Group Ltd., Class A	2,273,585	1,815,023
China Railway Group Ltd., Class H	1,950,000	986,297
China Railway Signal & Communication Corp. Ltd., Class H(c)	1,462,000	635,718
China Reinsurance Group Corp., Class H	5,843,000	640,829
China Renewable Energy Investment Ltd.(b)(e)	4,386	0	(d)
China Resources Beer Holdings Co. Ltd.	1,210,000	8,415,138
China Resources Cement Holdings Ltd.	1,716,000	2,346,985
China Resources Gas Group Ltd.	752,000	3,706,537
China Resources Land Ltd.	2,514,666	10,480,208
China Resources Medical Holdings Co. Ltd.	2,017,000	1,439,190
China Resources Pharmaceutical Group Ltd.(c)	1,674,500	950,659
China Resources Power Holdings Co. Ltd.	1,494,000	1,904,560
China SCE Group Holdings Ltd.	2,633,000	1,212,847
China Shenhua Energy Co. Ltd., Class H	2,806,500	4,678,586
China Shineway Pharmaceutical Group Ltd.	700,000	467,859
China Shipbuilding Industry Co. Ltd., Class A(b)	2,679,660	1,839,632
China Southern Airlines Co. Ltd., Class H(a)(b)	1,482,000	686,483
China State Construction Engineering Corp. Ltd., Class A	3,085,880	2,224,655
China State Construction International Holdings Ltd.	1,554,000	918,340
China Taiping Insurance Holdings Co. Ltd.(a)	1,248,768	2,213,888
China Telecom Corp. Ltd., Class H	10,904,000	3,250,012
China Tourism Group Duty Free Corp. Ltd., Class A	126,492	4,405,397
China Tower Corp. Ltd., Class H(c)	35,930,000	6,536,773
China Traditional Chinese Medicine Holdings Co. Ltd.	2,576,000	1,316,219
China Travel International Investment Hong Kong Ltd.	4,128,000	612,526
China Unicom Hong Kong Ltd.	4,612,000	2,570,752
China United Network Communications Ltd., Class A	2,729,187	1,987,068
China Vanke Co. Ltd., Class A	674,692	2,595,397
China Vanke Co. Ltd., Class H	1,136,000	3,576,475
China Water Affairs Group Ltd.(a)	1,204,000	1,039,297
China Yangtze Power Co. Ltd., Class A	1,184,790	3,119,365
China Youzan Ltd.(b)	11,288,000	2,476,014
China Yuhua Education Corp Ltd.(c)	1,268,000	1,225,429
China ZhengTong Auto Services Holdings Ltd.	1,589,500	229,702
Chinasoft International Ltd.	1,890,000	1,441,240

Security	Shares	Value

China (continued)
Chongqing Rural Commercial Bank Co. Ltd., Class H	1,763,000	$714,281
Chongqing Zhifei Biological Products Co. Ltd., Class A	112,100	2,988,369
CIFI Holdings Group Co. Ltd.(a)	2,260,000	2,029,573
CITIC Ltd.	4,519,000	4,239,004
CITIC Resources Holdings Ltd.(b)	5,178,000	213,796
CITIC Securities Co. Ltd., Class A	776,399	3,333,823
CITIC Securities Co. Ltd., Class H(a)	1,495,500	3,481,048
CNOOC Ltd.	14,526,000	15,369,049
COFCO Meat Holdings Ltd.(a)	1,472,000	731,233
Contemporary Amperex Technology Co. Ltd., Class A	115,599	3,515,230
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	1,154,000	515,192
COSCO SHIPPING Holdings Co. Ltd., Class H(b)	2,665,500	1,004,266
COSCO SHIPPING Ports Ltd.	1,900,000	990,426
Country Garden Holdings Co. Ltd.(a)	5,796,866	7,442,236
Country Garden Services Holdings Co. Ltd.	1,140,000	6,876,597
CRRC Corp. Ltd., Class A	2,497,588	2,090,496
CRRC Corp. Ltd., Class H	2,652,000	1,153,163
CSC Financial Co. Ltd., Class A	163,500	1,139,561
CSPC Pharmaceutical Group Ltd.	4,634,400	9,723,019
Cstone Pharmaceuticals(b)	465,500	624,655
Dali Foods Group Co. Ltd.(c)	2,046,000	1,248,688
Daqin Railway Co. Ltd., Class A	1,726,630	1,606,052
Daqo New Energy Corp., ADR(a)(b)	11,186	1,240,639
Digital China Holdings Ltd.	1,372,000	1,150,680
Dongfeng Motor Group Co. Ltd., Class H	1,904,000	1,363,474
Dongyue Group Ltd.	1,645,000	723,781
East Money Information Co. Ltd., Class A	588,720	2,250,337
ENN Energy Holdings Ltd.	653,400	7,916,474
Eve Energy Co. Ltd., Class A	150,143	1,295,440
Ever Sunshine Lifestyle Services Group Ltd.	786,000	1,511,109
Fanhua Inc., ADR	50,934	1,022,755
Far East Horizon Ltd.	1,889,000	1,555,033
Focus Media Information Technology Co. Ltd., Class A	1,245,300	1,081,589
Foshan Haitian Flavouring & Food Co. Ltd., Class A	145,995	3,140,339
Fosun International Ltd.	2,134,500	2,431,890
Foxconn Industrial Internet Co. Ltd., Class A	427,100	893,101
Fu Shou Yuan International Group Ltd.	1,231,000	1,167,434
Fuyao Glass Industry Group Co. Ltd., Class H(c)	454,400	1,269,356
Ganfeng Lithium Co. Ltd., Class A	92,900	745,091
GCL-Poly Energy Holdings Ltd.(b)	14,649,000	453,635
GDS Holdings Ltd., ADR(b)	65,236	5,237,798
Geely Automobile Holdings Ltd.	4,721,000	9,929,073
Genertec Universal Medical Group Co. Ltd.(c)	1,422,000	910,057
Genscript Biotech Corp.(b)	796,000	1,725,478
GF Securities Co. Ltd., Class H	1,179,200	1,413,482
Gigadevice Semiconductor Beijing Inc., Class A	29,800	988,742
Glodon Co. Ltd., Class A	157,900	1,731,927
Glory Sun Financial Group Ltd.(a)(b)	16,124,000	644,943
GoerTek Inc., Class A	282,500	1,728,869
GOME Retail Holdings Ltd.(a)(b)	9,268,000	1,339,341
Great Wall Motor Co. Ltd., Class H	2,518,500	2,459,942
Gree Electric Appliances Inc. of Zhuhai, Class A	225,900	1,842,555
Greentown Service Group Co. Ltd., Class L	1,080,000	1,477,123
Guangdong Haid Group Co. Ltd., Class A	185,300	1,695,712
Guangdong Investment Ltd.	2,546,000	4,112,916

SCHEDULE OF INVESTMENTS	87

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Guangzhou Automobile Group Co. Ltd., Class H	2,469,600	$2,361,195
Guangzhou R&F Properties Co. Ltd., Class H	971,200	1,119,044
Guotai Junan Securities Co. Ltd., Class A	899,872	2,383,408
Haidilao International Holding Ltd.(a)(c)	666,000	3,063,521
Haier Electronics Group Co. Ltd.(e)	899,000	3,114,520
Haier Smart Home Co. Ltd., Class A(e)	588,300	1,517,704
Haitian International Holdings Ltd.	596,000	1,371,918
Haitong Securities Co. Ltd., Class A(b)	994,829	2,010,404
Haitong Securities Co. Ltd., Class H(b)	1,806,800	1,678,532
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	534,446	2,833,374
Hangzhou Tigermed Consulting Co. Ltd., Class A	79,000	1,219,435
Hansoh Pharmaceutical Group Co. Ltd.(b)(c)	472,000	2,040,205
Harbin Electric Co. Ltd., Class H(b)	908,000	329,215
Henan Shuanghui Investment & Development Co. Ltd., Class A	192,451	1,506,840
Hengan International Group Co. Ltd.	563,000	4,725,446
Hengli Petrochemical Co. Ltd., Class A	591,900	1,380,230
HengTen Networks Group Ltd.(a)(b)	34,152,000	1,044,363
Hithink RoyalFlush Information Network Co. Ltd., Class A	44,200	906,457
Hope Education Group Co. Ltd.(c)	2,294,000	769,580
Hua Hong Semiconductor Ltd.(a)(b)(c)	452,000	1,982,917
Hualan Biological Engineering Inc., Class A	178,000	1,656,461
Huaneng Power International Inc., Class H	3,058,000	1,306,028
Huatai Securities Co. Ltd., Class A	650,900	1,939,476
Huatai Securities Co. Ltd., Class H(c)	1,033,600	1,867,100
Huaxia Bank Co. Ltd., Class A	2,359,074	2,150,376
Huazhu Group Ltd., ADR(a)	116,575	4,002,020
Hundsun Technologies Inc., Class A	147,930	2,322,229
Hutchison China MediTech Ltd., ADR(b)	54,567	1,479,857
HUYA Inc., ADR(a)(b)	52,507	1,276,970
Iflytek Co. Ltd., Class A	295,800	1,552,502
IGG Inc.	1,021,000	999,895
Industrial & Commercial Bank of China Ltd., Class A	3,150,200	2,239,420
Industrial & Commercial Bank of China Ltd., Class H	47,915,000	28,315,489
Industrial Bank Co. Ltd., Class A	1,203,198	2,700,502
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	391,000	2,052,718
Inner Mongolia Yitai Coal Co. Ltd., Class B	1,547,284	1,127,970
Innovent Biologics Inc.(b)(c)	803,000	4,921,486
Inspur Electronic Information Industry Co. Ltd., Class A	124,200	675,715
iQIYI Inc., ADR(a)(b)	176,694	3,728,243
Jafron Biomedical Co. Ltd., Class A	107,400	1,129,838
JD.com Inc., ADR(b)	680,708	43,422,363
Jiangsu Expressway Co. Ltd., Class H	972,000	1,042,208
Jiangsu Hengli Hydraulic Co. Ltd., Class A	144,596	1,262,087
Jiangsu Hengrui Medicine Co. Ltd., Class A	301,716	4,081,258
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	100,500	1,945,254
Jiangxi Copper Co. Ltd., Class H	1,180,000	1,405,306
Jiayuan International Group Ltd.	1,538,000	724,330
JinkoSolar Holding Co. Ltd., ADR(a)(b)	39,090	748,574
JOYY Inc.(a)(b)	50,775	4,052,861
Kaisa Group Holdings Ltd.	2,600,000	1,154,035
Kingboard Holdings Ltd.	626,000	1,829,488
Kingdee International Software Group Co. Ltd.(a)	1,879,000	5,188,331

Security	Shares	Value

China (continued)
Kingsoft Corp. Ltd.	649,000	$3,303,534
Koolearn Technology Holding Ltd.(a)(b)(c)	239,500	1,109,397
Kunlun Energy Co. Ltd.	2,726,000	2,279,229
Kweichow Moutai Co. Ltd., Class A	63,130	15,184,135
KWG Group Holdings Ltd.	1,096,500	1,952,427
Lee & Man Paper Manufacturing Ltd.	1,301,000	800,724
Legend Holdings Corp., Class H(c)	448,200	581,778
Lenovo Group Ltd.	5,634,000	3,394,852
Lepu Medical Technology Beijing Co. Ltd., Class A	184,300	1,132,650
Li Ning Co. Ltd.	1,720,500	5,538,757
Lingyi iTech Guangdong Co., Class A(b)	414,900	705,251
Logan Group Co. Ltd.	1,038,000	1,797,368
Longfor Group Holdings Ltd.(c)	1,465,500	7,242,220
LONGi Green Energy Technology Co. Ltd., Class A	262,400	2,136,131
Lonking Holdings Ltd.	2,413,000	793,934
Luxshare Precision Industry Co. Ltd., Class A	399,431	3,354,138
Luye Pharma Group Ltd.(c)	1,664,500	1,050,219
Luzhou Laojiao Co. Ltd., Class A	112,600	1,903,981
Mango Excellent Media Co. Ltd., Class A(b)	144,800	1,412,875
Maoyan Entertainment(b)(c)	391,600	653,829
Meitu Inc.(a)(b)(c)	2,738,500	558,286
Meituan Dianping, Class B(b)	2,857,500	70,753,561
MMG Ltd.(b)	2,950,000	776,496
Momo Inc., ADR	117,429	2,168,914
Muyuan Foodstuff Co. Ltd., Class A	198,390	2,601,128
NARI Technology Co. Ltd., Class A	401,800	1,223,727
NAURA Technology Group Co. Ltd., Class A	35,200	1,051,825
NetDragon Websoft Holdings Ltd.	274,500	784,518
NetEase Inc., ADR	65,889	30,204,835
New China Life Insurance Co. Ltd., Class A	221,300	1,676,580
New China Life Insurance Co. Ltd., Class H	551,700	2,156,913
New Hope Liuhe Co. Ltd., Class A	253,700	1,182,461
New Oriental Education & Technology Group Inc., ADR(b)	117,568	16,483,034
Nexteer Automotive Group Ltd.	949,000	601,222
NIO Inc., ADR(a)(b)	730,434	8,721,382
Noah Holdings Ltd.(a)(b)	33,621	1,024,432
NOVA Group Holdings Ltd.(a)	1,445,000	27,035
Offcn Education Technology Co. Ltd., Class A	152,900	700,374
PAX Global Technology Ltd.(a)	1,785,000	836,049
People’s Insurance Co. Group of China Ltd. (The), Class H	6,513,000	2,117,721
PetroChina Co. Ltd., Class A	1,048,100	668,465
PetroChina Co. Ltd., Class H	16,972,000	5,890,774
PICC Property & Casualty Co. Ltd., Class H	5,000,520	3,948,696
Pinduoduo Inc., ADR(b)	208,258	19,118,084
Ping An Bank Co. Ltd., Class A	1,160,800	2,219,366
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	321,700	5,495,739
Ping An Insurance Group Co. of China Ltd., Class A	612,200	6,659,641
Ping An Insurance Group Co. of China Ltd., Class H	4,726,500	50,069,114
Poly Developments and Holdings Group Co. Ltd., Class A	783,800	1,752,450
Poly Property Group Co. Ltd.	2,794,000	879,637
Poly Property Services Co. Ltd.	132,400	1,393,154
Postal Savings Bank of China Co. Ltd., Class H(c)	7,961,000	4,386,141
Pou Sheng International Holdings Ltd.(b)	2,906,000	633,679
Q Technology Group Co. Ltd.	453,000	617,233
Qudian Inc., ADR(a)(b)	206,979	335,306
Redco Properties Group Ltd.(c)	958,000	435,106
Ronshine China Holdings Ltd.	732,500	653,090

88	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
SAIC Motor Corp. Ltd., Class A	751,144	$1,957,189
Sanan Optoelectronics Co. Ltd., Class A	300,900	1,161,811
Sangfor Technologies Inc., Class A	26,800	821,486
Sany Heavy Equipment International Holdings Co. Ltd.	1,647,000	860,668
Sany Heavy Industry Co. Ltd., Class A	674,800	2,041,639
Seazen Group Ltd.	1,764,000	1,672,912
Seazen Holdings Co. Ltd., Class A	215,900	1,053,005
Semiconductor Manufacturing International Corp.(b)	2,694,800	10,379,059
SF Holding Co. Ltd., Class A	235,100	2,389,665
Shandong Gold Mining Co. Ltd., Class A	214,500	1,322,247
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	2,028,000	5,154,912
Shanghai Baosight Software Co. Ltd., Class A	109,900	1,122,272
Shanghai Electric Group Co. Ltd., Class H(b)	3,286,000	1,013,334
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	489,500	2,314,802
Shanghai Industrial Holdings Ltd.	668,000	973,962
Shanghai Industrial Urban Development Group Ltd.(a)	4,769,000	523,038
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	1,095,375	920,115
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	953,500	1,692,880
Shanghai Pudong Development Bank Co. Ltd., Class A	1,786,970	2,653,339
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	72,500	1,873,897
Shengyi Technology Co. Ltd., Class A	179,900	741,800
Shennan Circuits Co. Ltd., Class A	39,000	861,580
Shenwan Hongyuan Group Co. Ltd., Class A(b)	4,565,200	3,814,557
Shenzhen Goodix Technology Co. Ltd., Class A	26,500	790,566
Shenzhen International Holdings Ltd.	1,027,500	1,675,776
Shenzhen Investment Ltd.	8,322,000	2,609,282
Shenzhen Kangtai Biological Products Co. Ltd., Class A(b)	60,200	1,940,101
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	57,200	2,844,649
Shenzhou International Group Holdings Ltd.	636,300	7,594,352
Shimao Group Holdings Ltd.	958,000	4,060,579
Shougang Fushan Resources Group Ltd.	6,266,000	1,431,037
Shui On Land Ltd.	8,741,500	1,297,092
Sihuan Pharmaceutical Holdings Group Ltd.	4,809,000	490,195
Silergy Corp.	62,000	3,714,349
SINA Corp.(b)	52,803	2,130,601
Sino Biopharmaceutical Ltd.	8,634,000	11,251,761
Sinofert Holdings Ltd.	7,042,000	636,035
Sino-Ocean Group Holding Ltd.	2,933,500	707,807
Sinopec Engineering Group Co. Ltd., Class H	1,334,000	590,387
Sinopec Kantons Holdings Ltd.	2,400,000	1,046,683
Sinopec Shanghai Petrochemical Co. Ltd., Class H	2,747,000	613,185
Sinopharm Group Co. Ltd., Class H	1,059,600	2,523,834
Sinotruk Hong Kong Ltd.	615,000	1,916,370
Skyfame Realty Holdings Ltd.	5,084,000	682,222
Skyworth Group Ltd.(b)	2,160,000	682,821
SOHO China Ltd.(b)	2,287,000	849,857
SooChow Securities Co. Ltd., Class A	895,731	1,466,086
Sun Art Retail Group Ltd.	1,989,500	2,762,125
Sunac China Holdings Ltd.	2,042,000	9,616,913
Suncity Group Holdings Ltd.(a)(b)	2,190,000	231,710

Security	Shares	Value

China (continued)
Suning.com Co. Ltd., Class A	1,176,351	$1,738,246
Sunny Optical Technology Group Co. Ltd.	584,200	10,997,752
TAL Education Group, ADR(b)	314,626	24,594,314
TCL Technology Group Corp., Class A	1,446,600	1,297,892
Tencent Holdings Ltd.	4,593,800	316,519,470
Tencent Music Entertainment Group, ADR(b)	297,492	4,801,521
Tianli Education International Holdings Ltd.	1,354,000	1,415,112
Tianneng Power International Ltd.(a)	760,000	1,765,116
Tingyi Cayman Islands Holding Corp.	1,622,000	3,022,074
Tong Ren Tang Technologies Co. Ltd., Class H	1,285,000	946,730
Tongcheng-Elong Holdings Ltd.(b)	730,800	1,340,866
Tongdao Liepin Group, NVS	215,400	500,271
Tongwei Co. Ltd., Class A	293,100	1,146,817
Topsports International Holdings Ltd.(c)	1,075,000	1,292,741
Towngas China Co. Ltd.	1,468,000	706,516
TravelSky Technology Ltd., Class H	767,000	1,474,581
Trip.com Group Ltd., ADR(a)(b)	387,066	10,528,195
Tsingtao Brewery Co. Ltd., Class H	344,000	3,062,631
Uni-President China Holdings Ltd.	1,257,000	1,362,391
Unisplendour Corp. Ltd., Class A(b)	156,800	984,319
Vipshop Holdings Ltd., ADR(b)	363,921	8,286,481
Walvax Biotechnology Co. Ltd., Class A	132,000	1,529,760
Wanhua Chemical Group Co. Ltd., Class A	241,187	2,336,426
Want Want China Holdings Ltd.(a)	4,189,000	3,097,077
Weibo Corp., ADR(a)(b)	42,434	1,466,519
Weichai Power Co. Ltd., Class H	1,647,000	3,553,178
Weimob Inc.(b)(c)	1,183,000	1,633,261
Wens Foodstuffs Group Co. Ltd., Class A	426,377	1,451,353
West China Cement Ltd.	4,158,000	885,229
Will Semiconductor Ltd., Class A	39,100	1,152,392
Wingtech Technology Co. Ltd., Class A	58,200	1,268,309
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	156,300	1,021,503
Wuliangye Yibin Co. Ltd., Class A	205,674	6,411,422
WuXi AppTec Co. Ltd., Class A	129,768	2,101,657
WuXi AppTec Co. Ltd., Class H(c)	164,492	2,476,867
Wuxi Biologics Cayman Inc.(b)(c)	744,000	15,321,205
Xiaomi Corp., Class B(b)(c)	8,467,400	16,191,436
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	755,900	1,408,392
Xinyi Solar Holdings Ltd.	3,507,600	3,837,894
Xtep International Holdings Ltd.	1,122,000	335,867
Yadea Group Holdings Ltd.(b)(c)	1,458,000	1,224,688
Yanzhou Coal Mining Co. Ltd., Class H	1,490,000	1,163,131
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(c)	413,000	620,283
Yihai International Holding Ltd.	390,000	4,778,006
Yonghui Superstores Co. Ltd., Class A	797,200	1,027,171
Yonyou Network Technology Co. Ltd., Class A	256,900	1,731,261
Yuexiu Property Co. Ltd.	9,230,080	1,691,145
Yuexiu REIT	2,904,000	1,300,209
Yuexiu Transport Infrastructure Ltd.	1,622,000	1,029,682
Yum China Holdings Inc.	293,733	15,050,879
Yunnan Baiyao Group Co. Ltd., Class A	96,496	1,515,501
Yuzhou Group Holdings Co. Ltd.	1,984,000	890,857
Zai Lab Ltd., ADR(b)	43,724	3,327,834
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	55,600	1,627,220
Zhaojin Mining Industry Co. Ltd., Class H	1,271,000	1,584,199
Zhejiang Century Huatong Group Co. Ltd., Class A	535,558	928,769

SCHEDULE OF INVESTMENTS	89

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Zhejiang Expressway Co. Ltd., Class H	1,390,000	$1,033,057
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	405,620	1,378,954
Zhenro Properties Group Ltd.	1,722,000	1,095,386
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	292,500	1,753,068
Zhongsheng Group Holdings Ltd.(a)	443,000	2,735,097
Zhuzhou CRRC Times Electric Co. Ltd., Class H	448,300	1,573,348
Zijin Mining Group Co. Ltd., Class H	5,166,000	3,206,170
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(b)	1,332,600	1,372,113
ZTE Corp., Class A(b)	187,200	1,050,933
ZTE Corp., Class H	616,240	1,820,843
ZTO Express Cayman Inc., ADR	303,334	11,238,525

		2,134,702,180

Colombia — 0.0%
Bancolombia SA	178,018	1,279,626
Cementos Argos SA	242,160	237,721
Corp. Financiera Colombiana SA(b)	132,705	886,280
Ecopetrol SA	4,295,427	2,396,372
Grupo Argos SA	259,795	710,748
Grupo de Inversiones Suramericana SA	202,769	1,055,086
Interconexion Electrica SA ESP	365,134	1,880,347

		8,446,180

Cyprus — 0.0%
TCS Group Holding PLC(f)	89,936	2,266,199

Czech Republic — 0.0%
CEZ AS	164,836	3,313,007
Komercni Banka AS(b)	64,199	1,488,279

		4,801,286

Denmark — 1.6%
ALK-Abello A/S(b)	5,286	1,493,825
Alm Brand A/S(b)	85,223	874,061
Ambu A/S, Series B(a)	134,045	4,679,812
AP Moller - Maersk A/S, Class A	2,621	3,114,665
AP Moller - Maersk A/S, Class B, NVS	5,024	6,441,670
Bavarian Nordic A/S(a)(b)	51,414	1,594,176
Carlsberg AS, Class B	87,703	12,921,560
Chemometec A/S	12,594	717,812
Chr Hansen Holding A/S	84,524	9,621,698
Coloplast A/S, Class B	94,648	16,168,742
D/S Norden A/S	31,302	470,128
Danske Bank A/S(b)	538,134	8,680,339
Demant A/S(b)	84,579	2,623,854
Dfds A/S(b)	36,056	1,119,120
Drilling Co. of 1972 A/S (The)(a)(b)	17,920	415,947
DSV PANALPINA A/S	171,648	23,627,097
FLSmidth & Co. A/S(b)	39,584	1,178,662
Genmab A/S(b)	53,165	18,223,466
GN Store Nord A/S	101,806	6,230,893
H Lundbeck A/S	57,430	2,096,188
ISS A/S(b)	132,978	2,051,678
Jyske Bank A/S, Registered(b)	49,405	1,582,868
Matas A/S(b)	45,636	458,631
Netcompany Group A/S(b)(c)	29,117	2,098,722
Nilfisk Holding A/S(b)	29,421	406,377
NKT A/S(b)	28,951	805,746
Novo Nordisk A/S, Class B	1,413,132	93,533,492

Security	Shares	Value

Denmark (continued)
Novozymes A/S, Class B	173,117	$10,372,755
Orsted A/S(c)	153,570	21,967,655
Pandora A/S	83,637	5,312,752
Per Aarsleff Holding A/S	22,415	871,881
Ringkjoebing Landbobank A/S	23,207	1,729,845
Rockwool International A/S, Class B	7,304	2,379,527
Royal Unibrew A/S(b)	46,396	4,700,996
Scandinavian Tobacco Group A/S(c)	63,806	941,087
Schouw & Co. A/S	12,240	1,006,616
SimCorp A/S	36,297	4,241,320
Spar Nord Bank A/S(b)	70,695	584,762
Sydbank A/S(b)	57,193	1,087,808
Topdanmark A/S	32,929	1,409,454
Tryg A/S	92,315	2,727,540
Vestas Wind Systems A/S	158,296	20,401,942
Zealand Pharma A/S(b)	25,955	899,966

		303,867,135

Egypt — 0.0%
Commercial International Bank Egypt SAE	1,047,264	4,130,037
Eastern Co. SAE	699,029	516,065
Egyptian Financial Group-Hermes Holding Co.	1,171,993	1,012,009
EISewedy Electric Co.	1,172,455	493,356
Heliopolis Housing	406,077	151,039

		6,302,506

Finland — 0.8%
Adapteo OYJ(a)(b)	41,837	354,545
Cargotec OYJ, Class B	39,923	1,192,498
Caverion OYJ(b)	86,713	645,990
Citycon OYJ(a)	76,996	560,854
Elisa OYJ	117,431	7,006,984
Finnair OYJ(a)(b)	614,174	347,007
Fortum OYJ	361,241	7,355,824
Huhtamaki OYJ(b)	83,130	3,715,786
Kemira OYJ	116,198	1,551,293
Kesko OYJ, Class B	220,607	4,721,706
Kone OYJ, Class B	273,064	21,711,673
Konecranes OYJ	54,485	1,389,079
Metsa Board OYJ	183,630	1,436,397
Metso Outotec Oyj	490,121	3,187,624
Neles Oyj	88,870	1,286,286
Neste OYJ	347,201	15,962,774
Nokia OYJ	4,570,568	21,943,067
Nokian Renkaat OYJ	102,387	2,465,039
Nordea Bank Abp(b)	2,605,672	20,177,386
Orion OYJ, Class B	87,401	3,826,079
Outokumpu OYJ(a)(b)	306,614	826,662
Sampo OYJ, Class A	370,123	13,423,352
Sanoma OYJ	73,812	833,550
Stora Enso OYJ, Class R	466,780	5,883,972
TietoEVRY OYJ	59,971	1,765,801
Tokmanni Group Corp.	51,981	977,334
UPM-Kymmene OYJ	428,504	11,466,756
Uponor OYJ	81,769	1,374,958
Valmet OYJ	109,462	3,068,994
Wartsila OYJ Abp	351,469	2,942,533
YIT OYJ	162,517	949,351

		164,351,154

France — 6.2%
ABC arbitrage	36,464	299,675

90	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Accor SA(b)	146,099	$3,669,466
Aeroports de Paris	23,064	2,181,854
Air France-KLM(a)(b)	156,639	646,252
Air Liquide SA	378,959	62,557,412
Airbus SE(b)	469,724	34,443,368
Akka Technologies(a)	10,302	214,649
AKWEL	26,168	413,407
Albioma SA	29,052	1,303,734
ALD SA(a)(c)	95,815	960,794
Alstom SA(b)	154,807	8,645,889
Alten SA(b)	25,379	1,986,706
Amundi SA(b)(c)	47,725	3,628,758
APERAM SA	46,581	1,324,172
Arkema SA	57,269	5,933,678
Atos SE(b)	81,036	6,937,735
AXA SA	1,540,152	30,713,217
Beneteau SA(a)	37,438	270,935
BioMerieux	33,181	5,395,023
BNP Paribas SA(b)	898,785	36,257,873
Boiron SA	15,618	616,841
Bollore SA	707,645	2,368,116
Bonduelle SCA(a)	25,530	615,860
Bouygues SA(b)	181,821	6,450,100
Bureau Veritas SA(b)	222,843	4,881,557
Capgemini SE	130,380	16,882,091
Carrefour SA	487,869	7,788,218
Casino Guichard Perrachon SA(a)(b)	33,163	925,480
CGG SA(b)	583,799	495,528
Chargeurs SA	21,610	358,265
Cie. de Saint-Gobain(b)	407,497	15,019,738
Cie. Generale des Etablissements Michelin SCA	136,349	14,243,295
Cie. Plastic Omnium SA	57,803	1,166,769
CNP Assurances(b)	134,378	1,619,211
Coface SA(b)	107,800	854,072
Covivio	35,681	2,586,417
Credit Agricole SA(b)	935,293	8,987,225
Danone SA	488,930	32,689,149
Dassault Aviation SA(b)	1,752	1,460,577
Dassault Systemes SE	107,614	19,609,772
DBV Technologies SA(b)	28,158	231,746
Derichebourg SA	90,328	261,905
Edenred	202,393	10,082,961
Eiffage SA(b)	62,311	5,452,524
Electricite de France SA	494,954	5,004,170
Elior Group SA(a)(c)	85,768	475,663
Elis SA(b)	146,794	1,791,386
Engie SA(b)	1,469,820	19,622,721
Eramet(a)(b)	7,657	209,247
EssilorLuxottica SA(b)	229,048	30,389,286
Etablissements Maurel et Prom SA	102,240	201,659
Eurazeo SE(b)	31,960	1,673,461
Eurofins Scientific SE(a)(b)	10,449	6,818,009
Europcar Mobility Group(a)(b)(c)	124,490	194,758
Eutelsat Communications SA	142,452	1,443,612
Faurecia SE(b)	62,915	2,446,917
Fnac Darty SA(b)	16,038	634,946
Gaztransport Et Technigaz SA	19,049	1,762,616
Gecina SA	35,717	4,624,771
Getlink SE(b)	374,190	5,632,766
Guerbet	9,353	333,457

Security	Shares	Value

France (continued)
Hermes International	25,749	$20,893,549
ICADE	21,778	1,442,139
ID Logistics Group(b)	3,371	737,448
Iliad SA	13,044	2,566,642
Imerys SA(a)	30,075	1,106,742
Ingenico Group SA(b)	50,030	8,054,698
Innate Pharma SA(a)(b)	41,549	254,011
Interparfums SA(a)(b)	14,112	661,657
Ipsen SA	30,840	2,979,460
IPSOS	40,460	1,069,312
Jacquet Metal Service SA	43,076	545,030
JCDecaux SA(b)	58,806	992,309
Kaufman & Broad SA	16,554	712,534
Kering SA	60,609	34,527,090
Klepierre SA(a)	155,667	2,685,672
Korian SA(b)	43,807	1,800,630
La Francaise des Jeux SAEM(c)	51,064	1,862,217
Lagardere SCA(a)(b)	42,072	639,289
Legrand SA	218,353	16,907,094
LISI(a)(b)	15,130	341,007
LNA Sante SA	9,653	584,431
L’Oreal SA	198,743	66,508,845
LVMH Moet Hennessy Louis Vuitton SE	221,784	96,183,697
Maisons du Monde SA(b)(c)	46,155	703,514
Mercialys SA	47,280	357,256
Mersen SA(b)	23,946	641,361
Metropole Television SA(b)	28,961	350,683
Natixis SA(b)	739,487	1,796,981
Nexans SA(b)	25,646	1,340,427
Nexity SA	35,810	1,222,086
Oeneo SA(b)	14,391	194,679
Orange SA	1,574,761	18,457,678
Orpea(b)	37,669	4,819,616
Pernod Ricard SA	171,120	29,543,011
Peugeot SA(b)	461,814	7,448,736
Publicis Groupe SA	179,116	5,771,677
Quadient	41,129	607,938
Remy Cointreau SA(a)	15,661	2,516,750
Renault SA(b)	156,793	3,718,352
Rexel SA(b)	199,989	2,361,559
Rubis SCA	71,134	3,361,273
Safran SA(b)	258,316	27,320,222
Sanofi	905,154	94,779,010
Sartorius Stedim Biotech	22,986	7,175,769
Schneider Electric SE	452,610	52,579,158
SCOR SE(b)	117,484	3,028,561
SEB SA	18,390	3,046,639
SES SA	304,518	2,159,115
Societe BIC SA	19,456	1,153,787
Societe Generale SA(a)(b)	650,885	9,993,414
Sodexo SA	71,358	4,917,715
SOITEC(a)(b)	17,696	2,084,182
Solutions 30 SE(b)	83,421	1,401,750
Sopra Steria Group(b)	14,413	2,154,282
SPIE SA	97,013	1,577,371
STMicroelectronics NV	509,438	14,343,392
Suez SA	283,099	3,744,341
Tarkett SA(a)(b)	26,708	333,824
Teleperformance	48,942	14,312,219
Television Francaise 1(b)	52,874	304,364

SCHEDULE OF INVESTMENTS	91

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Thales SA	84,038	$6,097,646
TOTAL SE	1,980,458	73,301,203
Trigano SA	7,706	882,075
Ubisoft Entertainment SA(b)	70,661	5,914,138
Unibail-Rodamco-Westfield(a)	110,427	5,813,418
Valeo SA(a)	193,232	4,967,521
Vallourec SA(b)	7,917	261,523
Veolia Environnement SA	439,059	10,025,506
Vicat SA	19,189	635,348
Vinci SA	411,640	35,436,439
Virbac SA(b)	4,528	988,415
Vivendi SA	674,410	17,863,771
Wendel SE	20,559	1,926,648
Worldline SA(b)(c)	111,720	9,606,959

		1,216,090,264

Germany — 5.4%
Aareal Bank AG(b)	46,506	857,346
adidas AG(b)	151,863	42,003,292
ADO Properties SA(b)(c)	62,975	1,781,273
ADVA Optical Networking SE(b)	42,606	355,694
Aixtron SE(b)	104,740	1,273,230
Allianz SE, Registered	332,527	69,292,023
alstria office REIT AG(b)	114,639	1,720,264
Amadeus Fire AG(b)	5,651	658,207
Aroundtown SA(b)	931,135	5,624,251
AURELIUS Equity Opportunities SE & Co. KGaA(a)(b)	24,915	383,006
Aurubis AG	27,273	1,822,788
BASF SE	725,593	40,163,621
Bayer AG, Registered	789,171	52,482,868
Bayerische Motoren Werke AG	261,137	16,891,059
BayWa AG(a)	21,973	695,047
Bechtle AG	24,040	4,687,662
Beiersdorf AG	79,240	9,477,886
Bertrandt AG	8,485	315,052
Bilfinger SE	30,082	523,975
Borussia Dortmund GmbH & Co. KGaA	50,181	332,892
Brenntag AG	132,255	8,151,127
Cancom SE	30,891	1,861,132
Carl Zeiss Meditec AG, Bearer(b)	32,858	3,444,459
Ceconomy AG(b)	136,220	491,294
Commerzbank AG(b)	785,022	4,037,127
CompuGroup Medical SE & Co. KgaA	19,566	1,714,436
Continental AG	88,463	8,636,395
Corestate Capital Holding SA(b)	13,118	278,751
Covestro AG(c)	129,519	5,032,713
CTS Eventim AG & Co. KGaA(b)	50,059	1,984,209
Daimler AG, Registered(a)	687,775	30,417,192
Delivery Hero SE(b)(c)	103,962	12,018,131
Deutsche Bank AG, Registered(b)	1,575,468	14,141,963
Deutsche Beteiligungs AG	9,980	373,513
Deutsche Boerse AG	151,876	27,765,134
Deutsche EuroShop AG(b)	60,264	895,766
Deutsche Lufthansa AG, Registered(a)(b)	188,805	1,669,553
Deutsche Pfandbriefbank AG(b)(c)	112,837	718,519
Deutsche Post AG, Registered(b)	791,125	32,050,411
Deutsche Telekom AG, Registered	2,672,950	44,772,211
Deutsche Wohnen SE	276,979	13,494,139
Deutz AG(b)	127,520	641,471
Duerr AG(a)	43,649	1,198,499

Security	Shares	Value

Germany (continued)
E.ON SE	1,806,352	$21,223,407
Eckert & Ziegler Strahlen- und Medizintechnik AG	15,120	806,361
Evonik Industries AG	160,553	4,341,959
Evotec SE(a)(b)	106,427	2,821,555
Fraport AG Frankfurt Airport Services Worldwide(a)(b)	29,238	1,141,631
Freenet AG	103,726	1,796,297
Fresenius Medical Care AG & Co. KGaA(b)	169,690	14,973,131
Fresenius SE & Co. KGaA(b)	332,178	16,603,676
GEA Group AG	127,479	4,617,286
Gerresheimer AG	24,932	2,868,607
Grand City Properties SA	101,433	2,420,480
Grenke AG(a)(b)	22,833	1,728,001
Hamborner REIT AG(b)	197,766	2,044,623
Hamburger Hafen und Logistik AG	43,373	752,916
Hannover Rueck SE	47,794	8,104,452
HeidelbergCement AG	109,183	6,093,940
HelloFresh SE(b)	116,189	6,350,327
Henkel AG & Co. KGaA	87,008	7,577,624
HOCHTIEF AG	18,540	1,512,725
Hugo Boss AG	47,887	1,309,202
Hypoport SE(b)	2,886	1,363,372
Indus Holding AG(b)	29,187	999,169
Infineon Technologies AG	1,009,210	25,216,347
Jenoptik AG	49,554	1,272,740
K+S AG, Registered(a)	162,316	1,077,544
KION Group AG	54,346	4,190,022
Kloeckner & Co. SE(b)	72,006	456,388
Knorr-Bremse AG	38,760	4,555,411
Koenig & Bauer AG(b)	10,326	222,842
Krones AG	13,233	805,873
KWS Saat SE & Co. KGaA	14,731	1,144,455
LANXESS AG(b)	70,886	3,688,198
LEG Immobilien AG(b)	55,712	7,790,902
Merck KGaA	105,333	13,458,305
METRO AG	143,878	1,318,892
MorphoSys AG(b)	25,974	3,317,139
MTU Aero Engines AG(b)	43,845	7,613,689
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	115,593	30,727,623
Nemetschek SE	46,405	3,424,132
New Work SE	2,099	687,533
Nordex SE(b)	64,855	672,964
Norma Group SE	26,256	727,138
OSRAM Licht AG(b)	80,290	4,214,516
PATRIZIA AG	59,374	1,625,356
Pfeiffer Vacuum Technology AG	5,850	1,169,079
ProSiebenSat.1 Media SE(b)	167,604	1,729,421
Puma SE(b)	70,260	5,470,148
Rational AG	2,160	1,292,425
Rheinmetall AG	36,108	3,426,064
Rhoen-Klinikum AG	2,294	47,526
Rocket Internet SE(b)(c)	81,079	1,746,859
RWE AG	474,183	17,931,870
Salzgitter AG(a)(b)	38,403	528,590
SAP SE	836,626	132,349,919
Scout24 AG(c)	94,789	8,232,863
SGL Carbon SE(a)(b)	54,668	202,662
Siemens AG, Registered	613,245	78,549,567
Siemens Healthineers AG(c)	118,448	6,156,546

92	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Siltronic AG	17,695	$1,590,250
Sixt SE(a)(b)	18,346	1,377,578
Software AG	42,088	1,970,855
Stabilus SA	22,706	1,140,581
Stroeer SE & Co. KGaA(a)	28,054	1,925,742
Suedzucker AG	56,498	950,022
Symrise AG	107,094	13,430,029
TAG Immobilien AG	98,805	2,596,116
Takkt AG(b)	24,781	305,929
TeamViewer AG(b)(c)	106,280	5,749,681
Telefonica Deutschland Holding AG	650,290	1,787,850
thyssenkrupp AG(b)	319,348	2,481,023
TUI AG(a)	339,668	1,284,390
Uniper SE	164,122	5,698,020
United Internet AG, Registered(f)	81,779	3,720,190
Varta AG(a)(b)	15,096	1,694,062
Volkswagen AG(b)	28,253	4,433,397
Vonovia SE	421,456	27,500,150
Vossloh AG(a)(b)	16,117	726,123
Wacker Neuson SE(b)	27,668	489,452
Washtec AG(b)	8,314	342,621
Zalando SE(b)(c)	121,834	8,822,767
zooplus AG(b)	5,328	919,853

		1,046,558,551

Greece — 0.1%
Alpha Bank AE(b)	1,218,536	752,160
Eurobank Ergasias Services and Holdings SA, Series A(b)	1,858,444	781,910
FF Group(b)(e)	16,274	192
Hellenic Telecommunications Organization SA	177,185	2,619,016
Jumbo SA	81,083	1,592,578
Motor Oil Hellas Corinth Refineries SA	64,161	867,957
Mytilineos SA	96,977	899,054
National Bank of Greece SA(b)	412,514	542,187
OPAP SA	176,829	1,595,435
Piraeus Bank SA(b)	212,505	290,739
Public Power Corp. SA(a)(b)	112,466	509,356
Terna Energy SA	86,037	1,123,196
Titan Cement International SA	30,169	398,131

		11,971,911

Hong Kong — 2.1%
AIA Group Ltd.	9,608,400	86,845,297
ASM Pacific Technology Ltd.	242,000	2,719,698
Ausnutria Dairy Corp. Ltd.(a)	522,000	874,243
Bank of East Asia Ltd. (The)(a)	976,000	2,221,445
BeiGene Ltd., ADR(b)	32,388	6,769,092
BOC Hong Kong Holdings Ltd.	2,889,500	8,053,108
Brightoil Petroleum Holdings Ltd.(a)(b)(e)	1,325,000	102,578
Budweiser Brewing Co. APAC Ltd.(a)(c)	1,358,600	4,925,894
Cafe de Coral Holdings Ltd.(a)	432,000	865,093
Champion REIT	1,893,000	1,003,875
Chow Sang Sang Holdings International Ltd.(a)	464,000	494,521
CK Asset Holdings Ltd.	2,069,388	11,494,820
CK Hutchison Holdings Ltd.	2,132,388	13,908,314
CK Infrastructure Holdings Ltd.	537,000	2,799,257
CLP Holdings Ltd.	1,331,500	12,610,268
Comba Telecom Systems Holdings Ltd.(a)	2,072,000	863,534
Dah Sing Banking Group Ltd.	506,800	457,743
Dah Sing Financial Holdings Ltd.	213,200	588,692

Security	Shares	Value

Hong Kong (continued)
Dairy Farm International Holdings Ltd.	292,300	$1,251,044
FIH Mobile Ltd.(b)	4,099,000	454,845
First Pacific Co. Ltd.	2,423,000	506,472
Galaxy Entertainment Group Ltd.	1,738,000	11,840,520
Giordano International Ltd.	2,292,000	337,137
Guotai Junan International Holdings Ltd.(a)	4,789,000	679,711
Haitong International Securities Group Ltd.	3,955,000	1,066,547
Hang Lung Group Ltd.	647,000	1,564,447
Hang Lung Properties Ltd.	1,526,000	3,745,003
Hang Seng Bank Ltd.(a)	587,100	9,234,277
Health and Happiness H&H International Holdings Ltd.(a)	236,500	945,976
Henderson Land Development Co. Ltd.	1,008,941	3,781,804
HK Electric Investments & HK Electric Investments Ltd.	2,833,000	2,931,622
HKBN Ltd.	1,025,000	1,893,887
HKT Trust & HKT Ltd.	3,009,600	4,434,677
Hong Kong & China Gas Co. Ltd.(a)	8,729,587	12,525,226
Hong Kong Exchanges & Clearing Ltd.	976,800	46,658,326
Hongkong Land Holdings Ltd.	1,066,600	4,042,414
Hutchison Telecommunications Hong Kong Holdings Ltd.	2,204,000	361,162
Hysan Development Co. Ltd.	492,000	1,358,520
Jardine Matheson Holdings Ltd.	176,900	7,238,748
Jardine Strategic Holdings Ltd.	181,700	3,670,340
Johnson Electric Holdings Ltd.	464,250	854,198
K Wah International Holdings Ltd.	1,961,000	827,394
Kerry Logistics Network Ltd.	573,500	939,776
Kerry Properties Ltd.	460,500	1,095,665
Kingboard Laminates Holdings Ltd.	1,209,000	1,358,725
Leyou Technologies Holdings Ltd.(b)	2,575,000	1,016,683
Lifestyle International Holdings Ltd.(a)	742,500	601,649
Link REIT	1,691,800	13,130,212
Luk Fook Holdings International Ltd.	398,000	853,495
Man Wah Holdings Ltd.	1,656,400	1,880,767
Mandarin Oriental International Ltd.	514,900	762,052
Melco International Development Ltd.	560,000	1,056,386
Melco Resorts & Entertainment Ltd., ADR	180,588	2,972,478
Microport Scientific Corp.	704,000	3,415,447
Minth Group Ltd.	640,000	1,907,564
MTR Corp. Ltd.	1,177,000	5,846,881
New World Development Co. Ltd.	1,205,416	5,879,168
Nine Dragons Paper Holdings Ltd.	1,263,000	1,321,634
Nissin Foods Co. Ltd.	625,000	604,823
NWS Holdings Ltd.	1,257,000	973,136
Pacific Basin Shipping Ltd.(a)	4,703,000	576,482
Pacific Textiles Holdings Ltd.(a)	1,371,000	640,373
PCCW Ltd.	4,875,000	2,748,800
Power Assets Holdings Ltd.	1,157,500	6,444,495
Sa Sa International Holdings Ltd.(a)	1,886,000	272,550
Sands China Ltd.	1,870,000	7,238,523
Shangri-La Asia Ltd.	1,118,000	807,824
Shun Tak Holdings Ltd.(a)	1,670,000	601,184
Sino Land Co. Ltd.	2,464,000	2,985,337
SITC International Holdings Co. Ltd.(a)	1,506,000	1,509,847
SJM Holdings Ltd.	1,391,000	1,566,854
SmarTone Telecommunications Holdings Ltd.	550,500	287,673
SSY Group Ltd.	1,904,000	1,201,332
Sun Hung Kai Properties Ltd.	1,035,500	12,679,537
Swire Pacific Ltd., Class A	359,000	1,776,425

SCHEDULE OF INVESTMENTS	93

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Swire Properties Ltd.	936,200	$2,162,264
Techtronic Industries Co. Ltd.	1,166,500	12,183,966
Television Broadcasts Ltd.	271,800	316,683
Town Health International Medical Group Ltd.(a)(b)(e)	1,647,000	863
Value Partners Group Ltd.	1,580,000	795,076
Vinda International Holdings Ltd.	292,000	1,098,268
Vitasoy International Holdings Ltd.(a)	642,000	2,439,537
VTech Holdings Ltd.	142,700	774,243
WH Group Ltd.(c)	7,633,500	6,786,253
Wharf Holdings Ltd. (The)(a)	1,458,000	2,475,714
Wharf Real Estate Investment Co. Ltd.	1,500,000	5,303,089
Wynn Macau Ltd.(a)	1,063,600	1,863,654
Xinyi Glass Holdings Ltd.	1,488,000	2,181,064
Yue Yuen Industrial Holdings Ltd.	598,500	949,853

		406,086,073

Hungary — 0.1%
Magyar Telekom Telecommunications PLC	302,553	382,235
MOL Hungarian Oil & Gas PLC(b)	323,983	1,909,738
OTP Bank Nyrt(b)	184,727	6,589,117
Richter Gedeon Nyrt	116,565	2,711,183

		11,592,273

India — 2.4%
Aarti Industries Ltd.	37,966	502,610
Aarti Surfactants Ltd.(b)	1,559	5,127
Aavas Financiers Ltd.(b)	21,940	401,907
Adani Enterprises Ltd.	110,400	258,615
Adani Ports & Special Economic Zone Ltd.	514,735	2,168,681
Adani Power Ltd.(b)	615,287	291,143
Aditya Birla Fashion and Retail Ltd.(b)	172,717	287,891
AIA Engineering Ltd.	50,957	1,126,690
Ambuja Cements Ltd.	624,897	1,838,461
Apollo Hospitals Enterprise Ltd.	81,132	1,816,055
Apollo Tyres Ltd.	260,507	376,941
Ashok Leyland Ltd.	1,158,546	753,394
Asian Paints Ltd.	247,567	5,676,875
Astral Poly Technik Ltd.	105,648	1,362,038
AU Small Finance Bank Ltd.(c)	133,943	1,325,689
Aurobindo Pharma Ltd.	223,920	2,617,750
Avenue Supermarts Ltd.(b)(c)	123,894	3,417,197
Axis Bank Ltd.	1,695,827	9,784,511
Bajaj Auto Ltd.	73,154	2,938,334
Bajaj Finance Ltd.	152,486	6,626,937
Bajaj Finserv Ltd.	32,779	2,719,107
Balkrishna Industries Ltd.	100,122	1,769,307
Balrampur Chini Mills Ltd.	167,176	280,442
Bandhan Bank Ltd.(c)	305,607	1,409,724
Bata India Ltd.	36,194	613,478
Berger Paints India Ltd.	202,852	1,427,590
Bharat Forge Ltd.	256,198	1,308,001
Bharat Petroleum Corp. Ltd.	544,565	3,012,077
Bharti Airtel Ltd.(b)	1,970,926	14,617,454
Bharti Infratel Ltd.	382,632	982,504
Biocon Ltd.(b)	255,834	1,400,697
Bosch Ltd.	7,613	1,330,897
Britannia Industries Ltd.	53,911	2,755,343
Century Textiles & Industries Ltd.	39,236	161,507
CESC Ltd.	53,194	390,747
Cipla Ltd.	285,712	2,750,282
City Union Bank Ltd.	252,175	408,536

Security	Shares	Value

India (continued)
Coal India Ltd.	1,043,268	$1,802,405
Coforge Ltd.	15,478	398,513
Colgate-Palmolive India Ltd.	43,952	836,182
Container Corp. of India Ltd.	203,038	1,224,267
Crompton Greaves Consumer Electricals Ltd.	456,975	1,491,029
Dabur India Ltd.	453,387	3,112,273
DCB Bank Ltd.(b)	394,621	408,270
Divi’s Laboratories Ltd.	70,301	2,458,761
DLF Ltd.	458,359	864,794
Dr Lal PathLabs Ltd.(c)	24,750	625,826
Dr. Reddy’s Laboratories Ltd.	97,858	5,913,730
Edelweiss Financial Services Ltd.	445,757	453,130
Eicher Motors Ltd.	11,368	3,136,117
Escorts Ltd.	58,847	891,997
Exide Industries Ltd.	198,665	413,329
FDC Ltd./India	253,663	1,014,313
Federal Bank Ltd.(b)	1,327,352	956,314
Finolex Cables Ltd.	174,969	630,882
Fortis Healthcare Ltd.(b)	390,511	720,341
GAIL India Ltd.	1,363,463	1,761,453
Gillette India Ltd.	12,800	858,475
Glenmark Pharmaceuticals Ltd.	148,030	895,056
GMR Infrastructure Ltd.(b)	2,701,505	785,400
Godrej Consumer Products Ltd.	314,417	2,907,661
Godrej Industries Ltd.	91,985	435,872
Godrej Properties Ltd.(b)	53,771	665,988
Grasim Industries Ltd.	294,505	2,492,049
Havells India Ltd.	245,489	1,913,543
HCL Technologies Ltd.	923,459	8,704,739
HDFC Asset Management Co. Ltd.(c)	32,116	1,038,723
HDFC Life Insurance Co. Ltd.(b)(c)	568,400	4,764,493
HEG Ltd.	13,873	135,972
Hero MotoCorp Ltd.	88,516	3,166,758
Hexaware Technologies Ltd.	113,504	578,880
Hindalco Industries Ltd.	1,058,719	2,308,131
Hindustan Petroleum Corp. Ltd.	506,148	1,454,594
Hindustan Unilever Ltd.	659,812	19,490,306
Housing Development Finance Corp. Ltd.	1,333,545	31,763,549
ICICI Bank Ltd.(b)	3,960,799	18,360,636
ICICI Lombard General Insurance Co. Ltd.(c)	155,463	2,708,927
ICICI Prudential Life Insurance Co. Ltd.(c)	210,156	1,270,417
IDFC First Bank Ltd.(b)	2,308,990	820,974
IIFL Wealth Management Ltd.	15,178	217,133
Indiabulls Housing Finance Ltd.	246,048	624,884
Indiabulls Real Estate Ltd.(b)	280,368	188,505
Indiabulls Ventures Ltd.	148,270	226,034
Indian Hotels Co. Ltd. (The)	399,072	407,273
Indian Oil Corp. Ltd.	1,602,119	1,894,168
Indraprastha Gas Ltd.(b)	158,107	853,170
Info Edge India Ltd.	67,931	2,900,614
Infosys Ltd.	2,757,656	35,607,628
InterGlobe Aviation Ltd.(c)	85,072	1,114,223
ITC Ltd.	2,946,084	7,645,543
Jindal Steel & Power Ltd.(b)	342,380	845,968
JSW Steel Ltd.	776,807	2,286,941
Jubilant Foodworks Ltd.	78,326	1,801,249
Jubilant Life Sciences Ltd.	70,510	749,279
Kajaria Ceramics Ltd.	51,712	280,221
Karur Vysya Bank Ltd. (The)	780,376	360,394
Larsen & Toubro Ltd.	403,159	4,922,514

94	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
LIC Housing Finance Ltd.	284,705	$998,965
Lupin Ltd.	183,389	2,271,266
Mahanagar Gas Ltd.	32,935	428,986
Mahindra & Mahindra Financial Services Ltd.(b)	289,225	503,546
Mahindra & Mahindra Ltd.	707,148	5,732,330
Manappuram Finance Ltd.	423,491	897,221
Marico Ltd.	433,785	2,107,391
Maruti Suzuki India Ltd.	91,400	7,651,333
Max Financial Services Ltd.(b)	136,452	1,018,477
Mindtree Ltd.	65,448	947,788
Motherson Sumi Systems Ltd.	905,921	1,149,165
Motilal Oswal Financial Services Ltd.	59,414	541,228
Mphasis Ltd.	85,251	1,319,517
Natco Pharma Ltd.	120,589	1,261,540
National Aluminium Co. Ltd.	619,322	271,115
NBCC India Ltd.	381,442	117,779
Nestle India Ltd.	20,009	4,418,950
NTPC Ltd.	2,031,616	2,362,581
Oil & Natural Gas Corp. Ltd.	2,023,835	2,118,179
Page Industries Ltd.	4,977	1,318,435
Persistent Systems Ltd.	41,365	507,632
Petronet LNG Ltd.	551,489	1,827,055
PI Industries Ltd.	47,233	1,111,526
Pidilite Industries Ltd.	117,814	2,136,990
Piramal Enterprises Ltd.	75,816	1,493,164
PNB Housing Finance Ltd.(b)(c)	53,578	149,821
Power Grid Corp. of India Ltd.	1,657,009	3,949,136
Procter & Gamble Health Ltd.(b)	4,343	241,092
PVR Ltd.	28,984	420,178
Radico Khaitan Ltd.	76,296	375,807
Rajesh Exports Ltd.	62,231	379,853
RBL Bank Ltd.(c)	309,066	700,446
REC Ltd.	787,300	1,053,943
Reliance Industries Ltd.	2,299,538	63,537,176
SBI Life Insurance Co. Ltd.(b)(c)	322,510	3,935,215
Shree Cement Ltd.	7,704	2,235,759
Shriram Transport Finance Co. Ltd.	100,243	926,289
Siemens Ltd.	55,406	860,612
SRF Ltd.	22,194	1,125,282
State Bank of India(b)	1,555,974	3,981,838
Sterlite Technologies Ltd.	151,492	246,538
Strides Pharma Science Ltd.	73,793	430,256
Sun Pharmaceutical Industries Ltd.	718,059	5,103,318
Symphony Ltd.	28,552	322,702
Tata Chemicals Ltd.	66,565	271,999
Tata Consultancy Services Ltd.	728,445	22,213,860
Tata Consumer Products Ltd.	477,419	2,731,618
Tata Elxsi Ltd.	33,826	425,015
Tata Motors Ltd.(b)	1,416,129	1,980,924
Tata Power Co. Ltd. (The)	1,256,242	817,764
Tata Steel Ltd.	334,047	1,635,574
Tech Mahindra Ltd.	406,931	3,707,730
Titan Co. Ltd.	272,084	3,794,174
Torrent Pharmaceuticals Ltd.	41,183	1,466,266
Torrent Power Ltd.	102,898	447,628
Tube Investments of India Ltd.	59,160	402,426
UltraTech Cement Ltd.	91,790	5,051,655
United Spirits Ltd.(b)	241,617	1,877,063
UPL Ltd.(b)	471,110	3,011,011
Varun Beverages Ltd.	54,753	518,237

Security	Shares	Value

India (continued)
Vedanta Ltd.	1,685,549	$2,563,950
VIP Industries Ltd.	48,519	175,495
Vodafone Idea Ltd.(b)	6,797,638	763,244
Voltas Ltd.	72,397	579,079
Wipro Ltd.	966,128	3,628,186
Yes Bank Ltd.	12,345	1,972
Yes Bank Ltd., New	1,119,298	131,765
Zee Entertainment Enterprises Ltd.	698,829	1,296,074

		474,455,478

Indonesia — 0.4%
Adaro Energy Tbk PT	13,081,400	972,145
AKR Corporindo Tbk PT	1,384,500	273,107
Aneka Tambang Tbk	6,371,900	318,595
Astra International Tbk PT	16,822,900	5,934,105
Bank Central Asia Tbk PT	7,992,300	17,079,436
Bank Mandiri Persero Tbk PT	15,063,600	5,984,170
Bank Negara Indonesia Persero Tbk PT	6,145,100	1,936,127
Bank Rakyat Indonesia Persero Tbk PT	45,312,100	9,807,276
Bank Tabungan Negara Persero Tbk PT	5,468,893	473,846
Barito Pacific Tbk PT(b)	23,460,800	1,526,559
Bukit Asam Tbk PT	2,550,000	354,555
Bumi Resources Tbk PT(b)	51,753,300	177,237
Bumi Serpong Damai Tbk PT(b)	9,502,000	449,067
Charoen Pokphand Indonesia Tbk PT	6,303,200	2,687,494
Ciputra Development Tbk PT	11,897,396	533,753
Gudang Garam Tbk PT	393,800	1,347,956
Hanjaya Mandala Sampoerna Tbk PT	7,824,100	913,705
Hanson International Tbk PT(b)(e)	63,791,600	152,189
Indah Kiat Pulp & Paper Corp. Tbk PT	2,459,800	1,314,140
Indocement Tunggal Prakarsa Tbk PT(b)	1,507,900	1,278,100
Indofood CBP Sukses Makmur Tbk PT	2,108,200	1,328,455
Indofood Sukses Makmur Tbk PT	3,622,000	1,600,130
Japfa Comfeed Indonesia Tbk PT	3,518,500	255,453
Jasa Marga Persero Tbk PT	2,386,938	642,511
Kalbe Farma Tbk PT	18,198,900	1,950,772
Matahari Department Store Tbk PT(b)	2,065,600	184,631
Medco Energi Internasional Tbk PT(b)	5,821,300	185,006
Media Nusantara Citra Tbk PT	5,135,500	288,432
Mitra Adiperkasa Tbk PT(b)	15,451,200	724,936
Pabrik Kertas Tjiwi Kimia Tbk PT	1,307,900	604,680
Pakuwon Jati Tbk PT	14,931,900	433,639
Perusahaan Gas Negara Tbk PT	9,780,200	847,394
Pool Advista Indonesia Tbk PT(b)(e)	1,914,800	6,230
PP Persero Tbk PT	2,694,800	179,961
Sawit Sumbermas Sarana Tbk PT	14,392,600	808,351
Semen Indonesia Persero Tbk PT	2,510,700	1,586,384
Summarecon Agung Tbk PT	11,400,600	468,518
Surya Citra Media Tbk PT	7,184,600	632,343
Telekomunikasi Indonesia Persero Tbk PT	40,455,600	8,451,341
Tower Bersama Infrastructure Tbk PT	9,108,500	804,792
Trada Alam Minera Tbk PT(b)(e)	39,223,500	94,326
Unilever Indonesia Tbk PT	6,198,000	3,565,973
United Tractors Tbk PT	1,379,500	2,017,283
Waskita Karya Persero Tbk PT	4,464,300	191,109
Wijaya Karya Persero Tbk PT	2,726,000	222,188
XL Axiata Tbk PT	3,050,000	522,260

		82,110,660

Ireland — 0.5%
AIB Group PLC(b)	610,169	762,652

SCHEDULE OF INVESTMENTS	95

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
Bank of Ireland Group PLC(b)	820,190	$1,697,281
C&C Group PLC	323,478	982,867
CRH PLC	670,997	24,406,642
Dalata Hotel Group PLC	144,841	446,170
Flutter Entertainment PLC(b)	80,348	12,194,727
Flutter Entertainment PLC(b)	42,530	6,402,624
Glanbia PLC	170,746	2,073,586
Grafton Group PLC	206,403	1,743,266
Greencore Group PLC	402,882	676,313
Hibernia REIT PLC	1,316,480	1,768,454
Kerry Group PLC, Class A	129,860	17,198,658
Kingspan Group PLC	130,346	9,363,649
Origin Enterprises PLC	99,889	374,436
Smurfit Kappa Group PLC	190,101	6,397,649
UDG Healthcare PLC	215,752	2,016,202

		88,505,176

Israel — 0.5%
Airport City Ltd.(b)	74,213	848,741
Alony Hetz Properties & Investments Ltd.	137,295	1,468,085
Amot Investments Ltd.	191,184	921,572
AudioCodes Ltd.	23,306	850,791
Azrieli Group Ltd.	38,825	1,860,085
Bank Hapoalim BM	947,580	5,639,943
Bank Leumi Le-Israel BM	1,315,744	6,589,838
Bezeq The Israeli Telecommunication Corp. Ltd.(b)	1,806,625	1,808,616
Caesarstone Ltd.	28,394	325,679
Check Point Software Technologies Ltd.(b)	94,301	11,820,630
Clal Insurance Enterprises Holdings Ltd.(b)	39,228	336,677
Compugen Ltd.(a)(b)	69,859	1,006,668
CyberArk Software Ltd.(b)	31,389	3,698,880
Delek Group Ltd.	7,715	171,182
Elbit Systems Ltd.	21,315	2,994,657
Enlight Renewable Energy Ltd.(b)	765,293	1,306,436
Fattal Holdings 1998 Ltd.(a)	6,806	271,260
First International Bank of Israel Ltd.	126,890	2,871,785
Fiverr International Ltd.(b)	10,436	975,035
Gazit-Globe Ltd.	166,668	692,195
Harel Insurance Investments & Financial Services Ltd.	111,382	729,397
ICL Group Ltd.	612,871	1,925,664
Isracard Ltd.	84,029	194,078
Israel Corp. Ltd. (The)(b)	4,646	398,746
Israel Discount Bank Ltd., Class A	1,051,360	3,192,167
Ituran Location and Control Ltd.	17,295	228,813
Kornit Digital Ltd.(b)	37,711	2,020,933
Mehadrin Ltd.(b)	1	28
Melisron Ltd.	21,710	807,206
Mivne Real Estate KD Ltd.(b)	573,537	1,114,623
Mizrahi Tefahot Bank Ltd.	118,023	2,435,910
Nice Ltd.(b)	52,706	10,723,225
Nova Measuring Instruments Ltd.(b)	25,933	1,301,890
Oil Refineries Ltd.	2,562,852	476,827
Paz Oil Co. Ltd.	11,148	882,731
Phoenix Holdings Ltd. (The)(b)	126,143	566,527
Radware Ltd.(a)(b)	40,859	1,043,947
REIT 1 Ltd.	210,244	823,117
Shapir Engineering and Industry Ltd.(b)	144,786	1,076,666
Shikun & Binui Ltd.	205,440	929,303
Shufersal Ltd.	162,051	1,143,609
Strauss Group Ltd.	70,280	1,993,599

Security	Shares	Value

Israel (continued)
Teva Pharmaceutical Industries Ltd., ADR(b)	888,249	$10,250,393
Tower Semiconductor Ltd.(b)	92,133	1,921,879
UroGen Pharma Ltd.(a)(b)	18,490	408,444
Wix.com Ltd.(a)(b)	41,676	12,106,045

		105,154,522

Italy — 1.5%
A2A SpA	1,386,151	1,989,076
ACEA SpA	43,746	899,578
Amplifon SpA(b)	104,750	3,585,946
Anima Holding SpA(c)	322,630	1,452,790
Assicurazioni Generali SpA	843,338	12,625,149
ASTM SpA(b)	56,643	1,204,307
Atlantia SpA(b)	412,813	6,565,636
Autogrill SpA(a)(b)	145,349	692,657
Azimut Holding SpA	94,676	1,796,868
Banca Generali SpA(b)	54,587	1,626,638
Banca IFIS SpA(b)	21,890	224,422
Banca Mediolanum SpA	190,285	1,416,451
Banca Monte dei Paschi di Siena SpA(a)(b)	232,228	420,427
Banca Popolare di Sondrio SCPA(a)(b)	530,596	1,177,058
Banco BPM SpA(a)(b)	1,145,852	1,722,167
Bio On SpA(a)(b)(e)	8,202	0	(d)
BPER Banca(a)(b)	378,381	953,933
Brunello Cucinelli SpA(b)	27,371	797,503
Buzzi Unicem SpA	84,498	1,919,941
Cerved Group SpA(b)	173,227	1,433,886
CIR SpA-Compagnie Industriali(b)	1,083,316	491,912
CNH Industrial NV(b)	842,776	5,764,234
Credito Emiliano SpA(b)	183,277	938,419
Credito Valtellinese SpA(b)	57,621	421,903
Danieli & C Officine Meccaniche SpA	47,069	614,476
Datalogic SpA(a)	22,555	318,188
De’ Longhi SpA(b)	60,578	1,902,585
DiaSorin SpA	21,373	4,195,413
Enav SpA(c)	217,068	889,663
Enel SpA	6,541,301	59,784,496
Eni SpA	2,013,197	17,952,145
ERG SpA	75,209	1,830,275
Falck Renewables SpA	120,643	787,485
Ferrari NV	101,858	18,229,666
Fincantieri SpA(a)(b)	418,499	284,801
FinecoBank Banca Fineco SpA(b)	392,954	5,703,801
Freni Brembo SpA(a)(b)	163,216	1,474,542
Hera SpA	738,450	2,858,913
IMA Industria Macchine Automatiche SpA(b)	19,401	1,548,564
Infrastrutture Wireless Italiane SpA(c)	202,733	2,053,303
Interpump Group SpA	68,052	2,227,451
Intesa Sanpaolo SpA(b)	11,845,814	23,913,902
Iren SpA	607,089	1,531,962
Italgas SpA	423,395	2,723,615
Juventus Football Club SpA(a)(b)	525,201	557,330
Leonardo SpA	116,988	748,410
Maire Tecnimont SpA(a)(b)	167,010	297,814
MARR SpA(b)	34,752	518,609
Mediaset SpA(a)(b)	326,279	580,666
Mediobanca Banca di Credito Finanziario SpA	506,250	4,057,586
Moncler SpA(b)	159,393	6,144,520
Nexi SpA(b)(c)	317,113	5,686,664
Piaggio & C SpA	347,601	972,516
Pirelli & C SpA(b)(c)	304,606	1,211,341

96	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Poste Italiane SpA(c)	428,617	$3,929,020
Prysmian SpA	204,949	5,242,078
Recordati SpA	90,218	4,826,329
Reply SpA	19,907	1,824,352
Saipem SpA	405,393	859,284
Salvatore Ferragamo SpA(b)	56,741	764,226
Saras SpA(b)	546,264	403,400
Snam SpA	1,703,674	9,065,675
Societa Cattolica di Assicurazioni SC(b)	165,661	1,005,916
Tamburi Investment Partners SpA	133,591	884,640
Technogym SpA(b)(c)	105,432	895,155
Telecom Italia SpA/Milano	6,053,173	2,439,404
Tenaris SA	333,476	1,944,862
Terna Rete Elettrica Nazionale SpA	1,192,293	8,890,744
Tod’s SpA(a)(b)	9,588	276,189
UniCredit SpA(b)	1,665,635	15,207,384
Unione di Banche Italiane SpA(b)	810,338	3,424,695
Unipol Gruppo SpA(b)	412,067	1,722,009

		285,326,965

Japan — 16.1%
77 Bank Ltd. (The)	61,800	827,663
ABC-Mart Inc.	24,400	1,287,733
Acom Co. Ltd.	406,700	1,427,085
Activia Properties Inc.	549	1,809,576
Adastria Co. Ltd.	31,500	432,890
ADEKA Corp.	97,100	1,285,728
Advance Residence Investment Corp.	1,165	3,757,354
Advantest Corp.	163,100	8,792,869
Aeon Co. Ltd.	525,300	12,371,106
Aeon Delight Co. Ltd.	32,600	978,956
AEON Financial Service Co. Ltd.	108,900	816,776
Aeon Mall Co. Ltd.	96,800	1,150,833
AGC Inc.	142,600	3,989,509
Ai Holdings Corp.	72,100	954,014
Aica Kogyo Co. Ltd.	52,000	1,674,643
Aichi Bank Ltd. (The)	14,800	371,225
Aiful Corp.(b)	463,000	937,123
Ain Holdings Inc.	23,000	1,466,187
Air Water Inc.	131,800	1,701,570
Aisin Seiki Co. Ltd.	119,500	3,413,317
Ajinomoto Co. Inc.	336,400	6,057,936
Akatsuki Inc.	8,400	292,367
Alfresa Holdings Corp.	160,500	3,281,954
Alps Alpine Co. Ltd.	153,800	1,924,500
Amada Co. Ltd.	237,100	1,589,936
Amano Corp.	70,600	1,325,461
ANA Holdings Inc.(b)	87,600	1,800,386
AnGes Inc.(a)(b)	93,900	1,276,216
Anicom Holdings Inc.	18,400	730,048
Anritsu Corp.(a)	112,700	2,677,598
Aoyama Trading Co. Ltd.	62,600	333,930
Aozora Bank Ltd.	77,900	1,242,952
Arcs Co. Ltd.	58,200	1,347,523
Ariake Japan Co. Ltd.	19,600	1,219,786
Aruhi Corp.	37,400	476,830
As One Corp.	17,300	1,839,137
Asahi Diamond Industrial Co. Ltd.	128,100	539,152
Asahi Group Holdings Ltd.	303,100	9,873,039
Asahi Holdings Inc.	52,900	1,828,710
Asahi Intecc Co. Ltd.	161,000	4,489,057

Security	Shares	Value

Japan (continued)
Asahi Kasei Corp.	1,019,700	$7,251,607
Asics Corp.	128,600	1,423,078
ASKUL Corp.	22,600	676,525
Astellas Pharma Inc.	1,489,600	23,246,382
Atom Corp.(a)	214,800	1,507,440
Autobacs Seven Co. Ltd.	117,200	1,361,218
Avex Inc.	102,500	821,125
Awa Bank Ltd. (The)	31,600	673,065
Azbil Corp.	94,700	3,143,829
Bandai Namco Holdings Inc.	159,400	8,775,820
Bank of Kyoto Ltd. (The)	40,400	1,476,837
Bank of Nagoya Ltd. (The)	33,500	696,108
BayCurrent Consulting Inc.	12,800	1,533,869
Benefit One Inc.	71,400	1,555,227
Benesse Holdings Inc.	53,000	1,377,509
Bengo4.com Inc.(a)(b)	7,600	667,776
Bic Camera Inc.	112,200	1,126,988
BML Inc.	48,400	1,206,681
Bridgestone Corp.	423,000	12,378,341
Broadleaf Co. Ltd.	170,800	904,644
Brother Industries Ltd.	181,700	2,808,075
Calbee Inc.	44,400	1,408,891
Canon Electronics Inc.	49,000	673,385
Canon Inc.	766,400	12,148,741
Canon Marketing Japan Inc.	57,300	1,079,557
Capcom Co. Ltd.	70,900	2,769,479
Casio Computer Co. Ltd.	164,100	2,595,055
Central Glass Co. Ltd.	37,900	680,358
Central Japan Railway Co.	114,100	13,710,777
Central Security Patrols Co. Ltd.	11,600	354,374
Chiba Bank Ltd. (The)	417,000	1,901,012
Chiyoda Co. Ltd.	66,700	635,899
Chiyoda Corp.(a)(b)	169,100	401,439
Chubu Electric Power Co. Inc.	511,000	6,063,080
Chugai Pharmaceutical Co. Ltd.	544,900	24,407,892
Chugoku Bank Ltd. (The)	154,400	1,321,593
Chugoku Electric Power Co. Inc. (The)	226,800	2,762,871
Citizen Watch Co. Ltd.	252,400	682,743
Coca-Cola Bottlers Japan Holdings Inc.	101,775	1,516,085
cocokara fine Inc.	20,700	1,125,745
COLOPL Inc.	54,000	469,365
Colowide Co. Ltd.(a)	90,200	1,005,824
Comforia Residential REIT Inc.	560	1,753,145
COMSYS Holdings Corp.	90,200	2,644,661
Concordia Financial Group Ltd.	850,900	2,502,884
COOKPAD Inc.(a)(b)	169,700	556,946
Cosmo Energy Holdings Co. Ltd.	61,900	889,889
Cosmos Pharmaceutical Corp.	16,600	3,034,881
Create SD Holdings Co. Ltd.	41,200	1,478,804
Credit Saison Co. Ltd.	127,100	1,176,874
Curves Holdings Co. Ltd.(b)	151,100	733,134
CyberAgent Inc.	81,100	4,563,936
CYBERDYNE Inc.(a)(b)	145,500	539,450
Dai Nippon Printing Co. Ltd.	195,000	4,230,871
Daicel Corp.	186,400	1,237,613
Daido Steel Co. Ltd.	26,400	739,340
Daifuku Co. Ltd.	82,700	7,430,720
Daiho Corp.	28,100	633,865
Dai-ichi Life Holdings Inc.	844,200	9,820,921
Daiichi Sankyo Co. Ltd.	457,800	40,086,186

SCHEDULE OF INVESTMENTS	97

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daiichikosho Co. Ltd.	38,700	$1,041,346
Daikin Industries Ltd.	200,500	34,987,468
Daio Paper Corp.(a)	84,500	1,144,462
Daiseki Co. Ltd.	48,000	1,022,378
Daishi Hokuetsu Financial Group Inc.	43,300	790,810
Daito Trust Construction Co. Ltd.	50,100	3,919,675
Daiwa House Industry Co. Ltd.	444,300	9,799,561
Daiwa House REIT Investment Corp.	1,741	4,523,340
Daiwa Office Investment Corp.	268	1,401,721
Daiwa Securities Group Inc.	1,150,700	5,049,889
Daiwa Securities Living Investments Corp.	2,059	2,083,732
Daiwabo Holdings Co. Ltd.	19,200	1,387,383
DCM Holdings Co. Ltd.	153,000	1,923,172
Demae-Can Co. Ltd.(a)	37,400	561,371
DeNA Co. Ltd.	88,100	992,406
Denka Co. Ltd.	66,500	1,581,207
Denso Corp.	340,500	12,456,767
Dentsu Group Inc.	169,500	3,764,173
DIC Corp.	51,700	1,237,612
Digital Arts Inc.	12,300	1,014,433
Digital Garage Inc.	37,300	1,243,569
Dip Corp.	35,600	669,710
Disco Corp.	21,800	5,189,691
DMG Mori Co. Ltd.	109,600	1,164,105
Doutor Nichires Holdings Co. Ltd.	74,700	993,362
Dowa Holdings Co. Ltd.	52,100	1,517,715
Duskin Co. Ltd.	61,600	1,527,619
DyDo Group Holdings Inc.(a)	22,100	924,927
Earth Corp.	24,800	1,693,521
East Japan Railway Co.	236,400	13,574,051
Ebara Corp.	67,900	1,596,514
EDION Corp.	107,400	1,033,063
Eisai Co. Ltd.	204,500	16,415,317
Eizo Corp.	25,900	960,257
Electric Power Development Co. Ltd.	103,200	1,400,662
ENEOS Holdings Inc.	2,492,100	8,655,056
en-japan Inc.	30,300	725,331
eRex Co. Ltd.	33,200	439,610
Euglena Co. Ltd.(b)	101,800	667,241
Exedy Corp.	37,800	462,981
Ezaki Glico Co. Ltd.	35,800	1,652,360
FamilyMart Co. Ltd.	204,500	4,560,777
Fancl Corp.	61,300	1,756,729
FANUC Corp.	155,500	26,039,227
Fast Retailing Co. Ltd.	46,900	24,862,811
FCC Co. Ltd.	51,900	798,159
Financial Products Group Co. Ltd.	88,600	396,366
FP Corp.	22,600	1,823,305
Frontier Real Estate Investment Corp.	542	1,513,273
Fuji Co. Ltd./Ehime	51,600	879,928
Fuji Corp./Aichi	71,700	1,256,598
Fuji Electric Co. Ltd.	88,700	2,407,727
Fuji Oil Holdings Inc.	52,200	1,386,339
Fuji Seal International Inc.	57,400	1,022,809
Fuji Soft Inc.	24,600	1,101,684
FUJIFILM Holdings Corp.	281,900	12,576,585
Fujikura Ltd.	224,900	601,974
Fujitsu General Ltd.	73,900	1,795,603
Fujitsu Ltd.	158,200	21,127,249
Fukuoka Financial Group Inc.	120,600	1,746,322

Security	Shares	Value

Japan (continued)
Fukuoka REIT Corp.	1,011	$1,171,356
Fukuyama Transporting Co. Ltd.	30,200	1,045,418
Funai Soken Holdings Inc.	38,300	804,180
Furukawa Electric Co. Ltd.	54,200	1,285,155
Fuyo General Lease Co. Ltd.	23,600	1,325,868
Giken Ltd.	20,800	753,466
Global One Real Estate Investment Corp.	1,388	1,255,016
Glory Ltd.	57,600	1,249,189
GLP J-REIT	3,002	4,988,664
GMO internet Inc.	59,600	1,719,285
GMO Payment Gateway Inc.	33,200	3,454,081
GNI Group Ltd.(a)(b)	47,500	594,817
Goldwin Inc.	20,000	1,186,040
Gree Inc.	152,900	629,069
GS Yuasa Corp.	66,400	1,023,664
GungHo Online Entertainment Inc.	45,410	828,487
Gunma Bank Ltd. (The)	435,700	1,364,009
Gunze Ltd.	18,900	684,640
H.U. Group Holdings Inc.	35,900	802,003
H2O Retailing Corp.	81,300	465,209
Hachijuni Bank Ltd. (The)	420,400	1,550,705
Hakuhodo DY Holdings Inc.	158,700	1,735,148
Hamamatsu Photonics KK	114,100	4,920,987
Hankyu Hanshin Holdings Inc.	180,100	5,135,737
Hankyu Hanshin REIT Inc.	904	971,289
Hanwa Co. Ltd.	31,700	559,165
Harmonic Drive Systems Inc.(a)	34,000	1,884,423
Haseko Corp.	203,900	2,397,122
Hazama Ando Corp.	211,700	1,125,276
Heiwa Corp.	72,900	1,216,954
Heiwa Real Estate Co. Ltd.	51,700	1,254,237
Heiwa Real Estate REIT Inc.	1,660	1,719,190
Hikari Tsushin Inc.	18,800	4,054,100
Hino Motors Ltd.	211,800	1,215,952
Hirata Corp.	11,600	631,949
Hirose Electric Co. Ltd.	25,305	2,649,450
Hiroshima Bank Ltd. (The)	249,700	1,138,328
HIS Co. Ltd.	37,700	442,145
Hisamitsu Pharmaceutical Co. Inc.	46,900	2,042,698
Hitachi Capital Corp.	72,100	1,723,226
Hitachi Construction Machinery Co. Ltd.	72,800	2,079,410
Hitachi Ltd.	767,300	22,700,410
Hitachi Metals Ltd.	160,700	2,085,315
Hitachi Transport System Ltd.	40,600	1,199,991
Hitachi Zosen Corp.	236,500	829,864
Hogy Medical Co. Ltd.	36,400	1,094,789
Hokkaido Electric Power Co. Inc.	215,500	829,552
Hokkoku Bank Ltd. (The)	23,500	612,116
Hokuetsu Corp.	123,300	410,495
Hokuhoku Financial Group Inc.	127,100	1,057,864
Hokuriku Electric Power Co.	178,400	1,140,626
Hokuto Corp.	69,700	1,377,124
Honda Motor Co. Ltd.	1,290,600	30,809,367
Horiba Ltd.	26,000	1,327,911
Hoshino Resorts REIT Inc.(a)	437	1,692,533
Hoshizaki Corp.	44,000	3,345,881
House Foods Group Inc.	47,800	1,453,485
Hoya Corp.	303,300	29,891,100
Hulic Co. Ltd.	233,200	1,998,290
Hulic Reit Inc.	1,225	1,447,106

98	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hyakugo Bank Ltd. (The)	453,100	$1,332,773
Hyakujushi Bank Ltd. (The)	27,900	446,484
Ibiden Co. Ltd.	84,700	2,276,718
Ichigo Inc.	313,100	734,407
Ichigo Office REIT Investment Corp.	1,670	1,091,431
Idemitsu Kosan Co. Ltd.	156,755	3,232,062
IHI Corp.	106,500	1,317,526
Iida Group Holdings Co. Ltd.	109,300	1,682,970
Inaba Denki Sangyo Co. Ltd.	93,400	2,142,202
Industrial & Infrastructure Fund Investment Corp.	1,521	2,839,737
Infocom Corp.	31,400	994,893
Infomart Corp.	177,700	1,100,856
Inpex Corp.	812,700	4,605,018
Insource Co. Ltd.	23,000	454,649
Internet Initiative Japan Inc.	25,300	896,136
Invesco Office J-Reit Inc.	9,961	1,176,704
Invincible Investment Corp.	5,468	1,251,543
IR Japan Holdings Ltd.	10,400	1,146,921
Iriso Electronics Co. Ltd.	30,900	926,445
Isetan Mitsukoshi Holdings Ltd.	239,800	1,088,660
Ishihara Sangyo Kaisha Ltd.	56,700	353,939
Isuzu Motors Ltd.	433,300	3,522,381
Ito En Ltd.	44,400	2,612,012
ITOCHU Corp.	1,073,800	23,358,933
Itochu Techno-Solutions Corp.	62,900	2,543,247
Itoham Yonekyu Holdings Inc.	172,500	1,036,012
Iwatani Corp.(a)	45,300	1,593,833
Iyo Bank Ltd. (The)	294,700	1,733,693
Izumi Co. Ltd.	33,900	1,300,147
J Front Retailing Co. Ltd.	171,600	988,408
Jaccs Co. Ltd.	39,700	601,151
Jafco Co. Ltd.	32,900	1,159,108
Japan Airlines Co. Ltd.	72,300	1,170,353
Japan Airport Terminal Co. Ltd.	41,300	1,419,895
Japan Aviation Electronics Industry Ltd.	46,200	582,470
Japan Display Inc.(a)(b)	889,400	395,364
Japan Elevator Service Holdings Co. Ltd.	25,400	842,022
Japan Excellent Inc.	1,231	1,301,672
Japan Exchange Group Inc.	422,800	9,997,163
Japan Hotel REIT Investment Corp.	3,797	1,370,052
Japan Investment Adviser Co. Ltd.	2,200	16,459
Japan Lifeline Co. Ltd.	76,700	940,886
Japan Logistics Fund Inc.	759	2,275,636
Japan Material Co. Ltd.	73,000	1,098,487
Japan Petroleum Exploration Co. Ltd.	44,400	713,894
Japan Post Bank Co. Ltd.	280,400	2,084,502
Japan Post Holdings Co. Ltd.	1,207,600	8,192,675
Japan Post Insurance Co. Ltd.	156,000	2,059,737
Japan Prime Realty Investment Corp.	714	1,879,374
Japan Real Estate Investment Corp.	1,139	5,817,270
Japan Retail Fund Investment Corp.	2,118	2,542,081
Japan Securities Finance Co. Ltd.	181,400	801,228
Japan Steel Works Ltd. (The)	59,600	838,786
Japan Tobacco Inc.	941,400	16,133,707
JCR Pharmaceuticals Co. Ltd.	15,200	1,485,066
Jeol Ltd.	27,500	759,482
JFE Holdings Inc.	374,400	2,422,109
JGC Holdings Corp.	166,700	1,677,564
JINS Holdings Inc.	19,800	1,340,849
JSR Corp.	145,200	3,118,786

Security	Shares	Value

Japan (continued)
JTEKT Corp.	133,100	$881,207
Juroku Bank Ltd. (The)	32,600	554,382
Justsystems Corp.	27,600	2,127,495
JVCKenwood Corp.	292,900	368,445
Kadokawa Corp.	50,118	1,021,510
Kagome Co. Ltd.	72,900	2,209,822
Kajima Corp.	349,500	3,821,262
Kakaku.com Inc.	109,300	2,628,865
Kaken Pharmaceutical Co. Ltd.	29,500	1,332,285
Kamakura Shinsho Ltd.	54,400	393,606
Kamigumi Co. Ltd.	83,900	1,521,992
Kanamoto Co. Ltd.	42,200	848,949
Kandenko Co. Ltd.	123,500	964,825
Kaneka Corp.	41,400	967,162
Kanematsu Corp.	111,200	1,207,392
Kansai Electric Power Co. Inc. (The)	560,300	5,307,296
Kansai Paint Co. Ltd.	147,200	2,826,218
Kao Corp.	383,000	27,660,910
Katitas Co. Ltd.	53,800	1,218,171
Kawasaki Heavy Industries Ltd.	96,300	1,306,102
Kawasaki Kisen Kaisha Ltd.(a)(b)	59,700	541,495
KDDI Corp.	1,310,700	40,400,750
Keihan Holdings Co. Ltd.	79,500	3,218,197
Keihin Corp.	46,200	1,102,018
Keikyu Corp.	185,800	2,416,296
Keio Corp.	85,700	4,247,309
Keisei Electric Railway Co. Ltd.	109,000	2,646,392
Keiyo Bank Ltd. (The)	154,400	693,654
Kenedix Inc.	227,900	1,036,791
Kenedix Office Investment Corp.	350	1,913,364
Kenedix Residential Next Investment Corp.	1,251	2,287,130
Kenedix Retail REIT Corp.	630	1,093,398
Kewpie Corp.	65,500	1,162,806
Keyence Corp.	146,400	61,229,623
KH Neochem Co. Ltd.	34,600	630,935
Kikkoman Corp.	118,800	5,522,576
Kinden Corp.	90,000	1,393,455
Kintetsu Group Holdings Co. Ltd.	141,600	5,490,968
Kirin Holdings Co. Ltd.	666,600	12,823,838
Kisoji Co. Ltd.	74,900	1,496,158
Kissei Pharmaceutical Co. Ltd.	63,300	1,320,721
Kitanotatsujin Corp.(a)	124,200	543,882
Kiyo Bank Ltd. (The)	71,400	1,004,854
KLab Inc.(b)	68,300	408,909
Kobayashi Pharmaceutical Co. Ltd.	38,800	3,434,862
Kobe Bussan Co. Ltd.	47,800	2,943,138
Kobe Steel Ltd.(b)	251,100	802,722
Koei Tecmo Holdings Co. Ltd.	56,100	2,156,876
Koito Manufacturing Co. Ltd.	77,600	3,027,523
Kokuyo Co. Ltd.	101,200	1,062,442
Komatsu Ltd.	691,200	13,506,282
KOMEDA Holdings Co. Ltd.	85,400	1,345,658
Komeri Co. Ltd.	31,500	989,123
Konami Holdings Corp.	67,800	2,061,638
Konica Minolta Inc.	316,600	832,449
Kose Corp.	26,200	2,626,691
Koshidaka Holdings Co. Ltd.	73,400	230,481
Kotobuki Spirits Co. Ltd.	20,800	618,708
Krosaki Harima Corp.	11,100	335,425
K’s Holdings Corp.	160,700	2,067,077

SCHEDULE OF INVESTMENTS	99

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kubota Corp.	820,000	$11,660,550
Kumagai Gumi Co. Ltd.	42,000	956,152
Kumiai Chemical Industry Co. Ltd.	109,300	1,051,339
Kura Sushi Inc.	15,300	633,822
Kuraray Co. Ltd.	221,600	2,162,974
Kureha Corp.	25,500	1,044,311
Kurita Water Industries Ltd.	74,700	1,998,735
Kusuri no Aoki Holdings Co. Ltd.	16,400	1,527,854
KYB Corp.(b)	26,800	434,458
Kyocera Corp.	251,300	13,890,071
KYORIN Holdings Inc.	70,400	1,280,424
Kyoritsu Maintenance Co. Ltd.	33,900	933,028
Kyowa Exeo Corp.	73,200	1,719,747
Kyowa Kirin Co. Ltd.	210,000	5,164,097
Kyudenko Corp.	52,600	1,480,044
Kyushu Electric Power Co. Inc.	296,800	2,481,521
Kyushu Financial Group Inc.	384,400	1,559,705
Kyushu Railway Co.	129,900	2,553,033
LaSalle Logiport REIT	1,442	2,628,141
Lasertec Corp.	64,700	5,629,812
Lawson Inc.	34,200	1,698,193
Leopalace21 Corp.(a)(b)	182,700	266,110
Lifull Co. Ltd.	71,800	274,352
LINE Corp.(b)	49,500	2,617,091
Lintec Corp.	69,800	1,615,441
Lion Corp.	173,600	4,480,794
LIXIL Group Corp.	188,300	2,504,018
M&A Capital Partners Co. Ltd.(b)	16,500	600,043
M3 Inc.	358,400	18,236,943
Mabuchi Motor Co. Ltd.	41,600	1,237,416
Macnica Fuji Electronics Holdings Inc.	59,500	889,714
Maeda Corp.	140,700	952,816
Maeda Road Construction Co. Ltd.	42,300	769,345
Makino Milling Machine Co. Ltd.	26,600	749,721
Makita Corp.	173,500	6,621,323
Mandom Corp.	43,300	625,358
Mani Inc.	67,900	1,736,514
Marubeni Corp.	1,292,700	5,929,816
Maruha Nichiro Corp.	58,900	1,125,857
Marui Group Co. Ltd.	158,800	2,287,453
Maruichi Steel Tube Ltd.	60,300	1,421,809
Maruwa Co. Ltd./Aichi	12,900	1,110,281
Matsui Securities Co. Ltd.	93,600	762,221
Matsumotokiyoshi Holdings Co. Ltd.	60,400	2,008,001
Maxell Holdings Ltd.	84,300	719,974
Mazda Motor Corp.	429,900	2,403,016
McDonald’s Holdings Co. Japan Ltd.	54,400	2,593,171
MCJ Co. Ltd.	131,500	1,121,848
MCUBS MidCity Investment Corp.	1,932	1,255,352
Mebuki Financial Group Inc.	850,850	1,883,088
Medipal Holdings Corp.	141,400	2,599,845
Megachips Corp.	24,600	468,594
Megmilk Snow Brand Co. Ltd.	54,700	1,231,306
Meidensha Corp.	50,200	742,103
MEIJI Holdings Co. Ltd.	90,300	7,054,554
Meiko Electronics Co. Ltd.	27,900	336,183
Meitec Corp.	32,000	1,479,996
Menicon Co. Ltd.	34,800	1,698,364
Mercari Inc.(b)	64,500	2,696,396
Milbon Co. Ltd.	32,100	1,457,297

Security	Shares	Value

Japan (continued)
MINEBEA MITSUMI Inc.	268,272	$4,369,284
Mirai Corp.	3,492	1,091,560
Mirait Holdings Corp.	102,300	1,404,895
MISUMI Group Inc.	222,600	5,250,775
Mitsubishi Chemical Holdings Corp.	980,800	5,248,620
Mitsubishi Corp.	1,063,600	21,321,292
Mitsubishi Electric Corp.	1,443,900	18,716,211
Mitsubishi Estate Co. Ltd.	928,800	13,343,868
Mitsubishi Estate Logistics REIT Investment Corp.	276	1,256,919
Mitsubishi Gas Chemical Co. Inc.	113,400	1,787,930
Mitsubishi Heavy Industries Ltd.	246,700	5,708,423
Mitsubishi Logistics Corp.	59,900	1,600,468
Mitsubishi Materials Corp.	81,200	1,648,883
Mitsubishi Motors Corp.	476,100	927,614
Mitsubishi Pencil Co. Ltd.	54,000	582,238
Mitsubishi UFJ Financial Group Inc.	9,566,300	35,576,177
Mitsubishi UFJ Lease & Finance Co. Ltd.	306,410	1,289,629
Mitsui & Co. Ltd.	1,311,000	19,516,826
Mitsui Chemicals Inc.	135,700	2,574,616
Mitsui E&S Holdings Co. Ltd.(b)	80,500	309,118
Mitsui Fudosan Co. Ltd.	717,200	11,178,905
Mitsui Mining & Smelting Co. Ltd.	52,400	1,094,785
Mitsui OSK Lines Ltd.	78,000	1,275,532
Miura Co. Ltd.	74,500	2,793,838
Mixi Inc.	29,100	565,872
Mizuho Financial Group Inc.	18,809,600	22,700,321
Mizuho Leasing Co. Ltd.	43,400	953,544
Mochida Pharmaceutical Co. Ltd.	46,500	1,702,024
Monex Group Inc.	247,800	534,365
Money Forward Inc.(b)	16,800	1,132,923
MonotaRO Co. Ltd.	102,100	4,350,331
Mori Hills REIT Investment Corp.	1,500	1,945,049
Mori Trust Sogo REIT Inc.	1,130	1,315,644
Morinaga & Co. Ltd./Japan	31,300	1,135,302
Morinaga Milk Industry Co. Ltd.	39,400	1,833,425
MOS Food Services Inc.	42,900	1,099,178
MS&AD Insurance Group Holdings Inc.	356,600	8,890,548
Murata Manufacturing Co. Ltd.	456,800	28,553,780
Musashi Seimitsu Industry Co. Ltd.	47,600	351,609
Musashino Bank Ltd. (The)	41,200	552,165
Nabtesco Corp.	82,200	2,464,523
Nachi-Fujikoshi Corp.	21,300	587,246
Nagase & Co. Ltd.	106,700	1,223,119
Nagoya Railroad Co. Ltd.	152,000	3,832,706
Nakanishi Inc.	74,400	1,168,811
Nankai Electric Railway Co. Ltd.	82,800	1,619,506
Nanto Bank Ltd. (The)	29,300	525,144
NEC Corp.	197,900	11,024,600
NEC Networks & System Integration Corp.	65,500	1,381,491
NET One Systems Co. Ltd.	65,600	2,540,736
Nexon Co. Ltd.	396,100	10,227,495
Nextage Co. Ltd.	61,700	549,132
NGK Insulators Ltd.	197,500	2,441,431
NGK Spark Plug Co. Ltd.	115,800	1,543,197
NH Foods Ltd.	61,500	2,690,225
NHK Spring Co. Ltd.	192,700	1,069,847
Nichias Corp.	60,000	1,292,159
Nichiha Corp.	28,700	581,709
NichiiGakkan Co. Ltd.	40,200	585,529
Nichi-Iko Pharmaceutical Co. Ltd.	50,000	569,375

100	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nichirei Corp.	83,200	$2,354,435
Nidec Corp.	355,300	28,143,739
Nifco Inc./Japan	69,200	1,543,305
Nihon Kohden Corp.	54,800	1,884,025
Nihon M&A Center Inc.	121,300	5,873,981
Nihon Parkerizing Co. Ltd.	124,800	1,206,333
Nihon Unisys Ltd.	55,300	1,671,082
Nikkon Holdings Co. Ltd.	80,300	1,449,851
Nikon Corp.	212,500	1,475,220
Nintendo Co. Ltd.	89,900	39,486,957
Nippo Corp.	55,600	1,472,956
Nippon Accommodations Fund Inc.	387	2,492,642
Nippon Building Fund Inc.	1,087	6,086,295
Nippon Carbon Co. Ltd.	21,900	651,428
Nippon Electric Glass Co. Ltd.	70,600	1,145,839
Nippon Express Co. Ltd.	58,400	2,767,275
Nippon Flour Mills Co. Ltd.	89,600	1,407,600
Nippon Gas Co. Ltd.	34,600	1,621,517
Nippon Kayaku Co. Ltd.	151,300	1,472,503
Nippon Light Metal Holdings Co. Ltd.	767,600	1,255,980
Nippon Paint Holdings Co. Ltd.	119,300	8,101,523
Nippon Paper Industries Co. Ltd.	76,600	960,670
Nippon Prologis REIT Inc.	1,828	6,301,958
Nippon REIT Investment Corp.	415	1,254,067
Nippon Sheet Glass Co. Ltd.(a)(b)	115,500	375,787
Nippon Shinyaku Co. Ltd.	38,700	2,975,797
Nippon Shokubai Co. Ltd.	25,800	1,278,653
Nippon Soda Co. Ltd.	40,300	1,028,750
Nippon Steel Corp.	616,717	5,001,748
Nippon Steel Trading Corp.	23,700	706,091
Nippon Suisan Kaisha Ltd.	353,700	1,468,593
Nippon Telegraph & Telephone Corp.	1,002,400	23,166,220
Nippon Yusen KK	100,200	1,288,868
Nipro Corp.	135,700	1,445,174
Nishimatsu Construction Co. Ltd.	63,500	1,170,543
Nishimatsuya Chain Co. Ltd.	101,200	1,014,584
Nishi-Nippon Financial Holdings Inc.	154,000	956,947
Nishi-Nippon Railroad Co. Ltd.	63,300	1,576,363
Nishio Rent All Co. Ltd.	49,900	946,745
Nissan Chemical Corp.	102,800	5,376,752
Nissan Motor Co. Ltd.	1,791,800	6,117,845
Nissan Shatai Co. Ltd.	68,900	513,508
Nissha Co. Ltd.	46,500	479,381
Nisshin Oillio Group Ltd. (The)	38,500	1,159,770
Nisshin Seifun Group Inc.	152,100	2,323,290
Nisshinbo Holdings Inc.	133,000	788,717
Nissin Foods Holdings Co. Ltd.	48,000	4,303,793
Nissin Kogyo Co. Ltd.	51,200	1,056,154
Nitori Holdings Co. Ltd.	64,800	14,200,473
Nitto Boseki Co. Ltd.	25,200	1,178,606
Nitto Denko Corp.	125,300	7,051,310
Nitto Kogyo Corp.	50,200	810,949
Noevir Holdings Co. Ltd.	15,900	656,422
NOF Corp.	57,100	2,122,416
Nojima Corp.	42,300	1,055,400
NOK Corp.	70,200	758,237
Nomura Co. Ltd.	94,800	604,324
Nomura Holdings Inc.	2,537,900	11,754,560
Nomura Real Estate Holdings Inc.	91,300	1,512,888
Nomura Real Estate Master Fund Inc.	3,578	4,426,392

Security	Shares	Value

Japan (continued)
Nomura Research Institute Ltd.	265,420	$6,968,750
Noritz Corp.	42,200	511,684
North Pacific Bank Ltd.	499,500	949,584
NS Solutions Corp.	37,400	974,883
NSD Co. Ltd.	79,600	1,451,516
NSK Ltd.	259,200	1,716,069
NTN Corp.	429,700	739,671
NTT Data Corp.	495,500	5,581,580
NTT Docomo Inc.	916,800	25,211,350
Obayashi Corp.	490,500	4,351,546
Obic Co. Ltd.	54,200	9,693,767
Odakyu Electric Railway Co. Ltd.	242,900	5,045,005
Ogaki Kyoritsu Bank Ltd. (The)	42,600	829,598
Ohsho Food Service Corp.	21,000	997,068
Oiles Corp.	73,100	931,985
Oisix ra daichi Inc.(b)	27,400	555,619
Oita Bank Ltd. (The)	27,500	613,307
Oji Holdings Corp.	610,400	2,540,206
Okamoto Industries Inc.	14,300	538,296
Okamura Corp.	70,700	457,380
Okasan Securities Group Inc.	231,500	652,483
Oki Electric Industry Co. Ltd.	115,400	1,019,423
Okinawa Electric Power Co. Inc. (The)	56,332	876,974
OKUMA Corp.	24,500	941,951
Okumura Corp.	44,500	1,052,208
Olympus Corp.	938,500	16,718,668
Omron Corp.	142,500	10,148,728
One REIT Inc.	423	961,782
Ono Pharmaceutical Co. Ltd.	304,500	8,534,813
Open House Co. Ltd.	58,900	1,667,896
Optex Group Co. Ltd.(a)	48,700	497,916
Optorun Co. Ltd.	12,400	274,083
Oracle Corp. Japan	31,800	3,813,714
Orient Corp.	803,000	767,077
Oriental Land Co. Ltd.	161,400	19,341,133
ORIX Corp.	1,075,700	11,557,696
Orix JREIT Inc.	2,250	2,892,036
Osaka Gas Co. Ltd.	297,800	5,475,487
OSG Corp.	100,400	1,356,012
Otsuka Corp.	80,900	4,177,755
Otsuka Holdings Co. Ltd.	316,700	13,089,747
Outsourcing Inc.	108,000	594,495
Pacific Metals Co. Ltd.	36,700	510,600
PALTAC Corp.	22,800	1,233,482
Pan Pacific International Holdings Corp.	333,500	7,579,689
Panasonic Corp.	1,786,400	15,206,280
Paramount Bed Holdings Co. Ltd.	22,700	967,214
Park24 Co. Ltd.	94,200	1,265,147
Penta-Ocean Construction Co. Ltd.	274,100	1,431,034
PeptiDream Inc.(b)	77,900	3,127,641
Persol Holdings Co. Ltd.	130,300	1,648,930
Pigeon Corp.	87,400	3,385,066
Pilot Corp.	31,900	879,490
PKSHA Technology Inc.(a)(b)	18,700	397,417
Pola Orbis Holdings Inc.	62,800	1,035,282
Premier Investment Corp.	1,356	1,522,342
Press Kogyo Co. Ltd.	249,700	637,653
Prestige International Inc.	110,100	854,933
Raito Kogyo Co. Ltd.	57,000	788,717
Raksul Inc.(a)(b)	20,300	558,140

SCHEDULE OF INVESTMENTS	101

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Rakus Co. Ltd.	46,400	$1,072,120
Rakuten Inc.	666,400	6,082,247
Recruit Holdings Co. Ltd.	1,024,400	31,663,097
Relia Inc.	67,300	709,091
Relo Group Inc.	93,300	1,613,094
Renesas Electronics Corp.(b)	611,700	3,344,014
Rengo Co. Ltd.	154,100	1,158,701
Resona Holdings Inc.	1,605,700	5,221,221
Resorttrust Inc.	92,600	1,031,711
Ricoh Co. Ltd.	543,900	3,472,359
Ricoh Leasing Co. Ltd.	26,800	673,739
Rinnai Corp.	26,000	2,124,657
Riso Kyoiku Co. Ltd.	210,700	601,829
Rohm Co. Ltd.	67,000	4,226,710
Rohto Pharmaceutical Co. Ltd.	83,400	2,567,549
Rorze Corp.	14,700	743,829
Round One Corp.(a)	55,900	331,498
Royal Holdings Co. Ltd.	51,900	729,437
RPA Holdings Inc.(a)(b)	38,900	255,335
Ryobi Ltd.	44,800	425,839
Ryohin Keikaku Co. Ltd.	177,200	2,123,450
Ryosan Co. Ltd.	26,300	497,494
Saizeriya Co. Ltd.	36,100	560,296
Sakai Moving Service Co. Ltd.	21,300	906,554
Sakata Seed Corp.	39,700	1,210,938
SAMTY Co. Ltd.	44,200	478,663
Sangetsu Corp.	88,500	1,209,520
San-in Godo Bank Ltd. (The)	147,000	682,654
Sanken Electric Co. Ltd.	32,400	622,688
Sankyo Co. Ltd.	44,400	1,107,375
Sankyo Tateyama Inc.	55,300	412,671
Sankyu Inc.	39,100	1,347,957
Sanrio Co. Ltd.	61,300	887,061
Santen Pharmaceutical Co. Ltd.	297,400	5,006,829
Sanwa Holdings Corp.	139,400	1,189,244
Sapporo Holdings Ltd.	70,900	1,214,413
Sato Holdings Corp.	48,200	996,550
Sawai Pharmaceutical Co. Ltd.	36,400	1,721,366
SBI Holdings Inc.	185,400	3,870,026
SCREEN Holdings Co. Ltd.	29,400	1,448,728
SCSK Corp.	39,900	2,015,190
Secom Co. Ltd.	167,400	14,377,749
Sega Sammy Holdings Inc.	119,600	1,344,977
Seibu Holdings Inc.	144,400	1,286,530
Seiko Epson Corp.	209,400	2,200,354
Seiko Holdings Corp.	30,500	414,821
Seino Holdings Co. Ltd.	105,400	1,296,939
Seiren Co. Ltd.	51,200	585,945
Sekisui Chemical Co. Ltd.	297,500	4,029,320
Sekisui House Ltd.	494,800	8,975,942
Sekisui House Reit Inc.	3,932	2,569,764
Senshu Ikeda Holdings Inc.	435,300	634,032
Seria Co. Ltd.	39,200	1,568,297
Seven & i Holdings Co. Ltd.	600,600	18,211,705
Seven Bank Ltd.	485,400	1,179,871
SG Holdings Co. Ltd.	128,400	4,699,782
Sharp Corp.	167,700	1,633,699
Shibaura Machine Co. Ltd.	31,100	579,761
SHIFT Inc.(b)	9,700	1,018,349
Shiga Bank Ltd. (The)	56,700	1,228,598

Security	Shares	Value

Japan (continued)
Shikoku Electric Power Co. Inc.	152,900	$1,026,757
Shima Seiki Manufacturing Ltd.	36,800	432,634
Shimachu Co. Ltd.	54,400	1,480,783
Shimadzu Corp.	181,900	4,578,037
Shimamura Co. Ltd.	19,700	1,365,752
Shimano Inc.	58,600	12,747,565
Shimizu Corp.	437,800	3,130,396
Shin-Etsu Chemical Co. Ltd.	284,600	33,041,379
Shinko Electric Industries Co. Ltd.	77,700	1,156,718
Shinmaywa Industries Ltd.	96,800	839,550
Shinsei Bank Ltd.	127,300	1,430,364
Shionogi & Co. Ltd.	217,700	12,887,395
Ship Healthcare Holdings Inc.	30,900	1,326,832
Shiseido Co. Ltd.	321,400	17,782,938
Shizuoka Bank Ltd. (The)	345,500	2,235,146
SHO-BOND Holdings Co. Ltd.	42,400	1,816,627
Shochiku Co. Ltd.	11,500	1,292,159
Shoei Foods Corp.	16,100	553,518
Showa Corp.	64,100	1,349,537
Showa Denko KK	109,200	2,247,415
SKY Perfect JSAT Holdings Inc.	229,700	842,936
Skylark Holdings Co. Ltd.(a)	166,600	2,308,418
SMC Corp.	46,000	23,959,330
SMS Co. Ltd.	64,700	1,598,989
Softbank Corp.	1,502,100	20,095,720
SoftBank Group Corp.	1,260,500	78,624,775
Sohgo Security Services Co. Ltd.	53,900	2,531,103
Sojitz Corp.	1,080,600	2,258,702
Sompo Holdings Inc.	273,800	8,947,120
Sony Corp.	1,023,000	78,140,055
Sosei Group Corp.(a)(b)	67,400	873,975
Sotetsu Holdings Inc.	64,000	1,516,315
Sourcenext Corp.(a)	109,500	249,593
Square Enix Holdings Co. Ltd.	76,600	4,086,106
Stanley Electric Co. Ltd.	95,200	2,265,423
Star Micronics Co. Ltd.	62,400	695,825
Subaru Corp.	487,400	9,194,356
Sugi Holdings Co. Ltd.	29,700	2,151,726
SUMCO Corp.	193,800	2,960,248
Sumitomo Bakelite Co. Ltd.	34,700	833,942
Sumitomo Chemical Co. Ltd.	1,110,800	3,183,320
Sumitomo Corp.	920,000	10,180,649
Sumitomo Dainippon Pharma Co. Ltd.	126,600	1,575,765
Sumitomo Electric Industries Ltd.	579,000	6,385,264
Sumitomo Forestry Co. Ltd.	107,300	1,201,581
Sumitomo Heavy Industries Ltd.	76,100	1,474,784
Sumitomo Metal Mining Co. Ltd.	177,000	5,246,553
Sumitomo Mitsui Construction Co. Ltd.	219,580	847,334
Sumitomo Mitsui Financial Group Inc.	1,022,100	27,067,814
Sumitomo Mitsui Trust Holdings Inc.	250,900	6,430,899
Sumitomo Osaka Cement Co. Ltd.	36,300	1,217,095
Sumitomo Realty & Development Co. Ltd.	249,800	6,354,271
Sumitomo Rubber Industries Ltd.	115,800	959,433
Sumitomo Warehouse Co. Ltd. (The)	99,100	1,112,567
Sundrug Co. Ltd.	47,500	1,621,820
Suntory Beverage & Food Ltd.	105,500	3,966,353
Suruga Bank Ltd.	130,500	435,699
Sushiro Global Holdings Ltd.	96,300	2,036,572
Suzuken Co. Ltd.	53,300	1,887,908
Suzuki Motor Corp.	296,500	9,736,574

102	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sysmex Corp.	136,000	$10,458,867
Systena Corp.	71,700	1,075,534
T&D Holdings Inc.	431,900	3,525,297
T. Hasegawa Co. Ltd.	54,000	1,077,140
Tadano Ltd.	113,600	908,972
Taiheiyo Cement Corp.	82,400	1,780,800
Taikisha Ltd.	36,200	1,010,026
Taisei Corp.	152,700	5,228,166
Taisho Pharmaceutical Holdings Co. Ltd.	24,700	1,394,675
Taiyo Holdings Co. Ltd.	35,000	1,648,539
Taiyo Nippon Sanso Corp.	101,100	1,586,351
Taiyo Yuden Co. Ltd.	91,200	2,863,747
Takara Bio Inc.	48,700	1,293,385
Takara Holdings Inc.	182,200	1,557,825
Takasago Thermal Engineering Co. Ltd.	80,800	1,069,131
Takashimaya Co. Ltd.	149,100	987,137
Takeda Pharmaceutical Co. Ltd.	1,263,783	44,895,195
Takeuchi Manufacturing Co. Ltd.	51,900	859,519
Takuma Co. Ltd.	96,100	1,331,566
Tamron Co. Ltd.	31,500	499,031
TDK Corp.	104,300	11,522,028
TechnoPro Holdings Inc.	29,800	1,516,353
Teijin Ltd.	133,200	1,913,656
Terumo Corp.	522,200	19,632,507
THK Co. Ltd.	84,500	1,963,648
TIS Inc.	173,700	3,732,587
TKP Corp.(a)(b)	19,900	448,705
Toagosei Co. Ltd.	122,800	1,155,642
Tobu Railway Co. Ltd.	158,600	4,419,139
Toda Corp.	249,000	1,584,952
Toei Co. Ltd.	8,200	1,085,009
Toho Bank Ltd. (The)	355,500	743,077
Toho Co. Ltd.	90,500	2,683,415
Toho Gas Co. Ltd.	60,700	2,629,396
Toho Holdings Co. Ltd.	57,800	982,923
Toho Titanium Co. Ltd.	82,300	435,903
Tohoku Electric Power Co. Inc.	345,100	3,254,182
Tokai Carbon Co. Ltd.(a)	174,500	1,506,843
Tokai Rika Co. Ltd.	67,700	839,447
Tokai Tokyo Financial Holdings Inc.	424,400	907,164
Tokio Marine Holdings Inc.	511,900	21,477,238
Tokuyama Corp.	54,000	1,251,300
Tokyo Century Corp.	40,200	2,231,855
Tokyo Dome Corp.	113,800	678,086
Tokyo Electric Power Co. Holdings Inc.(b)	1,161,400	3,075,683
Tokyo Electron Ltd.	119,400	32,523,598
Tokyo Gas Co. Ltd.	298,500	6,297,212
Tokyo Ohka Kogyo Co. Ltd.	34,100	1,780,308
Tokyo Seimitsu Co. Ltd.	44,400	1,398,392
Tokyo Steel Manufacturing Co. Ltd.	35,300	197,984
Tokyo Tatemono Co. Ltd.	143,900	1,537,946
Tokyotokeiba Co. Ltd.	20,900	815,402
Tokyu Construction Co. Ltd.	115,300	534,352
Tokyu Corp.	415,800	4,609,076
Tokyu Fudosan Holdings Corp.	481,500	1,835,283
Tokyu REIT Inc.	1,153	1,441,659
TOMONY Holdings Inc.	202,300	616,103
Tomy Co. Ltd.	119,500	891,757
Topcon Corp.	103,900	673,144
Toppan Forms Co. Ltd.	113,600	1,069,063

Security	Shares	Value

Japan (continued)
Toppan Printing Co. Ltd.	204,400	$3,060,297
Toray Industries Inc.	1,080,700	4,641,501
Toridoll Holdings Corp.	50,900	530,519
Toshiba Corp.	302,100	9,143,289
Toshiba TEC Corp.	38,900	1,488,229
Tosho Co. Ltd.	29,400	286,131
Tosoh Corp.	178,000	2,377,149
Totetsu Kogyo Co. Ltd.	38,600	917,813
TOTO Ltd.	101,000	3,773,290
Towa Pharmaceutical Co. Ltd.	42,900	766,463
Toyo Ink SC Holdings Co. Ltd.	58,700	1,054,857
Toyo Seikan Group Holdings Ltd.	125,500	1,367,408
Toyo Suisan Kaisha Ltd.	70,600	4,273,527
Toyo Tire Corp.	100,500	1,334,550
Toyobo Co. Ltd.	77,700	1,071,471
Toyoda Gosei Co. Ltd.	58,900	1,138,670
Toyota Boshoku Corp.	70,500	818,822
Toyota Industries Corp.	114,400	5,777,887
Toyota Motor Corp.	1,678,600	98,702,887
Toyota Tsusho Corp.	160,700	4,039,919
Trend Micro Inc.	101,800	5,921,404
Tri Chemical Laboratories Inc.	8,000	784,640
Trusco Nakayama Corp.	54,900	1,287,733
TS Tech Co. Ltd.	54,600	1,377,265
TSI Holdings Co. Ltd.	112,400	314,673
Tsubaki Nakashima Co. Ltd.	67,200	443,636
Tsubakimoto Chain Co.	34,300	797,403
Tsumura & Co.	64,600	1,607,515
Tsuruha Holdings Inc.	29,600	4,084,593
UACJ Corp.	39,500	655,656
Ube Industries Ltd.	61,800	1,001,262
Ulvac Inc.	43,600	1,278,351
Unicharm Corp.	320,200	14,409,454
Unipres Corp.	49,900	370,014
United Arrows Ltd.	36,100	475,961
United Urban Investment Corp.	2,422	2,357,172
Universal Entertainment Corp.(b)	28,300	495,176
Ushio Inc.	109,200	1,274,499
USS Co. Ltd.	203,300	3,020,754
UT Group Co. Ltd.(b)	30,600	617,325
UUUM Inc.(a)(b)	14,000	253,835
V Technology Co. Ltd.	8,400	265,752
Valor Holdings Co. Ltd.	40,100	868,903
Vector Inc.(a)(b)	52,700	360,870
Vision Inc./Tokyo Japan(a)(b)	46,700	259,273
Wacom Co. Ltd.	184,200	996,523
WATAMI Co. Ltd.(a)	48,000	350,932
Welcia Holdings Co. Ltd.	39,000	3,577,982
West Japan Railway Co.	129,400	5,541,693
World Co. Ltd.	42,900	502,319
Xebio Holdings Co. Ltd.	68,400	439,913
Yakult Honsha Co. Ltd.	97,200	5,525,130
Yamada Denki Co. Ltd.	621,600	2,686,761
Yamagata Bank Ltd. (The)	39,600	468,923
Yamaguchi Financial Group Inc.	162,000	951,499
Yamaha Corp.	112,900	5,178,899
Yamaha Motor Co. Ltd.	206,900	3,003,797
YA-MAN Ltd.	65,200	584,599
Yamanashi Chuo Bank Ltd. (The)	52,700	389,780
Yamato Holdings Co. Ltd.	245,600	6,260,210

SCHEDULE OF INVESTMENTS	103

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yamato Kogyo Co. Ltd.	46,500	$942,930
Yamazaki Baking Co. Ltd.	96,600	1,615,330
Yaoko Co. Ltd.	26,400	2,097,418
Yaskawa Electric Corp.	188,100	6,200,024
Yokogawa Electric Corp.	179,100	2,715,382
Yokohama Rubber Co. Ltd. (The)	86,400	1,096,650
Yoshinoya Holdings Co. Ltd.	66,300	1,128,724
Z Holdings Corp.	2,140,100	11,274,337
Zenkoku Hosho Co. Ltd.	45,500	1,575,050
Zenrin Co. Ltd.	35,700	349,470
Zensho Holdings Co. Ltd.	76,000	1,367,181
Zeon Corp.	127,800	1,220,827
Zojirushi Corp.	56,100	751,856
ZOZO Inc.	88,200	2,385,813

		3,151,580,635

Malaysia — 0.6%
AirAsia Group Bhd(b)	1,238,800	186,989
Alliance Bank Malaysia Bhd(a)	1,161,300	586,128
AMMB Holdings Bhd	1,381,700	945,031
Axiata Group Bhd	2,200,900	1,661,057
British American Tobacco Malaysia Bhd	117,300	296,017
Bursa Malaysia Bhd(a)	872,400	1,911,461
Cahya Mata Sarawak Bhd(b)	488,600	198,206
Carlsberg Brewery Malaysia Bhd	171,800	1,021,075
CIMB Group Holdings Bhd	4,138,400	3,503,975
Dialog Group Bhd	3,530,278	3,155,602
DiGi.Com Bhd	2,524,000	2,529,953
FGV Holdings Bhd	1,591,500	450,425
Fraser & Neave Holdings Bhd	138,800	1,063,915
Gamuda Bhd	1,811,800	1,521,228
Genting Bhd	1,578,200	1,425,591
Genting Malaysia Bhd	2,330,100	1,252,978
Genting Plantations Bhd	527,300	1,256,068
HAP Seng Consolidated Bhd	321,300	678,216
Hartalega Holdings Bhd	1,392,900	6,662,267
Hong Leong Bank Bhd	479,100	1,694,929
Hong Leong Financial Group Bhd	189,000	599,094
IHH Healthcare Bhd	1,969,500	2,508,325
IJM Corp. Bhd	2,609,500	984,717
Inari Amertron Bhd	2,237,700	1,118,850
IOI Corp. Bhd	1,614,300	1,743,749
Kossan Rubber Industries	635,100	2,636,264
KPJ Healthcare Bhd	4,931,500	913,025
Kuala Lumpur Kepong Bhd	356,800	1,969,132
Malayan Banking Bhd	2,918,600	5,279,637
Malaysia Airports Holdings Bhd	926,900	1,154,253
Malaysian Resources Corp. Bhd	1,943,700	256,715
Maxis Bhd(a)	1,813,800	2,267,250
MISC Bhd	975,900	1,816,003
My EG Services Bhd	2,153,500	680,587
Nestle Malaysia Bhd	42,700	1,430,047
Pavilion REIT	1,306,400	465,251
Pentamaster Corp. Bhd	624,200	943,661
Petronas Chemicals Group Bhd	2,017,500	2,940,601
Petronas Dagangan Bhd	206,900	1,049,139
Petronas Gas Bhd	532,300	2,109,113
PPB Group Bhd	705,980	3,280,143
Press Metal Aluminium Holdings Bhd	1,518,600	1,733,496
Public Bank Bhd	2,481,260	9,948,448
QL Resources Bhd	565,800	1,302,408

Security	Shares	Value

Malaysia (continued)
RHB Bank Bhd	1,098,098	$1,300,107
Sapura Energy Bhd(b)	7,774,600	174,195
Serba Dinamik Holdings Bhd	1,464,470	562,992
Sime Darby Bhd	2,229,400	1,146,248
Sime Darby Plantation Bhd	2,114,400	2,598,119
Sime Darby Property Bhd(a)	4,268,500	629,201
SP Setia Bhd Group	1,146,300	208,172
Sunway REIT(a)	2,691,400	977,537
Supermax Corp. Bhd(b)	793,192	3,460,861
Telekom Malaysia Bhd(a)	850,500	802,359
Tenaga Nasional Bhd	1,989,800	5,368,706
Top Glove Corp. Bhd	1,259,200	7,685,872
UMW Holdings Bhd	363,200	209,868
Velesto Energy Bhd(b)	6,720,976	221,919
VS Industry Bhd	1,598,000	523,873
Westports Holdings Bhd	586,700	543,804
Yinson Holdings Bhd(a)	541,300	800,460
YTL Corp. Bhd	3,865,030	711,020

		109,056,332

Mexico — 0.5%
Alfa SAB de CV, Class A	2,464,100	1,336,868
Alsea SAB de CV(b)	509,400	497,188
America Movil SAB de CV, Series L, NVS	27,612,300	17,406,997
Arca Continental SAB de CV	363,700	1,798,833
Bolsa Mexicana de Valores SAB de CV	527,000	1,066,729
Cemex SAB de CV, CPO, NVS	13,210,612	4,059,858
Coca-Cola Femsa SAB de CV	407,200	1,686,636
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(b)	680,400	373,435
Corp Inmobiliaria Vesta SAB de CV	762,800	1,142,550
Fibra Uno Administracion SA de CV	2,957,100	2,391,850
Fomento Economico Mexicano SAB de CV	1,551,200	9,545,416
Genomma Lab Internacional SAB de CV, Class B(a)(b)	677,200	717,114
Gentera SAB de CV(b)	932,300	326,423
Gruma SAB de CV, Series B, Class B	179,135	2,108,017
Grupo Aeroportuario del Centro Norte SAB de CV(b)	253,300	1,046,780
Grupo Aeroportuario del Pacifico SAB de CV, Series B, Class B	286,300	1,905,871
Grupo Aeroportuario del Sureste SAB de CV, Class B	181,575	1,809,859
Grupo Bimbo SAB de CV, Series A, Class A	1,273,400	2,300,406
Grupo Carso SAB de CV, Series A1	399,200	790,413
Grupo Cementos de Chihuahua SAB de CV	171,200	808,324
Grupo Comercial Chedraui SA de CV	331,400	390,805
Grupo Financiero Banorte SAB de CV, Class O	2,122,400	7,641,482
Grupo Financiero Inbursa SAB de CV, Class O(b)	1,854,400	1,336,151
Grupo Herdez SAB de CV(a)	377,400	579,739
Grupo Mexico SAB de CV, Series B, Class B	2,618,000	6,631,118
Grupo Televisa SAB, CPO(b)	1,910,300	2,143,406
Industrias Penoles SAB de CV	128,295	1,919,858
Infraestructura Energetica Nova SAB de CV	464,700	1,385,808
Kimberly-Clark de Mexico SAB de CV, Class A	1,308,000	2,146,601
Macquarie Mexico Real Estate Management SA de CV(c)	863,100	996,812
Megacable Holdings SAB de CV, CPO	241,600	719,618
Orbia Advance Corp. SAB de CV	892,778	1,417,695
Promotora y Operadora de Infraestructura SAB de CV(b)	229,320	1,688,280
Regional SAB de CV(b)	188,500	489,257

104	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Telesites SAB de CV(a)(b)	1,392,155	$1,043,865
Wal-Mart de Mexico SAB de CV	4,278,100	10,068,726

		93,718,788

Netherlands — 2.8%
Aalberts NV	87,562	3,125,935
ABN AMRO Bank NV, CVA(c)	289,933	2,408,149
Accell Group NV(b)	16,393	458,449
Adyen NV(b)(c)	14,677	24,592,817
Aegon NV	1,496,177	4,433,688
AerCap Holdings NV(b)	100,839	2,715,594
Akzo Nobel NV	159,426	15,032,683
Altice Europe NV(b)	521,691	2,473,767
AMG Advanced Metallurgical Group NV	31,910	567,890
Arcadis NV(a)(b)	70,933	1,455,288
ArcelorMittal SA(a)(b)	552,660	6,103,881
Argenx SE(b)	34,897	8,063,318
ASM International NV	39,022	5,904,063
ASML Holding NV	340,428	120,646,061
ASR Nederland NV	112,681	3,641,593
Basic-Fit NV(b)(c)	34,009	878,712
BE Semiconductor Industries NV	65,920	2,916,904
Boskalis Westminster(a)(b)	65,520	1,237,314
Brunel International NV(a)(b)	38,650	279,249
Corbion NV	50,190	1,934,799
COSMO Pharmaceuticals NV(a)(b)	9,184	881,349
Davide Campari-Milano NV	487,848	4,910,981
Eurocommercial Properties NV	49,279	607,199
Euronext NV(c)	45,755	5,242,802
EXOR NV	80,662	4,544,991
Flow Traders(c)	28,962	1,068,524
Fugro NV, CVA(a)(b)	73,352	293,003
Heineken Holding NV	96,301	8,352,799
Heineken NV	205,415	19,976,361
IMCD NV	42,940	4,445,995
ING Groep NV	3,086,255	21,517,431
Intertrust NV(c)	81,899	1,518,538
Just Eat Takeaway.com NV(b)(c)	41,626	4,516,679
Just Eat Takeaway.com NV(b)(c)	57,015	6,173,654
Koninklijke Ahold Delhaize NV	879,187	25,439,956
Koninklijke BAM Groep NV(b)	284,526	442,098
Koninklijke DSM NV	138,151	21,171,916
Koninklijke KPN NV	2,851,813	7,398,758
Koninklijke Philips NV(b)	729,633	37,867,896
Koninklijke Vopak NV	58,140	3,186,588
NN Group NV	237,018	8,688,487
NSI NV	48,793	1,748,241
OCI NV(a)(b)	87,603	1,036,941
Pharming Group NV(a)(b)	604,271	680,109
PostNL NV	467,459	1,139,259
Prosus NV(b)	391,502	38,008,285
QIAGEN NV(b)	186,004	9,275,280
Randstad NV	95,682	4,600,433
Rhi Magnesita NV	24,530	780,422
SBM Offshore NV	129,272	2,007,870
Shop Apotheke Europe NV(a)(b)(c)	9,655	1,452,247
Signify NV(b)(c)	92,764	2,780,728
TKH Group NV	36,021	1,415,000
TomTom NV(b)	75,100	600,771
Unilever NV	1,169,493	69,256,905
Vastned Retail NV	33,669	852,011

Security	Shares	Value

Netherlands (continued)
Wereldhave NV(a)	30,764	$266,108
Wolters Kluwer NV	215,468	17,035,320

		550,052,089

New Zealand — 0.3%
a2 Milk Co. Ltd.(b)	628,197	8,720,989
Air New Zealand Ltd.(a)	610,478	544,938
Auckland International Airport Ltd.	852,612	3,623,633
Chorus Ltd.	424,519	2,109,639
Contact Energy Ltd.	623,952	2,427,371
Fisher & Paykel Healthcare Corp. Ltd.	467,766	11,217,686
Fletcher Building Ltd.	720,841	1,623,037
Infratil Ltd.	697,283	2,243,512
Kiwi Property Group Ltd.	1,068,701	761,749
Mercury NZ Ltd.	631,261	1,963,803
Meridian Energy Ltd.	1,182,158	3,827,225
Precinct Properties New Zealand Ltd.	1,232,626	1,408,211
Pushpay Holdings Ltd.(b)	159,191	841,998
Restaurant Brands New Zealand Ltd.(b)	5,652	44,993
Ryman Healthcare Ltd.	385,874	3,418,765
SKYCITY Entertainment Group Ltd.	618,604	1,026,087
Spark New Zealand Ltd.	1,522,779	5,000,989
Summerset Group Holdings Ltd.	213,049	1,114,093
Synlait Milk Ltd.(b)	68,118	313,100
Z Energy Ltd.	369,046	693,269

		52,925,087

Norway — 0.5%
Adevinta ASA(b)	186,314	3,012,595
Aker ASA, Class A	29,931	1,261,349
Atea ASA	109,414	1,263,000
Austevoll Seafood ASA	104,712	883,475
Bakkafrost P/F(b)	38,971	2,367,316
Borregaard ASA	148,052	1,956,882
BW LPG Ltd.(c)	91,620	376,013
BW Offshore Ltd.	81,003	279,085
DNB ASA(b)	769,577	11,744,317
DNO ASA	742,003	467,488
Elkem ASA(c)	234,111	443,784
Equinor ASA	807,949	11,951,684
Europris ASA(c)	168,206	824,091
Flex LNG Ltd.(a)	43,876	243,330
Frontline Ltd./Bermuda(a)	90,613	722,600
Gjensidige Forsikring ASA(b)	168,051	3,450,295
Golden Ocean Group Ltd.	82,847	318,472
Grieg Seafood ASA	52,679	533,820
Kongsberg Gruppen ASA	88,289	1,338,117
Leroy Seafood Group ASA	243,140	1,412,962
Mowi ASA	352,736	6,364,039
NEL ASA(b)	1,143,116	2,350,106
Nordic Semiconductor ASA(b)	135,269	1,329,022
Norsk Hydro ASA(b)	1,090,317	3,050,392
Norway Royal Salmon ASA(a)	11,866	295,381
Norwegian Finans Holding ASA(b)	121,679	898,636
Ocean Yield ASA	84,552	205,819
Orkla ASA	611,957	6,032,719
Protector Forsikring ASA(a)(b)	60,472	291,741
Salmar ASA(b)	45,963	2,185,038
Sbanken ASA(b)(c)	51,893	373,814
Scatec Solar ASA(c)	83,072	1,434,729
Schibsted ASA, Class B(b)	81,366	2,681,475

SCHEDULE OF INVESTMENTS	105

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
SpareBank 1 SMN	222,644	$1,910,371
SpareBank 1 SR-Bank ASA(b)	127,966	1,012,723
Storebrand ASA(b)	353,904	1,926,448
Subsea 7 SA(b)	188,754	1,418,745
Telenor ASA	561,201	8,706,517
TGS NOPEC Geophysical Co. ASA	92,653	1,363,437
Tomra Systems ASA(b)	96,827	3,981,288
Veidekke ASA(b)	119,107	1,616,282
Wallenius Wilhelmsen ASA(b)	97,190	144,519
Yara International ASA	138,775	5,813,086

		100,237,002

Pakistan — 0.0%
Engro Corp. Ltd./Pakistan	581,512	1,091,737
Hub Power Co. Ltd. (The)(b)	568,340	275,044
Lucky Cement Ltd.	223,000	776,906
MCB Bank Ltd.	439,769	467,436
Oil & Gas Development Co. Ltd.	817,242	560,905
United Bank Ltd./Pakistan	538,100	366,901

		3,538,929

Peru — 0.1%
Cia. de Minas Buenaventura SAA, ADR	155,711	1,846,733
Credicorp Ltd.	53,492	6,802,578
Southern Copper Corp.	64,095	2,801,592

		11,450,903

Philippines — 0.2%
Aboitiz Equity Ventures Inc.	1,819,270	1,778,771
Aboitiz Power Corp.	1,174,200	612,857
Alliance Global Group Inc.(b)	3,269,600	379,227
Ayala Corp.	240,205	3,550,971
Ayala Land Inc.	6,211,630	4,209,004
Bank of the Philippine Islands	765,735	1,062,655
BDO Unibank Inc.	1,870,000	3,348,527
Bloomberry Resorts Corp.	4,836,800	620,052
DoubleDragon Properties Corp.(b)	1,108,200	360,801
Globe Telecom Inc.	26,480	1,112,134
GT Capital Holdings Inc.	83,008	741,505
International Container Terminal Services Inc.	936,300	1,838,535
JG Summit Holdings Inc.	2,480,402	3,151,984
Jollibee Foods Corp.	423,570	1,163,559
Manila Electric Co.	144,690	780,214
Manila Water Co. Inc.	1,814,500	472,603
Megaworld Corp.	8,590,500	524,408
Metro Pacific Investments Corp.	14,552,300	923,880
Metropolitan Bank & Trust Co.	1,508,577	1,051,375
PLDT Inc.	72,480	1,976,298
SM Investments Corp.	221,415	4,009,835
SM Prime Holdings Inc.	8,631,600	5,269,168
Universal Robina Corp.	753,780	1,877,395

		40,815,758

Poland — 0.2%
Alior Bank SA(a)(b)	82,673	323,124
Asseco Poland SA	68,563	1,175,896
Bank Millennium SA(b)	608,619	463,194
Bank Polska Kasa Opieki SA(b)	133,250	1,806,114
CCC SA	29,164	433,437
CD Projekt SA(b)	59,198	6,377,231
Cyfrowy Polsat SA	238,971	1,782,845
Dino Polska SA(b)(c)	42,880	2,387,808
Enea SA(b)	179,458	342,887

Security	Shares	Value

Poland (continued)
Eurocash SA(b)	64,855	$273,209
Grupa Azoty SA(b)	39,727	303,410
Grupa Lotos SA	78,060	1,015,586
KGHM Polska Miedz SA(b)	117,755	3,977,602
KRUK SA	13,939	480,739
LPP SA(b)	949	1,754,747
mBank SA(b)	12,321	618,749
Orange Polska SA(b)	539,640	1,017,343
PGE Polska Grupa Energetyczna SA(b)	687,253	1,219,565
PLAY Communications SA(c)	111,318	965,920
Polski Koncern Naftowy ORLEN SA	250,429	3,575,592
Polskie Gornictwo Naftowe i Gazownictwo SA	1,432,088	1,964,125
Powszechna Kasa Oszczednosci Bank Polski SA(b)	690,174	4,022,694
Powszechny Zaklad Ubezpieczen SA	511,633	3,704,614
Santander Bank Polska SA(b)	25,811	1,040,284
Tauron Polska Energia SA(a)(b)	945,320	658,138

		41,684,853

Portugal — 0.1%
Altri SGPS SA	68,217	338,316
Banco Comercial Portugues SA, Class R(b)	6,953,225	807,419
CTT-Correios de Portugal SA(b)	148,243	398,801
EDP - Energias de Portugal SA	2,088,146	10,580,661
Galp Energia SGPS SA	424,714	4,469,796
Jeronimo Martins SGPS SA	195,569	3,305,866
Navigator Co. SA (The)(a)	171,262	428,122
NOS SGPS SA	264,442	1,172,010
REN - Redes Energeticas Nacionais SGPS SA	347,393	1,006,441
Sonae SGPS SA	1,452,188	1,020,024

		23,527,456

Qatar — 0.2%
Barwa Real Estate Co.	2,052,554	1,773,259
Commercial Bank PSQC (The)	2,098,159	2,365,333
Doha Bank QPSC(b)	1,108,283	716,973
Industries Qatar QSC	1,626,341	3,471,540
Masraf Al Rayan QSC	3,525,712	3,789,888
Mesaieed Petrochemical Holding Co.	3,478,300	1,979,597
Ooredoo QPSC	708,675	1,296,062
Qatar Aluminum Manufacturing Co.	3,136,488	723,443
Qatar Electricity & Water Co. QSC	575,997	2,657,117
Qatar Fuel QSC	159,780	702,186
Qatar Insurance Co. SAQ	1,549,627	851,058
Qatar Islamic Bank SAQ	1,027,834	4,517,027
Qatar National Bank QPSC	3,793,812	18,640,266
Qatar Navigation QSC	359,324	574,761
United Development Co. QSC	1,404,772	447,870
Vodafone Qatar QSC	2,470,942	846,467

		45,352,847

Russia — 0.8%
Aeroflot PJSC(b)	638,460	710,103
Alrosa PJSC	1,712,030	1,575,863
Detsky Mir PJSC(c)	560,760	883,313
Gazprom PJSC	3,271,690	8,024,430
Gazprom PJSC, ADR	3,197,377	15,500,884
Inter RAO UES PJSC	32,964,000	2,564,496
LSR Group PJSC, GDR(f)	904,873	1,719,259
LUKOIL PJSC	331,941	22,735,470
Magnit PJSC, GDR(f)	284,163	4,214,137
Magnitogorsk Iron & Steel Works PJSC	1,517,500	817,104
MMC Norilsk Nickel PJSC	52,746	13,964,674

106	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Mobile TeleSystems PJSC, ADR	392,053	$3,473,590
Moscow Exchange MICEX-RTS PJSC	1,058,550	1,897,367
Novatek PJSC, GDR(f)	74,485	10,919,501
Novolipetsk Steel PJSC	634,920	1,244,473
PhosAgro PJSC, GDR(f)	128,087	1,513,988
Polymetal International PLC	188,252	4,709,566
Polyus PJSC	25,853	5,907,391
Rosneft Oil Co. PJSC	814,140	3,910,944
Rostelecom PJSC	606,660	734,736
Sberbank of Russia PJSC	8,409,820	25,058,629
Severstal PAO	106,053	1,299,002
Sistema PJSFC, GDR(f)	232,984	1,216,176
Surgutneftegas PJSC	5,668,900	2,837,792
Tatneft PJSC	1,167,194	8,662,832
TMK PJSC, GDR(b)(f)	158,194	476,164
Unipro PJSC	9,755,000	372,126
VTB Bank PJSC	1,884,970,000	978,394
X5 Retail Group NV, GDR(f)	101,054	3,785,482

		151,707,886

Saudi Arabia — 0.7%
Abdullah Al Othaim Markets Co.	46,586	1,470,718
Advanced Petrochemical Co.	106,382	1,460,824
Al Rajhi Bank	1,028,186	16,147,652
Aldrees Petroleum and Transport Services Co.	49,750	779,997
Alinma Bank(b)	807,490	3,156,411
Almarai Co. JSC	188,025	2,687,217
Arab National Bank	395,065	2,043,585
Arriyadh Development Co.	170,506	691,953
Bank AlBilad	333,603	2,092,135
Bank Al-Jazira	391,743	1,251,355
Banque Saudi Fransi	454,782	3,656,057
Bupa Arabia for Cooperative Insurance Co.	37,385	1,190,211
City Cement Co.(b)	187,196	849,530
Co for Cooperative Insurance (The)(b)	58,566	1,272,699
Dar Al Arkan Real Estate Development Co.(b)	565,629	1,094,941
Emaar Economic City(b)	393,925	745,752
Etihad Etisalat Co.(b)	323,287	2,357,588
Jarir Marketing Co.	45,699	1,842,387
Leejam Sports Co. JSC	31,709	489,535
Mobile Telecommunications Co.(b)	299,815	904,945
Mouwasat Medical Services Co.	50,504	1,467,826
National Commercial Bank	1,117,679	10,817,979
National Gas & Industrialization Co.	100,384	768,190
National Industrialization Co.(b)	357,448	983,592
Rabigh Refining & Petrochemical Co.(b)	221,652	754,127
Riyad Bank	1,071,656	4,840,511
Sahara International Petrochemical Co.	343,917	1,335,173
Samba Financial Group	837,148	5,758,964
Saudi Airlines Catering Co.	65,658	1,440,821
Saudi Arabian Fertilizer Co.	152,253	3,166,525
Saudi Arabian Mining Co.(b)	344,753	3,323,064
Saudi Arabian Oil Co.(c)	833,231	7,331,651
Saudi Basic Industries Corp.	701,873	16,637,295
Saudi British Bank (The)	536,162	3,465,381
Saudi Cement Co.	71,369	1,065,663
Saudi Chemical Co. Holding(b)	106,111	707,331
Saudi Electricity Co.	715,642	2,992,019
Saudi Ground Services Co.	113,919	886,955
Saudi Industrial Investment Group	214,571	1,045,850
Saudi Kayan Petrochemical Co.(b)	633,173	1,372,573

Security	Shares	Value

Saudi Arabia (continued)
Saudi Public Transport Co.(b)	154,412	$638,168
Saudi Research & Marketing Group(b)	32,152	503,232
Saudi Telecom Co.	465,263	12,058,331
Saudia Dairy & Foodstuff Co.	20,528	974,292
Savola Group (The)	217,263	2,693,774
Southern Province Cement Co.	61,793	1,062,726
United Electronics Co.	44,048	669,458
United International Transportation Co.	84,226	724,266
Yamama Cement Co.	133,851	843,707
Yanbu Cement Co.	104,847	858,256
Yanbu National Petrochemical Co.	181,394	2,505,389

		139,878,581

Singapore — 0.8%
ARA LOGOS Logistics Trust	3,826,362	1,841,609
Ascendas REIT	2,354,874	6,079,088
Ascott Residence Trust(a)	1,592,672	1,039,482
Best World International Ltd.(a)(e)	171,200	94,035
BOC Aviation Ltd.(c)	239,200	1,382,695
CapitaLand Commercial Trust	1,839,357	2,159,531
CapitaLand Ltd.	2,045,000	4,115,948
CapitaLand Mall Trust(a)	1,773,800	2,444,747
CapitaLand Retail China Trust	1,469,773	1,318,326
CDL Hospitality Trusts	1,619,300	1,145,425
City Developments Ltd.	257,000	1,533,042
ComfortDelGro Corp. Ltd.	1,671,700	1,657,925
DBS Group Holdings Ltd.	1,412,200	20,359,654
ESR-REIT	4,146,162	1,179,175
First REIT	1,574,300	637,159
First Resources Ltd.	847,700	846,896
Frasers Centrepoint Trust(a)	775,622	1,346,154
Frasers Hospitality Trust(a)	1,068,900	335,176
Frasers Logistics & Commercial Trust(a)	4,078,613	4,015,261
Genting Singapore Ltd.	5,056,600	2,710,276
Golden Agri-Resources Ltd.	5,667,200	648,837
Hutchison Port Holdings Trust, Class U	5,278,600	570,089
Jardine Cycle & Carriage Ltd.	79,322	1,156,888
Kenon Holdings Ltd./Singapore	23,974	489,380
Keppel Corp. Ltd.(a)	1,093,900	4,307,635
Keppel DC REIT	1,193,363	2,593,321
Keppel Infrastructure Trust	6,593,435	2,620,449
Keppel REIT	1,386,960	1,112,562
Lippo Malls Indonesia Retail Trust(a)	3,474,600	296,455
Manulife US Real Estate Investment Trust	1,705,018	1,312,864
Mapletree Commercial Trust	1,640,393	2,201,067
Mapletree Industrial Trust(a)	1,179,900	2,804,984
Mapletree Logistics Trust	2,279,790	3,541,131
NetLink NBN Trust(a)	3,838,100	2,686,922
OUE Commercial Real Estate Investment Trust	3,355,480	929,835
Oversea-Chinese Banking Corp. Ltd.	2,526,550	15,771,361
Parkway Life REIT	843,800	2,190,570
Raffles Medical Group Ltd.	1,202,700	767,420
Sabana Shari’ah Compliant Industrial REIT	4,571,788	1,266,885
SATS Ltd.(a)	524,000	1,047,006
Sembcorp Industries Ltd.(a)	726,400	916,409
Sembcorp Marine Ltd.(a)(b)	810,100	224,486
Sheng Siong Group Ltd.	825,600	1,023,496
SIA Engineering Co. Ltd.(a)	276,200	356,504
Singapore Airlines Ltd.	1,015,400	2,532,391
Singapore Exchange Ltd.	417,400	2,486,807
Singapore Post Ltd.	1,608,900	833,019

SCHEDULE OF INVESTMENTS	107

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Singapore Technologies Engineering Ltd.	1,254,400	$2,991,240
Singapore Telecommunications Ltd.	6,383,200	11,544,036
SPH REIT(a)	324,300	195,105
Starhill Global REIT	2,538,800	860,893
StarHub Ltd.	605,700	538,871
Suntec REIT	1,232,200	1,204,075
United Overseas Bank Ltd.	939,000	13,277,335
UOL Group Ltd.	300,600	1,451,157
Venture Corp. Ltd.	224,100	2,925,246
Wilmar International Ltd.	1,459,300	4,916,478
Wing Tai Holdings Ltd.	872,000	1,087,377
Yangzijiang Shipbuilding Holdings Ltd.	2,058,400	1,373,468
Yanlord Land Group Ltd.	1,067,600	949,808
Yoma Strategic Holdings Ltd.(a)(b)	1,584,100	340,778

		156,586,244

South Africa — 1.0%
Absa Group Ltd.	586,945	2,732,614
Adcock Ingram Holdings Ltd.	107,388	275,963
AECI Ltd.	140,840	718,726
African Rainbow Minerals Ltd.	146,288	1,667,788
Anglo American Platinum Ltd.	45,572	3,490,060
AngloGold Ashanti Ltd.	341,134	11,112,810
Aspen Pharmacare Holdings Ltd.(b)	327,560	2,547,577
AVI Ltd.	298,526	1,238,194
Barloworld Ltd.	183,859	714,868
Bid Corp. Ltd.	290,833	4,794,059
Bidvest Group Ltd. (The)	224,373	1,738,195
Capitec Bank Holdings Ltd.(a)	36,960	1,918,936
Clicks Group Ltd.	213,054	2,855,984
Coronation Fund Managers Ltd.	176,749	407,912
Dis-Chem Pharmacies Ltd.(c)	284,089	288,447
Discovery Ltd.	333,973	2,173,632
Exxaro Resources Ltd.	221,796	1,749,881
FirstRand Ltd.	3,995,381	9,108,167
Foschini Group Ltd. (The)(a)	200,177	818,400
Gold Fields Ltd.	703,072	9,188,087
Growthpoint Properties Ltd.	2,408,142	1,879,422
Harmony Gold Mining Co. Ltd.(b)	404,006	2,609,268
Impala Platinum Holdings Ltd.	662,182	5,867,138
Imperial Logistics Ltd.	107,522	211,776
Investec Ltd.	257,283	502,215
JSE Ltd.	120,386	820,071
Kumba Iron Ore Ltd.	54,852	1,771,627
Liberty Holdings Ltd.	96,551	389,804
Life Healthcare Group Holdings Ltd.	1,129,267	1,151,897
Massmart Holdings Ltd.(a)(b)	91,307	104,826
Momentum Metropolitan Holdings	854,517	829,991
Motus Holdings Ltd.(b)	174,070	290,308
Mr. Price Group Ltd.	197,599	1,470,091
MTN Group Ltd.	1,380,763	4,795,321
MultiChoice Group Ltd.(b)	368,685	2,285,235
Naspers Ltd., Class N	356,235	65,842,207
Nedbank Group Ltd.	288,706	1,779,835
NEPI Rockcastle PLC	313,564	1,638,644
Netcare Ltd.	1,028,096	821,088
Ninety One Ltd.(b)	128,898	370,902
Northam Platinum Ltd.(b)	315,230	2,481,114
Oceana Group Ltd.	81,738	345,600
Old Mutual Ltd.	3,781,039	2,546,782
Pick n Pay Stores Ltd.	304,474	805,315

Security	Shares	Value

South Africa (continued)
PSG Group Ltd.	136,423	$1,236,069
Rand Merchant Investment Holdings Ltd.	717,272	1,339,877
Redefine Properties Ltd.	4,518,892	843,872
Reinet Investments SCA	126,287	2,402,151
Remgro Ltd.	448,486	2,434,328
Resilient REIT Ltd.	268,575	692,069
Reunert Ltd.	226,237	420,755
Sanlam Ltd.	1,513,670	5,405,345
Sappi Ltd.(b)	498,007	716,504
Sasol Ltd.(b)	453,264	3,626,378
Shoprite Holdings Ltd.	397,952	2,443,740
Sibanye Stillwater Ltd.(b)	1,857,207	5,256,838
SPAR Group Ltd. (The)	155,508	1,506,794
Standard Bank Group Ltd.	1,034,134	6,595,745
Steinhoff International Holdings NV(a)(b)	2,985,459	175,319
Super Group Ltd./South Africa(b)	428,830	478,471
Telkom SA SOC Ltd.	260,703	443,212
Tiger Brands Ltd.	125,223	1,296,664
Truworths International Ltd.(a)	403,019	772,253
Vodacom Group Ltd.	524,895	3,958,732
Vukile Property Fund Ltd.	594,175	205,168
Wilson Bayly Holmes-Ovcon Ltd.	62,512	410,414
Woolworths Holdings Ltd.	747,164	1,392,205

		205,203,680

South Korea — 3.3%
ABLBio Inc.(b)	25,072	673,413
Aekyung Industrial Co. Ltd.	11,528	219,162
AfreecaTV Co. Ltd.	9,441	498,438
Alteogen Inc.(b)	20,240	3,231,197
Amicogen Inc.(b)	20,713	651,084
Amorepacific Corp.	26,342	3,670,280
AMOREPACIFIC Group	24,917	1,114,719
Asiana Airlines Inc.(b)	138,974	475,922
BGF retail Co. Ltd.	7,347	767,754
BH Co. Ltd.(b)	25,292	495,693
Binggrae Co. Ltd.	13,856	708,268
BNK Financial Group Inc.	210,257	907,102
Bukwang Pharmaceutical Co. Ltd.	34,371	1,067,422
Cafe24 Corp.(b)	9,130	400,788
Celltrion Healthcare Co. Ltd.(b)	55,186	4,377,268
Celltrion Inc.(b)	76,508	19,040,307
Celltrion Pharm Inc.(b)	15,092	1,490,959
Chabiotech Co. Ltd.(b)	38,067	639,030
Cheil Worldwide Inc.	70,958	1,143,523
CJ CGV Co. Ltd.(b)	39,050	645,698
CJ CheilJedang Corp.	6,376	2,065,751
CJ Corp.	11,586	801,315
CJ ENM Co. Ltd.	9,162	885,132
CJ Logistics Corp.(b)	7,216	926,681
CMG Pharmaceutical Co. Ltd.(b)	152,212	556,390
Com2uSCorp.(a)	11,045	1,118,035
Cosmax Inc.	8,453	658,417
Coway Co. Ltd.	42,434	2,731,818
CrystalGenomics Inc.(b)	42,671	505,003
Daea TI Co. Ltd.	62,970	373,148
Daelim Industrial Co. Ltd.	23,349	1,640,349
Daesang Corp.	24,640	527,380
Daewoo Engineering & Construction Co. Ltd.(b)	142,515	417,473
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(b)	35,623	707,138

108	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Daewoong Pharmaceutical Co. Ltd.	5,787	$534,304
DB HiTek Co. Ltd.	41,595	1,190,523
DB Insurance Co. Ltd.	41,131	1,626,045
Dentium Co. Ltd.(b)	10,223	351,807
DGB Financial Group Inc.	137,855	595,898
Dong-A Socio Holdings Co. Ltd.	9,125	762,842
Dong-A ST Co. Ltd.	9,819	763,993
Dongjin Semichem Co. Ltd.	36,265	961,872
Dongkuk Steel Mill Co. Ltd.(b)	67,081	342,330
Dongsung Pharmaceutical Co. Ltd.(b)	20,277	222,104
Dongwon Industries Co. Ltd.	1,577	248,847
Doosan Bobcat Inc.	39,001	882,220
Doosan Infracore Co. Ltd.(a)(b)	145,529	868,483
DoubleUGames Co. Ltd.	9,005	574,433
Douzone Bizon Co. Ltd.	17,130	1,502,505
Ecopro BM Co. Ltd.(a)	8,816	1,037,438
Ecopro Co. Ltd.	22,423	683,192
E-MART Inc.	16,625	1,590,776
Enzychem Lifesciences Corp.(b)	9,717	1,168,748
Eo Technics Co Ltd.	12,722	1,183,144
F&F Co. Ltd.	5,832	399,439
Feelux Co. Ltd.(b)	74,071	268,580
Fila Holdings Corp.	42,359	1,187,503
GemVax & Kael Co. Ltd.(b)	39,921	774,026
Genexine Co. Ltd.(b)	16,790	1,736,216
Grand Korea Leisure Co. Ltd.	49,726	532,153
Green Cross Cell Corp.	9,012	319,210
Green Cross Corp./South Korea	7,959	1,516,445
Green Cross Holdings Corp.	44,170	980,608
GS Engineering & Construction Corp.	49,326	1,115,776
GS Holdings Corp.	37,630	1,105,464
GS Retail Co. Ltd.	26,176	754,697
G-treeBNT Co. Ltd.(a)(b)	24,057	589,613
Halla Holdings Corp.	14,867	363,751
Hana Financial Group Inc.	234,846	5,814,971
Hana Tour Service Inc.	15,084	477,943
Hanall Biopharma Co. Ltd.(b)	29,238	708,004
Handsome Co. Ltd.	23,159	588,986
Hanjin Transportation Co. Ltd.	8,206	353,339
Hankook Tire & Technology Co. Ltd.	65,061	1,422,561
Hanmi Pharm Co. Ltd.	5,158	1,140,787
Hanon Systems	167,634	1,401,406
Hanssem Co. Ltd.	9,677	828,482
Hanwha Aerospace Co. Ltd.(b)	35,487	723,799
Hanwha Corp.	43,514	927,695
Hanwha Life Insurance Co. Ltd.	337,054	414,457
Hanwha Solutions Corp.	94,508	2,022,792
HDC Hyundai Development Co-Engineering & Construction, Class E	42,445	773,088
Helixmith Co. Ltd.(a)(b)	20,870	947,681
HLB Inc.(a)(b)	36,896	2,588,976
HLB Life Science Co. Ltd.(b)	38,530	540,080
HMM Co. Ltd.(b)	294,457	1,453,254
Hotel Shilla Co. Ltd.	26,052	1,537,230
Huchems Fine Chemical Corp.	25,150	351,475
Hugel Inc.(b)	6,576	866,019
Hyosung Advanced Materials Corp.(b)	3,501	387,890
Hyosung Chemical Corp.	3,084	276,975
Hyosung Corp.	8,476	485,908
Hyosung TNC Co. Ltd.	2,710	258,171

Security	Shares	Value

South Korea (continued)
Hyundai Bioscience Co. Ltd.(b)	37,155	$386,706
Hyundai Department Store Co. Ltd.	13,763	689,652
Hyundai Elevator Co. Ltd.	22,484	873,770
Hyundai Engineering & Construction Co. Ltd.	65,205	1,877,230
Hyundai Glovis Co. Ltd.	14,548	1,361,509
Hyundai Greenfood Co. Ltd.	107,356	710,961
Hyundai Heavy Industries Holdings Co. Ltd.	7,371	1,463,187
Hyundai Home Shopping Network Corp.	10,728	545,675
Hyundai Marine & Fire Insurance Co. Ltd.	55,803	1,091,329
Hyundai Mipo Dockyard Co. Ltd.	22,613	592,182
Hyundai Mobis Co. Ltd.	56,560	9,755,817
Hyundai Motor Co.	121,986	12,952,182
Hyundai Rotem Co. Ltd.(b)	34,901	528,759
Hyundai Steel Co.	67,218	1,399,200
Hyundai Wia Corp.	14,072	448,830
Iljin Materials Co. Ltd.	19,781	841,780
Industrial Bank of Korea	181,293	1,234,083
iNtRON Biotechnology Inc.(b)	32,770	393,328
JB Financial Group Co. Ltd.	252,796	976,046
JW Pharmaceutical Corp.	27,030	813,350
JYP Entertainment Corp.	24,817	621,779
Kakao Corp.	46,057	13,278,982
Kangwon Land Inc.	94,412	1,810,739
KB Financial Group Inc.	324,915	9,613,273
KCC Corp.	4,535	511,967
KEPCO Plant Service & Engineering Co. Ltd.	17,866	441,626
Kia Motors Corp.	224,134	7,600,314
KIWOOM Securities Co. Ltd.	14,638	1,179,493
KMW Co. Ltd.(a)(b)	23,362	1,392,229
Koh Young Technology Inc.(a)	9,406	771,333
Kolmar Korea Co. Ltd.(a)	18,610	730,248
Kolmar Korea Holdings Co. Ltd.	20,564	500,551
Kolon Industries Inc.	14,857	420,246
Komipharm International Co. Ltd.(b)	44,312	606,249
Korea Aerospace Industries Ltd.	60,418	1,214,547
Korea Electric Power Corp.(b)	209,234	3,354,347
Korea Gas Corp.	24,023	511,149
Korea Investment Holdings Co. Ltd.	33,572	1,372,299
Korea Shipbuilding & Offshore Engineering Co. Ltd.(b)	32,872	2,461,123
Korea Zinc Co. Ltd.	6,289	2,185,367
Korean Air Lines Co. Ltd.(b)	67,292	982,777
Korean Reinsurance Co.	116,514	697,285
KT Skylife Co. Ltd.	44,754	316,666
KT&G Corp.	99,281	6,741,508
Kuk-Il Paper Manufacturing Co. Ltd.(a)(b)	88,159	404,019
Kumho Petrochemical Co. Ltd.	16,225	1,152,119
Kumho Tire Co. Inc.(b)	96,013	232,900
L&F Co. Ltd.	14,222	483,457
LegoChem Biosciences Inc.(b)	15,302	739,798
LF Corp.	48,329	484,750
LG Chem Ltd.	38,394	18,304,341
LG Corp.	78,521	4,877,081
LG Display Co. Ltd.(b)	191,583	2,026,142
LG Electronics Inc.	86,593	5,138,598
LG Hausys Ltd.	8,560	449,770
LG Household & Health Care Ltd.	7,569	8,710,004
LG Innotek Co. Ltd.	12,233	1,653,108
LG International Corp.	34,375	435,674
LG Uplus Corp.	138,279	1,328,936

SCHEDULE OF INVESTMENTS	109

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
LIG Nex1 Co. Ltd.	13,342	$376,833
Lotte Chemical Corp.	13,227	1,870,698
Lotte Chilsung Beverage Co. Ltd.	3,810	322,990
Lotte Confectionery Co. Ltd.	3,312	305,792
Lotte Corp.	26,357	685,804
LOTTE Fine Chemical Co. Ltd.	19,698	723,340
Lotte Food Co. Ltd.	659	182,257
Lotte Shopping Co. Ltd.	8,803	575,586
LS Corp.	19,016	669,566
LS Electric Co. Ltd.	16,516	743,040
Mando Corp.	34,208	791,028
Medipost Co. Ltd.(b)	23,148	541,104
Medy-Tox Inc.	3,740	542,134
Meritz Fire & Marine Insurance Co. Ltd.	68,120	708,988
Meritz Securities Co. Ltd.(a)	243,466	629,407
Mezzion Pharma Co. Ltd.(b)	6,490	925,509
Mirae Asset Daewoo Co. Ltd.	319,623	2,116,691
Naturecell Co. Ltd.(b)	57,655	458,762
NAVER Corp.	100,742	25,451,857
NCSoft Corp.	13,336	9,077,972
NEPES Corp.	17,987	517,085
Netmarble Corp.(b)(c)	18,177	1,952,876
Nexen Tire Corp.	40,745	178,520
NH Investment & Securities Co. Ltd., Class C	143,876	1,060,292
NHN Corp.(b)	12,403	857,820
NHN KCP Corp.	16,308	851,400
NongShim Co. Ltd.	4,109	1,272,638
OCI Co. Ltd.(b)	15,268	718,931
Orion Corp.	19,945	2,243,268
Oscotec Inc.(b)	31,071	679,368
Osstem Implant Co. Ltd.(b)	12,692	391,498
Pan Ocean Co. Ltd.(b)	203,760	601,155
Paradise Co. Ltd.(a)	47,387	521,042
Pearl Abyss Corp.(b)	7,104	1,123,975
Pharmicell Co. Ltd.(b)	48,786	927,483
PI Advanced Materials Co. Ltd.	16,563	472,673
Poongsan Corp.	19,658	400,123
POSCO	61,971	10,064,956
POSCO Chemical Co. Ltd.(a)	21,698	1,376,841
Posco International Corp.	40,792	474,206
RFHIC Corp.	12,281	374,182
S-1 Corp.	14,382	1,092,472
Sam Chun Dang Pharm Co. Ltd.	13,391	541,192
Samsung Biologics Co. Ltd.(b)(c)	13,745	8,456,509
Samsung C&T Corp.	70,144	6,240,779
Samsung Card Co. Ltd.	20,995	498,706
Samsung Electro-Mechanics Co. Ltd.	47,695	5,624,599
Samsung Electronics Co. Ltd.	3,824,136	185,846,462
Samsung Engineering Co. Ltd.(b)	126,829	1,266,800
Samsung Fire & Marine Insurance Co. Ltd.	25,578	3,681,910
Samsung Heavy Industries Co. Ltd.(b)	349,583	1,678,374
Samsung Life Insurance Co. Ltd.	56,313	2,247,510
Samsung SDI Co. Ltd.	44,855	14,965,471
Samsung SDS Co. Ltd.	29,327	4,098,494
Samsung Securities Co. Ltd.	51,939	1,262,073
Samwha Capacitor Co. Ltd.	9,271	471,565
Sangsangin Co. Ltd.	46,264	217,845
Seah Besteel Corp.	19,398	178,284
Seegene Inc.	16,339	3,571,156
Seojin System Co. Ltd.	18,166	576,360

Security	Shares	Value

South Korea (continued)
Seoul Semiconductor Co. Ltd.	50,163	$747,350
SFA Engineering Corp.	26,760	790,626
Shinhan Financial Group Co. Ltd.	379,084	9,577,328
Shinsegae Inc.	6,880	1,206,916
Shinsegae International Inc.	2,286	283,975
SillaJen Inc.(a)(b)(e)	58,324	562,728
SK Chemicals Co. Ltd.	8,421	1,901,334
SK Discovery Co. Ltd.	18,281	742,656
SK Holdings Co. Ltd.	28,452	5,289,674
SK Hynix Inc.	437,829	30,428,270
SK Innovation Co. Ltd.	46,368	4,942,703
SK Materials Co. Ltd.	4,662	959,087
SK Networks Co. Ltd.	119,239	509,423
SK Telecom Co. Ltd.	14,916	2,760,599
SKC Co. Ltd.	25,215	1,479,376
SM Entertainment Co. Ltd.(b)	24,707	648,056
S-Oil Corp.	36,491	1,868,349
Soulbrain Holdings Co. Ltd.(e)	8,620	693,854
STCUBE(a)(b)	27,884	231,001
Telcon RF Pharmaceutical Inc.(b)	71,769	331,918
Tongyang Life Insurance Co. Ltd.	73,994	185,699
Webzen Inc.(b)	18,909	527,719
Woori Financial Group Inc.	394,920	2,817,542
YG Entertainment Inc.(b)	15,381	525,438
Youngone Corp.	19,164	388,459
Youngone Holdings Co. Ltd.	16,639	485,316
Yuhan Corp.	40,046	1,926,000
Yungjin Pharmaceutical Co. Ltd.(b)	198,535	1,088,160
Yuyang DNU Co. Ltd.(b)(e)	98,774	91,031

		648,098,219

Spain — 1.5%
Acciona SA	16,073	1,782,793
Acerinox SA(b)	141,530	1,210,677
ACS Actividades de Construccion y Servicios SA	218,197	5,044,251
Aena SME SA(b)(c)	52,012	6,783,912
Almirall SA(b)	62,927	700,581
Amadeus IT Group SA	345,996	17,331,181
Applus Services SA(b)	144,220	1,118,743
Atresmedia Corp. de Medios de Comunicacion SA	87,206	238,210
Banco Bilbao Vizcaya Argentaria SA	5,253,450	16,381,583
Banco de Sabadell SA	4,278,801	1,462,248
Banco Santander SA(b)	13,085,706	27,985,999
Bankia SA	930,516	1,178,459
Bankinter SA	493,277	2,556,021
Befesa SA(c)	28,242	1,143,819
CaixaBank SA	2,868,486	6,173,412
Cellnex Telecom SA(c)	218,591	13,756,510
Cia. de Distribucion Integral Logista Holdings SA	40,342	750,867
Cie. Automotive SA	67,056	1,069,672
Construcciones y Auxiliar de Ferrocarriles SA	26,974	929,790
Corp Financiera Alba SA	43,605	1,786,655
Ebro Foods SA	59,550	1,337,940
Enagas SA	107,612	2,719,358
Ence Energia y Celulosa SA(a)	107,826	325,773
Endesa SA	250,371	7,117,371
Euskaltel SA(c)	128,688	1,211,301
Faes Farma SA	419,974	1,772,931
Ferrovial SA	402,360	9,867,899
Fluidra SA(b)	42,310	702,443
Fomento de Construcciones y Contratas SA	104,942	907,126

110	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Gestamp Automocion SA(a)(c)	153,055	$369,215
Global Dominion Access SA(c)	200,742	662,283
Grifols SA	239,176	6,985,793
Grupo Catalana Occidente SA	54,105	1,279,583
Iberdrola SA	4,681,412	60,450,602
Iberdrola SA, New	105,930	1,367,867
Indra Sistemas SA(a)(b)	137,138	1,032,995
Industria de Diseno Textil SA	859,693	22,893,538
Inmobiliaria Colonial Socimi SA	217,062	1,854,483
Lar Espana Real Estate Socimi SA	73,133	384,835
Liberbank SA(a)(b)	2,090,771	401,507
Mapfre SA	583,702	1,053,287
Masmovil Ibercom SA(b)	65,335	1,752,226
Mediaset Espana Comunicacion SA(a)(b)	142,281	467,727
Melia Hotels International SA(b)	86,203	320,484
Merlin Properties Socimi SA	301,917	2,495,548
Naturgy Energy Group SA	205,513	3,825,121
Neinor Homes SA(b)(c)	57,545	691,357
Pharma Mar SA(a)	13,559	1,427,785
Prosegur Cia. de Seguridad SA	262,193	691,396
Red Electrica Corp. SA	291,862	5,701,495
Repsol SA	1,163,399	9,052,233
Sacyr SA	318,923	720,311
Siemens Gamesa Renewable Energy SA	202,014	4,747,771
Solaria Energia y Medio Ambiente SA(b)	76,672	1,163,227
Talgo SA(b)(c)	146,093	677,199
Tecnicas Reunidas SA(b)	32,452	405,618
Telefonica SA	3,892,934	16,332,843
Unicaja Banco SA(b)(c)	620,649	345,235
Viscofan SA	32,032	2,357,895
Zardoya Otis SA	219,596	1,459,358

		288,718,342

Sweden — 2.3%
AAK AB(b)	141,193	2,499,634
AddTech AB	35,851	1,675,298
AF Poyry AB(b)	91,082	2,333,313
Alfa Laval AB(a)(b)	256,776	6,081,726
Alimak Group AB(c)	25,811	322,344
Arjo AB, Class B	252,834	1,567,210
Assa Abloy AB, Class B	807,701	17,703,200
Atlas Copco AB, Class A	531,081	23,499,132
Atlas Copco AB, Class B	315,055	12,178,545
Attendo AB(b)(c)	84,529	440,822
Avanza Bank Holding AB	110,307	2,144,590
Axfood AB	82,510	1,864,601
Beijer Ref AB	52,207	2,044,348
Betsson AB	120,522	906,953
Bilia AB, Class A(b)	69,042	675,106
BillerudKorsnas AB	145,173	2,325,205
BioGaia AB, Class B	13,178	845,483
Biotage AB(b)	55,956	1,019,424
Boliden AB	199,501	5,427,900
Bonava AB, Class B	99,295	667,724
Bravida Holding AB(b)(c)	174,861	1,917,803
Bure Equity AB	49,031	1,342,416
Castellum AB	196,871	4,226,086
Cellavision AB(b)	14,132	466,436
Clas Ohlson AB, Class B	47,272	534,678
Cloetta AB, Class B(b)	169,948	468,409
Dios Fastigheter AB	93,596	635,288

Security	Shares	Value

Sweden (continued)
Dometic Group AB(b)(c)	248,019	$2,415,533
Dustin Group AB(c)	63,817	387,546
Electrolux AB, Series B	184,184	3,455,576
Electrolux Professional AB, Class B(b)	211,740	829,384
Elekta AB, Class B	282,605	2,897,170
Embracer Group AB(b)	155,403	2,505,052
Epiroc AB, Class A	544,051	7,609,540
Epiroc AB, Class B	332,457	4,530,247
EQT AB	190,594	4,468,435
Essity AB, Class B(b)	483,531	15,953,739
Evolution Gaming Group AB(c)	106,222	7,269,397
Fabege AB	217,543	2,780,257
Fastighets AB Balder, Class B(b)	82,228	3,395,780
Fingerprint Cards AB, Class B(b)	308,747	570,606
Fortnox AB(b)	48,372	1,430,036
Getinge AB, Class B	186,539	4,475,767
Granges AB(a)(b)	58,006	467,354
Hennes & Mauritz AB, Class B(a)	644,328	10,010,574
Hexagon AB, Class B(b)	221,462	14,406,256
Hexpol AB(b)	223,235	1,485,859
Holmen AB, Class B(b)	81,468	2,793,258
Hufvudstaden AB, Class A	86,360	1,123,951
Husqvarna AB, Class B	341,887	3,264,836
ICA Gruppen AB	80,192	3,950,011
Industrivarden AB, Class C(b)	126,862	3,117,887
Indutrade AB(b)	83,788	4,243,085
Intrum AB(a)	62,740	1,482,406
Investment AB Latour, Class B	44,689	916,375
Investor AB, Class B	359,953	21,266,329
JM AB	70,539	2,085,365
Kambi Group PLC(b)	24,004	579,240
Karo Pharma AB(b)	96,455	624,358
Kindred Group PLC	214,992	1,504,756
Kinnevik AB, Class B	203,588	7,140,988
Klovern AB, Class B	418,855	668,237
Kungsleden AB	224,733	1,809,389
L E Lundbergforetagen AB, Class B(b)	46,644	2,186,050
LeoVegas AB(c)	85,018	393,590
Lifco AB, Class B	38,386	2,941,305
Lindab International AB	101,940	1,585,535
Loomis AB(b)	55,308	1,327,045
Lundin Energy AB	153,474	3,550,774
Mekonomen AB(b)	49,129	416,621
Millicom International Cellular SA, SDR	79,642	2,395,467
Modern Times Group MTG AB, Class B(b)	52,008	709,583
Mycronic AB	69,697	1,326,355
NCC AB, Class B	94,862	1,650,114
NetEnt AB	181,465	1,587,620
Nibe Industrier AB, Class B(b)	267,896	6,433,953
Nobia AB(b)	168,726	998,584
Nobina AB(b)(c)	83,376	526,824
Nolato AB, Class B(b)	19,917	1,659,380
Nordic Entertainment Group AB, Class B(b)	59,274	2,479,706
Nyfosa AB(b)	204,981	1,528,458
Oncopeptides AB(b)(c)	27,649	390,200
Pandox AB(b)	70,457	886,358
Paradox Interactive AB(a)	27,023	677,433
Peab AB, Class B(b)	169,881	1,587,301
PowerCell Sweden AB(b)	36,748	1,071,683
Ratos AB, Class B(b)	162,353	578,562

SCHEDULE OF INVESTMENTS	111

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Recipharm AB, Class B(b)	79,857	$1,273,116
Resurs Holding AB(c)	181,450	907,670
Saab AB, Class B(a)(b)	64,413	2,070,745
Samhallsbyggnadsbolaget i Norden AB	791,317	2,143,012
Sandvik AB(b)	896,533	16,671,672
SAS AB(a)(b)	166,074	150,045
Scandic Hotels Group AB(c)	89,235	306,160
Securitas AB, Class B(b)	241,419	3,604,464
Sinch AB(b)(c)	25,165	1,968,545
Skandinaviska Enskilda Banken AB, Class A(b)	1,297,239	12,557,061
Skanska AB, Class B(b)	279,711	5,646,074
SKF AB, Class B	304,903	5,629,789
SSAB AB, Class A(b)	142,952	421,469
SSAB AB, Class B(b)	517,811	1,468,048
Stillfront Group AB(b)	21,201	2,063,375
Svenska Cellulosa AB SCA, Class B(b)	502,023	6,074,375
Svenska Handelsbanken AB, Class A(b)	1,250,490	11,838,535
Sweco AB, Class B	53,221	3,055,477
Swedbank AB, Class A(b)	730,407	11,859,993
Swedish Match AB	142,124	10,938,929
Swedish Orphan Biovitrum AB(b)	155,294	3,255,438
Tele2 AB, Class B	407,880	5,786,574
Telefonaktiebolaget LM Ericsson, Class B	2,329,049	26,849,209
Telia Co. AB	1,934,017	7,537,932
Thule Group AB(c)	98,550	2,928,115
Trelleborg AB, Class B(b)	194,150	3,005,301
Vitrolife AB(b)	62,758	1,521,589
Volvo AB, Class B(b)	1,179,302	20,351,977
Wallenstam AB, Class B	166,001	2,076,923
Wihlborgs Fastigheter AB	144,056	2,418,520

		458,996,886

Switzerland — 6.3%
ABB Ltd., Registered	1,494,696	37,412,584
Adecco Group AG, Registered	130,260	6,181,515
Alcon Inc.(b)	391,030	23,641,475
Allreal Holding AG, Registered	10,780	2,154,341
ALSO Holding AG, Registered	6,609	1,729,078
Aryzta AG(a)(b)	936,972	594,813
Ascom Holding AG, Registered(b)	68,868	779,752
Autoneum Holding AG(a)(b)	2,866	293,153
Bachem Holding AG, Class B, Registered	5,193	1,561,268
Baloise Holding AG, Registered	41,978	6,404,910
Banque Cantonale Vaudoise, Registered	15,080	1,586,409
Barry Callebaut AG, Registered	2,329	4,861,791
Basilea Pharmaceutica AG, Registered(a)(b)	14,388	688,638
Belimo Holding AG	384	3,039,244
Bell Food Group AG, Registered	1,763	453,492
BKW AG	21,992	2,129,818
Bobst Group SA, Registered(a)	6,056	362,814
Bossard Holding AG, Class A, Registered	4,725	809,228
Bucher Industries AG, Registered	5,664	1,869,114
Burckhardt Compression Holding AG	4,166	1,055,582
Cembra Money Bank AG	22,558	2,472,279
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	870	6,751,896
Chocoladefabriken Lindt & Spruengli AG, Registered	82	7,039,903
Cie. Financiere Richemont SA, Registered	417,437	25,926,339
Clariant AG, Registered	157,824	2,984,031
Coca-Cola HBC AG	166,658	4,381,333

Security	Shares	Value

Switzerland (continued)
Comet Holding AG, Registered	6,456	$997,816
Conzzeta AG, Registered	1,065	998,620
Credit Suisse Group AG, Registered	1,968,281	21,017,788
Daetwyler Holding AG, Bearer	6,713	1,363,705
DKSH Holding AG	28,502	1,834,442
dormakaba Holding AG	2,107	1,182,394
Dufry AG, Registered(b)	33,863	861,372
EFG International AG	139,475	918,386
Emmi AG, Registered	1,546	1,397,807
EMS-Chemie Holding AG, Registered	6,487	5,608,470
Flughafen Zurich AG, Registered(b)	16,382	2,070,936
Forbo Holding AG, Registered	761	1,187,886
Galenica AG(c)	39,843	2,976,071
GAM Holding AG(a)(b)	164,666	402,931
Geberit AG, Registered	30,456	16,846,718
Georg Fischer AG, Registered	3,452	3,176,128
Givaudan SA, Registered	7,479	30,920,654
Helvetia Holding AG, Registered	28,213	2,552,413
Huber + Suhner AG, Registered	18,779	1,461,529
Idorsia Ltd.(b)	78,453	2,161,187
Implenia AG, Registered	14,613	639,329
Inficon Holding AG, Registered	1,530	1,249,632
Interroll Holding AG, Registered	531	1,254,974
Julius Baer Group Ltd.	187,508	8,244,828
Kardex Holding AG, Registered	5,637	976,576
Komax Holding AG, Registered(b)	4,443	654,460
Kuehne + Nagel International AG, Registered(b)	44,026	7,593,360
LafargeHolcim Ltd., Registered	409,785	19,374,357
Landis+Gyr Group AG(b)	25,946	1,597,204
LEM Holding SA, Registered	421	659,939
Leonteq AG	12,277	493,941
Liechtensteinische Landesbank AG	8,855	538,289
Logitech International SA, Registered	138,636	10,100,906
Lonza Group AG, Registered	60,278	37,676,235
Mobilezone Holding AG, Registered	129,806	1,041,644
Mobimo Holding AG, Registered	9,167	2,584,737
Nestle SA, Registered	2,369,966	281,623,969
Novartis AG, Registered	1,710,983	141,945,572
OC Oerlikon Corp. AG, Registered	170,277	1,424,434
Partners Group Holding AG	15,296	14,816,792
PSP Swiss Property AG, Registered	36,706	4,111,621
Roche Holding AG, NVS	563,188	195,694,984
Schindler Holding AG, Participation Certificates, NVS	32,594	8,258,675
Schindler Holding AG, Registered	19,311	4,818,728
Schweiter Technologies AG, Bearer	916	1,129,770
Sensirion Holding AG(b)(c)	9,203	447,150
SFS Group AG	14,766	1,395,928
SGS SA, Registered	4,765	12,524,035
Siegfried Holding AG, Registered	3,790	1,989,781
SIG Combibloc Group AG	227,885	3,985,545
Sika AG, Registered	114,169	25,163,114
Sonova Holding AG, Registered(b)	45,261	10,229,374
St. Galler Kantonalbank AG, Class A, Registered	3,789	1,716,025
Stadler Rail AG(a)(b)	22,821	913,141
Straumann Holding AG, Registered	8,453	8,323,840
Sulzer AG, Registered	18,175	1,502,429
Sunrise Communications Group AG(c)	26,017	2,435,251
Swatch Group AG (The), Bearer	23,312	4,894,572
Swatch Group AG (The), Registered	43,829	1,746,029

112	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Swiss Life Holding AG, Registered	26,543	$9,713,273
Swiss Prime Site AG, Registered	63,754	5,827,355
Swiss Re AG	240,234	18,950,414
Swisscom AG, Registered	20,393	10,890,315
Swissquote Group Holding SA, Registered	10,938	1,020,816
Tecan Group AG, Registered	9,635	4,064,981
Temenos AG, Registered	53,531	7,944,031
UBS Group AG, Registered	2,901,344	34,110,008
Valiant Holding AG, Registered	16,084	1,508,151
Valora Holding AG, Registered(b)	3,033	500,110
VAT Group AG(c)	23,444	4,468,715
Vifor Pharma AG	36,804	5,204,831
Vontobel Holding AG, Registered	29,216	2,127,691
Zur Rose Group AG(a)(b)	7,332	2,035,100
Zurich Insurance Group AG	120,386	44,491,341

		1,225,730,355

Taiwan — 4.0%
Accton Technology Corp.	415,000	3,251,208
Acer Inc.	2,081,148	1,442,158
Advanced Ceramic X Corp.	55,000	767,892
Advanced Wireless Semiconductor Co.	226,631	751,968
Advantech Co. Ltd.	243,738	2,570,962
Airtac International Group	95,496	2,001,555
AmTRAN Technology Co. Ltd.(b)	2,255,000	726,662
ASE Technology Holding Co. Ltd.	2,458,958	6,345,806
Asia Cement Corp.	1,416,329	1,931,501
Asia Optical Co. Inc.	287,000	675,997
ASMedia Technology Inc.	29,000	1,831,402
Asustek Computer Inc.	485,000	3,584,376
AU Optronics Corp.(b)	5,993,000	2,043,731
AURAS Technology Co. Ltd.	77,000	600,608
BES Engineering Corp.	5,716,000	1,457,561
Bizlink Holding Inc.	114,000	760,791
Brighton-Best International Taiwan Inc.	692,000	614,177
Capital Securities Corp.	3,845,450	1,562,097
Career Technology MFG. Co. Ltd.	756,620	794,213
Catcher Technology Co. Ltd.	517,000	3,812,047
Cathay Financial Holding Co. Ltd.	5,741,020	7,760,651
Center Laboratories Inc.	376,939	959,895
Century Iron & Steel Industrial Co. Ltd.	186,000	585,407
Chailease Holding Co. Ltd.	925,283	3,869,230
Chang Hwa Commercial Bank Ltd.	4,138,689	2,684,295
Cheng Loong Corp.	1,262,000	999,450
Cheng Shin Rubber Industry Co. Ltd.	1,515,500	1,756,344
Cheng Uei Precision Industry Co. Ltd.	376,000	510,198
Chicony Electronics Co. Ltd.	464,137	1,376,829
Chilisin Electronics Corp.	250,000	800,492
China Airlines Ltd.(b)	2,764,000	753,874
China Bills Finance Corp.	3,737,000	1,868,851
China Development Financial Holding Corp.	13,139,000	3,875,163
China Life Insurance Co. Ltd.	1,733,759	1,201,431
China Man-Made Fiber Corp.	4,213,130	890,245
China Petrochemical Development Corp.	4,345,652	1,198,616
China Steel Chemical Corp.	464,000	1,560,156
China Steel Corp.	9,216,575	6,229,435
Chin-Poon Industrial Co. Ltd.	797,000	697,846
Chipbond Technology Corp.	655,000	1,339,313
ChipMOS Technologies Inc.	706,000	768,793
Chlitina Holding Ltd.	76,000	539,623
Chroma ATE Inc.	278,000	1,561,078

Security	Shares	Value

Taiwan (continued)
Chunghwa Precision Test Tech Co. Ltd.	22,000	$633,088
Chunghwa Telecom Co. Ltd.	2,735,000	10,223,165
CMC Magnetics Corp.	1,454,604	373,402
Compal Electronics Inc.	3,379,000	2,151,201
Compeq Manufacturing Co. Ltd.	1,012,000	1,675,468
Concraft Holding Co. Ltd.	143,000	624,827
Coretronic Corp.	628,000	762,102
CTBC Financial Holding Co. Ltd.	14,076,980	9,322,344
CTCI Corp.	691,000	823,223
Cub Elecparts Inc.	60,547	249,054
Darfon Electronics Corp.	471,000	575,596
Delta Electronics Inc.	1,407,000	9,605,899
E Ink Holdings Inc.	946,000	1,319,159
E.Sun Financial Holding Co. Ltd.	8,746,513	8,091,297
Eclat Textile Co. Ltd.	145,365	1,716,919
Egis Technology Inc.	87,000	579,119
Elan Microelectronics Corp.	345,000	1,848,982
Elite Material Co. Ltd.	316,000	1,909,300
eMemory Technology Inc.	72,000	1,344,416
Ennoconn Corp.	60,123	538,746
Epistar Corp.(b)	1,069,000	1,656,714
Eternal Materials Co. Ltd.	1,627,635	1,719,616
Eva Airways Corp.	3,609,332	1,336,812
Evergreen Marine Corp. Taiwan Ltd.(b)	2,208,477	829,277
Everlight Electronics Co. Ltd.	636,000	788,093
Far Eastern Department Stores Ltd.	1,034,702	831,802
Far Eastern International Bank	3,557,204	1,335,720
Far Eastern New Century Corp.	1,922,071	1,679,667
Far EasTone Telecommunications Co. Ltd.	1,124,000	2,421,082
Faraday Technology Corp.	511,400	821,361
Feng Hsin Steel Co. Ltd.	725,000	1,304,255
Feng TAY Enterprise Co. Ltd.	222,890	1,335,308
Firich Enterprises Co. Ltd.	920,061	912,382
First Financial Holding Co. Ltd.	7,667,115	6,176,720
FLEXium Interconnect Inc.	377,987	1,825,775
Formosa Chemicals & Fibre Corp.	2,407,660	5,539,480
Formosa Petrochemical Corp.	880,000	2,448,241
Formosa Plastics Corp.	3,263,040	8,743,916
Foxconn Technology Co. Ltd.	650,287	1,203,146
Fubon Financial Holding Co. Ltd.	4,729,000	6,739,687
Fulgent Sun International Holding Co. Ltd.	229,000	840,345
General Interface Solution Holding Ltd.	202,000	948,130
Genius Electronic Optical Co. Ltd.	74,281	1,719,180
Giant Manufacturing Co. Ltd.	232,000	2,443,189
Gigabyte Technology Co. Ltd.	492,000	1,410,777
Global Unichip Corp.	106,000	1,058,390
Globalwafers Co. Ltd.	177,000	2,546,741
Goldsun Building Materials Co. Ltd.	1,161,000	663,836
Gourmet Master Co. Ltd.	112,000	358,620
Grand Pacific Petrochemical(b)	1,888,000	892,618
Grape King Bio Ltd.	189,000	1,200,020
Great Wall Enterprise Co. Ltd.	932,338	1,467,196
HannStar Display Corp.(b)	3,365,000	794,886
Highwealth Construction Corp.	1,022,670	1,494,147
Hiwin Technologies Corp.	174,672	1,842,450
Holy Stone Enterprise Co. Ltd.	155,000	571,438
Hon Hai Precision Industry Co. Ltd.	9,808,769	26,250,917
Hota Industrial Manufacturing Co. Ltd.	318,000	1,035,594
Hotai Motor Co. Ltd.	257,000	5,877,895
HTC Corp.	897,000	915,540

SCHEDULE OF INVESTMENTS	113

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Hua Nan Financial Holdings Co. Ltd., Class C	5,290,654	$3,630,106
Huaku Development Co. Ltd.	416,000	1,207,053
IBF Financial Holdings Co. Ltd.	4,252,283	1,647,525
Innolux Corp.	7,122,414	2,017,991
International CSRC Investment Holdings Co.	1,489,921	940,912
International Games System Co. Ltd.	62,000	1,587,329
Inventec Corp.	1,704,000	1,454,198
ITEQ Corp.	234,101	1,070,834
Jentech Precision Industrial Co. Ltd.	110,000	1,195,958
Kenda Rubber Industrial Co. Ltd.	887,322	845,083
King Yuan Electronics Co. Ltd.	1,167,000	1,414,207
King’s Town Bank Co. Ltd.	931,000	1,140,927
Kinsus Interconnect Technology Corp.	307,000	811,135
LandMark Optoelectronics Corp.	94,000	842,308
Largan Precision Co. Ltd.	81,000	10,576,217
Lite-On Technology Corp.	1,471,074	2,490,750
Lotes Co. Ltd.	87,000	1,333,458
Machvision Inc.	48,552	458,264
Macronix International	1,538,525	1,664,860
Makalot Industrial Co. Ltd.	177,797	1,095,508
MediaTek Inc.	1,208,970	28,929,935
Mega Financial Holding Co. Ltd.	8,549,941	9,441,724
Merida Industry Co. Ltd.	174,350	1,609,916
Merry Electronics Co. Ltd.	186,000	1,009,541
Micro-Star International Co. Ltd.	503,000	2,240,745
Mitac Holdings Corp.	1,796,198	1,811,864
Nan Kang Rubber Tire Co. Ltd.	581,000	898,438
Nan Ya Plastics Corp.	4,026,300	8,397,717
Nanya Technology Corp.	976,000	2,019,000
Nien Made Enterprise Co. Ltd.	155,000	1,703,733
Novatek Microelectronics Corp.	481,000	4,761,645
OBI Pharma Inc.(b)	186,877	746,372
Oriental Union Chemical Corp.	1,398,000	737,309
Parade Technologies Ltd.	69,000	3,003,123
PChome Online Inc.	95,341	388,921
Pegatron Corp.	1,403,000	2,954,995
PharmaEssentia Corp.(b)	214,000	847,395
Phison Electronics Corp.	172,000	1,729,130
Pixart Imaging Inc.	157,000	1,071,874
Pou Chen Corp.	1,441,000	1,305,998
Powertech Technology Inc.	569,000	1,907,382
President Chain Store Corp.	433,000	4,138,661
Primax Electronics Ltd.	352,000	502,866
Prince Housing & Development Corp.	2,151,521	718,288
Qisda Corp.	3,058,000	1,748,502
Quanta Computer Inc.	1,950,000	5,445,049
Radiant Opto-Electronics Corp.	420,060	1,792,401
Radium Life Tech Co. Ltd.	1,544,939	514,197
Realtek Semiconductor Corp.	368,020	4,704,757
RichWave Technology Corp.	83,000	762,157
Ruentex Development Co. Ltd.	629,983	1,092,462
Ruentex Industries Ltd.	405,769	889,258
Sercomm Corp.	268,000	724,559
Shanghai Commercial & Savings Bank Ltd. (The)	2,236,320	3,232,967
Shin Kong Financial Holding Co. Ltd.(b)	8,987,019	2,610,713
Shin Zu Shing Co. Ltd.	247,000	1,298,469
Shinkong Synthetic Fibers Corp.	3,639,000	1,385,067
Simplo Technology Co. Ltd.	140,200	1,560,197
Sino-American Silicon Products Inc.	474,000	1,585,690
SinoPac Financial Holdings Co. Ltd.	8,428,968	3,064,347

Security	Shares	Value

Taiwan (continued)
Sitronix Technology Corp.	181,000	$926,795
St. Shine Optical Co. Ltd.	60,000	634,931
Standard Foods Corp.	560,422	1,172,707
Synnex Technology International Corp.	1,338,600	2,001,423
TA Chen Stainless Pipe	963,900	765,013
Taichung Commercial Bank Co. Ltd.	7,465,199	2,981,544
TaiDoc Technology Corp.	79,000	680,930
TaiMed Biologics Inc.(b)	221,000	657,089
Tainan Spinning Co. Ltd.	2,705,816	1,016,026
Taishin Financial Holding Co. Ltd.	7,614,305	3,469,968
Taiwan Business Bank	5,277,913	1,819,690
Taiwan Cement Corp.	3,744,898	5,752,630
Taiwan Cooperative Financial Holding Co. Ltd.	7,224,432	5,277,538
Taiwan Fertilizer Co. Ltd.	977,000	1,860,984
Taiwan High Speed Rail Corp.	1,470,000	1,670,996
Taiwan Hon Chuan Enterprise Co. Ltd.	574,696	1,049,557
Taiwan Mobile Co. Ltd.	1,149,000	4,118,350
Taiwan Secom Co. Ltd.	381,105	1,118,812
Taiwan Semiconductor Co. Ltd.	623,000	788,998
Taiwan Semiconductor Manufacturing Co. Ltd.	19,666,000	285,646,896
Taiwan Surface Mounting Technology Corp.	277,000	1,271,792
Taiwan Union Technology Corp.	231,000	1,072,420
Tatung Co. Ltd.(b)	1,692,000	924,133
TCI Co. Ltd.	82,896	800,818
Teco Electric and Machinery Co. Ltd.	1,654,000	1,535,742
Tong Hsing Electronic Industries Ltd.	227,000	1,088,720
Transcend Information Inc.	650,000	1,464,439
Tripod Technology Corp.	415,000	1,799,143
TSRC Corp.	1,405,100	741,054
TTY Biopharm Co. Ltd.	367,965	883,031
Tung Ho Steel Enterprise Corp.	1,398,000	1,123,859
TXC Corp.	444,000	1,136,732
Unimicron Technology Corp.	1,054,000	2,313,479
Uni-President Enterprises Corp.	3,842,292	9,378,002
Unitech Printed Circuit Board Corp.	897,000	774,688
United Integrated Services Co. Ltd.	183,000	1,283,739
United Microelectronics Corp.	8,886,000	6,779,501
USI Corp.	2,300,258	903,001
Vanguard International Semiconductor Corp.	625,000	2,031,098
Visual Photonics Epitaxy Co. Ltd.	243,000	716,694
Voltronic Power Technology Corp.	60,750	1,845,654
Wafer Works Corp.	923,000	1,170,508
Walsin Lihwa Corp.	2,911,000	1,420,994
Walsin Technology Corp.	262,000	1,569,612
Win Semiconductors Corp.	272,953	2,953,664
Winbond Electronics Corp.	3,262,502	1,458,935
Wistron Corp.	2,116,227	2,492,271
Wistron NeWeb Corp.	385,860	846,944
Wiwynn Corp.	72,000	1,926,915
WPG Holdings Ltd.	969,360	1,320,298
XinTec Inc.(b)	222,000	954,855
Yageo Corp.	280,068	3,719,007
YFY Inc.	1,700,000	792,128
Yuanta Financial Holding Co. Ltd.	7,889,238	4,847,541
Yulon Motor Co. Ltd.(b)	1,429,000	1,156,098
Zhen Ding Technology Holding Ltd.	438,050	2,018,698

		784,301,268

Thailand — 0.6%
Advanced Info Service PCL, NVDR	1,023,700	6,073,423
Airports of Thailand PCL, NVDR(a)	3,681,000	6,079,420

114	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Amata Corp. PCL, NVDR(a)	1,026,200	$493,642
B Grimm Power PCL, NVDR	696,200	1,094,005
Bangchak Corp. PCL, NVDR	1,466,100	912,125
Bangkok Bank PCL, Foreign	376,700	1,202,009
Bangkok Chain Hospital PCL, NVDR	1,724,200	829,407
Bangkok Dusit Medical Services PCL, NVDR	8,229,100	5,832,217
Bangkok Expressway & Metro PCL, NVDR	7,849,700	2,227,847
Banpu PCL, NVDR	5,247,900	934,045
Berli Jucker PCL, NVDR	1,114,300	1,322,187
BTS Group Holdings PCL, NVDR	8,968,100	3,019,804
Bumrungrad Hospital PCL, NVDR	319,100	1,171,713
Central Pattana PCL, NVDR	2,010,000	3,110,158
Central Retail Corp. PCL(b)	1,305,074	1,234,657
CH Karnchang PCL, NVDR	1,163,800	682,997
Charoen Pokphand Foods PCL, NVDR	3,367,100	3,644,340
CK Power PCL, NVDR(b)	3,104,600	502,789
CP ALL PCL, NVDR(b)	4,939,000	10,810,126
Electricity Generating PCL, NVDR	225,400	1,713,134
Energy Absolute PCL, NVDR	1,433,700	2,172,447
Esso Thailand PCL, NVDR(a)(b)	1,561,900	380,676
Global Power Synergy PCL, NVDR	610,600	1,341,332
Gulf Energy Development PCL	2,075,200	2,246,067
Hana Microelectronics PCL, NVDR	676,200	786,090
Home Product Center PCL, NVDR	4,009,900	2,006,075
Indorama Ventures PCL, NVDR(a)	1,448,000	1,160,908
Intouch Holdings PCL, NVDR	1,968,100	3,581,806
IRPC PCL, NVDR	13,068,200	1,064,483
Jasmine International PCL, NVDR(a)	5,546,200	611,847
Kasikornbank PCL, Foreign	912,700	2,370,839
Kasikornbank PCL, NVDR	606,100	1,574,412
KCE Electronics PCL, NVDR	796,600	715,299
Kiatnakin Bank PCL, NVDR	667,300	829,243
Krung Thai Bank PCL, NVDR	2,856,300	902,255
Land & Houses PCL, NVDR	5,765,200	1,368,155
MBK PCL, NVDR	983,400	372,136
Minor International PCL, NVDR(a)(b)	2,469,900	1,441,584
Muangthai Capital PCL, NVDR(b)	814,000	1,305,219
Osotspa PCL	725,500	988,816
PTT Exploration & Production PCL, NVDR	1,161,661	3,390,079
PTT Global Chemical PCL, NVDR	1,960,100	2,954,372
PTT PCL, NVDR	9,546,800	11,940,197
Siam Cement PCL (The), NVDR	637,200	7,805,994
Siam Commercial Bank PCL (The), NVDR	702,900	1,510,280
Sino-Thai Engineering & Construction PCL, NVDR(a)	928,900	440,879
Sri Trang Agro-Industry PCL, NVDR(a)(b)	941,600	762,460
Srisawad Corp PCL, NVDR(b)	743,610	1,144,657
Thai Airways International PCL, NVDR(a)(b)	1,232,300	116,186
Thai Oil PCL, NVDR(a)	929,200	1,251,548
Thai Union Group PCL, NVDR	2,492,200	1,070,969
Thanachart Capital PCL, NVDR	776,100	864,891
TMB Bank PCL, NVDR	15,013,504	457,398
Total Access Communication PCL, NVDR	636,200	749,791
TPI Polene PCL, NVDR	8,138,300	334,066
True Corp. PCL, NVDR(a)	10,180,045	1,096,928
TTW PCL, NVDR	4,563,300	1,960,979
WHA Corp. PCL, NVDR(a)	11,248,000	1,161,503

		119,122,911

Turkey — 0.1%
Akbank T.A.S.(b)	2,369,718	1,779,113

Security	Shares	Value

Turkey (continued)
Anadolu Efes Biracilik Ve Malt Sanayii AS	195,488	$542,252
Aselsan Elektronik Sanayi Ve Ticaret AS	339,459	1,714,926
BIM Birlesik Magazalar AS	360,509	3,690,575
Coca-Cola Icecek AS	78,213	500,016
Eregli Demir ve Celik Fabrikalari TAS	1,286,874	1,408,656
Ford Otomotiv Sanayi AS	95,158	1,131,616
Haci Omer Sabanci Holding AS	900,567	1,081,274
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)	1,136,800	487,002
KOC Holding AS	577,995	1,339,090
Koza Altin Isletmeleri AS(b)	43,010	532,734
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	172,219	351,372
Pegasus Hava Tasimaciligi AS(a)(b)	38,478	263,632
Petkim Petrokimya Holding AS(a)(b)	924,360	517,838
Soda Sanayii AS	575,424	537,541
Sok Marketler Ticaret AS(b)	149,419	287,513
TAV Havalimanlari Holding AS	212,555	505,540
Tekfen Holding AS(a)	190,169	416,876
Tupras Turkiye Petrol Rafinerileri AS(b)	104,552	1,236,588
Turk Hava Yollari AO(a)(b)	502,499	769,642
Turkcell Iletisim Hizmetleri AS	875,578	1,864,186
Turkiye Garanti Bankasi AS(b)	1,791,769	1,802,166
Turkiye Is Bankasi AS, Class C(b)	1,348,747	927,572
Ulker Biskuvi Sanayi AS(b)	263,026	982,084
Yapi ve Kredi Bankasi AS(b)	2,955,402	906,162

		25,575,966

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	2,421,174	3,308,957
Aldar Properties PJSC	3,765,199	1,773,354
Dubai Investments PJSC	1,914,405	594,155
Dubai Islamic Bank PJSC	1,790,222	1,837,425
Emaar Malls PJSC(b)	2,356,331	853,197
Emaar Properties PJSC(b)	3,082,754	2,156,916
Emirates NBD Bank PJSC	685,858	1,650,623
Emirates Telecommunications Group Co. PJSC	1,529,298	6,927,982
First Abu Dhabi Bank PJSC	2,336,827	6,947,212

		26,049,821

United Kingdom — 9.0%
3i Group PLC	819,800	9,571,982
Abcam PLC	163,142	2,751,491
Admiral Group PLC	153,612	4,838,776
AG Barr PLC	87,720	495,070
Aggreko PLC	207,266	1,046,797
AJ Bell PLC	210,559	1,193,869
Anglo American PLC	927,004	22,754,581
Antofagasta PLC	328,081	4,424,478
Ascential PLC(c)	364,322	1,291,066
Ashmore Group PLC	322,062	1,650,245
Ashtead Group PLC	371,808	11,882,748
ASOS PLC(b)	59,276	2,612,515
Associated British Foods PLC	283,397	6,565,067
Assura PLC	1,509,095	1,564,742
AstraZeneca PLC	1,053,802	117,979,683
Auto Trader Group PLC(c)	766,767	5,400,242
Avast PLC(c)	532,401	4,014,469
AVEVA Group PLC	55,038	2,994,961
Aviva PLC	3,148,485	10,897,100
B&M European Value Retail SA	744,523	4,524,372
Babcock International Group PLC	213,699	808,904

SCHEDULE OF INVESTMENTS	115

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
BAE Systems PLC	2,582,520	$16,615,606
Balfour Beatty PLC	598,677	1,890,547
Bank of Georgia Group PLC(b)	35,599	363,043
Barclays PLC	13,810,668	18,228,004
Barratt Developments PLC	836,674	5,607,074
Beazley PLC	451,359	2,472,713
Bellway PLC	104,037	3,476,525
Berkeley Group Holdings PLC	103,256	6,036,215
Big Yellow Group PLC	158,013	2,113,324
Blue Prism Group PLC(a)(b)	64,857	990,001
Bodycote PLC	165,642	1,223,990
boohoo Group PLC(b)	750,122	2,569,636
BP PLC	16,222,333	58,584,403
Brewin Dolphin Holdings PLC	404,447	1,393,446
British American Tobacco PLC	1,839,519	60,950,718
British Land Co. PLC (The)	718,287	3,451,413
Britvic PLC	210,953	2,210,853
BT Group PLC	6,839,152	8,848,920
Bunzl PLC	268,080	7,733,770
Burberry Group PLC	335,233	5,510,914
Burford Capital Ltd.	179,036	1,261,868
Cairn Energy PLC(b)	615,497	966,176
Capita PLC(b)	1,426,926	641,073
Capital & Counties Properties PLC	617,514	1,133,871
Carnival PLC	128,888	1,398,322
Centamin PLC	1,091,395	2,915,047
Centrica PLC	4,588,619	2,937,203
Cineworld Group PLC	839,412	420,860
Clinigen Group PLC	125,839	1,165,229
Close Brothers Group PLC	121,161	1,742,900
Coats Group PLC	1,417,026	1,054,533
Coca-Cola European Partners PLC	166,176	6,841,466
Compass Group PLC	1,405,307	19,376,103
Computacenter PLC	69,740	1,815,114
ConvaTec Group PLC(c)	1,226,695	3,274,815
Countryside Properties PLC(c)	396,685	1,475,519
Craneware PLC(a)	17,652	379,959
Cranswick PLC	40,616	1,908,444
Crest Nicholson Holdings PLC	307,566	755,286
Croda International PLC	104,668	7,871,685
CVS Group PLC	73,174	1,093,905
Daily Mail & General Trust PLC, Class A, NVS	135,965	1,126,045
Dart Group PLC	87,383	741,472
DCC PLC	79,980	7,171,804
Dechra Pharmaceuticals PLC	89,894	3,369,676
Derwent London PLC	84,761	3,199,515
Diageo PLC	1,872,690	68,845,915
Dialog Semiconductor PLC(b)	61,511	2,822,186
Diploma PLC	107,928	2,569,630
Direct Line Insurance Group PLC	1,066,538	4,149,098
Diversified Gas & Oil PLC	665,093	841,509
Dixons Carphone PLC	852,979	823,977
Domino’s Pizza Group PLC	412,884	1,726,525
Drax Group PLC	349,633	1,284,901
DS Smith PLC	1,173,934	4,024,538
Dunelm Group PLC	105,405	1,701,631
easyJet PLC	125,264	810,865
Electrocomponents PLC	366,916	3,159,146
Elementis PLC	647,791	542,444
Equiniti Group PLC(c)	346,887	581,859

Security	Shares	Value

United Kingdom (continued)
Essentra PLC	275,051	$1,088,067
Euromoney Institutional Investor PLC	91,342	951,897
Evraz PLC	413,505	1,565,762
Experian PLC	734,663	25,812,836
Ferguson PLC	183,569	16,364,253
Ferrexpo PLC	286,569	667,992
Fevertree Drinks PLC	87,911	2,526,891
Fiat Chrysler Automobiles NV(b)	889,687	9,068,713
First Derivatives PLC	17,790	630,433
Firstgroup PLC(b)	1,003,316	464,849
Frasers Group PLC(b)	248,154	820,118
Future PLC	91,997	1,666,295
G4S PLC	1,232,083	2,297,103
Games Workshop Group PLC	30,219	3,482,361
Gamesys Group PLC(b)	88,084	1,076,331
GB Group PLC(b)	173,035	1,517,084
Genus PLC	60,682	2,707,933
GlaxoSmithKline PLC	4,020,660	80,729,299
Glencore PLC	7,910,796	18,132,725
Go-Ahead Group PLC (The)	46,030	374,569
GoCo Group PLC	656,630	879,063
Grainger PLC	627,701	2,390,834
Great Portland Estates PLC	235,330	1,821,101
Greggs PLC	83,747	1,313,519
GVC Holdings PLC	478,997	4,178,230
Halfords Group PLC	240,766	461,368
Halma PLC	326,558	9,335,066
Hammerson PLC(a)	634,168	534,199
Hargreaves Lansdown PLC	264,774	6,078,051
Hastings Group Holdings PLC(c)	329,992	902,610
Hays PLC	1,176,241	1,682,759
Helical PLC	241,937	966,916
Hikma Pharmaceuticals PLC	130,720	3,688,754
Hill & Smith Holdings PLC	80,998	1,286,349
Hiscox Ltd.	249,482	2,559,310
Hochschild Mining PLC	271,502	957,146
HomeServe PLC	258,379	4,503,545
Howden Joinery Group PLC	510,988	3,288,303
HSBC Holdings PLC	16,226,367	72,878,676
Hunting PLC	182,382	429,202
Hyve Group PLC	384,907	403,142
Ibstock PLC(c)	403,688	841,916
IG Group Holdings PLC	294,584	2,845,681
IMI PLC	214,886	2,944,474
Imperial Brands PLC	758,838	12,708,635
Inchcape PLC	339,112	1,910,302
Indivior PLC(b)	761,495	1,373,261
Informa PLC	1,229,474	5,969,018
IntegraFin Holdings PLC	244,435	1,738,849
InterContinental Hotels Group PLC	142,675	6,584,092
Intermediate Capital Group PLC	244,062	4,314,862
Intertek Group PLC	128,987	9,104,706
Investec PLC	548,788	1,084,027
IQE PLC(a)(b)	723,293	498,394
ITM Power PLC(b)	280,018	885,732
ITV PLC	2,968,328	2,208,213
IWG PLC(a)	545,509	1,652,483
J D Wetherspoon PLC	60,466	670,606
J Sainsbury PLC	1,422,735	3,494,725
JD Sports Fashion PLC	363,480	2,889,120

116	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
John Laing Group PLC(c)	167,261	$648,053
John Wood Group PLC	569,151	1,427,163
Johnson Matthey PLC	157,274	4,621,790
Jupiter Fund Management PLC	391,638	1,165,808
Just Group PLC(b)	878,289	516,434
Kainos Group PLC	69,236	999,594
KAZ Minerals PLC	217,350	1,542,179
Keller Group PLC	86,689	640,577
Keywords Studios PLC(a)	60,061	1,499,347
Kingfisher PLC	1,709,526	5,427,636
Lancashire Holdings Ltd.	185,464	1,885,299
Land Securities Group PLC	546,161	4,133,277
Learning Technologies Group PLC	503,184	878,370
Legal & General Group PLC	4,832,439	13,573,109
Lloyds Banking Group PLC	56,144,035	19,369,160
London Stock Exchange Group PLC	255,180	28,414,922
LondonMetric Property PLC	657,995	1,994,958
M&G PLC	2,082,080	4,388,763
Man Group PLC	1,210,766	1,971,316
Marks & Spencer Group PLC	1,473,852	1,837,322
Marshalls PLC	184,293	1,438,003
Marston’s PLC	812,289	428,584
McCarthy & Stone PLC(b)(c)	484,284	418,240
Mediclinic International PLC	374,907	1,321,687
Meggitt PLC	641,533	2,263,328
Melrose Industries PLC	3,990,253	4,465,241
Micro Focus International PLC	195,531	711,134
Mitchells & Butlers PLC(b)	208,009	417,708
Mitie Group PLC(a)	1,324,352	568,395
Mondi PLC	387,182	6,926,442
Moneysupermarket.com Group PLC	445,016	1,717,205
Morgan Advanced Materials PLC	342,043	974,181
National Express Group PLC	393,589	782,627
National Grid PLC	2,799,555	33,084,431
Natwest Group PLC	3,868,103	5,381,497
NCC Group PLC	316,130	701,216
Network International Holdings PLC(b)(c)	344,213	1,825,189
Next PLC	109,305	7,818,721
Ninety One PLC(b)	310,179	887,499
NMC Health PLC(b)(e)	74,553	1
Ocado Group PLC(b)	375,873	10,128,130
On the Beach Group PLC(c)	155,837	571,678
OneSavings Bank PLC	409,157	1,267,363
Oxford Biomedica PLC(b)	62,325	668,319
Pagegroup PLC	292,666	1,344,434
Paragon Banking Group PLC	301,607	1,243,789
Pearson PLC(a)	629,266	4,385,589
Pennon Group PLC	340,677	4,764,260
Persimmon PLC(b)	262,850	8,286,672
Petrofac Ltd.	257,134	472,484
Pets at Home Group PLC	440,300	1,799,561
Phoenix Group Holdings PLC	464,210	4,012,688
Playtech PLC	263,761	1,032,327
Plus500 Ltd.	87,756	1,378,125
Polypipe Group PLC	255,712	1,359,269
Premier Foods PLC(b)	901,878	1,028,648
Primary Health Properties PLC	702,164	1,417,405
Provident Financial PLC	237,126	510,414
Prudential PLC	2,088,613	30,305,112
QinetiQ Group PLC	513,580	2,061,317

Security	Shares	Value

United Kingdom (continued)
Quilter PLC(c)	1,554,279	$2,984,506
Rathbone Brothers PLC	53,164	1,130,399
Reckitt Benckiser Group PLC	569,081	57,557,546
Redde Northgate PLC	226,772	492,293
Redrow PLC	205,023	1,150,640
RELX PLC	1,555,738	32,976,774
Renishaw PLC	33,523	2,127,788
Rentokil Initial PLC	1,523,462	10,681,560
Restaurant Group PLC (The)	501,580	290,979
Restore PLC	149,557	721,379
Rightmove PLC	741,932	5,386,981
Rio Tinto PLC	898,877	54,446,648
Rolls-Royce Holdings PLC	1,476,889	4,489,372
Rotork PLC	727,295	2,668,990
Royal Dutch Shell PLC, Class A	3,303,018	48,623,713
Royal Dutch Shell PLC, Class B	2,979,120	42,260,294
Royal Mail PLC	743,311	1,569,733
RSA Insurance Group PLC	842,455	4,744,652
RWS Holdings PLC	165,674	1,311,206
Sabre Insurance Group PLC(c)	221,887	883,873
Safestore Holdings PLC	180,728	1,813,435
Saga PLC	1,017,191	201,594
Sage Group PLC (The)	880,679	8,431,068
Sanne Group PLC	131,429	1,086,753
Savills PLC	151,286	1,485,250
Schroders PLC	96,976	3,773,880
Segro PLC	937,860	11,930,279
Senior PLC	463,721	317,707
Serco Group PLC(b)	1,007,859	2,108,566
Severn Trent PLC	191,425	6,155,508
Shaftesbury PLC	141,545	953,969
Signature Aviation PLC	712,356	2,197,172
Smart Metering Systems PLC	94,780	771,272
Smith & Nephew PLC	714,978	14,240,346
Smiths Group PLC	318,726	5,668,341
Softcat PLC	105,956	1,753,637
SolGold PLC(a)(b)	1,024,386	335,454
Spectris PLC	93,482	3,152,037
Spirax-Sarco Engineering PLC	60,605	8,200,990
Spire Healthcare Group PLC(c)	293,347	289,533
Spirent Communications PLC	490,476	1,802,499
SSE PLC	830,620	14,183,351
SSP Group PLC	400,304	1,080,220
St. James’s Place PLC	427,608	5,287,959
St. Modwen Properties PLC	325,334	1,315,162
Stagecoach Group PLC	438,813	273,112
Standard Chartered PLC	2,164,650	10,960,972
Standard Life Aberdeen PLC	1,910,240	6,278,002
Stobart Group Ltd.	602,564	203,648
Synthomer PLC	424,680	1,616,438
TalkTalk Telecom Group PLC	629,703	574,407
Tate & Lyle PLC	390,501	3,337,611
Taylor Wimpey PLC	2,734,423	4,247,498
Telecom Plus PLC	54,226	953,699
Tesco PLC	7,848,545	22,363,931
TP ICAP PLC	458,200	1,994,200
Trainline PLC(b)(c)	345,275	1,853,479
Travis Perkins PLC	206,814	3,008,949
Tritax Big Box REIT PLC	763,836	1,517,837
Ultra Electronics Holdings PLC	63,913	1,998,159

SCHEDULE OF INVESTMENTS	117

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Unilever PLC	929,633	$55,797,136
UNITE Group PLC (The)(b)	254,551	3,137,181
United Utilities Group PLC	543,336	6,418,154
Vectura Group PLC	737,070	966,437
Vesuvius PLC	231,965	1,242,172
Victoria PLC(a)(b)	117,267	406,330
Victrex PLC	73,848	1,816,383
Virgin Money UK PLC(b)	1,068,684	1,226,755
Vistry Group PLC	191,388	1,543,604
Vodafone Group PLC	21,612,316	32,779,930
Weir Group PLC (The)	205,251	3,223,274
WH Smith PLC	103,464	1,276,487
Whitbread PLC(b)	161,843	4,630,731
William Hill PLC	738,943	1,012,051
Wm Morrison Supermarkets PLC	1,941,693	4,761,819
Workspace Group PLC	142,519	1,150,395
WPP PLC	1,021,796	7,617,487

		1,767,986,703

Total Common Stocks — 98.4% (Cost: $18,473,393,496)		19,239,134,450

Preferred Stocks

Brazil — 0.4%
Azul SA, Preference Shares, NVS	211,900	826,710
Banco Bradesco SA, Preference Shares, NVS	3,587,199	15,462,896
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	157,100	430,337
Bradespar SA, Preference Shares, NVS	198,000	1,637,385
Braskem SA, Class A, Preference Shares, NVS	145,000	635,061
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	206,300	1,523,730
Cia. Energetica de Minas Gerais, Preference Shares, NVS	742,456	1,711,451
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	170,300	1,046,832
Cia. Paranaense de Energia, Preference Shares, NVS	84,600	1,078,748
Gerdau SA, Preference Shares, NVS	871,700	2,921,965
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	102,200	351,608
Itau Unibanco Holding SA, Preference Shares, NVS	3,869,890	19,989,501
Itausa SA, Preference Shares, NVS	3,790,049	7,768,225
Lojas Americanas SA, Preference Shares, NVS	694,760	4,550,946
Marcopolo SA, Preference Shares, NVS	452,200	258,857
Metalurgica Gerdau SA, Preference Shares, NVS	757,100	1,169,289
Petroleo Brasileiro SA, Preference Shares, NVS	3,809,700	16,246,368
Randon SA Implemetos e Participacoes, Preference Shares, NVS	237,025	534,989
Telefonica Brasil SA, Preference Shares, NVS	349,100	3,530,699

		81,675,597

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares	324,715	815,123
Sociedad Quimica y Minera de Chile SA, Series B, Class B, Preference Shares	97,822	2,979,029

		3,794,152

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	383,784	2,727,830

Security	Shares	Value

Germany — 0.3%
Bayerische Motoren Werke AG, Preference Shares, NVS	45,994	$2,369,137
Draegerwerk AG & Co. KGaA, Preference Shares, NVS(a)	9,553	896,936
Fuchs Petrolub SE, Preference Shares, NVS(a)	57,981	2,543,670
Henkel AG & Co. KGaA, Preference Shares, NVS	142,933	14,096,123
Jungheinrich AG, Preference Shares, NVS	44,080	1,339,602
Porsche Automobil Holding SE, Preference Shares, NVS	135,417	7,700,680
Sartorius AG, Preference Shares, NVS	29,390	11,308,846
Volkswagen AG, Preference Shares, NVS	148,518	21,952,816

		62,207,810

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	4,968,028	1,990,346

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS	5,968,100	3,009,281

South Korea — 0.2%
Amorepacific Corp., Preference Shares, NVS	6,288	324,586
Hyundai Motor Co.
Preference Shares, NVS	18,089	1,047,625
Series 2, Preference Shares, NVS	30,214	1,754,918
LG Chem Ltd., Preference Shares, NVS	5,449	1,216,580
LG Household & Health Care Ltd., Preference Shares, NVS	1,413	846,804
Samsung Electronics Co. Ltd., Preference Shares, NVS	660,118	27,426,424

		32,616,937

Total Preferred Stocks — 1.0% (Cost: $207,397,987)		188,021,953

Rights

Brazil — 0.0%
B2W Cia. Digital, (Expires 08/25/20)(b)	11,406	15,337
Banco Inter SA, (Expires 08/07/20)(b)	122	757
CVC Brasil Operadora e Agencia de Viagens SA, (Expires 08/13/20)(b)	17,868	55,603
IRB Brasil Resseguros SA, (Expires 08/12/20)(b)	209,810	40,303

		112,000

China — 0.0%
Legend Holdings Corp., Class H, (Expires 08/17/20)(b)	14,607	0	(d)

India — 0.0%
Mahindra & Mahindra Financial Services Ltd., (Expires 08/11/20)(b)	289,225	280,671

Portugal — 0.0%
EDP-Energias de Portugal SA, (Expires 08/06/20)(a)(b)	2,088,146	212,848

South Africa — 0.0%
Foschini Group Ltd. (The), (Expires 08/07/20)(a)(b)	80,070	128,836

South Korea — 0.0%
L&F Co. Ltd., (Expires 08/07/20)(b)	2,009	26,053

118	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(b)	218,591	$917,618

Total Rights — 0.0% (Cost: $524,222)		1,678,026

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional,
SL Agency Shares, 0.40%(g)(h)(i)	341,474,075	341,849,697
BlackRock Cash Funds: Treasury,
SL Agency Shares, 0.12%(g)(h)	38,720,000	38,720,000

		380,569,697

Total Short-Term Investments — 1.9% (Cost: $380,284,283)		380,569,697

Total Investments in Securities — 101.3% (Cost: $19,061,599,988)		19,809,404,126

Other Assets, Less Liabilities — (1.3)%		(263,091,779)

Net Assets — 100.0%		$19,546,312,347

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rounds to less than $1.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$271,012,101	$70,701,465	(a)	$—	$(52,234)	$188,365	$341,849,697	341,474,075	$8,500,713	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	25,128,000	13,592,000	(a)	—	—	—	38,720,000	38,720,000	335,686		—
iShares MSCI Russia ETF	30,852,212	2,669,564		(35,671,916)	7,387,871	(5,237,731)	—	—	—		—

					$7,335,637	$(5,049,366)	$380,569,697		$8,836,399		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	804	09/18/20	$72,906	$587,227
MSCI Emerging Markets E-Mini Index	565	09/18/20	30,208	2,375,685

				$2,962,912

SCHEDULE OF INVESTMENTS	119

Consolidated Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Total International Stock ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,962,912

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$6,553,089

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,254,009

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$80,314,971

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$19,231,174,931	$1,499,632	$6,459,887	$19,239,134,450
Preferred Stocks	188,021,953	—	—	188,021,953
Rights	1,651,216	26,810	—	1,678,026
Money Market Funds	380,569,697	—	—	380,569,697

	$19,801,417,797	$1,526,442	$6,459,887	$19,809,404,126

Derivative financial instruments(a)
Assets
Futures Contracts	$2,962,912	$—	$—	$2,962,912

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

120	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2020

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Pacific ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$65,872,159,490	$3,443,340,242	$2,833,251,894	$900,996,064
Affiliated(c)	876,704,966	52,394,464	41,903,631	5,153,965
Cash	4,176	5,820	15,932	2,855
Foreign currency, at value(d)	129,414,758	7,462,764	6,368,702	1,257,460
Foreign currency collateral pledged:
Futures contracts(e)	32,990,687	2,568,773	898,954	171,171
Receivables:
Investments sold	25,117,377	191,561	2,224,638	1,070,713
Securities lending income — Affiliated	1,804,649	156,735	78,353	13,869
Capital shares sold	—	—	280,128	—
Dividends	67,598,840	2,860,212	2,813,267	1,250,652
Tax reclaims	84,636,120	7,653,339	2,154,284	—
Foreign withholding tax claims	1,369,223	158,932	—	—

Total assets	67,091,800,286	3,516,792,842	2,889,989,783	909,916,749

LIABILITIES
Collateral on securities loaned, at value	870,960,953	52,053,493	41,118,686	5,061,233
Deferred foreign capital gain tax	1,561	—	—	—
Payables:
Investments purchased	—	600,080	4,044,696	—
Variation margin on futures contracts	4,593,612	95,777	107,899	90,446
Capital shares redeemed	—	164,498	—	—
Investment advisory fees	3,950,673	264,126	120,068	73,241
Professional fees	13,692	1,954	—	—

Total liabilities	879,520,491	53,179,928	45,391,349	5,224,920

NET ASSETS	$66,212,279,795	$3,463,612,914	$2,844,598,434	$904,691,829

NET ASSETS CONSIST OF:
Paid-in capital	$71,071,965,284	$3,842,350,178	$2,847,823,032	$935,996,267
Accumulated loss	(4,859,685,489)	(378,737,264)	(3,224,598)	(31,304,438)

NET ASSETS	$66,212,279,795	$3,463,612,914	$2,844,598,434	$904,691,829

Shares outstanding	1,132,200,000	78,000,000	54,300,000	17,200,000

Net asset value	$58.48	$44.41	$52.39	$52.60

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$808,849,450	$49,018,257	$38,668,052	$4,721,310
(b) Investments, at cost — Unaffiliated	$69,407,774,733	$3,748,725,473	$2,733,228,612	$902,625,916
(c) Investments, at cost — Affiliated	$875,974,877	$52,364,507	$41,886,926	$5,151,944
(d) Foreign currency, at cost	$124,967,504	$7,124,345	$6,236,120	$1,256,523
(e) Foreign currency collateral pledged, at cost	$32,882,696	$2,559,783	$896,012	$170,758

See notes to financial statements.

FINANCIAL STATEMENTS	121

Statements of Assets and Liabilities  (continued)

July 31, 2020

iShares Core MSCI Total International Stock ETF (Consolidated)

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$19,428,834,429
Affiliated(c)	380,569,697
Cash	71,987
Foreign currency, at value(d)	21,261,569
Cash pledged:
Futures contracts	10,171,000
Receivables:
Investments sold	3,832,290
Securities lending income — Affiliated	755,774
Dividends	33,904,625
Tax reclaims	13,917,439
Foreign withholding tax claims	101,086

Total assets	19,893,419,896

LIABILITIES
Collateral on securities loaned, at value	341,642,324
Deferred foreign capital gain tax	2,155,374
Payables:
Variation margin on futures contracts	1,813,449
Investment advisory fees	1,485,766
Professional fees	2,818
Foreign taxes	7,818

Total liabilities	347,107,549

NET ASSETS	$19,546,312,347

NET ASSETS CONSIST OF:
Paid-in capital	$19,429,617,952
Accumulated earnings	116,694,395

NET ASSETS	$19,546,312,347

Shares outstanding	343,400,000

Net asset value	$56.92

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$318,128,724
(b) Investments, at cost — Unaffiliated	$18,681,315,705
(c) Investments, at cost — Affiliated	$380,284,283
(d) Foreign currency, at cost	$21,172,987

See notes to financial statements.

122	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2020

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Pacific ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,883,164,701	$91,840,597	$63,758,421	$29,464,280
Dividends — Affiliated	203,265	11,695	9,775	3,360
Non-cash dividends — Unaffiliated	—	4,637,951	—	—
Securities lending income — Affiliated — net	19,726,209	1,046,943	650,945	152,511
Other income — Unaffiliated	7,812	680	—	—
Foreign taxes withheld	(145,176,210)	(8,907,159)	(5,501,444)	(1,848,814)

Total investment income	1,757,925,777	88,630,707	58,917,697	27,771,337

EXPENSES
Investment advisory fees	46,635,341	3,145,992	1,030,965	904,027
Miscellaneous	264	264	264	264

Total expenses	46,635,605	3,146,256	1,031,229	904,291

Net investment income	1,711,290,172	85,484,451	57,886,468	26,867,046

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(746,661,982)	(53,480,679)	(91,452,945)	(6,564,051)
Investments — Affiliated	(252,618)	14,451	(11,514)	(8,519)
In-kind redemptions — Unaffiliated	913,413,262	22,137,337	34,699,976	17,166,534
Futures contracts	20,600,717	69,780	539,697	1,303,812
Foreign currency transactions	3,450,363	484,393	170,438	(36,179)

Net realized gain (loss)	190,549,742	(30,774,718)	(56,054,348)	11,861,597

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(3,501,303,193)	(196,713,553)	105,267,653	(65,369,087)
Investments — Affiliated	446,446	16,023	13,095	1,262
Futures contracts	(14,062,881)	(801,736)	(333,206)	(177,084)
Foreign currency translations	16,410,583	1,190,277	401,094	75,076

Net change in unrealized appreciation (depreciation)	(3,498,509,045)	(196,308,989)	105,348,636	(65,469,833)

Net realized and unrealized gain (loss)	(3,307,959,303)	(227,083,707)	49,294,288	(53,608,236)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,596,669,131)	$(141,599,256)	$107,180,756	$(26,741,190)

See notes to financial statements.

FINANCIAL STATEMENTS	123

Statements of Operations  (continued)

Year Ended July 31, 2020

iShares Core MSCI Total International Stock ETF (Consolidated)

INVESTMENT INCOME
Dividends — Unaffiliated	$478,712,075
Dividends — Affiliated	335,686
Non-cash dividends — Unaffiliated	44,762,052
Securities lending income — Affiliated — net	8,500,713
Other income — Unaffiliated	6,540
Foreign taxes withheld	(45,281,195)
Other foreign taxes	(140,985)

Total investment income	486,894,886

EXPENSES
Investment advisory fees	15,568,501
Commitment fees	27,089
Miscellaneous	264
Mauritius income taxes	189,132

Total expenses	15,784,986

Less:
Investment advisory fees waived	(46,105)

Total expenses after fees waived	15,738,881

Net investment income	471,156,005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(370,097,113)
Investments — Affiliated	7,335,637
In-kind redemptions — Unaffiliated	147,466,120
Futures contracts	6,553,089
Foreign currency transactions	(1,769,990)
Payment by affiliate	3,531

Net realized loss	(210,508,726)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	150,015,201
Investments — Affiliated	(5,049,366)
Futures contracts	2,254,009
Foreign currency translations	1,565,875

Net change in unrealized appreciation (depreciation)	148,785,719

Net realized and unrealized loss	(61,723,007)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$409,432,998

(a) Net of foreign capital gain tax of	$3,634
(b) Net of deferred foreign capital gain tax of	$1,414,337

See notes to financial statements.

124	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Core MSCI EAFE ETF		iShares Core MSCI Europe ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,711,290,172	$1,947,373,956	$85,484,451	$108,532,924
Net realized gain (loss)	190,549,742	35,513,681	(30,774,718)	52,279,646
Net change in unrealized appreciation (depreciation)	(3,498,509,045)	(3,767,852,556)	(196,308,989)	(190,829,030)

Net decrease in net assets resulting from operations	(1,596,669,131)	(1,784,964,919)	(141,599,256)	(30,016,460)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,764,989,830)	(1,961,739,992)	(78,913,185)	(107,720,690)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,724,444,154	9,821,305,728	466,592,718	832,458,453

NET ASSETS
Total increase in net assets	1,362,785,193	6,074,600,817	246,080,277	694,721,303
Beginning of year	64,849,494,602	58,774,893,785	3,217,532,637	2,522,811,334

End of year	$66,212,279,795	$64,849,494,602	$3,463,612,914	$3,217,532,637

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	125

Statements of Changes in Net Assets  (continued)

	iShares Core MSCI International Developed Markets ETF		iShares Core MSCI Pacific ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$57,886,468	$39,998,787	$26,867,046	$27,887,376
Net realized gain (loss)	(56,054,348)	(5,599,501)	11,861,597	(9,901,438)
Net change in unrealized appreciation (depreciation)	105,348,636	(7,489,243)	(65,469,833)	(21,651,959)

Net increase (decrease) in net assets resulting from operations	107,180,756	26,910,043	(26,741,190)	(3,666,021)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(56,516,718)	(39,944,969)	(31,980,275)	(28,064,838)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,368,281,628	534,573,727	(70,795,053)	174,993,035

NET ASSETS
Total increase (decrease) in net assets	1,418,945,666	521,538,801	(129,516,518)	143,262,176
Beginning of year	1,425,652,768	904,113,967	1,034,208,347	890,946,171

End of year	$2,844,598,434	$1,425,652,768	$904,691,829	$1,034,208,347

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

126	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Core MSCI Total International Stock ETF (Consolidated)
	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$471,156,005	$398,472,824
Net realized loss	(210,508,726)	(215,745,872)
Net change in unrealized appreciation (depreciation)	148,785,719	(285,186,567)

Net increase (decrease) in net assets resulting from operations	409,432,998	(102,459,615)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(469,420,157)	(387,735,451)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,148,747,536	5,356,390,012

NET ASSETS
Total increase in net assets	4,088,760,377	4,866,194,946
Beginning of year	15,457,551,970	10,591,357,024

End of year	$19,546,312,347	$15,457,551,970

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	127

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core MSCI EAFE ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16

Net asset value, beginning of year	$60.80	$64.89	$62.42	$54.16		$59.33

Net investment income(a)	1.52	2.00	2.05	1.76		1.72
Net realized and unrealized gain (loss)(b)	(2.26)	(4.14)	2.30	8.06		(5.46)

Net increase (decrease) from investment operations	(0.74)	(2.14)	4.35	9.82		(3.74)

Distributions(c)
From net investment income	(1.58)	(1.95)	(1.88)	(1.56)		(1.43)

Total distributions	(1.58)	(1.95)	(1.88)	(1.56)		(1.43)

Net asset value, end of year	$58.48	$60.80	$64.89	$62.42		$54.16

Total Return
Based on net asset value	(1.30)%	(3.13)%	7.02%	18.36%		(6.24)%

Ratios to Average Net Assets
Total expenses	0.07%	0.08%	0.08%	0.09%		0.12%

Total expenses after fees waived	0.07%	0.08%	0.08%	0.09%		0.12%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.08%	N/A	0.09%		N/A

Net investment income	2.57%	3.31%	3.14%	3.07	%(d)	3.22%

Supplemental Data
Net assets, end of year (000)	$66,212,280	$64,849,495	$58,774,894	$33,131,929		$11,959,585

Portfolio turnover rate(e)	2%	3%	2%	2%		2%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:
• Ratio of net investment income to average net assets by 0.01%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

128	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Europe ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17		Year Ended 07/31/16

Net asset value, beginning of year	$45.70	$49.27	$48.02	$40.87		$46.46

Net investment income(a)	1.09	1.64	1.54	1.58		1.45
Net realized and unrealized gain (loss)(b)	(1.39)	(3.65)	1.47	6.71		(5.81)

Net increase (decrease) from investment operations	(0.30)	(2.01)	3.01	8.29		(4.36)

Distributions(c)
From net investment income	(0.99)	(1.56)	(1.76)	(1.14)		(1.23)

Total distributions	(0.99)	(1.56)	(1.76)	(1.14)		(1.23)

Net asset value, end of year	$44.41	$45.70	$49.27	$48.02		$40.87

Total Return
Based on net asset value	(0.66)%	(3.96)%	6.36%	20.54%		(9.39)%

Ratios to Average Net Assets
Total expenses	0.09%	0.10%	0.10%	0.11%		0.12%

Total expenses after fees waived	0.09%	0.10%	0.10%	0.11%		0.11%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.10%	N/A	0.11%		N/A

Net investment income	2.45%	3.62%	3.09%	3.60	%(d)	3.51%

Supplemental Data
Net assets, end of year (000)	$3,463,613	$3,217,533	$2,522,811	$2,890,840		$960,411

Portfolio turnover rate(e)	3%	4%	3%	4%		3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:
• Ratio of net investment income to average net assets by 0.01%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	129

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI International Developed Markets ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Period From 03/21/17(a) to 07/31/17

Net asset value, beginning of period	$54.31	$57.40	$54.82	$50.87

Net investment income(b)	1.46	1.76	1.79	0.75
Net realized and unrealized gain (loss)(c)	(2.04)	(3.27)	2.06	3.88

Net increase (decrease) from investment operations	(0.58)	(1.51)	3.85	4.63

Distributions(d)
From net investment income	(1.34)	(1.58)	(1.27)	(0.68)

Total distributions	(1.34)	(1.58)	(1.27)	(0.68)

Net asset value, end of period	$52.39	$54.31	$57.40	$54.82

Total Return
Based on net asset value	(1.14)%	(2.48)%	7.07%	9.14	%(e)

Ratios to Average Net Assets
Total expenses	0.05%	0.05%	0.07%	0.07	%(f)

Total expenses after fees waived	0.05%	0.05%	0.03%	0.00	%(f)

Net investment income	2.81%	3.28%	3.08%	3.90	%(f)

Supplemental Data
Net assets, end of period (000)	$2,844,598	$1,425,653	$904,114	$65,788

Portfolio turnover rate(g)	17%	5%	6%	2	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

130	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Pacific ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$55.60	$58.23	$55.49	$49.58	$51.18

Net investment income(a)	1.45	1.64	1.59	1.28	1.18
Net realized and unrealized gain (loss)(b)	(2.72)	(2.67)	3.01	6.07	(1.66)

Net increase (decrease) from investment operations	(1.27)	(1.03)	4.60	7.35	(0.48)

Distributions(c)
From net investment income	(1.73)	(1.60)	(1.86)	(1.44)	(1.12)

Total distributions	(1.73)	(1.60)	(1.86)	(1.44)	(1.12)

Net asset value, end of year	$52.60	$55.60	$58.23	$55.49	$49.58

Total Return
Based on net asset value	(2.45)%	(1.61)%	8.28%	15.09%	(0.79)%

Ratios to Average Net Assets
Total expenses	0.09%	0.10%	0.10%	0.11%	0.13%

Total expenses after fees waived	0.09%	0.10%	0.10%	0.11%	0.11%

Net investment income	2.67%	2.97%	2.71%	2.48%	2.52%

Supplemental Data
Net assets, end of year (000)	$904,692	$1,034,208	$890,946	$1,082,055	$778,376

Portfolio turnover rate(d)	5%	5%	5%	3%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	131

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Total International Stock ETF (Consolidated)
	Year Ended 07/31/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$57.96		$61.36	$59.26	$50.96	$54.71

Net investment income(a)	1.53		1.77	1.79	1.58	1.46
Net realized and unrealized gain (loss)(b)	(1.06)		(3.55)	1.98	8.01	(3.88)

Net increase (decrease) from investment operations	0.47		(1.78)	3.77	9.59	(2.42)

Distributions(c)
From net investment income	(1.51)		(1.62)	(1.67)	(1.29)	(1.33)

Total distributions	(1.51)		(1.62)	(1.67)	(1.29)	(1.33)

Net asset value, end of year	$56.92		$57.96	$61.36	$59.26	$50.96

Total Return
Based on net asset value	0.77	%(d)	(2.73)%	6.39%	19.08%	(4.31)%

Ratios to Average Net Assets
Total expenses(e)	0.09%		0.10%	0.11%	0.12%	0.14%

Total expenses after fees waived(e)	0.09%		0.10%	0.11%	0.12%	0.14%

Total expenses excluding professional fees for foreign withholding tax claims	N/A		0.10%	N/A	0.12%	N/A

Net investment income	2.72%		3.09%	2.87%	2.93%	2.95%

Supplemental Data
Net assets, end of year (000)	$19,546,312		$15,457,552	$10,591,357	$6,892,430	$2,542,666

Portfolio turnover rate(f)(g)	7%		6%	2%	3%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

132	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI EAFE	Diversified
Core MSCI Europe	Diversified
Core MSCI International Developed Markets(a)	Diversified
Core MSCI Pacific	Diversified
Core MSCI Total International Stock	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Basis of Consolidation: The accompanying consolidated financial statements for the iShares Core MSCI Total International Stock ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2020, if any, are disclosed in the statement of assets and liabilities.

The iShares Core MSCI Total International Stock ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements  (continued)

Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

134	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Core MSCI EAFE
Barclays Capital Inc.	$1,334,057	$1,334,057		$—	$—
BNP Paribas Securities Corp.	13,649	13,649		—	—
BofA Securities, Inc.	228,114,311	228,114,311		—	—
Citigroup Global Markets Inc.	17,603,568	17,603,568		—	—
Credit Suisse AG	17,053,021	17,053,021		—	—
Credit Suisse Securities (USA) LLC	14,996,607	14,996,607		—	—
Deutsche Bank Securities Inc.	9,559,570	9,559,570		—	—
Goldman Sachs & Co.	195,208,270	195,208,270		—	—
HSBC Bank PLC	5,547,592	5,547,592		—	—
Jefferies LLC	1,816,723	1,816,723		—	—
JPMorgan Securities LLC	24,997,712	24,997,712		—	—
Macquarie Bank Limited	11,067,557	11,067,557		—	—
Morgan Stanley & Co. LLC	269,064,324	269,064,324		—	—
Nomura Securities International Inc.	1,605,577	1,605,577		—	—
Scotia Capital (USA) Inc.	319,994	319,994		—	—
SG Americas Securities LLC	3,805,915	3,805,915		—	—
State Street Bank & Trust Company	471,196	471,196		—	—
UBS AG	6,227,713	6,227,713		—	—
UBS Securities LLC	42,094	42,094		—	—

	$808,849,450	$808,849,450		$—	$—

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Core MSCI Europe
BNP Paribas Securities Corp.	$93,976	$93,976		$—	$—
BofA Securities, Inc.	14,845,066	14,845,066		—	—
Citigroup Global Markets Inc.	147,245	147,245		—	—
Credit Suisse AG	35,433	35,433		—	—
Credit Suisse Securities (USA) LLC	251,846	251,846		—	—
Deutsche Bank Securities Inc.	502,620	502,620		—	—
Goldman Sachs & Co.	13,463,443	13,463,443		—	—
HSBC Bank PLC	298,740	298,740		—	—
JPMorgan Securities LLC	1,383,445	1,383,445		—	—
Morgan Stanley & Co. LLC	16,585,899	16,585,899		—	—
Scotia Capital (USA) Inc.	365,529	365,529		—	—
UBS AG	1,045,015	1,045,015		—	—

	$49,018,257	$49,018,257		$—	$—

Core MSCI International Developed Markets
BNP Paribas Securities Corp.	$102,368	$102,368		$—	$—
BofA Securities, Inc.	6,553,681	6,553,681		—	—
Citigroup Global Markets Inc.	1,086,225	1,086,225		—	—
Credit Suisse AG	233,474	233,474		—	—
Credit Suisse Securities (USA) LLC	1,503,097	1,503,097		—	—
HSBC Bank PLC	878,352	878,352		—	—
Jefferies LLC	48,797	48,797		—	—
JPMorgan Securities LLC	3,700,200	3,700,200		—	—
Macquarie Bank Limited	334,652	334,652		—	—
Morgan Stanley & Co. LLC	22,001,789	22,001,789		—	—
Scotia Capital (USA) Inc.	140,726	140,726		—	—
SG Americas Securities LLC	138,384	138,384		—	—
State Street Bank & Trust Company	123,821	123,821		—	—
UBS AG	1,427,858	1,427,858		—	—
Wells Fargo Securities LLC	394,628	394,628		—	—

	$38,668,052	$38,668,052		$—	$—

Core MSCI Pacific
BofA Securities, Inc.	$1,430,313	$1,430,313		$—	$—
Credit Suisse Securities (USA) LLC	246,701	246,701		—	—
HSBC Bank PLC	17,514	17,514		—	—
Jefferies LLC	80,425	80,425		—	—
JPMorgan Securities LLC	435,891	435,891		—	—
Macquarie Bank Limited	574,579	574,579		—	—
Morgan Stanley & Co. LLC	1,701,803	1,701,803		—	—
Nomura Securities International Inc.	234,084	234,084		—	—

	$4,721,310	$4,721,310		$—	$—

136	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Core MSCI Total International Stock
Barclays Bank PLC	$266,752	$266,752		$—	$—
Barclays Capital Inc.	8,249,717	8,249,717		—	—
BNP Paribas Prime Brokerage International Ltd.	10,173,399	10,173,399		—	—
BNP Paribas Securities Corp.	1,132,939	1,132,939		—	—
BofA Securities, Inc.	72,560,579	72,560,579		—	—
Citigroup Global Markets Inc.	6,206,800	6,206,800		—	—
Credit Suisse AG	733,675	733,675		—	—
Credit Suisse Securities (USA) LLC	9,424,845	9,424,845		—	—
Deutsche Bank Securities Inc.	6,328,759	6,328,759		—	—
Goldman Sachs & Co.	60,093,745	60,093,745		—	—
HSBC Bank PLC	4,888,827	4,888,827		—	—
Jefferies LLC	675,879	675,879		—	—
JPMorgan Securities LLC	24,721,919	24,721,919		—	—
JPMorgan Securities PLC	378,140	378,140		—	—
Macquarie Bank Limited	2,421,634	2,421,634		—	—
Morgan Stanley & Co. International PLC	430,596	430,596		—	—
Morgan Stanley & Co. LLC	94,739,134	94,739,134		—	—
Nomura Securities International Inc.	4,310,345	4,310,345		—	—
SG Americas Securities LLC	918,679	918,679		—	—
State Street Bank & Trust Company	1,729,526	1,729,526		—	—
TD Prime Services LLC	45,072	45,072		—	—
UBS AG	1,912,392	1,912,392		—	—
UBS Securities LLC	2,110,308	2,110,308		—	—
Wells Fargo Securities LLC	3,675,063	3,675,063		—	—

	$318,128,724	$318,128,724		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core MSCI EAFE	0.07%
Core MSCI Europe	0.09
Core MSCI International Developed Markets	0.05
Core MSCI Pacific	0.09
Core MSCI Total International Stock	0.09

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee, acquired fund fees and expenses, and any other fund expenses is a fund’s total annual operating expenses.

For the iShares Core MSCI Total International Stock ETF, BFA contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2021 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended July 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core MSCI EAFE	$4,636,472
Core MSCI Europe	245,366
Core MSCI International Developed Markets	150,263
Core MSCI Pacific	34,948
Core MSCI Total International Stock	1,969,790

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

138	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core MSCI EAFE	$290,933,901	$129,473,632	$(29,517,906)
Core MSCI Europe	7,017,571	12,085,948	(3,009,141)
Core MSCI International Developed Markets	982,783	422,109	(37,820)
Core MSCI Pacific	2,754,462	2,944,792	147,375
Core MSCI Total International Stock	17,588,654	122,566,018	(36,311,261)

During the year ended July 31, 2020, the iShares Core MSCI Total International Stock ETF received a reimbursement of $3,531 from an affiliate, which is included in payment by affiliate in the statement of operations, related to an operating events.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Core MSCI EAFE	$3,138,563,072	$1,651,778,720
Core MSCI Europe	189,060,571	101,621,141
Core MSCI International Developed Markets	464,942,199	349,247,510
Core MSCI Pacific	47,972,125	54,579,467
Core MSCI Total International Stock	2,553,561,123	1,125,736,486

For the year ended July 31, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI EAFE	$7,898,024,398	$4,513,648,182
Core MSCI Europe	896,871,364	501,987,431
Core MSCI International Developed Markets	1,424,558,402	172,842,038
Core MSCI Pacific	26,316,147	92,871,872
Core MSCI Total International Stock	3,152,555,562	437,495,875

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Core MSCI EAFE	$863,771,719	$(863,771,719)
Core MSCI Europe	19,336,161	(19,336,161)
Core MSCI International Developed Markets	34,031,404	(34,031,404)
Core MSCI Pacific	15,916,371	(15,916,371)
Core MSCI Total International Stock	138,495,176	(138,495,176)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19
Core MSCI EAFE
Ordinary income	$1,764,989,830	$1,961,739,992

Core MSCI Europe
Ordinary income	$78,913,185	$107,720,690

Core MSCI International Developed Markets
Ordinary income	$56,516,718	$39,944,969

Core MSCI Pacific
Ordinary income	$31,980,275	$28,064,838

Core MSCI Total International Stock
Ordinary income	$469,420,157	$387,735,451

As of July 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total
Core MSCI EAFE	$149,731,420	$(1,166,273,040)	$(3,843,143,869)	$—		$(4,859,685,489)
Core MSCI Europe	16,093,149	(79,984,762)	(314,845,651)	—		(378,737,264)
Core MSCI International Developed Markets	14,018,148	(101,795,325)	84,552,579	—		(3,224,598)
Core MSCI Pacific	—	(22,550,564)	(6,598,175)	(2,155,699)		(31,304,438)
Core MSCI Total International Stock	90,853,716	(504,473,990)	530,314,669	—		116,694,395

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions, and foreign tax withholding reclaims.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI EAFE	$70,600,164,242	$9,995,915,924	$(13,852,611,486)	$(3,856,695,562)
Core MSCI Europe	3,811,694,688	455,053,555	(771,013,537)	(315,959,982)
Core MSCI International Developed Markets	2,790,863,699	355,690,033	(271,497,977)	84,192,056
Core MSCI Pacific	912,663,140	166,533,844	(173,165,399)	(6,631,555)
Core MSCI Total International Stock	19,278,242,774	3,212,293,009	(2,681,131,657)	531,161,352

140	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

9.	LINE OF CREDIT

The iShares Core MSCI Total International Stock ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Fund may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The Fund did not borrow under the credit agreement during the year ended July 31, 2020.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations,

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements  (continued)

financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount
Core MSCI EAFE
Shares sold	150,800,000	$9,265,882,053	183,600,000	$11,156,266,257
Shares redeemed	(85,200,000)	(4,541,437,899)	(22,800,000)	(1,334,960,529)

Net increase	65,600,000	$4,724,444,154	160,800,000	$9,821,305,728

Core MSCI Europe
Shares sold	20,500,000	$981,432,739	28,600,000	$1,255,161,020
Shares redeemed	(12,900,000)	(514,840,021)	(9,400,000)	(422,702,567)

Net increase	7,600,000	$466,592,718	19,200,000	$832,458,453

Core MSCI International Developed Markets
Shares sold	31,200,000	$1,548,093,562	12,750,000	$652,992,504
Shares redeemed	(3,150,000)	(179,811,934)	(2,250,000)	(118,418,777)

Net increase	28,050,000	$1,368,281,628	10,500,000	$534,573,727

Core MSCI Pacific
Shares sold	500,000	$27,676,436	3,300,000	$174,993,035
Shares redeemed	(1,900,000)	(98,471,489)	—	—

Net increase (decrease)	(1,400,000)	$(70,795,053)	3,300,000	$174,993,035

Core MSCI Total International Stock
Shares sold	87,200,000	$4,719,594,973	94,100,000	$5,356,390,012
Shares redeemed	(10,500,000)	(570,847,437)	—	—

Net increase	76,700,000	$4,148,747,536	94,100,000	$5,356,390,012

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Core MSCI EAFE, iShares Core MSCI Europe and iShares Core MSCI Total International Stock ETFs have filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares Core MSCI EAFE, iShares Core MSCI Europe and iShares Core MSCI Total International Stock

142	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

ETFs is able to pass through to its shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

13.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	143

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF,

iShares Core MSCI International Developed Markets ETF, iShares Core MSCI Pacific ETF and

iShares Core MSCI Total International Stock ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF, iShares Core MSCI Pacific ETF and iShares Core MSCI Total International Stock ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

144	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Dividend Income
Core MSCI EAFE	$1,689,620,696
Core MSCI Europe	94,811,355
Core MSCI International Developed Markets	55,986,165
Core MSCI Pacific	22,954,281
Core MSCI Total International Stock	404,748,098

For the fiscal year ended July 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI EAFE	$1,881,624,514	$160,325,516
Core MSCI Europe	96,551,766	8,553,081
Core MSCI International Developed Markets	63,776,612	5,260,695
Core MSCI Pacific	29,527,647	2,057,922
Core MSCI Total International Stock	523,168,954	43,761,388

IMPORTANT TAX INFORMATION	145

Board Review and Approval of Investment Advisory Contract

iShares Trust

iShares Core MSCI EAFE ETF, iShares Core MSCI International Developed Markets ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

146	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	147

Board Review and Approval of Investment Advisory Contract  (continued)

iShares Core MSCI Europe ETF, iShares Core MSCI Pacific ETF, iShares Core MSCI Total International Stock ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

148	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	149

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI EAFE(a)	$1.547818	$—	$0.032399	$1.580217	98%	—%	2%	100%
Core MSCI Europe	0.990398	—	—	0.990398	100	—	—	100
Core MSCI International Developed Markets	1.344157	—	—	1.344157	100	—	—	100
Core MSCI Pacific(a)	1.683751	—	0.048223	1.731974	97	—	3	100
Core MSCI Total International Stock(a)	1.503471	—	0.008976	1.512447	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

150	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Core MSCI EAFE ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	37	2.68
Greater than 0.5% and Less than 1.0%	169	12.22
Greater than 0.0% and Less than 0.5%	720	52.06
At NAV	23	1.66
Less than 0.0% and Greater than –0.5%	319	23.07
Less than –0.5% and Greater than –1.0%	71	5.13
Less than –1.0% and Greater than –1.5%	20	1.45
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –6.0%	1	0.07

	1,383	100.00%

iShares Core MSCI Europe ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5% and Less than 6.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	41	2.96
Greater than 0.5% and Less than 1.0%	135	9.76
Greater than 0.0% and Less than 0.5%	702	50.77
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	396	28.64
Less than –0.5% and Greater than –1.0%	54	3.90
Less than –1.0% and Greater than –1.5%	20	1.45
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	151

Supplemental Information  (unaudited) (continued)

iShares Core MSCI International Developed Markets ETF

Period Covered: March 23, 2017 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.12%
Greater than 2.0% and Less than 2.5%	2	0.24
Greater than 1.5% and Less than 2.0%	4	0.49
Greater than 1.0% and Less than 1.5%	12	1.46
Greater than 0.5% and Less than 1.0%	97	11.77
Greater than 0.0% and Less than 0.5%	437	53.04
At NAV	9	1.09
Less than 0.0% and Greater than –0.5%	197	23.91
Less than –0.5% and Greater than –1.0%	45	5.46
Less than –1.0% and Greater than –1.5%	12	1.46
Less than –1.5% and Greater than –2.0%	3	0.36
Less than –2.0% and Greater than –2.5%	3	0.36
Less than –2.5% and Greater than –3.0%	1	0.12
Less than –3.0% and Greater than –3.5%	1	0.12

	824	100.00%

iShares Core MSCI Pacific ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	23	1.66
Greater than 1.0% and Less than 1.5%	74	5.35
Greater than 0.5% and Less than 1.0%	205	14.82
Greater than 0.0% and Less than 0.5%	499	36.09
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	335	24.23
Less than –0.5% and Greater than –1.0%	124	8.97
Less than –1.0% and Greater than –1.5%	44	3.18
Less than –1.5% and Greater than –2.0%	30	2.17
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	5	0.36
Less than –6.0%	1	0.07

	1,383	100.00%

152	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Core MSCI Total International Stock ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	43	3.11
Greater than 0.5% and Less than 1.0%	219	15.84
Greater than 0.0% and Less than 0.5%	740	53.52
At NAV	22	1.59
Less than 0.0% and Greater than –0.5%	257	18.58
Less than –0.5% and Greater than –1.0%	64	4.63
Less than –1.0% and Greater than –1.5%	17	1.23
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	153

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of July 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

154	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005) ; Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	155

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

156	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

GLOSSARY OF TERMS USED IN THIS REPORT	157

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-710-0720

JULY 31, 2020

2020 Annual Report

iShares Trust

•	iShares Edge MSCI Intl Momentum Factor ETF | IMTM | NYSE Arca
•	iShares Edge MSCI Intl Quality Factor ETF | IQLT | NYSE Arca
•	iShares Edge MSCI Intl Size Factor ETF | ISZE | NYSE Arca
•	iShares Edge MSCI Intl Value Factor ETF | IVLU | NYSE Arca
•	iShares Edge MSCI USA Momentum Factor ETF | MTUM | Cboe BZX
•	iShares Edge MSCI USA Quality Factor ETF | QUAL | Cboe BZX
•	iShares Edge MSCI USA Size Factor ETF | SIZE | NYSE Arca
•	iShares Edge MSCI USA Value Factor ETF | VLUE | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

BlackRock, Inc.

Rob Kapito

BlackRock, Inc.

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a positive return during the 12 months ended July 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.20% in U.S. dollar terms for the reporting period.

Global stocks posted steady gains for the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading afflicted countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors tried to project the length of the disruption and its ultimate economic impact. Beginning in late March 2020, massive stimulus from the world’s largest central banks and governments, as well as tentative success with slowing the virus’ transmission and optimism surrounding potential vaccines, led to a recovery in equity prices.

In the U.S., following the issuance of stay-at-home orders and other restrictions on public gatherings and nonessential work, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Unemployment increased dramatically as record jobless claims brought the unemployment rate up to 14.7% in April 2020, the highest rate since the Great Depression.

In response to the pandemic, the federal government enacted several rounds of stimulus spending, including the U.S. $1.8 trillion CARES act, followed by an additional U.S. $484 billion in aid for small businesses and hospitals. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by enacting two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The combination of Fed intervention, support from government stimulus, and optimism surrounding development of a coronavirus vaccine led to a significant recovery in U.S. stock prices. By the end of the reporting period many stocks had recovered to near their pre-coronavirus highs.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans, and in July 2020 Eurozone countries reached a historic deal for a collective €750 billion stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. Nonetheless, the stock recovery in Europe was relatively muted compared to other parts of the world, and overall returns were negative for the reporting period.

Asia-Pacific stocks posted a solid return despite a sharp decline when the coronavirus outbreaks worsened. The Chinese economy weakened initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and canceled existing orders. By the end of the reporting period, however, progress in many Asian countries in reducing infections and signs of economic recovery in China led to a significant rise in Asia-Pacific equity markets.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Intl Momentum Factor ETF

Investment Objective

The iShares Edge MSCI Intl Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, as represented by the MSCI World ex USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	13.65%	5.87%	6.85%	13.65%	32.97%	44.46%
Fund Market	14.22	5.83	6.84	14.22	32.73	44.35
Index	13.91	6.08	7.14	13.91	34.34	46.60

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,052.10	$ 1.53		$ 1,000.00	$ 1,023.40	$ 1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Intl Momentum Factor ETF

Portfolio Management Commentary

International developed stocks with relatively higher momentum characteristics advanced strongly for the reporting period despite a global recession precipitated by the coronavirus pandemic. Japanese equities contributed the most to the Index’s return, driven largely by the healthcare and information technology sectors. Among healthcare stocks, pharmaceuticals companies posted strong gains amid positive investor sentiment about treatments for the coronavirus and new cancer drugs. Solid profit growth in the healthcare equipment and services industry also contributed to the Index’s performance. Japanese information technology stocks bolstered the Index’s return, supported by the electronic equipment, instruments, and components industry, which advanced amid ongoing adoption of robotics and automated systems in manufacturing.

Stocks in Canada also contributed meaningfully to the Index’s return, driven by the information technology sector. The sector benefited from higher demand for e-commerce products from software and services companies, particularly as consumers increasingly used online shopping platforms during the pandemic. Metals and mining stocks also contributed, benefiting from the sharp increase in precious metals prices during the second half of the reporting period.

Information technology stocks were also the top contributors to the Index’s performance in the Netherlands, most notably the semiconductor equipment industry. Semiconductor makers increased their demand for manufacturing equipment as work-from-home arrangements expanded during the pandemic, driving the expansion of 5G networks, data center usage, and the ongoing shift to cloud computing.

Swiss equities were smaller, though meaningful, drivers of the Index’s performance during the reporting period. Contribution stemmed primarily from the healthcare sector where the pharmaceuticals industry gained, benefiting from emergency FDA approval of coronavirus tests and investor optimism about drug trials for coronavirus treatments.

In terms of relative performance, the Index significantly outperformed the broader market, as represented by the MSCI World ex USA Index. The momentum factor had significant exposure to less economically sensitive sectors at the beginning of 2020, leading it to outperform during the broad market sell-off. This led to outperformance during the market sell-off in early 2020. Portfolio rebalancing in the spring of 2020 led to higher exposure to the information technology and healthcare sectors, which outperformed the broad market during 2020 through the end of the reporting period, benefiting relative performance. Security selection in Canada and the U.K. were notable drivers of relative performance. Turning to sectors, stock selection and overweight positioning in the information technology and healthcare sectors contributed to outperformance. Underweight positions in the energy and financials sectors, as well as security selection in financials, also bolstered relative returns.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Health Care	27.5%
Information Technology	18.3
Materials	10.7
Industrials	10.2
Consumer Discretionary	8.1
Consumer Staples	6.7
Utilities	5.8
Communication Services	5.6
Financials	5.1
Real Estate	1.1
Energy	0.9

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	24.3%
Canada	11.8
France	8.9
United Kingdom	8.7
Switzerland	8.3
Netherlands	7.1
Germany	6.5
Denmark	5.9
Australia	4.7
Sweden	3.9

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Intl Quality Factor ETF

Investment Objective

The iShares Edge MSCI Intl Quality Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher quality characteristics as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity, as represented by the MSCI World ex USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.86%	4.88%	5.69%	3.86%	26.93%	35.97%
Fund Market	4.30	4.78	5.66	4.30	26.28	35.72
Index	4.05	5.06	5.93	4.05	27.96	37.65

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 964.60	$ 1.47		$ 1,000.00	$ 1,023.40	$ 1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Intl Quality Factor ETF

Portfolio Management Commentary

International developed equities with higher quality characteristics advanced during the reporting period despite a global recession precipitated by the coronavirus pandemic. Swiss equities contributed the most to the Index’s return, driven largely by the healthcare sector. Pharmaceuticals companies posted strong gains amid emergency FDA approval of coronavirus tests and investor optimism about drug trials for coronavirus treatments. The consumer staples sector also supported the Index’s performance, advancing as consumers stockpiled food and essential household products during pandemic-related restrictions.

Stocks in the Netherlands were also key contributors to the Index’s return. Information technology stocks contributed the most, particularly the semiconductor equipment industry. Semiconductor makers increased their demand for manufacturing equipment as work-from-home arrangements expanded during the pandemic, driving the expansion of 5G networks, data center usage, and the ongoing shift to cloud computing.

Healthcare stocks were the largest contributors in Denmark. The pharmaceuticals industry advanced as sales of drugs to treat chronic conditions such as diabetes increased, driven by consumers and healthcare providers stocking up on essential medicines during stay-at-home restrictions. In Japan, the communications services sector contributed to the Index’s return, supported by wireless telecommunication services stocks, which gained amid expectations of 5G service rollouts during 2020. Semiconductor equipment makers buoyed the information technology sector, which also contributed, benefiting from the global increase in demand for telecommuting products.

On the downside, stocks in the U.K. and France detracted from the Index’s performance. The energy sector was the main detractor in the U.K., as already-low oil prices declined sharply due to increased competition from suppliers in Saudi Arabia and Russia, while the coronavirus outbreak precipitated a steep drop in demand for energy. French industrials stocks also weighed notably on the Index’s return, as travel restrictions led to sharply reduced demand for new aircraft.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI World ex USA Index. The quality factor tends to perform well during periods of economic slowdown and recovery. Consequently, quality-oriented stocks declined less during the coronavirus selloff in the first quarter of 2020 and outperformed the broader market during the rebound that followed. Positioning in Switzerland and stock selection in the U.K. drove relative performance, while security selection in Germany detracted. Turning to sectors, stock selection in the financials and industrials sectors contributed, while in the information technology and real estate sectors stock selection detracted slightly from relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	17.3%
Industrials	14.6
Health Care	12.8
Consumer Staples	11.8
Consumer Discretionary	10.7
Information Technology	8.5
Materials	8.2
Communication Services	4.9
Energy	4.5
Utilities	4.0
Real Estate	2.7

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United Kingdom	15.8%
Japan	14.8
Switzerland	12.9
Australia	7.7
France	7.6
Hong Kong	6.4
Netherlands	5.9
Canada	5.8
Denmark	5.0
Germany	4.1

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF

Investment Objective

The iShares Edge MSCI Intl Size Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI World ex USA Low Size Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(4.25)%	2.47%	2.34%	(4.25)%	13.00%	12.59%
Fund Market	(4.15)	2.27	2.18	(4.15)	11.86	11.68
Index	(4.39)	2.45	2.32	(4.39)	12.87	12.49

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

Index performance through December 2, 2018 reflects the performance of the MSCI World ex USA Risk Weighted Index. Index performance beginning on December 3, 2018 reflects the performance of the MSCI World ex USA Low Size Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 900.90	$ 1.42		$ 1,000.00	$ 1,023.40	$ 1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	9

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Intl Size Factor ETF

Portfolio Management Commentary

Smaller-capitalization international stocks declined during the reporting period amid a global recession precipitated by the coronavirus pandemic. Stocks in the U.K. detracted the most from the Index’s performance, driven by the communication services sector. Social distancing measures weighed on advertising companies’ revenues, which depend in part on events and exhibitions. Lower advertising spending and production stoppages pressured revenues in the broadcasting industry. In the financials sector, U.K. banks revised revenues lower due to the recession, declining interest rates, and increasing unemployment. Guidance from the Bank of England to suspend stock buybacks and dividend payments in order to maintain adequate liquidity levels also weighed on banks. The consumer discretionary sector’s detraction came largely from hotels, resorts, and cruise lines stocks, as travel restrictions led to sharply lower hotel bookings and the temporary cessation of operations for cruise lines.

Canadian equities also weighed on the Index’s performance, driven largely by the energy sector. Already-low oil prices declined sharply due to increased competition from suppliers in Saudi Arabia and Russia, while the pandemic precipitated a steep drop in demand for energy. Australian stocks, most notably in the financials and real estate sectors, also detracted. Banks declined amid lower interest rates and suspended dividend payments. Real estate stocks declined amid nonessential business closures, which led retailers and other businesses to miss rent obligations, curtailing property valuations. Anti-government protests and pandemic-related economic contraction drove detraction from the Index’s return in Hong Kong. Concern that China’s new laws limiting some personal freedoms would lead to further conflict and economic disruption weighed on investor sentiment. The real estate sector detracted the most, as shopping center operators and offices closed.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI World ex USA Index. The size factor’s underperformance occurred largely during the market rallies at the end of 2019 and toward the end of the reporting period, which were driven predominantly by large-capitalization information technology and healthcare stocks, to which the factor has less exposure. Stock selection in Japan and Canada and an underweight position in Switzerland detracted the most from relative performance, while an underweight in the U.K. contributed to the Index’s return. Turning to sectors, the mix of stocks in the industrials sector, including an overweight position in airlines, and an underweight position in the healthcare sector were relative detractors. In contrast, positioning in the financials sector and an underweight in the energy sector bolstered relative returns.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Industrials	17.3%
Financials	16.2
Consumer Discretionary	11.8
Materials	9.9
Consumer Staples	8.6
Information Technology	7.6
Health Care	7.5
Real Estate	6.5
Communication Services	6.4
Utilities	5.2
Energy	3.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	30.8%
Canada	8.9
United Kingdom	8.8
France	8.4
Australia	7.0
Germany	6.2
Switzerland	3.9
Sweden	3.8
Hong Kong	3.7
Netherlands	2.7

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Intl Value Factor ETF

Investment Objective

The iShares Edge MSCI Intl Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI World ex USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(13.57)%	(2.44)%	(2.25)%	(13.57)%	(11.60)%	(11.02)%
Fund Market	(13.28)	(2.49)	(2.25)	(13.28)	(11.85)	(11.03)
Index	(13.37)	(2.41)	(2.21)	(13.37)	(11.47)	(10.83)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 819.70	$ 1.36		$ 1,000.00	$ 1,023.40	$ 1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	11

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Intl Value Factor ETF

Portfolio Management Commentary

International developed equities with higher value characteristics declined significantly during the reporting period amid a global recession precipitated by the coronavirus pandemic. Japanese stocks were the main detractors from the Index’s return, driven in large part by the industrials sector. Pandemic-related shutdowns led to weakening global demand for capital goods such as industrial machinery, consequently Japan’s industrial production declined sharply. Transportation stocks were also solid detractors amid lower railroad ridership during the pandemic. The financials sector was another source of weakness. Banks, already constrained by negative domestic interest rates and social-distancing measures, which reduced consumer and corporate transactions, were further challenged by declining interest rates abroad, as the industry increasingly relies on overseas loans to generate income.

Stocks in the U.K. detracted meaningfully, driven by the energy sector. The oil, gas, and consumable fuels industry worked against the Index’s performance as already-low oil prices declined sharply due to increased competition from suppliers in Saudi Arabia and Russia, while the coronavirus outbreak precipitated a steep drop in demand for energy. U.K. banks detracted as the pandemic-related recession led to sharply lower revenue revisions amid decreasing interest rates and rising unemployment. Guidance from the Bank of England to suspend stock buybacks and dividend payments in order to maintain adequate liquidity levels also weighed on banks.

Banks were the leading source of weakness in Spain, another considerable detractor. Lower demand for consumer mortgages and other financial products amid the pandemic’s economic uncertainty prompted banks to increase provisions for higher loan defaults. Some banks also lowered executive compensation and suspended dividend payments.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI World ex USA Index. Value-oriented stocks posted sharper declines than the broad market during the pandemic-related sell-off in the first quarter of 2020. Although value stocks typically outperform during periods of economic recovery, value stocks were more negatively affected by pandemic-related shutdowns and partial re-openings than the broad market, and therefore posted more limited gains during the rebound at the end of the reporting period. Stock selection in Japan and the U.K. were the largest detractors from relative performance. Positioning in Switzerland also weighed on relative returns, while positioning in Australia benefited the Index’s performance. From a sector perspective, stock selection in the industrials and information technology sectors detracted the most from relative performance. Security selection in the financials and materials sectors also pressured relative returns.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	18.0%
Health Care	13.8
Industrials	12.8
Consumer Staples	10.9
Consumer Discretionary	10.8
Information Technology	8.5
Materials	8.5
Communication Services	5.5
Energy	4.3
Utilities	4.3
Real Estate	2.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	40.5%
United Kingdom	15.0
France	11.6
Germany	7.9
Switzerland	4.2
Italy	3.4
Netherlands	3.3
Hong Kong	2.9
Spain	2.5
Canada	2.4

(a)	Excludes money market funds.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI USA Momentum Factor ETF

Investment Objective

The iShares Edge MSCI USA Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks exhibiting relatively higher price momentum, as represented by the MSCI USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	17.71%	15.07%	16.15%	17.71%	101.78%	198.08%
Fund Market	17.74	15.06	16.16	17.74	101.67	198.11
Index	17.88	15.32	16.40	17.88	103.99	202.47

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,083.10	$ 0.78		$ 1,000.00	$ 1,024.10	$ 0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	13

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI USA Momentum Factor ETF

Portfolio Management Commentary

Stocks with relatively high price momentum advanced strongly for the reporting period despite the sharp stock market and economic downturn that followed restrictions to prevent the spread of the coronavirus. Equity markets rebounded near the end of the reporting period, leading to strong gains for the Index.

The information technology sector was the top contributor to the Index’s return, advancing strongly as social distancing requirements drove sharply higher use of technology products and services by people staying at home. Software companies made notable gains, driven by increased demand for cloud-based subscriptions of design, marketing, and business productivity software. Companies that create products which facilitate remote working, such as digital document signatures and video conferencing, also advanced. Semiconductors companies were a source of strength amid high demand for chips to support the expansion of data centers and video gaming, areas that grew following coronavirus-related shutdowns.

Stocks in the consumer discretionary sector were also meaningful contributors. Automobile manufacturers performed well, largely due to a large electric vehicle maker with rising growth expectations. While foot traffic at brick-and-mortar stores declined, internet and direct marketing retailers benefited from an increase in online shopping during the pandemic.

Healthcare stocks advanced, as gains from the development of treatments for coronavirus and cancer offset declines due to a reduction in elective medical procedures. The communication services sector contributed modestly to the Index’s return, driven by increased demand for online streaming services and video games as many consumers spent more time at home.

In terms of relative performance, the Index significantly outperformed the broader market, as represented by the MSCI USA Index. At the end of 2019, the momentum factor was positioned more defensively relative to the broader market, which led to outperformance during the market sell-off in early 2020. Portfolio rebalancing in the spring of 2020 resulted in higher exposure to the information technology and healthcare sectors, both of which outperformed the broader market through the end of the reporting period, benefiting relative performance. The financials sector was the leading contributor to relative return, with both underweight positioning and stock selection driving outperformance. A significant underweight position in the energy sector, which was constrained by lower oil prices following the rapid, coronavirus-related decline in economic activity, also helped relative performance. In contrast, positioning in the healthcare sector was the largest relative detractor.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	31.6%
Health Care	30.5
Consumer Discretionary	12.3
Communication Services	10.7
Real Estate	4.2
Financials	3.5
Consumer Staples	3.3
Utilities	1.4
Industrials	1.3
Materials	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	5.9%
Amazon. com Inc.	5.7
Microsoft Corp.	4.9
Tesla Inc.	4.6
NVIDIA Corp.	4.0
Johnson & Johnson	4.0
UnitedHealth Group Inc.	3.2
Adobe Inc.	3.0
Netflix Inc.	2.7
Alphabet Inc., Class C	2.4

(a)	Excludes money market funds.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI USA Quality Factor ETF

Investment Objective

The iShares Edge MSCI USA Quality Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with quality characteristics as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity, as represented by the MSCI USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	10.38%	11.18%	12.34%	10.38%	69.88%	126.98%
Fund Market	10.40	11.16	12.34	10.40	69.76	127.00
Index	10.56	11.36	12.53	10.56	71.25	129.53

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/16/13. The first day of secondary market trading was 7/18/13.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Quality Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Sector Neutral Quality Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,011.30	$ 0.75		$ 1,000.00	$ 1,024.10	$ 0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	15

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI USA Quality Factor ETF

Portfolio Management Commentary

U.S. stocks of companies with quality characteristics posted solid gains for the reporting period. In an environment of deteriorating economic and earnings growth, investors favored stocks of high-quality companies with comparatively dependable earnings, low debt, and high return on equity.

The information technology sector was the top contributor to the Index’s return, advancing strongly as social distancing requirements drove sharply higher use of technology products and services by people staying at home. The technology hardware, storage, and peripherals industry was the leading source of strength, as high sales of wearable technology products and smartphone software boosted revenues. Software companies made notable gains, driven by increased demand for cloud-based subscriptions of design, marketing, and business productivity software. Semiconductors companies advanced amid high demand for chips to support the growth of data centers and video gaming, both areas that grew following pandemic-related shutdowns.

Healthcare stocks advanced, driven by strength in the pharmaceuticals and biotechnology industries. Development of new treatments bolstered gains in these industries, including a drug designed to inhibit breast cancer recurrence and potential coronavirus vaccines. Progress on identifying other coronavirus treatments designed to improve outcomes in infected patients also boosted the sector. The communication services sector was a modest contributor to the Index’s performance, with the interactive media and services industry benefiting from increased online activity as more consumers stayed home.

On the downside, the energy sector detracted from the Index’s return. Already-low oil prices declined sharply due to increased competition from suppliers in Saudi Arabia and Russia, while the coronavirus outbreak precipitated a steep drop in demand for energy, weighing on profits in the oil, gas, and consumable fuels industry.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI USA Index. The quality factor tends to perform well during periods of economic slowdown and recovery. Consequently, quality-oriented stocks declined less during the coronavirus-related market decline in the first quarter of 2020. However, quality stocks trailed the broader market during the rebound that followed, leading to relative underperformance. The mix of stocks held in the information technology sector was the principal source of relative detraction. Stock selection in the consumer discretionary sector also weighed on relative return. In contrast, stock selection in the financials sector helped relative performance, aided by an underweight position in the banking industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	27.1%
Health Care	14.7
Communication Services	11.1
Consumer Discretionary	10.7
Financials	10.1
Industrials	8.6
Consumer Staples	6.9
Utilities	3.1
Real Estate	3.0
Materials	2.4
Energy	2.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	4.3%
Facebook Inc., Class A	4.0
Coca-Cola Co. (The)	3.9
Nike Inc., Class B	3.6
Microsoft Corp.	3.5
Johnson & Johnson	3.3
Mastercard Inc., Class A	3.1
Visa Inc., Class A	3.0
UnitedHealth Group Inc.	2.4
Illinois Tool Works Inc.	2.2

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI USA Size Factor ETF

Investment Objective

The iShares Edge MSCI USA Size Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI USA Low Size Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.91%	8.65%	10.59%	1.91%	51.41%	108.37%
Fund Market	1.91	8.65	10.59	1.91	51.42	108.39
Index	2.02	8.80	10.75	2.02	52.45	110.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Index performance through December 2, 2018 reflects the performance of the MSCI USA Risk Weighted Index. Index performance beginning on December 3, 2018 reflects the performance of the MSCI USA Low Size Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 967.10	$ 0.73		$ 1,000.00	$ 1,024.10	$ 0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	17

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI USA Size Factor ETF

Portfolio Management Commentary

The Index advanced modestly during the reporting period as stocks of U.S. large- and mid-capitalization companies with smaller average market capitalizations rose despite a challenging environment for smaller-capitalization stocks, which declined sharply amid the coronavirus-related economic recession. The information technology sector was the top contributor to the Index’s return, advancing strongly as social distancing requirements drove sharply higher use of technology products and services by people staying at home. Software and services companies gained notably, driven by increased demand for products that facilitate remote working, such as digital document signatures and cloud-based communications. Semiconductors stocks strengthened amid high demand for chips to support the expansion of data centers and video gaming, both areas that grew following coronavirus-related shutdowns.

Healthcare stocks advanced, supported by strength in the biotechnology industry amid development of new drugs to fight breast cancer and potential coronavirus treatments. Progress on therapies for rare genetic disorders also boosted the sector. Strong demand for remote monitoring devices for chronic conditions such as diabetes, which put patients at higher risk for contracting the coronavirus, drove gains of healthcare equipment manufacturers.

On the downside, the energy sector detracted notably from the Index’s performance. Already-low oil prices declined sharply due to increased competition from suppliers in Saudi Arabia and Russia, while the coronavirus outbreak precipitated a steep drop in demand for energy, weighing on profits in the oil, gas, and consumable fuels industry. The financials sector was another detractor. Banks weakened as rising bad loan provisions pressured earnings amid an increase in bankruptcies. Insurance companies providing life insurance declined due to concerns that rising mortality rates from the coronavirus would lead to increased claims.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI USA Index. The majority of the size factor’s underperformance occurred in the first quarter of 2020 amid the rapid coronavirus-related equity market sell-off. During the rebound that followed, however, the Index outperformed the broader market, as smaller-capitalization stocks typically perform well during periods of economic recovery. Positioning in the information technology sector, including underweight positions in both the technology hardware, storage, and peripherals industry and the software industry, detracted the most from relative performance. Stock selection in the consumer discretionary sector also detracted, while stock selection in the healthcare sector contributed modestly to relative return.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	17.6%
Financials	15.0
Industrials	13.8
Health Care	12.5
Consumer Discretionary	9.7
Real Estate	6.5
Communication Services	5.8
Consumer Staples	5.5
Materials	5.4
Utilities	5.0
Energy	3.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Match Group Inc.	0.3%
Pinterest Inc., Class A	0.3
DocuSign Inc.	0.2
Wayfair Inc., Class A	0.2
Tesla Inc.	0.2
ABIOMED Inc.	0.2
Square Inc., Class A	0.2
Trade Desk Inc. (The), Class A	0.2
Cincinnati Financial Corp.	0.2
Carrier Global Corp.	0.2

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI USA Value Factor ETF

Investment Objective

The iShares Edge MSCI USA Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(8.83)%	4.70%	7.73%	(8.83)%	25.84%	72.08%
Fund Market	(8.84)	4.70	7.73	(8.84)	25.80	72.07
Index	(8.74)	4.86	7.89	(8.74)	26.79	73.91

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Value Weighted Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Enhanced Value Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 859.00	$ 0.69		$ 1,000.00	$ 1,024.10	$ 0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	19

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI USA Value Factor ETF

Portfolio Management Commentary

U.S. stocks of companies with value characteristics declined significantly for the reporting period amid the coronavirus-related equity market decline in early 2020. The financials sector was the largest detractor from the Index’s return, driven by weakness in the banking and insurance industries. Bank stocks declined as rising bad loan provisions pressured earnings amid an increase in bankruptcies. Historically low interest rates also weighed on banking profits. Life insurance companies weakened due to concerns that rising mortality rates from the coronavirus would lead to increased claims. Declining bond yields also pressured insurers, who generate income from investing premium payments.

Consumer discretionary stocks detracted from the Index’s return, constrained by a rapid decline in consumer spending due to coronavirus-related restrictions. Automobile manufacturers were the principal source of weakness due to a significant drop in car sales, as customers stayed at home and car usage remained well below pre-pandemic levels.

The energy sector was another notable detractor from the Index’s performance. Already low oil prices declined sharply due to increased competition from suppliers in Saudi Arabia and Russia, while the coronavirus outbreak precipitated a steep drop in demand for energy, weighing on profits in the oil, gas, and consumable fuels industry. The real estate and communication services sectors also declined. Hotel and resort real estate investment trusts were pressured by a sharp reduction in travel, while the telecommunication services industry faced headwinds from lower advertising revenues. On the upside, healthcare stocks advanced, as gains from the development of treatments for coronavirus and cancer offset declines due to a reduction in elective medical procedures.

In terms of relative performance, the Index significantly underperformed the broader market, as represented by the MSCI USA Index. Value-oriented stocks posted sharper declines than the broader market during the coronavirus sell-off in the first quarter of 2020 and continued to trail the broader market during the subsequent stock market rebound. Although value stocks typically outperform during periods of economic recovery, value stocks were more negatively affected by pandemic-related shutdowns and partial reopenings than the broader market, and therefore posted more limited gains during the rebound at the end of the reporting period. The mix of stocks held in the information technology sector was the most significant detractor from relative performance. Security selection in the consumer discretionary and communication services sectors also weighed on relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	25.3%
Health Care	14.2
Consumer Discretionary	11.5
Communication Services	10.7
Financials	10.6
Industrials	9.4
Consumer Staples	7.0
Utilities	3.1
Real Estate	2.9
Energy	2.7
Materials	2.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
AT&T Inc.	8.3%
Intel Corp.	7.7
International Business Machines Corp.	3.6
Micron Technology Inc.	3.6
Pfizer Inc.	2.5
Citigroup Inc.	2.5
General Motors Co.	2.4
Target Corp.	2.0
CVS Health Corp.	1.8
Lam Research Corp.	1.7

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE / SHAREHOLDER EXPENSES	21

Schedule of Investments July 31, 2020	iShares® Edge MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.7%
Ampol Ltd.	10,086	$190,088
Brambles Ltd.	57,687	445,971
Coles Group Ltd.	95,817	1,248,555
CSL Ltd.	54,735	10,602,294
Evolution Mining Ltd.	163,467	691,659
Fortescue Metals Group Ltd.	196,800	2,457,163
Magellan Financial Group Ltd.	7,872	345,273
Northern Star Resources Ltd.	71,832	796,412
TPG Telecom Ltd.(a)	24,723	142,550
Woolworths Group Ltd.	73,185	2,030,106

		18,950,071

Belgium — 0.9%
Colruyt SA	2,952	173,001
Elia Group SA/NV	4,182	455,949
Galapagos NV(a)	4,551	848,133
Sofina SA	1,230	346,165
UCB SA	10,086	1,298,221
Umicore SA	12,669	598,345

		3,719,814

Canada — 11.7%
Agnico Eagle Mines Ltd.	17,958	1,426,049
Algonquin Power & Utilities Corp.	40,344	556,594
B2Gold Corp.	122,508	848,730
Barrick Gold Corp.	236,652	6,838,969
Brookfield Asset Management Inc., Class A	70,110	2,264,247
Canadian Pacific Railway Ltd.	8,118	2,232,495
Constellation Software Inc.	1,230	1,454,853
Franco-Nevada Corp.	25,215	4,030,259
Hydro One Ltd.(b)	22,386	476,966
Intact Financial Corp.	9,840	1,074,283
Kinross Gold Corp.(a)	154,734	1,443,953
Metro Inc.	18,819	825,535
Open Text Corp.	13,653	614,512
Pan American Silver Corp.	20,664	772,104
Quebecor Inc., Class B	6,642	151,534
Ritchie Bros Auctioneers Inc.	8,487	392,385
Shopify Inc., Class A(a)	13,899	14,213,193
TC Energy Corp.	41,574	1,894,806
Thomson Reuters Corp.	14,145	986,929
TMX Group Ltd.	4,920	502,909
Wheaton Precious Metals Corp.	58,425	3,169,649
WSP Global Inc.	9,717	610,151
Yamana Gold Inc.	106,887	694,227

		47,475,332

Denmark — 5.8%
Ambu A/S, Series B	17,589	614,071
Coloplast A/S, Class B	14,760	2,521,455
DSV PANALPINA A/S	14,883	2,048,623
Genmab A/S(a)	5,781	1,981,564
Novo Nordisk A/S, Class B	175,398	11,609,381
Novozymes A/S, Class B	13,899	832,795
Orsted A/S(b)	18,450	2,639,208
Vestas Wind Systems A/S	11,193	1,442,607

		23,689,704

Finland — 1.1%
Elisa OYJ	14,145	844,017
Kone OYJ, Class B	20,172	1,603,902

Security	Shares	Value

Finland (continued)
Neste OYJ	23,985	$1,102,725
Orion OYJ, Class B	10,086	441,526
UPM-Kymmene OYJ	20,787	556,260

		4,548,430

France — 8.9%
Air Liquide SA	26,445	4,365,461
Alstom SA(a)	10,824	604,515
Amundi SA(a)(b)	2,706	205,750
Atos SE(a)	4,428	379,094
BioMerieux	5,658	919,955
Dassault Systemes SE	6,150	1,120,673
Eurofins Scientific SE(a)	984	642,063
Hermes International	1,968	1,596,897
Iliad SA	1,599	314,632
Ingenico Group SA(a)	5,412	871,318
Kering SA	2,706	1,541,525
Legrand SA	8,241	638,101
LVMH Moet Hennessy Louis Vuitton SE	12,300	5,334,287
Sanofi	83,271	8,719,337
Sartorius Stedim Biotech	3,690	1,151,944
Schneider Electric SE	31,734	3,686,501
STMicroelectronics NV	52,521	1,478,746
Teleperformance	3,936	1,151,013
Ubisoft Entertainment SA(a)	5,658	473,560
Worldline SA(a)(b)	9,471	814,425

		36,009,797

Germany — 6.1%
Delivery Hero SE(a)(b)	17,097	1,976,434
Deutsche Bank AG, Registered(a)	98,892	887,690
Deutsche Boerse AG	13,161	2,406,022
Deutsche Wohnen SE	19,434	946,805
E.ON SE	110,454	1,297,759
Fresenius Medical Care AG & Co. KGaA(a)	12,546	1,107,036
Hannover Rueck SE	2,952	500,572
Infineon Technologies AG	51,906	1,296,935
Knorr-Bremse AG	1,845	216,840
Merck KGaA	7,749	990,083
Nemetschek SE	4,428	326,733
RWE AG	32,964	1,246,578
SAP SE	41,205	6,518,418
Scout24 AG(b)	8,979	779,868
Siemens Healthineers AG(b)	9,102	473,093
Symrise AG	9,102	1,141,428
TeamViewer AG(a)(b)	17,097	924,937
Vonovia SE	23,862	1,557,004

		24,594,235

Hong Kong — 1.1%
BeiGene Ltd., ADR(a)	3,075	642,675
HK Electric Investments & HK Electric Investments Ltd.	184,500	190,923
Hong Kong Exchanges & Clearing Ltd.	54,200	2,588,945
PCCW Ltd.	246,000	138,708
SJM Holdings Ltd.	123,000	138,550
Techtronic Industries Co. Ltd.	61,500	642,361
WH Group Ltd.(b)	307,500	273,370

		4,615,532

Ireland — 1.0%
Flutter Entertainment PLC(a)	7,756	1,177,158
Flutter Entertainment PLC(a)	5,058	761,450
Kerry Group PLC, Class A	8,487	1,124,019

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
Kingspan Group PLC	7,626	$547,828
Smurfit Kappa Group PLC	12,177	409,804

		4,020,259

Israel — 0.4%
Nice Ltd.(a)	4,182	850,843
Teva Pharmaceutical Industries Ltd., ADR(a)	61,131	705,452

		1,556,295

Italy — 2.0%
DiaSorin SpA	3,444	676,040
Enel SpA	396,060	3,619,807
Ferrari NV	7,995	1,430,876
Infrastrutture Wireless Italiane SpA(b)	19,188	194,338
Moncler SpA(a)	9,471	365,102
Nexi SpA(a)(b)	49,569	888,902
Recordati SpA	6,765	361,903
Terna Rete Elettrica Nazionale SpA	78,351	584,251

		8,121,219

Japan — 24.1%
Acom Co. Ltd.	24,600	86,320
Advantest Corp.	12,600	679,277
Aeon Co. Ltd.	36,900	869,015
Ajinomoto Co. Inc.	24,600	443,000
Asahi Intecc Co. Ltd.	12,300	342,953
Astellas Pharma Inc.	123,000	1,919,512
Casio Computer Co. Ltd.	12,300	194,511
Chubu Electric Power Co. Inc.	24,600	291,882
Chugai Pharmaceutical Co. Ltd.	88,600	3,968,690
Chugoku Electric Power Co. Inc. (The)	24,600	299,677
Cosmos Pharmaceutical Corp.	1,800	329,083
CyberAgent Inc.	7,900	444,576
Daifuku Co. Ltd.	12,300	1,105,174
Daiichi Sankyo Co. Ltd.	38,000	3,327,381
Daikin Industries Ltd.	12,300	2,146,363
Disco Corp.	1,000	238,059
Eisai Co. Ltd.	12,300	987,327
FUJIFILM Holdings Corp.	17,100	762,893
Fujitsu Ltd.	14,700	1,963,151
GMO Payment Gateway Inc.	1,700	176,866
Hamamatsu Photonics KK	12,300	530,483
Hisamitsu Pharmaceutical Co. Inc.	2,200	95,820
Hoshizaki Corp.	3,000	228,128
Hoya Corp.	25,600	2,522,955
Hulic Co. Ltd.	12,300	105,399
ITOCHU Corp.	70,700	1,537,974
Itochu Techno-Solutions Corp.	12,300	497,328
Japan Exchange Group Inc.	36,900	872,505
JSR Corp.	12,300	264,195
Kao Corp.	24,600	1,776,654
KDDI Corp.	123,000	3,791,327
Keihan Holdings Co. Ltd.	1,200	48,577
Keio Corp.	3,000	148,681
Keyence Corp.	12,300	5,144,292
Kobayashi Pharmaceutical Co. Ltd.	2,900	256,729
Kobe Bussan Co. Ltd.	12,300	757,335
Kyowa Kirin Co. Ltd.	24,600	604,937
Lasertec Corp.	12,300	1,070,273
LINE Corp.(a)	7,700	407,103
Lion Corp.	12,300	317,476
M3 Inc.	61,500	3,129,386

Security	Shares	Value

Japan (continued)
Makita Corp.	2,400	$91,592
MINEBEA MITSUMI Inc.	12,300	200,327
MISUMI Group Inc.	12,300	290,137
Miura Co. Ltd.	12,300	461,265
MonotaRO Co. Ltd.	12,300	524,085
Murata Manufacturing Co. Ltd.	26,900	1,681,473
Nexon Co. Ltd.	36,900	952,776
NGK Insulators Ltd.	12,300	152,049
Nintendo Co. Ltd.	7,600	3,338,163
Nippon Paint Holdings Co. Ltd.	12,300	835,279
Nippon Prologis REIT Inc.	123	424,038
Nippon Telegraph & Telephone Corp.	61,500	1,421,311
Nissin Foods Holdings Co. Ltd.	5,500	493,143
Nitori Holdings Co. Ltd.	4,500	986,144
Nomura Holdings Inc.	147,600	683,625
Nomura Research Institute Ltd.	24,600	645,887
NTT Docomo Inc.	110,700	3,044,171
Obic Co. Ltd.	3,500	625,981
Oji Holdings Corp.	36,900	153,561
Olympus Corp.	98,400	1,752,922
Omron Corp.	12,300	875,995
Ono Pharmaceutical Co. Ltd.	36,900	1,034,268
Oracle Corp. Japan	900	107,935
Osaka Gas Co. Ltd.	24,600	452,307
Otsuka Corp.	12,300	635,184
Otsuka Holdings Co. Ltd.	24,600	1,016,760
Pan Pacific International Holdings Corp.	36,900	838,652
Panasonic Corp.	73,800	628,204
Recruit Holdings Co. Ltd.	49,200	1,520,719
Rinnai Corp.	500	40,859
Santen Pharmaceutical Co. Ltd.	24,600	414,149
SG Holdings Co. Ltd.	12,300	450,213
Sharp Corp.	12,300	119,824
Shimadzu Corp.	12,300	309,565
Shimano Inc.	1,700	369,810
Shin-Etsu Chemical Co. Ltd.	24,600	2,856,001
SMC Corp.	3,100	1,614,650
Softbank Corp.	110,700	1,480,991
Sony Corp.	98,400	7,516,111
Square Enix Holdings Co. Ltd.	2,600	138,693
SUMCO Corp.	24,600	375,759
Sundrug Co. Ltd.	13,400	457,524
Sysmex Corp.	12,300	945,912
TDK Corp.	7,000	773,290
Terumo Corp.	36,900	1,387,284
Tobu Railway Co. Ltd.	12,300	342,720
Toho Gas Co. Ltd.	7,000	303,225
Tokyo Electron Ltd.	9,000	2,451,527
Toyo Suisan Kaisha Ltd.	12,300	744,538
Trend Micro Inc.	12,300	715,454
Tsuruha Holdings Inc.	1,800	248,387
Unicharm Corp.	24,600	1,107,035
Welcia Holdings Co. Ltd.	3,900	357,798
Yamato Holdings Co. Ltd.	12,300	313,520
Yamazaki Baking Co. Ltd.	12,300	205,679
Z Holdings Corp.	238,400	1,255,924

		97,847,662

Netherlands — 7.0%
Adyen NV(a)(b)	1,968	3,297,585
Altice Europe NV(a)	29,151	138,229

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
ASML Holding NV	40,221	$14,254,131
Just Eat Takeaway.com NV(a)(b)	9,840	1,067,701
Koninklijke Ahold Delhaize NV	59,163	1,711,927
Koninklijke DSM NV	11,439	1,753,049
Koninklijke Vopak NV	6,150	337,075
Prosus NV(a)	35,670	3,462,959
QIAGEN NV(a)	22,140	1,104,034
Wolters Kluwer NV	16,851	1,332,273

		28,458,963

New Zealand — 0.8%
a2 Milk Co. Ltd.(a)	68,634	952,816
Fisher & Paykel Healthcare Corp. Ltd.	77,244	1,852,420
Spark New Zealand Ltd.	135,423	444,745

		3,249,981

Norway — 0.2%
Gjensidige Forsikring ASA(a)	12,669	260,110
Orkla ASA	70,649	696,463

		956,573

Portugal — 0.3%
EDP — Energias de Portugal SA	156,948	795,258
Jeronimo Martins SGPS SA	15,990	270,292

		1,065,550

Singapore — 0.1%
Mapletree Logistics Trust	184,500	286,578
Singapore Exchange Ltd.	49,500	294,914

		581,492

Spain — 2.0%
Cellnex Telecom SA(b)	24,346	1,532,158
Enagas SA	4,368	110,379
Grifols SA	24,354	711,326
Iberdrola SA	400,611	5,173,050
Iberdrola SA, New	7,920	102,276
Siemens Gamesa Renewable Energy SA	12,054	283,295

		7,912,484

Sweden — 3.9%
Atlas Copco AB, Class A	40,344	1,785,131
Atlas Copco AB, Class B	24,231	936,657
Epiroc AB, Class A	27,921	390,526
Epiroc AB, Class B	17,097	232,973
EQT AB	30,996	726,694
Essity AB, Class B(a)	43,173	1,424,460
Evolution Gaming Group AB(b)	16,851	1,153,213
Hexagon AB, Class B(a)	13,407	872,135
ICA Gruppen AB	6,888	339,282
Investment AB Latour, Class B	7,872	161,420
Investor AB, Class B	26,199	1,547,859
L E Lundbergforetagen AB, Class B(a)	6,888	322,818
Nibe Industrier AB, Class B(a)	35,178	844,856
Sandvik AB(a)	35,424	658,735
Svenska Cellulosa AB SCA, Class B(a)	42,927	519,408
Svenska Handelsbanken AB, Class A(a)	55,259	523,143
Swedish Match AB	17,835	1,372,715
Tele2 AB, Class B	21,402	303,629
Telefonaktiebolaget LM Ericsson, Class B	136,653	1,575,332

		15,690,986

Switzerland — 8.3%
ABB Ltd., Registered	58,671	1,468,549
Banque Cantonale Vaudoise, Registered	2,214	232,912

Security	Shares	Value

Switzerland (continued)
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	123	$954,578
Chocoladefabriken Lindt & Spruengli AG, Registered	3	257,557
Clariant AG, Registered	7,134	134,885
EMS-Chemie Holding AG, Registered	492	425,369
Geberit AG, Registered	1,353	748,411
Givaudan SA, Registered	868	3,588,598
Logitech International SA, Registered	12,669	923,053
Lonza Group AG, Registered	6,888	4,305,284
Roche Holding AG, NVS	49,692	17,266,837
Schindler Holding AG, Participation Certificates, NVS	1,476	373,989
Sika AG, Registered	6,150	1,355,474
Straumann Holding AG, Registered	369	363,362
Swiss Prime Site AG, Registered	3,813	348,523
Swisscom AG, Registered	1,476	788,217

		33,535,598

United Kingdom — 8.6%
Admiral Group PLC	14,514	457,191
AstraZeneca PLC	121,032	13,550,285
AVEVA Group PLC	2,829	153,943
BAE Systems PLC	127,920	823,021
Berkeley Group Holdings PLC	6,519	381,092
Direct Line Insurance Group PLC	57,441	223,460
Ferguson PLC	9,471	844,292
GVC Holdings PLC	27,675	241,405
Halma PLC	30,627	875,511
Hikma Pharmaceuticals PLC	11,562	326,265
J Sainsbury PLC	78,474	192,759
London Stock Exchange Group PLC	30,135	3,355,607
National Grid PLC	230,256	2,721,107
Ocado Group PLC(a)	31,242	841,835
Persimmon PLC(a)	15,498	488,594
Reckitt Benckiser Group PLC	48,339	4,889,065
Rentokil Initial PLC	133,701	937,428
Segro PLC	76,629	974,778
Severn Trent PLC	16,974	545,820
Spirax-Sarco Engineering PLC	4,920	665,768
SSE PLC	57,195	976,640
United Utilities Group PLC	43,050	508,528

		34,974,394

Total Common Stocks — 99.0% (Cost: $337,548,614)		401,574,371

Preferred Stocks

Germany — 0.4%
Fuchs Petrolub SE, Preference Shares, NVS	3,567	156,487
Sartorius AG, Preference Shares, NVS	4,305	1,656,502

		1,812,989

Total Preferred Stocks — 0.4% (Cost: $1,285,585)		1,812,989

Rights

Portugal — 0.0%
EDP-Energias de Portugal SA, (Expires 08/06/20)(a)(c)	168,861	17,212

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(a)	31,944	$134,097

Total Rights — 0.0% (Cost: $0)		151,309

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(d)(e)(f)	18,552	18,573
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(d)(e)	231,000	231,000

		249,573

Total Short-Term Investments — 0.1% (Cost: $249,575)		249,573

Total Investments in Securities — 99.5% (Cost: $339,083,774)		403,788,242

Other Assets, Less Liabilities — 0.5%		1,964,657

Net Assets — 100.0%		$405,752,899

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$447,709	$—		$(429,001	)(a)	$(20)	$(115)	$18,573	18,552	$22,446	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	34,000	197,000	(a)	—		—	—	231,000	231,000	1,129		—

						$(20)	$(115)	$249,573		$23,575		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	22	09/18/20	$828	$(45,356)
FTSE 100 Index	5	09/18/20	386	(18,632)
TOPIX Index	31	09/10/20	439	(21,616)

				$(85,604)

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Momentum Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$85,604

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$118,892

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(85,604)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,494,035

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$401,472,095	$102,276	$—	$401,574,371
Preferred Stocks	1,812,989	—	—	1,812,989
Rights	151,309	—	—	151,309
Money Market Funds	249,573	—	—	249,573

	$403,685,966	$102,276	$—	$403,788,242

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(85,604)	$—	$—	$(85,604)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® Edge MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.6%
Ampol Ltd.	105,833	$1,994,604
Aristocrat Leisure Ltd.	181,835	3,413,951
ASX Ltd.	72,448	4,294,172
CIMIC Group Ltd.	26,993	415,811
Cochlear Ltd.	16,467	2,246,367
Coles Group Ltd.	569,292	7,418,227
Computershare Ltd.	119,056	1,146,667
CSL Ltd.	146,251	28,329,151
Dexus	389,741	2,378,569
Fortescue Metals Group Ltd.	747,213	9,329,392
Goodman Group	614,826	7,464,820
GPT Group (The)	541,080	1,505,578
Insurance Australia Group Ltd.	766,935	2,799,539
James Hardie Industries PLC	136,630	2,838,603
Lendlease Corp. Ltd.	231,492	1,884,265
Magellan Financial Group Ltd.	69,498	3,048,245
Medibank Pvt Ltd.	1,213,891	2,454,929
Mirvac Group	1,156,389	1,733,247
Qantas Airways Ltd.	240,754	557,681
REA Group Ltd.	24,848	1,933,086
Rio Tinto Ltd.	174,195	12,742,246
Telstra Corp. Ltd.	1,163,433	2,795,093
Washington H Soul Pattinson & Co. Ltd.	37,396	524,303
Wesfarmers Ltd.	371,427	12,399,475
Woodside Petroleum Ltd.	296,353	4,252,718
Woolworths Group Ltd.	234,277	6,498,697

		126,399,436

Austria — 0.2%
OMV AG(a)	61,314	1,937,301
Verbund AG	18,869	993,803

		2,931,104

Belgium — 0.2%
Colruyt SA	13,788	808,042
Sofina SA	5,693	1,602,209

		2,410,251

Canada — 5.8%
Alimentation Couche-Tard Inc., Class B	164,413	5,713,643
Canadian Apartment Properties REIT	30,506	1,106,141
Canadian National Railway Co.	217,778	21,272,171
Canadian Pacific Railway Ltd.	50,120	13,783,281
CCL Industries Inc., Class B, NVS	49,765	1,655,490
CGI Inc.(a)	72,315	5,164,894
CI Financial Corp.	101,053	1,388,866
Constellation Software Inc.	8,025	9,492,026
Gildan Activewear Inc.	41,844	742,540
Great-West Lifeco Inc.	89,515	1,582,468
iA Financial Corp. Inc.	36,064	1,266,211
Intact Financial Corp.	41,085	4,485,458
Inter Pipeline Ltd.	139,191	1,304,104
Keyera Corp.	91,137	1,385,255
Magna International Inc.	70,819	3,273,165
Manulife Financial Corp.	601,334	8,058,190
Parkland Corp./Canada	52,749	1,388,919
Pembina Pipeline Corp.	183,597	4,461,428
Sun Life Financial Inc.	183,782	7,163,313
TMX Group Ltd.	15,008	1,534,076

		96,221,639

Security	Shares	Value

Denmark — 5.0%
Carlsberg AS, Class B	18,034	$2,657,006
Chr Hansen Holding A/S	54,321	6,183,572
Coloplast A/S, Class B	45,478	7,769,018
GN Store Nord A/S	36,538	2,236,257
Novo Nordisk A/S, Class B	694,602	45,974,864
Novozymes A/S, Class B	114,170	6,840,793
Pandora A/S	27,741	1,762,151
Tryg A/S	46,231	1,365,942
Vestas Wind Systems A/S	62,319	8,031,969

		82,821,572

Finland — 2.6%
Elisa OYJ	58,633	3,498,569
Fortum OYJ	130,203	2,651,278
Kone OYJ, Class B	153,390	12,196,238
Neste OYJ	301,373	13,855,804
Orion OYJ, Class B	35,425	1,550,770
Sampo OYJ, Class A	143,609	5,208,307
UPM-Kymmene OYJ	163,509	4,375,496

		43,336,462

France — 7.5%
Amundi SA(a)(b)	16,010	1,217,316
AXA SA	446,921	8,912,355
Hermes International	11,326	9,190,273
Ipsen SA	8,799	850,074
Kering SA	17,938	10,218,729
La Francaise des Jeux SAEM(b)	20,955	764,193
Legrand SA	61,837	4,788,045
L’Oreal SA	42,415	14,194,073
LVMH Moet Hennessy Louis Vuitton SE	71,748	31,115,806
Peugeot SA(a)	181,715	2,930,936
Sartorius Stedim Biotech	7,542	2,354,461
SCOR SE(a)	40,347	1,040,085
Thales SA	28,143	2,042,005
TOTAL SE	947,645	35,074,472

		124,692,823

Germany — 3.9%
adidas AG(a)	66,449	18,378,912
Allianz SE, Registered	134,825	28,094,853
Aroundtown SA(a)	303,863	1,835,396
Beiersdorf AG	17,005	2,033,966
Hannover Rueck SE	20,115	3,410,910
Henkel AG & Co. KGaA	15,516	1,351,306
Knorr-Bremse AG	19,363	2,275,708
MTU Aero Engines AG(a)	16,026	2,782,917
Nemetschek SE	25,552	1,885,431
Siemens Healthineers AG(b)	35,780	1,859,729

		63,909,128

Hong Kong — 6.3%
AIA Group Ltd.	3,838,400	34,693,288
CK Asset Holdings Ltd.	730,000	4,054,928
CK Infrastructure Holdings Ltd.	198,500	1,034,735
CLP Holdings Ltd.	456,000	4,318,650
Galaxy Entertainment Group Ltd.	601,000	4,094,449
Hang Seng Bank Ltd.	264,400	4,158,649
Henderson Land Development Co. Ltd.	394,631	1,479,192
Hong Kong & China Gas Co. Ltd.	3,256,686	4,672,698
Hong Kong Exchanges & Clearing Ltd.	505,600	24,150,747
Kerry Properties Ltd.	150,000	356,894
Link REIT	684,700	5,314,018

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Power Assets Holdings Ltd.	451,000	$2,510,987
Sands China Ltd.	822,400	3,183,402
Sino Land Co. Ltd.	814,000	986,227
Sun Hung Kai Properties Ltd.	352,000	4,310,185
Techtronic Industries Co. Ltd.	372,500	3,890,722
WH Group Ltd.(b)	1,704,000	1,514,872

		104,724,643

Ireland — 0.3%
Kingspan Group PLC	43,349	3,114,056
Smurfit Kappa Group PLC	69,687	2,345,243

		5,459,299

Israel — 0.5%
Bank Leumi Le-Israel BM	416,219	2,084,612
Check Point Software Technologies Ltd.(a)	48,162	6,037,107
ICL Group Ltd.	179,225	563,132

		8,684,851

Italy — 1.6%
Assicurazioni Generali SpA	316,996	4,745,572
DiaSorin SpA	7,064	1,386,628
Ferrari NV	43,102	7,714,024
FinecoBank Banca Fineco SpA(a)	247,892	3,598,199
Moncler SpA(a)	63,110	2,432,859
Recordati SpA	33,761	1,806,088
Snam SpA	487,975	2,596,637
Terna Rete Elettrica Nazionale SpA	337,466	2,516,432

		26,796,439

Japan — 14.7%
ABC-Mart Inc.	6,800	358,876
Advantest Corp.	57,200	3,083,704
Asahi Kasei Corp.	354,900	2,523,875
Astellas Pharma Inc.	414,400	6,467,039
Bandai Namco Holdings Inc.	48,100	2,648,161
Bridgestone Corp.	119,700	3,502,807
Calbee Inc.	13,100	415,686
Chugai Pharmaceutical Co. Ltd.	159,200	7,131,100
Cosmos Pharmaceutical Corp.	3,200	585,037
Daifuku Co. Ltd.	22,800	2,048,614
Dai-ichi Life Holdings Inc.	287,900	3,349,258
Daito Trust Construction Co. Ltd.	43,100	3,372,016
Daiwa House Industry Co. Ltd.	221,700	4,889,855
GMO Payment Gateway Inc.	10,800	1,123,617
Hakuhodo DY Holdings Inc.	66,300	724,892
Hoshizaki Corp.	10,400	790,845
Hoya Corp.	99,200	9,776,449
Inpex Corp.	305,200	1,729,361
Japan Airlines Co. Ltd.	21,200	343,174
Japan Exchange Group Inc.	183,100	4,329,424
Japan Tobacco Inc.	186,600	3,197,949
Kakaku.com Inc.	77,900	1,873,638
Kao Corp.	93,100	6,723,840
KDDI Corp.	555,700	17,128,784
Kobe Bussan Co. Ltd.	11,500	708,077
Koito Manufacturing Co. Ltd.	22,700	885,628
Kose Corp.	5,300	531,353
Lasertec Corp.	27,400	2,384,186
M3 Inc.	90,300	4,594,855
MISUMI Group Inc.	60,300	1,422,380
MonotaRO Co. Ltd.	54,800	2,334,948
MS&AD Insurance Group Holdings Inc.	188,300	4,694,588

Security	Shares	Value

Japan (continued)
Nexon Co. Ltd.	164,700	$4,252,634
Nihon M&A Center Inc.	65,900	3,191,223
Nippon Telegraph & Telephone Corp.	341,200	7,885,389
Nissan Chemical Corp.	47,500	2,484,394
Nitori Holdings Co. Ltd.	19,200	4,207,548
Nitto Denko Corp.	40,400	2,273,527
Nomura Research Institute Ltd.	114,400	3,003,636
NTT Docomo Inc.	375,200	10,317,734
Obic Co. Ltd.	15,300	2,736,432
Oracle Corp. Japan	16,600	1,990,807
Osaka Gas Co. Ltd.	95,200	1,750,391
Otsuka Corp.	31,900	1,647,347
Pigeon Corp.	25,700	995,380
Recruit Holdings Co. Ltd.	383,400	11,850,480
Ryohin Keikaku Co. Ltd.	44,000	527,268
Seven Bank Ltd.	198,500	482,498
Shin-Etsu Chemical Co. Ltd.	122,700	14,245,176
Shionogi & Co. Ltd.	73,600	4,356,970
Softbank Corp.	551,300	7,375,521
Sompo Holdings Inc.	94,500	3,088,031
Square Enix Holdings Co. Ltd.	25,500	1,360,257
Sundrug Co. Ltd.	12,100	413,137
Sysmex Corp.	34,200	2,630,097
T&D Holdings Inc.	150,800	1,230,875
Taisei Corp.	44,000	1,506,479
TIS Inc.	58,000	1,246,344
Toho Co. Ltd.	31,500	934,006
Tokio Marine Holdings Inc.	231,500	9,712,797
Tokyo Electron Ltd.	60,000	16,343,516
Tosoh Corp.	70,100	936,169
Trend Micro Inc.	38,200	2,221,981
Tsuruha Holdings Inc.	6,400	883,155
Unicharm Corp.	66,700	3,001,595
USS Co. Ltd.	57,000	846,940
Welcia Holdings Co. Ltd.	7,700	706,422
Z Holdings Corp.	744,600	3,922,654
ZOZO Inc.	42,400	1,146,921

		243,379,747

Netherlands — 5.9%
Adyen NV(a)(b)	5,635	9,442,020
ASML Holding NV	141,304	50,077,464
Koninklijke Vopak NV	30,010	1,644,814
Prosus NV(a)	104,811	10,175,392
Randstad NV	30,994	1,490,206
Unilever NV	302,377	17,906,644
Wolters Kluwer NV	90,614	7,164,119

		97,900,659

New Zealand — 0.6%
Fisher & Paykel Healthcare Corp. Ltd.	188,586	4,522,557
Mercury NZ Ltd.	229,195	713,008
Meridian Energy Ltd.	348,489	1,128,229
Spark New Zealand Ltd.	781,601	2,566,872

		8,930,666

Norway — 0.1%
Gjensidige Forsikring ASA(a)	91,766	1,884,069

Singapore — 1.0%
CapitaLand Mall Trust	735,400	1,013,568
Mapletree Commercial Trust	822,300	1,103,356

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Oversea-Chinese Banking Corp. Ltd.(c)	889,000	$5,549,362
Singapore Exchange Ltd.	377,400	2,248,493
Singapore Technologies Engineering Ltd.	506,200	1,207,084
Singapore Telecommunications Ltd.	2,169,100	3,922,823
Venture Corp. Ltd.	64,400	840,633

		15,885,319

Spain — 3.2%
Aena SME SA(a)(b)	18,289	2,385,430
Amadeus IT Group SA	167,359	8,383,129
Enagas SA	30,251	764,444
Endesa SA	128,534	3,653,875
Iberdrola SA	1,447,888	18,696,432
Iberdrola SA, New	30,706	396,499
Industria de Diseno Textil SA	373,249	9,939,583
Mapfre SA	286,103	516,271
Naturgy Energy Group SA	73,513	1,368,264
Red Electrica Corp. SA	117,829	2,301,778
Repsol SA	489,765	3,810,787

		52,216,492

Sweden — 3.9%
Alfa Laval AB(a)	82,746	1,959,835
Assa Abloy AB, Class B	250,544	5,491,426
Atlas Copco AB, Class A	280,787	12,424,189
Atlas Copco AB, Class B	164,295	6,350,872
Boliden AB	94,299	2,565,629
Epiroc AB, Class A	242,136	3,386,711
Epiroc AB, Class B	148,385	2,021,978
Evolution Gaming Group AB(b)	58,629	4,012,328
Hennes & Mauritz AB, Class B	280,376	4,356,050
Investment AB Latour, Class B(c)	40,787	836,362
L E Lundbergforetagen AB, Class B(a)	21,224	994,699
Sandvik AB(a)	326,252	6,066,889
Skanska AB, Class B(a)	95,302	1,923,708
SKF AB, Class B	96,536	1,782,459
Svenska Cellulosa AB SCA, Class B(a)	193,599	2,342,508
Volvo AB, Class B(a)	432,725	7,467,815

		63,983,458

Switzerland — 12.8%
Adecco Group AG, Registered	46,580	2,210,463
Baloise Holding AG, Registered	14,379	2,193,916
EMS-Chemie Holding AG, Registered	5,131	4,436,112
Geberit AG, Registered	16,304	9,018,548
Givaudan SA, Registered	3,032	12,535,289
Kuehne + Nagel International AG, Registered(a)	21,856	3,769,601
Logitech International SA, Registered	63,831	4,650,675
Nestle SA, Registered	485,675	57,712,947
Partners Group Holding AG	9,680	9,376,735
Roche Holding AG, NVS	194,708	67,656,589
Schindler Holding AG, Participation Certificates, NVS	14,778	3,744,453
Schindler Holding AG, Registered	7,108	1,773,679
SGS SA, Registered	1,857	4,880,826
Sonova Holding AG, Registered(a)	14,822	3,349,899
Swiss Life Holding AG, Registered	9,418	3,446,468
Swisscom AG, Registered	8,073	4,311,161
Zurich Insurance Group AG	46,765	17,283,053

		212,350,414

United Kingdom — 15.7%
3i Group PLC	340,255	3,972,816
Admiral Group PLC	91,351	2,877,556

Security	Shares	Value

United Kingdom (continued)
Ashtead Group PLC	98,010	$3,132,337
Associated British Foods PLC	57,162	1,324,193
Aviva PLC	1,128,209	3,904,801
BAE Systems PLC	1,199,799	7,719,354
Barratt Developments PLC	282,430	1,892,739
Berkeley Group Holdings PLC	32,422	1,895,349
BT Group PLC	2,978,998	3,854,413
Bunzl PLC	95,218	2,746,920
Burberry Group PLC	167,641	2,755,860
Compass Group PLC	584,625	8,060,697
Croda International PLC	62,987	4,737,015
Diageo PLC	610,874	22,457,630
Direct Line Insurance Group PLC	468,496	1,822,566
Experian PLC	305,137	10,721,176
Ferguson PLC	93,977	8,377,577
Halma PLC	127,317	3,639,515
Hargreaves Lansdown PLC	184,328	4,231,363
Imperial Brands PLC	147,546	2,471,026
Intertek Group PLC	61,906	4,369,711
ITV PLC	1,683,531	1,252,420
JD Sports Fashion PLC	165,235	1,313,370
Johnson Matthey PLC	65,278	1,918,316
London Stock Exchange Group PLC	120,037	13,366,416
M&G PLC	1,206,016	2,542,130
Mondi PLC	201,728	3,608,787
National Grid PLC	781,815	9,239,291
Pearson PLC	195,212	1,360,505
Persimmon PLC(a)	127,142	4,008,309
Prudential PLC	990,643	14,373,916
Reckitt Benckiser Group PLC	152,443	15,418,271
RELX PLC	417,503	8,849,756
Rentokil Initial PLC	542,068	3,800,641
Rio Tinto PLC	546,790	33,120,085
RSA Insurance Group PLC	292,535	1,647,538
Sage Group PLC (The)	340,101	3,255,913
Schroders PLC	44,429	1,728,982
Smith & Nephew PLC	193,055	3,845,112
Smiths Group PLC	104,962	1,866,683
Spirax-Sarco Engineering PLC	24,116	3,263,346
SSE PLC	250,203	4,272,371
St. James’s Place PLC	181,986	2,250,506
Taylor Wimpey PLC	1,022,194	1,587,818
Unilever PLC	246,796	14,812,846

		259,667,942

Total Common Stocks — 99.4% (Cost: $1,501,598,766)		1,644,586,413

Preferred Stocks

Germany — 0.2%
Fuchs Petrolub SE, Preference Shares, NVS	28,020	1,229,259
Henkel AG & Co. KGaA, Preference Shares, NVS	25,736	2,538,097

		3,767,356

Total Preferred Stocks — 0.2% (Cost: $3,675,621)		3,767,356

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(d)(e)(f)	188,651	$188,858
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(d)(e)	413,000	413,000

		601,858

Total Short-Term Investments — 0.0% (Cost: $601,514)		601,858

Total Investments in Securities — 99.6% (Cost: $1,505,875,901)		1,648,955,627

Other Assets, Less Liabilities — 0.4%		6,675,906

Net Assets — 100.0%		$1,655,631,533

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$199,314	(a)	$—	$(10,800)	$344	$188,858	188,651	$166,507	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	252,000	161,000	(a)	—	—	—	413,000	413,000	5,023		—

					$(10,800)	$344	$601,858		$171,530		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	13	09/17/20	$1,370	$(1,440)
Euro STOXX 50 Index	68	09/18/20	2,559	(44,454)
FTSE 100 Index	22	09/18/20	1,700	(93,888)
TOPIX Index	9	09/10/20	1,274	(78,905)

				$(218,687)

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Quality Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$218,687

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$402,235

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(218,687)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,553,685

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,644,189,914	$396,499	$—	$1,644,586,413
Preferred Stocks	3,767,356	—	—	3,767,356
Money Market Funds	601,858	—	—	601,858

	$1,648,559,128	$396,499	$—	$1,648,955,627

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(218,687)	$—	$—	$(218,687)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.0%
Afterpay Ltd.(a)	672	$33,031
AGL Energy Ltd.	1,728	20,596
AMP Ltd.(a)	20,012	21,025
Ampol Ltd.	1,128	21,259
APA Group	2,428	19,154
Aristocrat Leisure Ltd.	1,172	22,004
ASX Ltd.	348	20,627
Aurizon Holdings Ltd.	6,604	21,076
AusNet Services	15,548	19,847
Australia & New Zealand Banking Group Ltd.	1,440	18,547
BHP Group Ltd.	808	21,295
BHP Group PLC	868	18,855
BlueScope Steel Ltd.	2,956	23,722
Brambles Ltd.	2,540	19,636
CIMIC Group Ltd.	1,224	18,855
Coca-Cola Amatil Ltd.	3,336	19,570
Cochlear Ltd.	160	21,827
Coles Group Ltd.	1,812	23,612
Commonwealth Bank of Australia	460	23,488
Computershare Ltd.	2,436	23,462
Crown Resorts Ltd.	3,068	19,692
CSL Ltd.	84	16,271
Dexus	3,120	19,041
Evolution Mining Ltd.	4,688	19,836
Fortescue Metals Group Ltd.	1,980	24,721
Goodman Group	1,840	22,340
GPT Group (The)	6,732	18,732
Insurance Australia Group Ltd.	5,224	19,069
James Hardie Industries PLC	1,224	25,430
Lendlease Corp. Ltd.	2,468	20,089
Macquarie Group Ltd.	260	23,026
Magellan Financial Group Ltd.	528	23,159
Medibank Pvt Ltd.	10,024	20,272
Mirvac Group	12,928	19,377
National Australia Bank Ltd.	1,784	22,594
Newcrest Mining Ltd.	884	22,303
Northern Star Resources Ltd.	2,024	22,440
Oil Search Ltd.	8,608	18,026
Orica Ltd.	1,716	21,278
Origin Energy Ltd.	5,028	19,363
Qantas Airways Ltd.	8,260	19,133
QBE Insurance Group Ltd.	3,704	26,324
Ramsay Health Care Ltd.	404	17,957
REA Group Ltd.	308	23,961
Rio Tinto Ltd.	316	23,115
Santos Ltd.	5,648	21,346
Scentre Group	10,788	15,783
Seek Ltd.	1,552	24,119
Sonic Healthcare Ltd.	1,016	23,389
South32 Ltd.	14,428	21,315
Stockland	9,608	21,980
Suncorp Group Ltd.	3,272	20,063
Sydney Airport	4,992	18,723
Tabcorp Holdings Ltd.	8,728	22,283
Telstra Corp. Ltd.	8,720	20,949
TPG Telecom Ltd.(a)	3,968	22,879
Transurban Group	1,876	18,580
Treasury Wine Estates Ltd.	2,900	22,461

Security	Shares	Value

Australia (continued)
Vicinity Centres	19,024	$17,804
Washington H Soul Pattinson & Co. Ltd.	1,632	22,881
Wesfarmers Ltd.	680	22,701
Westpac Banking Corp.	1,796	22,012
WiseTech Global Ltd.	1,416	20,970
Woodside Petroleum Ltd.	1,320	18,942
Woolworths Group Ltd.	764	21,193

		1,379,410

Austria — 0.6%
Andritz AG	568	19,129
Erste Group Bank AG(a)	916	20,472
OMV AG(a)	568	17,947
Raiffeisen Bank International AG	1,112	19,132
Verbund AG	448	23,596
voestalpine AG	1,044	23,141

		123,417

Belgium — 1.5%
Ageas SA/NV	572	21,543
Anheuser-Busch InBev SA/NV	400	21,815
Colruyt SA	324	18,988
Elia Group SA/NV	160	17,444
Galapagos NV(a)	80	14,909
Groupe Bruxelles Lambert SA	508	44,284
KBC Group NV	388	22,170
Proximus SADP	976	20,209
Sofina SA	76	21,389
Solvay SA	252	19,685
Telenet Group Holding NV	504	19,667
UCB SA	212	27,287
Umicore SA	496	23,426

		292,816

Canada — 8.9%
Agnico Eagle Mines Ltd.	264	20,964
Air Canada(a)	1,620	18,274
Algonquin Power & Utilities Corp.	1,260	17,383
Alimentation Couche-Tard Inc., Class B	596	20,712
AltaGas Ltd.	1,688	21,146
Atco Ltd., Class I, NVS	736	22,901
B2Gold Corp.	3,300	22,862
Bank of Montreal	392	21,445
Bank of Nova Scotia (The)	504	20,698
Barrick Gold Corp.	624	18,033
Bausch Health Companies Inc.(a)	1,004	18,356
BCE Inc.	456	19,118
BlackBerry Ltd.(a)	4,352	20,631
Brookfield Asset Management Inc., Class A	596	19,248
CAE Inc.	1,272	18,983
Cameco Corp.	1,972	20,051
Canadian Apartment Properties REIT	524	19,000
Canadian Imperial Bank of Commerce	324	22,430
Canadian National Railway Co.	232	22,661
Canadian Natural Resources Ltd.	984	17,359
Canadian Pacific Railway Ltd.	84	23,100
Canadian Tire Corp. Ltd., Class A, NVS	264	24,338
Canadian Utilities Ltd., Class A, NVS	836	21,445
Canopy Growth Corp.(a)(b)	1,076	19,648
CCL Industries Inc., Class B, NVS	632	21,024
Cenovus Energy Inc.	4,720	21,001
CGI Inc.(a)	308	21,998

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
CI Financial Corp.	1,829	$25,138
Constellation Software Inc.	16	18,925
Cronos Group Inc.(a)(b)	3,484	22,837
Dollarama Inc.	584	21,355
Emera Inc.	480	19,978
Empire Co. Ltd., Class A, NVS	824	21,168
Enbridge Inc.	540	17,282
Fairfax Financial Holdings Ltd.	68	21,305
First Capital Real Estate Investment Trust	2,084	21,128
First Quantum Minerals Ltd.	2,956	24,981
Fortis Inc.	504	20,525
Franco-Nevada Corp.	124	19,820
George Weston Ltd.	252	19,033
Gildan Activewear Inc.	1,484	26,334
Great-West Lifeco Inc.	1,252	22,133
Hydro One Ltd.(c)	948	20,199
iA Financial Corp. Inc.	684	24,015
IGM Financial Inc.	972	23,895
Imperial Oil Ltd.	1,220	19,081
Intact Financial Corp.	156	17,031
Inter Pipeline Ltd.	2,172	20,350
Keyera Corp.	1,224	18,604
Kinross Gold Corp.(a)	2,452	22,882
Kirkland Lake Gold Ltd.(b)	452	24,684
Loblaw Companies Ltd.	364	18,883
Lundin Mining Corp.	4,040	22,620
Magna International Inc.	468	21,630
Manulife Financial Corp.	1,468	19,672
Metro Inc.	416	18,249
National Bank of Canada	504	23,795
Nutrien Ltd.	552	17,976
Onex Corp.	428	19,024
Open Text Corp.	492	22,145
Pan American Silver Corp.	688	25,707
Parkland Corp./Canada	604	15,904
Pembina Pipeline Corp.	724	17,593
Power Corp. of Canada	1,248	22,146
Quebecor Inc., Class B	912	20,807
Restaurant Brands International Inc.	344	19,428
RioCan REIT	1,520	16,976
Ritchie Bros Auctioneers Inc.	452	20,898
Rogers Communications Inc., Class B, NVS	476	19,438
Royal Bank of Canada	320	22,074
Saputo Inc.	716	17,522
Shaw Communications Inc., Class B, NVS	1,152	21,071
Shopify Inc., Class A(a)	20	20,452
SmartCentres Real Estate Investment Trust	1,132	17,138
Sun Life Financial Inc.	564	21,983
Suncor Energy Inc.	1,028	16,170
TC Energy Corp.	416	18,960
Teck Resources Ltd., Class B	1,936	19,613
TELUS Corp.	1,360	23,586
Thomson Reuters Corp.	272	18,978
TMX Group Ltd.	200	20,443
Toronto-Dominion Bank (The)	452	20,000
Wheaton Precious Metals Corp.	380	20,616
WSP Global Inc.	284	17,833
Yamana Gold Inc.	3,352	21,771

		1,748,593

Security	Shares	Value

Denmark — 1.9%
Ambu A/S, Series B	612	$21,366
AP Moller — Maersk A/S, Class B, NVS	16	20,515
Carlsberg AS, Class B	152	22,395
Chr Hansen Holding A/S	192	21,856
Coloplast A/S, Class B	112	19,133
Danske Bank A/S(a)	1,684	27,164
Demant A/S(a)	744	23,081
DSV PANALPINA A/S	168	23,125
Genmab A/S(a)	64	21,937
GN Store Nord A/S	372	22,768
H Lundbeck A/S	480	17,520
Novo Nordisk A/S, Class B	240	15,885
Novozymes A/S, Class B	404	24,207
Orsted A/S(c)	160	22,887
Pandora A/S	444	28,204
Tryg A/S	816	24,109
Vestas Wind Systems A/S	184	23,715

		379,867

Finland — 1.2%
Elisa OYJ	316	18,855
Fortum OYJ	1,064	21,666
Kone OYJ, Class B	284	22,581
Neste OYJ	492	22,620
Nokia OYJ	4,840	23,237
Nordea Bank Abp(a)	2,977	23,053
Orion OYJ, Class B	376	16,460
Sampo OYJ, Class A	572	20,745
Stora Enso OYJ, Class R	1,584	19,967
UPM-Kymmene OYJ	660	17,661
Wartsila OYJ Abp	2,516	21,064

		227,909

France — 8.3%
Accor SA(a)	804	20,193
Aeroports de Paris	212	20,055
Air Liquide SA	152	25,092
Airbus SE(a)	292	21,411
Alstom SA(a)	444	24,797
Amundi SA(a)(c)	276	20,986
Arkema SA	228	23,623
Atos SE(a)	268	22,944
AXA SA	1,000	19,942
BioMerieux	128	20,812
BNP Paribas SA(a)	568	22,914
Bollore SA	6,536	21,873
Bouygues SA(a)	640	22,704
Bureau Veritas SA(a)	868	19,014
Capgemini SE	216	27,968
Carrefour SA	1,344	21,455
Casino Guichard Perrachon SA(a)	544	15,181
Cie. de Saint-Gobain(a)	672	24,769
Cie. Generale des Etablissements Michelin SCA	192	20,057
CNP Assurances(a)	1,864	22,461
Covivio	316	22,906
Credit Agricole SA(a)	2,316	22,254
Danone SA	264	17,651
Dassault Aviation SA(a)	24	20,008
Dassault Systemes SE	124	22,596
Edenred	464	23,116
Eiffage SA(a)	228	19,951

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Electricite de France SA	2,204	$22,283
Engie SA(a)	1,676	22,375
EssilorLuxottica SA(a)	144	19,105
Eurazeo SE(a)	420	21,992
Eurofins Scientific SE(a)	32	20,880
Faurecia SE(a)	504	19,602
Gecina SA	144	18,646
Getlink SE(a)	1,520	22,881
Hermes International	28	22,720
ICADE	228	15,098
Iliad SA	116	22,825
Ingenico Group SA(a)	140	22,540
Ipsen SA	252	24,346
JCDecaux SA(a)	948	15,997
Kering SA	36	20,508
Klepierre SA	1,184	20,427
La Francaise des Jeux SAEM(c)	644	23,486
Legrand SA	272	21,061
L’Oreal SA	64	21,417
LVMH Moet Hennessy Louis Vuitton SE	44	19,082
Natixis SA(a)	8,752	21,268
Orange SA	1,600	18,753
Orpea(a)	164	20,983
Pernod Ricard SA	132	22,789
Peugeot SA(a)	1,444	23,291
Publicis Groupe SA	700	22,556
Remy Cointreau SA(b)	168	26,998
Renault SA(a)	1,004	23,810
Safran SA(a)	188	19,883
Sanofi	160	16,754
Sartorius Stedim Biotech	72	22,477
Schneider Electric SE	184	21,375
SCOR SE(a)	720	18,561
SEB SA	156	25,844
SES SA	2,916	20,675
Societe Generale SA(a)	1,356	20,819
Sodexo SA	300	20,675
STMicroelectronics NV	716	20,159
Suez SA	1,796	23,754
Teleperformance	76	22,225
Thales SA	244	17,704
TOTAL SE	472	17,470
Ubisoft Entertainment SA(a)	256	21,427
Unibail-Rodamco-Westfield	336	17,689
Valeo SA	928	23,857
Veolia Environnement SA	928	21,190
Vinci SA	220	18,939
Vivendi SA	852	22,568
Wendel SE	208	19,492
Worldline SA(a)(c)	264	22,702

		1,640,691

Germany — 5.7%
adidas AG(a)	72	19,914
Allianz SE, Registered	108	22,505
Aroundtown SA(a)	3,608	21,793
BASF SE	396	21,920
Bayer AG, Registered	228	15,163
Bayerische Motoren Werke AG	300	19,405
Beiersdorf AG	180	21,530
Brenntag AG	392	24,160

Security	Shares	Value

Germany (continued)
Carl Zeiss Meditec AG, Bearer(a)	184	$19,288
Commerzbank AG(a)	5,356	27,544
Continental AG	200	19,525
Covestro AG(c)	568	22,071
Daimler AG, Registered	508	22,467
Delivery Hero SE(a)(c)	196	22,658
Deutsche Bank AG, Registered(a)	2,480	22,261
Deutsche Boerse AG	112	20,475
Deutsche Lufthansa AG, Registered(a)(b)	2,240	19,808
Deutsche Post AG, Registered(a)	576	23,335
Deutsche Telekom AG, Registered	1,108	18,559
Deutsche Wohnen SE	432	21,047
E.ON SE	1,680	19,739
Evonik Industries AG	784	21,202
Fraport AG Frankfurt Airport Services Worldwide(a)	436	17,024
Fresenius Medical Care AG & Co. KGaA(a)	224	19,765
Fresenius SE & Co. KGaA(a)	392	19,594
GEA Group AG	664	24,050
Hannover Rueck SE	120	20,348
HeidelbergCement AG	408	22,772
Henkel AG & Co. KGaA	32	2,787
HOCHTIEF AG	236	19,256
Infineon Technologies AG	884	22,088
KION Group AG	348	26,830
Knorr-Bremse AG	192	22,565
LANXESS AG(a)	384	19,979
LEG Immobilien AG(a)	148	20,697
Merck KGaA	140	17,888
METRO AG	2,124	19,470
MTU Aero Engines AG(a)	124	21,533
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	76	20,203
Nemetschek SE	260	19,185
Puma SE(a)	280	21,800
RWE AG	556	21,026
SAP SE	144	22,780
Scout24 AG(c)	252	21,887
Siemens AG, Registered	172	22,031
Siemens Healthineers AG(c)	364	18,920
Symrise AG	176	22,071
TeamViewer AG(a)(c)	396	21,423
Telefonica Deutschland Holding AG	5,596	15,385
thyssenkrupp AG(a)	3,416	26,539
Uniper SE	700	24,303
United Internet AG, Registered(d)	464	21,108
Vonovia SE	316	20,619
Zalando SE(a)(c)	312	22,594

		1,124,889

Hong Kong — 3.7%
AIA Group Ltd.	1,600	14,462
ASM Pacific Technology Ltd.	2,000	22,477
Bank of East Asia Ltd. (The)	9,600	21,850
BeiGene Ltd., ADR(a)	108	22,572
BOC Hong Kong Holdings Ltd.	6,000	16,722
Budweiser Brewing Co. APAC Ltd.(c)	6,000	21,754
CK Asset Holdings Ltd.	2,000	11,109
CK Hutchison Holdings Ltd.	2,000	13,045
CK Infrastructure Holdings Ltd.	4,000	20,851
CLP Holdings Ltd.	2,000	18,942
Dairy Farm International Holdings Ltd.	4,000	17,120

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Galaxy Entertainment Group Ltd.	4,000	$27,251
Hang Lung Properties Ltd.	8,000	19,633
Hang Seng Bank Ltd.	1,200	18,874
Henderson Land Development Co. Ltd.	4,464	16,732
HK Electric Investments & HK Electric Investments Ltd.	18,000	18,627
HKT Trust & HKT Ltd.	12,000	17,682
Hong Kong & China Gas Co. Ltd.	8,835	12,677
Hong Kong Exchanges & Clearing Ltd.	500	23,883
Hongkong Land Holdings Ltd.	4,800	18,192
Jardine Matheson Holdings Ltd.	400	16,368
Jardine Strategic Holdings Ltd.	800	16,160
Kerry Properties Ltd.	6,000	14,276
Link REIT	2,000	15,522
Melco Resorts & Entertainment Ltd., ADR	1,332	21,925
MTR Corp. Ltd.	2,000	9,935
New World Development Co. Ltd.	4,000	19,509
NWS Holdings Ltd.	16,000	12,387
PCCW Ltd.	32,000	18,043
Power Assets Holdings Ltd.	2,000	11,135
Sands China Ltd.	4,800	18,580
Sino Land Co. Ltd.	16,000	19,385
SJM Holdings Ltd.	16,000	18,023
Sun Hung Kai Properties Ltd.	2,000	24,490
Swire Pacific Ltd., Class A	4,000	19,793
Swire Properties Ltd.	6,400	14,782
Techtronic Industries Co. Ltd.	2,000	20,890
WH Group Ltd.(c)	20,000	17,780
Wharf Real Estate Investment Co. Ltd.	8,000	28,283
Wynn Macau Ltd.	9,600	16,821

		728,542

Ireland — 0.5%
CRH PLC	608	22,115
Flutter Entertainment PLC(a)	21	3,187
Flutter Entertainment PLC(a)	119	17,915
Kerry Group PLC, Class A	172	22,780
Kingspan Group PLC	308	22,126
Smurfit Kappa Group PLC	592	19,923

		108,046

Israel — 1.2%
Azrieli Group Ltd.	356	17,056
Bank Hapoalim BM	3,024	17,999
Bank Leumi Le-Israel BM	3,584	17,950
Check Point Software Technologies Ltd.(a)	196	24,569
CyberArk Software Ltd.(a)(b)	200	23,568
Elbit Systems Ltd.	132	18,545
ICL Group Ltd.	5,664	17,797
Isracard Ltd.	1	1
Israel Discount Bank Ltd., Class A	6,164	18,715
Mizrahi Tefahot Bank Ltd.	960	19,814
Nice Ltd.(a)	104	21,159
Teva Pharmaceutical Industries Ltd., ADR(a)	1,496	17,264
Wix.com Ltd.(a)	96	27,886

		242,323

Italy — 2.5%
Assicurazioni Generali SpA	1,488	22,276
Atlantia SpA(a)	1,244	19,785
CNH Industrial NV(a)	3,324	22,735
DiaSorin SpA	96	18,844
Enel SpA	3,028	27,675

Security	Shares	Value

Italy (continued)
Eni SpA	2,012	$17,942
Ferrari NV	112	20,045
FinecoBank Banca Fineco SpA(a)	1,631	23,674
Infrastrutture Wireless Italiane SpA(c)	1,712	17,339
Intesa Sanpaolo SpA(a)	11,944	24,112
Leonardo SpA	2,826	18,079
Mediobanca Banca di Credito Finanziario SpA	3,416	27,379
Moncler SpA(a)	532	20,508
Nexi SpA(a)(c)	1,196	21,447
Pirelli & C SpA(a)(c)	5,128	20,393
Poste Italiane SpA(c)	2,340	21,450
Prysmian SpA	964	24,657
Recordati SpA	396	21,185
Snam SpA	4,368	23,243
Telecom Italia SpA/Milano	32,740	13,194
Tenaris SA	3,044	17,753
Terna Rete Elettrica Nazionale SpA	3,360	25,055
UniCredit SpA(a)	2,596	23,702

		492,472

Japan — 30.7%
ABC-Mart Inc.	400	21,110
Acom Co. Ltd.	4,800	16,843
Advantest Corp.	400	21,564
Aeon Co. Ltd.	800	18,840
Aeon Mall Co. Ltd.	1,200	14,267
AGC Inc.	800	22,382
Air Water Inc.	1,200	15,492
Aisin Seiki Co. Ltd.	800	22,851
Ajinomoto Co. Inc.	1,200	21,610
Alfresa Holdings Corp.	1,200	24,538
Amada Co. Ltd.	2,400	16,094
ANA Holdings Inc.(a)	800	16,442
Aozora Bank Ltd.	1,200	19,147
Asahi Group Holdings Ltd.	400	13,029
Asahi Intecc Co. Ltd.	800	22,306
Asahi Kasei Corp.	2,400	17,068
Astellas Pharma Inc.	1,200	18,727
Bandai Namco Holdings Inc.	400	22,022
Bank of Kyoto Ltd. (The)	400	14,622
Benesse Holdings Inc.	800	20,793
Bridgestone Corp.	400	11,705
Brother Industries Ltd.	1,200	18,545
Calbee Inc.	800	25,385
Canon Inc.	800	12,681
Casio Computer Co. Ltd.	1,200	18,977
Chiba Bank Ltd. (The)	4,400	20,059
Chubu Electric Power Co. Inc.	1,200	14,238
Chugai Pharmaceutical Co. Ltd.	400	17,917
Chugoku Electric Power Co. Inc. (The)	1,200	14,618
Coca-Cola Bottlers Japan Holdings Inc.	1,200	17,876
Concordia Financial Group Ltd.	6,400	18,825
CyberAgent Inc.	400	22,510
Dai Nippon Printing Co. Ltd.	800	17,357
Daicel Corp.	2,400	15,935
Daifuku Co. Ltd.	400	35,941
Dai-ichi Life Holdings Inc.	1,600	18,613
Daiichi Sankyo Co. Ltd.	400	35,025
Daiwa House Industry Co. Ltd.	800	17,645
Daiwa House REIT Investment Corp.	8	20,785
Daiwa Securities Group Inc.	5,200	22,820

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Denso Corp.	400	$14,634
Dentsu Group Inc.	800	17,766
East Japan Railway Co.	400	22,968
Eisai Co. Ltd.	400	32,108
Electric Power Development Co. Ltd.	1,200	16,287
ENEOS Holdings Inc.	5,250	18,233
FamilyMart Co. Ltd.	1,200	26,763
Fuji Electric Co. Ltd.	800	21,716
FUJIFILM Holdings Corp.	400	17,845
Fujitsu Ltd.	200	26,710
Fukuoka Financial Group Inc.	1,200	17,376
GLP J-REIT	16	26,588
GMO Payment Gateway Inc.	200	20,808
Hakuhodo DY Holdings Inc.	2,000	21,867
Hamamatsu Photonics KK	400	17,252
Hankyu Hanshin Holdings Inc.	400	11,406
Hino Motors Ltd.	3,200	18,371
Hisamitsu Pharmaceutical Co. Inc.	400	17,422
Hitachi Construction Machinery Co. Ltd.	800	22,851
Hitachi Ltd.	800	23,668
Hitachi Metals Ltd.	2,000	25,953
Honda Motor Co. Ltd.	800	19,098
Hoshizaki Corp.	400	30,417
Hulic Co. Ltd.	2,000	17,138
Idemitsu Kosan Co. Ltd.	864	17,814
Iida Group Holdings Co. Ltd.	1,600	24,636
Inpex Corp.	2,800	15,866
Isetan Mitsukoshi Holdings Ltd.	3,200	14,528
Isuzu Motors Ltd.	2,400	19,510
Ito En Ltd.	400	23,532
ITOCHU Corp.	800	17,403
Itochu Techno-Solutions Corp.	800	32,347
Japan Airlines Co. Ltd.	1,200	19,425
Japan Airport Terminal Co. Ltd.	400	13,752
Japan Exchange Group Inc.	800	18,916
Japan Post Bank Co. Ltd.	2,000	14,868
Japan Post Holdings Co. Ltd.	2,400	16,282
Japan Post Insurance Co. Ltd.	1,600	21,126
Japan Prime Realty Investment Corp.	8	21,057
Japan Real Estate Investment Corp.	4	20,429
Japan Retail Fund Investment Corp.	16	19,204
Japan Tobacco Inc.	800	13,710
JFE Holdings Inc.	2,800	18,114
JGC Holdings Corp.	2,000	20,127
JSR Corp.	1,200	25,775
JTEKT Corp.	2,800	18,538
Kajima Corp.	1,600	17,494
Kakaku.com Inc.	800	19,241
Kamigumi Co. Ltd.	1,200	21,769
Kansai Electric Power Co. Inc. (The)	2,000	18,944
Kansai Paint Co. Ltd.	800	15,360
Kao Corp.	400	28,889
Kawasaki Heavy Industries Ltd.	1,200	16,275
KDDI Corp.	800	24,659
Keihan Holdings Co. Ltd.	400	16,192
Keikyu Corp.	1,200	15,606
Keio Corp.	400	19,824
Keisei Electric Railway Co. Ltd.	800	19,423
Kikkoman Corp.	400	18,595
Kintetsu Group Holdings Co. Ltd.	400	15,511

Security	Shares	Value

Japan (continued)
Kirin Holdings Co. Ltd.	800	$15,390
Kobe Bussan Co. Ltd.	400	24,629
Koito Manufacturing Co. Ltd.	400	15,606
Komatsu Ltd.	800	15,632
Konami Holdings Corp.	800	24,326
Kubota Corp.	1,200	17,064
Kuraray Co. Ltd.	2,000	19,521
Kurita Water Industries Ltd.	800	21,405
Kyocera Corp.	400	22,109
Kyowa Kirin Co. Ltd.	800	19,673
Kyushu Electric Power Co. Inc.	2,400	20,066
Kyushu Railway Co.	800	15,723
Lasertec Corp.	400	34,806
Lawson Inc.	400	19,862
LINE Corp.(a)	400	21,148
Lion Corp.	800	20,649
LIXIL Group Corp.	1,600	21,277
M3 Inc.	400	20,354
Makita Corp.	400	15,265
Marubeni Corp.	4,400	20,184
Marui Group Co. Ltd.	1,200	17,286
Maruichi Steel Tube Ltd.	800	18,863
Mazda Motor Corp.	3,200	17,887
McDonald’s Holdings Co. Japan Ltd.	400	19,067
Mebuki Financial Group Inc.	9,270	20,516
Medipal Holdings Corp.	1,200	22,064
MEIJI Holdings Co. Ltd.	400	31,249
Mercari Inc.(a)	800	33,444
MINEBEA MITSUMI Inc.	1,200	19,544
MISUMI Group Inc.	800	18,871
Mitsubishi Chemical Holdings Corp.	3,200	17,124
Mitsubishi Corp.	800	16,037
Mitsubishi Electric Corp.	1,600	20,740
Mitsubishi Estate Co. Ltd.	1,200	17,240
Mitsubishi Gas Chemical Co. Inc.	1,600	25,227
Mitsubishi Heavy Industries Ltd.	800	18,511
Mitsubishi Materials Corp.	800	16,245
Mitsubishi Motors Corp.	7,200	14,028
Mitsubishi UFJ Financial Group Inc.	4,400	16,363
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,000	16,835
Mitsui & Co. Ltd.	1,200	17,864
Mitsui Chemicals Inc.	1,200	22,767
Mitsui Fudosan Co. Ltd.	1,200	18,704
Miura Co. Ltd.	400	15,000
Mizuho Financial Group Inc.	16,000	19,310
MonotaRO Co. Ltd.	800	34,087
MS&AD Insurance Group Holdings Inc.	800	19,945
Murata Manufacturing Co. Ltd.	400	25,003
Nabtesco Corp.	800	23,986
Nagoya Railroad Co. Ltd.	800	20,172
NEC Corp.	400	22,283
Nexon Co. Ltd.	800	20,656
NGK Insulators Ltd.	1,600	19,779
NGK Spark Plug Co. Ltd.	1,200	15,992
NH Foods Ltd.	400	17,497
Nidec Corp.	400	31,684
Nihon M&A Center Inc.	400	19,370
Nikon Corp.	2,000	13,884
Nippon Building Fund Inc.	4	22,397
Nippon Express Co. Ltd.	400	18,954

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nippon Paint Holdings Co. Ltd.	400	$27,164
Nippon Prologis REIT Inc.	8	27,580
Nippon Shinyaku Co. Ltd.	400	30,758
Nippon Steel Corp.	2,000	16,221
Nippon Telegraph & Telephone Corp.	800	18,489
Nippon Yusen KK	1,600	20,581
Nissan Chemical Corp.	400	20,921
Nissan Motor Co. Ltd.	5,200	17,755
Nisshin Seifun Group Inc.	1,200	18,330
Nissin Foods Holdings Co. Ltd.	400	35,865
Nitto Denko Corp.	400	22,510
Nomura Holdings Inc.	4,800	22,232
Nomura Real Estate Holdings Inc.	1,200	19,885
Nomura Real Estate Master Fund Inc.	16	19,794
Nomura Research Institute Ltd.	860	22,580
NSK Ltd.	2,800	18,538
NTT Data Corp.	1,600	18,023
NTT Docomo Inc.	800	21,999
Obayashi Corp.	2,400	21,292
Odakyu Electric Railway Co. Ltd.	800	16,616
Oji Holdings Corp.	3,600	14,982
Olympus Corp.	1,200	21,377
Omron Corp.	400	28,488
Ono Pharmaceutical Co. Ltd.	800	22,423
Oracle Corp. Japan	200	23,986
ORIX Corp.	1,600	17,191
Orix JREIT Inc.	16	20,566
Osaka Gas Co. Ltd.	1,200	22,064
Otsuka Corp.	400	20,656
Otsuka Holdings Co. Ltd.	400	16,533
Pan Pacific International Holdings Corp.	1,200	27,273
Panasonic Corp.	2,400	20,429
Park24 Co. Ltd.	1,200	16,117
PeptiDream Inc.(a)	400	16,060
Persol Holdings Co. Ltd.	1,600	20,248
Pigeon Corp.	400	15,492
Pola Orbis Holdings Inc.	1,200	19,782
Rakuten Inc.	2,000	18,254
Recruit Holdings Co. Ltd.	400	12,364
Renesas Electronics Corp.(a)	3,600	19,680
Resona Holdings Inc.	5,600	18,209
Ricoh Co. Ltd.	2,800	17,876
Rinnai Corp.	400	32,687
Rohm Co. Ltd.	400	25,234
Ryohin Keikaku Co. Ltd.	1,600	19,173
Santen Pharmaceutical Co. Ltd.	1,200	20,202
SBI Holdings Inc.	800	16,699
SCSK Corp.	400	20,202
Secom Co. Ltd.	400	34,355
Sega Sammy Holdings Inc.	1,600	17,993
Seibu Holdings Inc.	1,600	14,255
Seiko Epson Corp.	1,600	16,813
Sekisui Chemical Co. Ltd.	1,600	21,670
Sekisui House Ltd.	1,200	21,769
Seven & i Holdings Co. Ltd.	400	12,129
Seven Bank Ltd.	6,800	16,529
SG Holdings Co. Ltd.	800	29,282
Sharp Corp.	1,600	15,587
Shimadzu Corp.	800	20,134
Shimamura Co. Ltd.	400	27,731

Security	Shares	Value

Japan (continued)
Shimizu Corp.	2,400	$17,161
Shinsei Bank Ltd.	1,600	17,978
Shionogi & Co. Ltd.	400	23,679
Shiseido Co. Ltd.	400	22,132
Shizuoka Bank Ltd. (The)	3,200	20,702
Showa Denko KK	800	16,465
Softbank Corp.	1,200	16,054
SoftBank Group Corp.	400	24,950
Sohgo Security Services Co. Ltd.	400	18,784
Sompo Holdings Inc.	800	26,142
Sony Corp.	400	30,553
Square Enix Holdings Co. Ltd.	400	21,337
Stanley Electric Co. Ltd.	800	19,037
Subaru Corp.	800	15,091
SUMCO Corp.	1,200	18,330
Sumitomo Chemical Co. Ltd.	6,400	18,341
Sumitomo Corp.	1,600	17,705
Sumitomo Dainippon Pharma Co. Ltd.	1,600	19,915
Sumitomo Electric Industries Ltd.	1,600	17,645
Sumitomo Heavy Industries Ltd.	800	15,504
Sumitomo Metal Mining Co. Ltd.	800	23,713
Sumitomo Mitsui Financial Group Inc.	800	21,186
Sumitomo Mitsui Trust Holdings Inc.	800	20,505
Sumitomo Realty & Development Co. Ltd.	800	20,350
Sumitomo Rubber Industries Ltd.	2,000	16,571
Sundrug Co. Ltd.	800	27,315
Suntory Beverage & Food Ltd.	400	15,038
Suzuken Co. Ltd.	400	14,168
Suzuki Motor Corp.	400	13,135
Sysmex Corp.	400	30,761
T&D Holdings Inc.	2,400	19,590
Taiheiyo Cement Corp.	1,200	25,934
Taisei Corp.	800	27,391
Taisho Pharmaceutical Holdings Co. Ltd.	400	22,586
Taiyo Nippon Sanso Corp.	1,200	18,829
Takeda Pharmaceutical Co. Ltd.	451	16,022
TDK Corp.	400	44,188
Teijin Ltd.	1,200	17,240
Terumo Corp.	400	15,038
THK Co. Ltd.	800	18,591
TIS Inc.	800	17,191
Tobu Railway Co. Ltd.	400	11,145
Toho Co. Ltd.	400	11,860
Toho Gas Co. Ltd.	400	17,327
Tohoku Electric Power Co. Inc.	2,000	18,859
Tokio Marine Holdings Inc.	400	16,782
Tokyo Century Corp.	400	22,208
Tokyo Electric Power Co. Holdings Inc.(a)	5,600	14,830
Tokyo Gas Co. Ltd.	800	16,877
Tokyu Corp.	1,200	13,302
Tokyu Fudosan Holdings Corp.	4,000	15,246
Toppan Printing Co. Ltd.	1,200	17,967
Toray Industries Inc.	4,000	17,180
Toshiba Corp.	800	24,213
Tosoh Corp.	1,600	21,368
TOTO Ltd.	400	14,944
Toyo Suisan Kaisha Ltd.	400	24,213
Toyoda Gosei Co. Ltd.	1,200	23,199
Toyota Industries Corp.	400	20,202
Toyota Motor Corp.	400	23,520

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Toyota Tsusho Corp.	800	$20,112
Trend Micro Inc.	400	23,267
Unicharm Corp.	400	18,001
United Urban Investment Corp.	20	19,465
USS Co. Ltd.	1,200	17,830
Welcia Holdings Co. Ltd.	400	36,697
West Japan Railway Co.	400	17,130
Yakult Honsha Co. Ltd.	400	22,737
Yamada Denki Co. Ltd.	4,400	19,018
Yamaha Corp.	400	18,349
Yamaha Motor Co. Ltd.	1,600	23,229
Yamato Holdings Co. Ltd.	1,200	30,587
Yamazaki Baking Co. Ltd.	1,200	20,066
Yaskawa Electric Corp.	400	13,185
Yokogawa Electric Corp.	1,600	24,258
Yokohama Rubber Co. Ltd. (The)	1,600	20,308
Z Holdings Corp.	4,800	25,287
ZOZO Inc.	1,200	32,460

		6,038,056

Netherlands — 2.7%
ABN AMRO Bank NV, CVA(c)	2,092	17,376
Adyen NV(a)(c)	16	26,810
Aegon NV	7,468	22,130
AerCap Holdings NV(a)	676	18,205
Akzo Nobel NV	232	21,876
Altice Europe NV(a)	4,472	21,205
ArcelorMittal SA(a)	1,988	21,957
ASML Holding NV	56	19,846
Davide Campari-Milano NV	2,432	24,482
EXOR NV	376	21,186
Heineken Holding NV	232	20,123
Heineken NV	216	21,006
ING Groep NV	3,148	21,948
Just Eat Takeaway.com NV(a)(c)	172	18,663
Koninklijke Ahold Delhaize NV	716	20,718
Koninklijke DSM NV	148	22,681
Koninklijke KPN NV	8,012	20,786
Koninklijke Philips NV(a)	416	21,590
Koninklijke Vopak NV	336	18,416
NN Group NV	644	23,607
Prosus NV(a)	180	17,475
QIAGEN NV(a)	432	21,542
Randstad NV	456	21,925
Unilever NV	384	22,740
Wolters Kluwer NV	256	20,240

		528,533

New Zealand — 0.8%
a2 Milk Co. Ltd.(a)	1,596	22,157
Auckland International Airport Ltd.	5,452	23,171
Fisher & Paykel Healthcare Corp. Ltd.	1,020	24,461
Mercury NZ Ltd.	6,076	18,902
Meridian Energy Ltd.	6,596	21,355
Ryman Healthcare Ltd.	2,504	22,185
Spark New Zealand Ltd.	7,192	23,619

		155,850

Norway — 1.0%
DNB ASA(a)	1,492	22,769
Equinor ASA	1,196	17,692
Gjensidige Forsikring ASA(a)	1,096	22,502

Security	Shares	Value

Norway (continued)
Mowi ASA	972	$17,537
Norsk Hydro ASA(a)	7,792	21,800
Orkla ASA	2,096	20,662
Schibsted ASA, Class B(a)	856	28,210
Telenor ASA	1,224	18,989
Yara International ASA	568	23,793

		193,954

Portugal — 0.3%
EDP — Energias de Portugal SA	4,056	20,552
Galp Energia SGPS SA	1,688	17,765
Jeronimo Martins SGPS SA	1,172	19,811

		58,128

Singapore — 2.1%
Ascendas REIT	8,800	22,717
CapitaLand Commercial Trust	17,227	20,226
CapitaLand Ltd.	10,000	20,127
CapitaLand Mall Trust	14,000	19,296
City Developments Ltd.	3,600	21,475
DBS Group Holdings Ltd.	1,200	17,300
Genting Singapore Ltd.(b)	36,400	19,510
Jardine Cycle & Carriage Ltd.	1,211	17,662
Keppel Corp. Ltd.	4,400	17,327
Mapletree Commercial Trust	13,600	18,248
Mapletree Logistics Trust	14,800	22,988
Oversea-Chinese Banking Corp. Ltd.	2,400	14,981
Singapore Airlines Ltd.	6,900	17,208
Singapore Exchange Ltd.	1,800	10,724
Singapore Technologies Engineering Ltd.(b)	8,400	20,031
Singapore Telecommunications Ltd.	9,200	16,638
Suntec REIT(b)	18,400	17,980
United Overseas Bank Ltd.	1,200	16,968
UOL Group Ltd.(b)	4,400	21,241
Venture Corp. Ltd.	2,000	26,107
Wilmar International Ltd.	6,800	22,910
Yangzijiang Shipbuilding Holdings Ltd.	28,800	19,217

		420,881

Spain — 2.1%
ACS Actividades de Construccion y Servicios SA	863	19,951
Aena SME SA(a)(c)	168	21,912
Amadeus IT Group SA	404	20,237
Banco Bilbao Vizcaya Argentaria SA	5,452	17,001
Banco Santander SA(a)	8,440	18,050
Bankinter SA	5,124	26,551
CaixaBank SA	11,404	24,543
Cellnex Telecom SA(c)	316	19,887
Enagas SA	433	10,942
Endesa SA	824	23,424
Ferrovial SA	745	18,271
Grifols SA	576	16,824
Iberdrola SA	1,900	24,534
Iberdrola SA, New	43	558
Industria de Diseno Textil SA	760	20,239
Mapfre SA	12,092	21,820
Naturgy Energy Group SA	1,092	20,325
Red Electrica Corp. SA	870	16,995
Repsol SA	2,175	16,923
Siemens Gamesa Renewable Energy SA	1,276	29,989
Telefonica SA	4,508	18,913

		407,889

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden — 3.8%
Alfa Laval AB(a)	1,144	$27,096
Assa Abloy AB, Class B	1,028	22,532
Atlas Copco AB, Class A	400	17,699
Atlas Copco AB, Class B	204	7,886
Boliden AB	888	24,160
Electrolux AB, Series B	1,176	22,064
Epiroc AB, Class A	1,528	21,372
Epiroc AB, Class B	168	2,289
EQT AB	1,128	26,446
Essity AB, Class B(a)	524	17,289
Evolution Gaming Group AB(c)	340	23,268
Hennes & Mauritz AB, Class B	1,360	21,130
Hexagon AB, Class B(a)	376	24,459
Husqvarna AB, Class B	2,788	26,624
ICA Gruppen AB	428	21,082
Industrivarden AB, Class C(a)	832	20,448
Investment AB Latour, Class B	1,036	21,244
Investor AB, Class B	372	21,978
Kinnevik AB, Class B	800	28,060
L E Lundbergforetagen AB, Class B(a)	420	19,684
Lundin Energy AB	772	17,861
Nibe Industrier AB, Class B(a)	880	21,135
Sandvik AB(a)	1,180	21,943
Securitas AB, Class B(a)	1,564	23,351
Skandinaviska Enskilda Banken AB, Class A(a)	2,208	21,373
Skanska AB, Class B(a)	1,008	20,347
SKF AB, Class B	1,136	20,975
Svenska Cellulosa AB SCA, Class B(a)	1,616	19,553
Svenska Handelsbanken AB, Class A(a)	2,012	19,048
Swedbank AB, Class A(a)	1,588	25,785
Swedish Match AB	280	21,551
Tele2 AB, Class B	1,484	21,053
Telefonaktiebolaget LM Ericsson, Class B	2,048	23,609
Telia Co. AB	5,664	22,076
Volvo AB, Class B(a)	1,360	23,470

		739,940

Switzerland — 3.9%
ABB Ltd., Registered	876	21,926
Adecco Group AG, Registered	420	19,931
Alcon Inc.(a)	320	19,347
Baloise Holding AG, Registered	136	20,751
Banque Cantonale Vaudoise, Registered	188	19,777
Barry Callebaut AG, Registered	8	16,700
Cie. Financiere Richemont SA, Registered	320	19,875
Clariant AG, Registered	1,092	20,647
Coca-Cola HBC AG	820	21,557
Credit Suisse Group AG, Registered	2,152	22,980
EMS-Chemie Holding AG, Registered	28	24,208
Geberit AG, Registered	44	24,338
Givaudan SA, Registered	8	33,075
Julius Baer Group Ltd	468	20,578
Kuehne + Nagel International AG, Registered(a)	136	23,456
LafargeHolcim Ltd., Registered	460	21,748
Logitech International SA, Registered	332	24,189
Lonza Group AG, Registered	36	22,501
Nestle SA, Registered	184	21,865
Novartis AG, Registered	164	13,606
Partners Group Holding AG	24	23,248
Roche Holding AG, NVS	44	15,289
Schindler Holding AG, Participation Certificates, NVS	60	15,203

Security	Shares	Value

Switzerland (continued)
Schindler Holding AG, Registered	20	$4,991
SGS SA, Registered	8	21,027
Sika AG, Registered	104	22,922
Sonova Holding AG, Registered(a)	88	19,889
Straumann Holding AG, Registered	24	23,633
Swatch Group AG (The), Bearer	80	16,797
Swatch Group AG (The), Registered	124	4,940
Swiss Life Holding AG, Registered	56	20,493
Swiss Prime Site AG, Registered	200	18,281
Swiss Re AG	284	22,403
Swisscom AG, Registered	36	19,225
Temenos AG, Registered	144	21,370
UBS Group AG, Registered	1,832	21,538
Vifor Pharma AG	116	16,405
Zurich Insurance Group AG	48	17,739

		758,448

United Kingdom — 8.8%
3i Group PLC	1,856	21,671
Admiral Group PLC	676	21,294
Anglo American PLC	948	23,270
Antofagasta PLC	1,764	23,789
Ashtead Group PLC	648	20,710
Associated British Foods PLC	872	20,200
AstraZeneca PLC	152	17,017
Auto Trader Group PLC(c)	3,048	21,467
AVEVA Group PLC	384	20,896
Aviva PLC	5,144	17,804
BAE Systems PLC	3,072	19,765
Barclays PLC	13,636	17,997
Barratt Developments PLC	2,980	19,971
Berkeley Group Holdings PLC	388	22,682
BP PLC	3,712	13,405
British American Tobacco PLC	484	16,037
British Land Co. PLC (The)	4,292	20,623
BT Group PLC	13,404	17,343
Bunzl PLC	876	25,271
Burberry Group PLC	1,076	17,688
Coca-Cola European Partners PLC	496	20,420
Compass Group PLC	1,320	18,200
Croda International PLC	320	24,066
DCC PLC	256	22,955
Diageo PLC	612	22,499
Direct Line Insurance Group PLC	5,808	22,595
Evraz PLC	5,932	22,462
Experian PLC	604	21,222
Ferguson PLC	244	21,751
Fiat Chrysler Automobiles NV(a)	2,256	22,996
GlaxoSmithKline PLC	792	15,902
Glencore PLC	9,388	21,519
GVC Holdings PLC	1,960	17,097
Halma PLC	652	18,638
Hargreaves Lansdown PLC	916	21,027
Hikma Pharmaceuticals PLC	596	16,818
HSBC Holdings PLC	3,352	15,055
Imperial Brands PLC	920	15,408
Informa PLC	3,480	16,895
InterContinental Hotels Group PLC	384	17,721
Intertek Group PLC	328	23,152
ITV PLC	20,616	15,337
J Sainsbury PLC	8,440	20,732

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
JD Sports Fashion PLC	2,712	$21,556
Johnson Matthey PLC	768	22,569
Kingfisher PLC	9,360	29,717
Land Securities Group PLC	2,696	20,403
Legal & General Group PLC	7,452	20,931
Lloyds Banking Group PLC	48,752	16,819
London Stock Exchange Group PLC	176	19,598
M&G PLC	12,884	27,158
Melrose Industries PLC	16,208	18,137
Mondi PLC	1,080	19,321
National Grid PLC	1,528	18,058
Natwest Group PLC	13,888	19,322
Next PLC	348	24,893
Ocado Group PLC(a)	752	20,263
Pearson PLC	3,576	24,922
Persimmon PLC(a)	656	20,681
Prudential PLC	1,232	17,876
Reckitt Benckiser Group PLC	204	20,633
RELX PLC	796	16,873
Rentokil Initial PLC	3,104	21,763
Rio Tinto PLC	300	18,172
Rolls-Royce Holdings PLC	5,680	17,266
Royal Dutch Shell PLC, Class A	508	7,478
Royal Dutch Shell PLC, Class B	432	6,128
RSA Insurance Group PLC	4,084	23,001
Sage Group PLC (The)	2,572	24,623
Schroders PLC	564	21,948
Segro PLC	1,868	23,762
Severn Trent PLC	652	20,966
Smith & Nephew PLC	964	19,200
Smiths Group PLC	1,212	21,555
Spirax-Sarco Engineering PLC	164	22,192
SSE PLC	1,224	20,901
St. James’s Place PLC	1,852	22,903
Standard Chartered PLC	3,588	18,168
Standard Life Aberdeen PLC	6,760	22,217
Taylor Wimpey PLC	10,432	16,204
Tesco PLC	5,628	16,037
Unilever PLC	332	19,927
United Utilities Group PLC	1,756	20,743
Vodafone Group PLC	11,444	17,357
Whitbread PLC(a)	544	15,565
Wm Morrison Supermarkets PLC	7,692	18,864
WPP PLC	2,572	19,174

		1,729,211

Total Common Stocks — 99.2% (Cost: $19,572,149)		19,519,865

Security	Shares	Value

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	28	$1,442
Fuchs Petrolub SE, Preference Shares, NVS	512	22,462
Henkel AG & Co. KGaA, Preference Shares, NVS	184	18,146
Porsche Automobil Holding SE, Preference Shares, NVS	348	19,790
Sartorius AG, Preference Shares, NVS	52	20,009
Volkswagen AG, Preference Shares, NVS	108	15,964

		97,813

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	20,348	8,152

Total Preferred Stocks — 0.5% (Cost: $101,065)		105,965

Rights

Portugal — 0.0%
EDP — Energias de Portugal SA, (Expires 08/06/20)(a)(b)	4,056	413

Spain — 0.0%
Cellnex Telecom SA, (Expires 08/12/20)(a)	316	1,327

Total Rights — 0.0% (Cost: $0)		1,740

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(e)(f)(g)	242,859	243,126

Total Short-Term Investments — 1.2% (Cost: $243,005)		243,126

Total Investments in Securities — 100.9% (Cost: $19,916,219)		19,870,696

Other Assets, Less Liabilities — (0.9)%		(184,699)

Net Assets — 100.0%		$19,685,997

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$64,643	$178,470	(a)	$—		$(87)	$100	$243,126	242,859	$7,783	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,000	—		(1,000	)(a)	—	—	—	—	28		—

						$(87)	$100	$243,126		$7,811		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	1	09/18/20	$38	$(2,036)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,036

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$13,101

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(2,036)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$28,242

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Size Factor ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$19,519,307	$558	$—	$19,519,865
Preferred Stocks	105,965	—	—	105,965
Rights	1,740	—	—	1,740
Money Market Funds	243,126	—	—	243,126

	$19,870,138	$558	$—	$19,870,696

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(2,036)	$—	$—	$(2,036)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® Edge MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.3%
BlueScope Steel Ltd.	67,624	$542,677
Fortescue Metals Group Ltd.	242,336	3,025,707
Origin Energy Ltd.	66,793	257,226
Qantas Airways Ltd.	37,486	86,832
Santos Ltd.	55,044	208,032
Sonic Healthcare Ltd.	32,402	745,911
South32 Ltd.	665,226	982,758

		5,849,143

Austria — 0.3%
Andritz AG	3,318	111,742
Erste Group Bank AG(a)	13,272	296,619
OMV AG(a)	10,252	323,926
Raiffeisen Bank International AG	19,211	330,533
voestalpine AG	14,650	324,732

		1,387,552

Belgium — 1.0%
Anheuser-Busch InBev SA/NV	34,602	1,887,086
Galapagos NV(a)	2,133	397,510
Sofina SA	711	200,100
Solvay SA	7,364	575,246
UCB SA	12,398	1,595,810

		4,655,752

Canada — 2.3%
AltaGas Ltd.	25,138	314,905
Bausch Health Companies Inc.(a)	77,957	1,425,283
Canadian Tire Corp. Ltd., Class A, NVS	2,133	196,644
Empire Co. Ltd., Class A, NVS	18,928	486,236
George Weston Ltd.	8,603	649,769
Loblaw Companies Ltd.	18,613	965,597
Lundin Mining Corp.	46,635	261,114
Magna International Inc.	26,231	1,212,364
Manulife Financial Corp.	77,499	1,038,527
Metro Inc.	16,410	719,859
Open Text Corp.	32,079	1,443,854
Power Corp. of Canada	31,264	554,793
Teck Resources Ltd., Class B	127,350	1,290,138

		10,559,083

Denmark — 0.6%
AP Moller — Maersk A/S, Class A	237	281,639
AP Moller — Maersk A/S, Class B, NVS	621	796,234
Danske Bank A/S(a)	68,201	1,100,112
H Lundbeck A/S	4,818	175,856
Pandora A/S	6,694	425,213

		2,779,054

Finland — 0.9%
Fortum OYJ	23,937	487,421
Nokia OYJ	767,844	3,686,380

		4,173,801

France — 11.6%
Atos SE(a)	22,135	1,895,044
AXA SA	157,340	3,137,624
BNP Paribas SA(a)	144,669	5,836,090
Bollore SA	31,395	105,063
Bouygues SA(a)	21,923	777,718
Capgemini SE	10,428	1,350,256
Carrefour SA	97,544	1,557,168
Casino Guichard Perrachon SA(a)(b)	8,846	246,865

Security	Shares	Value

France (continued)
Cie. de Saint-Gobain(a)	74,820	$2,757,755
Cie. Generale des Etablissements Michelin SCA	11,711	1,223,355
CNP Assurances(a)	18,992	228,847
Credit Agricole SA(a)	138,206	1,328,021
Eiffage SA(a)	3,318	290,342
Electricite de France SA	114,142	1,154,018
Engie SA(a)	259,785	3,468,240
Faurecia SE(a)	6,094	237,010
Ipsen SA	2,133	206,070
Natixis SA(a)	53,088	129,006
Orange SA	127,721	1,497,010
Peugeot SA(a)	108,809	1,755,013
Publicis Groupe SA	18,818	606,375
Renault SA(a)	31,444	745,696
Sanofi	137,616	14,409,822
SES SA	17,301	122,669
Societe Generale SA(a)(b)	148,295	2,276,859
TOTAL SE	124,713	4,615,908
Valeo SA(b)	14,314	367,978

		52,325,822

Germany — 6.7%
Bayer AG, Registered	164,839	10,962,419
Bayerische Motoren Werke AG	31,167	2,015,967
Commerzbank AG(a)	175,958	904,898
Continental AG	6,201	605,386
Daimler AG, Registered	81,491	3,603,980
Deutsche Bank AG, Registered(a)	251,257	2,255,373
Fresenius Medical Care AG & Co. KGaA(a)	21,516	1,898,532
Fresenius SE & Co. KGaA(a)	51,376	2,567,992
HeidelbergCement AG	24,363	1,359,796
Henkel AG & Co. KGaA	4,266	371,531
HOCHTIEF AG	1,422	116,025
Merck KGaA	11,329	1,447,496
METRO AG	24,106	220,973
Uniper SE	24,934	865,664
United Internet AG, Registered(c)	5,727	260,526
Volkswagen AG(a)	4,643	728,569

		30,185,127

Hong Kong — 2.9%
Bank of East Asia Ltd. (The)(b)	82,600	188,003
CK Asset Holdings Ltd.	592,500	3,291,157
CK Hutchison Holdings Ltd.	621,500	4,053,679
Hongkong Land Holdings Ltd.	47,400	179,646
Jardine Matheson Holdings Ltd.	24,900	1,018,908
Jardine Strategic Holdings Ltd.	47,400	957,480
Kerry Properties Ltd.	118,500	281,946
NWS Holdings Ltd.	237,000	183,479
Sino Land Co. Ltd.	474,000	574,290
Swire Pacific Ltd., Class A	39,500	195,456
WH Group Ltd.(d)	1,466,000	1,303,288
Wharf Real Estate Investment Co. Ltd.	238,058	841,629

		13,068,961

Israel — 0.9%
Bank Hapoalim BM	78,787	468,936
Bank Leumi Le-Israel BM	87,033	435,901
ICL Group Ltd.	33,654	105,742
Isracard Ltd.	1	2
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	284,713	3,285,588

		4,296,169

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy — 3.3%
CNH Industrial NV(a)	40,290	$275,567
Enel SpA	690,494	6,310,799
Eni SpA	132,911	1,185,198
Intesa Sanpaolo SpA(a)	1,227,209	2,477,445
Leonardo SpA	66,522	425,563
Mediobanca Banca di Credito Finanziario SpA	47,984	384,591
Pirelli & C SpA(a)(d)	18,723	74,457
Telecom Italia SpA/Milano	1,418,993	571,848
UniCredit SpA(a)	336,918	3,076,089

		14,781,557

Japan — 40.3%
Aeon Mall Co. Ltd.	23,700	281,764
AGC Inc.	25,300	707,816
Air Water Inc.	23,700	305,973
Aisin Seiki Co. Ltd.	14,600	417,024
Ajinomoto Co. Inc.	47,400	853,586
Alfresa Holdings Corp.	24,000	490,759
Amada Co. Ltd.	38,500	258,172
ANA Holdings Inc.(a)	23,700	487,091
Asahi Group Holdings Ltd.	47,400	1,543,986
Asahi Kasei Corp.	156,200	1,110,818
Astellas Pharma Inc.	166,300	2,595,243
Bridgestone Corp.	47,700	1,395,855
Brother Industries Ltd.	47,400	732,541
Canon Inc.	165,900	2,629,797
Central Japan Railway Co.	15,700	1,886,584
Chiba Bank Ltd. (The)	85,400	389,320
Chubu Electric Power Co. Inc.	118,500	1,406,018
Chugoku Electric Power Co. Inc. (The)	23,700	288,713
Coca-Cola Bottlers Japan Holdings Inc.	4,500	67,034
Concordia Financial Group Ltd.	133,200	391,802
Dai Nippon Printing Co. Ltd.	23,700	514,214
Daicel Corp.	23,700	157,357
Dai-ichi Life Holdings Inc.	71,100	827,135
Daito Trust Construction Co. Ltd.	5,500	430,304
Daiwa House Industry Co. Ltd.	118,500	2,613,657
Daiwa House REIT Investment Corp.	238	618,354
Daiwa Securities Group Inc.	144,100	632,388
Denso Corp.	23,700	867,035
Dentsu Group Inc.	23,700	526,318
East Japan Railway Co.	26,000	1,492,916
Electric Power Development Co. Ltd.	23,700	321,664
ENEOS Holdings Inc.	369,300	1,282,578
FamilyMart Co. Ltd.	23,700	528,560
Fuji Electric Co. Ltd.	2,500	67,862
FUJIFILM Holdings Corp.	71,100	3,172,030
Fujitsu Ltd.	25,700	3,432,176
Fukuoka Financial Group Inc.	23,800	344,631
Hankyu Hanshin Holdings Inc.	23,700	675,830
Hino Motors Ltd.	38,400	220,456
Hitachi Ltd.	273,200	8,082,565
Honda Motor Co. Ltd.	189,600	4,526,155
Hulic Co. Ltd.	47,500	407,027
Idemitsu Kosan Co. Ltd.	23,700	488,660
Iida Group Holdings Co. Ltd.	23,700	364,926
Inpex Corp.	108,800	616,496
Isetan Mitsukoshi Holdings Ltd.	23,700	107,595
Isuzu Motors Ltd.	62,200	505,636
ITOCHU Corp.	245,200	5,333,964
Japan Airlines Co. Ltd.	23,700	383,643

Security	Shares	Value

Japan (continued)
Japan Post Bank Co. Ltd.	38,400	$285,467
Japan Post Holdings Co. Ltd.	202,500	1,373,813
Japan Post Insurance Co. Ltd.	23,700	312,922
Japan Tobacco Inc.	165,900	2,843,193
JFE Holdings Inc.	118,500	766,613
JSR Corp.	23,800	511,206
JTEKT Corp.	23,700	156,909
Kajima Corp.	71,100	777,373
Kamigumi Co. Ltd.	23,700	429,931
Kansai Electric Power Co. Inc. (The)	133,000	1,259,808
Kawasaki Heavy Industries Ltd.	23,700	321,440
KDDI Corp.	94,800	2,922,096
Kirin Holdings Co. Ltd.	23,700	455,933
Komatsu Ltd.	71,300	1,393,226
Kuraray Co. Ltd.	47,400	462,658
Kyocera Corp.	47,400	2,619,934
Kyushu Electric Power Co. Inc.	62,100	519,213
Kyushu Railway Co.	23,800	467,761
LIXIL Group Corp.	23,700	315,163
Marubeni Corp.	411,400	1,887,156
Mazda Motor Corp.	61,900	346,003
Mebuki Financial Group Inc.	169,100	374,249
Medipal Holdings Corp.	24,000	441,275
MINEBEA MITSUMI Inc.	23,700	385,996
Mitsubishi Chemical Holdings Corp.	226,300	1,211,014
Mitsubishi Corp.	271,000	5,432,559
Mitsubishi Electric Corp.	179,500	2,326,726
Mitsubishi Estate Co. Ltd.	118,800	1,706,774
Mitsubishi Gas Chemical Co. Inc.	23,700	373,668
Mitsubishi Heavy Industries Ltd.	47,400	1,096,795
Mitsubishi Materials Corp.	23,700	481,263
Mitsubishi Motors Corp.	38,700	75,401
Mitsubishi UFJ Financial Group Inc.	1,736,100	6,456,394
Mitsubishi UFJ Lease & Finance Co. Ltd.	38,500	162,040
Mitsui & Co. Ltd.	340,900	5,074,970
Mitsui Chemicals Inc.	23,700	449,657
Mizuho Financial Group Inc.	3,044,900	3,674,730
NEC Corp.	46,000	2,562,565
Nexon Co. Ltd.	23,700	611,946
NGK Insulators Ltd.	23,700	292,972
NGK Spark Plug Co. Ltd.	23,700	315,836
NH Foods Ltd.	16,400	717,393
Nikon Corp.	23,700	164,530
Nippon Express Co. Ltd.	3,800	180,062
Nippon Steel Corp.	155,600	1,261,960
Nippon Telegraph & Telephone Corp.	118,500	2,738,624
Nippon Yusen KK	23,700	304,852
Nissan Motor Co. Ltd.	248,600	848,809
Nomura Holdings Inc.	294,800	1,365,398
NSK Ltd.	38,300	253,570
NTT Data Corp.	23,700	266,970
NTT Docomo Inc.	47,400	1,303,466
Obayashi Corp.	132,600	1,176,381
Oji Holdings Corp.	132,500	551,405
ORIX Corp.	155,300	1,668,597
Osaka Gas Co. Ltd.	47,400	871,518
Otsuka Holdings Co. Ltd.	47,400	1,959,122
Panasonic Corp.	71,100	605,221
Renesas Electronics Corp.(a)	71,300	389,780
Resona Holdings Inc.	295,400	960,546

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Ricoh Co. Ltd.	180,600	$1,152,984
Rohm Co. Ltd.	9,400	593,001
Sega Sammy Holdings Inc.	100	1,125
Seibu Holdings Inc.	23,700	211,155
Seiko Epson Corp.	47,400	498,074
Sekisui Chemical Co. Ltd.	23,800	322,346
Sekisui House Ltd.	47,500	861,676
Seven & i Holdings Co. Ltd.	96,800	2,935,220
Shimizu Corp.	94,800	677,847
Shinsei Bank Ltd.	23,700	266,297
Shionogi & Co. Ltd.	22,300	1,320,114
Shizuoka Bank Ltd. (The)	62,000	401,097
Showa Denko KK	23,700	487,763
SoftBank Group Corp.	81,000	5,052,445
Sompo Holdings Inc.	23,700	774,459
Subaru Corp.	47,400	894,158
SUMCO Corp.	47,400	724,023
Sumitomo Chemical Co. Ltd.	251,500	720,746
Sumitomo Corp.	270,700	2,995,545
Sumitomo Dainippon Pharma Co. Ltd.	23,700	294,989
Sumitomo Electric Industries Ltd.	71,100	784,097
Sumitomo Heavy Industries Ltd.	23,800	461,233
Sumitomo Metal Mining Co. Ltd.	23,700	702,504
Sumitomo Mitsui Financial Group Inc.	189,600	5,021,091
Sumitomo Mitsui Trust Holdings Inc.	47,400	1,214,925
Sumitomo Rubber Industries Ltd.	15,000	124,279
Suzuken Co. Ltd.	11,300	400,251
Suzuki Motor Corp.	23,700	778,269
Taiheiyo Cement Corp.	23,700	512,196
Taisei Corp.	23,700	811,444
TDK Corp.	23,700	2,618,141
Teijin Ltd.	23,700	340,493
Tohoku Electric Power Co. Inc.	62,300	587,469
Tokyo Electric Power Co. Holdings Inc.(a)	483,500	1,280,431
Toppan Printing Co. Ltd.	47,400	709,677
Toray Industries Inc.	71,100	305,368
Toshiba Corp.	23,700	717,299
Tosoh Corp.	47,400	633,016
Toyota Motor Corp.	165,900	9,755,039
Toyota Tsusho Corp.	23,700	595,806
West Japan Railway Co.	23,700	1,014,978
Yamada Denki Co. Ltd.	62,000	267,984
Yamaha Motor Co. Ltd.	23,700	344,079
Yamazaki Baking Co. Ltd.	23,700	396,308
Yokogawa Electric Corp.	23,700	359,322
Yokohama Rubber Co. Ltd. (The)	47,400	601,634

		181,827,277

Netherlands — 3.3%
ABN AMRO Bank NV, CVA(d)	38,686	321,321
Aegon NV	308,960	915,555
AerCap Holdings NV(a)(b)	28,890	778,008
ArcelorMittal SA(a)	184,259	2,035,058
EXOR NV	8,666	488,295
ING Groep NV	447,370	3,119,072
Koninklijke Ahold Delhaize NV	177,458	5,134,885
NN Group NV	45,146	1,654,939
Randstad NV	5,451	262,087

		14,709,220

Security	Shares	Value

Norway — 0.4%
Equinor ASA	35,824	$529,931
Mowi ASA	30,407	548,601
Norsk Hydro ASA(a)	131,480	367,843
Yara International ASA	9,006	377,248

		1,823,623

Singapore — 0.5%
Keppel Corp. Ltd.	129,500	509,954
UOL Group Ltd.	23,700	114,413
Venture Corp. Ltd.(b)	14,900	194,494
Wilmar International Ltd.	322,200	1,085,513
Yangzijiang Shipbuilding Holdings Ltd.	559,300	373,193

		2,277,567

Spain — 2.5%
ACS Actividades de Construccion y Servicios SA	23,593	545,420
Banco Bilbao Vizcaya Argentaria SA	719,275	2,242,881
Banco Santander SA(a)	2,122,172	4,538,624
CaixaBank SA	397,117	854,655
Mapfre SA	81,196	146,518
Repsol SA	136,779	1,064,257
Telefonica SA	415,451	1,743,029

		11,135,384

Sweden — 0.3%
Boliden AB	27,831	757,209
ICA Gruppen AB	6,100	300,467
Telia Co. AB	125,046	487,373

		1,545,049

Switzerland — 4.2%
Credit Suisse Group AG, Registered	227,878	2,433,337
LafargeHolcim Ltd., Registered	24,885	1,176,546
Novartis AG, Registered	183,810	15,249,138

		18,859,021

United Kingdom — 15.0%
3i Group PLC	74,553	870,481
Anglo American PLC	161,443	3,962,839
Associated British Foods PLC	24,174	560,006
Aviva PLC	424,734	1,470,030
Barclays PLC	2,536,662	3,348,012
Barratt Developments PLC	78,743	527,706
Berkeley Group Holdings PLC	7,176	419,500
BP PLC	808,913	2,921,262
British American Tobacco PLC	420,325	13,927,070
British Land Co. PLC (The)	66,360	318,864
BT Group PLC	880,596	1,139,370
Coca-Cola European Partners PLC	13,308	547,890
Evraz PLC	61,857	234,225
Fiat Chrysler Automobiles NV(a)	197,308	2,011,190
Glencore PLC	1,259,026	2,885,876
Imperial Brands PLC	178,719	2,993,096
Informa PLC	56,665	275,105
ITV PLC	117,078	87,097
J Sainsbury PLC	439,423	1,079,374
Kingfisher PLC	214,019	679,497
Lloyds Banking Group PLC	6,228,984	2,148,940
M&G PLC	255,723	539,032
Melrose Industries PLC	449,410	502,907
Natwest Group PLC	553,503	770,061
Pearson PLC	50,389	351,180
Persimmon PLC(a)	19,233	606,344
Rio Tinto PLC	107,033	6,483,187

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Royal Dutch Shell PLC, Class A	208,605	$3,070,873
Royal Dutch Shell PLC, Class B	184,438	2,616,344
Standard Chartered PLC	304,640	1,542,582
Taylor Wimpey PLC	252,480	392,188
Tesco PLC	1,117,470	3,184,160
Vodafone Group PLC	2,222,218	3,370,493
Wm Morrison Supermarkets PLC	401,984	985,828
WPP PLC	94,150	701,888

		67,524,497

Total Common Stocks — 98.3% (Cost: $512,374,199)		443,763,659

Preferred Stocks

Germany — 1.1%
Bayerische Motoren Werke AG, Preference Shares, NVS	7,470	384,777
Porsche Automobil Holding SE, Preference Shares, NVS	27,958	1,589,872
Volkswagen AG, Preference Shares, NVS	22,089	3,265,030

		5,239,679

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	770,662	308,751

Total Preferred Stocks — 1.2% (Cost: $6,070,268)		5,548,430

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(e)(f)(g)	5,538,020	5,544,112

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(e)(f)	112,000	$112,000

		5,656,112

Total Short-Term Investments — 1.3% (Cost: $5,655,928)		5,656,112

Total Investments in Securities — 100.8% (Cost: $524,100,395)		454,968,201

Other Assets, Less Liabilities — (0.8)%		(3,474,379)

Net Assets — 100.0%		$451,493,822

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$616,950	$4,928,194	(a)	$—	$(1,154)	$122	$5,544,112	5,538,020	$65,598	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	76,000	36,000	(a)	—	—	—	112,000	112,000	2,160		—

					$(1,154)	$122	$5,656,112		$67,758		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	19	09/18/20	$ 715	$(7,310)
FTSE 100 Index	6	09/18/20	464	(24,127)

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Intl Value Factor ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

TOPIX Index	6	09/10/20	$849	$(43,039)

				$(74,476)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$74,476

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$390,311

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(74,476)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,119,716

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$443,763,659	$—	$—	$443,763,659
Preferred Stocks	5,548,430	—	—	5,548,430
Money Market Funds	5,656,112	—	—	5,656,112

	$454,968,201	$—	$—	$454,968,201

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(74,476)	$—	$—	$(74,476)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	47

Schedule of Investments July 31, 2020	iShares® Edge MSCI USA Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
Teledyne Technologies Inc.(a)	38,959	$11,948,725

Automobiles — 4.5%
Tesla Inc.(a)	338,315	484,047,569

Beverages — 0.3%
Monster Beverage Corp.(a)	362,123	28,419,413

Biotechnology — 8.7%
AbbVie Inc.	1,389,481	131,875,642
Alnylam Pharmaceuticals Inc.(a)(b)	153,710	22,404,770
Amgen Inc.	822,029	201,125,835
Biogen Inc.(a)	162,993	44,772,547
BioMarin Pharmaceutical Inc.(a)(b)	203,952	24,435,489
Gilead Sciences Inc.	1,965,087	136,632,499
Incyte Corp.(a)	204,961	20,241,948
Moderna Inc.(a)	626,658	46,435,358
Neurocrine Biosciences Inc.(a)	92,275	11,106,219
Regeneron Pharmaceuticals Inc.(a)	187,800	118,702,746
Sarepta Therapeutics Inc.(a)	76,796	11,789,722
Seattle Genetics Inc.(a)	222,295	36,960,990
Vertex Pharmaceuticals Inc.(a)	422,318	114,870,496

		921,354,261

Capital Markets — 3.4%
BlackRock Inc.(c)	133,481	76,752,910
FactSet Research Systems Inc.	32,297	11,184,451
MarketAxess Holdings Inc.	66,553	34,387,935
Moody’s Corp.	192,255	54,081,331
MSCI Inc.	165,862	62,360,795
S&P Global Inc.	341,336	119,552,934
Tradeweb Markets Inc., Class A	118,246	6,393,561

		364,713,917

Commercial Services & Supplies — 0.1%
Rollins Inc.(b)	127,963	6,705,261

Electric Utilities — 1.4%
Eversource Energy	266,934	24,042,745
NextEra Energy Inc.	452,058	126,892,681

		150,935,426

Electrical Equipment — 0.2%
Rockwell Automation Inc.	104,897	22,882,232

Entertainment — 4.1%
Activision Blizzard Inc.	980,934	81,054,576
Electronic Arts Inc.(a)	357,717	50,659,882
Netflix Inc.(a)	584,631	285,814,403
Roku Inc.(a)	132,781	20,566,449

		438,095,310

Equity Real Estate Investment Trusts (REITs) — 4.2%
American Tower Corp.	519,454	135,780,081
Crown Castle International Corp.	544,949	90,842,998
Digital Realty Trust Inc.	359,280	57,678,811
Equinix Inc.	142,307	111,779,303
SBA Communications Corp.	172,709	53,805,762

		449,886,955

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	494,225	160,885,065
Kroger Co. (The)	1,031,075	35,871,099

		196,756,164

Security	Shares	Value

Food Products — 0.7%
Campbell Soup Co.	212,952	$10,556,031
General Mills Inc.	776,301	49,116,564
Hormel Foods Corp.	388,509	19,759,568

		79,432,163

Health Care Equipment & Supplies — 4.3%
Baxter International Inc.	661,568	57,146,244
Danaher Corp.	892,089	181,807,738
DexCom Inc.(a)	210,048	91,484,306
Insulet Corp.(a)(b)	139,845	28,438,879
Masimo Corp.(a)	110,989	24,430,899
ResMed Inc.(b)	188,571	38,187,513
West Pharmaceutical Services Inc.	138,913	37,349,538

		458,845,117

Health Care Providers & Services — 5.7%
AmerisourceBergen Corp.	155,151	15,544,579
Centene Corp.(a)	754,820	49,252,005
Cigna Corp.(a)	405,458	70,018,542
DaVita Inc.(a)	137,937	12,054,314
Humana Inc.	199,844	78,428,778
McKesson Corp.	159,519	23,953,373
Molina Healthcare Inc.(a)	70,662	13,051,271
UnitedHealth Group Inc.	1,133,577	343,224,444

		605,527,306

Health Care Technology — 0.9%
Teladoc Health Inc.(a)(b)	161,661	38,415,504
Veeva Systems Inc., Class A(a)	196,306	51,936,678

		90,352,182

Hotels, Restaurants & Leisure — 0.2%
Domino’s Pizza Inc.	59,791	23,115,799

Household Products — 0.4%
Clorox Co. (The)	198,282	46,895,676

Insurance — 0.1%
Brown & Brown Inc.	198,218	9,012,972

Interactive Media & Services — 4.8%
Alphabet Inc., Class A(a)	166,026	247,038,387
Alphabet Inc., Class C, NVS(a)	172,751	256,182,823
Zillow Group Inc., Class C, NVS(a)(b)	159,881	10,934,261

		514,155,471

Internet & Direct Marketing Retail — 5.7%
Amazon.com Inc.(a)	190,030	601,384,140

IT Services — 1.8%
Akamai Technologies Inc.(a)	189,750	21,335,490
Black Knight Inc.(a)	186,050	13,938,866
EPAM Systems Inc.(a)	72,475	21,023,548
Global Payments Inc.	246,735	43,923,765
Jack Henry & Associates Inc.(b)	87,071	15,524,759
Leidos Holdings Inc.	172,417	16,407,202
MongoDB Inc.(a)	55,816	12,786,329
Okta Inc.(a)	192,342	42,503,735

		187,443,694

Life Sciences Tools & Services — 2.2%
Avantor Inc.(a)(b)	542,169	11,971,091
Bio-Rad Laboratories Inc., Class A(a)	39,637	20,805,065
Thermo Fisher Scientific Inc.	483,921	200,319,098

		233,095,254

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media — 1.2%
Cable One Inc.	10,508	$19,151,460
Charter Communications Inc., Class A(a)(b)	169,721	98,438,180
Liberty Broadband Corp., Class C, NVS(a)	109,169	14,985,629

		132,575,269

Metals & Mining — 1.2%
Newmont Corp.	1,855,270	128,384,684

Multiline Retail — 1.4%
Dollar General Corp.	357,066	67,985,366
Target Corp.	602,612	75,856,799

		143,842,165

Pharmaceuticals — 8.7%
Bristol-Myers Squibb Co.	2,821,985	165,537,640
Catalent Inc.(a)	270,224	23,601,364
Eli Lilly & Co.	1,558,542	234,233,277
Johnson & Johnson	2,927,770	426,751,756
Zoetis Inc.	516,812	78,390,044

		928,514,081

Professional Services — 0.6%
CoStar Group Inc.(a)	49,221	41,826,037
IHS Markit Ltd.	332,329	26,828,920

		68,654,957

Road & Rail — 0.3%
Old Dominion Freight Line Inc.(b)	147,528	26,971,069

Semiconductors & Semiconductor Equipment — 8.8%
Advanced Micro Devices Inc.(a)	1,975,561	152,967,688
Intel Corp.	4,233,084	202,045,099
Lam Research Corp.	121,215	45,717,450
Micron Technology Inc.(a)	907,532	45,426,514
NVIDIA Corp.	1,006,715	427,441,122
Qorvo Inc.(a)	141,913	18,186,151
Skyworks Solutions Inc.	182,111	26,511,720
Teradyne Inc.	164,894	14,668,970

		932,964,714

Software — 15.1%
Adobe Inc.(a)	722,318	320,940,334
ANSYS Inc.(a)(b)	124,617	38,706,040
Autodesk Inc.(a)	238,427	56,371,296
Avalara Inc.(a)	119,348	16,046,339
Cadence Design Systems Inc.(a)	364,151	39,783,497
Citrix Systems Inc.	227,205	32,435,786
Coupa Software Inc.(a)(b)	99,158	30,386,969
Crowdstrike Holdings Inc., Class A(a)	174,893	19,797,888
Datadog Inc., Class A(a)	174,735	16,400,627
DocuSign Inc.(a)	390,965	84,772,941
Dynatrace Inc.(a)	256,904	10,746,294
Fair Isaac Corp.(a)	35,318	15,511,312

Security	Shares	Value

Software (continued)
Fortinet Inc.(a)	191,232	$26,447,386
Microsoft Corp.	2,534,731	519,645,202
NortonLifeLock Inc.	1,041,665	22,343,714
Paycom Software Inc.(a)	58,675	16,685,410
RingCentral Inc., Class A(a)	135,070	39,206,769
ServiceNow Inc.(a)	301,333	132,345,454
Slack Technologies Inc., Class A(a)	410,990	12,144,754
Splunk Inc.(a)	137,981	28,951,173
Synopsys Inc.(a)	204,833	40,806,830
Tyler Technologies Inc.(a)(b)	67,878	24,249,415
Zoom Video Communications Inc., Class A(a)	248,459	63,086,225

		1,607,811,655

Specialty Retail — 0.1%
Tiffany & Co.	99,249	12,441,855

Technology Hardware, Storage & Peripherals — 5.9%
Apple Inc.	1,486,398	631,778,606

Textiles, Apparel & Luxury Goods — 0.4%
Lululemon Athletica Inc.(a)(b)	133,243	43,382,588

Wireless Telecommunication Services — 0.5%
T-Mobile U.S. Inc.(a)	467,875	50,240,418

Total Common Stocks — 99.9% (Cost: $8,475,687,470)		10,632,567,068

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(c)(d)(e)	153,872,788	154,042,048
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(c)(d)	10,679,000	10,679,000

		164,721,048

Total Short-Term Investments — 1.5% (Cost: $164,589,525)		164,721,048

Total Investments in Securities — 101.4% (Cost: $8,640,276,995)		10,797,288,116

Other Assets, Less Liabilities — (1.4)%		(149,833,260)

Net Assets — 100.0%		$10,647,454,856

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Momentum Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$133,723,540	$20,245,116	(a)	$—		$(48,455)	$121,847	$154,042,048	153,872,788	$1,081,561	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,524,000	—		(7,845,000	)(a)	—	—	10,679,000	10,679,000	212,907		—
BlackRock Inc.	—	90,866,267		(33,512,531)		3,928,056	15,471,118	76,752,910	133,481	478,376		—

						$3,879,601	$15,592,965	$241,473,958		$1,772,844		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	82	09/18/20	$13,380	$709,855

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$709,855

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,089,230

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$682,471

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,525,086

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Momentum Factor ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$10,632,567,068	$—	$—	$10,632,567,068
Money Market Funds	164,721,048	—	—	164,721,048

	$10,797,288,116	$—	$—	$10,797,288,116

Derivative financial instruments(a)
Assets
Futures Contracts	$709,855	$—	$—	$709,855

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	51

Schedule of Investments July 31, 2020	iShares® Edge MSCI USA Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
Huntington Ingalls Industries Inc.	213,333	$37,058,075

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	754,882	70,747,541
Expeditors International of Washington Inc.	1,041,617	88,027,053

		158,774,594

Banks — 0.4%
East West Bancorp. Inc.	617,855	21,414,854
SVB Financial Group(a)(b)	235,443	52,802,802

		74,217,656

Beverages — 4.5%
Coca-Cola Co. (The)	15,355,325	725,385,553
Monster Beverage Corp.(a)(b)	1,647,758	129,316,048

		854,701,601

Biotechnology — 2.4%
Amgen Inc.	1,060,188	259,396,198
Biogen Inc.(a)	371,951	102,171,220
Regeneron Pharmaceuticals Inc.(a)(b)	132,395	83,682,908

		445,250,326

Building Products — 2.0%
Allegion PLC	530,518	52,765,320
AO Smith Corp.	763,704	36,764,711
Carrier Global Corp.	10,425,054	283,978,471

		373,508,502

Capital Markets — 6.1%
Ameriprise Financial Inc.	580,735	89,218,318
BlackRock Inc.(c)	677,330	389,471,523
Charles Schwab Corp. (The)(b)	5,096,562	168,951,030
FactSet Research Systems Inc.	242,202	83,874,553
Franklin Resources Inc.	1,330,132	27,999,279
MarketAxess Holdings Inc.	217,318	112,288,211
SEI Investments Co.	753,741	39,443,266
T Rowe Price Group Inc.	1,425,721	196,892,070
TD Ameritrade Holding Corp.	1,240,607	44,525,385

		1,152,663,635

Chemicals — 2.2%
Air Products & Chemicals Inc.	575,607	164,986,235
Celanese Corp.	274,555	26,686,746
Ecolab Inc.	613,426	114,759,736
LyondellBasell Industries NV, Class A	705,118	44,083,977
PPG Industries Inc.	516,741	55,627,169

		406,143,863

Commercial Services & Supplies — 0.7%
Copart Inc.(a)(b)	1,448,669	135,088,384

Communications Equipment — 1.7%
Arista Networks Inc.(a)(b)	84,935	22,063,565
Cisco Systems Inc.	6,249,293	294,341,700
F5 Networks Inc.(a)	90,136	12,249,483

		328,654,748

Containers & Packaging — 0.3%
Avery Dennison Corp.	263,548	29,870,530
Packaging Corp. of America	230,554	22,160,851

		52,031,381

Electric Utilities — 1.0%
OGE Energy Corp.	5,949,164	195,727,496

Security	Shares	Value

Entertainment — 3.0%
Activision Blizzard Inc.	1,254,900	$103,692,387
Electronic Arts Inc.(a)	521,129	73,802,289
Take-Two Interactive Software Inc.(a)	215,662	35,372,881
Walt Disney Co. (The)	3,019,900	353,147,106

		566,014,663

Equity Real Estate Investment Trusts (REITs) — 2.6%
AvalonBay Communities Inc.	336,994	51,600,521
Duke Realty Corp.	966,006	38,823,781
Host Hotels & Resorts Inc.	1,823,509	19,657,427
National Retail Properties Inc.	408,530	14,482,389
Prologis Inc.	1,870,039	197,139,511
Public Storage	627,650	125,454,682
Simon Property Group Inc.	817,137	50,948,492

		498,106,803

Food Products — 0.9%
Hershey Co. (The)	645,941	93,926,281
Lamb Weston Holdings Inc.	1,231,266	73,974,461

		167,900,742

Gas Utilities — 2.1%
Atmos Energy Corp.	3,687,214	390,807,812

Health Care Equipment & Supplies — 1.5%
Align Technology Inc.(a)	156,299	45,923,772
Edwards Lifesciences Corp.(a)	1,109,171	86,970,098
Intuitive Surgical Inc.(a)	176,698	121,115,877
Varian Medical Systems Inc.(a)(b)	141,106	20,138,649

		274,148,396

Health Care Providers & Services — 2.6%
Cardinal Health Inc.	726,994	39,708,412
Henry Schein Inc.(a)	225,046	15,467,412
UnitedHealth Group Inc.	1,467,535	444,340,247

		499,516,071

Health Care Technology — 0.3%
Veeva Systems Inc., Class A(a)	205,781	54,443,479

Hotels, Restaurants & Leisure — 0.2%
Darden Restaurants Inc.	446,351	33,878,041

Household Durables — 0.6%
Garmin Ltd.	515,916	50,864,158
NVR Inc.(a)	16,144	63,448,342

		114,312,500

Insurance — 3.5%
Aflac Inc.	3,090,555	109,931,041
Aon PLC, Class A	1,011,899	207,661,913
Erie Indemnity Co., Class A, NVS	145,846	30,645,162
Fidelity National Financial Inc.	1,243,167	40,228,884
Progressive Corp. (The)	3,066,229	277,003,128

		665,470,128

Interactive Media & Services — 7.6%
Alphabet Inc., Class A(a)	230,051	342,304,386
Alphabet Inc., Class C, NVS(a)(b)	235,394	349,079,886
Facebook Inc., Class A(a)	2,948,569	747,963,498

		1,439,347,770

Internet & Direct Marketing Retail — 2.1%
Booking Holdings Inc.(a)	235,914	392,119,737

IT Services — 8.4%
Accenture PLC, Class A	1,079,019	242,541,891

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Automatic Data Processing Inc.	840,162	$111,665,931
Broadridge Financial Solutions Inc.	155,429	20,880,332
Jack Henry & Associates Inc.	108,965	19,428,459
Mastercard Inc., Class A	1,862,018	574,488,414
Paychex Inc.	591,085	42,510,833
Visa Inc., Class A(b)	3,002,595	571,694,088

		1,583,209,948

Life Sciences Tools & Services — 0.7%
Illumina Inc.(a)(b)	233,696	89,309,263
Mettler-Toledo International Inc.(a)(b)	41,716	39,004,460

		128,313,723

Machinery — 3.1%
Cummins Inc.	941,616	181,976,708
Illinois Tool Works Inc.	2,215,561	409,856,630

		591,833,338

Media — 0.4%
Fox Corp., Class A, NVS	536,441	13,824,085
Fox Corp., Class B(a)(b)	266,933	6,878,863
Interpublic Group of Companies Inc. (The)	568,069	10,253,646
Omnicom Group Inc.	389,244	20,914,080
ViacomCBS Inc., Class B, NVS	915,042	23,855,145

		75,725,819

Oil, Gas & Consumable Fuels — 2.3%
Exxon Mobil Corp.	7,001,929	294,641,172
Kinder Morgan Inc./DE	2,872,439	40,501,390
ONEOK Inc.	549,482	15,336,043
Phillips 66	679,465	42,140,419
Valero Energy Corp.	754,831	42,444,147

		435,063,171

Personal Products — 1.4%
Estee Lauder Companies Inc. (The), Class A	1,337,535	264,216,664

Pharmaceuticals — 7.2%
Johnson & Johnson	4,282,017	624,146,798
Merck & Co. Inc.	4,589,462	368,258,431
Pfizer Inc.	9,405,170	361,910,941

		1,354,316,170

Professional Services — 0.2%
Robert Half International Inc.	827,993	42,120,004

Real Estate Management & Development — 0.4%
CBRE Group Inc., Class A(a)(b)	1,160,235	50,829,895
Jones Lang LaSalle Inc.	155,935	15,423,531

		66,253,426

Semiconductors & Semiconductor Equipment — 4.6%
Applied Materials Inc.	1,191,469	76,647,201
Intel Corp.	6,168,932	294,443,124
KLA Corp.	230,569	46,074,603
Lam Research Corp.	231,240	87,214,479
Maxim Integrated Products Inc.	498,268	33,927,068
Skyworks Solutions Inc.	235,479	34,281,033
Teradyne Inc.	253,531	22,554,118
Texas Instruments Inc.	1,840,275	234,727,076
Xilinx Inc.	394,517	42,351,400

		872,220,102

Security	Shares	Value

Software — 7.8%
Adobe Inc.(a)	705,592	$313,508,637
Cadence Design Systems Inc.(a)	371,620	40,599,485
Citrix Systems Inc.	207,186	29,577,873
Fair Isaac Corp.(a)	46,941	20,616,018
Intuit Inc.	512,429	156,992,873
Microsoft Corp.	3,244,265	665,106,768
Oracle Corp.	3,821,738	211,915,372
Paycom Software Inc.(a)	82,160	23,363,839

		1,461,680,865

Specialty Retail — 2.9%
Best Buy Co. Inc.	1,118,388	111,380,261
Ross Stores Inc.	1,732,475	155,351,033
TJX Companies Inc. (The)	4,806,643	249,897,369
Ulta Beauty Inc.(a)(b)	203,738	39,319,397

		555,948,060

Technology Hardware, Storage & Peripherals — 4.5%
Apple Inc.	1,902,480	808,630,099
NetApp Inc.	408,974	18,117,548
Seagate Technology PLC	370,559	16,756,678

		843,504,325

Textiles, Apparel & Luxury Goods — 4.9%
Lululemon Athletica Inc.(a)(b)	531,516	173,056,295
Nike Inc., Class B	6,886,761	672,216,741
VF Corp.	1,243,984	75,086,874

		920,359,910

Trading Companies & Distributors — 1.5%
Fastenal Co.	3,725,329	175,239,476
WW Grainger Inc.	296,710	101,335,366

		276,574,842

Total Common Stocks — 99.6% (Cost: $17,083,747,889)		18,781,226,770

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(c)(d)(e)	100,968,343	101,079,408
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(c)(d)	55,970,000	55,970,000

		157,049,408

Total Short-Term Investments — 0.9% (Cost: $156,894,900)		157,049,408

Total Investments in Securities — 100.5% (Cost: $17,240,642,789)		18,938,276,178

Other Assets, Less Liabilities — (0.5)%		(87,133,264)

Net Assets — 100.0%		$18,851,142,914

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Quality Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$72,428,747	$28,357,467	(a)	$—	$140,671	$152,523	$101,079,408	100,968,343	$788,799	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	25,762,000	30,208,000	(a)	—	—	—	55,970,000	55,970,000	308,276		—
BlackRock Inc.	223,217,584	222,475,317		(133,372,935)	11,748,659	65,402,898	389,471,523	677,330	8,440,266		—

					$11,889,330	$65,555,421	$546,520,931		$9,537,341		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	402	09/18/20	$65,596	$3,477,876

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,477,876

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$4,471,943

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,873,988

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$39,033,240

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Quality Factor ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$18,781,226,770	$—	$—	$18,781,226,770
Money Market Funds	157,049,408	—	—	157,049,408

	$18,938,276,178	$—	$—	$18,938,276,178

Derivative financial instruments(a)
Assets
Futures Contracts	$3,477,876	$—	$—	$3,477,876

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	55

Schedule of Investments July 31, 2020	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Boeing Co. (The)	7,767	$1,227,186
General Dynamics Corp.	7,628	1,119,333
HEICO Corp.	5,206	500,401
HEICO Corp., Class A	8,657	662,693
Howmet Aerospace Inc.	94,509	1,396,843
Huntington Ingalls Industries Inc.	6,453	1,120,951
L3Harris Technologies Inc.	5,780	972,947
Lockheed Martin Corp.	2,694	1,020,945
Northrop Grumman Corp.	3,147	1,022,806
Raytheon Technologies Corp.	17,382	985,212
Teledyne Technologies Inc.(a)	3,340	1,024,378
Textron Inc.	42,592	1,488,165
TransDigm Group Inc.	2,967	1,280,498

		13,822,358

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	14,502	1,359,127
Expeditors International of Washington Inc.	15,269	1,290,383
FedEx Corp.	9,165	1,543,386
United Parcel Service Inc., Class B	10,522	1,502,121
XPO Logistics Inc.(a)	16,445	1,233,704

		6,928,721

Airlines — 0.3%
Delta Air Lines Inc.	49,949	1,247,227
Southwest Airlines Co.	39,261	1,212,772

		2,459,999

Auto Components — 0.7%
Aptiv PLC	15,395	1,196,961
Autoliv Inc.	17,857	1,161,241
BorgWarner Inc.	39,005	1,427,583
Lear Corp.	11,041	1,218,705

		5,004,490

Automobiles — 0.6%
Ford Motor Co.	202,566	1,338,961
General Motors Co.	42,547	1,058,995
Tesla Inc.(a)	1,226	1,754,112

		4,152,068

Banks — 3.3%
Bank of America Corp.	44,155	1,098,576
Citigroup Inc.	22,712	1,135,827
Citizens Financial Group Inc.	53,635	1,330,684
Comerica Inc.	35,522	1,368,308
East West Bancorp. Inc.	34,725	1,203,569
Fifth Third Bancorp	64,407	1,279,123
First Republic Bank/CA	11,043	1,242,117
Huntington Bancshares Inc./OH	141,685	1,313,420
JPMorgan Chase & Co.	10,886	1,052,023
KeyCorp.	108,026	1,297,392
M&T Bank Corp.	11,934	1,264,407
People’s United Financial Inc.	103,566	1,117,477
PNC Financial Services Group Inc. (The)	10,256	1,094,008
Regions Financial Corp.	114,804	1,246,772
Signature Bank/New York NY	12,007	1,231,078
SVB Financial Group(a)	6,031	1,352,572
Truist Financial Corp.	32,153	1,204,451
U.S. Bancorp	32,376	1,192,732
Wells Fargo & Co.	42,009	1,019,138

Security	Shares	Value

Banks (continued)
Zions Bancorp. N.A.	39,109	$1,269,869

		24,313,543

Beverages — 1.0%
Brown-Forman Corp., Class B, NVS	15,747	1,091,897
Coca-Cola Co. (The)	22,058	1,042,020
Constellation Brands Inc., Class A	6,214	1,107,335
Keurig Dr Pepper Inc.	38,363	1,173,524
Molson Coors Beverage Co., Class B	29,397	1,102,975
Monster Beverage Corp.(a)	15,639	1,227,349
PepsiCo Inc.	7,427	1,022,401

		7,767,501

Biotechnology — 2.4%
AbbVie Inc.	10,839	1,028,730
Alexion Pharmaceuticals Inc.(a)	10,518	1,077,990
Alnylam Pharmaceuticals Inc.(a)	7,616	1,110,108
Amgen Inc.	4,372	1,069,697
Biogen Inc.(a)	3,316	910,872
BioMarin Pharmaceutical Inc.(a)	11,475	1,374,820
Exact Sciences Corp.(a)(b)	13,216	1,252,216
Gilead Sciences Inc.	13,972	971,473
Incyte Corp.(a)	11,308	1,116,778
Ionis Pharmaceuticals Inc.(a)(b)	20,949	1,205,824
Moderna Inc.(a)(b)	18,828	1,395,155
Neurocrine Biosciences Inc.(a)(b)	9,187	1,105,747
Regeneron Pharmaceuticals Inc.(a)	1,834	1,159,216
Sarepta Therapeutics Inc.(a)	7,576	1,163,068
Seattle Genetics Inc.(a)	6,736	1,119,995
Vertex Pharmaceuticals Inc.(a)	3,614	983,008

		18,044,697

Building Products — 1.8%
Allegion PLC	11,781	1,171,738
AO Smith Corp.	26,674	1,284,086
Carrier Global Corp.	60,953	1,660,360
Fortune Brands Home & Security Inc.	18,727	1,432,615
Johnson Controls International PLC	36,909	1,420,258
Lennox International Inc.	5,904	1,583,099
Masco Corp.	24,322	1,390,246
Owens Corning	25,858	1,563,633
Trane Technologies PLC	13,393	1,498,275

		13,004,310

Capital Markets — 4.7%
Ameriprise Financial Inc.	8,415	1,292,796
Apollo Global Management Inc.	25,540	1,254,014
Bank of New York Mellon Corp. (The)	31,559	1,131,390
BlackRock Inc.(c)	2,024	1,163,820
Blackstone Group Inc. (The), Class A	19,855	1,057,874
Carlyle Group Inc. (The)	44,529	1,267,741
Cboe Global Markets Inc.	11,137	976,715
Charles Schwab Corp. (The)	31,567	1,046,446
CME Group Inc.	5,665	941,410
E*TRADE Financial Corp.	27,552	1,398,815
FactSet Research Systems Inc.	3,822	1,323,559
Franklin Resources Inc.	61,753	1,299,901
Goldman Sachs Group Inc. (The)	5,743	1,136,884
Intercontinental Exchange Inc.	11,119	1,076,097
Invesco Ltd.	160,090	1,607,304
KKR & Co. Inc.	42,176	1,491,765
MarketAxess Holdings Inc.	2,256	1,165,675
Moody’s Corp.	4,069	1,144,610

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Morgan Stanley	26,074	$1,274,497
MSCI Inc.	3,124	1,174,562
Nasdaq Inc.	9,542	1,252,960
Northern Trust Corp.	14,810	1,160,364
Raymond James Financial Inc.	17,709	1,230,421
S&P Global Inc.	3,262	1,142,516
SEI Investments Co.	21,918	1,146,969
State Street Corp.	18,850	1,202,441
T Rowe Price Group Inc.	9,242	1,276,320
TD Ameritrade Holding Corp.	31,560	1,132,688
Tradeweb Markets Inc., Class A	18,178	982,884

		34,753,438

Chemicals — 3.0%
Air Products & Chemicals Inc.	4,376	1,254,293
Albemarle Corp.	17,683	1,458,140
Axalta Coating Systems Ltd.(a)	54,594	1,211,987
Celanese Corp.	13,162	1,279,346
CF Industries Holdings Inc.	41,794	1,309,406
Corteva Inc.(a)	45,059	1,286,885
Dow Inc.(a)	29,802	1,223,670
DuPont de Nemours Inc.	21,865	1,169,340
Eastman Chemical Co.	17,528	1,308,115
Ecolab Inc.	5,009	937,084
FMC Corp.	12,276	1,301,870
International Flavors & Fragrances Inc.	8,431	1,061,884
Linde PLC	5,275	1,292,955
LyondellBasell Industries NV, Class A	18,463	1,154,307
Mosaic Co. (The)	104,461	1,407,090
PPG Industries Inc.	11,450	1,232,593
RPM International Inc.	16,141	1,316,944
Sherwin-Williams Co. (The)	1,824	1,181,806

		22,387,715

Commercial Services & Supplies — 1.0%
Cintas Corp.	4,452	1,343,925
Copart Inc.(a)	12,756	1,189,497
Republic Services Inc.	13,059	1,139,398
Rollins Inc.	27,857	1,459,707
Waste Connections Inc.	11,650	1,192,611
Waste Management Inc.	10,574	1,158,910

		7,484,048

Communications Equipment — 0.8%
Arista Networks Inc.(a)	4,917	1,277,289
Cisco Systems Inc.	22,039	1,038,037
F5 Networks Inc.(a)	8,007	1,088,151
Juniper Networks Inc.	48,181	1,222,834
Motorola Solutions Inc.	7,777	1,087,225

		5,713,536

Construction & Engineering — 0.2%
Jacobs Engineering Group Inc.	14,825	1,265,314

Construction Materials — 0.3%
Martin Marietta Materials Inc.	6,281	1,301,297
Vulcan Materials Co.	10,992	1,290,681

		2,591,978

Consumer Finance — 0.9%
Ally Financial Inc.	70,681	1,420,688
American Express Co.	11,639	1,086,152
Capital One Financial Corp.	17,578	1,121,476
Discover Financial Services	27,512	1,359,918

Security	Shares	Value

Consumer Finance (continued)
Synchrony Financial	62,290	$1,378,478

		6,366,712

Containers & Packaging — 1.3%
Amcor PLC(a)	115,738	1,192,101
Avery Dennison Corp.	10,810	1,225,205
Ball Corp.	16,714	1,230,652
Crown Holdings Inc.(a)	17,837	1,276,773
International Paper Co.	34,257	1,191,801
Packaging Corp. of America	12,251	1,177,566
Sealed Air Corp.	38,278	1,365,759
Westrock Co.	45,182	1,213,589

		9,873,446

Distributors — 0.3%
Genuine Parts Co.	14,369	1,295,365
LKQ Corp.(a)	44,927	1,266,492

		2,561,857

Diversified Financial Services — 0.5%
Berkshire Hathaway Inc., Class B(a)	5,519	1,080,510
Equitable Holdings Inc.	64,779	1,325,378
Voya Financial Inc.	27,036	1,335,579

		3,741,467

Diversified Telecommunication Services — 0.6%
AT&T Inc.	33,804	999,922
CenturyLink Inc.	115,426	1,113,861
Liberty Global PLC, Class A(a)	14,647	342,813
Liberty Global PLC, Class C, NVS(a)	37,202	846,718
Verizon Communications Inc.	17,934	1,030,846

		4,334,160

Electric Utilities — 2.5%
Alliant Energy Corp.	23,638	1,272,906
American Electric Power Co. Inc.	13,556	1,177,745
Duke Energy Corp.	12,262	1,039,082
Edison International	18,709	1,041,530
Entergy Corp.	11,143	1,171,464
Evergy Inc.	18,958	1,229,047
Eversource Energy	13,541	1,219,638
Exelon Corp.	28,601	1,104,285
FirstEnergy Corp.	26,550	769,950
NextEra Energy Inc.	4,333	1,216,273
NRG Energy Inc.	31,533	1,066,131
OGE Energy Corp.	37,547	1,235,296
Pinnacle West Capital Corp.	15,317	1,272,536
PPL Corp.	42,455	1,130,152
Southern Co. (The)	19,224	1,049,823
Xcel Energy Inc.	17,691	1,221,387

		18,217,245

Electrical Equipment — 0.8%
AMETEK Inc.	12,772	1,190,989
Eaton Corp. PLC	13,738	1,279,420
Emerson Electric Co.	18,877	1,170,563
Rockwell Automation Inc.	5,247	1,144,581
Sensata Technologies Holding PLC(a)	31,585	1,199,598

		5,985,151

Electronic Equipment, Instruments & Components — 1.9%
Amphenol Corp., Class A	11,933	1,262,034
Arrow Electronics Inc.(a)	17,229	1,233,941
CDW Corp./DE	10,213	1,187,261
Cognex Corp.(b)	18,131	1,212,420

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Corning Inc.	51,862	$1,607,722
FLIR Systems Inc.	25,251	1,051,957
IPG Photonics Corp.(a)	7,234	1,294,958
Keysight Technologies Inc.(a)	11,254	1,124,162
TE Connectivity Ltd.	13,868	1,235,223
Trimble Inc.(a)	28,302	1,259,722
Zebra Technologies Corp., Class A(a)	4,544	1,275,728

		13,745,128

Energy Equipment & Services — 0.7%
Baker Hughes Co.	76,361	1,182,832
Halliburton Co.	99,349	1,423,671
National Oilwell Varco Inc.	94,968	1,093,082
Schlumberger Ltd.	62,311	1,130,321

		4,829,906

Entertainment — 1.3%
Activision Blizzard Inc.	14,056	1,161,447
Electronic Arts Inc.(a)	8,879	1,257,444
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	34,160	1,210,630
Live Nation Entertainment Inc.(a)	24,585	1,150,824
Netflix Inc.(a)	2,177	1,064,292
Roku Inc.(a)	9,401	1,456,121
Take-Two Interactive Software Inc.(a)	7,611	1,248,356
Walt Disney Co. (The)	8,556	1,000,539

		9,549,653

Equity Real Estate Investment Trusts (REITs) — 6.1%
Alexandria Real Estate Equities Inc.	7,410	1,315,646
American Tower Corp.	4,356	1,138,615
AvalonBay Communities Inc.	6,927	1,060,662
Boston Properties Inc.	14,037	1,250,556
Camden Property Trust	12,464	1,131,856
Crown Castle International Corp.	6,699	1,116,723
Digital Realty Trust Inc.	7,957	1,277,417
Duke Realty Corp.	34,502	1,386,635
Equinix Inc.	1,581	1,241,844
Equity LifeStyle Properties Inc.	18,550	1,267,336
Equity Residential	18,547	994,676
Essex Property Trust Inc.	4,682	1,033,505
Extra Space Storage Inc.	12,601	1,302,187
Federal Realty Investment Trust	14,510	1,107,113
Healthpeak Properties Inc.	45,673	1,246,416
Host Hotels & Resorts Inc.	96,742	1,042,879
Invitation Homes Inc.	43,314	1,291,624
Iron Mountain Inc.	48,037	1,354,163
Medical Properties Trust Inc.	63,705	1,282,382
Mid-America Apartment Communities Inc.	9,854	1,174,498
National Retail Properties Inc.	36,556	1,295,910
Omega Healthcare Investors Inc.	37,127	1,202,172
Prologis Inc.	12,108	1,276,425
Public Storage	5,722	1,143,713
Realty Income Corp.	20,475	1,229,524
Regency Centers Corp.	27,044	1,109,615
SBA Communications Corp.	3,710	1,155,813
Simon Property Group Inc.	18,952	1,181,657
Sun Communities Inc.	8,217	1,231,975
UDR Inc.	30,770	1,113,874
Ventas Inc.	33,723	1,293,614
VEREIT Inc.	228,042	1,484,554
VICI Properties Inc.	64,679	1,404,181
Vornado Realty Trust	30,000	1,035,600

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Welltower Inc.	23,873	$1,278,638
Weyerhaeuser Co.	58,928	1,638,788
WP Carey Inc.	18,197	1,298,720

		45,391,506

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	3,251	1,058,298
Kroger Co. (The)	33,518	1,166,091
Sysco Corp.	20,619	1,089,714
Walmart Inc.	7,626	986,805
Walgreens Boots Alliance Inc.	26,399	1,074,703

		5,375,611

Food Products — 2.4%
Archer-Daniels-Midland Co.	30,904	1,323,618
Bunge Ltd.	32,512	1,412,321
Campbell Soup Co.	21,928	1,086,971
Conagra Brands Inc.	32,836	1,229,708
General Mills Inc.	17,263	1,092,230
Hershey Co. (The)	8,109	1,179,130
Hormel Foods Corp.	22,484	1,143,536
Ingredion Inc.	14,649	1,267,139
JM Smucker Co. (The)	9,867	1,078,957
Kellogg Co.	17,074	1,177,935
Kraft Heinz Co. (The)	35,055	1,205,191
Lamb Weston Holdings Inc.	20,003	1,201,780
McCormick & Co. Inc./MD, NVS	6,163	1,201,169
Mondelez International Inc., Class A	20,457	1,135,159
Tyson Foods Inc., Class A	18,291	1,123,982

		17,858,826

Gas Utilities — 0.3%
Atmos Energy Corp.	11,422	1,210,618
UGI Corp.	37,242	1,241,648

		2,452,266

Health Care Equipment & Supplies — 3.9%
Abbott Laboratories	11,148	1,121,935
ABIOMED Inc.(a)	5,821	1,745,951
Align Technology Inc.(a)	4,791	1,407,692
Baxter International Inc.	12,044	1,040,361
Becton Dickinson and Co.	3,879	1,091,318
Boston Scientific Corp.(a)	29,239	1,127,748
Cooper Companies Inc. (The)	3,638	1,029,299
Danaher Corp.	6,301	1,284,144
Dentsply Sirona Inc.	27,091	1,208,258
DexCom Inc.(a)	2,590	1,128,048
Edwards Lifesciences Corp.(a)	14,500	1,136,945
Hologic Inc.(a)	20,588	1,436,631
IDEXX Laboratories Inc.(a)	3,600	1,431,900
Insulet Corp.(a)	5,591	1,136,986
Intuitive Surgical Inc.(a)	1,922	1,317,416
Masimo Corp.(a)	4,452	979,974
Medtronic PLC	10,239	987,859
ResMed Inc.	6,547	1,325,833
Steris PLC	6,939	1,107,672
Stryker Corp.	5,398	1,043,433
Teleflex Inc.	3,135	1,169,668
Varian Medical Systems Inc.(a)	9,503	1,356,268
West Pharmaceutical Services Inc.	5,117	1,375,808
Zimmer Biomet Holdings Inc.	8,566	1,155,211

		29,146,358

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services — 2.4%
AmerisourceBergen Corp.	12,011	$1,203,382
Anthem Inc.	3,610	988,418
Cardinal Health Inc.	21,110	1,153,028
Centene Corp.(a)	15,632	1,019,988
Cigna Corp.(a)	5,323	919,229
CVS Health Corp.	15,958	1,004,397
DaVita Inc.(a)	13,743	1,201,001
HCA Healthcare Inc.	10,079	1,276,405
Henry Schein Inc.(a)	19,615	1,348,139
Humana Inc.	2,620	1,028,219
Laboratory Corp. of America Holdings(a)	6,467	1,247,614
McKesson Corp.	7,399	1,111,034
Molina Healthcare Inc.(a)	5,755	1,062,948
Quest Diagnostics Inc.	9,861	1,253,037
UnitedHealth Group Inc.	3,334	1,009,468
Universal Health Services Inc., Class B	11,099	1,219,780

		18,046,087

Health Care Technology — 0.5%
Cerner Corp.	15,826	1,099,116
Teladoc Health Inc.(a)	6,226	1,479,484
Veeva Systems Inc., Class A(a)	5,379	1,423,122

		4,001,722

Hotels, Restaurants & Leisure — 2.2%
Aramark	45,052	951,498
Carnival Corp.(b)	78,776	1,093,411
Chipotle Mexican Grill Inc.(a)	1,051	1,214,073
Darden Restaurants Inc.	14,588	1,107,229
Domino’s Pizza Inc.	2,940	1,136,633
Hilton Worldwide Holdings Inc.	14,201	1,065,785
Las Vegas Sands Corp.	21,740	948,734
Marriott International Inc./MD, Class A	11,605	972,789
McDonald’s Corp.	5,527	1,073,786
MGM Resorts International	74,014	1,190,885
Royal Caribbean Cruises Ltd.	26,277	1,279,953
Starbucks Corp.	13,260	1,014,788
Vail Resorts Inc.	5,951	1,142,771
Wynn Resorts Ltd.	13,546	981,137
Yum! Brands Inc.	12,207	1,111,447

		16,284,919

Household Durables — 1.5%
DR Horton Inc.	20,748	1,372,688
Garmin Ltd.	13,199	1,301,289
Lennar Corp., Class A	18,531	1,340,718
Mohawk Industries Inc.(a)	13,689	1,093,067
Newell Brands Inc.	89,666	1,470,522
NVR Inc.(a)	350	1,375,552
PulteGroup Inc.	35,575	1,551,070
Whirlpool Corp.	9,480	1,546,378

		11,051,284

Household Products — 0.8%
Church & Dwight Co. Inc.	14,991	1,444,083
Clorox Co. (The)	5,265	1,245,225
Colgate-Palmolive Co.	14,848	1,146,266
Kimberly-Clark Corp.	7,634	1,160,673
Procter & Gamble Co. (The)	8,595	1,126,976

		6,123,223

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	87,087	1,326,335

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Vistra Corp.	56,831	$1,060,466

		2,386,801

Industrial Conglomerates — 0.6%
3M Co.	6,808	1,024,400
General Electric Co.	166,193	1,008,792
Honeywell International Inc.	7,606	1,136,108
Roper Technologies Inc.	2,912	1,259,294

		4,428,594

Insurance — 5.3%
Aflac Inc.	31,696	1,127,427
Alleghany Corp.	2,390	1,248,345
Allstate Corp. (The)	10,847	1,023,848
American Financial Group Inc./OH	20,314	1,234,482
American International Group Inc.	38,446	1,235,654
Aon PLC, Class A	5,319	1,091,565
Arch Capital Group Ltd.(a)	45,511	1,399,463
Arthur J Gallagher & Co.	11,952	1,284,720
Assurant Inc.	11,542	1,240,419
Athene Holding Ltd., Class A(a)	43,186	1,392,749
Brown & Brown Inc.	28,612	1,300,988
Chubb Ltd.	10,132	1,289,196
Cincinnati Financial Corp.	21,412	1,668,637
Erie Indemnity Co., Class A, NVS	6,494	1,364,519
Everest Re Group Ltd.	5,995	1,311,646
Fidelity National Financial Inc.	41,319	1,337,083
Globe Life Inc.	15,772	1,255,451
Hartford Financial Services Group Inc. (The)	31,838	1,347,384
Lincoln National Corp.	32,235	1,201,398
Loews Corp.	35,843	1,305,044
Markel Corp.(a)	1,300	1,357,902
Marsh & McLennan Companies Inc.	9,796	1,142,214
MetLife Inc.	32,643	1,235,538
Principal Financial Group Inc.	31,384	1,331,623
Progressive Corp. (The)	13,714	1,238,923
Prudential Financial Inc.	19,368	1,227,350
Reinsurance Group of America Inc.	13,181	1,123,680
RenaissanceRe Holdings Ltd.	6,844	1,234,521
Travelers Companies Inc. (The)	11,441	1,309,079
Willis Towers Watson PLC	5,213	1,094,782
WR Berkley Corp.	21,573	1,332,133

		39,287,763

Interactive Media & Services — 1.5%
Alphabet Inc., Class A(a)	334	496,975
Alphabet Inc., Class C, NVS(a)	340	504,206
Facebook Inc., Class A(a)	4,312	1,093,825
IAC/InterActiveCorp.(a)	4,124	546,100
Match Group Inc(a)	21,778	2,236,601
Pinterest Inc., Class A(a)	59,254	2,031,820
Snap Inc., Class A, NVS(a)	60,670	1,360,221
Twitter Inc.(a)	35,782	1,302,465
Zillow Group Inc., Class C, NVS(a)(b)	21,536	1,472,847

		11,045,060

Internet & Direct Marketing Retail — 1.1%
Amazon.com Inc.(a)	371	1,174,096
Booking Holdings Inc.(a)	660	1,097,006
eBay Inc.	24,741	1,367,682
Expedia Group Inc.	14,379	1,164,843
MercadoLibre Inc.(a)	1,298	1,459,757

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Wayfair Inc., Class A(a)(b)	6,724	$1,789,189

		8,052,573

IT Services — 4.4%
Accenture PLC, Class A	5,244	1,178,746
Akamai Technologies Inc.(a)	11,159	1,254,718
Automatic Data Processing Inc.	7,734	1,027,926
Black Knight Inc.(a)	14,869	1,113,985
Booz Allen Hamilton Holding Corp.	15,317	1,252,318
Broadridge Financial Solutions Inc.	9,117	1,224,778
Cognizant Technology Solutions Corp., Class A	20,582	1,406,162
EPAM Systems Inc.(a)	4,999	1,450,110
Fidelity National Information Services Inc.	7,450	1,090,010
Fiserv Inc.(a)	9,920	989,917
FleetCor Technologies Inc.(a)	4,600	1,189,422
Gartner Inc.(a)(b)	9,532	1,188,068
Global Payments Inc.	5,708	1,016,138
GoDaddy Inc., Class A(a)	14,704	1,033,397
International Business Machines Corp.	8,351	1,026,672
Jack Henry & Associates Inc.	5,759	1,026,830
Leidos Holdings Inc.	11,132	1,059,321
Mastercard Inc., Class A	3,314	1,022,468
MongoDB Inc.(a)(b)	5,489	1,257,420
Okta Inc.(a)	5,912	1,306,434
Paychex Inc.	16,282	1,171,001
PayPal Holdings Inc.(a)(b)	6,785	1,330,335
Square Inc., Class A(a)	13,232	1,718,175
Twilio Inc., Class A(a)	5,814	1,612,920
VeriSign Inc.(a)	5,014	1,061,364
Visa Inc., Class A(b)	5,035	958,664
Western Union Co. (The)	59,363	1,441,334

		32,408,633

Leisure Products — 0.2%
Hasbro Inc.	16,268	1,183,660

Life Sciences Tools & Services — 1.6%
Agilent Technologies Inc.	12,912	1,243,813
Avantor Inc.(a)	68,470	1,511,818
Bio-Rad Laboratories Inc., Class A(a)	2,350	1,233,491
Illumina Inc.(a)	3,010	1,150,302
IQVIA Holdings Inc.(a)	7,552	1,196,161
Mettler-Toledo International Inc.(a)	1,506	1,408,110
PerkinElmer Inc.	12,113	1,440,357
Thermo Fisher Scientific Inc.	2,892	1,197,143
Waters Corp.(a)	5,958	1,269,948

		11,651,143

Machinery — 2.9%
Caterpillar Inc.	9,126	1,212,663
Cummins Inc.	6,764	1,307,211
Deere & Co.	7,613	1,342,248
Dover Corp.	12,191	1,254,820
Fortive Corp.	18,208	1,278,019
IDEX Corp.	7,251	1,195,110
Illinois Tool Works Inc.	6,376	1,179,496
Ingersoll Rand Inc.(a)	38,627	1,220,227
Nordson Corp.	6,408	1,240,781
Otis Worldwide Corp.	20,392	1,279,394
PACCAR Inc.	15,498	1,318,570
Parker-Hannifin Corp.	6,515	1,165,664
Pentair PLC	32,183	1,379,041

Security	Shares	Value

Machinery (continued)
Snap-on Inc.	8,414	$1,227,350
Stanley Black & Decker Inc.	8,855	1,357,649
Westinghouse Air Brake Technologies Corp.	19,826	1,232,979
Xylem Inc./NY	18,208	1,328,820

		21,520,042

Media — 2.2%
Altice USA Inc., Class A(a)	44,132	1,191,123
Cable One Inc.	591	1,077,133
Charter Communications Inc., Class A(a)	1,922	1,114,760
Comcast Corp., Class A	25,810	1,104,668
Discovery Inc., Class A(a)(b)	17,914	377,985
Discovery Inc., Class C, NVS(a)	38,196	723,814
DISH Network Corp., Class A(a)	40,611	1,304,019
Fox Corp., Class A, NVS	26,406	680,483
Fox Corp., Class B(a)	13,075	336,943
Interpublic Group of Companies Inc. (The)	70,387	1,270,485
Liberty Broadband Corp., Class A(a)	1,610	217,366
Liberty Broadband Corp., Class C, NVS(a)	6,819	936,044
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	11,092	385,891
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	22,073	772,334
News Corp., Class A, NVS	101,702	1,293,649
Omnicom Group Inc.	21,072	1,132,199
Sirius XM Holdings Inc.	195,827	1,151,463
ViacomCBS Inc., Class B, NVS	55,723	1,452,699

		16,523,058

Metals & Mining — 0.7%
Freeport-McMoRan Inc.	119,792	1,547,713
Newmont Corp.	15,335	1,061,182
Nucor Corp.	27,187	1,140,495
Steel Dynamics Inc.	47,155	1,292,518

		5,041,908

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	86,676	1,178,794
Annaly Capital Management Inc.	178,855	1,325,315

		2,504,109

Multi-Utilities — 1.6%
Ameren Corp.	15,309	1,228,394
CenterPoint Energy Inc.	65,413	1,243,501
CMS Energy Corp.	19,647	1,260,944
Consolidated Edison Inc.	14,976	1,150,606
Dominion Energy Inc.	12,928	1,047,556
DTE Energy Co.	10,427	1,205,674
NiSource Inc.	48,339	1,181,889
Public Service Enterprise Group Inc.	21,860	1,222,848
Sempra Energy	8,276	1,030,031
WEC Energy Group Inc.	12,248	1,166,745

		11,738,188

Multiline Retail — 0.5%
Dollar General Corp.	5,699	1,085,090
Dollar Tree Inc.(a)	13,429	1,253,597
Target Corp.	8,280	1,042,286

		3,380,973

Oil, Gas & Consumable Fuels — 2.5%
Cabot Oil & Gas Corp.	61,679	1,153,397
Cheniere Energy Inc.(a)	25,591	1,266,243
Chevron Corp.	10,951	919,227
Concho Resources Inc.	19,203	1,008,926
ConocoPhillips	24,337	909,960

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Diamondback Energy Inc.	26,922	$1,073,111
EOG Resources Inc.	20,881	978,275
Exxon Mobil Corp.	22,366	941,161
Hess Corp.	23,623	1,162,488
HollyFrontier Corp.	38,791	1,066,752
Kinder Morgan Inc./DE	68,541	966,428
Marathon Petroleum Corp.	31,035	1,185,537
Occidental Petroleum Corp.	75,769	1,192,604
ONEOK Inc.	31,072	867,220
Phillips 66	13,948	865,055
Pioneer Natural Resources Co.	12,126	1,175,252
Valero Energy Corp.	16,603	933,587
Williams Companies Inc. (The)	55,024	1,052,609

		18,717,832

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	5,842	1,154,029

Pharmaceuticals — 1.6%
Bristol-Myers Squibb Co.	15,772	925,186
Catalent Inc.(a)	14,288	1,247,914
Elanco Animal Health Inc.(a)	57,697	1,363,380
Eli Lilly & Co.	6,323	950,284
Jazz Pharmaceuticals PLC(a)	9,994	1,081,850
Johnson & Johnson	6,421	935,925
Merck & Co. Inc.	12,582	1,009,580
Mylan NV(a)(b)	69,550	1,120,450
Perrigo Co. PLC	20,406	1,081,926
Pfizer Inc.	25,977	999,595
Zoetis Inc.	7,616	1,155,195

		11,871,285

Professional Services — 1.2%
CoStar Group Inc.(a)	1,578	1,340,921
Equifax Inc.	7,360	1,196,442
IHS Markit Ltd.	15,786	1,274,404
Nielsen Holdings PLC	85,713	1,236,839
Robert Half International Inc.	23,481	1,194,478
TransUnion	13,874	1,242,694
Verisk Analytics Inc.	6,700	1,264,357

		8,750,135

Real Estate Management & Development — 0.3%
CBRE Group Inc., Class A(a)	28,845	1,263,700
Jones Lang LaSalle Inc.	12,131	1,199,877

		2,463,577

Road & Rail — 1.5%
AMERCO	3,830	1,216,906
CSX Corp.	15,678	1,118,468
JB Hunt Transport Services Inc.	10,812	1,399,073
Kansas City Southern	7,633	1,311,731
Knight-Swift Transportation Holdings Inc.	28,724	1,249,207
Norfolk Southern Corp.	6,180	1,187,858
Old Dominion Freight Line Inc.	7,000	1,279,740
Uber Technologies Inc.(a)	30,851	933,551
Union Pacific Corp.	6,301	1,092,278

		10,788,812

Semiconductors & Semiconductor Equipment — 3.5%
Advanced Micro Devices Inc.(a)	18,503	1,432,687
Analog Devices Inc.	9,798	1,125,300
Applied Materials Inc.	18,682	1,201,813
Broadcom Inc.	3,681	1,165,957

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	16,118	$769,312
KLA Corp.	6,131	1,225,158
Lam Research Corp.	3,986	1,503,360
Marvell Technology Group Ltd.	39,238	1,431,010
Maxim Integrated Products Inc.	19,797	1,347,978
Microchip Technology Inc.	12,117	1,232,662
Micron Technology Inc.(a)	22,816	1,142,055
NVIDIA Corp.	2,761	1,172,293
NXP Semiconductors NV	10,668	1,253,810
ON Semiconductor Corp.(a)	72,988	1,503,553
Qorvo Inc.(a)	11,150	1,428,872
Qualcomm Inc.	12,943	1,366,910
Skyworks Solutions Inc.	9,544	1,389,415
Teradyne Inc.	18,049	1,605,639
Texas Instruments Inc.	8,912	1,136,726
Xilinx Inc.	12,282	1,318,473

		25,752,983

Software — 6.0%
Adobe Inc.(a)	2,636	1,171,228
ANSYS Inc.(a)	4,056	1,259,794
Autodesk Inc.(a)	5,332	1,260,645
Avalara Inc.(a)	10,596	1,424,632
Cadence Design Systems Inc.(a)	12,450	1,360,162
CDK Global Inc.	29,944	1,361,254
Citrix Systems Inc.	7,871	1,123,664
Coupa Software Inc.(a)	5,120	1,569,024
Crowdstrike Holdings Inc., Class A(a)	13,778	1,559,670
Datadog Inc., Class A(a)	15,307	1,436,715
DocuSign Inc.(a)	8,417	1,825,058
Dropbox Inc., Class A(a)	51,188	1,164,527
Dynatrace Inc.(a)(b)	30,302	1,267,533
Fair Isaac Corp.(a)	2,983	1,310,104
Fortinet Inc.(a)	7,316	1,011,803
Guidewire Software Inc.(a)	11,639	1,369,445
Intuit Inc.	3,553	1,088,533
Microsoft Corp.	4,954	1,015,620
NortonLifeLock Inc.	54,383	1,166,515
Oracle Corp.	18,858	1,045,676
Palo Alto Networks Inc.(a)	4,697	1,202,056
Paycom Software Inc.(a)	3,860	1,097,668
PTC Inc.(a)	16,191	1,385,302
RingCentral Inc., Class A(a)(b)	4,046	1,174,432
salesforce.com Inc.(a)	5,612	1,093,498
ServiceNow Inc.(a)	2,662	1,169,150
Slack Technologies Inc., Class A(a)(b)	36,449	1,077,068
Splunk Inc.(a)	6,675	1,400,548
SS&C Technologies Holdings Inc.	19,380	1,114,350
Synopsys Inc.(a)	6,556	1,306,086
Trade Desk Inc. (The), Class A(a)	3,706	1,672,592
Tyler Technologies Inc.(a)	3,086	1,102,474
VMware Inc., Class A(a)	7,401	1,037,694
Workday Inc., Class A(a)	6,657	1,204,384
Zoom Video Communications Inc., Class A(a)	5,966	1,514,827

		44,343,731

Specialty Retail — 2.1%
Advance Auto Parts Inc.	8,198	1,230,848
AutoZone Inc.(a)	959	1,157,916
Best Buy Co. Inc.	12,747	1,269,474
Burlington Stores Inc.(a)	6,161	1,158,268

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
CarMax Inc.(a)	13,827	$1,340,804
Home Depot Inc. (The)	4,059	1,077,624
Lowe’s Companies Inc.	8,608	1,281,817
O’Reilly Automotive Inc.(a)	2,566	1,224,957
Ross Stores Inc.	11,736	1,052,367
Tiffany & Co.	8,508	1,066,563
TJX Companies Inc. (The)	20,462	1,063,819
Tractor Supply Co.	10,019	1,430,112
Ulta Beauty Inc.(a)	5,198	1,003,162

		15,357,731

Technology Hardware, Storage & Peripherals — 1.1%
Apple Inc.	2,915	1,238,991
Dell Technologies Inc., Class C(a)	23,957	1,433,347
Hewlett Packard Enterprise Co.	109,200	1,077,804
HP Inc.	63,934	1,123,960
NetApp Inc.	24,818	1,099,437
Seagate Technology PLC	21,862	988,600
Western Digital Corp.	26,277	1,132,539

		8,094,678

Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica Inc.(a)	4,176	1,359,664
Nike Inc., Class B	10,852	1,059,264
Ralph Lauren Corp.	16,411	1,170,104
VF Corp.	19,524	1,178,468

		4,767,500

Tobacco — 0.3%
Altria Group Inc.	27,541	1,133,312
Philip Morris International Inc.	14,673	1,127,033

		2,260,345

Trading Companies & Distributors — 0.7%
Fastenal Co.	27,758	1,305,736
HD Supply Holdings Inc.(a)	38,717	1,358,967
United Rentals Inc.(a)	8,862	1,376,889
WW Grainger Inc.	3,797	1,296,789

		5,338,381

Water Utilities — 0.3%
American Water Works Co. Inc.	8,908	1,311,881

Security	Shares	Value

Water Utilities (continued)
Essential Utilities Inc.	27,879	$1,264,313

		2,576,194

Wireless Telecommunication Services — 0.1%
T-Mobile U.S. Inc.(a)	10,181	1,093,236

Total Common Stocks — 99.7% (Cost: $753,778,197)		739,113,197

Warrants

Oil, Gas & Consumable Fuels — 0.0%
Occidental Petroleum Corp., (Expires 08/03/27)(a)	9,588	53,693

Total Warrants — 0.0% (Cost: $0)		53,693

Short-Term Investments

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(c)(d)(e)	18,863,341	18,884,090
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(c)(d)	1,710,000	1,710,000

		20,594,090

Total Short-Term Investments — 2.8% (Cost: $20,570,082)		20,594,090

Total Investments in Securities — 102.5% (Cost: $774,348,279)		759,760,980

Other Assets, Less Liabilities — (2.5)%		(18,188,621)

Net Assets — 100.0%		$741,572,359

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds:
Institutional, SL Agency Shares	$11,584,822	$7,290,232	(a)	$—	$(11,909)	$20,945	$18,884,090	18,863,341	$249,571	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	605,000	1,105,000	(a)	—	—	—	1,710,000	1,710,000	19,496		—
BlackRock Inc.	567,296	2,582,217		(2,193,860)	72,781	135,386	1,163,820	2,024	39,117		—

					$60,872	$156,331	$21,757,910		$308,184		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Size Factor ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	19	09/18/20	$612	$17,792
S&P 500 E-Mini Index	7	09/18/20	1,142	63,183
S&P MidCap 400 E-Mini Index	3	09/18/20	558	21,123

				$102,098

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$102,098

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(218,071)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$88,371

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,530,462

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Size Factor ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$739,113,197	$—	$—	$739,113,197
Warrants	53,693	—	—	53,693
Money Market Funds	20,594,090	—	—	20,594,090

	$759,760,980	$—	$—	$759,760,980

Derivative financial instruments(a)
Assets
Futures Contracts	$102,098	$—	$—	$102,098

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

64	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® Edge MSCI USA Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Howmet Aerospace Inc.	503,604	$7,443,267
Huntington Ingalls Industries Inc.	30,193	5,244,826
Textron Inc.	428,601	14,975,319

		27,663,412

Air Freight & Logistics — 1.6%
FedEx Corp.	536,977	90,426,927

Airlines — 0.2%
Southwest Airlines Co.	393,188	12,145,577

Auto Components — 0.8%
BorgWarner Inc.	552,027	20,204,188
Lear Corp.	208,620	23,027,476

		43,231,664

Automobiles — 4.0%
Ford Motor Co.	13,168,910	87,046,495
General Motors Co.	5,452,191	135,705,034

		222,751,529

Banks — 3.2%
Citigroup Inc.	2,759,203	137,987,742
Citizens Financial Group Inc.	642,684	15,944,990
Comerica Inc.	91,385	3,520,150
Fifth Third Bancorp	444,566	8,829,081
Regions Financial Corp.	1,011,322	10,982,957

		177,264,920

Beverages — 0.4%
Molson Coors Beverage Co., Class B	603,820	22,655,326

Biotechnology — 4.1%
AbbVie Inc.	847,952	80,479,124
Alexion Pharmaceuticals Inc.(a)	133,085	13,639,882
Biogen Inc.(a)(b)	186,384	51,197,821
Gilead Sciences Inc.	1,227,867	85,373,593

		230,690,420

Building Products — 1.8%
Carrier Global Corp.	952,452	25,944,793
Johnson Controls International PLC	1,339,278	51,535,417
Owens Corning	356,898	21,581,622

		99,061,832

Capital Markets — 2.4%
Goldman Sachs Group Inc. (The)	345,412	68,377,760
Invesco Ltd.	678,655	6,813,696
Morgan Stanley	1,182,884	57,819,370

		133,010,826

Chemicals — 1.6%
Albemarle Corp.	72,862	6,008,201
Corteva Inc.(a)	621,985	17,763,892
Dow Inc.(a)	529,910	21,758,105
Eastman Chemical Co.	178,818	13,345,187
LyondellBasell Industries NV, Class A	379,012	23,695,830
Mosaic Co. (The)	660,652	8,898,982

		91,470,197

Communications Equipment — 0.4%
F5 Networks Inc.(a)(b)	42,976	5,840,439
Juniper Networks Inc.	687,514	17,449,105

		23,289,544

Security	Shares	Value

Consumer Finance — 1.0%
Ally Financial Inc.	684,024	$13,748,883
Capital One Financial Corp.	668,484	42,649,279

		56,398,162

Containers & Packaging — 0.5%
International Paper Co.	424,973	14,784,810
Westrock Co.	536,366	14,406,791

		29,191,601

Distributors — 0.1%
LKQ Corp.(a)(b)	258,868	7,297,489

Diversified Financial Services — 0.4%
Equitable Holdings Inc.	762,049	15,591,522
Voya Financial Inc.	166,627	8,231,374

		23,822,896

Diversified Telecommunication Services — 8.7%
AT&T Inc.	15,713,734	464,812,252
CenturyLink Inc.	2,595,920	25,050,628

		489,862,880

Electric Utilities — 2.4%
Duke Energy Corp.	531,149	45,009,566
Evergy Inc.	147,182	9,541,809
Exelon Corp.	1,478,573	57,087,703
NRG Energy Inc.	165,821	5,606,408
PPL Corp.	688,667	18,332,316

		135,577,802

Electrical Equipment — 1.2%
Eaton Corp. PLC	698,108	65,014,798

Electronic Equipment, Instruments & Components — 1.4%
Arrow Electronics Inc.(a)	204,717	14,661,831
Corning Inc.	1,409,000	43,679,000
TE Connectivity Ltd.	224,669	20,011,268

		78,352,099

Energy Equipment & Services — 0.8%
Baker Hughes Co.	2,877,974	44,579,817

Equity Real Estate Investment Trusts (REITs) — 1.8%
Host Hotels & Resorts Inc.(b)	4,562,416	49,182,845
Iron Mountain Inc.	219,370	6,184,040
Medical Properties Trust Inc.	391,978	7,890,517
Public Storage	115,755	23,137,109
Simon Property Group Inc.	281,030	17,522,221

		103,916,732

Food & Staples Retailing — 2.6%
Kroger Co. (The)	1,710,062	59,493,057
Walgreens Boots Alliance Inc.	2,061,075	83,906,363

		143,399,420

Food Products — 2.6%
Conagra Brands Inc.	427,125	15,995,831
Ingredion Inc.	130,317	11,272,421
JM Smucker Co. (The)	215,247	23,537,259
Kraft Heinz Co. (The)	1,675,522	57,604,446
Tyson Foods Inc., Class A	658,581	40,469,803

		148,879,760

Gas Utilities — 0.1%
UGI Corp.	166,527	5,552,010

Health Care Providers & Services — 5.9%
AmerisourceBergen Corp.	138,228	13,849,063

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Anthem Inc.	203,747	$55,785,929
Cardinal Health Inc.	346,275	18,913,540
Centene Corp.(a)(b)	411,811	26,870,668
Cigna Corp.(a)	394,665	68,154,699
CVS Health Corp.	1,573,596	99,042,132
DaVita Inc.(a)(b)	91,163	7,966,735
McKesson Corp.	208,418	31,296,047
Universal Health Services Inc., Class B	83,978	9,229,182

		331,107,995

Hotels, Restaurants & Leisure — 0.7%
Carnival Corp.(b)	1,454,128	20,183,297
Royal Caribbean Cruises Ltd.	397,133	19,344,348

		39,527,645

Household Durables — 3.1%
DR Horton Inc.	551,343	36,476,853
Lennar Corp., Class A(b)	719,033	52,022,037
Mohawk Industries Inc.(a)(b)	157,889	12,607,437
Newell Brands Inc.	994,576	16,311,046
PulteGroup Inc.	695,866	30,339,758
Whirlpool Corp.	152,182	24,823,928

		172,581,059

Independent Power and Renewable Electricity Producers — 0.4%
AES Corp. (The)	621,880	9,471,232
Vistra Corp.	732,139	13,661,714

		23,132,946

Insurance — 3.2%
American International Group Inc.	1,472,257	47,318,340
Athene Holding Ltd., Class A(a)(b)	280,111	9,033,580
Everest Re Group Ltd.	26,856	5,875,824
Lincoln National Corp.	371,666	13,851,992
Loews Corp.(b)	308,092	11,217,630
MetLife Inc.	1,093,488	41,388,521
Principal Financial Group Inc.	193,117	8,193,954
Prudential Financial Inc.	603,189	38,224,087
Reinsurance Group of America Inc.	39,674	3,382,208

		178,486,136

Internet & Direct Marketing Retail — 0.2%
Expedia Group Inc.	128,212	10,386,454

IT Services — 4.0%
Cognizant Technology Solutions Corp., Class A	363,682	24,846,754
International Business Machines Corp.	1,646,758	202,452,429

		227,299,183

Machinery — 2.6%
Cummins Inc.	322,082	62,245,567
PACCAR Inc.	706,369	60,097,875
Snap-on Inc.	38,443	5,607,681
Westinghouse Air Brake Technologies Corp.	312,354	19,425,295

		147,376,418

Media — 2.0%
Discovery Inc., Class A(a)(b)	378,986	7,996,605
Discovery Inc., Class C, NVS(a)(b)	881,171	16,698,190
DISH Network Corp., Class A(a)(b)	366,240	11,759,966
Fox Corp., Class A, NVS	267,075	6,882,523
Fox Corp., Class B(a)	134,054	3,454,572
Interpublic Group of Companies Inc. (The)	308,813	5,574,075
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	125,840	4,377,974
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	239,198	8,369,538

Security	Shares	Value

Media (continued)
News Corp., Class A, NVS	867,242	$11,031,318
ViacomCBS Inc., Class B, NVS	1,337,291	34,863,176

		111,007,937

Metals & Mining — 0.5%
Nucor Corp.	377,215	15,824,169
Steel Dynamics Inc.	357,941	9,811,163

		25,635,332

Mortgage Real Estate Investment — 0.5%
AGNC Investment Corp.	788,594	10,724,879
Annaly Capital Management Inc.	2,039,552	15,113,080

		25,837,959

Multi-Utilities — 0.1%
CenterPoint Energy Inc.	415,613	7,900,803

Multiline Retail — 2.0%
Target Corp.	876,970	110,392,984

Oil, Gas & Consumable Fuels — 1.9%
Concho Resources Inc.	397,592	20,889,484
Diamondback Energy Inc.	187,270	7,464,582
HollyFrontier Corp.	436,687	12,008,892
Marathon Petroleum Corp.	1,731,350	66,137,570

		106,500,528

Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	1,078,727	63,278,126
Jazz Pharmaceuticals PLC(a)	66,172	7,163,119
Mylan NV(a)(b)	948,300	15,277,113
Perrigo Co. PLC	128,547	6,815,562
Pfizer Inc.	3,670,193	141,229,026

		233,762,946

Professional Services — 0.1%
Nielsen Holdings PLC	509,507	7,352,186

Real Estate Management & Development — 1.0%
CBRE Group Inc., Class A(a)	856,309	37,514,897
Jones Lang LaSalle Inc.(b)	194,418	19,229,885

		56,744,782

Road & Rail — 0.4%
AMERCO	21,050	6,688,216
Knight-Swift Transportation Holdings Inc.(b)	421,283	18,321,598

		25,009,814

Semiconductors & Semiconductor Equipment — 15.7%
Applied Materials Inc.	1,131,065	72,761,412
Intel Corp.	9,008,830	429,991,456
Lam Research Corp.	249,624	94,148,188
Micron Technology Inc.(a)(b)	4,030,329	201,738,118
NXP Semiconductors NV(b)	188,517	22,156,403
ON Semiconductor Corp.(a)	781,190	16,092,514
Qorvo Inc.(a)	220,321	28,234,136
Skyworks Solutions Inc.	126,068	18,352,979

		883,475,206

Software — 0.3%
NortonLifeLock Inc.	720,910	15,463,520

Specialty Retail — 0.6%
Best Buy Co. Inc.	314,483	31,319,362

Technology Hardware, Storage & Peripherals — 3.4%
Dell Technologies Inc., Class C(a)(b)	295,447	17,676,594
Hewlett Packard Enterprise Co.	4,546,313	44,872,109

66	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
HP Inc.	3,532,986	$62,109,894
NetApp Inc.	156,475	6,931,843
Seagate Technology PLC	507,942	22,969,137
Western Digital Corp.	837,653	36,102,844

		190,662,421

Textiles, Apparel & Luxury Goods — 0.1%
Ralph Lauren Corp.	98,384	7,014,779

Tobacco — 1.3%
Altria Group Inc.	1,842,242	75,808,258

Trading Companies & Distributors — 0.9%
HD Supply Holdings Inc.(a)(b)	135,894	4,769,879
United Rentals Inc.(a)	284,208	44,157,397

		48,927,276

Total Common Stocks — 99.7% (Cost: $5,928,456,541)		5,598,221,569

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(c)(d)(e)	54,548,496	54,608,499

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(c)(d)	17,097,000	$17,097,000

		71,705,499

Total Short-Term Investments — 1.3% (Cost: $ 71,648,896)		71,705,499

Total Investments in Securities — 101.0% (Cost: $ 6,000,105,437)		5,669,927,068

Other Assets, Less Liabilities — (1.0)%		(58,883,012)

Net Assets — 100.0%		$5,611,044,056

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$38,744,212	$15,851,946	(a)	$—	$(38,605)	$50,946	$54,608,499	54,548,496	$767,328	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,764,000	7,333,000	(a)	—	—	—	17,097,000	17,097,000	84,347		—

					$(38,605)	$50,946	$71,705,499		$851,675		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	66	09/18/20	$4,877	$236,882
S&P 500 E-Mini Index	45	09/18/20	7,343	401,102

				$637,984

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI USA Value Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$637,984

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,874,467

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$612,913

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,390,751

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,598,221,569	$—	$—	$5,598,221,569
Money Market Funds	71,705,499	—	—	71,705,499

	$5,669,927,068	$—	$—	$5,669,927,068

Derivative financial instruments(a)
Assets
Futures Contracts	$637,984	$—	$—	$637,984

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

68	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2020

	iShares Edge MSCI Intl Momentum Factor ETF	iShares Edge MSCI Intl Quality Factor ETF	iShares Edge MSCI Intl Size Factor ETF	iShares Edge MSCI Intl Value Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$403,538,669	$1,648,353,769	$19,627,570	$449,312,089
Affiliated(c)	249,573	601,858	243,126	5,656,112
Cash	521	8,157	5,598	9,066
Foreign currency, at value(d)	1,733,410	3,630,336	29,263	1,089,278
Foreign currency collateral pledged:
Futures contracts(e)	200,473	767,424	7,095	200,872
Receivables:
Investments sold	503,735	—	—	27
Securities lending income — Affiliated	1	33,498	926	7,376
Capital shares sold	126,258	2,530,678	—	—
Dividends	208,300	1,188,109	19,702	729,731
Tax reclaims	316,278	1,731,444	983	188,203

Total assets	406,877,218	1,658,845,273	19,934,263	457,192,754

LIABILITIES
Collateral on securities loaned, at value	18,575	199,313	243,097	5,545,072
Payables:
Investments purchased	991,180	2,522,265	—	53
Variation margin on futures contracts	21,886	88,287	113	34,562
Investment advisory fees	92,678	403,875	5,056	119,245

Total liabilities	1,124,319	3,213,740	248,266	5,698,932

NET ASSETS	$405,752,899	$1,655,631,533	$19,685,997	$451,493,822

NET ASSETS CONSIST OF:
Paid-in capital	$375,016,375	$1,572,456,540	$20,383,156	$542,015,816
Accumulated earnings (loss)	30,736,524	83,174,993	(697,159)	(90,521,994)

NET ASSETS	$405,752,899	$1,655,631,533	$19,685,997	$451,493,822

Shares outstanding	12,300,000	54,600,000	800,000	23,700,000

Net asset value	$32.99	$30.32	$24.61	$19.05

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$17,212	$191,725	$211,600	$5,190,782
(b) Investments, at cost — Unaffiliated	$338,834,199	$1,505,274,387	$19,673,214	$518,444,467
(c) Investments, at cost — Affiliated	$249,575	$601,514	$243,005	$5,655,928
(d) Foreign currency, at cost	$1,714,684	$3,523,361	$28,493	$1,052,797
(e) Foreign currency collateral pledged, at cost	$199,821	$764,845	$7,068	$200,251

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Assets and Liabilities  (continued)

July 31, 2020

	iShares Edge MSCI USA Momentum Factor ETF	iShares Edge MSCI USA Quality Factor ETF	iShares Edge MSCI USA Size Factor ETF	iShares Edge MSCI USA Value Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$10,555,814,158	$18,391,755,247	$738,003,070	$5,598,221,569
Affiliated(c)	241,473,958	546,520,931	21,757,910	71,705,499
Cash	9,124	8,463	1,987	1,610,725
Cash pledged:
Futures contracts	1,094,000	4,339,000	189,000	888,000
Receivables:
Investments sold	—	—	7,164	—
Securities lending income — Affiliated	71,558	95,820	16,367	158,587
Variation margin on futures contracts	60,238	295,490	2,629	9,574
Capital shares sold	86,411	56,122	—	—
Dividends	4,147,273	11,208,211	566,050	14,726,808

Total assets	10,802,756,720	18,954,279,284	760,544,177	5,687,320,762

LIABILITIES
Collateral on securities loaned, at value	153,954,466	100,756,156	18,872,301	54,591,610
Payables:
Investments purchased	—	—	—	20,966,659
Capital shares redeemed	34,535	19,097	7,164	—
Investment advisory fees	1,312,863	2,361,117	92,353	718,437

Total liabilities	155,301,864	103,136,370	18,971,818	76,276,706

NET ASSETS	$10,647,454,856	$18,851,142,914	$741,572,359	$5,611,044,056

NET ASSETS CONSIST OF:
Paid-in capital	$9,730,443,874	$17,744,606,283	$792,419,801	$6,378,881,035
Accumulated earnings (loss)	917,010,982	1,106,536,631	(50,847,442)	(767,836,979)

NET ASSETS	$10,647,454,856	$18,851,142,914	$741,572,359	$5,611,044,056

Shares outstanding	76,000,000	187,400,000	8,050,000	76,900,000

Net asset value	$140.10	$100.59	$92.12	$72.97

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$153,297,717	$97,633,920	$18,379,519	$52,251,595
(b) Investments, at cost — Unaffiliated	$8,414,405,678	$16,774,076,132	$752,749,367	$5,928,456,541
(c) Investments, at cost — Affiliated	$225,871,317	$466,566,657	$21,598,912	$71,648,896

See notes to financial statements.

70	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2020

	iShares Edge MSCI Intl Momentum Factor ETF	iShares Edge MSCI Intl Quality Factor ETF	iShares Edge MSCI Intl Size Factor ETF	iShares Edge MSCI Intl Value Factor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$4,828,095	$33,331,944	$291,885	$12,711,618
Dividends — Affiliated	1,129	5,023	28	2,160
Securities lending income — Affiliated — net	22,446	166,507	7,783	65,598
Foreign taxes withheld	(472,493)	(2,856,339)	(29,502)	(1,052,556)

Total investment income	4,379,177	30,647,135	270,194	11,726,820

EXPENSES
Investment advisory fees	718,547	3,431,069	36,574	1,150,366
Miscellaneous	264	264	264	264

Total expenses	718,811	3,431,333	36,838	1,150,630

Net investment income	3,660,366	27,215,802	233,356	10,576,190

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(14,729,130)	(51,070,461)	(536,900)	(14,755,757)
Investments — Affiliated	(20)	(10,800)	(87)	(1,154)
In-kind redemptions — Unaffiliated	1,827,438	14,943,132	778,587	5,134,138
Futures contracts	118,892	402,235	13,101	390,311
Foreign currency transactions	37,960	99,348	(82)	(8,576)

Net realized gain (loss)	(12,744,860)	(35,636,546)	254,619	(9,241,038)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	51,618,936	80,037,293	21,120	(49,324,549)
Investments — Affiliated	(115)	344	100	122
Futures contracts	(85,604)	(218,687)	(2,036)	(74,476)
Foreign currency translations	58,419	289,287	1,340	81,278

Net change in unrealized appreciation (depreciation)	51,591,636	80,108,237	20,524	(49,317,625)

Net realized and unrealized gain (loss)	38,846,776	44,471,691	275,143	(58,558,663)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$42,507,142	$71,687,493	$508,499	$(47,982,473)

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations  (continued)

Year Ended July 31, 2020

	iShares Edge MSCI USA Momentum Factor ETF	iShares Edge MSCI USA Quality Factor ETF	iShares Edge MSCI USA Size Factor ETF	iShares Edge MSCI USA Value Factor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$129,271,194	$294,095,164	$16,944,653	$135,046,334
Dividends — Affiliated	691,283	8,748,542	58,613	84,347
Interest — Unaffiliated	10,011	—	746	4,842
Securities lending income — Affiliated — net	1,081,561	788,799	249,571	767,328
Foreign taxes withheld	(24,556)	—	(1,777)	(10,502)

Total investment income	131,029,493	303,632,505	17,251,806	135,892,349

EXPENSES
Investment advisory fees	14,359,116	23,096,575	1,245,042	6,385,711
Miscellaneous	264	264	264	264

Total expenses	14,359,380	23,096,839	1,245,306	6,385,975

Net investment income	116,670,113	280,535,666	16,006,500	129,506,374

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(637,342,419)	(181,162,277)	(28,855,432)	(291,876,131)
Investments — Affiliated	2,845,115	(1,361,943)	(18,997)	(38,605)
In-kind redemptions — Unaffiliated	890,044,329	958,108,631	(41,561,419)	110,055,060
In-kind redemptions — Affiliated	1,034,486	13,251,273	79,869	—
Futures contracts	1,089,230	4,471,943	(218,071)	1,874,467
Foreign currency transactions	(29)	—	(10)	—

Net realized gain (loss)	257,670,712	793,307,627	(70,574,060)	(179,985,209)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,019,718,143	589,581,249	(19,529,753)	(304,737,944)
Investments — Affiliated	15,592,965	65,555,421	156,331	50,946
Futures contracts	682,471	2,873,988	88,371	612,913

Net change in unrealized appreciation (depreciation)	1,035,993,579	658,010,658	(19,285,051)	(304,074,085)

Net realized and unrealized gain (loss)	1,293,664,291	1,451,318,285	(89,859,111)	(484,059,294)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,410,334,404	$1,731,853,951	$(73,852,611)	$(354,552,920)

See notes to financial statements.

72	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Edge MSCI Intl Momentum Factor ETF		iShares Edge MSCI Intl Quality Factor ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,660,366	$3,469,230	$27,215,802	$14,279,321
Net realized loss	(12,744,860)	(12,685,257)	(35,636,546)	(6,672,473)
Net change in unrealized appreciation (depreciation)	51,591,636	8,224,343	80,108,237	59,258,311

Net increase (decrease) in net assets resulting from operations	42,507,142	(991,684)	71,687,493	66,865,159

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,744,026)	(3,408,561)	(26,454,635)	(13,555,098)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	202,101,345	28,267,760	788,158,493	674,146,312

NET ASSETS
Total increase in net assets	240,864,461	23,867,515	833,391,351	727,456,373
Beginning of year	164,888,438	141,020,923	822,240,182	94,783,809

End of year	$405,752,899	$164,888,438	$1,655,631,533	$822,240,182

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets   (continued)

	iShares Edge MSCI Intl Size Factor ETF		iShares Edge MSCI Intl Value Factor ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$233,356	$144,589	$10,576,190	$10,461,165
Net realized gain (loss)	254,619	(70,605)	(9,241,038)	(131,653)
Net change in unrealized appreciation (depreciation)	20,524	(243,889)	(49,317,625)	(33,177,597)

Net increase (decrease) in net assets resulting from operations	508,499	(169,905)	(47,982,473)	(22,848,085)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(214,337)	(145,264)	(10,881,712)	(10,389,052)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	14,190,116	—	196,136,419	113,825,627

NET ASSETS
Total increase (decrease) in net assets	14,484,278	(315,169)	137,272,234	80,588,490
Beginning of year	5,201,719	5,516,888	314,221,588	233,633,098

End of year	$19,685,997	$5,201,719	$451,493,822	$314,221,588

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI USA Momentum Factor ETF		iShares Edge MSCI USA Quality Factor ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$116,670,113	$136,492,627	$280,535,666	$160,086,322
Net realized gain	257,670,712	197,763,554	793,307,627	396,211,661
Net change in unrealized appreciation (depreciation)	1,035,993,579	331,579,024	658,010,658	476,716,426

Net increase in net assets resulting from operations	1,410,334,404	665,835,205	1,731,853,951	1,033,014,409

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(134,237,347)	(130,221,328)	(256,875,797)	(157,546,743)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(804,812,045)	443,841,000	6,462,385,022	4,256,879,450

NET ASSETS
Total increase in net assets	471,285,012	979,454,877	7,937,363,176	5,132,347,116
Beginning of year	10,176,169,844	9,196,714,967	10,913,779,738	5,781,432,622

End of year	$10,647,454,856	$10,176,169,844	$18,851,142,914	$10,913,779,738

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI USA Size Factor ETF		iShares Edge MSCI USA Value Factor ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,006,500	$5,247,759	$129,506,374	$97,233,319
Net realized gain (loss)	(70,574,060)	23,430,645	(179,985,209)	230,254,598
Net change in unrealized appreciation (depreciation)	(19,285,051)	4,083,456	(304,074,085)	(357,800,160)

Net increase (decrease) in net assets resulting from operations	(73,852,611)	32,761,860	(354,552,920)	(30,312,243)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(15,316,633)	(5,564,099)	(118,978,842)	(95,508,358)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	453,574,540	142,106,922	2,599,318,079	(175,783,874)

NET ASSETS
Total increase (decrease) in net assets	364,405,296	169,304,683	2,125,786,317	(301,604,475)
Beginning of year	377,167,063	207,862,380	3,485,257,739	3,786,862,214

End of year	$741,572,359	$377,167,063	$5,611,044,056	$3,485,257,739

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

76	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Intl Momentum Factor ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$29.44	$30.00	$28.78	$26.38	$27.48

Net investment income(a)	0.46	0.69	0.67	0.73	0.55
Net realized and unrealized gain (loss)(b)	3.52	(0.57)	1.17	2.36	(1.22)

Net increase (decrease) from investment operations	3.98	0.12	1.84	3.09	(0.67)

Distributions(c)
From net investment income	(0.43)	(0.68)	(0.59)	(0.69)	(0.43)
From net realized gain	—	—	(0.03)	—	—

Total distributions	(0.43)	(0.68)	(0.62)	(0.69)	(0.43)

Net asset value, end of year	$32.99	$29.44	$30.00	$28.78	$26.38

Total Return
Based on net asset value	13.65%	0.55%	6.41%	12.01%	(2.26	)%(d)

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	1.53%	2.44%	2.19%	2.75%	2.20%

Supplemental Data
Net assets, end of year (000)	$405,753	$164,888	$141,021	$34,539	$15,826

Portfolio turnover rate(e)	125%	105%	131%	105%	171%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was -2.37%.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Intl Quality Factor ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$29.79	$29.62	$28.07	$25.46	$26.96

Net investment income(a)	0.70	0.96	0.99	0.76	0.84
Net realized and unrealized gain (loss)(b)	0.44	(0.12)	1.23	2.61	(1.70)

Net increase (decrease) from investment operations	1.14	0.84	2.22	3.37	(0.86)

Distributions(c)
From net investment income	(0.61)	(0.67)	(0.67)	(0.76)	(0.64)

Total distributions	(0.61)	(0.67)	(0.67)	(0.76)	(0.64)

Net asset value, end of year	$30.32	$29.79	$29.62	$28.07	$25.46

Total Return
Based on net asset value	3.86%	2.99%	7.97%	13.46%	(3.14)%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.38%	3.31%	3.36%	2.95%	3.40%

Supplemental Data
Net assets, end of year (000)	$1,655,632	$822,240	$94,784	$19,648	$15,277

Portfolio turnover rate(d)	26%	29%	21%	31%	30%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Intl Size Factor ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$26.01	$27.58	$26.81	$24.16	$24.91

Net investment income(a)	0.48	0.72	0.76	0.74	0.64
Net realized and unrealized gain (loss)(b)	(1.57)	(1.56)	0.81	2.84	(0.74)

Net increase (decrease) from investment operations	(1.09)	(0.84)	1.57	3.58	(0.10)

Distributions(c)
From net investment income	(0.31)	(0.73)	(0.80)	(0.93)	(0.65)

Total distributions	(0.31)	(0.73)	(0.80)	(0.93)	(0.65)

Net asset value, end of year	$24.61	$26.01	$27.58	$26.81	$24.16

Total Return
Based on net asset value	(4.25)%	(2.93)%	5.89%	15.14%	(0.28)%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	1.91%	2.78%	2.73%	2.95%	2.76%

Supplemental Data
Net assets, end of year (000)	$19,686	$5,202	$5,517	$5,361	$4,833

Portfolio turnover rate(d)	42%	26%	13%	23%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Intl Value Factor ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$22.61	$25.67	$24.84	$20.96	$24.76

Net investment income(a)	0.58	0.86	0.73	0.63	0.81
Net realized and unrealized gain (loss)(b)	(3.57)	(3.14)	0.88	3.75	(4.04)

Net increase (decrease) from investment operations	(2.99)	(2.28)	1.61	4.38	(3.23)

Distributions(c)
From net investment income	(0.57)	(0.78)	(0.78)	(0.50)	(0.57)

Total distributions	(0.57)	(0.78)	(0.78)	(0.50)	(0.57)

Net asset value, end of year	$19.05	$22.61	$25.67	$24.84	$20.96

Total Return
Based on net asset value	(13.57)%	(8.80)%	6.50%	21.11%	(12.97)%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.76%	3.63%	2.81%	2.73%	3.91%

Supplemental Data
Net assets, end of year (000)	$451,494	$314,222	$233,633	$101,828	$37,732

Portfolio turnover rate(d)	18%	20%	16%	14%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Momentum Factor ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$120.79	$111.68	$91.95	$78.43	$74.14

Net investment income(a)	1.50	1.67	1.32	1.17	0.89
Net realized and unrealized gain(b)	19.53	9.03	19.60	13.51	4.18

Net increase from investment operations	21.03	10.70	20.92	14.68	5.07

Distributions(c)
From net investment income	(1.72)	(1.59)	(1.19)	(1.16)	(0.78)

Total distributions	(1.72)	(1.59)	(1.19)	(1.16)	(0.78)

Net asset value, end of year	$140.10	$120.79	$111.68	$91.95	$78.43

Total Return
Based on net asset value	17.71%	9.71%	22.86%	18.94%	6.93%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.22%	1.49%	1.24%	1.44%	1.22%

Supplemental Data
Net assets, end of year (000)	$10,647,455	$10,176,170	$9,196,715	$3,438,822	$1,639,269

Portfolio turnover rate(d)	160%	138%	104%	114%	129%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Quality Factor ETF

	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$92.73	$86.55	$75.09	$68.00	$64.95

Net investment income(a)	1.72	1.61	1.55	1.46	1.28
Net realized and unrealized gain(b)	7.71	6.16	11.38	7.03	2.99

Net increase from investment operations	9.43	7.77	12.93	8.49	4.27

Distributions(c)
From net investment income	(1.57)	(1.59)	(1.47)	(1.40)	(1.22)

Total distributions	(1.57)	(1.59)	(1.47)	(1.40)	(1.22)

Net asset value, end of year	$100.59	$92.73	$86.55	$75.09	$68.00

Total Return
Based on net asset value	10.38%	9.13%	17.36%	12.62%	6.70%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.82%	1.85%	1.88%	2.06%	1.99%

Supplemental Data
Net assets, end of year (000)	$18,851,143	$10,913,780	$5,781,433	$3,465,557	$2,679,180

Portfolio turnover rate(d)	45%	41%	41%	44%	50%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Size Factor ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$91.99	$86.61	$78.73	$70.36	$66.84

Net investment income(a)	1.73	1.52	1.45	1.37	1.26
Net realized and unrealized gain (loss)(b)	(0.13)	5.49	8.02	8.33	3.56

Net increase from investment operations	1.60	7.01	9.47	9.70	4.82

Distributions(c)
From net investment income	(1.47)	(1.63)	(1.59)	(1.33)	(1.30)

Total distributions	(1.47)	(1.63)	(1.59)	(1.33)	(1.30)

Net asset value, end of year	$92.12	$91.99	$86.61	$78.73	$70.36

Total Return
Based on net asset value	1.91%	8.26%	12.16%	13.93%	7.39%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.93%	1.74%	1.75%	1.86%	1.94%

Supplemental Data
Net assets, end of year (000)	$741,572	$377,167	$207,862	$181,087	$193,498

Portfolio turnover rate(d)	29%	30%	17%	19%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Value Factor ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$82.49	$85.39	$75.00	$64.38	$65.95

Net investment income(a)	2.37	2.23	1.84	1.68	1.62
Net realized and unrealized gain (loss)(b)	(9.65)	(2.92)	10.40	10.50	(1.59)

Net increase (decrease) from investment operations	(7.28)	(0.69)	12.24	12.18	0.03

Distributions(c)
From net investment income	(2.24)	(2.21)	(1.85)	(1.56)	(1.60)

Total distributions	(2.24)	(2.21)	(1.85)	(1.56)	(1.60)

Net asset value, end of year	$72.97	$82.49	$85.39	$75.00	$64.38

Total Return
Based on net asset value	(8.83)%	(0.68)%	16.47%	19.10%	0.18%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	3.04%	2.74%	2.24%	2.35%	2.64%

Supplemental Data
Net assets, end of year (000)	$5,611,044	$3,485,258	$3,786,862	$2,373,707	$675,959

Portfolio turnover rate(d)	33%	35%	18%	26%	81%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

84	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Intl Momentum Factor	Diversified
Edge MSCI Intl Quality Factor	Diversified
Edge MSCI Intl Size Factor	Diversified
Edge MSCI Intl Value Factor	Diversified
Edge MSCI USA Momentum Factor	Diversified
Edge MSCI USA Quality Factor	Diversified
Edge MSCI USA Size Factor	Diversified
Edge MSCI USA Value Factor	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements   (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

86	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Edge MSCI Intl Momentum Factor
Jefferies LLC	$17,212	$17,212		$—	$—

Edge MSCI Intl Quality Factor
Goldman Sachs & Co.	$153,772	$151,066		$—	$(2,706	)(b)
JPMorgan Securities LLC	37,953	37,793		—	(160	)(b)

	$191,725	$188,859		$—	$(2,866)

Edge MSCI Intl Size Factor
BofA Securities, Inc.	$124,211	$124,211		$—	$—
Citigroup Global Markets Inc.	13,915	13,915		—	—
Credit Suisse Securities (USA) LLC	44,491	44,277		—	(214	)(b)
Jefferies LLC	413	413		—	—
JPMorgan Securities LLC	28,570	28,570		—	—

	$211,600	$211,386		$—	$(214)

Edge MSCI Intl Value Factor
BNP Paribas Prime Brokerage International Ltd.	$1,152,846	$1,152,846		$—	$—
Goldman Sachs & Co.	3,161,838	3,161,838		—	—
UBS AG	876,098	876,098		—	—

	$5,190,782	$5,190,782		$—	$—

Edge MSCI USA Momentum Factor
BNP Paribas Prime Brokerage International Ltd.	$16,473,673	$16,473,673		$—	$—
Citigroup Global Markets Inc.	93,058,962	92,512,453		—	(546,509	)(b)
HSBC Bank PLC	15,943,942	15,943,942		—	—
JPMorgan Securities LLC	18,876	18,876		—	—
State Street Bank & Trust Company	2,908,048	2,908,048		—	—
UBS AG	17,059,485	17,059,485		—	—
Wells Fargo Bank, National Association	6,434,694	6,434,694		—	—
Wells Fargo Securities LLC	1,400,037	1,400,037		—	—

	$153,297,717	$152,751,208		$—	$(546,509)

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Edge MSCI USA Quality Factor
Barclays Bank PLC	$6,282,407	$6,282,407		$—	$—
BNP Paribas Prime Brokerage International Ltd.	4,394,840	4,394,840		—	—
BofA Securities, Inc.	65,117	65,117		—	—
Citigroup Global Markets Inc.	35,501,309	35,501,309		—	—
Credit Suisse Securities (USA) LLC	9,422,637	9,422,637		—	—
Goldman Sachs & Co.	21,294,717	21,294,717		—	—
HSBC Bank PLC	2,627,132	2,627,132		—	—
JPMorgan Securities LLC	11,084,336	11,084,336		—	—
SG Americas Securities LLC	2,338,659	2,338,659		—	—
UBS AG	723,570	723,570		—	—
Wells Fargo Securities LLC	3,899,196	3,899,196		—	—

	$97,633,920	$97,633,920		$—	$—

Edge MSCI USA Size Factor
Barclays Capital Inc.	$1,803,190	$1,803,190		$—	$—
BNP Paribas Prime Brokerage International Ltd.	2,963,816	2,963,816		—	—
BofA Securities, Inc.	135,982	135,982		—	—
Citigroup Global Markets Inc.	1,105,747	1,105,747		—	—
Deutsche Bank Securities Inc.	9,994	9,994		—	—
Goldman Sachs & Co.	2,500,121	2,500,121		—	—
JPMorgan Securities LLC	2,220,389	2,220,389		—	—
Morgan Stanley & Co. LLC	3,271,181	3,271,181		—	—
SG Americas Securities LLC	897,851	897,851		—	—
UBS AG	1,632,576	1,632,576		—	—
Wells Fargo Bank, National Association	1,390,369	1,390,369		—	—
Wells Fargo Securities LLC	448,303	448,303		—	—

	$18,379,519	$18,379,519		$—	$—

Edge MSCI USA Value Factor
Barclays Bank PLC	$4,457,703	$4,457,703		$—	$—
Barclays Capital Inc.	4,414,149	4,414,149		—	—
BNP Paribas Prime Brokerage International Ltd.	5,273,493	5,273,493		—	—
BNP Paribas Securities Corp.	395,435	395,435		—	—
Citigroup Global Markets Inc.	14,806,947	14,806,947		—	—
Credit Suisse Securities (USA) LLC	271,554	271,554		—	—
Goldman Sachs & Co.	2,362,908	2,362,908		—	—
JPMorgan Securities LLC	7,174,882	7,174,882		—	—
Morgan Stanley & Co. LLC	3,781,394	3,781,394		—	—
National Financial Services LLC	587,656	587,656		—	—
Scotia Capital (USA) Inc.	13,075	13,075		—	—
SG Americas Securities LLC	929,464	929,464		—	—
UBS AG	144,224	144,224		—	—
Wells Fargo Bank, National Association	1,075,331	1,075,331		—	—
Wells Fargo Securities LLC	6,563,380	6,563,380		—	—

	$52,251,595	$52,251,595		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

88	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Intl Momentum Factor	0.30%
Edge MSCI Intl Quality Factor	0.30
Edge MSCI Intl Size Factor	0.30
Edge MSCI Intl Value Factor	0.30
Edge MSCI USA Momentum Factor	0.15
Edge MSCI USA Quality Factor	0.15
Edge MSCI USA Size Factor	0.15
Edge MSCI USA Value Factor	0.15

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF and iShares Edge MSCI USA Value Factor ETF (the “Group 1 Funds”), retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF and iShares Edge MSCI Intl Value Factor ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements   (continued)

can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each Group 1 Fund retained 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended July 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Edge MSCI Intl Momentum Factor	$5,040
Edge MSCI Intl Quality Factor	37,970
Edge MSCI Intl Size Factor	1,750
Edge MSCI Intl Value Factor	15,097
Edge MSCI USA Momentum Factor	430,623
Edge MSCI USA Quality Factor	307,889
Edge MSCI USA Size Factor	96,875
Edge MSCI USA Value Factor	274,762

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Edge MSCI Intl Momentum Factor	$16,988,919	$16,434,842	$801,815
Edge MSCI Intl Quality Factor	78,470,233	51,665,399	(7,932,108)
Edge MSCI Intl Value Factor	21,597,469	16,629,460	(2,995,919)
Edge MSCI USA Momentum Factor	1,421,272,818	1,665,641,711	(28,359,363)
Edge MSCI USA Quality Factor	1,402,229,196	610,830,312	(23,911,877)
Edge MSCI USA Size Factor	86,485,908	90,762,009	(3,340,136)
Edge MSCI USA Value Factor	452,548,739	266,681,038	(31,152,077)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

90	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales

Edge MSCI Intl Momentum Factor	$311,633,628	$304,356,910
Edge MSCI Intl Quality Factor	388,232,152	298,839,463
Edge MSCI Intl Size Factor	5,395,323	5,070,573
Edge MSCI Intl Value Factor	76,081,044	68,380,544
Edge MSCI USA Momentum Factor	15,389,539,590	15,414,202,156
Edge MSCI USA Quality Factor	6,989,418,644	6,874,687,592
Edge MSCI USA Size Factor	232,547,522	230,221,920
Edge MSCI USA Value Factor	1,400,716,023	1,381,987,987

For the year ended July 31, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Edge MSCI Intl Momentum Factor	$204,265,897	$10,700,114
Edge MSCI Intl Quality Factor	776,487,448	82,006,634
Edge MSCI Intl Size Factor	19,381,985	5,499,141
Edge MSCI Intl Value Factor	236,604,044	49,628,461
Edge MSCI USA Momentum Factor	5,572,303,685	6,364,097,729
Edge MSCI USA Quality Factor	10,935,213,640	4,589,128,127
Edge MSCI USA Size Factor	1,623,188,689	1,172,382,160
Edge MSCI USA Value Factor	3,762,333,290	1,173,299,844

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Edge MSCI Intl Momentum Factor	$1,787,718	$(1,787,718)
Edge MSCI Intl Quality Factor	14,703,724	(14,703,724)
Edge MSCI Intl Size Factor	757,591	(757,591)
Edge MSCI Intl Value Factor	4,479,954	(4,479,954)
Edge MSCI USA Momentum Factor	882,361,657	(882,361,657)
Edge MSCI USA Quality Factor	965,682,946	(965,682,946)
Edge MSCI USA Size Factor	(43,097,461)	43,097,461
Edge MSCI USA Value Factor	89,078,416	(89,078,416)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19

Edge MSCI Intl Momentum Factor Ordinary income	$3,744,026	$3,408,561

Edge MSCI Intl Quality Factor Ordinary income	$26,454,635	$13,555,098

Edge MSCI Intl Size Factor Ordinary income	$214,337	$145,264

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements   (continued)

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19

Edge MSCI Intl Value Factor Ordinary income	$10,881,712	$10,389,052

Edge MSCI USA Momentum Factor Ordinary income	$134,237,347	$130,221,328

Edge MSCI USA Quality Factor Ordinary income	$256,875,797	$157,546,743

Edge MSCI USA Size Factor Ordinary income	$15,316,633	$5,564,099

Edge MSCI USA Value Factor Ordinary income	$118,978,842	$95,508,358

As of July 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Edge MSCI Intl Momentum Factor	$582,846	$(32,197,315)	$62,350,993	$30,736,524
Edge MSCI Intl Quality Factor	2,247,775	(57,050,216)	137,977,434	83,174,993
Edge MSCI Intl Size Factor	93,398	(655,781)	(134,776)	(697,159)
Edge MSCI Intl Value Factor	1,135,361	(19,497,020)	(72,160,335)	(90,521,994)
Edge MSCI USA Momentum Factor	1,592,120	(1,214,048,890)	2,129,467,752	917,010,982
Edge MSCI USA Quality Factor	32,133,657	(596,125,811)	1,670,528,785	1,106,536,631
Edge MSCI USA Size Factor	919,893	(36,024,571)	(15,742,764)	(50,847,442)
Edge MSCI USA Value Factor	17,653,072	(422,851,799)	(362,638,252)	(767,836,979)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Edge MSCI Intl Momentum Factor	$341,473,314	$63,628,295	$(1,334,983)	$62,293,312
Edge MSCI Intl Quality Factor	1,511,171,948	201,695,112	(63,991,785)	137,703,327
Edge MSCI Intl Size Factor	20,006,715	1,530,880	(1,666,899)	(136,019)
Edge MSCI Intl Value Factor	527,155,953	20,715,503	(92,946,288)	(72,230,785)
Edge MSCI USA Momentum Factor	8,667,820,364	2,217,079,113	(87,611,361)	2,129,467,752
Edge MSCI USA Quality Factor	17,267,747,393	2,603,682,066	(933,153,281)	1,670,528,785
Edge MSCI USA Size Factor	775,503,744	55,517,551	(71,260,315)	(15,742,764)
Edge MSCI USA Value Factor	6,032,565,320	256,756,594	(619,394,846)	(362,638,252)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

92	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19

iShares ETF	Shares	Amount	Shares	Amount

Edge MSCI Intl Momentum Factor
Shares sold	7,100,000	$213,536,695	1,800,000	$52,936,764
Shares redeemed	(400,000)	(11,435,350)	(900,000)	(24,669,004)

Net increase	6,700,000	$202,101,345	900,000	$28,267,760

Edge MSCI Intl Quality Factor
Shares sold	29,800,000	$873,250,471	25,400,000	$703,380,974
Shares redeemed	(2,800,000)	(85,091,978)	(1,000,000)	(29,234,662)

Net increase	27,000,000	$788,158,493	24,400,000	$674,146,312

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

Edge MSCI Intl Size Factor
Shares sold	800,000	$19,787,095	—	$—
Shares redeemed	(200,000)	(5,596,979)	—	—

Net increase	600,000	$14,190,116	—	$—

Edge MSCI Intl Value Factor
Shares sold	12,200,000	$248,181,481	5,800,000	$137,136,851
Shares redeemed	(2,400,000)	(52,045,062)	(1,000,000)	(23,311,224)

Net increase	9,800,000	$196,136,419	4,800,000	$113,825,627

Edge MSCI USA Momentum Factor
Shares sold	45,600,000	$5,607,981,469	42,200,000	$4,794,933,466
Shares redeemed	(53,850,000)	(6,412,793,514)	(40,300,000)	(4,351,092,466)

Net increase (decrease)	(8,250,000)	$(804,812,045)	1,900,000	$443,841,000

Edge MSCI USA Quality Factor
Shares sold	118,550,000	$11,073,719,211	97,550,000	$8,341,954,278
Shares redeemed	(48,850,000)	(4,611,334,189)	(46,650,000)	(4,085,074,828)

Net increase	69,700,000	$6,462,385,022	50,900,000	$4,256,879,450

Edge MSCI USA Size Factor
Shares sold	17,750,000	$1,630,851,951	5,000,000	$429,499,709
Shares redeemed	(13,800,000)	(1,177,277,411)	(3,300,000)	(287,392,787)

Net increase	3,950,000	$453,574,540	1,700,000	$142,106,922

Edge MSCI USA Value Factor
Shares sold	50,600,000	$3,779,102,131	26,400,000	$2,136,053,404
Shares redeemed	(15,950,000)	(1,179,784,052)	(28,500,000)	(2,311,837,278)

Net increase (decrease)	34,650,000	$2,599,318,079	(2,100,000)	$(175,783,874)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Name Change: On March 25, 2020, the Board approved the name changes of the following Funds. Effective August 17, 2020, iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF, iShares Edge MSCI Intl Value Factor ETF, iShares Edge MSCI USA Momentum

94	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF and iShares Edge MSCI USA Value Factor ETF changed their names to iShares MSCI Intl Momentum Factor ETF, iShares MSCI Intl Quality Factor ETF, iShares MSCI Intl Size Factor ETF, iShares MSCI Intl Value Factor ETF, iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF and iShares MSCI USA Value Factor ETF, respectively.

NOTES TO FINANCIAL STATEMENTS	95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI Intl Momentum Factor ETF, iShares MSCI Intl Quality Factor ETF, iShares

MSCI Intl Size Factor ETF, iShares MSCI Intl Value Factor ETF,

iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF,

iShares MSCI USA Size Factor ETF and iShares MSCI USA Value Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF, iShares Edge MSCI Intl Value Factor ETF, iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor, iShares Edge MSCI USA Size Factor ETF, iShares Edge MSCI USA Value Factor ETF (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

96	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Edge MSCI USA Momentum Factor	90.51%
Edge MSCI USA Quality Factor	98.57%
Edge MSCI USA Size Factor	84.90%
Edge MSCI USA Value Factor	95.49%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Dividend Income
Edge MSCI Intl Momentum Factor	$4,236,775
Edge MSCI Intl Quality Factor	30,298,694
Edge MSCI Intl Size Factor	253,155
Edge MSCI Intl Value Factor	11,585,669
Edge MSCI USA Momentum Factor	108,800,972
Edge MSCI USA Quality Factor	284,718,491
Edge MSCI USA Size Factor	14,364,381
Edge MSCI USA Value Factor	130,578,962

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Business Income
Edge MSCI USA Momentum Factor	$3,921,710
Edge MSCI USA Quality Factor	5,733,302
Edge MSCI USA Size Factor	377,351
Edge MSCI USA Value Factor	1,290,735

For the fiscal year ended July 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Intl Momentum Factor	$4,831,874	$450,502
Edge MSCI Intl Quality Factor	33,347,689	2,609,743
Edge MSCI Intl Size Factor	307,528	26,138
Edge MSCI Intl Value Factor	12,714,706	1,045,664

IMPORTANT TAX INFORMATION	97

Board Review and Approval of Investment Advisory Contract

iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF, iShares Edge MSCI Intl Value Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF, iShares Edge MSCI USA Value Factor ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

98	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Edge MSCI USA Momentum Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	99

Board Review and Approval of Investment Advisory Contract  (continued)

BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

100	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	101

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Edge MSCI Intl Momentum Factor	$0.428936	$—	$—	$0.428936	100%	—%	—%		100%
Edge MSCI Intl Size Factor	0.309842	—	—	0.309842	100	—	—		100
Edge MSCI Intl Value Factor(a)	0.572661	—	0.000901	0.573562	100	—	0	(b)	100
Edge MSCI USA Momentum Factor(a)	1.719944	—	0.000758	1.720702	100	—	0	(b)	100
Edge MSCI USA Quality Factor(a)	1.573001	—	0.000275	1.573276	100	—	0	(b)	100
Edge MSCI USA Size Factor(a)	1.462290	—	0.004296	1.466586	100	—	0	(b)	100
Edge MSCI USA Value Factor(a)	2.238453	—	0.004648	2.243101	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

102	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Intl Momentum Factor ETF

Period Covered: January 15, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	46	3.35
Greater than 1.0% and Less than 1.5%	135	9.83
Greater than 0.5% and Less than 1.0%	278	20.23
Greater than 0.0% and Less than 0.5%	612	44.54
At NAV	14	1.02
Less than 0.0% and Greater than –0.5%	213	15.50
Less than –0.5% and Greater than –1.0%	40	2.91
Less than –1.0% and Greater than –1.5%	17	1.24
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	2	0.15

	1,374	100.00%

iShares Edge MSCI Intl Quality Factor ETF

Period Covered: January 15, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	2	0.15%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.15
Greater than 2.0% and Less than 2.5%	10	0.73
Greater than 1.5% and Less than 2.0%	24	1.75
Greater than 1.0% and Less than 1.5%	92	6.70
Greater than 0.5% and Less than 1.0%	358	26.06
Greater than 0.0% and Less than 0.5%	650	47.30
At NAV	4	0.29
Less than 0.0% and Greater than –0.5%	177	12.88
Less than –0.5% and Greater than –1.0%	30	2.18
Less than –1.0% and Greater than –1.5%	14	1.02
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	5	0.36

	1,374	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Intl Size Factor ETF

Period Covered: June 18, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.08%
Greater than 2.0% and Less than 2.5%	2	0.16
Greater than 1.5% and Less than 2.0%	18	1.42
Greater than 1.0% and Less than 1.5%	58	4.57
Greater than 0.5% and Less than 1.0%	281	22.16
Greater than 0.0% and Less than 0.5%	421	33.19
At NAV	20	1.58
Less than 0.0% and Greater than –0.5%	308	24.29
Less than –0.5% and Greater than –1.0%	109	8.60
Less than –1.0% and Greater than –1.5%	32	2.52
Less than –1.5% and Greater than –2.0%	9	0.71
Less than –2.0% and Greater than –2.5%	4	0.32
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	2	0.16
Less than –3.5% and Greater than –4.0%	1	0.08
Less than –5.0% and Greater than –5.5%	1	0.08

	1,268	100.00%

iShares Edge MSCI Intl Value Factor ETF

Period Covered: June 18, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	2	0.16%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	2	0.16
Greater than 1.5% and Less than 2.0%	21	1.66
Greater than 1.0% and Less than 1.5%	56	4.42
Greater than 0.5% and Less than 1.0%	304	23.96
Greater than 0.0% and Less than 0.5%	576	45.42
At NAV	24	1.89
Less than 0.0% and Greater than –0.5%	191	15.06
Less than –0.5% and Greater than –1.0%	57	4.50
Less than –1.0% and Greater than –1.5%	20	1.58
Less than –1.5% and Greater than –2.0%	7	0.55
Less than –2.0% and Greater than –2.5%	3	0.24
Less than –2.5% and Greater than –3.0%	4	0.32

	1,268	100.00%

iShares Edge MSCI USA Momentum Factor ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	1	0.07
Greater than 0.0% and Less than 0.5%	669	48.38
At NAV	307	22.20
Less than 0.0% and Greater than –0.5%	396	28.64
Less than –0.5% and Greater than –1.0%	6	0.43
Less than –1.0% and Greater than –1.5%	2	0.14

	1,383	100.00%

104	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI USA Quality Factor ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	2	0.14
Greater than 0.0% and Less than 0.5%	728	52.65
At NAV	299	21.62
Less than 0.0% and Greater than –0.5%	345	24.95
Less than –0.5% and Greater than –1.0%	6	0.43
Less than –1.0% and Greater than –1.5%	1	0.07

	1,383	100.00%

iShares Edge MSCI USA Size Factor ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 0.0% and Less than 0.5%	693	50.11
At NAV	147	10.63
Less than 0.0% and Greater than –0.5%	542	39.19

	1,383	100.00%

iShares Edge MSCI USA Value Factor ETF

Period Covered: January 01, 2015 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 0.5% and Less than 1.0%	4	0.29
Greater than 0.0% and Less than 0.5%	812	58.72
At NAV	227	16.41
Less than 0.0% and Greater than –0.5%	331	23.94
Less than –0.5% and Greater than –1.0%	6	0.43
Less than –6.0%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	105

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of July 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

106	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005) ; Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	107

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

108	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	109

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-711-0720

JULY 31, 2020

2020 Annual Report

iShares Trust

•	iShares Edge MSCI Multifactor Global ETF | ACWF | NYSE Arca
•	iShares Edge MSCI Multifactor Intl ETF | INTF | NYSE Arca
•	iShares Edge MSCI Multifactor Intl Small-Cap ETF | ISCF | NYSE Arca
•	iShares Edge MSCI Multifactor USA ETF | LRGF | NYSE Arca
•	iShares Edge MSCI Multifactor USA Mid-Cap ETF | MIDF | NYSE Arca
•	iShares Edge MSCI Multifactor USA Small-Cap ETF | SMLF | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

BlackRock, Inc.

Rob Kapito

BlackRock, Inc.

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a positive return during the 12 months ended July 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.20% in U.S. dollar terms for the reporting period.

Global stocks posted steady gains for the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading afflicted countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors tried to project the length of the disruption and its ultimate economic impact. Beginning in late March 2020, massive stimulus from the world’s largest central banks and governments, as well as tentative success with slowing the virus’ transmission and optimism surrounding potential vaccines, led to a recovery in equity prices.

In the U.S., following the issuance of stay-at-home orders and other restrictions on public gatherings and nonessential work, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Unemployment increased dramatically as record jobless claims brought the unemployment rate up to 14.7% in April 2020, the highest rate since the Great Depression.

In response to the pandemic, the federal government enacted several rounds of stimulus spending, including the U.S. $1.8 trillion CARES act, followed by an additional U.S. $484 billion in aid for small businesses and hospitals. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by enacting two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The combination of Fed intervention, support from government stimulus, and optimism surrounding development of a coronavirus vaccine led to a significant recovery in U.S. stock prices. By the end of the reporting period many stocks had recovered to near their pre-coronavirus highs.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans, and in July 2020 Eurozone countries reached a historic deal for a collective €750 billion stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. Nonetheless, the stock recovery in Europe was relatively muted compared to other parts of the world, and overall returns were negative for the reporting period.

Asia-Pacific stocks posted a solid return despite a sharp decline when the coronavirus outbreaks worsened. The Chinese economy weakened initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and canceled existing orders. By the end of the reporting period, however, progress in many Asian countries in reducing infections and signs of economic recovery in China led to a significant rise in Asia-Pacific equity markets.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Multifactor Global ETF

Investment Objective

The iShares Edge MSCI Multifactor Global ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI ACWI Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.90%	5.80%	4.94%	2.90%	32.54%	28.87%
Fund Market	3.07	5.65	4.88	3.07	31.63	28.50
Index	3.24	5.97	5.18	3.24	33.64	30.40

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 974.40	$ 1.72		$ 1,000.00	$ 1,023.10	$ 1.76		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Multifactor Global ETF

Portfolio Management Commentary

Global stocks with favorable exposure to target style factors advanced modestly for the reporting period despite a global recession triggered by the coronavirus pandemic. U.S. equities contributed the most to the Index’s performance, driven primarily by information technology stocks. The software and services industry advanced amid the continued shift toward cloud-based software products, particularly toward subscription-based models, which maintained steady revenue streams even during the pandemic’s economic uncertainty. Semiconductor and semiconductor equipment makers strengthened from the expansion of 5G networks, higher demand for data center usage, and the ongoing growth in cloud computing, in part driven by solid demand during the pandemic. Higher personal computer sales and growing demand for online gaming during lockdowns also benefited chipmakers.

The U.S. consumer discretionary and healthcare sectors also advanced. Brick-and-mortar retailers leveraging e-commerce and offering quick order fulfilment benefited from increased online shopping due to coronavirus-related restrictions. Higher sales of equipment to treat coronavirus patients supported healthcare equipment and supplies companies.

Stocks in Taiwan and China were marginal contributors. In Taiwan, information technology stocks, notably in the semiconductors industry, benefited from rising global chip sales. Consumer discretionary stocks drove China’s performance amid signs of economic recovery and an increase in retail sales and demand for online education following strict lockdown measures.

In contrast, Brazilian stocks weighed on the Index’s return. The financials sector was pressured by economic and political instability, significant depreciation of the Brazilian real, and interest rate reductions. Real estate stocks in Hong Kong also declined amid ongoing protests and coronavirus closures.

For the reporting period, the Index underperformed relative to the broader market, as represented by the MSCI ACWI. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, size and value detracted from relative returns, while quality and momentum contributed modestly to relative performance.

In the process of seeking companies with a favorable combination of style factors, the Index’s positioning shifted, increasing exposure to the information technology sector while reducing the weight in the communication services sector. Stock selection in the information technology sector detracted the most from relative return. Security selection in the communication services and consumer discretionary sectors also detracted from performance. In contrast, stock selection among financials and an underweight position in the energy sector were relative contributors. Looking at countries, stock selection in the U.S. and China detracted from relative returns, while helping relative performance in the U.K.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	26.0%
Health Care	17.7
Financials	12.4
Industrials	10.1
Consumer Discretionary	10.0
Materials	7.1
Consumer Staples	6.2
Communication Services	4.6
Utilities	2.8
Real Estate	1.8
Energy	1.3

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	59.1%
China	8.6
United Kingdom	3.8
Japan	3.6
Canada	3.4
Australia	3.4
Switzerland	3.2
Netherlands	2.8
France	1.7
India	1.6

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Multifactor Intl ETF

Investment Objective

The iShares Edge MSCI Multifactor Intl ETF (the “Fund”) seeks to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(4.03)%	1.92%	1.78%	(4.03)%	9.96%	9.73%
Fund Market	(3.78)	1.73	1.71	(3.78)	8.93	9.31
Index	(3.80)	2.11	1.91	(3.80)	11.02	10.47

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 916.50	$ 1.43		$ 1,000.00	$ 1,023.40	$ 1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Multifactor Intl ETF

Portfolio Management Commentary

International developed market stocks with favorable exposure to target factors declined for the reporting period amid a global recession triggered by the coronavirus pandemic. Hong Kong stocks were the leading detractors from the Index’s return, constrained by anti-government protests and the pandemic’s economic disruption. China passed new security laws limiting certain freedoms of Hong Kong citizens, which gave rise to investor concerns of further political uncertainty and renewed tensions between the U.S. and China. The real estate sector detracted the most from the Index’s return as concerns mounted about capital outflows and reduced demand for commercial properties, particularly from international investors.

French equities were notable detractors, particularly stocks in the financials sector. Banks declined as the pandemic-related economic downturn led to lower revenue, particularly from trading. A weakened credit outlook due to expected loan losses also worked against French banks. Guidance from the ECB to suspend stock buybacks and dividends in order to maintain adequate liquidity levels further restrained performance. The consumer discretionary sector was constrained primarily by automobile and components manufacturers as French automobile plants closed and car sales posted historic decreases while consumers remained at home.

The consumer discretionary sector also weighed on performance in the U.K. Travel restrictions led cruise lines to temporarily cease operations while luxury retailers posted significantly lower revenues as tourism slumped and stores closed.

On the upside, Swiss equities contributed to the Index’s return, driven largely by the healthcare sector. The pharmaceuticals industry gained amid emergency FDA approval of coronavirus tests and optimism about trials for drugs to treat the coronavirus.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, size and value detracted from the Index’s performance, while quality and momentum contributed.

For the reporting period, the Index underperformed relative to the broader market, as represented by the MSCI World ex USA Index. In the process of seeking companies with a favorable combination of style factors, the Index’s relative positioning shifted, increasing exposure to the materials sector while reducing the weight in the financials sector. Stock selection in the real estate and consumer discretionary sectors detracted the most from relative returns. In contrast, security selection in the materials sector and an underweight position in the energy sector were relative contributors. Turning to countries, stock selection in Japan and Hong Kong weighed on relative performance, while bolstering relative return for U.K. stocks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	18.3%
Materials	13.5
Information Technology	13.5
Financials	12.4
Industrials	11.2
Consumer Staples	10.1
Consumer Discretionary	7.5
Communication Services	5.6
Utilities	3.6
Real Estate	3.6
Energy	0.7

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	19.7%
United Kingdom	14.3
Canada	13.0
Australia	11.8
Netherlands	8.5
Switzerland	7.9
France	4.9
Denmark	4.2
Germany	3.3
Hong Kong	2.9

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Multifactor Intl Small-Cap ETF

Investment Objective

The iShares Edge MSCI Multifactor Intl Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of global developed market small-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.16%	4.94%	4.91%	1.16%	27.23%	28.70%
Fund Market	1.77	4.76	4.91	1.77	26.20	28.66
Index	1.63	5.22	5.17	1.63	28.94	30.35

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 928.50	$ 1.92		$ 1,000.00	$ 1,022.90	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	9

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Multifactor Intl Small-Cap ETF

Portfolio Management Commentary

International small-capitalization stocks with favorable exposure to target style factors advanced modestly during the reporting period despite a global recession triggered by the coronavirus pandemic. Stocks based in Switzerland, especially in the healthcare sector, contributed the most to the Index’s return. Life sciences, tools, and services stocks advanced as global demand for laboratory equipment used for diagnostic and research applications strengthened during the pandemic. Similarly, higher demand for a medication used to anesthetize patients on ventilators led to a significant increase in production and bolstered the industry.

The healthcare sector was also the principal contributor among Swedish stocks. Notably higher demand for medical devices used in treating coronavirus complications, such as ventilators, supported healthcare equipment and services companies as manufacturers ramped up production dramatically to fulfill orders.

The materials sector drove stocks in Canada, where metals and mining gained notably as the price of gold reached highs of nearly $2000 per ounce and investors sought diversification away from financial markets amid economic uncertainty, geopolitical tensions, and ultra-low global interest rates.

On the downside, Australian stocks detracted from performance, led by the energy and real estate sectors. Energy sector declines were driven by coal and consumable fuels stocks due to lower coal sales during the pandemic. Australian real estate stocks declined amid investor concerns that the pandemic-related shift to remote work would diminish demand for office space and that store closures would lead to lower retail property values.

Anti-government protests and pandemic-related economic contraction drove stocks in Hong Kong lower. Concern that China’s new laws limiting some personal freedoms would lead to further political uncertainty and economic disruption in Hong Kong weighed on investor sentiment, particularly among retail and office real estate operators.

For the reporting period, the Index performed in line relative to the broader market, as represented by the MSCI World ex USA Small Cap Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four style factors, quality and momentum contributed to relative returns, while value and size detracted. Stock selection and increased exposure to the healthcare sector, particularly to healthcare equipment and supplies companies, were relative performance drivers, as was stock selection in the financials sector. Security selection in the industrials sector, where the Index reduced exposure to machinery stocks, detracted from relative return. Turning to countries, stock selection in Switzerland and the U.K. drove relative contribution, while an underweight position in Sweden and security selection in Hong Kong restrained performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	16.0%
Industrials	15.9
Health Care	12.9
Materials	12.4
Real Estate	12.1
Consumer Discretionary	9.1
Financials	8.4
Consumer Staples	6.0
Communication Services	3.1
Utilities	2.4
Energy	1.7

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	27.5%
United Kingdom	20.1
Canada	10.3
Australia	9.2
Switzerland	7.2
Netherlands	5.1
Germany	3.5
Hong Kong	3.3
Sweden	3.1
Belgium	2.6

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Multifactor USA ETF

Investment Objective

The iShares Edge MSCI Multifactor USA ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.50%	7.42%	7.13%	3.50%	43.04%	43.65%
Fund Market	3.53	7.41	7.13	3.53	42.98	43.65
Index	3.67	7.65	7.37	3.67	44.57	45.30

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 966.20	$ 0.98		$ 1,000.00	$ 1,023.90	$ 1.01		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	11

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Multifactor USA ETF

Portfolio Management Commentary

Stocks of large- and mid-capitalization companies with favorable exposure to target style factors advanced modestly for the reporting period. The information technology sector was the leading contributor to the Index’s return. Software companies gained notably, driven by increased demand for cloud-based business productivity software subscriptions. The technology hardware, storage, and peripherals industry strengthened, as high sales of wearable technology products and smartphone software boosted revenues. Semiconductor companies also gained amid high demand for technology that improves the ability of cellular products to work with 5G technology.

The consumer discretionary sector was also a meaningful contributor. While foot traffic declined at many brick-and-mortar stores, internet and direct marketing retailers benefited from an increase in online shopping during the coronavirus pandemic. The general merchandise stores industry also advanced, as stores with a strong online presence were able to offset some of the decline from lower in-store sales.

Healthcare stocks advanced, driven by strength in the life sciences tools and services industry. Makers of laboratory instruments and software used in research and development of coronavirus treatments and vaccines posted solid earnings despite an initial decline in international sales due to the pandemic.

On the downside, real estate stocks detracted the most from the Index’s return. Residential real estate investment trusts (“REITs”) faced headwinds as rising unemployment negatively affected companies that rely on rent payments, and occupancy rates declined. Similarly, the rise in telecommuting pressured office REITs, as demand for commercial real estate faltered.

The financials sector also weighed on the Index’s return, driven primarily by the insurance industry. Property and casualty insurance companies weakened due to risks associated with the pandemic, such as business interruption. Declining bond yields also pressured insurers, who generate income from investing premium payments.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, size and value were the leading detractors from performance. Momentum detracted marginally from returns while quality contributed slightly. Reflecting those factor contributions, the Index underperformed relative to the broader market, as represented by the MSCI USA Index. From a sector perspective, the leading detractors from relative performance were the information technology and real estate sectors, largely due to stock selection. Positioning in the energy sector and an underweight position in the financials sector benefited relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	29.9%
Health Care	18.2
Industrials	10.0
Consumer Discretionary	9.1
Consumer Staples	6.8
Financials	6.4
Communication Services	6.0
Utilities	5.4
Real Estate	4.7
Materials	3.0
Energy	0.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	3.9%
Walmart Inc.	2.9
Intuit Inc.	2.7
Microsoft Corp.	2.7
Anthem Inc.	2.5
Intel Corp.	2.5
Target Corp.	2.4
Micron Technology Inc.	2.3
AT&T Inc.	2.2
Humana Inc.	2.2

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Multifactor USA Mid-Cap ETF

Investment Objective

The iShares Edge MSCI Multifactor USA Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. mid-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Mid Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.23%	5.72%	0.23%	6.65%
Fund Market	0.30	5.75	0.30	6.69
Index	0.31	5.92	0.31	6.87

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/4/19. The first day of secondary market trading was 6/6/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 969.80	$ 1.22		$ 1,000.00	$ 1,023.60	$ 1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	13

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Multifactor USA Mid-Cap ETF

Portfolio Management Commentary

Stocks of mid-capitalization companies with favorable exposure to target style factors gained marginally for the reporting period. The information technology sector was the top contributor to the Index’s return, advancing strongly as social distancing requirements drove sharply higher use of technology products and services by people staying at home. Information technology services companies gained amid strong growth of digital services for engineering and software development. Increased demand for tools that facilitate online banking and financial transactions also bolstered the industry’s return. Application software companies also advanced, helped by brisk demand for design software for the production of integrated circuits and electronic devices used in artificial intelligence and data analytics. The semiconductors industry benefited from high demand for technology that improves the ability of cellular products to work with 5G technology.

The healthcare sector contributed more modestly, driven by strength in the healthcare equipment and supplies industry. The search for a coronavirus vaccine helped companies that make delivery systems for injectable drugs, as drug manufacturers ramped up their purchases of products to deliver vaccines to patients.

On the downside, real estate stocks detracted the most from the Index’s return. The rise in telecommuting pressured office real estate investment trusts (“REITs”), as demand for commercial real estate faltered. Retail REITs faced lower revenues with rent collections down significantly due to the downturn in retail sales during store closures, while hotel and resort REITs retreated amid a sharp reduction in leisure travel.

The communication services sector also detracted from the Index’s performance, due primarily to weakness in the broadcasting industry. A sharp decline in advertising revenues and continued subscriber losses negatively affected broadcasters that provide cable television content.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value, which tends to perform well in periods of economic recovery, and momentum detracted from performance during the reporting period. The size factor also detracted modestly, while the quality factor contributed slightly to relative returns. Reflecting those factor contributions, the Index underperformed the broader market, as represented by the MSCI USA Mid-Cap Index. From a sector perspective, stock selection in the real estate and healthcare sectors detracted from relative performance, while underweight positioning in the financials and energy sectors benefited relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	27.1%
Health Care	16.2
Industrials	12.5
Real Estate	8.6
Consumer Discretionary	8.0
Financials	7.9
Utilities	5.4
Materials	5.3
Communication Services	3.8
Consumer Staples	3.7
Energy	1.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Carrier Global Corp.	1.9%
Cadence Design Systems Inc.	1.9
Synopsys Inc.	1.9
Church & Dwight Co. Inc.	1.8
Skyworks Solutions Inc.	1.8
Teradyne Inc.	1.7
Best Buy Co. Inc.	1.6
West Pharmaceutical Services Inc.	1.6
EPAM Systems Inc.	1.6
Maxim Integrated Products Inc.	1.6

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® Edge MSCI Multifactor USA Small-Cap ETF

Investment Objective

The iShares Edge MSCI Multifactor USA Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. small-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(7.39)%	5.16%	5.34%	(7.39)%	28.58%	31.45%
Fund Market	(7.48)	5.15	5.33	(7.48)	28.54	31.44
Index	(7.04)	5.51	5.70	(7.04)	30.74	33.80

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 901.50	$ 1.42		$ 1,000.00	$ 1,023.40	$ 1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 17 for more information.

FUND SUMMARY	15

Fund Summary as of July 31, 2020 (continued)	iShares® Edge MSCI Multifactor USA Small-Cap ETF

Portfolio Management Commentary

Stocks of small-capitalization companies with favorable exposure to target style factors declined during the reporting period. Real estate stocks detracted the most from the Index’s return, as social distancing and operating restrictions due to the coronavirus pandemic disrupted the sector, leading to sharply lower revenues. Hotel and resort real estate investment trust (“REIT”) stocks declined amid a sharp reduction in leisure travel, as hotel occupancy rates declined substantially. Retail REITs faced significantly lower rent collections due to the downturn in retail sales. The specialized REIT industry also declined, including businesses that rent outdoor billboard space, as lower advertising spending, particularly from smaller businesses, weighed on revenues.

Financials stocks also detracted from the Index’s performance due to weakness in the banking industry. Lower interest rates led to a decline in banks’ net interest margins (the difference between the short-term interest rates at which they borrow funds and the long-term interest rates they charge), pressuring profitability. Increased mortgage delinquencies weighed on the thrifts and mortgage finance industry and the mortgage REITs industry. Lower bond yields worked against insurers, who generate income from investing premium payments. Worsening finances for state and local governments pressured insurance companies that issue municipal bonds.

Communication services stocks, particularly in the broadcasting industry, were another source of weakness. A sharp decline in advertising revenues negatively affected cable and local television broadcasters.

On the upside, the healthcare sector advanced, driven by strength in the healthcare equipment and services industry. Despite disruption from coronavirus-related restrictions and higher costs from increased cleaning procedures, healthcare services companies such as hospice and in-home care providers gained due to favorable demographic trends. The healthcare supplies industry also contributed, helped by brisk sales of diagnostic tests for the coronavirus.

In terms of relative performance, the Index underperformed the broader market for small-company stocks, as represented by the MSCI USA Small Cap Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value, which tends to perform well during an economic recovery, detracted from the Index’s performance during the reporting period, while quality contributed. From a sector perspective, stock selection in the real estate and information technology sectors drove underperformance while security selection in the consumer staples sector contributed to relative returns.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	22.5%
Information Technology	20.7
Industrials	14.1
Financials	12.0
Consumer Discretionary	10.1
Real Estate	7.5
Materials	3.8
Utilities	3.8
Consumer Staples	3.2
Communication Services	1.6
Energy	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Quidel Corp.	1.7%
Horizon Therapeutics PLC	1.6
Ciena Corp.	1.3
Chemed Corp.	1.2
Amedisys Inc.	1.2
Boston Beer Co. Inc. (The), Class A	1.1
Encompass Health Corp.	1.1
Reliance Steel & Aluminum Co.	1.0
Manhattan Associates Inc.	1.0
Inphi Corp.	0.9

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE/SHAREHOLDER EXPENSES	17

Schedule of Investments July 31, 2020	iShares® Edge MSCI Multifactor Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 3.3%
AGL Energy Ltd.	12,558	$149,679
Aurizon Holdings Ltd.	48,360	154,332
BHP Group PLC	49,530	1,075,884
BlueScope Steel Ltd.	10,998	88,258
Coca-Cola Amatil Ltd.	13,962	81,905
Cochlear Ltd.	1,404	191,529
Coles Group Ltd.	26,208	341,507
Dexus	26,364	160,898
Fortescue Metals Group Ltd.	35,646	445,061
Magellan Financial Group Ltd.	2,886	126,583
Medibank Pvt Ltd.	54,990	111,210
Mirvac Group	88,734	132,998
REA Group Ltd.	2,184	169,907
Rio Tinto Ltd.	8,346	610,504

		3,840,255

Belgium — 0.7%
Ageas SA/NV	5,070	190,950
Colruyt SA	2,106	123,421
Proximus SADP	2,652	54,911
Sofina SA	234	65,856
UCB SA	2,964	381,512

		816,650

Brazil — 0.6%
BB Seguridade Participacoes SA	15,600	83,397
BR Malls Participacoes SA	39,000	74,167
Centrais Eletricas Brasileiras SA	9,376	66,531
Cia. de Saneamento Basico do Estado de Sao Paulo	8,200	95,849
Hypera SA	7,800	54,120
IRB Brasil Resseguros SA	15,600	23,883
JBS SA	23,400	96,822
Sul America SA	8,450	82,296
TIM Participacoes SA	39,017	118,045

		695,110

Canada — 3.4%
Atco Ltd., Class I, NVS	936	29,125
B2Gold Corp.	27,378	189,674
Canadian Apartment Properties REIT	1,880	68,168
CGI Inc.(a)	5,573	398,036
CI Financial Corp.	6,786	93,266
Constellation Software Inc.	506	598,500
Empire Co. Ltd., Class A, NVS	4,602	118,219
First Capital Real Estate Investment Trust	4,532	45,946
Gildan Activewear Inc.	4,290	76,128
Hydro One Ltd.(b)	2,886	61,490
iA Financial Corp. Inc.	3,198	112,282
Kinross Gold Corp.(a)	27,300	254,759
Kirkland Lake Gold Ltd.	5,694	310,949
Loblaw Companies Ltd.	4,290	222,555
Magna International Inc.	7,366	340,447
Metro Inc.	5,872	257,588
Open Text Corp.	5,772	259,794
RioCan REIT	5,304	59,237
SmartCentres Real Estate Investment Trust	4,056	61,408
Thomson Reuters Corp.	624	43,538
WSP Global Inc.	1,794	112,649
Yamana Gold Inc.	22,776	147,929

		3,861,687

Security	Shares	Value

Chile — 0.1%
Aguas Andinas SA, Class A	199,758	$70,239
Cia. Cervecerias Unidas SA	3,822	29,697

		99,936

China — 8.5%
51job Inc., ADR(a)(c)	780	52,946
Angang Steel Co. Ltd., Class A	40,620	15,661
Anhui Conch Cement Co. Ltd., Class A	7,800	68,663
Anhui Conch Cement Co. Ltd., Class H	39,000	294,631
Bosideng International Holdings Ltd.	156,000	45,088
BYD Electronic International Co. Ltd.	39,000	136,622
China Cinda Asset Management Co. Ltd., Class H	156,000	29,388
China Communications Construction Co. Ltd., Class H	103,000	59,938
China Conch Venture Holdings Ltd.	39,000	167,570
China Construction Bank Corp., Class H	2,137,000	1,566,174
China Everbright Bank Co. Ltd., Class H	156,000	58,574
China Hongqiao Group Ltd.	39,000	22,393
China Lesso Group Holdings Ltd.	78,000	150,561
China Longyuan Power Group Corp. Ltd., Class H	78,000	55,857
China Minsheng Banking Corp. Ltd., Class H	78,000	49,114
China Mobile Ltd.	156,000	1,068,824
China National Building Material Co. Ltd., Class H	156,000	241,945
China Railway Construction Corp. Ltd., Class H	117,000	93,447
China Railway Group Ltd., Class H	78,000	39,452
China Renewable Energy Investment Ltd.(a)(d)	659	0	(e)
China Resources Gas Group Ltd.	22,000	108,436
China Resources Pharmaceutical Group Ltd.(b)	39,000	22,141
China Shenhua Energy Co. Ltd., Class H	39,000	65,015
China Telecom Corp. Ltd., Class H	216,000	64,380
China Unicom Hong Kong Ltd.	156,000	86,955
CNOOC Ltd.	468,000	495,161
Country Garden Services Holdings Co. Ltd.	30,000	180,963
Dali Foods Group Co. Ltd.(b)	156,000	95,208
Daqin Railway Co. Ltd., Class A	93,600	87,064
Dongfeng Motor Group Co. Ltd., Class H	156,000	111,713
Great Wall Motor Co. Ltd., Class H	78,000	76,186
GSX Techedu Inc., ADR(a)	883	78,693
Guangdong Investment Ltd.	120,000	193,853
Guangzhou R&F Properties Co. Ltd., Class H	31,200	35,950
Henan Shuanghui Investment & Development Co. Ltd., Class A	3,900	30,536
Hualan Biological Engineering Inc., Class A	10,140	94,362
Hundsun Technologies Inc., Class A	10,140	159,179
Inner Mongolia Yitai Coal Co. Ltd., Class B	37,000	26,973
JOYY Inc.(a)(c)	1,872	149,423
Kaisa Group Holdings Ltd.	78,000	34,621
Kingboard Holdings Ltd.	39,000	113,978
Kingdee International Software Group Co. Ltd.	78,000	215,375
Kunlun Energy Co. Ltd.	156,000	130,433
KWG Group Holdings Ltd.	39,000	69,443
Lee & Man Paper Manufacturing Ltd.	80,000	49,237
Lenovo Group Ltd.	156,000	94,000
Li Ning Co. Ltd.	72,500	233,397
Luye Pharma Group Ltd.(b)	117,000	73,821
New Hope Liuhe Co. Ltd., Class A	23,400	109,064
Noah Holdings Ltd.(a)(c)	2,262	68,923
PICC Property & Casualty Co. Ltd., Class H	200,000	157,931
Shanghai M&G Stationery Inc., Class A	7,800	73,078
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	31,200	55,394
Shengyi Technology Co. Ltd., Class A	15,600	64,325
Shenzhen International Holdings Ltd.	39,000	63,606

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shimao Group Holdings Ltd.	39,000	$165,305
Shui On Land Ltd.	312,000	46,296
Sinotruk Hong Kong Ltd.	39,000	121,526
Sun Art Retail Group Ltd.	78,000	108,291
Vipshop Holdings Ltd., ADR(a)	10,452	237,992
Want Want China Holdings Ltd.	156,000	115,336
Weichai Power Co. Ltd., Class H	45,000	97,081
Wens Foodstuffs Group Co. Ltd., Class A	8,880	30,227
Xinyi Solar Holdings Ltd.	156,000	170,690
Yuexiu Property Co. Ltd.	468,000	85,748
Yum China Holdings Inc.	9,282	475,610
Zhuzhou CRRC Times Electric Co. Ltd., Class H	15,600	54,750
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(a)	92,400	95,140

		9,789,657

Denmark — 0.1%
Pandora A/S	2,330	148,005

Finland — 0.3%
Elisa OYJ	3,432	204,784
Orion OYJ, Class B	2,808	122,923

		327,707

France — 1.7%
Atos SE(a)	2,277	194,941
BioMerieux	1,248	202,917
Cie. Generale des Etablissements Michelin SCA	3,550	370,840
Faurecia SE(a)	1,763	68,567
Iliad SA	312	61,392
La Francaise des Jeux SAEM(b)	2,028	73,958
Peugeot SA(a)	12,246	197,519
Sartorius Stedim Biotech	642	200,420
STMicroelectronics NV	14,664	412,870
Ubisoft Entertainment SA(a)	1,872	156,681

		1,940,105

Greece — 0.0%
FF Group(a)(d)	165	2

Hong Kong — 0.6%
Hang Lung Properties Ltd.	45,000	110,436
Kerry Properties Ltd.	15,000	35,689
Kingboard Laminates Holdings Ltd.	39,000	43,830
Sino Land Co. Ltd.	116,000	140,544
Swire Pacific Ltd., Class A	11,500	56,905
Swire Properties Ltd.	15,600	36,030
WH Group Ltd.(b)	234,000	208,028
Wharf Holdings Ltd. (The)	5,000	8,490

		639,952

India — 1.6%
Colgate-Palmolive India Ltd.	3,042	57,874
Divi’s Laboratories Ltd.	3,042	106,393
Dr. Reddy’s Laboratories Ltd.	2,652	160,265
GAIL India Ltd.	47,215	60,997
HDFC Asset Management Co. Ltd.(b)	778	25,163
Hindustan Petroleum Corp. Ltd.	19,032	54,695
Info Edge India Ltd.	1,950	83,264
Infosys Ltd.	78,000	1,007,158
Oil & Natural Gas Corp. Ltd.	37,362	39,104
Petronet LNG Ltd.	15,522	51,423
REC Ltd.	21,450	28,715
Tech Mahindra Ltd.	9,984	90,969

Security	Shares	Value

India (continued)
Wipro Ltd.	22,074	$82,896

		1,848,916

Indonesia — 0.1%
Adaro Energy Tbk PT	444,600	33,041
Indofood Sukses Makmur Tbk PT	109,200	48,242

		81,283

Ireland — 0.2%
Steris PLC	1,716	273,925

Italy — 0.1%
Leonardo SpA	6,583	42,114
Telecom Italia SpA/Milano	210,657	84,894

		127,008

Japan — 3.6%
AGC Inc.	7,800	218,220
Alfresa Holdings Corp.	7,800	159,497
Amada Co. Ltd.	11,000	73,763
Brother Industries Ltd.	8,200	126,727
Daicel Corp.	7,800	51,789
Electric Power Development Co. Ltd.	7,800	105,864
Hitachi Ltd.	23,400	692,284
JTEKT Corp.	7,800	51,641
Marubeni Corp.	39,000	178,899
Medipal Holdings Corp.	8,200	150,769
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,600	65,658
NEC Corp.	8,100	451,234
Nippon Telegraph & Telephone Corp.	27,000	623,990
Obayashi Corp.	15,600	138,398
Seiko Epson Corp.	7,800	81,962
Sekisui Chemical Co. Ltd.	7,800	105,643
Stanley Electric Co. Ltd.	7,800	185,612
Sumitomo Rubber Industries Ltd.	7,800	64,625
Teijin Ltd.	7,800	112,061
TIS Inc.	7,800	167,612
Tohoku Electric Power Co. Inc.	1,500	14,145
Tokyo Electric Power Co. Holdings Inc.(a)	46,800	123,938
Toppan Printing Co. Ltd.	7,800	116,782
Tosoh Corp.	7,800	104,167

		4,165,280

Malaysia — 0.0%
Sime Darby Bhd	54,600	28,073

Mexico — 0.1%
Fibra Uno Administracion SA de CV	54,600	44,163
Megacable Holdings SAB de CV, CPO	7,800	23,233

		67,396

Netherlands — 2.8%
Aegon NV	24,882	73,734
AerCap Holdings NV(a)(c)	3,432	92,424
Koninklijke Ahold Delhaize NV	26,442	765,120
Koninklijke KPN NV	57,174	148,332
Koninklijke Philips NV(a)	21,725	1,127,526
Koninklijke Vopak NV	2,028	111,152
NN Group NV	6,864	251,617
Randstad NV	2,808	135,010
Wolters Kluwer NV	6,000	474,372

		3,179,287

New Zealand — 0.3%
Fisher & Paykel Healthcare Corp. Ltd.	10,920	261,877

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Mercury NZ Ltd.	26,364	$82,016

		343,893

Philippines — 0.1%
Globe Telecom Inc.	775	32,549
PLDT Inc.	2,010	54,807

		87,356

Qatar — 0.2%
Barwa Real Estate Co.	32,117	27,747
Ooredoo QPSC	34,939	63,898
Qatar Electricity & Water Co. QSC	14,446	66,640
Qatar Fuel QSC	11,150	49,001
Qatar International Islamic Bank QSC	17,251	38,660

		245,946

Russia — 0.2%
Inter RAO UES PJSC	858,000	66,750
Magnitogorsk Iron & Steel Works PJSC	51,800	27,892
Surgutneftegas PJSC, ADR	12,684	62,583
Surgutneftegas PJSC, ADR, New	4,710	23,361

		180,586

Saudi Arabia — 0.3%
Abdullah Al Othaim Markets Co.	1,326	41,862
Advanced Petrochemical Co.	3,354	46,057
Bupa Arabia for Cooperative Insurance Co.	1,014	32,282
Etihad Etisalat Co.(a)	12,012	87,598
Jarir Marketing Co.	1,638	66,037
Saudi Cement Co.	3,354	50,081

		323,917

Singapore — 0.2%
BOC Aviation Ltd.(b)	7,800	45,088
Singapore Exchange Ltd.	15,800	94,134
Yangzijiang Shipbuilding Holdings Ltd.	93,600	62,455

		201,677

South Africa — 1.0%
Anglo American Platinum Ltd.	1,482	113,497
AngloGold Ashanti Ltd.	10,296	335,403
Aspen Pharmacare Holdings Ltd.(a)	5,928	46,105
Exxaro Resources Ltd.	5,850	46,154
Gold Fields Ltd.	19,266	251,777
Impala Platinum Holdings Ltd.	16,536	146,514
Kumba Iron Ore Ltd.	2,886	93,213
Momentum Metropolitan Holdings	21,372	20,759
Reinet Investments SCA	5,469	104,028
Tiger Brands Ltd.	2,574	26,653

		1,184,103

South Korea — 0.6%
Coway Co. Ltd.	1,326	85,365
Daelim Industrial Co. Ltd.	468	32,878
GS Holdings Corp.	1,482	43,537
Hankook Tire & Technology Co. Ltd.	2,808	61,397
Kia Motors Corp.	5,850	198,372
LG Corp.	2,886	179,255
LG Innotek Co. Ltd.	312	42,162
LG Uplus Corp.	3,900	37,481
S-1 Corp.	234	17,775

		698,222

Spain — 0.1%
Mapfre SA	43,680	78,820

Security	Shares	Value

Sweden — 0.6%
Boliden AB	6,552	$178,263
Evolution Gaming Group AB(b)	2,808	192,168
ICA Gruppen AB	2,340	115,261
L E Lundbergforetagen AB, Class B(a)	1,792	83,985
Svenska Cellulosa AB SCA, Class B(a)	13,901	168,199

		737,876

Switzerland — 3.2%
Adecco Group AG, Registered	3,978	188,777
Logitech International SA, Registered	3,000	218,578
Roche Holding AG, NVS	7,566	2,629,012
Sonova Holding AG, Registered(a)	1,491	336,979
Swisscom AG, Registered	468	249,922

		3,623,268

Taiwan — 1.5%
Asia Cement Corp.	78,000	106,372
Asustek Computer Inc.	17,000	125,638
Compal Electronics Inc.	234,000	148,973
Formosa Taffeta Co. Ltd.	78,000	80,411
Inventec Corp.	156,000	133,131
Lite-On Technology Corp.	78,000	132,066
Novatek Microelectronics Corp.	13,000	128,693
Pegatron Corp.	45,000	94,779
Phison Electronics Corp.	4,000	40,212
Pou Chen Corp.	78,000	70,693
Synnex Technology International Corp.	82,000	122,603
United Microelectronics Corp.	390,000	297,547
Winbond Electronics Corp.	234,000	104,641
Wistron Corp.	78,000	91,860

		1,677,619

Thailand — 0.1%
PTT Exploration & Production PCL, NVDR	31,200	91,051

United Arab Emirates — 0.1%
Aldar Properties PJSC	180,024	84,789
Emaar Malls PJSC(a)	53,352	19,318
Emaar Properties PJSC(a)	61,074	42,732

		146,839

United Kingdom — 3.8%
3i Group PLC	25,662	299,630
Barratt Developments PLC	26,130	175,113
Berkeley Group Holdings PLC	3,612	211,153
BT Group PLC	148,590	192,255
Burberry Group PLC	10,218	167,974
Direct Line Insurance Group PLC	21,372	83,142
Fiat Chrysler Automobiles NV(a)	26,052	265,552
Hikma Pharmaceuticals PLC	3,198	90,244
J Sainsbury PLC	43,290	106,335
Kingfisher PLC	42,588	135,214
Pearson PLC	17,394	121,225
Persimmon PLC(a)	8,826	278,251
Rio Tinto PLC	25,818	1,563,844
Smith & Nephew PLC	17,862	355,761
Taylor Wimpey PLC	88,296	137,154
Wm Morrison Supermarkets PLC	60,450	148,248

		4,331,095

United States — 58.8%
Accenture PLC, Class A	8,424	1,893,547
Advance Auto Parts Inc.	1,560	234,218
Agilent Technologies Inc.	7,410	713,805

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Akamai Technologies Inc.(a)	4,134	$464,827
Alexion Pharmaceuticals Inc.(a)	5,147	527,516
Alleghany Corp.	344	179,678
Alliant Energy Corp.	5,694	306,622
Allstate Corp. (The)	7,488	706,792
Amazon.com Inc.(a)	156	493,690
Ameren Corp.	5,148	413,076
American Financial Group Inc./OH	1,014	61,621
ANSYS Inc.(a)	1,992	618,715
Anthem Inc.	5,858	1,603,920
AO Smith Corp.	2,652	127,667
Aon PLC, Class A	5,694	1,168,523
Apple Inc.	3,564	1,514,843
Applied Materials Inc.	19,500	1,254,435
Arch Capital Group Ltd.(a)	9,828	302,211
Archer-Daniels-Midland Co.	12,948	554,563
Arrow Electronics Inc.(a)	1,794	128,486
Assurant Inc.	1,326	142,505
Athene Holding Ltd., Class A(a)	2,808	90,558
Atmos Energy Corp.	3,509	371,919
Autoliv Inc.	468	30,434
Baxter International Inc.	11,700	1,010,646
Best Buy Co. Inc.	5,772	574,834
Biogen Inc.(a)	4,179	1,147,930
Bio-Rad Laboratories Inc., Class A(a)	390	204,707
Black Knight Inc.(a)	2,652	198,688
Booz Allen Hamilton Holding Corp.	2,964	242,337
BorgWarner Inc.	5,070	185,562
Brown & Brown Inc.	5,712	259,725
Cabot Oil & Gas Corp.	8,580	160,446
Cadence Design Systems Inc.(a)	7,292	796,651
Camden Property Trust	2,184	198,329
Carrier Global Corp.	19,034	518,486
CDW Corp./DE	3,961	460,466
Cerner Corp.	7,254	503,790
CH Robinson Worldwide Inc.	3,432	321,647
Cincinnati Financial Corp.	3,120	243,142
Citrix Systems Inc.	2,574	367,464
Cognex Corp.	3,510	234,714
Cooper Companies Inc. (The)	1,170	331,028
Copart Inc.(a)	5,226	487,325
Cummins Inc.	3,588	693,417
DaVita Inc.(a)	1,560	136,328
Discovery Inc., Class A(a)(c)	3,978	83,936
Discovery Inc., Class C, NVS(a)	7,410	140,420
Dover Corp.	3,042	313,113
Eastman Chemical Co.	2,262	168,813
Electronic Arts Inc.(a)	6,084	861,616
EPAM Systems Inc.(a)	1,326	384,646
Erie Indemnity Co., Class A, NVS	702	147,504
Everest Re Group Ltd.	1,014	221,853
Expeditors International of Washington Inc.	4,446	375,732
F5 Networks Inc.(a)	1,248	169,603
FactSet Research Systems Inc.	780	270,114
Fastenal Co.	13,728	645,765
Fidelity National Financial Inc.	7,176	232,215
FLIR Systems Inc.	3,822	159,225
Fortune Brands Home & Security Inc.	2,340	179,010
Franklin Resources Inc.	6,084	128,068
Garmin Ltd.	3,042	299,911

Security	Shares	Value

United States (continued)
Globe Life Inc.	2,496	$198,682
Hartford Financial Services Group Inc. (The)	8,658	366,407
HCA Healthcare Inc.	3,210	406,514
HD Supply Holdings Inc.(a)	2,574	90,347
Henry Schein Inc.(a)	3,276	225,160
Hewlett Packard Enterprise Co.	31,278	308,714
Hormel Foods Corp.	7,098	361,004
HP Inc.	31,434	552,610
Humana Inc.	2,886	1,132,611
Huntington Ingalls Industries Inc.	1,014	176,142
IDEX Corp.(c)	1,794	295,687
Ingredion Inc.	1,872	161,928
Intel Corp.	44,058	2,102,888
Intuit Inc.	6,084	1,863,955
Jack Henry & Associates Inc.	1,560	278,148
Jacobs Engineering Group Inc.	3,354	286,264
Jazz Pharmaceuticals PLC(a)	1,404	151,983
JB Hunt Transport Services Inc.	1,950	252,330
JM Smucker Co. (The)	2,964	324,113
Jones Lang LaSalle Inc.	1,326	131,155
Juniper Networks Inc.	8,658	219,740
Kansas City Southern	1,560	268,086
Keysight Technologies Inc.(a)	4,134	412,945
Kroger Co. (The)	17,082	594,283
Lam Research Corp.	3,120	1,176,739
Lear Corp.	1,092	120,535
Lincoln National Corp.	5,226	194,773
Loews Corp.	6,942	252,758
Lululemon Athletica Inc.(a)	2,730	888,861
LyondellBasell Industries NV, Class A	6,318	395,001
MarketAxess Holdings Inc.	920	475,364
Masco Corp.	5,382	307,635
Masimo Corp.(a)	1,170	257,540
Maxim Integrated Products Inc.	6,396	435,504
Mettler-Toledo International Inc.(a)(c)	546	510,510
Micron Technology Inc.(a)	27,222	1,362,597
Microsoft Corp.	5,291	1,084,708
Mohawk Industries Inc.(a)	1,092	87,196
Molina Healthcare Inc.(a)	1,327	245,097
Monster Beverage Corp.(a)	9,382	736,299
MSCI Inc.	1,950	733,161
Mylan NV(a)	10,296	165,869
National Retail Properties Inc.	434	15,385
NetApp Inc.	3,588	158,948
News Corp., Class A, NVS	6,942	88,302
NortonLifeLock Inc.	11,388	244,273
NRG Energy Inc.	7,332	247,895
NVR Inc.(a)	82	322,272
OGE Energy Corp.	5,148	169,369
Old Dominion Freight Line Inc.	2,583	472,224
Owens Corning	2,730	165,083
Pentair PLC	3,666	157,088
Perrigo Co. PLC	2,964	157,151
Pinnacle West Capital Corp.	2,262	187,927
Progressive Corp. (The)(c)	13,681	1,235,942
PulteGroup Inc.	5,382	234,655
Qorvo Inc.(a)	2,574	329,858
Quest Diagnostics Inc.	3,588	455,927
Ralph Lauren Corp.	1,133	80,783
Regeneron Pharmaceuticals Inc.(a)	1,950	1,232,537

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Reinsurance Group of America Inc.	1,555	$132,564
ResMed Inc.	3,510	710,810
Robert Half International Inc.	3,276	166,650
Rollins Inc.	4,172	218,613
Seagate Technology PLC	5,694	257,483
SEI Investments Co.	3,510	183,678
Skyworks Solutions Inc.	4,290	624,538
Snap-on Inc.	1,092	159,290
Southwest Airlines Co.	3,588	110,833
Steel Dynamics Inc.	4,836	132,555
Synopsys Inc.(a)	3,900	776,958
T Rowe Price Group Inc.	5,694	786,341
Target Corp.	12,012	1,512,071
TE Connectivity Ltd.	8,034	715,588
Teledyne Technologies Inc.(a)	702	215,303
Teradyne Inc.	4,446	395,516
Textron Inc.	5,616	196,223
Tiffany & Co.	2,340	293,342
Tractor Supply Co.	2,652	378,547
Tradeweb Markets Inc., Class A(c)	1,950	105,437
Travelers Companies Inc. (The)	5,382	615,808
Tyson Foods Inc., Class A	6,474	397,827
Ulta Beauty Inc.(a)	1,326	255,905
United Rentals Inc.(a)	1,716	266,615
Universal Health Services Inc., Class B	1,794	197,161
Varian Medical Systems Inc.(a)	2,262	322,833
Voya Financial Inc.	3,070	151,658
Walgreens Boots Alliance Inc.	17,394	708,110
Waters Corp.(a)	1,638	349,140
West Pharmaceutical Services Inc.	1,638	440,409
Western Union Co. (The)	9,126	221,579
Westrock Co.	3,900	104,754
Whirlpool Corp.	1,170	190,850
WR Berkley Corp.	3,588	221,559
WW Grainger Inc.	1,214	414,617

		67,442,004

Total Common Stocks — 98.9% (Cost: $104,709,437)		113,324,506

Preferred Stocks

Brazil — 0.2%
Itausa SA, Preference Shares, NVS	94,576	193,846
Telefonica Brasil SA, Preference Shares, NVS	7,800	78,887

		272,733

Germany — 0.2%
Fuchs Petrolub SE, Preference Shares, NVS	2,085	91,470

Security	Shares	Value

Germany (continued)
Porsche Automobil Holding SE, Preference Shares, NVS	3,588	$204,037

		295,507

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	239,460	95,935

Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	140,400	70,794

Total Preferred Stocks — 0.6% (Cost: $833,587)		734,969

Rights

Brazil — 0.0%
IRB Brasil Resseguros SA, (Expires 08/12/20)(a)	5,606	1,077

Total Rights — 0.0% (Cost: $0)		1,077

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(f)(g)(h)	1,658,819	1,660,644
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(f)(g)	130,000	130,000

		1,790,644

Total Short-Term Investments — 1.6% (Cost: $1,790,401)		1,790,644

Total Investments in Securities — 101.1% (Cost: $107,333,425)		115,851,196

Other Assets, Less Liabilities — (1.1)%		(1,228,290)

Net Assets — 100.0%		$114,622,906

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Global ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$343,909	$1,316,866	(a)	$—	$(287)	$156	$1,660,644	1,658,819	$6,704	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	65,000	65,000	(a)	—	—	—	130,000	130,000	1,407		—

					$(287)	$156	$1,790,644		$8,111		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Hang Seng China Enterprises Index	1	08/28/20	$65	$(628)
MSCI EAFE Index	1	09/18/20	91	812
S&P 500 E-Mini Index	2	09/18/20	326	20,136

				$20,320

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$20,948

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$628

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(20,829)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$20,320

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$253,200

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Global ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$113,324,504	$—	$2	$113,324,506
Preferred Stocks	734,969	—	—	734,969
Rights	1,077	—	—	1,077
Money Market Funds	1,790,644	—	—	1,790,644

	$115,851,194	$—	$2	$115,851,196

Derivative financial instruments(a)
Assets
Futures Contracts	$20,948	$—	$—	$20,948
Liabilities
Futures Contracts	(628)	—	—	(628)

	$20,320	$—	$—	$20,320

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® Edge MSCI Multifactor Intl ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 11.7%
AGL Energy Ltd.	393,180	$4,686,327
Aurizon Holdings Ltd.	1,202,313	3,836,964
BHP Group PLC	998,956	21,699,191
BlueScope Steel Ltd.	311,769	2,501,918
Coca-Cola Amatil Ltd.	316,238	1,855,143
Cochlear Ltd.	36,043	4,916,853
Dexus	661,812	4,039,004
Fortescue Metals Group Ltd.	1,043,264	13,025,762
GPT Group (The)	484,861	1,349,147
Magellan Financial Group Ltd.	78,607	3,447,774
Medibank Pvt Ltd.	1,696,208	3,430,349
Mirvac Group	2,421,640	3,629,661
Rio Tinto Ltd.	228,320	16,701,453
Woolworths Group Ltd.	773,530	21,457,235

		106,576,781

Belgium — 2.8%
Ageas SA/NV	110,479	4,160,929
Colruyt SA	34,568	2,025,847
Groupe Bruxelles Lambert SA	54,402	4,742,434
Proximus SADP	94,458	1,955,807
Sofina SA	9,609	2,704,309
UCB SA	77,684	9,999,106

		25,588,432

Canada — 12.9%
Atco Ltd., Class I, NVS	47,143	1,466,906
B2Gold Corp.	642,876	4,453,818
CGI Inc.(a)	147,731	10,551,269
CI Financial Corp.	130,604	1,795,013
Constellation Software Inc.	12,341	14,597,021
Empire Co. Ltd., Class A, NVS	105,454	2,708,975
First Capital Real Estate Investment Trust	66,982	679,071
Hydro One Ltd.(b)	202,062	4,305,226
iA Financial Corp. Inc.	66,468	2,333,699
IGM Financial Inc.	52,881	1,300,016
Intact Financial Corp.	86,318	9,423,773
Kinross Gold Corp.(a)	771,232	7,197,014
Kirkland Lake Gold Ltd.(c)	167,244	9,133,183
Loblaw Companies Ltd.	110,714	5,743,573
Magna International Inc.	178,537	8,251,755
Metro Inc.	154,664	6,784,663
Onex Corp.	52,128	2,317,059
Open Text Corp.	166,576	7,497,475
RioCan REIT	96,475	1,077,466
SmartCentres Real Estate Investment Trust	45,006	681,390
Thomson Reuters Corp.	106,979	7,464,171
WSP Global Inc.	65,901	4,138,061
Yamana Gold Inc.	591,305	3,840,503

		117,741,100

Denmark — 4.2%
Ambu A/S, Series B	101,248	3,534,795
Coloplast A/S, Class B	73,149	12,496,062
Novo Nordisk A/S, Class B	273,795	18,122,159
Pandora A/S	62,000	3,938,336

		38,091,352

Finland — 0.9%
Elisa OYJ	87,463	5,218,825

Security	Shares	Value

Finland (continued)
Orion OYJ, Class B	64,771	$2,835,425

		8,054,250

France — 4.9%
Alstom SA(a)	34,750	1,940,769
Atos SE(a)	60,796	5,204,928
BioMerieux	25,500	4,146,140
Bouygues SA(a)	138,719	4,921,056
Carrefour SA	205,148	3,274,931
CNP Assurances(a)	105,648	1,273,024
Iliad SA	9,082	1,787,047
Ipsen SA	23,474	2,267,829
La Francaise des Jeux SAEM(b)	52,791	1,925,198
Peugeot SA(a)	361,591	5,832,209
SCOR SE(a)	97,753	2,519,926
STMicroelectronics NV	169,111	4,761,375
Ubisoft Entertainment SA(a)	55,884	4,677,343

		44,531,775

Germany — 2.5%
Brenntag AG	95,275	5,871,979
Carl Zeiss Meditec AG, Bearer(a)	25,126	2,633,924
Hannover Rueck SE	37,108	6,292,422
HeidelbergCement AG	91,780	5,122,609
RWE AG	64,859	2,452,730

		22,373,664

Hong Kong — 2.9%
CK Asset Holdings Ltd.	1,591,000	8,837,520
Hang Lung Properties Ltd.	1,252,000	3,072,571
Hongkong Land Holdings Ltd.	718,300	2,722,357
Kerry Properties Ltd.	399,000	949,338
Sino Land Co. Ltd.	1,942,000	2,352,892
Swire Pacific Ltd., Class A	302,500	1,496,848
Swire Properties Ltd.	724,600	1,673,549
WH Group Ltd.(b)	5,883,000	5,230,042

		26,335,117

Italy — 0.4%
Leonardo SpA	233,147	1,491,517
Telecom Italia SpA/Milano	5,234,490	2,109,479

		3,600,996

Japan — 19.6%
AGC Inc.	113,600	3,178,178
Alfresa Holdings Corp.	116,100	2,374,049
Amada Co. Ltd.	202,200	1,355,905
Astellas Pharma Inc.	1,144,400	17,859,264
Brother Industries Ltd.	138,800	2,145,079
Calbee Inc.	53,100	1,684,957
Daicel Corp.	153,900	1,021,827
Electric Power Development Co. Ltd.	83,700	1,136,002
FUJIFILM Holdings Corp.	221,100	9,864,076
Fujitsu Ltd.	120,900	16,145,919
Hino Motors Ltd.	176,500	1,013,293
Hitachi Ltd.	594,900	17,599,993
Inpex Corp.	631,700	3,579,414
Japan Airlines Co. Ltd.	70,700	1,144,453
JTEKT Corp.	126,500	837,511
Kamigumi Co. Ltd.	61,200	1,110,202
Kurita Water Industries Ltd.	59,900	1,602,734
Marubeni Corp.	978,100	4,486,697
Medipal Holdings Corp.	112,000	2,059,283
Mitsubishi Heavy Industries Ltd.	196,800	4,553,780

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Intl ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsubishi UFJ Lease & Finance Co. Ltd.	255,200	$1,074,094
NEC Corp.	151,900	8,462,035
NH Foods Ltd.	49,800	2,178,426
Nippon Telegraph & Telephone Corp.	789,500	18,245,940
Obayashi Corp.	403,400	3,578,825
ORIX Corp.	812,000	8,724,411
Ricoh Co. Ltd.	414,600	2,646,884
Seiko Epson Corp.	170,900	1,795,800
Shimamura Co. Ltd.	12,800	887,392
Shinsei Bank Ltd.	94,500	1,061,818
Shizuoka Bank Ltd. (The)	198,400	1,283,511
Sumitomo Dainippon Pharma Co. Ltd.	109,900	1,367,903
Sumitomo Heavy Industries Ltd.	67,700	1,311,996
Sumitomo Rubber Industries Ltd.	105,000	869,952
Sundrug Co. Ltd.	43,400	1,481,831
Suzuken Co. Ltd.	41,000	1,452,237
Taiheiyo Cement Corp.	73,800	1,594,940
TIS Inc.	139,600	2,999,822
Toho Gas Co. Ltd.	45,800	1,983,959
Tohoku Electric Power Co. Inc.	263,800	2,487,550
Tokyo Electric Power Co. Holdings Inc.(a)	890,100	2,357,212
Tokyo Gas Co. Ltd.	232,400	4,902,754
Toppan Printing Co. Ltd.	163,300	2,444,944
Tosoh Corp.	160,600	2,144,776
Toyo Suisan Kaisha Ltd.	55,300	3,347,394
Toyoda Gosei Co. Ltd.	40,100	775,224
Yamazaki Baking Co. Ltd.	74,400	1,244,105
Yokohama Rubber Co. Ltd. (The)	72,800	924,029

		178,382,380

Netherlands — 8.5%
Aegon NV	1,101,947	3,265,449
AerCap Holdings NV(a)	81,085	2,183,619
EXOR NV	66,739	3,760,484
Koninklijke Ahold Delhaize NV	676,695	19,580,693
Koninklijke Philips NV(a)	440,624	22,868,352
Koninklijke Vopak NV	43,378	2,377,499
NN Group NV	179,550	6,581,854
Randstad NV	73,370	3,527,663
Wolters Kluwer NV	167,647	13,254,498

		77,400,111

New Zealand — 0.9%
Fisher & Paykel Healthcare Corp. Ltd.	206,021	4,940,673
Spark New Zealand Ltd.	1,131,628	3,716,403

		8,657,076

Singapore — 0.7%
Singapore Exchange Ltd.	463,000	2,758,484
Venture Corp. Ltd.	170,200	2,221,673
Yangzijiang Shipbuilding Holdings Ltd.	1,653,600	1,103,365

		6,083,522

Spain — 0.9%
Enagas SA	84,513	2,135,645
Mapfre SA	668,348	1,206,031
Red Electrica Corp. SA	249,368	4,871,379

		8,213,055

Sweden — 2.7%
Boliden AB	168,365	4,580,771
Evolution Gaming Group AB(b)	78,450	5,368,796
ICA Gruppen AB	56,830	2,799,270
Kinnevik AB, Class B	148,911	5,223,155

Security	Shares	Value

Sweden (continued)
L E Lundbergforetagen AB, Class B(a)	47,208	$2,212,483
Svenska Cellulosa AB SCA, Class B(a)	374,183	4,527,537

		24,712,012

Switzerland — 7.9%
Adecco Group AG, Registered	95,462	4,530,169
Logitech International SA, Registered	101,190	7,372,621
Nestle SA, Registered	31,510	3,744,346
Roche Holding AG, NVS	89,153	30,978,634
SGS SA, Registered	3,312	8,705,059
Sonova Holding AG, Registered(a)	33,852	7,650,842
Swisscom AG, Registered	15,912	8,497,361

		71,479,032

United Kingdom — 14.2%
3i Group PLC	601,324	7,021,057
Aviva PLC	2,404,730	8,322,918
Barratt Developments PLC	628,867	4,214,429
Berkeley Group Holdings PLC	74,507	4,355,585
Burberry Group PLC	250,539	4,118,625
Direct Line Insurance Group PLC	856,073	3,330,337
Ferguson PLC	138,277	12,326,699
Fiat Chrysler Automobiles NV(a)	677,392	6,904,758
Halma PLC	70,655	2,019,761
Hargreaves Lansdown PLC	177,841	4,082,450
Hikma Pharmaceuticals PLC	88,681	2,502,466
J Sainsbury PLC	1,089,813	2,676,954
Kingfisher PLC	1,300,556	4,129,183
M&G PLC	1,580,069	3,330,587
Pearson PLC(c)	477,032	3,324,614
Persimmon PLC(a)	195,629	6,167,447
Rio Tinto PLC	383,570	23,233,547
RSA Insurance Group PLC	637,586	3,590,843
Sage Group PLC (The)	671,000	6,423,733
Smith & Nephew PLC	536,490	10,685,369
Taylor Wimpey PLC	2,038,692	3,166,788
Wm Morrison Supermarkets PLC	1,493,492	3,662,648

		129,590,798

Total Common Stocks — 98.6% (Cost: $909,666,288)		897,411,453

Preferred Stocks

Germany — 0.8%
Fuchs Petrolub SE, Preference Shares, NVS	42,671	1,872,009
Porsche Automobil Holding SE, Preference Shares, NVS	94,387	5,367,451

		7,239,460

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	3,806,339	1,524,937

Total Preferred Stocks — 0.9% (Cost: $10,589,328)		8,764,397

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(d)(e)(f)	4,222,882	4,227,527

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Intl ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(d)(e)	228,000	$228,000

		4,455,527

Total Short-Term Investments — 0.5% (Cost: $4,455,948)		4,455,527

Total Investments in Securities — 100.0% (Cost: $924,711,564)		910,631,377

Other Assets, Less Liabilities — (0.0)%		(418,660)

Net Assets — 100.0%		$910,212,717

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,243,091	$1,983,681	(a)	$—		$1,624	$(869)	$4,227,527	4,222,882	$40,233	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	860,000	—		(632,000	)(a)	—	—	228,000	228,000	4,884		—

						$1,624	$(869)	$4,455,527		$45,117		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	9	09/17/20	$949	$684
Euro STOXX 50 Index	31	09/18/20	1,167	(12,800)
FTSE 100 Index	13	09/18/20	1,004	(55,692)
TOPIX Index	6	09/10/20	849	(51,472)

				$(119,280)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$684

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Intl ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$119,964

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$523,303

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(119,280)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,112,599

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$897,411,453	$—	$—	$897,411,453
Preferred Stocks	8,764,397	—	—	8,764,397
Money Market Funds	4,455,527	—	—	4,455,527

	$910,631,377	$—	$—	$910,631,377

Derivative financial instruments(a)
Assets
Futures Contracts	$684	$—	$—	$684
Liabilities
Futures Contracts	(119,964)	—	—	(119,964)

	$(119,280)	$—	$—	$(119,280)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 9.1%
Abacus Property Group	94,868	$183,013
Ansell Ltd.	33,153	914,175
Austal Ltd.	80,625	190,807
Australian Pharmaceutical Industries Ltd.	96,412	76,402
BWP Trust	123,137	339,985
Cedar Woods Properties Ltd.	15,574	56,850
Centuria Industrial REIT	47,134	111,209
Charter Hall Group	115,634	872,391
Credit Corp. Group Ltd.	13,032	177,385
CSR Ltd.	123,891	310,081
Data#3 Ltd.	34,228	138,688
Dicker Data Ltd.	11,008	59,918
Estia Health Ltd.	51,041	53,259
GDI Property Group	125,268	96,574
Genworth Mortgage Insurance Australia Ltd.	47,054	57,197
Growthpoint Properties Australia Ltd.	65,876	151,650
GWA Group Ltd.	49,796	101,777
Infigen Energy	189,071	124,745
Integral Diagnostics Ltd.	35,862	95,158
Integrated Research Ltd.	24,564	71,697
IPH Ltd.	49,752	265,457
Jumbo Interactive Ltd.	10,965	85,555
Jupiter Mines Ltd.	316,222	66,900
McMillan Shakespeare Ltd.	17,329	109,611
Metcash Ltd.	226,180	439,576
Mount Gibson Iron Ltd.	105,054	53,491
Netwealth Group Ltd.	23,478	202,215
Pendal Group Ltd.	9,944	41,504
Perpetual Ltd.	11,653	253,466
Perseus Mining Ltd.(a)	297,087	327,041
Platinum Asset Management Ltd.	73,745	197,266
Pro Medicus Ltd.	11,845	203,192
Ramelius Resources Ltd.	190,920	298,482
Regis Healthcare Ltd.	33,153	31,384
Regis Resources Ltd.	128,279	517,934
Sandfire Resources Ltd.	42,572	144,409
Saracen Mineral Holdings Ltd.(a)	263,996	1,135,949
Service Stream Ltd.	78,045	100,466
Sigma Healthcare Ltd.	229,803	109,594
Silver Lake Resources Ltd.(a)	223,557	392,794
St. Barbara Ltd.	171,928	413,049
Super Retail Group Ltd.	35,088	223,451
Tassal Group Ltd.	44,344	114,803
Technology One Ltd.	59,985	361,784
United Malt Grp Ltd.(a)	68,929	198,718
Waypoint REIT	125,818	228,283
Western Areas Ltd.	69,101	119,925
Westgold Resources Ltd.(a)	86,645	146,644
Whitehaven Coal Ltd.	222,813	221,310

		11,187,214

Austria — 0.0%
Zumtobel Group AG	7,009	53,873

Belgium — 2.6%
AGFA-Gevaert NV(a)	38,626	156,666
Barco NV	15,750	310,878
Befimmo SA	5,840	265,873
Bekaert SA	9,202	179,651

Security	Shares	Value

Belgium (continued)
bpost SA(a)	23,822	$154,932
D’ieteren SA/NV	5,504	299,065
Gimv NV	5,000	270,201
Intervest Offices & Warehouses NV	4,902	126,076
Montea CVA	2,552	285,177
Orange Belgium SA	7,449	125,256
Sioen Industries NV(a)	1,716	35,511
Van de Velde NV(a)	1,440	32,524
Warehouses De Pauw CVA	30,448	977,529

		3,219,339

Canada — 10.3%
Alacer Gold Corp.(a)	75,041	579,824
Alaris Royalty Corp.	9,116	90,377
Allied Properties REIT	12,713	380,678
Altus Group Ltd.	10,026	319,305
Andlauer Healthcare Group Inc.	2,795	78,811
Artis REIT	17,888	105,098
Badger Daylighting Ltd.	8,825	190,862
Canaccord Genuity Group Inc.(b)	25,373	147,370
Canacol Energy Ltd.	35,647	93,409
Cascades Inc.	20,253	230,880
Celestica Inc.(a)	27,737	229,019
Centerra Gold Inc.	55,694	698,514
Cogeco Communications Inc.	4,092	311,902
Cogeco Inc.	1,290	78,498
Computer Modelling Group Ltd.	20,694	76,473
Corby Spirit and Wine Ltd.	3,065	36,977
Corus Entertainment Inc., Class B, NVS	52,847	94,687
Descartes Systems Group Inc. (The)(a)	19,651	1,106,295
Dream Industrial REIT(b)	14,988	123,082
Dream Office REIT	6,715	98,707
DREAM Unlimited Corp., Class A	7,417	99,170
Dundee Precious Metals Inc.	36,765	277,213
ECN Capital Corp.	56,846	200,308
Eldorado Gold Corp.(a)	41,925	526,762
Enghouse Systems Ltd.	10,492	594,586
Evertz Technologies Ltd.	6,777	63,090
Frontera Energy Corp.	15,179	31,276
Genworth MI Canada Inc.	9,945	246,416
goeasy Ltd.(b)	2,726	114,352
Gran Colombia Gold Corp.(a)	13,803	73,163
Granite REIT	5,977	347,599
Home Capital Group Inc.(a)	13,072	219,867
InterRent REIT	14,974	152,702
Labrador Iron Ore Royalty Corp.	16,164	309,644
Lassonde Industries Inc., Class A	817	99,906
Linamar Corp.	11,696	349,265
Martinrea International Inc.	20,429	151,902
Minto Apartment Real Estate Investment Trust	4,558	63,427
Morguard North American Residential REIT	4,703	54,737
Morguard REIT	5,866	21,502
North West Co. Inc. (The)	12,409	276,064
Parex Resources Inc.(a)	35,743	432,278
Real Matters Inc.(a)	20,382	453,441
Silvercorp Metals Inc.	43,861	317,947
Sprott Inc.	4,545	172,639
Teranga Gold Corp.(a)	29,842	348,212
Torex Gold Resources Inc.(a)	21,801	382,311
Transcontinental Inc., Class A	18,623	214,662
Viemed Healthcare Inc.(a)	8,729	94,751

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Wesdome Gold Mines Ltd.(a)	35,131	$359,571
Westshore Terminals Investment Corp.	11,438	146,786
Winpak Ltd.	8,170	286,362

		12,552,679

China — 0.1%
O-Net Technologies Group Ltd.	86,000	69,353
TK Group Holdings Ltd.	88,000	23,731

		93,084

Denmark — 0.6%
D/S Norden A/S	6,880	103,331
Matas A/S(a)	9,632	96,799
NNIT A/S(c)	3,274	61,648
Per Aarsleff Holding A/S	4,868	189,352
Scandinavian Tobacco Group A/S(c)	16,555	244,173

		695,303

Finland — 0.1%
Rovio Entertainment OYJ(c)	10,850	72,875

France — 2.4%
ABC arbitrage	9,038	74,278
AKWEL	2,752	43,477
Albioma SA	6,408	287,565
Aubay	1,569	61,783
Boiron SA	1,046	41,312
Bonduelle SCA	4,023	97,047
Cie. des Alpes	2,674	47,304
Coface SA(a)	23,091	182,944
Derichebourg SA	23,524	68,208
Gaztransport Et Technigaz SA	5,645	522,335
GL Events(a)	2,494	31,851
Groupe Crit(a)	605	33,660
Groupe Guillin	1,807	44,765
Guerbet	1,559	55,582
IPSOS	10,112	267,249
LNA Sante SA	1,300	78,707
Manitou BF SA(a)	2,365	43,739
Mercialys SA	15,179	114,695
Mersen SA(a)	4,362	116,830
Metropole Television SA(a)	6,708	81,226
Quadient	8,689	128,434
Societe BIC SA	6,235	369,750
Television Francaise 1(a)	10,320	59,406
Vilmorin & Cie SA	1,725	101,991

		2,954,138

Germany — 3.2%
ADVA Optical Networking SE(a)	10,578	88,310
alstria office REIT AG(a)	37,427	561,627
Bertrandt AG	1,376	51,091
bet-at-home.com AG	950	36,790
Borussia Dortmund GmbH & Co. KGaA	14,535	96,423
Cewe Stiftung & Co. KGaA	1,433	162,505
Corestate Capital Holding SA(a)(b)	3,139	66,702
CropEnergies AG	6,665	71,957
Datagroup SE(b)	989	65,258
Deutsche Beteiligungs AG	2,623	98,169
Deutz AG(a)	30,365	152,747
Draegerwerk AG & Co. KGaA(a)	731	57,051
Eckert & Ziegler Strahlen- und Medizintechnik AG	3,440	183,458
Elmos Semiconductor SE	2,373	59,068

Security	Shares		Value

Germany (continued)
ElringKlinger AG(a)(b)	7,654		$46,612
Hornbach Baumarkt AG	1,978		73,327
Hornbach Holding AG & Co. KGaA	2,670		257,949
JOST Werke AG(a)(c)	3,483		127,884
LPKF Laser & Electronics AG	4,257		110,242
Siltronic AG	5,160		463,729
Software AG	13,244		620,177
Stratec SE	1,854		217,920
Takkt AG(a)	7,826		96,614
VERBIO Vereinigte BioEnergie AG	5,429		67,793
Wuestenrot & Wuerttembergische AG	6,235		104,990

			3,938,393

Hong Kong — 3.3%
BOCOM International Holdings Co. Ltd.	258,000		33,622
Cafe de Coral Holdings Ltd.	86,000		172,217
Champion REIT	516,000		273,639
Chow Sang Sang Holdings International Ltd.	76,000		80,999
CITIC Telecom International Holdings Ltd.	430,000		136,487
Comba Telecom Systems Holdings Ltd.	344,000		143,367
Crystal International Group Ltd.(c)	129,000		27,963
CSI Properties Ltd.	1,310,000		40,229
Dah Sing Financial Holdings Ltd.	34,400		94,986
Fairwood Holdings Ltd.	22,500		48,192
Giordano International Ltd.	258,000		37,950
Hang Lung Group Ltd.	215,000		519,870
Hutchison Telecommunications Hong Kong Holdings Ltd.	344,000		56,370
Hysan Development Co. Ltd.	146,000		403,138
Johnson Electric Holdings Ltd.	86,000		158,236
K Wah International Holdings Ltd.	344,000		145,142
Nissin Foods Co. Ltd.	86,000		83,224
Pacific Textiles Holdings Ltd.	215,000		100,423
Prosperity REIT	302,000		90,793
Regal Hotels International Holdings Ltd.	88,000		32,360
Shun Tak Holdings Ltd.	344,000		123,837
SITC International Holdings Co. Ltd.	344,000		344,879
SmarTone Telecommunications Holdings Ltd.	86,000		44,941
Stella International Holdings Ltd.	107,500		104,584
Sun Hung Kai & Co. Ltd.	120,000		46,296
Sunlight REIT	301,000		140,593
United Laboratories International Holdings Ltd. (The)	172,000		160,233
VSTECS Holdings Ltd.	180,000		106,139
VTech Holdings Ltd.	43,000		233,304

			3,984,013

Ireland — 0.4%
Greencore Group PLC	112,402		188,688
Hibernia REIT PLC	172,172		231,282
Uniphar PLC(a)	53,621		133,154

			553,124

Israel — 0.4%
Blue Square Real Estate Ltd.	1,333		49,367
Equital Ltd.(a)	1		13
Inmode Ltd.(a)(b)	3,741		121,059
Mehadrin Ltd.(a)	0	(d)	12
Naphtha Israel Petroleum Corp. Ltd.(a)	9,116		33,171
Norstar Holdings Inc.	2,451		8,169
Property & Building Corp. Ltd.	516		39,660
REIT 1 Ltd.	43,818		171,550
Summit Real Estate Holdings Ltd.	8,944		76,947

			499,948

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy — 1.7%
Ascopiave SpA	23,224	$91,038
Cairo Communication SpA(a)	13,416	21,671
DeA Capital SpA	24,995	33,754
El.En. SpA(a)	2,752	72,570
Enav SpA(c)	68,228	279,635
Falck Renewables SpA	29,676	193,707
Immobiliare Grande Distribuzione SIIQ SpA	15,824	59,129
Iren SpA	143,712	362,651
Italmobiliare SpA	3,612	125,146
La Doria SpA	2,936	37,565
RAI Way SpA(c)	24,037	158,320
Sesa SpA	1,985	150,459
Unipol Gruppo SpA(a)	106,511	445,105

		2,030,750

Japan — 27.3%
Achilles Corp.	4,300	73,612
Aichi Corp.	8,600	62,225
Aichi Steel Corp.	4,300	102,813
Aisan Industry Co. Ltd.	8,600	35,464
Alpha Systems Inc.	1,500	55,897
Anest Iwata Corp.	8,600	64,665
Arcland Sakamoto Co. Ltd.	9,000	166,244
Arcs Co. Ltd.	8,600	199,119
Argo Graphics Inc.	4,300	131,566
Asahi Co. Ltd.	4,300	65,722
Asahi Diamond Industrial Co. Ltd.	13,100	55,136
ASKA Pharmaceutical Co. Ltd.	4,400	45,611
Axial Retailing Inc.	4,300	180,166
Bando Chemical Industries Ltd.	8,700	49,618
Bank of the Ryukyus Ltd.	8,600	70,847
Belc Co. Ltd.	3,500	251,253
BML Inc.	4,300	107,205
Broadleaf Co. Ltd.	21,900	115,994
Bunka Shutter Co. Ltd.	12,900	84,796
C.I. Takiron Corp.	12,900	81,502
Canon Electronics Inc.	4,300	59,093
Capcom Co. Ltd.	21,500	839,828
Cawachi Ltd.	4,300	129,533
Chiyoda Integre Co. Ltd.	4,300	68,976
Chori Co. Ltd.	4,500	60,054
Chubu Shiryo Co. Ltd.	4,400	67,500
Chukyo Bank Ltd. (The)	4,300	76,459
Citizen Watch Co. Ltd.	68,800	186,104
CMK Corp.	8,800	30,213
Computer Engineering & Consulting Ltd.	4,500	64,310
CONEXIO Corp.	4,500	54,053
Corona Corp.	4,700	43,786
Cybozu Inc.	4,300	126,279
Daido Metal Co. Ltd.	8,700	40,237
Daiho Corp.	4,300	96,997
Daiichi Jitsugyo Co. Ltd.	1,000	33,198
Dai-Ichi Seiko Co. Ltd.	4,300	75,890
Daiken Corp.	4,300	68,650
Daikyonishikawa Corp.	9,000	37,624
Daito Pharmaceutical Co. Ltd.	2,700	80,441
Daiwa Industries Ltd.	8,600	67,105
Daiwabo Holdings Co. Ltd.	4,300	310,716
Denyo Co. Ltd.	4,500	82,101
Dexerials Corp.	12,900	116,030
DKK Co. Ltd.	800	17,055

Security	Shares	Value

Japan (continued)
Doutor Nichires Holdings Co. Ltd.	8,600	$114,363
DTS Corp.	8,600	164,305
Duskin Co. Ltd.	8,600	213,272
Eagle Industry Co. Ltd.	4,300	25,297
EDION Corp.	21,500	206,805
Ehime Bank Ltd. (The)	8,600	91,425
Eiken Chemical Co. Ltd.	8,600	152,511
Eizo Corp.	4,300	159,425
Elan Corp.	4,300	72,148
Elecom Co. Ltd.	4,500	222,170
Elematec Corp.	4,300	34,447
EM Systems Co. Ltd.	8,600	69,545
EPS Holdings Inc.	8,600	73,693
ESPEC Corp.	4,400	74,117
Exedy Corp.	8,600	105,334
FCC Co. Ltd.	8,600	132,258
Feed One Co. Ltd.	21,500	40,873
Foster Electric Co. Ltd.	4,300	40,873
France Bed Holdings Co. Ltd.	4,300	32,780
Fuji Co. Ltd./Ehime	4,300	73,327
Fuji Pharma Co. Ltd.	4,300	42,744
Fujibo Holdings Inc.	4,300	124,449
Fujicco Co. Ltd.	4,300	82,275
Fujimori Kogyo Co. Ltd.	4,500	144,283
Fukuda Corp.	1,400	61,638
Fukui Computer Holdings Inc.	2,000	45,928
Future Corp.	4,400	73,202
G-7 Holdings Inc.	4,300	108,059
Gakken Holdings Co. Ltd.	5,900	74,608
Gecoss Corp.	4,600	38,199
Geo Holdings Corp.	8,800	119,769
Glory Ltd.	12,900	279,766
GMO Cloud KK(b)	1,000	67,909
Godo Steel Ltd.	4,300	74,100
Goldcrest Co. Ltd.	4,400	54,350
G-Tekt Corp.	4,500	37,156
GungHo Online Entertainment Inc.	9,680	176,608
Gurunavi Inc.	8,600	36,684
Halows Co. Ltd.	1,600	54,251
Hamakyorex Co. Ltd.	4,400	130,464
Heiwado Co. Ltd.	8,700	163,830
Hibiya Engineering Ltd.	4,500	75,291
Hioki E.E. Corp.	1,900	61,638
Hisaka Works Ltd.	8,600	58,239
Hochiki Corp.	4,300	43,761
Hogy Medical Co. Ltd.	4,300	129,329
Hokkaido Electric Power Co. Inc.	43,000	165,525
Hokuetsu Corp.	25,800	85,894
Hosiden Corp.	12,900	109,930
Hosokawa Micron Corp.	1,500	77,745
Ichikoh Industries Ltd.	8,600	36,277
Icom Inc.	4,300	112,330
Inaba Denki Sangyo Co. Ltd.	9,600	220,183
Inabata & Co. Ltd.	12,900	142,140
Ines Corp.	4,900	65,577
Infocom Corp.	4,600	145,749
Infomart Corp.	51,600	319,663
Internet Initiative Japan Inc.	6,500	230,233
IR Japan Holdings Ltd.	2,000	220,562
Ishihara Sangyo Kaisha Ltd.	9,000	56,181

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Itochu Enex Co. Ltd.	12,900	$100,535
Japan Aviation Electronics Industry Ltd.	12,900	162,638
Japan Medical Dynamic Marketing Inc.	4,300	63,241
Japan Pulp & Paper Co. Ltd.	1,400	47,801
Japan Wool Textile Co. Ltd. (The)	12,900	110,418
JCR Pharmaceuticals Co. Ltd.	4,300	420,117
JDC Corp.	8,600	43,191
Jeol Ltd.	8,600	237,511
JM Holdings Co. Ltd.	4,300	149,054
J-Oil Mills Inc.	3,300	123,910
Joshin Denki Co. Ltd.	4,500	86,782
JSP Corp.	4,300	55,636
JVCKenwood Corp.	43,000	54,091
K&O Energy Group Inc.	4,500	63,672
Kaga Electronics Co. Ltd.	4,500	85,165
Kaken Pharmaceutical Co. Ltd.	8,600	388,395
Kamei Corp.	4,600	41,332
Kanamoto Co. Ltd.	8,600	173,009
Kanematsu Corp.	17,200	186,755
Kanematsu Electronics Ltd.	4,300	163,899
Kanto Denka Kogyo Co. Ltd.	12,900	99,803
Katakura Industries Co. Ltd.	4,300	45,265
Keihanshin Building Co. Ltd.	8,600	105,416
Keihin Corp.	8,800	209,908
Keiyo Bank Ltd. (The)	25,800	115,908
Kenedix Inc.	55,900	254,307
Kissei Pharmaceutical Co. Ltd.	4,300	89,717
Koa Corp.	300	2,562
Koatsu Gas Kogyo Co. Ltd.	8,600	60,516
Kohnan Shoji Co. Ltd.	4,300	159,832
Komori Corp.	8,600	56,612
Konica Minolta Inc.	111,800	293,960
Konishi Co. Ltd.	4,300	59,012
Kurabo Industries Ltd.	4,500	82,782
Kureha Corp.	4,300	176,100
Kyokuto Kaihatsu Kogyo Co. Ltd.	8,600	108,181
KYORIN Holdings Inc.	8,600	156,415
Life Corp.	4,300	198,671
Marudai Food Co. Ltd.	4,300	72,636
Maruwa Co. Ltd./Aichi	2,000	172,137
Maruzen Showa Unyu Co. Ltd.	4,300	127,296
Marvelous Inc.	8,700	53,074
Matsuda Sangyo Co. Ltd.	4,300	66,088
Max Co. Ltd.	4,300	64,217
Maxvalu Tokai Co. Ltd.	4,300	97,200
MCJ Co. Ltd.	17,200	146,736
Meidensha Corp.	8,600	127,133
Meisei Industrial Co. Ltd.	10,100	76,134
Menicon Co. Ltd.	7,100	346,505
Micronics Japan Co. Ltd.	9,000	85,208
Mimasu Semiconductor Industry Co. Ltd.	4,500	95,763
Mitsubishi Research Institute Inc.	800	31,779
Mitsuboshi Belting Ltd.	4,300	70,969
Mitsui Sugar Co. Ltd.	4,500	81,718
Mitsuuroko Group Holdings Co. Ltd.	8,600	86,057
Mizuno Corp.	4,300	71,375
Mochida Pharmaceutical Co. Ltd.	4,800	175,693
Monogatari Corp. (The)	1,200	81,491
MTI Ltd.	4,300	32,942
Musashino Bank Ltd. (The)	8,600	115,258

Security	Shares	Value

Japan (continued)
Nagaileben Co. Ltd.	4,300	$107,734
NEC Networks & System Integration Corp.	17,200	362,773
Nichiden Corp.	4,300	89,677
Nichiha Corp.	4,300	87,155
Nichireki Co. Ltd.	4,300	64,624
Nihon Kohden Corp.	21,500	739,171
Nippon Fine Chemical Co. Ltd.	4,300	58,686
Nippon Flour Mills Co. Ltd.	8,600	135,105
Nippon Light Metal Holdings Co. Ltd.	141,900	232,183
Nippon Road Co. Ltd. (The)	1,500	105,268
Nippon Seiki Co. Ltd.	8,600	96,468
Nippon Signal Co. Ltd.	13,500	127,684
Nippon Soda Co. Ltd.	4,300	109,767
Nishio Rent All Co. Ltd.	4,400	83,481
Nisshin Oillio Group Ltd. (The)	5,900	177,731
Nissin Corp.	4,400	60,342
Nissin Electric Co. Ltd.	12,900	120,667
Nitto Boseki Co. Ltd.	4,600	215,142
Nitto Kohki Co. Ltd.	4,500	86,314
Noritake Co. Ltd./Nagoya Japan	4,300	128,719
NS United Kaiun Kaisha Ltd.	4,300	58,158
Ohsho Food Service Corp.	4,300	204,162
Oiles Corp.	4,300	54,823
Okabe Co. Ltd.	8,600	57,344
Okinawa Electric Power Co. Inc. (The)	9,336	145,342
Okuwa Co. Ltd.	4,300	59,703
Organo Corp.	1,700	85,217
Osaka Soda Co. Ltd.	4,500	96,401
OSAKA Titanium Technologies Co. Ltd.	4,300	31,966
Osaki Electric Co. Ltd.	13,000	60,986
OSJB Holdings Corp.	30,100	64,055
Oyo Corp.	4,400	56,306
Pack Corp. (The)	4,300	107,124
PAL GROUP Holdings Co. Ltd.	4,300	44,289
Paramount Bed Holdings Co. Ltd.	4,300	183,217
Press Kogyo Co. Ltd.	25,800	65,885
Prima Meat Packers Ltd.	4,300	113,956
Proto Corp.	4,900	48,198
Raito Kogyo Co. Ltd.	12,900	178,499
Raiznext Corp.	9,100	102,163
Raysum Co. Ltd.	4,300	35,098
Riken Keiki Co. Ltd.	4,400	101,916
Riken Vitamin Co. Ltd.	4,300	89,758
Riso Kagaku Corp.	4,300	49,983
Rock Field Co. Ltd.	4,300	49,454
Ryobi Ltd.	4,600	43,725
S.T. Corp.	4,300	83,169
Saizeriya Co. Ltd.	8,600	133,478
Sakai Chemical Industry Co. Ltd.	4,500	81,888
Sakata INX Corp.	8,600	79,143
San ju San Financial Group Inc.	4,300	50,878
San-Ai Oil Co. Ltd.	12,900	103,830
Sanyo Chemical Industries Ltd.	4,000	170,434
SB Technology Corp.	4,300	131,566
SBS Holdings Inc.	4,300	90,775
Seikagaku Corp.	8,800	82,981
Sekisui Jushi Corp.	4,300	80,485
Sekisui Kasei Co. Ltd.	4,400	21,141
Shikoku Chemicals Corp.	4,300	43,883
Shin-Etsu Polymer Co. Ltd.	9,200	73,875

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shinko Electric Industries Co. Ltd.	17,500	$260,522
Shinko Shoji Co. Ltd.	8,600	68,650
Shinnihon Corp.	4,400	32,460
Shizuoka Gas Co. Ltd.	12,900	103,098
Shoei Foods Corp.	2,500	85,950
Showa Corp.	13,100	275,803
Showa Sangyo Co. Ltd.	4,300	139,090
Sinfonia Technology Co. Ltd.	4,300	40,588
Sinko Industries Ltd.	4,400	58,095
Sintokogio Ltd.	12,900	84,796
SKY Perfect JSAT Holdings Inc.	34,400	126,239
Software Service Inc.	600	61,742
St. Marc Holdings Co. Ltd.	4,400	60,675
Starzen Co. Ltd.	1,300	46,538
Stella Chemifa Corp.	4,300	109,442
Sumitomo Densetsu Co. Ltd.	4,500	91,422
Sumitomo Mitsui Construction Co. Ltd.	38,740	149,493
Sun Frontier Fudousan Co. Ltd.	8,900	68,520
Tachibana Eletech Co. Ltd.	4,300	65,966
Tachi-S Co. Ltd.	4,300	34,122
Taiko Pharmaceutical Co. Ltd.	4,300	93,703
Taiyo Yuden Co. Ltd.	30,100	945,162
Takara Standard Co. Ltd.	8,600	115,095
Takasago International Corp.	4,300	81,827
Tama Home Co. Ltd.	4,300	44,167
Tamron Co. Ltd.	4,400	69,706
Tamura Corp.	17,500	69,186
Tatsuta Electric Wire and Cable Co. Ltd.	9,000	48,860
Tayca Corp.	4,300	51,894
Tekken Corp.	4,300	76,215
Tenma Corp.	4,300	62,265
TKC Corp.	4,300	236,697
Tocalo Co. Ltd.	12,900	143,604
Toenec Corp.	1,400	49,125
Toho Holdings Co. Ltd.	12,900	219,372
Tokai Corp./Gifu	4,600	91,713
Tokai Rika Co. Ltd.	12,900	159,954
Tokuyama Corp.	12,900	298,922
Tokyo Steel Manufacturing Co. Ltd.	21,500	120,585
Tokyu Construction Co. Ltd.	21,500	99,641
Tonami Holdings Co. Ltd.	1,200	64,012
Topre Corp.	9,000	86,484
Topy Industries Ltd.	4,500	46,094
Torii Pharmaceutical Co. Ltd.	3,900	124,676
Tosei Corp.	8,800	68,000
Toshiba TEC Corp.	4,300	164,509
Towa Pharmaceutical Co. Ltd.	8,600	153,650
Toyo Construction Co. Ltd.	21,500	74,425
Toyo Gosei Co. Ltd.	1,200	98,061
TPR Co. Ltd.	4,500	54,308
TS Tech Co. Ltd.	8,600	216,932
Tsubakimoto Chain Co.	8,600	199,932
Tsurumi Manufacturing Co. Ltd.	4,500	76,823
TV Asahi Holdings Corp.	4,300	58,727
Unipres Corp.	9,000	66,736
Valor Holdings Co. Ltd.	8,600	186,348
Valqua Ltd.	4,400	74,949
Vital KSK Holdings Inc.	9,200	88,406
Wakita & Co. Ltd.	8,600	73,531
Warabeya Nichiyo Holdings Co. Ltd.	4,500	64,906

Security	Shares	Value

Japan (continued)
World Co. Ltd.	4,300	$50,349
Xebio Holdings Co. Ltd.	4,300	27,655
Yahagi Construction Co. Ltd.	9,000	64,267
YAMABIKO Corp.	8,800	71,495
YAMADA Consulting Group Co. Ltd.	4,300	45,550
Yamazen Corp.	12,900	116,396
Yellow Hat Ltd.	9,000	117,639
Yodogawa Steel Works Ltd.	4,300	70,684
Yokowo Co. Ltd.	4,300	96,306
Yondoshi Holdings Inc.	4,300	71,660
Yorozu Corp.	4,500	42,944
Yuasa Trading Co. Ltd.	4,500	119,640
Yurtec Corp.	8,700	49,700
ZERIA Pharmaceutical Co. Ltd.	4,300	75,930
Zuken Inc.	4,300	124,652

		33,417,927

Netherlands — 5.0%
Arcadis NV(a)(b)	18,432	378,158
ASM International NV	11,657	1,763,714
ASR Nederland NV	34,894	1,127,695
BE Semiconductor Industries NV	18,243	807,237
Cementir Holding NV	10,377	71,784
Flow Traders(c)	8,858	326,807
ForFarmers NV	9,944	64,085
Koninklijke BAM Groep NV(a)	70,563	109,641
NIBC Holding NV(b)(c)	9,361	80,917
NSI NV	4,698	168,328
Pharming Group NV(a)(b)	159,444	179,455
SIF Holding NV(a)	3,053	38,990
Signify NV(a)(c)	32,387	970,845
Vastned Retail NV	3,185	80,598

		6,168,254

Norway — 0.6%
BW LPG Ltd.(c)	21,199	87,002
Crayon Group Holding ASA(a)(c)	8,815	68,937
Europris ASA(c)	42,269	207,088
Fjordkraft Holding ASA(c)	22,370	199,828
Selvaag Bolig ASA	10,326	57,551
Stolt-Nielsen Ltd.	6,307	56,756

		677,162

Singapore — 0.7%
AIMS APAC REIT	129,000	112,886
First REIT	154,800	62,652
Japfa Ltd.	107,500	51,739
Sasseur Real Estate Investment Trust(b)	98,900	55,894
Sheng Siong Group Ltd.	172,700	214,096
SIIC Environment Holdings Ltd.	288,100	43,069
Starhill Global REIT	369,800	125,397
Yanlord Land Group Ltd.	154,800	137,720

		803,453

Spain — 1.2%
Acciona SA	3,698	410,177
Atresmedia Corp. de Medios de Comunicacion SA	22,446	61,313
eDreams ODIGEO SA(a)	17,078	36,148
Faes Farma SA	71,473	301,725
Grupo Empresarial San Jose SA(a)	5,418	28,094
Lar Espana Real Estate Socimi SA	15,093	79,421
Mediaset Espana Comunicacion SA(a)	40,076	131,744
Miquel y Costas & Miquel SA	4,902	68,400

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Pharma Mar SA	3,773	$397,303

		1,514,325

Sweden — 3.1%
AcadeMedia AB(c)	21,242	154,020
Arjo AB, Class B	55,341	343,035
Betsson AB	26,316	198,033
BioGaia AB, Class B	3,961	254,132
Biotage AB(a)	13,892	253,089
Bure Equity AB	12,298	336,706
Cellavision AB(a)	3,956	130,570
Clas Ohlson AB, Class B	9,718	109,917
Creades AB, Class A	1,118	86,561
Getinge AB, Class B	36,765	882,130
Inwido AB(a)	12,943	120,046
Kambi Group PLC(a)	6,235	150,457
Klovern AB, Class B	118,336	188,792
Lindab International AB	17,544	272,873
Ratos AB, Class B(a)	54,610	194,609
Scandi Standard AB(a)	11,997	89,319

		3,764,289

Switzerland — 7.2%
ALSO Holding AG, Registered	1,643	429,849
APG SGA SA(a)	345	64,548
Ascom Holding AG, Registered(a)	7,449	84,341
Bachem Holding AG, Class B, Registered	1,334	401,065
Belimo Holding AG	129	1,020,996
BKW AG	5,297	512,989
Burkhalter Holding AG	1,032	67,159
Coltene Holding AG, Registered	1,204	101,910
Galenica AG(c)	12,025	898,207
Gurit Holding AG, Bearer	90	159,679
Huber + Suhner AG, Registered	3,830	298,081
Implenia AG, Registered	3,483	152,384
Inficon Holding AG, Registered	432	352,837
Interroll Holding AG, Registered	163	385,237
Intershop Holding AG	283	173,900
Kardex Holding AG, Registered	1,550	268,528
Landis+Gyr Group AG(a)	5,461	336,172
LEM Holding SA, Registered	125	195,944
Orior AG	1,509	124,409
Rieter Holding AG, Registered(b)	698	57,546
Sensirion Holding AG(a)(b)(c)	2,150	104,463
SFS Group AG	4,214	398,377
Siegfried Holding AG, Registered	996	522,908
Tecan Group AG, Registered	3,006	1,268,223
TX Group AG	602	44,338
u-blox Holding AG	1,634	118,280
Vetropack Holding AG(a)	2,629	146,521
Zehnder Group AG, Registered	2,281	100,673

		8,789,564

United Kingdom — 20.0%
888 Holdings PLC	93,435	225,155
Advanced Medical Solutions Group PLC	48,467	122,137
AG Barr PLC	26,015	146,822
Aggreko PLC	65,112	328,848
AJ Bell PLC	72,756	412,526
Alfa Financial Software Holdings PLC(a)(c)	21,715	22,801
Alliance Pharma PLC	109,350	104,053
Anglo Pacific Group PLC	41,086	63,955

Security	Shares	Value

United Kingdom (continued)
Ashmore Group PLC	105,866	$542,457
Bakkavor Group PLC(c)	40,463	33,989
Big Yellow Group PLC	40,247	538,278
Bodycote PLC	48,418	357,779
Brewin Dolphin Holdings PLC	77,020	265,358
Centamin PLC	292,805	782,064
Central Asia Metals PLC	42,918	93,282
CMC Markets PLC(c)	29,070	122,476
Craneware PLC(b)	5,160	111,069
CVS Group PLC	16,985	253,915
Derwent London PLC	26,858	1,013,822
Dialog Semiconductor PLC(a)	18,249	837,282
Dunelm Group PLC	25,563	412,683
EMIS Group PLC	14,244	186,952
Empiric Student Property PLC	155,317	131,485
Equiniti Group PLC(c)	93,018	156,026
Ferrexpo PLC	74,443	173,527
Forterra PLC(c)	50,276	102,412
Frontier Developments PLC(a)	5,464	139,414
Games Workshop Group PLC	7,664	883,180
Go-Ahead Group PLC (The)	10,838	88,194
Greggs PLC	25,640	402,147
Halfords Group PLC	50,571	96,907
Helical PLC	27,649	110,501
Hochschild Mining PLC	65,833	232,086
Hotel Chocolat Group PLC(b)	11,875	45,823
Howden Joinery Group PLC	151,704	976,243
Ibstock PLC(c)	100,710	210,037
Ideagen PLC	45,580	107,683
IG Design Group PLC	12,126	83,397
IG Group Holdings PLC	93,502	903,229
Indivior PLC(a)	184,986	333,599
iomart Group PLC(b)	23,609	107,524
Judges Scientific PLC	1,204	80,593
Jupiter Fund Management PLC	116,706	347,404
Just Group PLC(a)	261,182	153,575
Kainos Group PLC	20,134	290,685
Keller Group PLC	18,234	134,738
LondonMetric Property PLC	178,340	540,704
LXI REIT PLC	129,473	179,110
Man Group PLC	381,195	620,645
Marshalls PLC	49,930	389,594
McCarthy & Stone PLC(a)(c)	135,321	116,867
Mediclinic International PLC	103,372	364,425
Mitchells & Butlers PLC(a)	50,636	101,683
Moneysupermarket.com Group PLC	136,531	526,839
Morgan Sindall Group PLC	9,675	132,572
NCC Group PLC	70,477	156,327
Numis Corp. PLC	16,817	62,906
Pagegroup PLC	83,474	383,459
Patisserie Holdings PLC(a)(e)	3,062	0	(d)
Petropavlovsk PLC(a)	461,390	219,218
Pets at Home Group PLC	126,807	518,276
Picton Property Income Ltd. (The)	140,416	125,321
Plus500 Ltd.	24,349	382,378
Polypipe Group PLC	57,725	306,844
Premier Foods PLC(a)	152,959	174,459
PZ Cussons PLC	54,977	137,387
Redde Northgate PLC	63,147	137,084
Royal Mail PLC	226,137	477,559

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Intl Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Sabre Insurance Group PLC(c)	62,828	$250,271
Safestore Holdings PLC	53,149	533,300
Savills PLC	35,050	344,103
Schroder REIT Ltd.	131,416	59,766
Serica Energy PLC	46,053	70,841
Silence Therapeutics PLC(a)	7,267	45,114
Softcat PLC	29,199	483,262
Spire Healthcare Group PLC(c)	73,901	72,940
Spirent Communications PLC	153,682	564,781
Stagecoach Group PLC	100,921	62,812
Standard Life Investment Property Income Trust Ltd.	94,142	70,306
Strix Group PLC	50,441	138,366
Tate & Lyle PLC	118,472	1,012,580
Telecom Plus PLC	15,899	279,624
TORM PLC	7,654	56,506
UK Commercial Property REIT Ltd.	193,077	174,095
Vectura Group PLC	150,758	197,672
Victrex PLC	21,414	526,704
Warehouse REIT PLC	77,960	112,555
Watkin Jones PLC	37,508	68,035

		24,445,402

Total Common Stocks — 99.3% (Cost: $116,643,669)		121,415,109

Preferred Stocks

Germany — 0.2%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS(b)	2,196	206,183
STO SE & Co. KGaA, Preference Shares, NVS	655	75,208

		281,391

Total Preferred Stocks — 0.2% (Cost: $222,254)		281,391

Rights

Italy — 0.0%
Ascopiave SpA, (Expires 09/30/20)(a)	23,224	0	(d)

Total Rights — 0.0% (Cost: $0)		0	(d)

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(f)(g)(h)	1,477,173	1,478,797
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(f)(g)	40,000	40,000

		1,518,797

Total Short-Term Investments — 1.3% (Cost: $1,517,587)		1,518,797

Total Investments in Securities — 100.8% (Cost: $118,383,510)		123,215,297

Other Assets, Less Liabilities — (0.8)%		(942,253)

Net Assets — 100.0%		$122,273,044

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rounds to less than $1.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Intl Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,505,999	$—		$(27,927	)(a)	$(94)	$819	$1,478,797	1,477,173	$39,473	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	25,000	15,000	(a)	—		—	—	40,000	40,000	565		—

						$(94)	$819	$1,518,797		$40,038		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	9	09/18/20	$339	$(6,730)
FTSE 100 Index	3	09/18/20	232	(12,255)

				$(18,985)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$18,985

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$71,000

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(18,985)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$327,766

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor Intl Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3		Total

Investments
Assets
Common Stocks	$121,415,109	$—		$0	(a)	$121,415,109
Preferred Stocks	281,391	—		—		281,391
Rights	—	0	(a)	—		0	(a)
Money Market Funds	1,518,797	—		—		1,518,797

	$123,215,297	$0	(a)	$0	(a)	$123,215,297

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(18,985)	$—		$—		$(18,985)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments July 31, 2020	iShares® Edge MSCI Multifactor USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Huntington Ingalls Industries Inc.	12,847	$2,231,653
Teledyne Technologies Inc.(a)	11,449	3,511,408
Textron Inc.	79,851	2,789,994

		8,533,055

Air Freight & Logistics — 1.1%
CH Robinson Worldwide Inc.	47,353	4,437,923
Expeditors International of Washington Inc.	59,595	5,036,374

		9,474,297

Auto Components — 0.8%
Autoliv Inc.	26,622	1,731,229
BorgWarner Inc.	72,276	2,645,302
Lear Corp.	18,193	2,008,143

		6,384,674

Biotechnology — 4.5%
Alexion Pharmaceuticals Inc.(a)	77,728	7,966,343
Biogen Inc.(a)	60,950	16,742,355
Regeneron Pharmaceuticals Inc.(a)	20,783	13,136,311

		37,845,009

Building Products — 1.2%
Carrier Global Corp.	287,859	7,841,279
Owens Corning	37,913	2,292,599

		10,133,878

Capital Markets — 2.5%
Franklin Resources Inc.	94,812	1,995,792
MarketAxess Holdings Inc.	11,880	6,138,396
SEI Investments Co.	45,179	2,364,217
T Rowe Price Group Inc.	74,107	10,234,177

		20,732,582

Chemicals — 1.6%
Celanese Corp.	38,930	3,783,996
Eastman Chemical Co.	47,618	3,553,731
LyondellBasell Industries NV, Class A	93,684	5,857,124

		13,194,851

Commercial Services & Supplies — 0.3%
Rollins Inc.	45,564	2,387,554

Communications Equipment — 0.7%
F5 Networks Inc.(a)	21,287	2,892,903
Juniper Networks Inc.	115,734	2,937,329

		5,830,232

Construction & Engineering — 0.4%
Jacobs Engineering Group Inc.	42,631	3,638,556

Containers & Packaging — 0.6%
Packaging Corp. of America	29,703	2,855,052
Westrock Co.	90,496	2,430,723

		5,285,775

Diversified Financial Services — 0.3%
Voya Financial Inc.	44,041	2,175,625

Diversified Telecommunication Services — 2.6%
AT&T Inc.	619,830	18,334,571
Verizon Communications Inc.	62,927	3,617,044

		21,951,615

Electric Utilities — 3.1%
Exelon Corp.	305,655	11,801,340
NRG Energy Inc.	86,710	2,931,665

Security	Shares	Value

Electric Utilities (continued)
OGE Energy Corp.	70,090	$2,305,961
Pinnacle West Capital Corp.	39,370	3,270,860
PPL Corp.	223,596	5,952,125

		26,261,951

Electrical Equipment — 1.5%
Eaton Corp. PLC	131,382	12,235,606

Electronic Equipment, Instruments & Components — 2.9%
Arrow Electronics Inc.(a)	26,682	1,910,965
CDW Corp./DE	45,527	5,292,514
FLIR Systems Inc.	43,488	1,811,710
Keysight Technologies Inc.(a)	58,230	5,816,595
TE Connectivity Ltd.	105,681	9,413,006

		24,244,790

Entertainment — 2.2%
Activision Blizzard Inc.	43,687	3,609,857
Electronic Arts Inc.(a)	101,695	14,402,046

		18,011,903

Equity Real Estate Investment Trusts (REITs) — 3.9%
AvalonBay Communities Inc.	12,991	1,989,182
Camden Property Trust	29,896	2,714,856
Duke Realty Corp.	111,421	4,478,010
Essex Property Trust Inc.	5,310	1,172,129
Host Hotels & Resorts Inc.	229,015	2,468,782
Medical Properties Trust Inc.	159,999	3,220,780
National Retail Properties Inc.	51,921	1,840,599
Omega Healthcare Investors Inc.	79,354	2,569,483
Public Storage	49,432	9,880,468
Vornado Realty Trust	56,843	1,962,220

		32,296,509

Food & Staples Retailing — 5.4%
Kroger Co. (The)	281,061	9,778,112
Walgreens Boots Alliance Inc.	264,351	10,761,729
Walmart Inc.	185,947	24,061,542

		44,601,383

Food Products — 1.4%
Ingredion Inc.	23,806	2,059,219
JM Smucker Co. (The)	35,881	3,923,587
Tyson Foods Inc., Class A	92,707	5,696,845

		11,679,651

Gas Utilities — 0.5%
Atmos Energy Corp.	36,253	3,842,455

Health Care Equipment & Supplies — 2.8%
Cooper Companies Inc. (The)	15,302	4,329,395
ResMed Inc.	45,202	9,153,857
Varian Medical Systems Inc.(a)	28,156	4,018,424
West Pharmaceutical Services Inc.	23,205	6,239,128

		23,740,804

Health Care Providers & Services — 6.9%
Anthem Inc.	75,484	20,667,519
DaVita Inc.(a)(b)	30,787	2,690,476
Henry Schein Inc.(a)	50,209	3,450,865
Humana Inc.	46,252	18,151,597
Molina Healthcare Inc.(a)	20,042	3,701,757
Quest Diagnostics Inc.	42,365	5,383,321
Universal Health Services Inc., Class B	27,831	3,058,627

		57,104,162

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology — 0.9%
Cerner Corp.	109,514	$7,605,747

Household Durables — 2.0%
Garmin Ltd.	41,133	4,055,302
Mohawk Industries Inc.(a)	21,312	1,701,763
NVR Inc.(a)	1,097	4,311,375
PulteGroup Inc.	81,736	3,563,690
Whirlpool Corp.	19,932	3,251,308

		16,883,438

Insurance — 3.7%
Alleghany Corp.	4,526	2,364,020
Arch Capital Group Ltd.(a)	43,504	1,337,748
Athene Holding Ltd., Class A(a)	38,701	1,248,107
Brown & Brown Inc.	75,013	3,410,841
Erie Indemnity Co., Class A, NVS	8,184	1,719,622
Everest Re Group Ltd.	12,782	2,796,574
Fidelity National Financial Inc.	96,502	3,122,805
Globe Life Inc.	32,516	2,588,274
Hartford Financial Services Group Inc. (The)	113,451	4,801,246
Lincoln National Corp.	62,811	2,340,966
Loews Corp.	85,388	3,108,977
Reinsurance Group of America Inc.	19,856	1,692,724

		30,531,904

Internet & Direct Marketing Retail — 1.8%
Amazon.com Inc.(a)	4,725	14,953,113

IT Services — 2.8%
Akamai Technologies Inc.(a)	56,876	6,395,138
Black Knight Inc.(a)	47,055	3,525,361
Booz Allen Hamilton Holding Corp.	44,115	3,606,842
EPAM Systems Inc.(a)	17,253	5,004,750
Jack Henry & Associates Inc.	26,931	4,801,797

		23,333,888

Life Sciences Tools & Services — 2.2%
Agilent Technologies Inc.	97,352	9,377,918
Bio-Rad Laboratories Inc., Class A(a)	7,851	4,120,911
Waters Corp.(a)(b)	21,003	4,476,790

		17,975,619

Machinery — 1.4%
Cummins Inc.	46,356	8,958,760
Snap-on Inc.	18,177	2,651,479

		11,610,239

Media — 1.2%
Cable One Inc.	1,605	2,925,209
Discovery Inc., Class A(a)	56,861	1,199,767
Discovery Inc., Class C, NVS(a)	118,360	2,242,922
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	52,569	1,839,389
News Corp., Class A, NVS	124,127	1,578,896

		9,786,183

Metals & Mining — 0.7%
Nucor Corp.	94,785	3,976,231
Steel Dynamics Inc.	76,355	2,092,890

		6,069,121

Multi-Utilities — 1.8%
Ameren Corp.	77,331	6,205,039
Public Service Enterprise Group Inc.	156,765	8,769,434

		14,974,473

Multiline Retail — 2.4%
Target Corp.	160,309	20,179,697

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.5%
Cabot Oil & Gas Corp.	139,556	$2,609,697
HollyFrontier Corp.	50,263	1,382,233

		3,991,930

Pharmaceuticals — 0.9%
Jazz Pharmaceuticals PLC(a)	19,659	2,128,087
Mylan NV(a)	180,729	2,911,544
Perrigo Co. PLC	40,557	2,150,332

		7,189,963

Professional Services — 0.2%
Robert Half International Inc.	36,887	1,876,442

Real Estate Management & Development — 0.8%
CBRE Group Inc., Class A(a)	117,520	5,148,551
Jones Lang LaSalle Inc.	18,047	1,785,029

		6,933,580

Road & Rail — 1.5%
AMERCO	2,818	895,363
Kansas City Southern	31,310	5,380,624
Old Dominion Freight Line Inc.(b)	33,572	6,137,633

		12,413,620

Semiconductors & Semiconductor Equipment — 7.1%
Intel Corp.	427,087	20,384,863
Micron Technology Inc.(a)	388,970	19,469,893
Qorvo Inc.(a)	40,618	5,205,197
Skyworks Solutions Inc.	59,735	8,696,221
Teradyne Inc.(b)	58,832	5,233,695

		58,989,869

Software — 10.0%
ANSYS Inc.(a)	26,455	8,216,923
Cadence Design Systems Inc.(a)	98,363	10,746,158
Citrix Systems Inc.	40,807	5,825,607
Intuit Inc.	72,481	22,206,004
Microsoft Corp.	108,095	22,160,556
NortonLifeLock Inc.	201,411	4,320,266
Synopsys Inc.(a)	47,274	9,417,926

		82,893,440

Specialty Retail — 1.0%
Best Buy Co. Inc.	81,764	8,142,877

Technology Hardware, Storage & Peripherals — 6.4%
Apple Inc.	76,946	32,705,128
Hewlett Packard Enterprise Co.	453,993	4,480,911
HP Inc.	503,199	8,846,239
NetApp Inc.	77,438	3,430,503
Seagate Technology PLC	82,455	3,728,615

		53,191,396

Textiles, Apparel & Luxury Goods — 1.0%
Lululemon Athletica Inc.(a)	22,904	7,457,313
Ralph Lauren Corp.	17,545	1,250,959

		8,708,272

Trading Companies & Distributors — 1.3%
HD Supply Holdings Inc.(a)	56,779	1,992,943
United Rentals Inc.(a)	26,112	4,057,021
WW Grainger Inc.	14,588	4,982,240

		11,032,204

Total Common Stocks — 99.8% (Cost: $770,507,955)		830,853,932

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(c)(d)(e)	1,352,276	$1,353,763
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(c)(d)	818,000	818,000

		2,171,763

Total Short-Term Investments — 0.3% (Cost: $2,170,057)		2,171,763

Total Investments in Securities — 100.1% (Cost: $772,678,012)		833,025,695

Other Assets, Less Liabilities — (0.1)%		(771,941)

Net Assets — 100.0%		$832,253,754

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,242,451	$—	$(898,803	)(a)	$8,795	$1,320	$1,353,763	1,352,276	$43,423	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,949,000	—	(1,131,000	)(a)	—	—	818,000	818,000	17,858		—

					$8,795	$1,320	$2,171,763		$61,281		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	5	09/18/20	$816	$40,621
S&P MidCap 400 E-Mini Index	2	09/18/20	372	25,766

				$66,387

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$66,387

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA ETF

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(17,457)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$66,387

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,433,939

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$830,853,932	$—	$—	$830,853,932
Money Market Funds	2,171,763	—	—	2,171,763

	$833,025,695	$—	$—	$833,025,695

Derivative financial instruments(a)
Assets
Futures Contracts	$66,387	$—	$—	$66,387

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments July 31, 2020	iShares® Edge MSCI Multifactor USA Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.4%
Expeditors International of Washington Inc.	446	$37,692

Auto Components — 1.0%
BorgWarner Inc.	127	4,648
Lear Corp.	201	22,187

		26,835

Building Products — 3.0%
Carrier Global Corp.	1,901	51,783
Lennox International Inc.	23	6,167
Owens Corning	378	22,858

		80,808

Capital Markets — 2.3%
MarketAxess Holdings Inc.	76	39,269
SEI Investments Co.	446	23,339

		62,608

Chemicals — 2.4%
Celanese Corp.	308	29,938
Eastman Chemical Co.	467	34,852

		64,790

Communications Equipment — 2.2%
F5 Networks Inc.(a)	212	28,811
Juniper Networks Inc.	1,157	29,365

		58,176

Construction & Engineering — 1.2%
Jacobs Engineering Group Inc.	392	33,457

Consumer Finance — 0.9%
Ally Financial Inc.	1,184	23,798

Containers & Packaging — 2.1%
Packaging Corp. of America	325	31,239
Westrock Co.	901	24,201

		55,440

Diversified Financial Services — 2.0%
Equitable Holdings Inc.	1,463	29,933
Voya Financial Inc.	462	22,823

		52,756

Electric Utilities — 3.1%
NRG Energy Inc.	838	28,333
OGE Energy Corp.	699	22,997
Pinnacle West Capital Corp.	393	32,650

		83,980

Electronic Equipment, Instruments & Components — 2.9%
Arrow Electronics Inc.(a)	283	20,268
FLIR Systems Inc.	471	19,622
Keysight Technologies Inc.(a)	376	37,559

		77,449

Equity Real Estate Investment Trusts (REITs) — 6.7%
Healthpeak Properties Inc.	1,172	31,984
Host Hotels & Resorts Inc.	2,150	23,177
Medical Properties Trust Inc.	1,710	34,422
National Retail Properties Inc.	577	20,455
Omega Healthcare Investors Inc.	790	25,580
VEREIT Inc.	3,691	24,029
Vornado Realty Trust	566	19,538

		179,185

Security	Shares	Value

Food Products — 1.9%
Ingredion Inc.	233	$20,155
JM Smucker Co. (The)	292	31,930

		52,085

Gas Utilities — 0.7%
UGI Corp.	599	19,971

Health Care Equipment & Supplies — 5.3%
Cooper Companies Inc. (The)	113	31,971
Masimo Corp.(a)	124	27,295
Varian Medical Systems Inc.(a)	266	37,963
West Pharmaceutical Services Inc.	163	43,826

		141,055

Health Care Providers & Services — 6.0%
DaVita Inc.(a)	306	26,741
Henry Schein Inc.(a)	500	34,365
Molina Healthcare Inc.(a)	165	30,476
Quest Diagnostics Inc.	307	39,011
Universal Health Services Inc., Class B	277	30,442

		161,035

Household Durables — 4.9%
Mohawk Industries Inc.(a)	212	16,928
NVR Inc.(a)	10	39,302
PulteGroup Inc.	892	38,891
Whirlpool Corp.	219	35,723

		130,844

Household Products — 1.8%
Church & Dwight Co. Inc.	498	47,972

Insurance — 2.7%
Erie Indemnity Co., Class A, NVS	89	18,701
Fidelity National Financial Inc.	961	31,098
Hartford Financial Services Group Inc. (The)	524	22,175

		71,974

Interactive Media & Services — 0.8%
Match Group Inc(a)	198	20,335

IT Services — 6.8%
Akamai Technologies Inc.(a)	355	39,916
Booz Allen Hamilton Holding Corp.	424	34,666
EPAM Systems Inc.(a)	146	42,352
Jack Henry & Associates Inc.	178	31,737
Western Union Co. (The)	1,445	35,085

		183,756

Life Sciences Tools & Services — 2.2%
Bio-Rad Laboratories Inc., Class A(a)	41	21,520
Waters Corp.(a)	171	36,449

		57,969

Machinery — 1.0%
Snap-on Inc.	182	26,548

Media — 3.0%
Cable One Inc.	16	29,161
Discovery Inc., Class A(a)	552	11,647
Discovery Inc., Class C, NVS(a)	1,181	22,380
News Corp., Class A, NVS	1,356	17,248

		80,436

Metals & Mining — 0.8%
Steel Dynamics Inc.	745	20,421

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities — 1.5%
Ameren Corp.	505	$40,521

Oil, Gas & Consumable Fuels — 1.5%
Cabot Oil & Gas Corp.	1,389	25,974
HollyFrontier Corp.	537	14,768

		40,742

Pharmaceuticals — 2.8%
Jazz Pharmaceuticals PLC(a)	197	21,325
Mylan NV(a)	1,799	28,982
Perrigo Co. PLC	461	24,442

		74,749

Professional Services — 0.8%
Robert Half International Inc.	402	20,450

Real Estate Management & Development — 1.9%
CBRE Group Inc., Class A(a)	731	32,025
Jones Lang LaSalle Inc.	180	17,804

		49,829

Road & Rail — 1.5%
Old Dominion Freight Line Inc.	220	40,220

Semiconductors & Semiconductor Equipment — 6.5%
Maxim Integrated Products Inc.	615	41,876
Qorvo Inc.(a)	320	41,008
Skyworks Solutions Inc.	328	47,750
Teradyne Inc.	502	44,658

		175,292

Software — 6.4%
Cadence Design Systems Inc.(a)	471	51,457
Citrix Systems Inc.	253	36,118
NortonLifeLock Inc.	1,563	33,526
Synopsys Inc.(a)	250	49,805

		170,906

Specialty Retail — 1.6%
Best Buy Co. Inc.	444	44,218

Technology Hardware, Storage & Peripherals — 2.2%
NetApp Inc.	680	30,124
Seagate Technology PLC	633	28,624

		58,748

Textiles, Apparel & Luxury Goods — 0.4%
Ralph Lauren Corp.	170	12,121

Trading Companies & Distributors — 3.6%
HD Supply Holdings Inc.(a)	566	19,867
United Rentals Inc.(a)	238	36,978
WW Grainger Inc.	114	38,934

		95,779

Total Common Stocks — 99.8% (Cost: $2,531,090)		2,674,950

Total Investments in Securities — 99.8% (Cost: $2,531,090)		2,674,950

Other Assets, Less Liabilities — 0.2%		5,078

Net Assets — 100.0%		$2,680,028

(a)	Non-income producing security.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA Mid-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$0	(b)	$(32)	$—	$—	—	$839	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	1,000	—	(1,000	)(b)	—	—	—	—	29		—

					$(32)	$—	$—		$868		$—

(a)	As of year end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,674,950	$—	$—	$2,674,950

See notes to financial statements.

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® Edge MSCI Multifactor USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
Moog Inc., Class A	26,629	$1,430,510
National Presto Industries Inc.	4,133	352,917
Park Aerospace Corp.	16,564	178,560
Vectrus Inc.(a)	9,715	427,363

		2,389,350

Air Freight & Logistics — 0.6%
Echo Global Logistics Inc.(a)	23,198	581,458
Forward Air Corp.	23,915	1,243,341
Hub Group Inc., Class A(a)	28,347	1,499,556

		3,324,355

Airlines — 0.0%
SkyWest Inc.	10,652	280,254

Auto Components — 0.7%
Cooper Tire & Rubber Co.	42,707	1,326,480
Gentherm Inc.(a)	27,879	1,080,869
Standard Motor Products Inc.	17,182	781,437
Stoneridge Inc.(a)(b)	21,975	455,322

		3,644,108

Banks — 1.4%
Amalgamated Bank, Class A	11,862	137,006
Arrow Financial Corp.	12,140	331,422
Bancorp. Inc. (The)(a)	43,260	407,942
Camden National Corp.	12,785	405,157
Capital City Bank Group Inc.	9,751	183,611
Community Trust Bancorp. Inc.	13,518	413,786
Financial Institutions Inc.	13,671	201,921
First BanCorp./Puerto Rico	175,413	954,247
First Community Bankshares Inc.	13,961	273,077
First Financial Corp./IN	9,905	331,124
Great Southern Bancorp. Inc.	9,631	347,390
Hanmi Financial Corp.	11,501	106,154
Independent Bank Corp./MI	18,242	254,750
Popular Inc.	81,241	3,014,853

		7,362,440

Beverages — 1.1%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	7,655	6,203,918

Biotechnology — 2.5%
Anika Therapeutics Inc.(a)(b)	12,424	452,234
Applied Therapeutics Inc.(a)(b)	11,203	289,037
Arrowhead Pharmaceuticals Inc.(a)(b)	78,867	3,396,802
BioSpecifics Technologies Corp.(a)(b)	4,946	309,916
Castle Biosciences Inc.(a)(b)	6,575	254,584
Catalyst Pharmaceuticals Inc.(a)(b)	83,425	358,728
Coherus Biosciences Inc.(a)	47,682	838,726
Cue Biopharma Inc.(a)	17,947	339,378
Eagle Pharmaceuticals Inc./DE(a)(b)	9,849	456,895
Myriad Genetics Inc.(a)(b)	63,360	764,755
United Therapeutics Corp.(a)	37,298	4,157,608
Vanda Pharmaceuticals Inc.(a)(b)	45,288	456,503
Veracyte Inc.(a)(b)	40,159	1,432,472
XBiotech Inc.(a)	12,032	174,945

		13,682,583

Building Products — 1.7%
Apogee Enterprises Inc.	21,184	457,363
CSW Industrials Inc.	12,855	858,586
Gibraltar Industries Inc.(a)	27,428	1,418,576

Security	Shares	Value

Building Products (continued)
Simpson Manufacturing Co. Inc.	33,936	$3,276,860
UFP Industries Inc.	52,197	3,038,909

		9,050,294

Capital Markets — 3.9%
Artisan Partners Asset Management Inc., Class A	47,034	1,704,042
BrightSphere Investment Group PLC(a)	56,521	759,642
Cohen & Steers Inc.	20,078	1,208,294
Cowen Inc., Class A	23,948	394,424
Diamond Hill Investment Group Inc.	2,638	300,811
Evercore Inc., Class A	34,541	1,910,117
Federated Investors Inc., Class B	81,643	2,152,110
Houlihan Lokey Inc.	37,821	2,072,591
Janus Henderson Group PLC	135,074	2,821,696
Legg Mason Inc.	73,380	3,668,266
Moelis & Co., Class A	45,150	1,345,019
Piper Sandler Cos	13,983	865,688
PJT Partners Inc., Class A	16,680	892,880
Victory Capital Holdings Inc., Class A(b)	13,811	245,145
Waddell & Reed Financial Inc., Class A	54,772	799,123

		21,139,848

Chemicals — 1.0%
AdvanSix Inc.(a)	25,083	312,283
Chase Corp.	6,365	640,064
FutureFuel Corp.	23,660	311,839
Hawkins Inc.	8,656	446,044
Innospec Inc.	20,828	1,565,641
Stepan Co.	17,214	1,879,769
Tredegar Corp.	24,037	381,707

		5,537,347

Commercial Services & Supplies — 1.6%
ACCO Brands Corp.	81,873	533,812
Brady Corp., Class A, NVS	42,334	1,946,094
Ennis Inc.	22,000	380,600
Heritage-Crystal Clean Inc.(a)	13,608	189,559
Herman Miller Inc.	50,197	1,176,116
HNI Corp.	36,167	1,074,160
Interface Inc.	49,214	392,728
Kimball International Inc., Class B	33,042	361,479
Knoll Inc.	42,043	492,323
McGrath RentCorp.	20,649	1,198,055
Steelcase Inc., Class A	72,212	774,835

		8,519,761

Communications Equipment — 1.8%
ADTRAN Inc.	40,593	504,165
Calix Inc.(a)	43,319	888,473
Ciena Corp.(a)	121,113	7,207,435
NETGEAR Inc.(a)	25,033	769,765
Ribbon Communications Inc.(a)	48,894	215,133

		9,584,971

Construction & Engineering — 1.3%
Aegion Corp.(a)(b)	25,965	400,380
Arcosa Inc.	41,002	1,731,105
Construction Partners Inc., Class A(a)	16,547	273,853
Great Lakes Dredge & Dock Corp.(a)	54,390	454,700
IES Holdings Inc.(a)	7,036	167,668
MYR Group Inc.(a)	14,054	515,360
Primoris Services Corp.	39,292	629,851

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Quanta Services Inc.	72,105	$2,882,037

		7,054,954

Construction Materials — 0.0%
U.S. Lime & Minerals Inc.	1,895	170,948

Consumer Finance — 0.6%
Encore Capital Group Inc.(a)	23,774	868,464
Enova International Inc.(a)	27,836	447,881
EZCORP Inc., Class A, NVS(a)	47,309	270,607
Navient Corp.	164,313	1,307,932
World Acceptance Corp.(a)	4,719	350,622

		3,245,506

Containers & Packaging — 0.1%
Myers Industries Inc.	25,487	383,834

Diversified Consumer Services — 0.5%
American Public Education Inc.(a)	12,998	378,372
K12 Inc.(a)	34,793	1,593,172
Perdoceo Education Corp.(a)	59,621	858,542

		2,830,086

Diversified Telecommunication Services — 0.1%
ATN International Inc.	9,428	543,336

Electric Utilities — 1.2%
MGE Energy Inc.	29,465	1,954,413
Otter Tail Corp.	30,760	1,176,570
Portland General Electric Co.	75,973	3,352,689

		6,483,672

Electrical Equipment — 1.6%
Acuity Brands Inc.	33,691	3,338,778
Atkore International Group Inc.(a)	40,357	1,076,321
AZZ Inc.	343	10,832
Encore Wire Corp.	17,847	895,741
GrafTech International Ltd.	68,107	413,410
Regal Beloit Corp.	34,552	3,177,747

		8,912,829

Electronic Equipment, Instruments & Components — 6.1%
Avnet Inc.	84,850	2,267,192
Badger Meter Inc.	24,743	1,548,912
Benchmark Electronics Inc.	31,376	638,815
CTS Corp.	24,641	489,370
Dolby Laboratories Inc., Class A	55,026	3,829,810
ePlus Inc.(a)	11,485	856,092
Fabrinet(a)	31,491	2,287,191
Insight Enterprises Inc.(a)(b)	29,971	1,493,755
Jabil Inc.	116,335	4,055,438
Kimball Electronics Inc.(a)(b)	22,888	303,953
Knowles Corp.(a)	77,943	1,189,410
Methode Electronics Inc.	31,524	888,977
MTS Systems Corp.	16,306	302,476
Napco Security Technologies Inc.(a)(b)	10,022	264,380
National Instruments Corp.	105,576	3,747,948
OSI Systems Inc.(a)	14,780	1,048,789
PC Connection Inc.(b)	9,982	436,214
Plexus Corp.(a)	24,949	1,853,461
Sanmina Corp.(a)	60,041	1,782,017
ScanSource Inc.(a)	21,396	491,038
TTM Technologies Inc.(a)	85,190	1,048,689
Vishay Intertechnology Inc.	112,570	1,766,223

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Vishay Precision Group Inc.(a)	9,540	$242,793

		32,832,943

Energy Equipment & Services — 0.0%
Matrix Service Co.(a)	22,208	194,431

Entertainment — 0.3%
Glu Mobile Inc.(a)	104,409	985,621
IMAX Corp.(a)(b)	44,030	497,099

		1,482,720

Equity Real Estate Investment Trusts (REITs) — 7.0%
American Finance Trust Inc.	90,737	662,834
Apple Hospitality REIT Inc.	180,747	1,594,189
Brixmor Property Group Inc.	253,283	2,915,287
Chatham Lodging Trust	42,270	220,227
Community Healthcare Trust Inc.	16,287	744,804
CoreCivic Inc.	101,219	901,861
DiamondRock Hospitality Co.	170,156	786,121
Diversified Healthcare Trust	167,075	650,757
Equity Commonwealth	103,695	3,273,651
Franklin Street Properties Corp.	90,553	475,403
GEO Group Inc. (The)	103,040	1,095,315
Getty Realty Corp.	29,885	885,493
Industrial Logistics Properties Trust	55,396	1,169,410
Innovative Industrial Properties Inc.	10,394	1,083,367
Investors Real Estate Trust	10,462	756,403
iStar Inc.	65,812	764,077
Lexington Realty Trust	216,525	2,511,690
LTC Properties Inc.	33,785	1,255,113
National Health Investors Inc.	23,047	1,428,914
One Liberty Properties Inc.	13,396	227,330
Piedmont Office Realty Trust Inc., Class A	106,993	1,734,356
PS Business Parks Inc.	17,492	2,413,021
Retail Properties of America Inc., Class A	181,836	1,156,477
RPT Realty	67,849	422,021
Spirit Realty Capital Inc.	87,134	3,002,638
Summit Hotel Properties Inc.	88,785	459,906
Sunstone Hotel Investors Inc.	191,325	1,431,111
Universal Health Realty Income Trust	11,107	772,825
Urstadt Biddle Properties Inc., Class A	26,935	264,232
Weingarten Realty Investors	103,891	1,772,380
Xenia Hotels & Resorts Inc.(b)	95,803	762,592

		37,593,805

Food & Staples Retailing — 0.4%
Ingles Markets Inc., Class A	10,783	434,016
SpartanNash Co.	30,893	649,525
Village Super Market Inc., Class A	7,730	195,183
Weis Markets Inc.	14,859	740,275

		2,018,999

Food Products — 0.3%
Fresh Del Monte Produce Inc.	26,529	599,025
Freshpet Inc.(a)(b)	4,093	393,133
John B Sanfilippo & Son Inc.	7,525	663,479

		1,655,637

Gas Utilities — 1.4%
Chesapeake Utilities Corp.	13,944	1,178,129
National Fuel Gas Co.	66,211	2,686,180
Southwest Gas Holdings Inc.	46,427	3,233,176
Star Group LP	37,085	349,341

		7,446,826

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies — 6.3%
AngioDynamics Inc.(a)(b)	33,583	$277,396
Atrion Corp.	1,257	779,466
Cardiovascular Systems Inc.(a)	29,957	913,089
CONMED Corp.	24,215	1,998,706
Globus Medical Inc., Class A(a)(b)	65,778	3,169,184
Haemonetics Corp.(a)(b)	42,748	3,747,290
Heska Corp.(a)(b)	6,253	601,664
Lantheus Holdings Inc.(a)	32,149	433,368
LeMaitre Vascular Inc.	15,231	446,725
Meridian Bioscience Inc.(a)	36,401	891,460
Mesa Laboratories Inc.(b)	3,516	833,081
Natus Medical Inc.(a)	28,973	538,318
NuVasive Inc.(a)(b)	44,321	2,532,502
OraSure Technologies Inc.(a)	52,461	952,167
Orthofix Medical Inc.(a)	15,380	472,320
Quidel Corp.(a)	32,034	9,048,644
Repro-Med Systems Inc.(a)(b)	21,446	223,682
Surmodics Inc.(a)	11,441	541,045
Tandem Diabetes Care Inc.(a)	48,223	5,037,375
Varex Imaging Corp.(a)(b)	32,501	509,616
Zynex Inc.(a)	15,211	290,834

		34,237,932

Health Care Providers & Services — 7.9%
Addus HomeCare Corp.(a)	12,563	1,211,199
Amedisys Inc.(a)	27,464	6,430,970
AMN Healthcare Services Inc.(a)(b)	39,821	2,187,766
Chemed Corp.	13,088	6,441,783
CorVel Corp.(a)	8,406	668,193
Encompass Health Corp.	83,800	5,705,104
Ensign Group Inc. (The)	43,221	1,987,734
Hanger Inc.(a)	30,663	535,376
LHC Group Inc.(a)	25,442	4,963,989
Magellan Health Inc.(a)	18,716	1,388,166
National HealthCare Corp.	10,365	614,852
National Research Corp.	11,653	666,435
Owens & Minor Inc.	50,563	813,053
Patterson Companies Inc.	73,217	1,944,643
Pennant Group Inc. (The)(a)	22,966	575,528
Premier Inc., Class A(a)	60,399	2,112,153
Providence Service Corp. (The)(a)	10,498	850,443
RadNet Inc.(a)	4,972	79,005
Tenet Healthcare Corp.(a)(b)	75,340	1,991,989
Triple-S Management Corp., Class B(a)	19,854	386,359
U.S. Physical Therapy Inc.(b)	10,856	901,699

		42,456,439

Health Care Technology — 1.7%
Allscripts Healthcare Solutions Inc.(a)	137,995	1,241,955
Change Healthcare Inc.(a)(b)	45,612	531,836
Computer Programs & Systems Inc.	10,980	270,986
HealthStream Inc.(a)(b)	23,330	512,210
HMS Holdings Corp.(a)(b)	74,881	2,433,633
NextGen Healthcare Inc.(a)	44,170	645,765
Omnicell Inc.(a)	36,092	2,536,907
Simulations Plus Inc.	11,170	786,368

		8,959,660

Household Durables — 1.7%
Century Communities Inc.(a)	23,891	850,997
Ethan Allen Interiors Inc.	22,749	269,348
La-Z-Boy Inc.(b)	39,159	1,114,465

Security	Shares	Value

Household Durables (continued)
M/I Homes Inc.(a)	24,289	$1,011,151
Meritage Homes Corp.(a)	32,403	3,213,730
TRI Pointe Group Inc.(a)	115,654	1,933,735
Universal Electronics Inc.(a)	11,851	545,976

		8,939,402

Household Products — 0.2%
Central Garden & Pet Co., Class A, NVS(a)	34,154	1,183,436

Insurance — 3.5%
American Equity Investment Life Holding Co.	67,956	1,729,480
American National Group Inc.	6,809	501,483
AMERISAFE Inc.	15,399	977,221
Assured Guaranty Ltd.	78,637	1,716,646
Crawford & Co., Class A, NVS	15,072	110,478
Donegal Group Inc., Class A	10,600	148,188
Employers Holdings Inc.	20,142	655,018
First American Financial Corp.	95,618	4,877,474
Genworth Financial Inc., Class A(a)	428,348	873,830
Global Indemnity Ltd.	7,198	164,474
Greenlight Capital Re Ltd., Class A(a)	23,040	148,838
HCI Group Inc.	5,873	262,053
Heritage Insurance Holdings Inc.	24,199	287,242
National Western Life Group Inc., Class A	2,044	398,151
Palomar Holdings Inc.(a)	12,300	1,123,482
Safety Insurance Group Inc.	8,795	665,518
Stewart Information Services Corp.	18,659	782,745
Universal Insurance Holdings Inc.	26,546	464,820
Unum Group	172,805	2,977,430

		18,864,571

Interactive Media & Services — 0.1%
EverQuote Inc., Class A(a)	5,894	320,928
QuinStreet Inc.(a)	41,341	482,656

		803,584

Internet & Direct Marketing Retail — 0.9%
1-800-Flowers.com Inc., Class A(a)	21,128	596,866
PetMed Express Inc.	16,972	529,526
Stamps.com Inc.(a)	14,511	3,776,923

		4,903,315

IT Services — 3.5%
CACI International Inc., Class A(a)	21,308	4,428,229
CSG Systems International Inc.	27,921	1,176,312
EVERTEC Inc.	52,014	1,615,035
Hackett Group Inc. (The)	22,847	315,060
Limelight Networks Inc.(a)	100,809	632,072
ManTech International Corp./VA, Class A	22,944	1,596,444
Maximus Inc.	54,345	4,032,942
NIC Inc.(b)	56,924	1,247,774
Paysign Inc.(a)(b)	23,938	223,581
Perficient Inc.(a)	27,955	1,096,116
Replay Holding Corp.(a)	30,896	683,728
Sykes Enterprises Inc.(a)	33,454	918,647
TTEC Holdings Inc.	15,803	750,010

		18,715,950

Leisure Products — 0.5%
Johnson Outdoors Inc., Class A	5,235	458,377
Smith & Wesson Brands Inc.(a)	46,796	1,117,956
Sturm Ruger & Co. Inc.	14,832	1,206,880

		2,783,213

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services — 1.5%
Bruker Corp.	91,739	$4,093,394
Luminex Corp.	36,375	1,324,050
Medpace Holdings Inc.(a)	24,540	2,928,849

		8,346,293

Machinery — 1.3%
Astec Industries Inc.	17,246	767,274
Federal Signal Corp.	51,426	1,589,578
Gorman-Rupp Co. (The)	14,304	432,839
Greenbrier Companies Inc. (The)	27,703	712,798
Meritor Inc.(a)(b)	40,000	910,000
Mueller Industries Inc.	43,596	1,218,944
Omega Flex Inc.	2,537	308,880
Standex International Corp.	10,583	566,720
Wabash National Corp.	44,810	510,386

		7,017,419

Media — 0.8%
AMC Networks Inc., Class A(a)	35,589	822,106
Iheartmedia Inc., Class A(a)	49,895	417,122
John Wiley & Sons Inc., Class A	37,981	1,284,897
MSG Networks Inc., Class A(a)(b)	35,388	337,248
Scholastic Corp., NVS	25,204	603,132
TechTarget Inc.(a)	20,331	737,812
Tribune Publishing Co.	10,471	102,092
WideOpenWest Inc.(a)	42,100	229,866

		4,534,275

Metals & Mining — 2.2%
Arconic Corp.(a)	82,790	1,348,649
Carpenter Technology Corp.	40,624	908,353
Commercial Metals Co.	100,840	2,085,371
Materion Corp.	17,342	995,777
Reliance Steel & Aluminum Co.	56,819	5,583,035
Schnitzer Steel Industries Inc., Class A	23,957	440,809
Warrior Met Coal Inc.	27,175	432,626

		11,794,620

Mortgage Real Estate Investment — 0.2%
MFA Financial Inc.	385,101	1,012,816

Multi-Utilities — 0.9%
Avista Corp.	57,120	2,120,866
NorthWestern Corp.	42,902	2,413,666
Unitil Corp.	12,604	543,863

		5,078,395

Multiline Retail — 0.3%
Big Lots Inc.	33,182	1,305,380
Dillard’s Inc., Class A(b)	7,759	182,724

		1,488,104

Oil, Gas & Consumable Fuels — 0.7%
Arch Resources Inc.	12,094	375,156
Bonanza Creek Energy Inc.(a)(b)	13,893	252,714
Diamond S Shipping Inc.(a)	22,056	193,652
International Seaways Inc.	21,006	362,773
Renewable Energy Group Inc.(a)	33,115	913,312
REX American Resources Corp.(a)(b)	5,130	349,609
Southwestern Energy Co.(a)	460,047	1,117,914

		3,565,130

Paper & Forest Products — 0.5%
Boise Cascade Co.	33,135	1,543,759
Schweitzer-Mauduit International Inc.	26,258	854,173

Security	Shares	Value

Paper & Forest Products (continued)
Verso Corp., Class A	25,071	$306,117

		2,704,049

Personal Products — 1.0%
BellRing Brands Inc., Class A(a)	33,510	665,844
Medifast Inc.	8,885	1,484,950
Nu Skin Enterprises Inc., Class A	47,209	2,117,323
USANA Health Sciences Inc.(a)	10,988	892,006

		5,160,123

Pharmaceuticals — 2.5%
Amphastar Pharmaceuticals Inc.(a)	31,896	638,558
ANI Pharmaceuticals Inc.(a)	8,153	241,410
Corcept Therapeutics Inc.(a)(b)	92,150	1,377,643
Horizon Therapeutics PLC(a)(b)	137,543	8,416,256
Innoviva Inc.(a)	55,962	758,005
Lannett Co. Inc.(a)	29,098	173,133
Phibro Animal Health Corp., Class A(b)	17,660	409,624
Prestige Consumer Healthcare Inc.(a)	42,721	1,588,794

		13,603,423

Professional Services — 2.3%
Barrett Business Services Inc.	6,606	348,004
Exponent Inc.	44,049	3,702,759
Franklin Covey Co.(a)	8,691	157,220
FTI Consulting Inc.(a)(b)	31,866	3,806,075
Heidrick & Struggles International Inc.	17,264	349,251
ICF International Inc.	15,987	1,080,881
Kelly Services Inc., Class A, NVS	28,895	427,935
Kforce Inc.	17,256	497,663
Korn Ferry	46,940	1,319,014
Resources Connection Inc.	25,950	293,235
TrueBlue Inc.(a)(b)	32,609	503,157

		12,485,194

Real Estate Management & Development — 0.5%
Marcus & Millichap Inc.(a)(b)	19,831	540,196
Newmark Group Inc., Class A	126,806	516,100
RE/MAX Holdings Inc., Class A	15,067	487,719
Realogy Holdings Corp.	97,211	880,732
RMR Group Inc. (The), Class A	12,916	371,464

		2,796,211

Road & Rail — 1.4%
ArcBest Corp.	21,447	651,774
Heartland Express Inc.	38,356	778,052
Marten Transport Ltd.	34,869	928,213
Saia Inc.(a)	22,132	2,643,667
Schneider National Inc., Class B	43,982	1,105,268
Werner Enterprises Inc.	38,253	1,682,558

		7,789,532

Semiconductors & Semiconductor Equipment — 5.1%
Amkor Technology Inc.(a)(b)	92,193	1,253,364
Axcelis Technologies Inc.(a)	27,694	814,757
CEVA Inc.(a)	18,692	751,418
Cirrus Logic Inc.(a)	49,828	3,414,713
Diodes Inc.(a)(b)	36,993	1,903,290
DSP Group Inc.(a)	18,916	280,903
FormFactor Inc.(a)	64,718	1,866,467
Inphi Corp.(a)	38,816	5,071,699
Kulicke & Soffa Industries Inc.	54,244	1,285,583
Lattice Semiconductor Corp.(a)(b)	114,157	3,549,141
NeoPhotonics Corp.(a)	39,005	355,335

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVE Corp.	4,361	$236,541
PDF Solutions Inc.(a)	24,855	610,936
Photronics Inc.(a)	27,179	322,886
Power Integrations Inc.	25,105	3,063,563
SMART Global Holdings Inc.(a)	12,449	347,203
Synaptics Inc.(a)	28,846	2,308,257

		27,436,056

Software — 3.6%
A10 Networks Inc.(a)	42,858	346,293
Agilysys Inc.(a)	18,145	380,319
American Software Inc./GA, Class A	25,437	418,947
Aspen Technology Inc.(a)	4,108	399,544
Cerence Inc.(a)(b)	30,969	1,228,231
ChannelAdvisor Corp.(a)	23,944	487,739
Digital Turbine Inc.(a)(b)	67,338	934,651
Ebix Inc.	20,594	454,201
j2 Global Inc.(a)	39,345	2,231,648
Manhattan Associates Inc.(a)	54,196	5,191,435
Model N Inc.(a)(b)	21,261	817,698
OneSpan Inc.(a)	27,334	851,181
Progress Software Corp.	38,331	1,336,219
Qualys Inc.(a)(b)	28,241	3,487,199
Xperi Holding Corp.	39,635	730,869

		19,296,174

Specialty Retail — 4.5%
Aaron’s Inc.	56,726	2,959,963
Abercrombie & Fitch Co., Class A	52,970	510,101
America’s Car-Mart Inc./TX(a)	5,301	504,443
Asbury Automotive Group Inc.(a)	16,444	1,646,867
Boot Barn Holdings Inc.(a)(b)	24,288	470,216
Buckle Inc. (The)	26,581	426,093
Cato Corp. (The), Class A	20,749	149,185
Dick’s Sporting Goods Inc.	54,050	2,465,761
Foot Locker Inc.	88,870	2,611,889
Genesco Inc.(a)	11,606	180,473
Group 1 Automotive Inc.	14,835	1,246,437
Haverty Furniture Companies Inc.	15,661	222,699
Hibbett Sports Inc.(a)(b)	14,633	339,339
MarineMax Inc.(a)	18,172	504,091
ODP Corp. (The)	44,884	990,590
Rent-A-Center Inc./TX	41,846	1,210,186
RH(a)(b)	12,916	3,712,446
Sally Beauty Holdings Inc.(a)(b)	99,256	1,152,362
Shoe Carnival Inc.	7,704	189,133
Sleep Number Corp.(a)	23,584	1,096,656
Sonic Automotive Inc., Class A	19,462	741,892
Winmark Corp.	2,426	385,686
Zumiez Inc.(a)	17,367	401,178

		24,117,686

Technology Hardware, Storage & Peripherals — 0.7%
Super Micro Computer Inc.(a)	37,031	1,122,224
Xerox Holdings Corp.(a)	153,752	2,559,971

		3,682,195

Textiles, Apparel & Luxury Goods — 1.0%
Deckers Outdoor Corp.(a)	23,787	4,977,430
Oxford Industries Inc.	14,482	621,857

		5,599,287

Security	Shares	Value

Thrifts & Mortgage Finance — 2.4%
Essent Group Ltd.	69,187	$2,478,970
MGIC Investment Corp.	293,939	2,430,876
NMI Holdings Inc., Class A(a)	58,165	902,721
PennyMac Financial Services Inc.(c)	53,384	2,576,312
Radian Group Inc.	170,969	2,550,857
TrustCo Bank Corp. NY	81,539	472,111
Walker & Dunlop Inc.	24,988	1,259,645
Waterstone Financial Inc.	22,292	340,622

		13,012,114

Tobacco — 0.2%
Universal Corp./VA	20,967	883,969

Trading Companies & Distributors — 1.8%
Air Lease Corp.	91,519	2,399,628
CAI International Inc.(a)	13,013	223,954
GMS Inc.(a)	35,840	839,731
H&E Equipment Services Inc.	27,164	477,815
MSC Industrial Direct Co. Inc., Class A	38,252	2,525,015
Rush Enterprises Inc., Class A	23,833	1,133,974
Rush Enterprises Inc., Class B	3,408	135,638
Systemax Inc.	11,828	265,065
WESCO International Inc.(a)(b)	38,232	1,486,078

		9,486,898

Water Utilities — 0.3%
Middlesex Water Co.	14,814	948,985
York Water Co. (The)	10,931	506,214

		1,455,199

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems Inc.	82,261	1,597,509

Total Common Stocks — 99.9% (Cost: $520,844,961)		539,359,928

Short-Term Investments

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.40%(c)(d)(e)	22,069,178	22,093,454
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.12%(c)(d)	1,750,000	1,750,000

		23,843,454

Total Short-Term Investments — 4.4% (Cost: $23,826,972)		23,843,454

Total Investments in Securities — 104.3% (Cost: $544,671,933)		563,203,382

Other Assets, Less Liabilities — (4.3)%		(23,093,865)

Net Assets — 100.0%		$540,109,517

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$10,818,820	$11,266,661	(a)	$—	$(6,112)	$14,085	$22,093,454	22,069,178	$137,559	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	779,000	971,000	(a)	—	—	—	1,750,000	1,750,000	16,515		—
PennyMac Financial Services Inc.	—	2,243,613		—	—	332,699	2,576,312	53,384	—		—
PennyMac Mortgage Investment Trust	513,607	81,428		(615,443)	66,843	(46,435)	—	—	11,476		—

					$60,731	$300,349	$26,419,766		$165,550		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	10	09/18/20	$739	$28,242
S&P MidCap 400 E-Mini Index	4	09/18/20	744	28,833

				$57,075

OTC Total Return Swaps

Reference Entity	Frequency	Counterparty	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs & Co.(a)	02/27/23	$1,276,355	$18,457	(b)	$1,291,085	0.2%
	Monthly	HSBC Bank USA N.A.(c)	02/10/23	169,037	11,948	(d)	176,581	0.0
	Monthly	JPMorgan Securities PLC(c)	02/08/23	1,234,145	89,975	(e)	1,299,254	0.2

				$2,679,537	$120,380		$2,766,920

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-65 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD — 1M US Dollar LIBOR BBA
(b)	Amount includes $3,727 of net dividends and financing fees.
(c)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread of 65 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD — 1M US Dollar LIBOR BBA
(d)	Amount includes $4,404 of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $24,866 of net dividends, payable for referenced securities purchased and financing fees.

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA Small-Cap ETF

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2020 expiration date 02/27/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Aerospace & Defense
Park Aerospace Corp.	27	$291	0.0%

Banks
Hanmi Financial Corp.	8,005	73,886	5.7

Biotechnology
Catalyst Pharmaceuticals Inc.(a)	78	335	0.0

Capital Markets
BrightSphere Investment Group PLC(a)	1,621	21,786	1.7
Houlihan Lokey Inc.	33	1,808	0.1

		23,594

Communications Equipment
Ribbon Communications Inc.(a)	5,424	23,866	1.9

Construction & Engineering
Arcosa Inc.	30	1,267	0.1
Construction Partners Inc., Class A(a)	18	298	0.0

		1,565

Diversified Consumer Services
K12 Inc.(a)	24	1,099	0.1

Electronic Equipment, Instruments & Components
Kimball Electronics Inc.(a)	6	80	0.0

Equity Real Estate Investment Trusts (REITs)
Diversified Healthcare Trust	14,820	57,724	4.5
Lexington Realty Trust	149	1,728	0.1

		59,452

Health Care Providers & Services
Pennant Group Inc. (The)(a)	18	451	0.0

Health Care Technology
HealthStream Inc.(a)	24	527	0.1
NextGen Healthcare Inc.(a)	33	482	0.0

		1,009

Insurance
American Equity Investment Life Holding Co.	5,247	133,536	10.3
AMERISAFE Inc.	840	53,306	4.1
Employers Holdings Inc.	5,383	175,055	13.6
Palomar Holdings Inc.(a)	1,225	111,892	8.7
Stewart Information Services Corp.	1,031	43,250	3.4

		517,039

Interactive Media & Services
Meet Group Inc. (The)	49,734	309,843	24.0

IT Services
Hackett Group Inc. (The)	18	248	0.0

Metals & Mining
Warrior Met Coal Inc.	10,592	168,625	13.1

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2020 expiration date 02/27/23.

	Shares	Value	% of Basket Value

Oil, Gas & Consumable Fuels
Bonanza Creek Energy Inc.(a)	39	$709	0.1
Diamond S Shipping Inc.(a)	30	263	0.0

		972

Pharmaceuticals
Corcept Therapeutics Inc.(a)	69	1,032	0.1
Lannett Co. Inc.(a)	42	250	0.0

		1,282

Semiconductors & Semiconductor Equipment
Photronics Inc.(a)	4,203	49,932	3.9
SMART Global Holdings Inc.(a)	21	586	0.0

		50,518

Software
Xperi Holding Corp.	861	15,877	1.2

Specialty Retail
Buckle Inc. (The)	33	529	0.1

Thrifts & Mortgage Finance
Essent Group Ltd.	1,131	40,524	3.1

Total Reference Entity — Long		1,291,085

Net Value of Reference Entity — Goldman Sachs & Co.		$1,291,085

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank USA N.A. as of July 31, 2020 expiration date 02/10/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
First BanCorp./Puerto Rico	1,871	$10,178	5.7%
Hanmi Financial Corp.	1,394	12,867	7.3

		23,045

Insurance
American Equity Investment Life Holding Co.	786	20,004	11.3
AMERISAFE Inc.	166	10,534	6.0
Employers Holdings Inc.	941	30,601	17.3
Palomar Holdings Inc.(a)	146	13,336	7.6
Stewart Information Services Corp.	203	8,516	4.8

		82,991

Semiconductors & Semiconductor Equipment
Photronics Inc.(a)	633	7,520	4.3

Thrifts & Mortgage Finance
Essent Group Ltd.	1,759	63,025	35.7

Total Reference Entity — Long		176,581

Net Value of Reference Entity — HSBC		$176,581

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA Small-Cap ETF

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Securities PLC as of July 31, 2020 expiration date 02/08/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
First BanCorp./Puerto Rico	7,449	$40,523	3.1%
Hanmi Financial Corp.	5,011	46,252	3.6

		86,775

Electronic Equipment, Instruments & Components
Vishay Precision Group Inc.(a)	27	687	0.1

Equity Real Estate Investment Trusts (REITs)
Diversified Healthcare Trust	20,158	78,515	6.1
iStar Inc.	48	557	0.0
One Liberty Properties Inc.	1,239	21,026	1.6

		100,098

Food & Staples Retailing
Village Super Market Inc., Class A	27	682	0.1

Health Care Equipment & Supplies
Lantheus Holdings Inc.(a)	982	13,237	1.0
Mesa Laboratories Inc.	3	711	0.1

		13,948

Health Care Providers & Services
National Research Corp.	9	515	0.0

Household Durables
Ethan Allen Interiors Inc.	27	320	0.0

Insurance
American Equity Investment Life Holding Co.	3,600	91,620	7.0
Crawford & Co., Class A, NVS	2,425	17,775	1.4
Employers Holdings Inc.	270	8,780	0.7
Heritage Insurance Holdings Inc.	27	320	0.0
Palomar Holdings Inc.(a)	737	67,318	5.2
Stewart Information Services Corp.	232	9,732	0.7

		195,545

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Securities PLC as of July 31, 2020 expiration date 02/08/23.

	Shares	Value	% of Basket Value

Interactive Media & Services
Meet Group Inc. (The)	7,159	$44,601	3.4

Metals & Mining
Warrior Met Coal Inc.	5,655	90,028	6.9

Pharmaceuticals
Phibro Animal Health Corp., Class A	12	278	0.0

Professional Services
Franklin Covey Co.(a)	1,022	18,488	1.4
Kelly Services Inc., Class A, NVS	27	400	0.1

		18,888

Semiconductors & Semiconductor Equipment
Photronics Inc.(a)	24,221	287,745	22.1

Software
Agilysys Inc.(a)	6	126	0.0
ChannelAdvisor Corp.(a)	63	1,283	0.1
Xperi Holding Corp.	2,185	40,291	3.1

		41,700

Specialty Retail
Rent-A-Center Inc./TX	36	1,041	0.1
Winmark Corp.	6	954	0.1

		1,995

Thrifts & Mortgage Finance
Essent Group Ltd.	11,595	415,449	32.0

Total Reference Entity — Long		1,299,254

Net Value of Reference Entity — JPMorgan Securities PLC		$1,299,254

(a)	Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$120,380	$—

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$57,075
Swaps — OTC
Unrealized appreciation on OTC swaps	$120,380

$177,455

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(25,806)
Swaps	(244,564)

$(270,370)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$57,075
Swaps	129,529

$186,604

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$787,330
Total return swaps:
Average notional value	$1,352,306

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$57,075	$—
Swaps — OTC	120,380	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$177,455	$—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(57,075)	—

Total derivative assets and liabilities subject to an MNA	$120,380	$—

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2020	iShares® Edge MSCI Multifactor USA Small-Cap ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Net Amount of Derivative Assets

Goldman Sachs & Co.	$18,457	$—	$18,457
HSBC Bank USA N.A.	11,948	—	11,948
JPMorgan Securities PLC	89,975	—	89,975

	$120,380	$—	$120,380

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$539,359,928	$—	$—	$539,359,928
Money Market Funds	23,843,454	—	—	23,843,454

	$563,203,382	$—	$—	$563,203,382

Derivative financial instruments(a)
Assets
Futures Contracts	$57,075	$—	$—	$57,075
Swaps	—	120,380	—	120,380

	$57,075	$120,380	$—	$177,455

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2020

	iShares Edge MSCI Multifactor Global ETF	iShares Edge MSCI Multifactor Intl ETF	iShares Edge MSCI Multifactor Intl Small-Cap ETF	iShares Edge MSCI Multifactor USA ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$114,060,552	$906,175,850	$121,696,500	$830,853,932
Affiliated(c)	1,790,644	4,455,527	1,518,797	2,171,763
Cash	8,265	3,707	6,316	2,272
Foreign currency, at value(d)	257,560	2,101,387	322,551	—
Cash pledged:
Futures contracts	34,000	—	—	100,000
Foreign currency collateral pledged:
Futures contracts(e)	6,839	415,263	81,958	—
Receivables:
Investments sold	25,815	—	—	—
Securities lending income — Affiliated	536	1,171	2,176	1,185
Variation margin on futures contracts	—	—	—	1,124
Dividends	135,806	221,362	110,454	605,365
Tax reclaims	39,280	1,353,233	56,269	—

Total assets	116,359,297	914,727,500	123,795,021	833,735,641

LIABILITIES
Collateral on securities loaned, at value	1,660,604	4,228,542	1,477,754	1,345,000
Deferred foreign capital gain tax	41,095	—	—	—
Payables:
Variation margin on futures contracts	1,398	56,657	3,194	—
Investment advisory fees	33,294	229,584	41,029	136,887

Total liabilities	1,736,391	4,514,783	1,521,977	1,481,887

NET ASSETS	$114,622,906	$910,212,717	$122,273,044	$832,253,754

NET ASSETS CONSIST OF:
Paid-in capital	$115,660,704	$1,102,878,992	$125,961,057	$881,844,704
Accumulated loss	(1,037,798)	(192,666,275)	(3,688,013)	(49,590,950)

NET ASSETS	$114,622,906	$910,212,717	$122,273,044	$832,253,754

Shares outstanding	3,900,000	38,100,000	4,300,000	25,550,000

Net asset value	$29.39	$23.89	$28.44	$32.57

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$1,655,719	$4,081,999	$1,333,022	$1,317,093
(b) Investments, at cost — Unaffiliated	$105,543,024	$920,255,616	$116,865,923	$770,507,955
(c) Investments, at cost — Affiliated	$1,790,401	$4,455,948	$1,517,587	$2,170,057
(d) Foreign currency, at cost	$256,959	$2,018,286	$314,037	$—
(e) Foreign currency collateral pledged, at cost	$6,839	$413,899	$81,675	$—

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Assets and Liabilities  (continued)

July 31, 2020

	iShares Edge MSCI Multifactor USA Mid-Cap ETF	iShares Edge MSCI Multifactor USA Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,674,950	$536,783,616
Affiliated(c)	—	26,419,766
Cash	3,621	7,885
Cash pledged:
Futures contracts	—	132,000
Receivables:
Investments sold	—	2,235,456
Securities lending income — Affiliated	37	9,730
Dividends	1,999	199,842
Unrealized appreciation on:
OTC swaps	—	120,380

Total assets	2,680,607	565,908,675

LIABILITIES
Collateral on securities loaned, at value	—	22,082,844
Payables:
Investments purchased	32	3,574,418
Variation margin on futures contracts	—	11,495
Investment advisory fees	547	130,401

Total liabilities	579	25,799,158

NET ASSETS	$2,680,028	$540,109,517

NET ASSETS CONSIST OF:
Paid-in capital	$2,557,397	$558,472,875
Accumulated earnings (loss)	122,631	(18,363,358)

NET ASSETS	$2,680,028	$540,109,517

Shares outstanding	100,000	14,450,000

Net asset value	$26.80	$37.38

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$—	$21,473,903
(b) Investments, at cost — Unaffiliated	$2,531,090	$518,601,349
(c) Investments, at cost — Affiliated	$—	$26,070,584
See notes to financial statements.

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2020

	iShares Edge MSCI Multifactor Global ETF	iShares Edge MSCI Multifactor Intl ETF	iShares Edge MSCI Multifactor Intl Small-Cap ETF	iShares Edge MSCI Multifactor USA ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,730,403	$29,618,795	$2,790,388	$17,401,957
Dividends — Affiliated	1,407	4,884	565	17,858
Non-cash dividends — Unaffiliated	—	—	255,121	—
Interest — Unaffiliated	56	—	—	457
Securities lending income — Affiliated — net	6,704	40,233	39,473	43,423
Foreign taxes withheld	(137,463)	(2,058,417)	(245,308)	—
Other foreign taxes	(1,626)	—	—	—

Total investment income	2,599,481	27,605,495	2,840,239	17,463,695

EXPENSES
Investment advisory fees	387,104	3,023,048	400,052	1,751,270
Commitment fees	79	—	—	—
Miscellaneous	264	264	264	264
Interest expense	403	—	—	—

Total expenses	387,850	3,023,312	400,316	1,751,534

Net investment income	2,211,631	24,582,183	2,439,923	15,712,161

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(2,371,930)	(96,880,128)	(3,459,937)	(35,866,338)
Investments — Affiliated	(287)	1,624	(94)	8,795
In-kind redemptions — Unaffiliated	1,303	(13,509,926)	—	34,566,579
Futures contracts	(20,829)	523,303	71,000	(17,457)
Foreign currency transactions	(10,596)	(137,654)	15,686	—

Net realized loss	(2,402,339)	(110,002,781)	(3,373,345)	(1,308,421)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	3,779,217	11,098,508	3,994,666	11,223,854
Investments — Affiliated	156	(869)	819	1,320
Futures contracts	20,320	(119,280)	(18,985)	66,387
Foreign currency translations	3,779	231,250	17,555	—

Net change in unrealized appreciation (depreciation)	3,803,472	11,209,609	3,994,055	11,291,561

Net realized and unrealized gain (loss)	1,401,133	(98,793,172)	620,710	9,983,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,612,764	$(74,210,989)	$3,060,633	$25,695,301

(a) Net of foreign capital gain tax of	$—	$—	$370	$—
(b) Net of deferred foreign capital gain tax of	$41,096	$—	$(8,476)	$—

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations  (continued)

Year Ended July 31, 2020

	iShares Edge MSCI Multifactor USA Mid-Cap ETF	iShares Edge MSCI Multifactor USA Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$44,838	$5,021,773
Dividends — Affiliated	29	27,991
Interest — Unaffiliated	—	131
Securities lending income — Affiliated — net	839	137,559
Foreign taxes withheld	—	(9,395)

Total investment income	45,706	5,178,059

EXPENSES
Investment advisory fees	6,461	965,545
Miscellaneous	—	264

Total expenses	6,461	965,809

Net investment income	39,245	4,212,250

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(22,933)	(23,301,880)
Investments — Affiliated	(32)	53,916
In-kind redemptions — Unaffiliated	—	6,440,462
In-kind redemptions — Affiliated	—	6,815
Futures contracts	—	(25,806)
Swaps	—	(244,564)

Net realized loss	(22,965)	(17,071,057)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(13,308)	12,125,276
Investments — Affiliated	—	300,349
Futures contracts	—	57,075
Swaps	—	129,529

Net change in unrealized appreciation (depreciation)	(13,308)	12,612,229

Net realized and unrealized loss	(36,273)	(4,458,828)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,972	$(246,578)

See notes to financial statements.

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

		iShares Edge MSCI Multifactor Global ETF	iShares Edge MSCI Multifactor Intl ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,211,631	$2,429,027	$24,582,183	$36,113,089
Net realized gain (loss)	(2,402,339)	585,998	(110,002,781)	(62,183,791)
Net change in unrealized appreciation (depreciation)	3,803,472	1,943,267	11,209,609	(46,093,701)

Net increase (decrease) in net assets resulting from operations	3,612,764	4,958,292	(74,210,989)	(72,164,403)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,650,590)	(3,186,986)	(30,303,674)	(37,236,825)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,123,922	43,515,347	(256,277,355)	398,779,311

NET ASSETS
Total increase (decrease) in net assets	2,086,096	45,286,653	(360,792,018)	289,378,083
Beginning of year	112,536,810	67,250,157	1,271,004,735	981,626,652

End of year	$114,622,906	$112,536,810	$910,212,717	$1,271,004,735

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Multifactor Intl Small-Cap ETF		iShares Edge MSCI Multifactor USA ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,439,923	$1,823,302	$15,712,161	$20,625,855
Net realized loss	(3,373,345)	(2,317,601)	(1,308,421)	(10,297,374)
Net change in unrealized appreciation (depreciation)	3,994,055	(1,800,222)	11,291,561	(29,680,888)

Net increase (decrease) in net assets resulting from operations	3,060,633	(2,294,521)	25,695,301	(19,352,407)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,923,327)	(1,756,150)	(17,573,491)	(32,975,103)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	44,171,480	37,598,330	(225,052,455)	(15,711,902)

NET ASSETS
Total increase (decrease) in net assets	44,308,786	33,547,659	(216,930,645)	(68,039,412)
Beginning of year	77,964,258	44,416,599	1,049,184,399	1,117,223,811

End of year	$122,273,044	$77,964,258	$832,253,754	$1,049,184,399

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Multifactor USA Mid-Cap ETF			iShares Edge MSCI Multifactor USA Small-Cap ETF
	Year Ended 07/31/20	Period From 06/04/19 to 07/31/19	(a)	Year Ended 07/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$39,245	$6,945		$4,212,250	$2,668,093
Net realized gain (loss)	(22,965)	(799)		(17,071,057)	105,726
Net change in unrealized appreciation (depreciation)	(13,308)	157,168		12,612,229	(7,198,329)

Net increase (decrease) in net assets resulting from operations	2,972	163,314		(246,578)	(4,424,510)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(43,655)	—		(4,416,488)	(2,587,744)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	2,557,397		286,697,791	103,954,967

NET ASSETS
Total increase (decrease) in net assets	(40,683)	2,720,711		282,034,725	96,942,713
Beginning of period	2,720,711	—		258,074,792	161,132,079

End of period	$2,680,028	$2,720,711		$540,109,517	$258,074,792

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Global ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$29.23	$30.57	$27.77	$23.58	$24.47

Net investment income(a)	0.57	0.66	0.62	0.61	0.43
Net realized and unrealized gain (loss)(b)	0.28	(1.36)	2.74	4.06	(0.99)

Net increase (decrease) from investment operations	0.85	(0.70)	3.36	4.67	(0.56)

Distributions(c)
From net investment income	(0.69)	(0.64)	(0.56)	(0.48)	(0.33)

Total distributions	(0.69)	(0.64)	(0.56)	(0.48)	(0.33)

Net asset value, end of year	$29.39	$29.23	$30.57	$27.77	$23.58

Total Return
Based on net asset value	2.90%	(2.10)%	12.14%	19.97%	(2.20)%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.37%	0.50%

Total expenses after fees waived	0.35%	0.35%	0.35%	0.36%	0.49%

Net investment income	2.00%	2.30%	2.05%	2.38%	1.91%

Supplemental Data
Net assets, end of year (000)	$114,623	$112,537	$67,250	$23,601	$4,717

Portfolio turnover rate(d)	43%	43%	46%	31%	43%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$25.68	$28.29	$27.06	$23.32	$24.70

Net investment income(a)	0.60	0.86	0.83	0.69	0.57
Net realized and unrealized gain (loss)(b)	(1.61)	(2.66)	1.28	3.65	(1.71)

Net increase (decrease) from investment operations	(1.01)	(1.80)	2.11	4.34	(1.14)

Distributions(c)
From net investment income	(0.78)	(0.81)	(0.88)	(0.60)	(0.24)

Total distributions	(0.78)	(0.81)	(0.88)	(0.60)	(0.24)

Net asset value, end of year	$23.89	$25.68	$28.29	$27.06	$23.32

Total Return
Based on net asset value	(4.03)%	(6.26)%	7.84%	18.84%	(4.62)%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.34%	0.45%

Total expenses after fees waived	0.30%	0.30%	0.30%	0.32%	0.41%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.30%	N/A	N/A	N/A

Net investment income	2.44%	3.31%	2.88%	2.81%	2.51%

Supplemental Data
Net assets, end of year (000)	$910,213	$1,271,005	$981,627	$248,937	$114,269

Portfolio turnover rate(d)	40%	44%	39%	45%	38%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Small-Cap ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$28.88	$31.73	$29.27	$25.26	$25.20

Net investment income(a)	0.68	0.77	0.65	0.69	0.51
Net realized and unrealized gain (loss)(b)	(0.32)	(2.97)	2.49	3.98	0.09

Net increase (decrease) from investment operations	0.36	(2.20)	3.14	4.67	0.60

Distributions(c)
From net investment income	(0.80)	(0.65)	(0.68)	(0.66)	(0.54)

Total distributions	(0.80)	(0.65)	(0.68)	(0.66)	(0.54)

Net asset value, end of year	$28.44	$28.88	$31.73	$29.27	$25.26

Total Return
Based on net asset value	1.16%	(6.80)%	10.75%	18.91%	2.48%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.44%	0.60%

Net investment income	2.44%	2.67%	2.03%	2.57%	2.13%

Supplemental Data
Net assets, end of year (000)	$122,273	$77,964	$44,417	$17,563	$5,052

Portfolio turnover rate(d)	47%	45%	44%	44%	49%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$32.13	$33.01	$29.24	$25.04	$25.15

Net investment income(a)	0.57	0.58	0.55	0.54	0.44
Net realized and unrealized gain (loss)(b)	0.50	(0.55)	3.76	4.12	(0.22)

Net increase from investment operations	1.07	0.03	4.31	4.66	0.22

Distributions(c)
From net investment income	(0.63)	(0.91)	(0.54)	(0.46)	(0.33)

Total distributions	(0.63)	(0.91)	(0.54)	(0.46)	(0.33)

Net asset value, end of year	$32.57	$32.13	$33.01	$29.24	$25.04

Total Return
Based on net asset value	3.50%	0.38%	14.87%	18.76%	0.92%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.23%	0.35%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.21%	0.31%

Net investment income	1.79%	1.84%	1.73%	1.94%	1.84%

Supplemental Data
Net assets, end of year (000)	$832,254	$1,049,184	$1,117,224	$543,871	$108,928

Portfolio turnover rate(d)	42%	45%	46%	49%	45%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Mid-Cap ETF
		Period From
	Year Ended	06/04/19	(a)
	07/31/20	to 07/31/19

Net asset value, beginning of period	$27.21	$25.57

Net investment income(b)	0.39	0.07
Net realized and unrealized gain (loss)(c)	(0.36)	1.57

Net increase from investment operations	0.03	1.64

Distributions(d)
From net investment income	(0.44)	—

Total distributions	(0.44)	—

Net asset value, end of period	$26.80	$27.21

Total Return
Based on net asset value	0.23%	6.41	%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25	%(f)

Net investment income	1.52%	1.66	%(f)

Supplemental Data
Net assets, end of period (000)	$2,680	$2,721

Portfolio turnover rate(g)	45%	1	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Small-Cap ETF
	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17	Year Ended 07/31/16

Net asset value, beginning of year	$40.96	$42.97	$36.56	$31.38	$30.76

Net investment income(a)	0.49	0.53	0.43	0.33	0.33
Net realized and unrealized gain (loss)(b)	(3.53)	(2.04)	6.38	5.16	0.58

Net increase (decrease) from investment operations	(3.04)	(1.51)	6.81	5.49	0.91

Distributions(c)
From net investment income	(0.54)	(0.50)	(0.40)	(0.31)	(0.29)

Total distributions	(0.54)	(0.50)	(0.40)	(0.31)	(0.29)

Net asset value, end of year	$37.38	$40.96	$42.97	$36.56	$31.38

Total Return
Based on net asset value	(7.39)%	(3.45)%	18.73%	17.57%	3.03%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.34%	0.50%

Total expenses after fees waived	0.30%	0.30%	0.30%	0.32%	0.46%

Net investment income	1.31%	1.31%	1.07%	0.94%	1.11%

Supplemental Data
Net assets, end of year (000)	$540,110	$258,075	$161,132	$49,354	$14,120

Portfolio turnover rate(d)	48%	45%	46%	90%	49%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Multifactor Global	Diversified
Edge MSCI Multifactor Intl	Diversified
Edge MSCI Multifactor Intl Small-Cap	Diversified
Edge MSCI Multifactor USA	Diversified
Edge MSCI Multifactor USA Mid-Cap	Non-diversified
Edge MSCI Multifactor USA Small-Cap	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

68	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Edge MSCI Multifactor Global
BNP Paribas Prime Brokerage International Ltd.	$1,253,130	$1,246,617		$—	$(6,513	)(b)
Citigroup Global Markets Inc.	106,115	106,115		—	—
JPMorgan Securities LLC	151,783	151,783		—	—
TD Prime Services LLC	47,516	47,516		—	—
UBS AG	97,175	97,175		—	—

	$1,655,719	$1,649,206		$—	$(6,513)

Edge MSCI Multifactor Intl
Credit Suisse Securities (USA) LLC	$757,385	$703,240		$—	$(54,145	)(b)
Morgan Stanley & Co. LLC	3,324,614	3,324,614		—	—

	$4,081,999	$4,027,854		$—	$(54,145)

Edge MSCI Multifactor Intl Small-Cap
BofA Securities, Inc.	$436,696	$436,696		$—	$—
Citigroup Global Markets Inc.	39,990	39,990		—	—
Credit Suisse AG	179,455	179,455		—	—
Credit Suisse Securities (USA) LLC	47,292	47,292		—	—
Jefferies LLC	241,794	241,794		—	—
JPMorgan Securities LLC	201,879	201,879		—	—
Scotia Capital (USA) Inc.	114,352	114,352		—	—
UBS AG	71,564	71,564		—	—

	$1,333,022	$1,333,022		$—	$—

Edge MSCI Multifactor USA
BNP Paribas Prime Brokerage International Ltd.	$591,960	$591,960		$—	$—
BofA Securities, Inc.	192,258	192,258		—	—
JPMorgan Securities LLC	532,875	532,875		—	—

	$1,317,093	$1,317,093		$—	$—

70	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Edge MSCI Multifactor USA Small-Cap
Barclays Bank PLC	$364,370	$364,370		$—	$—
BofA Securities, Inc.	386,853	386,853		—	—
Citigroup Global Markets Inc.	832,634	832,634		—	—
Credit Suisse Securities (USA) LLC	223,581	223,581		—	—
Goldman Sachs & Co.	6,227,142	6,227,142		—	—
HSBC Bank PLC	713,064	713,064		—	—
Jefferies LLC	100,486	100,486		—	—
JPMorgan Securities LLC	4,929,426	4,929,426		—	—
Mizuho Securities USA Inc.	2,356,926	2,356,926		—	—
National Financial Services LLC	1,846,116	1,846,116		—	—
SG Americas Securities LLC	527,067	516,898		—	(10,169	)(b)
State Street Bank & Trust Company	89,629	89,629		—	—
TD Prime Services LLC	1,779,656	1,779,656		—	—
UBS AG	502,574	502,574		—	—
Wells Fargo Bank, National Association	594,379	594,379		—	—

	$21,473,903	$21,463,734		$—	$(10,169)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Swaps: Swaps are financial agreements to exchange cash flows in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Total return swaps are entered into by the iShares Edge MSCI Multifactor USA Small-Cap ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

Total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Multifactor Global	0.35%
Edge MSCI Multifactor Intl	0.30
Edge MSCI Multifactor Intl Small-Cap	0.40
Edge MSCI Multifactor USA	0.20
Edge MSCI Multifactor USA Mid-Cap	0.25
Edge MSCI Multifactor USA Small-Cap	0.30

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For the iShares Edge MSCI Multifactor Global ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

72	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI Multifactor USA ETF, iShares Edge MSCI Multifactor USA Mid-Cap ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF (the “Group 1 Funds”), retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF and iShares Edge MSCI Multifactor Intl Small-Cap ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each Group 1 Fund retained 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended July 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Edge MSCI Multifactor Global	$1,854
Edge MSCI Multifactor Intl	9,904
Edge MSCI Multifactor Intl Small-Cap	9,249
Edge MSCI Multifactor USA	17,257
Edge MSCI Multifactor USA Mid-Cap	302
Edge MSCI Multifactor USA Small-Cap	53,580

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Edge MSCI Multifactor Global	$8,851,637	$13,178,588	$856,686
Edge MSCI Multifactor Intl	62,647,449	111,631,400	(21,724,763)
Edge MSCI Multifactor Intl Small-Cap	1,991,966	7,060,233	1,319,442
Edge MSCI Multifactor USA	36,179,751	40,776,416	(9,600,196)
Edge MSCI Multifactor USA Small-Cap	11,623,262	26,933,172	3,126,941

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Global	$47,596,164	$47,988,496
Edge MSCI Multifactor Intl	402,878,738	396,118,775
Edge MSCI Multifactor Intl Small-Cap	47,354,385	47,101,362
Edge MSCI Multifactor USA	369,996,382	372,331,204
Edge MSCI Multifactor USA Mid-Cap	1,167,990	1,171,334
Edge MSCI Multifactor USA Small-Cap	166,850,502	158,953,639

For the year ended July 31, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Multifactor Global	$923,675	$—
Edge MSCI Multifactor Intl	122,375,989	390,419,229
Edge MSCI Multifactor Intl Small-Cap	43,394,093	—
Edge MSCI Multifactor USA	130,653,418	354,822,984
Edge MSCI Multifactor USA Small-Cap	317,095,671	38,257,604

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2020, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Edge MSCI Multifactor Global	$1,304	$(1,304)
Edge MSCI Multifactor Intl	(18,734,797)	18,734,797
Edge MSCI Multifactor USA	32,357,906	(32,357,906)
Edge MSCI Multifactor USA Small-Cap	6,296,034	(6,296,034)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19

Edge MSCI Multifactor Global Ordinary income	$2,650,590	$3,186,986

Edge MSCI Multifactor Intl Ordinary income	$30,303,674	$37,236,825

Edge MSCI Multifactor Intl Small-Cap Ordinary income	$2,923,327	$1,756,150

Edge MSCI Multifactor USA Ordinary income	$17,573,491	$32,975,103

74	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 07/31/20	Period Ended 07/31/19
Edge MSCI Multifactor USA Mid-Cap
Ordinary income	$43,655	$—

iShares ETF	Year Ended 07/31/20	Year Ended 07/31/19
Edge MSCI Multifactor USA Small-Cap
Ordinary income	$4,416,488	$2,587,744

As of July 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses	(c)	Total
Edge MSCI Multifactor Global	$238,813	$(9,494,049)	$8,217,438		$—		$(1,037,798)
Edge MSCI Multifactor Intl	—	(175,132,643)	(16,128,247)		(1,405,385)		(192,666,275)
Edge MSCI Multifactor Intl Small-Cap	1,090,728	(8,369,879)	3,591,138		—		(3,688,013)
Edge MSCI Multifactor USA	116,133	(108,347,168)	58,640,085		—		(49,590,950)
Edge MSCI Multifactor USA Mid-Cap	2,535	(19,936)	140,032		—		122,631
Edge MSCI Multifactor USA Small-Cap	2,046,454	(37,647,900)	17,238,088		—		(18,363,358)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions, and the realization for tax purposes of unrealized gains (losses) on certain swap agreements.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Edge MSCI Multifactor Global	$107,595,346	$17,127,218	$(8,871,996)	$8,255,222
Edge MSCI Multifactor Intl	926,907,224	87,937,836	(104,264,466)	(16,326,630)
Edge MSCI Multifactor Intl Small-Cap	119,640,532	16,089,396	(12,514,632)	3,574,764
Edge MSCI Multifactor USA	774,385,610	118,615,437	(59,975,352)	58,640,085
Edge MSCI Multifactor USA Mid-Cap	2,534,918	319,373	(179,341)	140,032
Edge MSCI Multifactor USA Small-Cap	545,965,294	59,780,812	(42,542,724)	17,238,088

9.	LINE OF CREDIT

The iShares Edge MSCI Multifactor Global ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Fund may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

For the year ended July 31, 2020, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Edge MSCI Multifactor Global	$769,000	$14,708	2.70%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

76	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

Edge MSCI Multifactor Global
Shares sold	50,000	$1,123,922	4,800,000	$131,164,108
Shares redeemed	—	—	(3,150,000)	(87,648,761)

Net increase	50,000	$1,123,922	1,650,000	$43,515,347

Edge MSCI Multifactor Intl
Shares sold	5,900,000	$149,166,464	20,600,000	$538,095,630
Shares redeemed	(17,300,000)	(405,443,819)	(5,800,000)	(139,316,319)

Net increase (decrease)	(11,400,000)	$(256,277,355)	14,800,000	$398,779,311

Edge MSCI Multifactor Intl Small-Cap
Shares sold	1,600,000	$44,171,480	1,600,000	$46,347,250
Shares redeemed	—	—	(300,000)	(8,748,920)

Net increase	1,600,000	$44,171,480	1,300,000	$37,598,330

Edge MSCI Multifactor USA
Shares sold	4,550,000	$131,331,507	13,550,000	$430,146,722
Shares redeemed	(11,650,000)	(356,383,962)	(14,750,000)	(445,858,624)

Net decrease	(7,100,000)	$(225,052,455)	(1,200,000)	$(15,711,902)

	Year Ended 07/31/20		Period Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

Edge MSCI Multifactor USA Mid-Cap
Shares sold	—	$—	100,000	$2,557,397

	Year Ended 07/31/20		Year Ended 07/31/19
iShares ETF	Shares	Amount	Shares	Amount

Edge MSCI Multifactor USA Small-Cap
Shares sold	9,200,000	$325,826,951	4,350,000	$173,929,742
Shares redeemed	(1,050,000)	(39,129,160)	(1,800,000)	(69,974,775)

Net increase	8,150,000	$286,697,791	2,550,000	$103,954,967

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Name Change: On March 25, 2020, the Board approved the name changes of the following Funds. Effective August 17, 2020, iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Multifactor USA ETF, iShares Edge MSCI Multifactor USA Mid-Cap ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF changed their names to iShares MSCI Global Multifactor ETF, iShares MSCI Intl Multifactor ETF, iShares MSCI Intl Small-Cap Multifactor ETF, iShares MSCI USA Multifactor ETF, iShares MSCI USA Mid-Cap Multifactor ETF and iShares MSCI USA Small-Cap Multifactor ETF, respectively.

78	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI Global Multifactor ETF, iShares MSCI Intl Multifactor ETF,

iShares MSCI Intl Small-Cap Multifactor ETF, iShares MSCI USA Multifactor ETF,

iShares MSCI USA Mid-Cap Multifactor ETF, and iShares MSCI USA Small-Cap Multifactor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Multifactor USA ETF, iShares Edge MSCI Multifactor USA Mid-Cap ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Multifactor USA ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF: statements of operations for the year ended July 31, 2020 and statements of changes in net assets for each of the two years in the period ended July 31, 2020.

iShares Edge MSCI Multifactor USA Mid-Cap ETF: statement of operations for the year ended July 31, 2020, and statement of changes in net assets for the year ended July 31, 2020 and for the period June 4, 2019 (commencement of operations) through July 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Edge MSCI Multifactor Global	38.14%
Edge MSCI Multifactor USA	91.10%
Edge MSCI Multifactor USA Mid-Cap	86.71%
Edge MSCI Multifactor USA Small-Cap	78.60%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Dividend Income
Edge MSCI Multifactor Global	$2,277,127
Edge MSCI Multifactor Intl	26,479,163
Edge MSCI Multifactor Intl Small-Cap	2,354,798
Edge MSCI Multifactor USA	15,942,251
Edge MSCI Multifactor USA Mid-Cap	36,509
Edge MSCI Multifactor USA Small-Cap	5,061,799

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Business Income
Edge MSCI Multifactor Global	$9,708
Edge MSCI Multifactor USA Mid-Cap	1,644
Edge MSCI Multifactor USA Small-Cap	460,239

For the fiscal year ended July 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Multifactor Intl	$29,630,003	$2,165,113
Edge MSCI Multifactor Intl Small-Cap	3,046,392	238,377

80	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Multifactor USA Small-Cap ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	81

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor USA ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess

82	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	83

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Edge MSCI Multifactor USA Mid-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with

84	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	85

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

86	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Edge MSCI Multifactor Global(a)	$0.684803	$—	$0.000289	$0.685092	100%	—%	0	%(b)	100%
Edge MSCI Multifactor Intl	0.777397	—	—	0.777397	100	—	—		100
Edge MSCI Multifactor Intl Small-Cap	0.798362	—	—	0.798362	100	—	—		100
Edge MSCI Multifactor USA(a)	0.633103	—	0.001481	0.634584	100	—	0	(b)	100
Edge MSCI Multifactor USA Mid-Cap(a)	0.432592	—	0.003954	0.436546	99	—	1		100
Edge MSCI Multifactor USA Small-Cap(a)	0.540951	—	0.002397	0.543348	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	87

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Multifactor Global ETF Period Covered: April 30, 2015 through June 30, 2020
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	4	0.31%
Greater than 2.5% and Less than 3.0%	2	0.15
Greater than 2.0% and Less than 2.5%	6	0.46
Greater than 1.5% and Less than 2.0%	19	1.46
Greater than 1.0% and Less than 1.5%	126	9.68
Greater than 0.5% and Less than 1.0%	341	26.19
Greater than 0.0% and Less than 0.5%	459	35.26
At NAV	24	1.84
Less than 0.0% and Greater than –0.5%	299	22.96
Less than –0.5% and Greater than –1.0%	18	1.38
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –2.0% and Greater than –2.5%	1	0.08

	1,302	100.00%

iShares Edge MSCI Multifactor Intl ETF Period Covered: April 30, 2015 through June 30, 2020
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.08%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	4	0.31
Greater than 1.5% and Less than 2.0%	21	1.61
Greater than 1.0% and Less than 1.5%	62	4.76
Greater than 0.5% and Less than 1.0%	255	19.59
Greater than 0.0% and Less than 0.5%	651	50.00
At NAV	6	0.46
Less than 0.0% and Greater than –0.5%	227	17.43
Less than –0.5% and Greater than –1.0%	47	3.61
Less than –1.0% and Greater than –1.5%	13	1.00
Less than –1.5% and Greater than –2.0%	9	0.69
Less than –2.0% and Greater than –2.5%	2	0.15
Less than –2.5% and Greater than –3.0%	2	0.15
Less than –3.0% and Greater than –3.5%	1	0.08

	1,302	100.00%

88	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Edge MSCI Multifactor Intl Small-Cap ETF Period Covered: April 30, 2015 through June 30, 2020
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.08%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	20	1.54
Greater than 1.0% and Less than 1.5%	125	9.60
Greater than 0.5% and Less than 1.0%	402	30.87
Greater than 0.0% and Less than 0.5%	452	34.71
At NAV	14	1.08
Less than 0.0% and Greater than –0.5%	212	16.27
Less than –0.5% and Greater than –1.0%	48	3.69
Less than –1.0% and Greater than –1.5%	17	1.31
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0% and Greater than –2.5%	3	0.23
Less than –2.5% and Greater than –3.0%	3	0.23

	1,302	100.00%

iShares Edge MSCI Multifactor USA ETF Period Covered: April 30, 2015 through June 30, 2020
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	716	55.00%
At NAV	155	11.90
Less than 0.0% and Greater than –0.5%	431	33.10

	1,302	100.00%

iShares Edge MSCI Multifactor USA Mid-Cap ETF Period Covered: June 06, 2019 through June 30, 2020
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.37%
Greater than 0.0% and Less than 0.5%	35	12.96
At NAV	10	3.70
Less than 0.0% and Greater than –0.5%	224	82.97

	270	100.00%

iShares Edge MSCI Multifactor USA Small-Cap ETF Period Covered: April 30, 2015 through June 30, 2020
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	16	1.23
Greater than 0.0% and Less than 0.5%	957	73.50
At NAV	62	4.76
Less than 0.0% and Greater than –0.5%	262	20.12
Less than –0.5% and Greater than –1.0%	2	0.15

	1,302	100.00%

SUPPLEMENTAL INFORMATION	89

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of July 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

90	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005) ; Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	91

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

92	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	93

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-714-0720

JULY 31, 2020

2020 Annual Report

iShares Trust

•	iShares ESG Aware Aggressive Allocation ETF | EAOA | Cboe BZX
•	iShares ESG Aware Conservative Allocation ETF | EAOK | Cboe BZX
•	iShares ESG Aware Growth Allocation ETF | EAOR | Cboe BZX
•	iShares ESG Aware Moderate Allocation ETF | EAOM | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

BlackRock, Inc.

Rob Kapito

BlackRock, Inc.

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a positive return during the 12 months ended July 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.20% in U.S. dollar terms for the reporting period.

Global stocks posted steady gains for the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading afflicted countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors tried to project the length of the disruption and its ultimate economic impact. Beginning in late March 2020, massive stimulus from the world’s largest central banks and governments, as well as tentative success with slowing the virus’ transmission and optimism surrounding potential vaccines, led to a recovery in equity prices.

In the U.S., following the issuance of stay-at-home orders and other restrictions on public gatherings and nonessential work, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Unemployment increased dramatically as record jobless claims brought the unemployment rate up to 14.7% in April 2020, the highest rate since the Great Depression.

In response to the pandemic, the federal government enacted several rounds of stimulus spending, including the U.S. $1.8 trillion CARES act, followed by an additional U.S. $484 billion in aid for small businesses and hospitals. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by enacting two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The combination of Fed intervention, support from government stimulus, and optimism surrounding development of a coronavirus vaccine led to a significant recovery in U.S. stock prices. By the end of the reporting period many stocks had recovered to near their pre-coronavirus highs.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans, and in July 2020 Eurozone countries reached a historic deal for a collective €750 billion stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. Nonetheless, the stock recovery in Europe was relatively muted compared to other parts of the world, and overall returns were negative for the reporting period.

Asia-Pacific stocks posted a solid return despite a sharp decline when the coronavirus outbreaks worsened. The Chinese economy weakened initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and canceled existing orders. By the end of the reporting period, however, progress in many Asian countries in reducing infections and signs of economic recovery in China led to a significant rise in Asia-Pacific equity markets.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® ESG Aware Aggressive Allocation ETF

Investment Objective

The iShares ESG Aware Aggressive Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent an aggressive risk profile, as represented by the BlackRock ESG Aware Aggressive Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	6.10%
Fund Market	6.14
Index	6.14

For the fiscal period ended 7/31/20, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 6/12/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (06/12/20)	(a)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$1,000.00		$1,061.00	$0.04		$1,000.00	$1,024.70	$0.15		0.03%

(a)	The beginning of the period (commencement of operations) is June 12, 2020.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (49 days for actual and 182 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)
Domestic Equity	82.3%
Domestic Fixed Income	17.7

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares ESG MSCI USA ETF	46.2%
iShares ESG MSCI EAFE ETF	21.4
iShares ESG Aware U.S. Aggregate Bond ETF	17.7
iShares ESG MSCI EM ETF	9.7
iShares ESG MSCI USA Small-Cap ETF	5.0

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of July 31, 2020	iShares® ESG Aware Conservative Allocation ETF

Investment Objective

The iShares ESG Aware Conservative Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent a conservative risk profile, as represented by the BlackRock ESG Aware Conservative Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	3.50%
Fund Market	3.58
Index	3.51

For the fiscal period ended 7/31/20, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 6/12/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (06/12/20)	(a)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$1,000.00		$1,035.00	$0.08		$1,000.00	$1,024.60	$0.30		0.06%

(a)	The beginning of the period (commencement of operations) is June 12, 2020.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (49 days for actual and 182 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)
Domestic Fixed Income	66.8%
Domestic Equity	33.2

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares ESG Aware U.S. Aggregate Bond ETF	66.8%
iShares ESG MSCI USA ETF	18.6
iShares ESG MSCI EAFE ETF	8.6
iShares ESG MSCI EM ETF	4.0
iShares ESG MSCI USA Small-Cap ETF	2.0

(a)	Excludes money market funds.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares® ESG Aware Growth Allocation ETF

Investment Objective

The iShares ESG Aware Growth Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent a growth risk profile, as represented by the BlackRock ESG Aware Growth Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	5.08%
Fund Market	5.16
Index	5.12

For the fiscal period ended 7/31/20, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 6/12/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (06/12/20)	(a)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$1,000.00		$1,050.80	$0.05		$1,000.00	$1,024.70	$0.20		0.04%

(a)	The beginning of the period (commencement of operations) is June 12, 2020.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (49 days for actual and 182 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)
Domestic Equity	63.5%
Domestic Fixed Income	36.5

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares ESG Aware U.S. Aggregate Bond ETF	36.5%
iShares ESG MSCI USA ETF	35.6
iShares ESG MSCI EAFE ETF	16.5
iShares ESG MSCI EM ETF	7.5
iShares ESG MSCI USA Small-Cap ETF	3.9

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of July 31, 2020	iShares® ESG Aware Moderate Allocation ETF

Investment Objective

The iShares ESG Aware Moderate Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent a moderate risk profile, as represented by the BlackRock ESG Aware Moderate Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	4.02%
Fund Market	4.10
Index	4.06

For the fiscal period ended 7/31/20, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 6/12/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (06/12/20)	(a)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$1,000.00		$1,040.20	$0.07		$1,000.00	$1,024.60	$0.25		0.05%

(a)	The beginning of the period (commencement of operations) is June 12, 2020.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (49 days for actual and 182 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)
Domestic Fixed Income	56.4%
Domestic Equity	43.6

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares ESG Aware U.S. Aggregate Bond ETF	56.4%
iShares ESG MSCI USA ETF	24.5
iShares ESG MSCI EAFE ETF	11.3
iShares ESG MSCI EM ETF	5.2
iShares ESG MSCI USA Small-Cap ETF	2.6

(a)	Excludes money market funds.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE / SHAREHOLDER EXPENSES	9

Schedule of Investments July 31, 2020	iShares® ESG Aware Aggressive Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 82.0%
iShares ESG MSCI EAFE ETF(a)	13,795	$854,462
iShares ESG MSCI EM ETF(a)	11,117	389,651
iShares ESG MSCI USA ETF(a)	24,886	1,845,048
iShares ESG MSCI USA Small-Cap ETF(a)	7,673	199,959

		3,289,120

Domestic Fixed Income — 17.7%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	12,387	708,536

Total Investment Companies — 99.7% (Cost: $3,813,909)		3,997,656

Total Investments in Securities — 99.7% (Cost: $3,813,909)		3,997,656

Other Assets, Less Liabilities — 0.3%		13,459

Net Assets — 100.0%		$4,011,115

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/12/20	(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income	Capital Gain Distributions from Underlying Funds
iShares ESG Aware U.S. Aggregate Bond ETF	$—		$699,228	$(1,025)	$7	$10,326	$708,536	12,387	$690	$—
iShares ESG MSCI EAFE ETF	—		843,636	(1,279)	46	12,059	854,462	13,795	5,388	—
iShares ESG MSCI EM ETF	—		359,782	(565)	33	30,401	389,651	11,117	1,569	—
iShares ESG MSCI USA ETF	—		1,727,317	(2,788)	99	120,420	1,845,048	24,886	4,232	—
iShares ESG MSCI USA Small-Cap ETF	—		189,668	(260)	10	10,541	199,959	7,673	303	—

					$195	$183,747	$3,997,656		$12,182	$—

(a)	The Fund commenced operations on June 12, 2020.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$3,997,656	$—	$—	$3,997,656

See notes to financial statements.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® ESG Aware Conservative Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 33.1%
iShares ESG MSCI EAFE ETF(a)	5,412	$335,219
iShares ESG MSCI EM ETF(a)	4,362	152,888
iShares ESG MSCI USA ETF(a)	9,765	723,977
iShares ESG MSCI USA Small-Cap ETF(a)	3,009	78,415

		1,290,499

Domestic Fixed Income — 66.7%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	45,363	2,594,764

Total Investment Companies — 99.8% (Cost: $3,786,934)		3,885,263

Total Investments in Securities — 99.8% (Cost: $3,786,934)		3,885,263

Other Assets, Less Liabilities — 0.2%		7,380

Net Assets — 100.0%		$3,892,643

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/12/20	(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income	Capital Gain Distributions from Underlying Funds
iShares ESG Aware U.S. Aggregate Bond ETF	$—		$2,560,439	$—	$—	$34,325	$2,594,764	45,363	$2,524	$—
iShares ESG MSCI EAFE ETF	—		330,096	—	—	5,123	335,219	5,412	2,111	—
iShares ESG MSCI EM ETF	—		143,510	—	—	9,378	152,888	4,362	615	—
iShares ESG MSCI USA ETF	—		679,058	—	—	44,919	723,977	9,765	1,658	—
iShares ESG MSCI USA Small-Cap ETF	—		73,831	—	—	4,584	78,415	3,009	119	—

					$—	$98,329	$3,885,263		$7,027	$—

(a)	The Fund commenced operations on June 12, 2020.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$3,885,263	$—	$—	$3,885,263

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments July 31, 2020	iShares® ESG Aware Growth Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 63.3%
iShares ESG MSCI EAFE ETF(a)	10,518	$651,485
iShares ESG MSCI EM ETF(a)	8,476	297,084
iShares ESG MSCI USA ETF(a)	18,974	1,406,732
iShares ESG MSCI USA Small-Cap ETF(a)	5,851	152,477

		2,507,778

Domestic Fixed Income — 36.3%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	25,185	1,440,582

Total Investment Companies — 99.6% (Cost: $3,795,104)		3,948,360

Total Investments in Securities — 99.6% (Cost: $3,795,104)		3,948,360

Other Assets, Less Liabilities — 0.4%		16,559

Net Assets — 100.0%		$3,964,919

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/12/20	(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income	Capital Gain Distributions from Underlying Funds
iShares ESG Aware U.S. Aggregate Bond ETF	$—		$1,422,806	$(3,251)	$28	$20,999	$1,440,582	25,185	$1,405	$—
iShares ESG MSCI EAFE ETF	—		643,765	(1,520)	40	9,200	651,485	10,518	4,112	—
iShares ESG MSCI EM ETF	—		274,563	(695)	31	23,185	297,084	8,476	1,197	—
iShares ESG MSCI USA ETF	—		1,317,942	(3,139)	96	91,833	1,406,732	18,974	3,228	—
iShares ESG MSCI USA Small-Cap ETF	—		144,713	(286)	11	8,039	152,477	5,851	232	—

					$206	$153,256	$3,948,360		$10,174	$—

(a)	The Fund commenced operations on June 12, 2020.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$3,948,360	$—	$—	$3,948,360

See notes to financial statements.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares® ESG Aware Moderate Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 43.5%
iShares ESG MSCI EAFE ETF(a)	7,152	$442,995
iShares ESG MSCI EM ETF(a)	5,763	201,993
iShares ESG MSCI USA ETF(a)	12,903	956,628
iShares ESG MSCI USA Small-Cap ETF(a)	3,978	103,667

		1,705,283

Domestic Fixed Income — 56.3%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	38,538	2,204,374

Total Investment Companies — 99.8% (Cost: $3,787,673)		3,909,657

Total Investments in Securities — 99.8% (Cost: $3,787,673)		3,909,657

Other Assets, Less Liabilities — 0.2%		7,513

Net Assets — 100.0%		$3,917,170

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/12/20	(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income	Capital Gain Distributions from Underlying Funds
iShares ESG Aware U.S. Aggregate Bond ETF	$—		$2,172,259	$—	$—	$32,115	$2,204,374	38,538	$2,145	$—
iShares ESG MSCI EAFE ETF	—		436,749	—	—	6,246	442,995	7,152	2,789	—
iShares ESG MSCI EM ETF	—		186,241	—	—	15,752	201,993	5,763	812	—
iShares ESG MSCI USA ETF	—		894,220	—	—	62,408	956,628	12,903	2,190	—
iShares ESG MSCI USA Small-Cap ETF	—		98,204	—	—	5,463	103,667	3,978	157	—

					$—	$121,984	$3,909,657		$8,093	$—

(a)	The Fund commenced operations on June 12, 2020.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$3,909,657	$—	$—	$3,909,657

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Statements of Assets and Liabilities

July 31, 2020

	iShares ESG Aware Aggressive Allocation ETF	iShares ESG Aware Conservative Allocation ETF	iShares ESG Aware Growth Allocation ETF	iShares ESG Aware Moderate Allocation ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$3,997,656	$3,885,263	$3,948,360	$3,909,657
Cash	2,024	3,039	7,890	1,709
Receivables:
Dividends	11,490	4,501	8,768	5,949

Total assets	4,011,170	3,892,803	3,965,018	3,917,315

LIABILITIES
Payables:
Investment advisory fees	55	160	99	145

Total liabilities	55	160	99	145

NET ASSETS	$4,011,115	$3,892,643	$3,964,919	$3,917,170

NET ASSETS CONSIST OF:
Paid-in capital	$3,827,228	$3,794,314	$3,811,556	$3,795,186
Accumulated earnings	183,887	98,329	153,363	121,984

NET ASSETS	$4,011,115	$3,892,643	$3,964,919	$3,917,170

Shares outstanding	150,000	150,000	150,000	150,000

Net asset value	$26.74	$25.95	$26.43	$26.11

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Affiliated	$3,813,909	$3,786,934	$3,795,104	$3,787,673

See notes to financial statements.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Period Ended July 31, 2020

	iShares ESG Aware Aggressive Allocation ETF	(a)	iShares ESG Aware Conservative Allocation ETF	(a)	iShares ESG Aware Growth Allocation ETF	(a)	iShares ESG Aware Moderate Allocation ETF	(a)

INVESTMENT INCOME
Dividends — Affiliated	$12,182		$7,027		$10,174		$8,093

Total investment income	12,182		7,027		10,174		8,093

EXPENSES
Investment advisory fees	792		750		785		777

Total expenses	792		750		785		777
Less:
Investment advisory fees waived	(679)		(493)		(613)		(546)

Total expenses after fees waived	113		257		172		231

Net investment income	12,069		6,770		10,002		7,862

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	195		—		206		—

Net realized gain	195		—		206		—

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	183,747		98,329		153,256		121,984

Net change in unrealized appreciation (depreciation)	183,747		98,329		153,256		121,984

Net realized and unrealized gain	183,942		98,329		153,462		121,984

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$196,011		$105,099		$163,464		$129,846

(a)	For the period from June 12, 2020 (commencement of operations) to July 31, 2020.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	iShares ESG Aware Aggressive Allocation ETF	iShares ESG Aware Conservative Allocation ETF	iShares ESG Aware Growth Allocation ETF	iShares ESG Aware Moderate Allocation ETF
	Period From 06/12/20 to 07/31/20 (a)	Period From 06/12/20 to 07/31/20 (a)	Period From 06/12/20 to 07/31/20 (a)	Period From 06/12/20 to 07/31/20 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,069	$6,770	$10,002	$7,862
Net realized gain	195	—	206	—
Net change in unrealized appreciation (depreciation)	183,747	98,329	153,256	121,984

Net increase in net assets resulting from operations	196,011	105,099	163,464	129,846

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(12,124)	(6,770)	(10,101)	(7,862)
Return of capital	—	(161)	—	(144)

Decrease in net assets resulting from distributions to shareholders	(12,124)	(6,931)	(10,101)	(8,006)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,827,228	3,794,475	3,811,556	3,795,330

NET ASSETS
Total increase in net assets	4,011,115	3,892,643	3,964,919	3,917,170
Beginning of period	—	—	—	—

End of period	$4,011,115	$3,892,643	$3,964,919	$3,917,170

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout the period)

	iShares ESG Aware Aggressive Allocation ETF
	Period From 06/12/20 to 07/31/20	(a)

Net asset value, beginning of period	$25.32

Net investment income(b)	0.10
Net realized and unrealized gain(c)	1.44

Net increase from investment operations	1.54

Distributions(d)
From net investment income	(0.12)

Total distributions	(0.12)

Net asset value, end of period	$26.74

Total Return
Based on net asset value	6.10	%(e)

Ratios to Average Net Assets
Total expenses(f)	0.18	%(g)

Total expenses after fees waived(f)	0.03	%(g)

Net investment income	2.74%

Supplemental Data
Net assets, end of period (000)	$4,011

Portfolio turnover rate(h)(i)	0	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Rounds to less than 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares ESG Aware Conservative Allocation ETF
	Period From 06/12/20 to 07/31/20	(a)

Net asset value, beginning of period	$25.14

Net investment income(b)	0.06
Net realized and unrealized gain(c)	0.82

Net increase from investment operations	0.88

Distributions(d)
From net investment income	(0.07)
Return of capital	(0.00	)(e)

Total distributions	(0.07)

Net asset value, end of period	$25.95

Total Return
Based on net asset value	3.50	%(f)

Ratios to Average Net Assets
Total expenses(g)	0.18	%(h)

Total expenses after fees waived(g)	0.06	%(h)

Net investment income	1.63%

Supplemental Data
Net assets, end of period (000)	$3,893

Portfolio turnover rate(i)(j)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares ESG Aware Growth Allocation ETF
	Period From 06/12/20 to 07/31/20	(a)

Net asset value, beginning of period	$25.25

Net investment income(b)	0.08
Net realized and unrealized gain(c)	1.20

Net increase from investment operations	1.28

Distributions(d)
From net investment income	(0.10)

Total distributions	(0.10)

Net asset value, end of period	$26.43

Total Return
Based on net asset value	5.08	%(e)

Ratios to Average Net Assets
Total expenses(f)	0.18	%(g)

Total expenses after fees waived(f)	0.04	%(g)

Net investment income	2.29%

Supplemental Data
Net assets, end of period (000)	$3,965

Portfolio turnover rate(h)(i)	0	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Rounds to less than 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares ESG Aware Moderate Allocation ETF
	Period From 06/12/20 to 07/31/20	(a)

Net asset value, beginning of period	$25.18

Net investment income(b)	0.06
Net realized and unrealized gain(c)	0.95

Net increase from investment operations	1.01

Distributions(d)
From net investment income	(0.08)
Return of capital	(0.00	)(e)

Total distributions	(0.08)

Net asset value, end of period	$26.11

Total Return
Based on net asset value	4.02	%(f)

Ratios to Average Net Assets
Total expenses(g)	0.18	%(h)

Total expenses after fees waived(g)	0.05	%(h)

Net investment income	1.82%

Supplemental Data
Net assets, end of period (000)	$3,917

Portfolio turnover rate(i)(j)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
ESG Aware Aggressive Allocation(a)	Diversified
ESG Aware Conservative Allocation(a)	Diversified
ESG Aware Growth Allocation(a)	Diversified
ESG Aware Moderate Allocation(a)	Diversified

(a)	The Fund commenced operations on June 12, 2020.

Each Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in other iShares funds (each, an “underlying fund,” collectively, the “underlying funds”). The financial statements and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.18%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For each of the iShares ESG Aware Aggressive Allocation, iShares ESG Aware Conservative Allocation, iShares ESG Aware Growth Allocation and iShares ESG Aware Moderate Allocation ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through November 30, 2025, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

5.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Sales
ESG Aware Aggressive Allocation	$5,916
ESG Aware Growth Allocation	8,891

For the year ended July 31, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
ESG Aware Aggressive Allocation	$3,819,630	$—
ESG Aware Conservative Allocation	3,786,934	—
ESG Aware Growth Allocation	3,803,789	—
ESG Aware Moderate Allocation	3,787,673	—

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020 and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Period Ended 07/31/20
ESG Aware Aggressive Allocation
Ordinary income	$12,124

ESG Aware Conservative Allocation
Ordinary income	$6,770
Return of capital	161

$6,931

ESG Aware Growth Allocation
Ordinary income	$10,101

ESG Aware Moderate Allocation
Ordinary income	$7,862
Return of capital	144

$8,006

As of July 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Net Unrealized Gains (Losses)	Total
ESG Aware Aggressive Allocation	$140	$183,747	$183,887
ESG Aware Conservative Allocation	—	98,329	98,329
ESG Aware Growth Allocation	107	153,256	153,363
ESG Aware Moderate Allocation	—	121,984	121,984

As of July 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Aware Aggressive Allocation	$3,813,909	$183,747	$—	$183,747
ESG Aware Conservative Allocation	3,786,934	98,329	—	98,329
ESG Aware Growth Allocation	3,795,104	153,256	—	153,256
ESG Aware Moderate Allocation	3,787,673	121,984	—	121,984

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

7.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

8.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 07/31/20
iShares ETF	Shares	Amount
ESG Aware Aggressive Allocation
Shares sold	150,000	$3,827,228

ESG Aware Conservative Allocation
Shares sold	150,000	$3,794,475

ESG Aware Growth Allocation
Shares sold	150,000	$3,811,556

ESG Aware Moderate Allocation
Shares sold	150,000	$3,795,330

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares ESG Aware Aggressive Allocation ETF,

iShares ESG Aware Conservative Allocation ETF, iShares ESG Aware Growth Allocation ETF

and iShares ESG Aware Moderate Allocation ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares ESG Aware Aggressive Allocation ETF, iShares ESG Aware Conservative Allocation ETF, iShares ESG Aware Growth Allocation ETF and iShares ESG Aware Moderate Allocation ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 12, 2020 (commencement of operations) through July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period June 12, 2020 (commencement of operations) through July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
ESG Aware Aggressive Allocation	31.87%
ESG Aware Conservative Allocation	23.04%
ESG Aware Growth Allocation	29.37%
ESG Aware Moderate Allocation	26.05%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

iShares ETF	Qualified Dividend Income
ESG Aware Aggressive Allocation	$10,430
ESG Aware Conservative Allocation	4,086
ESG Aware Growth Allocation	7,958
ESG Aware Moderate Allocation	5,399

For the fiscal year ended July 31, 2020, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Aware Aggressive Allocation	$7,583	$821
ESG Aware Conservative Allocation	2,971	322
ESG Aware Growth Allocation	5,787	626
ESG Aware Moderate Allocation	3,926	425

IMPORTANT TAX INFORMATION	27

Board Review and Approval of Investment Advisory Contract

iShares ESG Aware Aggressive Allocation ETF, iShares ESG Aware Conservative Allocation ETF, iShares ESG Aware Growth Allocation ETF, iShares ESG Aware Moderate Allocation ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on March 25, 2020, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board enlisted Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). Broadridge was not able to identify other ETFs that were considered comparable to the Fund.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA(or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	29

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
ESG Aware Aggressive Allocation(a)	$0.114540	$—	$0.006698	$0.121238	94%	—%	6%	100%
ESG Aware Conservative Allocation(a)	0.066687	—	0.002624	0.069311	96	—	4	100
ESG Aware Growth Allocation(a)	0.095897	—	0.005111	0.101008	95	—	5	100
ESG Aware Moderate Allocation(a)	0.076593	—	0.003468	0.080061	96	—	4	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares ESG Aware Aggressive Allocation ETF

Period Covered: June 18, 2020 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	7	77.78%
Less than 0.0% and Greater than –0.5%	2	22.22

	9	100.00%

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares ESG Aware Conservative Allocation ETF

Period Covered: June 18, 2020 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	8	88.89%
Less than 0.0% and Greater than –0.5%	1	11.11

	9	100.00%

iShares ESG Aware Growth Allocation ETF

Period Covered: June 18, 2020 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	7	77.78%
At NAV	1	11.11
Less than 0.0% and Greater than –0.5%	1	11.11

	9	100.00%

iShares ESG Aware Moderate Allocation ETF

Period Covered: June 18, 2020 through June 30, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	8	88.89%
At NAV	1	11.11

	9	100.00%

SUPPLEMENTAL INFORMATION	31

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of July 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005) ; Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	33

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-716-0720

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fifty-six series of the registrant for which the fiscal year-end is July 31, 2020 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $733,350 for the fiscal year ended July 31, 2019 and $763,750 for the fiscal year ended July 31, 2020.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2019 and July 31, 2020 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $196,612 for the fiscal year ended July 31, 2019 and $211,736 for the fiscal year ended July 31, 2020. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended July 31, 2019 and July 31, 2020 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $196,612 for the fiscal year ended July 31, 2019 and $211,736 for the fiscal year ended July 31, 2020.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a)  (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: October 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Armando Senra

Armando Senra, President (Principal Executive Officer)

Date: October 5, 2020

By: /s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 5, 2020